UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4603

Thrivent Series Fund, Inc.

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

John D. Jackson

Assistant Secretary

Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-7190

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1.	Report to Stockholders

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Thrivent Variable Portfolios annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Portfolios’ website (ThriventPortfolios.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications by enrolling at Thrivent.com/gopaperless.

You may elect to receive all future reports in paper free of charge. You can call 1-800-847-4836 to let us know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Thrivent Variable Portfolios held in your insurance company separate account.

Dear Member:

We’ve often stated that Thrivent’s mission is to help people be wise with money. But I thought it might be helpful to go a step further and delve into the story behind that slogan—how we manage your money at Thrivent. Please bear with me; managing money may seem complicated and difficult to understand, but it can also be made very simple. In fact, that’s the whole point of much of what we do as an investment team at Thrivent.

Within the investment area, we do our best to offer low-cost, high-value products that are easy to understand. Although Thrivent offers a variety of portfolios, today I’d like to focus on some portfolios that we view as especially important in helping folks be wise with money: our Asset Allocation Portfolios and Income Plus Portfolios.

Our Asset Allocation Portfolios are intended to be a simple solution for investors seeking accumulation of assets for retirement or other purposes. We offer four portfolios—from Moderately Conservative to Aggressive—to suit the risk tolerance and objectives of a wide range of investors. Higher risk, of course, offers the potential for greater returns but also carries greater risk of loss.

We also offer three Income Plus portfolios—from our Balanced Income Plus Portfolio (which has approximately 50% in stocks and 50% in fixed-income) to our Diversified Income Plus Portfolio (which has approximately 30% in stocks and 70% in fixed-income) to our Opportunity Income Plus Portfolio (which normally holds only fixed-income securities). Our Income Plus portfolios seek to provide greater income than our Asset Allocation portfolios and could be appropriate, for example, for someone looking for income in retirement.

We use the same process to manage both our Asset Allocation portfolios and Income Plus portfolios. We sometimes refer to these portfolios collectively as our “mixed-asset portfolios,” since each holds a variety of different types of securities. We also sometimes refer to our Asset Allocation portfolios and Income Plus portfolios as “solution-oriented portfolios.” We call them that because, unlike our single-strategy portfolios (such as our Mid Cap Stock Portfolio or our Large Cap Growth Portfolio), our primary goal isn’t just to beat a particular investment benchmark. We’re seeking a particular outcome for investors, namely, some combination of capital appreciation and income with a certain level of risk (depending on the portfolio).

Our mixed-asset portfolios are designed to be as simple as possible for an investor to understand. But within these portfolios, there’s a whole lot “going on under the hood,” so to speak. Our process starts with an in-depth, quantitative review of the historical risk, return and other characteristics of more than two dozen types of assets—stocks, bonds and hybrid securities, both domestic and international. We have a group of five investment professionals, led by David Spangler, CFA, whose primary job is to analyze our allocations across asset classes for our mixed-asset portfolios. They compile the best historical data available for each type of asset and run an optimization algorithm to determine which allocations, based on the historical data, should produce the best risk-adjusted returns.

But the future doesn’t always look like the past, so we don’t simply set our asset allocations based on algorithms running on historical information. When we set what we refer to as our “strategic allocations” for each asset class, we take into account the quantitative models and data, but we also apply a layer of judgment. Some periods in the market—think of the tech bubble in 1999-2000 or the credit crisis of 2008-09—can be so extreme as to distort long-term historical data. Our team of investment professionals uses its many years of experience to set what we believe to be the best strategic asset allocation for each portfolio based on its investment objective and its risk/return profile. We redo this strategic allocation process about every 24 months to incorporate new and better historical information as it becomes available.

But while we view our strategic allocations as an important starting point—our “north star,” as we’ve termed it in our asset allocation meetings—our mixed-asset portfolios are rarely at their exact strategic allocations across all asset classes. There is nearly always something going on in the markets or in the world that gives us reason to believe we should over- or under-weight certain asset classes for some period of time. For instance, over the past year or so, we’ve been modestly below our strategic weightings for stocks because stocks seemed fully valued (but not over-valued), and we’ve been in a bull market for nearly 10 years. We refer to any departure from our strategic weightings as a “tactical allocation.”

Tactical allocations can be short- to intermediate-term trades. We may for example believe one asset class is significantly over-valued as compared to another. We would then buy the asset we view as cheap and sell the one we believe is too expensive. Such a trade could play out over a period of months or sometimes just weeks. We’re long-term investors, not market timers, but in our mixed-asset portfolios, part of our mandate is to continually seek to optimize our asset allocations, and that can sometimes involve being nimble and making some shorter-term trades to seek to add to shareholder returns.

When we make tactical asset allocations, we typically do so using futures contracts or other derivative instruments, both to reduce transaction costs and to avoid disturbing our underlying portfolio managers by forcing them to buy or sell portfolio securities. We have in the past, for example, purchased an overweight position in foreign securities we believed to be undervalued, but hedged the relevant currency risk (because we thought the underlying currency might go down). I believe that, paradoxically, the fact that we’re managing large pools of assets actually allows us to be more nimble from an investment perspective.

The goal of this letter—and thank you for staying with me—is to help investors like you understand that when you invest in one of our Asset Allocation or Income Plus portfolios, there’s a lot going on within your portfolio in terms of investment management. Yet the whole point of the portfolios is to make things simple from an investor’s perspective.

We recognize that most of our shareholders have a long list of things they’d rather be doing than thinking about asset allocation and worrying about what might be going on in the markets. At Thrivent, we have a team of 116 investment professionals who are committed to helping you be wise with money and achieve your financial goals. I know that I sometimes wake up at night thinking about markets and asset allocation. I suspect others on our team do so as well. We’re continually thinking about how best to allocate our shareholders’ assets—so that you don’t have to.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Series Fund, Inc.

Before investing, consider the portfolio’s investment objectives, risks, charges and expenses. Go to Thrivent.com for a prospectus containing this information and read it carefully.

Dear Member:

2018 was the most volatile year in the markets since the financial crisis of 2008-2009. Even after a late rally, the S&P 500 ended the year lower than it began for only the second time since the bull market began in March 2009.

The S&P 500 ended the year at 2,506.85—down 6.24% from its 2017 closing level of 2,673.61. The total return of the index (including dividends) was -4.38%.

Yields on 10-year U.S. Treasuries bounced around throughout the year, ending 2018 at 2.68%—up 0.27% for the year after ending 2017 at 2.41%. The Federal Reserve (Fed) approved four rate hikes of 0.25% during the year, raising the rate to a range of 2.25 - 2.50%. The Fed has raised interest rates nine times since December 2015.

Economic Review

The U.S. economy was solid throughout 2018. Gross domestic product (GDP), which is the broadest measure of economic output, grew at an annualized rate of 3.4% in the third quarter following a 4.2% growth rate in the second quarter, according to the U.S. Department of Commerce. For the year, the Fed estimated that GDP growth would be about 3%.

Several factors contributed to the solid GDP growth rate. Employment has continued to rise at a steady clip, with positive job growth for 99 consecutive months through December, according to the Bureau of Labor Statistics. The economy added an average of 215,000 new jobs per month in 2018. The unemployment rate ended the year at 3.9%. Wages increased by $0.84 per hour—3.2%—from a year ago.

Disposable personal income increased by 4.7% over the 12-month period through November 2018, according to the Bureau of Economic Analysis, while personal consumption expenditures increased by the very same rate of 4.7% for the period.

Retail sales were up 4.2% from a year earlier through the first 11 months of 2018, according to the U.S. Department of Commerce. Non-store retailers (primarily online) were up 10.8% for the year, food services and drinking places were up 5.6%, electronics and appliance store sales were up 4.0%, and gasoline station sales were up 8.2%, reflecting higher oil prices throughout much of the year.

After rallying through the first three quarters of 2019, oil prices sputtered in the 4th quarter, dropping nearly 40% through the final three months of 2018. For the year, the price of a barrel of West Texas Crude, which is a benchmark, was down 24.84%—slipping from its 2017 closing price of $60.42 to the 2018 close of $45.41.

Market Review

Stocks in both the U.S. and abroad ended 2018 with a thud in the final months of the year. The S&P 500 fell 19.9% from a high of 2940.91 in late September to a low of 2356.33 on December 24. The decline may be attributed to a variety of factors, including global trade and tariff issues, the fear of a Fed policy mistake, slowing global growth—and concerns that it may spread to the U.S. economy—political discord, and concerns over mounting government and corporate debt.

Most sectors of the S&P 500, which tracks 500 large-cap stocks, ended the year in negative territory. Only three of the 11 sectors posted a gain for the year, including Health Care, up 6.47%, Utilities, up 4.11%, and Consumer Discretionary, up 0.83%. The biggest losers for the year were Energy, down 18.10%, Materials, down 14.7%, and Industrials, down 13.29%.

International equity markets were weak throughout 2018. The MSCI EAFE Index, which tracks developed markets in Europe, Asia and Australia, was down 16.14%, as economic and trade concerns roiled markets in both Europe and Asia.

The MSCI Emerging Markets Index, which tracks stocks in developing economies, dropped 14.58% for the year. The MSCI World All Country Index (non-U.S.) declined 14.20%.

As interest rates have risen, bond prices have provided mixed results. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks a broad range of investment-grade bonds, finished the year about even (up 0.01%). The Bloomberg Barclays U.S. Corporate High Yield Bond Index dropped 2.08%, while the Bloomberg Barclays 1-3 Year Government/Credit Bond Index gained 1.6% for the year.

Our Outlook

Many risks continue to weigh on market returns, including global trade and tariff issues, rising government and corporate debt levels, political discord in the U.S., and rising interest rates.

We believe that rising debt levels may be the most problematic risk from a long-term standpoint. Given the diminished level of liquidity in the market, volatility may remain high, and further equity market declines are possible.

However, we believe a healthy domestic economy, a strong job market, sustained corporate earnings growth, relatively low interest rates, and more moderate stock valuations may counteract the rising tide of late cycle risks. But we continue to believe that long term returns will be muted as compared to the very strong returns over the past several years.

Finally, in periods such as this, it is important for investors to assess their real risk temperament relative to the time frame of their investment objectives and to ensure that their overall portfolios remain properly balanced and diversified across asset classes.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Series Fund, Inc.

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THRIVENT AGGRESSIVE ALLOCATION PORTFOLIO

David S. Royal, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

Thrivent Aggressive Allocation Portfolio seeks long-term capital growth.

Investment in Thrivent Aggressive Allocation Portfolio involves allocation, credit, derivatives, emerging markets, equity security, foreign currency, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, non-diversified, other funds, quantitative investing, small cap, and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Aggressive Allocation Portfolio earned a return of -6.46%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Aggressive Growth category, of -8.85%. The Portfolio’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA—USD Net Returns, earned returns of -4.38%, 0.01% and -14.20%, respectively.

What factors affected the Portfolio’s performance?

On the heels of an exceptionally quiet 2017, market volatility returned this year with an equity market drawdown in February of approximately 10%. After recovering in the summer, stocks experienced a more significant nearly 20% peak-to-trough sell off in the fourth quarter. Typically, excessive market volatility presents a more challenging environment for our asset allocation portfolios because of their procyclical positioning. Early in the year, the Portfolio performed well through the market volatility, but market turmoil later in the fourth quarter resulted in the Portfolio losing some relative performance versus its peer group and benchmarks. However, for full-year 2018, the Portfolio maintained its outperformance over its peer group median, primarily due to favorable results from the relative outperformance of several underlying portfolios and our asset allocation decisions.

Areas of strong stock selection included significant outperformance in large-cap growth, followed by small-cap core and small-cap growth. Underperforming managers included international, large-cap value and mid-cap growth. Although no sectors represented more than 25% of net assets for the period, the Portfolio benefited from strong performance in Information Technology, Health Care, Industrials and Consumer Discretionary, but saw underperformance in Financials, Energy and Utilities. As part of the management process, we employed derivatives for the purpose of adjusting the Portfolio’s exposures to various asset classes when deemed appropriate. In 2018, the Portfolio benefited from several of these tactics. First, an underweighting to international equities that we instituted in March added value because domestic equities materially outperformed. Second, in September, we eliminated an overweighting to domestic small-cap stocks, which allowed the Portfolio to capture the relative year-to-date outperformance of the position just prior to the small-cap segment’s material underperformance during the fourth quarter. Beyond these tactical adjustments, we employed several risk-mitigating strategies, such as the extension of a NASDAQ 100 short position and the initiation of a low volatility strategy. These also proved successful in hedging the Portfolio’s overweighting to risk assets, including mega-cap technology stocks.

In the fixed-income market, we saw the Treasury yield curve flatten significantly as yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. The Federal Reserve (Fed) increased the federal funds rate four times, which had the most impact on short-term rates. Higher interest rates weighed on much of the fixed-income market. Also, yield spreads over Treasuries—a form of risk premium—increased for investment-grade and high-yield corporate bonds as well as emerging markets debt, which negatively impacted returns. Fixed-income returns generally ranged from slightly positive to moderately negative, with credit sectors faring worst and higher-quality securities with floating rates that increase as interest rates rise producing stronger returns. The fixed-income portion of the Portfolio outperformed in part because it was positioned for the Treasury curve to flatten. Additionally, this segment of the Portfolio benefited from its overweighting in securitized assets, including nonagency mortgage-backed securities. Leveraged loan holdings also boosted relative performance, while high-yield holdings underperformed. We used Treasury futures in the fixed-income portfolio to help manage interest rate exposure.

What is your outlook?

At the beginning of the period, valuations were elevated. However, after the significant market decline in the fourth quarter, valuations across asset classes appeared in line with their long-term averages and in some cases, such as international and domestic small caps, they appeared cheap. Economically, U.S. growth remains strong, albeit somewhat slower. Internationally, however, we see a different story with Europe and Asia showing marked weakness. In 2019, we expect economic growth to moderate in the U.S. as the economy digests 2018’s four Fed rate hikes, and continued trade tensions and market volatility may persist. As a result, we have positioned the Portfolio with a modest underweighting in equities, while maintaining diversifying strategies to hedge more volatile risk assets such as technology, growth and momentum. Within fixed income, the Portfolio is overweighted in high-quality fixed-income assets, including U.S. Treasuries and agency mortgage-backed securities. Additionally, the Portfolio is underweighted in corporate bonds. Longer term, we are cautious regarding corporate credit given high debt levels and the increasing age of the economic and credit cycle.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-6.46%	5.73%	10.76%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT BALANCED INCOME PLUS PORTFOLIO

Mark L. Simenstad, CFA, Noah J. Monsen, CFA, Gregory R. Anderson, CFA, Stephen D. Lowe, CFA, and Matthew D. Finn, CFA, Portfolio Co-Managers*

Thrivent Balanced Income Plus Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth.

Investment in Thrivent Balanced Income Plus Portfolio involves risks including allocation, convertible securities, credit, derivatives, emerging markets, equity securities, ETF, foreign currency, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, preferred securities, quantitative investing, and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*

Effective October 31, 2018, Gregory R. Anderson, CFA and Matthew D. Finn, CFA were named as portfolio managers of the Portfolio, and Reginald L. Pfeifer, CFA and John T. Groton, Jr., CFA no longer serve as portfolio managers of the Portfolio.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Balanced Income Plus Portfolio earned a return of -4.87%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of -4.94%. The Portfolio’s market benchmarks, the MSCI World Index—USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, returned -8.71%, 0.99%, 0.44% and -1.88%, respectively.

What factors affected the Portfolio’s performance?

Despite increasing trade war tensions and four interest-rate hikes by the Federal Reserve (Fed), the U.S. economy strengthened during much of 2018 while other economies across the globe slowed. The U.S. was spurred on by the late-2017 corporate tax cuts, business deregulation and improving economic data. Financial markets turned volatile in the fourth quarter, however, as investors worried that the Fed seemed intent on continuing to raise rates even though the economic outlook had begun to look less favorable, in part due to slowing global growth and ongoing trade and tariff tensions. This resulted in most fixed-income sectors turning negative by year-end. Domestic and international equity markets also ended the year negative, though domestic equity significantly outperformed international equity. The Real Estate Investment Trust (REIT) sector, which is fairly rate sensitive, produced negative single-digit returns, not only underperforming U.S. equities but also Investment-Grade Credit and High-Yield Credit.

The Portfolio allocates about 50% of its assets to fixed-income and 50% to equities. The fixed-income sleeve lost about 0.90% before expenses in 2018, with the most significant losses sustained in those sectors most sensitive to the economy, including High-Yield Debt and fixed-income alteratives such as Preferred Stocks, Convertible Bonds, Closed-End Funds and Exchange-Traded Funds (ETFs). Emerging Market Bonds also sustained losses. Security selection had a negative impact relative to the Portfolio’s benchmarks in Preferred Stocks and Leveraged Loans, offset in part by better-than-benchmark returns in Securitized Assets.

The Portfolio used Treasury futures to help adjust interest rate and yield curve exposure, positioning it for rising interest rates and a flatter Treasury yield curve. This had a net minimal impact on full-year returns. The Portfolio also used stock-index futures to manage equity-like risk in its fixed-income holdings, which delivered a modestly positive benefit.

Although absolute returns for the equity sleeve were negative, stock selection contributed positively to results, particularly in the Information Technology, Consumer Discretionary and Communication Services sectors. Stock selection detracted in Energy, Financials, Utilities and Health Care. International equity holdings benefited from an emphasis on low volatility and high quality, but a tilt toward smaller-cap stocks detracted. Country allocations aided performance, including an underweighting to Hong Kong and overweighting to Japan. Sector allocations modestly detracted, particularly our emphasis on the automotive industry. While currency exposure in the Portfolio was small, an underweighting to the euro proved beneficial.

What is your outlook?

The fourth-quarter market volatility left credit valuations attractive, presenting tactical opportunities within the fixed-income markets. We are cautious on corporate credit longer-term, particularly given high corporate debt levels and the increasing age of the economic and credit cycles. We anticipate the Fed will resume raising rates gradually at some point in 2019 but pause if economic data degrades. We do not hold a view as to whether stocks will rise or fall. We will maintain a bottom-up equity strategy in which our industry analysts search for the best investment ideas regardless of the macroeconomic backdrop or market direction.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-4.87%	3.79%	8.67%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The MSCI World Index—USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

**

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

***

The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.

****	The S&P/LSTA Leveraged Loan Index is a market value-weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT DIVERSIFIED INCOME PLUS PORTFOLIO

Mark L. Simenstad, CFA, Stephen D. Lowe, CFA, Noah J. Monsen, CFA, Gregory R. Anderson, CFA, and Matthew D. Finn, CFA, Portfolio Co-Managers*

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation.

Investment in Thrivent Diversified Income Plus Portfolio involves risks including allocation, convertible securities, credit, derivatives, emerging markets, equity security, ETF, foreign currency, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, preferred securities, and quantitative investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*

Effective October 31, 2018, Gregory R. Anderson, CFA and Matthew D. Finn, CFA were named as portfolio managers of the Portfolio, and Reginald L. Pfeifer, CFA and John T. Groton, Jr., CFA no longer serve as portfolio managers of the Portfolio.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Diversified Income Plus Portfolio earned a return of -2.70%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of -2.97%. The Portfolio’s market benchmarks, the MSCI World Index—USD Net Returns, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, returned -8.71%, 0.99%, 0.44% and -1.88%, respectively.

What factors affected the Portfolio’s performance?

Despite increasing trade war tensions and four interest-rate hikes by the Federal Reserve (Fed), the U.S. economy strengthened during much of 2018 while other economies across the globe slowed. The U.S. was spurred on by the late-2017 corporate tax cuts, business deregulation and improving economic data. Financial markets turned volatile in the fourth quarter, however, as investors worried that the Fed seemed intent on continuing to raise rates even though the economic outlook had begun to look less favorable, in part due to slowing global growth and ongoing trade and tariff tensions. This resulted in most fixed-income sectors turning negative by year-end. Domestic and international equity markets also ended the year negative, though domestic equity significantly outperformed international equity. The Real Estate Investment Trust (REIT) sector, which is fairly rate sensitive, produced negative single-digit returns, not only underperforming U.S. equities but also Investment-Grade Credit and High-Yield Credit.

The Portfolio allocates about 70% of its assets to fixed-income and 30% to equities. The overall return of its fixed-income sleeve was modestly negative for the year—down about 0.22% before expenses—with the most significant losses registered in those sectors most sensitive to the economy, including High-Yield Debt and fixed-income alteratives such as Preferred Stocks, Convertible Bonds, Closed-End Funds and Exchange-Traded Funds (ETFs). Emerging Market Bonds also sustained losses. Security selection had a negative impact relative to the Portfolio’s benchmarks in several of those sectors, offset in part by positive, better-than-benchmark returns in Securitized Assets.

The Portfolio used Treasury futures to help adjust interest rate and yield curve exposure, positioning it for rising interest rates and a flatter Treasury yield curve. This had a net minimal impact on full-year returns. The Portfolio also used stock-index futures to manage equity-like risk in its fixed-income holdings, which delivered a modestly positive benefit.

Although absolute returns for the equity sleeve were negative, stock selection contributed positively to results, particularly in the Information Technology, Consumer Discretionary and Communication Services sectors. Stock selection detracted in Energy, Financials, Utilities and Health Care. International equity holdings benefited from an emphasis on low volatility and high quality, but a tilt toward smaller-cap stocks detracted. Country allocations aided performance, including an underweighting to Hong Kong and overweighting to Japan. Sector allocations modestly detracted, particularly our emphasis on the automotive industry. While currency exposure in the Portfolio was small, an underweighting to the euro proved beneficial.

What is your outlook?

The fourth-quarter market volatility left credit valuations attractive, presenting tactical opportunities within the fixed-income markets. We are cautious on corporate credit longer-term, particularly given high corporate debt levels and the increasing age of the economic and credit cycles. We anticipate the Fed will resume raising rates gradually at some point in 2019 but pause if economic data degrades. We do not hold a view as to whether stocks will rise or fall. We will maintain a bottom-up equity strategy in which our industry analysts search for the best investment ideas regardless of the macroeconomic backdrop or market direction.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-2.70%	3.52%	9.09%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

**

The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.

***

The MSCI World Index – USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

****	The S&P/LSTA Leveraged Loan Index is a market value-weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT GOVERNMENT BOND PORTFOLIO

Michael G. Landreville, CFA, CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

Thrivent Government Bond Portfolio seeks total return, consistent with preservation of capital. The Portfolio’s investment objective may be changed without shareholder approval.

Investment in Thrivent Government Bond Portfolio involves risks including derivatives, government securities, inflation-linked security, interest rate, investment adviser, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, quantitative investing, and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Government Bond Portfolio generated a return of 0.18%, compared with the median return of its Lipper peer group, the General U.S. Government category, of 0.47%. The Portfolio’s market benchmarks, the Bloomberg Barclays U.S. Agency Index, and the Bloomberg Barclays U.S. Treasury Index, earned returns of 1.34% and 0.86%, respectively.

What factors affected the Portfolio’s performance?

Bond market returns in 2018 were driven by three main factors: a series of four interest-rate hikes by the Federal Reserve (Fed), strong U.S. economic growth through most of the year, and, in the fourth quarter, a sharp downturn in investor sentiment triggered by concerns about future Fed rate hikes and the global economic outlook.

Despite trade war tensions, the U.S. economy strengthened during the first nine months of the year, expanding at an average annual rate of 2.2% in the first quarter, 4.2% in the second quarter, and 3.4% in the third. Growth was spurred by the late-2017 corporate tax cuts and government deregulation of business, which drove numerous positive developments, including increased consumer spending, stronger manufacturing, rising business investment and falling unemployment. All this led the Federal Reserve to raise its target for the federal funds rate four times over the course of the year, by a quarter percentage point each time, reaching a range of 2.25% to 2.5% in December. Although bond prices typically go down when interest rates go up, the fixed-income markets navigated this rising rate environment without dramatic impact for much of the year.

Investor sentiment turned negative in the fourth quarter, however, as investors began to worry that the Fed seemed intent on continuing to raise rates even though the global economic outlook had begun to look less favorable, in part due to escalating trade and tariff tensions. This contributed to a steep selloff in both the stock and corporate bond markets as investors shied away from risk. Treasury prices rallied as investors sought the security of bonds backed by the U.S. government. The yield on 10-year Treasuries, which had climbed from 2.40% at year-end 2017 to a peak of 3.24% in early November, fell dramatically to 2.69% by year-end. Spreads between Treasuries and risk assets, such as corporate bonds, widened considerably.

The Portfolio underperformed its benchmarks largely due to an overweight position in Treasury Inflation-Protected Securities (TIPS), which are issued by the U.S. Treasury and designed to serve as a hedge against inflation. In spite of positive inflation most of the year, TIPS fell in value during the fourth quarter in sympathy with a sharp decline in oil prices, which tumbled just over 40% from October 3 to year-end. Thus, TIPS materially underperformed regular Treasury securities. This negative was offset in part by the Portfolio’s overweight position in securitized assets—mostly agency mortgage-backed securities—which modestly outperformed their benchmark. In addition, security selection was favorable in the high-quality sovereign and supranational debt segment due in part to the Portfolio’s avoidance of Italian bonds. The Portfolio’s U.S. agency holdings modestly underperformed the Bloomberg Barclays U.S. Agency Index.

The Portfolio used Treasury futures over the course of the year to position itself for a flatter yield curve and for duration management. This added to performance most of the year but subtracted from it at year’s end. Overall, it was a net positive contributor to returns.

What is your outlook?

We expect U.S. economic growth to moderate over the coming year. We anticipate that the Fed may forego additional rate increases in the first half of the year, but may resume them later in the year, especially if, contrary to our expectations, economic growth reaccelerates. Yields on Treasuries fell so much in the fourth quarter that we may see them rebound in early 2019 before leveling off. TIPS prices also have a good opportunity to rebound during the first part of the year following the sharp declines they registered during the fourth quarter of 2018, and we will look for opportunities to lighten our exposure to that sector if prices firm. As always, we will continue to maintain the Portfolio’s stance as a conservative and defensive investment vehicle in case the market experiences another sell off among risk assets.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
0.18%	2.37%	3.97%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*	The Bloomberg Barclays U.S. Agency Index is an index that measures the performance of the U.S. investment-grade fixed-income securities market.
**	The Bloomberg Barclays U.S. Treasury Index is an index that measures the performance of the U.S. Treasury Bond market.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT HIGH YIELD PORTFOLIO

Paul J. Ocenasek, CFA, Portfolio Manager

Thrivent High Yield Portfolio seeks to achieve a higher level of income. The Portfolio will also consider growth of capital as a secondary objective.

Investment in Thrivent High Yield Portfolio involves risks including convertible securities, credit, derivatives, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, other funds, preferred securities, and quantitative investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent High Yield Portfolio earned a return of -3.39%, compared with the median return of its peer group, the Lipper High Current Yield category, of -2.87%. The Portfolio’s market benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, earned a return of -2.08%.

What factors affected the Portfolio’s performance?

For most of the reporting period, high yield bond returns were relatively flat, driven by two opposing forces: rising interest rates and a growing U.S. economy.

Rates rose largely as a consequence of the Federal Reserve (Fed) boosting its target for the federal funds rate—the rate at which banks lend to each other overnight—by a full percentage point over the course of the year. This was a negative for bond prices, which move inversely to interest rates. Improving economic growth was a positive, however, since strong economic conditions generally fatten corporate balance sheets and lessen the likelihood of bond issuers defaulting on their obligations. Against this backdrop, the high-yield market delivered relatively flat returns through the first nine months of 2018.

Investment conditions changed abruptly in October, however, as investors began to worry that the Fed seemed intent on continuing to raise rates even though the economic outlook was looking less favorable. This contributed to a steep selloff in the economically sensitive high-yield bond market, pushing the yield on BB-rated bonds to 6.24% at year end from 4.37% at the start of the year—a nearly 43% increase. Yields on B-rated bonds rose 40% to 8.0% and yields on CCC-rated bonds rose 48.5% to 12.6%. High-yield spreads relative to U.S. Treasuries widened about 240 basis points in the final quarter as investors eschewed credit risk.

Default rates in the high-yield market nonetheless contracted over the course of the year, to 2.0% from 2.8% the prior year.

The Portfolio underperformed its benchmark index and Lipper peer group mainly due to security selection and industry positioning. Health care and technology were among the Portfolio’s worst performers, both on an absolute basis and relative to the index, each losing more than 5% before Portfolio expenses. Bonds issued by oil exploration and production companies, and automotive companies, each lost more than 4%, but strong security selection in those industries helped Portfolio returns relative to the index, where losses were even greater. Relative to the index, the Portfolio also benefited from strong security selection in the banking, gaming and pipeline industries, but was negatively impacted by security selection in technology and cable. The Portfolio was helped modestly by its risk profile, as it was underweighted in the BB and CCC sectors of the market but overweighted in the better-performing B-rated sector.

During the fourth quarter, with bond prices falling, the Portfolio manager allowed cash to rise to about 6% of assets rather than immediately invest incoming cash flows, and used high-yield credit default swap index futures to maintain market exposure.

What is your outlook?

We believe financial markets overreacted to concerns about economic growth and Fed monetary policy during the fourth quarter, excessively widening high-yield spreads versus Treasuries. We would not be surprised to see spreads tighten modestly early in 2019 and then level off, assuming the economy slips back into the moderate-growth mode we have seen over much of the past decade. Default rates on high-yield bonds could accelerate modestly in 2019, but overall, we anticipate that they will remain within the relatively low range experienced in 2018. We anticipate that slowing economic growth will make the Fed more hesitant to raise short-term interest rates in 2019 than it was in 2018, but absent any blockbuster macroeconomic developments expect that the Fed may push rates a bit higher during the second half of the year.

We expect both supply and demand to remain low in the high-yield market next year, as higher rates discourage issuers from refinancing and also lead investors to seek other fixed-income alternatives.

We intend to continue de-emphasizing cyclical industries such as building materials, homebuilding and metals and mining heading into 2019, while increasing exposure to more defensive industries such as health care and cable. We also plan to continue increasing exposure to bank loans whose yields float in relation to short-term rates, a plus when rates are rising. Higher exposure to these securities also shortens the Portfolio’s duration (interest rate sensitivity), an additional benefit when rates are rising.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-3.39%	3.06%	9.54%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT INCOME PORTFOLIO

Stephen D. Lowe, CFA and Kent L. White, CFA, Portfolio Co-Managers

Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital.

Investment in Thrivent Income Portfolio involves risks including credit, derivatives, emerging markets, financial sector, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, preferred securities, and quantitative investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Income Portfolio generated a return of -2.33%, compared with the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of -1.30%. The Portfolio’s market benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, earned a return of 0.01%.

What factors affected the Portfolio’s performance?

Bond market returns in 2018 were driven by three main factors: a series of four interest-rate hikes by the Federal Reserve (Fed), strong U.S. economic growth through most of the year, and, in the fourth quarter, a sharp downturn in investor sentiment triggered by concerns about future Fed rate hikes and the global economic outlook.

Despite trade war tensions, the U.S. economy strengthened during the first nine months of the year, expanding at an average annual rate of 2.2% in the first quarter, 4.2% in the second quarter, and 3.4% in the third. Growth was spurred by the late-2017 corporate tax cuts and government deregulation of business, which drove numerous positive developments, including increased consumer spending, stronger manufacturing, rising business investment and falling unemployment. All this led the Federal Reserve to raise its target for the federal funds rate four times over the course of the year, by a quarter percentage point each time, reaching a range of 2.25% to 2.5% in December. Although bond prices go down when interest rates go up, the fixed-income markets, especially in the Credit sector, navigated this rising rate environment without dramatic impact for much of the year.

Investor sentiment turned negative in the fourth quarter, however, as investors began to worry that the Fed seemed intent on continuing to raise rates even though the global economic outlook had begun to look less favorable, in part due to escalating trade and tariff tensions. This contributed to a steep selloff in both the stock and corporate bond markets as investors shied away from risk. Treasury prices rallied as investors sought the security of bonds backed by the U.S. government, with the yield on 10-year Treasuries reaching 2.69% by year-end. That was up from 2.40% a year earlier, but down from a high of 3.24% in early November. Spreads between credit and Treasury yields widened considerably.

Throughout the year the Portfolio was slightly overweight Corporate Credit and underweight Treasuries, which initially helped returns relative to its Lipper peer group but hurt relative performance in the fourth quarter and helped account for the Portfolio’s lower full-year returns. In addition, returns on the Portfolio’s Treasuries, non-U.S. sovereigns and quasi-sovereigns were worse than they were for its peer group. Conversely, although the Portfolio sustained losses on its Investment Grade Corporates, High-Yield Bonds and Leveraged Loans, those losses were smaller than the losses registered in those sectors by its peer group. Also contributing positively to performance was an increased exposure to Collateralized Loan Obligations, which are typically floating-rate securities that do well in a rising rate environment.

The Portfolio’s interest rate positioning was a positive contributor to performance up until the fourth quarter. We used Treasury futures to lessen exposure at the front end of the yield curve and to dampen the interest rate impact from our longer-maturity Investment-Grade Corporate Bonds. This ultimately had minimal net impact on the Portfolio’s full-year return.

The Portfolio’s shortfall versus the Bloomberg Barclays U.S. Aggregate Bond Index was attributable in part to the index’s makeup, which includes much more Treasury exposure and less Investment-Grade Corporate Credit—plus no High-Yield Debt or Leveraged Loans. The shortfall was also attributable, in part, to high-yield security selection in the metals and mining area and to an overweighting in Emerging Market (EM) Debt, which was negatively impacted by its longer duration and the strengthening U.S. dollar. We also emphasized the wrong EM countries during part of the year.

What is your outlook?

We believe the Fed will continue to increase rates in the second half of the year unless U.S. economic growth falters or inflation does not increase from current levels. A relatively strong U.S. economy should be supportive of the corporate credit market and fundamentals. However, the absolute amount of leverage in the market remains relatively high, which could become problematic if the economy experiences a dramatic slowdown. So, although the Portfolio remains overweighted in Corporate Bonds, we are moving up the credit-quality spectrum in both the High-Yield and Investment-Grade sectors, while lessening our Treasury underweighting. While we are continuing to position the Portfolio to benefit from a flatter yield curve, we are keeping its duration closer to neutral because we do not see a meaningful increase in longer-term Treasury rates in the coming year.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-2.33%	3.14%	6.38%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP GROWTH PORTFOLIO

Lauri Brunner, Portfolio Manager*

Thrivent Large Cap Growth Portfolio seeks to achieve long-term growth of capital.

Investment in Thrivent Large Cap Growth Portfolio involves risks including equity security, foreign securities, growth investing, investment adviser, issuer, large cap, market, quantitative investing, and technology-oriented companies risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*	Effective September 30, 2018, Lauri Brunner replaced Darren M. Bagwell, CFA as the portfolio manager of the Portfolio.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Large Cap Growth Portfolio earned a return of 2.51%, compared with the median return for its peer group, the Lipper Large Cap Growth category, of -0.69%. The Portfolio’s market benchmark, the S&P 500® Growth Index, earned returns of -0.01%.

What factors affected the Portfolio’s performance?

The Portfolio outperformed its benchmark and peer group due to strong security selection in the Consumer Discretionary, Software and Financial Technology (payment processors) sectors. The proposed acquisition of holding Red Hat by IBM in October also benefited the Portfolio’s results.

In Consumer Discretionary, the Portfolio experienced strong performance from positions in Amazon.com and Netflix. Both companies benefited from the ongoing shift of physical to digital in shopping and video consumption. More importantly, Amazon and Netflix are data-led organizations whose offerings reflect the dynamic pull of consumers’ preferences rather than the push of corporate merchandising or content choices down to the consumer. The companies also have membership-driven models, which translate to management teams that are highly focused on constantly enriching the services or content provided on each platform in return for a monthly fee paid by consumers for unlimited usage. In addition, Amazon.com has multiple growth initiatives across large global markets to exploit over the next several years.

Performance in the software industry continued to be led by cloud native companies such as Salesforce.com, which we view as a long-term beneficiary of enterprise cloud migration for sales force automation functions. In the payment processor area, the Portfolio continued to see strong results from Mastercard, Visa and PayPal. The digital payment landscape is evolving rapidly and competition for consumer mindshare is intensifying. eCommerce transactions are shifting from desktop to mobile devices in business-to-consumer (B2C) transactions, while multiple companies are attempting to monetize peer-to-peer (P2P) transactions among consumers. Also, large technology companies with hardware or software in the hands of consumers every day, such as Apple, Amazon and Google, are developing payment solutions. Ultimately, the companies that have years and therefore billions of consumers’ transactions within their ecosystems appear best suited to win because they can sell data analytics to merchants to create value.

On the other hand, the Portfolio’s performance was pressured by ownership of Las Vegas Sands, Facebook and Caterpillar. Las Vegas Sands suffered from U.S. and China trade tensions at a high level and negative revisions for growth of Macau gaming operations at an industry and company level. While Facebook’s social media platform dominance remained unchecked, operations and expectations were pressured by increased spending to bolster security and controls following hacks and other unauthorized uses of consumers’ data. This has limited visibility into the long-term margins of the company. In the Industrials sector, Caterpillar shares were hurt by late economic cycle fears supported by slowing construction segment operating metrics in the second half of 2018. Uncertainty over China and large machinery markets also weighed in the stock.

What is your outlook?

We believe the market will continue to favor large-cap growth companies with strong organic growth opportunities, expanding target addressable markets and company initiatives that reflect data-driven insights to serve their end markets. However, a focus on short-term metrics over long-term growth opportunities will stay at the forefront, leading to more scrutiny of valuation and quarterly reports as investors question new lower U.S. economic growth rates, interest rate moves and ongoing U.S./China trade relations. We continue to believe the strength of the U.S. consumer may come into question in 2019, following the third consecutive year of accelerating retail sales growth in 2018. Strong sales in 2018 were in part due to U.S. tax reform.

Capitalizing on long-term trends in technology remains at the forefront of our investment process for the Portfolio. We remain focused on understanding the opportunities created as enterprises shift to the cloud and as new technologies such as Internet of Things (IoT), machine learning and autonomous driving change how industries come to market with new products and how consumers adopt new technologies. We believe a key long-term revenue growth opportunity for large-cap companies is the ability to monetize technology platforms through machine learning and data analytics, which benefits both enterprises and consumers.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
2.51%	9.81%	14.41%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*	The S&P 500® Growth Index is a market capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500® Index that exhibit strong growth characteristics.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP INDEX PORTFOLIO

Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM, Portfolio Co-Managers

Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500 Index.

Investment in Thrivent Large Cap Index Portfolio involves risks including equity security, futures contract, issuer, large cap, and market risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Large Cap Index Portfolio earned a return of -4.61%, compared with the median return of its peer group, the Lipper S&P 500 Index Objective category, of -4.73%. The Portfolio’s market benchmark, the S&P 500® Index, earned a return of -4.38%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P 500® Index. The difference in performance between the benchmark index and the Portfolio is primarily attributable to expenses, with only minor differences due to portfolio composition and cash flow management.

The market downturn in the fourth quarter resulted in negative performance for the S&P 500® Index for the year. Sector performance was mixed with four of the eleven sectors providing positive returns and seven sectors finishing with negative returns. The strongest results came from the defensive Health Care and Utilities sectors, while the more cyclically sensitive Energy, Materials and Industrials sectors finished with the most negative returns for the year.

What is your outlook?

While we see sources of uncertainty for markets in 2019, they come against a backdrop of healthy economic growth and corporate earnings that should be supportive of equity markets. Although earnings growth is likely to be lower in 2019 than 2018 because the one-time effect of tax reform provided an extra boost for many companies, it will still likely be in line with recent years. Further escalation of the trade dispute with China could negatively impact earnings growth in the coming year if it results in additional tariffs or other trade restrictions. Concern about the speed of monetary policy tightening contributed to the negative returns of 2018, especially in the fourth quarter. However, these worries seem to be fading since recent commentary from Federal Reserve officials may indicate a slower pace of tightening in the coming year. Political sources of uncertainty may also impact markets this year. The impasse over funding for border security and the resulting partial government shutdown point to the possibility of further stalemates in the future, which could spread to a debate over raising the government’s debt ceiling later in 2019.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-4.61%	8.18%	12.75%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP STOCK PORTFOLIO

Kurt J. Lauber, CFA, Lauri Brunner, and Noah J. Monsen, CFA, Portfolio Co-Managers*

Thrivent Large Cap Stock Portfolio seeks long-term capital growth.

Investment in Thrivent Large Cap Stock Portfolio involves risks including equity securities, foreign currency, foreign securities, futures contract, investment adviser, issuer, large cap, market, other funds, and quantitative investment risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

*	Effective September 30, 2018, Lauri Brunner replaced Darren M. Bagwell, CFA as a portfolio manager of the Portfolio.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Large Cap Stock Portfolio earned a return of -8.33%, compared with the median return of its peer group, the Lipper Global Large Cap Core category, of -9.62%. The Portfolio’s market benchmark, the MSCI World Large Cap Index–USD Net Returns, earned a return of -7.75%.

What factors affected the Portfolio’s performance?

Relative to its peer group, the Portfolio’s outperformance was driven by strong stock selection within the Technology, Industrials, Health Care, Communications Services and Consumer Discretionary sectors. Within Technology, bellwether cloud and networking names benefited from strong buildout spending and an expansion of valuation multiples to reflect the expected secular underpinnings of their businesses. The primary contributors were Apple, Red Hat (which entered a merger agreement with IBM at a significant premium), Microsoft, Salesforce.com and Cisco Systems. In the Industrials sector, the Portfolio’s results were boosted by our stock selection within the transportation industry, where Boeing and railroads CSX and Norfolk Southern benefited from real and expected profitability gains in a cyclically favorable economic backdrop. Within Health Care, outperformance came from big pharmaceutical companies including Merck, Bayer and Pfizer. In the Communications Services, the Portfolio saw strong results from several telecommunication carriers including Vodafone, NTT DoCoMo and Verizon. In the Consumer Discretionary sector, outperformance resulted from large overweightings in Amazon. com and Netflix, which were also significant beneficiaries of the above-mentioned trends in technology.

The Portfolio’s worst relative performers were commodity-related areas within the Energy and Materials sectors. Within Energy, the Portfolio’s focus on oil services and exploration were not successful since refiners and alternative energy companies performed better. Holdings in Weatherford International, Halliburton, Anadarko Petroleum and Marathon Oil detracted from results. The Portfolio’s underperformance in Materials was caused by poor market conditions and stock selection within chemicals, including positions in German companies BASF and Evonik Industries. Additionally, holdings in two aluminum producers, Norwegian firm Norsk Hydro and U.S.-based Alcoa, as well as packaging maker WestRock detracted from relative results.

Despite the peer group outperformance, the Portfolio underperformed its benchmark due to underweight positions in the Energy, Financials and Utilities sectors within the MSCI World Large Cap Index. These three sectors generated stronger returns than the peer group and negatively impacted the Portfolio’s relative returns versus the benchmark. Materials was also a detractor from the Portfolio’s performance relative to the index, due to poor security selection and an overweighting to the underperforming sector.

What is your outlook?

Our outlook for 2019 has moderated somewhat, both from the point of view of corporate performance and profitability, as well as the potential returns from risky assets like equities. On the positive side, the S&P 500 did generate better-than-expected aggregate profit and revenue growth in excess of 25% and 9%, respectively, in the third calendar quarter. However, the declining pace of earnings beats by aggressively priced market leaders and a moderation in the magnitude of upward revisions to earnings per share (EPS) estimates contributed to a dramatic sell off in U.S. stocks from October through the end of the year. Other factors also led to the broader sell off in stocks globally, including the continuation of U.S. and China trade tensions, slowing global trade, plummeting oil prices, fears of overly aggressive Federal Reserve (Fed) tightening and U.S. political turmoil post-midterm elections.

That said, we believe U.S. economic fundamentals will remain strong into 2020 with corporate profits anticipated to grow around 10%, while cost inflation and wages are expected to rise in a controlled manner. This should allow the Fed to continue normalizing monetary policy if warranted by the data. Although margins will likely fall from record levels, we believe they will remain resilient in part due to the productivity benefits of strong capital spending. Markets would also likely lift if world trade stabilized in conjunction with less-hostile China-U.S. rhetoric. A strong U.S. job market and wage gains are expected to keep the consumer healthy, which should minimize the downside risks to the U.S. economy. All considered, we believe the risk/reward backdrop for equities is skewed positively, especially after a significant sell off into the end of 2018, with foreign markets holding perhaps the greatest upside potential by the end of 2019 because of increasing stability in developed market economic and profitability trends.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-8.33%	4.92%	9.83%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The MSCI World Large Cap Index—USD Net Returns is an index that represents large cap stocks in 23 developed market countries. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LARGE CAP VALUE PORTFOLIO

Kurt J. Lauber, CFA, Portfolio Manager

Thrivent Large Cap Value Portfolio seeks to achieve long-term growth of capital.

Investment in Thrivent Large Cap Value portfolio involves risks including equity securities, foreign securities, investment adviser, issuer, large cap, market, quantitative investing, and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Large Cap Value Portfolio earned a return of -8.69%, compared with the median return of its peer group, the Lipper Large Cap Value category, of -9.88%. The Portfolio’s market benchmark, the S&P 500® Value Index, earned returns of -8.95%.

What factors affected the Portfolio’s performance?

Security selection drove the Portfolio’s outperformance relative to the market benchmark and peer group, while results from sector allocations were flat. Strong stock selection in Industrials continued to benefit performance led by positions in Boeing, CSX and Norfolk Southern, while lack of exposure to General Electric and its troubles also contributed. Technology was another area of consistent stock selection with Cisco Systems and Microsoft outperforming. Cisco Systems benefited from a new enterprise switching product cycle, as well as the transition of its business model to more recurring software revenue. The Portfolio also saw strong results in Health Care where Merck continued to show better outcomes in the fiercely competitive area of immunotherapy cancer drug research. Express Scripts benefited from the company’s acquisition by Cigna. In the Communication Services sector, the Portfolio’s position in Verizon Communications and lack of exposure to AT&T was beneficial. Verizon’s focus on its core wireless business started showing improvement versus AT&T’s media acquisition strategy. In Consumer Discretionary, Lowe’s benefited from strength in the home refurbishment market and the announcement of a new CEO, who has a plan to close the company’s large operating gap with Home Depot.

On the other hand, stock selection remained challenging in the Utilities, Energy and Financial sectors. In utilities, the California fires negatively impacted our position in PG&E. In the Energy sector, the Portfolio’s results were hurt by lack of exposure to refining and an overweighting in Energy services, especially Halliburton and Weatherford International. In the Financial sector, the Portfolio continued to struggle with poor stock selection in consumer finance and large diversified banks. Although Synchrony Financial started to recover from credit issues that plagued it last year, the large contract loss of Walmart hurt performance. Goldman Sachs and Citigroup were negatively impacted by the macro environment, while Goldman Sachs was also hit with a scandal involving a state development fund in Malaysia.

What is your outlook?

Last year at this time, the world was entering a period of synchronized global growth. However, while the rate of improvement continued for the United States, it decelerated for many other large economies. The cooling of the global economy has not led to the type of overly optimistic behavior by consumers or corporations that usually precedes the economy overheating. Furthermore, the recent sharp market correction, while earnings have grown healthily, has put valuations more in line with historical averages. As a result, we made no major changes to the Portfolio’s allocations and cash remains less than 5% of the Portfolio.

Although traditional value sectors have underperformed, valuation as a factor has been a good guide in aiding stock selection within sectors over the past year. The Portfolio remains well overweighted in cheap valuation stocks through the process of ranking companies based on valuation, operating performance and catalysts. With that said, the Portfolio also remains overweighted in traditional value sectors where we believe some of the best opportunities based on low valuations can be found.

Strong relative performance during the past three years, has forced us to sell some names based on valuation while adding more new names. We cut back some positions in Industrials and Technology to buy pharmaceuticals Gilead Sciences and Johnson & Johnson. Early in the year, we trimmed our positions in Comerica and Zions Bancorporation because expectations for higher interest rates pushed them closer to price targets. We added U.S. Bancorp, Huntington Bancshares and Aflac because we believe they are less interest rate sensitive. We also added a position in homebuilder D.R. Horton, because we believe that low inventories could keep the housing cycle going, particularly on the low-end. Aetna and Express Scripts left the Portfolio after the closures of acquisitions by CVS Health and Cigna. We used cash from the deals to add British Petroleum and increase our Walmart position.

We also reduced some holdings due to violation of our investment thesis. A lack of takeaway pipeline capacity hit energy companies to the benefit of refiners’ margins. We sold Devon Energy and bought Marathon Petroleum, which we believe should benefit from its Andeavor acquisition and the improved secular position of U.S. refining. We sold Synchrony Financial because the firm was entering a risky renewal period for many large contracts and added Raymond James, Hartford and Morgan Stanley.

We did lower risk to California utilities by selling Edison International, but continued to hold PG&E after the California legislature passed a wildfire bill to address some of the fire liability issues. We added Exelon to the Portfolio because regulated utility rate-base-growth is representing an expanding majority of earnings with good opportunities for growth.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-8.69%	5.82%	10.52%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*	The S&P 500® Value Index is a market capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500® Index that exhibit strong value characteristics.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LIMITED MATURITY BOND PORTFOLIO

Michael G. Landreville, CFA, CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

Thrivent Limited Maturity Bond Portfolio seeks a high level of current income consistent with stability of principal.

Investment in Thrivent Limited Maturity Bond Portfolio involves risks including collateralized debt obligations (“CDO”), credit, derivatives, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, preferred securities, and quantitative investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Limited Maturity Bond Portfolio earned a return of 1.02%, compared with the median return of its peer group, the Lipper Short-Intermediate Investment Grade Debt category, of 0.74%. The Portfolio’s market benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Bond Index, earned a return of 1.60%.

What factors affected the Portfolio’s performance?

Bond market returns in 2018 were driven by three main factors: a series of four interest-rate hikes by the Federal Reserve (Fed), strong U.S. economic growth through most of the year, and, in the fourth quarter, a sharp downturn in investor sentiment triggered by concerns about the global economic outlook and future Fed rate hikes.

Despite trade war tensions, the U.S. economy strengthened during the first nine months of the year, expanding at an average annual rate of 2.2% in the first quarter, 4.2% in the second quarter, and 3.4% in the third. Growth was spurred by the late-2017 corporate tax cuts and government deregulation of business, which drove numerous positive developments, including increased consumer spending, stronger manufacturing, rising business investment and falling unemployment. All this led the Federal Reserve to raise its target for the federal funds rate four times over the course of the year, by a quarter percentage point each time, reaching a range of 2.25% to 2.5% in December. Although bond prices typically go down when interest rates go up, the fixed-income markets, especially in the Credit sector, navigated this rising rate environment without dramatic impact for much of the year.

Investor sentiment turned negative in the fourth quarter, however, as investors began to worry that the Fed seemed intent on continuing to raise rates even though the global economic outlook had begun to look less favorable, in part due to escalating trade and tariff tensions. This contributed to a steep selloff in both the stock and corporate bond markets as investors shied away from risk. Treasury prices rallied as investors sought the security of bonds backed by the U.S. government, with the yield on 10-year Treasuries reaching 2.69% by year-end. That was up from 2.40% a year earlier, but down from 3.05% at the end of the third quarter. Spreads between credit and Treasury yields widened considerably.

The primary drivers of the Portfolio’s outperformance versus its Lipper peer group were its security selection in the Securitized sector and its exposure to Floating-Rate Securities, whose coupons reset upward as the Fed raised interest rates. In the Securitized sector, the Portfolio benefited from exposure to Nonagency Residential Mortgage-Backed Securities, which experienced outsized gains versus the overall bond market. Portfolio returns were adversely impacted by the performance of its Treasury Inflation-Protected Securities (TIPS) in the fourth quarter, when their values fell in sympathy with a sharp downturn in oil prices.

The Portfolio underperformed its benchmark index largely because the index has a much larger allocation to Treasuries, which surged in value during the fourth quarter. Treasuries and other government-related securities account for about 80% of the index, versus only about 20% of the Portfolio.

Until the fourth quarter, the Portfolio benefited from a short duration versus the index, which lessened its interest rate sensitivity, and its positioning for a flatter yield curve through more exposure to modestly longer-maturity Investment-Grade Credit. We used Treasury futures to lessen exposure at the front end of the yield curve and to dampen the interest rate impact from our longer-maturity Investment-Grade Corporate Bonds, which had a minimal net impact on the Portfolio’s return for the full year.

What is your outlook?

We suspect the Fed will pause its rate-hike regime during the first part of 2019, perhaps resuming it sometime in the second half of the year if economic activity reaccelerates. That said, we believe economic fundamentals in the U.S. are strong enough to support a rebound in bond prices during the first part of the year, especially in the Corporate Bond and Securitized sectors, where yield spreads relative to Treasuries widened in the fourth quarter to the point that valuations looked attractive. We are cautious long-term, however, mindful that we are approaching the end of a long period of economic recovery, and will look for opportunities to increase the overall credit quality of the Portfolio. We likely will use periods of market strength to reduce our allocations to Floating-Rate Securities and TIPS.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
1.02%	1.78%	3.32%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*	The Bloomberg Barclays Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT LOW VOLATILITY EQUITY PORTFOLIO

Noah J. Monsen, CFA and Brian W. Bomgren, CQF, Portfolio Co-Managers

The Low Volatility Equity Portfolio seeks long-term capital appreciation with lower volatility relative to the global equity markets. The Portfolio’s investment objective may be changed without shareholder approval.

Investment in Thrivent Low Volatility Equity Portfolio involves risks including equity security, foreign currency, foreign securities, futures contract, investment adviser, issuer, large cap, market, mid cap, quantitative investing, and small cap risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Low Volatility Equity Portfolio earned a return of -2.90%, compared with the median return of its peer group, the Global Multi-Cap Core category, of -9.25%. The Portfolio’s market benchmark, the MSCI World Minimum Volatility Index–USD Net Returns, earned a return of -2.03%.

What factors affected the Portfolio’s performance?

The low volatility strategy provided some protection during periods of elevated market volatility and falling stock prices in February and throughout the fourth quarter, allowing the Portfolio to outperform the broad market, as represented by the MSCI World Index, which returned -8.71% during the reporting period. At the same time, the Portfolio delivered lower volatility than the broad market index, with realized volatility of 9.8%, versus 13.4% realized volatility for the MSCI World Index.

In managing the Portfolio, our investment team uses a quantitative factor model to identify stock characteristics that have historically been associated with higher stock returns. Throughout this period, many of these factors underperformed, making this a challenging year to outperform our benchmark index. In particular, value factors (buying stocks that have low prices relative to earnings, cash flows or assets) performed poorly in most global regions. Value factors are an important input into the Portfolio’s investment process, and therefore contributed negatively to its relative performance.

Momentum factors (buying stocks with recent price increases), which are another important input to our investment process, had marginally positive returns during the year. Therefore, momentum factors only contributed slightly to the Portfolio’s return. Quality and profitability factors made the greatest positive contribution to the Portfolio’s return because these factors generally performed well in most regions.

Industry and country allocations provided positive contributions for the year, while currency exposures offset some of those gains. In terms of country exposures, the Portfolio benefited the most from its above-benchmark allocations to Japan and the U.K., although the latter was mostly offset by depreciation of the British pound.

The Portfolio experienced outperformance from its overweighting to technology stocks, especially in the software industry. However, results from the Health Care sector were negative as underweightings in both the health care equipment and health care services industries were drags on performance.

What is your outlook?

We anticipate the various factors we track will revert closer to historical norms in terms of their performance in the coming year. In particular, valuation dispersion has reached levels where we expect value factors to begin outperforming after a prolonged period of underperformance versus growth factors. We also believe political and economic risks globally will continue to be a source of uncertainty that will benefit the low volatility strategy relative to the market overall. As we witnessed this year, this often manifests itself in short bursts of volatility during which low volatility stocks provide some degree of downside protection to the portfolio.

On the other hand, we do see some risks to the Portfolio related to the expected continuation of interest rate hikes in the U.S. Many of the Portfolio’s low volatility stocks from the U.S. are sensitive to interest rate increases due to their higher dividend yields. The valuations of these high dividend stocks may be hurt by rising rates because their dividend yields become less attractive relative to fixed-income securities.

In addition, rising U.S. interest rates may cause continued appreciation of the U.S. dollar relative to foreign currencies because we do not expect rates in foreign markets to increase at the same pace. As the U.S. dollar appreciates, the value of foreign assets will fall for U.S. investors. This risk is exacerbated for stocks in the U.K. because uncertainty related to the country’s exit from the European Union could lead to further depreciation of the pound.

Average Annual Total Returns 1

As of December 31, 2018

1-Year	From Inception 4/28/2017
-2.90%	4.07%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

Morgan Stanley Capital International (MSCI) World Minimum Volatility Index—USD Net Returns measures the performance characteristics of a minimum variance strategy applied to a universe of large and mid-cap stocks in 23 developed market countries. It is an optimized version of the MSCI World Index. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including hous ing, electricity, food and transportation.

THRIVENT MID CAP INDEX PORTFOLIO

Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM, Portfolio Co-Managers

Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index.

Investment in Thrivent Mid Cap Index Portfolio involves risks including equity security, futures contract, issuer, market, mid cap and other funds risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Mid Cap Index Portfolio earned a return of -11.28%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of -11.69%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned a return of -11.08%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P MidCap 400 Index. The difference in performance between the benchmark index and the Portfolio is primarily attributable to expenses, with only minor differences due to portfolio composition and cash flow management.

The market downturn in the fourth quarter resulted in negative performance for the S&P MidCap 400 Index for the year, with negative returns experienced across all eleven sectors. The strongest results came from the defensive Utilities and Consumer Staples sectors, while the more cyclically sensitive Energy and Industrials sectors finished with the most negative returns for the year.

What is your outlook?

While we see sources of uncertainty for markets in 2019, they come against a backdrop of healthy economic growth and corporate earnings that should be supportive of equity markets. Although earnings growth is likely to be lower in 2019 than 2018 because the one-time effect of tax reform provided an extra boost for many companies, it will still likely be in line with recent years. Further escalation of the trade dispute with China could negatively impact earnings growth in the coming year if it results in additional tariffs or other trade restrictions. Concern about the speed of monetary policy tightening contributed to the negative returns of 2018, especially in the fourth quarter. However, these worries seem to be fading since recent commentary from Federal Reserve officials may indicate a slower pace of tightening in the coming year. Political sources of uncertainty may also impact markets this year. The impasse over funding for border security and the resulting partial government shutdown point to the possibility of further stalemates in the future, which could spread to a debate over raising the government’s debt ceiling later in 2019.

Average Annual Total Returns 1

As of December 31, 2018

1-Year	5-Year	10-Year
-11.28%	5.71%	13.23%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The S&P MidCap 400® Index is an index that represents the average performance of a group of 400 medium capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MID CAP STOCK PORTFOLIO

Brian J. Flanagan, CFA, Portfolio Manager

Thrivent Mid Cap Stock Portfolio seeks long-term capital growth.

Investment in Thrivent Mid Cap Stock Portfolio involves risks including equity security, investment adviser, issuer, market, mid cap and other funds risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Mid Cap Stock Portfolio earned a return of -10.96%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of -11.69%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned returns of -11.08%.

What factors affected the Portfolio’s performance?

Thrivent Mid Cap Stock Portfolio outperformed its peer group and benchmark due to strong security selection across a diverse group of sectors including Financials, Materials and Information Technology. Favorable results in the Financial sector were led by Assured Guaranty, Interactive Brokers Group, First Republic Bank and Radian Group. Assured Guaranty improved returns by increasing market share, containing losses and buying back stock below book value. Interactive Brokers benefited from growing market share within its customer base and providing more products to its current customers. First Republic Bank’s superior business model allowed the company to continue expanding its client base and to outperform in a volatile market. Finally, the combination of an attractive valuation and an improving mortgage insurance environment helped the performance of Radian Group. In the Materials sector, Ball Corporation’s defensive business model and a well-received plan to return significant capital to shareholders led to the firm’s outperformance. Red Hat was acquired by IBM during the period and buoyed results in the Information Technology sector.

These positive contributors were slightly offset by underperformance within the Consumer Staples, Health Care and Utilities sectors. Poor execution, lost market share and a bloated product base caused problems for Hain Celestial within the Consumer Staples sector. Slowing script growth at Neurocrine Biosciences and a change in a drug trial endpoint at Halozyme Therapeutics grounded Health Care sector returns. Lastly, underweighting the outperforming Utilities sector hindered the Portfolio’s relative performance.

What is your outlook?

The economy faced many headwinds in the fourth quarter, including more restrictive Federal Reserve (Fed) interest rate policy, increased trade tensions with China, a partial U.S. government shutdown and a potential no-deal Brexit. These headwinds clearly slowed economic growth and caused the worst stock market returns in a decade. Investors continue to analyze an increasing number of crosscurrents to determine the market’s future direction. On the positive side, low unemployment, improving average hourly earnings and restrained inflation are giving investors comfort that the economy is on a solid foundation. However, the level at which the Fed will stop raising the target federal funds rate and the trade conflict with China remain unresolved topics that may keep market volatility elevated moving forward. While the fourth quarter was rough, the environment is beginning to provide many opportunities. Extreme investor bearishness is being matched against attractive valuations and the highest level of insider buying witnessed in a few years. At the same time, valuation spreads between the most expensive and average stocks across the mid-cap universe are widening. This backdrop could offer solid returns if any or all the previously mentioned headwinds are resolved. The Portfolio is incrementally increasing exposure to more value-oriented companies and those growth companies with a sustainable competitive advantage that have experienced a significant valuation retrenchment.

Attractive valuations and company-specific attributes are providing many opportunities across the industrial universe. Airlines trade at enticing valuations and should benefit if the economic expansion continues, capacity grows at a reasonable rate and costs are kept under control. An increasing defense spending environment has also created interesting opportunities within the aerospace and defense industry. The Portfolio remains overweighted in the Financials sector with a focus on regional banks as rising interest rates, increasing profitability and the return of excess capital to shareholders should improve valuations.

The Consumer sectors, both Discretionary and Staples, represent the Portfolio’s largest underweights. Both areas suffer from increasing competition, a lack of pricing power and potentially increasing costs. Amazon has clearly increased the competitive landscape across both sectors and continues to take market share in a growing list of consumer categories. At the same time, higher tariffs and a tightening freight landscape are creating cost headwinds. The combination of a difficult sales environment and increasing costs will potentially lower returns throughout the consumer industries, which is typically not a good backdrop for improving stock prices.

Overall, we continue to focus on security selection to drive the Portfolio’s long-term performance. We seek out companies that are improving their return on invested capital (ROIC) through a combination of increasing sales, improving margins and effectively managing capital.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-10.96%	8.84%	14.50%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*	The S&P MidCap 400® Index represents the average performance of a group of 400 medium capitalization stocks.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MODERATE ALLOCATION PORTFOLIO

David S. Royal, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

Thrivent Moderate Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal.

Investment in Thrivent Moderate Allocation Portfolio involves risks including allocation, credit, derivatives, emerging markets, equity security, foreign currency, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, non-diversified, other funds, portfolio turnover rate, quantitative investing, small cap and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Moderate Allocation Portfolio earned a return of -4.44%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of -4.94%. The Portfolio’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA–USD Net Returns, earned returns of -4.38%, 0.01% and -14.20%, respectively.

What factors affected the Portfolio’s performance?

On the heels of an exceptionally quiet 2017, market volatility returned this year with an equity market drawdown in February of approximately 10%. After recovering in the summer, stocks experienced a more significant nearly 20% peak-to-trough sell off in the fourth quarter. Typically, excessive market volatility presents a more challenging environment for our asset allocation portfolios because of their procyclical positioning. Early in the year, the Portfolio performed well through the market volatility, but market turmoil later in the fourth quarter resulted in the Portfolio losing some relative performance versus its peer group and benchmarks. However, for the full year 2018, the Portfolio maintained its outperformance over its peer group median due to favorable results from the relative outperformance of several underlying portfolios and our asset allocation decisions.

Areas of strong stock selection included significant outperformance in large-cap growth, followed by small-cap core and small-cap growth. Underperforming managers included international, large-cap value and mid-cap growth. Although no sectors represented more than 25% of net assets for the period, the Portfolio benefited from strong performance in Information Technology, Health Care, Industrials and Consumer Discretionary, but saw underperformance in Financials, Energy and Utilities. As part of the management process, we employed derivatives for the purpose of adjusting the Portfolio’s exposures to various asset classes when deemed appropriate. In 2018, an underweighting to international equities that we instituted in March added value because domestic equities materially outperformed. In September, we eliminated an overweighting to domestic small-cap stocks, which allowed the Portfolio to capture the relative year-to-date outperformance of the position just prior to the small-cap segment’s material underperformance during the fourth quarter. Beyond these tactical adjustments, we employed several risk-mitigating strategies, such as the extension of a NASDAQ 100 short position and the initiation of a low volatility strategy. These also proved successful in hedging the Portfolio’s overweighting to risk assets, including mega-cap technology stocks.

In the fixed-income market, we saw the Treasury yield curve flatten significantly as yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. The Federal Reserve (Fed) increased the federal funds rate four times, which had the most impact on short-term rates. Higher interest rates weighed on much of the fixed-income market. Also, yield spreads over Treasuries—a form of risk premium—increased for investment-grade and high-yield corporate bonds as well as emerging markets debt and leveraged loans, which negatively impacted returns. Fixed-income returns generally ranged from slightly positive to moderately negative, with credit sectors faring worst and higher-quality securities with floating rates that increase as interest rates rise producing stronger returns. The fixed-income portion of the Portfolio performed roughly in line with estimated peer group holdings. The Portfolio’s relative performance benefited from positioning for higher rates and a flattening of the Treasury curve. An underweighting in Treasuries along with high-yield and securitized selection hurt relative performance. Versus the Bloomberg Barclays U.S. Aggregate Bond Index, the Portfolio moderately underperformed because it was overweighted in corporates and underweighted in U.S. Treasuries. We used Treasury futures in the fixed-income portfolio to help manage interest rate exposure.

What is your outlook?

At the beginning of the period, valuations were elevated. However, after the significant market decline in the fourth quarter, valuations across asset classes appeared in line with their long-term averages and in some cases, such as international and domestic small caps, they appeared cheap. Economically, U.S. growth remains strong, albeit somewhat slower. Internationally, however, we see a different story with Europe and Asia showing marked weakness. In 2019, we expect economic growth to moderate in the U.S. as the economy digests 2018’s four Fed rate hikes, and continued trade tensions and market volatility may persist. As a result, we have positioned the Portfolio with a modest underweighting in equities, while maintaining diversifying strategies to hedge more volatile risk assets such as technology, growth and momentum. Within fixed income, the Portfolio has a moderate overweighting in corporate credit risk as valuations improved following volatility last year. Additionally, the Portfolio is overweighted in securitized assets. Longer term, we are cautious regarding corporate credit given high debt levels and the increasing age of the economic and credit cycle.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-4.44%	4.35%	8.55%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

David S. Royal, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

Thrivent Moderately Aggressive Allocation Portfolio seeks long-term capital growth.

Investment in Thrivent Moderately Aggressive Allocation Portfolio involves risks including allocation, credit, derivatives, emerging markets, equity security, foreign currency, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, non-diversified, other funds, quantitative investing, small cap and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Moderately Aggressive Allocation Portfolio earned a return of -5.90%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of -6.89%. The Portfolio’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA–USD Net Returns, earned returns of -4.38%, 0.01% and -14.20%, respectively.

What factors affected the Portfolio’s performance?

On the heels of an exceptionally quiet 2017, market volatility returned this year with an equity market drawdown in February of approximately 10%. After recovering in the summer, stocks experienced a more significant nearly 20% peak-to-trough sell off in the fourth quarter. Typically, excessive market volatility presents a more challenging environment for our asset allocation portfolios because of their procyclical positioning. Early in the year, the Portfolio performed well through the market volatility, but market turmoil later in the fourth quarter resulted in the Portfolio losing some relative performance versus its peer group and benchmarks. However, for full-year 2018, the Portfolio maintained its outperformance over its peer group median due to favorable results from the relative outperformance of several underlying portfolios and our asset allocation decisions.

Areas of strong stock selection included significant outperformance in large-cap growth, followed by small-cap core and small-cap growth. Underperforming managers included international, large-cap value and mid-cap growth. Although no sectors represented more than 25% of net assets for the period, the Portfolio benefited from strong performance in Information Technology, Health Care, Industrials and Consumer Discretionary, but saw underperformance in Financials, Energy and Utilities. As part of the management process, we employed derivatives for the purpose of adjusting the Portfolio’s exposures to various asset classes when deemed appropriate. In 2018, an underweighting to international equities that we instituted in March added value because domestic equities materially outperformed. In September, we eliminated an overweighting to domestic small-cap stocks, which allowed the Portfolio to capture the relative year-to-date outperformance of the position just prior to the small-cap segment’s material underperformance during the fourth quarter. Beyond these tactical adjustments, we employed several risk-mitigating strategies, such as the extension of a Nasdaq 100 short position and the initiation of a low volatility strategy. These also proved successful in hedging the Portfolio’s overweighting to risk assets, including mega-cap technology stocks.

In the fixed-income market, we saw the Treasury yield curve flatten significantly as yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. Higher interest rates weighed on much of the fixed-income market. Also, yield spreads over Treasuries—a form of risk premium—increased for investment-grade and high-yield corporate bonds as well as emerging markets debt and leveraged loans, which negatively impacted returns. Fixed-income returns generally ranged from slightly positive to moderately negative, with credit sectors faring worst and higher-quality securities with floating rates that increase as interest rates rise producing stronger returns. The fixed-income portion of the Portfolio performed roughly in line with estimated peer group holdings. The Portfolio’s relative performance benefited from positioning for higher rates and a flattening of the Treasury curve. An underweighting in Treasuries along with high-yield and securitized selection hurt relative performance. Versus the Bloomberg Barclays U.S. Aggregate Bond Index, the Portfolio moderately underperformed because it was overweighted in corporates and underweighted in U.S. Treasuries. We used Treasury futures in the fixed-income portfolio to help manage interest rate exposure.

What is your outlook?

At the beginning of the period, valuations were elevated. However, after the significant market decline in the fourth quarter, valuations across asset classes appeared in line with their long-term averages and in some cases, such as international and domestic small caps, they appeared cheap. Economically, U.S. growth remains strong, albeit somewhat slower. Internationally, however, we see a different story with Europe and Asia showing marked weakness. In 2019, we expect economic growth to moderate in the U.S. as the economy digests 2018’s four Federal Reserve (Fed) rate hikes, and continued trade tensions and market volatility may persist. As a result, we have positioned the Portfolio with a modest underweighting in equities, while maintaining diversifying strategies to hedge more volatile risk assets such as technology, growth and momentum. Within fixed income, the Portfolio has a moderate overweighting in corporate credit risk as valuations improved following volatility last year. Additionally, the Portfolio is overweighted in securitized assets. Longer term, we are cautious regarding corporate credit given high debt levels and the increasing age of the economic and credit cycle.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-5.90%	4.98%	9.77%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

David S. Royal, David C. Francis, CFA, Mark L. Simenstad, CFA, Darren M. Bagwell, CFA, and Stephen D. Lowe, CFA Portfolio Co-Managers

Thrivent Moderately Conservative Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal. Investment in Thrivent Moderately Conservative Allocation Portfolio involves risks including allocation, credit, derivatives, emerging markets, equity security, foreign currency, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, leveraged loan, liquidity, market, mid cap, non-diversified, other funds, portfolio turnover rate, quantitative investing, small cap and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Moderately Conservative Allocation Portfolio earned a return of -3.30%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of -2.97%. The Portfolio’s market benchmarks, the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the MSCI All Country World Index ex-USA–USD Net Returns, earned returns of -4.38%, 0.01% and -14.20%, respectively.

What factors affected the Portfolio’s performance?

On the heels of an exceptionally quiet 2017, market volatility returned this year with an equity market drawdown in February of approximately 10%. After recovering in the summer, stocks experienced a more significant nearly 20% peak-to-trough sell off in the fourth quarter. Typically, excessive market volatility presents a more challenging environment for our asset allocation portfolios because of their procyclical positioning. For full-year 2018, the Portfolio modestly underperformed its peer group. Two areas of weakness contributing to the underperformance were an overweighting to equities overall and within equity, an overweighting to domestic versus international stocks. In the fourth quarter, equities were sharply negative overall, and domestic equities underperformed international.

Within its equity exposure, the Portfolio experienced positive contributions from several managers relative to their benchmarks. Areas of strong stock selection included significant outperformance in large-cap growth, followed by small-cap core and small-cap growth. Underperforming managers included international, large-cap value and mid-cap growth. Although no sectors represented more than 25% of net assets for the period, the Portfolio benefited from strong performance in Information Technology, Health Care, Industrials and Consumer Discretionary, but saw underperformance in Financials, Energy and Utilities. As part of the management process, we employed derivatives for the purpose of adjusting the Portfolio’s exposures to various asset classes when deemed appropriate. In 2018, the Portfolio benefited from several of these tactics. Of note, we eliminated an overweighting to domestic small-cap stocks in September, which allowed the Portfolio to capture the relative year-to-date outperformance of the position just prior to the small-cap segment’s material underperformance during the fourth quarter. Beyond these tactical adjustments, we employed several risk-mitigating strategies, such as the extension of a NASDAQ 100 short position and the initiation of a low volatility strategy. These also proved successful in hedging the Portfolio’s overweighting to risk assets, including mega-cap technology stocks.

In the fixed-income market, we saw the Treasury yield curve flatten significantly as yields on shorter-term Treasuries rose more than yields on longer-term Treasuries. The Federal Reserve (Fed) increased the federal funds rate four times, which had the most impact on short-term rates. Higher interest rates weighed on much of the fixed-income market. Also, yield spreads over Treasuries—a form of risk premium—increased for investment-grade and high-yield corporate bonds, as well as emerging markets debt and leveraged loans, which negatively impacted returns. Fixed-income returns generally ranged from slightly positive to moderately negative, with credit sectors faring worst and higher-quality securities with floating rates that increase as interest rates rise producing stronger returns. The fixed-income portion of the Portfolio performed roughly in line with estimated peer group holdings. The Portfolio’s relative performance benefited from positioning for higher rates and a flattening of the Treasury curve. An underweighting in Treasuries along with high-yield and securitized selection hurt relative performance. Versus the Bloomberg Barclays U.S. Aggregate Bond Index, the Portfolio moderately underperformed because it was overweighted in corporates and underweighted in U.S. Treasuries. We used Treasury futures in the fixed-income portfolio to help manage interest rate exposure.

What is your outlook?

At the beginning of the period, valuations were elevated. However, after the significant market decline in the fourth quarter, valuations across asset classes appeared in line with their long-term averages and, in some cases, such as international and domestic small caps, they appeared cheap. Economically, U.S. growth remains strong, albeit somewhat slower. Internationally, however, we see a different story with Europe and Asia showing marked weakness. In 2019, we expect economic growth to moderate in the U.S. as the economy digests 2018’s four Fed rate hikes, and continued trade tensions and market volatility may persist. As a result, we have positioned the Portfolio with a modest underweighting in equities, while maintaining diversifying strategies to hedge more volatile risk assets such as technology, growth and momentum. Within fixed income, the Portfolio has a moderate overweighting in corporate credit risk as valuations improved following volatility last year. Additionally, the Portfolio is overweighted in securitized assets. Longer term, we are cautious regarding corporate credit given high debt levels and the increasing age of the economic and credit cycle.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-3.30%	3.55%	6.88%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds.
***

The S&P 500® Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT MONEY MARKET PORTFOLIO

William D. Stouten, Portfolio Manager

Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

Investment in Thrivent Money Market Portfolio involves risks including credit, government securities, interest rate, money market fund and redemption risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Although the Portfolio seeks to preserve the value of your investment a $1.00 per unit, it is possible to lose money by investing in the Portfolio. Investments in the Money Market Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. These and other risks are described in the Prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Money Market Portfolio generated a return of 1.48%, compared with the median return for its peer group, the Lipper Money Market category, of 1.39%.

What factors affected the Portfolio’s performance?

Money market returns are determined to a large degree by the general level of short-term interest rates, which in turn are highly dependent upon U.S. monetary policy as set by the Federal Reserve (Fed).

For years following the 2008 financial crisis, the Fed kept short-term rates at historically low levels, helping to spur and sustain the economic recovery that began in July 2009. In late 2016, as prospects for the U.S. economy started looking even more favorable, the Fed began raising its target for the fed funds rate in quarter-point increments, first in December 2016 and then three more times in 2017 as the economy began to accelerate. That left the target set at a range of 1.25% to 1.5% in December 2017.

Spurred by the corporate tax cuts enacted in late 2017, U.S. oil independence and significant government deregulation of businesses, the U.S. economy went on to perform strongly in the first three quarters of 2018, expanding at a 4.2% annual rate in the second quarter, its fastest clip since the 2008 crisis. With consumer spending and business investment on the upswing, and unemployment falling, the Fed raised its target range for the federal funds rate four more times over the course of the year, putting it at 2.25% to 2.5% in December 2018.

The Fed’s actions drove interest rates higher across the universe of short-term securities in which the Portfolio invests. By year-end, the yield on three-month Treasury bills had climbed to 2.45%, for example, up from 1.39% a year earlier. Largely as a result, the Portfolio was able to generate a full-year return nearly triple the 0.50% it delivered in 2017.

Thrivent Money Market Portfolio continues to operate as a government money market fund, and as such, is designed to offer a stable $1.00 share price and is not required to impose redemption gates or liquidity fees. However, it must invest at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized by government securities. As of December 31, 2018, the entire Portfolio was invested in U.S. government obligations or U.S. government-supported securities. Within the Portfolio, we continued to invest heavily in variable-rate demand notes (VRDNs), which represented approximately 26% of net assets at fiscal year-end, to lessen the Portfolio’s sensitivity to rising interest rates. VRDNs typically have weekly interest rate resets, ensuring that their yields reflect the current rate environment. The Portfolio’s exposure to VRDNs helped to account for its modest outperformance relative to its Lipper peer group.

As a government money market fund, the Portfolio also is required to maintain a weighted average maturity (WAM) of not more than 60 days and a weighted average life (WAL) of not more than 120 days. During the period, the Fund’s WAM and WAL remained well within these guidelines, ending at approximately 40 days and 97 days, respectively. We continued to emphasize a conservative posture for the Portfolio, while remaining focused on our primary goals of liquidity, safety and a stable $1.00 share price.

What is your outlook?

During the fourth quarter of 2018, many investors began to worry that the U.S. economic outlook was looking less favorable, in part due to ongoing trade disputes and weaker growth outside the U.S., and that the Fed’s plans to continue nudging interest rates higher could be counterproductive for financial assets. This contributed to a steep selloff in the equity markets and a rally in U.S. Treasuries. We anticipate that economic growth may have begun to slow in the fourth quarter, which may make the Fed more hesitant to raise rates again in the first half of 2019. However, we think the basic foundations for economic growth—lower corporate tax rates and regulatory reforms—remain in place, and that additional rate hikes may be possible in the second half of 2019. We will continue to monitor Fed guidance as well as market and regulatory developments that may impact our market going forward, and will remain focused on maintaining safety and liquidity as we look to capitalize on the potential for higher rates in the coming year.

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share,

it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns 1

As of December 31, 2018

1-Year	5-Year	10-Year
1.48%	0.39%	0.24%

Money Market Portfolio Yields *

As of December 31, 2018

Portfolio
7-Day Yield	2.01%
7-Day Yield Gross of Waivers	2.01%
7-Day Effective Yield	2.03%
7-Day Effective Yield Gross of Waivers	2.03%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

Seven-day yields of Thrivent Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not waiving, reimbursing, or recouping certain expenses associated with the Portfolio. The Adviser may recoup certain expenses associated with the Portfolio only during the Portfolio’s fiscal year. Yields are subject to daily fluctuation and should not be considered an indication of future results.

THRIVENT MULTIDIMENSIONAL INCOME PORTFOLIO

Mark L. Simenstad, CFA, Gregory R. Anderson, CFA, Paul J. Ocenasek, CFA, Conrad E. Smith, CFA, Kent L. White, CFA and Stephen D. Lowe, CFA, Portfolio Co-Managers

The Multidimensional Income Portfolio seeks a high level of current income and, secondarily, growth of capital. The Portfolio’s investment objectives may be changed without shareholder approval.

Investment in Thrivent Multidimensional Income Portfolio involves risks including business development company (“BDC”), closed-end fund (“CEF”), convertible securities, credit, derivatives, emerging markets, ETF, foreign securities, growth investing, high yield, interest rate, investment adviser, investment in other investment companies, issuer, leveraged loan, liquidity, market, master limited partnership (“MLP”), mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, preferred securities, real estate investment trust (“REIT”), and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Multidimensional Income Portfolio generated a return of -5.38%, compared with the median return of its peer group, the Lipper Flexible Portfolio category of -6.06%. The Portfolio’s market benchmarks, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. Corporate High Yield Bond Index, returned 0.99%, 0.44% and -2.08%, respectively.

What factors affected the Portfolio’s performance?

Bond market returns in 2018 were driven by three main factors: a series of four interest-rate hikes by the Federal Reserve (Fed), strong U.S. economic growth through most of the year, and, in the fourth quarter, a sharp downturn in investor sentiment triggered by concerns about future Fed rate hikes and the global economic outlook.

Despite trade war tensions, the U.S. economy strengthened during the first nine months of the year, expanding at an average annual rate of 2.2% in the first quarter, 4.2% in the second quarter, and 3.4% in the third. Growth was spurred by the late-2017 corporate tax cuts and government deregulation of business, which drove numerous positive developments, including increased consumer spending, stronger manufacturing, rising business investment and falling unemployment. All this led the Federal Reserve to raise its target for the federal funds rate four times over the course of the year, by a quarter percentage point each time, reaching a range of 2.25% to 2.5% in December. Although bond prices typically go down when interest rates go up, the fixed-income markets, especially in the Credit sector, navigated this rising rate environment without dramatic impact for much of the year.

Investor sentiment turned negative in the fourth quarter, however, as investors began to worry that the Fed seemed intent on continuing to raise rates even though the global economic outlook had begun to look less favorable, in part due to escalating trade and tariff tensions. This contributed to a steep selloff in both the stock and corporate bond markets as investors shied away from risk. Treasury prices rallied as investors sought the security of bonds backed by the U.S. government, with the yield on 10-year Treasuries reaching 2.69% by year-end. That was up from 2.40% a year earlier, but down from 3.05% at the end of the third quarter. Spreads between credit and Treasury yields widened considerably.

The Portfolio is comprised of three main components: “core fixed-income,” which includes high-quality assets, such as Investment-Grade Corporate Bonds and Securitized Assets; “core-plus fixed-income,” which includes High-Yield Corporate Bonds and Emerging-Market Bonds, as well as Leveraged Loans; and “alternative fixed-income,” which includes Preferred Securities, Closed-End Funds, Convertible Securities and Opportunistic Equities.

In 2018, all of these sectors except Securitized Loans delivered negative returns, led by fixed-income alternatives, which collectively lost just over 7% before expenses. Many of these fixed-income alternatives are highly sensitive to the economy and traded to some degree in sympathy with equities. So did the Portfolio’s high-yield bonds, which lost more than 5% before expenses. The Portfolio’s underperformance relative to its Lipper peer group was attributable largely to security selection, which adversely affected returns in the alternative fixed-income sectors, Corporate Credit, Leveraged Loans and International Bonds. Those shortfalls were partially offset by better-than-benchmark returns in Securitized Assets, which accounted for about 8% of holdings.

The Portfolio used Treasury futures to lessen exposure to the front end of the yield curve and dampen the interest rate impact of its longer-maturity Investment-Grade Corporate Bonds. These hedges had minimal net impact on the full-year Portfolio return.

What is your outlook?

We suspect the Fed will pause its rate-hike regime during the first part of 2019, perhaps resuming it sometime in the second half of the year if economic conditions reaccelerate. That said, we believe economic fundamentals in the U.S. are strong enough to support a rebound in bond prices during the first part of the year, especially in the Corporate Bond and Securitized sectors, where yield spreads relative to Treasuries widened in the fourth quarter to the point that valuations looked attractive. We are cautious long-term, however, mindful that we are approaching the end of a long period of economic recovery, and will look for opportunities to increase the overall quality of the Portfolio.

Average Annual Total Returns1

As of December 31, 2018

1-Year	From Inception 4/28/2017
-5.38%	-1.23%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

**	The S&P/LSTA Leveraged Loan Index is a market-value weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
***	The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bond.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT OPPORTUNITY INCOME PLUS PORTFOLIO

Gregory R. Anderson, CFA, Conrad E. Smith, CFA, Paul J. Ocenasek, CFA, Kent L. White, CFA, and Stephen D. Lowe, CFA, Portfolio Co-Managers

Thrivent Opportunity Income Plus Portfolio seeks a combination of current income and long-term capital appreciation.

Investment in Thrivent Opportunity Income Plus Portfolio involves risks including allocation, convertible securities, credit, derivatives, emerging markets, equity securities, ETF, foreign securities, high yield, interest rate, investment adviser, issuer, leveraged loan, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, real estate investment trust (REIT) and sovereign debt risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Opportunity Income Plus Portfolio generated a return of -1.03%, compared with the median return of its peer group, the Lipper General Bond category, of -1.26%. The Portfolio’s market benchmarks, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, the S&P/LSTA Leveraged Loan Index, and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, posted returns of 0.99%, 0.44% and -1.88%, respectively.

What factors affected the Portfolio’s performance?

Bond market returns in 2018 were driven by three main factors: a series of four interest-rate hikes by the Federal Reserve (Fed), strong U.S. economic growth through most of the year, and, in the fourth quarter, a sharp downturn in investor sentiment triggered by concerns about future Fed rate hikes and the global economic outlook.

Despite trade war tensions, the U.S. economy strengthened during the first nine months of the year, expanding at an average annual rate of 2.2% in the first quarter, 4.2% in the second quarter, and 3.4% in the third. Growth was spurred by the late-2017 corporate tax cuts and government deregulation of business, which drove numerous positive developments, including increased consumer spending, stronger manufacturing, rising business investment and falling unemployment. All this led the Federal Reserve to raise its target for the federal funds rate four times over the course of the year, by a quarter percentage point each time, reaching a range of 2.25% to 2.5% in December. Although bond prices typically go down when interest rates go up, the fixed-income markets, especially in the Credit sector, navigated this rising rate environment without dramatic impact for much of the year.

Investor sentiment turned negative in the fourth quarter, however, as investors began to worry that the Fed seemed intent on continuing to raise rates even though the global economic outlook had begun to look less favorable, in part due to escalating trade and tariff tensions. This contributed to a steep selloff in both the stock and corporate bond markets as investors shied away from risk. Treasury prices rallied as investors sought the security of bonds backed by the U.S. government, with the yield on 10-year Treasuries reaching 2.69% by year-end. That was up from 2.40% a year earlier, but down from 3.05% at the end of the third quarter. Spreads between credit and Treasury yields widened considerably.

We continued to invest a significant portion of the Portfolio in the Corporate Credit sector, including, at year-end, approximately 33% in Floating-Rate Leveraged Bank Loans, 12% in High-Yield Corporate Bonds and 10% in Investment-Grade Corporate Bonds. We allocated approximately 25% of the Portfolio to securitized assets, split fairly evenly between Agency Mortgage-Backed Securities and Nonagency Residential Mortgage-Backed Securities. The Portfolio’s international exposure represented approximately 14% of net assets, while approximately 5% of the portfolio was invested in Preferred Securities, alternative equity products and cash.

On an absolute basis, the Portfolio’s worst-performing holdings were fixed-income alternatives such as Preferred Stocks, Closed-End Funds and Exchange-Traded Funds, which lost about 7.5% before expenses, followed by International Bonds, which lost about 4% as Emerging Market Debt was hit particularly hard by a strengthening U.S. dollar; and High-Yield Debt, which lost about 2.1% as the economic outlook clouded. The Portfolio’s outperformance versus its Lipper peers was due in large part to its exposure to Non-Agency Mortgage-Backed Securities, which were up about 2.9% before expenses.

The Portfolio also modestly benefited from a short duration, which lessened its interest rate sensitivity, and its positioning for a flatter yield curve. The Portfolio used a short position in stock index futures to hedge its alternative fixed-income exposure, which modestly detracted from returns during much of the year but added to results in the fourth quarter.

What is your outlook?

Markets are now anticipating the Fed will take a break from its rate-hike regimen during the early part of 2019 pending further clarity on the economic outlook. We believe credit spreads versus Treasuries widened in the fourth quarter of 2018 to the point that valuations within the corporate credit sectors and securitized products became attractive. Nonetheless, we are mindful that we are approaching the end of a long period of economic recovery and will look for opportunities to position the Portfolio more defensively by increasing its overall credit quality, possibly by reducing exposure to High-Yield and Emerging Market Debt and increasing allocations to Securitized Assets.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-1.03%	2.65%	4.66%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The Bloomberg Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.

**

The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The Index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.

***	The S&P/LSTA Leveraged Loan Index is a market-value weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER ALL CAP PORTFOLIO
Subadvised by FIAM LLC, an affiliate of Fidelity Investments
Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

Investment in the Thrivent Partner All Cap Portfolio involves risks including equity security, ETF, futures contract, growth investing, investment adviser, issuer, large cap, market, mid cap, small cap and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Partner All Cap Portfolio earned a return of -9.89%, compared with the median return of its peer group, the Lipper Multi-Cap Core category, of -7.17%. The Portfolio’s market benchmark, the S&P Composite® 1500 Index, earned a return of -4.96%.

What factors affected the Portfolio’s performance?

The Portfolio underperformed the S&P Composite 1500® Index during 2018. Stock selection in the Financials and Communication Services sectors detracted from relative performance, while holdings in the Consumer Discretionary and Utilities sectors made positive relative performance contributions. In Financials, an overweighting in global bank Citigroup detracted from results. Citigroup shares declined alongside other banks amid heightened concerns regarding a flattening yield curve and the potential for an economic slowdown. In the Communication Services sector, our overweighting in aviation communications service provider Gogo detracted the most from performance. Gogo shares fell sharply after credit ratings agency Moody’s downgraded the company due to operational issues and liquidity concerns. Prior to the downgrade, management lowered earnings guidance because the company faces challenges surrounding the installation of its next-generation 2Ku antennas.

Among other sectors, overweighted positions in floor covering manufacturer Mohawk Industries and in oil exploration and production company Concho Resources detracted from relative performance. Shares of Mohawk Industries dropped after the company reported quarterly earnings results that fell short of consensus forecasts due to a mix of macroeconomic and company-specific issues. Additionally, management issued disappointing earnings guidance. Concho Resources shares fell sharply alongside the decline in oil prices.

In the Consumer Discretionary sector, an overweighting in off-price retailer TJX Companies was the leading contributor to relative performance. Shares in TJX Companies rose after the company announced quarterly earnings results that beat consensus estimates, driven by better-than-expected same-store sales growth and higher margins. Management also raised the company’s full-year earnings guidance. TJX Companies is the leader in off-price retailing, which has been resistant to the rise in e-commerce. In the Utilities sector, overweighted positions in gas company Atmos Energy and integrated energy company Entergy contributed positively to relative performance. Shares in both companies climbed amid the turbulent market as investors sought exposure to traditionally defensive sectors.

In other sectors, overweighted positions in cloud computing company Salesforce.com and in payroll provider Paycom Software were the largest contributors. Shares in Salesforce.com rose after the company reported quarterly revenue results that exceeded consensus estimates, driven by acceleration in most product segments and strong growth in Europe and Asia Pacific. Subsequently, management raised fiscal-year revenue guidance. Shares in Paycom Software soared after the company reported quarterly earnings results and issued quarterly guidance that beat analysts’ expectations, driven by strong revenue growth and margin improvement. Additionally, the company announced plans to add $100 million of availability to its ongoing stock repurchase plan, sending shares higher.

What is your outlook?

Overall, fundamentals remained strong with signs of late-cycle dynamics. Trade concerns will likely continue to dominate headlines and influence the markets. Further maturing in U.S. and global business cycles will likely heighten uncertainties, including in the policy arena where monetary conditions have become less favorable. This bears monitoring as we move forward in 2019. Against this backdrop, we continue to focus on uncovering attractive investment ideas by applying bottom-up, fundamental research. We remain consistent in our investment process designed to deliver a sector-neutral, cohesive portfolio that captures the best investment ideas of the team.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-9.89%	5.64%	11.05%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The S&P Composite 1500® Index measures the performance of a group of 1500 publicly traded stocks. “S&P Composite 1500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER EMERGING MARKETS EQUITY PORTFOLIO
Subadvised by Aberdeen Asset Managers Limited
Thrivent Partner Emerging Markets Equity Portfolio seeks long-term capital growth.

Investment in the Thrivent Partner Emerging Markets Equity Portfolio involves risks including convertible securities, emerging markets, equity security, foreign currency, financial sector, foreign currency, foreign securities, investment adviser, issuer, large cap, market, mid cap, preferred securities and small cap risk. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Partner Emerging Markets Equity Portfolio earned a return of -14.88%, compared with the median return of its peer group, the Lipper Emerging Markets category, of -15.81%. The Portfolio’s market benchmark, the MSCI Emerging Markets Index–USD Net Returns, earned a return of -14.58%.

What factors affected the Portfolio’s performance?

The Portfolio’s underweighting to China added to performance because the country’s market was hampered by jitters in the Technology sector amid U.S. trade-related disruption worries, weaker-than-expected results from U.S. technology majors and a slowing domestic economy. At the stock level, shares of China Resources Land rose following robust results and earnings upgrades, as well as expectations that China’s stimulus would lift the property sector. The Portfolio also benefited from no exposure to China’s largest listed Internet stocks, Alibaba, Baidu and JD.com.

In India, sentiment was lifted by falling oil prices later in the period and the sustained growth in rural consumption. Housing development, finance and Kotak Mahindra Bank were among our best performers because investors took refuge in higher-quality lenders following the crisis involving non-banking financial companies. Another name that fared well was Tata Consultancy Services thanks to improving demand for IT services, capital management efforts and rupee weakness that amplified its foreign-denominated revenues. The Portfolio also benefited from Hindustan Unilever, whose results were supported by rising rural demand.

Stock selection was a contributor in Indonesia where Astra’s latest results beat expectations, thanks to United Tractor’s good performance, stabilizing financial services and improving auto business. Likewise, Bank Central Asia posted expanded net interest margins and loan growth, alongside well-managed asset quality.

The Portfolio’s Mexican holdings outperformed in a declining market with Banorte and FEMSA proving to be relatively defensive following Andrés Manuel López Obrador’s election win. However, in Brazil, fuel distributor Ultrapar sold off because of expectations of weaker quarterly profits amid rising competition. Also, Brazilian food producer BRF was hampered by weak earnings, leadership uncertainty and probes into the alleged provision of substandard meat. However, the company has brought a new CEO on board, who should bring much-needed leadership to steer BRF forward.

Stock selection in Korea also detracted. Internet content service company Naver posted disappointing results, while Samsung Electronics was pressured by fears of a slowdown in semiconductors and consumer electronics.

By sector, Energy was a key detractor, given the Portfolio’s underweighted position, because exploration and production stocks rose amid robust oil prices earlier in the year.

What is your outlook?

While we do not underplay the risks, we believe recent emerging market concerns have been overdone and expect sentiment and our higher-quality holdings to recover. As the effect from the late-2017 corporate tax cuts and fiscal stimulus fades, the U.S. dollar should ease further. Despite a temporary U.S.-China trade rapprochement, we think there will be prolonged tension and will continue to monitor developments. Meanwhile, China’s policy easing measures should prop up domestic consumption to stabilize growth. Politics will also be a key driver, with investors keeping a close eye on progress by the new administrations in Mexico and Brazil, as well as elections in markets such as India, Indonesia and South Africa.

At the corporate level, many of our holdings are businesses with healthy fundamentals, wide economic moats and are run by experienced management. With their solid balance sheets, these companies have been able to support improving returns to shareholders and their earnings forecasts remain positive, despite the short-term market volatility. Overall, we believe that the Portfolio is well positioned to withstand future challenges and capture the medium- to long-term opportunities in emerging markets.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-14.88%	0.47%	9.01%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The MSCI Emerging Markets Index-USD Net Returns is a modified capitalization-weighted index of selected emerging economies from around the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER GROWTH STOCK PORTFOLIO
Subadvised by T. Rowe Price Associates, Inc.
Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income.

Investment in the Thrivent Partner Growth Stock Fund involves risks including derivatives, equity securities, foreign securities, growth investing, investment adviser, issuer, market, and technology-oriented companies risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Partner Growth Stock Portfolio earned a return of -1.25%, compared with the median return of its peer group, the Lipper Large Cap Growth category, of -0.69%. The Portfolio’s market benchmark, the S&P 500® Growth Index, earned a return of -0.01%.

What factors affected the Portfolio’s performance?

Stock selection within Consumer Discretionary, Health Care and Communication Services were the largest detractors. Information Technology was the main positive driver of relative performance, with a lesser but substantial contribution from Energy.

Consumer Discretionary detracted due to stock selection, despite a favorable overweighting to the sector, which advanced in the benchmark. An off-benchmark position in Alibaba Group weighed on relative results, as did an overweight to Wynn Resorts because the hotel, restaurant and leisure industry detracted substantially.

Health Care’s negative relative impact was due to both stock choices and below-benchmark exposure to one of the index’s strongest-performing sectors. Shares of Alexion Pharmaceuticals, an overweighting relative to the benchmark, registered a double-digit decline. Lack of exposure to Abbott Laboratories also detracted from relative returns.

Communication Services underperformed because of both stock selection and above-benchmark exposure. Off-benchmark positions in Tencent Holdings and Snap were key detractors within the sector.

Conversely, Information Technology was by far the largest source of relative gains, driven by software and IT services stocks. Shares of both Red Hat (recently acquired by IBM) and Workday experienced significant gains during the period. Also, an underweighting to Apple, whose share price declined sharply, drove sector outperformance.

The absence of Energy stocks benefited performance because this was by far the weakest-performing sector in the benchmark.

What is your outlook?

Although the fourth-quarter market sell off was painful, we were not surprised to see a downturn given the length of the bull market and the third-quarter rally that pushed some equity valuations to overly elevated levels. Entering 2019, our expectations are more muted than they were a year ago, although we do not believe a near-term recession is likely. In our view, corporate earnings and economic growth could increase at a slower pace than in 2018, but should remain positive.

Average Annual Total Returns 1

As of December 31, 2018

1-Year	5-Year	10-Year
-1.25%	9.93%	15.84%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847- 4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*	The S&P 500® Growth Index is a market capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500® Index that exhibit strong growth characteristics.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER HEALTHCARE PORTFOLIO
Subadvised by BlackRock Investment Management, LLC
Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

Investment in the Thrivent Partner Healthcare Portfolio involves risks including emerging markets, equity securities, foreign securities, growth investing, healthcare industry, investment adviser, issuer, market, mid cap, non-diversified, small cap, and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Partner Healthcare Portfolio earned a return of 8.32%, compared with the median return of its peer group, the Lipper Health/Biotechnology category, of 0.89%. The Portfolio’s market benchmark, the S&P Composite 1500® Health Care Index, earned returns of 6.71%.

What factors affected the Portfolio’s performance?

Both stock selection and sub-sector allocation aided the Portfolio’s performance relative to the benchmark during calendar year 2018. Although all sub-sectors contributed positively to relative performance, the primary drivers of returns for the Portfolio were idiosyncratic, driven by stock selection in the biotechnology and health care providers and services sub-sectors.

At the stock level, the largest positive contributor to relative performance was an underweighted position in Johnson & Johnson. In December 2018, Johnson & Johnson’s shares plunged, losing approximately $45 billion in market capitalization, after a Reuters report said that the company knew for decades about asbestos in its baby powder. Despite already being a large underweighting initially, these idiosyncratic events led us to lower our conviction in the fundamentals and the risk-reward profile of the firm. We subsequently exited the position.

The threat of an upcoming patent expiration drove our underweighted position in biotechnology firm Celgene, which was the second largest contributor to the Portfolio’s relative performance. Celgene has been under pressure for several quarters due to concerns that the company will not be able to keep growing sales of Revlimid, its flagship drug that loses exclusivity in the coming years. The firm’s pipeline has raised concerns due to its high rates of failure and turnover, which led us to exit our position.

The third largest contributor to relative returns was an overweighted position in medical devices firm Boston Scientific, whose stock was rewarded after the company raised guidance for growth in 2019 and 2020 on the back of increased demand for its products. Over the year, we increased our position in Boston Scientific due to its promising and diversified pipeline. The company has recently developed a subcutaneous implantable cardioverter defibrillator (ICD) device that addresses major issues of traditional ICDs, which are susceptible to lead infection.

Within the pharmaceuticals sub-sector, our Portfolio’s underweighted position in Merck was the largest detractor from relative performance because the company’s immune oncology clinical program progress has surpassed competition. Merck’s flagship monotherapy for lung cancer, Keytruda, received approval for a variety of new indications, increasing the addressable market and potential impact of the treatment. We have since increased our conviction in the company’s pipeline and fundamentals, decreasing our underweighting to the firm.

The Portfolio’s overweighted position in biotechnology firm Alnylam Pharmaceuticals also detracted from relative performance. The company was negatively affected by competitive pressure from Pfizer, who released positive late-stage clinical results for its heart disease drug, Tafamidis, which is a direct competitor to Alnylam’s already approved Onpattro treatment. We have since decreased our conviction in this firm due to uncertainty in its market share and currently hold a neutral position relative to the benchmark.

What is your outlook?

The Health Care sector continues to be underpinned by longer-term, secular growth drivers. These drivers include aging demographics in both developed and developing countries and innovation in medical technology. We also see powerful diversification characteristics in the sector today, given its limited reliance on economic growth. Although trade disputes have led to increased market volatility, we see limited impact to the Health Care sector. On a valuation basis, the sector continues to look attractive versus broader equity markets with relative price-to-earnings ratios below the long-run average. We believe the combination of secular trends with favorable valuation creates an attractive long-term investment opportunity.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
8.32%	7.14%	11.45%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*	The S&P Composite 1500 ® Health Care Index is composed of those companies included in the S&P Composite 1500 Index that are classified as members of the GICS® health care sector.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Managed by Thrivent Financial for Lutherans, and subadvised by Principal Global Investors, LLC, Aber-deen Asset Managers Limited and Goldman Sachs Asset Management, L.P.

Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth.

Investment in Thrivent Partner Worldwide Allocation Portfolio involves risks including allocation, credit, emerging markets, equity security, foreign currency, foreign securities, growth investing, high yield, interest rate, investment adviser, issuer, large cap, market, mid cap, multi-manager, quantitative investing, small cap, sovereign debt, and value investing risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Partner Worldwide Allocation Portfolio earned a return of -15.39%, compared with the median return of its peer group, the Lipper International Multi-Cap Core category, of -14.24%. The Portfolio’s market benchmark, the MSCI All Country World Index ex-USA–USD Net Returns, earned a return of -14.20%.

What factors affected the Portfolio’s performance?

Two sub-portfolios within Thrivent Partner Worldwide Allocation Portfolio—international large-cap growth and international small/mid-cap growth—accounted for its underperformance relative to its peers and benchmark during the reporting period, while international large-cap value, emerging markets and emerging market debt made small positive contributions that were more than offset. The Portfolio’s second largest exposure, international large-cap growth, detracted from relative performance due to poor security selection in Health Care, Consumer Staples and Energy, which overwhelmed favorable results in financials. The third largest exposure, international small/mid-cap growth, was a smaller source of negative contribution relative to the Portfolio’s peers, although the segment slightly outperformed its own peer group. Small-capitalization stocks experienced particularly poor performance in the second half of 2018 because global trade slowed, and debt/liquidity issues moved to the forefront after concerns about higher rates emerged. Despite poor performance versus its peers because of its heavy exposure to Sovereign Debt from Mexico, Argentina and South Africa, Emerging Market Debt made a modest relative return contribution to the Portfolio as equities slumped more heavily in the fourth quarter. The emerging market equity portfolio was also a slight contributor to the Portfolio’s relative performance (besting its own peer group) due to its value focus across its exposures. Finally, international large-cap value beat its benchmark and peers and provided a positive contribution to the Portfolio’s overall performance. The segment’s focus on low volatility and momentum factors, as well as an underweighting in banks, offset the negative influence of being underweighted in outperforming Utilities. Although international large-cap value represents the largest weighting in Thrivent Partner Worldwide Allocation Portfolio, its outperformance was too marginal to significantly alter the Portfolio’s disappointing overall results.

What is your outlook?

We believe current conditions favor investments with low-volatility and high-quality characteristics, all else being equal, as well as improving margin trends. The outlook for emerging markets remains cautious given the heightened risk of contagion that always threatens to trigger further sell offs in the group. While global trade relations have improved in some areas, tensions between the U.S. and China persist and still pose a threat to the integrated global supply chain. Tightening monetary conditions in major economies and the rising U.S. dollar, coupled with domestic and international political developments, add to the uncertainty. Nevertheless, recovery across markets is expected to emerge as central banks tread lightly to keep inflation in check and ease currency pressures, while still supporting economic expansion.

China’s shifting focus toward sustainable growth and recent loosening policies should bolster its ability to weather external shocks and avoid a hard landing. Also, signs of stabilization in China would likely be a catalyst for developed and emerging markets, including Europe, as these markets have been more negatively impacted by tariffs and slowing trade due to their greater reliance on exports for economic growth and corporate profitability. As a result, developed and emerging markets are trading at deep discounts to the U.S. Mere stability could unlock significant value and spark a sharp reversal in relative performance versus the U.S. market. In the meantime, a still-strong dollar and geopolitical tensions warrant a more conservative positioning for the Portfolio that emphasizes liquidity and flexibility.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-15.39%	0.34%	6.30%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The MSCI All Country World Index ex-USA—USD Net Returns is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT REAL ESTATE SECURITIES PORTFOLIO

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.

Investment in Thrivent Real Estate Securities Portfolio involves risks including equity security, investment advisor, issuer, market, other funds, real estate industry, and real estate investment trust (“REIT”) risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Real Estate Securities Portfolio earned a return of -5.30%, compared with the median return of its peer group, the Lipper U.S. Real Estate category, of -5.71. The Portfolio’s market benchmark, the S&P Composite 1500® Equity REITs Index, earned returns of -3.08%.

What factors affected the Portfolio’s performance?

Although Real Estate Investment Trust (REIT) stocks posted negative returns in 2018, the Real Estate sector outperformed the general equity market, which was driven lower by fears that rising interest rates and trade wars would reduce U.S. economic growth. The Portfolio outperformed its peer group due to both sector allocation and security selection. The Portfolio’s performance varied across REIT property sectors depending on the fundamental factors affecting each specific property type. The best-performing sectors in the Portfolio were cell tower, self-storage, apartment and freestanding retail property REITs. These property types exhibited stable and growing cash flow during the reporting period. The Portfolio’s data center REIT sector exposure was higher than the peer group, which negatively impacted performance, as did security selection in the health care REIT sector.

Certain property sectors are experiencing increasing supply due to new construction, including hotel, self-storage and health care properties, which is impacting occupancy rates and rent growth. Demand for apartments, industrial warehouse and data center space remained strong and these sectors continued to absorb new construction and generate positive rent growth. Retail properties, including malls and shopping centers, experienced a negative impact from Internet retailing and general overcapacity in brick-and-mortar retail store space. Even so, high-quality retail properties continued to perform well, although less well-located properties have had difficulty re-leasing vacant space.

REIT stocks were also impacted by rising interest rates during the year, but displayed their defensive characteristics relative to the general equity market. REITs typically provide stable dividends supported by underlying lease obligations, cash flow growth and underlying asset value that provide downside support during market declines, and a hedge against inflation during periods of stronger economic growth.

Despite outperforming its peer group, the Portfolio underperformed the S&P Composite® 1500 Real Estate Index due primarily to having less exposure in cell towers, which significantly outperformed other property sectors in 2018. In addition, the Portfolio had more exposure in lodging REITs, which also contributed to the underperformance versus the benchmark.

What is your outlook?

As we begin 2019, expectations are that any federal funds rate increases will be data dependent and may not occur as previously expected, given a more uncertain outlook for the U.S. economy. With interest rates unlikely to continue rising, the outlook for REITs is more favorable in 2019. The general equity market will not enjoy as much of a benefit from lower corporate tax rates this year as it pertains to the one-time earnings growth boost experienced last year. As a result, REITs will not be at a competitive disadvantage in terms of earnings growth comparisons this year. At period end, REIT valuations were quite attractive, trading at above-average discounts to the underlying net asset value of the real estate assets owned by the companies.

We believe the property sectors that will perform well are cell towers, industrial and apartments. Trends continue to be positive for these sectors driven by growth in mobile communications and Internet retailing. The apartment market should also continue to perform well, supported by strong job growth and a reduction in new apartment development completions in 2019. High-quality malls and shopping centers also appear attractive from a valuation standpoint. Sectors that should continue to provide defensive characteristics in the Portfolio include net-leased freestanding retail properties and health care REITs, which have long-term leases and attractive dividend yields.

At the beginning of 2019, REIT stocks appear quite attractive with a current dividend yield of more than 4% and mid-single digit earnings growth expected in 2019. Our strategy is to overweight REITs that have high-quality real estate portfolios and experienced management teams. We continually search for attractive investment opportunities in all REIT property sectors, adjusting positions as necessary to positively impact performance while actively managing risk.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-5.30%	7.71%	12.05%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The S&P Composite 1500®—Equity REITS Index tracks the performance of the stocks included in the S&P Composite 1500 Index that are classified as members of the GICS® Equity Real Estate Investment Trusts (REITs) industry.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT SMALL CAP GROWTH PORTFOLIO

David J. Lettenberger, CFA, Portfolio Manager

The Small Cap Growth Portfolio seeks long-term capital growth. The Portfolio’s investment objective may be changed without shareholder approval.

Investment in Thrivent Small Cap Growth Portfolio involves risks including equity security, growth investing, investment adviser, issuer, market, and small cap, and technology-oriented companies risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the since-inception period from April 27, 2018, through December 31, 2018?

Thrivent Small Cap Growth Portfolio earned a return of -8.87%, compared to its peer group, the Lipper Small-Cap Growth category, of -8.65%. Its benchmark, the S&P SmallCap 600 Growth Index, earned returns of -7.51%.

What factors affected the Portfolio’s performance?

Our investment process is focused on individual stock selection, which is the main driver of the Portfolio’s relative performance. The primary driver of our underperformance during this period was poor stock selection in the two largest sectors, Health Care and Information Technology.

Within Health Care, the Portfolio had several biotechnology/pharmaceutical companies that lagged the peer group. Our holdings in both OptiNose and Intersect ENT underperformed during the period after their product launches fell short of expectations. Other biotechnology holdings such as Sage Therapeutics, Immunomedics and Aerie Pharmaceuticals performed poorly as well. Elsewhere in healthcare, ongoing innovation provided ample opportunities for new investment ideas in small-cap growth. For example, as a partial offset to the poor performance from biotech/pharma, the Portfolio benefited from its sizeable exposure to medical device companies, including Tactile Systems Technology and Novocure.

The Portfolio’s largest sector overweighting was in Technology because of the tremendous innovation that is driving rapid growth for many companies in this sector. Nowhere is this more apparent than in the software industry, which is going through transformations both in product delivery (on premise to cloud) and in business model (legacy sales model to subscription model). The Portfolio had significant exposure to the software industry where results from stock selection were mixed. Strong returns in New Relic and Veeva Systems were more than offset by declines in Tyler Technologies and Proofpoint. While both Tyler Technologies and Proofpoint experienced some fundamental business deceleration in the second half of 2018, we remain enthusiastic about the competitive positioning and future growth opportunities at both companies.

While Technology and Health Care performance during the period was subpar, the Portfolio did experience positive contributions from other industry groups. The retail industry has been an area of focus and overweighting since the Portfolio’s inception, and several of these holdings were key contributors to performance. The Portfolio experienced strong results from Burlington Stores, Duluth Holdings and Five Below. Each of these retailers has a unique, specific growth opportunity that made them attractive investment candidates. Our bottom-up stock selection process also led to an overweighted position in the aerospace and defense group where we saw strong returns from HEICO, Aerojet Rocketdyne and Mercury Systems. While aerospace and defense on the surface may seem more cyclical than growthy, we identified what we believe are pockets of secular growth within this space. For example, Mercury Systems, which provides components, modules and integrated subsystems to the defense industry, benefited from the secular, sustainable trend of the large tier-one defense contractors outsourcing some of the building blocks of their systems. Other individual stocks that contributed favorably to the Portfolio’s performance included Nutrisystem, Wingstop and Planet Fitness in the Consumer Discretionary sector, and Casella Waste, TPI Composites and Willdan Group in the Industrial sector.

What is your outlook?

Small-cap growth stocks were not immune from the economic fears that emerged in the fourth quarter of 2018. While they were a relative safe haven for much of 2018 given their significant domestic exposure, the segment experienced a sharp pullback late in 2018 partly due to economic uncertainty and stretched valuations in several sectors. In some instances, we used weakness to add to existing holdings, including Inogen, Teleflex and Novocure in the medical device area. Within the software space, we added to both SailPoint Technologies and New Relic, while using weakness to start new positions in Zuora, Five9 and Coupa Software.

Innovation and secular drivers will continue to provide ample investment opportunities for small-cap growth investors. We remain confident in our ability to identify companies with sustainable growth opportunities and strong competitive advantages that can drive outperformance over the long run.

Average Annual Total Returns1

As of December 31, 2018

From Inception 4/27/2018
-8.87%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847-4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The S&P SmallCap 600® Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT SMALL CAP INDEX PORTFOLIO

Brian W. Bomgren, CQF and Sharon Wang, CFA, FRM, Portfolio Co-Managers

Thrivent Small Cap Index Portfolio seeks capital growth that tracks the performance of the S&P SmallCap 600 Index.

Investment in Thrivent Small Cap Index Portfolio involves risks including equity security, futures contract, issuer, market, other funds, and small cap risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Small Cap Index Portfolio earned a return of -8.65%, compared with the median return of its peer group, the Lipper Small Cap Core category, of -12.09%. The Portfolio’s market benchmark, the S&P SmallCap 600 Index, earned a return of -8.48%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P SmallCap 600 Index. The difference in performance between the benchmark index and the Portfolio is primarily attributable to expenses, with only minor differences due to portfolio composition and cash flow management.

The market downturn in the fourth quarter resulted in negative performance for the S&P SmallCap 600 Index for the year, with negative returns experienced across all eleven sectors. The strongest results came from the defensive Utilities sector and Information Technology, while the more cyclically sensitive Energy sector finished with the most negative returns for the year.

What is your outlook?

While we see sources of uncertainty for markets in 2019, they come against a backdrop of healthy economic growth and corporate earnings that should be supportive of equity markets. Although earnings growth is likely to be lower in 2019 than 2018 because the one-time effect of tax reform provided an extra boost for many companies, it will still likely be in line with recent years. Further escalation of the trade dispute with China could negatively impact earnings growth in the coming year if it results in additional tariffs or other trade restrictions. Concern about the speed of monetary policy tightening contributed to the negative returns of 2018, especially in the fourth quarter. However, these worries seem to be fading since recent commentary from Federal Reserve officials may indicate a slower pace of tightening in the coming year. Political sources of uncertainty may also impact markets this year. The impasse over funding for border security and the resulting partial government shutdown point to the possibility of further stalemates in the future, which could spread to a debate over raising the government’s debt ceiling later in 2019.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-8.65%	6.08%	13.28%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847- 4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts.Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

*

The S&P SmallCap 600® Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

THRIVENT SMALL CAP STOCK PORTFOLIO

Matthew D. Finn, CFA and James M. Tinucci, CFA, Portfolio Co-Managers

Thrivent Small Cap Stock Portfolio seeks long-term capital growth.

Investment in Thrivent Small Cap Stock Portfolio involves risks including equity security, investment adviser, issuer, market, and small cap risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

How did the Portfolio perform during the 12-month period ended December 31, 2018?

Thrivent Small Cap Stock Portfolio earned a return of -10.13%, compared with the median return of its peer group, the Lipper Small Cap Core Portfolios category, of -12.09%. The Portfolio’s market benchmark,the S&P SmallCap 600 Index, earned a return of -8.48%.

What factors affected the Portfolio’s performance?

The Portfolio outperformed versus the Lipper Small Cap Core category due to stock selection, partially offset by sector allocation. Compared to the peer group, security selection was strong in nine of the eleven sectors led by Technology and Financials, while only two sectors detracted, Consumer Staples and Consumer Discretionary. In Technology, the Portfolio’s standout performers included systems software company SailPoint Technologies and Telecommunications networking equipment company Ciena. SailPoint Technologies is the market leader in developing enterprise identity governance software that empowers customers to efficiently and securely govern the digital identities of employees, contractors, business partners and other users, and manage their constantly changing access rights to enterprise applications and data. Ciena has been able to gain market share in a highly competitive industry. The company has the competitive advantages of leading-edge technology, while being the only vendor that can deliver software and component systems on a global scale. In Financials, Infinity Property and Casualty, a low-cost provider of nonstandard auto insurance, outperformed after it was taken over by Kemper during the year. Additionally, shares of Hamilton Lane, a global private markets investment solutions provider, advanced strongly during the year. The company’s advantage relative to public investment managers is that its fees are based primarily on invested capital, which significantly reduces revenue volatility. Although these companies were still held in the portfolio at period end, we reduced some position sizes to help manage portfolio risk. In terms of sector allocation, the Portfolio’s lower weighting in cash detracted from its performance versus the Lipper peer group.

The Portfolio’s sector weightings result from our security selection based on bottom-up industry and company research. During the period, Financials and Consumer Staples were the largest overweightings in the Portfolio. The Portfolio’s Health Care sector weighting increased because our holdings outperformed and we added a few positions during the year. Also, during the period, S&P Dow Jones changed the way it classifies certain industries within the Global Industry Classification Standard (GICS®), which shifted our weightings in certain sectors slightly. As a result, at period end the Portfolio’s underweightings in Consumer Discretionary and Technology sectors were reduced, and the newly added Communication Services sector was underweighted. The Portfolio continued to be underweighted in the Real Estate Investment Trust (REIT) and Materials sectors because it was difficult for us to find our favored combination of valuation, quality and a promising future in these areas. The underweighting in Materials proved beneficial to the Portfolio’s performance because it was one of the weaker sectors of the market during the year.

The Portfolio underperformed versus the S&P SmallCap 600 Index because of both sector allocation and stock selection, mainly in the Health Care and Consumer Discretionary sectors. The Portfolio was underweighted in the Health Care sector and did not own a few companies that represent large weights in the index that significantly outperformed. Additionally, in the Consumer Discretionary sector, the Portfolio’s positions in apparel retailer Children’s Place and craft store Michaels Companies detracted from performance.

What is your outlook?

Valuations in many areas of the market have come down in recent months, but remain somewhat elevated. With the interest rate curve flattening and the Federal Reserve Bank’s continued pace of rate rises, the economy clearly seems late in the economic cycle. Given the continued health of the economy, it is still unclear how long the cycle will last.

Average Annual Total Returns1

As of December 31, 2018

1-Year	5-Year	10-Year
-10.13%	6.84%	11.43%

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-847- 4836 or visit thrivent.com for performance results current to the most recent month-end. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit thrivent.com.

1

Average annual total returns for the Portfolio represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses, without which the Portfolio’s total returns would have been lower. The returns shown do not reflect any charges or expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented. Unless otherwise noted, the index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an index.

**

The S&P SmallCap 600® Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company, and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period 7/1/2018 - 12/31/2018*	Annualized Expense Ratio
Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$910	$2.67	0.55%
Hypothetical**	$1,000	$1,023	$2.83	0.55%
Thrivent Balanced Income Plus Portfolio
Actual	$1,000	$939	$3.14	0.64%
Hypothetical**	$1,000	$1,022	$3.28	0.64%
Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$964	$2.30	0.46%
Hypothetical**	$1,000	$1,023	$2.37	0.46%
Thrivent Government Bond Portfolio
Actual	$1,000	$1,014	$2.29	0.45%
Hypothetical**	$1,000	$1,023	$2.30	0.45%
Thrivent High Yield Portfolio
Actual	$1,000	$972	$2.21	0.44%
Hypothetical**	$1,000	$1,023	$2.27	0.44%
Thrivent Income Portfolio
Actual	$1,000	$1,004	$2.22	0.44%
Hypothetical**	$1,000	$1,023	$2.24	0.44%
Thrivent Large Cap Growth Portfolio
Actual	$1,000	$915	$2.11	0.43%
Hypothetical**	$1,000	$1,023	$2.23	0.43%
Thrivent Large Cap Index Portfolio
Actual	$1,000	$931	$1.17	0.24%
Hypothetical**	$1,000	$1,024	$1.22	0.24%
Thrivent Large Cap Stock Portfolio
Actual	$1,000	$896	$3.08	0.64%
Hypothetical**	$1,000	$1,022	$3.28	0.64%

	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period 7/1/2018 - 12/31/2018*	Annualized Expense Ratio
Thrivent Large Cap Value Portfolio
Actual	$1,000	$916	$3.07	0.63%
Hypothetical**	$1,000	$1,022	$3.24	0.63%
Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,007	$2.25	0.44%
Hypothetical**	$1,000	$1,023	$2.27	0.44%
Thrivent Low Volatility Equity Portfolio
Actual	$1,000	$979	$4.01	0.80%
Hypothetical**	$1,000	$1,021	$4.10	0.80%
Thrivent Mid Cap Index Portfolio
Actual	$1,000	$858	$1.21	0.26%
Hypothetical**	$1,000	$1,024	$1.32	0.26%
Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$875	$3.16	0.67%
Hypothetical**	$1,000	$1,022	$3.41	0.67%
Thrivent Moderate Allocation Portfolio
Actual	$1,000	$951	$2.22	0.45%
Hypothetical**	$1,000	$1,023	$2.30	0.45%
Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$929	$2.27	0.47%
Hypothetical**	$1,000	$1,023	$2.38	0.47%
Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$971	$2.30	0.46%
Hypothetical**	$1,000	$1,023	$2.36	0.46%
Thrivent Money Market Portfolio
Actual	$1,000	$1,009	$2.32	0.46%
Hypothetical**	$1,000	$1,023	$2.34	0.46%
Thrivent Multidimensional Income Portfolio
Actual	$1,000	$956	$4.71	0.95%
Hypothetical**	$1,000	$1,021	$4.86	0.95%
Thrivent Opportunity Income Plus Portfolio
Actual	$1,000	$996	$3.19	0.63%
Hypothetical**	$1,000	$1,022	$3.24	0.63%
Thrivent Partner All Cap Portfolio
Actual	$1,000	$889	$3.80	0.79%
Hypothetical**	$1,000	$1,021	$4.06	0.79%
Thrivent Partner Emerging Markets Equity Portfolio
Actual	$1,000	$957	$5.95	1.20%
Hypothetical**	$1,000	$1,019	$6.14	1.20%
Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$899	$3.55	0.74%
Hypothetical**	$1,000	$1,022	$3.78	0.74%
Thrivent Partner Healthcare Portfolio
Actual	$1,000	$1,014	$4.42	0.87%
Hypothetical**	$1,000	$1,021	$4.44	0.87%
Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$881	$4.13	0.87%
Hypothetical**	$1,000	$1,021	$4.44	0.87%
Thrivent Real Estate Securities Portfolio
Actual	$1,000	$941	$4.17	0.85%
Hypothetical**	$1,000	$1,021	$4.34	0.85%

	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Expenses Paid During Period 7/1/2018 - 12/31/2018*	Annualized Expense Ratio
Thrivent Small Cap Growth Portfolio
Actual	$1,000	$849	$4.55	0.97%
Hypothetical**	$1,000	$1,020	$4.97	0.97%
Thrivent Small Cap Index Portfolio
Actual	$1,000	$836	$1.16	0.25%
Hypothetical**	$1,000	$1,024	$1.28	0.25%
Thrivent Small Cap Stock Portfolio
Actual	$1,000	$855	$3.35	0.71%
Hypothetical**	$1,000	$1,022	$3.65	0.71%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 185/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Thrivent Series Fund, Inc. and Shareholders of each of the twenty-nine funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments or summary schedules of investments, of each of the funds listed in the table below (constituting Thrivent Series Fund, Inc., hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Thrivent Aggressive Allocation Portfolio (2)	Thrivent Moderately Aggressive Allocation Portfolio (2)
Thrivent Balanced Income Plus Portfolio (2)	Thrivent Moderately Conservative Allocation Portfolio (2)
Thrivent Diversified Income Plus Portfolio (2)	Thrivent Money Market Portfolio (1)
Thrivent Government Bond Portfolio (1)	Thrivent Multidimensional Income Portfolio (4)
Thrivent High Yield Portfolio (2)	Thrivent Opportunity Income Plus Portfolio (2)
Thrivent Income Portfolio (2)	Thrivent Partner All Cap Portfolio (1)
Thrivent Large Cap Growth Portfolio (1)	Thrivent Partner Emerging Markets Equity Portfolio (1)
Thrivent Large Cap Index Portfolio (2)	Thrivent Partner Growth Stock Portfolio (1)
Thrivent Large Cap Stock Portfolio (2)	Thrivent Partner Healthcare Portfolio (1)
Thrivent Large Cap Value Portfolio (1)	Thrivent Partner Worldwide Allocation Portfolio (2)
Thrivent Limited Maturity Bond Portfolio (2)	Thrivent Real Estate Securities Portfolio (1)
Thrivent Low Volatility Equity Portfolio (3)	Thrivent Small Cap Growth Portfolio (5)
Thrivent Mid Cap Index Portfolio (2)	Thrivent Small Cap Index Portfolio (2)
Thrivent Mid Cap Stock Portfolio (1)	Thrivent Small Cap Stock Portfolio (1)
Thrivent Moderate Allocation Portfolio (2)
(1)	Schedule of investments, statement of operations for the year ended December 31, 2018 and statement of changes in net assets for each of the two years in the period ended December 31, 2018
(2)	Summary schedule of investments, statement of operations for the year ended December 31, 2018 and statement of changes in net assets for each of the two years in the period ended December 31, 2018
(3)

Schedule of investments, statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the year ended December 31, 2018 and for the period April 28, 2017 (commencement of operations) through December 31, 2017

(4)

Summary schedule of investments, statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the year ended December 31, 2018 and for the period April 28, 2017 (commencement of operations) through December 31, 2017

(5)	Schedule of investments, statements of operations and changes in net assets for the period April 27, 2018 (commencement of operations) through December 31, 2018

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks, transfer agent, and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

February 20, 2019

We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment company complex since 1987.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

			% of Net
Shares	Common Stock (47.0%)	Value	Assets
Communications Services (2.5%)
7,513	Alphabet, Inc., Class Aa	$7,850,784	0.6%
2,909	Alphabet, Inc., Class Ca	3,012,589	0.2%
42,498	Facebook, Inc.[a]	5,571,063	0.5%
59,128	Verizon Communications, Inc.	3,324,176	0.3%
	Other Securities^	11,300,979	0.9%

	Total	31,059,591

Consumer Discretionary (5.5%)
7,110	Amazon.com, Inc.[a]	10,679,006	0.9%
2,011	Booking Holdings, Inc.[a]	3,463,787	0.3%
16,508	McDonald’s Corporation	2,931,326	0.2%
55,992	NIKE, Inc.	4,151,247	0.3%
	Other Securities^	47,700,253	3.8%

	Total	68,925,619

Consumer Staples (1.9%)
24,316	Casey’s General Stores, Inc.	3,115,852	0.3%
63,782	Monster Beverage Corporation[a]	3,139,350	0.3%
	Other Securities^	17,576,932	1.3%

	Total	23,832,134

Energy (1.7%)
	Other Securities^	20,823,203	1.7%

	Total	20,823,203

Financials (7.4%)
70,511	Assured Guaranty, Ltd.	2,699,161	0.2%
204,031	Bank of America Corporation	5,027,324	0.4%
98,919	Citigroup, Inc.	5,149,723	0.4%
59,264	Intercontinental Exchange, Inc.	4,464,357	0.4%
	Other Securities^	76,379,916	6.0%

	Total	93,720,481

Health Care (7.3%)
8,895	Biogen, Inc.[a]	2,676,683	0.2%
34,903	BioMarin Pharmaceutical, Inc.[a]	2,971,990	0.2%
17,903	Edwards Lifesciences Corporation[a]	2,742,203	0.2%
29,858	Johnson & Johnson	3,853,175	0.3%
31,179	LHC Group, Inc.[a]	2,927,085	0.2%
37,340	Merck & Company, Inc.	2,853,149	0.2%
74,423	Pfizer, Inc.	3,248,564	0.3%
14,037	Teleflex, Inc.	3,628,284	0.3%
12,441	Thermo Fisher Scientific, Inc.	2,784,171	0.2%
31,950	UnitedHealth Group, Inc.	7,959,384	0.6%
20,974	Vertex Pharmaceuticals, Inc.[a]	3,475,602	0.3%
	Other Securities^	52,448,140	4.3%

	Total	91,568,430

Industrials (6.6%)
10,662	Boeing Company	3,438,495	0.3%
59,088	CSX Corporation	3,671,137	0.3%
38,511	Honeywell International, Inc.	5,088,073	0.4%
20,152	Norfolk Southern Corporation	3,013,530	0.3%
46,704	Waste Connections, Inc.	3,467,772	0.3%
	Other Securities^	64,624,991	5.0%

	Total	83,303,998

Information Technology (11.0%)
38,455	Amphenol Corporation	3,115,624	0.3%
48,305	Apple, Inc.	7,619,631	0.6%
175,728	Cisco Systems, Inc.	7,614,294	0.6%
65,233	Dolby Laboratories, Inc.	4,034,009	0.3%
36,181	Guidewire Software, Inc.[a]	2,902,802	0.2%
39,915	MasterCard, Inc.	7,529,965	0.6%
107,377	Microsoft Corporation	10,906,282	0.9%
30,513	Monolithic Power Systems, Inc.	3,547,136	0.3%
68,250	PayPal Holdings, Inc.[a]	5,739,142	0.5%
19,328	Red Hat, Inc.[a]	3,394,770	0.3%
50,288	Salesforce.com, Inc.[a]	6,887,947	0.6%
51,416	Visa, Inc.	6,783,827	0.5%
45,590	Xilinx, Inc.	3,882,900	0.3%
	Other Securities^	64,821,904	5.0%

	Total	138,780,233

Materials (1.2%)
	Other Securities^	15,153,104	1.2%

	Total	15,153,104

Real Estate (1.3%)
	Other Securities^	16,438,430	1.3%

	Total	16,438,430

Utilities (0.6%)
	Other Securities^	7,645,770	0.6%

	Total	7,645,770

	Total Common Stock (cost $533,186,351)	591,250,993

	Registered Investment Companies (37.1%)

Affiliated (36.1%)
6,531,466	Thrivent Core International Equity Fund	55,844,034	4.4%
5,119,589	Thrivent Core Low Volatility Equity Fund	49,967,186	4.0%
1,979,361	Thrivent High Yield Portfolio	8,766,194	0.7%
507,124	Thrivent Income Portfolio	4,893,743	0.4%
3,831,301	Thrivent Large Cap Stock Portfolio	46,961,407	3.7%
3,492,261	Thrivent Large Cap Value Portfolio	57,348,157	4.6%
981,779	Thrivent Limited Maturity Bond Portfolio	9,545,640	0.7%
3,959,672	Thrivent Mid Cap Stock Portfolio	67,778,100	5.4%
13,049,795	Thrivent Partner Worldwide Allocation Portfolio	114,732,490	9.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Registered Investment Companies (37.1%)	Value	% of Net Assets
Affiliated (36.1%) - continued
2,267,681	Thrivent Small Cap Stock Portfolio	$39,335,419	3.1%

	Total	455,172,370

Unaffiliated (1.0%)
15,427	SPDR S&P 500 ETF Trust[b]	3,855,516	0.3%
	Other Securities^	8,656,120	0.7%

	Total	12,511,636

	Total Registered Investment Companies (cost $475,514,720)	467,684,006

Principal Amount	Long-Term Fixed Income (3.1%)	Value	% of Net Assets
Collateralized Mortgage Obligations (<0.1%)
	Other Securities^	146,073	<0.1%

	Total	146,073

Commercial Mortgage-Backed Securities (<0.1%)
	Other Securities^	597,789	<0.1%

	Total	597,789

Mortgage-Backed Securities (1.4%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$5,175,000	3.500%, 1/1/2049[c]	5,175,719	0.4%
4,690,000	4.000%, 1/1/2049[c]	4,782,431	0.4%
4,230,000	4.500%, 1/1/2049[c]	4,382,241	0.3%
1,200,000	5.000%, 1/1/2049[c]	1,257,344	0.1%
	Other Securities^	1,875,750	0.2%

	Total	17,473,485

U.S. Government & Agencies (1.7%)
	U.S. Treasury Bonds
5,000,000	2.875%, 5/15/2028	5,080,411	0.4%
2,823,000	2.250% - 3.000%,
	11/15/2027 - 5/15/2046	2,580,878	0.2%
	U.S. Treasury Bonds, TIPS
1,867,277	0.375% - 0.375%,
	1/15/2027 - 7/15/2027	1,772,218	0.1%
	U.S. Treasury Notes
11,456,256	0.750% - 2.750%,
	10/15/2019 - 7/15/2028	11,290,890	1.0%
	U.S. Treasury Notes, TIPS
173,065	0.625%, 4/15/2023	170,199	<0.1%

	Total	20,894,596

	Total Long-Term Fixed Income (cost $39,146,397)	39,111,943

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
	Other Securities^	6,444	<0.1%

	Total	6,444

	Total Preferred Stock (cost $6,782)	6,444

	Collateral Held for Securities Loaned (0.8%)
9,815,315	Thrivent Cash Management Trust	9,815,315	0.8%

	Total Collateral Held for Securities Loaned (cost $9,815,315)	9,815,315

Shares or Principal Amount	Short-Term Investments (14.1%)
	Federal Home Loan Bank Discount Notes
4,600,000	2.240%, 1/16/2019[d,e]	4,595,740	0.4%
2,700,000	2.330%, 1/30/2019[d,e]	2,695,002	0.2%
	Federal Home Loan Bank Discount Notes
7,550,000	0.113% - 2.390%,
	1/8/2019 - 3/13/2019[d,e]	7,533,930	0.6%
	Thrivent Core Short-Term Reserve Fund
16,199,597	2.670%	161,995,965	12.9%

	Total Short-Term Investments (cost $176,820,323)	176,820,637

	Total Investments (cost $1,234,489,888) 102.1%	$1,284,689,338

	Other Assets and Liabilities, Net (2.1%)	(26,342,547)

	Total Net Assets 100.0%	$1,258,346,791

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$9,639,324

Total lending	$9,639,324
Gross amount payable upon return of collateral for securities loaned	$9,815,315

Net amounts due to counterparty	$175,991

Definitions:

ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$148,165,068
Gross unrealized depreciation	(99,575,983)

Net unrealized appreciation (depreciation)	$48,589,085

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$1,391,123,925

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	31,059,591	30,531,517	528,074	—
Consumer Discretionary	68,925,619	67,457,722	1,467,897	—
Consumer Staples	23,832,134	22,698,195	1,133,939	—
Energy	20,823,203	20,588,461	234,742	—
Financials	93,720,481	92,576,661	1,143,820	—
Health Care	91,568,430	90,561,390	1,007,040	—
Industrials	83,303,998	81,919,469	1,384,529	—
Information Technology	138,780,233	137,959,303	820,930	—
Materials	15,153,104	14,180,269	972,834	1
Real Estate	16,438,430	16,102,623	335,807	—
Utilities	7,645,770	7,491,272	154,498	—
Registered Investment Companies
Affiliated	349,361,150	349,361,150	—
Unaffiliated	12,511,636	12,511,636	—	—
Long-Term Fixed Income
Collateralized Mortgage Obligations	146,073	—	146,073	—
Commercial Mortgage-Backed Securities	597,789	—	597,789	—
Mortgage-Backed Securities	17,473,485	—	17,473,485	—
U.S. Government & Agencies	20,894,596	—	20,894,596	—
Preferred Stock
Consumer Staples	6,444	—	6,444	—
Short-Term Investments	14,824,672	—	14,824,672	—

Subtotal Investments in Securities	$1,007,066,838	$943,939,668	$63,127,169	$1

Other Investments *	Total
Affiliated Registered Investment Companies	105,811,220
Affiliated Short-Term Investments	161,995,965
Collateral Held for Securities Loaned	9,815,315

Subtotal Other Investments	$277,622,500

Total Investments at Value	$1,284,689,338

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	11,458,783	11,458,783	—	—

Total Asset Derivatives	$11,458,783	$11,458,783	$—	$—

Liability Derivatives
Futures Contracts	14,571,160	14,571,160	—	—

Total Liability Derivatives	$14,571,160	$14,571,160	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Aggressive Allocation Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $14,824,672 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 5-Yr. U.S. Treasury Note	24	March 2019	$2,705,699	$46,801
CBOT U.S. Long Bond	16	March 2019	2,226,802	109,198
CME E-mini S&P 500 Index	2,333	March 2019	305,432,132	(13,200,552)
CME Ultra Long Term U.S. Treasury Bond	8	March 2019	1,217,714	67,536
ICE mini MSCI EAFE Index	484	March 2019	42,253,143	(725,943)
ICE US mini MSCI Emerging Markets Index	1,206	March 2019	58,870,924	(572,884)

Total Futures Long Contracts			$412,706,414	($14,275,844)

CBOT 10-Yr. U.S. Treasury Note	(11)	March 2019	($1,308,793)	($33,379)
CBOT 2-Yr. U.S. Treasury Note	(23)	March 2019	(4,848,977)	(34,211)
CME E-mini NASDAQ 100 Index	(714)	March 2019	(94,622,492)	4,183,682
CME E-mini Russell 2000 Index	(387)	March 2019	(27,428,755)	1,325,605
CME E-mini S&P Mid-Cap 400 Index	(725)	March 2019	(126,235,461)	5,725,961
Ultra 10-Yr. U.S. Treasury Note	(1)	March 2019	(125,887)	(4,191)

Total Futures Short Contracts			($254,570,365)	$11,163,467

Total Futures Contracts			$158,136,049	($3,112,377)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$11,235,248
Total Equity Contracts		11,235,248
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	223,535
Total Interest Rate Contracts		223,535

Total Asset Derivatives		$11,458,783

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	14,499,379
Total Equity Contracts		14,499,379
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	71,781
Total Interest Rate Contracts		71,781

Total Liability Derivatives		$14,571,160

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(6,371,234)
Total Equity Contracts		(6,371,234)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(216,725)
Total Interest Rate Contracts		(216,725)

Total		($6,587,959)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(5,311,045)
Total Equity Contracts		(5,311,045)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	145,911
Total Interest Rate Contracts		145,911

Total		($5,165,134)

The following table presents Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$374,722,215
Futures - Short	(252,188,264)
Interest Rate Contracts
Futures - Long	5,848,231
Futures - Short	(6,252,296)

The accompanying Notes to Financial Statements are an integral part of this schedule.

AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Aggressive Allocation Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Registered Investment Companies
Core International Equity	$63,845	$1,892	$—	6,531	$55,844	4.4%
Core Low Volatility Equity	—	50,994	—	5,120	49,967	4.0
High Yield	9,066	526	—	1,979	8,766	0.7
Income	5,010	218	—	507	4,894	0.4
Large Cap Stock	51,228	3,662	—	3,831	46,961	3.7
Large Cap Value	62,811	3,260	—	3,492	57,348	4.6
Limited Maturity Bond	9,448	237	—	982	9,546	0.7
Mid Cap Stock	76,124	5,986	—	3,960	67,778	5.4
Partner Worldwide Allocation	135,609	7,456	—	13,050	114,732	9.1
Small Cap Stock	47,197	3,768	3,347	2,268	39,335	3.1

Total Affiliated Registered Investment Companies	460,338				455,171	36.1

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	143,103	246,641	227,748	16,200	161,996	12.9

Total Affiliated Short-Term Investments	143,103				161,996	12.9

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	39,610	103,441	133,236	9,815	9,815	0.8

Total Collateral Held for Securities Loaned	39,610				9,815	0.8

Total Value	$643,051				$626,982

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Registered Investment Companies
Core International Equity	$—	$(9,894)	—	$1,892
Core Low Volatility Equity	—	(1,027)	1,132	862
High Yield	—	(825)	—	526
Income	—	(334)	37	181
Large Cap Stock	—	(7,928)	3,016	645
Large Cap Value	—	(8,723)	2,411	849
Limited Maturity Bond	—	(139)	—	237
Mid Cap Stock	—	(14,331)	5,726	260
Partner Worldwide Allocation	—	(28,333)	3,834	3,623
Small Cap Stock	332	(8,615)	3,578	190
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	—	—	—	3,393

Total Income from Affiliated Investments				$12,658

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	177

Total Affiliated Income from Securities Loaned, Net				$177

Total Value	$332	$(80,149)	$19,734

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (16.3%)	Value	% of Net Assets
Basic Materials (0.7%)
	Other Securities^	$2,767,557	0.7%

	Total	2,767,557

Capital Goods (1.0%)
	Other Securities^	3,844,535	1.0%

	Total	3,844,535

Communications Services (3.2%)
	Altice France SA, Term Loan
$1,165,000	6.455%, (LIBOR 1M + 4.000%), 1/31/2026[a,b]	1,098,012	0.3%
	CenturyLink, Inc., Term Loan
1,207,800	5.272%, (LIBOR 1M + 2.750%), 1/31/2025[a,b]	1,124,462	0.3%
	Sprint Communications, Inc., Term Loan
1,424,625	5.063%, (LIBOR 1M + 2.500%), 2/3/2024[a,b]	1,352,211	0.4%
	Other Securities^	8,908,954	2.2%

	Total	12,483,639

Consumer Cyclical (2.1%)
	Scientific Games International, Inc., Term Loan
1,588,000	5.250%, (LIBOR 1M + 2.750%), 8/14/2024[a,b]	1,486,479	0.4%
	Other Securities^	6,501,226	1.7%

	Total	7,987,705

Consumer Non-Cyclical (3.1%)
	Air Medical Group Holdings, Inc., Term Loan
1,786,950	5.682%, (LIBOR 1M + 3.250%), 4/28/2022[a,b]	1,664,651	0.4%
	Albertson’s, LLC, Term Loan
1,250,000	5.522%, (LIBOR 1M + 3.000%), 11/16/2025[a,b]	1,182,813	0.3%
	Bausch Health Companies, Inc., Term Loan
1,169,438	5.379%, (LIBOR 1M + 3.000%), 6/1/2025[a,b]	1,114,544	0.3%
	JBS USA LUX SA, Term Loan
1,193,738	5.260%, (LIBOR 1M + 2.500%), 10/30/2022[a,b]	1,145,988	0.3%
	Ortho-Clinical Diagnostics SA, Term Loan
1,275,575	5.756%, (LIBOR 1M + 3.250%), 6/1/2025[a,b]	1,180,302	0.3%
	Other Securities^	5,599,775	1.5%

	Total	11,888,073

Energy (1.0%)
	Radiate Holdco, LLC, Term Loan
1,564,081	5.522%, (LIBOR 1M + 3.000%), 2/1/2024[a,b]	1,471,941	0.4%
	Other Securities^	2,348,019	0.6%

	Total	3,819,960

Financials (3.2%)
	INEOS U.S. Finance, LLC, Term Loan
1,311,750	4.522%, (LIBOR 1M + 2.000%), 3/31/2024[a,b]	1,236,324	0.3%
	Level 3 Parent, LLC, Term Loan
1,275,000	4.754%, (LIBOR 1M + 2.250%), 2/22/2024[a,b]	1,208,062	0.3%
	Sable International Finance, Ltd., Term Loan
1,705,000	5.772%, (LIBOR 1M + 3.250%), 1/31/2026[a,b]	1,640,449	0.4%
	Other Securities^	8,074,732	2.2%

	Total	12,159,567

Technology (1.1%)
	First Data Corporation, Term Loan
1,620,000	4.504%, (LIBOR 1M + 2.000%), 4/26/2024[a,b]	1,543,860	0.4%
	Rackspace Hosting, Inc., Term Loan
1,257,372	5.582%, (LIBOR 3M + 3.000%), 11/3/2023[a,b]	1,106,487	0.3%
	Other Securities^	1,571,843	0.4%

	Total	4,222,190

Transportation (0.1%)
	Other Securities^	550,058	0.1%

	Total	550,058

Utilities (0.8%)
	Arctic LNG Carriers, Ltd., Term Loan
1,231,250	7.022%, (LIBOR 1M + 4.500%), 5/18/2023[a,b,c]	1,188,156	0.3%
	Other Securities^	1,971,384	0.5%

	Total	3,159,540

	Total Bank Loans (cost $66,591,784)	62,882,824

Shares	Common Stock (44.8%)
Communications Services (2.6%)
1,076	Alphabet, Inc., Class Ad	1,124,377	0.3%
26,920	Verizon Communications, Inc.	1,513,442	0.4%
	Other Securities^	7,251,510	1.9%

	Total	9,889,329

Consumer Discretionary (4.7%)
1,154	Amazon.com, Inc.[d]	1,733,273	0.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Common Stock (44.8%)	Value	% of Net Assets
Consumer Discretionary (4.7%)—continued
12,880	Lowe’s Companies, Inc.	$1,189,597	0.3%
	Other Securities^	15,297,769	3.9%

	Total	18,220,639

Consumer Staples (2.9%)
53,600	Japan Tobacco, Inc.	1,273,595	0.3%
11,006	PepsiCo, Inc.	1,215,943	0.3%
20,925	Unilever plc	1,098,621	0.3%
	Other Securities^	7,790,064	2.0%

	Total	11,378,223

Energy (2.0%)
11,171	Chevron Corporation	1,215,293	0.3%
35,667	Royal Dutch Shell plc, Class B	1,066,354	0.3%
	Other Securities^	5,534,565	1.4%

	Total	7,816,212

Financials (7.9%)
83,814	Bank of America Corporation	2,065,177	0.5%
39,278	Citigroup, Inc.	2,044,813	0.5%
28,765	Zions Bancorporations NA	1,171,886	0.3%
	Other Securities^	25,223,008	6.6%

	Total	30,504,884

Health Care (6.8%)
15,349	Johnson & Johnson	1,980,788	0.5%
13,331	Medtronic plc	1,212,588	0.3%
17,180	Merck & Company, Inc.	1,312,724	0.3%
14,136	Novartis AG	1,210,667	0.3%
31,283	Novo Nordisk AS	1,436,737	0.4%
39,714	Pfizer, Inc.	1,733,516	0.4%
4,949	Roche Holding AG	1,228,633	0.3%
8,755	UnitedHealth Group, Inc.	2,181,046	0.6%
	Other Securities^	13,789,553	3.7%

	Total	26,086,252

Industrials (6.1%)
12,181	Honeywell International, Inc.	1,609,354	0.4%
	Other Securities^	21,777,561	5.7%

	Total	23,386,915

Information Technology (7.5%)
11,212	Apple, Inc.	1,768,581	0.5%
72,814	Cisco Systems, Inc.	3,155,031	0.8%
8,864	MasterCard, Inc.	1,672,194	0.4%
28,523	Microsoft Corporation	2,897,081	0.8%
29,497	Oracle Corporation	1,331,790	0.3%
11,553	Texas Instruments, Inc.	1,091,759	0.3%
	Other Securities^	17,067,536	4.4%

	Total	28,983,972

Materials (2.3%)
	Other Securities^	8,825,809	2.3%

	Total	8,825,809

Real Estate (1.3%)
	Other Securities^	5,082,334	1.3%

	Total	5,082,334

Utilities (0.7%)
	Other Securities^	2,861,100	0.7%

	Total	2,861,100

	Total Common Stock (cost $182,076,253)	173,035,669

Principal Amount	Long-Term Fixed Income (25.1%)
Asset-Backed Securities (3.3%)
	THL Credit Wind River CLO, Ltd.
1,250,000	3.848%, (LIBOR 3M + 1.450%), 10/22/2031, Ser. 2014-3A, Class A2R2[b,e]	1,229,815	0.3%
	Other Securities^	11,429,534	3.0%

	Total	12,659,349

Basic Materials (0.5%)
	Other Securities^	1,885,571	0.5%

	Total	1,885,571

Capital Goods (0.8%)
	Other Securities^	3,091,570	0.8%

	Total	3,091,570

Collateralized Mortgage Obligations (3.5%)
	Federal National Mortgage Association—REMIC
6,512,652	2.500% - 3.000%, 8/25/2027 - 6/25/2028, Ser. 2012-95, Class HIf	503,359	0.2%
	Other Securities^	13,092,097	3.3%

	Total	13,595,456

Commercial Mortgage-Backed Securities (0.1%)
	Other Securities^	444,837	0.1%

	Total	444,837

Communications Services (1.7%)
	Other Securities^	6,425,444	1.7%

	Total	6,425,444

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (25.1%)	Value	% of Net Assets
Consumer Cyclical (1.3%)
	Other Securities^	$5,078,780	1.3%

	Total	5,078,780

Consumer Non-Cyclical (1.0%)
	Other Securities^	3,957,036	1.0%

	Total	3,957,036

Energy (1.5%)
	Other Securities^	5,829,529	1.5%

	Total	5,829,529

Financials (3.6%)
	Other Securities^	14,021,362	3.6%

	Total	14,021,362

Mortgage-Backed Securities (6.1%)
	Federal Home Loan Mortgage Corporation
1,170,754	3.500%, 8/15/2035, Ser. 345, Class C8[f]	180,230	0.1%
	Federal Home Loan Mortgage Corporation - REMIC
2,024,173	3.000% - 3.000%, 5/15/2027 - 4/15/2033, Ser. 4046, Class GIf	160,194	<0.1%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,180,000	4.000%, 1/1/2049[g]	3,241,785	0.9%
4,065	8.000% - 9.000%, 4/1/2025 - 8/1/2030	4,600	<0.1%
	Federal National Mortgage Association
1,470,449	3.000%, 11/25/2027, Ser. 2012-121, Class BIf	119,821	<0.1%
	Federal National Mortgage Association - REMIC
5,382,317	3.000% - 3.000%, 7/25/2027 - 2/25/2028, Ser. 2012-73, Class DIf	441,503	<0.1%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,875,000	3.500%, 1/1/2049[g]	4,875,677	1.3%
3,960,000	4.000%, 1/1/2049[g]	4,038,044	1.1%
8,000,000	4.500%, 1/1/2049[g]	8,287,927	2.2%
1,875,000	5.000%, 1/1/2049[g]	1,964,600	0.5%
3,816	8.000% - 8.500%, 11/1/2026 - 4/1/2030	4,449	<0.1%
	Other Securities^	76,193	<0.1%

	Total	23,395,023

Technology (0.9%)
	Other Securities^	3,612,714	0.9%

	Total	3,612,714

Transportation (0.2%)
	Other Securities^	728,202	0.2%

	Total	728,202

Utilities (0.6%)
	Other Securities^	2,166,605	0.6%

	Total	2,166,605

	Total Long-Term Fixed Income (cost $98,751,330)	96,891,478

Shares	Registered Investment Companies (8.4%)
Affiliated (6.8%)
2,879,819	Thrivent Core Emerging Markets Debt Fund	26,263,948	6.8%

	Total	26,263,948

Unaffiliated (1.6%)
40,000	SPDR Bloomberg Barclays High Yield Bond ETF[h]	1,343,600	0.4%
	Other Securities^	4,413,053	1.2%

	Total	5,756,653

	Total Registered Investment Companies (cost $34,459,657)	32,020,601

	Preferred Stock (0.8%)
Consumer Staples (0.1%)
	Other Securities^	348,800	0.1%

	Total	348,800

Energy (0.2%)
	Other Securities^	718,686	0.2%

	Total	718,686

Financials (0.5%)
6,957	Federal National Mortgage Association, 0.000%[d,i]	48,351	<0.1%
	Other Securities^	1,844,034	0.5%

	Total	1,892,385

Real Estate (<0.1%)
	Other Securities^	201,457	<0.1%

	Total	201,457

Utilities (<0.1%)
	Other Securities^	80,128	<0.1%

	Total	80,128

	Total Preferred Stock (cost $3,320,773)	3,241,456

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Collateral Held for Securities Loaned (0.8%)	Value	% of Net Assets
3,131,824	Thrivent Cash Management Trust	$3,131,824	0.8%
	Total Collateral Held for Securities Loaned (cost $3,131,824)	3,131,824

Shares or Principal Amount	Short-Term Investments (10.3%)
	Thrivent Core Short-Term Reserve Fund
3,901,736	2.670%	39,017,357	10.1%
	Other Securities^	698,336	0.2%

	Total Short-Term Investments (cost $39,715,684)	39,715,693

	Total Investments (cost $428,047,305) 106.5%	$410,919,545

	Other Assets and Liabilities, Net (6.5%)	(24,987,609)

	Total Net Assets 100.0%	$385,931,936

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	Non-income producing security.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $31,729,201 or 8.2% of total net assets.

f

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

g	Denotes investments purchased on a when-issued or delayed delivery basis.
h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.

Balanced Income Plus Portfolio held restricted securities as of December 31, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2018, the value of these investments was $260,021 or 0.1% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$2,334,527
Taxable Debt Security	714,335

Total lending	$3,048,862
Gross amount payable upon return of collateral for securities loaned	$3,131,824

Net amounts due to counterparty	$82,962

Definitions:

CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$14,158,709
Gross unrealized depreciation	(31,548,092)

Net unrealized appreciation (depreciation)	$(17,389,383)
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$435,941,198

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Balanced Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	2,767,557	—	2,340,973	426,584
Capital Goods	3,844,535	—	3,419,322	425,213
Communications Services	12,483,639	—	12,302,289	181,350
Consumer Cyclical	7,987,705	—	6,976,073	1,011,632
Consumer Non-Cyclical	11,888,073	—	11,888,073	—
Energy	3,819,960	—	3,434,895	385,065
Financials	12,159,567	—	11,989,353	170,214
Technology	4,222,190	—	4,222,190	—
Transportation	550,058	—	550,058	—
Utilities	3,159,540	—	1,971,384	1,188,156
Common Stock
Communications Services	9,889,329	7,203,552	2,685,777	—
Consumer Discretionary	18,220,639	10,706,287	7,514,352	—
Consumer Staples	11,378,223	5,577,982	5,800,241	—
Energy	7,816,212	6,613,718	1,202,494	—
Financials	30,504,884	24,682,128	5,822,756	—
Health Care	26,086,252	20,942,051	5,144,201	—
Industrials	23,386,915	16,337,836	7,049,079	—
Information Technology	28,983,972	24,780,002	4,203,970	—
Materials	8,825,809	3,829,620	4,996,189	—
Real Estate	5,082,334	3,348,782	1,733,552	—
Utilities	2,861,100	2,083,646	777,454	—
Long-Term Fixed Income
Asset-Backed Securities	12,659,349	—	12,659,349	—
Basic Materials	1,885,571	—	1,885,571	—
Capital Goods	3,091,570	—	3,091,570	—
Collateralized Mortgage Obligations	13,595,456	—	13,595,456	—
Commercial Mortgage-Backed Securities	444,837	—	444,837	—
Communications Services	6,425,444	—	6,425,444	—
Consumer Cyclical	5,078,780	—	5,078,780	—
Consumer Non-Cyclical	3,957,036	—	3,957,036	—
Energy	5,829,529	—	5,829,529	—
Financials	14,021,362	—	13,199,254	822,108
Mortgage-Backed Securities	23,395,023	—	23,395,023	—
Technology	3,612,714	—	3,612,714	—
Transportation	728,202	—	728,202	—
Utilities	2,166,605	—	2,166,605	—
Registered Investment Companies
Unaffiliated	5,756,653	5,756,653	—	—
Preferred Stock
Consumer Staples	348,800	316,032	32,768	—
Energy	718,686	318,741	399,945	—
Financials	1,892,385	1,040,797	851,588	—
Real Estate	201,457	201,457	—	—
Utilities	80,128	80,128	—	—
Short-Term Investments	698,336	—	698,336	—

Subtotal Investments in Securities	$342,506,416	$133,819,412	$204,076,682	$4,610,322

Other Investments *	Total
Affiliated Registered Investment Companies	26,263,948
Affiliated Short-Term Investments	39,017,357
Collateral Held for Securities Loaned	3,131,824

Subtotal Other Investments	$68,413,129

Total Investments at Value	$410,919,545

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	453,694	453,694	—	—

Total Asset Derivatives	$453,694	$453,694	$—	$—

Liability Derivatives
Futures Contracts	94,549	94,549	—	—

Total Liability Derivatives	$94,549	$94,549	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Balanced Income Plus Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $698,336 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	78	March 2019	$9,293,219	$224,000
CBOT 5-Yr. U.S. Treasury Note	29	March 2019	3,269,387	56,551
CBOT U.S. Long Bond	13	March 2019	1,809,277	88,723
CME E-mini S&P 500 Index	5	March 2019	655,403	(29,103)
CME Ultra Long Term U.S. Treasury Bond	10	March 2019	1,522,142	84,420

Total Futures Long Contracts			$16,549,428	$424,591

CBOT 2-Yr. U.S. Treasury Note	(44)	March 2019	($9,276,303)	($65,446)

Total Futures Short Contracts			($9,276,303)	($65,446)

Total Futures Contracts			$7,273,125	$359,145

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$453,694
Total Interest Rate Contracts		453,694

Total Asset Derivatives		$453,694

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	29,103
Total Equity Contracts		29,103
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	65,446
Total Interest Rate Contracts		65,446

Total Liability Derivatives		$94,549

*   Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(292,493)
Total Equity Contracts		(292,493)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	6,641
Futures	Net realized gains/(losses) on Futures contracts	(65,652)
Total Interest Rate Contracts		(59,011)

Total		($351,504)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	159,325
Total Equity Contracts		159,325
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	370,942
Total Interest Rate Contracts		370,942

Total		$530,267

The following table presents Balanced Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$2,554,536
Futures - Short	(6,128,884)
Interest Rate Contracts
Futures - Long	12,318,243
Futures - Short	(10,471,178)
Written Options	(357,038)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Balanced Income Plus Portfolio, is as follows:

	Value	Gross	Gross	Shares Held at	Value	% of Net Assets
Portfolio	12/31/2017	Purchases	Sales	12/31/2018	12/31/2018	12/31/2018
Affiliated Registered Investment Companies Core Emerging Markets Debt	$11,054	$16,801	$—	2,880	$26,264	6.8%

Total Affiliated Registered Investment Companies	11,054				26,264	6.8

Affiliated Short-Term Investments Core Short-Term Reserve, 2.670%	34,181	122,833	117,997	3,902	39,017	10.1

Total Affiliated Short-Term Investments	34,181				39,017	10.1

Collateral held for Securities Loaned Cash Management Trust- Collateral Investment	5,088	65,873	67,829	3,132	3,132	0.8

Total Collateral Held for Securities Loaned	5,088				3,132	0.8

Total Value	$50,323				$68,413

The accompanying Notes to Financial Statements are an integral part of this schedule.

BALANCED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Registered Investment Companies Core Emerging Markets Debt	$—	$(1,591)	—	$1,055
Affiliated Short-Term Investments Core Short-Term Reserve, 2.670%	—	—	—	821

Total Income from Affiliated Investments				$1,876

Collateral Held for Securities Loaned Cash Management Trust- Collateral Investment	—	—	—	42

Total Affiliated Income from Securities Loaned, Net				$42

Total Value	$—	$(1,591)	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (13.0%)	Value	% of Net Assets
Basic Materials (0.7%)
	Other Securities^	$4,827,828	0.7%

	Total	4,827,828

Capital Goods (0.8%)
	Other Securities^	5,542,744	0.8%

	Total	5,542,744

Communications Services (2.8%)
	Altice France SA, Term Loan
$1,720,000	6.455%, (LIBOR 1M + 4.000%), 1/31/2026[a,b]	1,621,100	0.2%
	Sprint Communications, Inc., Term Loan
1,788,150	5.063%, (LIBOR 1M + 2.500%), 2/3/2024[a,b]	1,697,258	0.3%
	Other Securities^	15,681,725	2.3%

	Total	19,000,083

Consumer Cyclical (1.7%)
	Scientific Games International, Inc., Term Loan
2,183,500	5.250%, (LIBOR 1M + 2.750%), 8/14/2024[a,b]	2,043,909	0.3%
	Other Securities^	9,893,649	1.4%

	Total	11,937,558

Consumer Non-Cyclical (2.4%)
	Air Medical Group Holdings, Inc., Term Loan
2,217,600	5.682%, (LIBOR 1M + 3.250%), 4/28/2022[a,b]	2,065,827	0.3%
	Bausch Health Companies, Inc., Term Loan
1,679,562	5.379%, (LIBOR 1M + 3.000%), 6/1/2025[a,b]	1,600,724	0.2%
	JBS USA LUX SA, Term Loan
1,689,900	5.260%, (LIBOR 1M + 2.500%), 10/30/2022[a,b]	1,622,304	0.2%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,957,205	6.522%, (LIBOR 1M + 4.000%), 5/4/2022[a,b]	1,762,091	0.3%
	Other Securities^	9,098,413	1.4%

	Total	16,149,359

Energy (0.9%)
	Radiate Holdco, LLC, Term Loan
2,098,640	5.522%, (LIBOR 1M + 3.000%), 2/1/2024[a,b]	1,975,009	0.3%
	Other Securities^	4,349,245	0.6%

	Total	6,324,254

Financials (2.3%)
	INEOS U.S. Finance, LLC, Term Loan
$1,737,450	4.522%, (LIBOR 1M + 2.000%), 3/31/2024[a,b]	1,637,547	0.2%
	Sable International Finance, Ltd., Term Loan
2,345,000	5.772%, (LIBOR 1M + 3.250%), 1/31/2026[a,b]	2,256,218	0.3%
	Other Securities^	12,060,085	1.8%

	Total	15,953,850

Technology (0.8%)
	First Data Corporation, Term Loan
2,150,000	4.504%, (LIBOR 1M + 2.000%), 4/26/2024[a,b]	2,048,950	0.3%
	Other Securities^	3,119,115	0.5%

	Total	5,168,065

Transportation (0.1%)
	Other Securities^	705,133	0.1%

	Total	705,133

Utilities (0.5%)
	Arctic LNG Carriers, Ltd., Term Loan
1,620,325	7.022%, (LIBOR 1M + 4.500%), 5/18/2023[a,b,c]	1,563,614	0.2%
	Other Securities^	2,221,504	0.3%

	Total	3,785,118

	Total Bank Loans (cost $94,561,680)	89,393,992

	Long-Term Fixed Income (48.1%)

Asset-Backed Securities (6.7%)
	Business Jet Securities, LLC
1,672,593	4.447%, 6/15/2033, Ser. 2018-2, Class Ad	1,690,439	0.3%
	Cent CLO, LP
1,950,000	4.790%, (LIBOR 3M + 2.300%), 10/25/2028, Ser. 2018-27A, Class Bb,d	1,924,504	0.3%
	Lendmark Funding Trust
1,600,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Ad	1,578,665	0.2%
	OZLM Funding II, Ltd.
2,435,000	4.020%, (LIBOR 3M + 1.500%), 7/15/2031, Ser. 2012-2A, Class A1BRb,d	2,411,600	0.4%
	OZLM IX, Ltd.
1,875,000	4.019%, (LIBOR 3M + 1.550%), 10/20/2031, Ser. 2014-9A, Class A1BRb,d	1,869,358	0.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value	% of Net Assets
Asset-Backed Securities (6.7%) - continued
	Park Avenue Institutional Advisers CLO, Ltd.
$2,400,000	3.992%, (LIBOR 3M + 1.500%), 10/20/2031, Ser. 2018-1A, Class A1Bb,d	$2,361,991	0.3%
	Sound Point CLO XXI, Ltd.
2,400,000	3.864%, (LIBOR 3M + 1.450%), 10/26/2031, Ser. 2018-3A, Class A1Bb,d	2,360,878	0.3%
	Spirit Master Funding, LLC
1,887,058	4.360%, 12/20/2047, Ser. 2017-1A, Class Ad	1,908,673	0.3%
	THL Credit Wind River CLO, Ltd.
3,750,000	3.848%, (LIBOR 3M + 1.450%), 10/22/2031, Ser. 2014-3A, Class A2R2[b,d]	3,689,445	0.5%
	Other Securities^	26,305,473	3.8%

	Total	46,101,026

Basic Materials (1.4%)
	Other Securities^	9,277,873	1.4%

	Total	9,277,873

Capital Goods (2.0%)
	Other Securities^	13,585,545	2.0%

	Total	13,585,545

Collateralized Mortgage Obligations (8.5%)
	Antler Mortgage Trust
2,400,000	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1[d]	2,395,639	0.3%
	Cascade Funding Mortgage Trust
1,773,550	4.000%, 10/25/2068, Ser. 2018-RM2, Class Ab,c,d	1,773,231	0.3%
	CHL Mortgage Pass-Through Trust
1,187,675	3.847%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	1,089,061	0.2%
598,151	4.241%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	574,927	0.1%
	Countrywide Alternative Loan Trust
361,746	5.500% - 6.000%, 2/25/2036 - 4/25/2036, Ser. 2005-85CB, Class 2A2	314,374	<0.1%
391,984	3.923%, 10/25/2035, Ser. 2005-43, Class 1A1[b]	382,984	0.1%
302,458	3.864%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	261,952	<0.1%
136,437	2.906%, (LIBOR 1M + 0.400%), 2/25/2035, Ser. 2005-J1, Class 5A1[b]	129,961	<0.1%
	Countrywide Home Loan Mortgage Pass Through Trust
$578,629	4.078%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	508,970	0.1%
	Federal Home Loan Mortgage Corporation
12,524,681	2.500% - 3.000%, 12/15/2022 - 2/15/2033, Ser. 4106, Class HIe	919,347	<0.1%
	Federal Home Loan Mortgage Corporation - REMIC
4,315,621	3.000%, 7/15/2027, Ser. 4074, Class IOe	352,079	0.1%
	Federal National Mortgage Association
4,790,370	2.500% - 3.500%, 2/25/2028 - 1/25/2033, Ser. 2012-150, Class YIe	450,674	<0.1%
	Federal National Mortgage Association - REMIC
17,597,436	2.500% - 3.000%, 8/25/2027 - 1/25/2028, Ser. 2012-95, Class HIe	1,368,717	0.2%
	Oaktown Re II, Ltd.
2,000,000	4.056%, (LIBOR 1M + 1.550%), 7/25/2028, Ser. 2018-1A, Class M1[b,d]	2,002,423	0.3%
	Radnor RE, Ltd.
1,700,000	5.206%, (LIBOR 1M + 2.700%), 3/25/2028, Ser. 2018-1, Class M2[b,d]	1,698,202	0.2%
	Starwood Mortgage Residential Trust
1,861,531	4.121%, 10/25/2048, Ser. 2018-IMC2, Class A1[b,d]	1,876,443	0.3%
	Toorak Mortgage Corporation 2018-1, Ltd.
1,750,000	4.336%, 8/25/2021, Ser. 2018-1, Class A1[d,f]	1,752,648	0.3%
	Other Securities^	40,366,308	6.0%

	Total	58,217,940

Communications Services (3.2%)
	Other Securities^	21,708,526	3.2%

	Total	21,708,526

Consumer Cyclical (2.5%)
	Other Securities^	17,354,375	2.5%

	Total	17,354,375

Consumer Non-Cyclical (2.3%)
	Other Securities^	16,040,843	2.3%

	Total	16,040,843

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value	% of Net Assets
Energy (2.9%)
	Other Securities^	$20,091,683	2.9%

	Total	20,091,683

Financials (7.2%)
	Bank of America Corporation
224,000	3.499%, 5/17/2022[b]	224,025	0.1%
218,000	2.738%, 1/23/2022[b]	214,685	<0.1%
218,000	3.550%, 3/5/2024[b]	215,351	<0.1%
218,000	2.328%, 10/1/2021[b]	213,739	<0.1%
200,000	3.004%, 12/20/2023[b]	194,171	<0.1%
118,000	3.864%, 7/23/2024[b]	117,712	<0.1%
108,000	2.369%, 7/21/2021[b]	106,065	<0.1%
	GS Finance Corporation, Convertible
1,975,000	0.500%, 6/23/2025[c]	1,822,293	0.3%
	Other Securities^	46,626,481	6.8%

	Total	49,734,522

Mortgage-Backed Securities (8.3%)
	Federal Home Loan Mortgage Corporation
3,951,295	3.500%, 8/15/2035, Ser. 345, Class C8[e]	608,277	0.1%
	Federal Home Loan Mortgage Corporation - REMIC
9,049,456	2.500% - 3.000%, 5/15/2027 - 4/15/2033, Ser. 4046, Class GIe	686,680	<0.1%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
9,650,000	4.000%, 1/1/2049[g]	9,837,493	1.4%
	Federal National Mortgage Association
5,135,496	3.000%, 11/25/2027, Ser. 2012-121, Class BIe	418,470	0.1%
	Federal National Mortgage Association - REMIC
22,897,649	3.000% - 3.500%, 7/25/2027 - 2/25/2028, Ser. 2012-73, Class DIe	1,938,557	0.5%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
2,050,000	3.500%, 1/1/2049[g]	2,050,285	0.3%
7,575,000	4.000%, 1/1/2049[g]	7,724,288	1.1%
28,075,000	4.500%, 1/1/2049[g]	29,085,443	4.2%
4,200,000	5.000%, 1/1/2049[g]	4,400,704	0.6%

	Total	56,750,197

Technology (1.6%)
	Other Securities^	11,092,490	1.6%

	Total	11,092,490

Transportation (0.4%)
	Other Securities^	2,404,004	0.4%

	Total	2,404,004

Utilities (1.1%)
	Other Securities^	7,411,302	1.1%

	Total	7,411,302

	Total Long-Term Fixed Income (cost $336,902,759)	329,770,326

Shares	Common Stock (26.0%)
Communications Services (1.4%)
28,360	Verizon Communications, Inc.	1,594,399	0.2%
	Other Securities^	8,071,709	1.2%

	Total	9,666,108

Consumer Discretionary (2.5%)
	Other Securities^	17,273,300	2.5%

	Total	17,273,300

Consumer Staples (1.6%)
	Other Securities^	11,043,100	1.6%

	Total	11,043,100

Energy (1.6%)
	Other Securities^	11,084,039	1.6%

	Total	11,084,039

Financials (5.1%)
135,801	Ares Capital Corporation	2,115,780	0.3%
101,400	Bank of America Corporation	2,498,496	0.4%
39,427	Citigroup, Inc.	2,052,570	0.3%
134,299	Golub Capital BDC, Inc.	2,214,590	0.3%
	Other Securities^	26,034,591	3.8%

	Total	34,916,027

Health Care (3.9%)
15,423	Johnson & Johnson	1,990,338	0.3%
39,350	Pfizer, Inc.	1,717,628	0.3%
8,147	UnitedHealth Group, Inc.	2,029,581	0.3%
	Other Securities^	21,096,702	3.0%

	Total	26,834,249

Industrials (3.3%)
	Other Securities^	22,464,889	3.3%

	Total	22,464,889

Information Technology (4.2%)
10,216	Apple, Inc.	1,611,472	0.2%
73,363	Cisco Systems, Inc.	3,178,819	0.5%
27,162	Microsoft Corporation	2,758,844	0.4%
	Other Securities^	21,250,936	3.1%

	Total	28,800,071

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Common Stock (26.0%)	Value	% of Net Assets
Materials (1.3%)
	Other Securities^	$8,405,668	1.3%

	Total	8,405,668

Real Estate (0.7%)
	Other Securities^	4,825,063	0.7%

	Total	4,825,063

Utilities (0.4%)
	Other Securities^	2,789,365	0.4%

	Total	2,789,365

	Total Common Stock (cost $188,820,548)	178,101,879

	Registered Investment Companies (6.4%)
Affiliated (5.1%)
3,847,855	Thrivent Core Emerging Markets Debt Fund	35,092,438	5.1%

	Total	35,092,438

Unaffiliated (1.3%)
22,257	iShares iBoxx $ High Yield Corporate Bond ETF[h]	1,805,043	0.3%
25,000	Vanguard High Dividend Yield ETF[h]	1,949,750	0.3%
39,325	Vanguard Short-Term Corporate Bond ETF	3,064,990	0.4%
	Other Securities^	2,139,513	0.3%

	Total	8,959,296

	Total Registered Investment Companies (cost $45,830,346)	44,051,734

	Preferred Stock (1.5%)
Consumer Staples (0.2%)
	Other Securities^	1,426,472	0.2%

	Total	1,426,472

Energy (0.4%)
195,459	Crestwood Equity Partners, LP, 9.250%[i]	1,710,266	0.2%
	Other Securities^	1,041,212	0.2%

	Total	2,751,478

Financials (0.8%)
16,623	Federal National Mortgage Association, 0.000%[i,j]	115,530	<0.1%
1,357	Wells Fargo & Company, Convertible, 7.500%[i]	1,712,493	0.2%
	Other Securities^	3,767,673	0.6%

	Total	5,595,696

Real Estate (0.1%)
	Other Securities^	793,355	0.1%

	Total	793,355

	Total Preferred Stock (cost $10,957,288)	10,567,001

	Collateral Held for Securities Loaned (0.7%)
4,778,671	Thrivent Cash Management Trust	4,778,671	0.7%

	Total Collateral Held for Securities Loaned (cost $4,778,671)	4,778,671

Shares or Principal Amount	Short-Term Investments (12.3%)
	Federal Home Loan Bank Discount Notes
2,600,000	2.311%, 1/29/2019[k,l]	2,595,359	0.4%
	Thrivent Core Short-Term Reserve Fund
8,129,201	2.670%	81,292,010	11.8%
	Other Securities^	599,444	0.1%

	Total Short-Term Investments (cost $84,486,777)	84,486,813

	Total Investments (cost $766,338,069) 108.0%	$741,150,416

	Other Assets and Liabilities, Net (8.0%)	(54,938,147)

	Total Net Assets 100.0%	$686,212,269

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $127,731,966 or 18.6% of total net assets.

e

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2018.
g	Denotes investments purchased on a when-issued or delayed delivery basis.
h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Diversified Income Plus Portfolio held restricted securities as of December 31, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2018, the value of these investments was $634,351 or 0.1% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$2,885,515
Taxable Debt Security	1,772,861

Total lending	$4,658,376
Gross amount payable upon return of collateral for securities loaned	$4,778,671

Net amounts due to counterparty	$120,295

Definitions:

CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$17,349,141
Gross unrealized depreciation	(43,161,624)

Net unrealized appreciation (depreciation)	$(25,812,483)

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$805,178,909

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Diversified Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	4,827,828	—	3,639,251	1,188,577
Capital Goods	5,542,744	—	4,956,244	586,500
Communications Services	19,000,083	—	18,772,233	227,850
Consumer Cyclical	11,937,558	—	10,590,292	1,347,266
Consumer Non-Cyclical	16,149,359	—	16,149,359	—
Energy	6,324,254	—	5,871,803	452,451
Financials	15,953,850	—	15,720,414	233,436
Technology	5,168,065	—	5,168,065	—
Transportation	705,133	—	705,133	—
Utilities	3,785,118	—	2,221,504	1,563,614
Long-Term Fixed Income
Asset-Backed Securities	46,101,026	—	46,101,026	—
Basic Materials	9,277,873	—	9,277,873	—
Capital Goods	13,585,545	—	13,585,545	—
Collateralized Mortgage Obligations	58,217,940	—	55,119,425	3,098,515
Communications Services	21,708,526	—	21,708,526	—
Consumer Cyclical	17,354,375	—	17,354,375	—
Consumer Non-Cyclical	16,040,843	—	16,040,843	—
Energy	20,091,683	—	20,091,683	—
Financials	49,734,522	—	47,912,229	1,822,293
Mortgage-Backed Securities	56,750,197	—	56,750,197	—
Technology	11,092,490	—	11,092,490	—
Transportation	2,404,004	—	2,404,004	—
Utilities	7,411,302	—	7,411,302	—
Common Stock
Communications Services	9,666,108	7,155,929	2,510,179	—
Consumer Discretionary	17,273,300	10,252,748	7,020,552	—
Consumer Staples	11,043,100	5,623,196	5,419,904	—
Energy	11,084,039	9,969,339	1,114,700	—
Financials	34,916,027	29,469,499	5,446,528	—
Health Care	26,834,249	22,048,240	4,786,009	—
Industrials	22,464,889	15,880,951	6,583,938	—
Information Technology	28,800,071	24,868,097	3,931,974	—
Materials	8,405,668	3,746,015	4,659,653	—
Real Estate	4,825,063	3,210,470	1,614,593	—
Utilities	2,789,365	2,060,378	728,987	—
Preferred Stock
Consumer Staples	1,426,472	1,395,888	30,584	—
Energy	2,751,478	1,041,212	1,710,266	—
Financials	5,595,696	3,603,455	1,992,241	—
Real Estate	793,355	793,355	—	—
Registered Investment Companies
Unaffiliated	8,959,296	8,959,296	—	—
Short-Term Investments	3,194,803	—	3,194,803	—

Subtotal Investments in Securities	$619,987,297	$150,078,068	$459,388,727	$10,520,502

Other Investments *	Total
Affiliated Short-Term Investments	81,292,010
Affiliated Registered Investment Companies	35,092,438
Collateral Held for Securities Loaned	4,778,671

Subtotal Other Investments	$121,163,119

Total Investments at Value	$741,150,416

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	2,006,099	2,006,099	—	—

Total Asset Derivatives	$2,006,099	$2,006,099	$—	$—

Liability Derivatives
Futures Contracts	38,673	38,673	—	—

Total Liability Derivatives	$38,673	$38,673	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Diversified Income Plus Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $3,194,803 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	272	March 2019	$32,407,122	$781,130
CBOT 5-Yr. U.S. Treasury Note	65	March 2019	7,327,936	126,751
CBOT U.S. Long Bond	81	March 2019	11,273,186	552,814
CME Ultra Long Term U.S. Treasury Bond	1	March 2019	152,214	8,442

Total Futures Long Contracts			$51,160,458	$1,469,137

CBOT 2-Yr. U.S. Treasury Note	(26)	March 2019	($5,481,452)	($38,673)
CME E-mini S&P 500 Index	(71)	March 2019	(9,430,422)	536,962

Total Futures Short Contracts			($14,911,874)	$498,289

Total Futures Contracts			$36,248,584	$1,967,426

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$536,962
Total Equity Contracts		536,962
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	1,469,137
Total Interest Rate Contracts		1,469,137

Total Asset Derivatives		$2,006,099

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	38,673
Total Interest Rate Contracts		38,673

Total Liability Derivatives		$38,673

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	880,287
Total Equity Contracts		880,287
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	12,422
Futures	Net realized gains/(losses) on Futures contracts	(703,323)
Total Interest Rate Contracts		(690,901)

Total		$189,386

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	841,484
Total Equity Contracts		841,484
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,508,910
Total Interest Rate Contracts		1,508,910

Total		$2,350,394

The following table presents Diversified Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$11,275,333
Futures - Short	(15,901,859)
Interest Rate Contracts
Futures - Long	37,875,820
Futures - Short	(5,911,444)
Written Options	(686,343)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Diversified Income Plus Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018

Affiliated Registered Investment Companies
Core Emerging Markets Debt	$20,769	$16,612	$—	3,848	$35,092	5.1%

Total Affiliated Registered Investment Companies	20,769				35,092	5.1

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	90,958	259,697	269,363	8,129	81,292	11.8

Total Affiliated Short-Term Investments	90,958				81,292	11.8

Collateral held for Securities Loaned
Cash Management Trust-Collateral Investment	2,212	118,705	116,138	4,779	4,779	0.7

Total Collateral Held for Securities Loaned	2,212				4,779	0.7

Total Value	$113,939				$121,163

The accompanying Notes to Financial Statements are an integral part of this schedule.

DIVERSIFIED INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$—	$(2,288)	—	$1,429
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	—	—	—	1,990

Total Income from Affiliated Investments				$3,419

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	—	—	—	51

Total Affiliated Income from Securities Loaned, Net				$51

Total Value	$—	$(2,288)	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (97.5%)	Value
Asset-Backed Securities (1.8%)
	Bayview Koitere Fund Trust
$175,405	4.000%, 11/28/2053, Ser. 2017-SPL3, Class Aa,b	$175,970
	Brazos Higher Education Authority, Inc.
362,759	3.340%, (LIBOR 3M + 0.850%), 7/25/2029, Ser. 2011-2, Class A2[b]	365,435
	SBA Small Business Investment Companies
2,000,000	3.548%, 9/11/2028, Ser. 2018-10B, Class 1	2,056,799
	SLM Student Loan Trust
	2.906%, (LIBOR 1M +
671,177	0.400%), 3/25/2025, Ser. 2010-1, Class Ab	656,333

	Total	3,254,537

Collateralized Mortgage Obligations (1.1%)
	Seasoned Credit Risk Transfer Trust
1,934,593	2.500%, 8/25/2056, Ser. 2017-2, Class HAc,d	1,900,824

	Total	1,900,824

Commercial Mortgage-Backed Securities (13.3%)
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certficates
1,000,000	3.650%, 2/25/2028, Ser. K075, Class A2[b]	1,024,773
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,360,961	2.776%, 3/25/2023, Ser. K724, Class A1[c] 2.787%, (LIBOR 1M + 0.440%), 10/25/2025, Ser.	1,353,806
2,000,000	KBF2, Class Ab 3.430%, 1/25/2027, Ser.	1,999,993
1,750,000	K063, Class A2[b] 3.900%, 4/25/2028, Ser.	1,772,113
2,000,000	K076, Class A2[c] 3.900%, 8/25/2028, Ser.	2,087,323
1,750,000	K081, Class A2[b,c] 3.000%, 3/15/2045, Ser.	1,824,723
1,614,185	4741, Class GA	1,607,359
	Federal National Mortgage Association
650,000	2.500%, 4/13/2021	649,446
2,500,000	2.875%, 9/12/2023	2,529,270
800,000	1.875%, 9/24/2026	744,774
875,000	3.640%, 6/1/2028	899,083
355,000	3.710%, 7/1/2028	363,572
500,000	5.960%, 9/11/2028	623,290
100,000	6.250%, 5/15/2029	128,318
	Federal National Mortgage Association - ACES
1,688,758	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[b]	1,707,588
1,500,000	3.346%, 3/25/2024, Ser. 2014-M4, Class A2[b]	1,529,718
1,250,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	1,216,606
	FRESB Multifamily Mortgage Pass- Through Trust
$1,912,988	2.950%, 8/25/2027, Ser. 2017-SB40, Class A10Fb,c	1,879,767

	Total	23,941,522

Consumer Cyclical (0.9%)
	Board of Trustees of The Leland Stanford Junior University
425,000	3.563%, 6/1/2044	412,651
	California Institute of Technology
250,000	4.700%, 11/1/2111	264,922
	Dartmouth College
125,000	3.760%, 6/1/2043	122,878
	Massachusetts Institute of Technology
375,000	4.678%, 7/1/2114	412,381
	President and Fellows of Harvard College
375,000	3.619%, 10/1/2037	370,139

	Total	1,582,971

Energy (0.1%)
	Petroleos Mexicanos
195,000	2.378%, 4/15/2025	192,498

	Total	192,498

Financials (3.1%)
	Bank Nederlandse Gemeenten NV
2,000,000	2.841%, (LIBOR 3M + 0.070%), 3/11/2022[a,b]	2,001,920
	HSBC Bank Canada
750,000	3.300%, 11/28/2021[a]	758,019
	ING Groep NV
550,000	4.625%, 1/6/2026[a]	553,978
	Oesterreichische Kontrollbank AG
2,000,000	2.875%, 9/7/2021	2,010,383
	Preferred Term Securities XXIII, Ltd.
218,947	2.988%, (LIBOR 3M + 0.200%), 12/22/2036[a,b]	206,008

	Total	5,530,308

Foreign Government (10.0%)
	African Development Bank
2,000,000	3.000%, 9/20/2023	2,027,175
	CPPIB Capital, Inc.
2,000,000	3.125%, 9/25/2023[a]	2,029,272
	Development Bank of Japan, Inc.
750,000	2.125%, 9/1/2022[a]	728,138
	European Investment Bank
2,000,000	2.500%, 3/15/2023	1,985,333
	Export Development Canada
2,000,000	2.500%, 1/24/2023[e]	1,984,510
	Export-Import Bank of Korea
200,000	2.250%, 1/21/2020	198,241
	Inter-American Development Bank
500,000	3.000%, 10/4/2023	507,378
1,000,000	3.125%, 9/18/2028	1,022,562
400,000	4.375%, 1/24/2044	473,477

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (97.5%)	Value
Foreign Government (10.0%) - continued
	Jordan Government International Bond
$500,000	2.503%, 10/30/2020	$498,492
	Kommunalbanken AS
2,000,000	2.500%, 1/11/2023[a]	1,980,712
	Mexico Government International Bond
250,000	3.600%, 1/30/2025	238,500
	Poland Government International Bond
250,000	4.000%, 1/22/2024	255,751
	Province of Ontario Canada
1,000,000	3.400%, 10/17/2023	1,020,186
	Province of Quebec
400,000	7.500%, 7/15/2023	473,867
	Sweden Government International Bond
500,000	1.625%, 3/24/2020[a]	494,047
2,000,000	2.375%, 2/15/2023[a,e]	1,975,900

	Total	17,893,541

Mortgage-Backed Securities (29.6%)
	Federal Home Loan Mortgage Corporation - REMIC
1,100,000	3.859%, 11/25/2028, Ser. K086, Class A2[b]	1,143,596
1,223,543	3.000%, 5/15/2045, Ser. 4631, Class PA	1,216,768
1,322,149	3.000%, 3/15/2047, Ser. 4734, Class JA	1,315,534
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
6,062,500	4.000%, 1/1/2049[f]	6,180,291
	Federal National Mortgage Association - REMIC
674,375	3.000%, 6/25/2046, Ser. 2017-58, Class P	667,804
1,941,342	3.500%, 12/25/2047, Ser. 2018-41, Class PB	1,956,498
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,035	8.000%, 4/1/2030	1,212
10,145,000	3.500%, 1/1/2049[f]	10,146,409
14,137,500	4.000%, 1/1/2049[f]	14,416,122
10,750,000	4.500%, 1/1/2049[f]	11,136,902
3,700,000	5.000%, 1/1/2049[f]	3,876,811
	First Horizon ABS Trust
1,702	2.666%, (LIBOR 1M + 0.160%), 10/25/2034, Ser. 2006-HE1, Class Ab,c	1,692
	GMAC Mortgage Corporation Loan Trust
98,027	3.006%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,c]
	Government National Mortgage Association 30-Yr. Pass Through	107,435
810	9.000%, 9/15/2024	868
	Government National Mortgage Association Conventional 30-Yr. Pass Through
475,000	4.500%, 1/1/2049[f]	491,518
	IndyMac Seconds Asset-Backed Trust
$231,976	2.846%, (LIBOR 1M + 0.340%), 10/25/2036, Ser. 2006-2B, Class Ab,c	127,392
	Wachovia Asset Securitization, Inc.
419,761	2.646%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class Aa,b,c	389,783

	Total	53,176,635

U.S. Government & Agencies (37.2%)
	Federal Farm Credit Bank
400,000	2.210%, 8/1/2024	387,596
	Federal Home Loan Bank
3,000,000	2.375%, 3/30/2020	2,993,067
1,500,000	3.250%, 11/16/2028	1,524,531
	Federal Home Loan Mortgage Corporation
350,000	6.750%, 3/15/2031	475,775
	Resolution Funding Corporation
200,000	8.125%, 10/15/2019	207,999
	Tennessee Valley Authority
2,500,000	2.250%, 3/15/2020	2,491,187
1,625,000	5.250%, 9/15/2039	2,042,553
	U.S. Treasury Bonds
300,000	5.500%, 8/15/2028	370,855
1,500,000	5.250%, 11/15/2028	1,828,089
1,225,000	3.000%, 5/15/2042	1,228,461
2,325,000	2.500%, 5/15/2046	2,100,681
	U.S. Treasury Bonds, TIPS
7,176,120	0.500%, 1/15/2028	6,849,135
5,761,525	0.875%, 2/15/2047	5,290,142
	U.S. Treasury Notes
6,000,000	0.875%, 9/15/2019	5,925,938
5,625,000	1.750%, 11/30/2019	5,580,835
1,500,000	1.375%, 12/15/2019	1,482,129
2,500,000	1.375%, 2/15/2020	2,465,487
1,000,000	2.750%, 11/30/2020	1,004,343
600,000	1.875%, 12/15/2020	592,732
1,000,000	2.250%, 7/31/2021	994,322
5,095,000	1.125%, 8/31/2021	4,917,299
1,500,000	1.875%, 7/31/2022	1,468,897
225,000	2.000%, 11/30/2022	220,912
1,000,000	2.750%, 7/31/2023	1,010,647
250,000	2.125%, 7/31/2024	244,567
6,850,000	2.250%, 11/15/2024	6,732,546
250,000	2.125%, 11/30/2024	244,036
100,000	2.875%, 7/31/2025	101,783
	U.S. Treasury Notes, TIPS
4,072,120	0.625%, 4/15/2023	4,004,678
	U.S.Treasury Notes, TIPS
2,079,560	0.125%, 4/15/2022	2,011,787

	Total	66,793,009

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (97.5%)	Value
Utilities (0.4%)
	Duke Energy Carolinas, LLC
$750,000	3.950%, 11/15/2028	$768,719

	Total	768,719

	Total Long-Term Fixed Income (cost $174,882,754)	175,034,564

Shares	Collateral Held for Securities Loaned (1.1%)
2,045,000	Thrivent Cash Management Trust	2,045,000
	Total Collateral Held for Securities Loaned (cost $2,045,000)	2,045,000

Shares or Principal Amount	Short-Term Investments (27.6%)
	Federal Farm Credit Bank Discount Notes
300,000	2.450%, 4/9/2019[g]	298,028
	Federal Home Loan Bank Discount Notes
200,000	2.220%, 1/18/2019[g,h]	199,788
	Thrivent Core Short-Term Reserve Fund
4,896,040	2.670%	48,960,401

	Total Short-Term Investments (cost $49,458,190)	49,458,217

	Total Investments (cost $226,385,944) 126.2%	$226,537,781

	Other Assets and Liabilities, Net (26.2%)	(46,971,445)

	Total Net Assets 100.0%	$179,566,336

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $11,293,747 or 6.3% of total net assets.

b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the security is insured or guaranteed.
d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2018.
e	All or a portion of the security is on loan.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Government Bond Portfolio as of December 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$1,984,079

Total lending	$1,984,079
Gross amount payable upon return of collateral for securities loaned	$2,045,000

Net amounts due to counterparty	$60,921

Definitions:

ACES	-	Alternative Credit Enhancement Securities
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,884,218
Gross unrealized depreciation	(1,982,116)

Net unrealized appreciation (depreciation)	$(97,898)

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$221,071,523

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Government Bond Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	3,254,537	—	3,254,537	—
Collateralized Mortgage Obligations	1,900,824	—	1,900,824	—
Commercial Mortgage-Backed Securities	23,941,522	—	23,941,522	—
Consumer Cyclical	1,582,971	—	1,582,971	—
Energy	192,498	—	192,498	—
Financials	5,530,308	—	5,530,308	—
Foreign Government	17,893,541	—	17,893,541	—
Mortgage-Backed Securities	53,176,635	—	53,176,635	—
U.S. Government & Agencies	66,793,009	—	66,793,009	—
Utilities	768,719	—	768,719	—
Short-Term Investments	497,816	—	497,816	—

Subtotal Investments in Securities	$175,532,380	$—	$175,532,380	$—

Other Investments *	Total
Affiliated Short-Term Investments	48,960,401
Collateral Held for Securities Loaned	2,045,000

Subtotal Other Investments	$51,005,401

Total Investments at Value	$226,537,781

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	343,356	343,356	—	—

Total Asset Derivatives	$343,356	$343,356	$—	$—

Liability Derivatives
Futures Contracts	141,873	141,873	—	—

Total Liability Derivatives	$141,873	$141,873	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Government Bond Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $199,788 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	52	March 2019	$6,195,479	$149,334
CBOT 5-Yr. U.S. Treasury Note	19	March 2019	2,142,012	37,050
CBOT U.S. Long Bond	23	March 2019	3,201,028	156,972

Total Futures Long Contracts			$11,538,519	$343,356

CBOT 2-Yr. U.S. Treasury Note	(75)	March 2019	($15,811,881)	($111,556)
CME Ultra Long Term U.S. Treasury Bond	(3)	March 2019	(470,428)	(11,541)
Ultra 10-Yr. U.S. Treasury Note	(8)	March 2019	(1,021,849)	(18,776)

Total Futures Short Contracts			($17,304,158)	($141,873)

Total Futures Contracts			($5,765,639)	$201,483

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Government Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$343,356
Total Interest Rate Contracts		343,356

Total Asset Derivatives		$343,356

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	141,873
Total Interest Rate Contracts		141,873

Total Liability Derivatives		$141,873

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Government Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	8,125
Futures	Net realized gains/(losses) on Futures contracts	(44,561)
Total Interest Rate Contracts		(36,436)

Total		($36,436)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Government Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	213,064
Total Interest Rate Contracts		213,064

Total		$213,064

The following table presents Government Bond Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$5,556,606
Futures - Short	(17,928,937)
Written Options	(262,193)

The accompanying Notes to Financial Statements are an integral part of this schedule.

GOVERNMENT BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Government Bond Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$11,030	$119,991	$82,061	4,896	$48,960	27.3%
Total Affiliated Short-Term Investments	11,030				48,960	27.3

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	—	14,769	12,724	2,045	2,045	1.1

Total Collateral Held for Securities Loaned	—				2,045	1.1
Total Value	$11,030				$51,005

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$1,028

Total Income from Affiliated Investments				$1,028

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	5

Total Affiliated Income from Securities Loaned, Net				$5

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (3.7%)	Value	% of Net Assets
Basic Materials (1.1%)
	Contura Energy, Inc., Term Loan
$6,995,000	7.387%, (LIBOR 1M + 5.000%), 11/9/2025[a,b]	$6,907,562	0.9%
	Other Securities^	1,531,820	0.2%

	Total	8,439,382

Capital Goods (0.2%)
	Other Securities^	1,565,611	0.2%

	Total	1,565,611

Communications Services (0.8%)
	Frontier Communications Corporation, Term Loan
4,210,875	6.280%, (LIBOR 1M + 3.750%), 6/15/2024[a,b]	3,897,712	0.5%
	Other Securities^	2,882,574	0.3%

	Total	6,780,286

Consumer Cyclical (0.4%)
	Other Securities^	3,547,036	0.4%

	Total	3,547,036

Consumer Non-Cyclical (0.2%)
	Other Securities^	1,638,498	0.2%

	Total	1,638,498

Financials (1.0%)
	Grizzly Finco, Term Loan
4,289,250	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[a,b]	4,182,019	0.5%
	Other Securities^	3,635,387	0.5%

	Total	7,817,406

	Total Bank Loans (cost $31,422,538)	29,788,219

	Long-Term Fixed Income (88.7%)
Asset-Backed Securities (0.1%)
	Other Securities^	1,069,283	0.1%

	Total	1,069,283

Basic Materials (8.1%)
	Anglo American Capital plc
4,205,000	4.750%, 4/10/2027[c]	4,029,366	0.5%
	Olin Corporation
4,275,000	5.000%, 2/1/2030	3,745,969	0.5%
	Other Securities^	56,504,782	7.1%

	Total	64,280,117

Capital Goods (10.1%)
	Ardagh Packaging Finance plc
4,190,000	7.250%, 5/15/2024[c]	4,179,525	0.5%
	Berry Global, Inc.
1,740,000	4.500%, 2/15/2026[c]	1,592,100	0.2%
	Berry Plastics Corporation
6,370,000	5.125%, 7/15/2023	6,300,248	0.8%
	H&E Equipment Services, Inc.
4,971,000	5.625%, 9/1/2025	4,560,893	0.6%
	Herc Rentals, Inc.
3,592,000	7.750%, 6/1/2024[c,d]	3,744,660	0.5%
	Other Securities^	59,818,951	7.5%

	Total	80,196,377

Communications Services (13.7%)
	CCO Holdings, LLC
5,500,000	5.875%, 4/1/2024[c]	5,472,500	0.7%
	Digicel, Ltd.
5,750,000	6.000%, 4/15/2021[c,d]	5,160,625	0.7%
	Embarq Corporation
2,670,000	7.995%, 6/1/2036	2,416,350	0.3%
	Intelsat Jackson Holdings SA
8,570,000	5.500%, 8/1/2023	7,455,900	0.9%
	Level 3 Financing, Inc.
5,510,000	5.375%, 5/1/2025	5,165,625	0.7%
1,700,000	5.250%, 3/15/2026	1,555,500	0.2%
	Meredith Corporation
4,150,000	6.875%, 2/1/2026[c]	4,056,625	0.5%
	Neptune Finco Corporation
4,733,000	10.875%, 10/15/2025[c]	5,314,780	0.7%
	Sprint Communications, Inc.
5,130,000	6.000%, 11/15/2022	5,034,223	0.6%
	Sprint Corporation
15,495,000	7.625%, 2/15/2025	15,495,000	2.0%
	Other Securities^	51,760,194	6.4%

	Total	108,887,322

Consumer Cyclical (13.9%)
	AMC Entertainment Holdings, Inc.
4,670,000	5.750%, 6/15/2025[d]	4,109,600	0.5%
	American Axle & Manufacturing, Inc.
4,268,000	6.250%, 4/1/2025	3,883,880	0.5%
	Cinemark USA, Inc.
4,475,000	4.875%, 6/1/2023	4,296,000	0.5%
	Dana Financing Luxembourg SARL
3,925,000	6.500%, 6/1/2026[c]	3,763,094	0.5%
	Hilton Escrow Issuer, LLC
5,345,000	4.250%, 9/1/2024	5,051,025	0.6%
	Six Flags Entertainment Corporation
5,880,000	4.875%, 7/31/2024[c]	5,541,900	0.7%
	Other Securities^	83,827,992	10.6%

	Total	110,473,491

Consumer Non-Cyclical (10.3%)
	Albertsons Companies, LLC
5,718,000	6.625%, 6/15/2024	5,303,445	0.7%

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (88.7%)	Value	% of Net Assets
Consumer Non-Cyclical (10.3%) - continued
	Centene Escrow Corporation
$4,440,000	6.125%, 2/15/2024	$4,545,450	0.6%
	Energizer Holdings, Inc.
4,240,000	5.500%, 6/15/2025[c]	3,826,600	0.5%
	HCA, Inc.
4,810,000	5.875%, 3/15/2022	4,930,250	0.6%
8,385,000	4.750% - 6.500%, 2/15/2020 - 2/1/2025	8,327,975	1.0%
	MPH Acquisition Holdings, LLC
4,190,000	7.125%, 6/1/2024[c]	3,907,175	0.5%
	Spectrum Brands, Inc.
4,280,000	5.750%, 7/15/2025	4,064,716	0.5%
	Valeant Pharmaceuticals International, Inc.
7,910,000	5.500%, 3/1/2023[c]	7,211,468	0.9%
6,592,000	5.625% - 8.500%, 12/1/2021 - 1/31/2027[c]	6,292,420	0.7%
	Other Securities^	33,755,995	4.3%

	Total	82,165,494

Energy (15.2%)
	California Resources Corporation
5,890,000	8.000%, 12/15/2022[c,d]	3,990,475	0.5%
	Centennial Resource Production, LLC
5,085,000	5.375%, 1/15/2026[c]	4,729,050	0.6%
	Cheniere Corpus Christi Holdings, LLC
6,910,000	7.000%, 6/30/2024	7,290,050	0.9%
	Cheniere Energy Partners, LP
3,875,000	5.625%, 10/1/2026[c]	3,623,125	0.5%
	Chesapeake Energy Corporation
4,281,000	8.000%, 1/15/2025[d]	3,777,983	0.5%
	Energy Transfer Equity, LP
4,245,000	5.500%, 6/1/2027	4,138,875	0.5%
2,280,000	4.250%, 3/15/2023	2,194,500	0.3%
	Southwestern Energy Company
4,285,000	7.500%, 4/1/2026	4,049,325	0.5%
	Sunoco, LP
3,765,000	4.875% - 5.500%, 1/15/2023 - 2/15/2026	3,640,900	0.4%
	Tallgrass Energy Partners, LP
4,340,000	5.500%, 1/15/2028[c]	4,166,400	0.5%
	Targa Resources Partners, LP
4,275,000	5.125%, 2/1/2025	4,007,813	0.5%
	W&T Offshore, Inc.
4,700,000	9.750%, 11/1/2023[c]	4,112,500	0.5%
	Other Securities^	70,937,525	9.0%

	Total	120,658,521

Financials (8.2%)
	Ally Financial, Inc.
4,170,000	4.125%, 3/30/2020	4,126,048	0.5%
4,000,000	5.750%, 11/20/2025[d]	3,980,000	0.5%
1,575,000	4.625%, 5/19/2022	1,549,406	0.2%
	Drawbridge Special Opportunities Fund, LP
3,785,000	5.000%, 8/1/2021[c]	3,783,899	0.5%
	Park Aerospace Holdings, Ltd.
4,285,000	4.500%, 3/15/2023[c]	4,006,475	0.5%
	Quicken Loans, Inc.
4,015,000	5.750%, 5/1/2025[c]	3,754,025	0.5%
	Other Securities^	43,831,730	5.5%

	Total	65,031,583

Foreign Government (0.3%)
	Other Securities^	2,424,750	0.3%

	Total	2,424,750

Technology (5.1%)
	Alliance Data Systems Corporation
6,880,000	5.375%, 8/1/2022[c]	6,708,000	0.8%
	CommScope Technologies Finance, LLC
4,775,000	6.000%, 6/15/2025[c]	4,345,250	0.6%
	Inception Merger Sub, Inc.
5,345,000	8.625%, 11/15/2024[c]	4,169,100	0.5%
	Seagate HDD Cayman
4,540,000	4.750%, 1/1/2025	4,028,082	0.5%
	Western Digital Corporation
5,000,000	4.750%, 2/15/2026	4,337,500	0.5%
	Other Securities^	17,368,000	2.2%

	Total	40,955,932

Transportation (1.1%)
	Other Securities^	8,966,961	1.1%

	Total	8,966,961

Utilities (2.6%)
	Dynegy, Inc.
3,745,000	8.125%, 1/30/2026[c]	4,044,600	0.5%
	Other Securities^	16,889,610	2.1%

	Total	20,934,210

	Total Long-Term Fixed Income (cost $764,505,439)	706,044,041

Shares	Registered Investment Companies (0.4%)
Unaffiliated (0.4%)
	Other Securities^	3,202,558	0.4%

	Total	3,202,558

	Total Registered Investment Companies (cost $3,739,251)	3,202,558

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Preferred Stock (0.3%)	Value	% of Net Assets
Energy (0.2%)
	Other Securities^	$1,960,096	0.2%

	Total	1,960,096

Financials (0.1%)
	Other Securities^	368,350	0.1%

	Total	368,350

	Total Preferred Stock (cost $2,661,702)	2,328,446

	Common Stock (<0.1%)
Communications Services (<0.1%)
	Other Securities^	4	<0.1%

	Total	4

Industrials (<0.1%)
	Other Securities^	15,641	<0.1%

	Total	15,641

Materials (<0.1%)
	Other Securities^	10,384	<0.1%

	Total	10,384

	Total Common Stock (cost $275,856)	26,029

	Collateral Held for Securities Loaned (6.1%)
48,895,848	Thrivent Cash Management Trust	48,895,848	6.1%

	Total Collateral Held for Securities Loaned (cost $48,895,848)	48,895,848

Shares or Principal Amount	Short-Term Investments (5.3%)
	Thrivent Core Short-Term Reserve Fund
4,105,995	2.670%	41,059,950	5.2%
	Other Securities^	693,188	0.1%

	Total Short-Term Investments (cost $41,753,172)	41,753,138

	Total Investments (cost $893,253,806) 104.5%	$832,038,279

	Other Assets and Liabilities, Net (4.5%)	(35,734,746)

	Total Net Assets 100.0%	$796,303,533

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $386,344,661 or 48.5% of total net assets.

d	All or a portion of the security is on loan.

High Yield Portfolio held restricted securities as of December 31, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2018, the value of these investments was $11,138 or 0.0% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$168,466
Taxable Debt Security	47,108,401

Total lending	$47,276,867
Gross amount payable upon return of collateral for securities loaned	$48,895,848

Net amounts due to counterparty	$1,618,981

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,110,260
Gross unrealized depreciation	(62,446,366)

Net unrealized appreciation (depreciation)	$(61,336,106)

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$893,593,648

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing High Yield Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	8,439,382	—	6,907,562	1,531,820
Capital Goods	1,565,611	—	1,565,611	—
Communications Services	6,780,286	—	6,780,286	—
Consumer Cyclical	3,547,036	—	3,547,036	—
Consumer Non-Cyclical	1,638,498	—	1,638,498	—
Financials	7,817,406	—	7,817,406	—
Long-Term Fixed Income
Asset-Backed Securities	1,069,283	—	1,069,283	—
Basic Materials	64,280,117	—	64,280,117	—
Capital Goods	80,196,377	—	80,196,377	—
Communications Services	108,887,322	—	108,887,322	—
Consumer Cyclical	110,473,491	—	110,473,491	—
Consumer Non-Cyclical	82,165,494	—	82,165,494	—
Energy	120,658,521	—	120,658,521	—
Financials	65,031,583	—	65,031,583	—
Foreign Government	2,424,750	—	2,424,750	—
Technology	40,955,932	—	40,955,932	—
Transportation	8,966,961	—	8,966,961	—
Utilities	20,934,210	—	20,934,210	—
Registered Investment Companies
Unaffiliated	3,202,558	3,202,558	—	—
Preferred Stock
Energy	1,960,096	—	1,960,096	—
Financials	368,350	368,350	—	—
Common Stock
Communications Services	4	—	—	4
Industrials	15,641	—	15,641	—
Materials	10,384	10,384	—	—
Short-Term Investments	693,188	—	693,188	—

Subtotal Investments in Securities	$742,082,481	$3,581,292	$736,969,365	$1,531,824

Other Investments *	Total
Affiliated Short-Term Investments	41,059,950
Collateral Held for Securities Loaned	48,895,848

Subtotal Other Investments	$89,955,798

Total Investments at Value	$832,038,279

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Credit Default Swaps	162,606	—	162,606	—

Total Liability Derivatives	$162,606	$—	$162,606	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents High Yield Portfolio’s swaps contracts held as of December 31, 2018. Investments totaling $693,187 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments/ (Receipts)	Value[3]	Unrealized Gain/ (Loss)
CDX HY 31, 5 Year, at 5.00%, Quarterly	Sell	12/20/2023	($11,000,000)	$—	($162,606)	($162,606)
Total Credit Default Swaps				$—	($162,606)	($162,606)

1

As the buyer of protection, High Yield Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, High Yield Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments High Yield Portfolio could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Credit Contracts
Credit Default Swaps	Net Assets - Distributable earnings/(accumulated loss)	$162,606
Total Credit Contracts		162,606

Total Liability Derivatives		$162,606

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	54,008
Total Credit Contracts		54,008

Total		$54,008

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(162,606)
Total Credit Contracts		(162,606)

Total		($162,606)

The accompanying Notes to Financial Statements are an integral part of this schedule.

HIGH YIELD PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents High Yield Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Credit Contracts
Credit Default Swaps - Sell Protection	$38,241

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in High Yield Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$34,775	$207,457	$201,172	4,106	$41,060	5.2%

Total Affiliated Short-Term Investments	34,775				41,060	5.2

Collateral held for Securities Loaned
Cash Management Trust-Collateral Investment	335	265,686	217,125	48,896	48,896	6.1

Total Collateral Held for Securities Loaned	335				48,896	6.1

Total Value	$35,110				$89,956

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$721

Total Income from Affiliated Investments				$721

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	—	—	—	520

Total Affiliated Income from Securities Loaned, Net				$520

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (1.9%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$1,028,568	0.1%

	Total	1,028,568

Capital Goods (0.1%)
	Other Securities^	1,936,030	0.1%

	Total	1,936,030

Communications Services (0.5%)
	Other Securities^	6,473,887	0.5%

	Total	6,473,887

Consumer Cyclical (0.2%)
	Other Securities^	3,069,276	0.2%

	Total	3,069,276

Consumer Non-Cyclical (0.4%)
	Other Securities^	6,055,878	0.4%

	Total	6,055,878

Energy (0.1%)
	Other Securities^	1,364,625	0.1%

	Total	1,364,625

Financials (0.3%)
	Other Securities^	4,621,957	0.3%

	Total	4,621,957

Technology (0.1%)
	Other Securities^	1,401,853	0.1%

	Total	1,401,853

Transportation (<0.1%)
	Other Securities^	305,588	<0.1%

	Total	305,588

Utilities (0.1%)
	Other Securities^	900,659	0.1%

	Total	900,659

	Total Bank Loans (cost $28,876,626)	27,158,321

	Long-Term Fixed Income (92.9%)
Asset-Backed Securities (1.6%)
	Other Securities^	23,899,980	1.6%

	Total	23,899,980

Basic Materials (4.6%)
	Braskem Netherlands Finance BV
$5,500,000	4.500%, 1/10/2028[a]	5,083,430	0.4%
	DowDuPont, Inc.
4,000,000	5.319%, 11/15/2038	4,123,157	0.3%
	Kinross Gold Corporation
5,220,000	4.500%, 7/15/2027	4,508,775	0.3%
	Teck Resources, Ltd.
6,420,000	6.125%, 10/1/2035	6,131,100	0.4%
	Other Securities^	47,257,151	3.2%

	Total	67,103,613

Capital Goods (3.0%)

	Other Securities^	44,231,785	3.0%

	Total	44,231,785

Collateralized Mortgage Obligations (0.1%)
	Other Securities^	1,930,369	0.1%

	Total	1,930,369

Communications Services (9.3%)
	AT&T, Inc.
5,120,000	4.250%, 3/1/2027	5,014,856	0.4%
10,263,000	3.400% - 4.450%, 4/1/2024 - 12/15/2042	9,619,757	0.7%
3,850,000	3.956%, (LIBOR 3M + 1.180%), 6/12/2024[b]	3,734,469	0.3%
	Charter Communications Operating, LLC
5,675,000	6.484%, 10/23/2045	5,857,130	0.4%
	Crown Castle International Corporation
4,160,000	5.250%, 1/15/2023	4,319,609	0.3%
	Omnicom Group, Inc.
4,245,000	4.450%, 8/15/2020	4,316,757	0.3%
	Time Warner, Inc.
1,210,000	4.750%, 3/29/2021	1,240,485	0.1%
	Verizon Communications, Inc.
4,400,000	3.716%, (LIBOR 3M + 1.100%), 5/15/2025[b]	4,266,367	0.3%
5,457,000	4.522%, 9/15/2048	5,119,446	0.4%
8,490,000	3.500% - 5.250%, 11/1/2024 - 8/21/2046	8,480,164	0.6%
	Viacom, Inc.
4,500,000	6.875%, 4/30/2036	4,833,646	0.3%
	Other Securities^	78,601,016	5.2%

	Total	135,403,702

Consumer Cyclical (4.8%)
	Amazon.com, Inc.
4,480,000	4.050%, 8/22/2047	4,383,885	0.3%
	General Motors Company
5,130,000	5.000% - 5.000%, 10/1/2028 - 4/1/2035	4,744,257	0.4%
3,200,000	3.667%, (LIBOR 3M + 0.900%), 9/10/2021[b]	3,111,291	0.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (92.9%)	Value	% of Net Assets
Consumer Cyclical (4.8%) - continued
	General Motors Financial Company, Inc.
$5,610,000	3.450% - 4.000%, 4/10/2022 - 1/15/2025	$5,345,754	0.4%
	Other Securities^	52,457,948	3.5%

	Total	70,043,135

Consumer Non-Cyclical (10.9%)
	AbbVie, Inc.
4,460,000	3.200%, 5/14/2026	4,135,539	0.3%
	Anheuser-Busch Companies, LLC
6,550,000	3.650%, 2/1/2026[a]	6,191,321	0.4%
3,210,000	4.700%, 2/1/2036[a]	2,989,128	0.2%
	Anheuser-Busch InBev Worldwide, Inc.
5,100,000	4.600%, 4/15/2048	4,578,346	0.3%
5,100,000	3.500% - 4.000%, 1/12/2024 - 4/13/2028	4,906,590	0.4%
	Bayer U.S. Finance II, LLC
4,450,000	4.875%, 6/25/2048[a]	4,004,640	0.3%
	CVS Health Corporation
5,000,000	4.780%, 3/25/2038	4,796,505	0.3%
	Smithfield Foods, Inc.
7,500,000	2.650%, 10/3/2021[a]	7,167,465	0.5%
	Other Securities^	120,045,442	8.2%

	Total	158,814,976

Energy (9.7%)
	Energy Transfer Partners, LP
4,480,000	4.200%, 4/15/2027	4,180,709	0.3%
	Petrobras Global Finance BV
4,480,000	5.299%, 1/27/2025	4,278,400	0.3%
	Regency Energy Partners, LP
4,140,000	5.000%, 10/1/2022	4,224,812	0.3%
	Other Securities^	129,019,110	8.8%

	Total	141,703,031

Financials (26.8%)
	Athene Holding, Ltd.
4,500,000	4.125%, 1/12/2028	4,089,972	0.3%
	Bank of America Corporation
14,160,000	3.875% - 4.750%, 7/24/2023 - 4/21/2045	13,932,971	1.0%
3,649,000	3.004%, 12/20/2023[b]	3,542,655	0.2%
3,200,000	3.705%, 4/24/2028[b]	3,071,353	0.2%
3,200,000	3.093%, 10/1/2025[b]	3,033,975	0.2%
2,860,000	6.500%, 10/23/2024[b,c]	2,895,750	0.2%
2,550,000	4.271%, 7/23/2029[b]	2,539,576	0.2%
1,920,000	2.328%, 10/1/2021[b]	1,882,470	0.1%
1,900,000	3.499%, 5/17/2022[b]	1,900,214	0.1%
1,270,000	6.300%, 3/10/2026[b,c]	1,289,875	0.1%
	Citigroup, Inc.
4,370,000	4.400%, 6/10/2025	4,278,527	0.3%
10,255,000	3.700% - 5.500%, 9/13/2025 - 7/23/2048	10,203,633	0.7%
2,560,000	3.887%, 1/10/2028[b]	2,462,492	0.2%
2,560,000	4.168%, (LIBOR 3M + 1.430%), 9/1/2023[b]	2,561,416	0.2%
1,900,000	3.142%, 1/24/2023[b]	1,866,196	0.1%
	Discover Bank
4,490,000	4.682%, 8/9/2028[b]	4,393,914	0.3%
	Five Corners Funding Trust
5,110,000	4.419%, 11/15/2023[a]	5,256,709	0.4%
	Goldman Sachs Group, Inc.
4,450,000	3.850%, 7/8/2024	4,349,851	0.3%
14,275,000	3.500% - 5.250%, 7/27/2021 - 5/22/2045	13,815,576	0.9%
2,100,000	2.876%, 10/31/2022[b]	2,039,447	0.1%
1,920,000	2.908%, 6/5/2023[b]	1,843,092	0.1%
1,920,000	5.300%, 11/10/2026[b,c]	1,718,400	0.1%
	ING Groep NV
4,500,000	4.100%, 10/2/2023	4,496,977	0.3%
	J.P. Morgan Chase & Company
13,930,000	2.295% - 5.500%, 8/15/2021 - 10/15/2040	13,903,313	1.0%
3,900,000	4.452%, 12/5/2029[b]	3,969,342	0.3%
3,190,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	3,189,195	0.2%
2,600,000	3.882%, 7/24/2038[b]	2,368,874	0.2%
2,560,000	6.000%, 8/1/2023[b,c]	2,502,400	0.2%
1,270,000	6.750%, 2/1/2024[b,c]	1,312,227	0.1%
	Kimco Realty Corporation
5,100,000	3.300%, 2/1/2025	4,863,000	0.3%
	Lincoln National Corporation
4,150,000	4.000%, 9/1/2023	4,230,336	0.3%
	Morgan Stanley
18,945,000	2.500% - 5.500%, 1/26/2020 - 1/27/2045	18,714,647	1.3%
3,190,000	3.887%, (LIBOR 3M + 1.400%), 10/24/2023[b]	3,174,490	0.2%
	Other Securities^	236,392,166	16.1%

	Total	392,085,031

Foreign Government (1.1%)
	Other Securities^	16,635,820	1.1%

	Total	16,635,820

Mortgage-Backed Securities (4.6%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
9,302,500	4.000%, 1/1/2049[d]	9,483,242	0.6%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
18,900,000	3.500%, 1/1/2049[d]	18,902,625	1.3%
14,077,500	4.000%, 1/1/2049[d]	14,354,940	1.0%
18,025,000	4.500%, 1/1/2049[d]	18,673,735	1.3%
2,200,000	5.000%, 1/1/2049[d]	2,305,131	0.1%
4,050,000	Government National Mortgage Association Conventional 30- Yr. Pass Through 4.500%, 1/1/2049[d]	4,190,837	0.3%

	Total	67,910,510

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (92.9%)	Value	% of Net Assets
Technology (3.8%)
	Apple, Inc.
$4,450,000	3.250%, 2/23/2026	$4,345,909	0.3%
	Diamond 1 Finance Corporation
5,425,000	6.020%, 6/15/2026[a]	5,451,996	0.4%
	Other Securities^	45,071,057	3.1%

	Total	54,868,962

Transportation (0.9%)
	Other Securities^	12,581,535	0.9%

	Total	12,581,535

U.S. Government & Agencies (4.5%)
	U.S. Treasury Bonds
5,150,000	2.250%, 11/15/2027	4,978,588	0.4%
9,500,000	2.750%, 2/15/2028	9,556,087	0.7%
7,750,000	2.875%, 5/15/2028	7,874,636	0.5%
9,000,000	2.875%, 8/15/2028	9,145,579	0.6%
24,850,000	2.750%, 11/15/2047	23,555,401	1.6%
3,000,000	3.125%, 5/15/2048	3,062,224	0.2%
	U.S. Treasury Notes
7,130,000	2.125%, 12/31/2022	7,029,752	0.5%

	Total	65,202,267

Utilities (7.2%)
	AEP Transmission Company, LLC
4,480,000	3.100%, 12/1/2026	4,330,931	0.3%
	CenterPoint Energy, Inc.
4,160,000	2.500%, 9/1/2022	3,978,453	0.3%
	ITC Holdings Corporation
5,080,000	4.050%, 7/1/2023	5,162,563	0.4%
	South Carolina Electric & Gas Company
7,635,000	5.100%, 6/1/2065	7,905,281	0.5%
	Southern California Edison Company
5,350,000	4.125%, 3/1/2048	5,072,486	0.4%
	Southern Company
7,630,000	3.250%, 7/1/2026	7,151,090	0.5%
	Other Securities^	70,864,390	4.8%

	Total	104,465,194

	Total Long-Term Fixed Income (cost $1,394,309,904)	1,356,879,910

Shares	Registered Investment Companies (1.5%)
Unaffiliated (1.5%)
117,500	iShares J.P. Morgan USD Emerging Markets Bond ETF	12,209,425	0.9%
275,000	SPDR Bloomberg Barclays High Yield Bond ETF[e]	9,237,250	0.6%

	Total	21,446,675

	Total Registered Investment Companies (cost $22,459,623)	21,446,675

	Preferred Stock (0.3%)
Financials (0.3%)
88,200	Morgan Stanley, 7.125%[b,c]	2,325,834	0.2%
	Other Securities^	2,250,000	0.1%

	Total	4,575,834

	Total Preferred Stock (cost $4,452,690)	4,575,834

	Common Stock (<0.1%)
Financials (<0.1%)
	Other Securities^	0	<0.1%

	Total	0

	Total Common Stock (cost $—)	0

	Collateral Held for Securities Loaned (0.9%)
13,566,314	Thrivent Cash Management Trust	13,566,314	0.9%

	Total Collateral Held for Securities Loaned (cost $13,566,314)	13,566,314

Shares or Principal Amount	Short-Term Investments (7.2%)
	U.S. Treasury Bills
1,270,000	2.347% - 2.455%, 3/21/2019 - 5/23/2019[f,g]	1,258,872	0.1%
	Thrivent Core Short-Term Reserve Fund
10,283,509	2.670%	102,835,088	7.1%
	Other Securities^	599,762	<0.1%

	Total Short-Term Investments (cost $104,693,750)	104,693,722

	Total Investments (cost $1,568,358,907) 104.7%	$1,528,320,776

	Other Assets and Liabilities, Net (4.7%)	(67,911,157)

	Total Net Assets 100.0%	$1,460,409,619

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $254,264,351 or 17.4% of total net assets.

b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	All or a portion of the security is on loan.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
g	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Portfolio as of December 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$4,484,790
Common Stock	8,773,708

Total lending	$13,258,498
Gross amount payable upon return of collateral for securities loaned	$13,566,314

Net amounts due to counterparty	$307,816

Definitions:

ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,285,187
Gross unrealized depreciation	(54,228,382)

Net unrealized appreciation (depreciation)	$(42,943,195)

Cost (includes notional principal amount of derivative, if any) for federal income tax purposes	$1,498,829,710

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Income Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	1,028,568	—	932,302	96,266
Capital Goods	1,936,030	—	1,936,030	—
Communications Services	6,473,887	—	6,473,887	—
Consumer Cyclical	3,069,276	—	2,487,824	581,452
Consumer Non-Cyclical	6,055,878	—	6,055,878	—
Energy	1,364,625	—	1,364,625	—
Financials	4,621,957	—	4,621,957	—
Technology	1,401,853	—	1,401,853	—
Transportation	305,588	—	305,588	—
Utilities	900,659	—	216,281	684,378
Long-Term Fixed Income
Asset-Backed Securities	23,899,980	—	21,392,490	2,507,490
Basic Materials	67,103,613	—	67,103,613	—
Capital Goods	44,231,785	—	44,231,785	—
Collateralized Mortgage Obligations	1,930,369	—	1,930,369	—
Communications Services	135,403,702	—	135,403,702	—
Consumer Cyclical	70,043,135	—	70,043,135	—
Consumer Non-Cyclical	158,814,976	—	158,814,976	—
Energy	141,703,031	—	141,703,031	—
Financials^	392,085,031	—	392,085,031	—
Foreign Government	16,635,820	—	16,635,820	—
Mortgage-Backed Securities	67,910,510	—	67,910,510	—
Technology	54,868,962	—	54,868,962	—
Transportation	12,581,535	—	12,581,535	—
U.S. Government & Agencies	65,202,267	—	65,202,267	—
Utilities	104,465,194	—	104,465,194	—
Registered Investment Companies
Unaffiliated	21,446,675	21,446,675	—	—
Preferred Stock
Financials	4,575,834	2,325,834	2,250,000	—
Common Stock
Financials^	0	—	—	0
Short-Term Investments	1,858,634	—	1,858,634	—

Subtotal Investments in Securities	$1,411,919,374	$23,772,509	$1,384,277,279	$3,869,586

Other Investments *	Total
Affiliated Short-Term Investments	102,835,088
Collateral Held for Securities Loaned	13,566,314

Subtotal Other Investments	$116,401,402

Total Investments at Value	$1,528,320,776

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,405,923	1,405,923	—	—

Total Asset Derivatives	$1,405,923	$1,405,923	$—	$—

Liability Derivatives
Futures Contracts	2,165,750	2,165,750	—	—
Credit Default Swaps	236,518	—	236,518	—

Total Liability Derivatives	$2,402,268	$2,165,750	$236,518	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents Income Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $599,762 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT U.S. Long Bond	206	March 2019	$28,670,077	$1,405,923

Total Futures Long Contracts			$28,670,077	$1,405,923

CBOT 10-Yr. U.S. Treasury Note	(432)	March 2019	($51,399,870)	($1,310,882)
CBOT 5-Yr. U.S. Treasury Note	(437)	March 2019	(49,263,569)	(854,868)

Total Futures Short Contracts			($100,663,439)	($2,165,750)

Total Futures Contracts			($71,993,362)	($759,827)

Reference Description:

CBOT	-	Chicago Board of Trade

The following table presents Income Portfolio’s swaps contracts held as of December 31, 2018. Investments totaling $990,268 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments/ (Receipts)	Value[3]	Unrealized Gain/ (Loss)
CDX HY 31, 5 Year, at 5.00%, Quarterly	Sell	12/20/2023	($16,000,000)	$—	($236,518)	($236,518)
Total Credit Default Swaps				$—	($236,518)	($236,518)

1

As the buyer of protection, Income Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Income Portfolio could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$1,405,923
Total Interest Rate Contracts		1,405,923

Total Asset Derivatives		$1,405,923

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	2,165,750
Total Interest Rate Contracts		2,165,750
Credit Contracts
Credit Default Swaps	Net Assets - Distributable earnings/(accumulated loss)	236,518
Total Credit Contracts		236,518

Total Liability Derivatives		$2,402,268

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,948,250
Total Interest Rate Contracts		2,948,250
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	78,557
Total Credit Contracts		78,557

Total		$3,026,807

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,645,721)
Total Interest Rate Contracts		(1,645,721)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(236,518)
Total Credit Contracts		(236,518)

Total		($1,882,239)

The following table presents Income Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$29,540,612
Futures - Short	(127,686,834)
Credit Contracts
Credit Default Swaps - Sell Protection	55,623

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Income Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$79,440	$401,017	$377,622	10,284	$102,835	7.1%

Total Affiliated Short-Term Investments	79,440				102,835	7.1

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	3,438	115,860	105,732	13,566	13,566	0.9

Total Collateral Held for Securities Loaned	3,438				13,566	0.9

Total Value	$82,878				$116,401

The accompanying Notes to Financial Statements are an integral part of this schedule.

INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$2,402

Total Income from Affiliated Investments				$2,402

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	137

Total Affiliated Income from Securities Loaned, Net				$137

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (99.1%)	Value
Communications Services (12.1%)
431,550	Activision Blizzard, Inc.	$20,097,283
61,673	Alphabet, Inc., Class Aa	64,445,818
12,105	Alphabet, Inc., Class Ca	12,536,059
352,631	Facebook, Inc.[a]	46,226,398

	Total	143,305,558

Consumer Discretionary (18.0%)
55,770	Amazon.com, Inc.[a]	83,764,867
17,699	Booking Holdings, Inc.[a]	30,485,112
260,150	Las Vegas Sands Corporation	13,540,807
144,915	McDonald’s Corporation	25,732,557
84,690	Netflix, Inc.[a]	22,668,125
492,910	NIKE, Inc.	36,544,347

	Total	212,735,815

Consumer Staples (3.9%)
238,935	Altria Group, Inc.	11,801,000
416,032	Kroger Company	11,440,880
454,655	Monster Beverage Corporation[a]	22,378,119

	Total	45,619,999

Energy (1.5%)
185,468	Anadarko Petroleum Corporation	8,130,917
71,009	Pioneer Natural Resources Company	9,339,104

	Total	17,470,021

Financials (6.5%)
561,959	Bank of America Corporation	13,846,670
151,546	Charles Schwab Corporation	6,293,705
228,505	Citigroup, Inc.	11,895,970
84,845	Goldman Sachs Group, Inc.	14,173,357
330,859	Intercontinental Exchange, Inc.	24,923,609
36,572	S&P Global, Inc.	6,215,046

	Total	77,348,357

Health Care (15.0%)
81,512	Becton, Dickinson and Company	18,366,284
36,872	Biogen, Inc.[a]	11,095,522
175,034	BioMarin Pharmaceutical, Inc.[a]	14,904,145
112,650	Edwards Lifesciences Corporation[a]	17,254,600
39,750	Illumina, Inc.[a]	11,922,218
36,603	Intuitive Surgical, Inc.[a]	17,529,909
47,887	Thermo Fisher Scientific, Inc.	10,716,632
172,228	UnitedHealth Group, Inc.	42,905,439
120,717	Vertex Pharmaceuticals, Inc.[a]	20,004,014
143,721	Zoetis, Inc.	12,293,894

	Total	176,992,657

Industrials (7.5%)
61,838	Boeing Company	19,942,755
324,332	CSX Corporation	20,150,747
167,179	Honeywell International, Inc.	22,087,690
132,856	Norfolk Southern Corporation	19,867,286
114,547	XPO Logistics, Inc.[a]	6,533,761

	Total	88,582,239

Information Technology (34.6%)
302,514	Apple, Inc.	47,718,558
164,070	Autodesk, Inc.[a]	21,101,043
325,597	Cisco Systems, Inc.	14,108,118
267,912	MasterCard, Inc.	50,541,599
567,590	Microsoft Corporation	57,650,116
600,490	PayPal Holdings, Inc.[a]	50,495,204
131,776	Red Hat, Inc.[a]	23,145,137
442,451	Salesforce.com, Inc.[a]	60,602,514
452,380	Visa, Inc.	59,687,017
276,448	Xilinx, Inc.	23,545,076

	Total	408,594,382

	Total Common Stock (cost $880,128,452)	1,170,649,028

	Short-Term Investments (0.9%)
	Thrivent Core Short-Term Reserve Fund
1,124,944	2.670%	11,249,436

	Total Short-Term Investments (cost $11,249,436)	11,249,436

	Total Investments (cost $891,377,888) 100.0%	$1,181,898,464

	Other Assets and Liabilities, Net (<0.1%)	(67,525)

	Total Net Assets 100.0%	$1,181,830,939

a	Non-income producing security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$347,456,010
Gross unrealized depreciation	(57,474,980)

Net unrealized appreciation (depreciation)	$289,981,030

Cost (includes notional principal amount for derivatives, if any) for federal income tax purposes	$891,917,434

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Large Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	143,305,558	143,305,558	—	—
Consumer Discretionary	212,735,815	212,735,815	—	—
Consumer Staples	45,619,999	45,619,999	—	—
Energy	17,470,021	17,470,021	—	—
Financials	77,348,357	77,348,357	—	—
Health Care	176,992,657	176,992,657	—	—
Industrials	88,582,239	88,582,239	—	—
Information Technology	408,594,382	408,594,382	—	—

Subtotal Investments in Securities	$1,170,649,028	$1,170,649,028	$—	$—

Other Investments *	Total
Affiliated Short-Term Investments	11,249,436

Subtotal Other Investments	$11,249,436

Total Investments at Value	$1,181,898,464

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	191,027
Total Equity Contracts		191,027

Total		$191,027

The following table presents Large Cap Growth Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$3,145,923

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments Core Short-Term Reserve, 2.670%	$31,705	$198,104	$218,560	1,125	$11,249	0.9%

Total Affiliated Short-Term Investments	31,705				11,249	0.9

Collateral held for Securities Loaned Cash Management Trust- Collateral Investment	66,465	6,853	73,318	—	—	—

Total Collateral Held for Securities Loaned	66,465				—	—

Total Value	$98,170				$11,249

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2018

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments Core Short-Term Reserve, 2.670%	$—	$—	—	$438

Total Income from Affiliated Investments				$438

Collateral Held for Securities Loaned Cash Management Trust- Collateral Investment	—	—	—	1

Total Affiliated Income from Securities Loaned, Net				$1

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Common Stock (99.7%)	Value	% of Net Assets
Communications Services (9.5%)
13,175	Alphabet, Inc., Class Aa	$13,767,348	1.5%
13,568	Alphabet, Inc., Class Ca	14,051,156	1.5%
321,759	AT&T, Inc.	9,183,002	1.0%
200,717	Comcast Corporation	6,834,414	0.7%
106,310	Facebook, Inc.[a]	13,936,178	1.5%
182,739	Verizon Communications, Inc.	10,273,587	1.1%
65,824	Walt Disney Company	7,217,602	0.8%
	Other Securities^	13,297,131	1.4%

	Total	88,560,418

Consumer Discretionary (10.5%)
18,152	Amazon.com, Inc.[a]	27,263,759	2.9%
49,939	Home Depot, Inc.	8,580,519	0.9%
34,102	McDonald’s Corporation	6,055,492	0.7%
19,261	Netflix, Inc.[a]	5,155,399	0.6%
56,065	NIKE, Inc.	4,156,659	0.5%
	Other Securities^	46,485,756	4.9%

	Total	97,697,584

Consumer Staples (7.4%)
169,421	Coca-Cola Company	8,022,084	0.9%
62,427	PepsiCo, Inc.	6,896,935	0.7%
68,729	Philip Morris International, Inc.	4,588,348	0.5%
109,909	Procter & Gamble Company	10,102,835	1.1%
62,959	Wal-Mart Stores, Inc.	5,864,631	0.6%
	Other Securities^	33,255,212	3.6%

	Total	68,730,045

Energy (5.3%)
84,455	Chevron Corporation	9,187,859	1.0%
186,616	Exxon Mobil Corporation	12,725,345	1.4%
	Other Securities^	27,373,205	2.9%

	Total	49,286,409

Financials (13.4%)
403,570	Bank of America Corporation	9,943,965	1.1%
85,928	Berkshire Hathaway, Inc.[a]	17,544,779	1.9%
107,984	Citigroup, Inc.	5,621,647	0.6%
146,977	J.P. Morgan Chase & Company	14,347,895	1.5%
187,280	Wells Fargo & Company	8,629,862	0.9%
	Other Securities^	68,486,585	7.4%

	Total	124,574,733

Health Care (15.5%)
77,674	Abbott Laboratories	5,618,160	0.6%
66,238	AbbVie, Inc.	6,106,481	0.7%
28,174	Amgen, Inc.	5,484,633	0.6%
41,749	Eli Lilly and Company	4,831,194	0.5%
118,255	Johnson & Johnson	15,260,808	1.6%
59,190	Medtronic plc	5,383,922	0.6%
115,003	Merck & Company, Inc.	8,787,379	0.9%
255,614	Pfizer, Inc.	11,157,551	1.2%
42,534	UnitedHealth Group, Inc.	10,596,070	1.1%
	Other Securities^	71,009,262	7.7%

	Total	144,235,460

Industrials (9.6%)
25,744	3M Company	4,905,262	0.5%
23,345	Boeing Company	7,528,762	0.8%
32,647	Honeywell International, Inc.	4,313,322	0.5%
32,597	Union Pacific Corporation	4,505,883	0.5%
	Other Securities^	67,916,371	7.3%

	Total	89,169,600

Information Technology (20.0%)
21,525	Adobe, Inc.[a]	4,869,816	0.5%
199,374	Apple, Inc.	31,449,255	3.4%
18,271	Broadcom, Ltd.	4,645,950	0.5%
198,836	Cisco Systems, Inc.	8,615,564	0.9%
201,801	Intel Corporation	9,470,521	1.0%
40,234	International Business Machines Corporation	4,573,399	0.5%
40,075	MasterCard, Inc.	7,560,149	0.8%
341,746	Microsoft Corporation	34,711,141	3.7%
112,489	Oracle Corporation	5,078,878	0.5%
52,177	PayPal Holdings, Inc.[a]	4,387,564	0.5%
33,829	Salesforce.com, Inc.[a]	4,633,558	0.5%
77,697	Visa, Inc.	10,251,342	1.1%
	Other Securities^	56,687,728	6.1%

	Total	186,934,865

Materials (2.3%)
101,436	DowDuPont, Inc.	5,424,797	0.6%
	Other Securities^	16,210,846	1.7%

	Total	21,635,643

Real Estate (2.9%)
	Other Securities^	27,208,655	2.9%

	Total	27,208,655

Utilities (3.3%)
	Other Securities^	30,832,106	3.3%

	Total	30,832,106

	Total Common Stock (cost $620,631,485)	928,865,518

	Collateral Held for Securities Loaned (<0.1%)
431,385	Thrivent Cash Management Trust	431,385	0.1%

	Total Collateral Held for Securities Loaned (cost $431,385)	431,385

Shares or Principal Amount	Short-Term Investments (0.1%)
	Thrivent Core Short-Term Reserve Fund
63,464	2.670%	634,643	<0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares or Principal Amount	Short-Term Investments (0.1%)	Value	% of Net Assets
	Other Securities^	$998,473	0.1%

	Total Short-Term Investments (cost $1,633,100)	1,633,116

	Total Investments (cost $622,695,970) 99.8%	$930,930,019

	Other Assets and Liabilities, Net 0.1%	510,456

	Total Net Assets 100.0%	$931,440,475

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Index Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$418,957

Total lending	$418,957
Gross amount payable upon return of collateral for securities loaned	$431,385

Net amounts due to counterparty	$12,428

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$324,136,731
Gross unrealized depreciation	(32,358,026)

Net unrealized appreciation (depreciation)	$291,778,705

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$640,278,654

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Large Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	88,560,418	88,560,418	—	—
Consumer Discretionary	97,697,584	97,697,584	—	—
Consumer Staples	68,730,045	68,730,045	—	—
Energy	49,286,409	49,286,409	—	—
Financials	124,574,733	124,574,733	—	—
Health Care	144,235,460	144,235,460	—	—
Industrials	89,169,600	89,169,600	—	—
Information Technology	186,934,865	186,934,865	—	—
Materials	21,635,643	21,635,643	—	—
Real Estate	27,208,655	27,208,655	—	—
Utilities	30,832,106	30,832,106	—	—
Short-Term Investments	998,473	—	998,473	—

Subtotal Investments in Securities	$929,863,991	$928,865,518	$998,473	$—

Other Investments *	Total
Affiliated Short-Term Investments	634,643
Collateral Held for Securities Loaned	431,385

Subtotal Other Investments	$1,066,028

Total Investments at Value	$930,930,019

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	30,055	30,055	—	—

Total Asset Derivatives	$30,055	$30,055	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents Large Cap Index Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $998,473 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CME E-mini S&P 500 Index	9	March 2019	$1,097,285	$30,055

Total Futures Long Contracts			$1,097,285	$30,055

Total Futures Contracts			$1,097,285	$30,055

Reference Description:

CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$30,055
Total Equity Contracts		30,055

Total Asset Derivatives		$30,055

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(20,744)
Total Equity Contracts		(20,744)

Total		($20,744)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(56,569)
Total Equity Contracts		(56,569)

Total		($56,569)

The following table presents Large Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts Futures - Long	$15,605,040

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Index Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$15,428	$80,046	$94,839	63	$635	<0.1

Total Affiliated Short-Term Investments	15,428				635	<0.1%

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	15,094	19,767	34,430	431	431	<0.1%

Total Collateral Held for Securities Loaned	15,094				431	<0.1%

Total Value	$30,522				$1,066

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$326

Total Income from Affiliated Investments				$326

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	6

Total Affiliated Income from Securities Loaned, Net				$6

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Common Stock (90.6%)	Value	% of Net Assets
Communications Services (8.6%)
19,324	Alphabet, Inc., Class Aa	$20,192,807	2.1%
12,516	Alphabet, Inc., Class Ca	12,961,695	1.3%
232,787	Comcast Corporation	7,926,397	0.8%
92,045	Facebook, Inc.[a]	12,066,179	1.2%
127,951	Verizon Communications, Inc.	7,193,405	0.7%
	Other Securities^	24,446,554	2.5%

	Total	84,787,037

Consumer Discretionary (12.4%)
17,866	Amazon.com, Inc.[a]	26,834,196	2.7%
4,484	Booking Holdings, Inc.[a]	7,723,331	0.8%
161,800	Bridgestone Corporation	6,207,592	0.6%
96,744	Lowe’s Companies, Inc.	8,935,276	0.9%
24,249	Netflix, Inc.[a]	6,490,487	0.7%
90,877	NIKE, Inc.	6,737,621	0.7%
745,000	Nissan Motor Company, Ltd.	5,959,494	0.6%
404,000	Sekisui House, Ltd.	5,932,772	0.6%
	Other Securities^	46,591,275	4.8%

	Total	121,412,044

Consumer Staples (5.4%)
188,616	Imperial Brands plc	5,724,822	0.6%
344,900	Japan Tobacco, Inc.	8,195,203	0.8%
114,000	Monster Beverage Corporation[a]	5,611,080	0.6%
136,002	Unilever plc	7,140,486	0.7%
	Other Securities^	26,502,130	2.7%

	Total	53,173,721

Energy (3.7%)
92,296	Chevron Corporation	10,040,882	1.0%
228,138	Royal Dutch Shell plc, Class B	6,820,754	0.7%
	Other Securities^	19,348,784	2.0%

	Total	36,210,420

Financials (13.2%)
614,226	Bank of America Corporation	15,134,529	1.5%
263,598	Citigroup, Inc.	13,722,912	1.4%
48,738	Euronext NVb	2,808,165	0.3%
44,336	Goldman Sachs Group, Inc.	7,406,329	0.8%
86,500	Intercontinental Exchange, Inc.	6,516,045	0.7%
	Other Securities^	84,370,563	8.5%

	Total	129,958,543

Health Care (12.5%)
25,476	Biogen, Inc.[a]	7,666,238	0.8%
102,267	CVS Health Corporation	6,700,534	0.7%
355,490	GlaxoSmithKline plc	6,774,936	0.7%
57,015	Johnson & Johnson	7,357,786	0.8%
180,062	Merck & Company, Inc.	13,758,538	1.4%
91,257	Novartis AG	7,815,639	0.8%
200,511	Novo Nordisk AS	9,208,885	0.9%
220,391	Pfizer, Inc.	9,620,067	1.0%
31,903	Roche Holding AG	7,920,203	0.8%
60,692	UnitedHealth Group, Inc.	15,119,591	1.5%
	Other Securities^	30,611,178	3.1%

	Total	122,553,595

Industrials (10.7%)
37,148	Boeing Company	11,980,230	1.2%
146,713	CSX Corporation	9,115,279	0.9%
146,516	Delta Air Lines, Inc.	7,311,148	0.7%
75,670	Honeywell International, Inc.	9,997,520	1.0%
79,596	Norfolk Southern Corporation	11,902,786	1.2%
	Other Securities^	55,081,315	5.7%

	Total	105,388,278

Information Technology (16.9%)
129,133	Apple, Inc.	20,369,439	2.1%
113,291	CGI Group, Inc.[a]	6,929,240	0.7%
440,347	Cisco Systems, Inc.	19,080,236	1.9%
39,505	MasterCard, Inc.	7,452,618	0.8%
270,868	Microsoft Corporation	27,512,063	2.8%
110,516	PayPal Holdings, Inc.[a]	9,293,290	0.9%
57,258	Red Hat, Inc.[a]	10,056,795	1.0%
107,204	Salesforce.com, Inc.[a]	14,683,732	1.5%
110,440	Visa, Inc.	14,571,454	1.5%
69,576	Xilinx, Inc.	5,925,788	0.6%
	Other Securities^	30,285,766	3.1%

	Total	166,160,421

Materials (4.7%)
	Other Securities^	46,579,150	4.7%

	Total	46,579,150

Real Estate (1.1%)
	Other Securities^	11,074,226	1.1%

	Total	11,074,226

Utilities (1.4%)
237,932	PG&E Corporation[a]	5,650,885	0.6%
	Other Securities^	7,768,125	0.8%

	Total	13,419,010

	Total Common Stock (cost $798,180,996)	890,716,445

	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
	Other Securities^	211,577	<0.1%

	Total	211,577

	Total Preferred Stock (cost $222,652)	211,577

	Collateral Held for Securities Loaned (0.1%)
1,450,053	Thrivent Cash Management Trust	1,450,053	0.1%

	Total Collateral Held for Securities Loaned (cost $1,450,053)	1,450,053

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares or Principal Amount	Short-Term Investments (9.4%)	Value	% of Net Assets
	Federal Home Loan Bank Discount Notes
6,700,000	2.350%, 2/13/2019[c,d]	$6,681,240	0.7%
	Federal Home Loan Bank Discount Notes
11,100,000	2.240% - 2.306%,
	1/8/2019 - 1/29/2019[c,d]	11,088,804	1.1%
7,421,105	Thrivent Core Short-Term Reserve Fund 2.670%	74,211,054	7.6%

	Total Short-Term Investments (cost $91,980,854)	91,981,098

	Total Investments (cost $891,834,555) 100.1%	$984,359,173

	Other Assets and Liabilities, Net (0.1%)	(853,565)

	Total Net Assets 100.0%	$983,505,608

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $4,067,377 or 0.4% of total net assets.

c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$1,380,462

Total lending	$1,380,462
Gross amount payable upon return of collateral for securities loaned	$1,450,053

Net amounts due to counterparty	$69,591

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$166,839,316
Gross unrealized depreciation	(76,164,785)

Net unrealized appreciation (depreciation)	$90,674,531

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$974,339,042

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Large Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	84,787,037	67,471,829	17,315,208	—
Consumer Discretionary	121,412,044	72,939,504	48,472,540	—
Consumer Staples	53,173,721	15,730,752	37,442,969	—
Energy	36,210,420	28,568,401	7,642,019	—
Financials	129,958,543	92,272,790	37,685,753	—
Health Care	122,553,595	89,492,704	33,060,891	—
Industrials	105,388,278	59,885,154	45,503,124	—
Information Technology	166,160,421	138,988,935	27,171,486	—
Materials	46,579,150	14,385,291	32,193,859	—
Real Estate	11,074,226	—	11,074,226	—
Utilities	13,419,010	8,423,768	4,995,242	—
Preferred Stock
Consumer Staples	211,577	—	211,577	—
Short-Term Investments	17,770,044	—	17,770,044	—

Subtotal Investments in Securities	$908,698,066	$588,159,128	$320,538,938	$—

Other Investments *	Total
Affiliated Short-Term Investments	74,211,054
Collateral Held for Securities Loaned	1,450,053

Subtotal Other Investments	$75,661,107

Total Investments at Value	$984,359,173

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	3,577,223	3,577,223	—	—

Total Asset Derivatives	$3,577,223	$3,577,223	$—	$—

Liability Derivatives
Futures Contracts	1,984,786	1,984,786	—	—

Total Liability Derivatives	$1,984,786	$1,984,786	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Large Cap Stock Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $17,770,044 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
ICE mini MSCI EAFE Index	928	March 2019	$81,014,946	($1,392,546)
ICE US mini MSCI Emerging Markets Index	1,247	March 2019	60,872,220	(592,240)

Total Futures Long Contracts			$141,887,166	($1,984,786)

CME E-mini S&P 500 Index	(473)	March 2019	($62,825,203)	$3,577,223

Total Futures Short Contracts			($62,825,203)	$3,577,223

Total Futures Contracts			$79,061,963	$1,592,437

Reference Description:

CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$3,577,223

Total Equity Contracts		3,577,223

Total Asset Derivatives		$3,577,223

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	1,984,786

Total Equity Contracts		1,984,786

Total Liability Derivatives		$1,984,786

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(24,182,344)
Total Equity Contracts		(24,182,344)

Total		($24,182,344)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	3,636,220
Total Equity Contracts		3,636,220

Total		$3,636,220

The following table presents Large Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$148,934,050
Futures - Short	(42,275,885)

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP STOCK PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Stock Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments Core Short-Term Reserve, 2.670%	$54,990	$447,131	$427,910	7,421	$74,211	7.6%

Total Affiliated Short-Term Investments	54,990				74,211	7.6

Collateral held for Securities Loaned Cash Management Trust-Collateral Investment	5,612	165,840	170,002	1,450	1,450	0.1

Total Collateral Held for Securities Loaned	5,612				1,450	0.1

Total Value	$60,602				$75,661

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments Core Short-Term Reserve, 2.670%	$—	$—	—	$2,129

Total Income from Affiliated Investments				$2,129

Collateral Held for Securities Loaned Cash Management Trust-Collateral Investment	—	—	—	166

Total Affiliated Income from Securities Loaned, Net				$166

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (97.8%)	Value
Communications Services (8.8%)
19,030	Alphabet, Inc.[a]	$19,707,658
202,454	CBS Corporation	8,851,289
1,011,070	Comcast Corporation	34,426,933
1,102,944	Verizon Communications, Inc.	62,007,512

	Total	124,993,392

Consumer Discretionary (5.4%)
166,542	Aptiv plc	10,253,991
213,046	D.R. Horton, Inc.	7,384,174
349,237	Harley-Davidson, Inc.	11,915,967
521,730	Lowe’s Companies, Inc.	48,186,983

	Total	77,741,115

Consumer Staples (3.1%)
86,800	Kimberly-Clark Corporation	9,889,992
364,761	Wal-Mart Stores, Inc.	33,977,487

	Total	43,867,479

Energy (9.6%)
267,400	Anadarko Petroleum Corporation	11,722,816
257,040	BP plc ADR	9,746,957
447,035	Chevron Corporation	48,632,938
132,519	EQT Corporation	2,503,284
457,950	Halliburton Company	12,172,311
1,398,901	Marathon Oil Corporation	20,060,240
201,780	Marathon Petroleum Corporation	11,907,038
67,150	Phillips 66	5,784,972
95,110	Pioneer Natural Resources Company	12,508,867
2,515,350	Weatherford International plc[a,b]	1,406,081

	Total	136,445,504

Financials (24.2%)
365,920	Aflac, Inc.	16,671,315
201,150	American International Group, Inc.	7,927,321
2,574,627	Bank of America Corporation	63,438,809
485,950	Blackstone Group, LP	14,486,169
307,830	Capital One Financial Corporation	23,268,870
112,730	Chubb, Ltd.	14,562,461
938,900	Citigroup, Inc.	48,879,134
135,550	Comerica, Inc.	9,310,930
946,930	Fifth Third Bancorp	22,281,263
57,580	Goldman Sachs Group, Inc.	9,618,739
168,070	Hartford Financial Services Group, Inc.	7,470,712
766,180	Huntington Bancshares, Inc.	9,132,866
205,750	J.P. Morgan Chase & Company	20,085,315
320,640	MetLife, Inc.	13,165,478
178,770	Morgan Stanley	7,088,231
104,850	Prudential Financial, Inc.	8,550,518
205,390	Raymond James Financial, Inc.	15,283,070
98,940	State Street Corporation	6,240,146
312,610	U.S. Bancorp	14,286,277
329,010	Zions Bancorporations NA	13,403,867

	Total	345,151,491

Health Care (17.4%)
87,850	Biogen, Inc.[a]	26,435,822
46,982	Cigna Holding Company	8,922,821
490,227	CVS Health Corporation	32,119,673
286,570	Gilead Sciences, Inc.	17,924,953
298,720	Johnson & Johnson	38,549,816
315,590	Medtronic plc	28,706,066
696,550	Merck & Company, Inc.	53,223,386
498,270	Pfizer, Inc.	21,749,486
84,547	UnitedHealth Group, Inc.	21,062,349

	Total	248,694,372

Industrials (10.7%)
67,800	Boeing Company	21,865,500
198,100	CSX Corporation	12,307,953
438,410	Delta Air Lines, Inc.	21,876,659
176,603	Honeywell International, Inc.	23,332,789
210,700	Ingersoll-Rand plc	19,222,161
94,780	Norfolk Southern Corporation	14,173,401
122,974	United Parcel Service, Inc.	11,993,654
268,500	United Technologies Corporation	28,589,880

	Total	153,361,997

Information Technology (13.2%)
93,250	Apple, Inc.	14,709,255
1,818,340	Cisco Systems, Inc.	78,788,672
538,160	Microsoft Corporation	54,660,911
380,260	Oracle Corporation	17,168,739
242,780	Texas Instruments, Inc.	22,942,710

	Total	188,270,287

Materials (3.3%)
271,180	Alcoa Corporation[a]	7,207,964
301,500	CF Industries Holdings, Inc.	13,118,265
246,851	Eastman Chemical Company	18,047,277
227,880	WestRock Company	8,604,749

	Total	46,978,255

Utilities (2.1%)
289,801	Exelon Corporation	13,070,025
739,387	PG&E Corporation[a]	17,560,441

	Total	30,630,466

	Total Common Stock (cost $1,131,994,870)	1,396,134,358

	Collateral Held for Securities Loaned (0.2%)
2,389,500	Thrivent Cash Management Trust	2,389,500

	Total Collateral Held for Securities Loaned (cost $2,389,500)	2,389,500

	Short-Term Investments (2.1%)
	Thrivent Core Short-Term Reserve Fund
2,961,524	2.670%	29,615,236

	Total Short-Term Investments (cost $29,615,236)	29,615,236

	Total Investments (cost $1,163,999,606) 100.1%	$1,428,139,094

	Other Assets and Liabilities, Net (0.1%)	(958,278)

	Total Net Assets 100.0%	$1,427,180,816

a	Non-income producing security.
b	All or a portion of the security is on loan.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2018

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Value Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$1,335,731

Total lending	$1,335,731
Gross amount payable upon return of collateral for securities loaned	$2,389,500

Net amounts due to counterparty	$1,053,769

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$376,809,288
Gross unrealized depreciation	(112,763,560)

Net unrealized appreciation (depreciation)	$264,045,728

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$1,164,093,366

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Large Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	124,993,392	124,993,392	—	—
Consumer Discretionary	77,741,115	77,741,115	—	—
Consumer Staples	43,867,479	43,867,479	—	—
Energy	136,445,504	136,445,504	—	—
Financials	345,151,491	345,151,491	—	—
Health Care	248,694,372	248,694,372	—	—
Industrials	153,361,997	153,361,997	—	—
Information Technology	188,270,287	188,270,287	—	—
Materials	46,978,255	46,978,255	—	—
Utilities	30,630,466	30,630,466	—	—

Subtotal Investments in Securities	$1,396,134,358	$1,396,134,358	$—	$—

Other Investments *	Total
Affiliated Short-Term Investments	29,615,236
Collateral Held for Securities Loaned	2,389,500

Subtotal Other Investments	$32,004,736

Total Investments at Value	$1,428,139,094

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LARGE CAP VALUE PORTFOLIO

Schedule of Investments as of December 31, 2018

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Large Cap Value Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$27,243	$92,391	$90,019	2,962	$29,615	2.1%

Total Affiliated Short-Term Investments	27,243				29,615	2.1

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	42	121,528	119,180	2,390	2,390	0.2

Total Collateral Held for Securities Loaned	42				2,390	0.2

Total Value	$27,285				$32,005

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$497

Total Income from Affiliated Investments				$497

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	38

Total Affiliated Income from Securities Loaned, Net				$38

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (0.6%)	Value	% of Net Assets
Basic Materials (<0.1%)
	Other Securities^	$258,679	<0.1%

	Total	258,679

Capital Goods (<0.1%)
	Other Securities^	243,200	<0.1%

	Total	243,200

Communications Services (0.2%)
	Other Securities^	1,624,888	0.2%

	Total	1,624,888

Consumer Cyclical (0.1%)
	Other Securities^	1,014,408	0.1%

	Total	1,014,408

Consumer Non-Cyclical (0.1%)
	Other Securities^	1,312,927	0.1%

	Total	1,312,927

Energy (<0.1%)
	Other Securities^	284,140	<0.1%

	Total	284,140

Financials (0.1%)
	Other Securities^	535,636	0.1%

	Total	535,636

Technology (0.1%)
	Other Securities^	433,343	0.1%

	Total	433,343

	Total Bank Loans (cost $6,095,982)	5,707,221

	Long-Term Fixed Income (96.0%)
Asset-Backed Securities (27.4%)
	Assurant CLO III, Ltd.
$4,500,000	3.389%, (LIBOR 3M + 1.230%), 10/20/2031, Ser. 2018-2A, Class Aa,b	4,438,152	0.5%
	BlueMountain CLO, Ltd.
3,500,000	3.695%, (LIBOR 3M + 1.050%), 11/20/2028, Ser. 2012-2A, Class AR2[a,b]	3,461,496	0.4%
	CBAM CLO, Ltd.
4,000,000	3.563%, (LIBOR 3M + 1.120%), 10/20/2029, Ser. 2018-8A, Class A1[a,b]	3,931,668	0.4%
	Cedar Funding VI CLO, Ltd.
6,000,000	3.559%, (LIBOR 3M + 1.090%), 10/20/2028, Ser. 2016-6A, Class ARa,b	5,912,184	0.7%
	Commonbond Student Loan Trust
3,852,731	3.006%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[a,b]	3,812,092	0.4%
	Deephaven Residential Mortgage Trust
3,689,840	4.080%, 10/25/2058, Ser. 2018-4A, Class A1[a,b]	3,715,223	0.4%
	Ford Credit Auto Owner Trust
3,575,000	2.260%, 11/15/2025, Ser. 2014-1, Class Aa	3,564,009	0.4%
	Garrison BSL CLO, Ltd.
5,000,000	3.341%, (LIBOR 3M + 0.970%), 7/17/2028, Ser. 2018-1A, Class A1[a,b]	4,930,125	0.5%
	Golub Capital Partners, Ltd.
6,000,000	3.610%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1[a,b]	5,926,686	0.7%
	Invitation Homes Trust
4,493,299	3.555%, (LIBOR 1M + 1.100%), 1/17/2038, Ser. 2018-SFR4, Class Aa,b	4,530,131	0.5%
	Magnetite CLO, Ltd.
4,500,000	3.696%, (LIBOR 3M + 1.080%), 11/15/2028, Ser. 2016-18A, Class ARa,b	4,443,394	0.5%
	Marlette Funding Trust
4,354,394	3.200%, 9/15/2028, Ser. 2018-3A, Class Aa	4,349,169	0.5%
	Navient Student Loan Trust
4,737,545	3.256%, (LIBOR 1M + 0.750%), 7/25/2066, Ser. 2017-1A, Class A2[a,b]	4,756,561	0.5%
	NextGear Floorplan Master Owner Trust
4,000,000	2.560%, 10/17/2022, Ser. 2017-2A, Class A2[a]	3,962,930	0.4%
	OZLM VIII, Ltd.
3,500,000	3.625%, (LIBOR 3M + 1.170%), 10/17/2029, Ser. 2014-8A, Class A1RRa,b	3,472,882	0.4%
	Prosper Marketplace Issuance Trust
4,220,808	3.350%, 10/15/2024, Ser. 2018-2A, Class Aa	4,212,769	0.5%
	Santander Retail Auto Lease Trust
3,550,000	2.220%, 1/20/2021, Ser. 2017-A, Class A3[a]	3,520,820	0.4%
	SoFi Consumer Loan Program, LLC
3,757,905	3.200%, 8/25/2027, Ser. 2018-3, Class A1[a]	3,750,118	0.4%
	Sound Point CLO XX, Ltd.
4,000,000	3.436%, (LIBOR 3M + 1.100%), 7/26/2031, Ser. 2018-2A, Class Aa,b	3,913,904	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (96.0%)	Value	% of Net Assets
Asset-Backed Securities (27.4%) - continued
	Springleaf Funding Trust
$3,565,038	2.900%, 11/15/2029, Ser. 2016-AA, Class Aa	$3,544,347	0.4%
	Towd Point Mortgage Trust
3,502,398	3.106%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[a,b]	3,483,275	0.4%
4,805,518	3.250%, 8/25/2058, Ser. 2018-5, Class A1Aa,b	4,745,735	0.5%
	Upstart Securitization Trust
3,836,116	3.330%, 12/22/2025, Ser. 2018-2, Class Aa	3,830,082	0.4%
	Vericrest Opportunity Loan Trust
5,000,000	4.458%, 10/25/2048, Ser. 2018-NPL9, Class A1Aa,c	5,001,272	0.6%
	Verizon Owner Trust
5,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Aa	5,433,970	0.6%
	World Financial Network Credit Card Master Trust
4,100,000	1.980%, 6/15/2023, Ser. 2017-B, Class A	4,072,268	0.5%
	Other Securities^	135,828,129	15.1%

	Total	246,543,391

Basic Materials (0.8%)
	Other Securities^	6,915,406	0.8%

	Total	6,915,406

Capital Goods (0.8%)
	Other Securities^	7,161,339	0.8%

	Total	7,161,339

Collateralized Mortgage Obligations (8.0%)
	Angel Oak Mortgage Trust I, LLC
4,095,747	3.674%, 7/27/2048, Ser. 2018-2, Class A1[a,b]	4,082,570	0.5%
	Bellemeade Re, Ltd.
4,000,000	3.456%, (LIBOR 1M + 0.950%), 8/25/2028, Ser. 2018-2A, Class M1Aa,b	3,989,876	0.4%
	Civic Mortgage, LLC
4,760,482	4.349%, 11/25/2022, Ser. 2018-2, Class A1[a,c]	4,763,026	0.5%
	Countrywide Alternative Loan Trust
696,639	5.500% - 5.500%, 11/25/2035 - 2/25/2036, Ser. 2005- 49CB, Class A1	650,019	<0.1%
	Ellington Financial Mortgage Trust
3,810,532	3.256%, (LIBOR 1M + 0.750%), 1/25/2019, Ser. 2018-1, Class AFLA[a,b]	3,807,159	0.4%
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
644,171	2.250%, 6/25/2025, Ser. 2010-58, Class PT	643,033	0.1%
	GS Mortgage-Backed Securities Trust
4,950,053	3.750%, 10/25/2057, Ser. 2018-RPL1, Class A1Aa	4,966,851	0.6%
	RCO Mortgage, LLC
3,992,854	4.270%, 12/26/2053, Ser. 2018-VFS1, Class A1[a,b]	4,013,428	0.4%
5,479,255	4.458%, 10/25/2023, Ser. 2018-2, Class A1*,c	5,513,883	0.6%
	Starwood Mortgage Residential Trust
3,919,012	4.121%, 10/25/2048, Ser. 2018-IMC2, Class A1[a,b]	3,950,407	0.4%
	Other Securities^	35,613,055	4.1%

	Total	71,993,307

Commercial Mortgage-Backed Securities (2.4%)
	Cold Storage Trust
5,150,000	3.455%, (LIBOR 1M + 1.000%), 4/15/2024, Ser. 2017-ICE3, Class Aa,b	5,057,922	0.6%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
4,500,000	2.787%, (LIBOR 1M + 0.440%), 10/25/2025, Ser. KBF2, Class Ab	4,499,983	0.5%
	Federal National Mortgage Association - ACES
2,744,232	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[b]	2,774,831	0.3%
	Wells Fargo Commercial Mortgage Trust
5,518,524	2.819%, 8/15/2050, Ser. 2014-LC16, Class A2	5,507,387	0.6%
3,575,000	2.632%, 5/15/2048, Ser. 2015-NXS1, Class A2	3,557,324	0.4%

	Total	21,397,447

Communications Services (2.4%)
	Other Securities^	21,920,694	2.4%

	Total	21,920,694

Consumer Cyclical (2.5%)
	Other Securities^	22,691,500	2.5%

	Total	22,691,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (96.0%)	Value	% of Net Assets
Consumer Non-Cyclical (5.0%)
	Other Securities^	$45,480,402	5.0%

	Total	45,480,402

Energy (3.8%)
	Other Securities^	34,679,466	3.8%

	Total	34,679,466

Financials (17.5%)
	Bank of America Corporation
2,200,000	3.266%, (LIBOR 3M + 0.870%), 4/1/2019[b]	2,203,240	0.2%
1,500,000	3.352%, (LIBOR 3M + 0.770%), 2/5/2026[b]	1,418,082	0.2%
1,500,000	3.046%, (LIBOR 3M + 0.650%), 10/1/2021[b]	1,488,976	0.2%
1,500,000	3.487%, (LIBOR 3M + 1.000%), 4/24/2023[b]	1,483,844	0.2%
1,185,000	3.629%, (LIBOR 3M + 1.160%), 1/20/2023[b]	1,183,977	0.1%
1,100,000	6.100%, 3/17/2025[b,d]	1,083,500	0.1%
500,000	2.816%, 7/21/2023[b]	483,612	0.1%
	Citigroup, Inc.
2,000,000	3.740%, (LIBOR 3M + 1.100%), 5/17/2024[b]	1,951,220	0.2%
1,840,000	3.180%, (LIBOR 3M + 0.770%), 4/8/2019[b]	1,841,567	0.2%
1,725,000	4.168%, (LIBOR 3M + 1.430%), 9/1/2023[b]	1,725,954	0.2%
1,500,000	3.450%, (LIBOR 3M + 0.960%), 4/25/2022[b]	1,480,263	0.2%
	Morgan Stanley
1,750,000	5.000%, 11/24/2025	1,785,226	0.2%
2,050,000	3.414%, (LIBOR 3M + 0.800%), 2/14/2020[b]	2,050,053	0.2%
2,000,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[b]	1,993,440	0.2%
1,600,000	3.887%, (LIBOR 3M + 1.400%), 10/24/2023[b]	1,592,221	0.2%
1,100,000	5.550%, 7/15/2020[b,d]	1,067,550	0.1%
1,000,000	5.450%, 7/15/2019[b,d]	972,620	0.1%
	Other Securities^	132,309,124	14.6%

	Total	158,114,469

Foreign Government (0.7%)
	Other Securities^	6,087,310	0.7%

	Total	6,087,310

Mortgage-Backed Securities (1.8%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
6,750,000	4.500%, 1/1/2049[e]	6,992,938	0.8%
250,000	5.000%, 1/1/2049[e]	261,947	<0.1%
634,917	4.276%, (LIBOR 12M + 1.550%), 7/1/2043[b]	653,591	0.1%
627,391	4.272%, (LIBOR 12M + 1.515%), 1/1/2043[b]	646,375	<0.1%
7,000,000	Government National Mortgage Association Conventional 30- Yr. Pass Through 4.500%, 1/1/2049[e]	7,243,423	0.8%
	Other Securities^	829,157	0.1%

	Total	16,627,431

Technology (1.9%)
	Other Securities^	17,086,393	1.9%

	Total	17,086,393

Transportation (1.5%)
	Other Securities^	13,340,200	1.5%

	Total	13,340,200

U.S. Government & Agencies (16.8%)
	Federal National Mortgage Association
12,500,000	2.875%, 9/12/2023	12,646,350	1.4%
1,000,000	2.500%, 4/13/2021	999,148	0.1%
	U.S. Treasury Bonds
4,285,000	2.250% - 5.500%, 11/15/2027 - 5/15/2046	4,419,284	0.6%
	U.S. Treasury Bonds, TIPS
7,476,924	0.125%, 1/15/2023	7,221,959	0.8%
6,804,395	0.375%, 1/15/2027	6,463,712	0.7%
7,882,268	0.375%, 7/15/2027	7,478,421	0.8%
6,403,260	1.000%, 2/15/2046	6,071,871	0.7%
	U.S. Treasury Notes
10,440,000	1.500%, 10/31/2019	10,342,490	1.2%
39,595,000	1.125%, 8/31/2021	38,214,024	4.2%
19,585,000	2.000%, 11/30/2022	19,229,141	2.1%
9,750,000	2.750%, 7/31/2023	9,853,812	1.1%
8,400,000	1.375% - 2.875%, 11/30/2019 - 7/31/2025	8,347,248	0.9%
	U.S. Treasury Notes, TIPS
20,271,670	0.125%, 4/15/2021	19,712,395	2.2%

	Total	150,999,855

Utilities (2.7%)
	Other Securities^	24,025,454	2.7%

	Total	24,025,454

	Total Long-Term Fixed Income (cost $877,371,784)	865,064,064

Shares	Preferred Stock (0.3%)
Financials (0.3%)
66,000	Citigroup Capital XIII, 8.890%[b]	1,744,380	0.2%
	Other Securities^	812,500	0.1%

	Total	2,556,880

	Total Preferred Stock (cost $2,634,100)	2,556,880

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Common Stock (0.1%)	Value	% of Net Assets
Energy (0.1%)
	Other Securities^	$520,450	0.1%

	Total	520,450

	Total Common Stock (cost $793,888)	520,450

	Collateral Held for Securities Loaned (0.1%)
1,375,263	Thrivent Cash Management Trust	1,375,263	0.1%

	Total Collateral Held for Securities Loaned (cost $1,375,263)	1,375,263

Shares or Principal Amount	Short-Term Investments (4.2%)
	Thrivent Core Short-Term Reserve Fund
3,678,551	2.670%	36,785,512	4.1%
	Other Securities^	1,198,889	0.1%

	Total Short-Term Investments (cost $37,984,392)	37,984,401

	Total Investments (cost $926,255,409) 101.3%	$913,208,279

	Other Assets and Liabilities, Net (1.3%)	(11,990,050)

	Total Net Assets 100.0%	$901,218,229

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $361,538,053 or 40.1% of total net assets.

b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2018.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Portfolio as of December 31, 2018 was $5,513,883 or 0.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2018.

Security	Acquisition Date	Cost
RCO Mortgage, LLC, 10/25/2023	11/1/2018	$5,479,255

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Portfolio as of December 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$1,345,223

Total lending	$1,345,223
Gross amount payable upon return of collateral for securities loaned	$1,375,263

Net amounts due to counterparty	$30,040

Definitions:

ACES	-	Alternative Credit Enhancement Securities
CLO	-	Collateralized Loan Obligation
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,276,268
Gross unrealized depreciation	(17,869,672)

Net unrealized appreciation (depreciation)	$(15,593,404)

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$879,224,791

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Limited Maturity Bond Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	258,679	—	258,679	—
Capital Goods	243,200	—	243,200	—
Communications Services	1,624,888	—	1,624,888	—
Consumer Cyclical	1,014,408	—	834,773	179,635
Consumer Non-Cyclical	1,312,927	—	1,312,927	—
Energy	284,140	—	284,140	—
Financials	535,636	—	535,636	—
Technology	433,343	—	433,343	—
Long-Term Fixed Income
Asset-Backed Securities	246,543,391	—	237,219,791	9,323,600
Basic Materials	6,915,406	—	6,915,406	—
Capital Goods	7,161,339	—	7,161,339	—
Collateralized Mortgage Obligations	71,993,307	—	68,939,410	3,053,897
Commercial Mortgage-Backed Securities	21,397,447	—	21,397,447	—
Communications Services	21,920,694	—	21,920,694	—
Consumer Cyclical	22,691,500	—	22,691,500	—
Consumer Non-Cyclical	45,480,402	—	45,480,402	—
Energy	34,679,466	—	34,679,466	—
Financials	158,114,469	—	158,114,469	—
Foreign Government	6,087,310	—	6,087,310	—
Mortgage-Backed Securities	16,627,431	—	16,627,431	—
Technology	17,086,393	—	17,086,393	—
Transportation	13,340,200	—	13,340,200	—
U.S. Government & Agencies	150,999,855	—	150,999,855	—
Utilities	24,025,454	—	24,025,454	—
Preferred Stock
Financials	2,556,880	1,744,380	812,500	—
Common Stock
Energy	520,450	520,450	—	—
Short-Term Investments	1,198,889	—	1,198,889	—

Subtotal Investments in Securities	$875,047,504	$2,264,830	$860,225,542	$12,557,132

Other Investments *	Total
Affiliated Short-Term Investments	36,785,512
Collateral Held for Securities Loaned	1,375,263

Subtotal Other Investments	$38,160,775

Total Investments at Value	$913,208,279

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	542,589	542,589	—	—

Total Asset Derivatives	$542,589	$542,589	$—	$—

Liability Derivatives
Futures Contracts	2,224,307	2,224,307	—	—

Total Liability Derivatives	$2,224,307	$2,224,307	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents Limited Maturity Bond Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $1,198,889 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	158	March 2019	$33,347,826	$197,549
Ultra 10-Yr. U.S. Treasury Note	85	March 2019	10,711,601	345,040

Total Futures Long Contracts			$44,059,427	$542,589

CBOT 10-Yr. U.S. Treasury Note	(298)	March 2019	($35,456,392)	($904,266)
CBOT 5-Yr. U.S. Treasury Note	(400)	March 2019	(45,106,020)	(768,980)
CBOT U.S. Long Bond	(73)	March 2019	(10,160,450)	(497,550)
CME Ultra Long Term U.S. Treasury Bond	(8)	March 2019	(1,231,739)	(53,511)

Total Futures Short Contracts			($91,954,601)	($2,224,307)

Total Futures Contracts			($47,895,174)	($1,681,718)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$542,589
Total Interest Rate Contracts		542,589

Total Asset Derivatives		$542,589

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	2,224,307
Total Interest Rate Contracts		2,224,307

Total Liability Derivatives		$2,224,307

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	3,022,294
Total Interest Rate Contracts		3,022,294

Total		$3,022,294

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,009,805)
Total Interest Rate Contracts		(2,009,805)

Total		($2,009,805)

The accompanying Notes to Financial Statements are an integral part of this schedule.

LIMITED MATURITY BOND PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents Limited Maturity Bond Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$97,300,370
Futures - Short	(125,200,271)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Limited Maturity Bond Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$33,860	$276,896	$273,970	3,679	$36,786	4.1%

Total Affiliated Short-Term Investments	33,860				36,786	4.1

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	1,468	12,733	12,826	1,375	1,375	0.1

Total Collateral Held for Securities Loaned	1,468				1,375	0.1

Total Value	$35,328				$38,161

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$933

Total Income from Affiliated Investments				$933

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	2

Total Affiliated Income from Securities Loaned, Net				$2

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (95.9%)	Value
Communications Services (6.8%)
123,000	HKT Trust and HKT, Ltd.	$177,185
900	Kakaku.com, Inc.	15,920
11,500	KDDI Corporation	274,792
18,600	NTT DOCOMO, Inc.	417,928
534,000	PCCW, Ltd.	307,488
1,649	Rogers Communications Inc.	84,503
627	RTL Group SA	33,601
3,321	Verizon Communications, Inc.	186,707

	Total	1,498,124

Consumer Discretionary (9.7%)
3,100	ABC-MART, Inc.	171,675
2,800	Benesse Holdings, Inc.	71,228
4,500	Bridgestone Corporation	172,646
3,845	Bunzl plc	116,114
1,183	Burberry Group plc	25,977
286	Carnival Corporation	14,100
92	Hermes International	51,112
1,399	Home Depot, Inc.	240,376
4,927	Marks and Spencer Group plc	15,453
530	McDonald’s Corporation	94,112
22,500	Nissan Motor Company, Ltd.	179,985
910	Ross Stores, Inc.	75,712
2,600	Sankyo Company, Ltd.	98,879
7,900	Sekisui House, Ltd.	116,012
1,800	SHIMAMURA Company, Ltd.	137,836
17,770	SmartCentres Real Estate Investment Trust	401,296
3,120	TJX Companies, Inc.	139,589
2,100	Yahoo Japan Corporation	5,224

	Total	2,127,326

Consumer Staples (14.1%)
4,337	Altria Group, Inc.	214,204
194	Beiersdorf AG	20,235
941	Carlsberg AS	100,103
5,169	Coca-Cola Company	244,752
1,543	Colgate-Palmolive Company	91,839
6,944	Empire Company, Ltd.	146,642
137	George Weston, Ltd.	9,037
1,851	Imperial Brands plc	56,181
17,500	Japan Tobacco, Inc.	415,819
216	Kerry Group plc	21,389
7,679	Koninklijke Ahold Delhaize NV	193,989
3,500	Lawson, Inc.	221,391
1,019	Loblaw Companies, Ltd.	45,613
1,481	Mondelez International, Inc.	59,284
3,017	Nestle SA	244,868
2,350	NH Foods, Ltd.	88,341
3,994	PepsiCo, Inc.	441,257
100	Sundrug Company, Ltd.	2,978
814	Unilever NV	44,096
4,088	Unilever plc	214,632
2,251	Wal-Mart Stores, Inc.	209,681

	Total	3,086,331

Energy (0.9%)
858	Chevron Corporation	93,342
1,645	Exxon Mobil Corporation	112,172

	Total	205,514

Financials (11.8%)
22	Alleghany Corporation	13,713
4,150	Allstate Corporation	342,915
601	American Express Company	57,287
3,521	American Financial Group, Inc.	318,756
3,761	Annaly Capital Management, Inc.	36,933
1,543	Aon plc	224,291
1,249	Arch Capital Group, Ltd.[a]	33,373
1,426	Berkshire Hathaway, Inc.[a]	291,161
1,435	Chubb, Ltd.	185,373
4,643	CI Financial Corporation	58,769
3,138	Direct Line Insurance Group plc	12,756
4,627	Hartford Financial Services Group, Inc.	205,670
2,224	Loews Corporation	101,237
145	Markel Corporation[a]	150,517
2,791	Marsh & McLennan Companies, Inc.	222,582
50,427	Medibank Private, Ltd.	91,292
840	Pargesa Holding SA	60,583
2,396	U.S. Bancorp	109,497
773	W.R. Berkley Corporation	57,132

	Total	2,573,837

Health Care (16.1%)
3,220	Abbott Laboratories	232,903
919	Amgen, Inc.	178,902
3,060	Baxter International, Inc.	201,409
3,012	Danaher Corporation	310,597
2,631	Eli Lilly and Company	304,459
5,491	GlaxoSmithKline plc	104,648
2,087	Johnson & Johnson	269,327
2,335	Medtronic plc	212,392
5,000	Mitsubishi Tanabe Pharma Corporation	72,178
1,348	Novartis AG	115,448
6,334	Novo Nordisk AS	290,902
10,129	Pfizer, Inc.	442,131
1,467	Roche Holding AG	364,196
395	Sonova Holding AG	64,956
1,278	Stryker Corporation	200,327
659	UnitedHealth Group, Inc.	164,170

	Total	3,528,945

Industrials (7.8%)
1,389	AMETEK, Inc.	94,035
1,327	General Dynamics Corporation	208,618
1,246	Honeywell International, Inc.	164,621
821	Lockheed Martin Corporation	214,971
312	Northrop Grumman Corporation	76,409
1,360	Raytheon Company	208,556
9,153	RELX plc	188,739
405	Schindler Holding AG, Participation Certificate	80,414
44	SGS SA	99,045
21,100	Singapore Airport Terminal Services, Ltd.	72,269
778	Societe BIC SA	79,476
7,200	Sumitomo Electric Industries, Ltd.	95,352
1,831	Waste Connections, Inc.	135,952

	Total	1,718,457

Information Technology (11.2%)
298	Accenture plc	42,021
2,312	Amphenol Corporation	187,318
1,486	Automatic Data Processing, Inc.	194,844
8,600	Canon, Inc.	236,635
6,777	CGI Group, Inc.[a]	414,503
6,511	Cisco Systems, Inc.	282,122

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (95.9%)	Value
Information Technology (11.2%) - continued
1,259	Fidelity National Information Services, Inc.	$129,110
1,958	Fiserv, Inc.[a]	143,893
330	International Business Machines Corporation	37,511
1,068	MasterCard, Inc.	201,478
2,057	Microsoft Corporation	208,930
6,279	Oracle Corporation	283,497
1,082	Synopsys, Inc.[a]	91,148

	Total	2,453,010

Materials (1.8%)
82	Givaudan SA	190,131
5,850	Newmont Mining Corporation	202,703

	Total	392,834

Real Estate (6.6%)
1,909	AvalonBay Communities, Inc.	332,261
3,264	Camden Property Trust	287,395
227	Crown Castle International Corporation	24,659
1,700	Daito Trust Construction Company, Ltd.	232,736
4,301	Duke Realty Corporation	111,396
1,700	Equity Residential	112,217
8,000	Hysan Development Company, Ltd.	38,043
2,267	Klepierre SA	70,060
4,500	Link REIT	45,620
17,871	Mirvac Group	28,224
365	Public Storage, Inc.	73,880
265	Regency Centers Corporation	15,550
959	Swiss Prime Site AG	77,680

	Total	1,449,721

Utilities (9.1%)
1,613	Ameren Corporation	105,216
2,423	American Electric Power Company, Inc.	181,095
913	Atmos Energy Corporation	84,654
7,400	Chugoku Electric Power Company, Inc.	96,169
38,000	CLP Holdings, Ltd.	429,434
4,365	CMS Energy Corporation	216,722
1,814	Duke Energy Corporation	156,548
888	Edison International, Inc.	50,412
305	NextEra Energy, Inc.	53,015
8,700	Osaka Gas Company, Ltd.	158,705
1,599	Southern Company	70,228
3,400	Tokyo Gas Company, Ltd.	85,993
1,809	WEC Energy Group, Inc.	125,291
3,464	Xcel Energy, Inc.	170,671

	Total	1,984,153

	Total Common Stock (cost $21,538,857)	21,018,252

Shares or Principal Amount	Short-Term Investments (3.8%)
	Federal Home Loan Bank Discount Notes
250,000	2.320%, 1/29/2019[b,c]	249,554
	Thrivent Core Short-Term Reserve Fund
58,187	2.670%	581,873

	Total Short-Term Investments (cost $831,422)	831,427

	Total Investments (cost $22,370,279) 99.7%	$21,849,679

	Other Assets and Liabilities, Net 0.3%	69,125

	Total Net Assets 100.0%	$21,918,804

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$719,147
Gross unrealized depreciation	(1,303,595)

Net unrealized appreciation (depreciation)	$(584,448)

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$23,027,467

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Low Volatility Equity Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	1,498,124	186,707	1,311,417	—
Consumer Discretionary	2,127,326	563,889	1,563,437	—
Consumer Staples	3,086,331	1,261,017	1,825,314	—
Energy	205,514	205,514	—	—
Financials	2,573,837	2,350,437	223,400	—
Health Care	3,528,945	2,516,617	1,012,328	—
Industrials	1,718,457	1,103,162	615,295	—
Information Technology	2,453,010	1,801,872	651,138	—
Materials	392,834	202,703	190,131	—
Real Estate	1,449,721	957,358	492,363	—
Utilities	1,984,153	1,213,852	770,301	—
Short-Term Investments	249,554	—	249,554	—

Subtotal Investments in Securities	$21,267,806	$12,363,128	$8,904,678	$—

Other Investments *	Total
Affiliated Short-Term Investments	581,873

Subtotal Other Investments	$581,873

Total Investments at Value	$21,849,679

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	9,021	9,021	—	—

Total Liability Derivatives	$9,021	$9,021	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Low Volatility Equity Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $149,732 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
Eurex MSCI World Index	11	March 2019	$602,361	($9,021)

Total Futures Long Contracts			$602,361	($9,021)

Total Futures Contracts			$602,361	($9,021)

Reference Description:

MSCI	-	Morgan Stanley Capital International

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Low Volatility Equity Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$9,021
Total Equity Contracts		9,021

Total Liability Derivatives		$9,021

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

LOW VOLATILITY EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2018

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Low Volatility Equity Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(81,883)
Total Equity Contracts		(81,883)

Total		($81,883)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Low Volatility Equity Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(17,376)
Total Equity Contracts		(17,376)

Total		($17,376)

The following table presents Low Volatility Equity Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$605,657

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Low Volatility Equity Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$1,206	$12,175	$12,799	58	$582	2.7%

Total Affiliated Short-Term Investments	1,206				582	2.7

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	—	399	399	—	—	—

Total Collateral Held for Securities Loaned	—				—	—

Total Value	$1,206				$582

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$15

Total Income from Affiliated Investments				$15

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Common Stock (99.4%)	Value	% of Net Assets
Communications Services (2.5%)
35,463	Live Nation Entertainment, Inc.[a]	$1,746,553	0.5%
	Other Securities^	7,710,355	2.0%

	Total	9,456,908

Consumer Discretionary (11.7%)
10,627	Domino’s Pizza, Inc.	2,635,390	0.7%
864	NVR, Inc.[a]	2,105,559	0.5%
10,258	Pool Corporation	1,524,852	0.4%
46,365	Service Corporation International	1,866,655	0.5%
	Other Securities^	36,132,257	9.6%

	Total	44,264,713

Consumer Staples (2.9%)
18,037	Ingredion, Inc.	1,648,582	0.4%
	Other Securities^	9,533,222	2.5%

	Total	11,181,804

Energy (3.7%)
	Other Securities^	14,112,400	3.7%

	Total	14,112,400

Financials (16.4%)
3,787	Alleghany Corporation	2,360,513	0.6%
17,873	American Financial Group, Inc.	1,618,043	0.4%
60,121	Brown & Brown, Inc.	1,656,935	0.4%
36,786	East West Bancorp, Inc.	1,601,294	0.4%
9,737	FactSet Research Systems, Inc.	1,948,666	0.5%
9,544	MarketAxess Holdings, Inc.	2,016,743	0.5%
16,095	Reinsurance Group of America, Inc.	2,257,002	0.6%
33,459	SEI Investments Company	1,545,806	0.4%
24,718	W.R. Berkley Corporation	1,826,907	0.5%
	Other Securities^	45,185,022	12.1%

	Total	62,016,931

Health Care (9.9%)
25,116	Encompass Health Corporation	1,549,657	0.4%
17,236	Hill-Rom Holdings, Inc.	1,526,248	0.4%
15,972	Molina Healthcare, Inc.[a]	1,856,266	0.5%
21,477	STERIS plc	2,294,817	0.6%
11,632	Teleflex, Inc.	3,006,639	0.8%
18,952	West Pharmaceutical Services, Inc.	1,857,865	0.5%
	Other Securities^	25,631,473	6.7%

	Total	37,722,965

Industrials (15.1%)
42,469	Graco, Inc.	1,777,328	0.5%
19,478	IDEX Corporation	2,459,292	0.7%
9,202	Lennox International, Inc.	2,013,950	0.5%
13,281	Nordson Corporation	1,585,087	0.4%
16,652	Old Dominion Freight Line, Inc.	2,056,355	0.5%
9,116	Teledyne Technologies, Inc.[a]	1,887,650	0.5%
21,783	Wabtec Corporation[b]	1,530,256	0.4%
	Other Securities^	44,098,519	11.6%

	Total	57,408,437

Information Technology (15.4%)
22,215	Arrow Electronics, Inc.[a]	1,531,724	0.4%
32,882	CDK Global, Inc.	1,574,390	0.4%
43,692	Cognex Corporation	1,689,570	0.4%
32,860	Integrated Device Technology, Inc.[a]	1,591,410	0.4%
38,223	Leidos Holdings, Inc.	2,015,117	0.5%
27,347	PTC, Inc.[a]	2,267,066	0.6%
64,337	Trimble, Inc.[a]	2,117,331	0.6%
9,934	Tyler Technologies, Inc.[a]	1,845,936	0.5%
8,009	Ultimate Software Group, Inc.[a]	1,961,164	0.5%
10,942	WEX, Inc.[a]	1,532,537	0.4%
13,796	Zebra Technologies Corporation[a]	2,196,737	0.6%
	Other Securities^	37,939,309	10.1%

	Total	58,262,291

Materials (6.6%)
33,898	RPM International, Inc.	1,992,524	0.5%
58,825	Steel Dynamics, Inc.	1,767,103	0.5%
	Other Securities^	21,268,419	5.6%

	Total	25,028,046

Real Estate (9.6%)
23,882	Camden Property Trust	2,102,810	0.6%
25,573	Kilroy Realty Corporation	1,608,030	0.4%
37,556	Liberty Property Trust	1,572,845	0.4%
40,815	National Retail Properties, Inc.	1,979,936	0.5%
50,901	Omega Healthcare Investors, Inc.	1,789,170	0.5%
	Other Securities^	27,429,147	7.2%

	Total	36,481,938

Utilities (5.6%)
45,198	Aqua America, Inc.	1,545,320	0.4%
29,955	Atmos Energy Corporation	2,777,427	0.7%
50,747	OGE Energy Corporation	1,988,775	0.5%
44,183	UGI Corporation	2,357,163	0.6%
	Other Securities^	12,593,703	3.4%

	Total	21,262,388

	Total Common Stock (cost $366,635,495)	377,198,821

	Collateral Held for Securities Loaned (2.8%)
10,543,803	Thrivent Cash Management Trust	10,543,803	2.8%

	Total Collateral Held for Securities Loaned (cost $10,543,803)	10,543,803

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares or Principal Amount	Short-Term Investments (0.5%)	Value	% of Net Assets
	Thrivent Core Short-Term Reserve Fund
113,323	2.670%	$1,133,226	0.3%
	Other Securities^	748,392	0.2%

	Total Short-Term Investments (cost $1,881,609)	1,881,618

	Total Investments (cost $379,060,907) 102.7%	$389,624,242

	Other Assets and Liabilities, Net (2.7%)	(10,266,751)

	Total Net Assets 100.0%	$379,357,491

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Index Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$10,335,329

Total lending	$10,335,329
Gross amount payable upon return of collateral for securities loaned	$10,543,803

Net amounts due to counterparty	$208,474

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$52,213,394
Gross unrealized depreciation	(43,666,646)

Net unrealized appreciation (depreciation)	$8,546,748

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$382,573,474

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Mid Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	9,456,908	9,456,908	—	—
Consumer Discretionary	44,264,713	44,264,713	—	—
Consumer Staples	11,181,804	11,181,804	—	—
Energy	14,112,400	14,112,400	—	—
Financials	62,016,931	62,016,931	—	—
Health Care	37,722,965	37,722,965	—	—
Industrials	57,408,437	57,408,437	—	—
Information Technology	58,262,291	58,262,291	—	—
Materials	25,028,046	25,028,046	—	—
Real Estate	36,481,938	36,481,938	—	—
Utilities	21,262,388	21,262,388	—	—
Short-Term Investments	748,392	—	748,392	—

Subtotal Investments in Securities	$377,947,213	$377,198,821	$748,392	$—

Other Investments *	Total
Affiliated Short-Term Investments	1,133,226
Collateral Held for Securities Loaned	10,543,803

Subtotal Other Investments	$11,677,029

Total Investments at Value	$389,624,242

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	6,913	6,913	—	—

Total Asset Derivatives	$6,913	$6,913	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Mid Cap Index Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $748,392 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CME E-mini S&P Mid-Cap 400 Index	9	March 2019	$1,489,067	$6,913

Total Futures Long Contracts			$1,489,067	$6,913

Total Futures Contracts			$1,489,067	$6,913

Reference Description:

CME	- Chicago Mercantile Exchange
S&P	- Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$6,913
Total Equity Contracts		6,913

Total Asset Derivatives		$6,913

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,272,942)
Total Equity Contracts		(1,272,942)

Total		($1,272,942)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(17,846)
Total Equity Contracts		(17,846)

Total		($17,846)

The following table presents Mid Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$9,900,070

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$6,215	$75,061	$80,143	113	$1,133	0.3%

Total Affiliated Short-Term Investments	6,215				1,133	0.3

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	26,704	103,005	119,165	10,544	10,544	2.8

Total Collateral Held for Securities Loaned	26,704				10,544	2.8

Total Value	$32,919				$11,677

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$210

Total Income from Affiliated Investments				$210

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	58

Total Affiliated Income from Securities Loaned, Net				$58

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (95.5%)	Value
Communications Services (3.0%)
788,250	DISH Network Corporation[a]	$19,682,602
958,775	Twitter, Inc.[a]	27,555,194

	Total	47,237,796

Consumer Discretionary (8.4%)
1,414,525	American Axle & Manufacturing Holdings, Inc.[a]	15,701,227
235,550	Dollar Tree, Inc.[a]	21,274,876
170,975	Expedia Group, Inc.	19,260,334
172,725	Lululemon Athletica, Inc.[a]	21,005,087
224,050	RHa,b	26,845,671
814,486	Toll Brothers, Inc.	26,821,024

	Total	130,908,219

Consumer Staples (2.1%)
992,330	Hain Celestial Group, Inc.[a]	15,738,354
341,625	TreeHouse Foods, Inc.[a]	17,323,804

	Total	33,062,158

Energy (4.0%)
1,966,700	Callon Petroleum Company[a]	12,763,883
197,450	Diamondback Energy, Inc.	18,303,615
1,315,125	Patterson-UTI Energy, Inc.	13,611,543
1,522,185	WPX Energy, Inc.[a]	17,276,800

	Total	61,955,841

Financials (18.9%)
1,078,800	Ally Financial, Inc.	24,445,608
1,091,900	Assured Guaranty, Ltd.	41,797,932
636,800	E*TRADE Financial Corporation	27,942,784
321,571	First Republic Bank	27,944,520
1,900,925	Huntington Bancshares, Inc.	22,659,026
2,387,250	KeyCorp	35,283,555
34,640	Markel Corporation[a]	35,958,052
1,119,650	Radian Group, Inc.	18,317,474
1,441,375	Zions Bancorporations NA	58,721,617

	Total	293,070,568

Health Care (8.2%)
235,325	Edwards Lifesciences Corporation[a]	36,044,730
1,039,936	Halozyme Therapeutics, Inc.[a]	15,214,264
11,800	Jazz Pharmaceuticals, Inc.[a]	1,462,728
109,375	Ligand Pharmaceuticals, Inc.[a]	14,842,187
203,650	Neurocrine Biosciences, Inc.[a]	14,542,647
220,653	Universal Health Services, Inc.	25,719,314
1,035,200	Valeant Pharmaceuticals International, Inc.[a]	19,120,144

	Total	126,946,014

Industrials (20.5%)
149,425	Acuity Brands, Inc.	17,176,404
431,350	AGCO Corporation	24,013,254
327,800	Brink’s Company	21,192,270
532,425	CSX Corporation	33,079,565
239,025	Huntington Ingalls Industries, Inc.	45,488,848
241,637	Oshkosh Corporation	14,814,764
302,625	SiteOne Landscape Supply, Inc.[a]	16,726,084
1,153,212	Southwest Airlines Company	53,601,294
420,850	United Continental Holdings, Inc.[a]	35,237,771
244,130	Verisk Analytics, Inc.[a]	26,619,935
276,850	WABCO Holdings, Inc.[a]	29,717,079

	Total	317,667,268

Information Technology (14.3%)
1,043,348	Advanced Micro Devices, Inc.[a]	19,260,204
693,650	Akamai Technologies, Inc.[a]	42,368,142
236,400	Alliance Data Systems Corporation	35,478,912
162,375	ANSYS, Inc.[a]	23,209,883
725,300	Ciena Corporation[a]	24,594,923
197,725	Red Hat, Inc.[a]	34,728,419
555,572	Teradata Corporation[a]	21,311,742
648,772	Teradyne, Inc.	20,358,465

	Total	221,310,690

Materials (4.5%)
491,500	Ball Corporation	22,599,170
1,273,125	Owens-Illinois, Inc.[a]	21,948,675
850,563	Steel Dynamics, Inc.	25,550,913

	Total	70,098,758

Real Estate (7.9%)

184,350	Alexandria Real Estate Equities, Inc.	21,244,494
262,500	Camden Property Trust	23,113,125
195,150	Digital Realty Trust, Inc.	20,793,232
835,800	Duke Realty Corporation	21,647,220
1,208,548	Host Hotels & Resorts, Inc.	20,146,495
399,475	QTS Realty Trust, Inc.	14,800,549

	Total	121,745,115

Utilities (3.7%)
316,050	Entergy Corporation	27,202,424
567,900	Public Service Enterprise Group, Inc.	29,559,195

	Total	56,761,619

	Total Common Stock (cost $1,330,521,552)	1,480,764,046

	Collateral Held for Securities Loaned (1.1%)
16,827,750	Thrivent Cash Management Trust	16,827,750

	Total Collateral Held for Securities Loaned (cost $16,827,750)	16,827,750

	Short-Term Investments (4.4%)
6,891,560	Thrivent Core Short-Term Reserve Fund
	2.670%	68,915,600
	Total Short-Term Investments (cost $68,915,600)	68,915,600

	Total Investments (cost $1,416,264,902) 101.0%	$1,566,507,396

	Other Assets and Liabilities, Net (1.0%)	(16,165,135)

	Total Net Assets 100.0%	$1,550,342,261

a	Non-income producing security.
b	All or a portion of the security is on loan.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2018

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Stock Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$16,595,070

Total lending	$16,595,070
Gross amount payable upon return of collateral for securities loaned	$16,827,750

Net amounts due to counterparty	$232,680

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$279,149,439
Gross unrealized depreciation	(129,255,144)

Net unrealized appreciation (depreciation)	$149,894,295

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$1,416,613,101

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	47,237,796	47,237,796	—	—
Consumer Discretionary	130,908,219	130,908,219	—	—
Consumer Staples	33,062,158	33,062,158	—	—
Energy	61,955,841	61,955,841	—	—
Financials	293,070,568	293,070,568	—	—
Health Care	126,946,014	126,946,014	—	—
Industrials	317,667,268	317,667,268	—	—
Information Technology	221,310,690	221,310,690	—	—
Materials	70,098,758	70,098,758	—	—
Real Estate	121,745,115	121,745,115	—	—
Utilities	56,761,619	56,761,619	—	—

Subtotal Investments in Securities	$1,480,764,046	$1,480,764,046	$—	$—

Other Investments *	Total
Affiliated Short-Term Investments	68,915,600
Collateral Held for Securities Loaned	16,827,750

Subtotal Other Investments	$85,743,350

Total Investments at Value	$1,566,507,396

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$88,972	$253,129	$273,185	6,892	$68,916	4.4%

Total Affiliated Short-Term Investments	88,972				68,916	4.4

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	30,797	185,958	199,927	16,828	16,828	1.1

Total Collateral Held for Securities Loaned	30,797				16,828	1.1

Total Value	$119,769				$85,744

The accompanying Notes to Financial Statements are an integral part of this schedule.

MID CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2018

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$2,177

Total Income from Affiliated Investments				$2,177

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	94

Total Affiliated Income from Securities Loaned, Net				$94

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (2.0%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$12,065,735	0.1%

	Total	12,065,735

Capital Goods (0.2%)
	Other Securities^	16,567,545	0.2%

	Total	16,567,545

Communications Services (0.4%)
	Other Securities^	39,091,647	0.4%

	Total	39,091,647

Consumer Cyclical (0.2%)
	Other Securities^	22,066,315	0.2%

	Total	22,066,315

Consumer Non-Cyclical (0.4%)
	Other Securities^	36,115,569	0.4%

	Total	36,115,569

Energy (0.2%)
	Other Securities^	14,375,516	0.2%

	Total	14,375,516

Financials (0.3%)
	Other Securities^	27,715,884	0.3%

	Total	27,715,884

Technology (0.1%)
	Other Securities^	10,436,837	0.1%

	Total	10,436,837

Utilities (0.1%)
	Other Securities^	8,605,847	0.1%

	Total	8,605,847

	Total Bank Loans (cost $198,096,759)	187,040,895

Shares	Registered Investment Companies (36.1%)
Affiliated (35.4%)
18,548,722	Thrivent Core Emerging Markets Debt Fund	169,164,346	1.8%
10,367,405	Thrivent Core International Equity Fund	88,641,313	0.9%
29,045,830	Thrivent Core Low Volatility Equity Fund	283,487,301	3.0%
39,695,622	Thrivent High Yield Portfolio	175,803,969	1.9%
56,128,050	Thrivent Income Portfolio	541,635,684	5.8%
25,138,557	Thrivent Large Cap Stock Portfolio	308,130,831	3.3%
33,377,026	Thrivent Large Cap Value Portfolio	548,100,832	5.9%
33,174,423	Thrivent Limited Maturity Bond Portfolio	322,548,276	3.4%
18,441,059	Thrivent Mid Cap Stock Portfolio	315,657,449	3.4%
54,199,100	Thrivent Partner Worldwide Allocation Portfolio	476,513,068	5.1%
4,945,929	Thrivent Small Cap Stock Portfolio	85,792,587	0.9%

	Total	3,315,475,656

Unaffiliated (0.7%)
87,216	SPDR S&P 500 ETF Trust[a]	21,797,023	0.2%
	Other Securities^	39,238,326	0.5%

	Total	61,035,349

	Total Registered Investment Companies (cost $3,209,932,210)	3,376,511,005

	Long-Term Fixed Income (30.9%)
Asset-Backed Securities (1.2%)
	U.S. Small Business Administration
$421,545	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	428,067	<0.1%
	Other Securities^	116,051,314	1.2%

	Total	116,479,381

Basic Materials (0.5%)
	Other Securities^	47,886,977	0.5%

	Total	47,886,977

Capital Goods (0.6%)
	Other Securities^	56,128,095	0.6%

	Total	56,128,095

Collateralized Mortgage Obligations (0.7%)
	Federal Home Loan Mortgage Corporation
7,590,090	3.000% - 4.000%, 7/15/2031 - 2/15/2033, Ser. 4104, Class KIb	837,079	<0.1%
	Federal National Mortgage Association
5,856,478	3.500%, 1/25/2033, Ser. 2012-150, Class YIb	733,975	<0.1%
	Other Securities^	60,216,038	0.7%

	Total	61,787,092

Commercial Mortgage-Backed Securities (1.5%)
	Federal Home Loan Mortgage Corporation - REMIC
22,400,000	3.859%, 11/25/2028, Ser. K086, Class A2[c]	23,287,779	0.2%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value	% of Net Assets
Commercial Mortgage-Backed Securities (1.5%) - continued
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
$3,800,000	3.900%, 4/25/2028, Ser. K076, Class A2[d]	$3,965,914	<0.1%
8,000,000	3.900%, 8/25/2028, Ser. K081, Class A2[c,d]	8,341,590	0.1%
	Federal National Mortgage Association
12,119,473	3.640% - 3.730%,
	6/1/2028 - 7/1/2028	12,478,933	0.1%
	Federal National Mortgage Association - ACES
7,250,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[c]	7,056,315	0.1%
5,800,000	3.052%, 3/25/2028, Ser. 2018-M7, Class A2[c]	5,644,848	0.1%
5,750,000	2.785%, 2/25/2027, Ser. 2017-M2, Class A2[c]	5,550,729	0.1%
3,825,000	2.485%, 12/25/2026, Ser. 2017-M3, Class A2[c]	3,612,531	<0.1%
	Federal National Mortgage Association Grantor Trust
7,565,525	2.898%, 6/25/2027, Ser. 2017-T1, Class Ad	7,221,976	0.1%
	Other Securities^	63,629,480	0.7%

	Total	140,790,095

Communications Services (1.3%)
	Other Securities^	117,171,094	1.3%

	Total	117,171,094

Consumer Cyclical (0.8%)
	Other Securities^	78,206,883	0.8%

	Total	78,206,883

Consumer Non-Cyclical (1.6%)
	Other Securities^	147,256,461	1.6%

	Total	147,256,461

Energy (1.3%)
	Other Securities^	122,489,627	1.3%

	Total	122,489,627

Financials (3.5%)
	Other Securities^	328,650,617	3.5%

	Total	328,650,617

Foreign Government (<0.1%)
	Other Securities^	2,016,798	<0.1%

	Total	2,016,798

Mortgage-Backed Securities (8.5%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
90,995,000	4.000%, 1/1/2049[e]	92,762,976	1.0%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,403,639	3.000%, 3/15/2045, Ser.
	4741, Class GA	1,397,704	<0.1%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
208,825,000	3.500%, 1/1/2049[e]	208,854,010	2.2%
210,150,000	4.000%, 1/1/2049[e]	214,291,640	2.3%
185,918,000	4.500%, 1/1/2049[e]	192,609,345	2.1%
47,775,000	5.000%, 1/1/2049[e]	50,058,009	0.5%
1,524,933	4.288%, (LIBOR 12M + 1.540%), 7/1/2043[c]	1,569,070	<0.1%
854,766	4.276%, (LIBOR 12M + 1.550%), 7/1/2043[c]	879,906	<0.1%
569,954	4.280%, (LIBOR 12M + 1.530%), 8/1/2043[c]	587,733	<0.1%
	Government National Mortgage Association Conventional 30- Yr. Pass Through
30,400,000	4.500%, 1/1/2049[e]	31,457,152	0.4%

	Total	794,467,545

Technology (0.8%)
	Other Securities^	71,229,280	0.8%

	Total	71,229,280

Transportation (0.1%)
	Other Securities^	12,764,397	0.1%

	Total	12,764,397

U.S. Government & Agencies (7.6%)
	Federal National Mortgage Association
540,000	6.250%, 5/15/2029	692,915	<0.1%
	Federal National Mortgage Association - ACES
9,025,000	3.640%, 8/25/2030, Ser. 2018-M12, Class A2[c]	9,090,554	0.1%
	U.S. Treasury Bonds
76,750,000	2.875%, 5/15/2028	77,984,303	0.8%
68,926,000	2.500%, 5/15/2046	62,275,929	0.7%
16,460,000	2.250% - 5.250%,
	5/15/2027 - 5/15/2042	17,963,513	0.1%
	U.S. Treasury Bonds, TIPS
37,143,606	0.125%, 1/15/2023	35,876,999	0.4%
33,027,486	0.375%, 1/15/2027	31,373,863	0.3%
32,531,798	0.375%, 7/15/2027	30,865,037	0.3%
1,303,439	0.750% - 2.375%,
	1/15/2025 - 2/15/2042	1,233,979	<0.1%
	U.S. Treasury Notes
92,255,000	1.500%, 10/31/2019[f,g]	91,393,338	1.0%
58,410,000	1.750%, 11/30/2019	57,951,390	0.6%
63,255,000	1.375%, 9/30/2020	62,003,348	0.7%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value	% of Net Assets
U.S. Government & Agencies (7.6%) - continued
$36,909,000	1.125%, 8/31/2021	$35,621,705	0.4%
23,355,000	1.875%, 7/31/2022	22,870,721	0.2%
19,500,000	2.000%, 11/30/2022	19,145,685	0.2%
27,885,000	2.125%, 7/31/2024	27,278,983	0.3%
33,950,000	2.250%, 11/15/2024	33,367,875	0.4%
70,449,261	0.750% - 2.750%, 10/15/2019 - 7/15/2028	69,566,585	0.9%
	U.S. Treasury Notes, TIPS
19,639,373	0.125% - 0.625%, 4/15/2021 - 4/15/2023	19,263,516	0.2%

	Total	705,820,238

Utilities (0.9%)
	Other Securities^	80,308,357	0.9%

	Total	80,308,357

	Total Long-Term Fixed Income (cost $2,929,287,359)	2,883,452,937

Shares	Common Stock (27.1%)
Communications Services (1.7%)
39,173	Alphabet, Inc., Class Ah	40,934,218	0.5%
14,533	Alphabet, Inc., Class Ch	15,050,520	0.2%
221,615	Facebook, Inc.[h]	29,051,510	0.3%
	Other Securities^	69,984,303	0.7%

	Total	155,020,551

Consumer Discretionary (3.1%)
37,051	Amazon.com, Inc.[h]	55,649,490	0.6%
10,497	Booking Holdings, Inc.[h]	18,080,243	0.2%
86,157	McDonald’s Corporation	15,298,898	0.2%
292,237	NIKE, Inc.	21,666,451	0.3%
	Other Securities^	175,795,267	1.8%

	Total	286,490,349

Consumer Staples (1.0%)
309,532	Monster Beverage Corporation[h]	15,235,165	0.2%
	Other Securities^	77,312,715	0.8%

	Total	92,547,880

Energy (1.0%)
	Other Securities^	91,157,698	1.0%

	Total	91,157,698

Financials (4.3%)
981,427	Bank of America Corporation	24,182,361	0.3%
484,973	Citigroup, Inc.	25,247,694	0.3%
267,953	Intercontinental Exchange, Inc.	20,184,900	0.2%
	Other Securities^	333,828,011	3.5%

	Total	403,442,966

Health Care (4.0%)
144,245	Johnson & Johnson	18,614,817	0.2%
365,646	Pfizer, Inc.	15,960,448	0.2%
162,671	UnitedHealth Group, Inc.	40,524,600	0.4%
95,680	Vertex Pharmaceuticals, Inc.[h]	15,855,133	0.2%
	Other Securities^	280,395,357	3.0%

	Total	371,350,355

Industrials (3.6%)

53,192	Boeing Company	17,154,420	0.2%
285,017	CSX Corporation	17,708,106	0.2%
193,641	Honeywell International, Inc.	25,583,849	0.3%
101,799	Norfolk Southern Corporation	15,223,022	0.2%
	Other Securities^	264,568,147	2.7%

	Total	340,237,544

Information Technology (6.3%)
247,574	Apple, Inc.	39,052,323	0.4%
849,948	Cisco Systems, Inc.	36,828,247	0.4%
207,618	MasterCard, Inc.	39,167,136	0.4%
539,993	Microsoft Corporation	54,847,089	0.6%
356,209	PayPal Holdings, Inc.[h]	29,953,615	0.3%
95,105	Red Hat, Inc.[h]	16,704,242	0.2%
262,461	Salesforce.com, Inc.[h]	35,949,283	0.4%
268,350	Visa, Inc.	35,406,099	0.4%
210,560	Xilinx, Inc.	17,933,395	0.2%
	Other Securities^	281,134,361	3.0%

	Total	586,975,790

Materials (0.8%)
	Other Securities^	73,072,186	0.8%

	Total	73,072,186

Real Estate (1.0%)
	Other Securities^	97,814,601	1.0%

	Total	97,814,601

Utilities (0.3%)
	Other Securities^	31,678,767	0.3%

	Total	31,678,767

	Total Common Stock (cost $2,222,939,865)	2,529,788,687

	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
	Other Securities^	57,891	<0.1%

	Total	57,891

	Total Preferred Stock (cost $60,922)	57,891

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Collateral Held for Securities Loaned (0.6%)	Value	% of Net Assets
60,281,212	Thrivent Cash Management Trust	$60,281,212	0.6%

	Total Collateral Held for Securities Loaned (cost $60,281,212)	60,281,212

Shares or Principal Amount	Short-Term Investments (12.2%)
	Federal Home Loan Bank
	Discount Notes
17,250,000	2.240%, 1/16/2019[f,i]	17,234,026	0.2%
	Thrivent Core Short-Term Reserve Fund
109,749,181	2.670%	1,097,491,806	11.8%
	Other Securities^	20,604,794	0.2%

	Total Short-Term Investments (cost $1,135,329,912)	1,135,330,626

	Total Investments (cost $9,755,928,239) 108.9%	$10,172,463,253

	Other Assets and Liabilities, Net (8.9%)	(827,527,894)

	Total Net Assets 100.0%	$9,344,935,359

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	All or a portion of the security is on loan.
b

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

c

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

d	All or a portion of the security is insured or guaranteed.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
h	Non-income producing security.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Portfolio as of December 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$14,903,066
Common Stock	44,170,245

Total lending	$59,073,311
Gross amount payable upon return of
collateral for securities loaned	$60,281,212

Net amounts due to counterparty	$1,207,901

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$778,114,812
Gross unrealized depreciation	(380,227,109)

Net unrealized appreciation (depreciation)	$397,887,703

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$10,326,165,097

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Moderate Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	12,065,735	—	7,831,310	4,234,425
Capital Goods	16,567,545	—	16,567,545	—
Communications Services	39,091,647	—	38,424,674	666,973
Consumer Cyclical	22,066,315	—	19,428,510	2,637,805
Consumer Non-Cyclical	36,115,569	—	36,115,569	—
Energy	14,375,516	—	13,504,306	871,210
Financials	27,715,884	—	27,321,961	393,923
Technology	10,436,837	—	10,436,837	—
Utilities	8,605,847	—	5,516,641	3,089,206
Long-Term Fixed Income
Asset-Backed Securities	116,479,381	—	112,882,981	3,596,400
Basic Materials	47,886,977	—	47,886,977	—
Capital Goods	56,128,095	—	56,128,095	—
Collateralized Mortgage Obligations	61,787,092	—	61,787,092	—
Commercial Mortgage-Backed Securities	140,790,095	—	140,790,095	—
Communications Services	117,171,094	—	117,171,094	—
Consumer Cyclical	78,206,883	—	78,206,883	—
Consumer Non-Cyclical	147,256,461	—	147,256,461	—
Energy	122,489,627	—	122,489,627	—
Financials	328,650,617	—	328,650,617	—
Foreign Government	2,016,798	—	2,016,798	—
Mortgage-Backed Securities	794,467,545	—	794,467,545	—
Technology	71,229,280	—	71,229,280	—
Transportation	12,764,397	—	12,764,397	—
U.S. Government & Agencies	705,820,238	—	705,820,238	—
Utilities	80,308,357	—	80,308,357	—
Registered Investment Companies
Affiliated	2,774,182,696	2,774,182,696	—	—
Unaffiliated	61,035,349	61,035,349	—	—
Common Stock
Communications Services	155,020,551	150,246,772	4,773,779	—
Consumer Discretionary	286,490,349	273,181,607	13,308,742	—
Consumer Staples	92,547,880	82,276,071	10,271,809	—
Energy	91,157,698	89,058,532	2,099,166	—
Financials	403,442,966	393,167,758	10,275,208	—
Health Care	371,350,355	362,323,990	9,026,365	—
Industrials	340,237,544	327,757,360	12,480,184	—
Information Technology	586,975,790	579,561,055	7,414,735	—
Materials	73,072,186	64,236,588	8,835,589	9
Real Estate	97,814,601	94,772,149	3,042,452	—
Utilities	31,678,767	30,302,090	1,376,677	—
Preferred Stock
Consumer Staples	57,891	—	57,891	—
Short-Term Investments	37,838,820	—	37,838,820	—

Subtotal Investments in Securities	$8,473,397,275	$5,282,102,017	$3,175,805,307	$15,489,951

Other Investments *	Total
Affiliated Registered Investment Companies	541,292,960
Affiliated Short-Term Investments	1,097,491,806
Collateral Held for Securities Loaned	60,281,212

Subtotal Other Investments	$1,699,065,978

Total Investments at Value	$10,172,463,253

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	61,670,169	61,670,169	—	—

Total Asset Derivatives	$61,670,169	$61,670,169	$—	$ —

Liability Derivatives
Futures Contracts	52,712,292	52,712,292	—	—
Credit Default Swaps	852,942	—	852,942	—

Total Liability Derivatives	$53,565,234	$52,712,292	$852,942	$ —

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Moderate Allocation Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $67,618,059 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	308	March 2019	$36,696,300	$884,514
CBOT 5-Yr. U.S. Treasury Note	1,075	March 2019	121,192,791	2,096,272
CBOT U.S. Long Bond	1,429	March 2019	198,881,261	9,752,739
CME E-mini S&P 500 Index	7,567	March 2019	990,680,948	(42,838,528)
CME Ultra Long Term U.S. Treasury Bond	222	March 2019	33,791,561	1,874,126
ICE mini MSCI EAFE Index	3,994	March 2019	348,678,466	(5,993,266)
ICE US mini MSCI Emerging Markets Index	2,553	March 2019	124,625,524	(1,213,504)

Total Futures Long Contracts			$1,854,546,851	($35,437,647)

CBOT 2-Yr. U.S. Treasury Note	(1,238)	March 2019	($261,001,449)	($1,841,426)
CME E-mini NASDAQ 100 Index	(2,881)	March 2019	(381,811,521)	16,889,656
CME E-mini Russell 2000 Index	(4,112)	March 2019	(291,461,393)	14,106,993
CME E-mini S&P Mid-Cap 400 Index	(2,033)	March 2019	(353,991,129)	16,065,869
Ultra 10-Yr. U.S. Treasury Note	(197)	March 2019	(24,799,824)	(825,568)

Total Futures Short Contracts			($1,313,065,316)	$44,395,524

Total Futures Contracts			$541,481,535	$8,957,877

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents Moderate Allocation Portfolio’s swaps contracts held as of December 31, 2018. Investments totaling $3,478,207 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments/ (Receipts)	Value[3]	Unrealized Gain/(Loss)
CDX HY 31, 5 Year, at 5.00%, Quarterly	Sell	12/20/2023	($57,700,000)	$—	($852,942)	($852,942)
Total Credit Default Swaps				$—	($852,942)	($852,942)

1

As the buyer of protection, Moderate Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderate Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderate Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$47,062,518
Total Equity Contracts		47,062,518
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	14,607,651
Total Interest Rate Contracts		14,607,651

Total Asset Derivatives		$61,670,169

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	50,045,298
Total Equity Contracts		50,045,298
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	2,666,994
Total Interest Rate Contracts		2,666,994
Credit Contracts
Credit Default Swaps	Net Assets - Distributable earnings/(accumulated loss)	852,942
Total Credit Contracts		852,942

Total Liability Derivatives		$53,565,234

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(11,366,576)
Total Equity Contracts		(11,366,576)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	407,578
Options Purchased	Net realized gains/(losses) on Investments	1,132,031
Futures	Net realized gains/(losses) on Futures contracts	(14,057,349)
Total Interest Rate Contracts		(12,517,740)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	283,296
Total Credit Contracts		283,296

Total		($23,601,020)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/ (depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(6,499,951)
Total Equity Contracts		(6,499,951)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	11,964,551
Total Interest Rate Contracts		11,964,551
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(852,942)
Total Credit Contracts		(852,942)

Total		$4,611,658

The following table presents Moderate Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$1,100,036,163
Futures - Short	(983,929,848)
Interest Rate Contracts
Futures - Long	343,088,615
Futures - Short	(292,112,584)
Purchased Options	17,383,134
Written Options	(13,585,113)
Credit Contracts
Credit Default Swaps - Sell Protection	200,590

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$157,883	$23,943	$—	18,549	$169,164	1.8%
Core International Equity	101,342	3,004	—	10,367	88,641	0.9
Core Low Volatility Equity	—	289,311	—	29,046	283,487	3.0
High Yield	181,814	10,541	—	39,696	175,804	1.9
Income	554,481	24,088	—	56,128	541,636	5.8
Large Cap Stock	336,126	24,025	—	25,139	308,131	3.3
Large Cap Value	600,310	31,160	—	33,377	548,101	5.9
Limited Maturity Bond	319,257	7,992	—	33,174	322,548	3.4
Mid Cap Stock	354,525	27,877	—	18,441	315,657	3.4
Partner Worldwide Allocation	642,668	35,336	77,000	54,199	476,513	5.1
Small Cap Stock	99,369	8,218	3,813	4,946	85,793	0.9

Total Affiliated Registered Investment Companies	3,347,775				3,315,475	35.4

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	932,140	1,753,021	1,587,669	109,749	1,097,492	11.8

Total Affiliated Short-Term Investments	932,140				1,097,492	11.8

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	21,084	425,749	386,552	60,281	60,281	0.6

Total Collateral Held for Securities Loaned	21,084				60,281	0.6

Total Value	$4,300,999				$4,473,248

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$—	$(12,661)	—	$7,183
Core International Equity	—	(15,704)	—	3,004
Core Low Volatility Equity	—	(5,824)	6,420	4,892
High Yield	—	(16,551)	—	10,546
Income	—	(36,934)	4,144	20,007
Large Cap Stock	—	(52,020)	19,792	4,233
Large Cap Value	—	(83,369)	23,042	8,118
Limited Maturity Bond	—	(4,700)	—	7,998
Mid Cap Stock	—	(66,744)	26,666	1,210
Partner Worldwide Allocation	(31,276)	(93,216)	18,168	17,169
Small Cap Stock	358	(18,340)	7,804	414
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	—	—	—	24,640

Total Income from Affiliated Investments				$109,414

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	506

Total Affiliated Income from Securities Loaned, Net				$506

Total Value	$(30,918)	$(406,063)	$106,036

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (1.1%)	Value	% of Net Assets
Basic Materials (0.1%)
	Other Securities^	$4,380,887	0.1%

	Total	4,380,887

Capital Goods (0.1%)
	Other Securities^	4,202,767	0.1%

	Total	4,202,767

Communications Services (0.2%)
	Other Securities^	14,945,467	0.2%

	Total	14,945,467

Consumer Cyclical (0.1%)
	Other Securities^	7,210,059	0.1%

	Total	7,210,059

Consumer Non-Cyclical (0.2%)
	Other Securities^	13,351,260	0.2%

	Total	13,351,260

Energy (0.1%)
	Other Securities^	4,690,731	0.1%

	Total	4,690,731

Financials (0.2%)
	Other Securities^	9,796,577	0.2%

	Total	9,796,577

Technology (0.1%)
	Other Securities^	3,870,445	0.1%

	Total	3,870,445

Utilities (<0.1%)
	Other Securities^	3,250,971	<0.1%

	Total	3,250,971

	Total Bank Loans (cost $69,654,501)	65,699,164

Shares	Registered Investment Companies (42.6%)
Affiliated (41.6%)
6,425,084	Thrivent Core Emerging Markets Debt Fund	58,596,768	1.0%
21,771,549	Thrivent Core International Equity Fund	186,146,742	3.2%
19,329,059	Thrivent Core Low Volatility Equity Fund	188,651,620	3.3%
12,169,724	Thrivent High Yield Portfolio	53,897,275	0.9%
16,486,952	Thrivent Income Portfolio	159,099,082	2.7%
27,128,888	Thrivent Large Cap Stock Portfolio	332,526,923	5.7%
23,989,535	Thrivent Large Cap Value Portfolio	393,944,146	6.8%
9,924,260	Thrivent Limited Maturity Bond Portfolio	96,491,591	1.7%
22,324,213	Thrivent Mid Cap Stock Portfolio	382,125,795	6.6%
54,248,760	Thrivent Partner Worldwide Allocation Portfolio	476,949,669	8.2%
5,079,219	Thrivent Small Cap Stock Portfolio	88,104,649	1.5%

	Total	2,416,534,260

Unaffiliated (1.0%)
72,015	SPDR S&P 500 ETF Trust[a]	17,997,989	0.3%
	Other Securities^	33,314,330	0.7%

	Total	51,312,319

	Total Registered Investment Companies (cost $2,364,530,202)	2,467,846,579

	Common Stock (34.5%)
Communications Services (2.0%)
33,270	Alphabet, Inc., Class Ab	34,765,819	0.6%
10,531	Alphabet, Inc., Class Cb	10,906,009	0.2%
188,466	Facebook, Inc.[b]	24,706,008	0.4%
	Other Securities^	46,387,765	0.8%

	Total	116,765,601

Consumer Discretionary (4.1%)
31,301	Amazon.com, Inc.[b]	47,013,163	0.8%
8,992	Booking Holdings, Inc.[b]	15,488,001	0.3%
73,774	McDonald’s Corporation	13,100,049	0.2%
43,034	Netflix, Inc.[b]	11,518,480	0.2%
250,333	NIKE, Inc.	18,559,689	0.3%
	Other Securities^	133,053,539	2.3%

	Total	238,732,921

Consumer Staples (1.3%)
264,415	Monster Beverage Corporation[b]	13,014,506	0.2%
	Other Securities^	64,451,833	1.1%

	Total	77,466,339

Energy (1.1%)
	Other Securities^	61,787,372	1.1%

	Total	61,787,372

Financials (5.2%)
615,336	Bank of America Corporation	15,161,879	0.3%
320,418	Citigroup, Inc.	16,680,961	0.3%
228,299	Intercontinental Exchange, Inc.	17,197,764	0.3%
	Other Securities^	255,836,835	4.3%

	Total	304,877,439

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Common Stock (34.5%)	Value	% of Net Assets
Health Care (5.2%)
130,525	BioMarin Pharmaceutical, Inc.[b]	$11,114,204	0.2%
90,051	Johnson & Johnson	11,621,082	0.2%
51,175	Thermo Fisher Scientific, Inc.	11,452,453	0.2%
127,795	UnitedHealth Group, Inc.	31,836,290	0.6%
81,543	Vertex Pharmaceuticals, Inc.[b]	13,512,491	0.2%
	Other Securities^	220,092,171	3.8%

	Total	299,628,691

Industrials (4.7%)
39,750	Boeing Company	12,819,375	0.2%
202,540	CSX Corporation	12,583,810	0.2%
145,065	Honeywell International, Inc.	19,165,988	0.3%
79,072	Norfolk Southern Corporation	11,824,427	0.2%
	Other Securities^	215,030,924	3.8%

	Total	271,424,524

Information Technology (8.4%)
199,077	Apple, Inc.	31,402,406	0.5%
83,371	Autodesk, Inc.[b]	10,722,344	0.2%
547,956	Cisco Systems, Inc.	23,742,933	0.4%
188,769	Dolby Laboratories, Inc.	11,673,475	0.2%
172,440	MasterCard, Inc.	32,530,806	0.6%
408,542	Microsoft Corporation	41,495,611	0.7%
305,132	PayPal Holdings, Inc.[b]	25,658,550	0.5%
72,111	Red Hat, Inc.[b]	12,665,576	0.2%
224,826	Salesforce.com, Inc.[b]	30,794,417	0.5%
229,871	Visa, Inc.	30,329,180	0.5%
179,629	Xilinx, Inc.	15,299,002	0.3%
	Other Securities^	222,957,889	3.8%

	Total	489,272,189

Materials (0.9%)
	Other Securities^	49,991,353	0.9%

	Total	49,991,353

Real Estate (1.2%)
	Other Securities^	68,682,725	1.2%

	Total	68,682,725

Utilities (0.4%)
	Other Securities^	22,633,560	0.4%

	Total	22,633,560

	Total Common Stock (cost $1,759,530,243)	2,001,262,714

Principal Amount	Long-Term Fixed Income (17.9%)
Asset-Backed Securities (0.7%)
	U.S. Small Business Administration
$240,281	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	243,998	<0.1%
	Other Securities^	37,908,639	0.7%

	Total	38,152,637

Basic Materials (0.3%)
	Other Securities^	16,783,322	0.3%

	Total	16,783,322

Capital Goods (0.3%)
	Other Securities^	18,435,279	0.3%

	Total	18,435,279

Collateralized Mortgage Obligations (0.4%)
	Federal National Mortgage Association
1,723,715	3.500%, 1/25/2033, Ser. 2012-150, Class YIc	216,028	<0.1%
	Other Securities^	23,561,731	0.4%

	Total	23,777,759

Commercial Mortgage-Backed Securities (0.8%)
	Federal National Mortgage Association
4,934,171	3.640% - 3.730%, 6/1/2028 - 7/1/2028	5,084,733	<0.1%
	Federal National Mortgage Association - ACES
2,375,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[d]	2,311,552	0.1%
1,850,000	3.052%, 3/25/2028, Ser. 2018-M7, Class A2[d]	1,800,512	<0.1%
1,800,000	2.785%, 2/25/2027, Ser. 2017-M2, Class A2[d]	1,737,619	<0.1%
1,200,000	2.485%, 12/25/2026, Ser. 2017-M3, Class A2[d]	1,133,343	<0.1%
	Federal National Mortgage Association Grantor Trust
2,396,998	2.898%, 6/25/2027, Ser. 2017-T1, Class Ae	2,288,151	0.1%
	Other Securities^	32,931,276	0.6%

	Total	47,287,186

Communications Services (0.7%)
	Other Securities^	38,200,512	0.7%

	Total	38,200,512

Consumer Cyclical (0.5%)
	Other Securities^	28,480,980	0.5%

	Total	28,480,980

Consumer Non-Cyclical (0.8%)
	Other Securities^	48,965,720	0.8%

	Total	48,965,720

Energy (0.7%)
	Other Securities^	41,274,657	0.7%

	Total	41,274,657

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value	% of Net Assets

Financials (1.9%)
	Other Securities^	$112,505,700	1.9%

	Total	112,505,700

Foreign Government (<0.1%)
	Other Securities^	535,170	<0.1%

	Total	535,170

Mortgage-Backed Securities (5.0%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
$32,925,000	4.000%, 1/1/2049[f]	33,564,712	0.6%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
70,550,000	3.500%, 1/1/2049[f]	70,559,801	1.2%
83,455,000	4.000%, 1/1/2049[f]	85,099,733	1.4%
71,915,000	4.500%, 1/1/2049[f]	74,503,281	1.3%
16,800,000	5.000%, 1/1/2049[f]	17,602,816	0.3%
217,791	4.276%, (LIBOR 12M + 1.550%), 7/1/2043[d]	224,197	<0.1%
97,901	4.288%, (LIBOR 12M + 1.540%), 7/1/2043[d]	100,734	<0.1%
36,467	4.280%, (LIBOR 12M + 1.530%), 8/1/2043[d]	37,605	<0.1%
	Other Securities^	10,689,577	0.2%

	Total	292,382,456

Technology (0.4%)
	Other Securities^	24,001,162	0.4%

	Total	24,001,162

Transportation (0.1%)
	Other Securities^	4,062,962	0.1%

	Total	4,062,962

U.S. Government & Agencies (4.8%)
	Federal National Mortgage Association
405,000	6.250%, 5/15/2029	519,686	<0.1%
	Federal National Mortgage Association - ACES
3,250,000	3.640%, 8/25/2030, Ser. 2018-M12, Class A2[d]	3,273,607	0.1%
	U.S. Treasury Bonds
16,415,000	2.250%, 11/15/2027	15,868,644	0.3%
19,500,000	2.875%, 5/15/2028	19,813,601	0.3%
10,915,000	3.000%, 5/15/2042	10,945,835	0.2%
25,124,000	2.500%, 5/15/2046	22,700,003	0.4%
10,450,000	2.375% - 5.250%, 5/15/2027 - 8/15/2047	11,319,285	0.3%
	U.S. Treasury Bonds, TIPS
30,738,259	0.375%, 7/15/2027	29,163,390	0.5%
9,310,684	0.125% - 2.375%, 1/15/2023 - 2/15/2042	8,984,327	0.1%
	U.S. Treasury Notes
22,640,000	1.125%, 8/31/2021	21,850,373	0.4%
13,070,000	1.875%, 7/31/2022	12,798,986	0.2%
27,490,000	2.000%, 11/30/2022	26,990,507	0.5%
11,580,000	2.500%, 3/31/2023	11,581,610	0.2%
13,340,000	2.125%, 11/30/2024	13,021,741	0.2%
45,500,000	2.875%, 5/31/2025	46,295,657	0.8%
17,414,653	0.750% - 2.250%, 10/31/2019 - 7/15/2028	17,095,408	0.2%
	U.S. Treasury Notes, TIPS
4,796,609	0.125% - 0.625%, 4/15/2021 - 4/15/2023	4,697,167	0.1%

	Total	276,919,827

Utilities (0.5%)
	Other Securities^	26,234,950	0.5%

	Total	26,234,950

	Total Long-Term Fixed Income (cost $1,051,420,370)	1,038,000,279

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
	Other Securities^	33,642	<0.1%

	Total	33,642

	Total Preferred Stock (cost $35,404)	33,642

	Collateral Held for Securities Loaned (0.8%)
47,513,413	Thrivent Cash Management Trust	47,513,413	0.8%

	Total Collateral Held for Securities Loaned (cost $47,513,413)	47,513,413

Shares or Principal Amount	Short-Term Investments (8.8%)
	Federal Home Loan Bank Discount Notes
16,800,000	2.240%, 1/16/2019[g,h]	16,784,443	0.3%
	U.S. Treasury Bills
1,270,000	2.339% - 2.347%, 2/21/2019 - 3/21/2019[g,i]	1,265,449	<0.1%
	Thrivent Core Short-Term Reserve Fund
45,810,276	2.670%	458,102,761	7.9%
	Other Securities^	31,832,658	0.6%

	Total Short-Term Investments (cost $507,984,393)	507,985,311

	Total Investments (cost $5,800,668,526) 105.7%	$6,128,341,102

	Other Assets and Liabilities, Net (5.7%)	(329,177,597)

	Total Net Assets 100.0%	$5,799,163,505

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	All or a portion of the security is on loan.
b	Non-income producing security.
c

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

d

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

e	All or a portion of the security is insured or guaranteed.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
i	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Portfolio as of December 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$4,891,066
Common Stock	41,848,187

Total lending	$46,739,253
Gross amount payable upon return of collateral for securities loaned	$47,513,413

Net amounts due to counterparty	$774,160

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange- traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$644,322,842
Gross unrealized depreciation	(326,946,279)

Net unrealized appreciation (depreciation)	$317,376,563

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$6,102,820,429

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Moderately Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	4,380,887	—	3,074,573	1,306,314
Capital Goods	4,202,767	—	4,202,767	—
Communications Services	14,945,467	—	14,721,917	223,550
Consumer Cyclical	7,210,059	—	6,292,973	917,086
Consumer Non-Cyclical	13,351,260	—	13,351,260	—
Energy	4,690,731	—	4,300,853	389,878
Financials	9,796,577	—	9,626,363	170,214
Technology	3,870,445	—	3,870,445	—
Utilities	3,250,971	—	1,948,752	1,302,219
Registered Investment Companies
Affiliated	1,983,139,130	1,983,139,130	—	—
Unaffiliated	51,312,319	51,312,319	—	—
Common Stock
Communications Services	116,765,601	114,005,764	2,759,837	—
Consumer Discretionary	238,732,921	231,008,449	7,724,472	—
Consumer Staples	77,466,339	71,501,442	5,964,897	—
Energy	61,787,372	60,565,286	1,222,086	—
Financials	304,877,439	298,882,388	5,995,051	—
Health Care	299,628,691	294,383,060	5,245,631	—
Industrials	271,424,524	264,195,231	7,229,293	—
Information Technology	489,272,189	484,952,788	4,319,401	—
Materials	49,991,353	44,871,143	5,120,204	6
Real Estate	68,682,725	66,914,803	1,767,922	—
Utilities	22,633,560	21,832,859	800,701	—
Long-Term Fixed Income
Asset-Backed Securities	38,152,637	—	37,233,557	919,080
Basic Materials	16,783,322	—	16,783,322	—
Capital Goods	18,435,279	—	18,435,279	—
Collateralized Mortgage Obligations	23,777,759	—	23,777,759	—
Commercial Mortgage-Backed Securities	47,287,186	—	47,287,186	—
Communications Services	38,200,512	—	38,200,512	—
Consumer Cyclical	28,480,980	—	28,480,980	—
Consumer Non-Cyclical	48,965,720	—	48,965,720	—
Energy	41,274,657	—	41,274,657	—
Financials	112,505,700	—	112,505,700	—
Foreign Government	535,170	—	535,170	—
Mortgage-Backed Securities	292,382,456	—	292,382,456	—
Technology	24,001,162	—	24,001,162	—
Transportation	4,062,962	—	4,062,962	—
U.S. Government & Agencies	276,919,827	—	276,919,827	—
Utilities	26,234,950	—	26,234,950	—
Preferred Stock
Consumer Staples	33,642	—	33,642	—
Short-Term Investments	49,882,550	—	49,882,550	—

Subtotal Investments in Securities	$5,189,329,798	$3,987,564,662	$1,196,536,789	$5,228,347

Other Investments *	Total
Affiliated Registered Investment Companies	433,395,130
Affiliated Short-Term Investments	458,102,761
Collateral Held for Securities Loaned	47,513,413

Subtotal Other Investments	$939,011,304

Total Investments at Value	$6,128,341,102

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	47,884,910	47,884,910	—	—

Total Asset Derivatives	$47,884,910	$47,884,910	$—	$—

Liability Derivatives
Futures Contracts	48,845,535	48,845,535	—	—
Credit Default Swaps	295,647	—	295,647	—

Total Liability Derivatives	$49,141,182	$48,845,535	$295,647	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Aggressive Allocation Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $48,617,101 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 5-Yr. U.S. Treasury Note	236	March 2019	$26,606,045	$460,205
CBOT U.S. Long Bond	472	March 2019	65,690,661	3,221,339
CME E-mini S&P 500 Index	7,684	March 2019	1,006,361,802	(43,863,962)
ICE mini MSCI EAFE Index	1,645	March 2019	143,609,590	(2,468,590)
ICE US mini MSCI Emerging Markets Index	1,884	March 2019	91,967,930	(895,370)

Total Futures Long Contracts			$1,334,236,028	($43,546,378)

CBOT 10-Yr. U.S. Treasury Note	(310)	March 2019	($36,884,166)	($940,680)
CBOT 2-Yr. U.S. Treasury Note	(100)	March 2019	(21,082,508)	(148,742)
CME E-mini NASDAQ 100 Index	(2,444)	March 2019	(323,895,115)	14,325,855
CME E-mini Russell 2000 Index	(2,728)	March 2019	(193,363,465)	9,359,865
CME E-mini S&P Mid-Cap 400 Index	(2,596)	March 2019	(452,024,766)	20,517,646
CME Ultra Long Term U.S. Treasury Bond	(13)	March 2019	(1,979,410)	(109,121)
Ultra 10-Yr. U.S. Treasury Note	(100)	March 2019	(12,588,743)	(419,070)

Total Futures Short Contracts			($1,041,818,173)	$42,585,753

Total Futures Contracts			$292,417,855	($960,625)

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents Moderately Aggressive Allocation Portfolio’s swaps contracts held as of December 31, 2018. Investments totaling $1,208,640 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments/ (Receipts)	Value[3]	Unrealized Gain/(Loss)
CDX HY 31, 5 Year, at 5.00%, Quarterly	Sell	12/20/2023	($20,000,000)	$—	($295,647)	($295,647)
Total Credit Default Swaps				$—	($295,647)	($295,647)

1

As the buyer of protection, Moderately Aggressive Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Aggressive Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderately Aggressive Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$44,203,366
Total Equity Contracts		44,203,366
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	3,681,544
Total Interest Rate Contracts		3,681,544

Total Asset Derivatives		$47,884,910

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	47,227,922
Total Equity Contracts		47,227,922
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	1,617,613
Total Interest Rate Contracts		1,617,613
Credit Contracts
Credit Default Swaps	Net Assets - Distributable earnings/(accumulated loss)	295,647
Total Credit Contracts		295,647

Total Liability Derivatives		$49,141,182

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	7,420,446
Total Equity Contracts		7,420,446
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	127,695
Options Purchased	Net realized gains/(losses) on Investments	380,039
Futures	Net realized gains/(losses) on Futures contracts	(1,867,246)
Total Interest Rate Contracts		(1,359,512)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	98,196
Total Credit Contracts		98,196

Total		$6,159,130

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(5,585,153)
Total Equity Contracts		(5,585,153)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,972,482
Total Interest Rate Contracts		1,972,482
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(295,647)
Total Credit Contracts		(295,647)

Total		($3,908,318)

The following table presents Moderately Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$1,102,996,062
Futures - Short	(967,056,040)
Interest Rate Contracts
Futures - Long	79,895,004
Futures - Short	(78,453,801)
Purchased Options	5,835,766
Written Options	(4,258,300)
Credit Contracts
Credit Default Swaps - Sell Protection	69,529

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Moderately Aggressive Allocation Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$50,142	$11,073	$—	6,425	$58,597	1.0%
Core International Equity	212,818	6,308	—	21,772	186,147	3.2
Core Low Volatility Equity	—	192,527	—	19,329	188,652	3.3
High Yield	55,740	3,232	—	12,170	53,897	0.9
Income	162,872	7,076	—	16,487	159,099	2.7
Large Cap Stock	362,738	25,927	—	27,129	332,527	5.7
Large Cap Value	431,469	22,396	—	23,990	393,944	6.8
Limited Maturity Bond	95,507	2,391	—	9,924	96,492	1.7
Mid Cap Stock	429,178	33,747	—	22,324	382,126	6.6
Partner Worldwide Allocation	563,734	30,996	—	54,249	476,950	8.2
Small Cap Stock	125,101	8,440	26,431	5,079	88,105	1.5

Total Affiliated Registered Investment Companies	2,489,299				2,416,536	41.6

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	458,099	1,020,010	1,020,006	45,810	458,103	7.9

Total Affiliated Short-Term Investments	458,099				458,103	7.9

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	15,016	318,493	285,996	47,513	47,513	0.8

Total Collateral Held for Securities Loaned	15,016				47,513	0.8

Total Value	$2,962,414				$2,922,152

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$—	$(4,273)	—	$2,405
Core International Equity	—	(32,979)	—	6,308
Core Low Volatility Equity	—	(3,876)	4,272	3,255
High Yield	—	(5,074)	—	3,233
Income	—	(10,849)	1,217	5,877
Large Cap Stock	—	(56,139)	21,359	4,569
Large Cap Value	—	(59,921)	16,561	5,835
Limited Maturity Bond	—	(1,406)	—	2,393
Mid Cap Stock	—	(80,798)	32,281	1,465
Partner Worldwide Allocation	—	(117,780)	15,936	15,060
Small Cap Stock	3,909	(22,915)	8,015	425
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	—	—	—	10,790

Total Income from Affiliated Investments				$61,615

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	454

Total Affiliated Income from Securities Loaned, Net				$454

Total Value	$3,909	$(396,010)	$99,641

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (2.9%)	Value	% of Net Assets
Basic Materials (0.2%)
	Other Securities^	$8,310,067	0.2%

	Total	8,310,067

Capital Goods (0.3%)
	Other Securities^	14,229,992	0.3%

	Total	14,229,992

Communications Services (0.7%)
	Other Securities^	31,750,931	0.7%

	Total	31,750,931

Consumer Cyclical (0.3%)
	Other Securities^	13,906,630	0.3%

	Total	13,906,630

Consumer Non-Cyclical (0.4%)
	Other Securities^	20,019,947	0.4%

	Total	20,019,947

Energy (0.2%)
	Other Securities^	11,414,541	0.2%

	Total	11,414,541

Financials (0.4%)
	Other Securities^	19,637,933	0.4%

	Total	19,637,933

Technology (0.3%)
	Other Securities^	13,172,952	0.3%

	Total	13,172,952

Utilities (0.1%)
	Other Securities^	5,107,565	0.1%

	Total	5,107,565

	Total Bank Loans (cost $145,567,062)	137,550,558

	Long-Term Fixed Income (44.8%)

Asset-Backed Securities (1.7%)
	U.S. Small Business Administration
$181,264	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	184,069	<0.1%
	Other Securities^	81,528,269	1.7%

	Total	81,712,338

Basic Materials (0.7%)
	Other Securities^	35,397,394	0.7%

	Total	35,397,394

Capital Goods (1.0%)
	Other Securities^	42,980,447	1.0%

	Total	42,980,447

Collateralized Mortgage Obligations (1.1%)
	Federal Home Loan Mortgage Corporation
10,860,146	3.000% - 4.000%, 4/15/2028 - 2/15/2033, Ser. 4104, Class KIa	1,074,691	<0.1%
	Federal National Mortgage Association
6,569,817	3.500%, 1/25/2033, Ser. 2012-150, Class YIa	823,376	<0.1%
	Other Securities^	50,243,015	1.1%

	Total	52,141,082

Commercial Mortgage-Backed Securities (2.1%)
	Federal Home Loan Mortgage Corporation - REMIC
15,700,000	3.859%, 11/25/2028, Ser. K086, Class A2[b]	16,322,238	0.3%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
3,000,000	3.900%, 4/25/2028, Ser. K076, Class A2[c]	3,130,985	0.1%
5,800,000	3.900%, 8/25/2028, Ser. K081, Class A2[b,c]	6,047,652	0.1%
	Federal National Mortgage Association
6,450,000	3.640% - 3.710%, 6/1/2028 - 7/1/2028	6,621,280	0.2%
	Federal National Mortgage Association - ACES
5,000,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	4,866,424	0.1%
4,400,000	3.052%, 3/25/2028, Ser. 2018-M7, Class A2[b]	4,282,299	0.1%
4,250,000	2.785%, 2/25/2027, Ser. 2017-M2, Class A2[b]	4,102,713	0.1%
2,825,000	2.485%, 12/25/2026, Ser. 2017-M3, Class A2[b]	2,668,078	<0.1%
	Federal National Mortgage Association Grantor Trust
5,592,995	2.898%, 6/25/2027, Ser. 2017-T1, Class Ac	5,339,018	0.1%
	Other Securities^	48,020,395	1.0%

	Total	101,401,082

Communications Services (1.8%)
	Other Securities^	86,409,993	1.8%

	Total	86,409,993

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (44.8%)	Value	% of Net Assets
Consumer Cyclical (1.3%)
	Other Securities^	$64,290,754	1.3%

	Total	64,290,754

Consumer Non-Cyclical (2.3%)
	Other Securities^	110,171,167	2.3%

	Total	110,171,167

Energy (1.9%)
	Other Securities^	93,153,161	1.9%

	Total	93,153,161

Financials (5.3%)
	Other Securities^	256,432,206	5.3%

	Total	256,432,206

Foreign Government (<0.1%)
	Other Securities^	1,174,402	<0.1%

	Total	1,174,402

Mortgage-Backed Securities (12.0%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
$68,590,000	4.000%, 1/1/2049[d]	69,922,661	1.4%
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,122,911	3.000%, 3/15/2045, Ser. 4741, Class GA	1,118,163	<0.1%
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
147,625,000	3.500%, 1/1/2049[d]	147,645,508	3.1%
135,100,000	4.000%, 1/1/2049[d]	137,762,554	2.9%
150,830,000	4.500%, 1/1/2049[d]	156,258,498	3.2%
36,125,000	5.000%, 1/1/2049[d]	37,851,294	0.8%
620,151	4.276%, (LIBOR 12M + 1.550%), 7/1/2043[b]	638,391	<0.1%
	Government National Mortgage Association Conventional 30- Yr. Pass Through
27,700,000	4.500%, 1/1/2049[d]	28,663,260	0.6%

	Total	579,860,329

Technology (1.1%)
	Other Securities^	54,524,381	1.1%

	Total	54,524,381

Transportation (0.2%)
	Other Securities^	10,015,125	0.2%

	Total	10,015,125

U.S. Government & Agencies (11.0%)
	Federal National Mortgage Association
205,000	6.250%, 5/15/2029	263,051	<0.1%
	Federal National Mortgage Association - ACES
6,700,000	3.640%, 8/25/2030, Ser. 2018-M12, Class A2[b]	6,748,666	0.2%
	U.S. Treasury Bonds
34,750,000	2.875%, 5/15/2028	35,308,854	0.7%
27,658,000	2.500%, 5/15/2046	24,989,520	0.5%
10,735,000	2.250% - 4.375%, 5/15/2027 - 8/15/2047	10,657,413	0.3%
	U.S. Treasury Bonds, TIPS
16,542,352	0.125%, 1/15/2023	15,978,253	0.3%
24,495,822	0.375%, 1/15/2027	23,269,363	0.5%
29,223,830	0.375%, 7/15/2027	27,726,552	0.6%
564,371	0.750% - 2.375%, 1/15/2025 - 2/15/2042	530,889	<0.1%
	U.S. Treasury Notes
14,000,000	1.000%, 10/15/2019	13,823,359	0.3%
35,530,000	1.500%, 10/31/2019	35,198,150	0.7%
22,270,000	1.750%, 11/30/2019	22,095,146	0.5%
69,580,000	1.375%, 9/30/2020	68,203,193	1.4%
21,800,000	2.750%, 11/30/2020	21,894,672	0.4%
10,250,000	1.375%, 5/31/2021	9,984,923	0.2%
58,454,000	1.125%, 8/31/2021	56,415,269	1.2%
22,380,000	1.875%, 7/31/2022	21,915,938	0.5%
60,030,000	2.000%, 11/30/2022	58,939,255	1.2%
12,780,000	2.125%, 7/31/2024	12,502,256	0.3%
18,910,000	2.250%, 11/15/2024	18,585,759	0.4%
14,224,347	0.750%, 7/15/2028	13,924,299	0.3%
11,885,000	1.375% - 2.500%, 3/31/2020 - 9/30/2023	11,828,348	0.2%
	U.S. Treasury Notes, TIPS
14,374,584	0.625%, 4/15/2023	14,136,512	0.3%
2,133,860	0.125%, 4/15/2021	2,074,989	<0.1%

	Total	526,994,629

Utilities (1.3%)
	Other Securities^	60,862,007	1.3%

	Total	60,862,007

	Total Long-Term Fixed Income (cost $2,194,767,516)	2,157,520,497

Shares	Registered Investment Companies (31.0%)
Affiliated (30.5%)
13,928,455	Thrivent Core Emerging Markets Debt Fund	127,027,506	2.7%
5,287,377	Thrivent Core International Equity Fund	45,207,076	0.9%
9,298,845	Thrivent Core Low Volatility Equity Fund	90,756,726	1.9%
27,510,270	Thrivent High Yield Portfolio	121,837,482	2.5%
38,345,458	Thrivent Income Portfolio	370,033,674	7.7%
2,834,852	Thrivent Large Cap Stock Portfolio	34,747,632	0.7%
9,713,107	Thrivent Large Cap Value Portfolio	159,503,787	3.3%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Registered Investment Companies (31.0%)	Value	% of Net Assets
Affiliated (30.5%) - continued
24,205,759	Thrivent Limited Maturity Bond Portfolio	$235,347,752	4.9%
4,644,086	Thrivent Mid Cap Stock Portfolio	79,493,285	1.7%
18,370,385	Thrivent Partner Worldwide Allocation Portfolio	161,510,585	3.4%
2,311,295	Thrivent Small Cap Stock Portfolio	40,091,953	0.8%

	Total	1,465,557,458

Unaffiliated (0.5%)
144,000	iShares Short-Term Corporate Bond ETF	7,436,160	0.2%
30,837	SPDR S&P 500 ETF Trust[e]	7,706,783	0.2%
	Other Securities^	8,998,902	0.1%

	Total	24,141,845

	Total Registered Investment Companies (cost $1,476,197,164)	1,489,699,303

	Common Stock (18.4%)
Communications Services (1.3%)
13,491	Alphabet, Inc., Class Af	14,097,555	0.3%
6,714	Alphabet, Inc., Class Cf	6,953,086	0.2%
76,199	Facebook, Inc.[f]	9,988,927	0.2%
182,059	Verizon Communications, Inc.	10,235,357	0.2%
	Other Securities^	19,576,514	0.4%

	Total	60,851,439

Consumer Discretionary (1.9%)
12,847	Amazon.com, Inc.[f]	19,295,809	0.4%
87,120	Lowe’s Companies, Inc.	8,046,403	0.2%
99,528	NIKE, Inc.	7,379,006	0.2%
	Other Securities^	56,702,091	1.1%

	Total	91,423,309

Consumer Staples (0.7%)
	Other Securities^	32,055,878	0.7%

	Total	32,055,878

Energy (0.8%)
74,835	Chevron Corporation	8,141,300	0.2%
	Other Securities^	32,605,108	0.6%

	Total	40,746,408

Financials (3.2%)
552,264	Bank of America Corporation	13,607,785	0.3%
251,381	Citigroup, Inc.	13,086,895	0.3%
	Other Securities^	125,812,766	2.6%

	Total	152,507,446

Health Care (2.8%)
77,914	Johnson & Johnson	10,054,802	0.2%
116,560	Merck & Company, Inc.	8,906,350	0.2%
180,437	Pfizer, Inc.	7,876,075	0.2%
64,774	UnitedHealth Group, Inc.	16,136,499	0.3%
	Other Securities^	94,580,992	1.9%

	Total	137,554,718

Industrials (2.3%)
23,760	Boeing Company	7,662,600	0.2%
83,735	Honeywell International, Inc.	11,063,068	0.2%
	Other Securities^	93,466,441	1.9%

	Total	112,192,109

Information Technology (4.1%)
94,691	Apple, Inc.	14,936,558	0.3%
453,712	Cisco Systems, Inc.	19,659,341	0.4%
73,559	MasterCard, Inc.	13,876,905	0.3%
232,680	Microsoft Corporation	23,633,308	0.5%
121,316	PayPal Holdings, Inc.[f]	10,201,462	0.2%
89,388	Salesforce.com, Inc.[f]	12,243,474	0.3%
91,394	Visa, Inc.	12,058,524	0.3%
	Other Securities^	90,369,996	1.8%

	Total	196,979,568

Materials (0.5%)
	Other Securities^	22,593,221	0.5%

	Total	22,593,221

Real Estate (0.5%)
	Other Securities^	26,325,901	0.5%

	Total	26,325,901

Utilities (0.3%)
	Other Securities^	13,678,057	0.3%

	Total	13,678,057

	Total Common Stock (cost $770,545,498)	886,908,054

	Collateral Held for Securities Loaned (0.5%)
25,341,268	Thrivent Cash Management Trust	25,341,268	0.5%

	Total Collateral Held for Securities Loaned (cost $25,341,268)	25,341,268

Shares or Principal Amount	Short-Term Investments (14.6%)
	Federal Home Loan Mortgage Corporation Discount Notes
350,000	2.355%, 2/13/2019[g,h]	349,020	<0.1%
	U.S. Treasury Bills
2,620,000	2.316% - 2.347%, 2/5/2019 - 3/21/2019[g,i]	2,608,027	<0.1%
	Thrivent Core Short-Term Reserve Fund
67,905,634	2.670%	679,056,342	14.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares or Principal Amount	Short-Term Investments (14.6%)	Value	% of Net Assets
	Other Securities^	$22,198,344	0.5%

	Total Short-Term Investments (cost $704,211,273)	704,211,733

	Total Investments (cost $5,316,629,781) 112.2%	$5,401,231,413

	Other Assets and Liabilities, Net (12.2%)	(588,067,023)

	Total Net Assets 100.0%	$4,813,164,390

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the security is insured or guaranteed.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	All or a portion of the security is on loan.
f	Non-income producing security.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
i	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Portfolio as of December 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$11,059,691
Common Stock	13,758,996

Total lending	$24,818,687
Gross amount payable upon return of collateral for securities loaned	$25,341,268

Net amounts due to counterparty	$522,581

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are a family of exchange- traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 12M	-	ICE Libor USD Rate 12 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$258,174,058
Gross unrealized depreciation	(181,376,261)

Net unrealized appreciation (depreciation)	$76,797,797

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$5,586,197,579

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Moderately Conservative Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	8,310,067	—	6,048,985	2,261,082
Capital Goods	14,229,992	—	14,229,992	—
Communications Services	31,750,931	—	31,289,881	461,050
Consumer Cyclical	13,906,630	—	11,954,276	1,952,354
Consumer Non-Cyclical	20,019,947	—	20,019,947	—
Energy	11,414,541	—	10,759,930	654,611
Financials	19,637,933	—	19,360,728	277,205
Technology	13,172,952	—	13,172,952	—
Utilities	5,107,565	—	2,864,326	2,243,239
Long-Term Fixed Income
Asset-Backed Securities	81,712,338	—	79,714,338	1,998,000
Basic Materials	35,397,394	—	35,397,394	—
Capital Goods	42,980,447	—	42,980,447	—
Collateralized Mortgage Obligations	52,141,082	—	52,141,082	—
Commercial Mortgage-Backed Securities	101,401,082	—	101,401,082	—
Communications Services	86,409,993	—	86,409,993	—
Consumer Cyclical	64,290,754	—	64,290,754	—
Consumer Non-Cyclical	110,171,167	—	110,171,167	—
Energy	93,153,161	—	93,153,161	—
Financials	256,432,206	—	256,432,206	—
Foreign Government	1,174,402	—	1,174,402	—
Mortgage-Backed Securities	579,860,329	—	579,860,329	—
Technology	54,524,381	—	54,524,381	—
Transportation	10,015,125	—	10,015,125	—
U.S. Government & Agencies	526,994,629	—	526,994,629	—
Utilities	60,862,007	—	60,862,007	—
Registered Investment Companies
Affiliated	1,202,566,150	1,202,566,150	—	—
Unaffiliated	24,141,845	24,141,845	—	—
Common Stock
Communications Services	60,851,439	60,851,439	—	—
Consumer Discretionary	91,423,309	91,423,309	—	—
Consumer Staples	32,055,878	32,055,878	—	—
Energy	40,746,408	40,746,408	—	—
Financials	152,507,446	152,507,446	—	—
Health Care	137,554,718	137,554,718	—	—
Industrials	112,192,109	112,192,109	—	—
Information Technology	196,979,568	196,979,568	—	—
Materials	22,593,221	22,593,219	—	2
Real Estate	26,325,901	26,325,901	—	—
Utilities	13,678,057	13,678,057	—	—
Short-Term Investments	25,155,391	—	25,155,391	—

Subtotal Investments in Securities	$4,433,842,495	$2,113,616,047	$2,310,378,905	$9,847,543

Other Investments *	Total
Affiliated Registered Investment Companies	262,991,308
Affiliated Short-Term Investments	679,056,342
Collateral Held for Securities Loaned	25,341,268

Subtotal Other Investments	$967,388,918

Total Investments at Value	$5,401,231,413

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	22,319,344	22,319,344	—	—

Total Asset Derivatives	$22,319,344	$22,319,344	$—	$—

Liability Derivatives
Futures Contracts	16,413,772	16,413,772	—	—
Credit Default Swaps	628,250	—	628,250	—

Total Liability Derivatives	$17,042,022	$16,413,772	$628,250	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Moderately Conservative Allocation Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $19,859,626 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	266	March 2019	$31,692,259	$763,899
CBOT 5-Yr. U.S. Treasury Note	353	March 2019	39,796,330	688,357
CBOT U.S. Long Bond	1,559	March 2019	216,974,028	10,639,972
CME E-mini S&P 500 Index	2,146	March 2019	281,701,056	(12,893,096)
ICE mini MSCI EAFE Index	1,026	March 2019	89,562,803	(1,532,003)
ICE US mini MSCI Emerging Markets Index	886	March 2019	43,250,172	(420,932)

Total Futures Long Contracts			$702,976,648	($2,753,803)

CBOT 2-Yr. U.S. Treasury Note	(1,054)	March 2019	($222,209,634)	($1,567,741)
CME E-mini NASDAQ 100 Index	(840)	March 2019	(111,321,286)	4,922,686
CME E-mini Russell 2000 Index	(1,130)	March 2019	(79,962,738)	3,744,238
CME E-mini S&P Mid-Cap 400 Index	(198)	March 2019	(34,471,752)	1,560,192

Total Futures Short Contracts			($447,965,410)	$8,659,375

Total Futures Contracts			$255,011,238	$5,905,572

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
NASDAQ	-	National Association of Securities Dealers
Automated Quotations
S&P	-	Standard & Poor’s

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents Moderately Conservative Allocation Portfolio’s swaps contracts held as of December 31, 2018. Investments totaling $2,588,093 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Credit Default Swaps	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments/ (Receipts)	Value[3]	Unrealized Gain/ (Loss)
CDX HY 31, 5 Year, at 5.00%, Quarterly	Sell	12/20/2023	($42,500,000)	$—	($628,250)	($628,250)
Total Credit Default Swaps				$—	($628,250)	($628,250)

1

As the buyer of protection, Moderately Conservative Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Conservative Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderately Conservative Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$10,227,116
Total Equity Contracts		10,227,116
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	12,092,228
Total Interest Rate Contracts		12,092,228

Total Asset Derivatives		$22,319,344

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	14,846,031
Total Equity Contracts		14,846,031
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	1,567,741
Total Interest Rate Contracts		1,567,741
Credit Contracts
Credit Default Swaps	Net Assets - Distributable earnings/(accumulated loss)	628,250
Total Credit Contracts		628,250

Total Liability Derivatives		$17,042,022

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(10,825,356)
Total Equity Contracts		(10,825,356)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	306,055
Options Purchased	Net realized gains/(losses) on Investments	784,336
Futures	Net realized gains/(losses) on Futures contracts	(11,749,151)
Total Interest Rate Contracts		(10,658,760)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	208,667
Total Credit Contracts		208,667

Total		($21,275,449)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(5,066,498)
Total Equity Contracts		(5,066,498)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	10,370,432
Total Interest Rate Contracts		10,370,432
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(628,250)
Total Credit Contracts		(628,250)

Total		$4,675,684

The following table presents Moderately Conservative Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$273,414,520
Futures - Short	(221,255,561)
Interest Rate Contracts
Futures - Long	252,659,716
Futures - Short	(232,337,944)
Purchased Options	12,044,029
Written Options	(10,591,580)
Credit Contracts
Credit Default Swaps - Sell Protection	147,748

The accompanying Notes to Financial Statements are an integral part of this schedule.

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Moderately Conservative Allocation Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$117,596	$18,887	$—	13,928	$127,028	2.7%
Core International Equity	51,684	1,532	—	5,287	45,207	0.9
Core Low Volatility Equity	—	92,621	—	9,299	90,757	1.9
High Yield	126,002	7,305	—	27,510	121,837	2.5
Income	378,809	16,457	—	38,345	370,034	7.7
Large Cap Stock	37,905	2,709	—	2,835	34,748	0.7
Large Cap Value	174,697	9,068	—	9,713	159,504	3.3
Limited Maturity Bond	232,946	5,831	—	24,206	235,348	4.9
Mid Cap Stock	89,281	7,020	—	4,644	79,493	1.7
Partner Worldwide Allocation	190,898	10,496	—	18,370	161,511	3.4
Small Cap Stock	44,612	3,840	—	2,311	40,092	0.8

Total Affiliated Registered Investment Companies	1,444,430				1,465,559	30.5

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	736,529	785,308	842,781	67,906	679,056	14.1

Total Affiliated Short-Term Investments	736,529				679,056	14.1

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	11,711	218,067	204,437	25,341	25,341	0.5

Total Collateral Held for Securities Loaned	11,711				25,341	0.5

Total Value	$2,192,670				$2,169,956

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$—	$(9,455)	—	$5,383
Core International Equity	—	(8,009)	—	1,532
Core Low Volatility Equity	—	(1,865)	2,055	1,566
High Yield	—	(11,470)	—	7,308
Income	—	(25,232)	2,831	13,668
Large Cap Stock	—	(5,866)	2,232	477
Large Cap Value	—	(24,261)	6,706	2,362
Limited Maturity Bond	—	(3,430)	—	5,836
Mid Cap Stock	—	(16,808)	6,715	305
Partner Worldwide Allocation	—	(39,884)	5,397	5,100
Small Cap Stock	—	(8,361)	3,647	194
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	—	—	—	16,287

Total Income from Affiliated Investments				$60,018

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	125

Total Affiliated Income from Securities Loaned, Net				$125

Total Value	$—	$(154,641)	$29,583

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	U.S. Government Agency Debt (88.8%)[a]	Value
	Federal Agricultural Mortgage Corporation
$1,510,000	2.279% (LIBOR 1M + -0.070%), 3/1/2019[b]	$1,510,000
1,450,000	2.420%, 3/1/2019	1,444,249
1,570,000	2.440%, 4/12/2019	1,559,253
1,360,000	2.456% (LIBOR 1M + -0.050%), 6/25/2019[b]	1,360,000
1,600,000	2.520% (FEDL 1M + 0.120%), 2/26/2020[b]	1,600,000
	Federal Farm Credit Bank
810,000	2.300%, 1/24/2019	808,810
1,820,000	2.510% (USBMMY 3M + 0.080%), 3/25/2019[b]	1,819,979
400,000	2.460%, 4/15/2019	397,157
1,810,000	2.410% (FEDL 1M + 0.010%), 4/24/2019[b]	1,809,944
915,000	2.530% (USBMMY 3M + 0.100%), 7/3/2019[b]	914,977
4,475,000	2.331% (LIBOR 1M + -0.090%), 7/12/2019[b]	4,474,527
1,820,000	2.400% (FEDL 1M FLAT), 8/8/2019[b]	1,819,333
1,600,000	2.337% (LIBOR 1M + -0.095%), 9/13/2019[b]	1,599,944
1,520,000	2.520% (FEDL 1M + 0.120%), 2/18/2020[b]	1,519,915
1,570,000	2.540% (FEDL 1M + 0.140%), 3/23/2020[b]	1,570,365
1,425,000	2.540% (USBMMY 3M + 0.110%), 12/28/2020[b]	1,424,721
	Federal Home Loan Bank
3,865,000	2.121%, 1/2/2019	3,864,772
3,600,000	2.280%, 1/3/2019	3,599,544
340,000	2.300%, 1/4/2019	339,935
775,000	2.320%, 1/8/2019	774,650
3,298,000	2.293%, 1/9/2019	3,296,319
1,010,000	2.295%, 1/10/2019	1,009,421
1,620,000	2.295%, 1/11/2019	1,618,967
1,360,000	2.333%, 1/15/2019	1,358,766
2,925,000	2.310%, 1/16/2019	2,922,184
2,405,000	2.326%, 1/18/2019	2,402,358
3,955,000	2.360%, 1/22/2019	3,949,555
950,000	2.414% (LIBOR 1M + -0.090%), 1/22/2019[b]	949,993
1,640,000	2.340%, 1/23/2019	1,637,655
3,005,000	2.357%, 1/25/2019	3,000,277
1,065,000	2.300%, 1/29/2019	1,063,095
6,013,000	2.393%, 2/1/2019	6,000,612
770,000	2.280%, 2/7/2019	768,196
1,190,000	2.370%, 2/8/2019	1,187,023
117,000	2.333%, 2/13/2019	116,674
1,620,000	2.374%, 2/20/2019	1,614,659
1,560,000	2.350%, 3/5/2019	1,553,585
3,320,000	2.415%, 3/11/2019	3,304,632
1,250,000	2.400%, 3/13/2019	1,244,083
1,630,000	2.405%, 3/15/2019	1,622,051
2,600,000	2.417%, 3/22/2019	2,586,036
1,730,000	2.415%, 3/27/2019	1,720,135
785,000	2.410%, 4/10/2019	779,797
200,000	2.360% (LIBOR 1M + -0.095%), 4/18/2019[b]	199,986
1,460,000	2.470%, 4/24/2019	1,448,681
1,620,000	2.450%, 4/25/2019	1,607,432
1,590,000	2.435%, 4/26/2019	1,577,631
1,640,000	2.460%, 4/29/2019	1,626,776
580,000	2.480%, 5/1/2019	575,205
230,000	2.490%, 5/24/2019	227,725
1,600,000	2.302% (LIBOR 1M + -0.085%), 9/9/2019[b]	1,600,000
3,000,000	2.530%, 9/20/2019[c]	3,000,000
1,160,000	2.416% (LIBOR 1M + -0.090%), 12/27/2019[b]	1,159,136
1,200,000	2.570% (SOFRRATE + 0.110%), 6/10/2020[b]	1,200,000
1,560,000	2.506% (LIBOR 1M FLAT), 10/26/2020[b]	1,560,000
	Federal Home Loan Mortgage Corporation
630,000	2.530%, 5/20/2019	623,943
1,640,000	2.375% (LIBOR 1M + -0.095%), 6/19/2019[b]	1,640,000
1,640,000	2.530%, 9/20/2019[c]	1,639,855
	Federal National Mortgage Association
1,250,000	2.560% (SOFRRATE + 0.100%), 4/30/2020[b]	1,250,000
	Overseas Private Investment Corporation
3,058,080	2.430% (T-BILL 3M FLAT), 1/7/2019[b]	3,058,080
1,613,207	2.430% (T-BILL 3M FLAT), 1/7/2019[b]	1,613,207
2,600,000	2.430% (T-BILL 3M FLAT), 1/7/2019[b]	2,600,000
2,419,811	2.430% (T-BILL 3M FLAT), 1/7/2019[b]	2,419,811
1,543,327	2.430% (T-BILL 3M FLAT), 1/7/2019[b]	1,543,327
1,380,000	2.430% (T-BILL 3M FLAT), 1/7/2019[b]	1,380,000
2,000,000	2.430% (T-BILL 3M FLAT), 1/7/2019[b]	2,000,000
355,622	2.430% (T-BILL 3M FLAT), 1/7/2019[b]	355,622
1,630,000	2.430% (T-BILL 3M FLAT), 1/7/2019[b]	1,630,000
2,500,000	2.430% (T-BILL 3M FLAT), 1/7/2019[b]	2,500,000
1,760,000	2.430% (T-BILL 3M + 0.070%), 1/7/2019[b]	1,760,000
1,383,343	2.430% (T-BILL 3M FLAT), 1/7/2019[b]	1,383,343
1,430,000	2.450% (T-BILL 3M FLAT), 1/7/2019[b]	1,430,000
2,000,000	2.450% (T-BILL 3M FLAT), 1/7/2019[b]	2,000,000
2,689,200	2.450% (T-BILL 3M FLAT), 1/7/2019[b]	2,689,200
505,740	2.450% (T-BILL 3M FLAT), 1/7/2019[b]	505,740
2,700,000	2.450% (T-BILL 3M FLAT), 1/7/2019[b]	2,700,000
1,538,040	2.470% (T-BILL 3M FLAT), 1/7/2019[b]	1,538,040
2,615,000	2.470% (T-BILL 3M FLAT), 1/7/2019[b]	2,615,000
695,780	2.470% (T-BILL 3M FLAT), 1/7/2019[b]	695,780
1,436,842	2.470% (T-BILL 3M FLAT), 1/7/2019[b]	1,436,842

The accompanying Notes to Financial Statements are an integral part of this schedule.

MONEY MARKET PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	U.S. Government Agency Debt (88.8%)[a]	Value
$1,860,000	2.470% (T-BILL 3M FLAT), 1/7/2019[b]	$1,860,000
835,000	2.470% (T-BILL 3M FLAT), 1/7/2019[b]	835,000
3,700,000	2.470% (T-BILL 3M FLAT), 1/7/2019[b]	3,700,000
1,270,000	2.470% (T-BILL 3M FLAT), 1/7/2019[b]	1,270,000
1,657,895	2.470% (T-BILL 3M FLAT), 1/7/2019[b]	1,657,895
1,373,600	2.270%, 2/19/2019	1,400,578
1,370,000	2.260%, 3/17/2019	1,394,452
1,550,000	2.570%, 5/17/2019	1,574,913
1,035,000	2.660%, 7/7/2019	1,048,181
1,050,000	2.980%, 11/13/2019	1,054,124
1,200,000	3.010%, 11/13/2019	1,204,761
1,690,000	3.010%, 11/20/2019	1,695,744
	U.S. Department of Housing and Urban Development
670,000	1.880%, 8/1/2019	667,609

	Total	158,071,767

	U.S. Treasury Debt (11.3%)[a]
	U.S. Treasury Bills
2,970,000	2.340%, 3/21/2019	2,954,751
1,260,000	2.356%, 3/28/2019	1,252,908
1,570,000	2.351%, 4/4/2019	1,560,465
1,525,000	2.380%, 4/11/2019	1,514,918
1,680,000	2.445%, 4/25/2019	1,666,991
	U.S. Treasury Notes
1,640,000	1.125%, 1/31/2019	1,638,391
3,280,000	1.250%, 1/31/2019	3,277,178
1,600,000	1.500%, 1/31/2019	1,599,033
1,860,000	2.570% (USBMMY 3M + 0.140%), 1/31/2019[b]	1,860,029
1,560,000	2.750%, 2/15/2019	1,560,687
1,310,000	2.463% (USBMMY 3M + 0.033%), 4/30/2020[b]	1,309,873

	Total	20,195,224

	Total Investments (at amortized cost) 100.1%	$178,266,991

	Other Assets and Liabilities, Net (0.1)%	(260,426)

	Total Net Assets 100.0%	$178,006,565

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2018.

Reference Rate Index:

FEDL 1M	-	Federal Funds 1 Month Rate
LIBOR 1M	-	ICE Libor USD Rate 1 Month
SOFRRATE	-	Secured Overnight Financing Rate
T-BILL 3M	-	U. S. Treasury Bill Rate 3 Month
USBMMY 3M	-	U. S. Treasury Bill Rate 3 Month Money Market Yield

Cost for federal income tax purposes	$178,266,991

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Money Market Portfolio’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
U.S. Government Agency Debt	158,071,767	—	158,071,767	—
U.S. Treasury Debt	20,195,224	—	20,195,224	—

Total Investments at Amortized Cost	$178,266,991	$—	$178,266,991	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (16.4%)	Value	% of Net Assets
Basic Materials (1.5%)
	Other Securities^	$272,089	1.5%

	Total	272,089

Capital Goods (1.2%)
	Other Securities^	218,643	1.2%

	Total	218,643

Communications Services (3.6%)
	CBS Radio, Inc., Term Loan
$116,544	5.256%, (LIBOR 1M +
	2.750%), 11/17/2024[a,b]	109,552	0.6%
	CSC Holdings, LLC, Term Loan
123,125	4.705%, (LIBOR 1M + 2.250%), 7/17/2025[a,b]	116,538	0.6%
	Other Securities^	430,595	2.4%

	Total	656,685

Consumer Cyclical (1.7%)
	Boyd Gaming Corporation, Term Loan
109,662	4.666%, (LIBOR 1W + 2.250%), 9/15/2023[a,b]	105,413	0.6%
	Other Securities^	199,702	1.1%

	Total	305,115

Consumer Non-Cyclical (2.9%)
	Albertson’s, LLC, Term Loan
59,100	5.822%, (LIBOR 3M + 3.000%), 12/21/2022[a,b]	56,629	0.3%
20,000	5.522%, (LIBOR 1M + 3.000%), 11/16/2025[a,b]	18,925	0.1%
	Other Securities^	439,759	2.5%

	Total	515,313

Energy (0.6%)
	Other Securities^	113,049	0.6%

	Total	113,049

Financials (2.4%)
	Other Securities^	432,245	2.4%

	Total	432,245

Technology (1.1%)
	Other Securities^	193,215	1.1%

	Total	193,215

Transportation (0.2%)
	Other Securities^	33,575	0.2%

	Total	33,575

Utilities (1.2%)
	Other Securities^	208,957	1.2%

	Total	208,957

	Total Bank Loans (cost $3,115,554)	2,948,886

	Long-Term Fixed Income (46.0%)
Basic Materials (3.9%)
	BHP Billiton Finance USA, Ltd.
100,000	6.750%, 10/19/2075[b,c]	104,000	0.6%
	Big River Steel, LLC
125,000	7.250%, 9/1/2025[c]	124,062	0.7%
	CF Industries, Inc.
125,000	5.150%, 3/15/2034	105,000	0.6%
	First Quantum Minerals, Ltd.
125,000	7.250%, 4/1/2023[c]	110,000	0.6%
	Grinding Media, Inc.
125,000	7.375%, 12/15/2023[c]	120,938	0.7%
	Other Securities^	138,034	0.7%

	Total	702,034

Capital Goods (2.5%)
	Ardagh Packaging Finance plc
125,000	6.000%, 2/15/2025[c]	115,390	0.7%
	H&E Equipment Services, Inc.
125,000	5.625%, 9/1/2025	114,688	0.6%
	Textron Financial Corporation
150,000	4.351%, (LIBOR 3M + 1.735%), 2/15/2042[b,c]	108,000	0.6%
	Other Securities^	122,332	0.6%

	Total	460,410

Collateralized Mortgage Obligations (4.8%)
	CHL Mortgage Pass-Through Trust
83,836	3.847%, 11/20/2035,
	Ser. 2005-HYB7, Class 6A1[b]	76,875	0.4%
	Countrywide Alternative Loan Trust
200,636	5.500%, 2/25/2036, Ser.
	2005-85CB, Class 2A2	181,741	1.0%
	J.P. Morgan Mortgage Trust
137,829	4.140%, 2/25/2036, Ser.
	2006-A1, Class 2A2[b]	124,182	0.7%
	Wells Fargo Mortgage Backed Securities Trust
103,041	5.500%, 4/25/2036, Ser.
	2006-4, Class 2A2	99,251	0.5%
	Other Securities^	381,710	2.2%

	Total	863,759

Communications Services (5.1%)
	Meredith Corporation
125,000	6.875%, 2/1/2026[c]	122,187	0.7%

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (46.0%)	Value	% of Net Assets
Communications Services (5.1%) - continued
	Sprint Corporation
$125,000	7.625%, 2/15/2025	$125,000	0.7%
	VeriSign, Inc.
125,000	4.750%, 7/15/2027	117,225	0.7%
	Other Securities^	548,802	3.0%

	Total	913,214

Consumer Cyclical (1.9%)
	Delphi Jersey Holdings plc
125,000	5.000%, 10/1/2025[c]	105,217	0.6%
	Hanesbrands, Inc.
125,000	4.875%, 5/15/2026[c]	112,656	0.6%
	Wabash National Corporation
125,000	5.500%, 10/1/2025[c]	107,031	0.6%
	Other Securities^	26,207	0.1%

	Total	351,111

Consumer Non-Cyclical (3.1%)
	Albertsons Companies, LLC
125,000	6.625%, 6/15/2024	115,937	0.7%
	JBS USA, LLC
125,000	5.875%, 7/15/2024[c]	122,500	0.7%
	Other Securities^	315,370	1.7%

	Total	553,807

Energy (3.5%)
	Cheniere Corpus Christi Holdings, LLC
125,000	7.000%, 6/30/2024	131,875	0.7%
	Continental Resources, Inc.
125,000	3.800%, 6/1/2024	118,325	0.7%
	Endeavor Energy Resources, LP
125,000	5.500%, 1/30/2026[c]	128,125	0.7%
	Other Securities^	251,843	1.4%

	Total	630,168

Financials (15.2%)
	Australia and New Zealand Banking Group, Ltd.
100,000	6.750%, 6/15/2026[b,c,d,e]	98,125	0.6%
	Bank of America Corporation
100,000	6.250%, 9/5/2024[b,d]	98,800	0.6%
25,000	4.000%, 1/22/2025	24,364	0.1%
3,000	2.369%, 7/21/2021[b]	2,946	<0.1%
	BNP Paribas SA
100,000	7.625%, 3/30/2021[b,c,d]	101,875	0.6%
	Credit Agricole SA
100,000	8.125%, 12/23/2025[b,c,d]	102,750	0.6%
	Credit Suisse Group AG
125,000	7.500%, 12/11/2023[b,c,d]	127,062	0.7%
	J.P. Morgan Chase & Company
5,000	2.972%, 1/15/2023	4,875	<0.1%
100,000	5.150%, 5/1/2023[b,d]	94,500	0.5%
50,000	4.625%, 11/1/2022[b,d]	42,370	0.2%
4,000	3.418%, (LIBOR 3M + 0.680%), 6/1/2021[b]	3,976	<0.1%
	J.P. Morgan Chase Capital XXIII
100,000	3.616%, (LIBOR 3M + 1.000%), 5/15/2047[b]	73,000	0.4%
	Lloyds Banking Group plc
100,000	6.657%, 5/21/2037[b,c,d]	98,312	0.6%
	Quicken Loans, Inc.
125,000	5.750%, 5/1/2025[c]	116,875	0.7%
	Royal Bank of Scotland Group plc
100,000	7.500%, 8/10/2020[b,d]	99,000	0.6%
104,000	8.625%, 8/15/2021[b,d]	107,640	0.6%
	Societe Generale SA
100,000	8.000%, 9/29/2025[b,c,d]	100,375	0.6%
	Standard Chartered plc
100,000	7.500%, 4/2/2022[b,c,d]	100,250	0.6%
	USB Realty Corporation
120,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,c,d]	103,800	0.6%
	Wand Merger Corporation
125,000	8.125%, 7/15/2023[c]	121,875	0.7%
	Other Securities^	1,116,605	5.9%

	Total	2,739,375

Mortgage-Backed Securities (3.0%)
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
200,000	3.500%, 1/1/2049[f]	200,028	1.1%
345,000	4.000%, 1/1/2049[f]	351,799	1.9%

	Total	551,827

Technology (2.3%)
	Alliance Data Systems Corporation
125,000	5.375%, 8/1/2022[c]	121,875	0.7%
	Harland Clarke Holdings Corporation
125,000	8.375%, 8/15/2022[c]	113,906	0.6%
	Other Securities^	185,351	1.0%

	Total	421,132

Utilities (0.7%)
	Other Securities^	120,210	0.7%

	Total	120,210

	Total Long-Term Fixed Income (cost $9,050,548)	8,307,047

Shares	Registered Investment Companies (27.1%)
Affiliated (10.8%)
214,150	Thrivent Core Emerging Markets Debt Fund	1,953,050	10.8%

	Total	1,953,050

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Registered Investment Companies (27.1%)	Value	% of Net Assets
Unaffiliated (16.3%)
11,075	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	$118,281	0.6%
6,495	BlackRock Core Bond Trust	79,239	0.4%
10,132	BlackRock Corporate High Yield Fund, Inc.	94,025	0.5%
10,890	BlackRock Credit Allocation Income Trust	121,750	0.7%
15,800	BlackRock Enhanced Equity Dividend Trust	122,766	0.7%
4,308	BlackRock Multi-Sector Income Trust	66,171	0.4%
12,937	BlackRock Resources & Commodities Strategy Trust	91,335	0.5%
2,605	Cohen & Steers Limited Duration Preferred & Income Fund, Inc.	56,815	0.3%
4,539	Cohen & Steers Quality Income Realty Fund, Inc.	47,024	0.3%
5,645	Cohen & Steers REIT and Preferred Income Fund, Inc.	100,481	0.5%
7,398	Invesco Dynamic Credit Opportunities Fund	75,977	0.4%
3,000	Invesco Senior Loan ETF	65,340	0.4%
6,700	Invesco Variable Rate Preferred ETF	152,894	0.8%
9,000	Liberty All-Star Equity Fund	48,420	0.3%
11,500	Nuveen Credit Strategies Income Fund	85,100	0.5%
10,700	Nuveen Quality Preferred Income Fund II	88,596	0.5%
3,487	Reaves Utility Income Fund	102,623	0.6%
2,475	Vanguard Short-Term Corporate Bond ETF	192,902	1.1%
	Other Securities^	1,229,782	6.8%

	Total	2,939,521

	Total Registered Investment Companies (cost $5,495,238)	4,892,571

	Common Stock (5.1%)
Communications Services (0.2%)
	Other Securities^	32,003	0.2%

	Total	32,003

Consumer Discretionary (0.4%)
	Other Securities^	73,296	0.4%

	Total	73,296

Consumer Staples (<0.1%)
	Other Securities^	6,947	<0.1%

	Total	6,947

Energy (2.4%)
	Other Securities^	428,961	2.4%

	Total	428,961

Financials (0.5%)
1,120	Bank of America Corporation	27,597	0.1%
	Other Securities^	64,037	0.4%

	Total	91,634

Health Care (0.4%)
	Other Securities^	72,927	0.4%

	Total	72,927

Industrials (<0.1%)
	Other Securities^	1,513	<0.1%

	Total	1,513

Information Technology (0.8%)
	Other Securities^	146,347	0.8%

	Total	146,347

Real Estate (0.4%)
	Other Securities^	65,178	0.4%

	Total	65,178

	Total Common Stock (cost $1,124,309)	918,806

	Preferred Stock (2.8%)
Consumer Staples (0.3%)
	Other Securities^	48,120	0.3%

	Total	48,120

Energy (0.8%)
	Other Securities^	155,357	0.8%

	Total	155,357

Financials (1.4%)
1,594	Federal National Mortgage Association, 0.000%[d,g]	11,079	<0.1%
	Other Securities^	236,311	1.4%

	Total	247,390

Real Estate (0.3%)
	Other Securities^	53,523	0.3%

	Total	53,523

	Total Preferred Stock (cost $540,983)	504,390

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Collateral Held for Securities Loaned (0.6%)	Value	% of Net Assets
113,885	Thrivent Cash Management Trust	$113,885	0.6%

	Total Collateral Held for Securities Loaned (cost $113,885)	113,885

Shares or Principal Amount	Short-Term Investments (6.0%)
	Federal Home Loan Bank Discount Notes
100,000	2.255%, 1/8/2019[h,i]	99,960	0.6%
	Thrivent Core Short-Term Reserve Fund
98,405	2.670%	984,057	5.4%

	Total Short-Term Investments (cost $1,084,013)	1,084,017

	Total Investments (cost $20,524,530) 104.0%	$18,769,602

	Other Assets and Liabilities, Net (4.0%)	(724,932)

	Total Net Assets 100.0%	$18,044,670

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $3,538,314 or 19.6% of total net assets.

d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
e	All or a portion of the security is on loan.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	Non-income producing security.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
i	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Multidimensional Income Portfolio held restricted securities as of December 31, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2018, the value of these investments was $80,393 or 0.4% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Multidimensional Income Portfolio as of December 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$93,219
Common Stock	17,857

Total lending	$111,076
Gross amount payable upon return of
collateral for securities loaned	$113,885

Net amounts due to counterparty	$2,809

Definitions:

ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series

Reference Rate Index:

LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$107,364
Gross unrealized depreciation	(1,869,158)

Net unrealized appreciation (depreciation)	$(1,761,794)
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$20,548,052

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Multidimensional Income Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	272,089	—	272,089	—
Capital Goods	218,643	—	169,768	48,875
Communications Services	656,685	—	656,685	—
Consumer Cyclical	305,115	—	305,115	—
Consumer Non-Cyclical	515,313	—	515,313	—
Energy	113,049	—	113,049	—
Financials	432,245	—	407,929	24,316
Technology	193,215	—	193,215	—
Transportation	33,575	—	33,575	—
Utilities	208,957	—	137,668	71,289
Long-Term Fixed Income
Basic Materials	702,034	—	702,034	—
Capital Goods	460,410	—	460,410	—
Collateralized Mortgage Obligations	863,759	—	863,759	—
Communications Services	913,214	—	913,214	—
Consumer Cyclical	351,111	—	351,111	—
Consumer Non-Cyclical	553,807	—	553,807	—
Energy	630,168	—	630,168	—
Financials	2,739,375	—	2,653,566	85,809
Mortgage-Backed Securities	551,827	—	551,827	—
Technology	421,132	—	421,132	—
Utilities	120,210	—	120,210	—
Registered Investment Companies
Unaffiliated	2,939,521	2,939,521	—	—
Common Stock
Communications Services	32,003	32,003	—	—
Consumer Discretionary	73,296	73,296	—	—
Consumer Staples	6,947	6,947	—	—
Energy	428,961	428,961	—	—
Financials	91,634	91,634	—	—
Health Care	72,927	72,927	—	—
Industrials	1,513	1,513	—	—
Information Technology	146,347	146,347	—	—
Real Estate	65,178	65,178	—	—
Preferred Stock
Consumer Staples	48,120	48,120	—	—
Energy	155,357	63,176	92,181	—
Financials	247,390	195,933	51,457	—
Real Estate	53,523	53,523	—	—
Short-Term Investments	99,960	—	99,960	—

Subtotal Investments in Securities	$15,718,610	$4,219,079	$11,269,242	$230,289

Other Investments *	Total
Affiliated Registered Investment Companies	1,953,050
Affiliated Short-Term Investments	984,057
Collateral Held for Securities Loaned	113,885

Subtotal Other Investments	$3,050,992

Total Investments at Value	$18,769,602

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	8,775	8,775	—	—

Total Asset Derivatives	$8,775	$8,775	$—	$—

Liability Derivatives
Futures Contracts	6,069	6,069	—	—

Total Liability Derivatives	$6,069	$6,069	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents Multidimensional Income Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $99,960 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 5-Yr. U.S. Treasury Note	1	March 2019	$112,737	$1,950
CBOT U.S. Long Bond	1	March 2019	139,175	6,825

Total Futures Long Contracts			$251,912	$8,775

CBOT 10-Yr. U.S. Treasury Note	(2)	March 2019	($237,962)	($6,069)

Total Futures Short Contracts			($237,962)	($6,069)

Total Futures Contracts			$13,950	$2,706

Reference Description:

CBOT	-	Chicago Board of Trade

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Multidimensional Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$8,775
Total Interest Rate Contracts		8,775

Total Asset Derivatives		$8,775

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	6,069
Total Interest Rate Contracts		6,069

Total Liability Derivatives		$6,069

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Multidimensional Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	24,957
Total Interest Rate Contracts		24,957

Total		$24,957

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Multidimensional Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,723)
Total Interest Rate Contracts		(2,723)

Total		($2,723)

The accompanying Notes to Financial Statements are an integral part of this schedule.

MULTIDIMENSIONAL INCOME PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents Multidimensional Income Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Interest Rate Contracts
Futures - Long	$256,959
Futures - Short	(648,571)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Multidimensional Income Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$866	$1,243	$—	214	$1,953	10.8%

Total Affiliated Registered Investment Companies	866				1,953	10.8

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	2,093	11,077	12,186	98	984	5.4

Total Affiliated Short-Term Investments	2,093				984	5.4

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	—	974	860	114	114	0.6

Total Collateral Held for Securities Loaned	—				114	0.6

Total Value	$2,959				$3,051

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 -12/31/2018
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$—	$(156)	—	$86
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	—	—	—	35

Total Income from Affiliated Investments				$121

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	1

Total Affiliated Income from Securities Loaned, Net				$1

Total Value	$—	$(156)	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (32.3%)	Value	% of Net Assets
Basic Materials (1.8%)
	Other Securities^	$3,086,675	1.8%

	Total	3,086,675

Capital Goods (2.0%)
	GFL Environmental, Inc., Term Loan
$932,113	5.522%, (LIBOR 1M + 3.000%), 5/31/2025[a,b]	867,331	0.5%
	Navistar, Inc., Term Loan
635,200	5.890%, (LIBOR 1M + 3.500%), 11/6/2024[a,b]	611,380	0.3%
	Vertiv Group Corporation, Term Loan
883,352	6.707%, (LIBOR 3M + 4.000%), 11/15/2023[a,b]	799,433	0.5%
	Other Securities^	1,198,880	0.7%

	Total	3,477,024

Communications Services (7.0%)
	Altice France SA, Term Loan
1,105,000	6.455%, (LIBOR 1M + 4.000%), 1/31/2026[a,b]	1,041,462	0.6%
	CenturyLink, Inc., Term Loan
1,049,400	5.272%, (LIBOR 1M + 2.750%), 1/31/2025[a,b]	976,991	0.6%
	Charter Communications Operating, LLC, Term Loan
613,800	4.530%, (LIBOR 1M + 2.000%), 4/30/2025[a,b]	587,026	0.3%
	Frontier Communications Corporation, Term Loan
775,158	6.280%, (LIBOR 1M + 3.750%), 6/15/2024[a,b]	717,509	0.4%
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
725,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[a,b]	692,832	0.4%
	Sprint Communications, Inc., Term Loan
1,046,362	5.063%, (LIBOR 1M + 2.500%), 2/3/2024[a,b]	993,176	0.6%
	Unitymedia Finance, LLC, Term Loan
600,000	4.705%, (LIBOR 1M + 2.250%), 1/15/2026[a,b]	577,998	0.3%
	Univision Communications, Inc., Term Loan
897,023	5.272%, (LIBOR 1M + 2.750%), 3/15/2024[a,b]	809,940	0.5%
	Virgin Media Bristol, LLC, Term Loan
785,000	4.955%, (LIBOR 1M + 2.500%), 1/15/2026[a,b]	741,731	0.4%
	Other Securities^	5,025,454	2.9%

	Total	12,164,119

Consumer Cyclical (3.8%)
	Golden Entertainment, Inc., Term Loan
846,450	5.530%, (LIBOR 1M + 3.000%), 10/20/2024[a,b,c]	808,360	0.5%
	Golden Nugget, LLC, Term Loan
651,577	5.237%, (LIBOR 3M + 2.750%), 10/4/2023[a,b]	625,513	0.3%
	Scientific Games International, Inc., Term Loan
1,429,200	5.250%, (LIBOR 1M + 2.750%), 8/14/2024[a,b]	1,337,831	0.8%
	Stars Group Holdings BV, Term Loan
920,375	6.303%, (LIBOR 3M + 3.500%), 7/10/2025[a,b]	887,398	0.5%
	Other Securities^	2,911,694	1.7%

	Total	6,570,796

Consumer Non-Cyclical (6.8%)
	Air Medical Group Holdings, Inc., Term Loan
1,381,050	5.682%, (LIBOR 1M + 3.250%), 4/28/2022[a,b]	1,286,531	0.7%
	Albertson’s, LLC, Term Loan
700,000	5.522%, (LIBOR 1M + 3.000%), 11/16/2025[a,b]	662,375	0.4%
601,676	5.691%, (LIBOR 3M + 3.000%), 6/22/2023[a,b]	570,088	0.3%
405,609	5.822%, (LIBOR 3M + 3.000%), 12/21/2022[a,b]	388,650	0.2%
	Bausch Health Companies, Inc., Term Loan
1,058,750	5.379%, (LIBOR 1M + 3.000%), 6/1/2025[a,b]	1,009,052	0.6%
	Endo International plc, Term Loan
844,427	6.813%, (LIBOR 1M + 4.250%), 4/27/2024[a,b]	797,984	0.5%
	JBS USA LUX SA, Term Loan
1,021,800	5.260%, (LIBOR 1M + 2.500%), 10/30/2022[a,b]	980,928	0.6%
	Mallinckrodt International Finance SA, Term Loan
1,032,200	5.618%, (LIBOR 3M + 3.000%), 2/24/2025[a,b]	949,996	0.6%
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,256,889	6.522%, (LIBOR 1M + 4.000%), 5/4/2022[a,b]	1,131,590	0.7%
	Other Securities^	3,913,370	2.2%

	Total	11,690,564

Energy (2.2%)
	HFOTCO, LLC, Term Loan
880,575	5.280%, (LIBOR 1M + 2.750%), 6/26/2025[a,b]	860,762	0.5%
	McDermott Technology (Americas), Inc., Term Loan
803,925	7.522%, (LIBOR 1M + 5.000%), 5/10/2025[a,b]	748,318	0.4%

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (32.3%)	Value	% of Net Assets
Energy (2.2%) - continued
	Radiate Holdco, LLC, Term Loan
$1,291,851	5.522%, (LIBOR 1M + 3.000%), 2/1/2024[a,b]	$1,215,749	0.7%
	Other Securities^	965,406	0.6%

	Total	3,790,235

Financials (5.7%)
	Air Methods Corporation, Term Loan
850,675	6.303%, (LIBOR 3M + 3.500%), 4/21/2024[a,b]	669,601	0.4%
	Avolon TLB Borrower 1 US, LLC, Term Loan
911,430	4.470%, (LIBOR 1M + 2.000%), 1/15/2025[a,b]	874,216	0.5%
	Digicel International Finance, Ltd., Term Loan
841,481	5.960%, (LIBOR 3M + 3.250%), 5/10/2024[a,b]	761,540	0.4%
	GGP Nimbus LP, Term Loan
895,000	5.022%, (LIBOR 1M + 2.500%), 8/24/2025[a,b]	841,577	0.5%
	Grizzly Finco, Term Loan
618,450	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[a,b]	602,989	0.3%
	Harland Clarke Holdings Corporation, Term Loan
758,388	7.553%, (LIBOR 3M + 4.750%), 11/3/2023[a,b]	682,739	0.4%
	INEOS U.S. Finance, LLC, Term Loan
1,079,100	4.522%, (LIBOR 1M + 2.000%), 3/31/2024[a,b]	1,017,052	0.6%
	Level 3 Parent, LLC, Term Loan
1,025,000	4.754%, (LIBOR 1M + 2.250%), 2/22/2024[a,b]	971,187	0.6%
	Sable International Finance, Ltd., Term Loan
1,585,000	5.772%, (LIBOR 1M + 3.250%), 1/31/2026[a,b]	1,524,992	0.9%
	Other Securities^	1,880,704	1.1%

	Total	9,826,597

Technology (1.7%)
	First Data Corporation, Term Loan
1,320,000	4.504%, (LIBOR 1M + 2.000%), 4/26/2024[a,b]	1,257,960	0.7%
	Rackspace Hosting, Inc., Term Loan
1,083,472	5.582%, (LIBOR 3M + 3.000%), 11/3/2023[a,b]	953,455	0.6%
	Other Securities^	657,766	0.4%

	Total	2,869,181

Utilities (1.3%)
	Arctic LNG Carriers, Ltd., Term Loan
950,525	7.022%, (LIBOR 1M + 4.500%), 5/18/2023[a,b,c]	917,257	0.5%
	Other Securities^	1,431,000	0.8%

	Total	2,348,257

	Total Bank Loans (cost $59,112,146)	55,823,448

	Long-Term Fixed Income (47.7%)
Asset-Backed Securities (7.3%)
	OZLM Funding II, Ltd.
710,000	4.020%, (LIBOR 3M + 1.500%), 7/15/2031, Ser. 2012-2A, Class A1BRb,d	703,177	0.4%
	Park Avenue Institutional Advisers CLO, Ltd.
700,000	3.992%, (LIBOR 3M + 1.500%), 10/20/2031, Ser. 2018-1A, Class A1Bb,d	688,914	0.4%
	Sound Point CLO XXI, Ltd.
700,000	3.864%, (LIBOR 3M + 1.450%), 10/26/2031, Ser. 2018-3A, Class A1Bb,d	688,589	0.4%
	THL Credit Wind River CLO, Ltd.
1,075,000	3.848%, (LIBOR 3M + 1.450%), 10/22/2031, Ser. 2014-3A, Class A2R2[b,d]	1,057,641	0.6%
	Other Securities^	9,362,493	5.5%

	Total	12,500,814

Basic Materials (1.3%)
	Other Securities^	2,242,256	1.3%

	Total	2,242,256

Capital Goods (1.5%)
	Other Securities^	2,650,101	1.5%

	Total	2,650,101

Collateralized Mortgage Obligations (6.2%)
	Antler Mortgage Trust
725,000	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1[d]	723,683	0.4%
	CHL Mortgage Pass-Through Trust
279,453	3.847%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	256,250	0.1%
235,493	4.241%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	226,349	0.1%
	Countrywide Alternative Loan Trust
474,253	5.500% - 5.750%, 5/25/2035 - 2/25/2036, Ser. 2005-46CB, Class A8	424,027	0.2%
160,414	3.157%, (12 MTA + 1.000%), 12/25/2035, Ser. 2005-69, Class A1[b]	151,545	0.1%

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (47.7%)	Value	% of Net Assets

Collateralized Mortgage Obligations (6.2%) - continued
	Countrywide Home Loan Mortgage Pass Through Trust
$164,383	4.078%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	$144,594	0.1%
	Federal National Mortgage Association - REMIC
5,789,724	2.500% - 3.000%, 8/25/2027 - 6/25/2028, Ser. 2012-95, Class HIe	446,948	0.3%
	Other Securities^	8,270,136	4.9%

	Total	10,643,532

Commercial Mortgage-Backed Securities (0.2%)
	Other Securities^	395,411	0.2%

	Total	395,411

Communications Services (2.4%)
	Other Securities^	4,089,922	2.4%

	Total	4,089,922

Consumer Cyclical (2.8%)
	Other Securities^	4,880,046	2.8%

	Total	4,880,046

Consumer Non-Cyclical (2.6%)
	Albertsons Companies, LLC
240,000	6.625%, 6/15/2024	222,600	0.1%
	Other Securities^	4,327,587	2.5%

	Total	4,550,187

Energy (2.9%)
	Other Securities^	5,062,671	2.9%

	Total	5,062,671

Financials (6.2%)
	Bank of America Corporation
84,000	3.499%, 5/17/2022[b]	84,009	0.1%
84,000	2.328%, 10/1/2021[b]	82,358	0.1%
83,000	3.550%, 3/5/2024[b]	81,991	0.1%
82,000	2.738%, 1/23/2022[b]	80,753	0.1%
65,000	3.004%, 12/20/2023[b]	63,106	<0.1%
39,000	3.864%, 7/23/2024[b]	38,905	<0.1%
37,000	2.369%, 7/21/2021[b]	36,337	<0.1%
	Other Securities^	10,163,751	5.8%

	Total	10,631,210

Mortgage-Backed Securities (11.1%)
	Federal Home Loan Mortgage Corporation
1,053,679	3.500%, 8/15/2035, Ser. 345, Class C8[e]	162,207	0.1%
	Federal Home Loan Mortgage Corporation - REMIC
1,800,317	3.000% - 3.000%, 5/15/2027 - 4/15/2033, Ser. 4046, Class GIe	142,386	0.1%
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,425,000	4.000%, 1/1/2049[f]	2,472,116	1.4%
	Federal National Mortgage Association
1,307,065	3.000%, 11/25/2027, Ser. 2012-121, Class BIe	106,507	0.1%
	Federal National Mortgage Association - REMIC
3,534,979	3.000% - 3.000%, 7/25/2027 - 12/25/2027, Ser. 2012-74, Class AIe	286,213	0.2%
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,950,000	3.500%, 1/1/2049[f]	1,950,271	1.1%
3,700,000	4.000%, 1/1/2049[f]	3,772,920	2.2%
8,250,000	4.500%, 1/1/2049[f]	8,546,924	4.9%
1,600,000	5.000%, 1/1/2049[f]	1,676,459	1.0%
	Other Securities^	75,378	<0.1%

	Total	19,191,381

Technology (1.5%)
	Other Securities^	2,605,249	1.5%

	Total	2,605,249

Transportation (0.4%)
	Other Securities^	720,031	0.4%

	Total	720,031

Utilities (1.3%)
	Other Securities^	2,220,946	1.3%

	Total	2,220,946

	Total Long-Term Fixed Income (cost $84,180,324)	82,383,757

Shares	Registered Investment Companies (16.1%)

Affiliated (14.5%)
2,747,910	Thrivent Core Emerging Markets Debt Fund	25,060,940	14.5%

	Total	25,060,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Registered Investment Companies (16.1%)	Value	% of Net Assets
Unaffiliated (1.6%)
14,925	Vanguard Short-Term Corporate Bond ETF	$1,163,254	0.7%
	Other Securities^	1,668,447	0.9%

	Total	2,831,701

	Total Registered Investment Companies (cost $29,771,922)	27,892,641

	Preferred Stock (1.0%)
Consumer Staples (0.1%)
	Other Securities^	130,363	0.1%

	Total	130,363

Energy (0.2%)
	Other Securities^	322,061	0.2%

	Total	322,061

Financials (0.6%)
	Other Securities^	1,043,414	0.6%

	Total	1,043,414

Real Estate (0.1%)
	Other Securities^	104,130	0.1%

	Total	104,130

Utilities (<0.1%)
	Other Securities^	71,990	<0.1%

	Total	71,990

	Total Preferred Stock (cost $1,720,762)	1,671,958

	Common Stock (0.5%)

Energy (0.3%)
	Other Securities^	463,108	0.3%

	Total	463,108

Financials (0.2%)
	Other Securities^	319,465	0.2%

	Total	319,465

Materials (<0.1%)
	Other Securities^	86,867	<0.1%

	Total	86,867

	Total Common Stock (cost $748,446)	869,440

	Collateral Held for Securities Loaned (0.5%)
949,296	Thrivent Cash Management Trust	949,296	0.5%

	Total Collateral Held for Securities Loaned (cost $949,296)	949,296

Shares or Principal Amount	Short-Term Investments (12.8%)
	Federal Home Loan Bank Discount Notes
600,000	2.320%, 1/29/2019[g,h]	598,929	0.4%
	Thrivent Core Short-Term Reserve Fund
2,150,198	2.670%	21,501,980	12.4%

	Total Short-Term Investments (cost $22,100,897)	22,100,909

	Total Investments (cost $198,583,793) 110.9%	$191,691,449

	Other Assets and Liabilities, Net (10.9%)	(18,875,048)

	Total Net Assets 100.0%	$172,816,401

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $28,320,068 or 16.4% of total net assets.

e

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Portfolio as of December 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$433,960
Common Stock	482,180

Total lending	$916,140
Gross amount payable upon return of
collateral for securities loaned	$949,296

Net amounts due to counterparty	$33,156

Definitions:

CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,365,908
Gross unrealized depreciation	(8,270,684)

Net unrealized appreciation (depreciation)	$(6,904,776)
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$199,344,994

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Opportunity Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	3,086,675	—	1,895,468	1,191,207
Capital Goods	3,477,024	—	3,110,461	366,563
Communications Services	12,164,119	—	12,029,269	134,850
Consumer Cyclical	6,570,796	—	5,762,436	808,360
Consumer Non-Cyclical	11,690,564	—	11,690,564	—
Energy	3,790,235	—	3,482,183	308,052
Financials	9,826,597	—	9,680,699	145,898
Technology	2,869,181	—	2,869,181	—
Utilities	2,348,257	—	1,431,000	917,257
Long-Term Fixed Income
Asset-Backed Securities	12,500,814	—	12,500,814	—
Basic Materials	2,242,256	—	2,242,256	—
Capital Goods	2,650,101	—	2,650,101	—
Collateralized Mortgage Obligations	10,643,532	—	10,415,749	227,783
Commercial Mortgage-Backed Securities	395,411	—	395,411	—
Communications Services	4,089,922	—	4,089,922	—
Consumer Cyclical	4,880,046	—	4,880,046	—
Consumer Non-Cyclical	4,550,187	—	4,550,187	—
Energy	5,062,671	—	5,062,671	—
Financials	10,631,210	—	10,631,210	—
Mortgage-Backed Securities	19,191,381	—	19,191,381	—
Technology	2,605,249	—	2,605,249	—
Transportation	720,031	—	720,031	—
Utilities	2,220,946	—	2,220,946	—
Registered Investment Companies
Unaffiliated	2,831,701	2,831,701	—	—
Preferred Stock
Consumer Staples	130,363	130,363	—	—
Energy	322,061	166,880	155,181	—
Financials	1,043,414	546,451	496,963	—
Real Estate	104,130	104,130	—	—
Utilities	71,990	71,990	—	—
Common Stock
Energy	463,108	463,108	—	—
Financials	319,465	319,465	—	—
Materials	86,867	86,867	—	—
Short-Term Investments	598,929	—	598,929	—

Subtotal Investments in Securities	$144,179,233	$4,720,955	$135,358,308	$4,099,970

Other Investments *	Total
Affiliated Registered Investment Companies	25,060,940
Affiliated Short-Term Investments	21,501,980
Collateral Held for Securities Loaned	949,296

Subtotal Other Investments	$47,512,216

Total Investments at Value	$191,691,449

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	531,915	531,915	—	—

Total Asset Derivatives	$531,915	$531,915	$—	$—

Liability Derivatives
Futures Contracts	77,747	77,747	—	—

Total Liability Derivatives	$77,747	$77,747	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents Opportunity Income Plus Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $598,929 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 10-Yr. U.S. Treasury Note	58	March 2019	$6,910,342	$166,565
CBOT 5-Yr. U.S. Treasury Note	14	March 2019	1,578,325	27,300
CBOT U.S. Long Bond	15	March 2019	2,087,627	102,373
CME Ultra Long Term U.S. Treasury Bond	10	March 2019	1,522,142	84,420

Total Futures Long Contracts			$12,098,436	$380,658

CBOT 2-Yr. U.S. Treasury Note	(41)	March 2019	($8,643,828)	($60,984)
CME E-mini S&P 500 Index	(20)	March 2019	(2,656,457)	151,257
Ultra 10-Yr. U.S. Treasury Note	(4)	March 2019	(503,550)	(16,763)

Total Futures Short Contracts			($11,803,835)	$73,510

Total Futures Contracts			$294,601	$454,168

Reference Description:

CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
S&P	-	Standard & Poor’s

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$151,257
Total Equity Contracts		151,257
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	380,658
Total Interest Rate Contracts		380,658

Total Asset Derivatives		$531,915

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	77,747
Total Interest Rate Contracts		77,747

Total Liability Derivatives		$77,747

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/ (Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(32,872)
Total Equity Contracts		(32,872)
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	6,328
Futures	Net realized gains/(losses) on Futures contracts	32,417
Total Interest Rate Contracts		38,745

Total		$5,873

The accompanying Notes to Financial Statements are an integral part of this schedule.

OPPORTUNITY INCOME PLUS PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	239,490
Total Equity Contracts		239,490
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	273,293
Total Interest Rate Contracts		273,293

Total		$512,783

The following table presents Opportunity Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures-Short	($3,020,014)
Interest Rate Contracts
Futures-Long	7,211,790
Futures-Short	(9,777,398)
Written Options	(346,953)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Opportunity Income Plus Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$11,859	$15,674	$875	2,748	$25,061	14.5%

Total Affiliated Registered Investment Companies	11,859				25,061	14.5

Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	33,974	76,530	89,002	2,150	21,502	12.4

Total Affiliated Short-Term Investments	33,974				21,502	12.4

Collateral held for Securities Loaned
Cash Management Trust-Collateral Investment	110	13,595	12,756	949	949	0.5

Total Collateral Held for Securities Loaned	110				949	0.5

Total Value	$45,943				$47,512

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Registered Investment Companies
Core Emerging Markets Debt	$(76)	$(1,521)	—	$1,038
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	—	—	—	592

Total Income from Affiliated Investments				$1,630

Collateral Held for Securities Loaned
Cash Management Trust-Collateral Investment	—	—	—	9

Total Affiliated Income from Securities Loaned, Net				$9

Total Value	$(76)	$(1,521)	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (98.4%)	Value
Communications Services (9.3%)
13,800	Activision Blizzard, Inc.	$642,666
3,380	Alphabet, Inc., Class Aa	3,531,965
3,800	Charter Communications, Inc.[a]	1,082,886
24,300	Comcast Corporation	827,415
11,010	T-Mobile US, Inc.[a]	700,346
18,300	Verizon Communications, Inc.	1,028,826
11,200	Walt Disney Company	1,228,080

	Total	9,042,184

Consumer Discretionary (10.1%)
2,060	Amazon.com, Inc.[a]	3,094,058
8,000	Aptiv plc	492,560
5,100	Carter’s, Inc.	416,262
8,300	Dollar Tree, Inc.[a]	749,656
8,500	Home Depot, Inc.	1,460,470
7,300	McDonald’s Corporation	1,296,261
6,200	Royal Caribbean Cruises, Ltd.	606,298
10,820	Service Corporation International	435,613
15,400	Tapestry, Inc.	519,750
16,700	TJX Companies, Inc.	747,158

	Total	9,818,086

Consumer Staples (6.6%)
24,800	Conagra Brands, Inc.	529,728
5,800	Constellation Brands, Inc.	932,756
16,400	Herbalife Nutrition, Ltd.[a]	966,780
24,800	Mondelez International, Inc.	992,744
29,400	Performance Food Group Company[a]	948,738
18,100	Philip Morris International, Inc.	1,208,356
9,100	Post Holdings, Inc.[a]	811,083

	Total	6,390,185

Energy (4.9%)
12,200	Concho Resources, Inc.[a]	1,254,038
25,800	Delek US Holdings, Inc.	838,758
18,800	Diamondback Energy, Inc.	1,742,760
6,800	Pioneer Natural Resources Company	894,336

	Total	4,729,892

Financials (13.2%)
18,600	American International Group, Inc.	733,026
63,000	Boston Private Financial Holdings, Inc.	665,910
15,920	Capital One Financial Corporation	1,203,393
29,200	Citigroup, Inc.	1,520,152
9,600	CME Group, Inc.	1,805,952
16,900	Discover Financial Services	996,762
28,400	Essent Group, Ltd.[a]	970,712
58,600	F.N.B. Corporation	576,624
17,700	J.P. Morgan Chase & Company	1,727,874
9,000	Marsh & McLennan Companies, Inc.	717,750
88,260	Regions Financial Corporation	1,180,919
13,900	Wells Fargo & Company	640,512

	Total	12,739,586

Health Care (15.0%)
10,800	Agilent Technologies, Inc.	728,568
46,600	AstraZeneca plc ADR	1,769,868
9,200	Becton, Dickinson and Company	2,072,944
22,450	Danaher Corporation	2,315,044
3,300	Humana, Inc.	945,384
7,100	Loxo Oncology, Inc.[a]	994,497
10,200	Sarepta Therapeutics, Inc.[a,b]	1,113,126
9,200	UnitedHealth Group, Inc.	2,291,904
9,400	Vertex Pharmaceuticals, Inc.[a]	1,557,674
7,600	Zimmer Biomet Holdings, Inc.	788,272

	Total	14,577,281

Industrials (9.7%)
7,720	Alaska Air Group, Inc.	469,762
14,300	Colfax Corporation[a]	298,870
4,120	FedEx Corporation	664,680
22,625	Fortive Corporation	1,530,807
12,700	Fortune Brands Home and Security, Inc.	482,473
11,710	IDEX Corporation	1,478,505
20,300	Ingersoll-Rand plc	1,851,969
6,200	Lockheed Martin Corporation	1,623,408
9,150	WABCO Holdings, Inc.[a]	982,161

	Total	9,382,635

Information Technology (20.5%)
5,170	Adobe, Inc.[a]	1,169,661
4,000	Apple, Inc.	630,960
17,800	CommScope Holding Company, Inc.[a]	291,742
39,200	Inphi Corporation[a]	1,260,280
106,000	Marvell Technology Group, Ltd.	1,716,140
49,400	Microsoft Corporation	5,017,558
3,800	MongoDB, Inc.[a,b]	318,212
11,840	Monolithic Power Systems, Inc.	1,376,400
13,700	Okta, Inc.[a]	874,060
41,000	Oracle Corporation	1,851,150
11,100	Paycom Software, Inc.[a]	1,359,195
5,800	Proofpoint, Inc.[a]	486,098
14,200	Salesforce.com, Inc.[a]	1,944,974
33,600	Symantec Corporation	634,872
4,800	Tyler Technologies, Inc.[a]	891,936

	Total	19,823,238

Materials (2.5%)
33,700	Crown Holdings, Inc.[a]	1,400,909
7,430	Eagle Materials, Inc.	453,453
6,900	LyondellBasell Industries NV	573,804

	Total	2,428,166

Real Estate (3.2%)
7,600	Boston Properties, Inc.	855,380
48,000	Brandywine Realty Trust	617,760
5,900	Public Storage, Inc.	1,194,219
27,186	RLJ Lodging Trust	445,850

	Total	3,113,209

Utilities (3.4%)
11,340	Atmos Energy Corporation	1,051,445
11,900	Entergy Corporation	1,024,233
12,100	Evergy, Inc.	686,917
11,200	Portland General Electric Company	513,520

	Total	3,276,115

	Total Common Stock (cost $87,752,630)	95,320,577

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Collateral Held for Securities Loaned (1.4%)	Value
1,354,500	Thrivent Cash Management Trust	$1,354,500

	Total Collateral Held for Securities Loaned (cost $1,354,500)	1,354,500

	Short-Term Investments (1.6%)
	Thrivent Core Short-Term Reserve Fund
149,512	2.670%	1,495,123

	Total Short-Term Investments (cost $1,495,123)	1,495,123

	Total Investments (cost $90,602,253) 101.4%	$98,170,200

	Other Assets and Liabilities, Net (1.4%)	(1,315,989)

	Total Net Assets 100.0%	$96,854,211

a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner All Cap Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$1,349,112

Total lending	$1,349,112
Gross amount payable upon return of collateral for securities loaned	$1,354,500

Net amounts due to counterparty	$5,388

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$15,670,170
Gross unrealized depreciation	(8,106,871)

Net unrealized appreciation (depreciation)	$7,563,299
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$90,606,901

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER ALL CAP PORTFOLIO

Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Partner All Cap Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	9,042,184	9,042,184	—	—
Consumer Discretionary	9,818,086	9,818,086	—	—
Consumer Staples	6,390,185	6,390,185	—	—
Energy	4,729,892	4,729,892	—	—
Financials	12,739,586	12,739,586	—	—
Health Care	14,577,281	14,577,281	—	—
Industrials	9,382,635	9,382,635	—	—
Information Technology	19,823,238	19,823,238	—	—
Materials	2,428,166	2,428,166	—	—
Real Estate	3,113,209	3,113,209	—	—
Utilities	3,276,115	3,276,115	—	—

Subtotal Investments in Securities	$95,320,577	$95,320,577	$—	$—

Other Investments *	Total
Affiliated Short-Term Investments	1,495,123
Collateral Held for Securities Loaned	1,354,500

Subtotal Other Investments	$2,849,623

Total Investments at Value	$98,170,200

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Partner All Cap Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$945	$17,391	$16,841	150	$1,495	1.6%

Total Affiliated Short-Term Investments	945				1,495	1.6

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	—	17,786	16,431	1,355	1,355	1.4

Total Collateral Held for Securities Loaned	—				1,355	1.4

Total Value	$945				$2,850

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$29

Total Income from Affiliated Investments				$29

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	13

Total Affiliated Income from Securities Loaned, Net				$13

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (92.9%)	Value
Brazil (11.8%)
277,400	Ambev SA	$1,099,221
291,474	Banco Bradesco SA ADR	2,882,681
101,300	BRF SAa	572,412
110,718	Lojas Renner SA	1,207,901
167,868	Multiplan Empreendimentos Imobiliarios SA	1,051,873
64,886	Ultrapar Participacoes SA	889,464
166,812	Vale SA ADR	2,200,250

	Total	9,903,802

Cayman Islands (11.5%)
14,540	Autohome, Inc. ADR	1,137,464
424,000	China Resources Land, Ltd.	1,630,989
25,427	Huazhu Group, Ltd. ADR	727,975
35,700	Sunny Optical Technology Group
	Company, Ltd.	317,517
135,000	Tencent Holdings, Ltd.	5,410,848
58,500	Wuxi Biologics (Cayman), Inc.[a,b]	373,731

	Total	9,598,524

Chile (2.0%)
29,770	Banco Santander Chile SA ADR	890,123
100,640	S.A.C.I. Falabella	737,662

	Total	1,627,785

China (10.6%)
13,143	58.com, Inc. ADR[a]	712,482
139,200	China International Travel Service Corporation, Ltd.	1,222,401
246,117	Hangzhou Hikvision Digital
	Technology Company, Ltd.	928,700
20,595	Kweichow Moutai Company, Ltd.	1,778,970
150,700	Midea Group Company, Ltd.	813,960
257,000	Ping An Insurance Company of China, Ltd.	2,267,258
159,282	Shanghai International Airport Company, Ltd.	1,180,228

	Total	8,903,999

Hong Kong (6.8%)
266,000	AIA Group, Ltd.	2,209,613
146,000	China Mobile, Ltd.	1,412,783
224,000	Hang Lung Group, Ltd.	571,127
132,000	Hang Lung Properties, Ltd.	250,896
44,408	Hong Kong Exchanges & Clearing, Ltd.	1,283,771

	Total	5,728,190

Hungary (0.3%)
13,910	Richter Gedeon Nyrt	269,433

	Total	269,433

India (14.5%)
109,742	Aditya Birla Capital, Ltd.[a]	157,064
73,505	Grasim Industries, Ltd.	868,564
25,850	Grasim Industries, Ltd. GDR	304,246
19,300	Hero Motocorp, Ltd.	857,603
41,683	Hindustan Unilever, Ltd.	1,086,112
116,690	Housing Development Finance Corporation	3,287,658
393,679	ITC, Ltd.	1,587,342
92,189	Kotak Mahindra Bank, Ltd.	1,658,401
51,962	Tata Consultancy Services, Ltd.	1,408,942
16,447	Ultra Tech Cement, Ltd.	939,401

	Total	12,155,333

Indonesia (5.3%)
3,306,600	Astra International Tbk PT	1,894,324
609,900	Indocement Tunggal Prakarsa Tbk PT	783,277
993,400	PT Bank Central Asia Tbk	1,796,514

	Total	4,474,115

Luxembourg (0.7%)
27,800	Tenaris SA ADR	592,696

	Total	592,696

Malaysia (1.6%)
216,000	Public Bank Berhad	1,293,138

	Total	1,293,138

Mexico (4.9%)
18,300	Fomento Economico Mexicano SAB de CV ADR	1,574,715
71,900	Grupo Aeroportuario del Sureste, SAB de CV	1,084,514
294,913	Grupo Financiero Banorte SAB de CV ADR	1,439,618

	Total	4,098,847

Philippines (3.5%)
61,155	Ayala Corporation	1,045,540
1,031,900	Ayala Land, Inc.	797,581
623,306	Bank of the Philippine Islands	1,113,193

	Total	2,956,314

Poland (0.8%)
23,419	Bank Pekao SA	682,763

	Total	682,763

Russia (2.2%)
25,959	Lukoil ADR	1,859,045

	Total	1,859,045

South Africa (3.7%)
88,421	Massmart Holdings, Ltd.	636,201
119,800	MTN Group, Ltd.	740,516
5,100	Naspers, Ltd.	1,021,104
118,746	Truworths International, Ltd.	726,160

	Total	3,123,981

South Korea (2.5%)
1,478	Amorepacific Corporation[a]	136,207
3,948	LG Chem, Ltd.[a]	1,230,666
6,281	NAVER Corporation[a]	688,372

	Total	2,055,245

Taiwan (4.9%)
559,499	Taiwan Semiconductor Manufacturing Company, Ltd.	4,062,653

	Total	4,062,653

Thailand (2.5%)
117,500	Siam Cement pcl	1,508,446

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (92.9%)	Value
Thailand (2.5%) - continued
137,000	Siam Commercial Bank pcl	$562,357

	Total	2,070,803

Turkey (1.3%)
64,836	BIM Birlesik Magazalar AS	1,065,743

	Total	1,065,743

United States (1.5%)
37,588	Yum China Holding, Inc.	1,260,326

	Total	1,260,326

	Total Common Stock (cost $70,716,660)	77,782,735

	Preferred Stock (5.4%)
South Korea (5.4%)
159,780	Samsung Electronics Company, Ltd.	4,565,500

	Total	4,565,500

	Total Preferred Stock (cost $2,907,281)	4,565,500

	Short-Term Investments (1.8%)
	Thrivent Core Short-Term Reserve Fund
150,689	2.670%	1,506,890

	Total Short-Term Investments (cost $1,506,890)	1,506,890

	Total Investments (cost $75,130,831) 100.1%	$83,855,125

	Other Assets and Liabilities, Net (0.1%)	(91,550)

	Total Net Assets 100.0%	$83,763,575

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $373,731 or 0.4% of total net assets.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$16,313,498
Gross unrealized depreciation	(7,689,601)

Net unrealized appreciation (depreciation)	$8,623,897
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$75,231,228

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER EMERGING MARKETS EQUITY PORTFOLIO

Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Partner Emerging Markets Equity Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	10,435,197	1,849,946	8,585,251	—
Consumer Discretionary	8,720,337	1,260,326	7,460,011	—
Consumer Staples	9,854,440	1,574,715	8,279,725	—
Energy	3,341,205	592,696	2,748,509	—
Financials	22,569,692	3,772,804	18,796,888	—
Health Care	643,164	—	643,164	—
Industrials	3,895,731	—	3,895,731	—
Information Technology	6,159,967	—	6,159,967	—
Materials	8,763,550	2,200,250	6,563,300	—
Real Estate	3,399,452	727,975	2,671,477	—
Preferred Stock
Information Technology	4,565,500	—	4,565,500	—

Subtotal Investments in Securities	$82,348,235	$11,978,712	$70,369,523	$—

Other Investments *	Total
Affiliated Short-Term Investments	1,506,890

Subtotal Other Investments	$1,506,890

Total Investments at Value	$83,855,125

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Emerging Markets Equity Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$1,803	$17,915	$18,211	151	$1,507	1.8%

Total Affiliated Short-Term Investments	1,803				1,507	1.8

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	—	10,364	10,364	—	—	—
Total Collateral Held for Securities Loaned	—				—	—

Total Value	$1,803				$1,507

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$ —	$ —	—	$ 34
Total Income from Affiliated Investments				$ 34

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	1

Total Affiliated Income from Securities Loaned, Net				$ 1

Total Value	$ —	$ —	$ —

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (99.2%)	Value
Communications Services (15.5%)
18,822	Activision Blizzard, Inc.	$876,540
6,275	Alphabet, Inc., Class Aa	6,557,124
6,155	Alphabet, Inc., Class Ca	6,374,180
21,947	Electronic Arts, Inc.[a]	1,731,838
60,215	Facebook, Inc.[a]	7,893,584
4,800	IAC/InterActive Corporation[a]	878,592
117,300	Tencent Holdings, Ltd.	4,701,425
26,772	Walt Disney Company	2,935,550

	Total	31,948,833

Consumer Discretionary (23.5%)
32,487	Alibaba Group Holding, Ltd. ADR[a]	4,452,993
11,855	Amazon.com, Inc.[a]	17,805,854
29,261	Aptiv plc	1,801,600
2,402	Booking Holdings, Inc.[a]	4,137,253
7,712	Dollar General Corporation	833,513
22,625	Dollar Tree, Inc.[a]	2,043,490
43,270	Dollarama, Inc.	1,029,136
11,332	Ferrari NVb	1,126,854
27,754	Las Vegas Sands Corporation	1,444,596
9,300	McDonald’s Corporation	1,651,401
37,100	MGM Resorts International	900,046
11,242	Netflix, Inc.[a]	3,009,034
31,475	NIKE, Inc.	2,333,557
343	NVR, Inc.[a]	835,888
9,368	Tesla, Inc.[a]	3,117,670
17,628	Wynn Resorts, Ltd.	1,743,585

	Total	48,266,470

Consumer Staples (1.0%)
30,261	Philip Morris International, Inc.	2,020,224

	Total	2,020,224

Financials (5.3%)
60,083	Charles Schwab Corporation	2,495,247
12,697	Chubb, Ltd.	1,640,199
20,100	Intercontinental Exchange, Inc.	1,514,133
10,348	J.P. Morgan Chase & Company	1,010,172
31,120	Morgan Stanley	1,233,908
1,800	S&P Global, Inc.	305,892
55,215	TD Ameritrade Holding Corporation	2,703,326

	Total	10,902,877

Health Care (15.8%)
15,335	Alexion Pharmaceuticals, Inc.[a]	1,493,016
11,593	Anthem, Inc.	3,044,670
17,854	Becton, Dickinson and Company	4,022,863
14,525	Centene Corporation[a]	1,674,733
14,836	Cigna Holding Company	2,817,653
5,100	Eli Lilly and Company	590,172
4,263	HCA Healthcare, Inc.	530,530
2,700	Humana, Inc.	773,496
6,876	Intuitive Surgical, Inc.[a]	3,293,054
24,667	Stryker Corporation	3,866,552
23,648	UnitedHealth Group, Inc.	5,891,190
19,427	Vertex Pharmaceuticals, Inc.[a]	3,219,248
5,683	Wellcare Health Plans, Inc.[a]	1,341,699

	Total	32,558,876

Industrials (8.8%)
22,850	Boeing Company	7,369,125
15,457	Equifax, Inc.	1,439,510
28,772	Fortive Corporation	1,946,714
7,046	Honeywell International, Inc.	930,918
7,300	Northrop Grumman Corporation	1,787,770
7,614	Roper Industries, Inc.	2,029,283
30,161	TransUnion	1,713,145
11,201	Wabtec Corporation[b]	786,870

	Total	18,003,335

Information Technology (26.5%)
10,117	Apple, Inc.	1,595,856
9,316	ASML Holding NV GDR	1,449,756
16,888	Fidelity National Information Services, Inc.	1,731,864
21,555	Fiserv, Inc.[a]	1,584,077
14,125	Intuit, Inc.	2,780,506
30,847	MasterCard, Inc.	5,819,287
107,733	Microsoft Corporation	10,942,441
13,300	NVIDIA Corporation	1,775,550
25,376	PayPal Holdings, Inc.[a]	2,133,868
16,656	Red Hat, Inc.[a]	2,925,460
20,431	Salesforce.com, Inc.[a]	2,798,434
6,950	ServiceNow, Inc.[a]	1,237,447
12,700	Splunk, Inc.[a]	1,331,595
137,759	Symantec Corporation	2,602,956
54,658	Visa, Inc.	7,211,576
13,329	VMware, Inc.[b]	1,827,806
13,192	Workday, Inc.[a]	2,106,499
35,450	Worldpay, Inc.	2,709,443

	Total	54,564,421

Materials (0.7%)
27,227	DowDuPont, Inc.	1,456,100

	Total	1,456,100

Real Estate (0.6%)
10,365	Crown Castle International Corporation	1,125,950

	Total	1,125,950

Utilities (1.5%)
4,579	American Water Works Company, Inc.	415,636
5,212	NextEra Energy, Inc.	905,950
16,453	Sempra Energy	1,780,050

	Total	3,101,636

	Total Common Stock (cost $148,447,205)	203,948,722

Principal Amount	Long-Term Fixed Income (0.1%)
Consumer Cyclical (0.1%)
	Caesars Entertainment Corporation, Convertible
$198,163	5.000%, 10/1/2024	245,973

	Total	245,973

	Total Long-Term Fixed Income (cost $523,310)	245,973

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Preferred Stock (0.1%)	Value
Consumer Discretionary (0.1%)
2,943	Airbnb, Inc., Series D, Convertible*,a,c	$312,340

	Total	312,340

	Total Preferred Stock (cost $119,818)	312,340

	Collateral Held for Securities Loaned (1.8%)
3,644,975	Thrivent Cash Management Trust	3,644,975

	Total Collateral Held for Securities Loaned (cost $3,644,975)	3,644,975

	Short-Term Investments (0.4%)
	Thrivent Core Short-Term Reserve Fund
82,066	2.670%	820,659

	Total Short-Term Investments (cost $820,659)	820,659

	Total Investments (cost $153,555,967) 101.6%	$208,972,669

	Other Assets and Liabilities, Net (1.6%)	(3,311,978)

	Total Net Assets 100.0%	$205,660,691

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Partner Growth Stock Portfolio as of December 31, 2018 was $312,340 or 0.2% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2018.

Security	Acquisition Date	Cost
Airbnb, Inc., Series D, Convertible	4/16/2014	$119,818

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Growth Stock Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$3,226,581

Total lending	$3,226,581
Gross amount payable upon return of collateral for securities loaned	$3,644,975

Net amounts due to counterparty	$418,394

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$64,772,423
Gross unrealized depreciation	(10,179,340)

Net unrealized appreciation (depreciation)	$54,593,083
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$154,379,586

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER GROWTH STOCK PORTFOLIO

Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Partner Growth Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	31,948,833	27,247,408	4,701,425	—
Consumer Discretionary	48,266,470	47,237,334	1,029,136	—
Consumer Staples	2,020,224	2,020,224	—	—
Financials	10,902,877	10,902,877	—	—
Health Care	32,558,876	32,558,876	—	—
Industrials	18,003,335	18,003,335	—	—
Information Technology	54,564,421	54,564,421	—	—
Materials	1,456,100	1,456,100	—	—
Real Estate	1,125,950	1,125,950	—	—
Utilities	3,101,636	3,101,636	—	—
Preferred Stock
Consumer Discretionary	312,340	—	—	312,340
Long-Term Fixed Income
Consumer Cyclical	245,973	—	245,973	—

Subtotal Investments in Securities	$204,507,035	$198,218,161	$5,976,534	$312,340

Other Investments *	Total
Affiliated Short-Term Investments	820,659
Collateral Held for Securities Loaned	3,644,975

Subtotal Other Investments	$4,465,634

Total Investments at Value	$208,972,669

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$1,832	$46,856	$47,867	82	$821	0.4%

Total Affiliated Short-Term Investments	1,832				821	0.4

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	—	69,471	65,826	3,645	3,645	1.8

Total Collateral Held for Securities Loaned	—				3,645	1.8

Total Value	$1,832				$4,466

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$43

Total Income from Affiliated Investments				$43

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	35

Total Affiliated Income from Securities Loaned, Net				$35

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (92.7%)	Value
Biotechnology (16.1%)
21,900	ACADIA Pharmaceuticals, Inc.[a,b]	$354,123
24,080	Acceleron Pharma, Inc.[b]	1,048,684
9,580	Agios Pharmaceuticals, Inc.[a,b]	441,734
10,300	Alexion Pharmaceuticals, Inc.[b]	1,002,808
3,487	Allakos, Inc.[b]	182,265
4,003	Allogene Therapeutics, Inc.[a,b]	107,801
4,800	Alnylam Pharmaceuticals, Inc.[b]	349,968
16,828	Amgen, Inc.	3,275,907
13,125	Amicus Therapeutics, Inc.[b]	125,737
1,200	AnaptysBio, Inc.[b]	76,548
15,792	Arena Pharmaceuticals, Inc.[b]	615,098
2,720	Arvinas, Inc.[b]	34,952
10,290	Biogen, Inc.[b]	3,096,467
8,130	Biohaven Pharmaceutical Holding Company, Ltd.[b]	300,647
18,789	BioMarin Pharmaceutical, Inc.[b]	1,599,883
2,000	Blueprint Medicines Corporation[b]	107,820
8,797	Cellectis SA ADR[b]	146,470
25,300	Checkpoint Therapeutics, Inc.[a,b]	46,046
6,600	Cytokinetics, Inc.[b]	41,712
4,639	Eidos Therapeutics, Inc.[a,b]	63,833
8,600	EXACT Sciences Corporation[b]	542,660
3,300	Galapagos NV ADR[b]	302,742
3,100	Genmab ASb	509,704
68,410	Gilead Sciences, Inc.	4,279,046
2,830	Guardant Health, Inc.[b]	106,380
14,790	Halozyme Therapeutics, Inc.[b]	216,378
20,500	ImmunoGen, Inc.[b]	98,400
20,139	Incyte Corporation[b]	1,280,639
17,244	InflaRx NVb	627,164
15,000	Innovent Biologics, Inc.[b,c]	46,166
28,900	Insmed, Inc.[b]	379,168
1,200	Intercept Pharmaceuticals, Inc.[b]	120,948
2,400	Mirati Therapeutics, Inc.[b]	101,808
2,364	Principia Biopharma, Inc.[b]	64,750
21,717	Ra Pharmaceuticals, Inc.[b]	395,249
4,050	Regeneron Pharmaceuticals, Inc.[b]	1,512,675
804	Rubius Therapeutics, Inc.[b]	12,928
19,480	Sarepta Therapeutics, Inc.[a,b]	2,125,852
29,700	Seattle Genetics, Inc.[b]	1,682,802
5,400	Spark Therapeutics, Inc.[b]	211,356
9,130	Syndax Pharmaceuticals, Inc.[b]	40,629
12,170	TESARO, Inc.[a,b]	903,623
2,780	Theravance Biopharma, Inc.[b]	71,140
10,200	Ultragenyx Pharmaceutical, Inc.[b]	443,496
3,887	Urovant Sciences, Ltd.[b]	25,615
19,920	Vertex Pharmaceuticals, Inc.[b]	3,300,943
65,300	WuXi AppTec Company, Ltd.[b,c]	567,065

	Total	32,987,829

Consumer Discrectionary (0.6%)
29,100	Service Corporation International	1,171,566

	Total	1,171,566

Health Care Distributors (0.7%)
13,310	AmerisourceBergen Corporation	990,264
4,300	McKesson Corporation	475,021

	Total	1,465,285

Health Care Equipment (24.7%)
153,690	Abbott Laboratories	11,116,398
32,910	Baxter International, Inc.	2,166,136
13,690	Becton, Dickinson and Company	3,084,631
246,620	Boston Scientific Corporation[b]	8,715,551
14,441	Edwards Lifesciences Corporation[b]	2,211,928
2,540	Establishment Labs Holdings, Inc.[b]	69,647
6,520	Intuitive Surgical, Inc.[b]	3,122,558
22,300	Masimo Corporation[b]	2,394,351
80,920	Medtronic plc	7,360,483
7,600	Nevro Corporation[b]	295,564
19,750	ResMed, Inc.	2,248,933
5,837	SI-BONE, Inc.[b]	121,935
35,720	Stryker Corporation	5,599,110
5,280	Teleflex, Inc.	1,364,774
5,800	Zimmer Biomet Holdings, Inc.	601,576

	Total	50,473,575

Health Care Facilities (0.8%)
12,640	HCA Healthcare, Inc.	1,573,048

	Total	1,573,048

Health Care Services (2.5%)
14,630	Amedisys, Inc.[b]	1,713,319
12,490	DaVita, Inc.[b]	642,735
2,078	LHC Group, Inc.[b]	195,083
20,440	Quest Diagnostics, Inc.	1,702,039
19,600	Teladoc Health, Inc.[a,b]	971,572

	Total	5,224,748

Health Care Supplies (0.3%)
3,400	Align Technology, Inc.[b]	712,062

	Total	712,062

Health Care Technology (0.5%)
543,400	ConvaTec Group plc[c]	962,525

	Total	962,525

Life Sciences Tools & Services (4.3%)
19,820	Agilent Technologies, Inc.	1,337,057
5,500	Charles River Laboratories International, Inc.[b]	622,490
3,100	Illumina, Inc.[b]	929,783
6,100	IQVIA Holding, Inc.[b]	708,637
7,400	PerkinElmer, Inc.	581,270
28,400	Qiagen NVb	978,380
16,150	Thermo Fisher Scientific, Inc.	3,614,209

	Total	8,771,826

Managed Health Care (17.8%)
20,900	Anthem, Inc.	5,488,967
25,850	Centene Corporation[b]	2,980,505
26,819	Cigna Holding Company	5,093,464
7,500	HealthEquity, Inc.[b]	447,375
16,320	Humana, Inc.	4,675,354
65,529	UnitedHealth Group, Inc.	16,324,584
5,700	Wellcare Health Plans, Inc.[b]	1,345,713

	Total	36,355,962

Pharmaceuticals (24.4%)
21,160	Allergan plc	2,828,246
13,371	Apellis Pharmaceuticals, Inc.[b]	176,363
2,966	Assembly Biosciences, Inc.[b]	67,091
40,000	AstraZeneca plc	2,985,839
22,550	AstraZeneca plc ADR	856,449
91,290	Bristol-Myers Squibb Company	4,745,254
9,300	Chugai Pharmaceutical Company, Ltd.	539,393

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (92.7%)	Value
Pharmaceuticals (24.4%) - continued
22,500	Corbus Pharmaceuticals Holdings, Inc.[a,b]	$131,400
17,600	Daiichi Sankyo Company, Ltd.	562,949
6,363	Elanco Animal Health, Inc.[b]	200,625
39,930	Eli Lilly and Company	4,620,700
183,500	Hua Medicine[b,c]	194,502
13,300	Medicines Company[b]	254,562
99,361	Merck & Company, Inc.	7,592,174
16,640	Merck KGaA	1,712,800
4,300	Nektar Therapeutics[b]	141,341
13,020	Novartis AG ADR	1,117,246
45,520	Novo Nordisk AS ADR	2,097,106
291,315	Pfizer, Inc.	12,715,900
6,150	Reata Pharmaceuticals, Inc.[b]	345,015
12,580	Sanofi	1,091,315
24,150	Sanofi ADR	1,048,351
1,833	Sutro Biopharma, Inc.[b]	16,534
34,700	Teva Pharmaceutical Industries, Ltd. ADR[b]	535,074
5,388	Tricida, Inc.[b]	127,049
62,500	Wuxi Biologics (Cayman), Inc.[b,c]	399,285
31,370	Zoetis, Inc.	2,683,390

	Total	49,785,953

	Total Common Stock (cost $173,787,429)	189,484,379

	Collateral Held for Securities Loaned (2.0%)
4,000,490	Thrivent Cash Management Trust	4,000,490

	Total Collateral Held for Securities Loaned (cost $4,000,490)	4,000,490

	Short-Term Investments (7.5%)
	Thrivent Core Short-Term Reserve Fund
1,534,624	2.670%	15,346,239

	Total Short-Term Investments (cost $15,346,239)	15,346,239

	Total Investments (cost $193,134,158) 102.2%	$208,831,108

	Other Assets and Liabilities, Net (2.2%)	(4,492,184)

	Total Net Assets 100.0%	$204,338,924

a	All or a portion of the security is on loan.
b	Non-income producing security.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $2,169,543 or 1.1% of total net assets.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Healthcare Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$3,966,418

Total lending	$3,966,418
Gross amount payable upon return of collateral for securities loaned	$4,000,490

Net amounts due to counterparty	$34,072

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$25,711,041
Gross unrealized depreciation	(10,302,901)

Net unrealized appreciation (depreciation)	$15,408,140
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$191,543,389

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Partner Healthcare Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Biotechnology	32,987,829	31,864,894	1,122,935	—
Consumer Discrectionary	1,171,566	1,171,566	—	—
Health Care Distributors	1,465,285	1,465,285	—	—
Health Care Equipment	50,473,575	50,473,575	—	—
Health Care Facilities	1,573,048	1,573,048	—	—
Health Care Services	5,224,748	5,224,748	—	—
Health Care Supplies	712,062	712,062	—	—
Health Care Technology	962,525	—	962,525	—
Life Sciences Tools & Services	8,771,826	8,771,826	—	—
Managed Health Care	36,355,962	36,355,962	—	—
Pharmaceuticals	49,785,953	42,299,870	7,486,083	—

Subtotal Investments in Securities	$189,484,379	$179,912,836	$9,571,543	$—

Other Investments *	Total
Affiliated Short-Term Investments	15,346,239
Collateral Held for Securities Loaned	4,000,490

Subtotal Other Investments	$19,346,729

Total Investments at Value	$208,831,108

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Foreign Currency Forward Contracts	23,200	—	23,200	—

Total Asset Derivatives	$23,200	$—	$23,200	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Partner Healthcare Portfolio’s foreign currency forward contracts held as of December 31, 2018.

Foreign Currency Forward Contracts
Currency to Deliver	Counterparty	Contracts to Deliver	Currency to Receive	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Euro	SSB	134,900	USD	1/16/2019	$154,767	$1,926
Euro	JPM	1,503,400	USD	1/16/2019	1,724,812	21,274

Total					$1,879,579	$23,200

Net Unrealized Appreciation/(Depreciation) on Foreign Currency Forward Contracts						$23,200

Counterparty:
JPM	-	J.P. Morgan
SSB	-	State Street Bank

Currency:
USD	-	United States Dollar

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Schedule of Investments as of December 31, 2018

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Foreign Exchange Contracts
Forward Contracts	Net Assets - Distributable earnings/(accumulated loss)	23,200
Total Foreign Exchange Contracts		23,200

Total Asset Derivatives		$23,200

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency forward contracts	(66,166)
Total Foreign Exchange Contracts		(66,166)

Total		($66,166)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	94,361
Total Foreign Exchange Contracts		94,361

Total		$94,361

The following table presents Partner Healthcare Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Foreign Exchange Contracts
Contracts Purchased	$922,861
Contracts Sold	(3,341,191)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Healthcare Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$4,396	$45,293	$34,343	1,535	$15,346	7.5%

Total Affiliated Short-Term Investments	4,396				15,346	7.5

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	—	30,524	26,524	4,000	4,000	2.0

Total Collateral Held for Securities Loaned	—				4,000	2.0

Total Value	$4,396				$19,346

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER HEALTHCARE PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$147

Total Income from Affiliated Investments				$147

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	10

Total Affiliated Income from Securities Loaned, Net				$10

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Common Stock (86.1%)	Value	% of Net Assets
Australia (5.1%)
649,714	Australia and New Zealand Banking Group, Ltd.	$11,226,193	0.7%
327,667	BHP Billiton, Ltd.	7,920,053	0.5%
59,716	CSL, Ltd.	7,799,974	0.5%
3,794,803	Medibank Private, Ltd.	6,870,046	0.4%
	Other Securities^	48,933,108	3.0%

	Total	82,749,374

Austria (0.3%)
	Other Securities^	5,082,894	0.3%

	Total	5,082,894

Belgium (0.2%)
	Other Securities^	3,183,259	0.2%

	Total	3,183,259

Brazil (1.8%)
870,313	Banco Bradesco SA ADR	8,607,396	0.5%
469,171	Vale SA ADR	6,188,365	0.4%
	Other Securities^	15,147,375	0.9%

	Total	29,943,136

Canada (2.0%)
	Other Securities^	32,483,472	2.0%

	Total	32,483,472

Cayman Islands (2.0%)
380,800	Tencent Holdings, Ltd.	15,262,598	0.9%
	Other Securities^	17,412,065	1.1%

	Total	32,674,663

Chile (0.3%)
	Other Securities^	4,670,274	0.3%

	Total	4,670,274

China (1.5%)
720,000	Ping An Insurance Company of China, Ltd.	6,351,851	0.4%
	Other Securities^	18,473,811	1.1%

	Total	24,825,662

Denmark (1.9%)
369,215	Novo Nordisk AS	16,956,968	1.1%
	Other Securities^	13,495,839	0.8%

	Total	30,452,807

Faroe Islands (0.1%)
	Other Securities^	939,882	0.1%

	Total	939,882

Finland (1.2%)
372,222	UPM-Kymmene Oyj	9,422,371	0.6%
	Other Securities^	9,747,880	0.6%

	Total	19,170,251

France (4.5%)
13,721	Kering SA	6,427,901	0.4%
27,508	LVMH Moet Hennessy Louis Vuitton SE	8,053,688	0.5%
	Other Securities^	58,501,257	3.6%

	Total	72,982,846

Germany (4.2%)
62,280	Allianz SE	12,515,508	0.8%
47,265	Hannover Rueckversicherung SE	6,369,920	0.4%
	Other Securities^	49,126,795	3.0%

	Total	68,012,223

Hong Kong (1.1%)
744,600	AIA Group, Ltd.	6,185,253	0.4%
	Other Securities^	11,235,011	0.7%

	Total	17,420,264

Hungary (<0.1%)
	Other Securities^	759,293	<0.1%

	Total	759,293

India (2.2%)
337,683	Housing Development Finance Corporation	9,513,979	0.6%
	Other Securities^	25,750,245	1.6%

	Total	35,264,224

Indonesia (0.8%)
	Other Securities^	13,074,160	0.8%

	Total	13,074,160

Ireland (0.3%)
	Other Securities^	5,151,066	0.3%

	Total	5,151,066

Isle of Man (0.1%)
	Other Securities^	2,123,044	0.1%

	Total	2,123,044

Israel (0.3%)
	Other Securities^	4,508,532	0.3%

	Total	4,508,532

Italy (2.3%)
505,840	Eni SPA	7,990,867	0.5%
	Other Securities^	28,805,293	1.8%

	Total	36,796,160

Japan (18.9%)
227,500	Canon, Inc.	6,259,821	0.4%
68,000	Daito Trust Construction Company, Ltd.	9,309,438	0.6%
408,600	Honda Motor Company, Ltd.	10,764,595	0.7%
600,800	Japan Tobacco, Inc.	14,275,668	0.9%
12,400	Keyence Corporation	6,267,529	0.4%
4,534,100	Mizuho Financial Group, Inc.	7,015,326	0.5%
398,100	Nippon Steel & Sumitomo Metal Corporation	6,839,715	0.4%
1,701,705	Nissan Motor Company, Ltd.	13,612,485	0.9%

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Common Stock (86.1%)	Value	% of Net Assets
Japan (18.9%) - continued
683,900	Sekisui House, Ltd.	$10,043,126	0.6%
105,000	SoftBank Group Corporation	6,877,415	0.4%
137,700	Sony Corporation	6,638,464	0.4%
804,900	Sumitomo Electric Industries, Ltd.	10,659,566	0.7%
	Other Securities^	198,060,748	12.0%

	Total	306,623,896

Jersey (<0.1%)
	Other Securities^	264,615	<0.1%

	Total	264,615

Luxembourg (0.2%)
	Other Securities^	3,111,350	0.2%

	Total	3,111,350

Malaysia (0.2%)
	Other Securities^	3,317,259	0.2%

	Total	3,317,259

Mexico (0.7%)
	Other Securities^	12,072,589	0.7%

	Total	12,072,589

Netherlands (2.8%)
227,488	Unilever NV	12,323,554	0.8%
	Other Securities^	33,351,202	2.0%

	Total	45,674,756

New Zealand (<0.1%)
	Other Securities^	589,992	<0.1%

	Total	589,992

Norway (1.9%)
672,313	DnB ASA	10,791,743	0.7%
517,901	Telenor ASA	10,057,794	0.6%
	Other Securities^	10,359,826	0.6%

	Total	31,209,363

Philippines (0.6%)
	Other Securities^	9,049,318	0.6%

	Total	9,049,318

Poland (0.1%)
	Other Securities^	2,269,600	0.1%

	Total	2,269,600

Portugal (0.2%)
	Other Securities^	2,586,409	0.2%

	Total	2,586,409

Russia (0.3%)
	Other Securities^	5,603,991	0.3%

	Total	5,603,991

Singapore (0.5%)
	Other Securities^	7,780,064	0.5%

	Total	7,780,064

South Africa (0.6%)
	Other Securities^	9,164,303	0.6%

	Total	9,164,303

South Korea (0.4%)
	Other Securities^	6,040,678	0.4%

	Total	6,040,678

Spain (3.3%)
222,846	ACS Actividades de Construccion y Servicios, SAa	8,625,770	0.6%
84,126	Amadeus IT Holding SA	5,853,289	0.4%
282,818	Enagas SA	7,645,153	0.5%
	Other Securities^	31,686,160	1.8%

	Total	53,810,372

Sweden (2.2%)
	Other Securities^	36,342,322	2.2%

	Total	36,342,322

Switzerland (6.5%)
225,212	Nestle SA	18,278,833	1.1%
261,647	Novartis AG	22,408,566	1.4%
109,771	Roche Holding AG	27,251,624	1.7%
12,078	Roche Holding AG-BR	2,945,871	0.2%
	Other Securities^	33,962,646	2.1%

	Total	104,847,540

Taiwan (0.7%)
1,486,951	Taiwan Semiconductor Manufacturing Company, Ltd.	10,797,098	0.7%

	Total	10,797,098

Thailand (0.4%)
	Other Securities^	6,283,072	0.4%

	Total	6,283,072

Turkey (0.2%)
	Other Securities^	3,095,844	0.2%

	Total	3,095,844

United Kingdom (12.8%)
535,620	BHP Group plc	11,318,194	0.7%
1,296,027	BP plc	8,193,078	0.5%
230,485	Bunzl plc	6,960,375	0.4%
282,760	Diageo plc	10,104,260	0.6%
776,815	GlaxoSmithKline plc	14,804,557	0.9%
1,749,322	HSBC Holdings plc	14,431,445	0.9%
288,522	Imperial Brands plc	8,757,143	0.6%
282,286	Mondi plc	5,879,382	0.4%
137,830	Royal Dutch Shell plc, Class A	4,056,728	0.3%
503,982	Royal Dutch Shell plc, Class B	15,067,799	0.9%
158,122	Unilever plc	8,301,848	0.5%

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Common Stock (86.1%)	Value	% of Net Assets
United Kingdom (12.8%) - continued
	Other Securities^	$100,006,443	6.1%

	Total	207,881,252

United States (0.4%)
	Other Securities^	6,856,726	0.4%

	Total	6,856,726

	Total Common Stock (cost $1,471,017,031)	1,397,539,895

Principal Amount	Long-Term Fixed Income (9.9%)
Albania (<0.1%)
	Other Securities^	284,648	<0.1%

	Total	284,648

Angola (0.1%)
	Other Securities^	1,851,554	0.1%

	Total	1,851,554

Argentina (0.6%)
	Other Securities^	9,974,404	0.6%

	Total	9,974,404

Azerbaijan (<0.1%)
	Other Securities^	208,082	<0.1%

	Total	208,082

Bahrain (<0.1%)
	Other Securities^	202,562	<0.1%

	Total	202,562

Belize (<0.1%)
	Other Securities^	65,823	<0.1%

	Total	65,823

Bermuda (0.1%)
	Other Securities^	1,134,255	0.1%

	Total	1,134,255

Brazil (0.5%)
	Other Securities^	7,657,775	0.5%

	Total	7,657,775

Cayman Islands (0.2%)
	Other Securities^	2,339,915	0.2%

	Total	2,339,915

Chile (0.1%)
	Other Securities^	2,260,546	0.1%

	Total	2,260,546

Colombia (0.2%)
	Other Securities^	2,426,346	0.2%

	Total	2,426,346

Costa Rica (0.1%)
	Other Securities^	1,740,912	0.1%

	Total	1,740,912

Dominican Republic (0.3%)
	Other Securities^	4,919,185	0.3%

	Total	4,919,185

Ecuador (0.3%)
	Other Securities^	4,803,175	0.3%

	Total	4,803,175

Egypt (0.1%)
	Other Securities^	2,174,781	0.1%

	Total	2,174,781

El Salvador (<0.1%)
	Other Securities^	625,883	<0.1%

	Total	625,883

Gabon (0.1%)
	Other Securities^	1,086,994	0.1%

	Total	1,086,994

Ghana (0.1%)
	Other Securities^	696,800	0.1%

	Total	696,800

Guatemala (0.2%)
	Other Securities^	3,746,408	0.2%

	Total	3,746,408

Honduras (0.1%)
	Other Securities^	1,364,991	0.1%

	Total	1,364,991

Hungary (<0.1%)
	Other Securities^	218,294	<0.1%

	Total	218,294

India (0.2%)
	Other Securities^	2,576,956	0.2%

	Total	2,576,956

Indonesia (0.9%)
	Other Securities^	13,692,336	0.9%

	Total	13,692,336

Ireland (<0.1%)
	Other Securities^	670,236	<0.1%

	Total	670,236

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (9.9%)	Value	% of Net Assets
Isle of Man (<0.1%)
	Other Securities^	$470,366	<0.1%

	Total	470,366

	Italy (0.1%)
	Other Securities^	1,345,457	0.1%

	Total	1,345,457

	Ivory Coast (0.1%)
	Other Securities^	894,416	0.1%

	Total	894,416

	Japan (<0.1%)
	Other Securities^	564,060	<0.1%

	Total	564,060

	Kazakhstan (<0.1%)
	Other Securities^	138,054	<0.1%

	Total	138,054

	Kenya (<0.1%)
	Other Securities^	658,928	<0.1%

	Total	658,928

	Kuwait (0.1%)
	Other Securities^	894,910	0.1%

	Total	894,910

	Lebanon (<0.1%)
	Other Securities^	262,268	<0.1%

	Total	262,268

	Luxembourg (0.2%)
	Other Securities^	2,404,300	0.2%

	Total	2,404,300

	Macedonia, The Former Yugoslav Republic Of (0.1%)
	Other Securities^	2,010,920	0.1%

	Total	2,010,920

	Mauritius (0.1%)
	Other Securities^	1,500,685	0.1%

	Total	1,500,685

	Mexico (0.4%)
	Other Securities^	5,886,988	0.4%

	Total	5,886,988

	Netherlands (0.3%)
	Other Securities^	4,862,982	0.3%

	Total	4,862,982

	Nigeria (0.4%)
	Other Securities^	5,805,192	0.4%

	Total	5,805,192

	Oman (0.1%)
	Other Securities^	1,864,500	0.1%

	Total	1,864,500

	Pakistan (0.1%)
	Other Securities^	2,089,512	0.1%

	Total	2,089,512

	Panama (<0.1%)
	Other Securities^	601,737	<0.1%

	Total	601,737

	Papua New Guinea (<0.1%)
	Other Securities^	291,813	<0.1%

	Total	291,813

	Paraguay (0.2%)
	Other Securities^	3,730,205	0.2%

	Total	3,730,205

	Peru (0.1%)
	Other Securities^	1,629,522	0.1%

	Total	1,629,522

	Qatar (0.1%)
	Other Securities^	1,571,797	0.1%

	Total	1,571,797

	Romania (0.2%)
	Other Securities^	3,466,926	0.2%

	Total	3,466,926

	Russia (0.3%)
	Other Securities^	4,989,117	0.3%

	Total	4,989,117

	Senegal (<0.1%)
	Other Securities^	484,618	<0.1%

	Total	484,618

	Singapore (<0.1%)
	Other Securities^	511,458	<0.1%

	Total	511,458

	South Africa (0.3%)
	Other Securities^	4,847,074	0.3%

	Total	4,847,074

	South Korea (<0.1%)
	Other Securities^	196,109	<0.1%

	Total	196,109

	Sri Lanka (0.4%)
	Other Securities^	5,555,140	0.4%

	Total	5,555,140

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (9.9%)	Value	% of Net Assets
Supranational (<0.1%)
	Other Securities^	$396,279	<0.1%

	Total	396,279

Suriname (<0.1%)
	Other Securities^	606,375	<0.1%

	Total	606,375

Thailand (<0.1%)
	Other Securities^	413,460	<0.1%

	Total	413,460

Tunisia (<0.1%)
	Other Securities^	519,296	<0.1%

	Total	519,296

Turkey (0.6%)
	Other Securities^	9,872,670	0.6%

	Total	9,872,670

Ukraine (0.4%)
	Other Securities^	6,296,819	0.4%

	Total	6,296,819

United Arab Emirates (0.3%)
	Other Securities^	4,403,362	0.3%

	Total	4,403,362

United States (0.4%)
	Other Securities^	5,648,019	0.4%

	Total	5,648,019

Uruguay (<0.1%)
	Other Securities^	190,202	<0.1%

	Total	190,202

Venezuela (0.2%)
	Other Securities^	2,913,089	0.2%

	Total	2,913,089

Vietnam (<0.1%)
	Other Securities^	137,500	<0.1%

	Total	137,500

Virgin Islands, British (0.1%)
	Other Securities^	1,032,001	0.1%

	Total	1,032,001

Zambia (0.1%)
	Other Securities^	1,186,797	0.1%

	Total	1,186,797

	Total Long-Term Fixed Income (cost $176,463,817)	159,867,784

Shares	Preferred Stock (0.7%)

South Korea (0.7%)
425,400	Samsung Electronics Company, Ltd.	12,155,236	0.7%

	Total	12,155,236

	Total Preferred Stock (cost $8,454,538)	12,155,236

	Collateral Held for Securities Loaned (0.6%)
9,299,302	Thrivent Cash Management Trust	9,299,302	0.6%

	Total Collateral Held for Securities Loaned (cost $9,299,302)	9,299,302

Shares or Principal Amount	Short-Term Investments (2.5%)
	Thrivent Core Short-Term Reserve Fund
2,934,116	2.670%	29,341,161	1.8%
	Other Securities^	10,970,930	0.7%

	Total Short-Term Investments ($40,311,878)	40,312,091

	Total Investments (cost $1,705,546,566) 99.8%	$1,619,174,308

	Other Assets and Liabilities, Net 0.2%	3,556,590

	Total Net Assets 100.0%	$1,622,730,898

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.

Partner Worldwide Allocation Portfolio held restricted securities as of December 31, 2018. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. As of December 31, 2018, the value of these investments was $412,323 or 0.0% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Worldwide Allocation Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$9,053,989

Total lending	$9,053,989
Gross amount payable upon return of collateral for securities loaned	$9,299,302

Net amounts due to counterparty	$245,313

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$100,956,748
Gross unrealized depreciation	(195,187,495)

Net unrealized appreciation (depreciation)	$(94,230,747)
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$1,658,390,347

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Partner Worldwide Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	87,409,783	5,301,067	82,108,715	1
Consumer Discretionary	197,923,318	3,618,840	194,304,478	—
Consumer Staples	169,983,953	4,749,960	165,233,993	—
Energy	65,710,674	4,528,257	61,182,417	—
Financials	242,813,003	11,241,012	231,571,282	709
Health Care	150,819,762	2,508,483	148,311,279	—
Industrials	172,010,508	—	172,010,508	—
Information Technology	111,005,281	3,352,238	107,653,043	—
Materials	119,322,535	6,188,365	113,134,170	—
Real Estate	62,310,262	2,219,025	60,091,237	—
Utilities	18,230,816	—	18,230,816	—
Long-Term Fixed Income
Basic Materials	6,294,872	—	6,294,872	—
Capital Goods	554,711	—	554,711	—
Communications Services	5,739,595	—	5,739,595	—
Consumer Cyclical	666,475	—	666,475	—
Consumer Non-Cyclical	1,564,324	—	1,564,324	—
Energy	11,224,186	—	11,224,186	—
Financials	13,262,746	—	13,262,746	—
Foreign Government	112,630,496	—	112,630,496	—
Transportation	1,107,200	—	1,107,200	—
U.S. Government & Agencies	2,565,154	—	2,565,154	—
U.S. Municipals	925,775	—	925,775	—
Utilities	3,332,250	—	3,332,250	—
Preferred Stock
Information Technology	12,155,236	—	12,155,236	—
Short-Term Investments	10,970,930	—	10,970,930	—

Subtotal Investments in Securities	$1,580,533,845	$43,707,247	$1,536,825,888	$710

Other Investments *	Total
Affiliated Short-Term Investments	29,341,161
Collateral Held for Securities Loaned	9,299,302

Subtotal Other Investments	$38,640,463

Total Investments at Value	$1,619,174,308

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	3,047,441	3,047,441	—	—
Foreign Currency Forward Contracts	387,439	—	387,439	—

Total Asset Derivatives	$3,434,880	$3,047,441	$387,439	$—

Liability Derivatives
Futures Contracts	2,426,107	2,426,107	—	—
Foreign Currency Forward Contracts	418,735	—	418,735	—

Total Liability Derivatives	$2,844,842	$2,426,107	$418,735	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents Partner Worldwide Allocation Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $11,797,933 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CBOT 2-Yr. U.S. Treasury Note	77	March 2019	$16,236,945	$111,117
CBOT 5-Yr. U.S. Treasury Note	127	March 2019	14,370,380	194,932
CBOT U.S. Long Bond	47	March 2019	6,544,562	317,438
CME Ultra Long Term U.S. Treasury Bond	60	March 2019	9,183,452	455,923
Eurex Euro STOXX 50 Index	43	March 2019	1,500,968	(35,266)
FTSE 100 Index	9	March 2019	771,548	(6,349)
HKG Hang Seng Index	1	January 2019	164,915	170
ICE mini MSCI EAFE Index	1,212	March 2019	105,807,856	(1,818,256)
SFE S&P ASX Share Price Index 200	4	March 2019	392,253	(564)
SGX MSCI Singapore Index	4	January 2019	100,002	281
TSE Tokyo Price Index	7	March 2019	1,011,596	(57,762)

Total Futures Long Contracts			$156,084,477	($838,336)

CME 3 Month Eurodollar	(267)	December 2019	($64,763,978)	($217,147)
CME 3 Month Eurodollar	(12)	June 2019	(2,913,769)	(5,681)
CME 3 Month Eurodollar	(26)	December 2020	(6,288,891)	(50,559)
Eurex 10-Yr. Euro BUND	(34)	March 2019	(6,317,627)	(54,330)
Eurex 2-Yr. Euro SCHATZ	(20)	March 2019	(2,563,394)	(1,828)
Eurex 30-Yr. Euro BUXL	(3)	March 2019	(607,181)	(14,618)
Eurex 5-Yr. Euro BOBL	(40)	March 2019	(6,055,686)	(17,710)
ICE US mini MSCI Emerging Markets Index	(1,792)	March 2019	(88,592,860)	1,967,580
Ultra 10-Yr. U.S. Treasury Note	(43)	March 2019	(5,447,322)	(146,037)

Total Futures Short Contracts			($183,550,708)	$1,459,670

Total Futures Contracts			($27,466,231)	$621,334

Reference Description:

ASX	-	Australian Securities Exchange
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
EAFE	-	Europe, Australasia and Far East
FTSE	-	Financial Times Stock Exchange
HKG	-	Hong Kong Stock Exchange
ICE	-	Intercontinental Exchange
MSCI	-	Morgan Stanley Capital International
S&P	-	Standard & Poor’s
SFE	-	Sydney Futures Exchange
SGX	-	Singapore Stock Exchange
TSE	-	Tokyo Stock Exchange

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents Partner Worldwide Allocation Portfolio’s foreign currency forward contracts held as of December 31, 2018.

Foreign Currency Forward Contracts
Currency to Receive	Counterparty	Contracts to Receive	Currency to Deliver	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Argentina Peso	MSC	18,388,014	USD	1/14/2019	$478,567	$8,766
Brazilian Real	MSC	20,498,282	USD	1/3/2019	5,288,018	30,464
Brazilian Real	SB	2,015,603	USD	1/3/2019	519,973	(209)
Brazilian Real	HSBC	16,097,880	USD	1/3/2019	4,152,830	(1,676)
Brazilian Real	MSC	649,877	USD	2/4/2019	167,338	489
Chinese Yuan Offshore	DB	1,296,719	USD	3/20/2019	188,879	320
Chinese Yuan Offshore	MSC	6,002,317	USD	3/20/2019	874,293	7,417
Colombian Peso	MSC	2,692,821,374	USD	1/28/2019	828,686	(16,817)
Czech Republic Koruna	MSC	41,736,469	EUR	3/20/2019	1,864,686	36,199
Euro	MSC	249,052	PLN	3/20/2019	287,204	3,721
Euro	MSC	243,139	HUF	3/20/2019	280,385	3,182
Euro	MSC	472,869	RON	3/20/2019	545,307	7,442
Euro	MSC	243,139	CZK	3/20/2019	280,385	3,182
Hungarian Forint	MSC	173,784,896	USD	3/20/2019	624,209	8,540
Hungarian Forint	MSC	80,392,690	EUR	3/20/2019	288,758	5,861
Indian Rupee	MSC	11,880,809	USD	1/7/2019	170,044	1,474
Indian Rupee	MSC	201,771,749	USD	1/15/2019	2,885,296	35,935
Indonesian Rupiah	MSC	37,753,531,763	USD	1/14/2019	2,622,020	50,661
Malaysian Ringgit	MSC	2,634,604	USD	1/7/2019	637,561	6,361
Malaysian Ringgit	MSC	1,152,964	USD	1/10/2019	279,017	2,883
Mexican Peso	JPM	8,587,881	USD	3/20/2019	431,711	443
Mexican Peso	MSC	16,150,376	USD	3/20/2019	811,876	22,027
New Taiwan Dollar	MSC	25,903,723	USD	1/7/2019	843,408	(3,673)
New Taiwan Dollar	MSC	22,161,676	USD	1/18/2019	722,450	(4,401)
Philippines Peso	MSC	103,724,305	USD	1/4/2019	1,971,948	1,414
Polish Zloty	MSC	4,660,146	EUR	3/20/2019	1,248,504	17,948
Polish Zloty	MSC	1,041,280	USD	3/20/2019	278,970	2,941
Russian Ruble	MSC	79,811,588	USD	2/21/2019	1,140,434	(47,343)
Singapore Dollar	MSC	477,694	USD	3/20/2019	351,269	1,348
Singapore Dollar	HSBC	256,399	USD	3/20/2019	188,541	(18)
South African Rand	MSC	3,144,810	USD	3/20/2019	217,062	(6,102)
South Korean Won	MSC	700,499,817	USD	1/28/2019	628,748	992
Turkish Lira	MSC	2,022,105	USD	3/20/2019	367,184	6,189
Turkish Lira	UBS	609,925	USD	3/20/2019	110,753	(81)
Turkish Lira	CITI	613,610	USD	3/20/2019	111,422	256

Total					$32,687,736	$186,135

Currency to Deliver	Counterparty	Contracts to Deliver	Currency to Receive	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Argentina Peso	MSC	4,281,000	USD	1/14/2019	$111,417	($940)
Brazilian Real	RBS	18,224,598	USD	1/3/2019	4,701,467	1,898
Brazilian Real	SB	1,081,285	USD	1/3/2019	278,943	113
Brazilian Real	MSC	19,305,881	USD	1/3/2019	4,980,411	12,027
Brazilian Real	MSC	19,943,805	USD	2/4/2019	5,135,374	(27,831)
Chinese Yuan Offshore	MSC	30,974,554	USD	3/20/2019	4,511,731	(59,474)
Colombian Peso	MSC	637,085,040	USD	1/28/2019	196,056	1,325
Czech Republic Koruna	MSC	6,299,279	EUR	3/20/2019	281,437	(4,234)
Euro	MSC	17,970,100	USD	2/8/2019	20,654,978	39,030
Euro	MSC	1,603,336	CZK	3/20/2019	1,848,948	(20,461)
Euro	MSC	1,078,754	PLN	3/20/2019	1,244,006	(13,450)
Euro	MSC	249,116	HUF	3/20/2019	287,278	(4,381)
Euro	MSC	677,945	USD	3/20/2019	781,798	(3,819)
Hungarian Forint	MSC	78,266,130	EUR	3/20/2019	281,120	(3,917)
Indian Rupee	MSC	11,880,809	USD	1/7/2019	170,044	(294)
Indian Rupee	MSC	213,555,983	USD	1/15/2019	3,053,808	(118,980)
Indonesian Rupiah	MSC	23,429,859,080	USD	1/14/2019	1,627,227	(13,031)
Mexican Peso	MSC	24,272,823	USD	3/20/2019	1,220,189	(19,039)
New Taiwan Dollar	MSC	25,903,723	USD	1/7/2019	843,409	4,174
New Taiwan Dollar	MSC	3,809,188	USD	1/18/2019	124,176	(118)
Philippines Peso	MSC	103,724,303	USD	1/4/2019	1,971,949	(9,596)
Philippines Peso	MSC	73,772,577	USD	2/4/2019	1,399,395	2,592
Polish Zloty	MSC	1,076,477	EUR	3/20/2019	288,400	(4,917)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Foreign Currency Forward Contracts
Currency to Deliver	Counterparty	Contracts to Deliver	Currency to Receive	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
Romanian New Leu	MSC	2,221,775	EUR	3/20/2019	$546,409	($8,544)
Russian Ruble	MSC	51,297,129	USD	2/21/2019	732,989	35,524
Singapore Dollar	MSC	166,572	USD	3/20/2019	122,487	(973)
South African Rand	MSC	21,212,633	USD	1/15/2019	1,473,460	(5,722)
South African Rand	MSC	7,531,748	USD	3/20/2019	519,857	13,942
South Korean Won	MSC	1,263,955,080	USD	1/28/2019	1,134,486	(6,910)
Turkish Lira	MSC	1,841,001	USD	3/20/2019	334,298	(1,425)

Total					$60,857,547	($217,431)

Net Unrealized Appreciation/(Depreciation) on Foreign Currency Forward Contracts						($31,296)

Counterparty:
CITI	-	Citibank
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
MSC	-	Morgan Stanley & Company
RBS	-	The Royal Bank of Scotland
SB	-	Standard Bank plc
UBS	-	UBS Securities, Ltd.

Currency:
CZK	-	Czech Republic Koruna
EUR	-	Euro
HUF	-	Hungarian Forint
PLN	-	Polish Zloty
RON	-	Romanian New Leu
USD	-	United States Dollar

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$1,079,410
Total Interest Rate Contracts		1,079,410
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	1,968,031
Total Equity Contracts		1,968,031
Foreign Exchange Contracts
Forward Contracts	Net Assets - Distributable earnings/(accumulated loss)	387,439
Total Foreign Exchange Contracts		387,439

Total Asset Derivatives		$3,434,880

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	507,910
Total Interest Rate Contracts		507,910
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	1,918,197
Total Equity Contracts		1,918,197
Foreign Exchange Contracts
Forward Contracts	Net Assets - Distributable earnings/(accumulated loss)	418,735
Total Foreign Exchange Contracts		418,735

Total Liability Derivatives		$2,844,842

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(7,526,070)
Total Equity Contracts		(7,526,070)
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency forward contracts	(117,950)
Total Foreign Exchange Contracts		(117,950)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,494,503)
Total Interest Rate Contracts		(1,494,503)

Total		($9,138,523)

The accompanying Notes to Financial Statements are an integral part of this schedule.

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	496,974
Total Interest Rate Contracts		496,974
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(160,021)
Total Equity Contracts		(160,021)
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(214,731)
Total Foreign Exchange Contracts		(214,731)

Total		$122,222

The following table presents Partner Worldwide Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$64,812,910
Futures - Short	(44,858,731)
Interest Rate Contracts
Futures - Long	47,662,253
Futures - Short	(46,878,138)
Foreign Exchange Contracts
Contracts Purchased	76,498,916
Contracts Sold	(93,762,810)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Partner Worldwide Allocation Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$38,316	$500,574	$509,549	2,934	$29,341	1.8%

Total Affiliated Short-Term Investments	38,316				29,341	1.8

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	—	409,079	399,780	9,299	9,299	0.6

Total Collateral Held for Securities Loaned	—				9,299	0.6

Total Value	$38,316				$38,640

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$720

Total Income from Affiliated Investments				$720

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	753

Total Affiliated Income from Securities Loaned, Net				$753

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (96.5%)	Value
Diversified REITs (4.4%)
9,492	American Assets Trust, Inc.	$381,293
8,950	Armada Hoffler Properties, Inc.	125,837
90,032	Cousins Properties, Inc.	711,253
86,570	Duke Realty Corporation	2,242,163
32,061	Liberty Property Trust	1,342,715
10,052	Spirit Realty Capital, Inc.	354,333
46,846	Store Capital Corporation	1,326,210
57,234	VEREIT, Inc.	409,223
7,015	Washington REIT	161,345
10,500	Winthrop Realty Trust Liquidation Escrow[a,b]	6,405

	Total	7,060,777

Health Care REITs (8.7%)
6,500	CareTrust REIT, Inc.	119,990
88,983	HCP, Inc.	2,485,295
29,462	Healthcare Realty Trust, Inc.	837,899
60,419	Healthcare Trust of America, Inc.	1,529,205
2,820	National Health Investors, Inc.	213,023
7,471	Omega Healthcare Investors, Inc.	262,606
45,876	Physicians Realty Trust	735,392
22,259	Sabra Health Care REIT, Inc.	366,828
46,415	Ventas, Inc.	2,719,455
65,823	Welltower, Inc.	4,568,775

	Total	13,838,468

Hotel & Resort REITs (5.5%)
12,820	Chesapeake Lodging Trust	312,167
40,695	DiamondRock Hospitality Company	369,511
14,617	Hilton Worldwide Holdings, Inc.	1,049,501
14,149	Hospitality Properties Trust	337,878
141,651	Host Hotels & Resorts, Inc.	2,361,322
25,750	MGM Growth Properties, LLC	680,057
39,500	Park Hotels & Resorts, Inc.	1,026,210
13,174	Pebblebrook Hotel Trust	372,956
38,084	RLJ Lodging Trust	624,578
6,500	Ryman Hospitality Properties	433,485
9,932	Summit Hotel Properties, Inc.	96,638
93,331	Sunstone Hotel Investors, Inc.	1,214,236

	Total	8,878,539

Industrial REITs (8.4%)
22,947	Americold Realty Trust	586,066
7,124	EastGroup Properties, Inc.	653,485
40,496	First Industrial Realty Trust, Inc.	1,168,715
142,059	Prologis, Inc.	8,341,704
34,330	Rexford Industrial Realty, Inc.	1,011,705
6,200	SBA Communications Corporation[b]	1,003,718
12,400	STAG Industrial, Inc.	308,512
8,808	Terreno Realty Corporation	309,777

	Total	13,383,682

Information Technology (0.3%)
8,761	InterXion Holding NVb	474,496

	Total	474,496

Office REITs (14.0%)
33,872	Alexandria Real Estate Equities, Inc.	3,903,409
38,101	Boston Properties, Inc.	4,288,268
35,630	Brandywine Realty Trust	458,558
27,688	Columbia Property Trust, Inc.	535,763
24,707	Corporate Office Properties Trust	519,588
36,259	CyrusOne, Inc.	1,917,376
33,857	Douglas Emmett, Inc.	1,155,540
26,812	Highwoods Properties, Inc.	1,037,356
58,359	Hudson Pacific Properties, Inc.	1,695,913
18,725	JBG SMITH Properties	651,817
30,414	Kilroy Realty Corporation	1,912,432
18,405	Mack-Cali Realty Corporation	360,554
33,300	Paramount Group, Inc.	418,248
9,166	QTS Realty Trust, Inc.	339,600
20,577	SL Green Realty Corporation	1,627,229
26,254	Vornado Realty Trust	1,628,536

	Total	22,450,187

Real Estate Operating Companies (0.2%)
6,572	Brookfield Property REIT, Inc.	105,809
15,721	Essential Properties Realty Trust, Inc.	217,579

	Total	323,388

Residential REITs (21.3%)
22,753	American Campus Communities, Inc.	941,747
100,351	American Homes 4 Rent	1,991,967
29,634	Apartment Investment & Management Company	1,300,340
36,754	AvalonBay Communities, Inc.	6,397,034
28,631	Camden Property Trust	2,520,959
26,570	Equity Lifestyle Properties, Inc.	2,580,744
63,658	Equity Residential	4,202,065
16,985	Essex Property Trust, Inc.	4,164,892
127,500	Invitation Homes, Inc.	2,560,200
21,005	Mid-America Apartment Communities, Inc.	2,010,178
29,428	Sun Communities, Inc.	2,993,122
59,724	UDR, Inc.	2,366,265

	Total	34,029,513

Retail REITs (15.1%)
29,413	Acadia Realty Trust	698,853
11,997	Agree Realty Corporation	709,263
51,591	Brixmor Property Group, Inc.	757,872
14,095	Federal Realty Investment Trust	1,663,774
38,787	Kimco Realty Corporation	568,229
10,656	Kite Realty Group Trust	150,143
22,689	Macerich Company	981,980
16,486	National Retail Properties, Inc.	799,736
15,077	Realty Income Corporation	950,454
48,742	Regency Centers Corporation	2,860,181
32,731	Retail Opportunity Investments Corporation	519,768
52,711	Retail Properties of America, Inc.	571,914
66,181	Simon Property Group, Inc.	11,117,746
33,403	SITE Centers Corporation	369,771
10,300	Taubman Centers, Inc.	468,547
18,871	Urban Edge Properties	313,636
23,142	Weingarten Realty Investors	574,153

	Total	24,076,020

Specialized REITs (18.6%)
19,836	American Tower Corporation	3,137,857
9,296	CoreSite Realty Corporation	810,890
27,901	Crown Castle International Corporation	3,030,886
67,172	CubeSmart	1,927,165
39,035	Digital Realty Trust, Inc.	4,159,179
6,632	EPR Properties	424,647
17,165	Equinix, Inc.	6,051,692

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (96.5%)	Value
Specialized REITs (18.6%) - continued
36,170	Extra Space Storage, Inc.	$3,272,662
15,500	Four Corners Property Trust, Inc.	406,100
16,950	Gaming and Leisure Properties, Inc.	547,655
6,200	GEO Group, Inc.	122,140
9,257	Iron Mountain, Inc.	300,019
5,558	Life Storage, Inc.	516,838
9,965	National Storage Affiliates Trust	263,674
17,204	Public Storage, Inc.	3,482,262
36,189	VICI Properties, Inc.	679,629
28,739	Weyerhaeuser Company	628,234

	Total	29,761,529

	Total Common Stock (cost $133,641,068)	154,276,599

	Registered Investment Companies (2.6%)
Unaffiliated (2.6%)
55,698	Vanguard Real Estate ETF	4,153,400

	Total	4,153,400

	Total Registered Investment Companies (cost $4,391,710)	4,153,400

	Short-Term Investments (0.5%)
	Thrivent Core Short-Term Reserve Fund
77,531	2.670%	775,310

	Total Short-Term Investments (cost $775,310)	775,310

	Total Investments (cost $138,808,088) 99.6%	$159,205,309

	Other Assets and Liabilities, Net 0.4%	692,878

	Total Net Assets 100.0%	$159,898,187

a	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
b	Non-income producing security.

Definitions:

ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$29,581,807
Gross unrealized depreciation	(10,343,887)

Net unrealized appreciation (depreciation)	$19,237,920
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$139,967,389

The accompanying Notes to Financial Statements are an integral part of this schedule.

REAL ESTATE SECURITIES PORTFOLIO

Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Real Estate Securities Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Diversified REITs	7,060,777	7,054,372	—	6,405
Health Care REITs	13,838,468	13,838,468	—	—
Hotel & Resort REITs	8,878,539	8,878,539	—	—
Industrial REITs	13,383,682	13,383,682	—	—
Information Technology	474,496	474,496	—	—
Office REITs	22,450,187	22,450,187	—	—
Real Estate Operating Companies	323,388	323,388	—	—
Residential REITs	34,029,513	34,029,513	—	—
Retail REITs	24,076,020	24,076,020	—	—
Specialized REITs	29,761,529	29,761,529	—	—
Registered Investment Companies
Unaffiliated	4,153,400	4,153,400	—	—

Subtotal Investments in Securities	$158,429,999	$158,423,594	$—	$6,405

Other Investments *	Total
Affiliated Short-Term Investments	775,310

Subtotal Other Investments	$775,310

Total Investments at Value	$159,205,309

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Real Estate Securities Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$654	$35,249	$35,128	78	$775	0.5%

Total Affiliated Short-Term Investments	654				775	0.5

Total Value	$654				$775

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$20

Total Income from Affiliated Investments				$20

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (93.1%)	Value
Communications Services (0.7%)
8,942	ORBCOMM, Inc.[a]	$73,861

	Total	73,861

Consumer Discretionary (13.5%)
833	Bright Horizons Family Solutions, Inc.[a]	92,838
1,252	Burlington Stores, Inc.[a]	203,663
998	Children’s Place, Inc.	89,910
3,928	Core-Mark Holding Company, Inc.	91,326
3,855	Duluth Holdings, Inc.[a]	97,262
1,776	Five Below, Inc.[a]	181,720
1,613	G-III Apparel Group, Ltd.[a]	44,987
2,035	Habit Restaurants, Inc.[a]	21,367
1,103	Oxford Industries, Inc.	78,357
3,232	Planet Fitness, Inc.[a]	173,300
5,117	Red Rock Resorts, Inc.	103,926
528	Vail Resorts, Inc.	111,313
1,578	Wingstop, Inc.	101,292

	Total	1,391,261

Consumer Staples (2.3%)
1,215	Casey’s General Stores, Inc.	155,690
2,982	Turning Point Brands, Inc.	81,170

	Total	236,860

Energy (2.1%)
8,152	Callon Petroleum Company[a]	52,907
3,584	Nine Energy Service, Inc.[a]	80,783
3,042	Talos Energy, Inc.[a]	49,645
5,174	Transocean, Ltd.[a]	35,908

	Total	219,243

Financials (10.1%)
1,438	Ameris Bancorp	45,541
1,702	Axos Financial, Inc.[a]	42,856
2,131	Descartes Systems Group, Inc.[a]	56,386
2,522	Essent Group, Ltd.[a]	86,202
3,255	Hamilton Lane, Inc.	120,435
740	Interactive Brokers Group, Inc.	40,441
2,181	Investment Technology Group, Inc.	65,953
577	MarketAxess Holdings, Inc.	121,926
1,557	PacWest Bancorp	51,817
3,617	Santander Consumer USA Holdings Inc.	63,623
3,009	Seacoast Banking Corporation of Florida[a]	78,294
14,076	SLM Corporation[a]	116,972
1,595	Stifel Financial Corporation	66,065
305	SVB Financial Group[a]	57,926
634	Western Alliance Bancorp[a]	25,037

	Total	1,039,474

Health Care (18.6%)
118	ABIOMED, Inc.[a]	38,355
1,468	Aerie Pharmaceuticals, Inc.[a]	52,995
761	Arena Pharmaceuticals, Inc.[a]	29,641
1,931	Cardiovascular Systems, Inc.[a]	55,014
2,768	Catalent, Inc.[a]	86,306
1,401	Concert Pharmaceuticals, Inc.[a]	17,583
2,764	Evolent Health, Inc.[a]	55,142
5,295	GenMark Diagnostics, Inc.[a]	25,734
3,479	Halozyme Therapeutics, Inc.[a]	50,898
1,608	Immunomedics, Inc.[a]	22,946
1,230	Inogen, Inc.[a]	152,729
2,244	Intersect ENT, Inc.[a]	63,236
608	Intra-Cellular Therapies, Inc.[a]	6,925
1,869	LHC Group, Inc.[a]	175,462
1,757	Merit Medical Systems, Inc.[a]	98,058
4,258	Natera, Inc.[a]	59,442
1,006	Neurocrine Biosciences, Inc.[a]	71,838
1,131	Nevro Corporation[a]	43,985
1,840	Novocure, Ltd.[a]	61,603
2,458	NuVasive, Inc.[a]	121,819
7,301	Optinose, Inc.[a]	45,266
991	Ra Medical Systems, Inc.[a]	7,878
344	Sage Therapeutics, Inc.[a]	32,952
4,479	Tactile Systems Technology, Inc.[a]	204,018
676	Teleflex, Inc.	174,732
1,823	Veeva Systems, Inc.[a]	162,830

	Total	1,917,387

Industrials (16.6%)
3,157	Aerojet Rocketdyne Holdings, Inc.[a]	111,221
1,599	ASGN, Inc.[a]	87,145
4,619	Casella Waste Systems, Inc.[a]	131,595
1,383	Dycom Industries, Inc.[a]	74,737
956	Granite Construction, Inc.	38,508
3,234	Healthcare Services Group, Inc.	129,942
2,242	Heico Corporation	173,710
724	Kirby Corporation[a]	48,769
2,822	Mercury Systems, Inc.[a]	133,452
6,621	MRC Global, Inc.[a]	80,975
3,400	Ritchie Brothers Auctioneers, Inc.	111,248
2,658	SiteOne Landscape Supply, Inc.[a]	146,908
6,161	TPI Composites, Inc.[a]	151,437
185	Valmont Industries, Inc.	20,526
2,548	WageWorks, Inc.[a]	69,204
466	Watsco, Inc.	64,839
3,960	Willdan Group, Inc.[a]	138,521

	Total	1,712,737

Information Technology (28.9%)
299	2U, Inc.[a]	14,866
1,113	Ambarella, Inc.[a]	38,933
400	Arista Networks, Inc.[a]	84,280
4,521	Blackline, Inc.[a]	185,135
1,163	CEVA, Inc.[a]	25,691
1,301	Cognex Corporation	50,310
1,090	Coupa Software, Inc.[a]	68,517
3,793	Dolby Laboratories, Inc.	234,559
868	Envestnet, Inc.[a]	42,697
1,044	Five9, Inc.[a]	45,644
2,422	Guidewire Software, Inc.[a]	194,317
1,736	M/A-COM Technology Solutions Holdings, Inc.[a]	25,189
2,854	Monolithic Power Systems, Inc.	331,778
3,034	New Relic, Inc.[a]	245,663
1,003	Novanta, Inc.[a]	63,189
3,214	Proofpoint, Inc.[a]	269,365
3,959	Q2 Holdings, Inc.[a]	196,168
9,810	Quantenna Communications, Inc.[a]	140,774
1,473	Rogers Corporation[a]	145,915
4,769	SailPoint Technologies Holdings, Inc.[a]	112,024
5,791	Sequans Communications SA ADR[a]	4,517
922	Tyler Technologies, Inc.[a]	171,326
197	Ultimate Software Group, Inc.[a]	48,239
715	Universal Display Corporation	66,903
2,554	Virtusa Corporation[a]	108,775

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (93.1%)	Value
Information Technology (28.9%) - continued
3,722	Zuora, Inc.[a]	$67,517

	Total	2,982,291

Real Estate (0.3%)
619	CyrusOne, Inc.	32,733

	Total	32,733

	Total Common Stock (cost $11,098,697)	9,605,847

	Registered Investment Companies (2.7%)
Unaffiliated (2.7%)
611	iShares Russell 2000 Growth Index Fund	102,648
2,475	SPDR S&P Biotech ETF	177,581

	Total	280,229

	Total Registered Investment Companies (cost $339,795)	280,229

	Short-Term Investments (3.5%)
	Thrivent Core Short-Term Reserve Fund
35,730	2.670%	357,301

	Total Short-Term Investments (cost $357,301)	357,301

	Total Investments (cost $11,795,793) 99.3%	$10,243,377

	Other Assets and Liabilities, Net 0.7%	74,805

	Total Net Assets 100.0%	$10,318,182

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$137,094
Gross unrealized depreciation	(1,723,544)

Net unrealized appreciation (depreciation)	$(1,586,450)
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$11,829,827

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP GROWTH PORTFOLIO

Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Small Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	73,861	73,861	—	—
Consumer Discretionary	1,391,261	1,391,261	—	—
Consumer Staples	236,860	236,860	—	—
Energy	219,243	219,243	—	—
Financials	1,039,474	1,039,474	—	—
Health Care	1,917,387	1,917,387	—	—
Industrials	1,712,737	1,712,737	—	—
Information Technology	2,982,291	2,982,291	—	—
Real Estate	32,733	32,733	—	—
Registered Investment Companies
Unaffiliated	280,229	280,229	—	—

Subtotal Investments in Securities	$9,886,076	$9,886,076	$—	$—

Other Investments *	Total
Affiliated Short-Term Investments	357,301

Subtotal Other Investments	$357,301

Total Investments at Value	$10,243,377

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Small Cap Growth Portfolio, is as follows:

Portfolio	Value 4/27/2018	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$6,666	$6,309	36	$357	3.5%

Total Affiliated Short-Term Investments	—				357	3.5

Total Value	$—				$357

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 4/27/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$6

Total Income from Affiliated Investments				$6

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Common Stock (97.2%)	Value	% of Net Assets
Communications Services (1.8%)
	Other Securities^	$8,598,420	1.8%

	Total	8,598,420

Consumer Discretionary (13.7%)
20,487	Dorman Products, Inc.[a]	1,844,240	0.4%
12,065	Stamps.com, Inc.[a]	1,877,797	0.4%
56,575	Steven Madden, Ltd.	1,711,960	0.4%
15,242	Strategic Education, Inc.	1,728,748	0.4%
66,874	Wolverine World Wide, Inc.	2,132,612	0.4%
	Other Securities^	57,176,058	11.7%

	Total	66,471,415

Consumer Staples (3.5%)
116,081	Darling Ingredients, Inc.[a]	2,233,398	0.5%
9,756	WD-40 Company[b]	1,787,885	0.4%
	Other Securities^	12,792,251	2.6%

	Total	16,813,534

Energy (3.2%)
	Other Securities^	15,709,607	3.2%

	Total	15,709,607

Financials (18.7%)
63,652	American Equity Investment Life Holding Company	1,778,437	0.4%
51,612	Columbia Banking System, Inc.	1,872,999	0.4%
36,430	Community Bank System, Inc.	2,123,869	0.4%
69,879	First Financial Bancorp	1,657,530	0.3%
47,656	First Financial Bankshares, Inc.[b]	2,749,275	0.6%
30,918	FirstCash, Inc.	2,236,917	0.5%
59,586	Glacier Bancorp, Inc.	2,360,797	0.5%
33,407	Green Dot Corporation[a]	2,656,525	0.5%
27,515	RLI Corporation	1,898,260	0.4%
41,385	Selective Insurance Group, Inc.	2,522,002	0.5%
	Other Securities^	68,603,256	14.2%

	Total	90,459,867

Health Care (11.3%)
20,429	Amedisys, Inc.[a]	2,392,440	0.5%
33,126	AMN Healthcare Services, Inc.[a]	1,876,919	0.4%
31,596	Emergent Biosolutions, Inc.[a]	1,873,011	0.4%
59,663	HMS Holdings Corporation[a]	1,678,320	0.3%
20,564	LHC Group, Inc.[a]	1,930,548	0.4%
38,662	Merit Medical Systems, Inc.[a]	2,157,726	0.4%
36,681	Neogen Corporation[a]	2,090,817	0.4%
27,971	Omnicell, Inc.[a]	1,712,944	0.4%
	Other Securities^	38,807,359	8.1%

	Total	54,520,084

Industrials (18.2%)
50,840	Aerojet Rocketdyne Holdings, Inc.[a]	1,791,093	0.4%
41,188	Axon Enterprise, Inc.[a]	1,801,975	0.4%
33,288	Barnes Group, Inc.	1,784,903	0.4%
36,680	Exponent, Inc.	1,860,043	0.4%
27,056	FTI Consulting, Inc.[a]	1,803,012	0.4%
43,953	Hillenbrand, Inc.	1,667,137	0.3%
22,855	Moog, Inc.	1,770,805	0.4%
18,998	Proto Labs, Inc.[a]	2,142,784	0.4%
38,954	Tetra Tech, Inc.	2,016,649	0.4%
41,405	Trex Company, Inc.[a]	2,457,801	0.5%
	Other Securities^	68,935,955	14.2%

	Total	88,032,157

Information Technology (14.0%)
20,170	Cabot Microelectronics Corporation	1,923,209	0.4%
82,772	Finisar Corporation[a]	1,787,875	0.4%
23,873	Qualys, Inc.[a]	1,784,268	0.4%
46,348	Semtech Corporation[a]	2,125,983	0.4%
	Other Securities^	60,078,244	12.4%

	Total	67,699,579

Materials (4.0%)
22,666	Balchem Corporation	1,775,881	0.4%
29,547	Ingevity Corporation[a]	2,472,788	0.5%
9,396	Quaker Chemical Corporation	1,669,763	0.3%
	Other Securities^	13,608,066	2.8%

	Total	19,526,498

Real Estate (6.3%)
25,421	EastGroup Properties, Inc.	2,331,868	0.5%
14,082	PS Business Parks, Inc.	1,844,742	0.4%
	Other Securities^	26,235,706	5.4%

	Total	30,412,316

Utilities (2.5%)
25,873	American States Water Company	1,734,526	0.4%
46,323	Avista Corporation	1,967,801	0.4%
34,357	California Water Service Group	1,637,455	0.3%
60,271	South Jersey Industries, Inc.	1,675,534	0.3%
35,702	Spire, Inc.	2,644,804	0.5%
	Other Securities^	2,681,398	0.6%

	Total	12,341,518

	Total Common Stock (cost $430,879,534)	470,584,995

	Registered Investment Companies (2.5%)
Unaffiliated (2.5%)
177,171	iShares Core S&P Small-Cap ETF	12,281,494	2.5%

	Total	12,281,494

	Total Registered Investment Companies (cost $13,772,071)	12,281,494

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Shares	Collateral Held for Securities Loaned (3.9%)	Value	% of Net Assets
18,789,699	Thrivent Cash Management Trust	$18,789,699	3.9%

	Total Collateral Held for Securities Loaned (cost $18,789,699)	18,789,699

Shares or Principal Amount	Short-Term Investments (0.2%)
	Thrivent Core Short-Term Reserve Fund
50,367	2.670%	503,667	0.1%
	Other Securities^	199,643	0.1%

	Total Short-Term Investments (cost $703,306)	703,310

	Total Investments (cost $464,144,610) 103.8%	$502,359,498

	Other Assets and Liabilities, Net (3.8%)	(18,180,129)

	Total Net Assets 100.0%	$484,179,369

^

The Summary Schedule of Investments shows the 50 largest holdings in unaffiliated issuers, any holding or issuer that exceeds 1% of net assets and all affiliated holdings as of the report date. The remaining securities held are grouped by category as “Other securities”.

a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Index Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$18,368,022

Total lending	$18,368,022
Gross amount payable upon return of collateral for securities loaned	$18,789,699

Net amounts due to counterparty	$421,677

Definitions:

ETF	-	Exchange Traded Fund

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$99,425,032
Gross unrealized depreciation	(65,869,588)

Net unrealized appreciation (depreciation)	$33,555,444
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$469,276,204

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Small Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	8,598,420	8,598,420	—	—
Consumer Discretionary	66,471,415	66,471,415	—	—
Consumer Staples	16,813,534	16,813,534	—	—
Energy	15,709,607	15,709,607	—	—
Financials	90,459,867	90,459,867	—	—
Health Care	54,520,084	54,520,084	—	—
Industrials	88,032,157	87,994,664	—	37,493
Information Technology	67,699,579	67,699,579	—	—
Materials	19,526,498	19,526,498	—	—
Real Estate	30,412,316	30,412,316	—	—
Utilities	12,341,518	12,341,518	—	—
Registered Investment Companies
Unaffiliated	12,281,494	12,281,494	—	—
Short-Term Investments	199,643	—	199,643	—

Subtotal Investments in Securities	$483,066,132	$482,828,996	$199,643	$37,493

Other Investments *	Total
Affiliated Short-Term Investments	503,667
Collateral Held for Securities Loaned	18,789,699

Subtotal Other Investments	$19,293,366

Total Investments at Value	$502,359,498

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives
Futures Contracts	23,500	23,500	—	—

Total Liability Derivatives	$23,500	$23,500	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

The following table presents Small Cap Index Portfolio’s futures contracts held as of December 31, 2018. Investments and/or cash totaling $199,643 were pledged as the initial margin deposit for these contracts.

Futures Contracts Description	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value and Unrealized
CME E-mini Russell 2000 Index	7	March 2019	$495,650	($23,500)

Total Futures Long Contracts			$495,650	($23,500)

Total Futures Contracts			$495,650	($23,500)

Reference Description:
CME - Chicago Mercantile Exchange

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2018, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Futures*	Net Assets - Distributable earnings/(accumulated loss)	$23,500
Total Equity Contracts		23,500

Total Liability Derivatives		$23,500

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2018, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,230,971
Total Equity Contracts		1,230,971

Total		$1,230,971

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2018, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(56,815)
Total Equity Contracts		(56,815)

Total		($56,815)

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP INDEX PORTFOLIO

Summary Schedule of Investments as of December 31, 2018

The following table presents Small Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2018.

Derivative Risk Category	Average Notional Value
Equity Contracts
Futures - Long	$6,023,797

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Small Cap Index Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$7,472	$71,110	$78,078	50	$504	0.1%

Total Affiliated Short-Term Investments	7,472				504	0.1

Collateral held for Securities Loaned
Cash Management Trust-Collateral Investment	23,050	154,907	159,167	18,790	18,790	3.9

Total Collateral Held for Securities Loaned	23,050				18,790	3.9

Total Value	$30,522				$19,294

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$119

Total Income from Affiliated Investments				$119

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	304

Total Affiliated Income from Securities Loaned, Net				$304

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (93.8%)	Value
Consumer Discretionary (8.2%)
99,045	Children’s Place, Inc.	$8,922,964
207,982	Core-Mark Holding Company, Inc.	4,835,581
414,213	Crocs, Inc.[a]	10,761,254
77,650	G-III Apparel Group, Ltd.[a]	2,165,659
49,351	Oxford Industries, Inc.	3,505,895
249,483	Red Rock Resorts, Inc.	5,067,000
27,663	Stamps.com, Inc.[a]	4,305,469
121,181	Zumiez, Inc.[a]	2,323,040

	Total	41,886,862

Consumer Staples (6.9%)
63,493	Casey’s General Stores, Inc.	8,135,993
625,461	Cott Corporation	8,718,926
235,906	Hain Celestial Group, Inc.[a]	3,741,469
98,195	John B. Sanfilippo & Son, Inc.	5,465,534
794,485	SunOpta, Inc.[a]	3,074,657
222,182	Turning Point Brands, Inc.	6,047,794

	Total	35,184,373

Energy (3.2%)
581,824	Callon Petroleum Company[a]	3,776,038
794,014	Euronav NV	5,502,517
248,275	Nine Energy Service, Inc.[a]	5,596,118
103,456	Talos Energy, Inc.[a]	1,688,402

	Total	16,563,075

Financials (22.9%)
37,961	Argo Group International Holdings, Ltd.	2,552,877
253,667	Assured Guaranty, Ltd.	9,710,373
224,640	BancorpSouth Bank	5,872,090
45,815	BOK Financial Corporation	3,359,614
145,016	First Interstate BancSystem, Inc.	5,301,785
117,926	Hamilton Lane, Inc.	4,363,262
178,689	Hancock Whitney Corporation	6,191,574
503,919	Heritage Commerce Corporation	5,714,441
110,099	Horace Mann Educators Corporation	4,123,207
112,939	Houlihan Lokey, Inc.	4,156,155
101,651	IBERIABANK Corporation	6,534,126
213,844	Investment Technology Group, Inc.	6,466,643
108,155	Kemper Corporation	7,179,329
46,908	National Bank Holdings Corporation	1,448,050
324,690	PCSB Financial Corporation	6,350,936
75,649	Primerica, Inc.	7,391,664
248,647	Santander Consumer USA Holdings Inc.	4,373,701
242,594	Seacoast Banking Corporation of Florida[a]	6,312,296
275,719	SLM Corporation[a]	2,291,225
101,317	State Auto Financial Corporation	3,448,831
79,818	Stifel Financial Corporation	3,306,062
229,460	Synovus Financial Corporation	7,340,425
141,118	United Community Banks, Inc.	3,028,392

	Total	116,817,058

Health Care (11.5%)
150,730	Catalent, Inc.[a]	4,699,761
188,640	Halozyme Therapeutics, Inc.[a]	2,759,803
30,277	Heska Corporation[a]	2,606,850
97,091	LHC Group, Inc.[a]	9,114,903
29,514	Neurocrine Biosciences, Inc.[a]	2,107,595
96,690	NuVasive, Inc.[a]	4,791,956
118,686	Omnicell, Inc.[a]	7,268,331
226,384	Optinose, Inc.[a,b]	1,403,581
84,540	PerkinElmer, Inc.	6,640,617
179,438	Syneos Health, Inc.[a]	7,060,885
25,632	Teleflex, Inc.	6,625,359
37,626	West Pharmaceutical Services, Inc.	3,688,477

	Total	58,768,118

Industrials (16.6%)
60,504	AGCO Corporation	3,368,258
70,999	Arcosa, Inc.[a]	1,965,962
50,063	BWX Technologies, Inc.	1,913,908
34,157	Curtiss-Wright Corporation	3,488,113
137,546	Encore Wire Corporation	6,902,058
84,819	Genesee & Wyoming, Inc.[a]	6,278,302
48,786	Granite Construction, Inc.	1,965,100
664,227	KeyW Holding Corporation[a]	4,443,679
38,507	Kirby Corporation[a]	2,593,832
67,124	Lindsay Corporation	6,460,685
615,968	MRC Global, Inc.[a]	7,533,289
293,539	Nexeo Solutions, Inc.[a,b]	2,521,500
90,543	Oshkosh Corporation	5,551,191
401,439	Primoris Services Corporation	7,679,528
64,597	Raven Industries, Inc.	2,337,765
62,170	Ritchie Brothers Auctioneers, Inc.	2,034,202
141,552	Terex Corporation	3,902,589
47,369	TransUnion	2,690,559
37,468	Valmont Industries, Inc.	4,157,075
95,874	Waste Connections, Inc.	7,118,645

	Total	84,906,240

Information Technology (15.7%)
26,549	Arista Networks, Inc.[a]	5,593,874
72,195	Blackline, Inc.[a]	2,956,385
55,337	Booz Allen Hamilton Holding Corporation	2,494,039
238,446	Ciena Corporation[a]	8,085,704
185,217	Dolby Laboratories, Inc.	11,453,819
54,431	Guidewire Software, Inc.[a]	4,366,999
128,542	M/A-COM Technology Solutions Holdings, Inc.[a]	1,865,144
22,870	Monolithic Power Systems, Inc.	2,658,638
191,761	National Instruments Corporation	8,702,114
54,772	Pegasystems, Inc.	2,619,745
157,024	Plexus Corporation[a]	8,020,786
28,955	Q2 Holdings, Inc.[a]	1,434,720
74,872	Rogers Corporation[a]	7,416,820
141,991	SailPoint Technologies Holdings, Inc.[a]	3,335,369
209,835	Virtusa Corporation[a]	8,936,873

	Total	79,941,029

Materials (3.2%)
37,330	Balchem Corporation	2,924,806
94,452	Chemours Company	2,665,435
123,761	Scotts Miracle-Gro Company	7,606,351
46,811	United States Lime & Minerals, Inc.	3,323,581

	Total	16,520,173

Real Estate (2.7%)
293,773	Cousins Properties, Inc.	2,320,807
58,665	CyrusOne, Inc.	3,102,205
211,405	Physicians Realty Trust	3,388,822
142,370	Terreno Realty Corporation	5,007,153

	Total	13,818,987

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (93.8%)	Value
Utilities (2.9%)
72,291	New Jersey Resources Corporation	$3,301,530
50,749	NorthWestern Corporation	3,016,521
123,028	PNM Resources, Inc.	5,055,220
47,080	Southwest Gas Holdings, Inc.	3,601,620

	Total	14,974,891

	Total Common Stock (cost $447,483,900)	479,380,806

	Registered Investment Companies (4.1%)
Unaffiliated (4.1%)
47,660	iShares Russell 2000 Index Fund	6,381,674
35,415	iShares Russell 2000 Value Index Fund	3,808,529
66,296	SPDR S&P Retail ETF[b]	2,717,473
24,208	SPDR S&P Semiconductor ETF	1,566,258
11,803	VanEck Vectors Semiconductor ETF	1,030,166
71,651	Vanguard Real Estate ETF	5,343,015

	Total	20,847,115

	Total Registered Investment Companies (cost $22,090,110)	20,847,115

	Collateral Held for Securities Loaned (1.3%)
6,635,610	Thrivent Cash Management Trust	6,635,610

	Total Collateral Held for Securities Loaned (cost $6,635,610)	6,635,610

	Short-Term Investments (2.3%)
	Thrivent Core Short-Term Reserve Fund
1,161,609	2.670%	11,616,094

	Total Short-Term Investments (cost $11,616,094)	11,616,094

	Total Investments (cost $487,825,714) 101.5%	$518,479,625

	Other Assets and Liabilities, Net (1.5%)	(7,616,845)

	Total Net Assets 100.0%	$510,862,780

a	Non-income producing security.
b	All or a portion of the security is on loan.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Stock Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$6,332,717

Total lending	$6,332,717
Gross amount payable upon return of collateral for securities loaned	$6,635,610

Net amounts due to counterparty	$302,893

Definitions:

ETF	-	Exchange Traded Fund
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$81,979,157
Gross unrealized depreciation	(51,332,004)

Net unrealized appreciation (depreciation)	$30,647,153
Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$487,832,472

The accompanying Notes to Financial Statements are an integral part of this schedule.

SMALL CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2018

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2018, in valuing Small Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	41,886,862	41,886,862	—	—
Consumer Staples	35,184,373	35,184,373	—	—
Energy	16,563,075	16,563,075	—	—
Financials	116,817,058	116,817,058	—	—
Health Care	58,768,118	58,768,118	—	—
Industrials	84,906,240	84,906,240	—	—
Information Technology	79,941,029	79,941,029	—	—
Materials	16,520,173	16,520,173	—	—
Real Estate	13,818,987	13,818,987	—	—
Utilities	14,974,891	14,974,891	—	—
Registered Investment Companies
Unaffiliated	20,847,115	20,847,115	—	—

Subtotal Investments in Securities	$500,227,921	$500,227,921	$—	$—

Other Investments *	Total
Affiliated Short-Term Investments	11,616,094
Collateral Held for Securities Loaned	6,635,610

Subtotal Other Investments	$18,251,704

Total Investments at Value	$518,479,625

*

Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended December 31, 2018. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Portfolio. The Portfolio owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Portfolio. Thrivent Cash Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands) for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value 12/31/2017	Gross Purchases	Gross Sales	Shares Held at 12/31/2018	Value 12/31/2018	% of Net Assets 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$19,132	$148,462	$155,978	1,162	$11,616	2.3%

Total Affiliated Short-Term Investments	19,132				11,616	2.3

Collateral held for Securities Loaned
Cash Management Trust- Collateral Investment	22,739	168,057	184,160	6,636	6,636	1.3

Total Collateral Held for Securities Loaned	22,739				6,636	1.3

Total Value	$41,871				$18,252

Portfolio	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions of Realized Capital Gains	Income Earned 1/1/2018 - 12/31/2018
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.670%	$—	$—	—	$184

Total Income from Affiliated Investments				$184

Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment	—	—	—	117

Total Affiliated Income from Securities Loaned, Net				$117

Total Value	$—	$—	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

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THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2018	Aggressive Allocation Portfolio		Balanced Income Plus Portfolio		Diversified Income Plus Portfolio		Government Bond Portfolio
Assets
Investments at cost	$1,234,489,888		$428,047,305		$766,338,069		$226,385,944
Investments in unaffiliated securities at value (#)	657,705,688		342,506,416		619,987,297		175,532,380
Investments in affiliated securities at value	626,983,650		68,413,129		121,163,119		51,005,401
Cash	9,618	(a)	263,565	(b)	52,763	(c)	237,955
Dividends and interest receivable	969,366		1,330,251		3,600,717		734,155
Prepaid expenses	2,065		1,294		1,526		1,120
Receivable for:
Investments sold	2,116,809		943,388		894,449		—
Investments sold on a delayed delivery basis	1,292,484		—		—		2,486,035
Fund shares sold	98,715		26,044		144,192		102,726
Expense reimbursements	201,856		—		—		—
Variation margin on open future contracts	2,277,290		54,550		161,064		35,844
Variation margin on open swap contracts	—		—		—		—
Total Assets	1,291,657,541		413,538,637		746,005,127		230,135,616
Liabilities
Accrued expenses	21,649		24,503		25,412		4,425
Cash overdraft	—		—		—		—
Payable for:
Investments purchased	1,824,462		1,080,864		1,063,560		—
Investments purchased on a delayed delivery basis	18,594,743		23,059,462		53,526,149		48,314,016
Return of collateral for securities loaned	9,815,315		3,131,824		4,778,671		2,045,000
Fund shares redeemed	77,686		32,029		8,388		76,591
Variation margin on open future contracts	2,128,735		6,187		71,816		16,078
Investment advisory fees	763,455		182,921		235,537		52,856
Administrative service fees	20,722		6,319		11,188		2,869
Director fees	653		256		447		151
Director deferred compensation	57,805		75,066		53,609		42,468
Commitments and contingent liabilities^	—		—		—		—
Mortgage dollar roll deferred revenue	5,525		7,270		18,081		14,826
Total Liabilities	33,310,750		27,606,701		59,792,858		50,569,280
Net Assets
Capital stock (beneficial interest)	1,092,467,123		368,828,817		668,010,669		183,852,195
Distributable earnings/(accumulated loss)	165,879,668		17,103,119		18,201,600		(4,285,859)
Total Net Assets	$1,258,346,791		$385,931,936		$686,212,269		$179,566,336
Shares of beneficial interest outstanding	82,911,660		27,425,932		88,408,203		16,772,982
Net asset value per share	$15.18		$14.07		$7.76		$10.71
(#) Includes securities on loan of	$9,639,324		$3,048,862		$4,658,376		$1,984,079

(a)	Includes foreign currency holdings of $796 (cost $796).
(b)	Includes foreign currency holdings of $861 (cost $862).
(c)	Includes foreign currency holdings of $726 (cost $727).
(d)	Includes foreign currency holdings of $94,430 (cost $94,431).
^	Commitments and contingent liabilities accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

High Yield Portfolio	Income Portfolio	Large Cap Growth Portfolio	Large Cap Index Portfolio	Large Cap Stock Portfolio		Large Cap Value Portfolio	Limited Maturity Bond Portfolio

$893,253,806	$1,568,358,907	$891,377,888	$622,695,970	$891,834,555		$1,163,999,606	$926,255,409
742,082,481	1,411,919,374	1,170,649,028	929,863,991	908,698,066		1,396,134,358	875,047,504
89,955,798	116,401,402	11,249,436	1,066,028	75,661,107		32,004,736	38,160,775
1,754,393	—	—	5,643	—		111,671	77,046
12,833,921	14,798,078	339,064	1,088,775	2,087,237		2,118,361	4,442,534
1,653	2,201	1,983	1,752	1,862		2,229	1,710

5,935	2,304	—	586,804	2,992,855		—	213
—	—	—	—	—		—	—
70,670	1,936	498,962	505,010	86,653		143,030	9,233
—	—	—	—	—		—	—
—	96,562	—	13,487	777,580		—	62,062
9,958	14,484	—	—	—		—	—
846,714,809	1,543,236,341	1,182,738,473	933,131,490	990,305,360		1,430,514,385	917,801,077

5,382	8,514	3,714	4,560	16,047		8,762	5,596
—	11,977	—	—	638,096	(d)	—	—

—	—	—	926,061	3,313,007		—	—
1,071,656	67,655,132	—	—	—		—	14,448,281
48,895,848	13,566,314	—	431,385	1,450,053		2,389,500	1,375,263
6,647	545,772	202,061	57,585	18,226		9,730	4,743
—	278,002	—	—	672,305		—	255,376
274,969	494,931	411,977	162,513	514,370		747,814	305,929
13,061	23,509	19,569	15,439	16,155		23,681	14,532
530	934	901	670	725		1,065	565
143,183	219,251	269,312	92,802	160,768		153,017	165,431
—	—	—	—	—		—	—
—	22,386	—	—	—		—	7,132
50,411,276	82,826,722	907,534	1,691,015	6,799,752		3,333,569	16,582,848

887,762,859	1,514,212,162	734,032,562	620,672,271	812,095,096		1,064,775,348	918,602,553
(91,459,326)	(53,802,543)	447,798,377	310,768,204	171,410,512		362,405,468	(17,384,324)
$796,303,533	$1,460,409,619	$1,181,830,939	$931,440,475	$983,505,608		$1,427,180,816	$901,218,229
179,801,097	151,337,470	34,013,404	26,982,284	80,238,344		86,909,224	92,690,774
$4.43	$9.65	$34.75	$34.52	$12.26		$16.42	$9.72
$47,276,867	$13,258,498	$—	$418,957	$1,380,462		$1,335,731	$1,345,223

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of December 31, 2018	Low Volatility Equity Portfolio		Mid Cap Index Portfolio	Mid Cap Stock Portfolio	Moderate Allocation Portfolio
Assets
Investments at cost	$22,370,279		$379,060,907	$1,416,264,902	$9,755,928,239
Investments in unaffiliated securities at value (#)	21,267,806		377,947,213	1,480,764,046	5,699,214,579
Investments in affiliated securities at value	581,873		11,677,029	85,743,350	4,473,248,674
Cash	248	(a)	—	—	—
Dividends and interest receivable	61,598		453,009	1,821,969	21,802,578
Prepaid expenses	973		1,293	2,410	9,309
Receivable for:
Investments sold	—		90,917	—	8,550,491
Investments sold on a delayed delivery basis	—		—	—	50,208,047
Fund shares sold	17,713		234,001	133,321	5,189
Expense reimbursements	7,143		—	—	1,353,475
Variation margin on open future contracts	—		15,027	—	8,614,800
Variation margin on open swap contracts	—		—	—	51,877
Total Assets	21,937,354		390,418,489	1,568,465,096	10,263,059,019
Liabilities
Accrued expenses	5,883		4,984	3,384	49,385
Cash overdraft	—		—	—	56,704	(b)
Payable for:
Investments purchased	—		397,636	—	7,362,109
Investments purchased on a delayed delivery basis	—		—	—	836,131,116
Return of collateral for securities loaned	—		10,543,803	16,827,750	60,281,212
Foreign capital gain tax liability	—		—	—	—
Fund shares redeemed	154		13,056	160,833	719,645
Variation margin on open future contracts	—		—	—	7,997,156
Investment advisory fees	11,124		66,609	871,315	4,781,514
Administrative service fees	352		6,328	25,978	152,736
Director fees	151		274	1,167	4,601
Director deferred compensation	886		28,308	232,408	328,632
Commitments and contingent liabilities^	—		—	—	—
Mortgage dollar roll deferred revenue	—		—	—	258,850
Total Liabilities	18,550		11,060,998	18,122,835	918,123,660
Net Assets
Capital stock (beneficial interest)	22,141,211		347,824,734	1,227,555,089	8,309,111,115
Distributable earnings/(accumulated loss)	(222,407)		31,532,757	322,787,172	1,035,824,244
Total Net Assets	$21,918,804		$379,357,491	$1,550,342,261	$9,344,935,359
Shares of beneficial interest outstanding	2,075,544		23,835,777	90,572,711	684,049,886
Net asset value per share	$10.56		$15.92	$17.12	$13.66
(#) Includes securities on loan of	$—		$10,335,329	$16,595,070	$59,073,311

(a)	Includes foreign currency holdings of $248 (cost $247).
(b)	Includes foreign currency holdings of $707 (cost $707).
(c)	Includes foreign currency holdings of $1,498 (cost $1,499).
(d)	Includes foreign currency holdings of $4 (cost $4).
(e)	Includes foreign currency holdings of $16,267 (cost $15,918).
^	Commitments and contingent liabilities accrual. Additional information can be found in the accompanying Notes to Financial Statements.
*	Securities held by this portfolio are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Moderately Aggressive Allocation Portfolio		Moderately Conservative Allocation Portfolio		Money Market Portfolio		Multidimensional Income Portfolio	Opportunity Income Plus Portfolio	Partner All Cap Portfolio	Partner Emerging Markets Equity Portfolio

$5,800,668,526		$5,316,629,781		$178,266,991		$20,524,530	$198,583,793	$90,602,253	$75,130,831
3,206,190,668		3,231,276,345		178,266,991	*	15,718,610	144,179,233	95,320,577	82,348,235
2,922,150,434		2,169,955,068		—		3,050,992	47,512,216	2,849,623	1,506,890
39,145	(c)	3,531	(d)	2,559		—	16,562	10,759	16,267	(e)
8,763,115		14,922,726		269,065		134,277	833,280	130,228	111,565
6,136		5,170		1,087		977	1,108	1,051	1,045

7,023,869		2,648,429		—		—	77,383	—	20,004
16,901,719		35,543,320		—		—	444,340	—	—
1,069,806		309		4,464		—	125,066	878	6,332
1,076,334		526,941		—		6,568	—	—	5,266
7,722,690		3,024,139		—		718	39,125	—	—
17,981		38,526		—		—	—	—	—
6,170,961,897		5,457,944,504		178,544,166		18,912,142	193,228,313	98,313,116	84,015,604

39,643		31,905		3,819		7,188	9,038	3,708	27,648
—		—		—		738	—	—	—

6,044,751		2,385,100		—		965	139,467	—	—
306,670,616		611,392,871		—		707,264	19,180,741	—	—
47,513,413		25,341,268		—		113,885	949,296	1,354,500	—
—		—		—		—	—	—	135,298
28,918		1,107,713		480,970		26,634	1,936	21,839	246
7,810,971		1,755,654		—		781	26,840	—	—
3,289,529		2,318,657		49,950		8,529	73,737	55,467	69,613
95,161		78,265		2,711		295	2,802	1,622	1,350
2,719		2,454		151		151	151	151	151
207,577		173,712		—		886	21,632	21,618	17,723
—		—		—		—	—	—	—
95,094		192,515		—		156	6,272	—	—
371,798,392		644,780,114		537,601		867,472	20,411,912	1,458,905	252,029

5,020,860,262		4,497,380,753		178,009,703		19,810,939	182,770,993	84,039,210	80,873,361
778,303,243		315,783,637		(3,138)		(1,766,269)	(9,954,592)	12,815,001	2,890,214
$5,799,163,505		$4,813,164,390		$178,006,565		$18,044,670	$172,816,401	$96,854,211	$83,763,575
399,834,186		381,456,263		178,007,835		1,997,688	17,834,212	7,314,409	6,905,045
$14.50		$12.62		$1.00		$9.03	$9.69	$13.24	$12.13
$46,739,253		$24,818,687		$—		$111,076	$916,140	$1,349,112	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

As of December 31, 2018	Partner Growth Stock Portfolio	Partner Healthcare Portfolio
Assets
Investments at cost	$153,555,967	$193,134,158
Investments in unaffiliated securities at value (#)	204,507,035	189,484,379
Investments in affiliated securities at value	4,465,634	19,346,729
Cash	357,576	1,133	(a)
Initial margin deposit on open futures contracts	—	—
Initial margin deposit on open currency contracts	—	—
Dividends and interest receivable	108,757	196,127
Prepaid expenses	1,126	1,119
Receivable for:
Investments sold	—	—
Fund shares sold	40,761	24,636
Expense reimbursements	—	9,734
Variation margin on open future contracts	—	—
Unrealized gain on forward contracts	—	23,200
Total Assets	209,480,889	209,087,057
Liabilities
Accrued expenses	6,171	4,387
Payable for:
Investments purchased	—	534,520
Return of collateral for securities loaned	3,644,975	4,000,490
Foreign capital gain tax liability	—	—
Fund shares redeemed	26,285	39,518
Variation margin on open future contracts	—	—
Investment advisory fees	116,395	147,981
Administrative service fees	3,402	3,363
Director fees	151	151
Director deferred compensation	22,819	17,723
Unrealized loss on forward contracts	—	—
Commitments and contingent liabilities^	—	—
Total Liabilities	3,820,198	4,748,133
Net Assets
Capital stock (beneficial interest)	142,960,526	188,008,209
Distributable earnings/(accumulated loss)	62,700,165	16,330,715
Total Net Assets	$205,660,691	$204,338,924
Shares of beneficial interest outstanding	9,287,686	10,648,095
Net asset value per share	$22.14	$19.19
(#) Includes securities on loan of	$3,226,581	$3,966,418

(a)	Includes foreign currency holdings of $1,133 (cost $1,130).
(b)	Includes foreign currency holdings of $5,027,748 (cost $5,020,561).
^	Commitments and contingent liabilities accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES – CONTINUED

Partner Worldwide Allocation Portfolio		Real Estate Securities Portfolio	Small Cap Growth Portfolio	Small Cap Index Portfolio	Small Cap Stock Portfolio

$1,705,546,566		$138,808,088	$11,795,793	$464,144,610	$487,825,714
1,580,533,845		158,429,999	9,886,076	483,066,132	500,227,921
38,640,463		775,310	357,301	19,293,366	18,251,704
5,101,288	(b)	—	—	—	—
827,003		—	—	—	—
1,360,000		—	—	—	—
7,327,377		795,379	4,510	615,556	424,346
2,621		1,100	1,741	1,381	1,441

4,725,077		1,691,430	43,350	1,729,981	977,627
85,984		11,053	51,034	357,315	21,007
—		—	13,018	—	—
1,849,229		—	—	2,835	—
387,439		—	—	—	—
1,640,840,326		161,704,271	10,357,030	505,066,566	519,904,046

125,654		4,086	8,474	6,285	4,910

5,066,021		1,641,817	22,053	1,909,455	1,920,625
9,299,302		—	—	18,789,699	6,635,610
456,716		—	—	—	—
24,512		6,177	178	26,156	20,227
1,365,667		—	—	—	—
1,105,210		106,967	7,216	85,101	302,639
26,385		2,710	172	8,085	8,598
1,171		151	151	369	391
220,055		44,176	604	62,047	148,266
418,735		—	—	—	—
—		—	—	—	—
18,109,428		1,806,084	38,848	20,887,197	9,041,266

1,661,358,209		139,619,549	11,944,340	401,893,318	410,133,643
(38,627,311)		20,278,638	(1,626,158)	82,286,051	100,729,137
$1,622,730,898		$159,898,187	$10,318,182	$484,179,369	$510,862,780
184,571,100		7,140,840	1,134,836	29,278,229	29,451,095
$8.79		$22.39	$9.09	$16.54	$17.35
$9,053,989		$—	$—	$18,368,022	$6,332,717

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS

For the year ended December 31, 2018	Aggressive Allocation Portfolio	Balanced Income Plus Portfolio	Diversified Income Plus Portfolio	Government Bond Portfolio
Investment Income
Dividends	$8,695,777	$5,269,212	$6,100,211	$—
Interest	690,176	6,992,828	18,052,555	3,421,325
Income from mortgage dollar rolls	244,889	383,308	856,888	851,600
Affiliated income from securities loaned, net	177,300	42,199	51,053	4,920
Income from affiliated investments	12,657,793	1,875,816	3,418,502	1,027,899
Foreign tax withholding	(48,301)	(208,925)	(201,604)	—
Total Investment Income	22,417,634	14,354,438	28,277,605	5,305,744
Expenses
Adviser fees	9,573,526	2,239,107	2,784,395	649,930
Administrative service fees	339,851	157,351	212,259	115,282
Audit and legal fees	45,336	42,475	43,694	33,211
Custody fees	59,338	75,523	76,745	4,482
Insurance expenses	8,343	5,272	6,193	4,574
Directors’ fees	29,786	13,955	21,983	8,105
Other expenses	36,691	62,875	72,069	15,684
Total Expenses Before Reimbursement	10,092,871	2,596,558	3,217,338	831,268
Less:
Reimbursement from adviser	(2,612,611)	—	—	—
Total Net Expenses	7,480,260	2,596,558	3,217,338	831,268
Net Investment Income/(Loss)	14,937,374	11,757,880	25,060,267	4,474,476
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	94,005,375	23,272,469	18,966,804	(4,149,409)
Affiliated investments	332,120	—	—	—
In-kind contributions	—	(299,555)	(360,054)	—
Class action settlements	—	—	—	—
Distributions of realized capital gains from affiliated investments	19,733,664	—	—	—
Written option contracts	—	6,641	12,422	8,125
Futures contracts	(6,587,959)	(358,145)	176,964	(44,561)
Foreign currency transactions	(3,466)	(19,355)	(14,910)	—
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(124,955,507)	(53,329,694)	(63,397,903)	(476,506)
Affiliated investments	(80,148,534)	(1,591,201)	(2,288,409)	—
Futures contracts	(5,165,134)	530,267	2,350,394	213,064
Foreign currency transactions	(494)	(4,267)	(3,326)	—
Swap agreements	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	(102,789,935)	(31,792,840)	(44,558,018)	(4,449,287)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(87,852,561)	$(20,034,960)	$(19,497,751)	$25,189

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

High Yield Portfolio	Income Portfolio	Large Cap Growth Portfolio	Large Cap Index Portfolio	Large Cap Stock Portfolio	Large Cap Value Portfolio	Limited Maturity Bond Portfolio

$436,501	$1,334,133	$10,184,799	$19,235,364	$22,184,867	$35,147,424	$194,208
50,299,381	55,705,221	6,436	17,171	365,521	—	24,752,120
—	1,050,858	—	—	—	—	201,999
520,122	137,257	1,275	5,640	166,416	38,370	2,369
720,557	2,402,450	437,530	325,865	2,129,463	496,584	932,621
—	—	—	—	(1,130,696)	—	—
51,976,561	60,629,919	10,630,040	19,584,040	23,715,571	35,682,378	26,083,317
3,344,156	5,918,136	5,212,138	1,992,231	6,558,929	9,549,386	3,608,277
238,847	361,112	327,577	269,262	289,897	382,397	251,393
39,207	42,274	37,653	38,318	39,021	44,708	39,496
11,423	24,102	12,358	13,591	89,061	12,888	12,207
6,786	9,065	8,039	7,042	7,564	9,111	7,034
30,476	52,777	48,000	34,936	37,148	56,236	32,502
36,453	52,047	21,996	22,038	33,559	25,997	47,295
3,707,348	6,459,513	5,667,761	2,377,418	7,055,179	10,080,723	3,998,204

—	—	—	—	—	—	—
3,707,348	6,459,513	5,667,761	2,377,418	7,055,179	10,080,723	3,998,204

48,269,213	54,170,406	4,962,279	17,206,622	16,660,392	25,601,655	22,085,113

241,573	(13,242,189)	159,174,937	3,953,355	85,558,963	72,924,990	(4,308,463)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
91,544	—	—	—	—	—	248,434
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	2,948,250	191,027	(20,744)	(24,182,344)	—	3,022,294
—	1,893	—	—	(149,286)	—	—
54,008	78,557	—	—	—	—	—
(76,550,077)	(77,574,216)	(132,683,888)	(67,280,100)	(170,595,827)	(234,280,976)	(9,883,069)
—	—	—	—	—	—	—
—	(1,645,721)	—	(56,569)	3,636,220	—	(2,009,805)
—	(1,138)	—	—	(21,908)	—	—
(162,606)	(236,518)	—	—	—	—	—
(76,325,558)	(89,671,082)	26,682,076	(63,404,058)	(105,754,182)	(161,355,986)	(12,930,609)

$(28,056,345)	$(35,500,676)	$31,644,355	$(46,197,436)	$(89,093,790)	$(135,754,331)	$9,154,504

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

For the year ended December 31, 2018	Low Volatility Equity Portfolio	Mid Cap Index Portfolio	Mid Cap Stock Portfolio	Moderate Allocation Portfolio
Investment Income
Dividends	$447,895	$6,164,795	$20,512,149	$48,190,776
Interest	4,726	14,682	143,214	81,179,326
Income from mortgage dollar rolls	—	—	—	12,612,185
Affiliated income from securities loaned, net	20	58,190	94,123	505,987
Income from affiliated investments	14,711	209,529	2,177,371	109,414,463
Non cash income	—	—	—	—
Foreign tax withholding	(18,408)	(3,345)	—	(370,385)
Total Investment Income	448,944	6,443,851	22,926,857	251,532,352
Expenses
Adviser fees	105,170	834,848	11,238,642	59,767,878
Sub-Adviser fees	—	—	—	—
Administrative service fees	83,330	159,310	416,890	1,994,253
Amortization of offering costs	760	—	—	—
Audit and legal fees	33,094	35,890	40,233	88,821
Custody fees	13,068	8,636	16,071	142,818
Insurance expenses	3,944	5,220	9,789	38,429
Directors’ fees	7,309	14,052	64,419	224,791
Other expenses	13,025	14,473	28,028	140,019
Total Expenses Before Reimbursement	259,700	1,072,429	11,814,072	62,397,009
Less:
Reimbursement from adviser	(119,474)	—	—	(17,468,458)
Total Net Expenses	140,226	1,072,429	11,814,072	44,928,551
Net Investment Income/(Loss)	308,718	5,371,422	11,112,785	206,603,801
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	99,688	22,987,590	166,177,898	373,990,705
Affiliated investments	—	—	—	(30,918,478)
In-kind contributions	—	—	—	—
Distributions of realized capital gains from affiliated investments	—	—	—	106,035,614
Written option contracts	—	—	—	407,578
Futures contracts	(81,883)	(1,272,942)	—	(25,423,925)
Foreign currency transactions	(2,336)	—	—	(31,314)
Swap agreements	—	—	—	283,296
Change in net unrealized appreciation/(depreciation) on:
Investments	(1,066,571)	(76,035,730)	(368,292,805)	(661,016,951)
Affiliated investments	—	—	—	(406,063,517)
Futures contracts	(17,376)	(17,846)	—	5,464,600
Foreign currency transactions	(51)	—	—	(5,135)
Swap agreements	—	—	—	(852,942)
Net Realized and Unrealized Gains/(Losses)	(1,068,529)	(54,338,928)	(202,114,907)	(638,130,469)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(759,811)	$(48,967,506)	$(191,002,122)	$(431,526,668)

(a)	Includes foreign capital gain taxes paid of $135,298.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

Moderately Aggressive Allocation Portfolio	Moderately Conservative Allocation Portfolio	Money Market Portfolio	Multidimensional Income Portfolio	Opportunity Income Plus Portfolio	Partner All Cap Portfolio	Partner Emerging Markets Equity Portfolio

$32,312,562	$17,805,386	$—	$105,530	$374,302	$1,573,742	$2,168,880
29,085,795	59,460,263	3,037,153	639,122	5,930,361	4,835	5
4,389,426	9,396,350	—	16,484	340,364	—	—
454,030	124,937	—	717	8,530	13,009	1,014
61,614,718	60,018,171	—	121,481	1,630,221	29,456	33,904
—	—	—	140,256	—	—	—
(176,286)	(5,928)	—	(1,300)	—	—	(235,839)
127,680,245	146,799,179	3,037,153	1,022,290	8,283,778	1,621,042	1,967,964

41,039,912	28,475,711	550,753	107,401	885,243	61,121	256,893
—	—	—	—	—	659,923	652,606
1,270,613	1,042,864	109,898	83,710	113,639	101,077	97,690
—	—	—	760	—	—	—
68,855	62,847	32,463	37,682	36,124	34,066	64,829
103,965	70,371	4,500	13,211	23,887	4,143	97,338
24,872	21,332	4,465	3,971	4,494	4,276	4,222
128,882	117,937	7,605	7,309	7,740	7,739	7,659
116,907	94,249	12,204	21,145	47,489	9,515	12,826
42,754,006	29,885,311	721,888	275,189	1,118,616	881,860	1,194,063

(13,836,742)	(6,548,578)	—	(89,679)	—	—	(51,815)
28,917,264	23,336,733	721,888	185,510	1,118,616	881,860	1,142,248

98,762,981	123,462,446	2,315,265	836,780	7,165,162	739,182	825,716

255,471,510	102,704,279	(63)	50,867	(732,292)	4,551,072	(4,803,721	)(a)
3,909,254	—	—	—	(75,947)	—	—
—	—	—	—	(375,262)	—	—
99,641,269	29,582,893	—	—	—	—	—
127,695	306,055	—	—	6,328	—	—
5,553,200	(22,574,507)	—	24,957	(455)	—	—
(13,222)	—	—	—	—	—	(20,091)
98,196	208,667	—	—	—	—	—
(427,575,412)	(248,209,561)	—	(1,785,969)	(6,750,503)	(15,925,335)	(11,402,233)
(395,798,270)	(154,641,907)	—	(156,094)	(1,521,353)	—	—
(3,612,671)	5,303,934	—	(2,723)	512,783	—	—
(660)	—	—	—	—	—	(1,070)
(295,647)	(628,250)	—	—	—	—	—
(462,494,758)	(287,948,397)	(63)	(1,868,962)	(8,936,701)	(11,374,263)	(16,227,115)
$(363,731,777)	$(164,485,951)	$2,315,202	$(1,032,182)	$(1,771,539)	$(10,635,081)	$(15,401,399)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

For the year ended December 31, 2018	Partner Growth Stock Portfolio	Partner Healthcare Portfolio
Investment Income
Dividends	$2,030,293	$2,582,738
Interest	49,699	2,600
Affiliated income from securities loaned, net	35,002	9,938
Income from affiliated investments	43,437	147,282
Foreign tax withholding	(3,484)	(41,223)
Total Investment Income	2,154,947	2,701,335
Expenses
Adviser fees	537,139	729,187
Sub-Adviser fees	861,541	984,731
Administrative service fees	120,884	118,924
Amortization of offering costs	—	—
Audit and legal fees	34,561	34,039
Custody fees	17,857	9,139
Insurance expenses	4,533	4,558
Directors’ fees	7,777	7,659
Other expenses	10,832	10,842
Total Expenses Before Reimbursement	1,595,124	1,899,079
Less:
Reimbursement from adviser	—	(114,032)
Total Net Expenses	1,595,124	1,785,047
Net Investment Income/(Loss)	559,823	916,288
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	7,193,498	2,605,283
Futures contracts	—	—
Foreign currency forward contracts	—	(66,166)
Foreign currency transactions	(1,151)	11,357
Change in net unrealized appreciation/(depreciation) on:
Investments	(12,847,454)	11,965,773
Futures contracts	—	—
Foreign currency forward contracts	—	94,361
Foreign currency transactions	(39)	(1,878)
Net Realized and Unrealized Gains/(Losses)	(5,655,146)	14,608,730
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(5,095,323)	$15,525,018

(a)	For the period from April 27, 2018 (inception) through December 31, 2018.
(b)	Includes foreign capital gain taxes paid of $463,286.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF OPERATIONS – CONTINUED

Partner Worldwide Allocation Portfolio	Real Estate Securities Portfolio	Small Cap Growth Portfolio(a)	Small Cap Index Portfolio	Small Cap Stock Portfolio

$54,508,581	$5,523,579	$27,661	$7,035,873	$6,404,602
10,789,259	—	110	11,065	—
752,731	—	—	304,024	116,973
720,139	19,686	5,862	119,154	184,018
(5,267,642)	—	(77)	(1,210)	(36,128)
61,503,068	5,543,265	33,556	7,468,906	6,669,465

8,827,164	1,289,059	40,712	1,084,990	3,995,912
6,282,556	—	—	—	—
443,780	112,656	54,300	183,074	193,880
—	—	1,552	—	—
78,172	33,406	28,242	36,043	35,046
716,927	4,199	12,289	12,777	14,844
10,661	4,501	2,551	5,586	5,871
71,787	8,082	5,122	18,954	22,680
127,196	10,391	7,254	17,714	14,899
16,558,243	1,462,294	152,022	1,359,138	4,283,132

—	—	(102,193)	—	—
16,558,243	1,462,294	49,829	1,359,138	4,283,132
44,944,825	4,080,971	(16,273)	6,109,768	2,386,333

24,038,894 (b)	(3,678,151)	(34,466)	40,756,605	68,148,846
(9,020,573)	—	—	1,230,971	—
(117,950)	—	—	—	—
(855,213)	—	—	—	—
(357,454,151)	(9,779,061)	(1,552,416)	(96,681,765)	(128,760,223)
336,953	—	—	(56,815)	—
(214,731)	—	—	—	—
(277,626)	—	—	—	—
(343,564,397)	(13,457,212)	(1,586,882)	(54,751,004)	(60,611,377)
$(298,619,572)	$(9,376,241)	$(1,603,155)	$(48,641,236)	$(58,225,044)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Allocation Portfolio		Balanced Income Plus Portfolio
For the periods ended	12/31/2018	12/31/2017	12/31/2018	12/31/2017
Operations
Net investment income/(loss)	$14,937,374	$8,182,435	$11,757,880	$9,916,222
Net realized gains/(losses)	107,479,734	93,239,009	22,602,055	7,992,687
Change in net unrealized appreciation/(depreciation)	(210,269,669)	129,452,694	(54,394,895)	24,055,787
Net Change in Net Assets Resulting From Operations	(87,852,561)	230,874,138	(20,034,960)	41,964,696
Distributions to Shareholders(*)
From net investment income/net realized gains	(100,269,125)	N/A	(15,238,024)	N/A
From net investment income	N/A	(8,724,300)	N/A	(8,894,300)
From net realized gains	N/A	(5,753,453)	N/A	—
Total Distributions to Shareholders	(100,269,125)	(14,477,753)	(15,238,024)	(8,894,300)
Capital Stock Transactions
Sold	83,022,954	70,587,233	31,483,535	29,320,858
Distributions reinvested	100,269,125	14,477,753	15,238,024	8,894,300
Redeemed	(49,335,854)	(52,377,108)	(27,530,261)	(24,645,918)
Total Capital Stock Transactions	133,956,225	32,687,878	19,191,298	13,569,240
Net Increase/(Decrease) in Net Assets	(54,165,461)	249,084,263	(16,081,686)	46,639,636
Net Assets, Beginning of Period	1,312,512,252	1,063,427,989	402,013,622	355,373,986
Net Assets, End of Period	$1,258,346,791	$1,312,512,252	$385,931,936	$402,013,622
Capital Stock Share Transactions
Sold	4,783,062	4,407,125	2,069,705	1,993,641
Distributions reinvested	5,992,979	912,180	1,016,160	609,955
Redeemed	(2,843,007)	(3,254,113)	(1,816,728)	(1,668,237)

Total Capital Stock Share Transactions	7,933,034	2,065,192	1,269,137	935,359

(*)	Distributions to Shareholders. Additional information can be found in the accompanying Notes to Financial Statements—Recent Accounting Pronouncements - Disclosure Update and Simplification.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Diversified Income Plus Portfolio		Government Bond Portfolio		High Yield Portfolio		Income Portfolio
12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2018	12/31/2017

$25,060,267	$20,496,077	$4,474,476	$4,016,825	$48,269,213	$45,785,719	$54,170,406	$49,357,571
18,781,226	6,543,675	(4,185,845)	471,991	387,125	(8,672,205)	(10,213,489)	11,012,975
(63,339,244)	28,149,445	(263,442)	1,277,429	(76,712,683)	22,647,201	(79,457,593)	29,550,119
(19,497,751)	55,189,197	25,189	5,766,245	(28,056,345)	59,760,715	(35,500,676)	89,920,665

(21,233,099)	N/A	(4,492,666)	N/A	(48,566,489)	N/A	(65,720,324)	N/A
N/A	(18,882,918)	N/A	(4,007,147)	N/A	(45,109,736)	N/A	(49,178,550)
N/A	—	N/A	—	N/A	—	N/A	(3,368,714)
(21,233,099)	(18,882,918)	(4,492,666)	(4,007,147)	(48,566,489)	(45,109,736)	(65,720,324)	(52,547,264)

53,639,708	76,398,552	9,825,160	18,318,520	15,760,995	29,839,709	20,696,982	31,878,140
21,233,099	18,882,918	4,492,666	4,007,147	48,566,489	45,109,736	65,720,324	52,547,264
(24,638,959)	(17,670,276)	(29,667,377)	(19,633,429)	(40,656,553)	(31,440,763)	(44,493,432)	(29,501,323)
50,233,848	77,611,194	(15,349,551)	2,692,238	23,670,931	43,508,682	41,923,874	54,924,081

9,502,998	113,917,473	(19,817,028)	4,451,336	(52,951,903)	58,159,661	(59,297,126)	92,297,482
676,709,271	562,791,798	199,383,364	194,932,028	849,255,436	791,095,775	1,519,706,745	1,427,409,263
$686,212,269	$676,709,271	$179,566,336	$199,383,364	$796,303,533	$849,255,436	$1,460,409,619	$1,519,706,745

6,567,367	9,525,756	919,552	1,672,469	3,344,812	6,157,518	2,075,390	3,114,360
2,635,197	2,386,919	421,571	365,997	10,325,681	9,303,093	6,664,648	5,128,718
(3,030,673)	(2,197,910)	(2,779,848)	(1,794,665)	(8,665,748)	(6,483,341)	(4,515,483)	(2,881,108)

6,171,891	9,714,765	(1,438,725)	243,801	5,004,745	8,977,270	4,224,555	5,361,970

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Large Cap Growth Portfolio		Large Cap Index Portfolio
For the periods ended	12/31/2018	12/31/2017	12/31/2018	12/31/2017
Operations
Net investment income/(loss)	$4,962,279	$4,261,380	$17,206,622	$14,694,395
Net realized gains/(losses)	159,365,964	54,086,301	3,932,611	4,834,423
Change in net unrealized appreciation/(depreciation)	(132,683,888)	222,088,191	(67,336,669)	140,306,329
Net Change in Net Assets Resulting From Operations	31,644,355	280,435,872	(46,197,436)	159,835,147
Distributions to Shareholders(*)
From net investment income/net realized gains	(59,127,695)	N/A	(20,535,169)	N/A
From net investment income	N/A	(4,215,878)	N/A	(11,015,237)
From net realized gains	N/A	(323,424)	N/A	(5,113,220)
Total Distributions to Shareholders	(59,127,695)	(4,539,302)	(20,535,169)	(16,128,457)
Capital Stock Transactions
Sold	59,413,280	16,977,069	76,949,501	127,206,706
Distributions reinvested	59,127,695	4,539,302	20,535,169	16,128,457
Redeemed	(104,778,874)	(104,911,057)	(43,935,277)	(33,715,196)
Total Capital Stock Transactions	13,762,101	(83,394,686)	53,549,393	109,619,967
Net Increase/(Decrease) in Net Assets	(13,721,239)	192,501,884	(13,183,212)	253,326,657
Net Assets, Beginning of Period	1,195,552,178	1,003,050,294	944,623,687	691,297,030
Net Assets, End of Period	$1,181,830,939	$1,195,552,178	$931,440,475	$944,623,687
Capital Stock Share Transactions
Sold	1,512,206	529,606	2,030,523	3,786,316
Distributions reinvested	1,559,401	129,867	552,680	486,431
Redeemed	(2,727,880)	(3,271,647)	(1,161,708)	(985,150)

Total Capital Stock Share Transactions	343,727	(2,612,174)	1,421,495	3,287,597

(*)	Distributions to Shareholders. Additional information can be found in the accompanying Notes to Financial Statements - Recent Accounting Pronouncements - Disclosure Update and Simplification.
(a)	For the period from April 28, 2017 (inception) through December 31, 2017.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Large Cap Stock Portfolio		Large Cap Value Portfolio		Limited Maturity Bond Portfolio		Low Volatility Equity Portfolio
12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2018	12/31/2017(a)

$16,660,392	$13,100,815	$25,601,655	$22,008,921	$22,085,113	$17,388,645	$308,718	$66,585
61,227,333	69,498,584	72,924,990	59,234,802	(1,037,735)	(852,435)	15,469	55,284
(166,981,515)	107,788,503	(234,280,976)	155,732,025	(11,892,874)	6,568,687	(1,083,998)	554,369
(89,093,790)	190,387,902	(135,754,331)	236,975,748	9,154,504	23,104,897	(759,811)	676,238

(77,237,471)	N/A	(81,339,807)	N/A	(22,486,310)	N/A	(28,174)	N/A
N/A	(12,790,679)	N/A	(19,778,143)	N/A	(17,689,142)	N/A	(67,261)
N/A	(6,231,643)	N/A	(39,908,690)	N/A	—	N/A	(43,399)
(77,237,471)	(19,022,322)	(81,339,807)	(59,686,833)	(22,486,310)	(17,689,142)	(28,174)	(110,660)

10,532,109	11,906,069	13,167,090	12,677,154	29,484,865	38,345,573	13,230,794	15,171,789
77,237,471	19,022,322	81,339,807	59,686,833	22,486,310	17,689,142	28,174	110,660
(23,143,338)	(22,508,495)	(22,927,672)	(25,759,606)	(43,308,239)	(39,649,807)	(983,223)	(5,416,983)
64,626,242	8,419,896	71,579,225	46,604,381	8,662,936	16,384,908	12,275,745	9,865,466

(101,705,019)	179,785,476	(145,514,913)	223,893,296	(4,668,870)	21,800,663	11,487,760	10,431,044
1,085,210,627	905,425,151	1,572,695,729	1,348,802,433	905,887,099	884,086,436	10,431,044	—
$983,505,608	$1,085,210,627	$1,427,180,816	$1,572,695,729	$901,218,229	$905,887,099	$21,918,804	$10,431,044

738,832	886,042	703,796	724,495	3,010,914	3,889,133	1,205,214	1,473,007
5,641,849	1,448,150	4,520,209	3,544,854	2,298,057	1,793,836	2,608	10,159
(1,641,007)	(1,692,960)	(1,222,256)	(1,462,359)	(4,423,046)	(4,023,394)	(89,888)	(525,556)

4,739,674	641,232	4,001,749	2,806,990	885,925	1,659,575	1,117,934	957,610

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Mid Cap Index Portfolio		Mid Cap Stock Portfolio
For the periods ended	12/31/2018	12/31/2017	12/31/2018	12/31/2017
Operations
Net investment income/(loss)	$5,371,422	$4,219,003	$11,112,785	$5,971,715
Net realized gains/(losses)	21,714,648	17,525,893	166,177,898	136,088,348
Change in net unrealized appreciation/(depreciation)	(76,053,576)	30,028,548	(368,292,805)	140,432,374
Net Change in Net Assets Resulting From Operations	(48,967,506)	51,773,444	(191,002,122)	282,492,437

Distributions to Shareholders(*)
From net investment income/net realized gains	(23,475,564)	N/A	(137,447,186)	N/A
From net investment income	N/A	(3,034,535)	N/A	(5,597,742)
From net realized gains	N/A	(10,882,649)	N/A	(126,174,729)
Total Distributions to Shareholders	(23,475,564)	(13,917,184)	(137,447,186)	(131,772,471)
Capital Stock Transactions
Sold	45,937,229	64,367,656	28,581,520	39,663,750
Issued in connection with merger	—	—	—	—
Distributions reinvested	23,475,564	13,917,184	137,447,186	131,772,471
Redeemed	(12,773,087)	(8,652,403)	(50,525,806)	(50,808,060)
Total Capital Stock Transactions	56,639,706	69,632,437	115,502,900	120,628,161
Net Increase/(Decrease) in Net Assets	(15,803,364)	107,488,697	(212,946,408)	271,348,127
Net Assets, Beginning of Period	395,160,855	287,672,158	1,763,288,669	1,491,940,542
Net Assets, End of Period	$379,357,491	$395,160,855	$1,550,342,261	$1,763,288,669
Capital Stock Share Transactions
Sold	2,447,765	3,633,630	1,412,574	2,022,855
Issued in connection with merger	—	—	—	—
Distributions reinvested	1,258,251	807,941	6,955,407	7,089,382
Redeemed	(684,222)	(483,044)	(2,501,860)	(2,598,073)

Total Capital Stock Share Transactions	3,021,794	3,958,527	5,866,121	6,514,164

(*)	Distributions to Shareholders. Additional information can be found in the accompanying Notes to Financial Statements - Recent Accounting Pronouncements - Disclosure Update and Simplification.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Moderate Allocation Portfolio		Moderately Aggressive Allocation Portfolio		Moderately Conservative Allocation Portfolio		Money Market Portfolio
12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2018	12/31/2017

$206,603,801	$170,594,963	$98,762,981	$74,812,499	$123,462,446	$102,957,081	$2,315,265	$880,027
424,343,476	350,233,102	364,787,902	305,068,152	110,227,387	107,928,255	(63)	(231)
(1,062,473,945)	665,203,242	(827,282,660)	512,045,681	(398,175,784)	237,434,315	—	—
(431,526,668)	1,186,031,307	(363,731,777)	891,926,332	(164,485,951)	448,319,651	2,315,202	879,796

(516,244,302)	N/A	(373,666,798)	N/A	(211,961,061)	N/A	(2,323,228)	N/A
N/A	(157,942,953)	N/A	(69,773,321)	N/A	(88,367,508)	N/A	(872,064)
N/A	(54,363,306)	N/A	(40,723,582)	N/A	(45,666,776)	N/A	—
(516,244,302)	(212,306,259)	(373,666,798)	(110,496,903)	(211,961,061)	(134,034,284)	(2,323,228)	(872,064)

44,332,172	69,655,334	91,873,780	123,715,869	62,614,820	120,998,050	83,911,622	44,709,624
—	—	97,804,430	—	—	—	—	—
516,244,302	212,306,259	373,666,798	110,496,903	211,961,061	134,034,284	2,323,228	872,064
(463,496,639)	(321,456,625)	(210,303,229)	(157,811,116)	(223,400,189)	(125,950,594)	(64,316,689)	(81,417,889)
97,079,835	(39,495,032)	353,041,779	76,401,656	51,175,692	129,081,740	21,918,161	(35,836,201)

(850,691,135)	934,230,016	(384,356,796)	857,831,085	(325,271,320)	443,367,107	21,910,135	(35,828,469)
10,195,626,494	9,261,396,478	6,183,520,301	5,325,689,216	5,138,435,710	4,695,068,603	156,096,430	191,924,899
$9,344,935,359	$10,195,626,494	$5,799,163,505	$6,183,520,301	$4,813,164,390	$5,138,435,710	$178,006,565	$156,096,430

2,990,843	4,855,054	5,694,354	8,058,063	4,684,876	9,199,956	83,911,622	44,709,623
—	—	6,276,149	—	—	—	—	—
35,886,684	14,993,168	23,886,088	7,300,175	16,303,318	10,284,855	2,323,228	872,064
(31,518,514)	(22,325,877)	(13,103,332)	(10,258,841)	(16,883,264)	(9,506,883)	(64,316,689)	(81,417,888)

7,359,013	(2,477,655)	22,753,259	5,099,397	4,104,930	9,977,928	21,918,161	(35,836,201)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Multidimensional Income Portfolio		Opportunity Income Plus Portfolio
For the periods ended	12/31/2018	12/31/2017(a)	12/31/2018	12/31/2017
Operations
Net investment income/(loss)	$836,780	$485,745	$7,165,162	$5,546,941
Net realized gains/(losses)	75,824	17,925	(1,177,628)	(129,812)
Change in net unrealized appreciation/(depreciation)	(1,944,786)	192,564	(7,759,073)	1,635,452
Net Change in Net Assets Resulting From Operations	(1,032,182)	696,234	(1,771,539)	7,052,581

Distributions to Shareholders(*)
From net investment income/net realized gains	(924,744)	N/A	(7,284,001)	N/A
From net investment income	N/A	(488,925)	N/A	(5,390,828)
From net realized gains	N/A	(15,207)	N/A	—
From return of capital	(34,074)	(16,798)	—	—
Total Distributions to Shareholders	(958,818)	(520,930)	(7,284,001)	(5,390,828)

Capital Stock Transactions
Sold	8,838,875	29,597,452	20,201,710	37,731,361
Distributions reinvested	958,818	520,930	7,284,001	5,390,828
Redeemed	(9,736,342)	(10,319,367)	(22,434,068)	(8,323,058)
Total Capital Stock Transactions	61,351	19,799,015	5,051,643	34,799,131

Net Increase/(Decrease) in Net Assets	(1,929,649)	19,974,319	(4,003,897)	36,460,884
Net Assets, Beginning of Period	19,974,319	—	176,820,298	140,359,414
Net Assets, End of Period	$18,044,670	$19,974,319	$172,816,401	$176,820,298

Capital Stock Share Transactions
Sold	883,324	2,944,009	2,020,331	3,705,249
Distributions reinvested	106,148	51,679	731,181	529,077
Redeemed	(973,120)	(1,014,352)	(2,249,234)	(818,098)

Total Capital Stock Share Transactions	16,352	1,981,336	502,278	3,416,228

(a)	For the period from April 28, 2017 (inception) through December 31, 2017.
(*)	Distributions to Shareholders. Additional information can be found in the accompanying Notes to Financial Statements - Recent Accounting Pronouncements - Disclosure Update and Simplification.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Partner All Cap Portfolio		Partner Emerging Markets Equity Portfolio		Partner Growth Stock Portfolio		Partner Healthcare Portfolio
12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2018	12/31/2017
$739,182	$595,488	$825,716	$1,203,863	$559,823	$269,256	$916,288	$427,577
4,551,072	6,149,342	(4,823,812)	(985,628)	7,192,347	12,389,773	2,550,474	25,346,192
(15,925,335)	12,293,933	(11,403,303)	17,063,596	(12,847,493)	29,146,990	12,058,256	5,643,299
(10,635,081)	19,038,763	(15,401,399)	17,281,831	(5,095,323)	41,806,019	15,525,018	31,417,068

(6,056,946)	N/A	(1,179,525)	N/A	(12,546,531)	N/A	(1,861,565)	N/A
N/A	(504,651)	N/A	(507,471)	N/A	(128,959)	N/A	(494,439)
N/A	—	N/A	—	N/A	(1,595,948)	N/A	—
—	—	—	—	—	—	—	—
(6,056,946)	(504,651)	(1,179,525)	(507,471)	(12,546,531)	(1,724,907)	(1,861,565)	(494,439)

6,275,640	6,810,756	14,640,376	24,175,795	38,321,523	29,545,100	10,962,512	13,820,551
6,056,946	504,651	1,179,525	507,471	12,546,531	1,724,907	1,861,565	494,439
(10,232,543)	(9,325,247)	(9,908,917)	(3,497,800)	(11,216,975)	(9,048,085)	(15,461,520)	(15,345,569)
2,100,043	(2,009,840)	5,910,984	21,185,466	39,651,079	22,221,922	(2,637,443)	(1,030,579)

(14,591,984)	16,524,272	(10,669,940)	37,959,826	22,009,225	62,303,034	11,026,010	29,892,050
111,446,195	94,921,923	94,433,515	56,473,689	183,651,466	121,348,432	193,312,914	163,420,864
$96,854,211	$111,446,195	$83,763,575	$94,433,515	$205,660,691	$183,651,466	$204,338,924	$193,312,914

408,034	475,060	1,037,147	1,808,115	1,514,348	1,342,069	552,417	805,594
406,316	35,527	92,711	38,360	508,779	81,024	98,046	27,533
(669,415)	(647,793)	(765,405)	(264,550)	(455,776)	(438,945)	(812,690)	(908,305)

144,935	(137,206)	364,453	1,581,925	1,567,351	984,148	(162,227)	(75,178)

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

	Partner Worldwide Allocation Portfolio		Real Estate Securities Portfolio
For the periods ended	12/31/2018	12/31/2017	12/31/2018	12/31/2017
Operations
Net investment income/(loss)	$44,944,825	$42,280,187	$4,080,971	$3,490,469
Net realized gains/(losses)	14,045,158	110,787,206	(3,678,151)	498,290
Change in net unrealized appreciation/(depreciation)	(357,609,555)	241,833,912	(9,779,061)	6,635,628
Net Change in Net Assets Resulting From Operations	(298,619,572)	394,901,305	(9,376,241)	10,624,387
Distributions to Shareholders(*)
From net investment income/net realized gains	(110,368,711)	N/A	(4,063,932)	N/A
From net investment income	N/A	(39,554,008)	N/A	(2,965,031)
From net realized gains	N/A	—	N/A	(214,463)
Total Distributions to Shareholders	(110,368,711)	(39,554,008)	(4,063,932)	(3,179,494)
Capital Stock Transactions
Sold	28,877,237	42,987,943	5,137,981	10,185,357
Distributions reinvested	110,368,711	39,554,008	4,063,932	3,179,494
Redeemed	(173,808,245)	(26,344,404)	(20,200,133)	(16,501,251)
Total Capital Stock Transactions	(34,562,297)	56,197,547	(10,998,220)	(3,136,400)
Net Increase/(Decrease) in Net Assets	(443,550,580)	411,544,844	(24,438,393)	4,308,493
Net Assets, Beginning of Period	2,066,281,478	1,654,736,634	184,336,580	180,028,087
Net Assets, End of Period	$1,622,730,898	$2,066,281,478	$159,898,187	$184,336,580
Capital Stock Share Transactions
Sold	2,692,380	4,147,683	221,456	433,269
Distributions reinvested	11,057,106	3,897,945	171,908	134,729
Redeemed	(16,640,492)	(2,601,237)	(869,123)	(697,416)

Total Capital Stock Share Transactions	(2,891,006)	5,444,391	(475,759)	(129,418)

(*)	Distributions to Shareholders. Additional information can be found in the accompanying Notes to Financial Statements - Recent Accounting Pronouncements - Disclosure Update and Simplification.
(a)	For the period from April 27, 2018 (inception) through December 31, 2018.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS – CONTINUED

Small Cap Growth Portfolio	Small Cap Index Portfolio		Small Cap Stock Portfolio
12/31/2018(a)	12/31/2018	12/31/2017	12/31/2018	12/31/2017
$(16,273)	$6,109,768	$5,197,588	$2,386,333	$2,674,121
(34,466)	41,987,576	26,990,629	68,148,846	49,077,781
(1,552,416)	(96,738,580)	24,647,633	(128,760,223)	55,596,067
(1,603,155)	(48,641,236)	56,835,850	(58,225,044)	107,347,969

(23,003)	(32,275,213)	N/A	(49,555,549)	N/A
N/A	N/A	(3,770,585)	N/A	(1,913,807)
N/A	N/A	(25,479,423)	N/A	(32,334,318)
(23,003)	(32,275,213)	(29,250,008)	(49,555,549)	(34,248,125)

18,324,773	57,036,923	60,583,791	13,991,599	17,631,536
23,003	32,275,213	29,250,008	49,555,549	34,248,125
(6,403,436)	(20,959,580)	(22,408,314)	(58,085,882)	(17,910,737)
11,944,340	68,352,556	67,425,485	5,461,266	33,968,924

10,318,182	(12,563,893)	95,011,327	(102,319,327)	107,068,768
—	496,743,262	401,731,935	613,182,107	506,113,339
$10,318,182	$484,179,369	$496,743,262	$510,862,780	$613,182,107
1,734,758	2,869,755	3,325,668	664,285	902,904
2,530	1,607,331	1,694,150	2,421,857	1,842,149
(602,452)	(1,076,379)	(1,235,765)	(2,824,590)	(922,877)

1,134,836	3,400,707	3,784,053	261,552	1,822,176

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

(1) ORGANIZATION

Thrivent Series Fund, Inc. (“the Fund”), a corporation organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into 29 separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation Portfolios, three income plus Portfolios, sixteen equity Portfolios, five fixed-income Portfolios, and one money market Portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, to separate accounts of Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) and Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life, separate accounts of insurance companies not affiliated with Thrivent Financial, and other Portfolios.

Each of the Portfolios is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 - Financial Services - Investment Companies.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Mergers – At a meeting held on June 21, 2018, contractholders of Thrivent Growth and Income Plus Portfolio (the “Target Portfolio”) approved the merger of the Target Portfolio into Thrivent Moderately Aggressive Allocation Portfolio (the “Acquiring Portfolio”). The merger occurred at the close of business on June 28, 2018. Acquisition of the assets and liabilities of the Target Portfolio by the Acquiring Portfolio was followed by the distribution of the Acquiring Portfolio’s shares to the Target Portfolio’s contractholders. The shares issued of the Acquiring Portfolio are disclosed in the Statement of Changes in Net Assets.

The merger was accomplished by a tax free exchange as detailed below:

Portfolio	Description	Net Assets as of June 28, 2018
Moderately Aggressive Allocation	Acquiring Portfolio	$6,195,026,970
Growth and Income Plus	Target Portfolio	$97,804,430
Moderately Aggressive Allocation	After Acquisition	$6,292,831,400

As of June 28, 2018, the net assets of the Target Portfolio were comprised of the following:

Target Portfolio	Unrealized Appreciation/ (Depreciation)	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)	Capital Stock
Growth and Income Plus	$8,649,856	$(262,282)	$10,556	$89,406,300

The Target Portfolio’s capital loss carryovers are carried over to the Acquiring Portfolio. The amounts, if any, and applicable limitations are disclosed in Note (4) Tax Information.

Assuming the merger had been completed on January 1, 2018 the Acquiring Portfolio’s pro-forma results of operations for the period ended December 31, 2018 would be the following:

Acquiring Portfolio	Net Change in Unrealized Appreciation/ (Depreciation)	Net Investment Income	Net Gains/ (Losses) on Investments	Net Increase in Net Assets from Operations
Moderately Aggressive Allocation	$(829,618,668)	$99,495,382	$367,404,228	$(362,719,058)

The financial statements reflect the operations of the Acquiring Portfolio for the period prior to the merger and the combined Portfolios for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Thrivent Growth and Income Plus Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since the merger was completed.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Fund’s Board of Directors (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/ dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the primary exchange settle price. Exchange cleared swap agreements are valued using a vendor provided settlement or clearing price used by the clearinghouse. Swap agreements not cleared on exchanges will be valued using the mid-price from the primary approved pricing service. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day.

Securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio and the Adviser follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation of the Portfolios’ securities to the Adviser. The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Portfolios’ valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Portfolios. Examples of such events include trading halts, national news/events, and issuer- specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith pursuant to procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.

Valuation of International Securities – The Portfolios value certain foreign securities traded on foreign exchanges that close prior to the close of the New York Stock Exchange using a fair value pricing service. The fair value pricing service uses a multi-factor model that may take into account the local close, relevant general and sector indices, currency fluctuation, prices of other securities (including ADRs, New York registered shares, and ETFs), and futures, as applicable, to determine price adjustments for each security in order to reflect the effects of post-closing events. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

Foreign Currency Translation – The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Federal Income Taxes – No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Portfolios (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, the position would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of December 31, 2018, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2015 through 2018 Additionally, as of December 31, 2018, the tax year ended December 31, 2014 is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of December 31, 2018, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding in the Statement of Operations. The Portfolios pay tax on foreign capital gains, where applicable.

Expenses and Income – Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis.

Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date. However, certain dividends from foreign securities are recorded as soon as the information is available to the Portfolios. Non-cash income, if any, is recorded at the fair market value of the securities received.

For certain securities, including real estate investment trusts, the Portfolios record distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

Distributions to Shareholders – Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise tax would require an additional distribution prior to the close of the fiscal year.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Dividends are declared and reinvested daily for Government Bond Portfolio, High Yield Portfolio, Income Portfolio, Limited Maturity Bond Portfolio, and Opportunity Income Plus Portfolio; declared daily and reinvested monthly for the Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

Derivative Financial Instruments – Each of the Portfolios, with the exception of the Money Market Portfolio, may invest in derivatives. Derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments, are financial instruments whose value is derived from another security, an index or a currency. Each applicable Portfolio may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each applicable Portfolio may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (“OTC”).

A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Portfolio’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Portfolio. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Portfolios because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the broker’s customers, potentially resulting in losses to the Portfolios. Using derivatives to hedge can guard against potential risks, but it also adds to the Portfolios’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Portfolios mitigate their counterparty risk, the Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/ or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivatives’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Portfolio has been noted in the Schedule of Investments. To the extent amounts due to a Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolios attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Portfolios, with the exception of the Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Portfolio has purchased an option, exercises that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required. In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

During the year ended December 31, 2018, Balanced Income Plus Portfolio, Diversified Income Plus Portfolio, Government Bond Portfolio, Moderate Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderately Conservative Allocation Portfolio and Opportunity Income Plus Portfolio used treasury options to manage the duration of the Portfolio versus the benchmark. Options on mortgage backed securities were used to generate income.

Futures Contracts – All Portfolios, with the exception of the Money Market Portfolio, may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. A futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

During the year ended December 31, 2018, Aggressive Allocation Portfolio, Balanced Income Plus Portfolio, Diversified Income Plus Portfolio, Government Bond Portfolio, Income Portfolio, Limited Maturity Bond Portfolio, Moderate Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderately Conservative Allocation Portfolio, Multidimensional Income Portfolio, Opportunity Income Plus Portfolio, and Partner Worldwide Allocation Portfolio used treasury futures to manage the duration and yield curve exposure of the respective Portfolio versus its benchmark.

During the year ended December 31, 2018, Aggressive Allocation Portfolio, Balanced Income Plus Portfolio, Diversified Income Plus Portfolio, Large Cap Growth Portfolio, Large Cap Index Portfolio, Large Cap Stock Portfolio, Low Volatility Equity Portfolio, Mid Cap Index Portfolio, Moderate Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderately Conservative Allocation Portfolio, Opportunity Income Plus Portfolio, Partner Worldwide Allocation Portfolio, and Small Cap Index Portfolio used equity futures to manage exposure to the equities market.

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, with the exception of the Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to mitigate currency and counterparty exposure to other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and change in unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and a Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio.

During the year ended December 31, 2018, Partner Healthcare Portfolio used foreign currency forward contracts in order to hedge unwanted currency exposure.

During the year ended December 31, 2018, Partner Worldwide Allocation Portfolio used foreign currency forward contracts in order to gain active currency exposure and to hedge unwanted currency exposure.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Swap Agreements – All Portfolios, with the exception of the Money Market Portfolio, may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Portfolio accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter. In these types of transactions, the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection buyer or the protection seller.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (“CDS”) or through credit default swap indices (“CDX Indices”). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

During the year ended December 31, 2018, High Yield Portfolio, Income Portfolio, Moderate Allocation Portfolio, Moderately Aggressive Allocation Portfolio, and Moderately Conservative Allocation Portfolio used CDX Indices (comprised of credit default swaps) to help manage credit risk exposure within the fund.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

The amounts presented in the tables below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged. The actual amounts of collateral may be greater than the amounts presented in the tables.

The following table presents the gross and net information about assets subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Received	Non-Cash Collateral Received	Net Amount
Partner Healthcare
Exchange Contracts	23,200	—	23,200	—	—	—	23,200(†)
Partner Worldwide Allocation
Exchange Contracts	387,439	—	387,439	384,520	—	—	2,919(†)

(†) Net exchange contract amount represents the net amount receivable from the counterparty in the event of a default.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Pledged	Non-Cash Collateral Pledged(**)	Net Amount
Aggressive Allocation
Securities Lending	9,815,315	—	9,815,315	9,639,324	—	—	175,991	(^)
Balanced Income Plus
Securities Lending	3,131,824	—	3,131,824	3,048,862	—	—	82,962	(^)
Diversified Income Plus
Securities Lending	4,778,671	—	4,778,671	4,658,376	—	—	120,295	(^)
Government Bond
Securities Lending	2,045,000	—	2,045,000	1,984,079	—	—	60,921	(^)
High Yield
Securities Lending	48,895,848	—	48,895,848	47,276,867	—	—	1,618,981	(^)
Income
Securities Lending	13,566,314	—	13,566,314	13,258,498	—	—	307,816	(^)
Large Cap Index
Securities Lending	431,385	—	431,385	418,957	—	—	12,428	(^)
Large Cap Stock
Securities Lending	1,450,053	—	1,450,053	1,380,462	—	—	69,591	(^)
Large Cap Value
Securities Lending	2,389,500	—	2,389,500	1,335,731	—	—	1,053,769	(^)
Limited Maturity Bond
Securities Lending	1,375,263	—	1,375,263	1,345,223	—	—	30,040	(^)
Mid Cap Index
Securities Lending	10,543,803	—	10,543,803	10,335,329	—	—	208,474	(^)
Mid Cap Stock
Securities Lending	16,827,750	—	16,827,750	16,595,070	—	—	232,680	(^)
Moderate Allocation
Securities Lending	60,281,212	—	60,281,212	59,073,311	—	—	1,207,901	(^)
Moderately Aggressive Allocation
Securities Lending	47,513,413	—	47,513,413	46,739,253	—	—	774,160	(^)
Moderately Conservative Allocation
Securities Lending	25,341,268	—	25,341,268	24,818,687	—	—	522,581	(^)
Multidimensional Income
Securities Lending	113,885	—	113,885	111,076	—	—	2,809	(^)
Opportunity Income Plus
Securities Lending	949,296	—	949,296	916,140	—	—	33,156	(^)
Partner All Cap
Securities Lending	1,354,500	—	1,354,500	1,349,112	—	—	5,388	(^)
Partner Growth Stock
Securities Lending	3,644,975	—	3,644,975	3,226,581	—	—	418,394	(^)
Partner Healthcare
Securities Lending	4,000,490	—	4,000,490	3,966,418	—	—	34,072	(^)
Partner Worldwide Allocation
Exchange Contracts	418,735	—	418,735	384,520	34,215	—	—
Securities Lending	9,299,302	—	9,299,302	9,053,989	—	—	245,313	(^)
Small Cap Index
Securities Lending	18,789,699	—	18,789,699	18,368,022	—	—	421,677	(^)
Small Cap Stock
Securities Lending	6,635,610	—	6,635,610	6,332,717	—	—	302,893	(^)

(**)	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
(^)	Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Mortgage Dollar Roll Transactions – Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Portfolios must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Portfolios are required to segregate collateral with the fund custodian - depending on market movements - on their mortgage dollar rolls. The value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

Securities Lending – The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Goldman Sachs Bank USA doing business as Goldman Sachs Agency Lending (“GSAL”). The Agreement authorizes GSAL to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, loaned securities are typically initially collateralized equal to at least 102% for U.S. securities and 105% for non-U.S. securities of the market value of the loaned securities. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. Any additional collateral is adjusted and settled on the next business day. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to GSAL for services provided and any other securities lending expenses, are included in affiliated income from securities loaned, net on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, a Portfolio could lose money. Generally, in the event of borrower default, a Portfolio has the right to use the collateral to offset any losses incurred. However, in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss. Some of these losses may be indemnified by the lending agent.

As of December 31, 2018, the value of securities on loan is as follows:

Portfolio	Securities on Loan
Aggressive Allocation	$9,639,324
Balanced Income Plus	3,048,862
Diversified Income Plus	4,658,376
Government Bond	1,984,079
High Yield	47,276,867
Income	13,258,498
Large Cap Index	418,957
Large Cap Stock	1,380,462
Large Cap Value	1,335,731
Limited Maturity Bond	1,345,223
Mid Cap Index	10,335,329
Mid Cap Stock	16,595,070
Moderate Allocation	59,073,311
Moderately Aggressive Allocation	46,739,253
Moderately Conservative Allocation	24,818,687
Multidimensional Income	111,076
Opportunity Income Plus	916,140
Partner All Cap	1,349,112
Partner Growth Stock	3,226,581
Partner Healthcare	3,966,418
Partner Worldwide Allocation	9,053,989
Small Cap Index	18,368,022
Small Cap Stock	6,332,717

When-Issued and Delayed Delivery Transactions – Each Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

Treasury Inflation Protected Securities – Certain Portfolios may invest in treasury inflation protected securities (“TIPS”). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.

Repurchase Agreements – Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolios use a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, a Portfolio could incur a loss due to a drop in the value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolios may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2018, none of the Portfolios engaged in this type of investment.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Equity-Linked Structured Securities – Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended December 31, 2018, none of the Portfolios engaged in these types of transactions.

Stripped Securities – Certain Portfolios may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest, and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates. As interest rates increase, the price of the principal only security decreases. Similarly, as interest rates decrease, the price of the principal only security increases. The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.

Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Loan Commitments – Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments. During the period ended December 31, 2018, none of the Portfolios engaged in these types of investments.

Loss Contingencies – Thrivent High Yield Portfolio and Thrivent Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (“GM”), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. Thrivent High Yield Portfolio at one time held term loans in an original principal amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Thrivent Income Portfolio is named as a defendant in this action, but management does not expect that the Portfolio’s assets will be subject to a loss contingency.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Thrivent Balanced Income Plus Portfolio (formerly known as Thrivent Balanced Portfolio) and Thrivent Large Cap Index Portfolio are defendants in two separate adversary actions: One was filed in federal court on November 1, 2010 by the Official Committee of Unsecured Creditors of Tribune Company (“Tribune”) and the other was filed in the state of Minnesota on June 2, 2011 by the successor trustees of certain series of debt securities issued by Tribune. These actions were consolidated and moved to the United States District Court of the Southern District of New York as consolidated multi-district litigation. The actions seek to determine whether stock repurchases of Tribune stock in connection with a leveraged buyout of Tribune in 2007 (the “LBO Transaction”) were fraudulent transactions that can be voided requiring repurchase payments to be returned to the Tribune bankruptcy estate. Thrivent Balanced Income Plus Portfolio and Thrivent Large Cap Index Portfolio tendered Tribune stock in the LBO Transaction in exchange for $115,600 and $219,300 respectively. The district court has dismissed the claims, but the dismissals are on appeal. If the plaintiffs are successful with their claims, it is reasonably possible that these Portfolios would be required to return payments in some amount. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Thrivent Opportunity Income Plus Portfolio (formerly known as Mortgage Securities Portfolio) was obligated to pay $133,203 to Lehman Brothers and entitled to receive $71,563 from Lehman Brothers as of October 14, 2008. Because of the collapse of Lehman Brothers, the securities and obligations remain involved in litigation and bankruptcy proceedings. At the conclusion of legal proceedings, it is reasonably possible that Thrivent Opportunity Income Plus Portfolio could be required to pay all or a portion of the $133,203. However, it is also reasonably possible that the Portfolio would be able to offset some of this liability with the $71,563 owed to the Portfolio by Lehman Brothers at the time of its bankruptcy. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Litigation – Awards from class action litigation are recorded as a reduction of cost if the Portfolio still owns the applicable securities on the payment date. If the Portfolio no longer owns the applicable securities, the proceeds are recorded as realized gains.

Bank Loans (Leveraged Loans) – Certain Portfolios may invest in bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade. A Portfolio may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks. Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale to not be readily available for a Portfolio to make additional investments. Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index, such as the London Interbank Offered Rate (“LIBOR”), plus a premium. Income is recorded daily on bank loan securities. On an ongoing basis, a Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan. This commitment fee is accrued as income over the term of the bank loan. A Portfolio may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan. Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.

Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for Low Volatility Equity Portfolio, Multidimensional Income Portfolio and Small Cap Growth Portfolio are costs incurred by the Portfolio in order to establish it for sale. These costs generally include any legal costs associated with registering the Portfolios. These costs are amortized over a period of 12 months from inception.

Line of Credit – Each Portfolio (with the exception of Money Market Portfolio) along with other funds managed by the investment adviser or an affiliate, participate in a $100 million ($50 million committed, $50 million uncommitted) credit facility (the “line of credit”) issued by State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest is charged to each participating Portfolio based on its borrowings at the higher of the Federal Funds Rate or the One-Month LIBOR rate plus 1.25%. Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing. Each participating Portfolio paid commitment fees during the year ended December 31, 2018 in proportion to their respective net assets. The Funds had no borrowings during the year ended December 31, 2018.

Recent Accounting Pronouncements –

Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time management is evaluating the implications of this guidance and the impact it will have to financial statement amounts and footnote disclosures.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Fair Value Measurement (Topic 820)

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13 Fair Value Measurement (Topic 820). ASU No. 2018-13 updates the disclosure requirements on fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and the interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of this guidance and the impact it will have to financial statements amounts and footnote disclosures.

Disclosure Update and Simplification

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain disclosure requirements that the Commission has determined to be redundant, duplicative, overlapping, outdated, or superseded in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are effective for filings subsequent to November 5, 2018. Management has evaluated the impact of these amendments and has implemented disclosure changes to the Statement of Assets and Liabilities and the Statement of Changes in Net Assets. The components of distributable earnings are no longer required to be presented on the Statement of Assets and Liabilities. Additionally, the source of distributions to shareholders and the amount of undistributed net investment income is no longer required to be presented on the Statement of Changes in Net Assets.

In-kind Contributions – During March 2018, Balanced Income Plus Portfolio, Diversified Income Plus Portfolio, and Opportunity Income Plus Portfolio contributed securities in-kind to Thrivent Core Emerging Markets Debt Fund in the amount of $36,171,680. As a result of the in-kind contribution, Thrivent Core Emerging Markets Debt Fund issued 3,799,547 shares at a $9.52/share net asset value. For financial reporting purposes, the contributing fund/portfolio recognizes gain on these transactions to the extent the value of the distributed securities on the date of contribution exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. The realized gains or losses below are included in the Statement of Operations of the contributing fund/portfolio as net realized gains/losses on in-kind contributions. These in-kind transactions were conducted at market value. The transactions were as follows:

Contributing Portfolio	Shares Received	In-kind Amount	Realized Gain/(Loss)
Balanced Income Plus Portfolio	1,298,780	$12,364,385	$(299,555)
Diversified Income Plus Portfolio	1,289,457	$12,275,624	$(360,054)
Opportunity Income Plus Portfolio	1,211,310	$11,531,671	$(375,262)

Totals	3,799,547	$36,171,680	$(1,034,871)

Under the Internal Revenue Code, the contributing Portfolios and Thrivent Core Emerging Markets Debt Fund are related parties and losses on the in-kind contributions are deferred until the contributed securities are sold to an unrelated taxpayer. Gains on these in-kind contributions are recognized for tax purposes in the year of the contribution.

Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees – The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000 to $5,000M	Over $5,000 to $10,000M	Over $10,000M
Aggressive Allocation	0.700%	0.700%	0.700%	0.675%	0.650%
Moderate Allocation	0.650%	0.625%	0.600%	0.575%	0.550%
Moderately Aggressive Allocation	0.700%	0.675%	0.650%	0.625%	0.600%
Moderately Conservative Allocation	0.600%	0.575%	0.550%	0.525%	0.500%

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Portfolio (M – Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $250M	Over $250M
Low Volatility Equity	0.600%	0.600%	0.500%	0.500%
Multidimensional Income	0.550%	0.550%	0.500%	0.500%
Partner Healthcare	0.900%	0.850%	0.800%	0.750%

Portfolio (M – Millions)	$0 to $50M	Over $50 to $200M	Over $200 to $250M	Over $250 to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $1,500M	Over $1,500 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Balanced Income Plus	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.475%	0.450%	0.425%
Diversified Income Plus	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Government Bond	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Income	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Large Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Large Cap Index	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.150%	0.100%	0.100%	0.100%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.575%	0.550%	0.475%	0.475%	0.475%	0.450%	0.425%
Large Cap Value	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Limited Maturity Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Mid Cap Index	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.150%	0.100%	0.100%	0.100%
Mid Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Money Market	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Opportunity Income Plus	0.500%	0.500%	0.500%	0.500%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Partner All Cap	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Partner Emerging Markets Equity	1.000%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%
Partner Growth Stock	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Partner Worldwide Allocation	0.850%	0.850%	0.850%	0.800%	0.800%	0.800%	0.775%	0.750%	0.750%	0.750%	0.750%
Real Estate Securities	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Small Cap Growth	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Small Cap Index	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.200%	0.150%	0.100%	0.100%	0.100%
Small Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%

Sub-Adviser Fees – The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio. The amounts listed as subadviser fees in the Statement of Operations is the portion of the investment advisory fee that is paid to the subadviser. The amount listed as adviser fees in the Statement of Operations is the portion of the investment advisory fee that is retained by the investment adviser.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with FIAM, LLC (“FIAM”) for the performance of subadvisory services. FIAM is a wholly owned subsidiary of Fidelity Management & Research Corporation. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

Partner Emerging Markets Equity Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Managers Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Partner Worldwide Allocation Portfolio, Partner Emerging Markets Equity Fund and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen. Partner Emerging Markets Equity Fund and Partner Worldwide Allocation Fund are presented under a separate shareholder report.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Partner Healthcare Portfolio

The Adviser has entered into a subadvisory agreement with BlackRock Investment Management, LLC. for the performance of subadvisory services. The fee payable to BlackRock is equal to 0.50% of the first $50 million of average daily net assets, 0.475% of the next $200 million, 0.45% of the next $250 million and 0.425% of average daily net assets over $500 million.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”) and Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Partner Worldwide Allocation Fund (presented under a separate shareholder report) is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Partner Emerging Markets Equity Portfolio, Partner Emerging Markets Equity Fund and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen. Partner Emerging Markets Equity Fund and Partner Worldwide Allocation Fund are presented under a separate shareholder report.

The fee payable for GSAM for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. Partner Worldwide Allocation Fund (presented under a separate shareholder report) is included in determining breakpoints for the assets managed by GSAM.

Expense Reimbursements – For the period ended December 31, 2018, voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner Healthcare Portfolio	0.06%	4/30/2019

For the period ended December 31, 2018, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Low Volatility Equity	0.80%	4/30/2019
Multidimensional Income	0.95%	4/30/2019
Partner Emerging Markets Equity[1]	1.20%	4/30/2019
Small Cap Growth	0.97%	4/30/2019

[1]	Prior contractual expense cap of 1.30% expired on April 30, 2018.

Expense reimbursements are accrued daily and paid by Thrivent Financial monthly. Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each of the four Asset Allocation Portfolios paid a fee for investment advisory services. The Adviser has contractually agreed, for as long as the current fee structure is in place, and through at least April 30, 2019, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Portfolios as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Directors of the Portfolios and the Adviser. For the period ended December 31, 2018, the following expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Aggressive Allocation	0.19%	4/30/2019
Moderate Allocation	0.17%	4/30/2019
Moderately Aggressive Allocation	0.22%	4/30/2019
Moderately Conservative Allocation	0.13%	4/30/2019

Subject to certain limitations, all Portfolios in the Fund except for Money Market Portfolio may invest cash in other Portfolios in the Fund, Thrivent Cash Management Trust, and Thrivent Core Funds. These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to any investment advisory fees indirectly incurred by the asset allocation, income plus, equity and fixed income funds as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made related to an investment in these funds.

Other Expenses – The Fund has entered into an accounting and administrative services agreement with Thrivent Financial to provide certain accounting and administrative personnel and services to the Portfolios. The Portfolios pay an annual fixed fee per portfolio plus a certain percentage of net assets to Thrivent Financial. These fees are accrued daily and paid monthly. For the year ended December 31, 2018, Thrivent Financial received aggregate fees for accounting and administrative personnel and services of $9,646,003 from the Fund.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Each Director who is not affiliated with the Adviser receives an annual fee from the Fund for services as a Director and is eligible to participate in a deferred compensation plan with respect to fees received from the Portfolios. Participants in the plan may designate their deferred Director’s fees as if invested in a Portfolio of the Fund, except for Money Market Portfolio as it is not eligible for the deferred plan. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Portfolios of the Fund. Their fees as well as the change in value are included in Director’s fees in the Statement of Operations. The deferred fees remain in the appropriate Portfolio until distribution in accordance with the plan. The Payable for director deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.

Those Directors not participating in the above plan received $920,987 in fees from the Fund for the year ended December 31, 2018. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund. Affiliated employees and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.

Indirect Expenses – Some Portfolios invest in other open-ended funds. Fees and expenses of those underlying funds are not included in those Portfolios’ expense ratios. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. The Adviser has contractually agreed, for as long as the current fee structure is in place, to waive an amount equal to any investment advisory fees indirectly incurred by the Asset Allocation Portfolios as a result of their investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made related to investments in these funds. This contractual provision may be terminated upon the mutual agreement between the Directors of the Fund and the Adviser.

Interfund Lending – The Portfolios may participate in an interfund lending program (the “Program”) pursuant to an exemptive order issued by the SEC. The Program permits the Portfolios to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve Fund. Interest is charged to each participating Portfolio based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program. Each borrowing made under the Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan. For the year ended December 31, 2018, none of the Portfolios borrowed cash through the Program.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. The differences between book-basis and tax-basis distributable earning are primarily attributable to timing differences in recognizing certain gains and losses on investment transactions, such as wash sales, unrealized and realized activity related to derivatives, and treatment of passive foreign investment companies. At the end of the fiscal year, reclassifications between net asset accounts are made for differences that are permanent in nature. These permanent differences primarily relate to the tax treatment of partnerships.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as increases or decreases as applicable in the table below:

Portfolio	Distributable earnings/ (accumulated loss)	Capital Stock
Aggressive Allocation	$799	$(799)
Balanced Income Plus	95	(95)
Diversified Income Plus	99	(99)
Large Cap Stock	118	(118)
Large Cap Value	257	(257)
Moderate Allocation	2,074	(2,074)
Moderately Aggressive Allocation	7,303	(7,303)
Moderately Conservative Allocation	610	(610)
Multidimensional Income	(1,445)	1,445
Partner Worldwide Allocation	(9,807)	9,807
Real Estate Securities	26	(26)
Small Cap Stock	6,894	(6,894)

At December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income#	Undistributed Long- Term Capital Gain
Aggressive Allocation	$27,877,141	$89,712,164
Balanced Income Plus	13,730,638	21,355,288
Diversified Income Plus	26,911,891	17,763,624
Government Bond	50,803	—
High Yield	408,993	—
Income	26,281	—
Large Cap Growth	25,916,755	132,169,904
Large Cap Index	17,403,452	5,732,812
Large Cap Stock	16,221,548	64,672,447
Large Cap Value	29,417,573	69,091,143
Limited Maturity Bond	557,825	—
Low Volatility Equity	324,012	38,923
Mid Cap Index	7,856,592	24,770,170

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Portfolio	Undistributed Ordinary Income#	Undistributed Long- Term Capital Gain
Mid Cap Stock	24,501,562	151,766,224
Moderate Allocation	249,270,671	389,127,622
Moderately Aggressive Allocation	149,961,292	311,845,786
Moderately Conservative Allocation	131,272,176	107,887,376
Opportunity Income Plus	76,013	—
Partner All Cap	748,012	4,525,308
Partner Emerging Markets Equity	668,906	—
Partner Growth Stock	569,933	7,559,968
Partner Healthcare	938,337	2,088
Partner Worldwide Allocation	41,142,684	14,998,056
Real Estate Securities	4,089,086	—
Small Cap Growth	284	—
Small Cap Index	9,317,777	39,785,635
Small Cap Stock	2,274,144	68,694,862

#	Undistributed ordinary income includes income derived from short-term capital gains.

At December 31, 2018, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

Portfolio	Capital Loss Carryover	Expiration
Government Bond	$4,167,518	Unlimited
High Yield	30,219,406	Unlimited
Income	10,666,378	Unlimited
Limited Maturity Bond	2,183,314	Unlimited
Money Market	3,138	Unlimited
Opportunity Income Plus	2,646,784	Unlimited
Partner Emerging Markets
Equity	6,385,985	Unlimited
Real Estate Securities	3,004,192	Unlimited

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

During the fiscal year 2018, capital loss carryovers utilized by the Portfolios were as follows:

Portfolio	Capital Loss Carryover
Diversified Income Plus	$1,356,770
High Yield	$338,988
Partner Healthcare	2,545,781

Small Cap Growth Portfolio deferred, on a tax basis, a Late Year Capital Loss of $40,165. This amount is deferred for tax purposes, and is deemed to occur on the first day of the following fiscal year.

The tax character of distributions paid during the years ended December 31, 2018 and 2017 was as follows:

	Ordinary Income(a)		Long-Term Capital Gain		Return of Capital
Portfolio	12/31/2018	12/31/2017	12/31/2018	12/31/2017	12/31/2018	12/31/2017
Aggressive Allocation	$35,434,585	$9,948,506	$64,834,540	$4,529,247	$—	$—
Balanced Income Plus	12,247,025	8,894,300	2,990,999	—	—	—
Diversified Income Plus	21,233,099	18,882,918	—	—	—	—
Government Bond	4,492,666	4,007,147	—	—	—	—
High Yield	48,566,489	45,109,736	—	—	—	—
Income	56,538,992	52,547,264	9,181,332	—	—	—
Large Cap Growth	13,034,983	4,215,878	46,092,712	323,424	—	—
Large Cap Index	16,356,951	11,961,438	4,178,218	4,167,019	—	—
Large Cap Stock	30,332,594	12,790,679	46,904,877	6,231,643	—	—
Large Cap Value	25,136,942	19,778,143	56,202,865	39,908,690	—	—
Limited Maturity Bond	22,486,310	17,689,142	—	—	—	—
Low Volatility Equity	13,477	91,096	14,697	19,564	—	—
Mid Cap Index	6,989,727	3,794,957	16,485,837	10,122,227	—	—
Mid Cap Stock	5,967,848	27,319,448	131,479,338	104,453,023	—	—
Moderate Allocation	264,541,956	165,645,314	251,702,346	46,660,945	—	—
Moderately Aggressive Allocation	157,940,349	79,910,547	215,726,449	30,586,356	—	—
Moderately Conservative Allocation	134,999,498	104,430,761	76,961,563	29,603,523	—	—
Money Market	2,323,228	872,064	—	—	—	—
Multidimensional Income	866,251	499,312	58,493	4,820	34,074	16,798
Opportunity Income Plus	7,284,001	5,390,828	—	—	—	—
Partner All Cap	1,322,238	504,651	4,734,708	—	—	—
Partner Emerging Markets Equity	1,179,525	507,471	—	—	—	—
Partner Growth Stock	2,045,978	128,959	10,500,553	1,595,948	—	—
Partner Healthcare	1,861,565	494,439	—	—	—	—
Partner Worldwide Allocation	86,294,069	39,554,008	24,074,642	—	—	—
Real Estate Securities	3,745,916	3,054,876	318,016	124,618	—	—
Small Cap Growth	23,003	—	—	—	—	—
Small Cap Index	9,990,833	6,311,872	22,284,380	22,938,136	—	—
Small Cap Stock	7,780,079	6,185,949	41,775,470	28,062,176	—	—

(a)	Ordinary income includes income derived from short-term capital gains, if any.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

(5) SECURITY TRANSACTIONS

Purchases and Sales of Investment Securities – For the year ended December 31, 2018, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$535,281	$504,952
Balanced Income Plus	287,470	281,378
Diversified Income Plus	395,823	345,240
Government Bond	26,983	4,013
High Yield	299,875	280,977
Income	665,349	624,408
Large Cap Growth	819,937	840,035
Large Cap Index	103,965	37,951
Large Cap Stock	588,244	541,928
Large Cap Value	365,624	352,776
Limited Maturity Bond	330,763	329,388
Low Volatility Equity	21,358	8,435
Mid Cap Index	119,309	76,996
Mid Cap Stock	630,634	517,982
Moderate Allocation	2,806,030	3,203,516
Moderately Aggressive Allocation	1,972,883	1,890,181
Moderately Conservative Allocation	1,187,854	1,237,944
Multidimensional Income	8,017	6,862
Opportunity Income Plus	65,470	53,862
Partner All Cap	57,919	61,683
Partner Emerging Markets Equity	23,298	17,259
Partner Growth Stock	118,554	90,229
Partner Healthcare	64,370	78,376
Partner Worldwide Allocation	1,333,464	1,442,015
Real Estate Securities	60,732	67,711
Small Cap Growth	13,262	1,789
Small Cap Index	174,126	120,498
Small Cap Stock	340,748	373,076

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$206,909	$196,352
Balanced Income Plus	299,434	301,233
Diversified Income Plus	685,576	675,351
Government Bond	690,893	733,263
Income	913,775	917,197
Limited Maturity Bond	248,291	243,620
Moderate Allocation	10,221,287	10,128,350
Moderately Aggressive Allocation	3,688,700	3,571,439
Moderately Conservative Allocation	7,607,253	7,576,821
Multidimensional Income	11,151	12,414
Opportunity Income Plus	265,826	268,372
Partner Worldwide Allocation	54,231	52,759

Investments in Restricted Securities – Certain Portfolios may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2018, the following Portfolios held restricted securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Balanced Income Plus	1	0.07%
Diversified Income Plus	1	0.09%
High Yield	1	0.00%
Limited Maturity Bond	1	0.61%
Multidimensional Income	1	0.45%
Partner Growth Stock	1	0.15%
Partner Worldwide Allocation	2	0.03%

The Portfolios have no right to require registration of unregistered securities.

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios or affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another Portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

During the year ended December 31, 2018, the following Portfolios engaged in purchase transactions that complied with Rule 17a-7 of the 1940 Act.

Portfolio	Purchase Amount
Government Bond	$1,594,324
Large Cap Index	8,978,452
Mid Cap Index	23,255,483
Mid Cap Stock	60,629,809
Small Cap Index	5,007,524

During the year ended December 31, 2018, the following Portfolios engaged in sale transactions that complied with Rule 17a-7 of the 1940 Act.

Portfolio	Sales Proceeds	Realized Gain/(Loss)
Aggressive Allocation	$7,065,802	$1,127,634
Government Bond	1,607,648	(7,223)
Mid Cap Index	13,234,427	(571,537)
Moderate Allocation	95,937,340	15,524,664
Moderately Aggressive
Allocation	53,206,231	15,282,968
Small Cap Index	21,560,435	13,172,246

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Fund are currently sold, without sales charges, to separate accounts of Thrivent Financial and Thrivent Life, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life, separate accounts of other insurance companies not affiliated with Thrivent Financial, and other Portfolios.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

As of December 31, 2018, authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Aggressive Allocation	300,000,000	$0.01
Balanced Income Plus	200,000,000	0.01
Diversified Income Plus	300,000,000	0.01
Government Bond	100,000,000	0.01
High Yield	500,000,000	0.01
Income	500,000,000	0.01
Large Cap Growth	200,000,000	0.01
Large Cap Index	100,000,000	0.01
Large Cap Stock	300,000,000	0.01
Large Cap Value	300,000,000	0.01
Limited Maturity Bond	300,000,000	0.01
Low Volatility Equity	100,000,000	0.01
Mid Cap Index	100,000,000	0.01
Mid Cap Stock	300,000,000	0.01
Moderate Allocation	1,700,000,000	0.01
Moderately Aggressive Allocation	1,100,000,000	0.01
Moderately Conservative Allocation	1,000,000,000	0.01
Money Market	1,000,000,000	0.01
Multidimensional Income	100,000,000	0.01
Opportunity Income Plus	100,000,000	0.01
Partner All Cap	100,000,000	0.01
Partner Emerging Markets Equity	100,000,000	0.01
Partner Growth Stock	100,000,000	0.01
Partner Healthcare	100,000,000	0.01
Partner Worldwide Allocation	500,000,000	0.01
Real Estate Securities	100,000,000	0.01
Small Cap Growth	100,000,000	0.01
Small Cap Index	100,000,000	0.01
Small Cap Stock	200,000,000	0.01

(8) SUBSEQUENT EVENTS

The Adviser of the Portfolios has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

(9) MARKET RISK

Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of a Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry. As of December 31, 2018, the following Portfolios had portfolio concentration greater than 25% in certain market sectors.

Portfolio	Sector	% Total Net Assets
Government Bond Portfolio	Mortgage-Backed	29.6%
Government Bond Portfolio	U.S. Govt. Agencies	37.2%
Income Portfolio	Financials	27.4%
Large Cap Growth Portfolio	Information Technology	34.6%
Limited Maturity Bond Portfolio	Asset-Backed	27.4%
Partner Emerging Markets Portfolio	Financials	26.9%
Partner Growth Stock Portfolio	Information Technology	26.5%
Small Cap Growth Portfolio	Information Technology	28.9%

(10) SIGNIFICANT RISKS

Allocation Risk – The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.

Business Development Company (“BDC”) Risk – The value of a BDC’s investments will be affected by portfolio company specific performance as well as the overall economic environment. Shares of BDCs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial. The Portfolio may be exposed to greater risk and experience higher volatility than would a portfolio that was not invested in BDCs. Additionally, most BDCs employ leverage which can magnify the returns of underlying investments.

Closed-End Fund (“CEF”) Risk – Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio; fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns (i.e., trading at a discount or premium to its net asset value); and that CEFs are permitted to invest in a greater amount of “illiquid” securities than typical mutual funds. The Portfolio is subject to a pro-rata share of the management fees and expenses of each CEF in addition to the Portfolio’s management fees and expenses, resulting in Portfolio shareholders subject to higher expenses than if they invested directly in CEFs.

Collateralized Debt Obligations Risk – The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value, and/or be downgraded; (iii) the Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

the characterization of proceeds; (v) the investment return achieved by the Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Convertible Securities Risk – Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Portfolio may also be forced to convert a convertible security at an inopportune time, which may decrease the Portfolio’s return.

Credit Risk – Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.

Derivatives Risk – The use of derivatives (such as credit default swaps) involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Portfolio could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.

Emerging Markets Risk – The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in or with revenue exposures to countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.

Equity Security Risk – Equity securities held by the Portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Portfolio may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Portfolio more vulnerable to adverse developments affecting such sectors or industries. Equity securities are generally more volatile than most debt securities.

ETF Risk – An ETF is subject to the risks of the underlying investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) that do not apply to an index, and the Portfolio will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests.

Financial Sector Risk – To the extent that the financials sector continues to represent a significant portion of the Portfolio, the Portfolio will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Foreign Currency Risk – The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Foreign Securities Risk – Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets,

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

or imposing punitive taxes that would have an adverse effect on security prices, and impair the Portfolio’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Futures Contract Risk – The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.

Government Securities Risk – The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Federal Home Loan Bank, Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Federal Home Loan Banks, Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.

Growth Investing Risk – Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

Healthcare Industry Risk – As a sector fund that invests primarily in the healthcare industry, the Portfolio is subject to the risk that the companies in that industry are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting their market segment. Due to the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products and services offered by these companies will not meet expectations or even reach the marketplace.

High Yield Risk – High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.

Inflation-Linked Security Risk – Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Portfolio will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Portfolio’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for All Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Interest Rate Risk – Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.

InvestmentAdviserRisk – The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Investment in Other Investment Companies Risk – Investing in other investment companies, including CEFs and BDCs, could result in the duplication of certain fees, including management and administrative fees, and may expose the Portfolio to the risks of owning the underlying investments that the other investment company holds.

Issuer Risk – Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.

Large Cap Risk – Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraged Loan Risk – Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Portfolio may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.

Liquidity Risk – Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.

Market Risk – Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Master Limited Partnership (“MLP”) Risk – An investment in an MLP exposes the Portfolio to the legal and tax risks associated with investing in partnerships. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold. Due to the tax requirements for MLPs, the income of many MLPs comes from energy infrastructure. Risks inherent in the energy infrastructure business include: sustained declines in demand for crude oil, natural gas and refined petroleum products, construction risk, changes in the regulatory environment or other regulatory exposure, weather risk, risks associated with terrorist activity and interest rate risk.

Mid Cap Risk – Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Money Market Fund Risk – You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Mortgage-Backed and Other Asset-Backed Securities Risk – The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Multi-Manager Risk – The investment styles employed by the subadvisers may not be complementary. The interplay of the various strategies employed by the subadvisers may result in the Portfolio indirectly holding positions in certain types of securities, industries or sectors. These positions may be detrimental to a Portfolio’s performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a

Portfolio’s realization of capital gains – It is also possible that one subadviser could be selling a particular security or security from a certain country while another subadviser could be purchasing the same security or a security from that same country.

Non-Diversified Risk – The Portfolio is not “diversified” within the meaning of the 1940 Act. That means the Portfolio may invest a greater percentage of its assets in the securities of any single issuer compared to other funds. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer or industry will significantly affect the Portfolio’s performance.

Other Funds Risk – The performance of the Portfolio is dependent, in part, upon the performance of other funds managed by the Adviser or an affiliate (“Other Funds”) in which the Portfolio may invest. As a result, the Portfolio is subject to the same risks as those faced by the Other Funds.

Portfolio Turnover Rate Risk – The Portfolio may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Portfolio and its shareholders and may also result in short-term capital gains taxable to shareholders.

Preferred Securities Risk – There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

Quantitative Investing Risk – The risk that securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions of these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Portfolio’s portfolio.

Real Estate Industry Risk – To the extent the Portfolio allocates assets to companies in the real estate business, the Portfolio is subject to real estate industry risk. Declines in real estate values, changes in interest rates or economic downturns can have a significant negative effect on companies in the real estate industry. Other adverse changes could include, but are not limited to, extended vacancies of properties, increased competition, overbuilding and changes in zoning law and government regulations.

Real Estate Investment Trust (“REIT”) Risk – REITs generally can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend paying stock than for stocks that pay little or no dividends. This may cause the value of real estate securities to decline during periods of rising interest rates, which would reduce the overall return of the Portfolio. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Portfolio will fail to qualify for this tax-free pass-through treatment of its income. In addition, due to recent changes in the tax laws, certain tax benefits of REITs may not be passed through to mutual fund shareholders. By investing in REITs indirectly through the Portfolio, in addition to bearing a proportionate share of the expenses of the Portfolio, you will also indirectly bear similar expenses of the REITs in which the Portfolio invests.

THRIVENT SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Redemption Risk – The Portfolio may need to sell portfolio securities to meet redemption requests. The Portfolio could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Portfolio shares, (ii) a disruption in the normal operation of the markets in which the Portfolio buys and sells portfolio securities or (iii) the inability of the Portfolio to sell portfolio securities because such securities are illiquid. In such events, the Portfolio could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Although the Portfolio generally does not have the ability to impose liquidity fees or temporarily suspend redemptions, the payment of redemption proceeds could be delayed or denied if the Portfolio is liquidated, to the extent permitted by applicable regulations.

Small Cap Risk – Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Sovereign Debt Risk – Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Technology-Oriented Companies Risk – Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.

Value Investing Risk – Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.

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THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2018	$17.51	$0.18	$(1.19)	$(1.01)	$(0.12)	$(1.20)
Year Ended 12/31/2017	14.58	0.11	3.02	3.13	(0.12)	(0.08)
Year Ended 12/31/2016	14.19	0.12	1.19	1.31	(0.14)	(0.78)
Year Ended 12/31/2015	15.44	0.10	(0.13)	(0.03)	(0.16)	(1.06)
Year Ended 12/31/2014	15.04	0.10	0.80	0.90	(0.07)	(0.43)
BALANCED INCOME PLUS PORTFOLIO
Year Ended 12/31/2018	15.37	0.43	(1.15)	(0.72)	(0.38)	(0.20)
Year Ended 12/31/2017	14.09	0.37	1.26	1.63	(0.35)	—
Year Ended 12/31/2016	14.03	0.37	0.57	0.94	(0.37)	(0.51)
Year Ended 12/31/2015	14.87	0.38	(0.38)	0.00	(0.32)	(0.52)
Year Ended 12/31/2014	17.28	0.33	0.67	1.00	(0.28)	(3.13)
DIVERSIFIED INCOME PLUS PORTFOLIO
Year Ended 12/31/2018	8.23	0.28	(0.50)	(0.22)	(0.25)	—
Year Ended 12/31/2017	7.76	0.24	0.48	0.72	(0.25)	—
Year Ended 12/31/2016	7.53	0.25	0.27	0.52	(0.27)	(0.02)
Year Ended 12/31/2015	7.94	0.25	(0.24)	0.01	(0.26)	(0.16)
Year Ended 12/31/2014	7.84	0.26	0.08	0.34	(0.24)	—
GOVERNMENT BOND PORTFOLIO
Year Ended 12/31/2018	10.95	0.26	(0.24)	0.02	(0.26)	—
Year Ended 12/31/2017	10.85	0.22	0.10	0.32	(0.22)	—
Year Ended 12/31/2016	10.89	0.19	(0.02)	0.17	(0.19)	(0.02)
Year Ended 12/31/2015	11.00	0.20	(0.11)	0.09	(0.20)	—
Year Ended 12/31/2014	10.56	0.24	0.44	0.68	(0.24)	—
HIGH YIELD PORTFOLIO
Year Ended 12/31/2018	4.86	0.27	(0.43)	(0.16)	(0.27)	—
Year Ended 12/31/2017	4.77	0.27	0.08	0.35	(0.26)	—
Year Ended 12/31/2016	4.48	0.26	0.29	0.55	(0.26)	—
Year Ended 12/31/2015	4.87	0.28	(0.39)	(0.11)	(0.28)	—
Year Ended 12/31/2014	5.07	0.30	(0.20)	0.10	(0.30)	—
INCOME PORTFOLIO
Year Ended 12/31/2018	10.33	0.36	(0.60)	(0.24)	(0.36)	(0.08)
Year Ended 12/31/2017	10.07	0.34	0.28	0.62	(0.34)	(0.02)
Year Ended 12/31/2016	9.83	0.35	0.25	0.60	(0.35)	(0.01)
Year Ended 12/31/2015	10.50	0.38	(0.44)	(0.06)	(0.38)	(0.23)
Year Ended 12/31/2014	10.34	0.40	0.29	0.69	(0.40)	(0.13)
LARGE CAP GROWTH PORTFOLIO
Year Ended 12/31/2018	35.51	0.15	0.89	1.04	(0.15)	(1.65)
Year Ended 12/31/2017	27.65	0.13	7.86	7.99	(0.12)	(0.01)
Year Ended 12/31/2016	30.90	0.16	(0.80)	(0.64)	(0.15)	(2.46)
Year Ended 12/31/2015	28.08	0.12	2.83	2.95	(0.13)	—
Year Ended 12/31/2014	25.46	0.16	2.63	2.79	(0.17)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
						Ratio to Average Net Assets
				Ratio to Average Net		Before Expenses Waived,
	Net Asset		Net Assets, End	Assets**		Credited or Paid Indirectly**		Portfolio Turnover
Total	Value, End of	Total	of Period		Net Investment		Net Investment
Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$(1.32)	$15.18	(6.46)%	$1,258.3	0.55%	1.09%	0.74%	0.90%	58%
(0.20)	17.51	21.51%	1,312.5	0.58%	0.69%	0.79%	0.48%	63%
(0.92)	14.58	10.11%	1,063.4	0.58%	0.89%	0.79%	0.68%	65%
(1.22)	14.19	(0.45)%	967.6	0.57%	0.73%	0.64%	0.65%	60%
(0.50)	15.44	6.02%	904.9	0.50%	0.70%	0.50%	0.70%	58%

(0.58)	14.07	(4.87)%	385.9	0.64%	2.89%	0.64%	2.89%	147%
(0.35)	15.37	11.67%	402.0	0.65%	2.60%	0.65%	2.60%	151%
(0.88)	14.09	7.06%	355.4	0.66%	2.86%	0.66%	2.86%	140%
(0.84)	14.03	(0.14)%	313.1	0.66%	2.77%	0.66%	2.77%	147%
(3.41)	14.87	6.07%	303.0	0.64%	2.38%	0.64%	2.38%	111%

(0.25)	7.76	(2.70)%	686.2	0.46%	3.60%	0.46%	3.60%	155%
(0.25)	8.23	9.35%	676.7	0.47%	3.29%	0.47%	3.29%	146%
(0.29)	7.76	7.08%	562.8	0.48%	3.61%	0.48%	3.61%	103%
(0.42)	7.53	0.08%	479.6	0.49%	3.65%	0.49%	3.65%	113%
(0.24)	7.94	4.27%	437.3	0.48%	3.84%	0.48%	3.84%	136%

(0.26)	10.71	0.18%	179.6	0.45%	2.41%	0.45%	2.41%	388%
(0.22)	10.95	2.96%	199.4	0.45%	2.01%	0.45%	2.01%	422%
(0.21)	10.85	1.49%	194.9	0.46%	1.69%	0.46%	1.69%	349%
(0.20)	10.89	0.80%	157.3	0.47%	1.78%	0.47%	1.78%	372%
(0.24)	11.00	6.52%	150.0	0.47%	2.22%	0.47%	2.22%	407%

(0.27)	4.43	(3.39)%	796.3	0.44%	5.77%	0.44%	5.77%	36%
(0.26)	4.86	7.55%	849.3	0.45%	5.54%	0.45%	5.54%	50%
(0.26)	4.77	12.78%	791.1	0.45%	5.65%	0.45%	5.65%	38%
(0.28)	4.48	(2.69)%	712.1	0.45%	5.73%	0.45%	5.73%	38%
(0.30)	4.87	1.96%	855.8	0.44%	5.86%	0.44%	5.86%	42%

(0.44)	9.65	(2.33)%	1,460.4	0.44%	3.66%	0.44%	3.66%	108%
(0.36)	10.33	6.29%	1,519.7	0.44%	3.34%	0.44%	3.34%	105%
(0.36)	10.07	6.09%	1,427.4	0.44%	3.44%	0.44%	3.44%	109%
(0.61)	9.83	(0.68)%	1,336.0	0.44%	3.69%	0.44%	3.69%	92%
(0.53)	10.50	6.68%	1,392.3	0.44%	3.77%	0.44%	3.77%	87%

(1.80)	34.75	2.51%	1,181.8	0.43%	0.38%	0.43%	0.38%	65%
(0.13)	35.51	28.93%	1,195.6	0.44%	0.38%	0.44%	0.38%	59%
(2.61)	27.65	(1.48)%	1,003.1	0.44%	0.55%	0.44%	0.55%	68%
(0.13)	30.90	10.48%	1,109.7	0.44%	0.41%	0.44%	0.41%	68%
(0.17)	28.08	10.99%	1,004.5	0.44%	0.54%	0.44%	0.54%	43%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations				Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP INDEX PORTFOLIO
Year Ended 12/31/2018	$36.96	$0.63		$(2.28)	$(1.65)	$(0.55)	$(0.24)
Year Ended 12/31/2017	31.04	0.53		6.06	6.59	(0.46)	(0.21)
Year Ended 12/31/2016	28.54	0.47		2.78	3.25	(0.56)	(0.19)
Year Ended 12/31/2015	28.75	0.57	***	(0.25)	0.32	(0.39)	(0.14)
Year Ended 12/31/2014	25.80	0.44		2.96	3.40	(0.39)	(0.06)
LARGE CAP STOCK PORTFOLIO
Year Ended 12/31/2018	14.37	0.21		(1.29)	(1.08)	(0.18)	(0.85)
Year Ended 12/31/2017	12.10	0.17		2.35	2.52	(0.17)	(0.08)
Year Ended 12/31/2016	11.63	0.16		0.46	0.62	(0.15)	—
Year Ended 12/31/2015	12.33	0.15		0.25	0.40	(0.15)	(0.95)
Year Ended 12/31/2014	11.81	0.15		0.48	0.63	(0.11)	—
LARGE CAP VALUE PORTFOLIO
Year Ended 12/31/2018	18.97	0.30		(1.87)	(1.57)	(0.25)	(0.73)
Year Ended 12/31/2017	16.84	0.27		2.61	2.88	(0.25)	(0.50)
Year Ended 12/31/2016	15.52	0.25		2.25	2.50	(0.22)	(0.96)
Year Ended 12/31/2015	16.79	0.23		(0.79)	(0.56)	(0.22)	(0.49)
Year Ended 12/31/2014	15.58	0.22		1.19	1.41	(0.20)	—
LIMITED MATURITY BOND PORTFOLIO
Year Ended 12/31/2018	9.87	0.24		(0.15)	0.09	(0.24)	—
Year Ended 12/31/2017	9.81	0.19		0.06	0.25	(0.19)	—
Year Ended 12/31/2016	9.72	0.19		0.09	0.28	(0.19)	—
Year Ended 12/31/2015	9.81	0.17		(0.10)	0.07	(0.16)	—
Year Ended 12/31/2014	9.82	0.17		(0.01)	0.16	(0.17)	—
LOW VOLATILITY EQUITY PORTFOLIO
Year Ended 12/31/2018	10.89	0.15		(0.46)	(0.31)	0.00	(0.02)
Year Ended 12/31/2017 (c)	10.00	0.07		0.94	1.01	(0.07)	(0.05)
MID CAP INDEX PORTFOLIO
Year Ended 12/31/2018	18.99	0.22		(2.20)	(1.98)	(0.20)	(0.89)
Year Ended 12/31/2017	17.07	0.18		2.47	2.65	(0.16)	(0.57)
Year Ended 12/31/2016	15.12	0.16		2.77	2.93	(0.14)	(0.84)
Year Ended 12/31/2015	16.35	0.15		(0.51)	(0.36)	(0.12)	(0.75)
Year Ended 12/31/2014	15.78	0.13		1.32	1.45	(0.12)	(0.76)
MID CAP STOCK PORTFOLIO
Year Ended 12/31/2018	20.82	0.12		(2.18)	(2.06)	(0.07)	(1.57)
Year Ended 12/31/2017	19.08	0.07		3.36	3.43	(0.07)	(1.62)
Year Ended 12/31/2016	16.73	0.07		4.23	4.30	(0.07)	(1.88)
Year Ended 12/31/2015	18.86	0.09		(0.06)	0.03	(0.11)	(2.05)
Year Ended 12/31/2014	17.66	0.11		1.98	2.09	(0.06)	(0.83)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

(c)	Since inception, April 28, 2017.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.
****	Total return reflects increase from payments by affiliates. Excluding this reimbursement, total return would have been 21.05%.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
							Ratio to Average Net Assets
					Ratio to Average Net		Before Expenses Waived,
	Net Asset			Net Assets, End	Assets**		Credited or Paid Indirectly**		Portfolio Turnover
Total	Value, End of	Total		of Period		Net Investment		Net Investment
Distributions	Period	Return(b)		(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$(0.79)	$34.52	(4.61)%		$931.4	0.24%	1.73%	0.24%	1.73%	4%
(0.67)	36.96	21.46%		944.6	0.25%	1.79%	0.25%	1.79%	3%
(0.75)	31.04	11.68%		691.3	0.25%	1.96%	0.25%	1.96%	3%
(0.53)	28.54	1.12%		521.2	0.26%	2.26%	0.26%	2.26%	3%
(0.45)	28.75	13.25%		450.4	0.39%	1.65%	0.39%	1.65%	3%

(1.03)	12.26	(8.33)%		983.5	0.64%	1.51%	0.64%	1.51%	55%
(0.25)	14.37	21.15	%****	1,085.2	0.66%	1.31%	0.66%	1.31%	59%
(0.15)	12.10	5.42%		905.4	0.67%	1.41%	0.67%	1.41%	66%
(1.10)	11.63	3.11%		878.9	0.67%	1.26%	0.67%	1.26%	57%
(0.11)	12.33	5.29%		834.5	0.67%	1.21%	0.67%	1.21%	64%

(0.98)	16.42	(8.69)%		1,427.2	0.63%	1.61%	0.63%	1.61%	23%
(0.75)	18.97	17.65%		1,572.7	0.64%	1.53%	0.64%	1.53%	18%
(1.18)	16.84	17.44%		1,348.8	0.64%	1.70%	0.64%	1.70%	22%
(0.71)	15.52	(3.53)%		1,147.0	0.64%	1.44%	0.64%	1.44%	34%
(0.20)	16.79	9.03%		1,205.0	0.64%	1.34%	0.64%	1.34%	20%

(0.24)	9.72	1.02%		901.2	0.44%	2.45%	0.44%	2.45%	66%
(0.19)	9.87	2.62%		905.9	0.45%	1.94%	0.45%	1.94%	64%
(0.19)	9.81	2.84%		884.1	0.45%	1.94%	0.45%	1.94%	59%
(0.16)	9.72	0.73%		823.9	0.44%	1.67%	0.44%	1.67%	73%
(0.17)	9.81	1.68%		1,018.3	0.44%	1.75%	0.44%	1.75%	102%

(0.02)	10.56	(2.90)%		21.9	0.80%	1.76%	1.48%	1.08%	52%
(0.12)	10.89	10.10%		10.4	0.80%	1.44%	3.20%	(0.96)%	35%

(1.09)	15.92	(11.28)%		379.4	0.26%	1.29%	0.26%	1.29%	19%
(0.73)	18.99	15.98%		395.2	0.27%	1.23%	0.27%	1.23%	18%
(0.98)	17.07	20.43%		287.7	0.30%	1.38%	0.30%	1.38%	19%
(0.87)	15.12	(2.52)%		180.2	0.32%	1.15%	0.32%	1.15%	19%
(0.88)	16.35	9.28%		145.1	0.47%	0.89%	0.47%	0.89%	13%

(1.64)	17.12	(10.96)%		1,550.3	0.67%	0.63%	0.67%	0.63%	31%
(1.69)	20.82	18.99%		1,763.3	0.67%	0.37%	0.67%	0.37%	30%
(1.95)	19.08	28.71%		1,491.9	0.68%	0.45%	0.68%	0.45%	23%
(2.16)	16.73	0.08%		1,194.6	0.69%	0.53%	0.70%	0.52%	77%
(0.89)	18.86	11.93%		752.6	0.71%	0.63%	0.71%	0.63%	37%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATE ALLOCATION PORTFOLIO
Year Ended 12/31/2018	$15.07	$0.31	$(0.94)	$(0.63)	$(0.26)	$(0.52)
Year Ended 12/31/2017	13.64	0.25	1.50	1.75	(0.24)	(0.08)
Year Ended 12/31/2016	13.09	0.24	0.88	1.12	(0.23)	(0.34)
Year Ended 12/31/2015	13.90	0.21	(0.26)	(0.05)	(0.21)	(0.55)
Year Ended 12/31/2014	13.63	0.18	0.62	0.80	(0.16)	(0.37)
MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2018	16.40	0.25	(1.15)	(0.90)	(0.21)	(0.79)
Year Ended 12/31/2017	14.32	0.20	2.18	2.38	(0.19)	(0.11)
Year Ended 12/31/2016	13.77	0.19	1.14	1.33	(0.20)	(0.58)
Year Ended 12/31/2015	14.72	0.17	(0.26)	(0.09)	(0.19)	(0.67)
Year Ended 12/31/2014	14.37	0.16	0.71	0.87	(0.13)	(0.39)
MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2018	13.62	0.33	(0.76)	(0.43)	(0.28)	(0.29)
Year Ended 12/31/2017	12.78	0.27	0.93	1.20	(0.24)	(0.12)
Year Ended 12/31/2016	12.27	0.24	0.63	0.87	(0.22)	(0.14)
Year Ended 12/31/2015	12.89	0.20	(0.24)	(0.04)	(0.23)	(0.35)
Year Ended 12/31/2014	12.71	0.23	0.43	0.66	(0.20)	(0.28)
MONEY MARKET PORTFOLIO
Year Ended 12/31/2018	1.00	0.01	0.00	0.01	(0.01)	—
Year Ended 12/31/2017	1.00	0.01	0.00	0.01	(0.01)	—
Year Ended 12/31/2016	1.00	0.00	0.00	0.00	—	—
Year Ended 12/31/2015	1.00	0.00	0.00	0.00	—	—
Year Ended 12/31/2014	1.00	0.00	0.00	0.00	—	—
MULTIDIMENSIONAL INCOME PORTFOLIO
Year Ended 12/31/2018	10.08	0.44	(0.98)	(0.54)	(0.46)	(0.03)
Year Ended 12/31/2017 (c)	10.00	0.25	0.10	0.35	(0.25)	(0.01)
OPPORTUNITY INCOME PLUS PORTFOLIO
Year Ended 12/31/2018	10.20	0.40	(0.50)	(0.10)	(0.41)	—
Year Ended 12/31/2017	10.09	0.35	0.10	0.45	(0.34)	—
Year Ended 12/31/2016	9.81	0.34	0.28	0.62	(0.34)	—
Year Ended 12/31/2015	10.15	0.35	(0.35)	0.00	(0.34)	—
Year Ended 12/31/2014	10.15	0.35	0.00	0.35	(0.35)	—
PARTNER ALL CAP PORTFOLIO
Year Ended 12/31/2018	15.54	0.10	(1.54)	(1.44)	(0.08)	(0.78)
Year Ended 12/31/2017	12.99	0.08	2.54	2.62	(0.07)	—
Year Ended 12/31/2016	12.94	0.07	0.61	0.68	(0.04)	(0.59)
Year Ended 12/31/2015	14.18	0.04	0.33	0.37	(0.05)	(1.56)
Year Ended 12/31/2014	12.71	0.06	1.49	1.55	(0.08)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

(c)	Since inception, April 28, 2017.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

			RATIOS/SUPPLEMENTAL DATA
							Ratio to Average Net Assets
					Ratio to Average Net		Before Expenses Waived,
		Net Asset		Net Assets, End	Assets**		Credited or Paid Indirectly**		Portfolio Turnover
Return of	Total	Value, End of	Total	of Period		Net Investment		Net Investment
Capital	Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$—	$(0.78)	$13.66	(4.44)%	$9,344.9	0.45%	2.05%	0.62%	1.88%	134%
—	(0.32)	15.07	12.95%	10,195.6	0.45%	1.75%	0.62%	1.58%	155%
—	(0.57)	13.64	8.89%	9,261.4	0.46%	1.80%	0.62%	1.64%	159%
—	(0.76)	13.09	(0.56)%	8,657.3	0.46%	1.57%	0.51%	1.51%	153%
—	(0.53)	13.90	5.88%	8,607.8	0.44%	1.50%	0.44%	1.50%	134%

—	(1.00)	14.50	(5.90)%	5,799.2	0.46%	1.58%	0.68%	1.36%	91%
—	(0.30)	16.40	16.79%	6,183.5	0.46%	1.30%	0.69%	1.07%	104%
—	(0.78)	14.32	10.23%	5,325.7	0.47%	1.41%	0.69%	1.19%	106%
—	(0.86)	13.77	(0.75)%	4,898.1	0.47%	1.21%	0.55%	1.14%	91%
—	(0.52)	14.72	6.05%	4,775.0	0.45%	1.15%	0.45%	1.15%	88%

—	(0.57)	12.62	(3.30)%	4,813.2	0.46%	2.44%	0.59%	2.31%	180%
—	(0.36)	13.62	9.52%	5,138.4	0.47%	2.08%	0.59%	1.96%	207%
—	(0.36)	12.78	7.24%	4,695.1	0.47%	2.03%	0.59%	1.90%	211%
—	(0.58)	12.27	(0.46)%	4,100.1	0.46%	1.77%	0.50%	1.73%	198%
—	(0.48)	12.89	5.32%	3,679.4	0.44%	1.91%	0.44%	1.91%	182%

—	(0.01)	1.00	1.48%	178.0	0.46%	1.47%	0.46%	1.47%	N/A
—	(0.01)	1.00	0.50%	156.1	0.45%	0.49%	0.45%	0.49%	N/A
—	—	1.00	0.00%	191.9	0.45%	0.00%	0.46%	(0.02)%	N/A
—	—	1.00	0.00%	146.9	0.21%	0.00%	0.55%	(0.33)%	N/A
—	—	1.00	0.00%	126.4	0.18%	0.00%	0.53%	(0.35)%	N/A

(0.02)	(0.51)	9.03	(5.38)%	18.0	0.95%	4.29%	1.41%	3.83%	103%
(0.01)	(0.27)	10.08	3.51%	20.0	0.95%	3.56%	1.44%	3.07%	172%

—	(0.41)	9.69	(1.03)%	172.8	0.63%	4.05%	0.63%	4.05%	186%
—	(0.34)	10.20	4.63%	176.8	0.65%	3.49%	0.65%	3.49%	218%
—	(0.34)	10.09	6.38%	140.4	0.69%	3.42%	0.69%	3.42%	202%
—	(0.34)	9.81	(0.03)%	99.7	0.73%	3.44%	0.73%	3.44%	184%
—	(0.35)	10.15	3.48%	71.8	0.76%	3.46%	0.79%	3.42%	140%

—	(0.86)	13.24	(9.89)%	96.9	0.79%	0.67%	0.79%	0.67%	53%
—	(0.07)	15.54	20.24%	111.4	0.81%	0.57%	0.81%	0.57%	51%
—	(0.63)	12.99	5.77%	94.9	0.87%	0.60%	1.14%	0.33%	64%
—	(1.61)	12.94	2.26%	86.2	0.92%	0.36%	1.16%	0.12%	72%
—	(0.08)	14.18	12.26%	69.5	0.95%	0.48%	1.18%	0.25%	105%

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *
		Income From Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER EMERGING MARKETS EQUITY PORTFOLIO
Year Ended 12/31/2018	$14.44	$0.11	$(2.25)	$(2.14)	$(0.17)	$—
Year Ended 12/31/2017	11.39	0.18	2.96	3.14	(0.09)	—
Year Ended 12/31/2016	10.31	0.10	1.09	1.19	(0.11)	—
Year Ended 12/31/2015	12.08	0.12	(1.75)	(1.63)	(0.14)	—
Year Ended 12/31/2014	12.47	0.14	(0.41)	(0.27)	(0.12)	—
PARTNER GROWTH STOCK PORTFOLIO
Year Ended 12/31/2018	23.79	0.06	(0.21)	(0.15)	(0.03)	(1.47)
Year Ended 12/31/2017	18.01	0.03	6.00	6.03	(0.02)	(0.23)
Year Ended 12/31/2016	18.67	0.02	0.14	0.16	—	(0.82)
Year Ended 12/31/2015	18.72	(0.02)	1.93	1.91	—	(1.96)
Year Ended 12/31/2014	18.79	(0.03)	1.53	1.50	—	(1.57)
PARTNER HEALTHCARE PORTFOLIO
Year Ended 12/31/2018	17.88	0.09	1.40	1.49	(0.18)	—
Year Ended 12/31/2017	15.01	0.04	2.88	2.92	(0.05)	—
Year Ended 12/31/2016	19.45	0.00	(3.02)	(3.02)	(0.75)	(0.67)
Year Ended 12/31/2015	19.70	0.78 ***	0.20	0.98	0.00	(1.23)
Year Ended 12/31/2014	16.84	0.01	3.98	3.99	—	(1.13)
PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Year Ended 12/31/2018	11.02	0.25	(1.88)	(1.63)	(0.29)	(0.31)
Year Ended 12/31/2017	9.09	0.23	1.92	2.15	(0.22)	—
Year Ended 12/31/2016	9.00	0.21	0.08	0.29	(0.20)	—
Year Ended 12/31/2015	9.30	0.19	(0.25)	(0.06)	(0.24)	—
Year Ended 12/31/2014	10.02	0.22	(0.74)	(0.52)	(0.20)	—
REAL ESTATE SECURITIES PORTFOLIO
Year Ended 12/31/2018	24.20	0.59	(1.84)	(1.25)	(0.48)	(0.08)
Year Ended 12/31/2017	23.24	0.46	0.91	1.37	(0.38)	(0.03)
Year Ended 12/31/2016	22.01	0.38	1.28	1.66	(0.34)	(0.09)
Year Ended 12/31/2015	22.78	0.35	0.16	0.51	(0.33)	(0.95)
Year Ended 12/31/2014	17.98	0.35	5.11	5.46	(0.30)	(0.36)
SMALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2018 (c)	10.00	(0.01)	(0.88)	(0.89)	—	(0.02)
SMALL CAP INDEX PORTFOLIO
Year Ended 12/31/2018	19.20	0.20	(1.65)	(1.45)	(0.19)	(1.02)
Year Ended 12/31/2017	18.18	0.19	2.07	2.26	(0.16)	(1.08)
Year Ended 12/31/2016	15.77	0.16	3.63	3.79	(0.17)	(1.21)
Year Ended 12/31/2015	17.44	0.17	(0.47)	(0.30)	(0.14)	(1.23)
Year Ended 12/31/2014	17.86	0.15	0.77	0.92	(0.13)	(1.21)
SMALL CAP STOCK PORTFOLIO
Year Ended 12/31/2018	21.01	0.09	(1.94)	(1.85)	(0.09)	(1.72)
Year Ended 12/31/2017	18.49	0.09	3.68	3.77	(0.07)	(1.18)
Year Ended 12/31/2016	15.53	0.09	3.72	3.81	(0.06)	(0.79)
Year Ended 12/31/2015	18.37	0.04	(0.38)	(0.34)	(0.08)	(2.42)
Year Ended 12/31/2014	17.77	0.08	0.75	0.83	(0.04)	(0.19)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

(c)	Since inception, April 27, 2018.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.
***	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.76 per share.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT SERIES FUND, INC.

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA
						Ratio to Average Net Assets
				Ratio to Average Net		Before Expenses Waived,
	Net Asset		Net Assets, End	Assets**		Credited or Paid Indirectly**		Portfolio Turnover
Total	Value, End of	Total	of Period		Net Investment		Net Investment
Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$(0.17)	$12.13	(14.88)%	$83.8	1.23%	0.89%	1.28%	0.83%	19%
(0.09)	14.44	27.64%	94.4	1.30%	1.60%	1.53%	1.37%	15%
(0.11)	11.39	11.58%	56.5	1.33%	0.98%	1.66%	0.65%	7%
(0.14)	10.31	(13.59)%	43.5	1.40%	1.09%	1.70%	0.79%	4%
(0.12)	12.08	(2.29)%	48.5	1.40%	1.07%	1.52%	0.95%	14%

(1.50)	22.14	(1.25)%	205.7	0.74%	0.26%	0.74%	0.26%	43%
(0.25)	23.79	33.61%	183.7	0.79%	0.18%	0.79%	0.18%	52%
(0.82)	18.01	1.35%	121.3	0.82%	0.12%	0.96%	(0.03)%	43%
(1.96)	18.67	10.65%	110.1	0.86%	(0.14)%	1.00%	(0.28)%	35%
(1.57)	18.72	8.51%	81.7	0.91%	(0.18)%	1.01%	(0.28)%	38%

(0.18)	19.19	8.32%	204.3	0.87%	0.45%	0.93%	0.39%	33%
(0.05)	17.88	19.42%	193.3	0.91%	0.23%	0.99%	0.15%	212%
(1.42)	15.01	(16.01)%	163.4	0.93%	0.14%	0.99%	0.08%	101%
(1.23)	19.45	4.61%	192.2	0.96%	4.90%	1.03%	4.83%	73%
(1.13)	19.70	24.23%	102.1	1.13%	0.03%	1.13%	0.03%	63%

(0.60)	8.79	(15.39)%	1,622.7	0.86%	2.35%	0.86%	2.35%	75%
(0.22)	11.02	23.84%	2,066.3	0.87%	2.24%	0.91%	2.20%	88%
(0.20)	9.09	3.35%	1,654.7	0.92%	2.40%	0.92%	2.40%	114%
(0.24)	9.00	(0.78)%	1,605.6	0.92%	2.06%	0.92%	2.06%	76%
(0.20)	9.30	(5.35)%	1,607.3	0.91%	2.24%	0.91%	2.24%	78%

(0.56)	22.39	(5.30)%	159.9	0.85%	2.37%	0.85%	2.37%	35%
(0.41)	24.20	5.95%	184.3	0.90%	1.90%	0.90%	1.90%	15%
(0.43)	23.24	7.50%	180.0	0.90%	1.77%	0.90%	1.77%	17%
(1.28)	22.01	2.75%	155.5	0.92%	1.77%	0.92%	1.77%	12%
(0.66)	22.78	30.82%	142.5	0.92%	1.67%	0.92%	1.67%	21%

(0.02)	9.09	(8.87)%	10.3	0.97%	(0.32)%	2.96%	(2.31)%	27%

(1.21)	16.54	(8.65)%	484.2	0.25%	1.13%	0.25%	1.13%	23%
(1.24)	19.20	13.13%	496.7	0.27%	1.17%	0.27%	1.17%	16%
(1.38)	18.18	26.12%	401.7	0.28%	1.20%	0.28%	1.20%	21%
(1.37)	15.77	(2.17)%	279.9	0.29%	1.13%	0.29%	1.13%	20%
(1.34)	17.44	5.36%	268.6	0.43%	0.87%	0.43%	0.87%	12%

(1.81)	17.35	(10.13)%	510.9	0.71%	0.40%	0.71%	0.40%	58%
(1.25)	21.01	21.23%	613.2	0.72%	0.48%	0.72%	0.48%	44%
(0.85)	18.49	25.94%	506.1	0.73%	0.56%	0.73%	0.56%	57%
(2.50)	15.53	(3.13)%	413.8	0.75%	0.47%	0.75%	0.47%	90%
(0.23)	18.37	4.76%	306.3	0.75%	0.42%	0.75%	0.42%	56%

The accompanying Notes to Financial Statements are an integral part of this statement.

ADDITIONAL INFORMATION

(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information, which you can review at ThriventPortfolios.com. You may request a free copy of the Statement of Additional Information by calling 800-847-4836. In addition, you may review the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 29 by visiting the Variable Annuity Reference Center, the Variable Universal Life Reference Center, or the Thrivent AdvisorFlex Variable Annuity Reference Center at Thrivent.com or sec.gov where it is filed on form N-PX.

Quarterly Schedule of Investments

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 800-847-4836. The Fund’s most recent Form N-Q Schedule of Investments also is available by visiting the Variable Annuity Reference Center, the Variable Universal Life Reference Center, or the Thrivent AdvisorFlex Variable Annuity Reference Center at Thrivent.com or sec.gov where it is filed on form N-Q. You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.

Summary Schedule of Investments

The summary schedule of investments is designed to streamline the report and help investors better focus on a Portfolio’s principal holdings. A complete listing of holdings for a Portfolio in which the summary is included in the shareholder report is available free of charge by calling 800-847-4836. It is also available by visiting the Variable Annuity Reference Center, the Variable Universal Life Reference Center, or the Thrivent AdvisorFlex Variable Annuity Reference Center at Thrivent.com or sec.gov where it is filed on form N-CSR.

Board Approval of Advisory Agreement and Subadvisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of directors. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the directors who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At its meeting on November 13-14, 2018, the Board of Directors (the “Board”) of the Thrivent Series Fund, Inc. (the “Fund”), including the directors who are not parties to the agreement or “interested persons” as defined in the 1940 Act (the “Independent Directors”), considered and voted unanimously to renew the existing advisory agreement (the “Advisory Agreement”), as amended, between the Fund and Thrivent Financial for Lutherans (the “Adviser”) for each series of the Fund, except the recently launched Small Cap Growth Portfolio (each, a “Portfolio”). The Board, including the Independent Directors, also unanimously approved the subadvisory agreements for each of the Portfolios (the “Subadvisory Agreements”) for which there is an investment subadviser (each, a “Subadviser”).

The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of each Portfolio;

3.	The advisory fee and net operating expense ratio of each Portfolio compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

5.	The extent to which economies of scale may be realized as the Portfolios grow;

ADDITIONAL INFORMATION

(unaudited)

6.	Whether fee levels reflect these economies of scale for the benefit of the Portfolios’ shareholders;

7.	Other benefits realized by the Adviser and its affiliates from their relationship with the Fund; and

8.	Any other factors that the Board deemed relevant to its consideration.

The Contracts Committee of the Board (consisting of all of the Independent Directors) met on five occasions from May 22 to November 14, 2018 to consider information relevant to the renewal process furnished by the Adviser and Subadviser in advance of the meetings. The Board had the opportunity to ask questions and request further information in connection with its consideration. The Independent Directors also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Portfolio-by-Portfolio statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Portfolios in comparison to peer groups of comparable funds; portfolio turnover percentages; 3-year standard deviation ratios; brokerage costs; information with respect to services provided to the Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Portfolios; the cost of services and profit realized by the Adviser and its affiliates that provide services to the Portfolios; and information regarding the types of services furnished to the Portfolios.

The Board received information from the Adviser regarding the personnel providing services to the Portfolios, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Portfolios. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year. The Board also reviewed information from MPI, including Portfolio-by-Portfolio analyses and independent assessment of information relating to the Portfolios and the agreements.

The Subadvisers provided information to the Board in response to requests for information submitted on behalf of the Independent Trustees to facilitate the Board’s evaluation of the terms of the Subadvisory Agreements. The Board also noted that the Subadvisers’ responses were reviewed by individuals representing various functional areas of or supporting the Adviser. After reviewing the responses provided by the Subadvisers, the Board provided follow-up questions to certain Subadvisers. The Adviser requested responses to such questions from the Subadvisers, which were reviewed by the Board and the Adviser.

The Independent Directors were represented by independent counsel throughout the review process and during executive sessions without management present to consider the reapproval of the Advisory and Subadvisory Agreements for the Portfolios. As noted above, the Independent Directors were assisted throughout the process by an independent consultant, MPI. Each Independent Director relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Director may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Portfolios by the Adviser, administrator and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Portfolios. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board considered information relating to the investment experience and qualifications of the portfolio managers of the Adviser and Subadvisers overseeing investments for the Portfolios.

The Board received reports and presentations at each of its quarterly meetings from the Adviser’s senior investment team about each of the Portfolios. These reports and presentations gave the Board the opportunity to evaluate the abilities of the portfolio manager and other investment professionals and the quality of services they provide to the Portfolios. The Adviser reviewed with the Board the services provided by the Adviser and Subadvisers and the Adviser’s oversight of the Subadvisers. The Independent Trustees also met in-person, including in executive session, with and received quarterly reports from the

ADDITIONAL INFORMATION

(unaudited)

Fund’s Chief Compliance Officer. The Board noted that the Chief Compliance Officer met regularly between quarterly meetings with the Chair of the Ethics and Compliance Committee.

The Board considered the depth and quality of the Adviser’s oversight of the Subadvisers. In addition, the Board noted the broad functions that the Adviser performed in support of the subadvised Portfolios, including, among other things, management of portfolio cash and short-term investments, subadviser expense management and payment, and investment performance and compliance monitoring. The Board noted that investment management staff of the Adviser and the Fund’s Chief Compliance Officer conduct in-person oversight visits of each Subadviser, follow through with additional inquiry on any questions or concerns that arise during the visit and then report the results of the visit to the Board. The Board also noted that, as part of its oversight practice, the Adviser requires the Subadvisers to respond to a variety of compliance checklists and certifications to ensure their ongoing compliance with a subadvised Portfolio’s policies. The Board noted that the Adviser requires the Subadvisers to complete an annual questionnaire addressing a range of compliance topics. The Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadvisers’ activities pertaining to the subadvised Portfolios.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Fund pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of each Portfolio. In addition, the Adviser noted that its investments in technology and personnel have benefitted the Portfolios and discussed continued investments in these resources, noting, in particular, additional personnel to enhance its research function. The Adviser also discussed how it has continued to strengthen its compliance program. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Portfolios with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Portfolios by the Adviser and, as applicable, by the Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Portfolios

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Portfolio, including net performance, relative performance rankings within each Portfolio’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, members of the Adviser’s senior investment team reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Portfolios. The Board considered investment performance for each Portfolio, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that, for the period ended June 30, 2018, the three-year average performance ranking of the Portfolios against their Lipper categories was 29% (on a scale of 1-99%, with 1% being the best).

The Board noted that certain Portfolios did not fit well within a Lipper peer group because of differences between the principal investment strategies of these Portfolios and funds included in their respective Lipper peer group. In such cases, the Adviser provided additional information regarding these Portfolios’ performance compared to a customized benchmark that the Adviser believed better represented the investment strategies of such Portfolios. MPI assisted the Independent Directors in connection with the evaluation of peer groups and customized benchmarks. The Board concluded that the performance of each individual Portfolio was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Portfolio’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Portfolios. The Board noted that the majority of the Portfolios’ advisory fees were near or below the medians of their peer groups. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that the average ranking of the Portfolios’ advisory fees was 30% (on a scale of 1-99%, with 1% being the lowest fee).

ADDITIONAL INFORMATION

(unaudited)

The Board also reviewed information prepared by MPI comparing each Portfolio’s overall expense ratio with the expense ratio of its peer group. The Board conducted its review on a Portfolio-by-Portfolio basis and noted that all but three Portfolios had better total net expense ratios than their peer group medians. The Board further noted that the Portfolios had an average ranking of 22% (on a scale of 1-99%, with 1% being the lowest expenses). The Board viewed favorably the Adviser’s proposal to provide fee waivers and expense limitations for certain Portfolios and considered the effect of the waivers in lowering the Portfolios’ expenses.

On the basis of its review, the Board concluded that the advisory fees charged to the Portfolios for investment management services were reasonable.

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Portfolios. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations, and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Portfolio-by-Portfolio basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Portfolios.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Portfolios was not a material factor in determining whether to renew the Subadvisory Agreements.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Portfolio’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fees, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Portfolio’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers and expense limitations by the Adviser, and/or a lower overall fee.

Other Benefits to the Adviser, Subadvisers and their Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, and the engagement of affiliates as service providers to the Portfolios. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the Adviser generated from commission dollars spent on the Portfolios’ portfolio trading.

In addition, the Board considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Portfolios, including the potential increased ability to use soft dollars consistent with Fund policies and other benefits from increases in assets under management. The Board concluded that benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Portfolio.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Directors voting separately, approved each of the agreements.

BOARD OF DIRECTORS AND OFFICERS

The following table provides information about the Directors and Officers of the Fund. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Director oversees each of the 29 series of the Fund and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 24 funds, which offers Class A and Class S shares.

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

•	Trustee of Thrivent Core Funds, a registered investment company consisting of four funds that are established solely for investment by Thrivent entities.

David Royal also serves as Trustee of Thrivent Church Loan and Income Fund, a closed-end registered investment company.

The Fund, Thrivent Mutual Funds, Thrivent Cash Management Trust, Thrivent Core Funds, and Thrivent Church Loan and Income Fund are collectively referred to as the “Fund Complex.” The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 800-847-4836.

Interested Directors (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David S. Royal (1971) 2015	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015. Currently, Director of Children’s Cancer Research Fund and Advisory Board member of Twin Bridge Capital Partners; Director of Fairview Hospital Foundation until 2017.

Russell W. Swansen (1957) 2009	Retired; Chief Investment Officer, Thrivent Financial from 2003 to 2017. Currently, Advisory Board member of Twin Bridge Capital Partners, Advisory Board member of Invenshure LLC, and Director of Intellectual Takeout; Director of Children’s Cancer Research Fund until 2017.

Independent Directors (2)(3)(4)(5)(7)
Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Janice B. Case (1952) 2011	Retired. Independent Trustee of North American Electric Reliability Corporation (the electric reliability organization (“ERD”) for North America) since 2008.

Robert J. Chersi (1961) 2017	Founder of Chersi Services LLC (consulting firm) since 2012; Executive Director of Center for Global Governance, Reporting & Regulation and Adjunct Professor of Finance and Economics at Pace University since 2013; Helpful Executive in Research (counseling) in the Department of Accounting & Information Systems at Rutgers University since 2013. Director and Chairman of the Audit Committee of Brightsphere Investment Group plc since 2016; Advisory Board member of the Pace University Lubin School of Business.

Richard A. Hauser (1943) 2004	Retired; Member, PowerHaus Advisors LLC since 2016; Vice President and Assistant General Counsel, The Boeing Company from 2007 to 2016.

Marc S. Joseph (1960) 2011	Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.

Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. private real estate portfolios of IBM Retirement Funds.

James A. Nussle (1960) 2011	President and Chief Executive Officer of Credit Union National Association since September 2014; President and Chief Operating Officer of Growth Energy (trade association) from 2010 through August 2014; Advisory Board member of AVISTA Capital Partners (private equity firm) from 2010 to 2015; CEO of The Nussle Group LLC (consulting firm) since 2009. Advisory Board member of AVISTA Capital Partners and Director of Portfolio Recovery Associates (PRAA) since 2010.

BOARD OF DIRECTORS AND OFFICERS

Independent Directors (2)(3)(4)(5)(7)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Verne O. Sedlacek (1954) 2017

Chief Executive Officer of E&F Advisors LLC (consulting) since 2015; President & Chief Executive Officer of the Commonfund from 2003 to 2015. Director of Association of Governing Boards of Universities and Collleges since 2007; Trustee of Valparaiso University since 2015; Trustee of Museum of American Finance since 2015;

Chairman of the Board of Directors of AGB Institutional Strategies since 2016.

Constance L. Souders	Retired.
(1950)
2007

BOARD OF DIRECTORS AND OFFICERS

Executive Officers (2)(4)

Name (Year of Birth) Position Held With Fund	Principal Occupation(s) During the Past Five Years
David S. Royal (1971) Trustee, President and Chief Investment Officer	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President, Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President and Mutual Funds Chief Financial Officer, Thrivent Financial since 2017; Vice President, Mutual Fund Accounting, Thrivent Financial from 2006 to 2017.

Michael W. Kremenak (1978) Secretary and Chief Legal Officer	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015.

Edward S. Dryden (1965) Chief Compliance Officer	Vice President, Chief Compliance Officer – Thrivent Funds, Thrivent Financial since 2018; Director, Chief Compliance Officer – Thrivent Funds, Thrivent Financial from 2010 to 2018.

Janice M. Guimond (1964) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.

Kathleen M. Koelling (1977) Privacy and Identity Theft and Anti-Money Laundering Officer (6)	Vice President, Deputy General Counsel, Thrivent Financial since 2018; Vice President, Managing Counsel, Thrivent Financial from 2016 to 2018; Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial from 2002 to 2016.

Kathryn A. Stelter (1962) Vice President	Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017; Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.

Troy A. Beaver (1967) Vice President	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015.

James M. Odland (1955) Assistant Secretary	Vice President, Managing Counsel, Thrivent Financial since 2005.

Jill M. Forte (1974) Assistant Secretary	Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015.

John D. Jackson (1977) Assistant Secretary	Senior Counsel, Thrivent Financial since 2017; Associate General Counsel, RBC Global Asset Management (US) Inc. from 2011 to 2017.

Sarah L. Bergstrom (1977) Assistant Treasurer	Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund Accounting Administration, Thrivent Financial from 2007 to 2017.

(1)

“Interested person” of the Fund as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial. Mr. Swansen is considered an interested person because of his past occupation with Thrivent Financial.

(2)

Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.

(3)	Each Director, other than Mr. Royal, oversees 58 portfolios. Mr. Royal oversees 59 portfolios.
(4)	The address for each Director and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415.
(5)	The Directors, other than Mr. Royal and Mr. Swansen, are not “interested persons” of the Fund and are referred to as “Independent Directors.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913.
(7)	Richard A. Hauser announced his retirement from the Board effective December 31, 2018.

We’re listening to you!
In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Variable Portfolios to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or by calling us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request. This report is also available by visiting ThriventPortfolios.com The principal underwriter for Thrivent Variable Portfolios, the marketing name for Thrivent Series Fund, Inc., is Thrivent Distributors, LLC, member of FINRA and SIPC, and a subsidiary of Thrivent Financial. Thrivent Financial is the marketing name for Thrivent Financial for Lutherans.
23572AR R2-19

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Directors has determined that Robert J. Chersi, an independent director, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accounts, PricewaterhouseCoopers LLP (“PwC”), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $559,304 for the year ended December 31, 2017 and $1,166,127 for the year ended December 31, 2018.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the fiscal year ended December 31, 2017 and $0 for the year ended December 31, 2018. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2017 and $0 for the year ended December 31, 2018.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $117,536 for the year ended December 31, 2017 and $118,868 for the year ended December 31, 2018. These fees include payments for tax return compliance services, excise distribution review services and other tax related matters. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2017 and $0 for the year ended December 31, 2018.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2017 and $0 for the year ended December 31, 2018. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $3,600 for the year ended December 31, 2017 and $23,550 for the year ended December 31, 2018. The 2017 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. The 2018 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and for fees related to the merger of certain series of Thrivent Mutual Funds and certain series Thrivent Series Fund, Inc. These figures are also reported in response to item 4(g) below.

(e)

Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)

Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2018, were for work performed by persons other than full-time permanent employees of PwC.

(g)

The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending December 31, 2017 and December 31, 2018 were $3,600 and $23,550, respectively. These figures are also reported in response to item 4(d) above.

(h)

Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a)

Registrant’s Schedule of Investments/Summary Schedule of Investments is included in the report to shareholders filed under Item 1. Where the registrant included a Summary Schedule of Investments in the report to shareholders filed under Item 1, the registrant has filed a Schedule of Investments under this item.

(b)	Not applicable.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Thrivent Series Fund, Inc. and Shareholders of each of the sixteen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of each of the funds listed in the table below (sixteen of the funds constituting Thrivent Series Fund, Inc., hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Thrivent Aggressive Allocation Portfolio (1)	Thrivent Mid Cap Index Portfolio (1)
Thrivent Balanced Income Plus Portfolio (1)	Thrivent Moderate Allocation Portfolio (1)
Thrivent Diversified Income Plus Portfolio (1)	Thrivent Moderately Aggressive Allocation Portfolio (1)
Thrivent High Yield Portfolio (1)	Thrivent Moderately Conservative Allocation Portfolio (1)
Thrivent Income Portfolio (1)	Thrivent Multidimensional Income Portfolio (2)
Thrivent Large Cap Index Portfolio (1)	Thrivent Opportunity Income Plus Portfolio (1)
Thrivent Large Cap Stock Portfolio (1)	Thrivent Partner Worldwide Allocation Portfolio (1)
Thrivent Limited Maturity Bond Portfolio (1)	Thrivent Small Cap Index Portfolio (1)

(1)	Statement of changes in net assets for each of the two years in the period ended December 31, 2018
(2)	Statement of changes in net assets for the year ended December 31, 2018 and for the period April 28, 2017 (commencement of operations) through December 31, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

February 20, 2019

We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment company complex since 1987.

2

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (47.0%)	Value
Communications Services (2.5%)
48,958	Activision Blizzard, Inc.	$2,279,974
7,513	Alphabet, Inc., Class Aa	7,850,784
2,909	Alphabet, Inc., Class Ca	3,012,589
25,423	AT&T, Inc.	725,572
4,808	Auto Trader Group plc[b]	27,903
26,316	CBS Corporation	1,150,536
54,200	Comcast Corporation	1,845,510
17,150	DISH Network Corporation[a]	428,236
1,677	EchoStar Corporation[a]	61,579
42,498	Facebook, Inc.[a]	5,571,063
770	Hemisphere Media Group, Inc.[a]	9,348
5,647	IAC/InterActive Corporationa	1,033,627
280	Ipsos SA	6,588
46,740	ITV plc	74,394
500	Kakaku.com, Inc.	8,844
24,665	KCOM Group plc	22,950
300	KDDI Corporation	7,168
3,116	Liberty Latin America, Ltd.[a]	45,120
8,022	Liberty Media Corporation - Liberty SiriusXM[a]	296,654
2,962	Liberty SiriusXM Group[a]	109,002
717	Lions Gate Entertainment Corporation, Class A	11,544
357	Lions Gate Entertainment Corporation, Class B	5,312
3,803	Mediaset Espana Comunicacion SA	23,906
34,095	News Corporation, Class A	386,978
20,296	News Corporation, Class B	234,419
2,000	NTT DOCOMO, Inc.	44,938
61,452	ORBCOMM, Inc.[a]	507,594
1,150	ProSiebenSat.1 Media AG	20,463
3,581	Seven West Media, Ltd.[a]	1,388
10,101	Take-Two Interactive Software, Inc.[a]	1,039,797
7,695	Telenor ASA	149,439
25,347	Telstra Corporation, Ltd.	50,868
2,800	TV Asahi Holdings Corporation	50,412
20,950	Twitter, Inc.[a]	602,103
59,128	Verizon Communications, Inc.	3,324,176
660	Wolters Kluwer NV	38,813

	Total	31,059,591

Consumer Discretionary (5.5%)
7,110	Amazon.com, Inc.[a]	10,679,006
33,526	American Axle & Manufacturing Holdings, Inc.[a]	372,139
300	AOKI Holdings, Inc.	3,514
300	Aoyama Trading Company, Ltd.	7,195
8,841	Aptiv plc	544,340
500	Autobacs Seven Company, Ltd.	8,287
1,200	Benesse Holdings, Inc.	30,526
817	Berkeley Group Holdings plc	36,236
2,011	Booking Holdings, Inc.[a]	3,463,787
20,450	BorgWarner, Inc.	710,433
222	Bovis Homes Group plc	2,437
4,900	Bridgestone Corporation	187,993
11,004	Bright Horizons Family Solutions, Inc.[a]	1,226,396
5,131	Bunzl plc	154,950
1,201	Burberry Group plc	26,373
15,433	Burlington Stores, Inc.[a]	2,510,486
261	Carnival plc	12,534
2,101	Century Casinos, Inc.[a]	15,526
11,053	Chico’s FAS, Inc.	62,118
24,886	Children’s Place, Inc.	2,241,980
2,000	Chipotle Mexican Grill, Inc.[a]	863,580
400	Chiyoda Company, Ltd.	6,425
4,600	Citizen Watch Company, Ltd.	22,654
287	Compass Group plc	6,040
64,486	Core-Mark Holding Company, Inc.	1,499,300
945	Countryside Properties plc[b]	3,667
75,999	Crocs, Inc.[a]	1,974,454
3,292	CSS Industries, Inc.	29,529
3,013	Culp, Inc.	56,946
11,280	D.R. Horton, Inc.	390,965
500	DCM Holdings Company, Ltd.	5,233
5,914	Delphi Technologies plc	84,688
2,800	Denso Corporation	123,950
25,286	Dollar Tree, Inc.[a]	2,283,832
30,196	Duluth Holdings, Inc.[a,c]	761,845
6,164	Emerald Expositions Events, Inc.	76,064
11,183	Expedia Group, Inc.	1,259,765
22,115	Extended Stay America, Inc.	342,783
17,530	Five Below, Inc.[a]	1,793,670
97	Genuine Parts Company	9,314
25,150	G-III Apparel Group, Ltd.[a]	701,434
14,429	Habit Restaurants, Inc.[a]	151,505
18,567	Harley-Davidson, Inc.	633,506
1,093	Haverty Furniture Companies, Inc.	20,527
8,920	Home Depot, Inc.	1,532,634
3,600	Honda Motor Company, Ltd.	94,842
2,191	Inchcape plc	15,418
4,735	International Speedway Corporation	207,677
5,067	Knoll, Inc.	83,504
29,568	Las Vegas Sands Corporation	1,539,014
27,970	Lowe’s Companies, Inc.	2,583,309
3,725	Lululemon Athletica, Inc.[a]	452,997
2,458	Magna International, Inc.	111,716
3,375	Marks and Spencer Group plc	10,585
2,889	Marriott Vacations Worldwide Corporation	203,703
16,508	McDonald’s Corporation	2,931,326
6,734	Modine Manufacturing Company[a]	72,795
2,151	Moneysupermarket.com Group plc	7,552
9,626	Netflix, Inc.[a]	2,576,495
497	Next plc	25,306
2,800	NHK Spring Company, Ltd.	24,463
55,992	NIKE, Inc.	4,151,247
22,900	Nissan Motor Company, Ltd.	183,184
26,660	Norwegian Cruise Line Holdings, Ltd.[a]	1,130,117
12,992	Office Depot, Inc.	33,519
1,664	O’Reilly Automotive, Inc.[a]	572,965
16,511	Oxford Industries, Inc.	1,172,941
2,764	Peugeot SA	58,950
35,249	Planet Fitness, Inc.[a]	1,890,051
781	Playa Hotels and Resorts NVa	5,615
300	Plenus Company, Ltd.[c]	5,205
8,970	Polaris Industries, Inc.	687,820
2,051	PVH Corporation	190,640
80,717	Red Rock Resorts, Inc.	1,639,362
2,789	Redrow plc	17,469
4,875	RHa	584,123
22,217	Ross Stores, Inc.	1,848,454
900	Sangetsu Company, Ltd.	16,373
200	Sankyo Company, Ltd.	7,606
12,400	Sekisui House, Ltd.	182,095
600	SHIMAMURA Company, Ltd.	45,945
576	SmartCentres Real Estate Investment Trust	13,008
5,072	Stamps.com, Inc.[a]	789,406
1,800	Sumitomo Rubber Industries, Ltd.	21,191
1,385	Super Retail Group, Ltd.	6,864

The accompanying Notes to Financial Statements are an integral part of this schedule.

1

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (47.0%)	Value
Consumer Discretionary (5.5%) - continued
100	Takara Standard Company, Ltd.	$1,496
8,910	Tapestry, Inc.	300,713
40,826	Toll Brothers, Inc.	1,344,400
10,570	Tower International, Inc.	251,566
3,300	Toyoda Gosei Company, Ltd.	64,966
4,179	Ulta Beauty, Inc.[a]	1,023,186
7,825	Vail Resorts, Inc.	1,649,667
11,075	Wingstop, Inc.	710,904
11,000	Yahoo Japan Corporation	27,365
22,219	Zumiez, Inc.[a]	425,938

	Total	68,925,619

Consumer Staples (1.9%)
27,157	Altria Group, Inc.	1,341,284
16,226	Archer-Daniels-Midland Company	664,779
500	Arcs Company, Ltd.	11,134
337	Carlsberg AS	35,850
24,316	Casey’s General Stores, Inc.	3,115,852
19,253	Colgate-Palmolive Company	1,145,939
114,681	Cott Corporation	1,598,653
3,647	Empire Company, Ltd.	77,017
671	ForFarmers BV	6,180
158	Glanbia plc	2,967
86,355	Hain Celestial Group, Inc.[a]	1,369,590
5,755	Imperial Brands plc	174,674
2,114	Inter Parfums, Inc.	138,615
10,500	Japan Tobacco, Inc.	249,492
18,001	John B. Sanfilippo & Son, Inc.	1,001,936
4,650	Kimberly-Clark Corporation	529,821
3,911	Koninklijke Ahold Delhaize NV	98,801
47,285	Kroger Company	1,300,337
100	L’Oreal SA	22,882
100	Ministop Company, Ltd.	1,875
6,317	Molson Coors Brewing Company	354,763
63,782	Monster Beverage Corporation[a]	3,139,350
19,166	PepsiCo, Inc.	2,117,460
6,227	Philip Morris International, Inc.	415,714
847	Seneca Foods Corporation[a]	23,902
2,551	SpartanNash Company	43,826
500	Sugi Holdings Company, Ltd.	19,762
145,353	SunOpta, Inc.[a]	562,516
1,602	Swedish Match AB	63,067
7,450	TreeHouse Foods, Inc.[a]	377,789
60,839	Turning Point Brands, Inc.	1,656,038
2,855	Unilever NV	154,662
4,106	Unilever plc	215,576
19,324	Wal-Mart Stores, Inc.	1,800,031

	Total	23,832,134

Energy (1.7%)
8,718	Abraxas Petroleum Corporation[a]	9,503
35,407	Anadarko Petroleum Corporation	1,552,243
57,068	Archrock, Inc.	427,439
13,610	BP plc ADR	516,091
204,996	Callon Petroleum Company[a]	1,330,424
24,244	Chevron Corporation	2,637,505
11,695	Comstock Resources, Inc.[a,c]	52,978
5,157	Concho Resources, Inc.[a]	530,088
15,569	Denbury Resources, Inc.[a]	26,623
9,434	Diamondback Energy, Inc.	874,532
349	Eni SPA	5,513
7,041	EQT Corporation	133,004
2,720	Era Group, Inc.[a]	23,773
145,586	Euronav NV	1,008,911
685	Evolution Petroleum Corporation	4,672
7,633	Exterran Corporation[a]	135,104
22,396	Exxon Mobil Corporation	1,527,183
16,508	Forum Energy Technologies, Inc.[a]	68,178
106	Gaztransport Et Technigaz SA	8,151
60,552	Gran Tierra Energy, Inc.[a]	131,398
24,544	Halliburton Company	652,380
3,407	Helix Energy Solutions Group, Inc.[a]	18,432
99,271	Marathon Oil Corporation	1,423,546
10,740	Marathon Petroleum Corporation	633,767
884	Matrix Service Company[a]	15,859
7,073	McDermott International, Inc.[a]	46,257
9,589	Nabors Industries, Ltd.	19,178
2,528	Newpark Resources, Inc.[a]	17,367
69,858	Nine Energy Service, Inc.[a]	1,574,599
53	OMV AG	2,315
78,810	Patterson-UTI Energy, Inc.	815,683
5,149	Phillips 66	443,586
4,557	Pioneer Energy Services Corporation[a]	5,605
13,113	Pioneer Natural Resources Company	1,724,622
316	Royal Dutch Shell plc, Class A	9,301
7,006	Royal Dutch Shell plc, Class B	209,462
39,681	Talos Energy, Inc.[a]	647,594
31,507	TechnipFMC plc	616,907
7,991	Teekay Tankers, Ltd.	7,416
34,125	Transocean, Ltd.[a]	236,828
17,053	Unit Corporation[a]	243,517
134,860	Weatherford International plc[a]	75,387
33,505	WPX Energy, Inc.[a]	380,282

	Total	20,823,203

Financials (7.4%)
1,179	Aareal Bank AG	36,404
5,705	Affiliated Managers Group, Inc.	555,895
19,540	Aflac, Inc.	890,242
3,159	AG Mortgage Investment Trust, Inc.	50,323
348	Aircastle, Ltd.	6,000
504	Allianz SE	101,282
13,050	Allstate Corporation	1,078,321
23,450	Ally Financial, Inc.	531,377
5,469	American Express Company	521,305
23,277	American Financial Group, Inc.	2,107,267
10,780	American International Group, Inc.	424,840
144	Ameriprise Financial, Inc.	15,029
9,700	Ameris Bancorp	307,199
8,128	Arch Capital Group, Ltd.[a]	217,180
6,978	Argo Group International Holdings, Ltd.	469,271
11,600	Arthur J. Gallagher & Company	854,920
70,511	Assured Guaranty, Ltd.	2,699,161
466	ASX, Ltd.	19,691
4,949	Australia and New Zealand Banking Group, Ltd.	85,512
11,517	Axos Financial, Inc.[a]	289,998
5,315	Banca Monte dei Paschi di Siena SPA[a,c]	9,114
128	BancFirst Corporation	6,387
41,189	BancorpSouth Bank	1,076,680
204,031	Bank of America Corporation	5,027,324
1,213	Bank of Marin Bancorp	50,024
527	Bank of New York Mellon Corporation	24,806
3,030	BankFinancial Corporation	45,298
3,756	Bankinter SA	30,139
5,895	Berkshire Hathaway, Inc.[a]	1,203,641
26,050	Blackstone Group, LP	776,551
8,401	BOK Financial Corporation	616,045

The accompanying Notes to Financial Statements are an integral part of this schedule.

2

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (47.0%)	Value
Financials (7.4%) - continued
14,841	Boston Private Financial Holdings, Inc.	$156,869
53,985	BrightSphere Investment Group	576,560
18,928	Brown & Brown, Inc.	521,656
3,602	CaixaBank SA	13,044
25,104	Capital One Financial Corporation	1,897,611
5,060	Cathay General Bancorp	169,662
14,777	Central Pacific Financial Corporation	359,820
17,248	Charles Schwab Corporation	716,309
787	Cherry Hill Mortgage Investment Corporation	13,804
6,040	Chubb, Ltd.	780,247
6,605	CI Financial Corporation	83,603
4,960	Cincinnati Financial Corporation	384,003
98,919	Citigroup, Inc.	5,149,723
4,095	CNP Assurances	86,923
7,320	Comerica, Inc.	502,811
8,464	Community Trust Bancorp, Inc.	335,259
7,378	Direct Line Insurance Group plc	29,991
19,230	Discover Financial Services	1,134,185
6,906	DnB ASA	110,853
39,665	Dynex Capital, Inc.	226,884
29,317	E*TRADE Financial Corporation	1,286,430
17,983	East West Bancorp, Inc.	782,800
3,592	Ellington Residential Mortgage REIT	36,746
6,915	Employers Holdings, Inc.	290,223
10,697	Enterprise Financial Services Corporation	402,528
16,949	Essent Group, Ltd.[a]	579,317
1,474	Euronext NVb	84,928
1,324	FBL Financial Group, Inc.	86,921
50,867	Fifth Third Bancorp	1,196,901
4,114	Financial Institutions, Inc.	105,730
4,298	Finecobank Banca Fineco SPA	43,244
6,481	First American Financial Corporation	289,312
8,924	First Busey Corporation	218,995
1,106	First Commonwealth Financial Corporation	13,360
11,751	First Defiance Financial Corporation	288,017
1,800	First Financial Corporation	72,270
45,987	First Hawaiian, Inc.	1,035,167
28,008	First Interstate BancSystem, Inc.	1,023,972
673	First Merchants Corporation	23,064
424	First Mid-Illinois Bancshares, Inc.	13,534
3,325	First Midwest Bancorp, Inc.	65,868
997	First of Long Island Corporation	19,890
6,975	First Republic Bank	606,128
13,682	FlexiGroup, Ltd.	13,069
1,344	Genworth MI Canada, Inc.[c]	39,576
12,803	Goldman Sachs Group, Inc.	2,138,741
8,285	Great Southern Bancorp, Inc.	381,359
43,279	Hamilton Lane, Inc.	1,601,323
33,355	Hancock Whitney Corporation	1,155,751
758	Hanmi Financial Corporation	14,933
731	Hannover Rueckversicherung SE	98,517
1,104	Hanover Insurance Group, Inc.	128,914
39,456	Hartford Financial Services Group, Inc.	1,753,819
378	Heartland Financial USA, Inc.	16,613
99,782	Heritage Commerce Corporation	1,131,528
5,812	Hometrust Bancshares, Inc.	152,158
20,187	Horace Mann Educators Corporation	756,003
5,830	Horizon Bancorp, Inc.	91,997
20,707	Houlihan Lokey, Inc.	762,018
109,211	Huntington Bancshares, Inc.	1,301,795
18,638	IBERIABANK Corporation	1,198,051
7,458	Independent Bank Corporation	156,767
5,073	Interactive Brokers Group, Inc.	277,239
59,264	Intercontinental Exchange, Inc.	4,464,357
54,071	Investment Technology Group, Inc.	1,635,107
13,214	J.P. Morgan Chase & Company	1,289,951
19,831	Kemper Corporation	1,316,382
78,918	KeyCorp	1,166,408
1,104	KKR Real Estate Finance Trust, Inc.	21,142
3,170	Lakeland Bancorp, Inc.	46,948
10,264	Loews Corporation	467,217
750	Markel Corporation[a]	778,538
3,978	MarketAxess Holdings, Inc.	840,591
73,582	Medibank Private, Ltd.	133,212
1,095	Mercantile Bank Corporation	30,945
27,655	Meridian Bancorp, Inc.	396,020
17,190	MetLife, Inc.	705,821
10,318	MidWestOne Financial Group, Inc.	256,196
17,190	Morgan Stanley	681,584
5,176	MSCI, Inc.	763,098
8,601	National Bank Holdings Corporation	265,513
670	National Bank of Canad[a]	27,508
71	National Western Life Group, Inc.	21,350
2,674	Old Second Bancorp, Inc.	34,762
1,546	Pacific Premier Bancorp, Inc.[a]	39,454
10,546	PacWest Bancorp	350,971
411	Paragon Banking Group plc	2,023
625	Pargesa Holding SA	45,076
98	Park National Corporation	8,325
59,533	PCSB Financial Corporation	1,164,465
480	Peapack-Gladstone Financial Corporation	12,086
740	Peoples Bancorp, Inc.	22,274
172	Piper Jaffray Companies	11,324
13,870	Primerica, Inc.	1,355,238
12,513	Principal Financial Group, Inc.	552,699
24,147	Provident Financial Services, Inc.	582,667
5,620	Prudential Financial, Inc.	458,311
5,379	QCR Holdings, Inc.	172,612
24,450	Radian Group, Inc.	400,002
11,884	Raymond James Financial, Inc.	884,288
684	Reinsurance Group of America, Inc.	95,917
4,162	S&P Global, Inc.	707,290
11,866	Sandy Spring Bancorp, Inc.	371,880
69,881	Santander Consumer USA Holdings Inc.	1,229,207
64,794	Seacoast Banking Corporation of Florida[a]	1,685,940
4,083	SEI Investments Company	188,635
500	Senshu Ikeda Holdings, Inc.	1,365
144,809	SLM Corporation[a]	1,203,363
18,577	State Auto Financial Corporation	632,361
5,360	State Street Corporation	338,055
25,346	Stifel Financial Corporation	1,049,831
472	Sun Life Financial, Inc.	15,658
6,007	SunTrust Banks, Inc.	302,993
7,766	SVB Financial Group[a]	1,474,919
55,178	Synovus Financial Corporation	1,765,144
1,150	Territorial Bancorp, Inc.	29,877
709	Topdanmark AS	33,088
2,006	Towne Bank	48,044
3,480	TriCo Bancshares	117,589
28,843	TrustCo Bank Corporation	197,863
16,760	U.S. Bancorp	765,932
1,078	Umpqua Holdings Corporation	17,140
25,875	United Community Banks, Inc.	555,278
9,957	United Financial Bancorp, Inc.	146,368

The accompanying Notes to Financial Statements are an integral part of this schedule.

3

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (47.0%)	Value
Financials (7.4%) - continued
250	Univest Corporation of Pennsylvania	$5,393
6,560	Unum Group	192,733
2,358	Washington Trust Bancorp, Inc.	112,076
7,415	Wells Fargo & Company	341,683
4,390	Western Alliance Bancorp[a]	173,361
964	Western Asset Mortgage Capital Corporation	8,040
170	Westwood Holdings Group, Inc.	5,780
8,011	Wintrust Financial Corporation	532,651
9,843	WSFS Financial Corporation	373,148
60,993	Zions Bancorporations NA	2,484,855

	Total	93,720,481

Health Care (7.3%)
3,390	ABIOMED, Inc.[a]	1,101,886
9,937	Aerie Pharmaceuticals, Inc.[a]	358,726
31,176	Agilent Technologies, Inc.	2,103,133
323	Allergan plc	43,172
5,693	AmerisourceBergen Corporation	423,559
8,111	Amgen, Inc.	1,578,968
539	Amplifon SPA	8,703
2,108	Ardelyx, Inc.[a]	3,773
5,193	Arena Pharmaceuticals, Inc.[a]	202,267
134	Atrion Corporation	99,305
10,370	Baxter International, Inc.	682,553
9,264	Becton, Dickinson and Company	2,087,365
8,895	Biogen, Inc.[a]	2,676,683
34,903	BioMarin Pharmaceutical, Inc.[a]	2,971,990
1,460	Bio-Techne Corporation	211,291
15,449	Bruker Corporation	459,917
3,142	Cardinal Health, Inc.	140,133
13,030	Cardiovascular Systems, Inc.[a]	371,225
46,411	Catalent, Inc.[a]	1,447,095
2,333	Charles River Laboratories International, Inc.[a]	264,049
2,507	Cigna Holding Company	476,129
9,540	Concert Pharmaceuticals, Inc.[a]	119,727
26,269	CVS Health Corporation	1,721,145
11,956	Danaher Corporation	1,232,903
12,530	Dexcom, Inc.[a]	1,501,094
17,903	Edwards Lifesciences Corporation[a]	2,742,203
3,193	Eli Lilly and Company	369,494
18,564	Evolent Health, Inc.[a]	370,352
43,630	GenMark Diagnostics, Inc.[a]	212,042
435	Genomic Health, Inc.[a]	28,018
17,574	Gilead Sciences, Inc.	1,099,254
10,775	GlaxoSmithKline plc	205,350
358	GN Store Nord AS	13,414
80,705	Halozyme Therapeutics, Inc.[a]	1,180,714
5,551	Heska Corporation[a]	477,941
2,656	Hill-Rom Holdings, Inc.	235,189
4,518	Illumina, Inc.[a]	1,355,084
10,923	Immunomedics, Inc.[a]	155,871
15,749	Inogen, Inc.[a]	1,955,553
15,114	Intersect ENT, Inc.[a]	425,913
4,194	Intra-Cellular Therapies, Inc.[a]	47,770
4,160	Intuitive Surgical, Inc.[a]	1,992,307
7,220	Jazz Pharmaceuticals, Inc.[a]	894,991
29,858	Johnson & Johnson	3,853,175
500	KYORIN Holdings, Inc.	10,922
31,179	LHC Group, Inc.[a]	2,927,085
2,375	Ligand Pharmaceuticals, Inc.[a]	322,288
72	LNA Sante	3,592
2,497	Magellan Health Services, Inc.[a]	142,054
3,257	McKesson Corporation	359,801
26,713	Medtronic plc	2,429,814
37,340	Merck & Company, Inc.	2,853,149
12,652	Merit Medical Systems, Inc.[a]	706,108
21,589	Mylan NVa	591,539
28,800	Natera, Inc.[a]	402,048
2,421	National Healthcare Corporation	189,927
16,490	Neurocrine Biosciences, Inc.[a]	1,177,551
7,844	Nevro Corporation[a]	305,053
2,766	Novartis AG	236,892
6,133	Novo Nordisk AS	281,671
13,090	Novocure, Ltd.[a]	438,253
34,286	NuVasive, Inc.[a]	1,699,214
21,764	Omnicell, Inc.[a]	1,332,827
89,848	Optinose, Inc.[a,c]	557,058
15,501	PerkinElmer, Inc.	1,217,604
74,423	Pfizer, Inc.	3,248,564
7,199	Ra Medical Systems, Inc.[a,c]	57,232
157	Recordati SPA	5,437
971	Roche Holding AG	241,059
5,225	Sage Therapeutics, Inc.[a]	500,503
32,795	Syneos Health, Inc.[a]	1,290,483
31,669	Tactile Systems Technology, Inc.[a]	1,442,523
14,037	Teleflex, Inc.	3,628,284
12,441	Thermo Fisher Scientific, Inc.	2,784,171
31,950	UnitedHealth Group, Inc.	7,959,384
15,570	Universal Health Services, Inc.	1,814,839
22,550	Valeant Pharmaceuticals International, Inc.[a]	416,499
24,013	Veeva Systems, Inc.[a]	2,144,841
20,974	Vertex Pharmaceuticals, Inc.[a]	3,475,602
6,898	West Pharmaceutical Services, Inc.	676,211
41,270	Wright Medical Group NVa	1,123,369
31,255	Zoetis, Inc.	2,673,553

	Total	91,568,430

Industrials (6.6%)
6,197	Acco Brands Corporation	42,016
2,775	ACS Actividades de Construccion y Servicios, SAa	107,413
3,250	Acuity Brands, Inc.	373,587
1,519	Advanced Disposal Services, Inc.[a]	36,365
3,050	Aegion Corporation[a]	49,776
21,905	Aerojet Rocketdyne Holdings, Inc.[a]	771,713
20,468	AGCO Corporation	1,139,454
2,248	Altra Industrial Motion Corporation	56,537
18,882	AMETEK, Inc.	1,278,311
13,045	Arcosa, Inc.[a]	361,216
400	Asahi Glass Company, Ltd.	12,433
10,947	ASGN, Inc.[a]	596,611
4,506	Atlas Copco AB, Class A	107,504
4,040	Atlas Copco AB, Class B	88,524
8,033	AZZ, Inc.	324,212
10,662	Boeing Company	3,438,495
582	Brady Corporation	25,294
7,150	Brink’s Company	462,247
27,885	BWX Technologies, Inc.	1,066,044
31,257	Casella Waste Systems, Inc.[a]	890,512
10,049	CBIZ, Inc.[a]	197,965
481	CIA De Distribucion Integral	12,036
2,743	Colfax Corporation[a]	57,329
700	Columbus McKinnon Corporation	21,098
2,166	Comfort Systems USA, Inc.	94,611
12,683	Costamare, Inc.	55,678
9,949	Crane Company	718,119
309	CSW Industrials, Inc.[a]	14,940
59,088	CSX Corporation	3,671,137
229	Cummins, Inc.	30,604

The accompanying Notes to Financial Statements are an integral part of this schedule.

4

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (47.0%)	Value
Industrials (6.6%) - continued
6,263	Curtiss-Wright Corporation	$639,578
23,500	Delta Air Lines, Inc.	1,172,650
9,323	Dycom Industries, Inc.[a]	503,815
20,472	EMCOR Group, Inc.	1,221,974
12,907	Emerson Electric Company	771,193
25,374	Encore Wire Corporation	1,273,267
345	Ennis, Inc.	6,641
1,003	ESCO Technologies, Inc.	66,148
8,110	Federal Signal Corporation	161,389
333	Ferguson plc	21,278
3,782	Forrester Research, Inc.	169,055
941	Franklin Electric Company, Inc.	40,350
1,149	Gardner Denver Holdings, Inc.[a]	23,497
5,664	General Dynamics Corporation	890,437
15,552	Genesee & Wyoming, Inc.[a]	1,151,159
5,070	Global Brass and Copper Holdings, Inc.	127,510
100	Glory, Ltd.	2,249
3,371	Gorman-Rupp Company	109,254
15,493	Granite Construction, Inc.	624,058
6,312	GWA Group, Ltd.	12,368
21,836	Healthcare Services Group, Inc.[c]	877,370
15,503	Heico Corporation	1,201,172
1,016	Herc Holdings, Inc.[a]	26,406
1,200	Hino Motors, Ltd.	11,300
600	Hitachi Zosen Corporation	1,819
162	Hochtief AG	21,878
38,511	Honeywell International, Inc.	5,088,073
4,974	Hubbell, Inc.	494,117
5,225	Huntington Ingalls Industries, Inc.	994,370
941	Hyster-Yale Materials Handling, Inc.	58,304
2,130	Illinois Tool Works, Inc.	269,850
800	Inaba Denki Sangyo Company, Ltd.	29,894
16,586	Ingersoll-Rand plc	1,513,141
21,571	Interface, Inc.	307,387
209	Jacobs Engineering Group, Inc.	12,218
10,204	JB Hunt Transport Services, Inc.	949,380
7,964	KAR Auction Services, Inc.	380,042
121,749	KeyW Holding Corporation[a]	814,501
5,340	Kforce, Inc.	165,113
13,102	Kirby Corporation[a]	882,551
8,705	Korn/Ferry International	344,196
1,807	L3 Technologies, Inc.	313,804
16,751	Lincoln Electric Holdings, Inc.	1,320,816
12,307	Lindsay Corporation	1,184,549
3,624	Lockheed Martin Corporation	948,908
784	Manitowoc Company, Inc.[a]	11,580
15,700	Masco Corporation	459,068
7,264	Masonite International Corporation[a]	325,645
2,754	Meggitt plc	16,543
18,471	Mercury Systems, Inc.[a]	873,494
14,109	Milacron Holdings Corporation[a]	167,756
500	Mitsuboshi Belting, Ltd.	9,619
600	Mitsui & Company, Ltd.	9,218
501	Monadelphous Group, Ltd.	4,861
3,538	Moog, Inc.	274,124
157,420	MRC Global, Inc.[a]	1,925,247
4,166	Mueller Industries, Inc.	97,318
2,484	Mueller Water Products, Inc.	22,604
2,456	National Express Group plc	11,708
14,593	NCI Building Systems, Inc.[a]	105,799
53,961	Nexeo Solutions, Inc.[a,c]	463,525
2,000	Nitto Kogyo Corporation	31,699
1,000	Nobina ABb	6,745
20,152	Norfolk Southern Corporation	3,013,530
740	Northgate plc	3,560
7,250	Old Dominion Freight Line, Inc.	895,303
21,932	Oshkosh Corporation	1,344,651
5,690	PageGroup plc	32,686
2,020	Parker Hannifin Corporation	301,263
73,994	Primoris Services Corporation	1,415,505
1,608	Radiant Logistics, Inc.[a]	6,834
11,843	Raven Industries, Inc.	428,598
1,940	Raytheon Company	297,499
15,466	Regal-Beloit Corporation	1,083,393
6,598	RELX plc	136,053
2,350	RELX plc	48,352
2,321	Resources Connection, Inc.	32,958
34,546	Ritchie Brothers Auctioneers, Inc.	1,130,345
176	Rockwool International AS	46,025
6,158	Roper Industries, Inc.	1,641,230
133	Rush Enterprises, Inc.	4,586
3,117	Sandvik AB	44,661
527	Schindler Holding AG, Participation Certificate	104,637
811	Schneider Electric SE	55,011
24,693	SiteOne Landscape Supply, Inc.[a]	1,364,782
4,416	SKF AB	67,117
50	Societe BIC SA	5,108
55,221	Southwest Airlines Company	2,566,672
2,540	SP Plus Corporation[a]	75,032
321	Spirax-Sarco Engineering plc	25,550
3,868	SPX Corporation[a]	108,343
4,145	SPX FLOW, Inc.[a]	126,091
5,490	Standex International Corporation	368,818
10,300	Sumitomo Electric Industries, Ltd.	136,406
200	Taikisha, Ltd.	5,324
25,954	Terex Corporation	715,552
3,336	Timken Company	124,500
1,912	Titan International, Inc.	8,910
800	Toppan Forms Company, Ltd.	6,284
1,800	Toppan Printing Company, Ltd.	26,459
41,475	TPI Composites, Inc.[a]	1,019,456
1,207	Transcontinental, Inc.	17,064
1,430	TransDigm Group, Inc.[a]	486,286
8,685	TransUnion	493,308
11,410	TriMas Corporation[a]	311,379
600	Tsubakimoto Chain Company	19,622
440	UniFirst Corporation	62,951
17,150	United Continental Holdings, Inc.[a]	1,435,970
6,586	United Parcel Service, Inc.	642,333
9,152	United Rentals, Inc.[a]	938,355
15,284	United Technologies Corporation	1,627,440
3,635	Universal Truckload Services, Inc.	65,757
8,256	Valmont Industries, Inc.	916,003
20,685	Verisk Analytics, Inc.[a]	2,255,492
901	Vinci SA	74,091
8,650	WABCO Holdings, Inc.[a]	928,491
17,140	WageWorks, Inc.[a]	465,522
46,704	Waste Connections, Inc.	3,467,772
3,245	Watsco, Inc.	451,509
252	Watts Water Technologies, Inc.	16,262
26,852	Willdan Group, Inc.[a]	939,283
13,030	XPO Logistics, Inc.[a]	743,231
400	Yuasa Trading Company, Ltd.	11,430

	Total	83,303,998

Information Technology (11.0%)
2,057	2U, Inc.[a]	102,274
67,872	Advanced Micro Devices, Inc.[a]	1,252,917
26,190	Akamai Technologies, Inc.[a]	1,599,685
5,100	Alliance Data Systems Corporation	765,408

The accompanying Notes to Financial Statements are an integral part of this schedule.

5

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (47.0%)	Value
Information Technology (11.0%) - continued
1,622	Amadeus IT Holding SA	$112,855
7,418	Ambarella, Inc.[a]	259,482
1,882	American Software, Inc.	19,667
38,455	Amphenol Corporation	3,115,624
4,613	ANSYS, Inc.[a]	659,382
48,305	Apple, Inc.	7,619,631
10,634	Arista Networks, Inc.[a]	2,240,584
11,237	Arrow Electronics, Inc.[a]	774,791
2,322	Atkore International Group, Inc.[a]	46,068
6,170	Atlassian Corporation plc[a]	549,007
18,648	Autodesk, Inc.[a]	2,398,319
8,138	Automatic Data Processing, Inc.	1,067,055
11,781	Benchmark Electronics, Inc.	249,522
44,754	Blackline, Inc.[a]	1,832,676
44,681	Booz Allen Hamilton Holding Corporation	2,013,773
5,900	Canon, Inc.	162,343
1,378	Capgemini SA	137,063
1,250	CDK Global, Inc.	59,850
4,583	CDW Corporation	371,452
8,132	CEVA, Inc.[a]	179,636
3,426	CGI Group, Inc.[a]	209,545
75,167	Ciena Corporation[a]	2,548,913
175,728	Cisco Systems, Inc.	7,614,294
53,217	Clearwater Energy, Inc., Class A	900,432
8,825	Cognex Corporation	341,263
7,772	Cognizant Technology Solutions Corporation	493,367
1,747	Cohu, Inc.	28,074
964	Computershare, Ltd.	11,683
10,445	CoreLogic, Inc.[a]	349,072
7,333	Coupa Software, Inc.[a]	460,952
279	CSG Systems International, Inc.	8,864
14,345	Descartes Systems Group, Inc.[a]	379,569
245	Dialog Semiconductor plc[a]	6,349
65,233	Dolby Laboratories, Inc.	4,034,009
1,268	DXC Technology Company	67,420
1,150	Endurance International Group Holdings, Inc.[a]	7,647
5,911	Envestnet, Inc.[a]	290,762
4,220	Euronet Worldwide, Inc.[a]	432,044
19,803	EVERTEC, Inc.	568,346
1,381	ExlService Holdings, Inc.[a]	72,668
14,539	Fiserv, Inc.[a]	1,068,471
7,143	Five9, Inc.[a]	312,292
12,008	FLIR Systems, Inc.	522,828
15,365	Fortinet, Inc.[a]	1,082,157
14,959	Global Payments, Inc.	1,542,722
36,181	Guidewire Software, Inc.[a]	2,902,802
5,218	Halma plc	90,900
22,531	Keysight Technologies, Inc.[a]	1,398,724
2,876	Kulicke and Soffa Industries, Inc.	58,297
6,130	Lam Research Corporation	834,722
35,314	M/A-COM Technology Solutions Holdings, Inc.[a]	512,406
1,259	ManTech International Corporation	65,839
39,915	MasterCard, Inc.	7,529,965
3,259	Methode Electronics, Inc.	75,902
107,377	Microsoft Corporation	10,906,282
2,053	MicroStrategy, Inc.[a]	262,271
1,326	MKS Instruments, Inc.	85,673
2,939	MoneyGram International, Inc.[a]	5,878
30,513	Monolithic Power Systems, Inc.	3,547,136
3,543	Monotype Imaging Holdings, Inc.	54,987
39,934	National Instruments Corporation	1,812,205
1,100	NEC Networks & System Integration Corporation	24,475
20,493	New Relic, Inc.[a]	1,659,318
8,691	Nice, Ltd. ADR[a]	940,453
6,869	Novanta, Inc.[a]	432,747
55,311	Oracle Corporation	2,497,292
600	Otsuka Corporation	16,513
7,090	Palo Alto Networks, Inc.[a]	1,335,401
68,250	PayPal Holdings, Inc.[a]	5,739,142
10,043	Pegasystems, Inc.	480,357
28,791	Plexus Corporation[a]	1,470,644
461	Progress Software Corporation	16,361
21,251	Proofpoint, Inc.[a]	1,781,046
33,252	Q2 Holdings, Inc.[a]	1,647,637
67,722	Quantenna Communications, Inc.[a]	971,811
19,328	Red Hat, Inc.[a]	3,394,770
23,644	Rogers Corporation[a]	2,342,175
4,450	Rudolph Technologies, Inc.[a]	91,091
300	Ryoyo Electro Corporation	4,210
57,950	SailPoint Technologies Holdings, Inc.[a]	1,361,245
50,288	Salesforce.com, Inc.[a]	6,887,947
2,242	ScanSource, Inc.[a]	77,080
72,339	Sequans Communications SA ADR[a,c]	56,424
8,991	ServiceNow, Inc.[a]	1,600,848
5,700	Shinko Electric Industries Company, Ltd.	36,318
646	Silicon Laboratories, Inc.[a]	50,911
74	Siltronic AG	6,157
28,478	Synopsys, Inc.[a]	2,398,987
12,173	Teradata Corporation[a]	466,956
14,076	Teradyne, Inc.	441,705
22,752	Texas Instruments, Inc.	2,150,064
100	Tokyo Seimitsu Company, Ltd.	2,519
368	Trimble, Inc.[a]	12,111
12,083	Tyler Technologies, Inc.[a]	2,245,263
1,491	Ultimate Software Group, Inc.[a]	365,101
3,712	Ultra Clean Holdings, Inc.[a]	31,441
4,849	Universal Display Corporation	453,721
10,214	Verint Systems, Inc.[a]	432,154
1,117	VeriSign, Inc.[a]	165,640
55,690	Virtusa Corporation[a]	2,371,837
51,416	Visa, Inc.	6,783,827
45,590	Xilinx, Inc.	3,882,900
18,697	Zix Corporation[a]	107,134
25,342	Zuora, Inc.[a]	459,704

	Total	138,780,233

Materials (1.2%)
14,490	Alcoa Corporation[a]	385,144
6,845	Balchem Corporation	536,306
10,725	Ball Corporation	493,136
4,438	BHP Billiton, Ltd.	107,271
7,749	BHP Group plc	163,744
17,795	Celanese Corporation	1,601,016
16,160	CF Industries Holdings, Inc.	703,122
17,350	Chemours Company	489,617
4,274	Continental Building Products, Inc.[a]	108,773
13,090	Eastman Chemical Company	957,010
2,552	Evonik Industries AG	63,701
8,150	Ferroglobe Representation & Warranty Insurance Trust[a,d]	1
10,923	Freeport-McMoRan, Inc.	112,616
152	Fuchs Petrolub SE	6,284
2,064	Granges AB	18,741
1,137	Hexpol AB	9,024
400	Hitachi Chemical Company, Ltd.	6,018

The accompanying Notes to Financial Statements are an integral part of this schedule.

6

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (47.0%)	Value
Materials (1.2%) - continued
500	Hokuetsu Corporation	$2,271
6,148	Innospec, Inc.	379,700
2,600	JSR Corporation	39,027
3,334	Kadant, Inc.	271,588
1,589	Kraton Performance Polymers, Inc.[a]	34,704
4,000	Kuraray Company, Ltd.	56,258
2,000	Kyoei Steel, Ltd.	30,167
300	Lintec Corporation	6,444
6,520	Martin Marietta Materials, Inc.	1,120,592
8,796	Mercer International, Inc.	91,830
1,601	Methanex Corporation	77,120
3,769	Minerals Technologies, Inc.	193,500
4,100	Mitsubishi Gas Chemical Company, Inc.	61,416
3,027	Mondi plc	63,046
5,738	Myers Industries, Inc.	86,701
2,000	Nippon Kayaku Company, Ltd.	25,396
1,400	Nippon Light Metal Holdings Company, Ltd.	2,840
6,600	Nippon Steel & Sumitomo Metal Corporation	113,394
7,586	Nucor Corporation	393,031
737	Olympic Steel, Inc.	10,517
23,426	OMNOVA Solutions, Inc.[a]	171,713
27,800	Owens-Illinois, Inc.[a]	479,272
2,694	Packaging Corporation of America	224,841
12,547	Reliance Steel & Aluminum Company	892,970
13	Rio Tinto, Ltd.	720
10,993	RPM International, Inc.	646,169
3,972	Ryerson Holding Corporation[a]	25,182
5,437	Sandfire Resources NL	25,601
100	Sanyo Special Steel Company, Ltd.	2,112
7,749	Schweitzer-Mauduit International, Inc.	194,112
22,692	Scotts Miracle-Gro Company	1,394,650
2,854	SSAB AB, Class A	9,843
24,187	Steel Dynamics, Inc.	726,577
555	Stepan Company	41,070
200	Taiyo Holdings Company, Ltd.	5,624
1,400	Toagosei Company, Ltd.	15,430
2,415	Tronox, Ltd.	18,789
200	Ube Industries, Ltd.	4,045
8,579	United States Lime & Minerals, Inc.	609,109
5,310	UPM-Kymmene Oyj	134,417
15,844	WestRock Company	598,269
3,201	Worthington Industries, Inc.	111,523

	Total	15,153,104

Real Estate (1.3%)
4,000	Alexandria Real Estate Equities, Inc.	460,960
4,312	Ares Commercial Real Estate Corporation	56,228
26,926	Armada Hoffler Properties, Inc.	378,580
178	Artis Real Estate Investment Trust	1,205
6,993	Ashford Hospitality Trust, Inc.	27,972
662	Bluerock Residential Growth REIT, Inc.	5,971
60,809	Brixmor Property Group, Inc.	893,284
11,154	Camden Property Trust	982,110
272	Castellum AB	5,026
43,775	Cedar Realty Trust, Inc.	137,454
10,197	Chatham Lodging Trust	180,283
3,165	City Office REIT, Inc.	32,441
53,863	Cousins Properties, Inc.	425,518
2,226	Crown Castle International Corporation	241,810
15,011	CyrusOne, Inc.	793,782
1,100	Daito Trust Construction Company, Ltd.	150,594
248	Deutsche EuroShop AG	7,216
4,250	Digital Realty Trust, Inc.	452,838
35,643	Douglas Emmett, Inc.	1,216,496
18,200	Duke Realty Corporation	471,380
11,962	Empire State Realty Trust, Inc.	170,219
4,210	Franklin Street Properties Corporation	26,228
619	Gaming and Leisure Properties, Inc.	20,000
2,222	GEO Group, Inc.	43,773
1,284	Getty Realty Corporation	37,762
1,133	Gladstone Commercial Corporation	20,303
59	Granite REIT	2,300
5,414	Healthcare Trust of America, Inc.	137,028
22,934	Highwoods Properties, Inc.	887,316
200	Hitachi High-Technologies Corporation	6,263
10,953	Hospitality Properties Trust	261,558
26,248	Host Hotels & Resorts, Inc.	437,554
53,353	Hudson Pacific Properties, Inc.	1,550,438
12,000	Hysan Development Company, Ltd.	57,065
24,624	Mirvac Group	38,889
49,253	Monmouth Real Estate Investment Corporation	610,737
5,427	National Storage Affiliates Trust	143,598
3,445	One Liberty Properties, Inc.	83,438
929	Outfront Media, Inc.	16,833
38,723	Physicians Realty Trust	620,730
8,675	QTS Realty Trust, Inc.	321,409
1,199	Quebecor, Inc.	25,241
975	RE/MAX Holdings, Inc.	29,981
43,053	Retail Properties of America, Inc.	467,125
3,000	Road King Infrastructure, Ltd.	5,333
1,172	Saul Centers, Inc.	55,342
8,994	SBA Communications Corporation[a]	1,456,039
7,640	Spirit Realty Capital, Inc.	269,310
1,656	St. Joe Company[a]	21,810
1,500	Swire Pacific, Ltd.	15,837
26,104	Terreno Realty Corporation	918,078
559	UMH Properties, Inc.	6,619
14,333	Urstadt Biddle Properties, Inc.	275,480
278	Wereldhave NV	8,650
20,897	Weyerhaeuser Company	456,808
8,600	Wing Tai Holdings, Ltd.	12,188

	Total	16,438,430

Utilities (0.6%)
2,095	Artesian Resources Corporation	73,053
3,222	Clearwater Energy, Inc., Class C	55,580
1,640	Consolidated Water Company, Ltd.	19,122
5,243	Enagas SA	141,729
6,900	Entergy Corporation	593,883
15,330	Exelon Corporation	691,383
9,649	MDU Resources Group, Inc.	230,032
1,127	Middlesex Water Company	60,125
1,702	National Fuel Gas Company	87,108
13,255	New Jersey Resources Corporation	605,356
9,317	NorthWestern Corporation	553,803
700	Osaka Gas Company, Ltd.	12,769
39,633	PG&E Corporation[a]	941,284
22,558	PNM Resources, Inc.	926,908
1,601	Portland General Electric Company	73,406
12,300	Public Service Enterprise Group, Inc.	640,215
8,632	Southwest Gas Holdings, Inc.	660,348

The accompanying Notes to Financial Statements are an integral part of this schedule.

7

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (47.0%)	Value
Utilities (0.6%) - continued
23,318	UGI Corporation	$1,244,015
704	Unitil Corporation	35,651

	Total	7,645,770

	Total Common Stock (cost $533,186,351)	591,250,993

	Registered Investment Companies (37.1%)

Affiliated (36.1%)
6,531,466	Thrivent Core International Equity Fund	55,844,034
5,119,589	Thrivent Core Low Volatility Equity Fund	49,967,186
1,979,361	Thrivent High Yield Portfolio	8,766,194
507,124	Thrivent Income Portfolio	4,893,743
3,831,301	Thrivent Large Cap Stock Portfolio	46,961,407
3,492,261	Thrivent Large Cap Value Portfolio	57,348,157
981,779	Thrivent Limited Maturity Bond Portfolio	9,545,640
3,959,672	Thrivent Mid Cap Stock Portfolio	67,778,100
13,049,795	Thrivent Partner Worldwide Allocation Portfolio	114,732,490
2,267,681	Thrivent Small Cap Stock Portfolio	39,335,419

	Total	455,172,370

Unaffiliated (1.0%)
3,477	Direxion Daily S&P 500	114,393
1,694	Direxion Daily Small Cap Bull 3X Shares	71,300
11,038	iShares Russell 2000 Growth Index Fund[c]	1,854,384
8,740	iShares Russell 2000 Index Fund	1,170,286
6,494	iShares Russell 2000 Value Index Fund	698,365
11,056	ProShares Ultra S&P 500[c]	1,026,218
2,063	ProShares UltraPro QQQ	76,414
3,946	ProShares UltraPro S&P 500	137,242
15,427	SPDR S&P 500 ETF Trust[c]	3,855,516
21,646	SPDR S&P Biotech ETF[c]	1,553,100
12,144	SPDR S&P Retail ETF[c]	497,783
4,448	SPDR S&P Semiconductor ETF	287,786
2,168	VanEck Vectors Semiconductor ETF	189,223
13,137	Vanguard Real Estate ETF	979,626

	Total	12,511,636

	Total Registered Investment Companies (cost $475,514,720)	467,684,006

Principal Amount	Long-Term Fixed Income (3.1%)
Collateralized Mortgage Obligations (<0.1%)
	MASTR Alternative Loans Trust
$20,916	2.956%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[e]	9,549
	Sequoia Mortgage Trust
73,570	3.931%, 9/20/2046, Ser. 2007-1, Class 4A1[e]	59,753
	WaMu Mortgage Pass Through Certificates
31,613	3.880%, 9/25/2036, Ser. 2006-AR10, Class 1A2[e]	29,584
49,101	3.881%, 10/25/2036, Ser. 2006-AR12, Class 1A1[e]	47,187

	Total	146,073

Commercial Mortgage-Backed Securities (<0.1%)
	Federal Home Loan Mortgage Corporation - REMIC
575,000	3.859%, 11/25/2028, Ser. K086, Class A2[e]	597,789

	Total	597,789

Mortgage-Backed Securities (1.4%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,840,000	4.000%, 1/1/2049[f]	1,875,750
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,175,000	3.500%, 1/1/2049[f]	5,175,719
4,690,000	4.000%, 1/1/2049[f]	4,782,431
4,230,000	4.500%, 1/1/2049[f]	4,382,241
1,200,000	5.000%, 1/1/2049[f]	1,257,344

	Total	17,473,485

U.S. Government & Agencies (1.7%)
	U.S. Treasury Bonds
290,000	2.250%, 11/15/2027	280,348
5,000,000	2.875%, 5/15/2028	5,080,411
120,000	3.000%, 5/15/2042	120,339
2,413,000	2.500%, 5/15/2046	2,180,191
	U.S. Treasury Bonds, TIPS
523,415	0.375%, 1/15/2027	497,209
1,343,862	0.375%, 7/15/2027	1,275,009
	U.S. Treasury Notes
360,000	1.000%, 10/15/2019	355,458
825,000	1.500%, 10/31/2019	817,294
650,000	1.750%, 11/30/2019	644,896
665,000	1.375%, 9/30/2020	651,841
2,500,000	2.750%, 11/30/2020	2,510,857
1,045,000	1.125%, 8/31/2021	1,008,553
940,000	2.000%, 11/30/2022	922,920
500,000	2.125%, 7/31/2024	489,134
1,930,000	2.250%, 11/15/2024	1,896,907
1,870,000	2.125%, 11/30/2024	1,825,386
171,256	0.750%, 7/15/2028	167,644
	U.S. Treasury Notes, TIPS
173,065	0.625%, 4/15/2023	170,199

	Total	20,894,596

	Total Long-Term Fixed Income (cost $39,146,397)	39,111,943

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
59	Henkel AG & Company KGaA	6,444

	Total	6,444

	Total Preferred Stock (cost $6,782)	6,444

The accompanying Notes to Financial Statements are an integral part of this schedule.

8

AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Collateral Held for Securities Loaned (0.8%)	Value
9,815,315	Thrivent Cash Management Trust	$9,815,315

	Total Collateral Held for Securities Loaned (cost $9,815,315)	9,815,315

Shares or Principal Amount	Short-Term Investments (14.1%)
	Federal Home Loan Bank Discount Notes
1,900,000	2.255%, 1/8/2019[g,h]	1,899,246
450,000	2.270%, 1/11/2019[g,h]	449,732
4,600,000	2.240%, 1/16/2019[g,h]	4,595,740
900,000	2.320%, 1/29/2019[g,h]	898,394
2,700,000	2.330%, 1/30/2019[g,h]	2,695,002
600,000	2.375%, 2/8/2019[g,h]	598,520
2,400,000	2.350%, 2/13/2019[g,h]	2,393,280
900,000	2.390%, 2/27/2019[g,h]	896,640
400,000	0.113%, 3/13/2019[g,h]	398,118
	Thrivent Core Short-Term Reserve Fund
16,199,597	2.670%	161,995,965

	Total Short-Term Investments (cost $176,820,323)	176,820,637

	Total Investments (cost $1,234,489,888) 102.1%	$1,284,689,338

	Other Assets and Liabilities, Net (2.1%)	(26,342,547)

	Total Net Assets 100.0%	$1,258,346,791

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $123,243 or 0.0% of total net assets.

c	All or a portion of the security is on loan.
d	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
e

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
h	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Aggressive Allocation Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$9,639,324

Total lending	$9,639,324
Gross amount payable upon return of collateral for securities loaned	$9,815,315

Net amounts due to counterparty	$175,991

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

LIBOR 1M	- ICE Libor USD Rate 1 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

9

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (16.3%)[a]	Value
Basic Materials (0.7%)
	Ball Metalpack Finco, LLC, Term Loan
$208,950	7.022%, (LIBOR 1M + 4.500%), 7/31/2025b,[c]	$202,159
	Big River Steel, LLC, Term Loan
419,687	7.803%, (LIBOR 3M + 5.000%), 8/23/2023[b]	414,441
	CONSOL Energy, Inc., Term Loan
405,900	8.530%, (LIBOR 1M + 6.000%), 11/28/2022[b]	408,944
	Contura Energy, Inc., Term Loan
1,005,000	7.387%, (LIBOR 1M + 5.000%), 11/9/2025[b]	992,438
	Pixelle Specialty Solutions, LLC, Term Loan
540,000	8.522%, (LIBOR 1M + 6.000%), 10/31/2024[b]	525,150
	Starfruit US Holdco, LLC, Term Loan
235,000	5.599%, (LIBOR 1M + 3.250%), 10/1/2025b,[c]	224,425

	Total	2,767,557

Capital Goods (1.0%)
	Advanced Disposal Services, Inc., Term Loan
369,684	4.669%, (LIBOR 1W + 2.250%), 11/10/2023[b]	354,549
	Flex Acquisition Company, Inc. Term Loan
319,200	5.599%, (LIBOR 1M + 3.250%), 6/22/2025[b]	301,484
	GFL Environmental, Inc., Term Loan
1,081,649	5.522%, (LIBOR 1M + 3.000%), 5/31/2025[b]	1,006,474
	Natgasoline, LLC, Term Loan
435,000	6.250%, (LIBOR 3M + 3.500%), 11/14/2025b,[c]	425,213
	Navistar, Inc., Term Loan
769,187	5.890%, (LIBOR 1M + 3.500%), 11/6/2024[b]	740,343
	Vertiv Group Corporation, Term Loan
1,123,174	6.707%, (LIBOR 3M + 4.000%), 11/15/2023[b]	1,016,472

	Total	3,844,535

Communications Services (3.2%)
	Altice France SA, Term Loan
344,750	5.272%, (LIBOR 1M + 2.750%), 7/31/2025[b]	314,757
1,165,000	6.455%, (LIBOR 1M + 4.000%), 1/31/2026[b]	1,098,012
	CBS Radio, Inc., Term Loan
126,256	5.256%, (LIBOR 1M + 2.750%), 11/17/2024[b]	118,681
	CenturyLink, Inc., Term Loan
1,207,800	5.272%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,124,462
	Charter Communications Operating, LLC, Term Loan
376,200	4.530%, (LIBOR 1M + 2.000%), 4/30/2025[b]	359,790
	CSC Holdings, LLC, Term Loan
635,325	4.705%, (LIBOR 1M + 2.250%), 7/17/2025[b]	601,335
	Frontier Communications Corporation, Term Loan
897,909	6.280%, (LIBOR 1M + 3.750%), 6/15/2024[b]	831,131
	Gray Television, Inc., Term Loan
370,934	4.599%, (LIBOR 1M + 2.250%), 2/7/2024[b]	355,170
350,000	0.000%, (LIBOR 3M + 2.500%), 11/2/2025[b,d,e]	337,501
	HCP Acquisition, LLC, Term Loan
616,962	5.522%, (LIBOR 1M + 3.000%), 5/16/2024[b]	593,635
	Intelsat Jackson Holdings SA, Term Loan
490,000	6.256%, (LIBOR 1M + 3.750%), 11/27/2023[b]	473,374
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
965,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	922,183
195,000	9.186%, (LIBOR 3M + 6.750%), 7/7/2023[b,c]	181,350
	Mediacom Illinois, LLC, Term Loan
342,413	4.170%, (LIBOR 1W + 1.750%), 2/15/2024[b]	325,864
	NEP Group, Inc., Term Loan
420,000	5.772%, (LIBOR 1M + 3.250%), 10/20/2025[b]	401,365
	Sprint Communications, Inc., Term Loan
1,424,625	5.063%, (LIBOR 1M + 2.500%), 2/3/2024[b]	1,352,211
300,000	5.563%, (LIBOR 1M + 3.000%), 2/3/2024[b]	289,500
	Syniverse Holdings, Inc., Term Loan
203,462	7.455%, (LIBOR 1M + 5.000%), 3/9/2023[b]	181,421
	TNS, Inc., Term Loan
288,500	6.710%, (LIBOR 3M + 4.000%), 8/14/2022[b]	285,254
	Unitymedia Finance, LLC, Term Loan
360,000	4.705%, (LIBOR 1M + 2.250%), 1/15/2026[b]	346,799
	Univision Communications, Inc., Term Loan
999,050	5.272%, (LIBOR 1M + 2.750%), 3/15/2024[b]	902,062
	Virgin Media Bristol, LLC, Term Loan
960,000	4.955%, (LIBOR 1M + 2.500%), 1/15/2026[b]	907,085
	Windstream Services, LLC, Term Loan
203,439	6.460%, (LIBOR 1M + 4.000%), 3/30/2021[b]	180,697

	Total	12,483,639

Consumer Cyclical (2.1%)
	Boyd Gaming Corporation, Term Loan
296,260	4.666%, (LIBOR 1W + 2.250%), 9/15/2023[b]	284,780

The accompanying Notes to Financial Statements are an integral part of this schedule.

10

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (16.3%)[a]	Value
Consumer Cyclical (2.1%) - continued
	Cengage Learning, Inc., Term Loan
$931,098	6.754%, (LIBOR 1M + 4.250%), 6/7/2023[b]	$794,925
	Eldorado Resorts, Inc., Term Loan
217,743	4.500%, (LIBOR 2M + 2.000%), 4/17/2024[b]	207,764
	Four Seasons Hotels, Ltd., Term Loan
569,192	4.522%, (LIBOR 1M + 2.000%), 11/30/2023[b]	544,899
	Golden Entertainment, Inc., Term Loan
1,059,300	5.530%, (LIBOR 1M + 3.000%), 10/20/2024[b,c]	1,011,632
170,000	9.530%, (LIBOR 1M + 7.000%), 10/20/2025[b]	162,775
	Golden Nugget, LLC, Term Loan
806,267	5.237%, (LIBOR 3M + 2.750%), 10/4/2023[b]	774,017
	Mohegan Gaming and Entertainment, Term Loan
907,402	6.522%, (LIBOR 1M + 4.000%), 10/13/2023[b]	805,772
	Neiman Marcus Group, Ltd., LLC, Term Loan
332,383	5.630%, (LIBOR 1M + 3.250%), 10/25/2020[b]	279,929
	Scientific Games International, Inc., Term Loan
1,588,000	5.250%, (LIBOR 1M + 2.750%), 8/14/2024[b]	1,486,479
	Seminole Hard Rock Entertainment, Inc., Term Loan
43,068	5.146%, (PRIME + 1.750%), 5/14/2020[b]	42,350
	Stars Group Holdings BV, Term Loan
1,019,875	6.303%, (LIBOR 3M + 3.500%), 7/10/2025[b]	983,333
	Tenneco, Inc., Term Loan
650,000	5.272%, (LIBOR 1M + 2.750%), 10/1/2025[b]	609,050

	Total	7,987,705

Consumer Non-Cyclical (3.1%)
	Air Medical Group Holdings, Inc., Term Loan
1,786,950	5.682%, (LIBOR 1M + 3.250%), 4/28/2022[b]	1,664,651
	Albertson’s, LLC, Term Loan
728,345	5.691%, (LIBOR 3M + 3.000%), 6/22/2023[b]	690,107
1,250,000	5.522%, (LIBOR 1M + 3.000%), 11/16/2025[b]	1,182,813
	Amneal Pharmaceuticals, LLC, Term Loan
636,652	6.063%, (LIBOR 1M + 3.500%), 5/4/2025[b]	602,165
	Bausch Health Companies, Inc., Term Loan
1,169,438	5.379%, (LIBOR 1M + 3.000%), 6/1/2025[b]	1,114,544
	CHS/Community Health Systems, Inc., Term Loan
526,882	5.957%, (LIBOR 3M + 3.250%), 1/27/2021[b]	505,432
	Endo International plc, Term Loan
987,326	6.813%, (LIBOR 1M + 4.250%), 4/27/2024[b]	933,024
	Energizer Holdings, Inc., Term Loan
320,000	0.000%, (LIBOR 3M + 2.250%), 12/17/2025[b,d,e]	308,400
	Grifols Worldwide Operations USA, Inc., Term Loan
594,412	4.669%, (LIBOR 1W + 2.250%), 1/31/2025[b]	569,233
	JBS USA LUX SA, Term Loan
1,193,738	5.260%, (LIBOR 1M + 2.500%), 10/30/2022[b]	1,145,988
	Libbey Glass, Inc., Term Loan
298,111	5.387%, (LIBOR 1M + 3.000%), 4/9/2021[b]	284,199
	McGraw-Hill Global Education Holdings, LLC, Term Loan
784,811	6.522%, (LIBOR 1M + 4.000%), 5/4/2022[b]	706,573
	Ortho-Clinical Diagnostics SA, Term Loan
1,275,575	5.756%, (LIBOR 1M + 3.250%), 6/1/2025[b]	1,180,302
	Plantronics, Inc., Term Loan
648,375	5.022%, (LIBOR 1M + 2.500%), 7/2/2025[b]	622,602
	Revlon Consumer Products Corporation, Term Loan
535,415	6.207%, (LIBOR 3M + 3.500%), 9/7/2023[b]	378,040

	Total	11,888,073

Energy (1.0%)
	BCP Raptor II, LLC, Term Loan
405,000	7.143%, (LIBOR 2M + 4.750%), 12/19/2025[b]	374,119
	Calpine Corporation, Term Loan
602,199	5.310%, (LIBOR 3M + 2.500%), 1/15/2024[b]	571,054
	Consolidated Energy Finance SA, Term Loan
398,000	4.932%, (LIBOR 1M + 2.500%), 5/7/2025b,[c]	385,065
	HFOTCO, LLC, Term Loan
970,125	5.280%, (LIBOR 1M + 2.750%), 6/26/2025[b]	948,297
	MEG Energy Corporation, Term Loan
71,175	6.030%, (LIBOR 1M + 3.500%), 12/31/2023[b]	69,484
	Radiate Holdco, LLC, Term Loan
1,564,081	5.522%, (LIBOR 1M + 3.000%), 2/1/2024[b]	1,471,941

	Total	3,819,960

The accompanying Notes to Financial Statements are an integral part of this schedule.

11

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (16.3%)[a]	Value
Financials (3.2%)
	Air Methods Corporation, Term Loan
$1,130,956	6.303%, (LIBOR 3M + 3.500%), 4/21/2024[b]	$890,221
	Avolon TLB Borrower 1 US, LLC, Term Loan
1,072,541	4.470%, (LIBOR 1M + 2.000%), 1/15/2025[b]	1,028,749
	Cyxtera DC Holdings, Inc., Term Loan
192,075	5.380%, (LIBOR 1M + 3.000%), 5/1/2024[b]	183,432
105,000	9.630%, (LIBOR 1M + 7.250%), 5/1/2025[b]	96,075
	Digicel International Finance, Ltd., Term Loan
955,328	5.960%, (LIBOR 3M + 3.250%), 5/10/2024[b]	864,572
	DJO Finance, LLC, Term Loan
195,054	5.709%, (LIBOR 1M + 3.250%), 6/7/2020[b]	192,226
	Genworth Holdings, Inc., Term Loan
173,687	6.955%, (LIBOR 1M + 4.500%), 3/7/2023[b,c]	170,214
	GGP Nimbus LP, Term Loan
1,055,000	5.022%, (LIBOR 1M + 2.500%), 8/24/2025[b]	992,027
	Grizzly Finco, Term Loan
718,200	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b]	700,245
	Harland Clarke Holdings Corporation, Term Loan
855,354	7.553%, (LIBOR 3M + 4.750%), 11/3/2023[b]	770,032
	INEOS U.S. Finance, LLC, Term Loan
1,311,750	4.522%, (LIBOR 1M + 2.000%), 3/31/2024[b]	1,236,324
	Level 3 Parent, LLC, Term Loan
1,275,000	4.754%, (LIBOR 1M + 2.250%), 2/22/2024[b]	1,208,062
	MoneyGram International, Inc., Term Loan
648,089	5.772%, (LIBOR 1M + 3.250%), 3/28/2020[b]	530,137
	Sable International Finance, Ltd., Term Loan
1,705,000	5.772%, (LIBOR 1M + 3.250%), 1/31/2026[b]	1,640,449
	Trans Union, LLC, Term Loan
615,842	4.522%, (LIBOR 1M + 2.000%), 4/9/2023[b]	591,209
	Tronox Finance, LLC, Term Loan
332,610	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b,d,e]	322,156
767,562	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b,d,e]	743,437

	Total	12,159,567

Technology (1.1%)
	First Data Corporation, Term Loan
1,620,000	4.504%, (LIBOR 1M + 2.000%), 4/26/2024[b]	1,543,860
	Micron Technology, Inc., Term Loan
823,664	4.280%, (LIBOR 1M + 1.750%), 4/26/2022[b]	807,191
	Rackspace Hosting, Inc., Term Loan
1,257,372	5.582%, (LIBOR 3M + 3.000%), 11/3/2023[b]	1,106,487
	SS&C Technologies Holdings Europe SARL, Term Loan
223,363	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	210,281
	SS&C Technologies, Inc., Term Loan
588,861	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	554,371

	Total	4,222,190

Transportation (0.1%)
	WideOpenWest Finance, LLC, Term Loan
595,462	5.720%, (LIBOR 1M + 3.250%), 8/19/2023[b]	550,058

	Total	550,058

Utilities (0.8%)
	Arctic LNG Carriers, Ltd., Term Loan
1,231,250	7.022%, (LIBOR 1M + 4.500%), 5/18/2023[b,c]	1,188,156
	Core and Main, LP, Term Loan
490,050	5.721%, (LIBOR 3M + 3.000%), 8/1/2024[b]	472,492
	EnergySolutions, LLC, Term Loan
348,250	6.553%, (LIBOR 3M + 3.750%), 5/11/2025[b]	320,390
	GIP III Stetson I, LP, Term Loan
485,000	6.695%, (LIBOR 3M + 4.250%), 7/18/2025[b]	466,206
	Talen Energy Supply, LLC, Term Loan
412,441	6.522%, (LIBOR 1M + 4.000%), 7/6/2023[b]	406,081
	TerraForm Power Operating, LLC, Term Loan
317,594	4.522%, (LIBOR 1M + 2.000%), 11/8/2022[b]	306,215

	Total	3,159,540

	Total Bank Loans (cost $66,591,784)	62,882,824

Shares	Common Stock (44.8%)
Communications Services (2.6%)
5,508	Activision Blizzard, Inc.	256,508
1,076	Alphabet, Inc., Class Af	1,124,377
918	Alphabet, Inc., Class Cf	950,690
14,517	AT&T, Inc.	414,315
24,523	Auto Trader Group plc[g]	142,317
8,666	CBS Corporation	378,878
587	Charter Communications, Inc.[f]	167,277
24,690	Comcast Corporation	840,694
13,355	DISH Network Corporation[f]	333,474
5,889	Facebook, Inc.[f]	771,989
1,462	Ipsos SA	34,398
235,324	ITV plc	374,557
2,500	Kakaku.com, Inc.	44,222

The accompanying Notes to Financial Statements are an integral part of this schedule.

12

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (44.8%)	Value
Communications Services (2.6%) - continued
125,624	KCOM Group plc	$116,888
1,900	KDDI Corporation	45,400
19,349	Mediaset Espana Comunicacion SA	121,632
10,100	NTT DOCOMO, Inc.	226,939
5,795	ProSiebenSat.1 Media AG	103,114
19,505	Seven West Media, Ltd.[f]	7,559
39,099	Telenor ASA	759,314
128,994	Telstra Corporation, Ltd.	258,873
14,400	TV Asahi Holdings Corporation	259,264
15,724	Twitter, Inc.[f]	451,908
26,920	Verizon Communications, Inc.	1,513,442
3,253	Wolters Kluwer NV	191,300

	Total	9,889,329

Consumer Discretionary (4.7%)
1,154	Amazon.com, Inc.[f]	1,733,273
20,035	American Axle & Manufacturing Holdings, Inc.[f]	222,388
1,900	AOKI Holdings, Inc.	22,255
1,600	Aoyama Trading Company, Ltd.	38,375
4,062	Aptiv plc	250,097
3,000	Autobacs Seven Company, Ltd.	49,723
6,100	Benesse Holdings, Inc.	155,175
4,161	Berkeley Group Holdings plc	184,553
318	Booking Holdings, Inc.[f]	547,730
1,129	Bovis Homes Group plc	12,394
25,000	Bridgestone Corporation	959,146
1,267	Bright Horizons Family Solutions, Inc.[f]	141,207
26,091	Bunzl plc	787,917
6,123	Burberry Group plc	134,455
10,030	Caesars Entertainment Corporationf,[h]	68,104
1,313	Carnival plc	63,053
1,186	Century Casinos, Inc.[f]	8,765
3,136	Children’s Place, Inc.	282,522
2,400	Chiyoda Company, Ltd.	38,548
23,800	Citizen Watch Company, Ltd.	117,210
1,459	Compass Group plc	30,704
6,619	Core-Mark Holding Company, Inc.	153,892
4,737	Countryside Properties plc[g]	18,379
13,155	Crocs, Inc.[f]	341,767
5,171	D.R. Horton, Inc.	179,227
2,400	DCM Holdings Company, Ltd.	25,117
14,500	Denso Corporation	641,881
3,343	Dollar Tree, Inc.[f]	301,940
1,009	Emerald Expositions Events, Inc.	12,451
400	Exedy Corporation	9,771
2,550	Expedia Group, Inc.	287,257
2,471	G-III Apparel Group, Ltd.[f]	68,916
8,558	Harley-Davidson, Inc.	291,999
5,127	Home Depot, Inc.	880,921
18,000	Honda Motor Company, Ltd.	474,211
11,064	Inchcape plc	77,855
3,326	Las Vegas Sands Corporation	173,118
12,880	Lowe’s Companies, Inc.	1,189,597
2,500	Lululemon Athletica, Inc.[f]	304,025
12,630	Magna International, Inc.	574,033
17,214	Marks and Spencer Group plc	53,990
1,879	McDonald’s Corporation	333,654
10,944	Moneysupermarket.com Group plc	38,424
1,082	Netflix, Inc.[f]	289,608
2,410	Next plc	122,710
14,400	NHK Spring Company, Ltd.	125,809
6,299	NIKE, Inc.	467,008
115,900	Nissan Motor Company, Ltd.	927,121
1,570	Oxford Industries, Inc.	111,533
13,772	Peugeot SA	293,727
1,600	Plenus Company, Ltd.[h]	27,762
7,958	Red Rock Resorts, Inc.	161,627
14,194	Redrow plc	88,907
3,150	RHf	377,433
4,353	Ross Stores, Inc.	362,170
4,200	Sangetsu Company, Ltd.	76,406
700	Sankyo Company, Ltd.	26,621
63,200	Sekisui House, Ltd.	928,097
3,300	SHIMAMURA Company, Ltd.	252,699
2,927	SmartCentres Real Estate Investment Trust	66,100
880	Stamps.com, Inc.[f]	136,963
8,800	Sumitomo Rubber Industries, Ltd.	103,601
7,535	Super Retail Group, Ltd.	37,344
800	Takara Standard Company, Ltd.	11,969
11,513	Toll Brothers, Inc.	379,123
16,700	Toyoda Gosei Company, Ltd.	328,769
400	TS Tech Company, Ltd.	11,018
400	United Arrows, Ltd.	12,746
56,200	Yahoo Japan Corporation	139,810
3,857	Zumiez, Inc.[f]	73,939

	Total	18,220,639

Consumer Staples (2.9%)
3,055	Altria Group, Inc.	150,886
2,500	Arcs Company, Ltd.	55,671
4,038	Bunge, Ltd.	215,791
1,717	Carlsberg AS	182,653
2,020	Casey’s General Stores, Inc.	258,843
11,082	Colgate-Palmolive Company	659,601
19,907	Cott Corporation	277,504
18,563	Empire Company, Ltd.	392,009
3,555	ForFarmers BV	32,741
799	Glanbia plc	15,005
21,558	Hain Celestial Group, Inc.[f]	341,910
29,258	Imperial Brands plc	888,031
53,600	Japan Tobacco, Inc.	1,273,595
3,124	John B. Sanfilippo & Son, Inc.	173,882
2,190	Kimberly-Clark Corporation	249,529
20,081	Koninklijke Ahold Delhaize NV	507,291
5,318	Kroger Company	146,245
510	L’Oreal SA	116,700
800	Ministop Company, Ltd.	14,997
5,811	Monster Beverage Corporation[f]	286,017
11,006	PepsiCo, Inc.	1,215,943
3,566	Philip Morris International, Inc.	238,066
2,800	Sugi Holdings Company, Ltd.	110,665
25,308	SunOpta, Inc.[f]	97,942
8,160	Swedish Match AB	321,238
4,825	TreeHouse Foods, Inc.[f]	244,676
7,092	Turning Point Brands, Inc.	193,044
14,602	Unilever NV	791,024
20,925	Unilever plc	1,098,621
8,890	Wal-Mart Stores, Inc.	828,103

	Total	11,378,223

Energy (2.0%)
8,901	Anadarko Petroleum Corporation	390,220
6,260	BP plc ADR	237,379
46,368	Callon Petroleum Company[f]	300,928
11,171	Chevron Corporation	1,215,293
6,067	Contura Energy, Inc.[f]	398,845
2,800	Diamondback Energy, Inc.	259,560
1,903	Eni SPA	30,062

The accompanying Notes to Financial Statements are an integral part of this schedule.

13

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (44.8%)	Value
Energy (2.0%) - continued
3,240	EQT Corporation	$61,204
25,272	Euronav NV	175,135
12,887	Exxon Mobil Corporation	878,764
571	Gaztransport Et Technigaz SA	43,910
11,208	Halliburton Company	297,909
34,170	Marathon Oil Corporation	489,998
4,927	Marathon Petroleum Corporation	290,742
7,881	Nine Energy Service, Inc.[f]	177,638
267	OMV AG	11,661
19,091	Pacific Drilling SAf	254,865
18,625	Patterson-UTI Energy, Inc.	192,769
2,514	Phillips 66	216,581
3,214	Pioneer Natural Resources Company	422,705
1,716	Royal Dutch Shell plc, Class A	50,507
35,667	Royal Dutch Shell plc, Class B	1,066,354
3,292	Talos Energy, Inc.[f]	53,725
61,840	Weatherford International plc[f]	34,569
808	Whiting Petroleum Corporation[f]	18,333
21,723	WPX Energy, Inc.[f]	246,556

	Total	7,816,212

Financials (7.9%)
6,001	Aareal Bank AG	185,294
8,940	Aflac, Inc.	407,306
2,570	Allianz SE	516,456
7,452	Allstate Corporation	615,759
15,300	Ally Financial, Inc.	346,698
3,122	American Express Company	297,589
5,578	American Financial Group, Inc.	504,976
5,020	American International Group, Inc.	197,838
20,048	Apollo Investment Corporation	248,595
28,005	Ares Capital Corporation	436,318
1,212	Argo Group International Holdings, Ltd.	81,507
23,620	Assured Guaranty, Ltd.	904,174
2,289	ASX, Ltd.	96,721
25,077	Australia and New Zealand Banking Group, Ltd.	433,297
26,628	Banca Monte dei Paschi di Siena SPA[f,h]	45,660
7,149	BancorpSouth Bank	186,875
83,814	Bank of America Corporation	2,065,177
308	Bank of Marin Bancorp	12,702
301	Bank of New York Mellon Corporation	14,168
19,059	Bankinter SA	152,932
3,364	Berkshire Hathaway, Inc.[f]	686,862
12,140	Blackstone Group, LP	361,893
1,457	BOK Financial Corporation	106,842
8,616	BrightSphere Investment Group	92,019
18,255	CaixaBank SA	66,109
12,473	Capital One Financial Corporation	942,834
1,986	Central Pacific Financial Corporation	48,359
1,942	Charles Schwab Corporation	80,651
2,830	Chubb, Ltd.	365,579
33,615	CI Financial Corporation	425,481
39,278	Citigroup, Inc.	2,044,813
20,779	CNP Assurances	441,066
3,360	Comerica, Inc.	230,798
1,246	Community Trust Bancorp, Inc.	49,354
37,480	Direct Line Insurance Group plc	152,354
6,615	Discover Financial Services	390,153
35,418	DnB ASA	568,518
3,099	Dynex Capital, Inc.	17,726
9,047	E*TRADE Financial Corporation	396,982
2,033	Ellington Residential Mortgage REIT	20,798
2,546	Enterprise Financial Services Corporation	95,806
7,500	Euronext NVg	432,132
313	FBL Financial Group, Inc.	20,548
23,200	Fifth Third Bancorp	545,896
370	Financial Institutions, Inc.	9,509
21,704	Finecobank Banca Fineco SPA	218,374
2,571	First Busey Corporation	63,092
335	First Defiance Financial Corporation	8,211
140	First Financial Corporation	5,621
4,877	First Hawaiian, Inc.	109,781
4,615	First Interstate BancSystem, Inc.	168,724
239	First Mid-Illinois Bancshares, Inc.	7,629
4,550	First Republic Bank	395,395
66,501	FlexiGroup, Ltd.	63,522
7,040	Genworth MI Canada, Inc.[h]	207,302
2,487	Goldman Sachs Group, Inc.	415,453
1,668	Great Southern Bancorp, Inc.	76,778
3,752	Hamilton Lane, Inc.	138,824
5,685	Hancock Whitney Corporation	196,985
3,723	Hannover Rueckversicherung SE	501,750
16,757	Hartford Financial Services Group, Inc.	744,849
16,036	Heritage Commerce Corporation	181,848
958	Hometrust Bancshares, Inc.	25,080
3,503	Horace Mann Educators Corporation	131,187
3,594	Houlihan Lokey, Inc.	132,259
45,740	Huntington Bancshares, Inc.	545,221
3,234	IBERIABANK Corporation	207,882
433	Independent Bank Corporation	9,102
4,228	Intercontinental Exchange, Inc.	318,495
6,784	Investment Technology Group, Inc.	205,148
6,280	J.P. Morgan Chase & Company	613,054
3,442	Kemper Corporation	228,480
33,970	KeyCorp	502,077
646	Lakeland Bancorp, Inc.	9,567
504	Markel Corporation[f]	523,177
375,988	Medibank Private, Ltd.	680,682
8,597	Meridian Bancorp, Inc.	123,109
7,830	MetLife, Inc.	321,500
3,229	MidWestOne Financial Group, Inc.	80,176
8,773	Morgan Stanley	347,849
1,493	National Bank Holdings Corporation	46,089
3,394	National Bank of Canada	139,345
2,245	Paragon Banking Group plc	11,050
3,193	Pargesa Holding SA	230,286
10,334	PCSB Financial Corporation	202,133
266	Peapack-Gladstone Financial Corporation	6,698
2,407	Primerica, Inc.	235,188
6,668	Principal Financial Group, Inc.	294,526
5,411	Provident Financial Services, Inc.	130,567
2,560	Prudential Financial, Inc.	208,768
214	QCR Holdings, Inc.	6,867
16,400	Radian Group, Inc.	268,304
5,010	Raymond James Financial, Inc.	372,794
468	S&P Global, Inc.	79,532
3,073	Sandy Spring Bancorp, Inc.	96,308
7,913	Santander Consumer USA Holdings Inc.	139,190
7,721	Seacoast Banking Corporation of Florida[f]	200,900
2,600	Senshu Ikeda Holdings, Inc.	7,099
8,795	SLM Corporation[f]	73,086
3,225	State Auto Financial Corporation	109,779
2,414	State Street Corporation	152,251

The accompanying Notes to Financial Statements are an integral part of this schedule.

14

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (44.8%)	Value
Financials (7.9%) - continued
2,540	Stifel Financial Corporation	$105,207
2,374	Sun Life Financial, Inc.	78,757
1,592	SunTrust Banks, Inc.	80,301
7,303	Synovus Financial Corporation	233,623
3,612	Topdanmark AS	168,569
4,489	TrustCo Bank Corporation	30,795
7,640	U.S. Bancorp	349,148
4,490	United Community Banks, Inc.	96,355
218	Washington Trust Bancorp, Inc.	10,362
6,897	Wells Fargo & Company	317,814
28,765	Zions Bancorporations NA	1,171,886

	Total	30,504,884

Health Care (6.8%)
7,534	Agilent Technologies, Inc.	508,244
184	Allergan plc	24,593
4,672	Amgen, Inc.	909,498
2,939	Amplifon SPA	47,453
2,268	Anthem, Inc.	595,645
5,922	Baxter International, Inc.	389,786
1,042	Becton, Dickinson and Company	234,783
2,621	Biogen, Inc.[f]	788,711
2,240	BioMarin Pharmaceutical, Inc.[f]	190,736
4,797	Catalent, Inc.[f]	149,570
1,150	Cigna Holding Company	218,408
12,207	CVS Health Corporation	799,803
9,383	Danaher Corporation	967,575
4,790	Edwards Lifesciences Corporation[f]	733,684
1,826	Eli Lilly and Company	211,305
8,341	Gilead Sciences, Inc.	521,730
55,284	GlaxoSmithKline plc	1,053,604
1,814	GN Store Nord AS	67,969
20,704	Halozyme Therapeutics, Inc.[f]	302,900
963	Heska Corporation[f]	82,914
1,427	Illumina, Inc.[f]	428,000
468	Intuitive Surgical, Inc.[f]	224,135
150	Jazz Pharmaceuticals, Inc.[f]	18,594
15,349	Johnson & Johnson	1,980,788
2,400	KYORIN Holdings, Inc.	52,426
3,074	LHC Group, Inc.[f]	288,587
1,525	Ligand Pharmaceuticals, Inc.[f]	206,943
381	LNA Sante	19,008
13,331	Medtronic plc	1,212,588
17,180	Merck & Company, Inc.	1,312,724
3,789	Neurocrine Biosciences, Inc.[f]	270,572
14,136	Novartis AG	1,210,667
31,283	Novo Nordisk AS	1,436,737
3,077	NuVasive, Inc.[f]	152,496
3,777	Omnicell, Inc.[f]	231,303
7,205	Optinose, Inc.[f]	44,671
2,690	PerkinElmer, Inc.	211,300
39,714	Pfizer, Inc.	1,733,516
800	Recordati SPA	27,704
4,949	Roche Holding AG	1,228,633
5,682	Syneos Health, Inc.[f]	223,587
815	Teleflex, Inc.	210,661
11,325	Teva Pharmaceutical Industries, Ltd. ADR[f]	174,632
4,638	Thermo Fisher Scientific, Inc.	1,037,938
8,755	UnitedHealth Group, Inc.	2,181,046
3,150	Universal Health Services, Inc.	367,164
14,650	Valeant Pharmaceuticals International, Inc.[f]	270,586
1,544	Vertex Pharmaceuticals, Inc.[f]	255,856
1,197	West Pharmaceutical Services, Inc.	117,342
1,837	Zoetis, Inc.	157,137

	Total	26,086,252

Industrials (6.1%)

14,011	ACS Actividades de Construccion y Servicios, SAf	542,328
2,200	Acuity Brands, Inc.	252,890
8,025	AGCO Corporation	446,752
6,892	AMETEK, Inc.	466,588
2,265	Arcosa, Inc.[f]	62,718
2,400	Asahi Glass Company, Ltd.	74,599
23,174	Atlas Copco AB, Class A	552,886
20,673	Atlas Copco AB, Class B	452,982
649	AZZ, Inc.	26,194
2,461	Boeing Company	793,672
4,683	Brink’s Company	302,756
1,593	BWX Technologies, Inc.	60,900
2,441	CIA De Distribucion Integral	61,079
1,955	Crane Company	141,112
16,554	CSX Corporation	1,028,500
1,087	Curtiss-Wright Corporation	111,004
10,710	Delta Air Lines, Inc.	534,429
1,720	Dycom Industries, Inc.[f]	92,949
4,324	EMCOR Group, Inc.	258,100
7,366	Emerson Electric Company	440,118
4,377	Encore Wire Corporation	219,638
1,677	Ferguson plc	107,157
3,233	General Dynamics Corporation	508,260
2,699	Genesee & Wyoming, Inc.[f]	199,780
500	Glory, Ltd.	11,244
289	Gorman-Rupp Company	9,366
1,552	Granite Construction, Inc.	62,515
32,976	GWA Group, Ltd.	64,613
5,900	Hino Motors, Ltd.	55,557
3,500	Hitachi Zosen Corporation	10,609
822	Hochtief AG	111,012
12,181	Honeywell International, Inc.	1,609,354
3,500	Huntington Ingalls Industries, Inc.	666,085
1,213	Illinois Tool Works, Inc.	153,675
3,900	Inaba Denki Sangyo Company, Ltd.	145,733
5,140	Ingersoll-Rand plc	468,922
21,190	KeyW Holding Corporation[f]	141,761
1,225	Kirby Corporation[f]	82,516
3,832	Lincoln Electric Holdings, Inc.	302,153
2,136	Lindsay Corporation	205,590
2,069	Lockheed Martin Corporation	541,747
1,008	Masonite International Corporation[f]	45,189
13,977	Meggitt plc	83,960
3,000	Mitsuboshi Belting, Ltd.	57,715
3,300	Mitsui & Company, Ltd.	50,699
2,721	Monadelphous Group, Ltd.	26,402
19,503	MRC Global, Inc.[f]	238,522
12,813	National Express Group plc	61,080
9,369	Nexeo Solutions, Inc.[f]	80,480
9,800	Nitto Kogyo Corporation	155,326
5,470	Nobina ABg	36,895
4,017	Norfolk Southern Corporation	600,702
3,906	Northgate plc	18,789
6,416	Oshkosh Corporation	393,365
28,095	PageGroup plc	161,390
12,777	Primoris Services Corporation	244,424
1,865	Raven Industries, Inc.	67,494
1,108	Raytheon Company	169,912
2,972	Regal-Beloit Corporation	208,189
11,830	RELX plc	243,405
33,536	RELX plc	691,526

The accompanying Notes to Financial Statements are an integral part of this schedule.

15

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (44.8%)	Value
Industrials (6.1%) - continued
1,984	Ritchie Brothers Auctioneers, Inc.	$64,916
881	Rockwool International AS	230,385
15,617	Sandvik AB	223,765
2,687	Schindler Holding AG, Participation Certificate	533,512
4,087	Schneider Electric SE	277,227
4,250	SiteOne Landscape Supply, Inc.[f]	234,898
22,474	SKF AB	341,574
256	Societe BIC SA	26,152
16,400	Southwest Airlines Company	762,272
1,573	Spirax-Sarco Engineering plc	125,204
459	Standex International Corporation	30,836
52,400	Sumitomo Electric Industries, Ltd.	693,951
1,500	Taikisha, Ltd.	39,931
4,505	Terex Corporation	124,203
4,200	Toppan Forms Company, Ltd.	32,991
9,100	Toppan Printing Company, Ltd.	133,763
6,129	Transcontinental, Inc.	86,646
1,507	TransUnion	85,598
3,100	Tsubakimoto Chain Company	101,382
71	UniFirst Corporation	10,158
5,950	United Continental Holdings, Inc.[f]	498,194
3,010	United Parcel Service, Inc.	293,565
7,062	United Technologies Corporation	751,962
1,192	Valmont Industries, Inc.	132,252
3,450	Verisk Analytics, Inc.[f]	376,188
4,585	Vinci SA	377,034
3,953	WABCO Holdings, Inc.[f]	424,315
3,051	Waste Connections, Inc.	226,537
1,466	XPO Logistics, Inc.[f]	83,621
1,700	Yuasa Trading Company, Ltd.	48,576

	Total	23,386,915

Information Technology (7.5%)
27,639	Advanced Micro Devices, Inc.[f]	510,216
9,850	Akamai Technologies, Inc.[f]	601,638
3,350	Alliance Data Systems Corporation	502,768
8,324	Amadeus IT Holding SA	579,164
6,341	Amphenol Corporation	513,748
2,896	ANSYS, Inc.[f]	413,954
11,212	Apple, Inc.	1,768,581
845	Arista Networks, Inc.[f]	178,041
2,097	Autodesk, Inc.[f]	269,695
4,652	Automatic Data Processing, Inc.	609,970
2,297	Blackline, Inc.[f]	94,062
1,761	Booz Allen Hamilton Holding Corporation	79,368
30,200	Canon, Inc.	830,974
7,030	Capgemini SA	699,240
17,433	CGI Group, Inc.[f]	1,066,258
18,238	Ciena Corporation[f]	618,451
72,814	Cisco Systems, Inc.	3,155,031
8,261	Clearwater Energy, Inc., Class A	139,776
4,438	Cognizant Technology Solutions Corporation	281,724
4,905	Computershare, Ltd.	59,445
1,236	Dialog Semiconductor plc[f]	32,029
5,894	Dolby Laboratories, Inc.	364,485
8,303	Fiserv, Inc.[f]	610,187
1,732	Guidewire Software, Inc.[f]	138,958
26,549	Halma plc	462,495
1,306	Intel Corporation	61,291
471	Kulicke and Soffa Industries, Inc.	9,547
574	Lam Research Corporation	78,162
4,090	M/A-COM Technology Solutions Holdings, Inc.[f]	59,346
8,864	MasterCard, Inc.	1,672,194
11,700	Micron Technology, Inc.[f]	371,241
28,523	Microsoft Corporation	2,897,081
729	Monolithic Power Systems, Inc.	84,746
152	Motorola Solutions, Inc.	17,486
7,871	National Instruments Corporation	357,186
5,200	NEC Networks & System Integration Corporation	115,701
794	NVIDIA Corporation	105,999
1,869	NXP Semiconductors NV	136,960
29,497	Oracle Corporation	1,331,790
3,300	Otsuka Corporation	90,821
7,677	PayPal Holdings, Inc.[f]	645,559
1,743	Pegasystems, Inc.	83,368
4,998	Plexus Corporation[f]	255,298
921	Q2 Holdings, Inc.[f]	45,636
5,189	Red Hat, Inc.[f]	911,396
2,382	Rogers Corporation[f]	235,961
2,100	Ryoyo Electro Corporation	29,473
4,519	SailPoint Technologies Holdings, Inc.[f]	106,151
5,656	Salesforce.com, Inc.[f]	774,702
28,600	Shinko Electric Industries Company, Ltd.	182,225
372	Siltronic AG	30,951
6,066	Synopsys, Inc.[f]	511,000
8,250	Teradata Corporation[f]	316,470
9,200	Teradyne, Inc.	288,696
11,553	Texas Instruments, Inc.	1,091,759
1,000	Tokyo Seimitsu Company, Ltd.	25,194
638	VeriSign, Inc.[f]	94,609
6,679	Virtusa Corporation[f]	284,459
5,783	Visa, Inc.	763,009
3,534	Xilinx, Inc.	300,991
6,502	Zix Corporation[f]	37,256

	Total	28,983,972

Materials (2.3%)
6,630	Alcoa Corporation[f]	176,225
1,188	Balchem Corporation	93,080
7,200	Ball Corporation	331,056
22,718	BHP Billiton, Ltd.	549,118
39,508	BHP Group plc	834,844
4,819	Celanese Corporation	433,565
7,390	CF Industries Holdings, Inc.	321,539
3,012	Chemours Company	84,999
300	Daido Steel Company, Ltd.	11,772
6,020	Eastman Chemical Company	440,122
12,930	Evonik Industries AG	322,748
831	Fuchs Petrolub SE	34,355
10,031	Granges AB	91,083
5,754	Hexpol AB	45,665
2,300	Hitachi Chemical Company, Ltd.	34,601
2,700	Hokuetsu Corporation	12,261
13,600	JSR Corporation	204,143
914	Kadant, Inc.	74,455
20,200	Kuraray Company, Ltd.	284,104
9,800	Kyoei Steel, Ltd.[h]	147,818
1,600	Lintec Corporation	34,366
8,158	Methanex Corporation	392,971
21,300	Mitsubishi Gas Chemical Company, Inc.	319,065
15,331	Mondi plc	319,310
10,400	Nippon Kayaku Company, Ltd.	132,059
7,900	Nippon Light Metal Holdings Company, Ltd.	16,027

The accompanying Notes to Financial Statements are an integral part of this schedule.

16

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (44.8%)	Value
Materials (2.3%) - continued
33,800	Nippon Steel & Sumitomo Metal Corporation	$580,714
2,566	OMNOVA Solutions, Inc.[f]	18,809
18,900	Owens-Illinois, Inc.[f]	325,836
74	Rio Tinto, Ltd.	4,096
27,240	Sandfire Resources NL	128,266
500	Sanyo Special Steel Company, Ltd.	10,558
3,938	Scotts Miracle-Gro Company	242,030
14,362	SSAB AB, Class A	49,532
11,700	Steel Dynamics, Inc.	351,468
1,500	Taiyo Holdings Company, Ltd.	42,183
6,800	Toagosei Company, Ltd.	74,946
1,100	Ube Industries, Ltd.	22,246
1,488	United States Lime & Minerals, Inc.	105,648
27,270	UPM-Kymmene Oyj	690,309
10,156	Verso Corporation[f]	227,494
5,570	WestRock Company	210,323

	Total	8,825,809

Real Estate (1.3%)
2,756	Alexandria Real Estate Equities, Inc.	317,601
7,588	Armada Hoffler Properties, Inc.	106,687
904	Artis Real Estate Investment Trust	6,119
5,366	Camden Property Trust	472,476
1,383	Castellum AB	25,556
9,350	Cousins Properties, Inc.	73,865
1,267	Crown Castle International Corporation	137,634
1,866	CyrusOne, Inc.	98,674
5,900	Daito Trust Construction Company, Ltd.	807,731
1,265	Deutsche EuroShop AG	36,810
2,755	Digital Realty Trust, Inc.	293,545
6,916	Douglas Emmett, Inc.	236,043
11,873	Duke Realty Corporation	307,511
303	Granite REIT	11,810
1,658	Highwoods Properties, Inc.	64,148
1,400	Hitachi High-Technologies Corporation	43,840
17,171	Host Hotels & Resorts, Inc.	286,241
13,103	Hudson Pacific Properties, Inc.	380,773
57,000	Hysan Development Company, Ltd.	271,057
125,263	Mirvac Group	197,831
6,346	Monmouth Real Estate Investment Corporation	78,690
6,742	Physicians Realty Trust	108,074
5,650	QTS Realty Trust, Inc.	209,333
6,090	Quebecor, Inc.	128,206
19,000	Road King Infrastructure, Ltd.	33,776
384	Saul Centers, Inc.	18,132
6,000	Swire Pacific, Ltd.	63,348
4,531	Terreno Realty Corporation	159,355
1,418	Wereldhave NV	44,120
44,700	Wing Tai Holdings, Ltd.	63,348

	Total	5,082,334

Utilities (0.7%)
26,601	Enagas SA	719,080
4,750	Entergy Corporation	408,832
7,067	Exelon Corporation	318,722
2,300	New Jersey Resources Corporation	105,041
1,617	NorthWestern Corporation	96,114
3,200	Osaka Gas Company, Ltd.	58,374
18,430	PG&E Corporation[f]	437,713
3,915	PNM Resources, Inc.	160,867
8,100	Public Service Enterprise Group, Inc.	$421,605
1,498	Southwest Gas Holdings, Inc.	114,597
398	Unitil Corporation	20,155

	Total	2,861,100

	Total Common Stock (cost $182,076,253)	173,035,669

Principal Amount	Long-Term Fixed Income (25.1%)
Asset-Backed Securities (3.3%)
	Babson CLO, Ltd.
475,000	5.369%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class Db,g	448,705
	Business Jet Securities, LLC
474,655	4.447%, 6/15/2033, Ser. 2018-2, Class Ag	479,719
	Cent CLO, LP
650,000	4.790%, (LIBOR 3M + 2.300%), 10/25/2028, Ser. 2018-27A, Class Bb,g	641,501
	College Ave Student Loans, LLC
280,804	4.156%, (LIBOR 1M + 1.650%), 11/26/2046, Ser. 2017-A, Class A1[b,g]	284,707
	First Horizon ABS Trust
1,362	2.666%, (LIBOR 1M + 0.160%), 10/25/2034, Ser. 2006-HE1, Class Ab,i	1,354
	Foundation Finance Trust
281,441	3.300%, 7/15/2033, Ser. 2017-1A, Class Ag	279,501
	GMAC Mortgage Corporation Loan Trust
98,027	3.006%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,i]	107,436
	Harley Marine Financing, LLC
466,688	5.682%, 5/15/2043, Ser. 2018-1A, Class A2[g]	322,327
	IndyMac Seconds Asset-Backed Trust
173,982	2.846%, (LIBOR 1M + 0.340%), 10/25/2036, Ser. 2006-2B, Class Ab,i	95,544
	J.P. Morgan Mortgage Acquisition Trust
147,022	4.260%, 3/25/2047, Ser. 2007-HE1, Class AF4[j]	109,477
	Lehman XS Trust
129,979	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bj	118,578
	Lendmark Funding Trust
350,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Ag	345,333
	Madison Park Funding XIV, Ltd.
500,000	3.869%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,g	491,631
	Oak Hill Advisors Residential Loan Trust
330,235	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1[g,j]	323,560

The accompanying Notes to Financial Statements are an integral part of this schedule.

17

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (25.1%)	Value
Asset-Backed Securities (3.3%) - continued
	Octagon Investment Partners XX, Ltd.
$350,000	6.168%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DRb,g	$347,847
	OHA Credit Funding 1, Ltd.
390,000	4.089%, (LIBOR 3M + 1.450%), 10/20/2030, Ser. 2018-1A, Class A2[b,g]	385,071
	OZLM Funding II, Ltd.
785,000	4.020%, (LIBOR 3M + 1.500%), 7/15/2031, Ser. 2012-2A, Class A1BRb,g	777,456
	OZLM IX, Ltd.
425,000	4.019%, (LIBOR 3M + 1.550%), 10/20/2031, Ser. 2014-9A, Class A1BRb,g	423,721
	Palmer Square Loan Funding, Ltd.
300,000	4.370%, (LIBOR 3M + 1.900%), 1/20/2027, Ser. 2018-5A, Class Bb,g	294,626
	Park Avenue Institutional Advisers CLO, Ltd.
800,000	3.992%, (LIBOR 3M + 1.500%), 10/20/2031, Ser. 2018-1A, Class A1Bb,g	787,330
	Preston Ridge Partners Mortgage Trust, LLC
94,176	4.250%, 1/25/2022, Ser. 2017-1A, Class A1[g,j]	93,993
174,508	3.470%, 9/25/2022, Ser. 2017-2A, Class A1[g,j]	172,967
	Pretium Mortgage Credit Partners, LLC
346,032	4.826%, 9/25/2058, Ser. 2018-NPL4, Class A1[g,j]	346,657
	Renaissance Home Equity Loan Trust
324,285	5.608%, 5/25/2036, Ser. 2006-1, Class AF3[j]	215,920
536,695	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[j]	280,009
	Sound Point CLO X, Ltd.
400,000	5.169%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DRb,g	375,305
	Sound Point CLO XXI, Ltd.
800,000	3.864%, (LIBOR 3M + 1.450%), 10/26/2031, Ser. 2018-3A, Class A1Bb,g	786,959
	Spirit Master Funding, LLC
695,232	4.360%, 12/20/2047, Ser. 2017-1A, Class Ag	703,195
	THL Credit Wind River CLO, Ltd.
350,000	5.286%, (LIBOR 3M + 2.850%), 7/15/2028, Ser. 2016-1A, Class DRb	328,766
1,250,000	3.848%, (LIBOR 3M + 1.450%), 10/22/2031, Ser. 2014-3A, Class A2R2[b,g]	1,229,815
	Vericrest Opportunity Loan Trust
147,093	3.250%, 6/25/2047, Ser. 2017-NPL7, Class A1[g,j]	146,379
	Vericrest Opportunity Loan Trust LXV, LLC
377,505	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[g,j]	373,790
	Wachovia Asset Securitization, Inc.
314,821	2.646%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class Ab,[g,i]	292,337
	Wells Fargo Home Equity Trust
254,852	3.006%, (LIBOR 1M + 0.500%), 4/25/2034, Ser. 2004-1, Class M1[b]	247,833

	Total	12,659,349

Basic Materials (0.5%)
	Alcoa Nederland Holding BV
90,000	6.750%, 9/30/2024[g]	91,350
	Anglo American Capital plc
86,000	4.125%, 9/27/2022[g]	84,754
	ArcelorMittal SA
79,000	6.125%, 6/1/2025	82,718
	BWAY Holding Company
175,000	5.500%, 4/15/2024[g]	164,500
	CF Industries, Inc.
195,000	3.450%, 6/1/2023[h]	181,350
	E.I. du Pont de Nemours and Company
86,000	2.200%, 5/1/2020	85,384
	FMG Resources Property, Ltd.
180,000	5.125%, 5/15/2024[g]	165,600
	Kinross Gold Corporation
44,000	5.125%, 9/1/2021	43,890
	LyondellBasell Industries NV
80,000	5.000%, 4/15/2019	80,087
	Packaging Corporation of America
63,000	2.450%, 12/15/2020	61,844
	Peabody Securities Finance Corporation
170,000	6.375%, 3/31/2025[g]	158,100
	Platform Specialty Products Corporation
120,000	5.875%, 12/1/2025[g]	112,200
	Sherwin-Williams Company
85,000	2.250%, 5/15/2020	83,687
	Syngenta Finance NV
71,000	3.933%, 4/23/2021[g]	70,027
	Trinseo Materials Operating SCA
180,000	5.375%, 9/1/2025[g]	157,320
	United States Steel Corporation
200,000	6.250%, 3/15/2026	175,000
	Vale Overseas, Ltd.
20,000	4.375%, 1/11/2022	20,350
	Xstrata Finance Canada, Ltd.
66,000	4.950%, 11/15/2021[g]	67,410

	Total	1,885,571

Capital Goods (0.8%)
	Ashtead Capital, Inc.
150,000	4.125%, 8/15/2025[g]	137,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

18

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (25.1%)	Value
Capital Goods (0.8%) - continued
	Bombardier, Inc.
$100,000	7.500%, 3/15/2025[g]	$94,250
	Building Materials Corporation of America
280,000	6.000%, 10/15/2025[g]	268,548
	Caterpillar Financial Services Corporation
65,000	1.850%, 9/4/2020	63,713
	Cemex SAB de CV
300,000	5.700%, 1/11/2025[g]	287,628
	Cintas Corporation No. 2
64,000	2.900%, 4/1/2022	62,950
	CNH Industrial Capital, LLC
64,000	4.875%, 4/1/2021	65,030
	Covanta Holding Corporation
200,000	6.000%, 1/1/2027	179,000
	Crown Americas Capital Corporation IV
190,000	4.500%, 1/15/2023	185,487
	General Electric Company
283,000	5.000%, 1/21/2021[b,k]	216,495
	H&E Equipment Services, Inc.
185,000	5.625%, 9/1/2025	169,738
	Lockheed Martin Corporation
65,000	2.500%, 11/23/2020	64,275
	Owens-Brockway Glass Container, Inc.
225,000	5.000%, 1/15/2022[g]	222,750
	Reynolds Group Issuer, Inc.
340,000	5.125%, 7/15/2023[g]	323,850
	Rockwell Collins, Inc.
41,000	2.800%, 3/15/2022	39,850
	Textron Financial Corporation
500,000	4.351%, (LIBOR 3M + 1.735%), 2/15/2042[b,g]	360,000
	United Rentals North America, Inc.
290,000	5.500%, 7/15/2025	273,325
	United Technologies Corporation
78,000	3.950%, 8/16/2025	77,431

	Total	3,091,570

Collateralized Mortgage Obligations (3.5%)
	Alternative Loan Trust 2007-6
185,164	5.750%, 4/25/2047, Ser. 2007-6, Class A4	156,657
	Antler Mortgage Trust
825,000	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1[g]	823,501
	Banc of America Alternative Loan Trust
278,307	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	259,977
	Banc of America Funding
528,059	2.630%, (LIBOR 1M + 0.160%), 2/20/2047, Ser. 2007-A, Class 2A1[b]	499,924
	Banc of America Mortgage Securities, Inc.
72,626	4.363%, 9/25/2035, Ser. 2005-H, Class 2A1[b]	69,950
	Bear Stearns ARM Trust
118,099	4.240%, 1/25/2034, Ser. 2003-8, Class 5Ab	115,423
	Bellemeade Re 2018-1, Ltd.
400,000	4.106%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,g	399,999
	CHL Mortgage Pass-Through Trust
317,039	3.847%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	290,715
211,943	4.241%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	203,714
512,726	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	430,465
	CIM Trust
396,012	5.000%, 12/25/2057, Ser. 2018-R3, Class A1[b,g]	413,312
	COLT Mortgage Loan Trust
57,632	2.750%, 9/25/2046, Ser. 2016-2, Class A1[b,g]	57,352
	Countrywide Alternative Loan Trust
316,819	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	195,773
	Countrywide Home Loan Mortgage Pass Through Trust
197,260	4.078%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	173,513
	Credit Suisse First Boston Mortgage Securities Corporation
144,035	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	140,281
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
270,516	5.250%, 6/25/2035, Ser. 2005-3, Class 4A6	273,025
205,859	3.457%, 8/25/2035, Ser. 2005-AR1, Class 2A3[b]	167,102
312,455	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	324,822
	Federal National Mortgage Association - REMIC
2,454,858	3.000%, 8/25/2027, Ser. 2012-95, Class HIl	186,081
866,001	2.500%, 1/25/2028, Ser. 2012-152, Class AIl	62,919
2,329,469	3.000%, 1/25/2028, Ser. 2012-147, Class EIl	190,749
862,324	2.500%, 6/25/2028, Ser. 2013-87, Class IWl	63,610
	GMAC Mortgage Corporation Loan Trust
135,695	3.801%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	128,871
	GMACM Mortgage Loan Trust
80,346	4.638%, 11/19/2035, Ser. 2005-AR6, Class 1A1[b]	77,474
	Impac Secured Assets Trust
458,446	2.746%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	381,514
	IndyMac INDA Mortgage Loan Trust
176,514	3.896%, 8/25/2036, Ser. 2006-AR1, Class A1[b]	173,248

The accompanying Notes to Financial Statements are an integral part of this schedule.

19

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (25.1%)	Value
Collateralized Mortgage Obligations (3.5%) - continued
	IndyMac INDX Mortgage Loan Trust
$388,268	3.755%, 10/25/2035, Ser. 2005-AR19, Class A1[b]	$345,353
421,465	2.716%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bb	380,367
	J.P. Morgan Alternative Loan Trust
435,104	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	370,195
	Master Asset Securitization Trust
526,031	3.006%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	239,436
	Merrill Lynch Mortgage Investors Trust
307,830	3.977%, 6/25/2035, Ser. 2005-A5, Class M1[b]	306,247
	MortgageIT Trust
438,404	2.706%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	388,836
	Radnor RE, Ltd.
525,000	5.206%, (LIBOR 1M + 2.700%), 3/25/2028, Ser. 2018-1, Class M2[b,g]	524,445
	RCO Mortgage, LLC
661,485	3.197%, 11/25/2052, Ser. 2017-INV1, Class Ab,g	649,410
	Residential Accredit Loans, Inc. Trust
219,626	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	210,958
314,318	3.056%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	244,677
172,209	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	157,895
	Residential Asset Securitization Trust
221,944	3.280%, 1/25/2034, Ser. 2004-IP1, Class A1[b]	215,906
	Residential Funding Mortgage Security I Trust
348,547	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	322,474
	Starwood Mortgage Residential Trust
489,876	4.121%, 10/25/2048, Ser. 2018-IMC2, Class A1[b,g]	493,801
	Structured Adjustable Rate Mortgage Loan Trust
138,244	4.198%, 7/25/2035, Ser. 2005-15, Class 4A1[b]	126,761
231,469	4.267%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	183,120
	Structured Asset Mortgage Investments, Inc.
520,597	2.816%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	499,532
	Toorak Mortgage Corporation 2018- 1, Ltd.
500,000	4.336%, 8/25/2021, Ser. 2018-1, Class A1[g,j]	500,756
	WaMu Mortgage Pass Through Certificates
113,091	3.030%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	102,913
369,437	3.037%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	343,914
185,854	2.897%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	174,108
	Wells Fargo Mortgage Backed Securities Trust
142,949	4.608%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	145,060
166,240	5.500%, 4/25/2036, Ser. 2006-4, Class 2A2	160,124
133,355	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	130,913
120,498	6.000%, 7/25/2037, Ser. 2007-10, Class 1A1	118,284

	Total	13,595,456

Commercial Mortgage-Backed Securities (0.1%)
	Wells Fargo Commercial Mortgage Trust
450,000	3.290%, 5/15/2048, Ser. 2015-C28, Class A3	444,837

	Total	444,837

Communications Services (1.7%)
	AMC Networks, Inc.
300,000	5.000%, 4/1/2024	284,250
	America Movil SAB de CV
71,000	5.000%, 10/16/2019	71,931
	American Tower Corporation
65,000	2.800%, 6/1/2020	64,491
	AT&T, Inc.
44,000	5.200%, 3/15/2020	44,946
	British Sky Broadcasting Group plc
51,000	2.625%, 9/16/2019[g]	50,616
	CCOH Safari, LLC
305,000	5.750%, 2/15/2026[g]	298,900
	CenturyLink, Inc.
230,000	6.450%, 6/15/2021	229,425
	Charter Communications Operating, LLC
78,000	3.579%, 7/23/2020	77,903
36,000	4.500%, 2/1/2024	35,943
37,000	4.908%, 7/23/2025	36,774
	Clear Channel Worldwide Holdings, Inc.
290,000	6.500%, 11/15/2022	290,000
	Comcast Corporation
88,000	1.625%, 1/15/2022	84,215
39,000	3.700%, 4/15/2024	39,235
39,000	3.950%, 10/15/2025	39,480
	Crown Castle International Corporation
35,000	3.400%, 2/15/2021	34,987
44,000	3.150%, 7/15/2023	42,294
	CSC Holdings, LLC
200,000	5.500%, 5/15/2026[g]	188,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

20

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (25.1%)	Value
Communications Services (1.7%) - continued
$20,000	5.500%, 4/15/2027[g]	$18,600
	Digicel, Ltd.
257,936	6.000%, 4/15/2021[g,h]	231,498
	Discovery Communications, LLC
43,000	2.200%, 9/20/2019	42,551
85,000	2.950%, 3/20/2023	81,396
	DISH Network Corporation, Convertible
560,000	3.375%, 8/15/2026	452,209
	GCI Liberty, Inc., Convertible
345,000	1.750%, 9/30/2046[g]	335,936
	Gray Escrow, Inc.
220,000	7.000%, 5/15/2027[g]	214,482
	IAC FinanceCo, Inc., Convertible
319,000	0.875%, 10/1/2022[g]	423,719
	Intelsat Jackson Holdings SA
100,000	8.500%, 10/15/2024[g]	97,000
	Level 3 Financing, Inc.
190,000	5.250%, 3/15/2026	173,850
	Liberty Media Corporation, Convertible
399,000	1.000%, 1/30/2023	410,938
	Meredith Corporation
90,000	6.875%, 2/1/2026[g]	87,975
	Moody’s Corporation
44,000	2.750%, 12/15/2021	43,149
	Neptune Finco Corporation
100,000	10.875%, 10/15/2025[g]	112,292
	Netflix, Inc.
200,000	4.875%, 4/15/2028	182,500
	Nexstar Escrow Corporation
154,000	5.625%, 8/1/2024[g]	143,990
	Sprint Corporation
290,000	7.625%, 2/15/2025	290,000
	Twitter, Inc., Convertible
221,000	0.250%, 6/15/2024[g]	192,607
	Verizon Communications, Inc.
102,000	2.946%, 3/15/2022	100,716
81,000	3.716%, (LIBOR 3M + 1.100%), 5/15/2025[b]	78,540
	Viacom, Inc.
65,000	4.250%, 9/1/2023	64,742
100,000	5.875%, 2/28/2057[b]	90,852
	Windstream Services, LLC
140,000	8.625%, 10/31/2025[g]	124,600
	World Wrestling Entertainment, Inc., Convertible
170,000	3.375%, 12/15/2023[g]	517,412

	Total	6,425,444

Consumer Cyclical (1.3%)
	Allison Transmission, Inc.
305,000	5.000%, 10/1/2024[g]	292,800
	American Honda Finance Corporation
66,000	2.000%, 2/14/2020	65,223
	BMW U.S. Capital, LLC
80,000	1.500%, 4/11/2019[g]	79,692
	Brookfield Residential Properties, Inc.
200,000	6.125%, 7/1/2022[g]	189,000
	Caesars Entertainment Corporation, Convertible
81,000	5.000%, 10/1/2024	100,543
	Cinemark USA, Inc.
263,000	4.875%, 6/1/2023	252,480
	D.R. Horton, Inc.
60,000	2.550%, 12/1/2020	58,544
	Delphi Jersey Holdings plc
195,000	5.000%, 10/1/2025[g]	164,139
	Ford Motor Credit Company, LLC
86,000	2.262%, 3/28/2019	85,753
87,000	2.597%, 11/4/2019	86,041
64,000	3.336%, 3/18/2021	62,098
	General Motors Financial Company, Inc.
64,000	2.650%, 4/13/2020	63,002
40,000	3.258%, (LIBOR 3M + 0.850%), 4/9/2021[b]	39,090
64,000	4.375%, 9/25/2021	64,259
36,000	4.200%, 11/6/2021	35,981
43,000	3.150%, 6/30/2022	40,989
	Home Depot, Inc.
65,000	2.625%, 6/1/2022	64,315
	Hyundai Capital America
43,000	2.550%, 4/3/2020[g]	42,451
43,000	2.750%, 9/18/2020[g]	42,331
	Jaguar Land Rover Automotive plc
273,000	5.625%, 2/1/2023g,[h]	253,207
	KB Home
189,000	4.750%, 5/15/2019	188,527
	L Brands, Inc.
245,000	6.694%, 1/15/2027	227,850
	Landry’s, Inc.
160,000	6.750%, 10/15/2024[g]	150,800
	Lennar Corporation
65,000	2.950%, 11/29/2020	62,979
20,000	4.125%, 1/15/2022	19,200
19,000	4.875%, 12/15/2023	18,240
265,000	4.500%, 4/30/2024	250,425
	Live Nation Entertainment, Inc.
110,000	5.375%, 6/15/2022[g]	109,175
100,000	5.625%, 3/15/2026[g]	97,750
	Macy’s Retail Holdings, Inc.
16,000	3.875%, 1/15/2022	15,833
25,000	2.875%, 2/15/2023	23,147
	McDonald’s Corporation
86,000	2.625%, 1/15/2022	84,095
	MGM Resorts International
170,000	6.000%, 3/15/2023	170,850
185,000	5.750%, 6/15/2025	178,525
	Navistar International Corporation
185,000	6.625%, 11/1/2025[g]	178,525
	New Red Finance, Inc.
185,000	4.250%, 5/15/2024[g]	170,350
	Nissan Motor Acceptance Corporation
66,000	2.000%, 3/8/2019[g]	65,820
	Prime Security Services Borrower, LLC
191,000	9.250%, 5/15/2023[g]	196,969
	Ralph Lauren Corporation
60,000	2.625%, 8/18/2020	59,344

The accompanying Notes to Financial Statements are an integral part of this schedule.

21

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (25.1%)	Value
Consumer Cyclical (1.3%) - continued
	Six Flags Entertainment Corporation
$150,000	4.875%, 7/31/2024[g]	$141,375
	Visa, Inc.
65,000	2.200%, 12/14/2020	64,281
	Volkswagen Group of America Finance, LLC
62,000	4.250%, 11/13/2023[g]	61,488
	Wabash National Corporation
195,000	5.500%, 10/1/2025[g]	166,969
	Yum! Brands, Inc.
305,000	5.000%, 6/1/2024[g]	294,325

	Total	5,078,780

Consumer Non-Cyclical (1.0%)
	Abbott Laboratories
88,000	2.550%, 3/15/2022	85,727
46,000	3.400%, 11/30/2023	45,856
	AbbVie, Inc.
88,000	2.500%, 5/14/2020	87,153
44,000	2.900%, 11/6/2022	42,811
	Albertsons Companies, LLC
220,000	6.625%, 6/15/2024	204,050
	Amgen, Inc.
84,000	3.875%, 11/15/2021	85,107
85,000	2.650%, 5/11/2022	83,048
	Anheuser-Busch InBev Finance, Inc.
32,000	2.650%, 2/1/2021	31,453
90,000	3.819%, (LIBOR 3M + 1.260%), 2/1/2021[b]	90,493
44,000	3.300%, 2/1/2023	42,841
	Anheuser-Busch InBev Worldwide, Inc.
82,000	3.500%, 1/12/2024	80,113
	BAT Capital Corporation
43,000	2.297%, 8/14/2020	41,975
44,000	2.764%, 8/15/2022	41,561
	Bayer U.S. Finance II, LLC
79,000	3.500%, 6/25/2021[g]	78,438
	Becton, Dickinson and Company
86,000	3.125%, 11/8/2021	84,814
	Boston Scientific Corporation
40,000	6.000%, 1/15/2020	41,006
	Bunge, Ltd. Finance Corporation
65,000	3.500%, 11/24/2020	64,830
	Cardinal Health, Inc.
44,000	1.948%, 6/14/2019	43,774
	Cigna Corporation
75,000	4.125%, 11/15/2025[g]	74,929
	Conagra Brands, Inc.
37,000	3.800%, 10/22/2021	37,011
37,000	4.300%, 5/1/2024	36,774
	CVS Health Corporation
86,000	3.350%, 3/9/2021	85,713
44,000	2.750%, 12/1/2022	42,344
129,000	3.700%, 3/9/2023	127,612
	Energizer Gamma Acquisition, Inc.
200,000	6.375%, 7/15/2026[g]	183,500
	Express Scripts Holding Company
44,000	4.750%, 11/15/2021	45,258
	Forest Laboratories, LLC
21,000	4.875%, 2/15/2021[g]	21,509
	HCA, Inc.
227,936	4.750%, 5/1/2023	224,517
115,000	4.500%, 2/15/2027	108,675
	J.M. Smucker Company
42,000	2.200%, 12/6/2019	41,631
	JBS USA, LLC
290,000	5.750%, 6/15/2025[g]	276,950
	Kellogg Company
78,000	3.125%, 5/17/2022	77,086
	Kraft Heinz Foods Company
85,000	5.375%, 2/10/2020	86,932
41,000	4.000%, 6/15/2023	40,890
	Kroger Company
43,000	2.800%, 8/1/2022	41,904
	Maple Escrow Subsidiary, Inc.
82,000	3.551%, 5/25/2021[g]	81,873
	Mead Johnson Nutrition Company
65,000	3.000%, 11/15/2020	64,797
	Medtronic Global Holdings SCA
86,000	1.700%, 3/28/2019	85,779
	Mondelez International Holdings Netherlands BV
65,000	2.000%, 10/28/2021[g]	62,276
	Mylan NV
41,000	3.150%, 6/15/2021	40,150
	Mylan, Inc.
37,000	3.125%, 1/15/2023[g]	34,694
	Pernod Ricard SA
35,000	5.750%, 4/7/2021[g]	36,682
	Perrigo Finance Unlimited Company
77,000	4.375%, 3/15/2026	69,913
	Reynolds American, Inc.
35,000	3.250%, 6/12/2020	34,780
	Shire Acquisitions Investments Ireland Designated Activity Company
86,000	2.400%, 9/23/2021	83,157
	Smithfield Foods, Inc.
66,000	2.700%, 1/31/2020[g]	65,099
	Teva Pharmaceutical Finance IV, LLC
21,000	2.250%, 3/18/2020	20,433
	Teva Pharmaceutical Finance Netherlands III BV
65,000	2.200%, 7/21/2021	59,746
	TreeHouse Foods, Inc.
200,000	4.875%, 3/15/2022	196,500
	UnitedHealth Group, Inc.
65,000	3.350%, 7/15/2022	65,295
	Zimmer Biomet Holdings, Inc.
63,000	3.554%, (LIBOR 3M + 0.750%), 3/19/2021[b]	62,410
	Zoetis, Inc.
65,000	3.450%, 11/13/2020	65,167

	Total	3,957,036

Energy (1.5%)
	Alliance Resource Operating Partners, LP
170,000	7.500%, 5/1/2025[g]	170,425
	Anadarko Petroleum Corporation
60,000	8.700%, 3/15/2019	60,618

The accompanying Notes to Financial Statements are an integral part of this schedule.

22

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (25.1%)	Value
Energy (1.5%) - continued
$14,000	4.850%, 3/15/2021	$14,334
	Antero Resources Corporation
200,000	5.125%, 12/1/2022	188,000
	BP Capital Markets America, Inc.
172,000	2.520%, 9/19/2022	166,325
	BP Capital Markets plc
44,000	2.315%, 2/13/2020	43,619
	Canadian Natural Resources, Ltd.
43,000	2.950%, 1/15/2023	41,099
	Canadian Oil Sands, Ltd.
43,000	9.400%, 9/1/2021[g]	47,955
	Cheniere Corpus Christi Holdings, LLC
170,000	7.000%, 6/30/2024	179,350
	Cheniere Energy Partners, LP
235,000	5.625%, 10/1/2026[g]	219,725
	Chesapeake Energy Corporation
100,000	7.000%, 10/1/2024[h]	86,500
	Continental Resources, Inc.
34,000	5.000%, 9/15/2022	33,757
	Crestwood Midstream Partners, LP
200,000	6.250%, 4/1/2023	192,500
	Diamondback Energy, Inc.
220,000	4.750%, 11/1/2024	212,300
	Enbridge, Inc.
42,000	2.900%, 7/15/2022	40,644
173,000	6.250%, 3/1/2078[b]	155,636
	Encana Corporation
66,000	3.900%, 11/15/2021	66,053
	Energy Transfer Equity, LP
290,000	5.500%, 6/1/2027	282,750
	Energy Transfer Operating, LP
41,000	4.200%, 9/15/2023	40,405
	Energy Transfer Partners, LP
65,000	4.150%, 10/1/2020	65,381
	Enterprise Products Operating, LLC
200,000	5.250%, 8/16/2077[b]	166,653
	EOG Resources, Inc.
65,000	2.625%, 3/15/2023	62,442
	EQM Midstream Partners LP
56,000	4.750%, 7/15/2023	55,738
	EQT Corporation
88,000	8.125%, 6/1/2019	89,493
42,000	3.000%, 10/1/2022	39,823
	Exxon Mobil Corporation
80,000	1.708%, 3/1/2019	79,858
	Hess Corporation
41,000	3.500%, 7/15/2024	38,570
	Kinder Morgan Energy Partners, LP
43,000	9.000%, 2/1/2019	43,185
88,000	3.450%, 2/15/2023	85,894
	Marathon Oil Corporation
44,000	2.700%, 6/1/2020	43,343
	Marathon Petroleum Corporation
65,000	3.400%, 12/15/2020	64,967
	MEG Energy Corporation
63,000	6.375%, 1/30/2023[g]	59,535
	MPLX, LP
66,000	4.500%, 7/15/2023	66,657
	Nabors Industries, Inc., Convertible
170,000	0.750%, 1/15/2024	104,501
	ONEOK Partners, LP
40,000	3.800%, 3/15/2020	40,067
	Parsley Energy, LLC
80,000	5.625%, 10/15/2027[g]	72,700
	PBF Holding Company, LLC
145,000	7.250%, 6/15/2025	136,300
	Petroleos Mexicanos
42,000	6.375%, 2/4/2021	42,462
	Plains All American Pipeline, LP
94,000	5.000%, 2/1/2021	95,603
168,000	6.125%, 11/15/2022[b,k]	141,120
	Sabine Pass Liquefaction, LLC
43,000	6.250%, 3/15/2022	45,212
43,000	5.625%, 4/15/2023	45,302
300,000	5.625%, 3/1/2025	311,660
	Schlumberger Holdings Corporation
65,000	3.000%, 12/21/2020[g]	64,423
	Southwestern Energy Company
185,000	7.500%, 4/1/2026	174,825
	SRC Energy, Inc.
90,000	6.250%, 12/1/2025	74,700
	Sunoco Logistics Partners Operations, LP
65,000	4.400%, 4/1/2021	65,719
	Sunoco, LP
100,000	5.875%, 3/15/2028	93,538
	Tallgrass Energy Partners, LP
275,000	5.500%, 1/15/2028[g]	264,000
	Transocean Guardian, Ltd.
200,000	5.875%, 1/15/2024[g]	191,500
	W&T Offshore, Inc.
190,000	9.750%, 11/1/2023[g]	166,250
	Weatherford International, Ltd.
50,000	4.500%, 4/15/2022	29,250
75,000	8.250%, 6/15/2023	45,187
	Western Gas Partners, LP
44,000	4.000%, 7/1/2022	43,621
	Whiting Petroleum Corporation, Convertible
182,000	1.250%, 4/1/2020	172,066
	Williams Partners, LP
88,000	4.000%, 11/15/2021	88,339
	WPX Energy, Inc.
130,000	5.750%, 6/1/2026	117,650

	Total	5,829,529

Financials (3.6%)
	ACE INA Holdings, Inc.
65,000	2.875%, 11/3/2022	64,446
	AIG Global Funding
86,000	2.150%, 7/2/2020[g]	84,712
	Air Lease Corporation
83,000	2.500%, 3/1/2021	80,911
	Aircastle, Ltd.
51,000	5.000%, 4/1/2023	51,197
	American Express Company
40,000	3.375%, 5/17/2021	40,062

The accompanying Notes to Financial Statements are an integral part of this schedule.

23

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (25.1%)	Value
Financials (3.6%) - continued
	American Express Credit Corporation
$43,000	2.912%, (LIBOR 3M + 0.330%), 5/3/2019[b]	$42,998
43,000	2.200%, 3/3/2020	42,534
65,000	3.828%, (LIBOR 3M + 1.050%), 9/14/2020[b]	65,436
	Ares Capital Corporation
86,000	3.875%, 1/15/2020	86,172
	Athene Global Funding
60,000	4.000%, 1/25/2022[g]	60,612
	Australia and New Zealand Banking Group, Ltd.
130,000	6.750%, 6/15/2026[b,g,k]	127,563
	Banco Santander SA
200,000	6.375%, 5/19/2019[b,k]	191,057
	Bank of America Corporation
43,000	2.369%, 7/21/2021[b]	42,229
86,000	2.328%, 10/1/2021[b]	84,319
84,000	2.738%, 1/23/2022[b]	82,723
82,000	3.499%, 5/17/2022[b]	82,009
80,000	3.550%, 3/5/2024[b]	79,028
38,000	3.864%, 7/23/2024[b]	37,907
	Bank of Montreal
55,000	1.500%, 7/18/2019	54,587
66,000	2.100%, 6/15/2020	65,129
	Bank of New York Mellon Corporation
88,000	2.600%, 2/7/2022	86,318
	Bank of Nova Scotia
41,000	2.909%, (LIBOR 3M + 0.440%), 4/20/2021[b]	40,771
64,000	2.700%, 3/7/2022	62,601
	Barclays plc
200,000	7.750%, 9/15/2023[b,k]	192,384
62,000	4.338%, 5/16/2024[b]	60,276
	BB&T Corporation
86,000	2.150%, 2/1/2021	84,168
	BNP Paribas SA
300,000	7.625%, 3/30/2021[b,g,k]	305,625
	Capital One Financial Corporation
43,000	2.500%, 5/12/2020	42,437
129,000	3.050%, 3/9/2022	125,812
	Cboe Global Markets, Inc.
66,000	1.950%, 6/28/2019	65,656
	Central Fidelity Capital Trust I
135,000	3.436%, (LIBOR 3M + 1.000%), 4/15/2027[b]	121,500
	CIT Group, Inc.
185,000	4.750%, 2/16/2024	178,063
	Citigroup, Inc.
88,000	2.450%, 1/10/2020	87,284
88,000	2.650%, 10/26/2020	86,813
104,000	2.350%, 8/2/2021	101,028
43,000	2.750%, 4/25/2022	41,691
43,000	3.199%, (LIBOR 3M + 0.690%), 10/27/2022[b]	41,958
83,000	3.142%, 1/24/2023[b]	81,523
312,000	5.950%, 1/30/2023[b,k]	284,731
	CNA Financial Corporation
75,000	5.750%, 8/15/2021	79,147
	Commonwealth Bank of Australia
86,000	2.250%, 3/10/2020[g]	85,231
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
86,000	3.950%, 11/9/2022	85,715
	Credit Agricole SA
43,000	3.375%, 1/10/2022[g]	42,294
122,700	8.125%, 12/23/2025[b,g,k]	126,074
	Credit Suisse Group AG
56,000	7.500%, 7/17/2023[b,g,k]	54,600
294,000	7.500%, 12/11/2023[b,g,k]	298,851
	Credit Suisse Group Funding Guernsey, Ltd.
132,000	3.800%, 9/15/2022	131,030
	Credit Suisse Group Funding, Ltd.
88,000	3.125%, 12/10/2020	87,122
	Deutsche Bank AG
43,000	2.700%, 7/13/2020	41,817
129,000	4.250%, 10/14/2021	126,125
	Digital Realty Trust, LP
65,000	2.750%, 2/1/2023	62,097
	Discover Bank
28,000	8.700%, 11/18/2019	29,203
82,000	3.100%, 6/4/2020	81,426
	Fidelity National Financial, Inc.
57,000	5.500%, 9/1/2022	60,292
	Fifth Third Bancorp
65,000	2.600%, 6/15/2022	63,225
	GE Capital International Funding Company
77,000	3.373%, 11/15/2025	68,432
	Goldman Sachs Group, Inc.
86,000	5.375%, 5/10/2020[b,k]	83,099
64,000	2.600%, 12/27/2020	62,789
88,000	5.250%, 7/27/2021	91,349
65,000	3.786%, (LIBOR 3M + 1.170%), 11/15/2021[b]	64,849
88,000	3.000%, 4/26/2022	85,219
59,000	2.876%, 10/31/2022[b]	57,299
43,000	3.801%, (LIBOR 3M + 1.050%), 6/5/2023[b]	41,965
	GS Finance Corporation, Convertible
891,000	0.500%, 6/23/2025[c]	822,108
	Hartford Financial Services Group, Inc.
66,000	4.741%, (LIBOR 3M + 2.125%), 2/12/2047[b,g]	52,800
	Hospitality Properties Trust
60,000	4.250%, 2/15/2021	60,174
	HSBC Holdings plc
128,000	3.400%, 3/8/2021	127,621
88,000	6.875%, 6/1/2021[b,k]	90,442
88,000	6.375%, 9/17/2024[b,k]	81,840
	Huntington Bancshares, Inc.
80,000	3.150%, 3/14/2021	79,641
	Icahn Enterprises, LP
75,000	6.750%, 2/1/2024	74,250
90,000	6.375%, 12/15/2025	86,625
	ILFC E-Capital Trust II
485,000	4.800%, (H15T30Y + 1.800%), 12/21/2065[b,g]	378,300
	International Lease Finance Corporation
88,000	4.625%, 4/15/2021	88,836

The accompanying Notes to Financial Statements are an integral part of this schedule.

24

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (25.1%)	Value
Financials (3.6%) - continued
$88,000	5.875%, 8/15/2022	$92,172
	Iron Mountain, Inc.
122,936	6.000%, 8/15/2023	124,473
	J.P. Morgan Chase & Company
65,000	3.418%, (LIBOR 3M + 0.680%), 6/1/2021[b]	64,605
145,000	4.625%, 11/1/2022[b,k]	122,873
164,000	2.972%, 1/15/2023	159,888
64,000	2.776%, 4/25/2023[b]	62,054
89,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	88,978
75,000	4.023%, 12/5/2024[b]	75,634
	Liberty Mutual Group, Inc.
35,000	5.000%, 6/1/2021[g]	35,943
	Lincoln National Corporation
55,000	6.250%, 2/15/2020	56,762
50,000	4.998%, (LIBOR 3M + 2.358%), 5/17/2066[b]	40,785
	Lloyds Banking Group plc
156,000	6.657%, 5/21/2037[b,g,k]	153,367
	Macquarie Bank, Ltd.
178,000	6.125%, 3/8/2027[b,g,k]	151,968
	MGIC Investment Corporation, Convertible
207,000	9.000%, 4/1/2063*	260,021
	Mitsubishi UFJ Financial Group, Inc.
44,000	2.998%, 2/22/2022	43,382
83,000	3.455%, 3/2/2023	82,486
	Morgan Stanley
88,000	2.800%, 6/16/2020	87,415
86,000	5.500%, 7/28/2021	90,058
89,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[b]	88,708
43,000	2.750%, 5/19/2022	41,832
10,000	4.875%, 11/1/2022	10,304
84,000	3.125%, 1/23/2023	81,998
	MPT Operating Partnership, LP
200,000	5.500%, 5/1/2024	199,000
	National City Corporation
56,000	6.875%, 5/15/2019	56,769
	Nomura Holdings, Inc.
56,000	2.750%, 3/19/2019	55,952
	Park Aerospace Holdings, Ltd.
180,000	5.500%, 2/15/2024[g]	173,700
	PNC Bank NA
86,000	2.450%, 11/5/2020	84,929
	Preferred Term Securities XXIII, Ltd.
218,947	2.988%, (LIBOR 3M + 0.200%), 12/22/2036[b,g]	206,008
	Quicken Loans, Inc.
295,000	5.750%, 5/1/2025[g]	275,825
	Realty Income Corporation
64,000	5.750%, 1/15/2021	66,587
	Regions Financial Corporation
55,000	3.200%, 2/8/2021	54,646
41,000	3.800%, 8/14/2023	41,071
	Reinsurance Group of America, Inc.
64,000	4.700%, 9/15/2023	66,779
	Royal Bank of Canada
87,000	2.125%, 3/2/2020	86,092
	Royal Bank of Scotland Group plc
208,000	7.500%, 8/10/2020[b,k]	205,920
63,000	8.625%, 8/15/2021[b,k]	65,205
185,000	5.125%, 5/28/2024	179,357
168,000	7.648%, 9/30/2031[b,k]	206,850
	Santander Holdings USA, Inc.
56,000	4.450%, 12/3/2021	56,968
	Santander UK Group Holdings plc
86,000	2.875%, 8/5/2021	82,960
	Simon Property Group, LP
65,000	2.500%, 9/1/2020	64,286
90,000	2.500%, 7/15/2021	88,575
	SITE Centers Corporation
20,000	4.625%, 7/15/2022	20,534
	Societe Generale SA
265,000	8.000%, 9/29/2025[b,g,k]	265,994
	Standard Chartered plc
13,000	2.100%, 8/19/2019[g]	12,886
	State Street Capital Trust IV
482,000	3.788%, (LIBOR 3M + 1.000%), 6/15/2047[b]	378,370
	State Street Corporation
65,000	3.540%, (LIBOR 3M + 0.900%), 8/18/2020[b]	65,296
	Sumitomo Mitsui Financial Group, Inc.
86,000	2.934%, 3/9/2021	85,092
43,000	2.784%, 7/12/2022	41,897
	SunTrust Banks, Inc.
55,000	2.900%, 3/3/2021	54,522
	Synchrony Financial
43,000	3.000%, 8/15/2019	42,717
30,000	3.812%, (LIBOR 3M + 1.230%), 2/3/2020[b]	29,977
38,000	4.250%, 8/15/2024	34,898
	Toronto-Dominion Bank
65,000	3.708%, (LIBOR 3M + 0.930%), 12/14/2020[b]	65,567
51,000	2.550%, 1/25/2021	50,480
	UBS Group Funding Jersey, Ltd.
86,000	3.000%, 4/15/2021[g]	85,332
	USB Realty Corporation
436,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,g,k]	377,140
	Vantiv, LLC
200,000	4.375%, 11/15/2025[g]	182,978
	Ventas Realty, LP
41,000	3.100%, 1/15/2023	39,977
	Wachovia Capital Trust II
50,000	2.936%, (LIBOR 3M + 0.500%), 1/15/2027[b]	43,000
	Wells Fargo & Company
50,000	2.100%, 7/26/2021	48,437
43,000	2.625%, 7/22/2022	41,461
89,000	3.597%, (LIBOR 3M + 1.110%), 1/24/2023[b]	88,139
60,000	3.757%, (LIBOR 3M + 1.230%), 10/31/2023[b]	59,814

The accompanying Notes to Financial Statements are an integral part of this schedule.

25

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (25.1%)	Value
Financials (3.6%) - continued
	Welltower, Inc.
$64,000	4.950%, 1/15/2021	$65,512

	Total	14,021,362

Mortgage-Backed Securities (6.1%)
	Federal Home Loan Mortgage Corporation
1,170,754	3.500%, 8/15/2035, Ser. 345, Class C8[l]	180,230
	Federal Home Loan Mortgage Corporation - REMIC
1,199,478	3.000%, 5/15/2027, Ser. 4046, Class GIl	91,489
824,695	3.000%, 4/15/2033, Ser. 4203, Class DIl	68,705
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
354	9.000%, 4/1/2025	385
2,513	8.000%, 6/1/2027	2,817
1,198	8.000%, 8/1/2030	1,398
3,180,000	4.000%, 1/1/2049[e]	3,241,785
	Federal National Mortgage Association
1,470,449	3.000%, 11/25/2027, Ser. 2012-121, Class BIl	119,821
	Federal National Mortgage Association - REMIC
1,201,010	3.000%, 7/25/2027, Ser. 2012-74, Class AIl	94,167
1,529,755	3.000%, 7/25/2027, Ser. 2012-73, Class DIl	130,350
1,710,346	3.000%, 12/25/2027, Ser. 2012-139, Class DIl	138,148
941,206	3.000%, 2/25/2028, Ser. 2013-2, Class GIl	78,838
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
435	8.000%, 11/1/2026	473
3,381	8.500%, 4/1/2030	3,976
4,875,000	3.500%, 1/1/2049[e]	4,875,677
3,960,000	4.000%, 1/1/2049[e]	4,038,044
8,000,000	4.500%, 1/1/2049[e]	8,287,927
1,875,000	5.000%, 1/1/2049[e]	1,964,600
	Government National Mortgage Association 30-Yr. Pass Through
723	9.000%, 12/15/2026	815
	GSAA Home Equity Trust
76,740	4.562%, 8/25/2034, Ser. 2004-10, Class M2[j]	75,378

	Total	23,395,023

Technology (0.9%)
	Alliance Data Systems Corporation
195,000	5.375%, 8/1/2022[g]	190,125
	Apple, Inc.
86,000	2.850%, 5/6/2021	86,055
85,000	2.965%, (LIBOR 3M + 0.350%), 5/11/2022[b]	84,731
86,000	2.400%, 1/13/2023	83,451
	Baidu, Inc.
43,000	3.000%, 6/30/2020	42,773
	Broadcom Corporation
86,000	2.650%, 1/15/2023	80,031
85,000	3.625%, 1/15/2024	80,413
	Citrix Systems, Inc., Convertible
195,000	0.500%, 4/15/2019	276,874
	Cypress Semiconductor Corporation, Convertible
44,000	4.500%, 1/15/2022	51,969
	Diamond 1 Finance Corporation
88,000	5.450%, 6/15/2023[g]	89,547
	Electronics For Imaging, Inc., Convertible
69,000	2.250%, 11/15/2023[g]	66,913
	Equinix, Inc.
200,000	5.750%, 1/1/2025	201,500
	Fidelity National Information Services, Inc.
37,000	3.625%, 10/15/2020	37,162
	Harland Clarke Holdings Corporation
175,000	8.375%, 8/15/2022[g]	159,469
	Hewlett Packard Enterprise Company
111,000	3.600%, 10/15/2020	111,268
	Intel Corporation
65,000	3.100%, 7/29/2022	65,065
	Intel Corporation, Convertible
209,000	3.250%, 8/1/2039	477,434
	Marvell Technology Group, Ltd.
41,000	4.200%, 6/22/2023	40,879
	Microchip Technology, Inc., Convertible
119,000	1.625%, 2/15/2027	116,238
	Micron Technology, Inc., Convertible
195,000	3.000%, 11/15/2043	216,161
	Microsoft Corporation
88,000	2.400%, 2/6/2022	86,982
	NetApp, Inc.
65,000	2.000%, 9/27/2019	64,288
	NXP BV
235,000	3.875%, 9/1/2022[g]	225,600
	ON Semiconductor Corporation, Convertible
91,000	1.625%, 10/15/2023	97,661
	Oracle Corporation
65,000	2.500%, 5/15/2022	63,622
	Red Hat, Inc., Convertible
40,000	0.250%, 10/1/2019	95,003
	Seagate HDD Cayman
95,000	4.750%, 1/1/2025	84,288
	Verint Systems, Inc., Convertible
61,000	1.500%, 6/1/2021	59,010
	Vishay Intertechnology, Inc., Convertible
268,000	2.250%, 6/15/2025[g]	237,072
	VMware, Inc.
42,000	2.300%, 8/21/2020	41,130

	Total	3,612,714

Transportation (0.2%)
	Air Canada Pass Through Trust
19,447	3.875%, 3/15/2023[g]	18,829

The accompanying Notes to Financial Statements are an integral part of this schedule.

26

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (25.1%)	Value
Transportation (0.2%) - continued
	American Airlines Pass Through Trust
$37,318	4.950%, 1/15/2023	$37,880
	Delta Air Lines, Inc.
64,000	2.875%, 3/13/2020	63,567
14,929	4.950%, 11/23/2020	15,011
	J.B. Hunt Transport Services, Inc.
65,000	3.300%, 8/15/2022	64,468
	Ryder System, Inc.
75,000	3.500%, 6/1/2021	75,094
	Union Pacific Corporation
62,000	3.750%, 7/15/2025	62,616
	United Airlines Pass Through Trust
65,000	3.700%, 12/1/2022	63,524
	United Continental Holdings, Inc.
185,000	4.250%, 10/1/2022	178,525
	XPO Logistics, Inc.
150,000	6.500%, 6/15/2022[g]	148,688

	Total	728,202

Utilities (0.6%)
	Alabama Power Company
44,000	2.450%, 3/30/2022	42,836
	Ameren Corporation
65,000	2.700%, 11/15/2020	64,119
	Berkshire Hathaway Energy Company
96,000	2.400%, 2/1/2020	95,362
	Calpine Corporation
95,000	5.375%, 1/15/2023	89,063
	CenterPoint Energy, Inc.
43,000	2.500%, 9/1/2022	41,123
	Consolidated Edison, Inc.
44,000	2.000%, 3/15/2020	43,410
	Dominion Energy, Inc.
86,000	2.579%, 7/1/2020	84,641
	DTE Energy Company
56,000	3.300%, 6/15/2022	55,567
	Duke Energy Corporation
86,000	2.400%, 8/15/2022	82,619
	Dynegy, Inc.
160,000	7.375%, 11/1/2022	165,200
	Edison International
43,000	2.125%, 4/15/2020	41,852
	Emera U.S. Finance, LP
25,000	2.150%, 6/15/2019	24,796
	Eversource Energy
43,000	2.500%, 3/15/2021	42,260
	Exelon Generation Company, LLC
52,000	5.200%, 10/1/2019	52,670
65,000	2.950%, 1/15/2020	64,685
	FirstEnergy Corporation
66,000	2.850%, 7/15/2022	64,322
	Fortis, Inc.
60,000	2.100%, 10/4/2021	57,679
	NextEra Energy Capital Holdings, Inc.
55,000	2.300%, 4/1/2019	54,874
	NiSource, Inc.
56,000	3.650%, 6/15/2023[g]	56,091
250,000	5.650%, 6/15/2023[b,g,k]	232,500
	Pinnacle West Capital Corporation
42,000	2.250%, 11/30/2020	41,162
	PPL Capital Funding, Inc.
60,000	3.500%, 12/1/2022	59,024
	PSEG Power, LLC
55,000	3.000%, 6/15/2021	54,091
	Sempra Energy
25,000	2.400%, 3/15/2020	24,646
	Southern California Edison Company
20,000	2.400%, 2/1/2022	19,290
	Southern Company
50,000	1.850%, 7/1/2019	49,756
43,000	2.350%, 7/1/2021	41,805
	TerraForm Power Operating, LLC
190,000	5.000%, 1/31/2028[g]	167,200
	TransCanada Trust
270,000	5.875%, 8/15/2076[b]	253,962

	Total	2,166,605

	Total Long-Term Fixed Income (cost $98,751,330)	96,891,478

Shares	Registered Investment Companies (8.4%)
Affiliated (6.8%)
2,879,819	Thrivent Core Emerging Markets Debt Fund	26,263,948

	Total	26,263,948

Unaffiliated (1.6%)
82,771	Aberdeen Asia-Pacific Income Fund, Inc.	320,324
13,850	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	147,918
17,178	BlackRock Resources & Commodities Strategy Trust	121,277
17,500	Invesco Senior Loan ETF	381,150
7,785	iShares iBoxx $ High Yield Corporate Bond ETF[h]	631,363
1,517	iShares Russell 2000 Index Fund	203,126
1,127	iShares Russell 2000 Value Index Fund	121,198
39,971	MFS Intermediate Income Trust	146,694
40,000	SPDR Bloomberg Barclays High Yield Bond ETF[h]	1,343,600
36,421	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	948,039
2,105	SPDR S&P Retail ETF	86,284
772	SPDR S&P Semiconductor ETF	49,948
42,782	Templeton Global Income Fund	257,975
376	VanEck Vectors Semiconductor ETF	32,817
2,280	Vanguard Real Estate ETF	170,020
2,000	Vanguard Short-Term Corporate Bond ETF	155,880
33,589	Western Asset Emerging Markets Debt Fund, Inc.	412,809

The accompanying Notes to Financial Statements are an integral part of this schedule.

27

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Registered Investment Companies (8.4%)	Value
Unaffiliated (1.6%) - continued
51,651	Western Asset High Income Opportunity Fund, Inc.	$226,231

	Total	5,756,653

	Total Registered Investment Companies (cost $34,459,657)	32,020,601

	Preferred Stock (0.8%)
Consumer Staples (0.1%)
12,800	CHS, Inc., 7.100%[b,k]	316,032
300	Henkel AG & Company KGaA	32,768

	Total	348,800

Energy (0.2%)
45,708	Crestwood Equity Partners, LP, 9.250%[k]	399,945
13,370	NuStar Logistics, LP, 9.170%[b]	318,741

	Total	718,686

Financials (0.5%)
3,174	Agribank FCB, 6.875%[b,k]	323,748
2,485	CoBank ACB, 6.250%[b,k]	248,500
6,957	Federal National Mortgage Association, 0.000%[f,k]	48,351
380	First Tennessee Bank NA, 3.750%[b,g,k]	279,340
7,800	GMAC Capital Trust I, 8.401%[b]	197,730
3,700	Hartford Financial Services Group, Inc., 7.875%[b]	101,195
6,200	Morgan Stanley, 7.125%[b,k]	163,494
420	Wells Fargo & Company, Convertible, 7.500%[k]	530,027

	Total	1,892,385

Real Estate (<0.1%)
8,706	Colony Capital, Inc., 8.75%[k]	201,457

	Total	201,457

Utilities (<0.1%)
3,200	NiSource, Inc., 6.500%[b,f,k]	80,128

	Total	80,128

	Total Preferred Stock (cost $3,320,773)	3,241,456

	Collateral Held for Securities Loaned (0.8%)
3,131,824	Thrivent Cash Management Trust	3,131,824

	Total Collateral Held for Securities Loaned (cost $3,131,824)	3,131,824

Shares or Principal Amount	Short-Term Investments (10.3%)
	Federal Home Loan Bank Discount Notes
200,000	2.330%, 1/30/2019[m,n]	199,630
200,000	2.340%, 2/5/2019[m,n]	199,546
300,000	2.350%, 2/13/2019[m,n]	299,160
	Thrivent Core Short-Term Reserve Fund
3,901,736	2.670%	$39,017,357

	Total Short-Term Investments (cost $39,715,684)	39,715,693

	Total Investments (cost $428,047,305) 106.5%	$410,919,545

	Other Assets and Liabilities, Net (6.5%)	(24,987,609)

	Total Net Assets 100.0%	$385,931,936

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Non-income producing security.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $31,729,201 or 8.2% of total net assets.

h	All or a portion of the security is on loan.
i	All or a portion of the security is insured or guaranteed.
j	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2018.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Balanced Income Plus Portfolio as of December 31, 2018 was $260,021 or 0.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2018.

The accompanying Notes to Financial Statements are an integral part of this schedule.

28

BALANCED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Security	Acquisition Date	Cost
MGIC Investment Corporation, Convertible, 4/1/2063	8/31/2016	$259,211

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Balanced Income Plus Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$2,334,527
Taxable Debt Security	714,335

Total lending	$3,048,862
Gross amount payable upon return of collateral for securities loaned	$3,131,824

Net amounts due to counterparty	$82,962

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

29

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (13.0%)[a]	Value
Basic Materials (0.7%)
	Ball Metalpack Finco, LLC, Term Loan
$139,300	7.022%, (LIBOR 1M + 4.500%), 7/31/2025[b,c]	$134,773
	Big River Steel, LLC, Term Loan
557,937	7.803%, (LIBOR 3M + 5.000%), 8/23/2023[b]	550,963
	Chemours Company, Term Loan
441,663	4.280%, (LIBOR 1M + 1.750%), 4/3/2025[b]	422,892
	CONSOL Energy, Inc., Term Loan
544,500	8.530%, (LIBOR 1M + 6.000%), 11/28/2022[b]	548,584
	Contura Energy, Inc., Term Loan
1,405,000	7.387%, (LIBOR 1M + 5.000%), 11/9/2025[b]	1,387,437
	Peabody Energy Corporation, Term Loan
625,275	5.272%, (LIBOR 1M + 2.750%), 3/31/2025[b,c]	604,954
	Pixelle Specialty Solutions, LLC, Term Loan
750,000	8.522%, (LIBOR 1M + 6.000%), 10/31/2024[b]	729,375
	Starfruit US Holdco, LLC, Term Loan
470,000	5.599%, (LIBOR 1M + 3.250%), 10/1/2025[b,c]	448,850

	Total	4,827,828

Capital Goods (0.8%)
	Advanced Disposal Services, Inc., Term Loan
492,912	4.669%, (LIBOR 1W + 2.250%), 11/10/2023[b]	472,732
	GFL Environmental, Inc., Term Loan
1,500,463	5.522%, (LIBOR 1M + 3.000%), 5/31/2025[b]	1,396,181
	Natgasoline, LLC, Term Loan
600,000	6.250%, (LIBOR 3M + 3.500%), 11/14/2025[b,c]	586,500
	Navistar, Inc., Term Loan
1,017,313	5.890%, (LIBOR 1M + 3.500%), 11/6/2024[b]	979,163
	Sotera Health Holdings, LLC, Term Loan
844,085	5.522%, (LIBOR 1M + 3.000%), 5/15/2022[b]	806,802
	Vertiv Group Corporation, Term Loan
1,437,973	6.707%, (LIBOR 3M + 4.000%), 11/15/2023[b]	1,301,366

	Total	5,542,744

Communications Services (2.8%)
	Altice France SA, Term Loan
443,250	5.272%, (LIBOR 1M + 2.750%), 7/31/2025[b]	404,687
1,720,000	6.455%, (LIBOR 1M + 4.000%), 1/31/2026[b]	1,621,100
	CenturyLink, Inc., Term Loan
1,663,200	5.272%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,548,439
	Charter Communications Operating, LLC, Term Loan
1,004,850	4.530%, (LIBOR 1M + 2.000%), 4/30/2025[b]	961,018
	CSC Holdings, LLC, Term Loan
812,625	4.705%, (LIBOR 1M + 2.250%), 7/17/2025[b]	769,149
	Frontier Communications Corporation, Term Loan
1,248,768	6.280%, (LIBOR 1M + 3.750%), 6/15/2024[b]	1,155,897
	Gray Television, Inc., Term Loan
463,668	4.599%, (LIBOR 1M + 2.250%), 2/7/2024[b]	443,962
540,000	0.000%, (LIBOR 3M + 2.500%), 11/2/2025[b,d,e]	520,717
	HCP Acquisition, LLC, Term Loan
849,105	5.522%, (LIBOR 1M + 3.000%), 5/16/2024[b]	817,001
	Intelsat Jackson Holdings SA, Term Loan
810,000	6.256%, (LIBOR 1M + 3.750%), 11/27/2023[b]	782,517
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
1,235,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	1,180,203
245,000	9.186%, (LIBOR 3M + 6.750%), 7/7/2023[b,c]	227,850
	Mediacom Illinois, LLC, Term Loan
461,513	4.170%, (LIBOR 1W + 1.750%), 2/15/2024[b]	439,208
	NEP Group, Inc., Term Loan
590,000	5.772%, (LIBOR 1M + 3.250%), 10/20/2025[b]	563,822
	SBA Senior Finance II, LLC, Term Loan
661,675	4.530%, (LIBOR 1M + 2.000%), 4/11/2025[b]	633,038
	Sprint Communications, Inc., Term Loan
1,788,150	5.063%, (LIBOR 1M + 2.500%), 2/3/2024[b]	1,697,258
605,000	5.563%, (LIBOR 1M + 3.000%), 2/3/2024[b]	583,825
	Syniverse Holdings, Inc., Term Loan
277,900	7.455%, (LIBOR 1M + 5.000%), 3/9/2023[b]	247,795
	TNS, Inc., Term Loan
767,703	6.710%, (LIBOR 3M + 4.000%), 8/14/2022[b]	759,066
	Unitymedia Finance, LLC, Term Loan
960,000	4.705%, (LIBOR 1M + 2.250%), 1/15/2026[b]	924,797
	Univision Communications, Inc., Term Loan
1,398,573	5.272%, (LIBOR 1M + 2.750%), 3/15/2024[b]	1,262,800
	Virgin Media Bristol, LLC, Term Loan
1,275,000	4.955%, (LIBOR 1M + 2.500%), 1/15/2026[b]	1,204,722

The accompanying Notes to Financial Statements are an integral part of this schedule.

30

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (13.0%)[a]	Value
Communications Services (2.8%) - continued
	Windstream Services, LLC, Term Loan
$282,830	6.460%, (LIBOR 1M + 4.000%), 3/30/2021[b]	$251,212

	Total	19,000,083

Consumer Cyclical (1.7%)
	Boyd Gaming Corporation, Term Loan
378,301	4.666%, (LIBOR 1W + 2.250%), 9/15/2023[b]	363,642
	Cengage Learning, Inc., Term Loan
1,160,217	6.754%, (LIBOR 1M + 4.250%), 6/7/2023[b]	990,535
	Eldorado Resorts, Inc., Term Loan
277,128	4.500%, (LIBOR 2M + 2.000%), 4/17/2024[b]	264,427
	Four Seasons Hotels, Ltd., Term Loan
777,071	4.522%, (LIBOR 1M + 2.000%), 11/30/2023[b]	743,905
	Golden Entertainment, Inc., Term Loan
1,410,750	5.530%, (LIBOR 1M + 3.000%), 10/20/2024[b,c]	1,347,266
225,000	9.530%, (LIBOR 1M + 7.000%), 10/20/2025[b]	215,437
	Golden Nugget, LLC, Term Loan
1,073,461	5.237%, (LIBOR 3M + 2.750%), 10/4/2023[b]	1,030,522
	KAR Auction Services, Inc., Term Loan
329,266	5.313%, (LIBOR 3M + 2.500%), 3/9/2023[b]	319,800
	Men’s Warehouse, Inc., Term Loan
608,467	5.599%, (LIBOR 1M + 3.250%), 4/9/2025[b]	584,889
	Mohegan Gaming and Entertainment, Term Loan
1,170,069	6.522%, (LIBOR 1M + 4.000%), 10/13/2023[b]	1,039,021
	Neiman Marcus Group, Ltd., LLC, Term Loan
436,562	5.630%, (LIBOR 1M + 3.250%), 10/25/2020[b]	367,669
	Scientific Games International, Inc., Term Loan
2,183,500	5.250%, (LIBOR 1M + 2.750%), 8/14/2024[b]	2,043,909
	Seminole Hard Rock Entertainment, Inc., Term Loan
301,974	5.146%, (PRIME + 1.750%), 5/14/2020[b]	296,940
	Stars Group Holdings BV, Term Loan
1,437,775	6.303%, (LIBOR 3M + 3.500%), 7/10/2025[b]	1,386,260
	Tenneco, Inc., Term Loan
460,000	5.272%, (LIBOR 1M + 2.750%), 10/1/2025[b]	431,020
	Wyndham Hotels & Resorts, Inc., Term Loan
533,662	4.272%, (LIBOR 1M + 1.750%), 5/30/2025[b]	512,316

	Total	11,937,558

Consumer Non-Cyclical (2.4%)
	Air Medical Group Holdings, Inc., Term Loan
2,217,600	5.682%, (LIBOR 1M + 3.250%), 4/28/2022[b]	2,065,827
242,550	6.754%, (LIBOR 1M + 4.250%), 3/14/2025[b]	224,878
	Albertson’s, LLC, Term Loan
701,090	5.822%, (LIBOR 3M + 3.000%), 12/21/2022[b]	671,777
950,016	5.691%, (LIBOR 3M + 3.000%), 6/22/2023[b]	900,140
1,095,000	5.522%, (LIBOR 1M + 3.000%), 11/16/2025[b]	1,036,144
	Amneal Pharmaceuticals, LLC, Term Loan
875,397	6.063%, (LIBOR 1M + 3.500%), 5/4/2025[b]	827,976
	Bausch Health Companies, Inc., Term Loan
1,679,562	5.379%, (LIBOR 1M + 3.000%), 6/1/2025[b]	1,600,724
	CHS/Community Health Systems, Inc., Term Loan
702,949	5.957%, (LIBOR 3M + 3.250%), 1/27/2021[b]	674,332
	Endo International plc, Term Loan
1,342,966	6.813%, (LIBOR 1M + 4.250%), 4/27/2024[b]	1,269,103
	Grifols Worldwide Operations USA, Inc., Term Loan
746,700	4.669%, (LIBOR 1W + 2.250%), 1/31/2025[b]	715,070
	JBS USA LUX SA, Term Loan
1,689,900	5.260%, (LIBOR 1M + 2.500%), 10/30/2022[b]	1,622,304
	Libbey Glass, Inc., Term Loan
265,708	5.387%, (LIBOR 1M + 3.000%), 4/9/2021[b]	253,307
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,957,205	6.522%, (LIBOR 1M + 4.000%), 5/4/2022[b]	1,762,091
	MPH Acquisition Holdings, LLC, Term Loan
750,221	5.553%, (LIBOR 3M + 2.750%), 6/7/2023[b]	708,959
	Ortho-Clinical Diagnostics SA, Term Loan
965,300	5.756%, (LIBOR 1M + 3.250%), 6/1/2025[b]	893,202
	Plantronics, Inc., Term Loan
448,875	5.022%, (LIBOR 1M + 2.500%), 7/2/2025[b]	431,032
	Revlon Consumer Products Corporation, Term Loan
697,513	6.207%, (LIBOR 3M + 3.500%), 9/7/2023[b]	492,493

	Total	16,149,359

Energy (0.9%)
	BCP Raptor II, LLC, Term Loan
565,000	7.143%, (LIBOR 2M + 4.750%), 12/19/2025[b]	521,919

The accompanying Notes to Financial Statements are an integral part of this schedule.

31

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (13.0%)[a]	Value
Energy (0.9%) - continued
	Calpine Corporation, Term Loan
$794,706	5.310%, (LIBOR 3M + 2.500%), 1/15/2024[b]	$753,604
	Consolidated Energy Finance SA, Term Loan
467,650	4.932%, (LIBOR 1M + 2.500%), 5/7/2025[b,c]	452,451
	HFOTCO, LLC, Term Loan
1,373,100	5.280%, (LIBOR 1M + 2.750%), 6/26/2025[b]	1,342,205
	McDermott Technology (Americas), Inc., Term Loan
1,280,325	7.522%, (LIBOR 1M + 5.000%), 5/10/2025[b]	1,191,765
	MEG Energy Corporation, Term Loan
89,425	6.030%, (LIBOR 1M + 3.500%), 12/31/2023[b]	87,301
	Radiate Holdco, LLC, Term Loan
2,098,640	5.522%, (LIBOR 1M + 3.000%), 2/1/2024[b]	1,975,009

	Total	6,324,254

Financials (2.3%)
	Air Methods Corporation, Term Loan
1,450,574	6.303%, (LIBOR 3M + 3.500%), 4/21/2024[b]	1,141,805
	Avolon TLB Borrower 1 US, LLC, Term Loan
1,344,128	4.470%, (LIBOR 1M + 2.000%), 1/15/2025[b]	1,289,248
	Cyxtera DC Holdings, Inc., Term Loan
216,700	5.380%, (LIBOR 1M + 3.000%), 5/1/2024[b]	206,948
135,000	9.630%, (LIBOR 1M + 7.250%), 5/1/2025[b]	123,525
	Digicel International Finance, Ltd., Term Loan
1,316,670	5.960%, (LIBOR 3M + 3.250%), 5/10/2024[b]	1,191,586
	DJO Finance, LLC, Term Loan
180,815	5.709%, (LIBOR 1M + 3.250%), 6/7/2020[b]	178,194
	Genworth Holdings, Inc., Term Loan
238,200	6.955%, (LIBOR 1M + 4.500%), 3/7/2023[b,c]	233,436
	GGP Nimbus LP, Term Loan
1,320,000	5.022%, (LIBOR 1M + 2.500%), 8/24/2025[b]	1,241,209
	Grizzly Finco, Term Loan
997,500	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b]	972,562
	Harland Clarke Holdings Corporation, Term Loan
1,179,682	7.553%, (LIBOR 3M + 4.750%), 11/3/2023[b]	1,062,009
	INEOS U.S. Finance, LLC, Term Loan
1,737,450	4.522%, (LIBOR 1M + 2.000%), 3/31/2024[b]	1,637,547
	Level 3 Parent, LLC, Term Loan
1,600,000	4.754%, (LIBOR 1M + 2.250%), 2/22/2024[b]	1,516,000
	MoneyGram International, Inc., Term Loan
813,035	5.772%, (LIBOR 1M + 3.250%), 3/28/2020[b]	665,063
	Sable International Finance, Ltd., Term Loan
2,345,000	5.772%, (LIBOR 1M + 3.250%), 1/31/2026[b]	2,256,218
	Trans Union, LLC, Term Loan
811,575	4.522%, (LIBOR 1M + 2.000%), 4/9/2023[b]	779,112
	Tronox Finance, LLC, Term Loan
455,528	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b,d,e]	441,210
1,051,217	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b,d,e]	1,018,178

	Total	15,953,850

Technology (0.8%)
	First Data Corporation, Term Loan
2,150,000	4.504%, (LIBOR 1M + 2.000%), 4/26/2024[b]	2,048,950
	Micron Technology, Inc., Term Loan
540,840	4.280%, (LIBOR 1M + 1.750%), 4/26/2022[b]	530,023
	Rackspace Hosting, Inc., Term Loan
1,746,213	5.582%, (LIBOR 3M + 3.000%), 11/3/2023[b]	1,536,667
	SS&C Technologies Holdings Europe SARL, Term Loan
307,424	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	289,419
	SS&C Technologies, Inc., Term Loan
810,475	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	763,006

	Total	5,168,065

Transportation (0.1%)
	WideOpenWest Finance, LLC, Term Loan
763,337	5.720%, (LIBOR 1M + 3.250%), 8/19/2023[b]	705,133

	Total	705,133

Utilities (0.5%)
	Arctic LNG Carriers, Ltd., Term Loan
1,620,325	7.022%, (LIBOR 1M + 4.500%), 5/18/2023[b,c]	1,563,614
	Core and Main, LP, Term Loan
638,550	5.721%, (LIBOR 3M + 3.000%), 8/1/2024[b]	615,671
	EnergySolutions, LLC, Term Loan
432,825	6.553%, (LIBOR 3M + 3.750%), 5/11/2025[b]	398,199
	GIP III Stetson I, LP, Term Loan
320,000	6.695%, (LIBOR 3M + 4.250%), 7/18/2025[b]	307,600
	Talen Energy Supply, LLC, Term Loan
525,367	6.522%, (LIBOR 1M + 4.000%), 7/6/2023[b]	517,266

The accompanying Notes to Financial Statements are an integral part of this schedule.

32

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (13.0%)[a]	Value
Utilities (0.5%) - continued
	TerraForm Power Operating, LLC, Term Loan
$396,993	4.522%, (LIBOR 1M + 2.000%), 11/8/2022[b]	$382,768

	Total	3,785,118

	Total Bank Loans (cost $94,561,680)	89,393,992

	Long-Term Fixed Income (48.1%)
Asset-Backed Securities (6.7%)
	Apidos CLO XXIV
1,570,000	3.919%, (LIBOR 3M + 1.450%), 10/20/2030, Ser. 2016-24A, Class A1BRb,f	1,549,180
	Babson CLO, Ltd.
1,400,000	5.369%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class Db,f	1,322,499
	Business Jet Securities, LLC
1,672,593	4.447%, 6/15/2033, Ser. 2018-2, Class Af	1,690,439
	Cent CLO, LP
1,950,000	4.790%, (LIBOR 3M + 2.300%), 10/25/2028, Ser. 2018-27A, Class Bb,f	1,924,504
	Foundation Finance Trust
766,146	3.300%, 7/15/2033, Ser. 2017-1A, Class Af	760,865
	GSAA Home Equity Trust
749,554	2.776%, (LIBOR 1M + 0.270%), 7/25/2037, Ser. 2007-7, Class A4[b]	712,123
	Harley Marine Financing, LLC
1,326,375	5.682%, 5/15/2043, Ser. 2018-1A, Class A2[f]	916,087
	J.P. Morgan Mortgage Acquisition Trust
1,102,666	4.260%, 3/25/2047, Ser. 2007-HE1, Class AF4[g]	821,073
	Lehman XS Trust
779,875	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bg	711,466
	Lendmark Funding Trust
1,600,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Af	1,578,665
	Madison Park Funding XIV, Ltd.
1,450,000	3.869%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,f	1,425,730
	Myers Park CLO, Ltd.
1,425,000	3.738%, (LIBOR 3M + 1.400%), 10/20/2030, Ser. 2018-1A, Class A2[b,f]	1,401,993
	Neuberger Berman CLO XIV, Ltd.
1,187,500	6.159%, (LIBOR 3M + 3.650%), 1/28/2030, Ser. 2013-14A, Class DRb,f	1,150,876
	Neuberger Berman CLO, Ltd.
475,000	6.119%, (LIBOR 3M + 3.650%), 4/22/2029, Ser. 2014-17A, Class DRb,f	460,169
	Oak Hill Advisors Residential Loan Trust
990,704	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1[f,g]	970,680
	Octagon Investment Partners XX, Ltd.
975,000	6.168%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DRb,f	969,003
	OHA Credit Funding 1, Ltd.
1,215,000	4.089%, (LIBOR 3M + 1.450%), 10/20/2030, Ser. 2018-1A, Class A2[b,f]	1,199,645
	OZLM Funding II, Ltd.
2,435,000	4.020%, (LIBOR 3M + 1.500%), 7/15/2031, Ser. 2012-2A, Class A1BRb,f	2,411,600
	OZLM IX, Ltd.
1,875,000	4.019%, (LIBOR 3M + 1.550%), 10/20/2031, Ser. 2014-9A, Class A1BRb,f	1,869,358
	Palmer Square Loan Funding, Ltd.
1,000,000	4.370%, (LIBOR 3M + 1.900%), 1/20/2027, Ser. 2018-5A, Class Bb,f	982,085
	Park Avenue Institutional Advisers CLO, Ltd.
2,400,000	3.992%, (LIBOR 3M + 1.500%), 10/20/2031, Ser. 2018-1A, Class A1Bb,f	2,361,991
	Preston Ridge Partners Mortgage Trust, LLC
295,981	4.250%, 1/25/2022, Ser. 2017-1A, Class A1[f,g]	295,406
523,525	3.470%, 9/25/2022, Ser. 2017-2A, Class A1[f,g]	518,902
1,317,047	3.750%, 4/25/2023, Ser. 2018-1A, Class A1[b,f]	1,309,176
	Pretium Mortgage Credit Partners, LLC
1,186,397	4.826%, 9/25/2058, Ser. 2018-NPL4, Class A1[f,g]	1,188,537
1,324,481	3.700%, 3/27/2033, Ser. 2018-NPL2, Class A1[f,g]	1,306,603
	Renaissance Home Equity Loan Trust
303,100	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[g]	206,219
1,176,746	5.797%, 8/25/2036, Ser. 2006-2, Class AF3[g]	681,701
	Sound Point CLO X, Ltd.
1,150,000	5.169%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DRb,f	1,079,001
	Sound Point CLO XXI, Ltd.
2,400,000	3.864%, (LIBOR 3M + 1.450%), 10/26/2031, Ser. 2018-3A, Class A1Bb,f	2,360,878
	Spirit Master Funding, LLC
1,887,058	4.360%, 12/20/2047, Ser. 2017-1A, Class Af	1,908,673

The accompanying Notes to Financial Statements are an integral part of this schedule.

33

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Asset-Backed Securities (6.7%) - continued
	THL Credit Wind River CLO, Ltd.
$1,250,000	5.286%, (LIBOR 3M + 2.850%), 7/15/2028, Ser. 2016-1A, Class DRb	$1,174,164
3,750,000	3.848%, (LIBOR 3M + 1.450%), 10/22/2031, Ser. 2014-3A, Class A2R2[b,f]	3,689,445
	Vericrest Opportunity Loan Transferee
1,400,000	4.704%, 8/25/2048, Ser. 2018-NPL5, Class A1Bf,g	1,402,627
	Vericrest Opportunity Loan Trust
546,345	3.250%, 6/25/2047, Ser. 2017-NPL7, Class A1[f,g]	543,695
	Vericrest Opportunity Loan Trust LXV, LLC
1,258,351	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[f,g]	1,245,968

	Total	46,101,026

Basic Materials (1.4%)
	Alcoa Nederland Holding BV
735,000	6.750%, 9/30/2024[f]	746,025
	Anglo American Capital plc
216,000	4.125%, 9/27/2022[f]	212,870
775,000	4.750%, 4/10/2027[f]	742,630
	ArcelorMittal SA
319,000	6.125%, 6/1/2025	334,011
	BWAY Holding Company
760,000	5.500%, 4/15/2024[f]	714,400
	CF Industries, Inc.
860,000	3.450%, 6/1/2023	799,800
	E.I. du Pont de Nemours and Company
216,000	2.200%, 5/1/2020	214,454
	First Quantum Minerals, Ltd.
322,000	7.000%, 2/15/2021[f]	309,120
	FMG Resources Property, Ltd.
795,000	5.125%, 5/15/2024[f,h]	731,400
	Kinross Gold Corporation
108,000	5.125%, 9/1/2021	107,730
	LyondellBasell Industries NV
64,000	5.000%, 4/15/2019	64,070
	Packaging Corporation of America
164,000	2.450%, 12/15/2020	160,991
	Peabody Securities Finance Corporation
745,000	6.375%, 3/31/2025[f]	692,850
	Platform Specialty Products Corporation
545,000	5.875%, 12/1/2025[f]	509,575
	Sherwin-Williams Company
216,000	2.250%, 5/15/2020	212,662
	Steel Dynamics, Inc.
645,000	5.000%, 12/15/2026	611,138
	Syngenta Finance NV
200,000	3.933%, 4/23/2021[f]	197,260
	Trinseo Materials Operating SCA
820,000	5.375%, 9/1/2025[f]	716,680
	United States Steel Corporation
1,100,000	6.250%, 3/15/2026	962,500
	Vale Overseas, Ltd.
70,000	4.375%, 1/11/2022	71,225
	Xstrata Finance Canada, Ltd.
163,000	4.950%, 11/15/2021[f]	166,482

	Total	9,277,873

Capital Goods (2.0%)
	AECOM
1,105,000	5.875%, 10/15/2024	1,088,425
	Ashtead Capital, Inc.
670,000	4.125%, 8/15/2025[f]	613,050
	Bombardier, Inc.
725,000	7.500%, 3/15/2025[f]	683,312
	Building Materials Corporation of America
785,000	6.000%, 10/15/2025[f]	752,893
	Caterpillar Financial Services Corporation
161,000	1.850%, 9/4/2020	157,813
	Cemex SAB de CV
775,000	5.700%, 1/11/2025[f]	743,039
	Cintas Corporation No. 2
162,000	2.900%, 4/1/2022	159,343
	CNH Industrial Capital, LLC
165,000	4.875%, 4/1/2021	167,657
	Covanta Holding Corporation
1,000,000	6.000%, 1/1/2027	895,000
	Crown Americas Capital Corporation IV
730,000	4.500%, 1/15/2023	712,663
	Crown Cork & Seal Company, Inc.
410,000	7.375%, 12/15/2026	436,650
	Flex Acquisition Company, Inc.
875,000	7.875%, 7/15/2026[f]	787,500
	General Electric Company
620,000	5.000%, 1/21/2021[b,i]	474,300
	H&E Equipment Services, Inc.
860,000	5.625%, 9/1/2025	789,050
	L3 Technologies, Inc.
280,000	4.950%, 2/15/2021	286,517
	Lockheed Martin Corporation
70,000	2.500%, 11/23/2020	69,219
	Owens-Brockway Glass Container, Inc.
1,070,000	5.000%, 1/15/2022[f]	1,059,300
	Reynolds Group Issuer, Inc.
1,125,000	5.125%, 7/15/2023[f]	1,071,563
	Rockwell Collins, Inc.
112,000	2.800%, 3/15/2022	108,857
	Roper Technologies, Inc.
270,000	2.800%, 12/15/2021	264,501
	Standard Industries, Inc.
185,000	5.500%, 2/15/2023[f]	181,300
	Textron Financial Corporation
1,350,000	4.351%, (LIBOR 3M + 1.735%), 2/15/2042[b,f]	972,000
	Textron, Inc.
137,000	7.250%, 10/1/2019	141,172
	United Rentals North America, Inc.
780,000	5.500%, 7/15/2025	735,150

The accompanying Notes to Financial Statements are an integral part of this schedule.

34

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Capital Goods (2.0%) - continued
	United Technologies Corporation
$237,000	3.950%, 8/16/2025	$235,271

	Total	13,585,545

Collateralized Mortgage Obligations (8.5%)
	Adjustable Rate Mortgage Trust
569,989	4.394%, 11/25/2035, Ser. 2005-9, Class 1A4[b]	539,467
	Alternative Loan Trust
616,376	6.000%, 8/1/2036, Ser. 2006-24CB, Class A9	515,587
	Antler Mortgage Trust
2,400,000	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1[f]	2,395,639
	Banc of America Alternative Loan Trust
222,137	3.006%, (LIBOR 1M + 0.500%), 4/25/2035, Ser. 2005-3, Class 1CB1[b]	196,425
921,251	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	860,576
	Banc of America Funding
1,613,513	2.630%, (LIBOR 1M + 0.160%), 2/20/2047, Ser. 2007-A, Class 2A1[b]	1,527,544
	Bear Stearns Adjustable Rate Mortgage Trust
92,893	4.730%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[b]	93,594
	Bellemeade Re 2018-1, Ltd.
1,200,000	4.106%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,f	1,199,998
	Cascade Funding Mortgage Trust
1,327,261	4.580%, 6/25/2048, Ser. 2018-RM1, Class A1[c,f]	1,325,284
1,773,550	4.000%, 10/25/2068, Ser. 2018-RM2, Class Ab,c,f	1,773,231
	CHL Mortgage Pass-Through Trust
1,187,675	3.847%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	1,089,061
598,151	4.241%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	574,927
1,602,269	6.000%, 11/25/2037, Ser. 2007-18, Class 1A2	1,345,202
	CIM Trust
1,100,034	5.000%, 12/25/2057, Ser. 2018-R3, Class A1[b,f]	1,148,089
	Citicorp Mortgage Securities Trust
183,234	6.000%, 5/25/2037, Ser. 2007-4, Class 1A5	172,554
	Citigroup Mortgage Loan Trust, Inc.
205,520	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	202,965
421,836	3.909%, 3/25/2037, Ser. 2007-AR4, Class 2A1Ab	351,157
	COLT Mortgage Loan Trust
201,711	2.750%, 9/25/2046, Ser. 2016-2, Class A1[b,f]	200,733
	Countrywide Alternative Loan Trust
136,437	2.906%, (LIBOR 1M + 0.400%), 2/25/2035, Ser. 2005-J1, Class 5A1[b]	129,961
302,458	3.864%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	261,952
391,984	3.923%, 10/25/2035, Ser. 2005-43, Class 1A1[b]	382,984
223,264	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	202,238
138,482	6.000%, 4/25/2036, Ser. 2006-4CB, Class 1A1	112,136
352,021	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	217,526
103,709	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	97,136
478,606	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	393,662
	Countrywide Home Loan Mortgage Pass Through Trust
578,629	4.078%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	508,970
	CSMC Mortgage-Backed Trust
530,853	5.500%, 3/25/2037, Ser. 2007-2, Class 3A4	438,787
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
1,127,149	5.250%, 6/25/2035, Ser. 2005-3, Class 4A6	1,137,605
169,786	2.706%, (LIBOR 1M + 0.200%), 11/25/2035, Ser. 2005-5, Class 2A1[b]	104,459
336,701	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	350,028
	Federal Home Loan Mortgage Corporation
2,362,043	2.500%, 12/15/2022, Ser. 4155, Class AIj	88,039
1,036,091	2.500%, 5/15/2027, Ser. 4106, Class HIj	63,065
1,309,054	2.500%, 2/15/2028, Ser. 4162, Class AIj	98,377
3,983,609	2.500%, 3/15/2028, Ser. 4177, Class EIj	303,322
1,932,779	3.000%, 4/15/2028, Ser. 4193, Class AIj	156,976
1,901,105	3.000%, 2/15/2033, Ser. 4170, Class IGj	209,568
	Federal Home Loan Mortgage Corporation - REMIC
4,315,621	3.000%, 7/15/2027, Ser. 4074, Class IOj	352,079
	Federal National Mortgage Association
1,797,101	2.500%, 2/25/2028, Ser. 2013-46, Class CIj	116,640
1,331,857	3.000%, 4/25/2028, Ser. 2013-30, Class DIj	125,814
1,661,412	3.500%, 1/25/2033, Ser. 2012-150, Class YIj	208,220
	Federal National Mortgage Association - REMIC
7,671,433	3.000%, 8/25/2027, Ser. 2012-95, Class HIj	581,505

The accompanying Notes to Financial Statements are an integral part of this schedule.

35

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Collateralized Mortgage Obligations (8.5%) - continued
$2,771,204	2.500%, 1/25/2028, Ser. 2012-152, Class AIj	$201,341
7,154,799	3.000%, 1/25/2028, Ser. 2012-147, Class EIj	585,871
	First Horizon Alternative Mortgage Securities Trust
377,985	4.010%, 3/25/2035, Ser. 2005-AA2, Class 1A1[b]	354,868
399,790	4.250%, 7/25/2035, Ser. 2005-AA5, Class 2A1[b]	388,601
520,720	6.000%, (LIBOR 1M + 1.000%), 8/25/2036, Ser. 2006-FA4, Class 1A4[b]	409,770
	First Horizon Mortgage Pass-Through Trust
383,415	4.509%, 8/25/2037, Ser. 2007-AR2, Class 1A2[b]	311,258
	GMAC Mortgage Corporation Loan Trust
723,706	3.801%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	687,311
	Government National Mortgage Association
1,331,180	4.000%, 1/16/2027, Ser. 2012-3, Class IOj	114,229
	Greenpoint Mortgage Funding Trust
467,328	2.706%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	412,440
	Impac Secured Assets Trust
1,315,539	2.746%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	1,094,778
	IndyMac IMJA Mortgage Loan Trust
535,323	6.250%, 11/25/2037, Ser. 2007-A3, Class A1	402,569
	IndyMac INDX Mortgage Loan Trust
1,553,073	3.755%, 10/25/2035, Ser. 2005-AR19, Class A1[b]	1,381,414
1,217,566	2.716%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bb	1,098,840
	J.P. Morgan Alternative Loan Trust
708,251	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	602,594
	J.P. Morgan Mortgage Trust
140,122	6.500%, 1/25/2035, Ser. 2005-S1, Class 1A2	151,133
569,075	4.140%, 2/25/2036, Ser. 2006-A1, Class 2A2[b]	512,727
543,336	4.196%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	468,363
505,952	2.886%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	259,259
276,240	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	152,937
	Lehman Mortgage Trust
262,037	3.256%, (LIBOR 1M + 0.750%), 12/25/2035, Ser. 2005-2, Class 3A1[b]	200,795
	Master Asset Securitization Trust
841,649	3.006%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	383,097
	MASTR Alternative Loans Trust
132,350	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	133,184
292,826	2.956%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	133,688
	Merrill Lynch Alternative Note Asset Trust
404,720	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	310,267
	Merrill Lynch Mortgage Investors Trust
867,521	3.977%, 6/25/2035, Ser. 2005-A5, Class M1[b]	863,059
	MortgageIT Trust
1,262,603	2.706%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	1,119,846
	Oaktown Re II, Ltd.
2,000,000	4.056%, (LIBOR 1M + 1.550%), 7/25/2028, Ser. 2018-1A, Class M1[b,f]	2,002,423
	Radnor RE, Ltd.
1,250,000	3.906%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1[b,f]	1,247,338
1,700,000	5.206%, (LIBOR 1M + 2.700%), 3/25/2028, Ser. 2018-1, Class M2[b,f]	1,698,202
	RCO Mortgage, LLC
1,240,285	3.197%, 11/25/2052, Ser. 2017-INV1, Class Ab,f	1,217,643
	Residential Accredit Loans, Inc. Trust
380,121	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	365,120
553,011	6.000%, 4/25/2036, Ser. 2006-QS4, Class A2	505,412
1,070,019	3.056%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	832,944
459,223	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	421,055
798,504	5.750%, 4/25/2037, Ser. 2007-QS6, Class A28	723,767
489,301	6.250%, 4/25/2037, Ser. 2007-QS6, Class A6	455,539
208,610	6.000%, 6/25/2037, Ser. 2007-QS8, Class A10	185,953
	Residential Asset Securitization Trust
577,021	6.203%, 8/25/2022, Ser. 2007-A8, Class 3A1[b]	488,982
665,832	3.280%, 1/25/2034, Ser. 2004-IP1, Class A1[b]	647,719
810,829	5.500%, 4/25/2035, Ser. 2005-A1, Class A3	826,113
	Residential Funding Mortgage Security I Trust
544,170	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	503,463

The accompanying Notes to Financial Statements are an integral part of this schedule.

36

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Collateralized Mortgage Obligations (8.5%) - continued
	Sequoia Mortgage Trust
$1,029,983	3.931%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	$836,538
	Starwood Mortgage Residential Trust
1,861,531	4.121%, 10/25/2048, Ser. 2018-IMC2, Class A1[b,f]	1,876,443
	Structured Adjustable Rate Mortgage Loan Trust
381,363	4.198%, 7/25/2035, Ser. 2005-15, Class 4A1[b]	349,684
218,449	4.267%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	172,820
	Structured Asset Mortgage Investments, Inc.
879,168	2.816%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	843,594
	Toorak Mortgage Corporation 2018- 1, Ltd.
1,750,000	4.336%, 8/25/2021, Ser. 2018-1, Class A1[f,g]	1,752,648
	WaMu Mortgage Pass Through Certificates
632,763	3.765%, 8/25/2036, Ser. 2006-AR8, Class 3A2[b]	590,526
806,256	3.030%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	733,695
62,962	3.877%, 8/25/2046, Ser. 2006-AR8, Class 1A1[b]	59,118
981,297	3.117%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	882,136
985,165	3.037%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	917,103
851,174	2.268%, (COF 11 + 1.250%), 3/25/2047, Ser. 2007-OA2, Class 2Ab	800,785
	Washington Mutual Mortgage Pass Through Certificates
495,795	6.000%, 11/25/2035, Ser. 2005-10, Class 2A9	446,505
764,804	7.000%, 4/25/2037, Ser. 2007-2, Class 1A1	456,310
360,786	3.077%, (12 MTA + 0.920%), 9/25/2046, Ser. 2006-AR11, Class 3A1Ab	333,946
	Wells Fargo Mortgage Backed Securities Trust
160,026	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	157,095

	Total	58,217,940

Communications Services (3.2%)
	AMC Networks, Inc.
1,080,000	5.000%, 4/1/2024	1,023,300
	American Tower Corporation
60,000	2.800%, 6/1/2020	59,530
98,000	3.450%, 9/15/2021	97,977
	AT&T, Inc.
108,000	5.200%, 3/15/2020	110,323
	British Sky Broadcasting Group plc
110,000	3.125%, 11/26/2022[f]	108,525
	CCO Holdings, LLC
1,000,000	5.875%, 4/1/2024[f]	995,000
	CenturyLink, Inc.
400,000	6.450%, 6/15/2021	399,000
	Charter Communications Operating, LLC
311,000	3.579%, 7/23/2020	310,614
120,000	4.500%, 2/1/2024	119,810
120,000	4.908%, 7/23/2025	119,269
	Clear Channel Worldwide Holdings, Inc.
1,070,000	6.500%, 11/15/2022	1,070,000
	Comcast Corporation
216,000	1.625%, 1/15/2022	206,710
117,000	3.700%, 4/15/2024	117,706
117,000	3.950%, 10/15/2025	118,439
	Crown Castle International Corporation
140,000	3.400%, 2/15/2021	139,946
800,000	5.250%, 1/15/2023	830,694
109,000	3.150%, 7/15/2023	104,773
	CSC Holdings, LLC
725,000	5.500%, 5/15/2026[f]	683,312
80,000	5.500%, 4/15/2027[f]	74,400
	Digicel, Ltd.
760,000	6.000%, 4/15/2021[f,h]	682,100
	Discovery Communications, LLC
108,000	2.200%, 9/20/2019	106,872
216,000	2.950%, 3/20/2023	206,841
	DISH Network Corporation, Convertible
929,000	3.375%, 8/15/2026	750,182
	GCI Liberty, Inc., Convertible
941,000	1.750%, 9/30/2046[f]	916,279
	Gray Escrow, Inc.
900,000	7.000%, 5/15/2027[f]	877,428
	IAC FinanceCo, Inc., Convertible
692,000	0.875%, 10/1/2022[f]	919,165
	Intelsat Jackson Holdings SA
475,000	8.500%, 10/15/2024[f]	460,750
	Level 3 Communications, Inc.
475,000	5.375%, 1/15/2024	452,438
	Level 3 Financing, Inc.
280,000	5.375%, 5/1/2025	262,500
435,000	5.250%, 3/15/2026	398,025
	Liberty Media Corporation, Convertible
794,000	1.000%, 1/30/2023	817,756
	Meredith Corporation
870,000	6.875%, 2/1/2026[f]	850,425
	Moody’s Corporation
108,000	2.750%, 12/15/2021	105,910
	Neptune Finco Corporation
512,000	10.875%, 10/15/2025[f]	574,935
	Netflix, Inc.
905,000	4.875%, 4/15/2028	825,813
	Nexstar Escrow Corporation
556,000	5.625%, 8/1/2024[f]	519,860
	Orange SA
185,000	1.625%, 11/3/2019	182,688
	Quebecor Media, Inc.
635,000	5.750%, 1/15/2023	638,175

The accompanying Notes to Financial Statements are an integral part of this schedule.

37

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Communications Services (3.2%) - continued
	Sprint Corporation
$760,000	7.625%, 2/15/2025	$760,000
	Twitter, Inc., Convertible
387,000	0.250%, 6/15/2024[f]	337,279
	Verizon Communications, Inc.
67,000	2.946%, 3/15/2022	66,156
220,000	3.125%, 3/16/2022	218,524
219,000	3.716%, (LIBOR 3M + 1.100%), 5/15/2025[b]	212,349
	Viacom, Inc.
161,000	4.250%, 9/1/2023	160,362
270,000	5.875%, 2/28/2057[b]	245,301
	Virgin Media Secured Finance plc
755,000	5.250%, 1/15/2026[f]	691,769
	Windstream Services, LLC
645,000	8.625%, 10/31/2025[f]	574,050
	World Wrestling Entertainment, Inc., Convertible
396,000	3.375%, 12/15/2023[f]	1,205,266

	Total	21,708,526

Consumer Cyclical (2.5%)
	Allison Transmission, Inc.
1,115,000	5.000%, 10/1/2024[f]	1,070,400
	American Honda Finance Corporation
162,000	2.000%, 2/14/2020	160,092
	BMW U.S. Capital, LLC
145,000	1.500%, 4/11/2019[f]	144,442
	Brookfield Residential Properties, Inc.
730,000	6.125%, 7/1/2022[f]	689,850
	Caesars Entertainment Corporation, Convertible
142,000	5.000%, 10/1/2024	176,260
	D.R. Horton, Inc.
160,000	2.550%, 12/1/2020	156,118
	Daimler Finance North America, LLC
150,000	3.132%, (LIBOR 3M + 0.550%), 5/4/2021[b,f]	148,664
	Delphi Jersey Holdings plc
925,000	5.000%, 10/1/2025[f]	778,609
	Ford Motor Credit Company, LLC
216,000	2.262%, 3/28/2019	215,380
210,000	1.897%, 8/12/2019	207,937
95,000	2.597%, 11/4/2019	93,953
162,000	3.336%, 3/18/2021	157,185
	General Motors Financial Company, Inc.
162,000	2.650%, 4/13/2020	159,474
110,000	3.258%, (LIBOR 3M + 0.850%), 4/9/2021[b]	107,496
162,000	4.375%, 9/25/2021	162,656
118,000	4.200%, 11/6/2021	117,939
108,000	3.150%, 6/30/2022	102,950
	Home Depot, Inc.
110,000	2.000%, 4/1/2021	107,823
65,000	2.625%, 6/1/2022	64,315
	Hyundai Capital America
108,000	2.550%, 4/3/2020[f]	106,621
108,000	2.750%, 9/18/2020[f]	106,320
	Jaguar Land Rover Automotive plc
383,000	5.625%, 2/1/2023[f,h]	355,233
	L Brands, Inc.
570,000	5.625%, 2/15/2022	567,863
	Landry’s, Inc.
740,000	6.750%, 10/15/2024[f]	697,450
	Lennar Corporation
161,000	2.950%, 11/29/2020	155,993
65,000	4.125%, 1/15/2022	62,400
59,000	4.875%, 12/15/2023	56,640
1,180,000	4.500%, 4/30/2024	1,115,100
	Live Nation Entertainment, Inc.
520,000	5.375%, 6/15/2022[f]	516,100
470,000	5.625%, 3/15/2026[f]	459,425
	Macy’s Retail Holdings, Inc.
45,000	3.875%, 1/15/2022	44,530
67,000	2.875%, 2/15/2023	62,033
	McDonald’s Corporation
216,000	2.625%, 1/15/2022	211,215
	MGM Resorts International
775,000	6.000%, 3/15/2023	778,875
875,000	5.750%, 6/15/2025	844,375
	Navistar International Corporation
855,000	6.625%, 11/1/2025[f]	825,075
	New Red Finance, Inc.
800,000	4.250%, 5/15/2024[f]	736,648
	Nissan Motor Acceptance Corporation
162,000	2.000%, 3/8/2019[f]	161,558
	Prime Security Services Borrower, LLC
827,000	9.250%, 5/15/2023[f]	852,844
	Ralph Lauren Corporation
70,000	2.625%, 8/18/2020	69,235
	Royal Caribbean Cruises, Ltd.
750,000	5.250%, 11/15/2022	787,756
	Six Flags Entertainment Corporation
770,000	4.875%, 7/31/2024[f]	725,725
	Starbucks Corporation
115,000	2.100%, 2/4/2021	112,170
	Visa, Inc.
70,000	2.200%, 12/14/2020	69,225
	Volkswagen Group of America Finance, LLC
200,000	4.250%, 11/13/2023[f]	198,348
	Wabash National Corporation
920,000	5.500%, 10/1/2025[f]	787,750
	Yum! Brands, Inc.
1,105,000	5.000%, 6/1/2024[f]	1,066,325

	Total	17,354,375

Consumer Non-Cyclical (2.3%)
	Abbott Laboratories
216,000	2.550%, 3/15/2022	210,418
113,000	3.400%, 11/30/2023	112,648
	AbbVie, Inc.
216,000	2.500%, 5/14/2020	213,919
108,000	2.900%, 11/6/2022	105,082
	Albertsons Companies, LLC
1,000,000	6.625%, 6/15/2024	927,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

38

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Consumer Non-Cyclical (2.3%) - continued
	Amgen, Inc.
$225,000	3.875%, 11/15/2021	$227,966
216,000	2.650%, 5/11/2022	211,040
	Anheuser-Busch InBev Finance, Inc.
201,000	2.650%, 2/1/2021	197,564
120,000	3.819%, (LIBOR 3M + 1.260%), 2/1/2021[b]	120,657
108,000	3.300%, 2/1/2023	105,156
	Anheuser-Busch InBev Worldwide, Inc.
224,000	3.500%, 1/12/2024	218,846
	BAT Capital Corporation
109,000	2.297%, 8/14/2020	106,403
110,000	2.764%, 8/15/2022	103,903
	Bayer U.S. Finance II, LLC
235,000	3.500%, 6/25/2021[f]	233,327
	Bayer U.S. Finance, LLC
220,000	2.375%, 10/8/2019[f]	218,244
	Becton, Dickinson and Company
216,000	3.125%, 11/8/2021	213,022
	Boston Scientific Corporation
35,000	6.000%, 1/15/2020	35,880
	Bunge, Ltd. Finance Corporation
70,000	3.500%, 11/24/2020	69,817
	Cardinal Health, Inc.
110,000	1.948%, 6/14/2019	109,434
	Cigna Corporation
235,000	4.125%, 11/15/2025[f]	234,778
	Conagra Brands, Inc.
118,000	3.800%, 10/22/2021	118,036
118,000	4.300%, 5/1/2024	117,280
	CVS Health Corporation
218,000	3.350%, 3/9/2021	217,272
108,000	2.750%, 12/1/2022	103,934
327,000	3.700%, 3/9/2023	323,481
	Energizer Gamma Acquisition, Inc.
950,000	6.375%, 7/15/2026[f]	871,625
	Express Scripts Holding Company
108,000	4.750%, 11/15/2021	111,087
	Forest Laboratories, LLC
53,000	4.875%, 2/15/2021[f]	54,285
	HCA, Inc.
430,000	5.250%, 6/15/2026	426,775
575,000	4.500%, 2/15/2027	543,375
	J.M. Smucker Company
110,000	2.200%, 12/6/2019	109,034
	JBS USA, LLC
390,000	5.875%, 7/15/2024[f]	382,200
780,000	5.750%, 6/15/2025[f]	744,900
	Kellogg Company
220,000	3.125%, 5/17/2022	217,423
	Kraft Heinz Foods Company
210,000	5.375%, 2/10/2020	214,774
112,000	4.000%, 6/15/2023	111,700
	Kroger Company
110,000	2.800%, 8/1/2022	107,197
	Laboratory Corporation of America Holdings
5,000	2.625%, 2/1/2020	4,965
	Maple Escrow Subsidiary, Inc.
224,000	3.551%, 5/25/2021[f]	223,652
	Mead Johnson Nutrition Company
70,000	3.000%, 11/15/2020	69,782
	Medtronic Global Holdings SCA
216,000	1.700%, 3/28/2019	215,444
	Molson Coors Brewing Company
185,000	1.450%, 7/15/2019	183,111
	Mondelez International Holdings Netherlands BV
162,000	2.000%, 10/28/2021[f]	155,211
	Mylan NV
112,000	3.150%, 6/15/2021	109,677
	Mylan, Inc.
111,000	3.125%, 1/15/2023[f]	104,082
	PepsiCo, Inc.
210,000	2.938%, (LIBOR 3M + 0.530%), 10/6/2021[b]	210,479
	Pernod Ricard SA
190,000	5.750%, 4/7/2021[f]	199,130
	Perrigo Finance Unlimited Company
254,000	4.375%, 3/15/2026	230,623
	Post Holdings, Inc.
760,000	5.500%, 3/1/2025[f]	729,456
	Reynolds American, Inc.
35,000	3.250%, 6/12/2020	34,780
	Shire Acquisitions Investments Ireland Designated Activity Company
225,000	1.900%, 9/23/2019	221,850
216,000	2.400%, 9/23/2021	208,859
	Simmons Foods, Inc.
840,000	5.750%, 11/1/2024[f]	596,400
	Smithfield Foods, Inc.
162,000	2.700%, 1/31/2020[f]	159,788
	Teleflex, Inc.
725,000	4.875%, 6/1/2026	692,375
	Tenet Healthcare Corporation
1,005,000	8.125%, 4/1/2022	1,007,512
	Teva Pharmaceutical Finance IV, LLC
55,000	2.250%, 3/18/2020	53,516
	Teva Pharmaceutical Finance Netherlands III BV
200,000	2.200%, 7/21/2021	183,835
	TreeHouse Foods, Inc.
510,000	4.875%, 3/15/2022	501,075
	Tyson Foods, Inc.
98,000	4.500%, 6/15/2022	100,092
	UnitedHealth Group, Inc.
70,000	3.350%, 7/15/2022	70,317
	VRX Escrow Corporation
800,000	6.125%, 4/15/2025[f]	698,000
	Zimmer Biomet Holdings, Inc.
167,000	3.554%, (LIBOR 3M + 0.750%), 3/19/2021[b]	165,436
	Zoetis, Inc.
161,000	3.450%, 11/13/2020	161,414

	Total	16,040,843

Energy (2.9%)
	Alliance Resource Operating Partners, LP
760,000	7.500%, 5/1/2025[f]	761,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

39

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Energy (2.9%) - continued
	Anadarko Petroleum Corporation
$77,000	8.700%, 3/15/2019	$77,793
48,000	4.850%, 3/15/2021	49,145
	Antero Resources Corporation
260,000	5.125%, 12/1/2022	244,400
500,000	5.625%, 6/1/2023	475,000
	BP Capital Markets America, Inc.
442,000	2.520%, 9/19/2022	427,417
	BP Capital Markets plc
108,000	2.315%, 2/13/2020	107,064
	Canadian Natural Resources, Ltd.
110,000	2.950%, 1/15/2023	105,137
	Canadian Oil Sands, Ltd.
108,000	9.400%, 9/1/2021[f]	120,446
	Cheniere Corpus Christi Holdings, LLC
800,000	7.000%, 6/30/2024	844,000
	Cheniere Energy Partners, LP
1,120,000	5.625%, 10/1/2026[f]	1,047,200
	Chesapeake Energy Corporation
465,000	7.000%, 10/1/2024[h]	402,225
	Continental Resources, Inc.
86,000	5.000%, 9/15/2022	85,386
	Crestwood Midstream Partners, LP
510,000	6.250%, 4/1/2023	490,875
	Enbridge, Inc.
110,000	2.900%, 7/15/2022	106,449
260,000	6.250%, 3/1/2078[b]	233,903
	Encana Corporation
190,000	3.900%, 11/15/2021	190,153
	Energy Transfer Equity, LP
780,000	5.500%, 6/1/2027	760,500
	Energy Transfer Operating, LP
112,000	4.200%, 9/15/2023	110,373
	Energy Transfer Partners, LP
165,000	4.150%, 10/1/2020	165,968
	Enterprise Products Operating, LLC
345,000	5.250%, 8/16/2077[b]	287,476
	EOG Resources, Inc.
180,000	2.625%, 3/15/2023	172,916
	EQM Midstream Partners LP
177,000	4.750%, 7/15/2023	176,171
	EQT Corporation
62,000	8.125%, 6/1/2019	63,052
110,000	3.000%, 10/1/2022	104,299
	Exxon Mobil Corporation
140,000	1.708%, 3/1/2019	139,751
	Hess Corporation
112,000	3.500%, 7/15/2024	105,361
	Kinder Morgan Energy Partners, LP
109,000	9.000%, 2/1/2019	109,470
216,000	3.450%, 2/15/2023	210,830
	Marathon Oil Corporation
108,000	2.700%, 6/1/2020	106,388
	Marathon Petroleum Corporation
70,000	3.400%, 12/15/2020	69,964
110,000	5.125%, 3/1/2021	113,190
	MEG Energy Corporation
90,000	6.375%, 1/30/2023[f]	85,050
	MPLX, LP
162,000	4.500%, 7/15/2023	163,612
	Nabors Industries, Inc.
430,000	5.750%, 2/1/2025	325,662
	Nabors Industries, Inc., Convertible
360,000	0.750%, 1/15/2024	221,296
	ONEOK Partners, LP
107,000	3.800%, 3/15/2020	107,180
	Parsley Energy, LLC
360,000	5.625%, 10/15/2027[f]	327,150
	PBF Holding Company, LLC
625,000	7.250%, 6/15/2025	587,500
	Petroleos Mexicanos
108,000	6.375%, 2/4/2021	109,188
	Plains All American Pipeline, LP
247,000	5.000%, 2/1/2021	251,213
260,000	6.125%, 11/15/2022b,[i]	218,400
	Regency Energy Partners, LP
730,000	5.000%, 10/1/2022	744,955
	Sabine Pass Liquefaction, LLC
108,000	6.250%, 3/15/2022	113,556
108,000	5.625%, 4/15/2023	113,781
775,000	5.625%, 3/1/2025	805,122
	Schlumberger Holdings Corporation
180,000	3.000%, 12/21/2020[f]	178,403
	Sinopec Group Overseas Development, Ltd.
210,000	1.750%, 9/29/2019[f]	207,793
	Southwestern Energy Company
840,000	7.500%, 4/1/2026	793,800
	SRC Energy, Inc.
680,000	6.250%, 12/1/2025	564,400
	Sunoco Logistics Partners Operations, LP
175,000	4.400%, 4/1/2021	176,937
	Sunoco, LP
305,000	5.500%, 2/15/2026	288,987
460,000	5.875%, 3/15/2028	430,275
	Tallgrass Energy Partners, LP
750,000	4.750%, 10/1/2023[f]	723,750
600,000	5.500%, 1/15/2028[f]	576,000
	Transocean Guardian, Ltd.
885,000	5.875%, 1/15/2024[f]	847,388
	W&T Offshore, Inc.
900,000	9.750%, 11/1/2023[f]	787,500
	Weatherford International, Ltd.
236,000	4.500%, 4/15/2022	138,060
551,000	8.250%, 6/15/2023	331,978
	Western Gas Partners, LP
110,000	4.000%, 7/1/2022	109,053
	Whiting Petroleum Corporation, Convertible
562,000	1.250%, 4/1/2020	531,323
	Williams Partners, LP
215,000	4.500%, 11/15/2023	216,119
	WPX Energy, Inc.
610,000	5.750%, 6/1/2026	552,050

	Total	20,091,683

The accompanying Notes to Financial Statements are an integral part of this schedule.

40

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Financials (7.2%)
	ACE INA Holdings, Inc.
$70,000	2.875%, 11/3/2022	$69,403
	Aegon NV
720,000	3.313%, (USISDA 10Y + 0.100%), 4/15/2019[b,i]	468,000
	AIG Global Funding
220,000	2.150%, 7/2/2020[f]	216,704
	Air Lease Corporation
220,000	2.500%, 3/1/2021	214,462
	Aircastle, Ltd.
178,000	5.000%, 4/1/2023	178,689
	Ally Financial, Inc.
600,000	3.750%, 11/18/2019	597,750
350,000	4.125%, 3/30/2020	346,311
	American Express Company
112,000	3.375%, 5/17/2021	112,174
	American Express Credit Corporation
108,000	2.912%, (LIBOR 3M + 0.330%), 5/3/2019[b]	107,996
108,000	2.200%, 3/3/2020	106,831
200,000	3.828%, (LIBOR 3M + 1.050%), 9/14/2020[b]	201,341
	Ares Capital Corporation
218,000	3.875%, 1/15/2020	218,435
	Athene Global Funding
165,000	4.000%, 1/25/2022[f]	166,682
	Australia and New Zealand Banking Group, Ltd.
430,000	6.750%, 6/15/2026[b,f,h,i]	421,937
	Banco Bilbao Vizcaya Argentaria SA
200,000	6.125%, 11/16/2027[b,h,i]	167,500
	Banco Santander SA
1,000,000	6.375%, 5/19/2019[b,i]	955,286
	Bank of America Corporation
108,000	2.369%, 7/21/2021[b]	106,065
218,000	2.328%, 10/1/2021[b]	213,739
218,000	2.738%, 1/23/2022[b]	214,685
224,000	3.499%, 5/17/2022[b]	224,025
200,000	3.004%, 12/20/2023[b]	194,171
218,000	3.550%, 3/5/2024[b]	215,351
118,000	3.864%, 7/23/2024[b]	117,712
	Bank of Montreal
185,000	1.500%, 7/18/2019	183,612
163,000	2.100%, 6/15/2020	160,848
	Bank of New York Mellon Corporation
216,000	2.600%, 2/7/2022	211,871
	Bank of Nova Scotia
112,000	2.909%, (LIBOR 3M + 0.440%), 4/20/2021[b]	111,374
162,000	2.700%, 3/7/2022	158,458
	Barclays Bank plc
100,000	5.140%, 10/14/2020	101,064
	Barclays plc
225,000	4.610%, 2/15/2023[b]	223,092
731,000	7.750%, 9/15/2023[b,i]	703,164
200,000	4.338%, 5/16/2024[b]	194,438
	BB&T Corporation
220,000	2.150%, 2/1/2021	215,313
	BNP Paribas SA
460,000	7.625%, 3/30/2021[b,f,i]	468,625
	BNZ International Funding, Ltd.
250,000	3.758%, (LIBOR 3M + 0.980%), 9/14/2021[b,f]	251,212
	Capital One Financial Corporation
108,000	2.500%, 5/12/2020	106,587
324,000	3.050%, 3/9/2022	315,993
	Capital One NA
210,000	2.400%, 9/5/2019	208,728
	Cboe Global Markets, Inc.
165,000	1.950%, 6/28/2019	164,140
	Central Fidelity Capital Trust I
445,000	3.436%, (LIBOR 3M + 1.000%), 4/15/2027[b]	400,500
	CIT Group, Inc.
925,000	5.000%, 8/15/2022	912,281
	Citigroup, Inc.
200,000	2.050%, 6/7/2019	199,158
216,000	2.450%, 1/10/2020	214,242
216,000	2.650%, 10/26/2020	213,088
97,000	2.350%, 8/2/2021	94,228
108,000	2.750%, 4/25/2022	104,712
108,000	3.199%, (LIBOR 3M + 0.690%), 10/27/2022[b]	105,384
218,000	3.142%, 1/24/2023[b]	214,121
1,088,000	5.950%, 1/30/2023[b,i]	992,909
	Citizens Bank NA
250,000	2.200%, 5/26/2020	246,381
	CNA Financial Corporation
250,000	5.750%, 8/15/2021	263,824
	Commonwealth Bank of Australia
216,000	2.250%, 3/10/2020[f]	214,069
	Compass Bank
250,000	3.500%, 6/11/2021	249,294
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
216,000	3.950%, 11/9/2022	215,284
	Credit Agricole SA
108,000	3.375%, 1/10/2022[f]	106,228
406,000	8.125%, 12/23/2025b,[f,i]	417,165
	Credit Suisse Group AG
575,000	7.500%, 7/17/2023b,[f,i]	560,625
600,000	7.500%, 12/11/2023b,[f,i]	609,900
	Credit Suisse Group Funding Guernsey, Ltd.
325,000	3.800%, 9/15/2022	322,612
	Credit Suisse Group Funding, Ltd.
216,000	3.125%, 12/10/2020	213,844
	Deutsche Bank AG
108,000	2.700%, 7/13/2020	105,028
324,000	4.250%, 10/14/2021	316,778
	Deutsche Bank AG of New York
100,000	3.950%, 2/27/2023	94,410
	Digital Realty Trust, LP
165,000	2.750%, 2/1/2023	157,631
	Discover Bank
43,000	8.700%, 11/18/2019	44,848
218,000	3.100%, 6/4/2020	216,475
	Fidelity National Financial, Inc.
180,000	5.500%, 9/1/2022	190,395
	Fifth Third Bancorp
164,000	2.600%, 6/15/2022	159,523

The accompanying Notes to Financial Statements are an integral part of this schedule.

41

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Financials (7.2%) - continued
	Five Corners Funding Trust
$275,000	4.419%, 11/15/2023[f]	$282,895
	GE Capital International Funding Company
235,000	3.373%, 11/15/2025	208,850
	Goldman Sachs Group, Inc.
216,000	5.375%, 5/10/2020[b,i]	208,714
162,000	2.600%, 12/27/2020	158,934
216,000	5.250%, 7/27/2021	224,219
160,000	3.786%, (LIBOR 3M + 1.170%), 11/15/2021[b]	159,627
216,000	3.000%, 4/26/2022	209,174
164,000	2.876%, 10/31/2022[b]	159,271
108,000	3.801%, (LIBOR 3M + 1.050%), 6/5/2023[b]	105,402
	GS Finance Corporation, Convertible
1,975,000	0.500%, 6/23/2025[c]	1,822,293
	Guardian Life Global Funding
200,000	2.000%, 4/26/2021[f]	194,894
	Hospitality Properties Trust
80,000	4.250%, 2/15/2021	80,232
	HSBC Holdings plc
324,000	3.400%, 3/8/2021	323,041
216,000	6.875%, 6/1/2021[b,i]	221,994
210,000	3.908%, (LIBOR 3M + 1.500%), 1/5/2022[b]	212,101
298,000	6.375%, 9/17/2024[b,i]	277,140
	Huntington Bancshares, Inc.
140,000	3.150%, 3/14/2021	139,372
	Icahn Enterprises, LP
325,000	6.750%, 2/1/2024	321,750
430,000	6.375%, 12/15/2025	413,875
	ILFC E-Capital Trust II
1,865,000	4.800%, (H15T30Y + 1.800%), 12/21/2065[b,f]	1,454,700
	ING Groep NV
225,000	4.100%, 10/2/2023	224,849
	International Lease Finance Corporation
216,000	4.625%, 4/15/2021	218,052
216,000	5.875%, 8/15/2022	226,239
	Iron Mountain, Inc.
665,000	4.875%, 9/15/2027[f]	580,212
	J.P. Morgan Chase & Company
161,000	3.418%, (LIBOR 3M + 0.680%), 6/1/2021[b]	160,021
210,000	2.295%, 8/15/2021	204,876
571,500	4.625%, 11/1/2022[b,i]	484,289
440,000	2.972%, 1/15/2023	428,966
162,000	2.776%, 4/25/2023[b]	157,075
215,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	214,946
236,000	4.023%, 12/5/2024[b]	237,994
	KeyBank NA
250,000	1.600%, 8/22/2019	247,779
	Liberty Mutual Group, Inc.
25,000	5.000%, 6/1/2021[f]	25,674
525,000	10.750%, 6/15/2058[b,f]	750,750
	Lincoln National Corporation
185,000	6.250%, 2/15/2020	190,925
235,000	4.998%, (LIBOR 3M + 2.358%), 5/17/2066[b]	191,690
	Lloyds Bank plc
750,000	12.000%, 12/16/2024[b,f,i]	877,013
	Lloyds Banking Group plc
215,000	3.000%, 1/11/2022	207,977
800,000	6.413%, 10/1/2035[b,f,i]	780,000
590,000	6.657%, 5/21/2037[b,f,i]	580,041
	Macquarie Bank, Ltd.
250,000	6.125%, 3/8/2027[b,f,i]	213,438
	MetLife Capital Trust IV
823,000	7.875%, 12/15/2037[f]	932,048
	MetLife, Inc.
95,000	9.250%, 4/8/2038[f]	119,700
	MGIC Investment Corporation, Convertible
505,000	9.000%, 4/1/2063*	634,351
	Mitsubishi UFJ Financial Group, Inc.
250,000	3.839%, (LIBOR 3M + 1.060%), 9/13/2021[b]	250,432
108,000	2.998%, 2/22/2022	106,483
220,000	3.455%, 3/2/2023	218,637
	Mizuho Financial Group, Inc.
250,000	3.919%, (LIBOR 3M + 1.140%), 9/13/2021[b]	250,953
	Morgan Stanley
210,000	2.800%, 6/16/2020	208,604
200,000	2.500%, 4/21/2021	195,977
216,000	5.500%, 7/28/2021	226,192
216,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[b]	215,292
108,000	2.750%, 5/19/2022	105,066
64,000	4.875%, 11/1/2022	65,948
218,000	3.125%, 1/23/2023	212,805
	MPT Operating Partnership, LP
510,000	5.500%, 5/1/2024	507,450
	National City Corporation
86,000	6.875%, 5/15/2019	87,180
	Nomura Holdings, Inc.
85,000	2.750%, 3/19/2019	84,927
	Park Aerospace Holdings, Ltd.
860,000	5.500%, 2/15/2024[f]	829,900
	PNC Bank NA
216,000	2.450%, 11/5/2020	213,311
	Quicken Loans, Inc.
1,160,000	5.750%, 5/1/2025[f]	1,084,600
	Realty Income Corporation
162,000	5.750%, 1/15/2021	168,547
	Regions Financial Corporation
90,000	3.200%, 2/8/2021	89,421
112,000	3.800%, 8/14/2023	112,193
	Reinsurance Group of America, Inc.
162,000	4.700%, 9/15/2023	169,034
	Royal Bank of Canada
216,000	2.125%, 3/2/2020	213,745
	Royal Bank of Scotland Group plc
665,000	7.500%, 8/10/2020[b,i]	658,350
364,000	8.625%, 8/15/2021[b,i]	376,740
880,000	5.125%, 5/28/2024	853,159
572,000	7.648%, 9/30/2031[b,i]	704,275
	Santander Holdings USA, Inc.
178,000	4.450%, 12/3/2021	181,076

The accompanying Notes to Financial Statements are an integral part of this schedule.

42

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Financials (7.2%) - continued
	Santander UK Group Holdings plc
$210,000	2.875%, 8/5/2021	$202,577
	Simon Property Group, LP
285,000	2.500%, 9/1/2020	281,869
120,000	2.500%, 7/15/2021	118,099
	SITE Centers Corporation
52,000	4.625%, 7/15/2022	53,389
	Societe Generale SA
805,000	8.000%, 9/29/2025[b,f,i]	808,019
	Standard Chartered plc
210,000	3.770%, (LIBOR 3M + 1.130%), 8/19/2019[b,f]	210,909
	State Street Capital Trust IV
1,482,000	3.788%, (LIBOR 3M + 1.000%), 6/15/2047[b]	1,163,370
	State Street Corporation
70,000	3.540%, (LIBOR 3M + 0.900%), 8/18/2020[b]	70,319
	Sumitomo Mitsui Financial Group, Inc.
216,000	2.934%, 3/9/2021	213,719
215,000	4.447%, (LIBOR 3M + 1.680%), 3/9/2021[b]	219,140
108,000	2.784%, 7/12/2022	105,231
	Sumitomo Mitsui Trust Bank, Ltd.
250,000	2.050%, 3/6/2019[f]	249,566
	SunTrust Banks, Inc.
95,000	2.900%, 3/3/2021	94,175
	Synchrony Financial
108,000	3.000%, 8/15/2019	107,289
25,000	3.812%, (LIBOR 3M + 1.230%), 2/3/2020[b]	24,981
94,000	3.750%, 8/15/2021	91,477
115,000	4.250%, 8/15/2024	105,613
	Toronto-Dominion Bank
70,000	3.708%, (LIBOR 3M + 0.930%), 12/14/2020[b]	70,611
295,000	2.550%, 1/25/2021	291,993
	UBS Group Funding Jersey, Ltd.
216,000	3.000%, 4/15/2021[f]	214,322
	USB Realty Corporation
1,507,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,f,i]	1,303,555
	Ventas Realty, LP
112,000	3.100%, 1/15/2023	109,205
	Wachovia Capital Trust II
220,000	2.936%, (LIBOR 3M + 0.500%), 1/15/2027[b]	189,200
	Wells Fargo & Company
205,000	2.100%, 7/26/2021	198,591
110,000	2.625%, 7/22/2022	106,063
216,000	3.597%, (LIBOR 3M + 1.110%), 1/24/2023[b]	213,911
250,000	3.757%, (LIBOR 3M + 1.230%), 10/31/2023[b]	249,227
	Welltower, Inc.
162,000	4.950%, 1/15/2021	165,828
	Westpac Banking Corporation
275,000	3.490%, (LIBOR 3M + 0.850%), 8/19/2021[b]	275,889

	Total	49,734,522

Mortgage-Backed Securities (8.3%)
	Federal Home Loan Mortgage Corporation
3,951,295	3.500%, 8/15/2035, Ser. 345, Class C8[j]	608,277
	Federal Home Loan Mortgage Corporation - REMIC
3,779,635	3.000%, 5/15/2027, Ser. 4046, Class GIj	288,289
2,900,015	2.500%, 2/15/2028, Ser. 4161, Class UIj	200,965
2,369,806	3.000%, 4/15/2033, Ser. 4203, Class DIj	197,426
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
9,650,000	4.000%, 1/1/2049[e]	9,837,493
	Federal National Mortgage Association
5,135,496	3.000%, 11/25/2027, Ser. 2012-121, Class BIj	418,470
	Federal National Mortgage Association - REMIC
3,903,283	3.000%, 7/25/2027, Ser. 2012-74, Class AIj	306,044
6,300,502	3.000%, 7/25/2027, Ser. 2012-73, Class DIj	536,862
4,024,477	3.500%, 9/25/2027, Ser. 2012-98, Class YIj	384,824
5,131,037	3.000%, 12/25/2027, Ser. 2012-139, Class DIj	414,445
3,538,350	3.000%, 2/25/2028, Ser. 2013-2, Class GIj	296,382
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,050,000	3.500%, 1/1/2049[e]	2,050,285
7,575,000	4.000%, 1/1/2049[e]	7,724,288
28,075,000	4.500%, 1/1/2049[e]	29,085,443
4,200,000	5.000%, 1/1/2049[e]	4,400,704

	Total	56,750,197

Technology (1.6%)
	Alliance Data Systems Corporation
420,000	5.375%, 8/1/2022[f]	409,500
	Apple, Inc.
217,000	2.850%, 5/6/2021	217,139
216,000	2.965%, (LIBOR 3M + 0.350%), 5/11/2022[b]	215,317
217,000	2.400%, 1/13/2023	210,567
	Baidu, Inc.
109,000	3.000%, 6/30/2020	108,425
	Broadcom Corporation
222,000	2.650%, 1/15/2023	206,591
222,000	3.625%, 1/15/2024	210,020
	Citrix Systems, Inc., Convertible
340,000	0.500%, 4/15/2019	482,754

The accompanying Notes to Financial Statements are an integral part of this schedule.

43

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Technology (1.6%) - continued
	CommScope Technologies Finance, LLC
$780,000	6.000%, 6/15/2025[f]	$709,800
	Cypress Semiconductor Corporation, Convertible
446,000	4.500%, 1/15/2022	526,779
	Diamond 1 Finance Corporation
216,000	5.450%, 6/15/2023[f]	219,798
	Electronics For Imaging, Inc., Convertible
157,000	2.250%, 11/15/2023[f]	152,250
	Equinix, Inc.
675,000	5.750%, 1/1/2025	680,063
	Fidelity National Information Services, Inc.
40,000	3.625%, 10/15/2020	40,175
275,000	2.250%, 8/15/2021	265,552
	Harland Clarke Holdings Corporation
800,000	8.375%, 8/15/2022[f]	729,000
	Hewlett Packard Enterprise Company
268,000	3.600%, 10/15/2020	268,646
	Intel Corporation
160,000	1.700%, 5/19/2021	155,482
70,000	3.100%, 7/29/2022	70,070
	Intel Corporation, Convertible
491,000	3.250%, 8/1/2039	1,121,628
	Marvell Technology Group, Ltd.
112,000	4.200%, 6/22/2023	111,669
	Microchip Technology, Inc., Convertible
181,000	1.625%, 2/15/2027	176,800
	Micron Technology, Inc., Convertible
450,000	3.000%, 11/15/2043	498,834
	Microsoft Corporation
216,000	2.400%, 2/6/2022	213,502
	NetApp, Inc.
164,000	2.000%, 9/27/2019	162,203
	NXP BV
565,000	3.875%, 9/1/2022[f]	542,400
	ON Semiconductor Corporation, Convertible
227,000	1.625%, 10/15/2023	243,616
	Oracle Corporation
60,000	2.500%, 5/15/2022	58,728
	Plantronics, Inc.
800,000	5.500%, 5/31/2023[f]	744,000
	Red Hat, Inc., Convertible
99,000	0.250%, 10/1/2019	235,131
	Seagate HDD Cayman
435,000	4.750%, 1/1/2025	385,951
	Texas Instruments, Inc.
60,000	1.750%, 5/1/2020	59,052
	Verint Systems, Inc., Convertible
136,000	1.500%, 6/1/2021	131,564
	Vishay Intertechnology, Inc., Convertible
479,000	2.250%, 6/15/2025[f]	423,721
	VMware, Inc.
108,000	2.300%, 8/21/2020	105,763

	Total	11,092,490

Transportation (0.4%)
	American Airlines Pass Through Trust
57,310	4.950%, 1/15/2023	58,173
	Delta Air Lines, Inc.
162,000	2.875%, 3/13/2020	160,903
10,518	4.950%, 11/23/2020	10,576
	J.B. Hunt Transport Services, Inc.
70,000	3.300%, 8/15/2022	69,427
	Ryder System, Inc.
238,000	3.500%, 6/1/2021	238,299
	Union Pacific Corporation
168,000	3.750%, 7/15/2025	169,669
	United Airlines Pass Through Trust
70,000	3.700%, 12/1/2022	68,411
	United Continental Holdings, Inc.
845,000	4.250%, 10/1/2022	815,425
	XPO Logistics, Inc.
529,000	6.500%, 6/15/2022[f]	524,371
300,000	6.125%, 9/1/2023[f]	288,750

	Total	2,404,004

Utilities (1.1%)
	Alabama Power Company
108,000	2.450%, 3/30/2022	105,143
	Ameren Corporation
70,000	2.700%, 11/15/2020	69,051
	Berkshire Hathaway Energy Company
320,000	2.400%, 2/1/2020	317,874
	Calpine Corporation
560,000	6.000%, 1/15/2022[f]	555,800
420,000	5.375%, 1/15/2023	393,750
	CenterPoint Energy, Inc.
110,000	2.500%, 9/1/2022	105,199
	Consolidated Edison, Inc.
108,000	2.000%, 3/15/2020	106,551
	Dominion Energy, Inc.
216,000	2.579%, 7/1/2020	212,586
	DTE Energy Company
178,000	3.300%, 6/15/2022	176,625
	Duke Energy Corporation
216,000	2.400%, 8/15/2022	207,507
	Dynegy, Inc.
700,000	7.375%, 11/1/2022	722,750
	Edison International
108,000	2.125%, 4/15/2020	105,118
	Emera U.S. Finance, LP
116,000	2.150%, 6/15/2019	115,052
	Eversource Energy
109,000	2.500%, 3/15/2021	107,124
	Exelon Generation Company, LLC
88,000	5.200%, 10/1/2019	89,135
162,000	2.950%, 1/15/2020	161,216
	FirstEnergy Corporation
163,000	2.850%, 7/15/2022	158,856
	Fortis, Inc.
180,000	2.100%, 10/4/2021	173,038
	NextEra Energy Capital Holdings, Inc.
95,000	2.300%, 4/1/2019	94,782
	NiSource, Inc.
178,000	3.650%, 6/15/2023[f]	178,290
1,170,000	5.650%, 6/15/2023[b,f,i]	1,088,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

44

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (48.1%)	Value
Utilities (1.1%) - continued
	Pinnacle West Capital Corporation
$110,000	2.250%, 11/30/2020	$107,806
	PPL Capital Funding, Inc.
260,000	3.500%, 12/1/2022	255,770
	PSEG Power, LLC
100,000	3.000%, 6/15/2021	98,347
	Southern Company
200,000	1.850%, 7/1/2019	199,022
108,000	2.350%, 7/1/2021	104,998
	TerraForm Power Operating, LLC
895,000	5.000%, 1/31/2028[f]	787,600
	TransCanada Trust
653,000	5.875%, 8/15/2076[b]	614,212

	Total	7,411,302

	Total Long-Term Fixed Income (cost $336,902,759)	329,770,326

Shares	Common Stock (26.0%)
Communications Services (1.4%)
4,159	Activision Blizzard, Inc.	193,685
872	Alphabet, Inc., Class Ak	911,205
900	Alphabet, Inc., Class Ck	932,049
13,928	AT&T, Inc.	397,505
22,888	Auto Trader Group plc[f]	132,828
8,798	CBS Corporation	384,649
1,006	Charter Communications, Inc.[k]	286,680
26,010	Comcast Corporation	885,641
14,663	DISH Network Corporation[k]	366,135
4,722	Facebook, Inc.[k]	619,007
1,272	Ipsos SA	29,927
220,755	ITV plc	351,368
2,300	Kakaku.com, Inc.	40,684
117,721	KCOM Group plc	109,534
1,700	KDDI Corporation	40,621
18,076	Mediaset Espana Comunicacion SA	113,629
9,500	NTT DOCOMO, Inc.	213,458
5,434	ProSiebenSat.1 Media AG	96,690
16,932	Seven West Media, Ltd.[k]	6,562
36,678	Telenor ASA	712,298
120,507	Telstra Corporation, Ltd.	241,841
13,400	TV Asahi Holdings Corporation	241,259
20,354	Twitter, Inc.[k]	584,974
28,360	Verizon Communications, Inc.	1,594,399
3,052	Wolters Kluwer NV	179,480

	Total	9,666,108

Consumer Discretionary (2.5%)
961	Amazon.com, Inc.[k]	1,443,393
19,227	American Axle & Manufacturing Holdings, Inc.[k]	213,420
1,700	AOKI Holdings, Inc.	19,913
1,500	Aoyama Trading Company, Ltd.	35,976
4,263	Aptiv plc	262,473
2,600	Autobacs Seven Company, Ltd.	43,093
5,700	Benesse Holdings, Inc.	145,000
3,888	Berkeley Group Holdings plc	172,445
396	Booking Holdings, Inc.[k]	682,078
1,054	Bovis Homes Group plc	11,570
23,400	Bridgestone Corporation	897,760
1,223	Bright Horizons Family Solutions, Inc.[k]	136,303
24,476	Bunzl plc	739,146
5,715	Burberry Group plc	125,496
31,243	Caesars Entertainment Corporation[k]	212,140
1,227	Carnival plc	58,923
1,134	Century Casinos, Inc.[k]	8,380
2,995	Children’s Place, Inc.	269,820
2,200	Chiyoda Company, Ltd.	35,336
22,200	Citizen Watch Company, Ltd.	109,331
1,365	Compass Group plc	28,726
6,350	Core-Mark Holding Company, Inc.	147,638
4,425	Countryside Properties plc[f]	17,169
12,587	Crocs, Inc.[k]	327,010
5,419	D.R. Horton, Inc.	187,823
2,200	DCM Holdings Company, Ltd.	23,024
13,500	Denso Corporation	597,614
3,194	Dollar Tree, Inc.[k]	288,482
974	Emerald Expositions Events, Inc.	12,019
400	Exedy Corporation	9,771
2,400	Expedia Group, Inc.	270,360
2,371	G-III Apparel Group, Ltd.[k]	66,127
8,985	Harley-Davidson, Inc.	306,568
4,913	Home Depot, Inc.	844,152
16,900	Honda Motor Company, Ltd.	445,232
10,371	Inchcape plc	72,978
2,506	Las Vegas Sands Corporation	130,437
13,560	Lowe’s Companies, Inc.	1,252,402
2,400	Lululemon Athletica, Inc.[k]	291,864
11,845	Magna International, Inc.	538,355
16,066	Marks and Spencer Group plc	50,389
1,424	McDonald’s Corporation	252,860
10,224	Moneysupermarket.com Group plc	35,896
816	Netflix, Inc.[k]	218,411
2,260	Next plc	115,072
13,400	NHK Spring Company, Ltd.	117,072
4,748	NIKE, Inc.	352,017
108,600	Nissan Motor Company, Ltd.	868,726
1,506	Oxford Industries, Inc.	106,986
12,913	Peugeot SA	275,406
1,500	Plenus Company, Ltd.[h]	26,026
7,672	Red Rock Resorts, Inc.	155,818
13,260	Redrow plc	83,057
3,000	RHk	359,460
4,201	Ross Stores, Inc.	349,523
4,000	Sangetsu Company, Ltd.	72,768
600	Sankyo Company, Ltd.	22,818
58,700	Sekisui House, Ltd.	862,014
3,100	SHIMAMURA Company, Ltd.	237,384
2,740	SmartCentres Real Estate Investment Trust	61,877
844	Stamps.com, Inc.[k]	131,360
8,300	Sumitomo Rubber Industries, Ltd.	97,715
6,533	Super Retail Group, Ltd.	32,378
800	Takara Standard Company, Ltd.	11,969
11,058	Toll Brothers, Inc.	364,140
15,600	Toyoda Gosei Company, Ltd.	307,113
400	TS Tech Company, Ltd.	11,018
400	United Arrows, Ltd.	12,746
52,500	Yahoo Japan Corporation	130,605
3,700	Zumiez, Inc.[k]	70,929

	Total	17,273,300

Consumer Staples (1.6%)
2,301	Altria Group, Inc.	113,646
2,400	Arcs Company, Ltd.	53,444
9,232	Bunge, Ltd.	493,358
1,604	Carlsberg AS	170,632
1,938	Casey’s General Stores, Inc.	248,335

The accompanying Notes to Financial Statements are an integral part of this schedule.

45

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (26.0%)	Value
Consumer Staples (1.6%) - continued
10,704	Colgate-Palmolive Company	$637,102
19,098	Cott Corporation	266,226
17,342	Empire Company, Ltd.	366,225
3,086	ForFarmers BV	28,422
746	Glanbia plc	14,009
20,653	Hain Celestial Group, Inc.[k]	327,557
27,332	Imperial Brands plc	829,574
50,100	Japan Tobacco, Inc.	1,190,431
2,999	John B. Sanfilippo & Son, Inc.	166,924
2,300	Kimberly-Clark Corporation	262,062
18,835	Koninklijke Ahold Delhaize NV	475,814
4,007	Kroger Company	110,192
477	L’Oreal SA	109,149
800	Ministop Company, Ltd.	14,997
4,387	Monster Beverage Corporation[k]	215,928
10,572	PepsiCo, Inc.	1,167,995
3,441	Philip Morris International, Inc.	229,721
2,600	Sugi Holdings Company, Ltd.	102,761
24,399	SunOpta, Inc.[k]	94,424
7,608	Swedish Match AB	299,507
4,625	TreeHouse Foods, Inc.[k]	234,534
6,837	Turning Point Brands, Inc.	186,103
13,525	Unilever NV	732,681
19,661	Unilever plc	1,032,258
9,330	Wal-Mart Stores, Inc.	869,089

	Total	11,043,100

Energy (1.6%)
8,667	Anadarko Petroleum Corporation	379,961
6,560	BP plc ADR	248,755
44,491	Callon Petroleum Company[k]	288,747
11,751	Chevron Corporation	1,278,391
4,967	Contura Energy, Inc.[k]	326,531
2,650	Diamondback Energy, Inc.	245,655
33,500	Enbridge, Inc.[h]	1,041,180
1,650	Eni SPA	26,065
53,700	Enterprise Products Partners, LP	1,320,483
3,400	EQT Corporation	64,226
24,245	Euronav NV	168,018
12,379	Exxon Mobil Corporation	844,124
495	Gaztransport Et Technigaz SA	38,066
11,808	Halliburton Company	313,857
36,000	Marathon Oil Corporation	516,240
5,192	Marathon Petroleum Corporation	306,380
7,565	Nine Energy Service, Inc.[k]	170,515
250	OMV AG	10,918
19,251	Pacific Drilling SAk	257,001
17,850	Patterson-UTI Energy, Inc.	184,747
2,568	Phillips 66	221,233
3,111	Pioneer Natural Resources Company	409,159
1,489	Royal Dutch Shell plc, Class A	43,825
33,308	Royal Dutch Shell plc, Class B	995,826
3,159	Talos Energy, Inc.[k]	51,555
65,150	Weatherford International plc[k]	36,419
1,410	Whiting Petroleum Corporation[k]	31,993
46,700	Williams Companies, Inc.	1,029,735
20,655	WPX Energy, Inc.[k]	234,434

	Total	11,084,039

Financials (5.1%)
5,606	Aareal Bank AG	173,097
9,410	Aflac, Inc.	428,720
2,398	Allianz SE	481,891
7,249	Allstate Corporation	598,985
14,600	Ally Financial, Inc.	330,836
3,013	American Express Company	287,199
5,383	American Financial Group, Inc.	487,323
5,290	American International Group, Inc.	208,479
77,637	Apollo Investment Corporation	962,699
135,801	Ares Capital Corporation	2,115,780
1,163	Argo Group International Holdings, Ltd.	78,212
22,546	Assured Guaranty, Ltd.	863,061
2,147	ASX, Ltd.	90,721
23,500	Australia and New Zealand Banking Group, Ltd.	406,049
24,877	Banca Monte dei Paschi di Siena SPA[h,k]	42,657
6,859	BancorpSouth Bank	179,294
101,400	Bank of America Corporation	2,498,496
296	Bank of Marin Bancorp	12,207
288	Bank of New York Mellon Corporation	13,556
17,842	Bankinter SA	143,166
3,265	Berkshire Hathaway, Inc.[k]	666,648
12,790	Blackstone Group, LP	381,270
1,399	BOK Financial Corporation	102,589
8,260	BrightSphere Investment Group	88,217
17,106	CaixaBank SA	61,948
12,662	Capital One Financial Corporation	957,121
1,916	Central Pacific Financial Corporation	46,655
1,466	Charles Schwab Corporation	60,883
2,980	Chubb, Ltd.	384,956
31,403	CI Financial Corporation	397,483
39,427	Citigroup, Inc.	2,052,570
19,452	CNP Assurances	412,899
3,540	Comerica, Inc.	243,163
1,187	Community Trust Bancorp, Inc.	47,017
34,945	Direct Line Insurance Group plc	142,049
6,383	Discover Financial Services	376,469
33,225	DnB ASA	533,317
2,973	Dynex Capital, Inc.	17,006
8,675	E*TRADE Financial Corporation	380,659
1,951	Ellington Residential Mortgage REIT	19,959
2,457	Enterprise Financial Services Corporation	92,457
7,006	Euronext NVf	403,669
295	FBL Financial Group, Inc.	19,367
24,460	Fifth Third Bancorp	575,544
355	Financial Institutions, Inc.	9,123
20,342	Finecobank Banca Fineco SPA	204,670
2,470	First Busey Corporation	60,614
321	First Defiance Financial Corporation	7,868
136	First Financial Corporation	5,460
4,707	First Hawaiian, Inc.	105,955
4,428	First Interstate BancSystem, Inc.	161,888
229	First Mid-Illinois Bancshares, Inc.	7,310
4,350	First Republic Bank	378,015
62,271	FlexiGroup, Ltd.	59,482
6,577	Genworth MI Canada, Inc.	193,668
2,300	Goldman Sachs Group, Inc.	384,215
134,299	Golub Capital BDC, Inc.	2,214,590
1,528	Great Southern Bancorp, Inc.	70,334
3,601	Hamilton Lane, Inc.	133,237
5,480	Hancock Whitney Corporation	189,882
3,479	Hannover Rueckversicherung SE	468,866
16,443	Hartford Financial Services Group, Inc.	730,891
15,459	Heritage Commerce Corporation	175,305
923	Hometrust Bancshares, Inc.	24,164
3,361	Horace Mann Educators Corporation	125,869
3,448	Houlihan Lokey, Inc.	126,886

The accompanying Notes to Financial Statements are an integral part of this schedule.

46

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (26.0%)	Value
Financials (5.1%) - continued
45,440	Huntington Bancshares, Inc.	$541,645
3,104	IBERIABANK Corporation	199,525
417	Independent Bank Corporation	8,765
3,190	Intercontinental Exchange, Inc.	240,303
6,511	Investment Technology Group, Inc.	196,893
6,507	J.P. Morgan Chase & Company	635,213
3,303	Kemper Corporation	219,253
32,302	KeyCorp	477,424
621	Lakeland Bancorp, Inc.	9,197
470	Markel Corporation[k]	487,883
352,709	Medibank Private, Ltd.	638,538
8,263	Meridian Bancorp, Inc.	118,326
8,240	MetLife, Inc.	338,334
3,062	MidWestOne Financial Group, Inc.	76,029
8,829	Morgan Stanley	350,070
1,432	National Bank Holdings Corporation	44,206
3,181	National Bank of Canada	130,600
1,942	Paragon Banking Group plc	9,558
2,979	Pargesa Holding SA	214,852
9,915	PCSB Financial Corporation	193,937
254	Peapack-Gladstone Financial Corporation	6,396
2,309	Primerica, Inc.	225,612
6,434	Principal Financial Group, Inc.	284,190
5,222	Provident Financial Services, Inc.	126,007
2,700	Prudential Financial, Inc.	220,185
206	QCR Holdings, Inc.	6,610
15,600	Radian Group, Inc.	255,216
5,260	Raymond James Financial, Inc.	391,397
353	S&P Global, Inc.	59,989
2,966	Sandy Spring Bancorp, Inc.	92,954
7,592	Santander Consumer USA Holdings Inc.	133,543
7,407	Seacoast Banking Corporation of Florida[k]	192,730
2,200	Senshu Ikeda Holdings, Inc.	6,007
8,442	SLM Corporationk	70,153
3,093	State Auto Financial Corporation	105,286
2,560	State Street Corporation	161,459
2,436	Stifel Financial Corporation	100,899
2,227	Sun Life Financial, Inc.	73,880
1,536	SunTrust Banks, Inc.	77,476
7,006	Synovus Financial Corporation	224,122
3,374	Topdanmark AS	157,461
4,305	TrustCo Bank Corporation	29,532
8,040	U.S. Bancorp	367,428
4,308	United Community Banks, Inc.	92,450
210	Washington Trust Bancorp, Inc.	9,981
9,986	Wells Fargo & Company	460,155
28,221	Zions Bancorporations NA	1,149,723

	Total	34,916,027

Health Care (3.9%)
7,291	Agilent Technologies, Inc.	491,851
178	Allergan plc	23,791
4,489	Amgen, Inc.	873,874
2,550	Amplifon SPA	41,172
5,463	Anthem, Inc.	1,434,748
5,682	Baxter International, Inc.	373,989
785	Becton, Dickinson and Company	176,876
2,615	Biogen, Inc.[k]	786,906
1,688	BioMarin Pharmaceutical, Inc.[k]	143,733
4,602	Catalent, Inc.[k]	143,490
1,209	Cigna Holding Company	229,613
12,857	CVS Health Corporation	842,391
12,485	Danaher Corporation	1,287,453
4,285	Edwards Lifesciences Corporation[k]	656,333
1,762	Eli Lilly and Company	203,899
8,626	Gilead Sciences, Inc.	539,556
51,649	GlaxoSmithKline plc	984,328
1,695	GN Store Nord AS	63,510
19,860	Halozyme Therapeutics, Inc.[k]	290,552
924	Heska Corporation[k]	79,556
2,492	Illumina, Inc.[k]	747,426
353	Intuitive Surgical, Inc.[k]	169,059
150	Jazz Pharmaceuticals, Inc.[k]	18,594
15,423	Johnson & Johnson	1,990,338
2,200	KYORIN Holdings, Inc.	48,058
2,936	LHC Group, Inc.[k]	275,632
1,475	Ligand Pharmaceuticals, Inc.[k]	200,158
330	LNA Sante	16,464
13,554	Medtronic plc	1,232,872
18,100	Merck & Company, Inc.	1,383,021
3,801	Neurocrine Biosciences, Inc.[k]	271,429
13,147	Novartis AG	1,125,965
29,196	Novo Nordisk AS	1,340,887
2,952	NuVasive, Inc.[k]	146,301
3,625	Omnicell, Inc.[k]	221,995
6,912	Optinose, Inc.[k]	42,854
2,581	PerkinElmer, Inc.	202,738
39,350	Pfizer, Inc.	1,717,628
747	Recordati SPA	25,869
4,591	Roche Holding AG	1,139,756
5,455	Syneos Health, Inc.[k]	214,654
783	Teleflex, Inc.	202,390
26,030	Teva Pharmaceutical Industries, Ltd. ADR[k]	401,383
4,328	Thermo Fisher Scientific, Inc.	968,563
8,147	UnitedHealth Group, Inc.	2,029,581
3,000	Universal Health Services, Inc.	349,680
14,050	Valeant Pharmaceuticals International, Inc.[k]	259,503
1,163	Vertex Pharmaceuticals, Inc.[k]	192,721
1,149	West Pharmaceutical Services, Inc.	112,636
1,385	Zoetis, Inc.	118,473

	Total	26,834,249

Industrials (3.3%)
13,139	ACS Actividades de Construccion y Servicios, SAk	508,575
2,100	Acuity Brands, Inc.	241,395
7,697	AGCO Corporation	428,492
6,612	AMETEK, Inc.	447,632
2,174	Arcosa, Inc.[k]	60,198
2,200	Asahi Glass Company, Ltd.	68,383
21,734	Atlas Copco AB, Class A	518,531
19,388	Atlas Copco AB, Class B	424,826
626	AZZ, Inc.	25,265
2,359	Boeing Company	760,777
4,425	Brink’s Company	286,076
1,528	BWX Technologies, Inc.	58,415
2,287	CIA De Distribucion Integral	57,225
1,874	Crane Company	135,265
15,399	CSX Corporation	956,740
1,042	Curtiss-Wright Corporation	106,409
11,280	Delta Air Lines, Inc.	562,872
3,198	Dycom Industries, Inc.[k]	172,820
4,148	EMCOR Group, Inc.	247,594
7,065	Emerson Electric Company	422,134
4,200	Encore Wire Corporation	210,756
1,567	Ferguson plc	100,128
3,135	General Dynamics Corporation	492,853

The accompanying Notes to Financial Statements are an integral part of this schedule.

47

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (26.0%)	Value
Industrials (3.3%) - continued
2,590	Genesee & Wyoming, Inc.[k]	$191,712
500	Glory, Ltd.	11,244
277	Gorman-Rupp Company	8,978
1,489	Granite Construction, Inc.	59,977
28,732	GWA Group, Ltd.	56,298
5,500	Hino Motors, Ltd.	51,791
3,100	Hitachi Zosen Corporation	9,397
766	Hochtief AG	103,449
11,717	Honeywell International, Inc.	1,548,050
3,350	Huntington Ingalls Industries, Inc.	637,538
1,173	Illinois Tool Works, Inc.	148,607
3,600	Inaba Denki Sangyo Company, Ltd.	134,523
5,420	Ingersoll-Rand plc	494,467
20,407	KeyW Holding Corporation[k]	136,523
1,176	Kirby Corporation[k]	79,215
3,702	Lincoln Electric Holdings, Inc.	291,903
2,049	Lindsay Corporation	197,216
1,997	Lockheed Martin Corporation	522,894
973	Masonite International Corporation[k]	43,620
13,085	Meggitt plc	78,602
2,800	Mitsuboshi Belting, Ltd.	53,867
3,100	Mitsui & Company, Ltd.	47,626
2,359	Monadelphous Group, Ltd.	22,889
18,629	MRC Global, Inc.[k]	227,833
11,166	National Express Group plc	53,228
8,994	Nexeo Solutions, Inc.[k]	77,258
9,200	Nitto Kogyo Corporation	145,816
4,738	Nobina ABf	31,958
3,720	Norfolk Southern Corporation	556,289
3,397	Northgate plc	16,341
6,141	Oshkosh Corporation	376,505
26,355	PageGroup plc	151,395
12,258	Primoris Services Corporation	234,496
1,972	Raven Industries, Inc.	71,367
1,069	Raytheon Company	163,931
2,870	Regal-Beloit Corporation	201,043
31,459	RELX plc	648,697
11,052	RELX plc	227,398
1,904	Ritchie Brothers Auctioneers, Inc.	62,299
826	Rockwool International AS	216,002
14,590	Sandvik AB	209,050
2,516	Schindler Holding AG, Participation Certificate	499,560
3,832	Schneider Electric SE	259,930
4,100	SiteOne Landscape Supply, Inc.[k]	226,607
20,996	SKF AB	319,111
239	Societe BIC SA	24,415
15,600	Southwest Airlines Company	725,088
1,474	Spirax-Sarco Engineering plc	117,324
443	Standex International Corporation	29,761
49,200	Sumitomo Electric Industries, Ltd.	651,572
1,400	Taikisha, Ltd.	37,269
4,322	Terex Corporation	119,158
3,700	Toppan Forms Company, Ltd.	29,064
8,500	Toppan Printing Company, Ltd.	124,944
5,712	Transcontinental, Inc.	80,751
1,446	TransUnion	82,133
2,900	Tsubakimoto Chain Company	94,841
69	UniFirst Corporation	9,872
5,700	United Continental Holdings, Inc.[k]	477,261
3,170	United Parcel Service, Inc.	309,170
7,394	United Technologies Corporation	787,313
1,144	Valmont Industries, Inc.	126,927
3,300	Verisk Analytics, Inc.[k]	359,832
4,283	Vinci SA	352,200
3,727	WABCO Holdings, Inc.[k]	400,056
2,927	Waste Connections, Inc.	217,330
1,105	XPO Logistics, Inc.[k]	63,029
1,600	Yuasa Trading Company, Ltd.	45,718

	Total	22,464,889

Information Technology (4.2%)
44,516	Advanced Micro Devices, Inc.[k]	821,765
9,400	Akamai Technologies, Inc.[k]	574,152
3,200	Alliance Data Systems Corporation	480,256
7,808	Amadeus IT Holding SA	543,262
6,150	Amphenol Corporation	498,273
2,799	ANSYS, Inc.[k]	400,089
10,216	Apple, Inc.	1,611,472
810	Arista Networks, Inc.[k]	170,667
1,580	Autodesk, Inc.[k]	203,204
4,514	Automatic Data Processing, Inc.	591,876
2,204	Blackline, Inc.[k]	90,254
1,689	Booz Allen Hamilton Holding Corporation	76,123
28,200	Canon, Inc.	775,943
6,616	Capgemini SA	658,061
16,285	CGI Group, Inc.[k]	996,043
17,406	Ciena Corporation[k]	590,237
73,363	Cisco Systems, Inc.	3,178,819
7,971	Clearwater Energy, Inc., Class A	134,869
4,283	Cognizant Technology Solutions Corporation	271,885
4,582	Computershare, Ltd.	55,530
1,154	Dialog Semiconductor plc[k]	29,904
5,655	Dolby Laboratories, Inc.	349,705
8,012	Fiserv, Inc.[k]	588,802
1,661	Guidewire Software, Inc.[k]	133,262
24,802	Halma plc	432,062
2,897	Intel Corporation	135,956
439	Kulicke and Soffa Industries, Inc.	8,898
1,430	Lam Research Corporation	194,723
3,925	M/A-COM Technology Solutions Holdings, Inc.[k]	56,952
7,845	MasterCard, Inc.	1,479,959
31,400	Micron Technology, Inc.[k]	996,322
27,162	Microsoft Corporation	2,758,844
699	Monolithic Power Systems, Inc.	81,259
346	Motorola Solutions, Inc.	39,804
7,550	National Instruments Corporation	342,619
4,800	NEC Networks & System Integration Corporation	106,800
1,851	NVIDIA Corporation	247,108
5,113	NXP Semiconductors NV	374,681
29,193	Oracle Corporation	1,318,064
3,100	Otsuka Corporation	85,317
5,784	PayPal Holdings, Inc.[k]	486,377
1,673	Pegasystems, Inc.	80,020
4,794	Plexus Corporation[k]	244,877
883	Q2 Holdings, Inc.[k]	43,753
5,247	Red Hat, Inc.[k]	921,583
2,286	Rogers Corporation[k]	226,451
1,900	Ryoyo Electro Corporation	26,666
4,335	SailPoint Technologies Holdings, Inc.[k]	101,829
4,262	Salesforce.com, Inc.[k]	583,766
26,800	Shinko Electric Industries Company, Ltd.	170,756
348	Siltronic AG	28,955
5,901	Synopsys, Inc.[k]	497,100
7,850	Teradata Corporation[k]	301,126
8,800	Teradyne, Inc.	276,144
11,674	Texas Instruments, Inc.	1,103,193

The accompanying Notes to Financial Statements are an integral part of this schedule.

48

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (26.0%)	Value
Information Technology (4.2%) - continued
900	Tokyo Seimitsu Company, Ltd.	$22,675
611	VeriSign, Inc.[k]	90,605
6,407	Virtusa Corporation[k]	272,874
4,357	Visa, Inc.	574,863
2,664	Xilinx, Inc.	226,893
6,238	Zix Corporation[k]	35,744

	Total	28,800,071

Materials (1.3%)
6,990	Alcoa Corporation[k]	185,794
1,139	Balchem Corporation	89,241
6,850	Ball Corporation	314,963
21,311	BHP Billiton, Ltd.	515,109
36,553	BHP Group plc	772,402
4,620	Celanese Corporation	415,661
7,790	CF Industries Holdings, Inc.	338,943
2,891	Chemours Company	81,584
200	Daido Steel Company, Ltd.	7,848
6,320	Eastman Chemical Company	462,055
12,117	Evonik Industries AG	302,455
721	Fuchs Petrolub SE	29,808
9,410	Granges AB	85,444
5,375	Hexpol AB	42,657
2,000	Hitachi Chemical Company, Ltd.	30,087
2,400	Hokuetsu Corporation	10,899
12,700	JSR Corporation	190,634
871	Kadant, Inc.	70,952
18,900	Kuraray Company, Ltd.	265,820
9,200	Kyoei Steel, Ltd.	138,768
1,500	Lintec Corporation	32,218
7,652	Methanex Corporation	368,597
19,900	Mitsubishi Gas Chemical Company, Inc.	298,094
14,378	Mondi plc	299,461
9,800	Nippon Kayaku Company, Ltd.	124,441
6,800	Nippon Light Metal Holdings Company, Ltd.	13,795
31,600	Nippon Steel & Sumitomo Metal Corporation	542,916
2,456	OMNOVA Solutions, Inc.[k]	18,003
17,950	Owens-Illinois, Inc.[k]	309,458
64	Rio Tinto, Ltd.	3,542
25,553	Sandfire Resources NL	120,322
500	Sanyo Special Steel Company, Ltd.	10,558
3,778	Scotts Miracle-Gro Company	232,196
13,417	SSAB AB, Class A	46,273
11,150	Steel Dynamics, Inc.	334,946
1,400	Taiyo Holdings Company, Ltd.	39,371
6,300	Toagosei Company, Ltd.	69,435
1,000	Ube Industries, Ltd.	20,223
1,429	United States Lime & Minerals, Inc.	101,459
25,562	UPM-Kymmene Oyj	647,073
9,002	Verso Corporation[k]	201,645
5,840	WestRock Company	220,518

	Total	8,405,668

Real Estate (0.7%)
2,633	Alexandria Real Estate Equities, Inc.	303,427
7,322	Armada Hoffler Properties, Inc.	102,947
845	Artis Real Estate Investment Trust	5,719
5,142	Camden Property Trust	452,753
1,294	Castellum AB	23,911
8,971	Cousins Properties, Inc.	70,871
1,226	Crown Castle International Corporation	133,180
1,790	CyrusOne, Inc.	94,655
5,500	Daito Trust Construction Company, Ltd.	752,969
1,181	Deutsche EuroShop AG	34,365
2,631	Digital Realty Trust, Inc.	280,333
6,635	Douglas Emmett, Inc.	226,453
11,294	Duke Realty Corporation	292,515
283	Granite REIT	11,030
1,590	Highwoods Properties, Inc.	61,517
1,300	Hitachi High-Technologies Corporation	40,709
16,355	Host Hotels & Resorts, Inc.	272,638
12,644	Hudson Pacific Properties, Inc.	367,435
54,000	Hysan Development Company, Ltd.	256,791
117,019	Mirvac Group	184,811
6,154	Monmouth Real Estate Investment Corporation	76,310
6,499	Physicians Realty Trust	104,179
5,425	QTS Realty Trust, Inc.	200,996
5,678	Quebecor, Inc.	119,533
17,000	Road King Infrastructure, Ltd.	30,220
368	Saul Centers, Inc.	17,377
5,500	Swire Pacific, Ltd.	58,069
4,347	Terreno Realty Corporation	152,884
1,324	Wereldhave NV	41,196
39,000	Wing Tai Holdings, Ltd.	55,270

	Total	4,825,063

Utilities (0.4%)
24,943	Enagas SA	674,261
4,500	Entergy Corporation	387,315
7,418	Exelon Corporation	334,552
2,207	New Jersey Resources Corporation	100,794
1,552	NorthWestern Corporation	92,251
3,000	Osaka Gas Company, Ltd.	54,726
19,414	PG&E Corporation[k]	461,082
3,757	PNM Resources, Inc.	154,375
7,700	Public Service Enterprise Group, Inc.	400,785
1,437	Southwest Gas Holdings, Inc.	109,930
381	Unitil Corporation	19,294

	Total	2,789,365

	Total Common Stock (cost $188,863,773)	178,101,879

	Registered Investment Companies (6.4%)
Affiliated (5.1%)
3,847,855	Thrivent Core Emerging Markets Debt Fund	35,092,438

	Total	35,092,438

Unaffiliated (1.3%)
69,000	Invesco Senior Loan ETF	1,502,820
22,257	iShares iBoxx $ High Yield Corporate Bond ETF[h]	1,805,043
1,456	iShares Russell 2000 Index Fund	194,958
1,082	iShares Russell 2000 Value Index Fund	116,358
2,021	SPDR S&P Retail ETF	82,841
741	SPDR S&P Semiconductor ETF	47,943
361	VanEck Vectors Semiconductor ETF	31,508
25,000	Vanguard High Dividend Yield ETF[h]	1,949,750
2,187	Vanguard Real Estate ETF	163,085

The accompanying Notes to Financial Statements are an integral part of this schedule.

49

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Registered Investment Companies (6.4%)	Value
Unaffiliated (1.3%) - continued
39,325	Vanguard Short-Term Corporate Bond ETF	$3,064,990

	Total	8,959,296

	Total Registered Investment Companies (cost $45,830,346)	44,051,734

	Preferred Stock (1.5%)
Consumer Staples (0.2%)
26,000	CHS, Inc., 6.750%[b,i]	625,560
31,200	CHS, Inc., 7.100%[b,i]	770,328
280	Henkel AG & Company KGaA	30,584

	Total	1,426,472

Energy (0.4%)
195,459	Crestwood Equity Partners, LP, 9.250%[i]	1,710,266
43,675	NuStar Logistics, LP, 9.170%[b]	1,041,212

	Total	2,751,478

Financials (0.8%)
6,475	Agribank FCB, 6.875%[b,i]	660,450
8,650	CoBank ACB, 6.250%[b,i]	865,000
16,623	Federal National Mortgage Association, 0.000%[i,k]	115,530
635	First Tennessee Bank NA, 3.750%[b,f,i]	466,791
29,050	GMAC Capital Trust I, 8.401%[b]	736,418
16,585	Hartford Financial Services Group, Inc., 7.875%[b]	453,600
22,200	Morgan Stanley, 7.125%[b,i]	585,414
1,357	Wells Fargo & Company, Convertible, 7.500%[i]	1,712,493

	Total	5,595,696

Real Estate (0.1%)
34,285	Colony Capital, Inc., 8.75%[i]	793,355

	Total	793,355

	Total Preferred Stock (cost $10,957,288)	10,567,001

	Collateral Held for Securities Loaned (0.7%)
4,778,671	Thrivent Cash Management Trust	4,778,671

	Total Collateral Held for Securities Loaned (cost $4,778,671)	4,778,671

Shares or Principal Amount	Short-Term Investments (12.3%)
	Federal Home Loan Bank Discount Notes
600,000	2.240%, 1/16/2019[l,m]	599,444
2,600,000	2.311%, 1/29/2019[l,m]	2,595,359
	Thrivent Core Short-Term Reserve Fund
8,129,201	2.670%	81,292,010

	Total Short-Term Investments (cost $84,486,777)	84,486,813

	Total Investments (cost $766,338,069) 108.0%	$741,150,416

	Other Assets and Liabilities, Net (8.0%)	(54,938,147)

	Total Net Assets 100.0%	$686,212,269

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $127,731,966 or 18.6% of total net assets.

g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2018.
h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
j

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Diversified Income Plus Portfolio as of December 31, 2018 was $634,351 or 0.1% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2018.

The accompanying Notes to Financial Statements are an integral part of this schedule.

50

DIVERSIFIED INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Security	Acquisition Date	Cost
MGIC Investment Corporation, Convertible, 4/1/2063	8/31/2016	$630,791

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus Portfolio as of December 31, 2018:

Securities Lending Transactions

Common Stock	$2,885,515
Taxable Debt Security	1,772,861

Total lending	$4,658,376
Gross amount payable upon return of collateral for securities loaned	$4,778,671

Net amounts due to counterparty	$120,295

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
COF 11	-	11th District Cost of Funds
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate
USISDA 10Y	-	ICE Swap USD Rate 10 Year

The accompanying Notes to Financial Statements are an integral part of this schedule.

51

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (3.7%)[a]	Value
Basic Materials (1.1%)
	Contura Energy, Inc., Term Loan
$6,995,000	7.387%, (LIBOR 1M + 5.000%), 11/9/2025[b]	$6,907,562
	Starfruit US Holdco, LLC, Term Loan
1,604,000	5.599%, (LIBOR 1M + 3.250%), 10/1/2025[b,c]	1,531,820

	Total	8,439,382

Capital Goods (0.2%)
	Vertiv Group Corporation, Term Loan
1,729,957	6.707%, (LIBOR 3M + 4.000%), 11/15/2023[b]	1,565,611

	Total	1,565,611

Communications Services (0.8%)
	Frontier Communications Corporation, Term Loan
4,210,875	6.280%, (LIBOR 1M + 3.750%), 6/15/2024[b]	3,897,712
	Univision Communications, Inc., Term Loan
3,192,501	5.272%, (LIBOR 1M + 2.750%), 3/15/2024[b]	2,882,574

	Total	6,780,286

Consumer Cyclical (0.4%)
	Cengage Learning, Inc., Term Loan
4,154,654	6.754%, (LIBOR 1M + 4.250%), 6/7/2023[b]	3,547,036

	Total	3,547,036

Consumer Non-Cyclical (0.2%)
	Revlon Consumer Products Corporation, Term Loan
2,320,589	6.207%, (LIBOR 3M + 3.500%), 9/7/2023[b]	1,638,498

	Total	1,638,498

Financials (1.0%)
	Forest City Enterprises, LP, Term Loan
3,735,000	6.383%, (LIBOR 3M + 4.000%), 12/7/2025[b,d,e]	3,635,387
	Grizzly Finco, Term Loan
4,289,250	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b]	4,182,019

	Total	7,817,406

	Total Bank Loans (cost $31,422,538)	29,788,219

	Long-Term Fixed Income (88.7%)
Asset-Backed Securities (0.1%)
	Renaissance Home Equity Loan Trust
1,571,631	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[f]	1,069,283

	Total	1,069,283

Basic Materials (8.1%)
	Alcoa, Inc.
1,605,000	5.125%, 10/1/2024	1,548,825
	Anglo American Capital plc
4,205,000	4.750%, 4/10/2027[g]	4,029,366
	ArcelorMittal SA
529,000	6.125%, 6/1/2025	553,893
	Big River Steel, LLC
3,610,000	7.250%, 9/1/2025[g]	3,582,925
	BWAY Holding Company
2,670,000	5.500%, 4/15/2024[g]	2,509,800
	Cleveland-Cliffs, Inc.
3,205,000	5.750%, 3/1/2025	2,884,500
	Consolidated Energy Finance SA
2,670,000	6.875%, 6/15/2025[g]	2,542,401
	First Quantum Minerals, Ltd.
2,140,000	7.000%, 2/15/2021[g]	2,054,400
2,675,000	7.250%, 4/1/2023[g]	2,354,000
2,140,000	6.875%, 3/1/2026[g]	1,717,350
	Grinding Media, Inc.
3,500,000	7.375%, 12/15/2023[g]	3,386,250
	Hexion, Inc.
2,565,000	6.625%, 4/15/2020	2,045,587
1,600,000	10.375%, 2/1/2022[g]	1,276,000
	Hudbay Minerals, Inc.
375,000	7.250%, 1/15/2023[g]	370,313
750,000	7.625%, 1/15/2025[g]	733,125
	Krayton Polymers, LLC
2,675,000	7.000%, 4/15/2025[g]	2,461,000
	Mercer International, Inc.
2,140,000	7.375%, 1/15/2025[g,h]	2,134,650
3,215,000	5.500%, 1/15/2026	2,877,425
	Midwest Vanadium, Pty. Ltd.
3,197,756	11.500%, 2/15/2018*,i,j	11,138
	Novelis Corporation
1,570,000	6.250%, 8/15/2024[g]	1,475,800
2,240,000	5.875%, 9/30/2026[g]	1,982,400
	Olin Corporation
4,275,000	5.000%, 2/1/2030	3,745,969
	Peabody Securities Finance Corporation
3,180,000	6.000%, 3/31/2022[g]	3,084,600
	Platform Specialty Products Corporation
3,500,000	5.875%, 12/1/2025[g]	3,272,500
	Starfruit US Holdco, LLC
2,137,000	8.000%, 10/1/2026[g,h]	1,976,725
	Trinseo Materials Operating SCA
3,200,000	5.375%, 9/1/2025[g]	2,796,800
	Tronox Finance plc
3,210,000	5.750%, 10/1/2025[g]	2,600,100
	United States Steel Corporation
2,135,000	6.875%, 8/15/2025	1,953,525
2,650,000	6.250%, 3/15/2026	2,318,750

	Total	64,280,117

Capital Goods (10.1%)
	Abengoa Abnewco 2 SAU
3,848,056	0.250%, PIK 1.250%, 9/29/2022[g,k]	404,046

The accompanying Notes to Financial Statements are an integral part of this schedule.

52

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (88.7%)	Value
Capital Goods (10.1%) - continued
	ABG Orphan Holdco SARL
$295,297	3.447%,PIK 10.554%, 2/28/2021[g,k]	$309,737
	Advanced Disposal Services, Inc.
3,155,000	5.625%, 11/15/2024[g]	3,084,012
	AECOM
1,065,000	5.875%, 10/15/2024	1,049,025
1,590,000	5.125%, 3/15/2027	1,359,450
	Arconic, Inc.
1,605,000	5.900%, 2/1/2027	1,532,775
	Ardagh Packaging Finance plc
4,190,000	7.250%, 5/15/2024[g]	4,179,525
3,720,000	6.000%, 2/15/2025[g]	3,434,006
	BBA US Holdings, Inc.
540,000	5.375%, 5/1/2026[g]	511,645
	Berry Global, Inc.
1,740,000	4.500%, 2/15/2026[g]	1,592,100
	Berry Plastics Corporation
6,370,000	5.125%, 7/15/2023	6,300,248
	Bombardier, Inc.
2,945,000	7.500%, 3/15/2025[g]	2,775,662
	BWAY Holding Company
3,205,000	7.250%, 4/15/2025[g,h]	2,876,487
	Cemex SAB de CV
2,750,000	5.700%, 1/11/2025[g]	2,636,590
2,670,000	6.125%, 5/5/2025[g]	2,604,078
	Covanta Holding Corporation
1,600,000	5.875%, 7/1/2025	1,472,000
2,510,000	6.000%, 1/1/2027	2,246,450
	Crown Cork & Seal Company, Inc.
3,210,000	7.375%, 12/15/2026	3,418,650
	Flex Acquisition Company, Inc.
3,205,000	6.875%, 1/15/2025[g]	2,852,450
1,300,000	7.875%, 7/15/2026[g]	1,170,000
	GFL Environmental, Inc.
3,210,000	7.000%, 6/1/2026[g]	2,800,725
	H&E Equipment Services, Inc.
4,971,000	5.625%, 9/1/2025	4,560,893
	Herc Rentals, Inc.
3,592,000	7.750%, 6/1/2024[g,h]	3,744,660
	James Hardie International Finance Designated Activity Company
1,600,000	5.000%, 1/15/2028[g]	1,368,000
	Jeld-Wen, Inc.
2,670,000	4.875%, 12/15/2027[g]	2,256,150
	New Enterprise Stone & Lime Company, Inc.
2,145,000	6.250%, 3/15/2026[g]	1,951,950
	Owens-Brockway Glass Container, Inc.
3,070,000	5.875%, 8/15/2023[g]	3,077,675
	Reynolds Group Issuer, Inc.
2,175,000	5.125%, 7/15/2023[g]	2,071,688
	Ritchie Bros. Auctioneers, Inc.
1,455,000	5.375%, 1/15/2025[g]	1,411,350
	Summit Materials, LLC
2,650,000	6.125%, 7/15/2023	2,623,500
2,135,000	5.125%, 6/1/2025[g]	1,942,850
	U.S. Concrete, Inc.
2,880,000	6.375%, 6/1/2024	2,649,600
	United Rentals North America, Inc.
1,060,000	5.500%, 7/15/2025	999,050
2,620,000	5.875%, 9/15/2026	2,469,350
	Waste Pro USA, Inc.
500,000	5.500%, 2/15/2026[g]	460,000

	Total	80,196,377

Communications Services (13.7%)
	AMC Networks, Inc.
3,100,000	5.000%, 4/1/2024	2,937,250
	Block Communications, Inc.
3,720,000	6.875%, 2/15/2025[g]	3,729,300
	CBS Radio, Inc.
1,835,000	7.250%, 11/1/2024[g,h]	1,706,550
	CCO Holdings, LLC
5,500,000	5.875%, 4/1/2024[g]	5,472,500
	CCOH Safari, LLC
2,500,000	5.750%, 2/15/2026[g]	2,450,000
	Cengage Learning, Inc.
1,705,000	9.500%, 6/15/2024[g]	1,159,400
	Clear Channel Worldwide Holdings, Inc.
3,195,000	6.500%, 11/15/2022	3,195,000
	Digicel Group, Ltd.
1,765,000	8.250%, 9/30/2020[g]	1,191,375
	Digicel, Ltd.
5,750,000	6.000%, 4/15/2021[g,h]	5,160,625
	Embarq Corporation
2,670,000	7.995%, 6/1/2036	2,416,350
	Gray Escrow, Inc.
2,040,000	7.000%, 5/15/2027[g]	1,988,837
	Gray Television, Inc.
3,560,000	5.875%, 7/15/2026[g]	3,318,988
	Intelsat Jackson Holdings SA
8,570,000	5.500%, 8/1/2023	7,455,900
	Level 3 Financing, Inc.
5,510,000	5.375%, 5/1/2025	5,165,625
1,700,000	5.250%, 3/15/2026	1,555,500
	McGraw-Hill Global Education Holdings, LLC
2,095,000	7.875%, 5/15/2024[g]	1,634,100
	Meredith Corporation
4,150,000	6.875%, 2/1/2026[g]	4,056,625
	Neptune Finco Corporation
4,733,000	10.875%, 10/15/2025[g]	5,314,780
	Qualitytech, LP
3,740,000	4.750%, 11/15/2025[g]	3,496,900
	SFR Group SA
2,710,000	6.250%, 5/15/2024[g]	2,527,075
2,620,000	7.375%, 5/1/2026[g]	2,403,850
	Sinclair Television Group, Inc.
1,570,000	5.875%, 3/15/2026[g]	1,464,025
2,140,000	5.125%, 2/15/2027[g]	1,888,550
	Sprint Communications, Inc.
5,130,000	6.000%, 11/15/2022	5,034,223
	Sprint Corporation
15,495,000	7.625%, 2/15/2025	15,495,000
	T-Mobile USA, Inc.
3,450,000	6.000%, 4/15/2024	3,450,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

53

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (88.7%)	Value
Communications Services (13.7%) - continued
	VeriSign, Inc.
$2,630,000	4.750%, 7/15/2027	$2,466,414
	Virgin Media Secured Finance plc
1,170,000	5.250%, 1/15/2026[g]	1,072,012
1,050,000	5.500%, 8/15/2026[g]	971,093
	Windstream Services, LLC
3,880,000	8.625%, 10/31/2025[g]	3,453,200
	WMG Acquisition Corporation
2,675,000	5.500%, 4/15/2026[g]	2,554,625
	Zayo Group, LLC
2,905,000	6.375%, 5/15/2025	2,701,650

	Total	108,887,322

Consumer Cyclical (13.9%)
	Allison Transmission, Inc.
3,835,000	5.000%, 10/1/2024[g]	3,681,600
	AMC Entertainment Holdings, Inc.
4,670,000	5.750%, 6/15/2025[h]	4,109,600
	American Axle & Manufacturing, Inc.
4,268,000	6.250%, 4/1/2025	3,883,880
	Brookfield Residential Properties, Inc.
3,960,000	6.125%, 7/1/2022[g]	3,742,200
	Choice Hotels International, Inc.
3,445,000	5.750%, 7/1/2022	3,513,900
	Cinemark USA, Inc.
4,475,000	4.875%, 6/1/2023	4,296,000
	Dana Financing Luxembourg SARL
3,925,000	6.500%, 6/1/2026[g]	3,763,094
	Delphi Jersey Holdings plc
4,415,000	5.000%, 10/1/2025[g]	3,716,282
	Hanesbrands, Inc.
4,145,000	4.875%, 5/15/2026[g]	3,735,681
	Hertz Corporation
2,135,000	7.625%, 6/1/2022[g]	2,012,237
	Hilton Escrow Issuer, LLC
5,345,000	4.250%, 9/1/2024	5,051,025
	KAR Auction Services, Inc.
2,670,000	5.125%, 6/1/2025[g]	2,409,675
	KB Home
2,000,000	8.000%, 3/15/2020	2,065,000
	L Brands, Inc.
1,860,000	5.625%, 2/15/2022	1,853,025
1,413,000	6.694%, 1/15/2027	1,314,090
	Landry’s, Inc.
3,700,000	6.750%, 10/15/2024[g]	3,487,250
	Lennar Corporation
3,710,000	4.125%, 1/15/2022	3,561,600
1,525,000	4.500%, 4/30/2024	1,441,125
1,590,000	4.750%, 5/30/2025	1,490,625
	Live Nation Entertainment, Inc.
3,265,000	4.875%, 11/1/2024[g]	3,101,750
530,000	5.625%, 3/15/2026[g]	518,075
	Mattamy Group Corporation
3,180,000	6.875%, 12/15/2023[g]	2,969,325
1,070,000	6.500%, 10/1/2025[g]	957,650
	MGM Resorts International
3,500,000	5.750%, 6/15/2025	3,377,500
	Navistar International Corporation
3,500,000	6.625%, 11/1/2025[g]	3,377,500
	New Red Finance, Inc.
2,410,000	5.000%, 10/15/2025[g]	2,217,200
	PGT Escrow Issuer, Inc.
2,675,000	6.750%, 8/1/2026[g]	2,634,875
	Prime Security Services Borrower, LLC
2,635,000	9.250%, 5/15/2023[g]	2,717,344
	RHP Hotel Properties, LP
790,000	5.000%, 4/15/2021	784,075
960,000	5.000%, 4/15/2023	936,000
	Scientific Games International, Inc.
2,190,000	6.625%, 5/15/2021	2,075,025
2,650,000	10.000%, 12/1/2022	2,683,098
2,000,000	5.000%, 10/15/2025[g]	1,785,000
	ServiceMaster Company, LLC
2,670,000	5.125%, 11/15/2024[g]	2,523,150
	Six Flags Entertainment Corporation
5,880,000	4.875%, 7/31/2024[g]	5,541,900
	Stars Group Holdings BV
2,550,000	7.000%, 7/15/2026[g]	2,479,875
	Station Casinos, LLC
530,000	5.000%, 10/1/2025[g]	479,650
	Studio City Finance, Ltd.
1,257,000	8.500%, 12/1/2020[g,h]	1,257,000
	Tesla, Inc.
2,140,000	5.300%, 8/15/2025[g,h]	1,859,125
	Tunica-Biloxi Gaming Authority
3,061,624	3.780%, 12/15/2020[g]	818,984
	Wabash National Corporation
3,750,000	5.500%, 10/1/2025[g]	3,210,938
	Wyndham Destinations, Inc.
1,110,000	4.500%, 4/1/2027	1,018,425
	Yum! Brands, Inc.
2,090,000	5.250%, 6/1/2026[g]	2,022,138

	Total	110,473,491

Consumer Non-Cyclical (10.3%)
	Air Medical Merger Sub Corporation
3,190,000	6.375%, 5/15/2023[g,h]	2,695,550
	Albertsons Companies, LLC
5,718,000	6.625%, 6/15/2024	5,303,445
	Alliance One International, Inc.
3,100,000	9.875%, 7/15/2021	2,348,250
	Centene Escrow Corporation
4,440,000	6.125%, 2/15/2024	4,545,450
	Cott Holdings, Inc.
2,138,000	5.500%, 4/1/2025[g]	2,015,065
	Energizer Holdings, Inc.
4,240,000	5.500%, 6/15/2025[g]	3,826,600
	HCA, Inc.
2,645,000	6.500%, 2/15/2020	2,711,125
4,810,000	5.875%, 3/15/2022	4,930,250
2,035,000	4.750%, 5/1/2023	2,004,475
3,705,000	5.375%, 2/1/2025	3,612,375
	JBS USA, LLC
3,250,000	5.875%, 7/15/2024[g]	3,185,000
3,470,000	5.750%, 6/15/2025[g]	3,313,850
	Mallinckrodt International Finance SA
2,005,000	5.625%, 10/15/2023[g,h]	1,523,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

54

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (88.7%)	Value
Consumer Non-Cyclical (10.3%) - continued
	MPH Acquisition Holdings, LLC
$4,190,000	7.125%, 6/1/2024[g]	$3,907,175
	Pilgrim’s Pride Corporation
3,215,000	5.750%, 3/15/2025[g]	3,014,062
	Post Holdings, Inc.
1,590,000	5.500%, 3/1/2025[g]	1,526,098
3,210,000	5.000%, 8/15/2026[g]	2,921,100
	Simmons Foods, Inc.
3,695,000	5.750%, 11/1/2024[g]	2,623,450
	Spectrum Brands, Inc.
4,280,000	5.750%, 7/15/2025	4,064,716
	Teleflex, Inc.
2,525,000	5.250%, 6/15/2024	2,512,375
	Tenet Healthcare Corporation
3,250,000	6.000%, 10/1/2020	3,290,625
530,000	7.500%, 1/1/2022[g]	537,950
	Teva Pharmaceutical Finance Netherlands III BV
2,945,000	3.150%, 10/1/2026	2,248,820
	Valeant Pharmaceuticals International, Inc.
1,237,000	5.625%, 12/1/2021[g]	1,218,445
7,910,000	5.500%, 3/1/2023[g]	7,211,468
2,675,000	5.875%, 5/15/2023[g]	2,474,375
2,680,000	8.500%, 1/31/2027[g]	2,599,600

	Total	82,165,494

Energy (15.2%)
	Alliance Resource Operating Partners, LP
2,670,000	7.500%, 5/1/2025[g]	2,676,675
	Antero Resources Corporation
1,585,000	5.125%, 12/1/2022	1,489,900
2,640,000	5.625%, 6/1/2023	2,508,000
	California Resources Corporation
5,890,000	8.000%, 12/15/2022[g,h]	3,990,475
	Centennial Resource Production, LLC
5,085,000	5.375%, 1/15/2026[g]	4,729,050
	Cheniere Corpus Christi Holdings, LLC
6,910,000	7.000%, 6/30/2024	7,290,050
	Cheniere Energy Partners, LP
3,875,000	5.625%, 10/1/2026[g]	3,623,125
	Chesapeake Energy Corporation
1,100,000	7.000%, 10/1/2024[h]	951,500
4,281,000	8.000%, 1/15/2025[h]	3,777,983
	CrownRock Finance, Inc.
3,750,000	5.625%, 10/15/2025[g]	3,375,000
	Diamondback Energy, Inc.
3,210,000	4.750%, 11/1/2024	3,097,650
	Endeavor Energy Resources, LP
650,000	5.500%, 1/30/2026[g]	666,250
	Energy Transfer Equity, LP
2,280,000	4.250%, 3/15/2023	2,194,500
4,245,000	5.500%, 6/1/2027	4,138,875
	EnLink Midstream Partners, LP
2,675,000	4.150%, 6/1/2025	2,412,647
	Ensco plc
3,740,000	4.500%, 10/1/2024	2,431,000
	MEG Energy Corporation
830,000	6.375%, 1/30/2023[g]	784,350
	Murphy Oil Corporation
1,310,000	6.875%, 8/15/2024	1,302,831
1,870,000	5.750%, 8/15/2025	1,747,478
	Nabors Industries, Inc.
3,200,000	5.750%, 2/1/2025	2,423,531
	NGPL Pipeco, LLC
3,210,000	4.875%, 8/15/2027[g]	3,025,425
	Noble Holding International, Ltd.
3,210,000	7.750%, 1/15/2024	2,431,575
	Pacific Drilling First Lien Escrow Issuer, Ltd.
3,500,000	8.375%, 10/1/2023[g]	3,342,500
	Pacific Drilling Second Lien Escrow Issuer, Ltd.
500,000	11.000%, PIK 12.000%, 4/1/2024[g,h,k]	492,500
	Parsley Energy, LLC
3,200,000	5.625%, 10/15/2027[g]	2,908,000
	Precision Drilling Corporation
1,180,000	7.750%, 12/15/2023	1,087,075
1,350,000	5.250%, 11/15/2024[h]	1,120,500
1,070,000	7.125%, 1/15/2026[g]	920,200
	Rowan Companies, Inc.
3,745,000	4.750%, 1/15/2024	2,827,475
	Sanchez Energy Corporation
3,740,000	7.250%, 2/15/2023[g,h]	3,048,100
	SESI, LLC
4,280,000	7.750%, 9/15/2024	3,402,600
	SM Energy Company
2,675,000	5.000%, 1/15/2024	2,327,250
535,000	6.625%, 1/15/2027	476,150
	Southwestern Energy Company
4,285,000	7.500%, 4/1/2026	4,049,325
	Sunoco, LP
2,675,000	4.875%, 1/15/2023	2,608,125
1,090,000	5.500%, 2/15/2026	1,032,775
	Tallgrass Energy Partners, LP
3,250,000	4.750%, 10/1/2023[g]	3,136,250
4,340,000	5.500%, 1/15/2028[g]	4,166,400
	Targa Resources Partners, LP
4,275,000	5.125%, 2/1/2025	4,007,813
	Transocean Pontus, Ltd.
535,000	6.125%, 8/1/2025[g]	516,275
	Transocean, Inc.
3,150,000	7.250%, 11/1/2025[g]	2,748,375
1,070,000	7.500%, 1/15/2026[g]	938,925
3,745,000	7.500%, 4/15/2031[h]	2,836,838
	W&T Offshore, Inc.
4,700,000	9.750%, 11/1/2023[g]	4,112,500
	Weatherford International, Ltd.
2,355,000	4.500%, 4/15/2022[h]	1,377,675
	Whiting Petroleum Corporation
3,210,000	6.625%, 1/15/2026	2,752,575
	WPX Energy, Inc.
3,210,000	8.250%, 8/1/2023	3,354,450

	Total	120,658,521

Financials (8.2%)
	Ally Financial, Inc.
4,170,000	4.125%, 3/30/2020	4,126,048
1,575,000	4.625%, 5/19/2022	1,549,406

The accompanying Notes to Financial Statements are an integral part of this schedule.

55

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (88.7%)	Value
Financials (8.2%) - continued
$4,000,000	5.750%, 11/20/2025[h]	$3,980,000
	ASP AMC Merger Sub, Inc.
5,200,000	8.000%, 5/15/2025[g]	2,756,000
	Avolon Holdings Funding, Ltd.
1,070,000	5.500%, 1/15/2023[g]	1,037,900
2,670,000	5.125%, 10/1/2023[g]	2,549,850
	Barclays plc
800,000	7.750%, 9/15/2023[b,l]	769,536
	Chobani, LLC
1,605,000	7.500%, 4/15/2025[g]	1,263,938
	CIT Group, Inc.
1,429,000	5.000%, 8/15/2022	1,409,351
1,251,000	5.000%, 8/1/2023	1,225,980
1,740,000	4.750%, 2/16/2024	1,674,750
	Drawbridge Special Opportunities Fund, LP
3,785,000	5.000%, 8/1/2021[g]	3,783,899
	Genworth Holdings, Inc.
3,430,000	4.900%, 8/15/2023	2,838,325
	Icahn Enterprises, LP
2,125,000	6.000%, 8/1/2020	2,122,344
1,870,000	6.250%, 2/1/2022	1,846,625
	Iron Mountain, Inc.
2,140,000	5.750%, 8/15/2024	2,033,000
	MPT Operating Partnership, LP
3,010,000	5.500%, 5/1/2024	2,994,950
1,340,000	5.000%, 10/15/2027	1,225,263
	Park Aerospace Holdings, Ltd.
1,605,000	5.250%, 8/15/2022[g]	1,552,838
4,285,000	4.500%, 3/15/2023[g]	4,006,475
1,995,000	5.500%, 2/15/2024[g]	1,925,175
	Quicken Loans, Inc.
4,015,000	5.750%, 5/1/2025[g]	3,754,025
	Royal Bank of Scotland Group plc
3,100,000	5.125%, 5/28/2024	3,005,445
	SemGroup Corporation / Rose Rock Finance Corporation
1,640,000	5.625%, 7/15/2022	1,545,700
	Springleaf Finance Corporation
2,670,000	6.875%, 3/15/2025	2,389,650
	Synchrony Financial
1,340,000	4.250%, 8/15/2024	1,230,619
4,280,000	3.950%, 12/1/2027	3,606,991
	Wand Merger Corporation
2,900,000	8.125%, 7/15/2023[g]	2,827,500

	Total	65,031,583

Foreign Government (0.3%)
	Argentina Government International Bond
3,180,000	6.875%, 1/26/2027	2,424,750

	Total	2,424,750

Technology (5.1%)
	Alliance Data Systems Corporation
6,880,000	5.375%, 8/1/2022[g]	6,708,000
	Anixter, Inc.
2,455,000	5.125%, 10/1/2021	2,448,862
	CommScope Technologies Finance, LLC
4,775,000	6.000%, 6/15/2025[g]	4,345,250
	Diamond Finance Corporation
2,680,000	7.125%, 6/15/2024[g]	2,726,900
	Harland Clarke Holdings Corporation
4,020,000	8.375%, 8/15/2022[g]	3,663,225
	Inception Merger Sub, Inc.
5,345,000	8.625%, 11/15/2024[g]	4,169,100
	Iron Mountain, Inc.
3,745,000	5.250%, 3/15/2028[g]	3,304,963
	Nielsen Company SARL
3,210,000	5.000%, 2/1/2025[g,h]	3,001,350
	Plantronics, Inc.
2,390,000	5.500%, 5/31/2023[g]	2,222,700
	Seagate HDD Cayman
4,540,000	4.750%, 1/1/2025	4,028,082
	Western Digital Corporation
5,000,000	4.750%, 2/15/2026	4,337,500

	Total	40,955,932

Transportation (1.1%)
	United Continental Holdings, Inc.
3,000,000	4.250%, 10/1/2022	2,895,000
	XPO Logistics, Inc.
3,533,000	6.500%, 6/15/2022[g]	3,502,086
2,670,000	6.125%, 9/1/2023[g]	2,569,875

	Total	8,966,961

Utilities (2.6%)
	AES Corporation
2,675,000	4.500%, 3/15/2023	2,608,125
2,462,000	5.500%, 4/15/2025	2,443,535
	Dynegy, Inc.
3,745,000	8.125%, 1/30/2026[g]	4,044,600
	Electricite de France SA
2,500,000	5.250%, 1/29/2023[b,g,l]	2,362,500
	NRG Energy, Inc.
1,600,000	6.250%, 5/1/2024	1,624,000
1,680,000	7.250%, 5/15/2026	1,749,300
	Talen Energy Supply, LLC
2,140,000	6.500%, 6/1/2025	1,519,400
	TerraForm Power Operating, LLC
2,140,000	4.250%, 1/31/2023[g]	1,995,550
2,940,000	5.000%, 1/31/2028[g]	2,587,200

	Total	20,934,210

	Total Long-Term Fixed Income (cost $764,505,439)	706,044,041

Shares	Registered Investment Companies (0.4%)
Unaffiliated (0.4%)
28,896	Energy Select Sector SPDR Fund	1,657,186
58,250	SPDR S&P Oil & Gas Exploration & Production ETF[h]	1,545,372

	Total	3,202,558

	Total Registered Investment Companies (cost $3,739,251)	3,202,558

The accompanying Notes to Financial Statements are an integral part of this schedule.

56

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Preferred Stock (0.3%)	Value
Energy (0.2%)
224,011	Crestwood Equity Partners, LP, 9.250%[l]	$1,960,096

	Total	1,960,096

Financials (0.1%)
53,000	Federal National Mortgage Association, 0.000%[l,m]	368,350

	Total	368,350

	Total Preferred Stock (cost $2,661,702)	2,328,446

	Common Stock (<0.1%)
Communications Services (<0.1%)
3,450,000	T-Mobile USA, Inc. Rights[c]	4

	Total	4

Industrials (<0.1%)
930,630	Abengoa SA, Class Am	4,265
9,928,936	Abengoa SA, Class Bm	11,376

	Total	15,641

Materials (<0.1%)
275	WestRock Company	10,384

	Total	10,384

	Total Common Stock (cost $275,856)	26,029

	Collateral Held for Securities Loaned (6.1%)
48,895,848	Thrivent Cash Management Trust	48,895,848

	Total Collateral Held for Securities Loaned (cost $48,895,848)	48,895,848

Shares or Principal Amount	Short-Term Investments (5.3%)
	Thrivent Core Short-Term Reserve Fund
4,105,995	2.670%	41,059,950
	U.S. Treasury Bills
700,000	2.455%, 5/23/2019[n,o]	693,188

	Total Short-Term Investments (cost $41,753,172)	41,753,138

	Total Investments (cost $893,253,806) 104.5%	$832,038,279

	Other Assets and Liabilities, Net (4.5%)	(35,734,746)

	Total Net Assets 100.0%	$796,303,533

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2018.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $386,344,661 or 48.5% of total net assets.

h	All or a portion of the security is on loan.
i	Defaulted security. Interest is not being accrued.
j	In bankruptcy. Interest is not being accrued.
k

Denotes payment-in-kind security. The security paid an interest or dividend payment with additional fixed income or equity securities in lieu of, or in addition to a cash payment. The cash rate and/or payment-in-kind rate shown are as of December 31, 2018.

l	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
m	Non-income producing security.
n	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
o	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in High Yield Portfolio as of December 31, 2018 was $11,138 or 0.0% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2018.

Security	Acquisition Date	Cost
Midwest Vanadium, Pty. Ltd., 2/15/2019	2/9/2011	$3,028,997

The accompanying Notes to Financial Statements are an integral part of this schedule.

57

HIGH YIELD PORTFOLIO

Schedule of Investments as of December 31, 2018

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent High Yield Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$168,466
Taxable Debt Security	47,108,401

Total lending	$47,276,867
Gross amount payable upon return of collateral for securities loaned	$48,895,848

Net amounts due to counterparty	$1,618,981

Definitions:

ETF	-	Exchange Traded Fund
PIK	-	Payment-In-Kind
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

58

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (1.9%)[a]	Value
Basic Materials (0.1%)
	Ball Metalpack Finco, LLC, Term Loan
$99,500	7.022%, (LIBOR 1M + 4.500%), 7/31/2025[b,c]	$96,266
	Big River Steel, LLC, Term Loan
241,938	7.803%, (LIBOR 3M + 5.000%), 8/23/2023[b]	238,913
	Contura Energy, Inc., Term Loan
450,000	7.387%, (LIBOR 1M + 5.000%), 11/9/2025[b]	444,375
	MRC Global (US), Inc., Term Loan
258,045	5.522%, (LIBOR 1M + 3.000%), 9/20/2024[b]	249,014

	Total	1,028,568

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
451,308	4.669%, (LIBOR 1W + 2.250%), 11/10/2023[b]	432,831
	GFL Environmental, Inc., Term Loan
673,308	5.522%, (LIBOR 1M + 3.000%), 5/31/2025[b]	626,513
	Sotera Health Holdings, LLC, Term Loan
321,081	5.522%, (LIBOR 1M + 3.000%), 5/15/2022[b]	306,899
	Vertiv Group Corporation, Term Loan
629,599	6.707%, (LIBOR 3M + 4.000%), 11/15/2023[b]	569,787

	Total	1,936,030

Communications Services (0.5%)
	Altice France SA, Term Loan
197,000	5.272%, (LIBOR 1M + 2.750%), 7/31/2025[b]	179,861
510,000	6.455%, (LIBOR 1M + 4.000%), 1/31/2026[b]	480,675
	CenturyLink, Inc., Term Loan
747,873	5.272%, (LIBOR 1M + 2.750%), 1/31/2025[b]	696,270
	Frontier Communications Corporation, Term Loan
443,250	6.280%, (LIBOR 1M + 3.750%), 6/15/2024[b]	410,286
	HCP Acquisition, LLC, Term Loan
355,342	5.522%, (LIBOR 1M + 3.000%), 5/16/2024[b]	341,907
	Intelsat Jackson Holdings SA, Term Loan
300,000	6.256%, (LIBOR 1M + 3.750%), 11/27/2023[b]	289,821
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
675,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	645,050
	Sprint Communications, Inc., Term Loan
948,112	5.063%, (LIBOR 1M + 2.500%), 2/3/2024[b]	899,920
	TNS, Inc., Term Loan
352,068	6.710%, (LIBOR 3M + 4.000%), 8/14/2022[b]	348,107
	Univision Communications, Inc., Term Loan
1,565,586	5.272%, (LIBOR 1M + 2.750%), 3/15/2024[b]	1,413,598
	Virgin Media Bristol, LLC, Term Loan
580,000	4.955%, (LIBOR 1M + 2.500%), 1/15/2026[b]	548,030
	Windstream Services, LLC, Term Loan
248,096	6.460%, (LIBOR 1M + 4.000%), 3/30/2021[b]	220,362

	Total	6,473,887

Consumer Cyclical (0.2%)
	Cengage Learning, Inc., Term Loan
828,726	6.754%, (LIBOR 1M + 4.250%), 6/7/2023[b]	707,525
	Golden Entertainment, Inc., Term Loan
608,850	5.530%, (LIBOR 1M + 3.000%), 10/20/2024[b,c]	581,452
	Golden Nugget, LLC, Term Loan
482,823	5.237%, (LIBOR 3M + 2.750%), 10/4/2023[b]	463,510
	Scientific Games International, Inc., Term Loan
893,250	5.250%, (LIBOR 1M + 2.750%), 8/14/2024[b]	836,144
	Stars Group Holdings BV, Term Loan
206,960	6.303%, (LIBOR 3M + 3.500%), 7/10/2025[b]	199,545
	Tenneco, Inc., Term Loan
300,000	5.272%, (LIBOR 1M + 2.750%), 10/1/2025[b]	281,100

	Total	3,069,276

Consumer Non-Cyclical (0.4%)
	Air Medical Group Holdings, Inc., Term Loan
782,100	5.682%, (LIBOR 1M + 3.250%), 4/28/2022[b]	728,573
193,050	6.754%, (LIBOR 1M + 4.250%), 3/14/2025[b]	178,984
	Albertson’s, LLC, Term Loan
282,847	5.822%, (LIBOR 3M + 3.000%), 12/21/2022[b]	271,021
513,008	5.691%, (LIBOR 3M + 3.000%), 6/22/2023[b]	486,075
70,000	5.522%, (LIBOR 1M + 3.000%), 11/16/2025[b]	66,238
	Amneal Pharmaceuticals, LLC, Term Loan
348,169	6.063%, (LIBOR 1M + 3.500%), 5/4/2025[b]	329,309
	Bausch Health Companies, Inc., Term Loan
563,062	5.379%, (LIBOR 1M + 3.000%), 6/1/2025[b]	536,632

The accompanying Notes to Financial Statements are an integral part of this schedule.

59

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (1.9%)[a]	Value
Consumer Non-Cyclical (0.4%) - continued
	CHS/Community Health Systems, Inc., Term Loan
$380,500	5.957%, (LIBOR 3M + 3.250%), 1/27/2021[b]	$365,010
	Endo International plc, Term Loan
534,573	6.813%, (LIBOR 1M + 4.250%), 4/27/2024[b]	505,171
	JBS USA LUX SA, Term Loan
790,912	5.260%, (LIBOR 1M + 2.500%), 10/30/2022[b]	759,276
	McGraw-Hill Global Education Holdings, LLC, Term Loan
743,334	6.522%, (LIBOR 1M + 4.000%), 5/4/2022[b]	669,231
	MPH Acquisition Holdings, LLC, Term Loan
399,526	5.553%, (LIBOR 3M + 2.750%), 6/7/2023[b]	377,552
	Plantronics, Inc., Term Loan
598,500	5.022%, (LIBOR 1M + 2.500%), 7/2/2025[b]	574,710
	Revlon Consumer Products Corporation, Term Loan
294,724	6.207%, (LIBOR 3M + 3.500%), 9/7/2023[b]	208,096

	Total	6,055,878

Energy (0.1%)
	HFOTCO, LLC, Term Loan
447,750	5.280%, (LIBOR 1M + 2.750%), 6/26/2025[b]	437,675
	Radiate Holdco, LLC, Term Loan
984,975	5.522%, (LIBOR 1M + 3.000%), 2/1/2024[b]	926,950

	Total	1,364,625

Financials (0.3%)
	Air Methods Corporation, Term Loan
639,236	6.303%, (LIBOR 3M + 3.500%), 4/21/2024[b]	503,168
	Avolon TLB Borrower 1 US, LLC, Term Loan
432,699	4.470%, (LIBOR 1M + 2.000%), 1/15/2025[b]	415,032
	DTZ U.S. Borrower, LLC, Term Loan
299,250	5.772%, (LIBOR 1M + 3.250%), 8/21/2025[b]	285,784
	GGP Nimbus LP, Term Loan
425,000	5.022%, (LIBOR 1M + 2.500%), 8/24/2025[b]	399,632
	Harland Clarke Holdings Corporation, Term Loan
504,799	7.553%, (LIBOR 3M + 4.750%), 11/3/2023[b]	454,445
	INEOS U.S. Finance, LLC, Term Loan
183,150	4.522%, (LIBOR 1M + 2.000%), 3/31/2024[b]	172,619
	Level 3 Parent, LLC, Term Loan
800,000	4.754%, (LIBOR 1M + 2.250%), 2/22/2024[b]	758,000
	Sable International Finance, Ltd., Term Loan
975,000	5.772%, (LIBOR 1M + 3.250%), 1/31/2026[b]	938,086
	Tronox Finance, LLC, Term Loan
216,994	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b,d,e]	210,174
500,756	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b,d,e]	485,017

	Total	4,621,957

Technology (0.1%)
	First Data Corporation, Term Loan
975,000	4.504%, (LIBOR 1M + 2.000%), 4/26/2024[b]	929,175
	Rackspace Hosting, Inc., Term Loan
537,134	5.582%, (LIBOR 3M + 3.000%), 11/3/2023[b]	472,678

	Total	1,401,853

Transportation (<0.1%)
	WideOpenWest Finance, LLC, Term Loan
330,812	5.720%, (LIBOR 1M + 3.250%), 8/19/2023[b]	305,588

	Total	305,588

Utilities (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
709,200	7.022%, (LIBOR 1M + 4.500%), 5/18/2023[b,c]	684,378
	GIP III Stetson I, LP, Term Loan
225,000	6.695%, (LIBOR 3M + 4.250%), 7/18/2025[b]	216,281

	Total	900,659

	Total Bank Loans (cost $28,876,626)	27,158,321

	Long-Term Fixed Income (92.9%)
Asset-Backed Securities (1.6%)
	Babson CLO, Ltd.
3,900,000	5.369%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class Db,f	3,684,104
	GMAC Mortgage Corporation Loan Trust
392,106	3.006%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,g]	429,742
	IndyMac Seconds Asset-Backed Trust
347,965	2.846%, (LIBOR 1M + 0.340%), 10/25/2036, Ser. 2006-2B, Class Ab,g	191,089
	Magnetite XII, Ltd.
3,200,000	3.536%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR[b,f]	3,138,166

The accompanying Notes to Financial Statements are an integral part of this schedule.

60

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (92.9%)	Value
Asset-Backed Securities (1.6%) - continued
	Octagon Investment Partners XVI, Ltd.
$2,600,000	3.736%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2Rb,f	$2,550,613
	PPM CLO, Ltd.
2,100,000	3.643%, (LIBOR 3M + 1.150%), 7/15/2031, Ser. 2018-1A, Class Ab,f	2,055,801
	Renaissance Home Equity Loan Trust
1,796,150	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[h]	1,222,038
	Shackleton CLO, Ltd.
2,150,000	3.509%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1[b,f]	2,112,640
	Sound Point CLO X, Ltd.
3,200,000	5.169%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DRb,f	3,002,438
	Symphony CLO XV, Ltd.
2,510,000	4.103%, (LIBOR 3M + 1.260%), 1/17/2032, Ser. 2014-15A, Class AR2[b,c,f]	2,507,490
	THL Credit Wind River CLO, Ltd.
3,200,000	5.286%, (LIBOR 3M + 2.850%), 7/15/2028, Ser. 2016-1A, Class DRb	3,005,859

	Total	23,899,980

Basic Materials (4.6%)
	Alcoa, Inc.
640,000	5.125%, 10/1/2024	617,600
	Anglo American Capital plc
3,200,000	3.625%, 9/11/2024[f]	3,020,449
2,550,000	4.750%, 4/10/2027[f]	2,443,492
	ArcelorMittal SA
3,180,000	6.125%, 6/1/2025[i]	3,329,640
	Braskem America Finance Company
950,000	7.125%, 7/22/2041[f]	1,030,275
	Braskem Netherlands Finance BV
5,500,000	4.500%, 1/10/2028[f]	5,083,430
	Cleveland-Cliffs, Inc.
640,000	5.750%, 3/1/2025	576,000
	Dow Chemical Company
2,570,000	4.250%, 11/15/2020	2,615,250
1,920,000	3.000%, 11/15/2022	1,862,284
2,000,000	4.550%, 11/30/2025[f]	2,035,558
	DowDuPont, Inc.
4,000,000	5.319%, 11/15/2038	4,123,157
	First Quantum Minerals, Ltd.
640,000	6.500%, 3/1/2024[f]	531,200
	Glencore Funding, LLC
3,180,000	4.125%, 5/30/2023[f]	3,122,720
2,880,000	4.000%, 3/27/2027[f]	2,625,023
	International Paper Company
2,240,000	3.000%, 2/15/2027	2,040,142
	Kinross Gold Corporation
640,000	5.950%, 3/15/2024	636,800
5,220,000	4.500%, 7/15/2027	4,508,775
	Krayton Polymers, LLC
640,000	7.000%, 4/15/2025[f]	588,800
	LyondellBasell Industries NV
1,900,000	6.000%, 11/15/2021	2,008,254
	Novelis Corporation
640,000	5.875%, 9/30/2026[f]	566,400
	Packaging Corporation of America
2,700,000	2.450%, 12/15/2020	2,650,468
	Syngenta Finance NV
3,175,000	4.441%, 4/24/2023[f]	3,059,654
	Teck Resources, Ltd.
6,420,000	6.125%, 10/1/2035	6,131,100
	Tronox Finance plc
640,000	5.750%, 10/1/2025[f]	518,400
	Vale Overseas, Ltd.
869,000	4.375%, 1/11/2022	884,208
1,920,000	6.250%, 8/10/2026	2,073,600
912,000	6.875%, 11/21/2036	1,042,872
	Westlake Chemical Corporation
3,200,000	3.600%, 8/15/2026	2,935,530
	WestRock Company
1,270,000	3.750%, 3/15/2025[f]	1,246,715
	Weyerhaeuser Company
2,570,000	7.375%, 3/15/2032	3,144,881
	Yara International ASA
50,000	7.875%, 6/11/2019[f]	50,936

	Total	67,103,613

Capital Goods (3.0%)
	AECOM
615,000	5.875%, 10/15/2024	605,775
615,000	5.125%, 3/15/2027	525,825
	Ashtead Capital, Inc.
640,000	4.125%, 8/15/2025[f]	585,600
	BAE Systems plc
1,970,000	4.750%, 10/11/2021[f]	2,033,890
	Berry Global, Inc.
960,000	4.500%, 2/15/2026[f]	878,400
	CNH Industrial Capital, LLC
2,560,000	4.875%, 4/1/2021	2,601,216
	CNH Industrial NV
3,175,000	3.850%, 11/15/2027	2,889,533
	Covanta Holding Corporation
640,000	5.875%, 7/1/2025	588,800
	Crown Cork & Seal Company, Inc.
640,000	7.375%, 12/15/2026	681,600
	General Electric Capital Corporation
3,200,000	3.788%, (LIBOR 3M + 1.000%), 3/15/2023[b]	2,886,567
	General Electric Company
5,200,000	5.000%, 1/21/2021[b,j]	3,978,000
	Jeld-Wen, Inc.
640,000	4.625%, 12/15/2025[f]	560,000
	L3 Technologies, Inc.
1,280,000	4.950%, 2/15/2021	1,309,791
	Northrop Grumman Corporation
2,250,000	3.250%, 1/15/2028	2,103,681
	Owens-Brockway Glass Container, Inc.
1,000,000	5.875%, 8/15/2023[f]	1,002,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

61

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (92.9%)	Value
Capital Goods (3.0%) - continued
	Republic Services, Inc.
$3,170,000	3.550%, 6/1/2022	$3,183,064
	Roper Technologies, Inc.
1,920,000	3.125%, 11/15/2022	1,881,159
2,240,000	3.800%, 12/15/2026	2,185,298
	Spirit AeroSystems, Inc.
3,200,000	3.588%, (LIBOR 3M + 0.800%), 6/15/2021[b]	3,175,660
	Textron, Inc.
1,280,000	4.300%, 3/1/2024	1,308,145
630,000	3.875%, 3/1/2025	614,357
2,560,000	3.650%, 3/15/2027	2,438,348
	United Rentals North America, Inc.
625,000	5.500%, 7/15/2025	589,062
	United Technologies Corporation
1,925,000	3.950%, 8/16/2025	1,910,955
3,825,000	4.450%, 11/16/2038	3,714,559

	Total	44,231,785

Collateralized Mortgage Obligations (0.1%)
	Countrywide Alternative Loan Trust
1,361,178	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	1,274,913
	Wachovia Mortgage Loan Trust, LLC
671,888	4.695%, 5/20/2036, Ser. 2006-A, Class 2A1[b]	655,456

	Total	1,930,369

Communications Services (9.3%)
	21st Century Fox America, Inc.
1,900,000	7.625%, 11/30/2028	2,467,653
2,105,000	6.400%, 12/15/2035	2,628,671
2,300,000	6.150%, 2/15/2041	2,859,528
	AMC Networks, Inc.
640,000	5.000%, 4/1/2024	606,400
	American Tower Corporation
3,500,000	3.450%, 9/15/2021	3,499,194
2,560,000	3.125%, 1/15/2027	2,318,667
	AT&T, Inc.
3,190,000	4.450%, 4/1/2024	3,242,715
3,850,000	3.956%, (LIBOR 3M + 1.180%), 6/12/2024[b]	3,734,469
1,240,000	3.400%, 5/15/2025	1,165,618
5,120,000	4.250%, 3/1/2027	5,014,856
2,643,000	4.300%, 2/15/2030	2,499,292
3,190,000	4.300%, 12/15/2042	2,712,132
	Block Communications, Inc.
640,000	6.875%, 2/15/2025[f]	641,600
	British Telecommunications plc
3,200,000	4.500%, 12/4/2023	3,243,153
	CCO Holdings, LLC
640,000	5.500%, 5/1/2026[f]	615,200
	Charter Communications Operating, LLC
3,300,000	4.908%, 7/23/2025	3,279,892
5,675,000	6.484%, 10/23/2045	5,857,130
	Comcast Corporation
3,600,000	4.950%, 10/15/2058	3,665,592
1,920,000	3.375%, 8/15/2025	1,871,745
605,000	6.400%, 5/15/2038	710,480
3,150,000	4.600%, 10/15/2038	3,184,390
3,200,000	4.650%, 7/15/2042	3,170,423
	Cox Communications, Inc.
3,200,000	3.350%, 9/15/2026[f]	2,953,862
560,000	4.800%, 2/1/2035[f]	511,053
2,405,000	4.700%, 12/15/2042[f]	2,120,074
	Crown Castle International Corporation
960,000	3.400%, 2/15/2021	959,633
4,160,000	5.250%, 1/15/2023	4,319,609
2,200,000	3.150%, 7/15/2023	2,114,693
	Digicel, Ltd.
640,000	6.000%, 4/15/2021[f,i]	574,400
	Discovery Communications, LLC
1,830,000	3.500%, 6/15/2022[f]	1,806,824
1,600,000	4.900%, 3/11/2026	1,612,527
3,840,000	5.200%, 9/20/2047	3,550,356
	Gray Television, Inc.
640,000	5.125%, 10/15/2024[f]	590,080
	Interpublic Group of Companies, Inc.
3,200,000	3.750%, 10/1/2021	3,218,877
	Level 3 Financing, Inc.
640,000	5.250%, 3/15/2026	585,600
	Omnicom Group, Inc.
4,245,000	4.450%, 8/15/2020	4,316,757
940,000	3.650%, 11/1/2024	910,380
	SES Global Americas Holdings GP
3,180,000	2.500%, 3/25/2019[f]	3,172,373
	Sinclair Television Group, Inc.
640,000	5.875%, 3/15/2026[f]	596,800
	Sprint Communications, Inc.
645,000	7.000%, 3/1/2020[f]	661,125
	Sprint Corporation
960,000	7.125%, 6/15/2024	951,418
	Telecom Italia Capital SA
1,498,000	7.721%, 6/4/2038	1,487,709
	Telecom Italia SPA
3,200,000	5.303%, 5/30/2024[f]	3,040,000
	Telefonica Emisiones SAU
3,200,000	4.665%, 3/6/2038	2,897,816
	Time Warner Cable, Inc.
3,800,000	4.125%, 2/15/2021	3,816,782
	Time Warner Entertainment Company, LP
1,720,000	8.375%, 3/15/2023	1,962,117
	Time Warner, Inc.
1,210,000	4.750%, 3/29/2021	1,240,485
	Verizon Communications, Inc.
2,740,000	3.500%, 11/1/2024	2,709,063
4,400,000	3.716%, (LIBOR 3M + 1.100%), 5/15/2025[b]	4,266,367
1,920,000	5.250%, 3/16/2037	2,002,088
3,830,000	4.862%, 8/21/2046	3,769,013
5,457,000	4.522%, 9/15/2048	5,119,446
	Viacom, Inc.
4,500,000	6.875%, 4/30/2036	4,833,646
	Virgin Media Secured Finance plc
640,000	5.250%, 1/15/2026[f]	586,400
	Vodafone Group plc
2,150,000	5.000%, 5/30/2038	2,016,729
	Windstream Services, LLC
640,000	8.625%, 10/31/2025[f]	569,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

62

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (92.9%)	Value
Communications Services (9.3%) - continued
	Zayo Group, LLC
$640,000	5.750%, 1/15/2027[f]	$571,200

	Total	135,403,702

Consumer Cyclical (4.8%)
	Amazon.com, Inc.
4,480,000	4.050%, 8/22/2047	4,383,885
	American Axle & Manufacturing, Inc.
640,000	6.250%, 4/1/2025[i]	582,400
	Cinemark USA, Inc.
640,000	4.875%, 6/1/2023	614,400
	Daimler Finance North America, LLC
1,900,000	3.132%, (LIBOR 3M + 0.550%), 5/4/2021[b,f]	1,883,078
	Dana, Inc.
640,000	6.000%, 9/15/2023	636,800
	Ford Motor Credit Company, LLC
1,700,000	2.597%, 11/4/2019	1,681,261
1,900,000	3.470%, 4/5/2021	1,846,578
3,200,000	2.979%, 8/3/2022	2,951,844
2,575,000	4.250%, 9/20/2022	2,468,391
1,850,000	3.096%, 5/4/2023	1,672,263
	General Motors Company
3,200,000	3.667%, (LIBOR 3M + 0.900%), 9/10/2021[b]	3,111,291
3,900,000	5.000%, 10/1/2028	3,697,510
1,230,000	5.000%, 4/1/2035	1,046,747
	General Motors Financial Company, Inc.
3,100,000	3.450%, 4/10/2022	2,997,738
2,510,000	4.000%, 1/15/2025	2,348,016
	Hanesbrands, Inc.
640,000	4.625%, 5/15/2024[f]	600,000
	Hertz Corporation
640,000	7.625%, 6/1/2022[f]	603,200
	Hilton Escrow Issuer, LLC
640,000	4.250%, 9/1/2024	604,800
	Home Depot, Inc.
960,000	2.125%, 9/15/2026	864,621
3,180,000	4.250%, 4/1/2046	3,173,691
	Hyundai Capital America
1,850,000	3.000%, 3/18/2021[f]	1,821,069
3,850,000	2.450%, 6/15/2021[f]	3,728,775
	Hyundai Capital Services, Inc.
1,920,000	3.000%, 3/6/2022[f]	1,869,815
	L Brands, Inc.
620,000	5.625%, 2/15/2022	617,675
	Lennar Corporation
2,005,000	2.950%, 11/29/2020	1,942,644
1,900,000	4.125%, 1/15/2022	1,824,000
1,900,000	4.500%, 4/30/2024	1,795,500
	Live Nation Entertainment, Inc.
1,280,000	4.875%, 11/1/2024[f]	1,216,000
	Macy’s Retail Holdings, Inc.
500,000	3.875%, 1/15/2022	494,773
775,000	2.875%, 2/15/2023[i]	717,545
	Mattamy Group Corporation
640,000	6.500%, 10/1/2025[f]	572,800
	McDonald’s Corporation
3,175,000	4.450%, 3/1/2047	3,039,835
	MGM Growth Properties Operating Partnership, LP
640,000	4.500%, 9/1/2026	579,200
	Scientific Games International, Inc.
640,000	5.000%, 10/15/2025[f]	571,200
	Six Flags Entertainment Corporation
640,000	4.875%, 7/31/2024[f]	603,200
	Visa, Inc.
2,860,000	3.150%, 12/14/2025	2,811,854
	Volkswagen Group of America Finance, LLC
3,800,000	4.250%, 11/13/2023[f]	3,768,616
3,800,000	4.750%, 11/13/2028[f]	3,682,520
	Yum! Brands, Inc.
640,000	5.000%, 6/1/2024[f]	617,600

	Total	70,043,135

Consumer Non-Cyclical (10.9%)
	Abbott Laboratories
2,901,000	3.750%, 11/30/2026	2,866,537
1,440,000	4.750%, 11/30/2036	1,503,597
2,500,000	6.000%, 4/1/2039	2,998,076
1,920,000	4.900%, 11/30/2046	2,018,204
	AbbVie, Inc.
4,460,000	3.200%, 5/14/2026	4,135,539
	Albertsons Companies, LLC
640,000	6.625%, 6/15/2024	593,600
	Anheuser-Busch Companies, LLC
6,550,000	3.650%, 2/1/2026[f]	6,191,321
3,210,000	4.700%, 2/1/2036[f]	2,989,128
	Anheuser-Busch InBev Worldwide, Inc.
1,275,000	3.500%, 1/12/2024	1,245,664
3,825,000	4.000%, 4/13/2028	3,660,926
5,100,000	4.600%, 4/15/2048	4,578,346
	BAT Capital Corporation
960,000	2.297%, 8/14/2020	937,124
3,200,000	3.222%, 8/15/2024	2,947,078
	Bausch Health Companies, Inc.
640,000	7.000%, 3/15/2024[f]	646,400
	Baxalta, Inc.
1,511,000	4.000%, 6/23/2025	1,477,897
	Bayer U.S. Finance II, LLC
1,280,000	4.250%, 12/15/2025[f]	1,246,353
4,450,000	4.875%, 6/25/2048[f]	4,004,640
	Becton, Dickinson and Company
3,120,000	3.125%, 11/8/2021	3,076,983
1,920,000	3.363%, 6/6/2024	1,843,980
1,920,000	3.734%, 12/15/2024	1,854,565
3,850,000	3.700%, 6/6/2027	3,639,703
3,300,000	4.669%, 6/6/2047	3,108,022
	Boston Scientific Corporation
2,660,000	3.375%, 5/15/2022	2,642,788
1,300,000	4.000%, 3/1/2028	1,262,569
1,722,000	7.375%, 1/15/2040	2,252,158
	Bunge, Ltd. Finance Corporation
1,920,000	3.500%, 11/24/2020	1,914,978
	Celgene Corporation
1,910,000	3.250%, 8/15/2022	1,875,111
	Centene Escrow Corporation
640,000	6.125%, 2/15/2024	655,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

63

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (92.9%)	Value
Consumer Non-Cyclical (10.9%) - continued
	Cigna Corporation
$3,200,000	4.125%, 11/15/2025[f]	$3,196,977
3,200,000	4.800%, 8/15/2038f	3,173,113
	Conagra Brands, Inc.
1,000,000	4.600%, 11/1/2025	1,003,615
	Constellation Brands, Inc.
1,700,000	4.400%, 11/15/2025	1,704,131
640,000	3.500%, 5/9/2027	592,947
3,300,000	5.250%, 11/15/2048	3,315,836
	CVS Health Corporation
1,870,000	4.750%, 12/1/2022	1,929,310
3,175,000	4.100%, 3/25/2025	3,147,135
1,600,000	3.875%, 7/20/2025	1,559,897
5,000,000	4.780%, 3/25/2038	4,796,505
	Forest Laboratories, Inc.
2,550,000	5.000%, 12/15/2021[f]	2,623,583
	H. J. Heinz Company
1,860,000	5.200%, 7/15/2045	1,701,704
	HCA, Inc.
640,000	4.750%, 5/1/2023	630,400
	Imperial Tobacco Finance plc
2,190,000	3.750%, 7/21/2022[f]	2,172,258
	Kellogg Company
2,550,000	3.125%, 5/17/2022	2,520,134
	Kraft Heinz Foods Company
1,280,000	3.000%, 6/1/2026	1,142,447
	Kroger Company
3,200,000	2.650%, 10/15/2026	2,848,381
	Maple Escrow Subsidiary, Inc.
1,250,000	3.551%, 5/25/2021[f]	1,248,059
	Mylan, Inc.
1,920,000	3.125%, 1/15/2023[f]	1,800,341
2,240,000	4.550%, 4/15/2028[f]	2,088,949
	Nestle Holdings, Inc.
3,850,000	3.900%, 9/24/2038[f]	3,738,646
	Newell Rubbermaid, Inc.
2,700,000	3.850%, 4/1/2023	2,660,278
	Pernod Ricard SA
3,130,000	5.750%, 4/7/2021[f]	3,280,407
	Perrigo Finance Unlimited Company
1,450,000	4.375%, 3/15/2026	1,316,547
3,200,000	4.900%, 12/15/2044	2,650,321
	Pilgrim’s Pride Corporation
960,000	5.875%, 9/30/2027[f]	871,200
	Reckitt Benckiser Treasury Services plc
2,880,000	2.750%, 6/26/2024[f]	2,721,732
	Reynolds American, Inc.
1,560,000	5.850%, 8/15/2045	1,450,946
	Shire Acquisitions Investments Ireland Designated Activity Company
3,200,000	2.875%, 9/23/2023	3,024,817
	Smithfield Foods, Inc.
7,500,000	2.650%, 10/3/2021[f]	7,167,465
	Tenet Healthcare Corporation
640,000	4.500%, 4/1/2021	622,400
	Teva Pharmaceutical Finance Netherlands III BV
3,150,000	6.000%, 4/15/2024	3,033,920
	Thermo Fisher Scientific, Inc.
3,830,000	3.000%, 4/15/2023	3,725,939
1,280,000	2.950%, 9/19/2026	1,181,870
	Tyson Foods, Inc.
1,280,000	3.550%, 6/2/2027	1,192,735
	UnitedHealth Group, Inc.
3,200,000	2.950%, 10/15/2027	3,024,977
1,240,000	4.750%, 7/15/2045	1,313,703
3,225,000	4.450%, 12/15/2048	3,324,464
	Valeant Pharmaceuticals International, Inc.
640,000	5.875%, 5/15/2023[f]	592,000
	VRX Escrow Corporation
640,000	6.125%, 4/15/2025[f]	558,400

	Total	158,814,976

Energy (9.7%)
	Andeavor Logistics, LP
2,550,000	3.500%, 12/1/2022	2,467,944
	BP Capital Markets America, Inc.
1,590,000	3.119%, 5/4/2026	1,513,697
2,560,000	3.017%, 1/16/2027	2,406,045
	BP Capital Markets plc
2,490,000	3.814%, 2/10/2024	2,512,982
	California Resources Corporation
640,000	8.000%, 12/15/2022[f,i]	433,600
	Canadian Natural Resources, Ltd.
1,365,000	6.250%, 3/15/2038	1,498,808
	Centennial Resource Production, LLC
640,000	5.375%, 1/15/2026[f]	595,200
	Cheniere Corpus Christi Holdings, LLC
960,000	5.125%, 6/30/2027	906,288
	Chesapeake Energy Corporation
640,000	8.000%, 1/15/2025[i]	564,800
	Continental Resources, Inc.
3,200,000	4.375%, 1/15/2028	3,012,161
	Diamondback Energy, Inc.
1,260,000	4.750%, 11/1/2024	1,215,900
	El Paso Pipeline Partners Operating Company, LLC
3,850,000	5.000%, 10/1/2021	3,958,417
1,280,000	4.700%, 11/1/2042	1,115,261
	Enbridge Energy Partners, LP
2,550,000	5.200%, 3/15/2020	2,604,182
1,920,000	7.375%, 10/15/2045	2,380,822
	Enbridge, Inc.
1,600,000	3.700%, 7/15/2027	1,516,285
	Energy Transfer Equity, LP
935,000	5.500%, 6/1/2027	911,625
	Energy Transfer Operating, LP
3,200,000	6.000%, 6/15/2048	3,119,939
	Energy Transfer Partners, LP
4,480,000	4.200%, 4/15/2027	4,180,709
	Eni SPA
2,550,000	4.000%, 9/12/2023[f]	2,510,733
	EnLink Midstream Partners, LP
1,280,000	4.150%, 6/1/2025	1,154,463
960,000	4.850%, 7/15/2026	866,111
	Ensco plc
640,000	7.750%, 2/1/2026	473,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

64

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (92.9%)	Value
Energy (9.7%) - continued
	Enterprise Products Operating, LLC
$2,490,000	3.700%, 2/15/2026	$2,454,569
3,200,000	4.875%, 8/16/2077[b]	2,652,598
	EQM Midstream Partners LP
2,700,000	4.750%, 7/15/2023	2,687,352
	EQT Corporation
1,280,000	3.000%, 10/1/2022	1,213,667
4,400,000	3.900%, 10/1/2027	3,795,286
	Hess Corporation
1,280,000	3.500%, 7/15/2024	1,204,131
	Kerr-McGee Corporation
3,200,000	6.950%, 7/1/2024	3,567,307
	Kinder Morgan, Inc.
1,280,000	5.000%, 2/15/2021[f]	1,311,143
3,175,000	5.200%, 3/1/2048	3,038,786
	Marathon Oil Corporation
3,200,000	4.400%, 7/15/2027	3,042,309
	Marathon Petroleum Corporation
2,560,000	4.750%, 12/15/2023[f]	2,626,636
3,220,000	6.500%, 3/1/2041	3,477,250
	MPLX, LP
2,550,000	4.875%, 6/1/2025	2,571,160
3,250,000	4.800%, 2/15/2029	3,244,008
1,920,000	5.200%, 3/1/2047	1,769,567
	Murphy Oil Corporation
640,000	5.750%, 8/15/2025	598,068
	Nabors Industries, Inc.
640,000	5.750%, 2/1/2025	484,706
	Newfield Exploration Company
3,300,000	5.750%, 1/30/2022	3,333,000
	NiSource Finance Corporation
1,920,000	4.375%, 5/15/2047	1,788,646
	ONEOK Partners, LP
3,500,000	3.800%, 3/15/2020	3,505,875
	Petrobras Global Finance BV
4,480,000	5.299%, 1/27/2025	4,278,400
	Petroleos Mexicanos
3,250,000	5.500%, 1/21/2021	3,236,220
960,000	5.375%, 3/13/2022	940,320
1,920,000	4.625%, 9/21/2023	1,801,920
	Phillips 66
1,950,000	3.900%, 3/15/2028	1,884,799
	Plains All American Pipeline, LP
2,700,000	5.000%, 2/1/2021	2,746,050
3,200,000	3.650%, 6/1/2022	3,141,387
	Precision Drilling Corporation
640,000	7.125%, 1/15/2026[f]	550,400
	Regency Energy Partners, LP
4,140,000	5.000%, 10/1/2022	4,224,812
	Sabine Pass Liquefaction, LLC
1,910,000	5.750%, 5/15/2024	2,001,882
	Schlumberger Holdings Corporation
1,920,000	4.000%, 12/21/2025[f]	1,896,010
	Sempra Energy
3,200,000	3.250%, 6/15/2027	2,941,649
	SM Energy Company
640,000	5.000%, 1/15/2024	556,800
	Southwestern Energy Company
640,000	7.750%, 10/1/2027	608,000
	Suncor Energy, Inc.
1,920,000	3.600%, 12/1/2024	1,877,808
	Sunoco Logistics Partners Operations, LP
3,200,000	3.450%, 1/15/2023	3,094,273
	Sunoco, LP
640,000	5.500%, 2/15/2026	606,400
	Tallgrass Energy Partners, LP
640,000	5.500%, 1/15/2028[f]	614,400
	Targa Resources Partners, LP
640,000	5.125%, 2/1/2025	600,000
	Tesoro Logistics, LP
1,880,000	5.500%, 10/15/2019	1,895,852
	TransCanada Trust
1,280,000	5.300%, 3/15/2077[b]	1,104,800
	Transocean, Inc.
640,000	7.500%, 1/15/2026[f]	561,600
	Williams Companies, Inc.
3,200,000	7.500%, 1/15/2031	3,822,361
	Williams Partners, LP
1,930,000	4.500%, 11/15/2023	1,940,046
1,600,000	3.750%, 6/15/2027	1,516,970
	Woodside Finance, Ltd.
3,130,000	3.650%, 3/5/2025[f]	2,974,236

	Total	141,703,031

Financials (26.8%)
	Aegon NV
2,600,000	3.313%, (USISDA 10Y + 0.100%), 4/15/2019[b,j]	1,690,000
	AerCap Ireland Capital, Ltd.
3,200,000	5.000%, 10/1/2021	3,250,176
960,000	3.950%, 2/1/2022	942,749
	Aflac, Inc.
2,560,000	4.000%, 10/15/2046	2,365,778
	Air Lease Corporation
2,510,000	3.750%, 2/1/2022	2,483,672
1,260,000	4.250%, 9/15/2024	1,231,533
	Ally Financial, Inc.
640,000	4.125%, 2/13/2022	621,600
	American International Group, Inc.
2,700,000	4.200%, 4/1/2028	2,606,550
3,130,000	4.500%, 7/16/2044	2,794,801
	Ares Capital Corporation
3,132,000	3.875%, 1/15/2020	3,138,255
	Associated Banc-Corporation
3,150,000	4.250%, 1/15/2025	3,168,659
	Athene Holding, Ltd.
4,500,000	4.125%, 1/12/2028	4,089,972
	Avolon Holdings Funding, Ltd.
640,000	5.500%, 1/15/2023[f]	620,800
640,000	5.125%, 10/1/2023[f]	611,200
	AXA SA
2,580,000	8.600%, 12/15/2030	3,191,692
	Banco Santander SA
2,000,000	6.375%, 5/19/2019[b,j]	1,910,572
1,800,000	4.379%, 4/12/2028	1,681,688
	Bank of America Corporation
1,920,000	2.328%, 10/1/2021[b]	1,882,470
1,900,000	3.499%, 5/17/2022[b]	1,900,214

The accompanying Notes to Financial Statements are an integral part of this schedule.

65

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (92.9%)	Value
Financials (26.8%) - continued
$1,000,000	4.100%, 7/24/2023	$1,013,503
3,649,000	3.004%, 12/20/2023[b]	3,542,655
2,830,000	4.200%, 8/26/2024	2,806,584
2,860,000	6.500%, 10/23/2024[b,j]	2,895,750
3,200,000	4.000%, 1/22/2025	3,118,563
2,750,000	3.950%, 4/21/2025	2,665,719
1,270,000	3.875%, 8/1/2025	1,256,930
3,200,000	3.093%, 10/1/2025[b]	3,033,975
1,270,000	6.300%, 3/10/2026[b,j]	1,289,875
3,200,000	3.705%, 4/24/2028[b]	3,071,353
2,550,000	4.271%, 7/23/2029[b]	2,539,576
3,110,000	4.750%, 4/21/2045	3,071,672
	Bank of Montreal
1,900,000	2.896%, (LIBOR 3M + 0.460%), 4/13/2021[b]	1,888,620
	Bank of Nova Scotia
3,200,000	3.125%, 4/20/2021	3,194,837
	Barclays Bank plc
1,910,000	10.179%, 6/12/2021[f]	2,147,045
	Barclays plc
3,900,000	4.610%, 2/15/2023[b]	3,866,921
2,800,000	4.338%, 5/16/2024[b]	2,722,130
1,280,000	4.836%, 5/9/2028	1,173,826
	BNP Paribas SA
2,650,000	4.375%, 3/1/2033[b,f]	2,482,108
	Boston Properties, LP
3,200,000	2.750%, 10/1/2026	2,891,834
	BPCE SA
1,920,000	3.000%, 5/22/2022[f]	1,854,605
1,265,000	5.700%, 10/22/2023[f]	1,309,811
2,190,000	5.150%, 7/21/2024[f]	2,198,918
	Camden Property Trust
2,000,000	4.100%, 10/15/2028	2,026,066
	Capital One Financial Corporation
3,800,000	3.450%, 4/30/2021	3,792,065
3,190,000	4.200%, 10/29/2025	3,082,395
	CIT Group, Inc.
320,000	4.125%, 3/9/2021	315,200
320,000	5.250%, 3/7/2025	312,800
	Citigroup, Inc.
1,900,000	3.142%, 1/24/2023[b]	1,866,196
2,560,000	4.168%, (LIBOR 3M + 1.430%), 9/1/2023[b]	2,561,416
4,370,000	4.400%, 6/10/2025	4,278,527
3,305,000	5.500%, 9/13/2025	3,469,747
1,910,000	3.700%, 1/12/2026	1,837,273
2,490,000	4.450%, 9/29/2027	2,400,966
2,560,000	3.887%, 1/10/2028[b]	2,462,492
2,550,000	4.650%, 7/23/2048	2,495,647
	Citizens Bank NA
2,560,000	2.550%, 5/13/2021	2,503,788
1,280,000	2.650%, 5/26/2022	1,243,506
	Citizens Financial Group, Inc.
1,280,000	2.375%, 7/28/2021	1,246,807
	CNA Financial Corporation
1,870,000	7.250%, 11/15/2023	2,120,879
	Commerzbank AG
3,200,000	8.125%, 9/19/2023[f]	3,510,207
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1,290,000	11.000%, 6/30/2019[b,f,j]	1,331,925
	CoreStates Capital III
2,440,000	3.186%, (LIBOR 3M + 0.570%), 2/15/2027[b,f]	2,122,800
	Credit Agricole SA
1,280,000	3.375%, 1/10/2022[f]	1,258,996
	Credit Suisse Group AG
3,200,000	3.574%, 1/9/2023[f]	3,121,527
3,950,000	7.500%, 7/17/2023[b,f,j]	3,851,250
	Credit Suisse Group Funding, Ltd.
3,900,000	3.750%, 3/26/2025	3,730,961
	Deutsche Bank AG
2,560,000	2.700%, 7/13/2020	2,489,552
3,800,000	4.875%, 12/1/2032[b]	2,954,652
	Digital Realty Trust, LP
2,700,000	2.750%, 2/1/2023	2,579,423
	Discover Bank
2,540,000	3.100%, 6/4/2020	2,522,228
4,490,000	4.682%, 8/9/2028[b]	4,393,914
	Discover Bank of Greenwood Delaware
1,635,000	4.200%, 8/8/2023	1,635,274
	Duke Realty, LP
3,220,000	3.875%, 10/15/2022	3,250,773
	Fidelity National Financial, Inc.
1,250,000	5.500%, 9/1/2022	1,322,188
	Five Corners Funding Trust
5,110,000	4.419%, 11/15/2023[f]	5,256,709
	GE Capital International Funding Company
3,900,000	4.418%, 11/15/2035	3,281,098
	Glitnir HoldCo ehf., Convertible
362	0.000%, 12/31/2030[c]	0
	Goldman Sachs Group, Inc.
3,275,000	5.250%, 7/27/2021	3,399,617
2,100,000	2.876%, 10/31/2022[b]	2,039,447
1,920,000	2.908%, 6/5/2023[b]	1,843,092
2,190,000	4.000%, 3/3/2024	2,160,884
4,450,000	3.850%, 7/8/2024	4,349,851
2,490,000	4.250%, 10/21/2025	2,385,568
1,920,000	5.300%, 11/10/2026[b,j]	1,718,400
2,560,000	3.500%, 11/16/2026	2,365,795
3,760,000	5.150%, 5/22/2045	3,503,712
	Hartford Financial Services Group, Inc.
3,230,000	5.125%, 4/15/2022	3,385,770
	HCP, Inc.
3,400,000	4.250%, 11/15/2023	3,404,979
	Host Hotels & Resorts, LP
1,240,000	4.000%, 6/15/2025	1,204,626
	HSBC Holdings plc
1,280,000	6.875%, 6/1/2021[b,j]	1,315,520
3,200,000	3.640%, (LIBOR 3M + 1.000%), 5/18/2024[b]	3,116,275
2,560,000	4.300%, 3/8/2026	2,526,435
1,600,000	6.000%, 5/22/2027[b,j]	1,440,768
1,920,000	4.041%, 3/13/2028[b]	1,837,953
	Huntington Bancshares, Inc.
2,850,000	7.000%, 12/15/2020	3,042,223
	Icahn Enterprises, LP
640,000	6.375%, 12/15/2025	616,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

66

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (92.9%)	Value
Financials (26.8%) - continued
	ILFC E-Capital Trust II
$2,230,000	4.800%, (H15T30Y + 1.800%), 12/21/2065[b,f]	$1,739,400
	ING Groep NV
4,500,000	4.100%, 10/2/2023	4,496,977
	International Lease Finance Corporation
2,560,000	5.875%, 8/15/2022	2,681,356
	J.P. Morgan Chase & Company
1,280,000	2.295%, 8/15/2021	1,248,770
2,500,000	2.972%, 1/15/2023	2,437,310
2,560,000	6.000%, 8/1/2023[b,j]	2,502,400
3,190,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	3,189,195
1,270,000	6.750%, 2/1/2024[b,j]	1,312,227
3,800,000	3.900%, 7/15/2025	3,767,198
3,200,000	2.950%, 10/1/2026	2,956,864
3,900,000	4.452%, 12/5/2029[b]	3,969,342
2,600,000	3.882%, 7/24/2038[b]	2,368,874
3,150,000	5.500%, 10/15/2040	3,493,171
	Kilroy Realty, LP
2,550,000	4.250%, 8/15/2029	2,491,421
	Kimco Realty Corporation
5,100,000	3.300%, 2/1/2025	4,863,000
	Liberty Mutual Group, Inc.
1,935,000	4.950%, 5/1/2022[f]	1,994,941
1,910,000	4.850%, 8/1/2044[f]	1,857,059
	Liberty Property, LP
1,875,000	4.750%, 10/1/2020	1,912,196
	Lincoln National Corporation
4,150,000	4.000%, 9/1/2023	4,230,336
	Lloyds Bank plc
1,910,000	4.650%, 3/24/2026	1,796,606
	Lloyds Banking Group plc
3,800,000	4.375%, 3/22/2028	3,607,116
	MetLife Capital Trust IV
700,000	7.875%, 12/15/2037[f]	792,750
	MetLife, Inc.
2,250,000	9.250%, 4/8/2038[f]	2,835,000
	Mitsubishi UFJ Financial Group, Inc.
1,950,000	3.455%, 3/2/2023	1,937,917
	Mizuho Financial Group, Inc.
2,560,000	3.663%, 2/28/2027	2,519,225
	Morgan Stanley
3,400,000	5.500%, 1/26/2020	3,476,852
2,550,000	2.500%, 4/21/2021	2,498,705
2,560,000	2.625%, 11/17/2021	2,498,515
3,205,000	4.875%, 11/1/2022	3,302,556
3,190,000	3.887%, (LIBOR 3M + 1.400%), 10/24/2023[b]	3,174,490
1,870,000	4.000%, 7/23/2025	1,845,673
1,280,000	3.125%, 7/27/2026	1,181,419
2,510,000	4.350%, 9/8/2026	2,440,459
1,570,000	4.300%, 1/27/2045	1,470,468
	MPT Operating Partnership, LP
640,000	5.000%, 10/15/2027	585,200
	Nationwide Building Society
2,490,000	3.900%, 7/21/2025[f]	2,421,927
1,920,000	4.000%, 9/14/2026[f]	1,748,513
	Nordea Bank AB
1,890,000	5.500%, 9/23/2019[b,f,j]	1,842,750
	Peachtree Corners Funding Trust
2,800,000	3.976%, 2/15/2025[f]	2,717,185
	Preferred Term Securities XXIII, Ltd.
1,021,754	2.988%, (LIBOR 3M + 0.200%), 12/22/2036[b,f]	961,372
	Prudential Financial, Inc.
1,957,000	3.935%, 12/7/2049	1,752,150
	Realty Income Corporation
3,830,000	3.875%, 7/15/2024	3,836,130
	Regency Centers, LP
2,560,000	3.600%, 2/1/2027	2,448,566
	Reinsurance Group of America, Inc.
1,930,000	6.450%, 11/15/2019	1,981,468
3,050,000	4.700%, 9/15/2023	3,182,427
	Royal Bank of Scotland Group plc
2,490,000	7.500%, 8/10/2020[b,j]	2,465,100
1,920,000	8.625%, 8/15/2021[b,j]	1,987,200
2,560,000	3.498%, 5/15/2023[b]	2,461,625
2,560,000	3.875%, 9/12/2023	2,454,084
	Santander Holdings USA, Inc.
1,435,000	4.450%, 12/3/2021	1,459,798
	Santander UK Group Holdings plc
2,500,000	4.750%, 9/15/2025[f]	2,350,510
	Santander UK plc
1,700,000	3.125%, 1/8/2021	1,668,921
	SITE Centers Corporation
996,000	4.625%, 7/15/2022	1,022,610
	Standard Chartered plc
3,250,000	3.558%, (LIBOR 3M + 1.150%), 1/20/2023[b,f]	3,222,212
	State Street Capital Trust IV
1,920,000	3.788%, (LIBOR 3M + 1.000%), 6/15/2047[b]	1,507,200
	SunTrust Banks, Inc.
1,910,000	2.900%, 3/3/2021	1,893,412
	Synchrony Financial
3,250,000	4.250%, 8/15/2024	2,984,711
3,850,000	3.950%, 12/1/2027	3,244,607
	UBS Group Funding Jersey, Ltd.
1,600,000	2.650%, 2/1/2022[f]	1,548,533
2,490,000	4.125%, 9/24/2025[f]	2,474,073
	UBS Group Funding Switzerland AG
2,560,000	4.253%, 3/23/2028[f]	2,525,617
	UnionBanCal Corporation
2,580,000	3.500%, 6/18/2022	2,586,034
	USB Realty Corporation
1,900,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,f,j]	1,643,500
	Ventas Realty, LP
1,280,000	3.500%, 2/1/2025	1,225,818
1,920,000	3.850%, 4/1/2027	1,852,130
3,200,000	4.000%, 3/1/2028	3,103,164
	Wells Fargo & Company
2,560,000	3.000%, 4/22/2026	2,386,712
	Welltower, Inc.
950,000	4.950%, 1/15/2021	972,450
2,200,000	4.000%, 6/1/2025	2,172,181

	Total	392,085,031

The accompanying Notes to Financial Statements are an integral part of this schedule.

67

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (92.9%)	Value
Foreign Government (1.1%)
	Argentina Government International Bond
$3,150,000	5.625%, 1/26/2022	$2,657,812
3,175,000	7.500%, 4/22/2026	2,543,969
1,920,000	6.875%, 1/26/2027	1,464,000
	Dominican Republic Government International Bond
950,000	6.000%, 7/19/2028[f]	947,625
	Qatar Government International Bond
1,900,000	4.500%, 4/23/2028[f]	1,983,125
2,500,000	5.103%, 4/23/2048[f]	2,625,625
	Saudi Arabia Government International Bond
3,200,000	4.000%, 4/17/2025[f]	3,171,757
1,250,000	4.500%, 4/17/2030[f]	1,241,907

	Total	16,635,820

Mortgage-Backed Securities (4.6%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
9,302,500	4.000%, 1/1/2049[e]	9,483,242
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
18,900,000	3.500%, 1/1/2049[e]	18,902,625
14,077,500	4.000%, 1/1/2049[e]	14,354,940
18,025,000	4.500%, 1/1/2049[e]	18,673,735
2,200,000	5.000%, 1/1/2049[e]	2,305,131
	Government National Mortgage Association Conventional 30-Yr. Pass Through
4,050,000	4.500%, 1/1/2049[e]	4,190,837

	Total	67,910,510

Technology (3.8%)
	Apple, Inc.
4,450,000	3.250%, 2/23/2026	4,345,909
3,200,000	4.500%, 2/23/2036	3,393,154
1,920,000	3.750%, 9/12/2047	1,766,170
	Applied Materials, Inc.
1,280,000	3.300%, 4/1/2027	1,228,791
	Broadcom Corporation
1,600,000	3.625%, 1/15/2024	1,513,658
2,550,000	3.875%, 1/15/2027	2,289,122
1,910,000	3.500%, 1/15/2028	1,655,811
	Diamond 1 Finance Corporation
1,920,000	5.450%, 6/15/2023[f]	1,953,758
5,425,000	6.020%, 6/15/2026[f]	5,451,996
1,625,000	8.100%, 7/15/2036[f]	1,753,416
	DXC Technology Company
2,560,000	4.750%, 4/15/2027	2,570,340
	Harland Clarke Holdings Corporation
640,000	8.375%, 8/15/2022[f]	583,200
	Hewlett Packard Enterprise Company
2,560,000	4.400%, 10/15/2022	2,610,575
	Intel Corporation
2,870,000	4.100%, 5/19/2046	2,814,295
	Iron Mountain, Inc.
1,280,000	5.250%, 3/15/2028[f]	1,129,600
	Marvell Technology Group, Ltd.
1,600,000	4.200%, 6/22/2023	1,595,271
1,900,000	4.875%, 6/22/2028	1,852,257
	NXP BV/NXP Funding, LLC
3,250,000	5.350%, 3/1/2026[f]	3,305,250
	Oracle Corporation
3,200,000	4.300%, 7/8/2034	3,215,259
3,200,000	4.000%, 7/15/2046	2,990,151
	Texas Instruments, Inc.
3,200,000	4.150%, 5/15/2048	3,197,828
	VMware, Inc.
2,880,000	2.300%, 8/21/2020	2,820,351
	Western Digital Corporation
960,000	4.750%, 2/15/2026	832,800

	Total	54,868,962

Transportation (0.9%)
	Aircastle, Ltd.
3,215,000	4.400%, 9/25/2023	3,161,825
	Burlington Northern Santa Fe, LLC
2,500,000	4.700%, 9/1/2045	2,617,593
3,200,000	4.050%, 6/15/2048	3,088,523
	Delta Air Lines, Inc.
294,050	4.950%, 11/23/2020	295,667
1,497,035	4.250%, 7/30/2023	1,513,116
	United Airlines Pass Through Trust
1,318,652	3.750%, 9/3/2026	1,288,811
	XPO Logistics, Inc.
640,000	6.125%, 9/1/2023[f]	616,000

	Total	12,581,535

U.S. Government & Agencies (4.5%)
	U.S. Treasury Bonds
5,150,000	2.250%, 11/15/2027	4,978,588
9,500,000	2.750%, 2/15/2028	9,556,087
7,750,000	2.875%, 5/15/2028	7,874,636
9,000,000	2.875%, 8/15/2028	9,145,579
24,850,000	2.750%, 11/15/2047	23,555,401
3,000,000	3.125%, 5/15/2048	3,062,224
	U.S. Treasury Notes
7,130,000	2.125%, 12/31/2022	7,029,752

	Total	65,202,267

Utilities (7.2%)
	AEP Transmission Company, LLC
4,480,000	3.100%, 12/1/2026	4,330,931
	Ameren Illinois Company
1,950,000	4.500%, 3/15/2049	2,064,937
	American Electric Power Company, Inc.
2,565,000	2.950%, 12/15/2022	2,515,006
	Baltimore Gas and Electric Company
2,560,000	2.400%, 8/15/2026	2,343,309
	Berkshire Hathaway Energy Company
2,575,000	4.450%, 1/15/2049[f]	2,550,288
	CenterPoint Energy, Inc.
4,160,000	2.500%, 9/1/2022	3,978,453
	CMS Energy Corporation
2,560,000	3.450%, 8/15/2027	2,464,682

The accompanying Notes to Financial Statements are an integral part of this schedule.

68

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (92.9%)	Value
Utilities (7.2%) - continued
	Consolidated Edison Company of New York, Inc.
$1,280,000	2.900%, 12/1/2026	$1,214,533
	Consumers Energy Company
1,950,000	4.350%, 4/15/2049	2,028,255
	Duke Energy Corporation
3,840,000	2.650%, 9/1/2026	3,497,808
3,840,000	3.150%, 8/15/2027	3,592,596
3,200,000	3.750%, 9/1/2046	2,770,553
	Electricite de France SA
3,200,000	5.250%, 1/29/2023[b,f,j]	3,024,000
	Exelon Corporation
1,600,000	3.497%, 6/1/2022	1,563,438
3,120,000	3.950%, 6/15/2025	3,085,584
1,660,000	3.400%, 4/15/2026	1,578,989
	Exelon Generation Company, LLC
2,560,000	4.250%, 6/15/2022	2,595,084
	FirstEnergy Corporation
1,280,000	3.900%, 7/15/2027	1,240,419
1,300,000	4.850%, 7/15/2047	1,302,523
	FirstEnergy Transmission, LLC
3,150,000	5.450%, 7/15/2044[f]	3,426,273
	ITC Holdings Corporation
5,080,000	4.050%, 7/1/2023	5,162,563
	National Rural Utilities Cooperative Finance Corporation
2,600,000	4.400%, 11/1/2048	2,711,804
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	3,632,343
	Oncor Electric Delivery Company, LLC
2,490,000	3.750%, 4/1/2045	2,367,015
	Pacific Gas and Electric Company
1,270,000	2.950%, 3/1/2026	1,044,686
1,900,000	3.300%, 12/1/2027	1,551,394
1,900,000	3.950%, 12/1/2047	1,443,449
	Pennsylvania Electric Company
2,700,000	5.200%, 4/1/2020	2,767,166
	PPL Capital Funding, Inc.
3,205,000	3.500%, 12/1/2022	3,152,855
3,190,000	3.950%, 3/15/2024	3,206,292
	San Diego Gas and Electric Company
3,200,000	4.150%, 5/15/2048	3,105,888
	South Carolina Electric & Gas Company
7,635,000	5.100%, 6/1/2065	7,905,281
	Southern California Edison Company
5,350,000	4.125%, 3/1/2048	5,072,486
	Southern Company
7,630,000	3.250%, 7/1/2026	7,151,090
1,920,000	5.500%, 3/15/2057[b]	1,844,021
	TerraForm Power Operating, LLC
640,000	5.000%, 1/31/2028[f]	563,200
	Vistra Operations Company, LLC
640,000	5.500%, 9/1/2026[f]	616,000

	Total	104,465,194

	Total Long-Term Fixed Income (cost $1,394,309,904)	1,356,879,910

Shares	Registered Investment Companies (1.5%)
Unaffiliated (1.5%)
117,500	iShares J.P. Morgan USD Emerging Markets Bond ETF	12,209,425
275,000	SPDR Bloomberg Barclays High Yield Bond ETF[i]	9,237,250

	Total	21,446,675

	Total Registered Investment Companies (cost $22,459,623)	21,446,675

	Preferred Stock (0.3%)
Financials (0.3%)
22,500	CoBank ACB, 6.250%[b,j]	2,250,000
88,200	Morgan Stanley, 7.125%[b,j]	2,325,834

	Total	4,575,834

	Total Preferred Stock (cost $4,452,690)	4,575,834

	Common Stock (<0.1%)
Financials (<0.1%)
2,247	Glitnir HoldCo ehf.[c,k]	0

	Total	0

	Total Common Stock (cost $–)	0

	Collateral Held for Securities Loaned (0.9%)
13,566,314	Thrivent Cash Management Trust	13,566,314

	Total Collateral Held for Securities Loaned (cost $13,566,314)	13,566,314

Shares or Principal Amount	Short-Term Investments (7.2%)
	Federal Home Loan Bank Discount Notes
600,000	2.255%, 1/8/2019[l,m]	599,762
	Thrivent Core Short-Term Reserve Fund
10,283,509	2.670%	102,835,088
	U.S. Treasury Bills
270,000	2.347%, 3/21/2019[l]	268,604
1,000,000	2.455%, 5/23/2019[l,n]	990,268

	Total Short-Term Investments (cost $104,693,750)	104,693,722

	Total Investments (cost $1,568,358,907) 104.7%	$1,528,320,776

	Other Assets and Liabilities, Net (4.7%)	(67,911,157)

	Total Net Assets 100.0%	$1,460,409,619

The accompanying Notes to Financial Statements are an integral part of this schedule.

69

INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $254,264,351 or 17.4% of total net assets.

g	All or a portion of the security is insured or guaranteed.
h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2018.
i	All or a portion of the security is on loan.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
n	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Income Portfolio as of December 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$4,484,790
Common Stock	8,773,708

Total lending	$13,258,498
Gross amount payable upon return of collateral for securities loaned	$13,566,314

Net amounts due to counterparty	$307,816

Definitions:

CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.

Reference Rate Index:

H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
USISDA 10Y	-	ICE Swap USD Rate 10 Year

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (99.7%)	Value
Communications Services (9.5%)
33,271	Activision Blizzard, Inc.	$1,549,430
13,175	Alphabet, Inc., Class Aa	13,767,348
13,568	Alphabet, Inc., Class Ca	14,051,156
321,759	AT&T, Inc.	9,183,002
14,926	CBS Corporation	652,565
42,911	CenturyLink, Inc.	650,102
7,793	Charter Communications, Inc.[a]	2,220,771
200,717	Comcast Corporation	6,834,414
6,821	Discovery, Inc., Class Aa,b	168,751
14,931	Discovery, Inc., Class Ca	344,607
10,007	DISH Network Corporation[a]	249,875
13,411	Electronic Arts, Inc.[a]	1,058,262
106,310	Facebook, Inc.[a]	13,936,178
16,851	Interpublic Group of Companies, Inc.	347,636
16,752	News Corporation, Class A	190,135
5,321	News Corporation, Class B	61,458
9,934	Omnicom Group, Inc.	727,566
5,000	Take-Two Interactive Software, Inc.a	514,700
46,070	Twenty-First Century Fox, Inc., Class A	2,216,888
21,537	Twenty-First Century Fox, Inc., Class B	1,029,038
31,971	Twitter, Inc.[a]	918,847
182,739	Verizon Communications, Inc.	10,273,587
15,428	Viacom, Inc.	396,500
65,824	Walt Disney Company	7,217,602

	Total	88,560,418

Consumer Discretionary (10.5%)
3,236	Advance Auto Parts, Inc.	509,541
18,152	Amazon.com, Inc.[a]	27,263,759
11,574	Aptiv plc	712,611
1,115	AutoZone, Inc.[a]	934,749
10,719	Best Buy Company, Inc.	567,678
2,045	Booking Holdings, Inc.[a]	3,522,349
8,633	BorgWarner, Inc.	299,910
7,783	CarMax, Inc.[a]	488,228
17,745	Carnival Corporation	874,828
1,067	Chipotle Mexican Grill, Inc.[a]	460,720
15,010	D.R. Horton, Inc.	520,247
5,410	Darden Restaurants, Inc.	540,243
11,622	Dollar General Corporation	1,256,106
10,393	Dollar Tree, Inc.[a]	938,696
40,403	eBay, Inc.[a]	1,134,112
5,282	Expedia Group, Inc.	595,017
5,163	Foot Locker, Inc.	274,672
171,077	Ford Motor Company	1,308,739
9,484	Gap, Inc.	244,308
4,861	Garmin, Ltd.	307,798
58,050	General Motors Company	1,941,772
6,414	Genuine Parts Company	615,872
10,481	Goodyear Tire & Rubber Company	213,917
9,143	H&R Block, Inc.	231,958
15,751	Hanesbrands, Inc.	197,360
7,275	Harley-Davidson, Inc.	248,223
4,969	Hasbro, Inc.	403,731
13,111	Hilton Worldwide Holdings, Inc.	941,370
49,939	Home Depot, Inc.	8,580,519
7,353	Kohl’s Corporation	487,798
10,602	L Brands, Inc.	272,153
5,738	Leggett & Platt, Inc.	205,650
12,934	Lennar Corporation	506,366
13,537	LKQ Corporationa	321,233
35,512	Lowe’s Companies, Inc.	3,279,888
13,391	Macy’s, Inc.	398,784
12,518	Marriott International, Inc.	1,358,954
15,036	Mattel, Inc.[a]	150,210
34,102	McDonald’s Corporation	6,055,492
21,903	MGM Resorts International	531,367
6,551	Michael Kors Holdings, Ltd.[a]	248,414
2,771	Mohawk Industries, Inc.[a]	324,096
19,261	Netflix, Inc.[a]	5,155,399
18,993	Newell Brands, Inc.	353,080
56,065	NIKE, Inc.	4,156,659
5,133	Nordstrom, Inc.	239,249
9,035	Norwegian Cruise Line Holdings, Ltd.[a]	382,994
3,580	O’Reilly Automotive, Inc.[a]	1,232,701
11,482	PulteGroup, Inc.	298,417
3,368	PVH Corporation	313,056
2,432	Ralph Lauren Corporation	251,615
16,550	Ross Stores, Inc.	1,376,960
7,404	Royal Caribbean Cruises, Ltd.	724,037
54,874	Starbucks Corporation	3,533,886
12,579	Tapestry, Inc.	424,541
23,302	Target Corporation	1,540,029
4,452	Tiffany & Company	358,430
54,817	TJX Companies, Inc.	2,452,513
5,334	Tractor Supply Company	445,069
4,683	TripAdvisor, Inc.[a]	252,601
2,499	Ulta Beauty, Inc.[a]	611,855
8,128	Under Armour, Inc., Class Aa	143,622
8,233	Under Armour, Inc., Class Ca	133,128
14,309	VF Corporation	1,020,804
2,819	Whirlpool Corporation	301,267
4,323	Wynn Resorts, Ltd.	427,588
14,128	Yum! Brands, Inc.	1,298,646

	Total	97,697,584

Consumer Staples (7.4%)
82,724	Altria Group, Inc.	4,085,738
24,441	Archer-Daniels-Midland Company	1,001,348
7,428	Brown-Forman Corporation	353,424
8,409	Campbell Soup Company[b]	277,413
10,695	Church & Dwight Company, Inc.	703,303
5,660	Clorox Company	872,432
169,421	Coca-Cola Company	8,022,084
38,127	Colgate-Palmolive Company	2,269,319
20,585	Conagra Brands, Inc.	439,696
7,343	Constellation Brands, Inc.	1,180,901
19,360	Costco Wholesale Corporation	3,943,826
20,666	Coty, Inc.	135,569
9,789	Estee Lauder Companies, Inc.	1,273,549
25,914	General Mills, Inc.	1,009,091
6,106	Hershey Company	654,441
11,804	Hormel Foods Corporation	503,795
4,965	J.M. Smucker Company	464,178
10,915	Kellogg Company	622,264
15,269	Kimberly-Clark Corporation	1,739,750
27,498	Kraft Heinz Company	1,183,514
35,527	Kroger Company	976,993
6,410	Lamb Weston Holdings, Inc.	471,520
5,301	McCormick & Company, Inc.	738,111
8,088	Molson Coors Brewing Company	454,222
64,472	Mondelez International, Inc.	2,580,814
17,953	Monster Beverage Corporation[a]	883,647
62,427	PepsiCo, Inc.	6,896,935
68,729	Philip Morris International, Inc.	4,588,348
109,909	Procter & Gamble Company	10,102,835
20,949	Sysco Corporation	1,312,664
13,008	Tyson Foods, Inc.	694,627
35,549	Walgreens Boots Alliance, Inc.	2,429,063

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (99.7%)	Value
Consumer Staples (7.4%) - continued
62,959	Wal-Mart Stores, Inc.	$5,864,631

	Total	68,730,045

Energy (5.3%)
22,513	Anadarko Petroleum Corporation	986,970
16,704	Apache Corporation	438,480
22,704	Baker Hughes, Inc.	488,136
19,734	Cabot Oil & Gas Corporation	441,055
84,455	Chevron Corporation	9,187,859
4,171	Cimarex Energy Company	257,142
8,847	Concho Resources, Inc.[a]	909,383
51,142	ConocoPhillips	3,188,704
20,693	Devon Energy Corporation	466,420
6,644	Diamondback Energy, Inc.	615,899
25,301	EOG Resources, Inc.	2,206,500
186,616	Exxon Mobil Corporation	12,725,345
38,287	Halliburton Company	1,017,668
4,758	Helmerich & Payne, Inc.	228,098
11,444	Hess Corporation	463,482
7,045	HollyFrontier Corporation	360,140
82,924	Kinder Morgan, Inc.	1,275,371
37,290	Marathon Oil Corporation	534,739
30,074	Marathon Petroleum Corporation	1,774,667
16,698	National Oilwell Varco, Inc.	429,139
8,730	Newfield Exploration Company[a]	127,982
21,175	Noble Energy, Inc.	397,243
33,471	Occidental Petroleum Corporation	2,054,450
17,968	ONEOK, Inc.	969,374
18,737	Phillips 66	1,614,193
7,449	Pioneer Natural Resources Company	979,692
60,543	Schlumberger, Ltd.	2,184,391
18,970	TechnipFMC plc	371,433
18,834	Valero Energy Corporation	1,411,985
53,536	Williams Companies, Inc.	1,180,469

	Total	49,286,409

Financials (13.4%)
2,373	Affiliated Managers Group, Inc.	231,225
33,838	Aflac, Inc.	1,541,659
15,364	Allstate Corporation	1,269,527
31,212	American Express Company	2,975,128
39,237	American International Group, Inc.	1,546,330
6,321	Ameriprise Financial, Inc.	659,723
10,687	Aon plc	1,553,462
7,967	Arthur J. Gallagher & Company	587,168
2,302	Assurant, Inc.	205,891
403,570	Bank of America Corporation	9,943,965
40,553	Bank of New York Mellon Corporation	1,908,830
34,082	BB&T Corporation	1,476,432
85,928	Berkshire Hathaway, Inc.[a]	17,544,779
5,391	BlackRock, Inc.	2,117,693
5,243	Brighthouse Financial, Inc.[a]	159,807
21,261	Capital One Financial Corporation	1,607,119
4,916	Cboe Global Markets, Inc.	480,932
52,484	Charles Schwab Corporation	2,179,661
20,359	Chubb, Ltd.	2,629,976
6,529	Cincinnati Financial Corporation	505,475
107,984	Citigroup, Inc.	5,621,647
21,187	Citizens Financial Group, Inc.	629,890
15,815	CME Group, Inc.	2,975,118
7,514	Comerica, Inc.	516,137
15,253	Discover Financial Services	899,622
11,536	E*TRADE Financial Corporation	506,200
1,790	Everest Re Group, Ltd.	389,790
29,961	Fifth Third Bancorp	704,982
7,230	First Republic Bank	628,287
13,931	Franklin Resources, Inc.	413,194
15,353	Goldman Sachs Group, Inc.	2,564,719
15,654	Hartford Financial Services Group, Inc.	695,820
48,297	Huntington Bancshares, Inc.	575,700
25,317	Intercontinental Exchange, Inc.	1,907,130
17,953	Invesco, Ltd.	300,533
146,977	J.P. Morgan Chase & Company	14,347,895
13,252	Jefferies Financial Group, Inc.	230,055
46,403	KeyCorp	685,836
9,559	Lincoln National Corporation	490,472
12,216	Loews Corporation	556,072
6,348	M&T Bank Corporation	908,589
22,177	Marsh & McLennan Companies, Inc.	1,768,616
43,644	MetLife, Inc.	1,792,023
7,296	Moody’s Corporation	1,021,732
57,817	Morgan Stanley	2,292,444
3,890	MSCI, Inc.	573,503
5,109	Nasdaq, Inc.	416,741
9,792	Northern Trust Corporation	818,513
15,205	People’s United Financial, Inc.	219,408
20,521	PNC Financial Services Group, Inc.	2,399,110
11,642	Principal Financial Group, Inc.	514,227
25,455	Progressive Corporation	1,535,700
18,357	Prudential Financial, Inc.	1,497,013
5,674	Raymond James Financial, Inc.	422,202
45,688	Regions Financial Corporation	611,305
10,984	S&P Global, Inc.	1,866,621
16,774	State Street Corporation	1,057,936
20,316	SunTrust Banks, Inc.	1,024,739
2,314	SVB Financial Group[a]	439,475
29,231	Synchrony Financial	685,759
10,583	T. Rowe Price Group, Inc.	977,023
4,615	Torchmark Corporation	343,956
11,813	Travelers Companies, Inc.	1,414,607
67,170	U.S. Bancorp	3,069,669
9,668	Unum Group	284,046
187,280	Wells Fargo & Company	8,629,862
5,762	Willis Towers Watson plc	875,017
8,616	Zions Bancorporations NA	351,016

	Total	124,574,733

Health Care (15.5%)
77,674	Abbott Laboratories	5,618,160
66,238	AbbVie, Inc.	6,106,481
1,986	ABIOMED, Inc.[a]	645,529
13,985	Agilent Technologies, Inc.	943,428
9,725	Alexion Pharmaceuticals, Inc.[a]	946,826
3,152	Align Technology, Inc.[a]	660,123
14,064	Allergan plc	1,879,794
7,110	AmerisourceBergen Corporation	528,984
28,174	Amgen, Inc.	5,484,633
11,427	Anthem, Inc.	3,001,073
21,532	Baxter International, Inc.	1,417,236
11,852	Becton, Dickinson and Company	2,670,493
8,877	Biogen, Inc.[a]	2,671,267
60,309	Boston Scientific Corporation[a]	2,131,320
72,184	Bristol-Myers Squibb Company	3,752,124
13,579	Cardinal Health, Inc.	605,623
30,895	Celgene Corporation[a]	1,980,061
8,968	Centene Corporation[a]	1,034,010
14,574	Cerner Corporation[a]	764,261
16,837	Cigna Holding Company	3,197,683
2,141	Cooper Companies, Inc.	544,885
57,183	CVS Health Corporation	3,746,630

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (99.7%)	Value
Health Care (15.5%) - continued
27,264	Danaher Corporation	$2,811,464
6,101	DaVita, Inc.[a]	313,957
9,940	Dentsply Sirona, Inc.	369,867
9,213	Edwards Lifesciences Corporation[a]	1,411,155
41,749	Eli Lilly and Company	4,831,194
56,832	Gilead Sciences, Inc.	3,554,842
11,867	HCA Healthcare, Inc.	1,476,848
6,731	Henry Schein, Inc.[a]	528,518
11,933	Hologic, Inc.[a]	490,446
6,017	Humana, Inc.	1,723,750
3,795	IDEXX Laboratories, Inc.[a]	705,946
6,426	Illumina, Inc.[a]	1,927,350
7,688	Incyte Corporation[a]	488,880
5,041	Intuitive Surgical, Inc.[a]	2,414,236
7,142	IQVIA Holding, Inc.[a]	829,686
118,255	Johnson & Johnson	15,260,808
4,471	Laboratory Corporation of America Holdings[a]	564,956
8,831	McKesson Corporation	975,561
59,190	Medtronic plc	5,383,922
115,003	Merck & Company, Inc.	8,787,379
1,108	Mettler-Toledo International, Inc.[a]	626,663
22,529	Mylan NVa	617,295
7,042	Nektar Therapeutics[a]	231,471
4,836	PerkinElmer, Inc.	379,868
5,628	Perrigo Company plc	218,085
255,614	Pfizer, Inc.	11,157,551
5,936	Quest Diagnostics, Inc.	494,291
3,381	Regeneron Pharmaceuticals, Inc.[a]	1,262,804
6,239	ResMed, Inc.	710,435
13,724	Stryker Corporation	2,151,237
17,791	Thermo Fisher Scientific, Inc.	3,981,448
42,534	UnitedHealth Group, Inc.	10,596,070
3,808	Universal Health Services, Inc.	443,861
3,998	Varian Medical Systems, Inc.[a]	453,013
11,138	Vertex Pharmaceuticals, Inc.[a]	1,845,678
3,424	Waters Corporationa	645,938
2,151	Wellcare Health Plans, Inc.[a]	507,830
8,884	Zimmer Biomet Holdings, Inc.	921,448
21,149	Zoetis, Inc.	1,809,085

	Total	144,235,460

Industrials (9.6%)
25,744	3M Company	4,905,262
6,341	A.O. Smith Corporation	270,761
5,387	Alaska Air Group, Inc.	327,799
4,150	Allegion plc	330,796
18,212	American Airlines Group, Inc.	584,787
10,122	AMETEK, Inc.	685,259
18,571	Arconic, Inc.	313,107
23,345	Boeing Company	7,528,762
6,086	C.H. Robinson Worldwide, Inc.	511,772
26,133	Caterpillar, Inc.	3,320,720
3,778	Cintas Corporation	634,666
8,831	Copart, Inc.[a]	421,945
35,472	CSX Corporation	2,203,875
6,531	Cummins, Inc.	872,803
14,174	Deere & Company	2,114,336
27,588	Delta Air Lines, Inc.	1,376,641
6,761	Dover Corporation	479,693
19,114	Eaton Corporation plc	1,312,367
27,539	Emerson Electric Company	1,645,455
5,257	Equifax, Inc.	489,584
7,634	Expeditors International of Washington, Inc.	519,799
12,572	Fastenal Company	657,390
10,746	FedEx Corporation	1,733,652
5,718	Flowserve Corporation	217,398
6,144	Fluor Corporation	197,837
13,407	Fortive Corporation	907,118
6,378	Fortune Brands Home and Security, Inc.	242,300
12,303	General Dynamics Corporation	1,934,155
379,621	General Electric Company	2,873,731
5,188	Harris Corporation	698,564
32,647	Honeywell International, Inc.	4,313,322
1,945	Huntington Ingalls Industries, Inc.	370,153
15,565	IHS Markit, Ltd.[a]	746,653
13,326	Illinois Tool Works, Inc.	1,688,271
10,839	Ingersoll-Rand plc	988,842
5,267	Jacobs Engineering Group, Inc.	307,909
3,742	JB Hunt Transport Services, Inc.	348,156
40,483	Johnson Controls International plc	1,200,321
4,484	Kansas City Southern	427,998
3,430	L3 Technologies, Inc.	595,654
24,173	Linde Public Limited Company	3,771,955
10,858	Lockheed Martin Corporation	2,843,059
13,570	Masco Corporation	396,787
14,636	Nielsen Holdings plc	341,458
12,040	Norfolk Southern Corporation	1,800,462
7,621	Northrop Grumman Corporation	1,866,383
15,378	PACCAR, Inc.	878,699
5,811	Parker Hannifin Corporation	866,652
7,095	Pentair, Ltd.	268,049
6,539	Quanta Services, Inc.	196,824
12,556	Raytheon Company	1,925,463
9,745	Republic Services, Inc.	702,517
5,400	Robert Half International, Inc.	308,880
5,488	Rockwell Automation, Inc.	825,834
6,463	Rollins, Inc.	233,314
4,509	Roper Industries, Inc.	1,201,739
2,472	Snap-On, Inc.	359,157
22,380	Southwest Airlines Company	1,040,222
6,743	Stanley Black & Decker, Inc.	807,407
11,191	Textron, Inc.	514,674
2,130	TransDigm Group, Inc.[a]	724,328
32,597	Union Pacific Corporation	4,505,883
10,301	United Continental Holdings, Inc.[a]	862,503
30,736	United Parcel Service, Inc.	2,997,682
3,653	United Rentals, Inc.[a]	374,542
35,885	United Technologies Corporation	3,821,035
7,276	Verisk Analytics, Inc.[a]	793,375
2,016	W.W. Grainger, Inc.	569,238
17,386	Waste Management, Inc.	1,547,180
7,864	Xylem, Inc.	524,686

	Total	89,169,600

Information Technology (20.0%)
28,108	Accenture plc	3,963,509
21,525	Adobe, Inc.[a]	4,869,816
38,872	Advanced Micro Devices, Inc.[a]	717,577
7,458	Akamai Technologies, Inc.[a]	455,535
2,107	Alliance Data Systems Corporation	316,219
13,175	Amphenol Corporation	1,067,439
16,212	Analog Devices, Inc.	1,391,476
3,671	ANSYS, Inc.[a]	524,733
199,374	Apple, Inc.	31,449,255
44,061	Applied Materials, Inc.	1,442,557
2,297	Arista Networks, Inc.[a]	483,978
9,576	Autodesk, Inc.[a]	1,231,569
19,254	Automatic Data Processing, Inc.	2,524,584
18,271	Broadcom, Ltd.	4,645,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (99.7%)	Value
Information Technology (20.0%) - continued
5,153	Broadridge Financial Solutions, Inc.	$495,976
12,322	Cadence Design Systems, Inc.[a]	535,761
198,836	Cisco Systems, Inc.	8,615,564
5,627	Citrix Systems, Inc.	576,542
25,609	Cognizant Technology Solutions Corporation	1,625,659
36,293	Corning, Inc.	1,096,412
12,447	DXC Technology Company	661,807
2,671	F5 Networks, Inc.[a]	432,782
14,468	Fidelity National Information Services, Inc.	1,483,693
17,895	Fiserv, Inc.[a]	1,315,104
3,909	FleetCor Technologies, Inc.[a]	725,979
5,997	FLIR Systems, Inc.	261,109
6,309	Fortinet, Inc.[a]	444,343
3,987	Gartner, Inc.[a]	509,698
6,973	Global Payments, Inc.	719,125
62,884	Hewlett Packard Enterprise Company	830,698
69,948	HP, Inc.	1,431,136
201,801	Intel Corporation	9,470,521
40,234	International Business Machines Corporation	4,573,399
11,401	Intuit, Inc.	2,244,287
1,641	IPG Photonics Corporation[a]	185,909
3,387	Jack Henry & Associates, Inc.	428,523
15,262	Juniper Networks, Inc.	410,700
8,226	Keysight Technologies, Inc.[a]	510,670
6,813	KLA-Tencor Corporation	609,695
6,857	Lam Research Corporation	933,718
40,075	MasterCard, Inc.	7,560,149
12,170	Maxim Integrated Products, Inc.	618,845
10,273	Microchip Technology, Inc.	738,834
49,537	Micron Technology, Inc.[a]	1,571,809
341,746	Microsoft Corporation	34,711,141
7,087	Motorola Solutions, Inc.	815,288
11,131	NetApp, Inc.	664,187
26,964	NVIDIA Corporation	3,599,694
112,489	Oracle Corporation	5,078,878
13,975	Paychex, Inc.	910,471
52,177	PayPal Holdings, Inc.[a]	4,387,564
5,527	Qorvo, Inc.[a]	335,655
53,200	QUALCOMM, Inc.	3,027,612
7,765	Red Hat, Inc.[a]	1,363,845
33,829	Salesforce.com, Inc.[a]	4,633,558
11,511	Seagate Technology plc	444,209
7,958	Skyworks Solutions, Inc.	533,345
27,166	Symantec Corporation	513,302
6,512	Synopsys, Inc.[a]	548,571
15,304	TE Connectivity, Ltd.	1,157,442
42,485	Texas Instruments, Inc.	4,014,833
7,251	Total System Services, Inc.	589,434
4,698	VeriSign, Inc.[a]	696,666
77,697	Visa, Inc.	10,251,342
13,079	Western Digital Corporation	483,531
20,138	Western Union Company	343,554
9,350	Xerox Corporation	184,756
11,076	Xilinx, Inc.	943,343

	Total	186,934,865

Materials (2.3%)
9,581	Air Products and Chemicals, Inc.	1,533,439
4,841	Albemarle Corporation	373,096
3,846	Avery Dennison Corporation	345,486
15,266	Ball Corporation	701,931
5,913	Celanese Corporation	531,993
10,200	CF Industries Holdings, Inc.	443,802
101,436	DowDuPont, Inc.	5,424,797
6,239	Eastman Chemical Company	456,133
11,349	Ecolab, Inc.	1,672,275
5,879	FMC Corporation	434,811
64,053	Freeport-McMoRan, Inc.	660,387
4,441	International Flavors & Fragrances, Inc.	596,293
18,099	International Paper Company	730,476
14,052	LyondellBasell Industries NV	1,168,564
2,751	Martin Marietta Materials, Inc.	472,814
15,330	Mosaic Company	447,789
23,317	Newmont Mining Corporation	807,934
13,904	Nucor Corporation	720,366
4,124	Packaging Corporation of America	344,189
10,898	PPG Industries, Inc.	1,114,103
7,044	Sealed Air Corporation	245,413
3,598	Sherwin-Williams Company	1,415,669
5,776	Vulcan Materials Company	570,669
11,208	WestRock Company	423,214

	Total	21,635,643

Real Estate (2.9%)
4,500	Alexandria Real Estate Equities, Inc.	518,580
19,304	American Tower Corporation	3,053,700
6,877	Apartment Investment & Management Company	301,763
6,040	AvalonBay Communities, Inc.	1,051,262
6,747	Boston Properties, Inc.	759,375
14,013	CBRE Group, Inc.[a]	561,080
18,130	Crown Castle International Corporation	1,969,462
9,001	Digital Realty Trust, Inc.	959,057
15,606	Duke Realty Corporation	404,195
3,472	Equinix, Inc.	1,224,088
16,093	Equity Residential	1,062,299
2,885	Essex Property Trust, Inc.	707,431
5,511	Extra Space Storage, Inc.	498,635
3,200	Federal Realty Investment Trust	377,728
20,535	HCP, Inc.	573,543
32,403	Host Hotels & Resorts, Inc.	540,158
12,301	Iron Mountain, Inc.	398,675
18,571	Kimco Realty Corporation	272,065
4,744	Macerich Company	205,320
4,973	Mid-America Apartment Communities, Inc.	475,916
27,504	Prologis, Inc.	1,615,035
6,549	Public Storage, Inc.	1,325,583
13,053	Realty Income Corporation	822,861
7,493	Regency Centers Corporation	439,689
5,034	SBA Communications Corporation[a]	814,954
13,536	Simon Property Group, Inc.	2,273,913
3,864	SL Green Realty Corporation	305,565
11,696	UDR, Inc.	463,396
15,573	Ventas, Inc.	912,422
7,563	Vornado Realty Trust	469,133
16,258	Welltower, Inc.	1,128,468
33,088	Weyerhaeuser Company	723,304

	Total	27,208,655

Utilities (3.3%)
28,909	AES Corporation	418,024
10,118	Alliant Energy Corporation	427,486
10,649	Ameren Corporation	694,634
21,527	American Electric Power Company, Inc.	1,608,928

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

LARGE CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (99.7%)	Value
Utilities (3.3%) - continued
7,782	American Water Works Company, Inc.	$706,372
22,161	CenterPoint Energy, Inc.	625,605
12,348	CMS Energy Corporation	613,078
13,581	Consolidated Edison, Inc.	1,038,403
33,192	Dominion Energy, Inc.	2,371,900
7,931	DTE Energy Company	874,789
31,509	Duke Energy Corporation	2,719,227
14,241	Edison International, Inc.	808,462
7,904	Entergy Corporation	680,297
11,854	Evergy, Inc.	672,952
13,851	Eversource Energy	900,869
42,195	Exelon Corporation	1,902,995
21,487	FirstEnergy Corporation	806,837
21,136	NextEra Energy, Inc.	3,673,860
16,066	NiSource, Inc.	407,273
13,075	NRG Energy, Inc.	517,770
22,572	PG&E Corporation[a]	536,085
4,892	Pinnacle West Capital Corporation	416,798
31,848	PPL Corporation	902,254
22,082	Public Service Enterprise Group, Inc.	1,149,368
12,091	Sempra Energy	1,308,125
45,507	Southern Company	1,998,667
13,792	WEC Energy Group, Inc.	955,234
22,241	Xcel Energy, Inc.	1,095,814

	Total	30,832,106

	Total Common Stock (cost $620,631,485)	928,865,518

	Collateral Held for Securities Loaned (<0.1%)
431,385	Thrivent Cash Management Trust	431,385

	Total Collateral Held for Securities Loaned (cost $431,385)	431,385

Shares or Principal Amount	Short-Term Investments (0.1%)
	Federal Home Loan Bank Discount Notes
300,000	2.240%, 1/16/2019[c,d]	299,722
700,000	2.320%, 1/29/2019[c,d]	698,751
	Thrivent Core Short-Term Reserve Fund
63,464	2.670%	634,643

	Total Short-Term Investments (cost $1,633,100)	1,633,116

	Total Investments (cost $622,695,970) 99.8%	$930,930,019

	Other Assets and Liabilities, Net 0.1%	510,456

	Total Net Assets 100.0%	$931,440,475

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Index Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$418,957

Total lending	$418,957
Gross amount payable upon return of collateral for securities loaned	$431,385

Net amounts due to counterparty	$12,428

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (90.6%)	Value
Communications Services (8.6%)
112,200	Activision Blizzard, Inc.	$5,225,154
19,324	Alphabet, Inc., Class Aa	20,192,807
12,516	Alphabet, Inc., Class Ca	12,961,695
158,320	Auto Trader Group plc[b]	918,793
43,600	CBS Corporation	1,906,192
232,787	Comcast Corporation	7,926,397
92,045	Facebook, Inc.[a]	12,066,179
8,758	Ipsos SA	206,057
1,525,520	ITV plc	2,428,115
16,500	Kakaku.com, Inc.	291,865
812,486	KCOM Group plc	755,984
12,300	KDDI Corporation	293,908
125,746	Mediaset Espana Comunicacion SA	790,464
65,600	NTT DOCOMO, Inc.	1,473,981
37,545	ProSiebenSat.1 Media AG	668,061
116,927	Seven West Media, Ltd.[a]	45,317
249,937	Telenor ASA	4,853,852
832,738	Telstra Corporation, Ltd.	1,671,188
93,400	TV Asahi Holdings Corporation	1,681,612
127,951	Verizon Communications, Inc.	7,193,405
21,018	Wolters Kluwer NV	1,236,011

	Total	84,787,037

Consumer Discretionary (12.4%)
17,866	Amazon.com, Inc.[a]	26,834,196
11,400	AOKI Holdings, Inc.	133,531
9,900	Aoyama Trading Company, Ltd.	237,444
11,299	Aptiv plc	695,679
17,900	Autobacs Seven Company, Ltd.	296,678
39,600	Benesse Holdings, Inc.	1,007,365
26,867	Berkeley Group Holdings plc	1,191,635
4,484	Booking Holdings, Inc.[a]	7,723,331
7,285	Bovis Homes Group plc	79,971
161,800	Bridgestone Corporation	6,207,592
167,899	Bunzl plc	5,070,352
39,529	Burberry Group plc	868,018
8,481	Carnival plc	407,273
14,500	Chiyoda Company, Ltd.	232,893
154,600	Citizen Watch Company, Ltd.	761,374
9,418	Compass Group plc	198,200
30,768	Countryside Properties plc[b]	119,378
43,406	D.R. Horton, Inc.	1,504,452
15,000	DCM Holdings Company, Ltd.	156,982
93,900	Denso Corporation	4,156,736
3,200	Exedy Corporation	78,165
57,865	Harley-Davidson, Inc.	1,974,354
116,900	Honda Motor Company, Ltd.	3,079,739
71,600	Inchcape plc	503,833
65,700	Las Vegas Sands Corporation	3,419,685
96,744	Lowe’s Companies, Inc.	8,935,276
81,925	Magna International, Inc.	3,723,491
111,130	Marks and Spencer Group plc	348,548
27,600	McDonald’s Corporation	4,900,932
71,123	Moneysupermarket.com Group plc	249,711
24,249	Netflix, Inc.[a]	6,490,487
15,579	Next plc	793,234
93,000	NHK Spring Company, Ltd.	812,514
90,877	NIKE, Inc.	6,737,621
745,000	Nissan Motor Company, Ltd.	5,959,494
89,254	Peugeot SA	1,903,594
10,000	Plenus Company, Ltd.[c]	173,510
91,635	Redrow plc	573,976
27,300	Sangetsu Company, Ltd.	496,640
4,200	Sankyo Company, Ltd.	159,728
404,000	Sekisui House, Ltd.	5,932,772
21,800	SHIMAMURA Company, Ltd.	1,669,348
18,900	SmartCentres Real Estate Investment Trust	426,814
57,200	Sumitomo Rubber Industries, Ltd.	673,409
45,116	Super Retail Group, Ltd.	223,598
5,200	Takara Standard Company, Ltd.	77,796
107,900	Toyoda Gosei Company, Ltd.	2,124,201
3,000	TS Tech Company, Ltd.	82,635
3,000	United Arrows, Ltd.	95,592
365,100	Yahoo Japan Corporation	908,267

	Total	121,412,044

Consumer Staples (5.4%)
36,000	Altria Group, Inc.	1,778,040
16,400	Arcs Company, Ltd.	365,203
11,158	Carlsberg AS	1,186,978
119,835	Empire Company, Ltd.	2,530,650
21,277	ForFarmers BV	195,957
5,160	Glanbia plc	96,901
188,616	Imperial Brands plc	5,724,822
344,900	Japan Tobacco, Inc.	8,195,203
27,178	Kimberly-Clark Corporation	3,096,661
130,368	Koninklijke Ahold Delhaize NV	3,293,386
102,000	Kroger Company	2,805,000
3,298	L’Oreal SA	754,664
5,200	Ministop Company, Ltd.	97,478
114,000	Monster Beverage Corporation[a]	5,611,080
18,500	Sugi Holdings Company, Ltd.	731,181
52,683	Swedish Match AB	2,073,994
93,333	Unilever NV	5,056,066
136,002	Unilever plc	7,140,486
26,194	Wal-Mart Stores, Inc.	2,439,971

	Total	53,173,721

Energy (3.7%)
104,790	Anadarko Petroleum Corporation	4,593,994
92,296	Chevron Corporation	10,040,882
11,389	Eni SPA	179,915
19,894	EQT Corporation	375,798
15,915	Equitrans Midstream Corporation[a]	318,618
3,418	Gaztransport Et Technigaz SA	262,845
175,337	Halliburton Company	4,660,457
169,578	Marathon Oil Corporation	2,431,748
33,200	Marathon Petroleum Corporation	1,959,132
1,734	OMV AG	75,729
13,400	Phillips 66	1,154,410
17,272	Pioneer Natural Resources Company	2,271,613
10,287	Royal Dutch Shell plc, Class A	302,776
228,138	Royal Dutch Shell plc, Class B	6,820,754
1,362,699	Weatherford International plc[a]	761,749

	Total	36,210,420

Financials (13.2%)
38,995	Aareal Bank AG	1,204,054
38,700	Aflac, Inc.	1,763,172
16,586	Allianz SE	3,333,048
21,366	American International Group, Inc.	842,034
14,794	ASX, Ltd.	625,118
162,395	Australia and New Zealand Banking Group, Ltd.	2,805,969
172,983	Banca Monte dei Paschi di Siena SPA[a,c]	296,617
614,226	Bank of America Corporation	15,134,529
123,068	Bankinter SA	987,513
165,752	Blackstone Group, LP	4,941,067
118,214	CaixaBank SA	428,105

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (90.6%)	Value
Financials (13.2%) - continued
41,860	Capital One Financial Corporation	$3,164,197
38,200	Charles Schwab Corporation	1,586,446
37,515	Chubb, Ltd.	4,846,188
217,008	CI Financial Corporation	2,746,776
263,598	Citigroup, Inc.	13,722,912
134,178	CNP Assurances	2,848,135
13,743	Comerica, Inc.	944,007
242,008	Direct Line Insurance Group plc	983,749
229,815	DnB ASA	3,688,914
48,738	Euronext NVb	2,808,165
116,016	Fifth Third Bancorp	2,729,856
140,454	Finecobank Banca Fineco SPA	1,413,170
429,454	FlexiGroup, Ltd.	410,218
45,750	Genworth MI Canada, Inc.[c]	1,347,165
44,336	Goldman Sachs Group, Inc.	7,406,329
24,034	Hannover Rueckversicherung SE	3,239,070
34,300	Hartford Financial Services Group, Inc.	1,524,635
239,386	Huntington Bancshares, Inc.	2,853,481
86,500	Intercontinental Exchange, Inc.	6,516,045
41,089	J.P. Morgan Chase & Company	4,011,108
2,435,836	Medibank Private, Ltd.	4,409,796
123,720	MetLife, Inc.	5,079,943
36,600	Morgan Stanley	1,451,190
21,978	National Bank of Canada	902,334
13,422	Paragon Banking Group plc	66,063
20,736	Pargesa Holding SA	1,495,524
11,155	Prudential Financial, Inc.	909,690
41,200	Raymond James Financial, Inc.	3,065,692
9,200	S&P Global, Inc.	1,563,448
15,100	Senshu Ikeda Holdings, Inc.	41,227
39,554	State Street Corporation	2,494,671
15,367	Sun Life Financial, Inc.	509,794
23,468	Topdanmark AS	1,095,229
63,700	U.S. Bancorp	2,911,090
69,000	Zions Bancorporations NA	2,811,060

	Total	129,958,543

Health Care (12.5%)
17,614	Amplifon SPA	284,394
17,900	Becton, Dickinson and Company	4,033,228
25,476	Biogen, Inc.[a]	7,666,238
43,000	BioMarin Pharmaceutical, Inc.[a]	3,661,450
6,101	Cigna Holding Company	1,158,702
102,267	CVS Health Corporation	6,700,534
24,520	Edwards Lifesciences Corporation[a]	3,755,728
21,900	Gilead Sciences, Inc.	1,369,845
355,490	GlaxoSmithKline plc	6,774,936
11,716	GN Store Nord AS	438,987
5,217	Illumina, Inc.[a]	1,564,735
8,058	Intuitive Surgical, Inc.[a]	3,859,137
57,015	Johnson & Johnson	7,357,786
14,900	KYORIN Holdings, Inc.	325,481
2,275	LNA Sante	113,501
33,705	Medtronic plc	3,065,807
180,062	Merck & Company, Inc.	13,758,538
91,257	Novartis AG	7,815,639
200,511	Novo Nordisk AS	9,208,885
220,391	Pfizer, Inc.	9,620,067
5,165	Recordati SPA	178,865
31,903	Roche Holding AG	7,920,203
6,284	Thermo Fisher Scientific, Inc.	1,406,296
60,692	UnitedHealth Group, Inc.	15,119,591
22,824	Vertex Pharmaceuticals, Inc.[a]	3,782,165
18,855	Zoetis, Inc.	1,612,857

	Total	122,553,595

Industrials (10.7%)
90,669	ACS Actividades de Construccion y Servicios, SAa	3,509,553
15,600	Asahi Glass Company, Ltd.	484,894
150,181	Atlas Copco AB, Class A	3,583,024
133,866	Atlas Copco AB, Class B	2,933,243
37,148	Boeing Company	11,980,230
15,805	CIA De Distribucion Integral	395,472
146,713	CSX Corporation	9,115,279
146,516	Delta Air Lines, Inc.	7,311,148
10,831	Ferguson plc	692,082
3,400	Glory, Ltd.	76,460
197,964	GWA Group, Ltd.	387,892
38,000	Hino Motors, Ltd.	357,828
21,000	Hitachi Zosen Corporation	63,654
5,304	Hochtief AG	716,313
75,670	Honeywell International, Inc.	9,997,520
25,000	Inaba Denki Sangyo Company, Ltd.	934,186
19,658	Ingersoll-Rand plc	1,793,399
90,256	Meggitt plc	542,171
19,000	Mitsuboshi Belting, Ltd.	365,525
21,500	Mitsui & Company, Ltd.	330,311
16,294	Monadelphous Group, Ltd.	158,099
76,893	National Express Group plc	366,549
63,600	Nitto Kogyo Corporation	1,008,034
32,771	Nobina ABb	221,041
79,596	Norfolk Southern Corporation	11,902,786
23,378	Northgate plc	112,457
181,669	PageGroup plc	1,043,587
217,191	RELX plc	4,478,566
76,374	RELX plc	1,571,416
5,705	Rockwool International AS	1,491,879
101,448	Sandvik AB	1,453,575
17,413	Schindler Holding AG, Participation Certificate	3,457,405
26,492	Schneider Electric SE	1,796,988
145,082	SKF AB	2,205,049
1,648	Societe BIC SA	168,351
10,170	Spirax-Sarco Engineering plc	809,490
339,400	Sumitomo Electric Industries, Ltd.	4,494,790
9,200	Taikisha, Ltd.	244,912
25,300	Toppan Forms Company, Ltd.	198,733
58,400	Toppan Printing Company, Ltd.	858,436
39,573	Transcontinental, Inc.	559,448
19,800	Tsubakimoto Chain Company	647,536
35,952	United Parcel Service, Inc.	3,506,399
25,181	United Technologies Corporation	2,681,273
29,792	Vinci SA	2,449,859
28,000	XPO Logistics, Inc.[a]	1,597,120
11,700	Yuasa Trading Company, Ltd.	334,316

	Total	105,388,278

Information Technology (16.9%)
53,866	Amadeus IT Holding SA	3,747,869
129,133	Apple, Inc.	20,369,439
27,521	Autodesk, Inc.[a]	3,539,476
192,600	Canon, Inc.	5,299,523
45,614	Capgemini SA	4,537,003
113,291	CGI Group, Inc.[a]	6,929,240
440,347	Cisco Systems, Inc.	19,080,236
31,873	Computershare, Ltd.	386,277
7,981	Dialog Semiconductor plc[a]	206,817

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (90.6%)	Value
Information Technology (16.9%) - continued
172,538	Halma plc	$3,005,687
3,037	Kulicke and Soffa Industries, Inc.	61,560
39,505	MasterCard, Inc.	7,452,618
270,868	Microsoft Corporation	27,512,063
33,400	NEC Networks & System Integration Corporation	743,153
97,203	Oracle Corporation	4,388,715
21,800	Otsuka Corporation	599,968
110,516	PayPal Holdings, Inc.[a]	9,293,290
57,258	Red Hat, Inc.[a]	10,056,795
12,500	Ryoyo Electro Corporation	175,433
107,204	Salesforce.com, Inc.[a]	14,683,732
184,900	Shinko Electric Industries Company, Ltd.	1,178,091
2,418	Siltronic AG	201,184
21,733	Texas Instruments, Inc.	2,053,769
6,400	Tokyo Seimitsu Company, Ltd.	161,241
110,440	Visa, Inc.	14,571,454
69,576	Xilinx, Inc.	5,925,788

	Total	166,160,421

Materials (4.7%)
47,643	Alcoa Corporation[a]	1,266,351
147,090	BHP Billiton, Ltd.	3,555,319
253,083	BHP Group plc	5,347,901
31,824	CF Industries Holdings, Inc.	1,384,662
1,900	Daido Steel Company, Ltd.	74,556
69,745	Eastman Chemical Company	5,099,057
83,733	Evonik Industries AG	2,090,076
4,986	Fuchs Petrolub SE	206,132
65,042	Granges AB	590,593
37,153	Hexpol AB	294,855
13,800	Hitachi Chemical Company, Ltd.	207,603
16,300	Hokuetsu Corporation	74,019
88,300	JSR Corporation	1,325,430
130,000	Kuraray Company, Ltd.	1,828,390
63,500	Kyoei Steel, Ltd.	957,803
10,700	Lintec Corporation	229,824
52,889	Methanex Corporation	2,547,663
138,500	Mitsubishi Gas Chemical Company, Inc.	2,074,674
99,362	Mondi plc	2,069,487
67,800	Nippon Kayaku Company, Ltd.	860,926
47,300	Nippon Light Metal Holdings Company, Ltd.	95,957
217,900	Nippon Steel & Sumitomo Metal Corporation	3,743,717
444	Rio Tinto, Ltd.	24,574
176,370	Sandfire Resources NL	830,479
3,400	Sanyo Special Steel Company, Ltd.	71,796
92,720	SSAB AB, Class A	319,775
9,300	Taiyo Holdings Company, Ltd.	261,533
43,700	Toagosei Company, Ltd.	481,635
6,900	Ube Industries, Ltd.	139,541
175,290	UPM-Kymmene Oyj	4,437,264
108,251	WestRock Company	4,087,558

	Total	46,579,150

Real Estate (1.1%)
5,836	Artis Real Estate Investment Trust	39,499
8,926	Castellum AB	164,940
37,700	Daito Trust Construction Company, Ltd.	5,161,262
8,215	Deutsche EuroShop AG	239,044
1,966	Granite REIT	76,627
8,700	Hitachi High-Technologies Corporation	272,435
370,000	Hysan Development Company, Ltd.	1,759,492
814,071	Mirvac Group	1,285,682
39,323	Quebecor, Inc.	827,822
115,000	Road King Infrastructure, Ltd.	204,432
35,500	Swire Pacific, Ltd.	374,809
9,209	Wereldhave NV	286,534
269,300	Wing Tai Holdings, Ltd.	381,648

	Total	11,074,226

Utilities (1.4%)
171,158	Enagas SA	4,626,754
61,483	Exelon Corporation	2,772,883
20,200	Osaka Gas Company, Ltd.	368,488
237,932	PG&E Corporationa	5,650,885

	Total	13,419,010

	Total Common Stock (cost $798,180,996)	890,716,445

	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
1,937	Henkel AG & Company KGaA	211,577

	Total	211,577

	Total Preferred Stock (cost $222,652)	211,577

	Collateral Held for Securities Loaned (0.1%)
1,450,053	Thrivent Cash Management Trust	1,450,053

	Total Collateral Held for Securities Loaned (cost $1,450,053)	1,450,053

Shares or Principal Amount	Short-Term Investments (9.4%)
	Federal Home Loan Bank Discount Notes
3,300,000	2.255%, 1/8/2019[d,e]	3,298,690
4,700,000	2.240%, 1/16/2019[d,e]	4,695,648
3,100,000	2.306%, 1/29/2019[d],[e]	3,094,466
6,700,000	2.350%, 2/13/2019[d,e]	6,681,240
	Thrivent Core Short-Term Reserve Fund
7,421,105	2.670%	74,211,054

	Total Short-Term Investments (cost $91,980,854)	91,981,098

	Total Investments (cost $891,834,555) 100.1%	$984,359,173

	Other Assets and Liabilities, Net (0.1%)	(853,565)

	Total Net Assets 100.0%	$983,505,608

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

LARGE CAP STOCK PORTFOLIO

Schedule of Investments as of December 31, 2018

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $4,067,377 or 0.4% of total net assets.

c	All or a portion of the security is on loan.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Large Cap Stock Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$1,380,462

Total lending	$1,380,462
Gross amount payable upon return of collateral for securities loaned	$1,450,053

Net amounts due to counterparty	$69,591

Definitions:

REIT - Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (0.6%)[a]	Value
Basic Materials (<0.1%)
	Big River Steel, LLC, Term Loan
$74,062	7.803%, (LIBOR 3M + 5.000%), 8/23/2023[b]	$73,137
	Contura Energy, Inc., Term Loan
120,000	7.387%, (LIBOR 1M + 5.000%), 11/9/2025[b]	118,500
	MRC Global (US), Inc., Term Loan
69,474	5.522%, (LIBOR 1M + 3.000%), 9/20/2024[b]	67,042

	Total	258,679

Capital Goods (<0.1%)
	Advanced Disposal Services, Inc., Term Loan
137,447	4.669%, (LIBOR 1W + 2.250%), 11/10/2023[b]	131,820
	GFL Environmental, Inc., Term Loan
119,699	5.522%, (LIBOR 1M + 3.000%), 5/31/2025[b]	111,380

	Total	243,200

Communications Services (0.2%)
	Frontier Communications Corporation, Term Loan
137,900	6.280%, (LIBOR 1M + 3.750%), 6/15/2024[b]	127,644
	Intelsat Jackson Holdings SA, Term Loan
95,000	6.256%, (LIBOR 1M + 3.750%), 11/27/2023[b]	91,777
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
180,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	172,013
	TNS, Inc., Term Loan
107,576	6.710%, (LIBOR 3M + 4.000%), 8/14/2022[b]	106,366
	Univision Communications, Inc., Term Loan
1,144,211	5.272%, (LIBOR 1M + 2.750%), 3/15/2024[b]	1,033,131
	WideOpenWest Finance, LLC, Term Loan
101,713	5.720%, (LIBOR 1M + 3.250%), 8/19/2023[b]	93,957

	Total	1,624,888

Consumer Cyclical (0.1%)
	Cengage Learning, Inc., Term Loan
448,487	6.754%, (LIBOR 1M + 4.250%), 6/7/2023[b]	382,896
	Golden Entertainment, Inc., Term Loan
188,100	5.530%, (LIBOR 1M + 3.000%), 10/20/2024[b,c]	179,635
	Seminole Hard Rock Entertainment, Inc., Term Loan
459,537	5.146%, (PRIME + 1.750%), 5/14/2020[b]	451,877

	Total	1,014,408

Consumer Non-Cyclical (0.1%)
	Air Medical Group Holdings, Inc., Term Loan
222,750	5.682%, (LIBOR 1M + 3.250%), 4/28/2022[b]	207,505
79,200	6.754%, (LIBOR 1M + 4.250%), 3/14/2025[b]	73,430
	Bausch Health Companies, Inc., Term Loan
154,000	5.379%, (LIBOR 1M + 3.000%), 6/1/2025[b]	146,771
	Endo International plc, Term Loan
163,342	6.813%, (LIBOR 1M + 4.250%), 4/27/2024[b]	154,358
	JBS USA LUX SA, Term Loan
299,662	5.260%, (LIBOR 1M + 2.500%), 10/30/2022[b]	287,676
	McGraw-Hill Global Education Holdings, LLC, Term Loan
211,192	6.522%, (LIBOR 1M + 4.000%), 5/4/2022[b]	190,138
	MPH Acquisition Holdings, LLC, Term Loan
124,297	5.553%, (LIBOR 3M + 2.750%), 6/7/2023[b]	117,461
	Plantronics, Inc., Term Loan
79,800	5.022%, (LIBOR 1M + 2.500%), 7/2/2025[b]	76,628
	Revlon Consumer Products Corporation, Term Loan
83,505	6.207%, (LIBOR 3M + 3.500%), 9/7/2023[b]	58,960

	Total	1,312,927

Energy (<0.1%)
	Radiate Holdco, LLC, Term Loan
301,927	5.522%, (LIBOR 1M + 3.000%), 2/1/2024[b]	284,140

	Total	284,140

Financials (0.1%)
	GGP Nimbus LP, Term Loan
115,000	5.022%, (LIBOR 1M + 2.500%), 8/24/2025[b]	108,136
	Harland Clarke Holdings Corporation, Term Loan
154,244	7.553%, (LIBOR 3M + 4.750%), 11/3/2023[b]	138,858
	Sable International Finance, Ltd., Term Loan
300,000	5.772%, (LIBOR 1M + 3.250%), 1/31/2026[b]	288,642

	Total	535,636

Technology (0.1%)
	First Data Corporation, Term Loan
300,000	4.504%, (LIBOR 1M + 2.000%), 4/26/2024[b]	285,900

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (0.6%)[a]	Value
Technology (0.1%) - continued
	Rackspace Hosting, Inc., Term Loan
$167,549	5.582%, (LIBOR 3M + 3.000%), 11/3/2023[b]	$147,443

	Total	433,343

	Total Bank Loans (cost $6,095,982)	5,707,221

	Long-Term Fixed Income (96.0%)
Asset-Backed Securities (27.4%)
	Ares XXXVII CLO, Ltd.
3,400,000	3.606%, (LIBOR 3M + 1.170%), 10/15/2030, Ser. 2015-4A, Class A1Rb,d	3,346,576
	ARI Fleet Lease Trust
2,155,895	1.910%, 4/15/2026, Ser. 2017-A, Class A2[d]	2,140,340
	Ascentium Equipment Receivables, LLC
2,250,000	3.210%, 9/11/2023, Ser. 2018-1A, Class A3[d]	2,247,043
	Assurant CLO III, Ltd.
4,500,000	3.389%, (LIBOR 3M + 1.230%), 10/20/2031, Ser. 2018-2A, Class Ab,d	4,438,152
	Bank of the West Auto Trust
2,500,000	2.110%, 1/15/2023, Ser. 2017-1, Class A3[d]	2,469,565
	Barclays Dryrock Issuance Trust
2,250,000	1.520%, 5/16/2022, Ser. 2016-1, Class A	2,231,750
	Bayview Opportunity Master Fund IVa Trust
2,838,622	3.500%, 6/28/2057, Ser. 2017-SPL5, Class Ab,d	2,812,786
	BCC Funding XIV, LLC
2,561,884	2.960%, 6/20/2023, Ser. 2018-1A, Class A2[d]	2,553,904
	Betony CLO, Ltd.
3,425,000	3.600%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b,d]	3,350,999
	BlueMountain CLO, Ltd.
3,500,000	3.695%, (LIBOR 3M + 1.050%), 11/20/2028, Ser. 2012-2A, Class AR2[b,d]	3,461,496
	Brazos Higher Education Authority, Inc.
1,351,230	3.477%, (LIBOR 3M + 0.800%), 2/25/2030, Ser. 2011-1, Class A2[b]	1,362,413
	Business Jet Securities, LLC
798,073	4.335%, 2/15/2033, Ser. 2018-1, Class Ad	802,550
	Canadian Pacer Auto Receivables Trust
2,000,000	2.050%, 3/19/2021, Ser. 2017-1A, Class A3[d]	1,985,934
	CBAM CLO, Ltd.
4,000,000	3.563%, (LIBOR 3M + 1.120%), 10/20/2029, Ser. 2018-8A, Class A1[b,d]	3,931,668
	CCG Receivables Trust
2,831,747	2.500%, 6/16/2025, Ser. 2018-1, Class A2[d]	2,814,139
	Cedar Funding VI CLO, Ltd.
6,000,000	3.559%, (LIBOR 3M + 1.090%), 10/20/2028, Ser. 2016-6A, Class ARb,d	5,912,184
	Chesapeake Funding II, LLC
1,385,735	1.880%, 6/15/2028, Ser. 2016-2A, Class A1[d]	1,379,706
	Commonbond Student Loan Trust
312,450	3.200%, 6/25/2032, Ser. 2015-A, Class Ad	312,153
1,535,553	2.550%, 5/25/2041, Ser. 2017-AGS, Class A1[d]	1,485,676
3,852,731	3.006%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,d]	3,812,092
	CoreVest American Finance Trust
2,377,172	3.804%, 6/15/2051, Ser. 2018-1, Class Ad	2,386,339
	Credit Acceptance Auto Loan Trust
2,200,000	3.470%, 5/17/2027, Ser. 2018-2A, Class Ad	2,195,822
	Deephaven Residential Mortgage Trust
3,689,840	4.080%, 10/25/2058, Ser. 2018-4A, Class A1[b,d]	3,715,223
	DRB Prime Student Loan Trust
1,326,248	4.406%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1[b,d]	1,349,311
196,820	1.750%, 5/27/2042, Ser. 2017-A, Class A2Ad	196,432
	Earnest Student Loan Program, LLC
2,090,826	2.650%, 1/25/2041, Ser. 2017-A, Class A2[d]	2,073,027
	Edlinc Student Loan Funding Trust
710,307	5.330%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class ATb,d	716,608
	Fifth Third Auto Trust
1,425,000	1.800%, 2/15/2022, Ser. 2017-1, Class A3	1,409,499
	Finance of America Structured Securities Trust
3,091,708	3.375%, 9/25/2028, Ser. 2018-HB1, Class Ab,c,d	3,082,433
	Ford Credit Auto Owner Trust
3,575,000	2.260%, 11/15/2025, Ser. 2014-1, Class Ad	3,564,009
	Garrison BSL CLO, Ltd.
5,000,000	3.341%, (LIBOR 3M + 0.970%), 7/17/2028, Ser. 2018-1A, Class A1[b,d]	4,930,125
	GM Financial Consumer Automobile Receivables Trust
3,242,513	2.080%, 1/19/2021, Ser. 2018-1, Class A2A	3,229,829

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Asset-Backed Securities (27.4%) - continued
	GMAC Mortgage Corporation Loan Trust
$117,632	3.006%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,e]	$128,923
421,474	5.750%, 10/25/2036, Ser. 2006-HE3, Class A2[b]	440,086
	GoldenTree Loan Opportunities, Ltd.
3,000,000	3.809%, (LIBOR 3M + 1.300%), 10/29/2029, Ser. 2014-9A, Class AJR2[b,d]	2,975,835
	Golub Capital Partners, Ltd.
6,000,000	3.610%, (LIBOR 3M + 1.150%), 10/20/2028, Ser. 2018-39A, Class A1[b,d]	5,926,686
	GreatAmerica Leasing Receivables Funding, LLC
1,655,518	2.060%, 6/22/2020, Ser. 2017-1, Class A3[d]	1,648,079
	Invitation Homes Trust
4,493,299	3.555%, (LIBOR 1M + 1.100%), 1/17/2038, Ser. 2018-SFR4, Class Ab,d	4,530,131
	Kubota Credit Owner Trust
1,692,864	1.500%, 7/15/2020, Ser. 2016-1A, Class A3[d]	1,682,179
	Lendmark Funding Trust
1,250,000	2.800%, 5/20/2026, Ser. 2017-2A, Class Ad	1,228,539
	Magnetite CLO, Ltd.
4,500,000	3.696%, (LIBOR 3M + 1.080%), 11/15/2028, Ser. 2016-18A, Class ARb,d	4,443,394
	Marlette Funding Trust
263,520	2.827%, 3/15/2024, Ser. 2017-1A, Class Ad	263,382
2,306,230	2.610%, 3/15/2028, Ser. 2018-1A, Class Ad	2,298,954
2,140,249	3.060%, 7/17/2028, Ser. 2018-2A, Class Ad	2,137,011
4,354,394	3.200%, 9/15/2028, Ser. 2018-3A, Class Ad	4,349,169
	Mercedes-Benz Auto Lease Trust
2,510,648	2.200%, 4/15/2020, Ser. 2018-A, Class A2	2,505,174
	Mill City Mortgage Loan Trust
3,361,852	3.500%, 5/25/2058, Ser. 2018-2, Class A1[b,d]	3,334,632
	MMAF Equipment Finance, LLC
306,228	1.730%, 5/18/2020, Ser. 2017-AA, Class A2[d]	305,723
	Mortgage Equity Conversion Asset Trust
3,382,109	3.110%, (CMT 1Y + 0.490%), 1/25/2042, Ser. 2007-FF1, Class Ab,c,d	3,185,271
3,255,108	3.080%, (CMT 1Y + 0.470%), 2/25/2042, Ser. 2007-FF2, Class Ab,c,d	3,055,896
	National Collegiate Trust
1,867,473	2.801%, (LIBOR 1M + 0.295%), 5/25/2031, Ser. 2007-A, Class Ab,d	1,830,131
	Nationstar HECM Loan Trust
947,620	2.038%, 9/25/2027, Ser. 2017-2A, Class A1[b,d]	944,658
	Navient Student Loan Trust
4,737,545	3.256%, (LIBOR 1M + 0.750%), 7/25/2066, Ser. 2017-1A, Class A2[b,d]	4,756,561
2,800,000	3.106%, (LIBOR 1M + 0.600%), 7/26/2066, Ser. 2017-3A, Class A2[b,d]	2,803,598
	NCUA Guaranteed Notes
790,485	2.737%, (LIBOR 1M + 0.350%), 12/7/2020, Ser. 2010-A1, Class Ab	791,057
	Neuberger Berman CLO, Ltd.
3,000,000	3.649%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class ARb,d	2,958,357
	NextGear Floorplan Master Owner Trust
4,000,000	2.560%, 10/17/2022, Ser. 2017-2A, Class A2[d]	3,962,930
	Northstar Education Finance, Inc.
1,317,908	3.206%, (LIBOR 1M + 0.700%), 12/26/2031, Ser. 2012-1, Class Ab,d	1,317,232
	NRZ Excess Spread-Collateralized Notes Series
1,913,338	3.193%, 1/25/2023, Ser. 2018-PLS1, Class Ad	1,900,936
	Octagon Investment Partners XX, Ltd.
2,934,368	3.748%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class ARb,d	2,923,675
	OZLM VIII, Ltd.
3,500,000	3.625%, (LIBOR 3M + 1.170%), 10/17/2029, Ser. 2014-8A, Class A1RRb,d	3,472,882
	PFS Financing Corporation
3,200,000	2.855%, (LIBOR 1M + 0.400%), 2/15/2022, Ser. 2018-A, Class Ab,d	3,197,701
	Pretium Mortgage Credit Partners, LLC
3,213,157	4.826%, 9/25/2058, Ser. 2018-NPL4, Class A1[d,f]	3,218,954
2,496,155	4.125%, 8/27/2033, Ser. 2018-NPL3, Class A1[d,f]	2,487,373
	Prosper Marketplace Issuance Trust
174,795	2.410%, 9/15/2023, Ser. 2017-2A, Class Ad	174,691
1,506,014	3.110%, 6/17/2024, Ser. 2018-1A, Class Ad	1,503,359
4,220,808	3.350%, 10/15/2024, Ser. 2018-2A, Class Ad	4,212,769
	Race Point IX CLO, Ltd.
1,375,000	3.646%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1ARb,d	1,359,440
	Renaissance Home Equity Loan Trust
3,025,577	5.608%, 5/25/2036, Ser. 2006-1, Class AF3[f]	2,014,531

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Asset-Backed Securities (27.4%) - continued
$1,146,785	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[f]	$598,309
	Santander Retail Auto Lease Trust
3,550,000	2.220%, 1/20/2021, Ser. 2017-A, Class A3[d]	3,520,820
	Securitized Term Auto Receivables Trust
2,831,518	1.890%, 8/25/2020, Ser. 2017-1A, Class A3[d]	2,817,175
	SLM Student Loan Trust
3,318,411	2.906%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	3,245,017
1,437,503	3.026%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	1,440,411
	SoFi Consumer Loan Program Trust
2,130,081	2.930%, 4/26/2027, Ser. 2018-2, Class A1[d]	2,124,706
	SoFi Consumer Loan Program, LLC
1,320,448	2.770%, 5/25/2026, Ser. 2017-3, Class Ad	1,308,725
3,757,905	3.200%, 8/25/2027, Ser. 2018-3, Class A1[d]	3,750,118
	SoFi Professional Loan Program, LLC
779,878	2.420%, 3/25/2030, Ser. 2015-A, Class A2[d]	772,218
5,327	1.480%, 5/26/2031, Ser. 2016-C, Class A2Ad	5,321
907,290	2.510%, 8/25/2033, Ser. 2015-C, Class A2[d]	894,111
645,208	3.356%, (LIBOR 1M + 0.850%), 7/25/2039, Ser. 2016-E, Class A1[b,d]	648,103
	Sound Point CLO XX, Ltd.
4,000,000	3.436%, (LIBOR 3M + 1.100%), 7/26/2031, Ser. 2018-2A, Class Ab,d	3,913,904
	Springleaf Funding Trust
3,565,038	2.900%, 11/15/2029, Ser. 2016-AA, Class Ad	3,544,347
	Stanwich Mortgage Loan Trust
2,381,442	4.500%, 10/18/2023, Ser. 2018-NPB2, Class A1[d]	2,387,014
	Synchrony Credit Card Master Note Trust
1,500,000	3.470%, 5/15/2026, Ser. 2018-2, Class A	1,517,698
	Towd Point Mortgage Trust
3,502,398	3.106%, (LIBOR 1M + 0.600%), 2/25/2057, Ser. 2017-5, Class A1[b,d]	3,483,275
4,805,518	3.250%, 8/25/2058, Ser. 2018-5, Class A1Ab,d	4,745,735
	Upstart Securitization Trust
605,009	3.015%, 8/20/2025, Ser. 2018-1, Class Ad	604,407
3,836,116	3.330%, 12/22/2025, Ser. 2018-2, Class Ad	3,830,082
	Vericrest Opportunity Loan Transferee
2,487,401	4.213%, 8/25/2048, Ser. 2018-NPL5, Class A1Ad,f	2,487,825
2,347,804	4.115%, 9/25/2048, Ser. 2018-NPL6, Class A1Ad,f	2,344,763
	Vericrest Opportunity Loan Trust
5,000,000	4.458%, 10/25/2048, Ser. 2018-NPL9, Class A1Ad,f	5,001,272
	Vericrest Opportunity Loan Trust LXV, LLC
1,677,802	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[d,f]	1,661,290
	Vericrest Opportunity Loan Trust LXXI, LLC
2,729,342	3.967%, 9/25/2048, Ser. 2018-NPL7, Class A1Ad,f	2,714,493
	Verizon Owner Trust
5,500,000	2.060%, 4/20/2022, Ser. 2017-3A, Class A1Ad	5,433,970
	Voya CLO 3, Ltd.
3,368,232	3.210%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2014-3A, Class A1Rb,d	3,351,492
	Wachovia Asset Securitization, Inc.
524,701	2.646%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class Ab,d,e	487,228
	Wheels SPV 2, LLC
1,882,357	1.880%, 4/20/2026, Ser. 2017-1A, Class A2[d]	1,867,612
	World Financial Network Credit Card Master Trust
4,100,000	1.980%, 6/15/2023, Ser. 2017-B, Class A	4,072,268

	Total	246,543,391

Basic Materials (0.8%)
	DowDuPont, Inc.
2,000,000	4.205%, 11/15/2023	2,044,976
	Georgia-Pacific, LLC
2,470,000	2.539%, 11/15/2019[d]	2,451,330
	Glencore Funding, LLC
1,500,000	3.000%, 10/27/2022[d]	1,424,100
	Kinross Gold Corporation
1,000,000	5.950%, 3/15/2024	995,000

	Total	6,915,406

Capital Goods (0.8%)
	Lockheed Martin Corporation
1,500,000	2.500%, 11/23/2020	1,483,260
	Northrop Grumman Corporation
2,000,000	2.550%, 10/15/2022	1,937,105
	Roper Technologies, Inc.
500,000	2.800%, 12/15/2021	489,817
1,250,000	3.650%, 9/15/2023	1,250,825
	Siemens Financieringsmaatschappij NV
2,000,000	3.398%, (LIBOR 3M + 0.610%), 3/16/2022[b,d,g]	2,000,332

	Total	7,161,339

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Collateralized Mortgage Obligations (8.0%)
	Angel Oak Mortgage Trust I, LLC
$2,431,471	3.258%, 4/27/2048, Ser. 2018-1, Class A1[b,d]	$2,422,243
4,095,747	3.674%, 7/27/2048, Ser. 2018-2, Class A1[b,d]	4,082,570
	Arroyo Mortgage Trust
2,996,583	3.763%, 4/25/2048, Ser. 2018-1, Class A1[b,d]	2,989,582
	Bayview Opportunity Master Fund Trust
2,039,993	3.500%, 5/28/2069, Ser. 2017-RT5, Class Ab,d	2,022,161
	Bear Stearns Adjustable Rate Mortgage Trust
389,778	4.730%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[b]	392,721
	Bellemeade Re, Ltd.
4,000,000	3.456%, (LIBOR 1M + 0.950%), 8/25/2028, Ser. 2018-2A, Class M1Ab,d	3,989,876
	Cascade Funding Mortgage Trust
3,054,447	4.000%, 10/25/2068, Ser. 2018-RM2, Class Ab,c,d	3,053,897
	Civic Mortgage, LLC
1,830,477	3.892%, 6/25/2022, Ser. 2018-1, Class A1[d]	1,828,039
4,760,482	4.349%, 11/25/2022, Ser. 2018-2, Class A1[d,f]	4,763,026
	COLT Mortgage Loan Trust
1,251,162	2.614%, 5/27/2047, Ser. 2017-1, Class A1[b,d]	1,243,308
1,544,170	2.930%, 2/25/2048, Ser. 2018-1, Class A1[b,d]	1,526,377
	Countrywide Alternative Loan Trust
334,590	5.500%, 11/25/2035, Ser. 2005-49CB, Class A1	322,066
362,049	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	327,953
648,180	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	607,102
	Countrywide Home Loans, Inc.
806,876	3.837%, 9/20/2036, Ser. 2006-HYB5, Class 2A1[b]	689,756
	Ellington Financial Mortgage Trust
3,810,532	3.256%, (LIBOR 1M + 0.750%), 1/25/2019, Ser. 2018-1, Class AFLA[b,d]	3,807,159
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
644,171	2.250%, 6/25/2025, Ser. 2010-58, Class PT	643,033
	GS Mortgage-Backed Securities Trust
4,950,053	3.750%, 10/25/2057, Ser. 2018-RPL1, Class A1Ad	4,966,851
	Homeward Opportunities Fund Trust
3,090,651	3.766%, 6/25/2048, Ser. 2018-1, Class A1[b,d]	3,086,575
	J.P. Morgan Alternative Loan Trust
1,398,427	3.867%, 3/25/2036, Ser. 2006-A1, Class 2A1[b]	1,291,266
	J.P. Morgan Mortgage Trust
166,197	4.196%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	143,264
	Master Asset Securitization Trust
946,855	3.006%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	430,984
	Radnor RE, Ltd.
3,300,000	3.906%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1[b,d]	3,292,971
	RCO Mortgage, LLC
3,992,854	4.270%, 12/26/2053, Ser. 2018-VFS1, Class A1[b,d]	4,013,428
5,479,255	4.458%, 10/25/2023, Ser. 2018-2, Class A1*,f	5,513,883
	Residential Accredit Loans, Inc. Trust
2,407,542	3.056%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	1,874,123
	Residential Asset Securitization Trust
650,341	5.750%, 2/25/2036, Ser. 2005-A15, Class 5A1	454,510
	Starwood Mortgage Residential Trust
3,919,012	4.121%, 10/25/2048, Ser. 2018-IMC2, Class A1[b,d]	3,950,407
	Structured Asset Securities Corporation Trust
654,843	5.500%, 12/25/2034, Ser. 2005-10, Class 3A1	650,222
	Toorak Mortgage Corporation 2018-1, Ltd.
2,500,000	4.336%, 8/25/2021, Ser. 2018-1, Class A1[d,f]	2,503,783
	Wachovia Mortgage Loan Trust, LLC
407,205	4.695%, 5/20/2036, Ser. 2006-A, Class 2A1[b]	397,246
	WaMu Mortgage Pass Through Certificates
2,451,718	3.037%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	2,282,335
1,423,969	2.897%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	1,333,969
	Wells Fargo Mortgage Backed Securities Trust
675,899	5.500%, 8/25/2035, Ser. 2005-6, Class A12	682,047
408,539	4.608%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	414,574

	Total	71,993,307

Commercial Mortgage-Backed Securities (2.4%)
	Cold Storage Trust
5,150,000	3.455%, (LIBOR 1M + 1.000%), 4/15/2024, Ser. 2017-ICE3, Class Ab,d	5,057,922

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Commercial Mortgage-Backed Securities (2.4%) - continued
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
$4,500,000	2.787%, (LIBOR 1M + 0.440%), 10/25/2025, Ser. KBF2, Class Ab	$4,499,983
	Federal National Mortgage Association - ACES
2,744,232	3.560%, 9/25/2021, Ser. 2018-M5, Class A2[b]	2,774,831
	Wells Fargo Commercial Mortgage Trust
5,518,524	2.819%, 8/15/2050, Ser. 2014-LC16, Class A2	5,507,387
3,575,000	2.632%, 5/15/2048, Ser. 2015-NXS1, Class A2	3,557,324

	Total	21,397,447

Communications Services (2.4%)
	American Tower Corporation
2,200,000	3.450%, 9/15/2021	2,199,493
	AT&T, Inc.
1,735,000	3.733%, (LIBOR 3M + 0.930%), 6/30/2020[b]	1,733,425
1,000,000	3.200%, 3/1/2022	986,412
2,000,000	3.504%, (LIBOR 3M + 0.890%), 2/15/2023[b]	1,964,307
	Charter Communications Operating, LLC
1,000,000	3.579%, 7/23/2020	998,759
1,000,000	4.464%, 7/23/2022	1,009,558
	Comcast Corporation
1,750,000	3.038%, (LIBOR 3M + 0.630%), 4/15/2024[b]	1,709,862
	Cox Communications, Inc.
1,500,000	3.150%, 8/15/2024[d]	1,442,895
	Crown Castle International Corporation
250,000	3.400%, 2/15/2021	249,904
1,000,000	2.250%, 9/1/2021	966,779
1,000,000	3.200%, 9/1/2024	946,448
	Discovery Communications, LLC
2,000,000	2.950%, 3/20/2023	1,915,198
	Moody’s Corporation
1,250,000	2.750%, 7/15/2019	1,250,215
	Omnicom Group, Inc.
1,242,000	3.625%, 5/1/2022	1,224,754
	SES Global Americas Holdings GP
1,375,000	2.500%, 3/25/2019[d]	1,371,702
	Vodafone Group plc
2,000,000	3.426%, (LIBOR 3M + 0.990%), 1/16/2024[b]	1,950,983

	Total	21,920,694

Consumer Cyclical (2.5%)
	Alibaba Group Holding, Ltd.
500,000	2.800%, 6/6/2023	483,974
	BMW U.S. Capital, LLC
1,550,000	1.500%, 4/11/2019[d]	1,544,033
	BMW US Capital, LLC
1,500,000	2.835%, (LIBOR 3M + 0.410%), 4/12/2021[b,d]	1,485,402
	Daimler Finance North America, LLC
2,000,000	3.112%, (LIBOR 3M + 0.530%), 5/5/2020[b,d]	1,993,031
1,000,000	3.422%, (LIBOR 3M + 0.840%), 5/4/2023[b,d]	989,659
	Ford Motor Credit Company, LLC
1,000,000	4.083%, (LIBOR 3M + 1.270%), 3/28/2022[b]	955,528
1,000,000	3.851%, (LIBOR 3M + 1.235%), 2/15/2023[b]	925,140
	General Motors Financial Company, Inc.
1,800,000	3.366%, (LIBOR 3M + 0.930%), 4/13/2020[b]	1,788,746
3,500,000	4.113%, (LIBOR 3M + 1.310%), 6/30/2022[b]	3,382,795
	Home Depot, Inc.
1,900,000	4.400%, 4/1/2021	1,956,641
	Hyundai Capital Services, Inc.
1,000,000	3.000%, 3/6/2022[d]	973,862
1,500,000	3.000%, 8/29/2022[d]	1,451,183
	Ralph Lauren Corporation
275,000	2.625%, 8/18/2020	271,994
	Tesla Auto Lease Trust
2,500,000	3.710%, 8/20/2021, Ser. 2018-B, Class Ad	2,506,030
	Volkswagen Group of America Finance, LLC
2,000,000	4.250%, 11/13/2023[d]	1,983,482

	Total	22,691,500

Consumer Non-Cyclical (5.0%)
	Anheuser-Busch InBev Finance, Inc.
2,290,000	3.819%, (LIBOR 3M + 1.260%), 2/1/2021[b]	2,302,537
1,415,000	3.300%, 2/1/2023	1,377,733
	Anheuser-Busch InBev Worldwide, Inc.
1,000,000	3.165%, (LIBOR 3M + 0.740%), 1/12/2024[b]	970,700
	BAT Capital Corporation
2,000,000	3.496%, (LIBOR 3M + 0.880%), 8/15/2022[b]	1,961,565
	Bayer U.S. Finance, LLC
1,250,000	2.375%, 10/8/2019[d]	1,240,023
2,000,000	3.798%, (LIBOR 3M + 1.010%), 12/15/2023[b,d]	1,912,492
	Becton, Dickinson and Company
1,000,000	3.678%, (LIBOR 3M + 0.875%), 12/29/2020[b]	989,949
2,050,000	3.125%, 11/8/2021	2,021,736
	Boston Scientific Corporation
1,875,000	6.000%, 1/15/2020	1,922,161
	Cargill, Inc.
1,000,000	3.250%, 3/1/2023[d]	998,420
	Church & Dwight Company, Inc.
1,400,000	2.450%, 12/15/2019	1,387,255

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Consumer Non-Cyclical (5.0%) - continued
	Cigna Corporation
$500,000	3.326%, (LIBOR 3M + 0.890%), 7/15/2023[b,d]	$492,381
	CK Hutchison International, Ltd.
2,000,000	2.750%, 3/29/2023[d]	1,932,073
	Conagra Brands, Inc.
1,750,000	4.300%, 5/1/2024	1,739,315
	Constellation Brands, Inc.
1,000,000	2.700%, 5/9/2022	965,835
500,000	3.200%, 2/15/2023	484,827
	CVS Caremark Corporation
1,000,000	4.000%, 12/5/2023	1,002,794
	CVS Health Corporation
1,750,000	3.700%, 3/9/2023	1,731,166
	General Mills, Inc.
1,500,000	3.459%, (LIBOR 3M + 1.010%), 10/17/2023[b]	1,465,149
	Imperial Tobacco Finance plc
1,500,000	3.750%, 7/21/2022[d]	1,487,848
	Kraft Heinz Foods Company
1,500,000	3.438%, (LIBOR 3M + 0.820%), 8/10/2022[b]	1,481,782
	Laboratory Corporation of America Holdings
1,485,000	2.625%, 2/1/2020	1,474,511
	Mead Johnson Nutrition Company
1,000,000	3.000%, 11/15/2020	996,879
	Merck & Company, Inc.
1,825,000	2.990%, (LIBOR 3M + 0.375%), 2/10/2020[b]	1,826,145
	Mondelez International, Inc.
1,858,000	3.061%, (LIBOR 3M + 0.520%), 2/1/2019[b]	1,858,026
	Mylan, Inc.
1,220,000	3.125%, 1/15/2023[d]	1,143,967
	PepsiCo, Inc.
1,185,000	2.938%, (LIBOR 3M + 0.530%), 10/6/2021[b]	1,187,706
	Perrigo Finance Unlimited Company
500,000	3.900%, 12/15/2024	462,653
	Reynolds American, Inc.
530,000	3.250%, 6/12/2020	526,665
	Smithfield Foods, Inc.
780,000	2.700%, 1/31/2020[d]	769,352
2,000,000	2.650%, 10/3/2021[d]	1,911,324
	Teva Pharmaceutical Finance Netherlands III BV
1,000,000	6.000%, 4/15/2024	963,149
	UnitedHealth Group, Inc.
1,000,000	3.500%, 2/15/2024	1,006,330
	Zimmer Biomet Holdings, Inc.
1,500,000	3.554%, (LIBOR 3M + 0.750%), 3/19/2021[b]	1,485,954

	Total	45,480,402

Energy (3.8%)
	Andeavor Logistics, LP
500,000	3.500%, 12/1/2022	483,910
	BP Capital Markets America, Inc.
1,500,000	3.454%, (LIBOR 3M + 0.650%), 9/19/2022[b]	1,500,156
1,000,000	3.790%, 2/6/2024	1,010,721
	BP Capital Markets plc
1,600,000	1.676%, 5/3/2019	1,592,250
	DCP Midstream Operating, LP
1,650,000	2.700%, 4/1/2019	1,636,594
	Enable Midstream Partners, LP
1,250,000	2.400%, 5/15/2019	1,242,919
	Enbridge, Inc.
1,000,000	2.900%, 7/15/2022	967,714
	Encana Corporation
1,000,000	3.900%, 11/15/2021	1,000,804
	Energy Transfer Operating, LP
1,660,000	4.200%, 9/15/2023	1,635,893
	EOG Resources, Inc.
1,025,000	2.625%, 3/15/2023	984,658
	EQM Midstream Partners LP
1,500,000	4.750%, 7/15/2023	1,492,973
	EQT Corporation
1,000,000	3.000%, 10/1/2022	948,177
	Exxon Mobil Corporation
2,100,000	1.708%, 3/1/2019	2,096,261
1,785,000	3.109%, (LIBOR 3M + 0.370%), 3/6/2022[b]	1,783,679
	Hess Corporation
2,000,000	3.500%, 7/15/2024	1,881,455
	Marathon Oil Corporation
1,000,000	2.800%, 11/1/2022	939,184
	Marathon Petroleum Corporation
1,325,000	3.400%, 12/15/2020	1,324,327
	Newfield Exploration Company
1,000,000	5.750%, 1/30/2022	1,010,000
	NiSource Finance Corporation
1,000,000	2.650%, 11/17/2022	957,330
	Petrobras Global Finance BV
442,000	6.125%, 1/17/2022	453,602
	Petroleos Mexicanos
1,300,000	6.421%, (LIBOR 3M + 3.650%), 3/11/2022[b]	1,303,250
1,420,250	2.378%, 4/15/2025	1,402,030
	Plains All American Pipeline, LP
2,000,000	3.850%, 10/15/2023	1,956,676
	Shell International Finance BV
1,735,000	3.068%, (LIBOR 3M + 0.450%), 5/11/2020[b]	1,737,324
	Sinopec Group Overseas Development, Ltd.
1,325,000	1.750%, 9/29/2019[d]	1,311,076
	Transcontinental Gas Pipe Line Company, LLC
600,000	7.850%, 2/1/2026	725,641
	Williams Partners, LP
1,325,000	3.600%, 3/15/2022	1,300,862

	Total	34,679,466

Financials (17.5%)
	ABN AMRO Bank NV
1,900,000	2.450%, 6/4/2020[d]	1,875,471
	AerCap Ireland Capital Designated Activity Company and AerCap Global Aviation Trust
1,000,000	3.300%, 1/23/2023	950,658

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Financials (17.5%) - continued
	Air Lease Corporation
$1,750,000	3.500%, 1/15/2022	$1,722,089
	American Express Credit Corporation
2,580,000	3.351%, (LIBOR 3M + 0.550%), 3/18/2019[b]	2,581,452
850,000	3.828%, (LIBOR 3M + 1.050%), 9/14/2020[b]	855,698
	American International Group, Inc.
1,150,000	3.300%, 3/1/2021	1,146,060
	Ares Capital Corporation
1,250,000	3.875%, 1/15/2020	1,252,496
	Athene Global Funding
2,000,000	3.628%, (LIBOR 3M + 1.230%), 7/1/2022[b,d]	2,008,461
	Banco Santander SA
800,000	3.545%, (LIBOR 3M + 1.120%), 4/12/2023[b]	784,467
	Bank of America Corporation
2,200,000	3.266%, (LIBOR 3M + 0.870%), 4/1/2019[b]	2,203,240
1,500,000	3.046%, (LIBOR 3M + 0.650%), 10/1/2021[b]	1,488,976
1,185,000	3.629%, (LIBOR 3M + 1.160%), 1/20/2023[b]	1,183,977
1,500,000	3.487%, (LIBOR 3M + 1.000%), 4/24/2023[b]	1,483,844
500,000	2.816%, 7/21/2023[b]	483,612
1,100,000	6.100%, 3/17/2025[b,h]	1,083,500
1,500,000	3.352%, (LIBOR 3M + 0.770%), 2/5/2026[b]	1,418,082
	Bank of New York Mellon Corporation
675,000	4.500%, 6/20/2023[b,h]	581,155
	Barclays plc
1,250,000	3.250%, 1/12/2021	1,224,123
1,000,000	3.684%, 1/10/2023	960,803
2,000,000	4.009%, (LIBOR 3M + 1.380%), 5/16/2024[b]	1,904,439
	BB&T Corporation
1,520,000	3.151%, (LIBOR 3M + 0.715%), 1/15/2020[b]	1,522,929
	BNZ International Funding, Ltd.
1,000,000	3.346%, (LIBOR 3M + 0.700%), 2/21/2020[b,d]	1,001,728
1,325,000	3.758%, (LIBOR 3M + 0.980%), 9/14/2021[b,d]	1,331,426
	BPCE SA
1,000,000	3.897%, (LIBOR 3M + 1.220%), 5/22/2022[b,d]	996,134
	Capital One Financial Corporation
2,000,000	3.378%, (LIBOR 3M + 0.760%), 5/12/2020[b]	2,000,000
	Capital One NA
1,000,000	3.411%, (LIBOR 3M + 0.820%), 8/8/2022[b]	980,706
1,500,000	3.670%, (LIBOR 3M + 1.150%), 1/30/2023[b]	1,483,207
	Citigroup, Inc.
1,840,000	3.180%, (LIBOR 3M + 0.770%), 4/8/2019[b]	1,841,567
1,500,000	3.450%, (LIBOR 3M + 0.960%), 4/25/2022[b]	1,480,263
1,725,000	4.168%, (LIBOR 3M + 1.430%), 9/1/2023[b]	1,725,954
2,000,000	3.740%, (LIBOR 3M + 1.100%), 5/17/2024[b]	1,951,220
	CNA Financial Corporation
3,000,000	5.875%, 8/15/2020	3,111,650
1,250,000	5.750%, 8/15/2021	1,319,123
	Comerica, Inc.
750,000	3.700%, 7/31/2023	749,536
	Compass Bank
1,500,000	2.875%, 6/29/2022	1,437,263
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,500,000	11.000%, 6/30/2019[b,d,h]	1,548,750
1,600,000	2.500%, 1/19/2021	1,573,548
	Credit Agricole SA
1,650,000	3.236%, (LIBOR 3M + 0.800%), 4/15/2019[b,d]	1,652,315
1,800,000	3.737%, (LIBOR 3M + 0.970%), 6/10/2020[b,d]	1,809,234
1,050,000	8.125%, 12/23/2025[b,d,h]	1,078,875
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[d]	1,563,750
990,000	7.500%, 12/11/2023[b,d,h]	1,006,335
	Discover Bank
1,850,000	8.700%, 11/18/2019	1,929,512
	Fifth Third Bancorp
1,185,000	2.875%, 10/1/2021	1,170,957
	GATX Corporation
1,500,000	4.350%, 2/15/2024	1,524,250
	Goldman Sachs Capital II
88,000	4.000%, (LIBOR 3M + 0.768%), 2/4/2019[b,h]	59,840
	Goldman Sachs Group, Inc.
2,160,000	3.637%, (LIBOR 3M + 1.160%), 4/23/2020[b]	2,167,467
1,720,000	3.786%, (LIBOR 3M + 1.170%), 11/15/2021[b]	1,715,993
1,000,000	3.487%, (LIBOR 3M + 1.000%), 7/24/2023[b]	971,688
1,375,000	4.306%, (LIBOR 3M + 1.600%), 11/29/2023[b]	1,362,645
	HSBC Bank Canada
1,000,000	3.300%, 11/28/2021[d]	1,010,692
	HSBC Holdings plc
1,325,000	3.908%, (LIBOR 3M + 1.500%), 1/5/2022[b]	1,338,257
2,000,000	3.262%, 3/13/2023[b]	1,957,227
1,500,000	6.250%, 3/23/2023[b,h]	1,406,250
	Huntington Bancshares, Inc.
1,550,000	3.150%, 3/14/2021	1,543,045
	ING Groep NV
1,650,000	6.000%, 4/16/2020[b,h]	1,602,810
2,600,000	3.953%, (LIBOR 3M + 1.150%), 3/29/2022[b]	2,599,094
	International Lease Finance Corporation
1,560,000	5.875%, 8/15/2022	1,633,951
	J.P. Morgan Chase & Company
1,500,000	2.250%, 1/23/2020	1,484,893
1,250,000	5.300%, 5/1/2020[b,h]	1,234,375
1,750,000	3.875%, 9/10/2024	1,725,224

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Financials (17.5%) - continued
$1,500,000	3.264%, (LIBOR 3M + 0.850%), 1/10/2025[b]	$1,436,244
	J.P. Morgan Chase Bank NA
1,350,000	3.414%, (LIBOR 3M + 0.590%), 9/23/2019[b]	1,350,407
	Kilroy Realty, LP
750,000	3.800%, 1/15/2023	746,796
	Lincoln National Corporation
1,000,000	4.000%, 9/1/2023	1,019,358
	Lloyds Banking Group plc
2,000,000	2.907%, 11/7/2023[b]	1,891,116
350,000	4.582%, 12/10/2025	331,497
	Macquarie Group, Ltd.
1,500,000	3.727%, (LIBOR 3M + 1.020%), 11/28/2023[b,d]	1,468,080
	Mitsubishi UFJ Financial Group, Inc.
1,325,000	3.839%, (LIBOR 3M + 1.060%), 9/13/2021[b]	1,327,289
1,400,000	3.609%, (LIBOR 3M + 0.920%), 2/22/2022[b]	1,390,957
	Mizuho Financial Group Cayman 3, Ltd.
825,000	4.600%, 3/27/2024[d]	836,628
	Mizuho Financial Group, Inc.
1,325,000	3.919%, (LIBOR 3M + 1.140%), 9/13/2021[b]	1,330,048
1,500,000	3.647%, (LIBOR 3M + 0.940%), 2/28/2022[b]	1,499,274
	Morgan Stanley
1,000,000	5.450%, 7/15/2019[b,h]	972,620
2,050,000	3.414%, (LIBOR 3M + 0.800%), 2/14/2020[b]	2,050,053
1,100,000	5.550%, 7/15/2020[b,h]	1,067,550
2,000,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[b]	1,993,440
1,600,000	3.887%, (LIBOR 3M + 1.400%), 10/24/2023[b]	1,592,221
1,750,000	5.000%, 11/24/2025	1,785,226
	Nationwide Building Society
2,000,000	3.766%, 3/8/2024[b,d]	1,924,757
	Peachtree Corners Funding Trust
1,375,000	3.976%, 2/15/2025[d]	1,334,332
	Prudential Financial, Inc.
1,160,000	2.350%, 8/15/2019	1,154,556
	Realty Income Corporation
2,000,000	3.250%, 10/15/2022	1,980,408
	Regions Financial Corporation
1,000,000	3.200%, 2/8/2021	993,571
	Reinsurance Group of America, Inc.
2,000,000	4.700%, 9/15/2023	2,086,838
	Reliance Standard Life Global Funding II
1,535,000	2.500%, 4/24/2019[d]	1,531,226
	Royal Bank of Scotland Group plc
1,000,000	3.498%, 5/15/2023[b]	961,572
2,000,000	4.086%, (LIBOR 3M + 1.470%), 5/15/2023[b]	1,940,108
	Santander Holdings USA, Inc.
1,000,000	3.400%, 1/18/2023	960,937
	Santander UK plc
750,000	3.125%, 1/8/2021	736,289
	Simon Property Group, LP
1,390,000	2.500%, 9/1/2020	1,374,730
1,600,000	2.500%, 7/15/2021	1,574,658
	Stadshypotek AB
2,000,000	1.875%, 10/2/2019[d]	1,984,449
2,000,000	2.500%, 4/5/2022[d]	1,970,000
	Standard Chartered plc
1,175,000	3.950%, 1/11/2023[d]	1,146,213
	State Street Corporation
2,499,000	3.540%, (LIBOR 3M + 0.900%), 8/18/2020[b]	2,510,383
	SunTrust Banks, Inc.
775,000	2.900%, 3/3/2021	768,269
	Svenska Handelsbanken AB
750,000	3.278%, (LIBOR 3M + 0.490%), 6/17/2019[b]	750,709
	Synchrony Financial
1,440,000	3.812%, (LIBOR 3M + 1.230%), 2/3/2020[b]	1,438,911
1,485,000	4.250%, 8/15/2024	1,363,783
	Toronto-Dominion Bank
1,500,000	3.708%, (LIBOR 3M + 0.930%), 12/14/2020[b]	1,513,095
	USB Group Funding Jersey, Ltd.
2,250,000	4.264%, (LIBOR 3M + 1.440%), 9/24/2020[b,d]	2,279,842
	USB Realty Corporation
1,495,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,d,h]	1,293,175
	Ventas Realty, LP
2,000,000	3.100%, 1/15/2023	1,950,096
	Voya Financial, Inc.
500,000	5.650%, 5/15/2053[b]	469,900
	Wells Fargo & Company
1,000,000	6.558%, (LIBOR 3M + 3.770%), 3/15/2019[b,h]	993,750
2,155,000	3.200%, (LIBOR 3M + 0.680%), 1/30/2020[b]	2,159,298
750,000	3.450%, 2/13/2023	734,222
1,600,000	3.757%, (LIBOR 3M + 1.230%), 10/31/2023[b]	1,595,051
	Welltower, Inc.
1,750,000	3.950%, 9/1/2023	1,754,251

	Total	158,114,469

Foreign Government (0.7%)
	Argentina Government International Bond
1,560,000	5.625%, 1/26/2022	1,316,250
	Export-Import Bank of Korea
2,130,000	2.250%, 1/21/2020	2,111,269
	Kommunalbanken AS
2,555,000	1.500%, 10/22/2019[d]	2,531,915
	Poland Government International Bond
125,000	4.000%, 1/22/2024	127,876

	Total	6,087,310

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Mortgage-Backed Securities (1.8%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$627,391	4.272%, (LIBOR 12M + 1.515%), 1/1/2043[b]	$646,375
634,917	4.276%, (LIBOR 12M + 1.550%), 7/1/2043[b]	653,591
6,750,000	4.500%, 1/1/2049[i]	6,992,938
250,000	5.000%, 1/1/2049[i]	261,947
	Government National Mortgage Association Conventional 30-Yr. Pass Through
7,000,000	4.500%, 1/1/2049[i]	7,243,423
	GSAA Home Equity Trust
844,140	4.562%, 8/25/2034, Ser. 2004-10, Class M2[f]	829,157

	Total	16,627,431

Technology (1.9%)
	Amphenol Corporation
1,136,000	2.550%, 1/30/2019	1,135,254
	Apple, Inc.
3,050,000	2.892%, (LIBOR 3M + 0.300%), 5/6/2019[b]	3,051,951
1,735,000	2.918%, (LIBOR 3M + 0.300%), 5/6/2020[b]	1,734,915
	Broadcom Corporation
1,565,000	2.375%, 1/15/2020	1,545,285
2,000,000	2.650%, 1/15/2023	1,861,180
	Cisco Systems, Inc.
2,185,000	3.238%, (LIBOR 3M + 0.500%), 3/1/2019[b]	2,186,313
	Diamond 1 Finance Corporation
885,000	3.480%, 6/1/2019[d]	882,387
	Hewlett Packard Enterprise Company
1,750,000	3.500%, 10/5/2021	1,754,745
	Marvell Technology Group, Ltd.
1,000,000	4.200%, 6/22/2023	997,044
	Texas Instruments, Inc.
1,000,000	1.750%, 5/1/2020	984,200
	VMware, Inc.
1,000,000	2.950%, 8/21/2022	953,119

	Total	17,086,393

Transportation (1.5%)
	Air Canada Pass Through Trust
1,159,055	3.875%, 3/15/2023[d]	1,122,197
	American Airlines Pass Through Trust
999,598	4.950%, 1/15/2023	1,014,642
748,776	3.700%, 5/1/2023	721,970
	British Airways plc
1,170,842	4.625%, 6/20/2024[d]	1,196,483
	Continental Airlines, Inc.
2,370,215	4.150%, 4/11/2024	2,364,053
	Delta Air Lines, Inc.
403,161	4.750%, 5/7/2020	408,120
	ERAC USA Finance, LLC
1,600,000	2.600%, 12/1/2021[d]	1,556,696
	J.B. Hunt Transport Services, Inc.
1,175,000	3.300%, 8/15/2022	1,165,389
	Ryder System, Inc.
1,000,000	3.400%, 3/1/2023	986,776
	TTX Company
2,000,000	2.250%, 2/1/2019[d]	1,997,803
800,000	4.125%, 10/1/2023[d]	806,071

	Total	13,340,200

U.S. Government & Agencies (16.8%)
	Federal National Mortgage Association
1,000,000	2.500%, 4/13/2021	999,148
12,500,000	2.875%, 9/12/2023	12,646,350
	U.S. Treasury Bonds
1,325,000	2.250%, 11/15/2027	1,280,899
1,335,000	5.500%, 8/15/2028	1,650,306
200,000	3.000%, 5/15/2042	200,565
1,425,000	2.500%, 5/15/2046	1,287,514
	U.S. Treasury Bonds, TIPS
7,476,924	0.125%, 1/15/2023	7,221,959
6,804,395	0.375%, 1/15/2027	6,463,712
7,882,268	0.375%, 7/15/2027	7,478,421
6,403,260	1.000%, 2/15/2046	6,071,871
	U.S. Treasury Notes
10,440,000	1.500%, 10/31/2019	10,342,490
1,000,000	1.750%, 11/30/2019	992,148
1,100,000	1.875%, 12/15/2020	1,086,676
1,550,000	1.375%, 5/31/2021	1,509,915
1,250,000	2.625%, 6/15/2021	1,253,958
39,595,000	1.125%, 8/31/2021	38,214,024
1,500,000	1.875%, 7/31/2022	1,468,897
19,585,000	2.000%, 11/30/2022	19,229,141
9,750,000	2.750%, 7/31/2023	9,853,812
2,000,000	2.875%, 7/31/2025	2,035,654
	U.S. Treasury Notes, TIPS
20,271,670	0.125%, 4/15/2021	19,712,395

	Total	150,999,855

Utilities (2.7%)
	Ameren Corporation
1,150,000	2.700%, 11/15/2020	1,134,404
	American Electric Power Company, Inc.
1,000,000	3.650%, 12/1/2021	1,007,465
	CenterPoint Energy, Inc.
1,750,000	3.850%, 2/1/2024	1,758,378
	DTE Energy Company
595,000	2.400%, 12/1/2019	588,903
1,500,000	3.700%, 8/1/2023	1,489,404
	Duke Energy Carolinas, LLC
500,000	3.950%, 11/15/2028	512,479
	Edison International
1,000,000	2.950%, 3/15/2023	944,573
	Enel Finance International NV
2,000,000	2.750%, 4/6/2023[d]	1,845,030
	Exelon Corporation
1,650,000	2.850%, 6/15/2020	1,636,674
1,250,000	3.497%, 6/1/2022	1,221,436
	Exelon Generation Company, LLC
1,255,000	2.950%, 1/15/2020	1,248,923
	ITC Holdings Corporation
1,500,000	2.700%, 11/15/2022	1,449,786

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (96.0%)	Value
Utilities (2.7%) - continued
	National Rural Utilities Cooperative Finance Corporation
$1,150,000	4.750%, 4/30/2043[b]	$1,097,779
	NiSource, Inc.
1,250,000	5.650%, 6/15/2023[b,d,h]	1,162,500
	PPL Capital Funding, Inc.
1,580,000	3.500%, 12/1/2022	1,554,293
	Public Service Electric And Gas Company
2,430,000	1.800%, 6/1/2019	2,415,926
	Sempra Energy
1,530,000	2.400%, 3/15/2020	1,508,318
	Southern Company
1,500,000	2.950%, 7/1/2023	1,449,183

	Total	24,025,454

	Total Long-Term Fixed Income (cost $877,371,784)	865,064,064

Shares	Preferred Stock (0.3%)
Financials (0.3%)
66,000	Citigroup Capital XIII, 8.890%[b]	1,744,380
8,125	Farm Credit Bank of Texas, 6.750%[b,d,h]	812,500

	Total	2,556,880

	Total Preferred Stock (cost $2,634,100)	2,556,880

	Common Stock (0.1%)
Energy (0.1%)
38,985	Pacific Drilling SAj	520,450

	Total	520,450

	Total Common Stock (cost $793,888)	520,450

	Collateral Held for Securities Loaned (0.1%)
1,375,263	Thrivent Cash Management Trust	1,375,263

	Total Collateral Held for Securities Loaned (cost $1,375,263)	1,375,263

Shares or Principal Amount	Short-Term Investments (4.2%)
	Federal Home Loan Bank Discount Notes
1,200,000	2.240%, 1/16/2019[k,l]	1,198,889
	Thrivent Core Short-Term Reserve Fund
3,678,551	2.670%	36,785,512

	Total Short-Term Investments (cost $37,984,392)	37,984,401

	Total Investments (cost $926,255,409) 101.3%	$913,208,279

	Other Assets and Liabilities, Net (1.3%)	(11,990,050)

	Total Net Assets 100.0%	$901,218,229

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $361,538,053 or 40.1% of total net assets.

e	All or a portion of the security is insured or guaranteed.
f	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2018.
g	All or a portion of the security is on loan.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
i	Denotes investments purchased on a when-issued or delayed delivery basis.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Limited Maturity Bond Portfolio as of December 31, 2018 was $5,513,883 or 0.6% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2018.

Security	Acquisition Date	Cost
RCO Mortgage, LLC, 10/25/2023	11/1/2018	$5,479,255

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Limited Maturity Bond Portfolio as of December 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$1,345,223

Total lending	$1,345,223
Gross amount payable upon return of collateral for securities loaned	$1,375,263

Net amounts due to counterparty	$30,040

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

LIMITED MATURITY BOND PORTFOLIO

Schedule of Investments as of December 31, 2018

Definitions:

ACES	-	Alternative Credit Enhancement Securities
CLO	-	Collateralized Loan Obligation
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (99.4%)	Value
Communications Services (2.5%)
11,545	AMC Networks, Inc.[a]	$633,589
1,257	Cable One, Inc.	1,030,866
16,294	Cars.com Inc.[a]	350,321
27,005	Cinemark Holdings, Inc.	966,779
11,547	John Wiley and Sons, Inc.	542,362
35,463	Live Nation Entertainment, Inc.[a]	1,746,553
10,101	Meredith Corporation[b]	524,646
35,854	New York Times Company	799,186
54,648	Tegna, Inc.	594,024
23,387	Telephone & Data Systems, Inc.	761,013
11,019	World Wrestling Entertainment, Inc.	823,340
19,555	Yelp, Inc.[a]	684,229

	Total	9,456,908

Consumer Discretionary (11.7%)
17,576	Aaron’s, Inc.	739,071
22,060	Adient plc	332,224
15,048	Adtalem Global Education, Inc.[a]	712,071
42,797	American Eagle Outfitters, Inc.	827,266
14,609	AutoNation, Inc.[a]	521,541
35,592	Bed Bath & Beyond, Inc.[b]	402,901
10,248	Big Lots, Inc.	296,372
20,532	Boyd Gaming Corporation	426,655
9,901	Brinker International, Inc.[b]	435,446
22,034	Brunswick Corporation	1,023,479
11,735	Carter’s, Inc.	957,811
10,713	Cheesecake Factory, Inc.[b]	466,123
3,024	Churchill Downs, Inc.	737,675
6,097	Cracker Barrel Old Country Store, Inc.	974,666
36,705	Dana, Inc.	500,289
7,461	Deckers Outdoor Corporation[a]	954,635
22,558	Delphi Technologies plc	323,031
18,909	Dick’s Sporting Goods, Inc.	589,961
4,725	Dillard’s, Inc.[b]	284,965
10,627	Domino’s Pizza, Inc.	2,635,390
21,177	Dunkin’ Brands Group, Inc.	1,357,869
16,503	Eldorado Resorts, Inc.[a]	597,574
14,156	Five Below, Inc.[a]	1,448,442
67,180	Gentex Corporation	1,357,708
1,110	Graham Holdings Company	711,044
6,693	Helen of Troy, Ltd.[a]	877,988
6,204	International Speedway Corporation	272,107
6,592	Jack in the Box, Inc.	511,737
21,742	KB Home	415,272
10,397	Marriott Vacations Worldwide Corporation	733,092
23,032	Michaels Companies, Inc.[a]	311,853
7,603	Murphy USA, Inc.[a]	582,694
864	NVR, Inc.[a]	2,105,559
13,057	Ollie’s Bargain Outlet Holdings, Inc.[a]	868,421
5,699	Papa John’s International, Inc.	226,877
27,063	Penn National Gaming, Inc.[a]	509,596
14,859	Polaris Industries, Inc.	1,139,388
10,258	Pool Corporation	1,524,852
30,507	Sally Beauty Holdings, Inc.[a]	520,144
13,937	Scientific Games Corporation[a]	249,194
46,365	Service Corporation International	1,866,655
13,182	Signet Jewelers, Ltd.	418,792
18,144	Six Flags Entertainment Corporation	1,009,351
34,319	Skechers USA, Inc.[a]	785,562
8,916	Sotheby’s Holdings, Inc.[a]	354,322
11,609	Tempur Sealy International, Inc.[a,b]	480,613
16,883	Texas Roadhouse, Inc.	1,007,915
12,713	Thor Industries, Inc.	661,076
34,440	Toll Brothers, Inc.	1,134,109
36,465	Tri Pointe Homes, Inc.[a]	398,562
12,435	Tupperware Brands Corporation	392,573
19,373	Urban Outfitters, Inc.[a]	643,184
7,457	Visteon Corporation[a]	449,508
9,813	Weight Watchers International, Inc.[a]	378,291
47,555	Wendy’s Company	742,334
20,463	Williams-Sonoma, Inc.[b]	1,032,358
24,968	Wyndham Destinations, Inc.	894,853
25,384	Wyndham Hotels & Resorts, Inc.	1,151,672

	Total	44,264,713

Consumer Staples (2.9%)
2,189	Boston Beer Company, Inc.[a]	527,199
9,285	Casey’s General Stores, Inc.	1,189,780
13,727	Edgewell Personal Care Company[a]	512,704
15,186	Energizer Holdings, Inc.	685,648
46,615	Flowers Foods, Inc.	860,979
22,705	Hain Celestial Group, Inc.[a]	360,101
18,037	Ingredion, Inc.	1,648,582
4,958	Lancaster Colony Corporation	876,872
14,096	Nu Skin Enterprises, Inc.	864,508
16,922	Post Holdings, Inc.[a]	1,508,258
5,097	Sanderson Farms, Inc.	506,081
32,289	Sprouts Farmers Markets, Inc.[a]	759,114
4,706	Tootsie Roll Industries, Inc.[b]	157,180
14,293	TreeHouse Foods, Inc.[a]	724,798

	Total	11,181,804

Energy (3.7%)
19,650	Apergy Corporation[a]	532,122
57,773	Callon Petroleum Company[a]	374,947
231,278	Chesapeake Energy Corporation[a,b]	485,684
52,186	CNX Resources Corporation[a]	595,964
11,218	Core Laboratories NVb	669,266
16,403	Diamond Offshore Drilling, Inc.[a]	154,844
9,171	Dril-Quip, Inc.[a]	275,405
110,929	Ensco plc[b]	394,907
65,241	EQT Corporation	1,232,402
52,135	Equitrans Midstream Corporation[a]	1,043,743
26,306	Matador Resources Company[a]	408,532
45,870	McDermott International, Inc.[a]	299,990
41,330	Murphy Oil Corporation	966,709
67,843	Oasis Petroleum, Inc.[a]	375,172
25,025	Oceaneering International, Inc.[a]	302,803
55,904	Patterson-UTI Energy, Inc.	578,606
30,444	PBF Energy, Inc.	994,605
60,157	QEP Resources, Inc.[a]	338,684
52,607	Range Resources Corporation	503,449
32,299	Rowan Companies plc[a]	270,989
26,212	SM Energy Company	405,762
148,967	Southwestern Energy Company[a]	507,977
128,524	Transocean, Ltd.[a]	891,957
17,263	World Fuel Services Corporation	369,601
100,289	WPX Energy, Inc.[a]	1,138,280

	Total	14,112,400

Financials (16.4%)
3,787	Alleghany Corporation	2,360,513
17,873	American Financial Group, Inc.	1,618,043
15,162	Aspen Insurance Holdings, Ltd.	636,652
42,489	Associated Banc-Corp	840,857
22,818	BancorpSouth Bank	596,462
10,669	Bank of Hawaii Corporation	718,237
30,706	Bank OZK	701,018
60,121	Brown & Brown, Inc.	1,656,935
19,598	Cathay General Bancorp	657,121

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (99.4%)	Value
Financials (16.4%) - continued
18,120	Chemical Financial Corporation	$663,373
41,803	CNO Financial Group, Inc.	622,029
25,302	Commerce Bancshares, Inc.	1,426,274
16,227	Cullen/Frost Bankers, Inc.	1,427,002
36,786	East West Bancorp, Inc.	1,601,294
29,981	Eaton Vance Corporation	1,054,731
10,398	Evercore, Inc.	744,081
82,355	F.N.B. Corporation	810,373
9,737	FactSet Research Systems, Inc.	1,948,666
24,321	Federated Investors, Inc.	645,722
28,364	First American Financial Corporation	1,266,169
82,576	First Horizon National Corporation	1,086,700
44,670	Fulton Financial Corporation	691,492
127,056	Genworth Financial, Inc.[a]	592,081
21,656	Hancock Whitney Corporation	750,380
10,793	Hanover Insurance Group, Inc.	1,260,299
40,808	Home BancShares, Inc.	666,803
19,059	Interactive Brokers Group, Inc.	1,041,574
13,924	International Bancshares Corporation	478,986
42,755	Janus Henderson Group plc	885,884
15,455	Kemper Corporation	1,025,903
21,697	Legg Mason, Inc.	553,490
1,880	LendingTree, Inc.[a,b]	412,792
9,544	MarketAxess Holdings, Inc.	2,016,743
21,393	MB Financial, Inc.	847,805
6,887	Mercury General Corporation	356,127
58,806	Navient Corporation	518,081
124,471	New York Community Bancorp, Inc.	1,171,272
72,237	Old Republic International Corporation	1,485,915
31,097	PacWest Bancorp	1,034,908
18,578	Pinnacle Financial Partners, Inc.	856,446
10,956	Primerica, Inc.	1,070,511
16,837	Prosperity Bancshares, Inc.	1,048,945
16,095	Reinsurance Group of America, Inc.	2,257,002
10,218	RenaissanceRe Holdings, Ltd.	1,366,147
33,459	SEI Investments Company	1,545,806
13,677	Signature Bank	1,406,132
110,519	SLM Corporation[a]	918,413
57,289	Sterling Bancorp	945,841
18,451	Stifel Financial Corporation	764,240
42,226	Synovus Financial Corporation	1,350,810
42,589	TCF Financial Corporation	830,060
12,736	Texas Capital Bancshares, Inc.[a]	650,682
17,166	Trustmark Corporation	488,029
11,443	UMB Financial Corporation	697,680
55,909	Umpqua Holdings Corporation	888,953
26,364	United Bankshares, Inc.	820,184
84,144	Valley National Bancorp	747,199
24,718	W.R. Berkley Corporation	1,826,907
20,886	Washington Federal, Inc.	557,865
23,421	Webster Financial Corporation	1,154,421
14,316	Wintrust Financial Corporation	951,871

	Total	62,016,931

Health Care (9.9%)
22,421	Acadia Healthcare Company, Inc.[a]	576,444
44,332	Allscripts Healthcare Solutions, Inc.[a]	427,361
12,011	Avanos Medical, Inc.[a]	537,973
5,089	Bio-Rad Laboratories, Inc.[a]	1,181,768
9,584	Bio-Techne Corporation	1,386,996
9,210	Cantel Medical Corporation	685,685
36,784	Catalent, Inc.[a]	1,146,925
12,208	Charles River Laboratories International, Inc.[a]	1,381,701
4,085	Chemed Corporation	1,157,199
25,116	Encompass Health Corporation	1,549,657
75,724	Exelixis, Inc.[a]	1,489,491
19,447	Globus Medical, Inc.[a]	841,666
13,134	Haemonetics Corporation[a]	1,314,057
13,745	HealthEquity, Inc.[a]	819,889
17,236	Hill-Rom Holdings, Inc.	1,526,248
4,204	ICU Medical, Inc.[a]	965,365
4,441	Inogen, Inc.[a]	551,439
17,952	Integra LifeSciences Holdings Corporation[a]	809,635
5,359	Ligand Pharmaceuticals, Inc.[a]	727,216
12,341	LivaNova plc[a]	1,128,831
21,137	Mallinckrodt, LLC[a]	333,965
12,476	Masimo Corporation[a]	1,339,548
15,688	Medidata Solutions, Inc.[a]	1,057,685
22,909	Mednax, Inc.[a]	755,997
15,972	Molina Healthcare, Inc.[a]	1,856,266
13,058	NuVasive, Inc.[a]	647,154
20,958	Patterson Companies, Inc.	412,034
14,975	PRA Health Sciences, Inc.[a]	1,377,101
13,137	Prestige Consumer Healthcare, Inc.[a]	405,671
21,477	STERIS plc	2,294,817
15,427	Syneos Health, Inc.[a]	607,052
11,632	Teleflex, Inc.	3,006,639
21,073	Tenet Healthcare Corporation[a]	361,191
11,060	United Therapeutics Corporation[a]	1,204,434
18,952	West Pharmaceutical Services, Inc.	1,857,865

	Total	37,722,965

Industrials (15.1%)
10,209	Acuity Brands, Inc.	1,173,524
40,062	AECOM[a]	1,061,643
16,874	AGCO Corporation	939,376
13,293	ASGN, Inc.[a]	724,468
16,902	Avis Budget Group, Inc.[a]	379,957
12,943	Brink’s Company	836,765
15,160	Carlisle Companies, Inc.	1,523,883
12,966	Clean Harbors, Inc.[a]	639,872
12,867	Crane Company	928,740
11,169	Curtiss-Wright Corporation	1,140,578
11,843	Deluxe Corporation	455,245
32,764	Donaldson Company, Inc.	1,421,630
9,432	Dun & Bradstreet Corporation	1,346,324
7,924	Dycom Industries, Inc.[a]	428,213
14,772	EMCOR Group, Inc.	881,741
10,699	EnerSys	830,349
6,726	Esterline Technologies Corporation[a]	816,873
9,576	GATX Corporation	678,077
14,954	Genesee & Wyoming, Inc.[a]	1,106,895
42,469	Graco, Inc.	1,777,328
12,004	Granite Construction, Inc.	483,521
18,726	Healthcare Services Group, Inc.[b]	752,411
15,096	Herman Miller, Inc.	456,654
11,104	HNI Corporation	393,415
13,914	Hubbell, Inc.	1,382,217
19,478	IDEX Corporation	2,459,292
9,688	Insperity, Inc.	904,472
22,245	ITT Corporation	1,073,766
78,106	JetBlue Airways Corporation[a]	1,254,382
35,748	KBR, Inc.	542,655
20,730	Kennametal, Inc.	689,894
13,684	Kirby Corporation[a]	921,754
32,225	Knight-Swift Transportation Holdings, Inc.[b]	807,881
10,442	Landstar System, Inc.	998,986

The accompanying Notes to Financial Statements are an integral part of this schedule.

93

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (99.4%)	Value
Industrials (15.1%) - continued
9,202	Lennox International, Inc.	$2,013,950
16,500	Lincoln Electric Holdings, Inc.	1,301,025
15,795	Manpower, Inc.	1,023,516
16,511	MasTec, Inc.[a]	669,686
8,873	MSA Safety, Inc.	836,458
11,629	MSC Industrial Direct Company, Inc.	894,503
13,281	Nordson Corporation	1,585,087
27,540	NOW, Inc.[a]	320,566
41,372	nVent Electric plc	929,215
16,652	Old Dominion Freight Line, Inc.	2,056,355
18,411	Oshkosh Corporation	1,128,778
47,738	Pitney Bowes, Inc.	282,132
11,038	Regal-Beloit Corporation	773,212
13,484	Ryder System, Inc.	649,255
21,631	Stericycle, Inc.[a]	793,641
9,116	Teledyne Technologies, Inc.[a]	1,887,650
16,469	Terex Corporation	454,050
17,620	Timken Company	657,578
26,720	Toro Company	1,493,114
37,530	Trinity Industries, Inc.	772,743
5,693	Valmont Industries, Inc.	631,638
21,783	Wabtec Corporationb	1,530,256
8,137	Watsco, Inc.	1,132,182
11,280	Werner Enterprises, Inc.	333,211
14,078	Woodward, Inc.	1,045,855

	Total	57,408,437

Information Technology (15.4%)
29,400	ACI Worldwide, Inc.[a]	813,498
41,900	ARRIS International plc[a]	1,280,883
22,215	Arrow Electronics, Inc.[a]	1,531,724
28,493	Avnet, Inc.	1,028,597
10,311	Belden, Inc.	430,690
12,336	Blackbaud, Inc.	775,934
6,274	CACI International, Inc.[a]	903,644
32,882	CDK Global, Inc.	1,574,390
36,219	Ciena Corporation[a]	1,228,186
15,497	Cirrus Logic, Inc.[a]	514,190
43,692	Cognex Corporation	1,689,570
6,173	Coherent, Inc.[a]	652,548
9,755	CommVault Systems, Inc.[a]	576,423
20,533	CoreLogic, Inc.[a]	686,213
26,279	Cree, Inc.[a]	1,124,084
91,792	Cypress Semiconductor Corporation	1,167,594
7,405	Fair Isaac Corporation[a]	1,384,735
19,163	First Solar, Inc.[a]	813,565
32,860	Integrated Device Technology, Inc.[a]	1,591,410
8,655	InterDigital, Inc.	574,952
11,886	j2 Global, Inc.	824,651
36,850	Jabil, Inc.	913,512
38,223	Leidos Holdings, Inc.	2,015,117
6,367	Littelfuse, Inc.	1,091,813
17,324	LiveRamp Holding, Inc.[a,b]	669,226
13,170	LogMeIn, Inc.	1,074,277
18,708	Lumentum Holdings, Inc.[a]	785,923
16,703	Manhattan Associates, Inc.[a]	707,706
16,313	MAXIMUS, Inc.	1,061,813
13,809	MKS Instruments, Inc.	892,200
9,881	Monolithic Power Systems, Inc.	1,148,666
28,546	National Instruments Corporation	1,295,417
29,956	NCR Corporationa	691,384
17,895	NetScout Systems, Inc.[a]	422,859
36,184	Perspecta, Inc.	623,088
8,365	Plantronics, Inc.	276,882
27,347	PTC, Inc.[a]	2,267,066
31,434	Resideo Technologies, Inc.[a]	645,969
69,884	Sabre Corporation	1,512,290
10,781	Science Applications International Corporation	686,750
11,014	Silicon Laboratories, Inc.[a]	868,013
8,982	Synaptics, Inc.[a]	334,220
10,612	SYNNEX Corporation	857,874
9,550	Tech Data Corporation[a]	781,286
30,243	Teradata Corporation[a]	1,160,121
45,903	Teradyne, Inc.	1,440,436
64,337	Trimble, Inc.[a]	2,117,331
9,934	Tyler Technologies, Inc.[a]	1,845,936
8,009	Ultimate Software Group, Inc.[a]	1,961,164
10,766	Universal Display Corporation[b]	1,007,375
27,681	Versum Materials, Inc.	767,317
14,220	ViaSat, Inc.[a,b]	838,269
33,550	Vishay Intertechnology, Inc.	604,236
10,942	WEX, Inc.[a]	1,532,537
13,796	Zebra Technologies Corporation[a]	2,196,737

	Total	58,262,291

Materials (6.6%)
31,911	Allegheny Technologies, Inc.[a]	694,702
16,083	AptarGroup, Inc.	1,512,928
15,850	Ashland Global Holdings, Inc.	1,124,716
23,119	Bemis Company, Inc.	1,061,162
15,352	Cabot Corporation	659,215
11,999	Carpenter Technology Corporation	427,284
43,772	Chemours Company	1,235,246
29,716	Commercial Metals Company	476,050
8,601	Compass Minerals International, Inc.	358,576
15,973	Domtar Corporation	561,132
12,012	Eagle Materials, Inc.	733,092
6,591	Greif, Inc.	244,592
36,261	Louisiana-Pacific Corporation	805,719
8,958	Minerals Technologies, Inc.	459,904
2,267	NewMarket Corporation	934,208
42,430	Olin Corporation	853,267
40,440	Owens-Illinois, Inc.[a]	697,186
20,306	PolyOne Corporation	580,752
18,048	Reliance Steel & Aluminum Company	1,284,476
16,649	Royal Gold, Inc.	1,425,987
33,898	RPM International, Inc.	1,992,524
9,992	Scotts Miracle-Gro Company	614,108
10,736	Sensient Technologies Corporation	599,606
19,663	Silgan Holdings, Inc.	464,440
25,302	Sonoco Products Company	1,344,295
58,825	Steel Dynamics, Inc.	1,767,103
45,012	United States Steel Corporation	821,019
48,441	Valvoline, Inc.	937,333
10,259	Worthington Industries, Inc.	357,424

	Total	25,028,046

Real Estate (9.6%)
17,201	Alexander & Baldwin, Inc.[a]	316,154
34,816	American Campus Communities, Inc.	1,441,034
23,882	Camden Property Trust	2,102,810
30,125	CoreCivic, Inc.	537,129
9,325	CoreSite Realty Corporation	813,420
27,913	Corporate Office Properties Trust	587,010
106,811	Cousins Properties, Inc.	843,807
27,138	CyrusOne, Inc.	1,435,057
41,013	Douglas Emmett, Inc.	1,399,774
18,890	EPR Properties	1,209,527
32,009	First Industrial Realty Trust, Inc.	923,780
30,941	GEO Group, Inc.	609,538

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

MID CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (99.4%)	Value
Real Estate (9.6%) - continued
31,818	Healthcare Realty Trust, Inc.	$904,904
26,287	Highwoods Properties, Inc.	1,017,044
41,761	Hospitality Properties Trust	997,253
27,515	JBG SMITH Properties	957,797
11,553	Jones Lang LaSalle, Inc.	1,462,610
25,573	Kilroy Realty Corporation	1,608,030
21,817	Lamar Advertising Company	1,509,300
37,556	Liberty Property Trust	1,572,845
11,839	Life Storage, Inc.	1,100,909
22,946	Mack-Cali Realty Corporation	449,512
92,702	Medical Properties Trust, Inc.	1,490,648
40,815	National Retail Properties, Inc.	1,979,936
50,901	Omega Healthcare Investors, Inc.	1,789,170
32,827	Pebblebrook Hotel Trust	929,332
17,381	PotlatchDeltic Corporation	549,935
32,892	Rayonier, Inc. REIT	910,779
30,279	Realogy Holdings Corporation[b]	444,496
45,298	Sabra Health Care REIT, Inc.	746,511
60,380	Senior Housing Property Trust	707,654
23,859	Tanger Factory Outlet Centers, Inc.	482,429
15,496	Taubman Centers, Inc.	704,913
45,895	Uniti Group, Inc.	714,585
28,970	Urban Edge Properties	481,481
30,263	Weingarten Realty Investors	750,825

	Total	36,481,938

Utilities (5.6%)
13,042	ALLETE, Inc.	994,061
45,198	Aqua America, Inc.	1,545,320
29,955	Atmos Energy Corporation	2,777,427
13,615	Black Hills Corporation	854,750
27,664	Hawaiian Electric Industries, Inc.	1,013,056
12,796	IDACORP, Inc.	1,190,796
49,804	MDU Resources Group, Inc.	1,187,327
21,830	National Fuel Gas Company	1,117,259
22,434	New Jersey Resources Corporation	1,024,561
12,784	NorthWestern Corporation	759,881
50,747	OGE Energy Corporation	1,988,775
13,340	ONE Gas, Inc.	1,061,864
20,235	PNM Resources, Inc.	831,456
13,588	Southwest Gas Holdings, Inc.	1,039,482
44,183	UGI Corporation	2,357,163
21,106	Vectren Corporation	1,519,210

	Total	21,262,388

	Total Common Stock (cost $366,635,495)	377,198,821

	Collateral Held for Securities Loaned (2.8%)
10,543,803	Thrivent Cash Management Trust	10,543,803

	Total Collateral Held for Securities Loaned (cost $10,543,803)	10,543,803

Shares or Principal Amount	Short-Term Investments (0.5%)
	Federal Home Loan Bank Discount Notes
200,000	2.281%, 1/16/2019[c,d]	199,815
250,000	2.340%, 2/6/2019[c,d]	249,417
300,000	2.350%, 2/13/2019[c,d]	299,160
	Thrivent Core Short-Term Reserve Fund
113,323	2.670%	1,133,226

	Total Short-Term Investments (cost $1,881,609)	1,881,618

	Total Investments (cost $379,060,907) 102.7%	$389,624,242

	Other Assets and Liabilities, Net (2.7%)	(10,266,751)

	Total Net Assets 100.0%	$379,357,491

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Mid Cap Index Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$10,335,329

Total lending	$10,335,329
Gross amount payable upon return of collateral for securities loaned	$10,543,803

Net amounts due to counterparty	$208,474

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (2.0%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$1,518,409	5.272%, (LIBOR 1M + 2.750%), 3/7/2024[b,c]	$1,472,857
	Ball Metalpack Finco, LLC, Term Loan
711,425	7.022%, (LIBOR 1M + 4.500%), 7/31/2025[b,c]	688,304
	Big River Steel, LLC, Term Loan
1,091,187	7.803%, (LIBOR 3M + 5.000%), 8/23/2023[b]	1,077,547
	Chemours Company, Term Loan
1,518,525	4.280%, (LIBOR 1M + 1.750%), 4/3/2025[b]	1,453,988
	Contura Energy, Inc., Term Loan
3,230,000	7.387%, (LIBOR 1M + 5.000%), 11/9/2025[b]	3,189,625
	MRC Global (US), Inc., Term Loan
1,320,000	5.522%, (LIBOR 1M + 3.000%), 9/20/2024[b]	1,273,800
	Peabody Energy Corporation, Term Loan
1,076,863	5.272%, (LIBOR 1M + 2.750%), 3/31/2025[b,c]	1,041,864
	Pixelle Specialty Solutions, LLC, Term Loan
860,000	8.522%, (LIBOR 1M + 6.000%), 10/31/2024[b]	836,350
	Starfruit US Holdco, LLC, Term Loan
1,080,000	5.599%, (LIBOR 1M + 3.250%), 10/1/2025[b,c]	1,031,400

	Total	12,065,735

Capital Goods (0.2%)
	Advanced Disposal Services, Inc., Term Loan
1,023,740	4.669%, (LIBOR 1W + 2.250%), 11/10/2023[b]	981,828
	BWAY Holding Company, Term Loan
3,745,985	5.658%, (LIBOR 3M + 3.250%), 4/3/2024[b]	3,514,970
	Flex Acquisition Company, Inc. Term Loan
5,127,150	5.599%, (LIBOR 1M + 3.250%), 6/22/2025[b]	4,842,593
	GFL Environmental, Inc., Term Loan
1,285,281	5.522%, (LIBOR 1M + 3.000%), 5/31/2025[b]	1,195,954
	Sotera Health Holdings, LLC, Term Loan
3,341,752	5.522%, (LIBOR 1M + 3.000%), 5/15/2022[b]	3,194,148
	Vertiv Group Corporation, Term Loan
3,135,969	6.707%, (LIBOR 3M + 4.000%), 11/15/2023[b]	2,838,052

	Total	16,567,545

Communications Services (0.4%)
	Altice France SA, Term Loan
871,725	5.272%, (LIBOR 1M + 2.750%), 7/31/2025[b]	795,885
4,700,000	6.455%, (LIBOR 1M + 4.000%), 1/31/2026[b]	4,429,750
	CenturyLink, Inc., Term Loan
5,349,134	5.272%, (LIBOR 1M + 2.750%), 1/31/2025[b]	4,980,044
	Charter Communications Operating, LLC, Term Loan
2,182,950	4.530%, (LIBOR 1M + 2.000%), 4/30/2025[b]	2,087,730
	Frontier Communications Corporation, Term Loan
3,128,370	6.280%, (LIBOR 1M + 3.750%), 6/15/2024[b]	2,895,713
	HCP Acquisition, LLC, Term Loan
1,400,802	5.522%, (LIBOR 1M + 3.000%), 5/16/2024[b]	1,347,837
	Intelsat Jackson Holdings SA, Term Loan
1,765,000	6.256%, (LIBOR 1M + 3.750%), 11/27/2023[b]	1,705,113
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
4,840,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	4,625,249
521,127	9.186%, (LIBOR 3M + 6.750%), 7/7/2023[b,c]	484,648
	Mediacom Illinois, LLC, Term Loan
789,038	4.170%, (LIBOR 1W + 1.750%), 2/15/2024[b]	750,903
	NEP Group, Inc., Term Loan
1,355,000	5.772%, (LIBOR 1M + 3.250%), 10/20/2025[b]	1,294,879
195,000	9.522%, (LIBOR 1M + 7.000%), 10/19/2026[b,c]	182,325
	SBA Senior Finance II, LLC, Term Loan
1,144,250	4.530%, (LIBOR 1M + 2.000%), 4/11/2025[b]	1,094,727
	Sprint Communications, Inc., Term Loan
3,974,212	5.063%, (LIBOR 1M + 2.500%), 2/3/2024[b]	3,772,203
	Syniverse Holdings, Inc., Term Loan
461,513	7.455%, (LIBOR 1M + 5.000%), 3/9/2023[b]	411,517
	TNS, Inc., Term Loan
1,554,965	6.710%, (LIBOR 3M + 4.000%), 8/14/2022[b]	1,537,472
	Univision Communications, Inc., Term Loan
3,365,075	5.272%, (LIBOR 1M + 2.750%), 3/15/2024[b]	3,038,393
	WideOpenWest Finance, LLC, Term Loan
1,505,937	5.720%, (LIBOR 1M + 3.250%), 8/19/2023[b]	1,391,110
	Windstream Services, LLC, Term Loan
2,551,366	6.460%, (LIBOR 1M + 4.000%), 3/30/2021[b]	2,266,149

	Total	39,091,647

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (2.0%)[a]	Value
Consumer Cyclical (0.2%)
	Cengage Learning, Inc., Term Loan
$3,007,112	6.754%, (LIBOR 1M + 4.250%), 6/7/2023[b]	$2,567,322
	Four Seasons Hotels, Ltd., Term Loan
1,326,465	4.522%, (LIBOR 1M + 2.000%), 11/30/2023[b]	1,269,851
	Golden Entertainment, Inc., Term Loan
2,762,100	5.530%, (LIBOR 1M + 3.000%), 10/20/2024[b,c]	2,637,805
420,000	9.530%, (LIBOR 1M + 7.000%), 10/20/2025[b]	402,150
	Men’s Warehouse, Inc., Term Loan
1,396,482	5.599%, (LIBOR 1M + 3.250%), 4/9/2025[b]	1,342,369
	Mohegan Gaming and Entertainment, Term Loan
1,885,569	6.522%, (LIBOR 1M + 4.000%), 10/13/2023[b]	1,674,385
	Neiman Marcus Group, Ltd., LLC, Term Loan
734,219	5.630%, (LIBOR 1M + 3.250%), 10/25/2020[b]	618,352
	Penn National Gaming, Inc. Term Loan
1,905,000	4.705%, (LIBOR 1M + 2.250%), 10/15/2025[b]	1,834,763
	Scientific Games International, Inc., Term Loan
3,627,587	5.250%, (LIBOR 1M + 2.750%), 8/14/2024[b]	3,395,676
	Stars Group Holdings BV, Term Loan
3,482,500	6.303%, (LIBOR 3M + 3.500%), 7/10/2025[b]	3,357,722
	Tenneco, Inc., Term Loan
2,220,000	5.272%, (LIBOR 1M + 2.750%), 10/1/2025[b]	2,080,140
	Wyndham Hotels & Resorts, Inc., Term Loan
922,688	4.272%, (LIBOR 1M + 1.750%), 5/30/2025[b]	885,780

	Total	22,066,315

Consumer Non-Cyclical (0.4%)
	Air Medical Group Holdings, Inc., Term Loan
5,884,804	5.682%, (LIBOR 1M + 3.250%), 4/28/2022[b]	5,482,048
	Albertson’s, LLC, Term Loan
1,126,149	5.822%, (LIBOR 3M + 3.000%), 12/21/2022[b]	1,079,065
2,042,533	5.691%, (LIBOR 3M + 3.000%), 6/22/2023[b]	1,935,300
900,000	5.522%, (LIBOR 1M + 3.000%), 11/16/2025[b]	851,625
	Amneal Pharmaceuticals, LLC, Term Loan
1,497,127	6.063%, (LIBOR 1M + 3.500%), 5/4/2025[b]	1,416,028
	Bausch Health Companies, Inc., Term Loan
2,877,875	5.379%, (LIBOR 1M + 3.000%), 6/1/2025[b]	2,742,788
	CHS/Community Health Systems, Inc., Term Loan
2,034,318	5.957%, (LIBOR 3M + 3.250%), 1/27/2021[b]	1,951,501
	Endo International plc, Term Loan
2,299,950	6.813%, (LIBOR 1M + 4.250%), 4/27/2024[b]	2,173,453
	Energizer Holdings, Inc., Term Loan
2,180,000	0.000%, (LIBOR 3M + 2.250%), 12/17/2025[b,d,e]	2,100,975
	JBS USA LUX SA, Term Loan
3,360,150	5.260%, (LIBOR 1M + 2.500%), 10/30/2022[b]	3,225,744
	McGraw-Hill Global Education Holdings, LLC, Term Loan
4,496,934	6.522%, (LIBOR 1M + 4.000%), 5/4/2022[b]	4,048,634
	Ortho-Clinical Diagnostics SA, Term Loan
4,374,465	5.756%, (LIBOR 1M + 3.250%), 6/1/2025[b]	4,047,736
	Plantronics, Inc., Term Loan
4,438,875	5.022%, (LIBOR 1M + 2.500%), 7/2/2025[b]	4,262,430
	Revlon Consumer Products Corporation, Term Loan
1,130,543	6.207%, (LIBOR 3M + 3.500%), 9/7/2023[b]	798,242

	Total	36,115,569

Energy (0.2%)
	BCP Raptor II, LLC, Term Loan
540,000	7.143%, (LIBOR 2M + 4.750%), 12/19/2025[b]	498,825
	Calpine Corporation, Term Loan
1,599,284	5.310%, (LIBOR 3M + 2.500%), 1/15/2024[b]	1,516,569
	Consolidated Energy Finance SA, Term Loan
900,475	4.932%, (LIBOR 1M + 2.500%), 5/7/2025[b,c]	871,210
	Fieldwood Energy, LLC, Term Loan
2,052,773	7.772%, (LIBOR 1M + 5.250%), 4/11/2022[b]	1,912,938
	HFOTCO, LLC, Term Loan
3,313,350	5.280%, (LIBOR 1M + 2.750%), 6/26/2025[b]	3,238,800
	McDermott Technology (Americas), Inc., Term Loan
2,210,794	7.522%, (LIBOR 1M + 5.000%), 5/10/2025[b]	2,057,873
	MEG Energy Corporation, Term Loan
198,925	6.030%, (LIBOR 1M + 3.500%), 12/31/2023[b]	194,200
	Radiate Holdco, LLC, Term Loan
4,340,819	5.522%, (LIBOR 1M + 3.000%), 2/1/2024[b]	4,085,101

	Total	14,375,516

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (2.0%)[a]	Value
Financials (0.3%)
	Air Methods Corporation, Term Loan
$2,861,810	6.303%, (LIBOR 3M + 3.500%), 4/21/2024[b]	$2,252,645
	Avolon TLB Borrower 1 US, LLC, Term Loan
2,540,955	4.470%, (LIBOR 1M + 2.000%), 1/15/2025[b]	2,437,208
	Digicel International Finance, Ltd., Term Loan
3,212,712	5.960%, (LIBOR 3M + 3.250%), 5/10/2024[b]	2,907,504
	DJO Finance, LLC, Term Loan
860,540	5.709%, (LIBOR 1M + 3.250%), 6/7/2020[b]	848,063
	DTZ U.S. Borrower, LLC, Term Loan
3,142,125	5.772%, (LIBOR 1M + 3.250%), 8/21/2025[b]	3,000,729
	Genworth Holdings, Inc., Term Loan
401,963	6.955%, (LIBOR 1M + 4.500%), 3/7/2023[b],c	393,923
	GGP Nimbus LP, Term Loan
2,495,000	5.022%, (LIBOR 1M + 2.500%), 8/24/2025[b]	2,346,074
	Grizzly Finco, Term Loan
1,720,688	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b]	1,677,670
	Harland Clarke Holdings Corporation, Term Loan
2,611,527	7.553%, (LIBOR 3M + 4.750%), 11/3/2023[b]	2,351,027
	MoneyGram International, Inc., Term Loan
2,920,617	5.772%, (LIBOR 1M + 3.250%), 3/28/2020[b]	2,389,065
	Sable International Finance, Ltd., Term Loan
3,875,000	5.772%, (LIBOR 1M + 3.250%), 1/31/2026[b]	3,728,293
	Trans Union, LLC, Term Loan
980,075	4.522%, (LIBOR 1M + 2.000%), 6/19/2025[b]	943,322
	Tronox Finance, LLC, Term Loan
761,724	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b],d,e	737,784
1,757,826	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b],d,e	1,702,577

	Total	27,715,884

Technology (0.1%)
	Rackspace Hosting, Inc., Term Loan
3,751,706	5.582%, (LIBOR 3M + 3.000%), 11/3/2023[b]	3,301,501
	SS&C Technologies Holdings Europe SARL, Term Loan
516,377	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	486,133
	SS&C Technologies, Inc., Term Loan
1,488,248	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	1,401,751
1,361,346	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	1,281,612
	Vantiv, LLC, Term Loan
4,143,687	4.190%, (LIBOR 1M + 1.750%), 8/20/2024[b]	3,965,840

	Total	10,436,837

Utilities (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
3,201,250	7.022%, (LIBOR 1M + 4.500%), 5/18/2023[b],c	3,089,206
	Core and Main, LP, Term Loan
1,262,250	5.721%, (LIBOR 3M + 3.000%), 8/1/2024[b]	1,217,024
	EnergySolutions, LLC, Term Loan
1,034,800	6.553%, (LIBOR 3M + 3.750%), 5/11/2025[b]	952,016
	GIP III Stetson I, LP, Term Loan
1,675,000	6.695%, (LIBOR 3M + 4.250%), 7/18/2025[b]	1,610,094
	Talen Energy Supply, LLC, Term Loan
1,035,788	6.522%, (LIBOR 1M + 4.000%), 7/6/2023[b]	1,019,817
	TerraForm Power Operating, LLC,
744,361	Term Loan 4.522%, (LIBOR 1M + 2.000%), 11/8/2022[b]	717,690

	Total	8,605,847

	Total Bank Loans (cost $198,096,759)	187,040,895

Shares	Registered Investment Companies (36.1%)
Affiliated (35.4%)
18,548,722	Thrivent Core Emerging Markets Debt Fund	169,164,346
10,367,405	Thrivent Core International Equity Fund	88,641,313
29,045,830	Thrivent Core Low Volatility Equity Fund	283,487,301
39,695,622	Thrivent High Yield Portfolio	175,803,969
56,128,050	Thrivent Income Portfolio	541,635,684
25,138,557	Thrivent Large Cap Stock Portfolio	308,130,831
33,377,026	Thrivent Large Cap Value Portfolio	548,100,832
33,174,423	Thrivent Limited Maturity Bond Portfolio	322,548,276
18,441,059	Thrivent Mid Cap Stock Portfolio	315,657,449
54,199,100	Thrivent Partner Worldwide Allocation Portfolio	476,513,068
4,945,929	Thrivent Small Cap Stock Portfolio	85,792,587

	Total	3,315,475,656

Unaffiliated (0.7%)
19,748	Direxion Daily S&P 500	649,709
9,619	Direxion Daily Small Cap Bull 3X Shares	404,864
198,000	Invesco Senior Loan ETF	4,312,440
34,219	iShares Russell 2000 Growth Index Fund[f]	5,748,792
8,932	iShares Russell 2000 Index Fund	1,195,995
6,637	iShares Russell 2000 Value Index Fund	713,743

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Registered Investment Companies (36.1%)	Value
Unaffiliated (0.7%) - continued
246,000	iShares Short-Term Corporate Bond ETF	$12,703,440
62,873	ProShares Ultra S&P 500[f]	5,835,872
11,724	ProShares UltraPro QQQ	434,257
22,413	ProShares UltraPro S&P 500[f]	779,524
87,216	SPDR S&P 500 ETF Trust[f]	21,797,023
62,190	SPDR S&P Biotech ETF[f]	4,462,133
12,412	SPDR S&P Retail ETF[f]	508,768
4,546	SPDR S&P Semiconductor ETF	294,126
2,216	VanEck Vectors Semiconductor ETF	193,412
13,427	Vanguard Real Estate ETF	1,001,251

	Total	61,035,349

	Total Registered Investment Companies (cost $3,209,932,210)	3,376,511,005

Principal Amount	Long-Term Fixed Income (30.9%)
Asset-Backed Securities (1.2%)
	Access Group, Inc.
438,643	3.006%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,g	433,582
	Ares CLO, Ltd.
4,250,000	3.821%, (LIBOR 3M + 1.400%), 10/17/2030, Ser. 2018-28RA, Class A2[b],g	4,179,747
	Ares XXXIIR CLO, Ltd.
2,750,000	3.556%, (LIBOR 3M + 0.940%), 5/15/2030, Ser. 2014-32RA, Class A1Ab,g	2,671,641
	Bayview Koitere Fund Trust
2,040,421	4.000%, 11/28/2053, Ser. 2017-SPL3, Class Ab,g	2,046,998
	Betony CLO, Ltd.
1,260,000	3.600%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b],g	1,232,776
	BlueMountain CLO, Ltd.
2,250,000	3.695%, (LIBOR 3M + 1.050%), 11/20/2028, Ser. 2012-2A, Class AR2[b],g	2,225,248
	Buttermilk Park CLO, Ltd.
7,100,000	3.738%, (LIBOR 3M + 1.400%), 10/15/2031, Ser. 2018-1A, Class A2[b],g	6,980,968
	Carlyle Global Market Strategies CLO, Ltd.
4,650,000	3.782%, (LIBOR 3M + 1.450%), 7/15/2031, Ser. 2014-5A, Class A2RRb,g	4,589,415
	Commonbond Student Loan Trust
1,526,554	3.006%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b],g	1,510,451
	DRB Prime Student Loan Trust
404,190	4.406%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1[b],g	411,218
	Dryden Senior Loan Fund
3,950,000	3.830%, (LIBOR 3M + 1.400%), 7/18/2030, Ser. 2018-65A, Class A2[b],g	3,887,752
	Earnest Student Loan Program, LLC
1,550,031	2.720%, 1/25/2041, Ser. 2016-D, Class A2[g]	1,535,795
	Edlinc Student Loan Funding Trust
29,991	5.330%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class ATb,g	30,257
	Galaxy XX CLO, Ltd.
4,500,000	3.469%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class ARb,g	4,443,439
	Golub Capital Partners, Ltd.
2,500,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2031, Ser. 2015-22A, Class ARb,g	2,454,300
3,683,000	3.669%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-23A, Class ARb,g	3,619,207
	Laurel Road Prime Student Loan Trust
2,600,000	2.810%, 11/25/2042, Ser. 2017-C, Class A2Bg	2,530,446
	Lehman XS Trust
3,899,373	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bh	3,557,329
	Lendmark Funding Trust
1,800,000	2.800%, 5/20/2026, Ser. 2017-2A, Class Ag	1,769,096
	Limerock CLO III, LLC
4,500,000	3.669%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1Rb,g	4,486,473
	Madison Park Funding XIV, Ltd.
2,425,000	3.869%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,g	2,384,410
	Madison Park Funding XXXI, Ltd.
3,000,000	4.276%, (LIBOR 3M + 1.500%), 1/23/2031, Ser. 2018-31A, Class A2Ab,g	2,961,006
	Magnetite XII, Ltd.
4,425,000	3.536%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR[b],g	4,339,496
	Morgan Stanley Capital I, Inc.
5,400,000	4.407%, 10/15/2051, Ser. 2018-L1, Class A4	5,671,547
	Mountain View CLO, Ltd.
3,175,000	3.556%, (LIBOR 3M + 1.120%), 7/15/2031, Ser. 2015-9A, Class A1Rb,g	3,104,807
	National Collegiate Trust
2,353,017	2.801%, (LIBOR 1M + 0.295%), 5/25/2031, Ser. 2007-A, Class Ab,g	2,305,966
	Neuberger Berman CLO XIV, Ltd.
2,660,000	3.759%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class ARb,g	2,643,141

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value
Asset-Backed Securities (1.2%) - continued
	Neuberger Berman CLO, Ltd.
$850,000	3.649%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class ARb,g	$838,201
	Octagon Investment Partners XVI, Ltd.
750,000	3.736%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2Rb,g	735,754
	Octagon Investment Partners XX, Ltd.
2,724,770	3.748%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class ARb,g	2,714,841
	OZLM VIII, Ltd.
1,300,000	3.625%, (LIBOR 3M + 1.170%), 10/17/2029, Ser. 2014-8A, Class A1RRb,g	1,289,928
	Palmer Square Loan Funding, Ltd.
4,500,000	3.320%, (LIBOR 3M + 0.850%), 1/20/2027, Ser. 2018-5A, Class A1[b,g]	4,486,270
2,200,000	3.870%, (LIBOR 3M + 1.400%), 1/20/2027, Ser. 2018-5A, Class A2[b,g]	2,184,717
	PPM CLO, Ltd.
2,650,000	3.643%, (LIBOR 3M + 1.150%), 7/15/2031, Ser. 2018-1A, Class Ab,g	2,594,225
	Preston Ridge Partners Mortgage Trust, LLC
672,684	4.250%, 1/25/2022, Ser. 2017-1A, Class A1[g,h]	671,378
4,188,200	3.470%, 9/25/2022, Ser. 2017-2A, Class A1[g,h]	4,151,217
	Pretium Mortgage Credit Partners, LLC
2,296,471	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[g,h]	2,273,317
	Race Point IX CLO, Ltd.
3,000,000	3.646%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1ARb,g	2,966,052
	Renaissance Home Equity Loan Trust
1,751,693	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[h]	1,240,754
3,398,704	5.580%, 11/25/2036, Ser. 2006-3, Class AF2[h]	1,822,134
	Shackleton CLO, Ltd.
3,000,000	3.509%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1[b,g]	2,947,869
	SLM Student Loan Trust
1,590,690	2.906%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	1,555,508
	SoFi Professional Loan Program, LLC
735,567	2.420%, 3/25/2030, Ser. 2015-A, Class A2[g]	728,342
	Symphony CLO XV, Ltd.
3,600,000	4.103%, (LIBOR 3M + 1.260%), 1/17/2032, Ser. 2014-15A, Class AR2[b,c,g]	3,596,400
	U.S. Small Business Administration
421,545	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	428,067
	Voya CLO 3, Ltd.
1,254,129	3.210%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2014-3A, Class A1Rb,g	1,247,896

	Total	116,479,381

Basic Materials (0.5%)
	Alcoa Nederland Holding BV
2,120,000	6.750%, 9/30/2024[g]	2,151,800
	Anglo American Capital plc
2,615,000	4.875%, 5/14/2025[g]	2,561,789
	ArcelorMittal SA
683,000	6.125%, 6/1/2025[f]	715,140
	Braskem Netherlands Finance BV
2,678,000	4.500%, 1/10/2028[g]	2,475,168
	BWAY Holding Company
2,375,000	5.500%, 4/15/2024[g]	2,232,500
	CF Industries, Inc.
2,220,000	3.450%, 6/1/2023[f]	2,064,600
	Chemours Company
1,900,000	5.375%, 5/15/2027	1,710,000
	Dow Chemical Company
700,000	4.800%, 11/30/2028[g]	712,654
	DowDuPont, Inc.
1,475,000	4.493%, 11/15/2025	1,519,310
	First Quantum Minerals, Ltd.
621,000	7.000%, 2/15/2021[g]	596,160
1,640,000	7.500%, 4/1/2025[g]	1,353,000
	Georgia-Pacific, LLC
920,000	2.539%, 11/15/2019[g]	913,046
	Glencore Funding, LLC
760,000	4.125%, 5/30/2023[g]	746,310
950,000	4.000%, 3/27/2027[g]	865,893
	International Paper Company
1,888,000	4.350%, 8/15/2048	1,617,533
	Kinross Gold Corporation
1,520,000	5.950%, 3/15/2024	1,512,400
1,950,000	4.500%, 7/15/2027	1,684,313
	Novelis Corporation
905,000	5.875%, 9/30/2026[g]	800,925
	Olin Corporation
2,835,000	5.125%, 9/15/2027[f]	2,608,200
	Peabody Securities Finance Corporation
2,165,000	6.375%, 3/31/2025[g]	2,013,450
	Platform Specialty Products Corporation
1,200,000	5.875%, 12/1/2025[g]	1,122,000
	Sherwin-Williams Company
1,685,000	3.125%, 6/1/2024	1,608,782
	Steel Dynamics, Inc.
2,010,000	5.000%, 12/15/2026	1,904,475
	Syngenta Finance NV
1,375,000	3.933%, 4/23/2021[g]	1,356,163
	Teck Resources, Ltd.
2,893,000	6.125%, 10/1/2035	2,762,815

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value
Basic Materials (0.5%) - continued
	United States Steel Corporation
$3,000,000	6.250%, 3/15/2026	$2,625,000
	Vale Overseas, Ltd.
1,135,000	6.250%, 8/10/2026	1,225,800
514,000	6.875%, 11/21/2036	587,759
1,140,000	6.875%, 11/10/2039	1,316,700
	Westlake Chemical Corporation
1,520,000	3.600%, 8/15/2026	1,394,377
	WestRock Company
1,150,000	3.750%, 3/15/2025[g]	1,128,915

	Total	47,886,977

Capital Goods (0.6%)
	AECOM
3,030,000	5.875%, 10/15/2024	2,984,550
	Ashtead Capital, Inc.
2,000,000	4.125%, 8/15/2025[g]	1,830,000
	Boeing Company
900,000	3.850%, 11/1/2048	861,763
	Bombardier, Inc.
2,975,000	7.500%, 3/15/2025[g]	2,803,938
	Building Materials Corporation of America
2,355,000	6.000%, 10/15/2025[g]	2,258,681
	Cemex SAB de CV
2,310,000	6.125%, 5/5/2025[g]	2,252,966
	Cintas Corporation No. 2
1,125,000	3.700%, 4/1/2027	1,099,347
	CNH Industrial Capital, LLC
1,452,000	4.875%, 4/1/2021	1,475,377
	CNH Industrial NV
1,815,000	3.850%, 11/15/2027	1,651,812
	Crown Americas Capital Corporation IV
1,470,000	4.500%, 1/15/2023	1,435,088
	Crown Cork & Seal Company, Inc.
2,070,000	7.375%, 12/15/2026	2,204,550
	H&E Equipment Services, Inc.
1,150,000	5.625%, 9/1/2025	1,055,125
	Huntington Ingalls Industries, Inc.
2,175,000	3.483%, 12/1/2027	2,025,860
	L3 Technologies, Inc.
2,150,000	3.950%, 5/28/2024	2,145,773
	Lockheed Martin Corporation
515,000	2.500%, 11/23/2020	509,252
1,496,000	3.600%, 3/1/2035	1,394,447
1,544,000	4.500%, 5/15/2036	1,594,812
374,000	6.150%, 9/1/2036	448,305
	Northrop Grumman Corporation
2,575,000	3.850%, 4/15/2045	2,276,573
	Owens-Brockway Glass Container, Inc.
1,460,000	5.000%, 1/15/2022[g]	1,445,400
1,500,000	5.875%, 8/15/2023[g]	1,503,750
	Republic Services, Inc.
1,100,000	2.900%, 7/1/2026	1,038,094
	Reynolds Group Issuer, Inc.
2,935,000	5.125%, 7/15/2023[g]	2,795,588
	Rockwell Collins, Inc.
2,000,000	2.800%, 3/15/2022	1,943,881
	Roper Technologies, Inc.
1,140,000	2.800%, 12/15/2021	1,116,782
605,000	3.650%, 9/15/2023	605,399
668,000	4.200%, 9/15/2028	661,753
	Siemens Financieringsmaatschappij NV
3,055,000	4.200%, 3/16/2047[g]	3,017,603
	Standard Industries, Inc.
800,000	5.500%, 2/15/2023[g]	784,000
	Textron, Inc.
1,225,000	7.250%, 10/1/2019	1,262,306
2,210,000	3.375%, 3/1/2028	2,049,076
	United Rentals North America, Inc.
2,240,000	5.500%, 7/15/2025	2,111,200
	United Technologies Corporation
1,850,000	4.450%, 11/16/2038	1,796,584
1,900,000	4.050%, 5/4/2047	1,688,460

	Total	56,128,095

Collateralized Mortgage Obligations (0.7%)
	Ajax Mortgage Loan Trust
4,420,670	4.360%, 9/25/2065, Ser. 2018-C, Class Ab,g	4,445,164
	Alternative Loan Trust
878,336	6.000%, 8/1/2036, Ser. 2006-24CB, Class A9	734,711
	Angel Oak Mortgage Trust I, LLC
538,253	3.500%, 7/25/2046, Ser. 2016-1, Class A1[g]	535,860
	Bayview Opportunity Master Fund Trust
2,795,546	3.500%, 5/28/2069, Ser. 2017-RT5, Class Ab,g	2,771,109
	Citigroup Mortgage Loan Trust, Inc.
585,433	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	578,155
	COLT Mortgage Loan Trust
2,215,152	2.415%, 10/25/2047, Ser. 2017-2, Class A1Ab,g	2,200,833
	Countrywide Alternative Loan Trust
1,196,084	3.864%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	1,035,900
900,136	6.000%, 4/25/2036, Ser. 2006-4CB, Class 1A1	728,881
362,981	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	339,977
2,329,214	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	1,915,822
2,344,661	7.000%, 10/25/2037, Ser. 2007-24, Class A10	1,382,790
	Countrywide Home Loans, Inc.
657,058	5.750%, 4/25/2037, Ser. 2007-3, Class A27	515,584
	Credit Suisse Mortgage Trust
5,527,786	3.850%, 9/25/2057, Ser. 2018-RPL9, Class A1[b,g]	5,589,290
	Deutsche Alt-A Securities Mortgage Loan Trust
451,281	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	403,051

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value
Collateralized Mortgage Obligations (0.7%) - continued
	Ellington Financial Mortgage Trust
$3,634,543	4.140%, 10/25/2058, Ser. 2018-1, Class A1FXb,g	$3,631,193
	Federal Home Loan Mortgage Corporation
4,548,321	4.000%, 7/15/2031, Ser. 4104, Class KIi	501,770
3,041,769	3.000%, 2/15/2033, Ser. 4170, Class IGi	335,309
	Federal National Mortgage Association
5,856,478	3.500%, 1/25/2033, Ser. 2012-150, Class YIi	733,975
	First Horizon Alternative Mortgage Securities Trust
1,666,305	6.000%, (LIBOR 1M + 1.000%), 8/25/2036, Ser. 2006-FA4, Class 1A4[b]	1,311,265
	Galton Funding Mortgage Trust 2017-1
5,334,034	4.500%, 10/25/2058, Ser. 2018-2, Class A41[b,g]	5,409,525
	GS Mortgage-Backed Securities Trust
1,386,015	3.750%, 10/25/2057, Ser. 2018-RPL1, Class A1Ag	1,390,718
	Impac Secured Assets Trust
4,903,373	2.746%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	4,080,538
	J.P. Morgan Alternative Loan Trust
1,284,087	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	1,092,526
	J.P. Morgan Mortgage Trust
361,952	4.188%, 6/25/2036, Ser. 2006-A4, Class 1A2[b]	343,907
139,829	4.196%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	120,535
2,413,002	2.886%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	1,236,465
2,683,478	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	1,485,675
	MASTR Alternative Loans Trust
493,545	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	496,655
1,526,876	2.956%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	697,087
	Merrill Lynch Alternative Note Asset Trust
505,900	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	387,834
	Mill City Mortgage Loan Trust
4,224,129	3.500%, 8/25/2058, Ser. 2018-3, Class A1[b,g]	4,189,002
	RCO Mortgage, LLC
1,497,320	4.270%, 12/26/2053, Ser. 2018-VFS1, Class A1[b,g]	1,505,035
	Sequoia Mortgage Trust
1,765,685	3.931%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	1,434,065
	Verus Securitization Trust
2,302,626	2.485%, 7/25/2047, Ser. 2017-2A, Class A1[b,g]	2,268,131
	WaMu Mortgage Pass Through Certificates
160,937	3.880%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	150,611
599,028	3.881%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	575,689
2,171,345	3.030%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	1,975,928
3,622,596	3.117%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	3,256,527

	Total	61,787,092

Commercial Mortgage-Backed Securities (1.5%)
	BANK 2018-BNK13
6,500,000	4.217%, 8/15/2061, Ser. 2018-BN13, Class A5	6,732,023
	Benchmark Mortgage Trust
7,275,000	4.208%, 7/15/2051, Ser. 2018-B5, Class A4	7,558,956
	CSAIL Commercial Mortgage Trust
5,900,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	5,898,163
	Federal Home Loan Mortgage Corporation - REMIC
22,400,000	3.859%, 11/25/2028, Ser. K086, Class A2[b]	23,287,779
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
3,800,000	3.900%, 4/25/2028, Ser. K076, Class A2[j]	3,965,914
8,000,000	3.900%, 8/25/2028, Ser. K081, Class A2[b],j	8,341,590
	Federal National Mortgage Association
5,700,000	3.640%, 6/1/2028	5,856,882
4,019,473	3.730%, 6/1/2028	4,164,096
2,400,000	3.710%, 7/1/2028	2,457,955
	Federal National Mortgage Association - ACES
3,825,000	2.485%, 12/25/2026, Ser. 2017-M3, Class A2[b]	3,612,531
5,750,000	2.785%, 2/25/2027, Ser. 2017-M2, Class A2[b]	5,550,729
7,250,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	7,056,315
5,800,000	3.052%, 3/25/2028, Ser. 2018-M7, Class A2[b]	5,644,848
	Federal National Mortgage Association Grantor Trust
7,565,525	2.898%, 6/25/2027, Ser. 2017-T1, Class Aj	7,221,976
	GS Mortgage Securities Trust
3,800,000	3.801%, 1/10/2047, Ser. 2014-GC18, Class A3	3,861,194
6,600,000	3.666%, 9/10/2047, Ser. 2014-GC24, Class A4	6,682,182
2,000,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	1,966,251

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value
Commercial Mortgage-Backed Securities (1.5%) - continued
	Morgan Stanley Bank of America Merrill Lynch Trust
$5,400,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	$5,341,379
	Morgan Stanley Capital I, Inc.
8,000,000	4.177%, 7/15/2051, Ser. 2018-H3, Class A5	8,253,627
	UBS Commercial Mortgage Trust
5,592,597	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	5,625,294
5,500,000	4.241%, 6/15/2051, Ser. 2018-C11, Class A5[b]	5,715,223
	Wells Fargo Commercial Mortgage Trust
4,000,000	3.617%, 9/15/2057, Ser. 2015-NXS3, Class A4	4,023,160
	WFRBS Commercial Mortgage Trust
1,988,746	2.870%, 11/15/2045, Ser. 2012-C9, Class A3	1,972,028

	Total	140,790,095

Communications Services (1.3%)
	21st Century Fox America, Inc.
1,620,000	6.900%, 3/1/2019	1,629,295
2,505,000	6.400%, 12/15/2035	3,128,181
	AMC Networks, Inc.
2,295,000	5.000%, 4/1/2024	2,174,512
	America Movil SAB de CV
1,039,000	5.000%, 10/16/2019	1,052,625
	American Tower Corporation
1,930,000	3.300%, 2/15/2021	1,918,864
	AT&T, Inc.
615,000	3.733%, (LIBOR 3M + 0.930%), 6/30/2020[b]	614,442
1,115,000	3.800%, 3/1/2024	1,103,675
1,280,000	4.100%, 2/15/2028	1,231,301
1,037,000	4.300%, 2/15/2030	980,615
1,475,000	5.250%, 3/1/2037	1,449,983
2,210,000	4.900%, 8/15/2037	2,062,743
1,140,000	6.350%, 3/15/2040	1,223,752
1,300,000	5.550%, 8/15/2041	1,276,054
772,000	4.750%, 5/15/2046	687,096
1,630,000	5.450%, 3/1/2047	1,594,013
	British Sky Broadcasting Group plc
1,450,000	3.125%, 11/26/2022[g]	1,430,560
	British Telecommunications plc
1,475,000	4.500%, 12/4/2023	1,494,891
	CCO Holdings, LLC
3,100,000	5.875%, 4/1/2024[g]	3,084,500
	CCOH Safari, LLC
1,300,000	5.750%, 2/15/2026[g]	1,274,000
	CenturyLink, Inc.
2,315,000	6.450%, 6/15/2021	2,309,212
	Charter Communications Operating, LLC
780,000	6.834%, 10/23/2055	794,181
700,000	4.500%, 2/1/2024	698,890
1,800,000	4.200%, 3/15/2028	1,686,559
4,275,000	6.484%, 10/23/2045	4,412,199
	Clear Channel Worldwide Holdings, Inc.
2,920,000	6.500%, 11/15/2022	2,920,000
	Comcast Corporation
1,550,000	4.950%, 10/15/2058	1,578,241
800,000	4.049%, 11/1/2052	719,105
1,225,000	2.750%, 3/1/2023	1,192,189
605,000	3.038%, (LIBOR 3M + 0.630%), 4/15/2024[b]	591,124
900,000	3.950%, 10/15/2025	911,066
1,500,000	4.250%, 10/15/2030	1,518,038
3,265,000	4.400%, 8/15/2035	3,161,791
1,305,000	4.750%, 3/1/2044	1,308,781
550,000	4.600%, 8/15/2045	536,605
	Cox Communications, Inc.
1,815,000	3.350%, 9/15/2026[g]	1,675,394
748,000	4.600%, 8/15/2047[g]	673,785
	Crown Castle International Corporation
1,774,000	3.400%, 2/15/2021	1,773,321
2,423,000	5.250%, 1/15/2023	2,515,964
1,496,000	3.200%, 9/1/2024	1,415,886
	CSC Holdings, LLC
330,000	5.500%, 4/15/2027[g]	306,900
	Digicel, Ltd.
3,875,000	6.000%, 4/15/2021[f,g]	3,477,813
	Discovery Communications, LLC
1,850,000	4.900%, 3/11/2026	1,864,484
2,940,000	5.000%, 9/20/2037	2,729,908
	Gray Television, Inc.
2,535,000	5.875%, 7/15/2026[g]	2,363,381
	Intelsat Jackson Holdings SA
1,235,000	8.500%, 10/15/2024[g]	1,197,950
	Level 3 Communications, Inc.
3,020,000	5.375%, 1/15/2024	2,876,550
	Level 3 Financing, Inc.
995,000	5.375%, 5/1/2025	932,813
	Moody’s Corporation
1,045,000	2.750%, 12/15/2021	1,024,780
	Neptune Finco Corporation
2,517,000	10.875%, 10/15/2025[g]	2,826,390
	Netflix, Inc.
2,580,000	4.875%, 4/15/2028	2,354,250
	Nexstar Escrow Corporation
1,153,000	5.625%, 8/1/2024[g]	1,078,055
	Omnicom Group, Inc.
750,000	3.600%, 4/15/2026	710,089
	SES Global Americas Holdings GP
1,035,000	2.500%, 3/25/2019[g]	1,032,518
	Sprint Communications, Inc.
2,025,000	6.000%, 11/15/2022	1,987,193
	Sprint Corporation
1,400,000	7.625%, 2/15/2025	1,400,000
	Telecom Italia SPA
1,775,000	5.303%, 5/30/2024[g]	1,686,250
	Telefonica Emisiones SAU
1,765,000	4.665%, 3/6/2038	1,598,327
	Time Warner Entertainment Company, LP
1,691,000	8.375%, 3/15/2023	1,929,035

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value
Communications Services (1.3%) - continued
	Verizon Communications, Inc.
$1,885,000	3.500%, 11/1/2021	$1,905,107
3,489,000	5.150%, 9/15/2023	3,715,442
1,876,000	3.376%, 2/15/2025	1,820,090
820,000	3.716%, (LIBOR 3M + 1.100%), 5/15/2025[b]	795,096
1,165,000	4.272%, 1/15/2036	1,091,458
2,992,000	4.862%, 8/21/2046	2,944,357
2,530,000	4.522%, 9/15/2048	2,373,502
	Viacom, Inc.
735,000	4.250%, 9/1/2023	732,085
1,427,000	6.875%, 4/30/2036	1,532,803
1,140,000	5.850%, 9/1/2043	1,115,504
	Virgin Media Secured Finance plc
2,565,000	5.250%, 1/15/2026[g]	2,350,181
	Windstream Services, LLC
1,815,000	8.625%, 10/31/2025[g]	1,615,350

	Total	117,171,094

Consumer Cyclical (0.8%)
	Amazon.com, Inc.
935,000	3.150%, 8/22/2027	902,683
1,870,000	3.875%, 8/22/2037	1,817,804
1,122,000	4.050%, 8/22/2047	1,097,928
	American Honda Finance Corporation
1,455,000	2.000%, 2/14/2020	1,437,866
	Aptiv plc
1,930,000	3.150%, 11/19/2020	1,915,534
	Cinemark USA, Inc.
3,525,000	4.875%, 6/1/2023	3,384,000
	D.R. Horton, Inc.
1,515,000	2.550%, 12/1/2020	1,478,243
	Daimler Finance North America, LLC
20,000	3.140%, (LIBOR 3M + 0.620%), 10/30/2019[b,g]	20,021
1,150,000	3.132%, (LIBOR 3M + 0.550%), 5/4/2021[b,g]	1,139,758
	Delphi Jersey Holdings plc
2,430,000	5.000%, 10/1/2025[g]	2,045,428
	Ford Motor Credit Company, LLC
25,000	2.943%, 1/8/2019	25,000
1,395,000	2.262%, 3/28/2019	1,390,999
760,000	2.459%, 3/27/2020	743,892
570,000	3.200%, 1/15/2021	552,294
575,000	4.083%, (LIBOR 3M + 1.270%), 3/28/2022[b]	549,428
1,650,000	2.979%, 8/3/2022	1,522,045
	General Motors Company
1,500,000	3.667%, (LIBOR 3M + 0.900%), 9/10/2021[b]	1,458,417
1,800,000	5.000%, 10/1/2028	1,706,543
	General Motors Financial Company, Inc.
615,000	3.366%, (LIBOR 3M + 0.930%), 4/13/2020[b]	611,155
772,000	4.200%, 3/1/2021	771,495
1,550,000	3.258%, (LIBOR 3M + 0.850%), 4/9/2021[b]	1,514,722
1,635,000	3.150%, 6/30/2022	1,558,549
760,000	3.950%, 4/13/2024	721,729
1,630,000	4.300%, 7/13/2025	1,544,844
	Home Depot, Inc.
1,755,000	5.400%, 9/15/2040	2,012,261
1,140,000	4.250%, 4/1/2046	1,137,738
1,870,000	3.900%, 6/15/2047	1,766,849
	Hyundai Capital America
1,550,000	2.550%, 4/3/2020[g]	1,530,204
1,158,000	3.000%, 10/30/2020[g]	1,144,660
	Jaguar Land Rover Automotive plc
1,100,000	5.625%, 2/1/2023[f,g]	1,020,250
	KB Home
1,815,000	4.750%, 5/15/2019	1,810,463
	L Brands, Inc.
2,100,000	5.625%, 2/15/2022	2,092,125
	Landry’s, Inc.
2,195,000	6.750%, 10/15/2024[g]	2,068,787
	Lear Corporation
1,625,000	5.250%, 1/15/2025	1,669,755
	Lennar Corporation
925,000	4.125%, 1/15/2022	888,000
2,095,000	4.875%, 12/15/2023	2,011,200
1,180,000	4.500%, 4/30/2024	1,115,100
	Live Nation Entertainment, Inc.
1,385,000	5.375%, 6/15/2022[g]	1,374,613
1,300,000	5.625%, 3/15/2026[g]	1,270,750
	Macy’s Retail Holdings, Inc.
2,000,000	2.875%, 2/15/2023[f]	1,851,728
	Mastercard, Inc.
2,140,000	3.950%, 2/26/2048	2,128,535
	McDonald’s Corporation
1,100,000	2.750%, 12/9/2020	1,092,144
1,520,000	2.625%, 1/15/2022	1,486,326
1,755,000	4.450%, 3/1/2047	1,680,287
	MGM Resorts International
3,140,000	6.000%, 3/15/2023	3,155,700
	Navistar International Corporation
300,000	6.625%, 11/1/2025[g]	289,500
	New Red Finance, Inc.
2,420,000	4.250%, 5/15/2024[g]	2,228,360
	Nissan Motor Acceptance Corporation
1,089,000	2.150%, 9/28/2020[g]	1,058,025
	Prime Security Services Borrower, LLC
2,376,000	9.250%, 5/15/2023[g]	2,450,250
	Six Flags Entertainment Corporation
3,110,000	4.875%, 7/31/2024[g]	2,931,175
	VOC Escrow, Ltd.
2,285,000	5.000%, 2/15/2028[g]	2,107,913
	Volkswagen Group of America Finance, LLC
1,800,000	4.250%, 11/13/2023[g]	1,785,134
1,175,000	4.750%, 11/13/2028[g]	1,138,674

	Total	78,206,883

Consumer Non-Cyclical (1.6%)
	Abbott Laboratories
1,880,000	2.900%, 11/30/2021	1,861,307
665,000	3.400%, 11/30/2023	662,927
2,980,000	4.750%, 11/30/2036	3,111,611
340,000	4.900%, 11/30/2046	357,390

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value
Consumer Non-Cyclical (1.6%) - continued
	AbbVie, Inc.
$2,650,000	2.500%, 5/14/2020	$2,624,469
1,910,000	3.600%, 5/14/2025	1,832,847
726,000	4.700%, 5/14/2045	661,078
	Altria Group, Inc.
760,000	2.850%, 8/9/2022	729,545
875,000	2.625%, 9/16/2026	764,756
	Amgen, Inc.
2,244,000	2.200%, 5/11/2020	2,215,380
772,000	2.700%, 5/1/2022	755,930
875,000	3.125%, 5/1/2025	837,570
	Anheuser-Busch Companies, LLC
2,828,000	3.650%, 2/1/2026[g]	2,673,138
3,040,000	4.700%, 2/1/2036[g]	2,830,825
	Anheuser-Busch InBev Finance, Inc.
815,000	3.819%, (LIBOR 3M + 1.260%), 2/1/2021[b]	819,462
	Anheuser-Busch InBev Worldwide, Inc.
3,525,000	4.750%, 4/15/2058	3,073,077
1,050,000	3.165%, (LIBOR 3M + 0.740%), 1/12/2024[b]	1,019,235
1,740,000	4.375%, 4/15/2038	1,554,141
1,740,000	4.600%, 4/15/2048	1,562,024
	Anthem, Inc.
1,870,000	4.625%, 5/15/2042	1,804,734
	BAT Capital Corporation
748,000	2.297%, 8/14/2020	730,176
1,122,000	3.222%, 8/15/2024	1,033,319
1,496,000	4.540%, 8/15/2047	1,192,405
	Baxalta, Inc.
721,000	4.000%, 6/23/2025	705,205
	Bayer U.S. Finance II, LLC
1,630,000	4.250%, 12/15/2025[g]	1,587,153
1,550,000	4.875%, 6/25/2048[g]	1,394,875
	Becton, Dickinson and Company
1,594,000	3.734%, 12/15/2024	1,539,675
1,800,000	3.700%, 6/6/2027	1,701,679
1,122,000	4.669%, 6/6/2047	1,056,727
	Boston Scientific Corporation
740,000	6.000%, 1/15/2020	758,613
1,025,000	3.850%, 5/15/2025	1,008,790
800,000	4.000%, 3/1/2028	776,966
1,140,000	7.375%, 1/15/2040	1,490,976
	Bunge, Ltd. Finance Corporation
800,000	3.500%, 11/24/2020	797,907
	Celgene Corporation
3,035,000	2.875%, 8/15/2020	3,013,471
	Church & Dwight Company, Inc.
530,000	2.450%, 12/15/2019	525,175
	Cigna Corporation
405,000	3.326%, (LIBOR 3M + 0.890%), 7/15/2023[b,g]	398,828
1,200,000	4.125%, 11/15/2025[g]	1,198,867
2,950,000	3.050%, 10/15/2027	2,700,061
1,500,000	4.800%, 8/15/2038[g]	1,487,397
	Clorox Company
2,175,000	3.100%, 10/1/2027	2,066,540
	Conagra Brands, Inc.
725,000	3.800%, 10/22/2021	725,224
1,210,000	4.300%, 5/1/2024	1,202,612
	Constellation Brands, Inc.
1,450,000	3.600%, 2/15/2028	1,336,154
	CVS Caremark Corporation
400,000	4.000%, 12/5/2023	401,118
	CVS Health Corporation
357,000	3.350%, 3/9/2021	355,807
714,000	3.700%, 3/9/2023	706,316
1,780,000	4.100%, 3/25/2025	1,764,378
4,560,000	4.875%, 7/20/2035	4,411,379
3,035,000	4.780%, 3/25/2038	2,911,478
1,630,000	5.050%, 3/25/2048	1,587,461
	EMD Finance, LLC
1,520,000	2.950%, 3/19/2022[g]	1,497,495
	Energizer Holdings, Inc.
2,749,000	5.500%, 6/15/2025[g]	2,480,972
	Express Scripts Holding Company
760,000	3.000%, 7/15/2023	731,437
1,600,000	4.800%, 7/15/2046	1,535,900
	Forest Laboratories, LLC
392,000	4.875%, 2/15/2021[g]	401,503
	Grupo Bimbo SAB de CV
1,110,000	4.700%, 11/10/2047[g]	998,512
	HCA, Inc.
1,430,000	5.250%, 6/15/2026	1,419,275
1,505,000	4.500%, 2/15/2027	1,422,225
	Imperial Tobacco Finance plc
1,765,000	2.950%, 7/21/2020[g]	1,738,356
	JBS USA, LLC
2,220,000	5.750%, 6/15/2025[g]	2,120,100
	Kimberly-Clark Corporation
1,900,000	3.900%, 5/4/2047	1,831,032
	Kraft Foods Group, Inc.
1,544,000	5.000%, 6/4/2042	1,382,361
	Kraft Heinz Foods Company
1,900,000	3.375%, 6/15/2021	1,895,349
	Kroger Company
935,000	2.800%, 8/1/2022	911,178
	Laboratory Corporation of America Holdings
620,000	2.625%, 2/1/2020	615,621
	Maple Escrow Subsidiary, Inc.
1,275,000	3.551%, 5/25/2021[g]	1,273,020
	Mead Johnson Nutrition Company
735,000	3.000%, 11/15/2020	732,706
	Medtronic, Inc.
5,820,000	4.375%, 3/15/2035	5,964,864
735,000	4.625%, 3/15/2045	771,655
	Merck & Company, Inc.
660,000	2.990%, (LIBOR 3M + 0.375%), 2/10/2020[b]	660,414
330,000	3.700%, 2/10/2045	317,402
	Mondelez International Holdings Netherlands BV
1,570,000	2.000%, 10/28/2021[g]	1,504,203
	Mondelez International, Inc.
672,000	3.061%, (LIBOR 3M + 0.520%), 2/1/2019[b]	672,009
	Mylan NV
760,000	5.250%, 6/15/2046	641,166
	Mylan, Inc.
450,000	3.125%, 1/15/2023[g]	421,955

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value
Consumer Non-Cyclical (1.6%) - continued
$1,270,000	4.550%, 4/15/2028[g]	$1,184,359
	Nestle Holdings, Inc.
2,850,000	3.900%, 9/24/2038[g]	2,767,569
	PepsiCo, Inc.
1,545,000	2.850%, 2/24/2026	1,477,794
	Perrigo Finance Unlimited Company
1,550,000	4.900%, 12/15/2044	1,283,749
	Post Holdings, Inc.
2,550,000	5.500%, 3/1/2025[g]	2,447,516
	Reynolds American, Inc.
2,338,000	5.700%, 8/15/2035	2,285,027
	Roche Holdings, Inc.
1,158,000	4.000%, 11/28/2044[g]	1,173,658
	Shire Acquisitions Investments Ireland Designated Activity Company
2,262,000	2.400%, 9/23/2021	2,187,223
	Simmons Foods, Inc.
2,450,000	5.750%, 11/1/2024[f,g]	1,739,500
	Smithfield Foods, Inc.
1,770,000	2.700%, 1/31/2020[g]	1,745,837
1,060,000	2.650%, 10/3/2021[g]	1,013,002
	Tenet Healthcare Corporation
3,090,000	8.125%, 4/1/2022	3,097,725
	Thermo Fisher Scientific, Inc.
579,000	3.000%, 4/15/2023	563,269
	TreeHouse Foods, Inc.
970,000	4.875%, 3/15/2022	953,025
	Tyson Foods, Inc.
748,000	3.550%, 6/2/2027	697,004
	UnitedHealth Group, Inc.
340,000	3.350%, 7/15/2022	341,541
1,815,000	2.950%, 10/15/2027	1,715,729
3,450,000	4.625%, 7/15/2035	3,665,735
	VRX Escrow Corporation
4,500,000	6.125%, 4/15/2025[g]	3,926,250
	Zimmer Biomet Holdings, Inc.
2,225,000	3.554%, (LIBOR 3M + 0.750%), 3/19/2021[b]	2,204,165
	Zoetis, Inc.
2,490,000	4.700%, 2/1/2043	2,527,896

	Total	147,256,461

Energy (1.3%)
	Anadarko Petroleum Corporation
1,796,000	4.850%, 3/15/2021	1,838,827
1,575,000	5.550%, 3/15/2026	1,650,302
	Antero Resources Corporation
960,000	5.125%, 12/1/2022	902,400
1,500,000	5.625%, 6/1/2023	1,425,000
	BP Capital Markets America, Inc.
415,000	3.119%, 5/4/2026	395,084
	BP Capital Markets plc
2,285,000	3.535%, 11/4/2024	2,263,597
2,550,000	3.279%, 9/19/2027	2,428,528
	Canadian Natural Resources, Ltd.
1,500,000	3.450%, 11/15/2021	1,489,133
640,000	6.250%, 3/15/2038	702,738
	Canadian Oil Sands, Ltd.
1,000,000	9.400%, 9/1/2021[g]	1,115,239
	Cheniere Corpus Christi Holdings, LLC
2,110,000	7.000%, 6/30/2024	2,226,050
2,245,000	5.875%, 3/31/2025	2,233,775
	Cheniere Energy Partners, LP
2,930,000	5.625%, 10/1/2026[g]	2,739,550
	Chesapeake Energy Corporation
1,300,000	7.000%, 10/1/2024[f]	1,124,500
	ConocoPhillips
1,870,000	6.500%, 2/1/2039	2,324,953
	Continental Resources, Inc.
1,472,000	5.000%, 9/15/2022	1,461,482
1,550,000	4.375%, 1/15/2028	1,459,016
	Dominion Gas Holdings, LLC
1,885,000	2.500%, 12/15/2019	1,870,996
	El Paso Pipeline Partners Operating Company, LLC
1,120,000	4.300%, 5/1/2024	1,119,986
	Enbridge Energy Partners, LP
1,840,000	5.875%, 10/15/2025	1,994,372
	Enbridge, Inc.
1,285,000	2.900%, 7/15/2022	1,243,513
	Encana Corporation
343,000	3.900%, 11/15/2021	343,276
	Energy Transfer Partners, LP
970,000	4.900%, 3/15/2035	869,615
800,000	5.150%, 2/1/2043	694,031
	Energy Transfer Equity, LP
1,470,000	5.500%, 6/1/2027	1,433,250
	Energy Transfer Operating, LP
730,000	4.200%, 9/15/2023	719,399
1,600,000	6.000%, 6/15/2048	1,559,970
	Eni SPA
1,500,000	4.000%, 9/12/2023[g]	1,476,902
	EnLink Midstream Partners, LP
775,000	4.150%, 6/1/2025	698,991
569,000	4.850%, 7/15/2026	513,352
	Enterprise Products Operating, LLC
942,000	5.100%, 2/15/2045	946,609
	EQM Midstream Partners LP
1,600,000	4.750%, 7/15/2023	1,592,505
	EQT Corporation
770,000	8.125%, 6/1/2019	783,068
425,000	4.875%, 11/15/2021	433,106
1,726,000	3.900%, 10/1/2027	1,488,787
	Exxon Mobil Corporation
625,000	4.114%, 3/1/2046	636,779
	Hess Corporation
2,515,000	3.500%, 7/15/2024	2,365,929
1,090,000	6.000%, 1/15/2040	1,000,118
	Kinder Morgan Energy Partners, LP
1,150,000	3.500%, 3/1/2021	1,147,066
1,870,000	6.500%, 9/1/2039	1,996,124
	Kinder Morgan, Inc.
1,600,000	6.500%, 9/15/2020	1,675,922
	Magellan Midstream Partners, LP
1,070,000	5.000%, 3/1/2026	1,118,961
	Marathon Oil Corporation
1,140,000	2.700%, 6/1/2020	1,122,988
2,600,000	6.600%, 10/1/2037	2,916,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value
Energy (1.3%) - continued
	Marathon Petroleum Corporation
$560,000	3.400%, 12/15/2020	$559,716
2,244,000	4.750%, 12/15/2023[g]	2,302,411
1,496,000	6.500%, 3/1/2041	1,615,517
	MPLX, LP
2,244,000	4.875%, 6/1/2025	2,262,621
1,125,000	4.125%, 3/1/2027	1,071,699
	Nabors Industries, Inc.
1,195,000	5.750%, 2/1/2025	905,037
	Newfield Exploration Company
2,780,000	5.625%, 7/1/2024	2,814,750
	ONEOK Partners, LP
1,070,000	3.800%, 3/15/2020	1,071,796
	Parsley Energy, LLC
1,045,000	5.625%, 10/15/2027[g]	949,644
	PBF Holding Company, LLC
1,870,000	7.250%, 6/15/2025	1,757,800
	Petroleos Mexicanos
1,425,000	6.000%, 3/5/2020	1,451,006
520,000	2.378%, 4/15/2025	513,329
1,000,000	6.750%, 9/21/2047	826,890
	Phillips 66
1,450,000	3.900%, 3/15/2028	1,401,517
	Pioneer Natural Resources Company
750,000	4.450%, 1/15/2026	757,581
	Plains All American Pipeline, LP
1,690,000	5.000%, 2/1/2021	1,718,824
	Regency Energy Partners, LP
1,520,000	5.875%, 3/1/2022	1,581,450
1,470,000	5.000%, 10/1/2022	1,500,114
	Sabine Pass Liquefaction, LLC
1,125,000	6.250%, 3/15/2022	1,182,878
1,300,000	5.625%, 4/15/2023	1,369,581
1,500,000	5.750%, 5/15/2024	1,572,159
1,430,000	5.625%, 3/1/2025	1,485,579
	Schlumberger Holdings Corporation
1,630,000	4.000%, 12/21/2025[g]	1,609,633
	Shell International Finance BV
615,000	3.068%, (LIBOR 3M + 0.450%), 5/11/2020[b]	615,824
	Southwestern Energy Company
2,580,000	7.500%, 4/1/2026	2,438,100
	SRC Energy, Inc.
2,155,000	6.250%, 12/1/2025	1,788,650
	Suncor Energy, Inc.
990,000	3.600%, 12/1/2024	968,245
	Sunoco, LP
860,000	5.500%, 2/15/2026	814,850
1,285,000	5.875%, 3/15/2028	1,201,963
	Tallgrass Energy Partners, LP
3,300,000	5.500%, 1/15/2028[g]	3,168,000
	Targa Resources Partners, LP
975,000	5.250%, 5/1/2023	955,500
	Transocean, Inc.
2,885,000	7.250%, 11/1/2025[g]	2,517,163
	W&T Offshore, Inc.
465,000	9.750%, 11/1/2023[g]	406,875
	Weatherford International, Ltd.
617,000	4.500%, 4/15/2022	360,945
1,973,000	8.250%, 6/15/2023[f]	1,188,733
	Western Gas Partners, LP
1,496,000	4.000%, 7/1/2022	1,483,117
725,000	4.500%, 3/1/2028	678,065
	Williams Companies, Inc.
1,815,000	7.500%, 1/15/2031	2,167,995
	Williams Partners, LP
950,000	4.000%, 11/15/2021	953,656
560,000	3.600%, 3/15/2022	549,798
935,000	4.500%, 11/15/2023	939,867
1,475,000	6.300%, 4/15/2040	1,564,869
	Woodside Finance, Ltd.
1,825,000	3.650%, 3/5/2025[g]	1,734,179
735,000	3.700%, 3/15/2028[g]	680,237
	WPX Energy, Inc.
1,645,000	5.750%, 6/1/2026	1,488,725

	Total	122,489,627

Financials (3.5%)
	ABN AMRO Bank NV
1,550,000	4.750%, 7/28/2025[g]	1,542,160
	ACE INA Holdings, Inc.
1,115,000	4.350%, 11/3/2045	1,149,492
	AerCap Ireland Capital, Ltd.
760,000	3.750%, 5/15/2019	759,945
760,000	4.625%, 10/30/2020	765,158
1,870,000	5.000%, 10/1/2021	1,899,322
1,240,000	3.500%, 1/15/2025	1,131,814
	Air Lease Corporation
1,870,000	3.375%, 1/15/2019	1,869,833
1,450,000	2.500%, 3/1/2021	1,413,501
610,000	3.500%, 1/15/2022	600,271
	Aircastle, Ltd.
1,700,000	5.000%, 4/1/2023	1,706,583
	Ally Financial, Inc.
960,000	3.750%, 11/18/2019	956,400
2,025,000	4.125%, 3/30/2020	2,003,656
	American Express Company
1,094,000	2.200%, 10/30/2020	1,074,050
	American Express Credit Corporation
945,000	3.351%, (LIBOR 3M + 0.550%), 3/18/2019[b]	945,532
80,000	1.875%, 5/3/2019	79,705
2,600,000	2.200%, 3/3/2020	2,571,853
	American International Group, Inc.
530,000	3.300%, 3/1/2021	528,184
1,154,000	4.125%, 2/15/2024	1,158,645
2,245,000	3.750%, 7/10/2025	2,150,509
2,085,000	3.900%, 4/1/2026	2,008,733
	Ares Capital Corporation
2,875,000	3.875%, 1/15/2020	2,880,742
	ASP AMC Merger Sub, Inc.
1,340,000	8.000%, 5/15/2025[g]	710,200
	AvalonBay Communities, Inc.
1,650,000	3.500%, 11/15/2025	1,627,698
	Aviation Capital Group, LLC
1,300,000	2.875%, 1/20/2022[g]	1,257,852
	Banco Santander SA
2,800,000	6.375%, 5/19/2019[b,k]	2,674,801
1,400,000	3.545%, (LIBOR 3M + 1.120%), 4/12/2023[b]	1,372,818

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value
Financials (3.5%) - continued
	Bank of America Corporation
$840,000	3.266%, (LIBOR 3M + 0.870%), 4/1/2019[b]	$841,237
920,000	2.369%, 7/21/2021[b]	903,514
1,100,000	2.328%, 10/1/2021[b]	1,078,498
700,000	3.499%, 5/17/2022[b]	700,079
1,280,000	3.300%, 1/11/2023	1,260,549
1,490,000	2.881%, 4/24/2023[b]	1,449,096
1,520,000	4.000%, 4/1/2024	1,528,317
4,020,000	4.000%, 1/22/2025	3,917,695
1,825,000	3.093%, 10/1/2025[b]	1,730,314
1,125,000	3.500%, 4/19/2026	1,083,521
2,244,000	4.183%, 11/25/2027	2,158,091
1,550,000	3.824%, 1/20/2028[b]	1,504,461
1,658,000	5.875%, 2/7/2042	1,928,281
	Bank of Montreal
1,400,000	2.896%, (LIBOR 3M + 0.460%), 4/13/2021[b]	1,391,615
	Bank of New York Mellon Corporation
1,930,000	2.500%, 4/15/2021	1,906,164
	Bank of Nova Scotia
550,000	2.909%, (LIBOR 3M + 0.440%), 4/20/2021[b]	546,924
1,550,000	2.700%, 3/7/2022	1,516,109
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
440,000	2.850%, 9/8/2021[g]	433,954
	Barclays Bank plc
386,000	10.179%, 6/12/2021[g]	433,905
	Barclays plc
2,415,000	3.250%, 1/12/2021	2,365,005
1,575,000	4.610%, 2/15/2023[b]	1,561,641
1,544,000	3.650%, 3/16/2025	1,423,165
	BB&T Corporation
560,000	3.151%, (LIBOR 3M + 0.715%), 1/15/2020[b]	561,079
	BNP Paribas SA
1,150,000	4.375%, 3/1/2033b,[g]	1,077,141
	Boston Properties, LP
950,000	4.500%, 12/1/2028	971,918
	BPCE SA
975,000	3.000%, 5/22/2022[g]	941,791
2,541,000	3.500%, 10/23/2027[g]	2,308,694
	Capital One Financial Corporation
1,309,000	2.500%, 5/12/2020	1,291,875
2,950,000	3.450%, 4/30/2021	2,943,840
1,520,000	3.050%, 3/9/2022	1,482,437
	Cboe Global Markets, Inc.
825,000	1.950%, 6/28/2019	820,702
	CIT Group, Inc.
2,970,000	5.000%, 8/15/2022	2,929,162
	Citigroup, Inc.
700,000	3.180%, (LIBOR 3M + 0.770%), 4/8/2019[b]	700,596
855,000	2.700%, 3/30/2021	841,925
1,675,000	2.750%, 4/25/2022	1,624,001
850,000	4.050%, 7/30/2022	853,821
1,075,000	3.142%, 1/24/2023[b]	1,055,874
2,515,000	4.400%, 6/10/2025	2,462,356
1,520,000	3.200%, 10/21/2026	1,403,720
2,244,000	3.668%, 7/24/2028[b]	2,121,054
1,140,000	4.125%, 7/25/2028	1,070,477
1,815,000	3.520%, 10/27/2028[b]	1,693,638
2,120,000	3.878%, 1/24/2039[b]	1,905,509
978,000	4.650%, 7/23/2048	957,154
	Citizens Bank NA
1,525,000	2.200%, 5/26/2020	1,502,927
	Comerica, Inc.
610,000	3.700%, 7/31/2023	609,623
	Commerzbank AG
1,850,000	8.125%, 9/19/2023[g]	2,029,339
	Commonwealth Bank of Australia
1,140,000	2.250%, 3/10/2020[g]	1,129,807
2,140,000	3.488%, (LIBOR 3M + 0.700%), 3/16/2023[b,g]	2,118,514
	Compass Bank
1,350,000	3.500%, 6/11/2021	1,346,185
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,975,000	3.950%, 11/9/2022	1,968,453
4,488,000	4.625%, 12/1/2023	4,550,220
	Credit Agricole SA
820,000	3.236%, (LIBOR 3M + 0.800%), 4/15/2019[b,g]	821,150
1,200,000	3.375%, 1/10/2022[g]	1,180,308
	Credit Suisse AG
772,000	5.400%, 1/14/2020	783,856
	Credit Suisse Group AG
1,800,000	2.997%, 12/14/2023[b,g]	1,712,763
900,000	7.250%, 9/12/2025[b,g,k]	849,015
1,385,000	3.869%, 1/12/2029[b,g]	1,289,233
	Credit Suisse Group Funding, Ltd.
1,036,000	3.125%, 12/10/2020	1,025,659
1,544,000	3.750%, 3/26/2025	1,477,078
	Deutsche Bank AG
876,000	2.700%, 7/13/2020	851,894
2,300,000	3.375%, 5/12/2021	2,219,524
950,000	4.250%, 10/14/2021	928,825
2,100,000	4.875%, 12/1/2032[b]	1,632,834
	Digital Realty Trust LP
1,500,000	3.400%, 10/1/2020	1,494,937
	Discover Bank
1,750,000	8.700%, 11/18/2019	1,825,214
738,000	3.100%, 6/4/2020	732,836
1,670,000	4.682%, 8/9/2028[b]	1,634,262
	Duke Realty, LP
330,000	3.875%, 2/15/2021	332,735
960,000	4.375%, 6/15/2022	983,947
	ERP Operating, LP
337,000	3.375%, 6/1/2025	331,276
	European Investment Bank
1,215,000	1.875%, 3/15/2019	1,213,724
	Fidelity National Financial, Inc.
1,300,000	5.500%, 9/1/2022	1,375,075
	Fifth Third Bancorp
740,000	2.875%, 7/27/2020	735,417
530,000	2.875%, 10/1/2021	523,719
1,200,000	2.600%, 6/15/2022	1,167,240
	Five Corners Funding Trust
3,070,000	4.419%, 11/15/2023[g]	3,158,140
	GE Capital International Funding Company
6,930,000	4.418%, 11/15/2035	5,830,259
	Goldman Sachs Group, Inc.
3,970,000	5.375%, 3/15/2020	4,058,259

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value
Financials (3.5%) - continued
$780,000	3.637%, (LIBOR 3M + 1.160%), 4/23/2020[b]	$782,696
2,600,000	5.375%, 5/10/2020[b,k]	2,512,302
2,863,000	5.250%, 7/27/2021	2,971,940
2,150,000	2.876%, 10/31/2022[b]	2,088,005
1,496,000	2.908%, 6/5/2023[b]	1,436,076
2,600,000	3.691%, 6/5/2028[b]	2,417,706
3,130,000	4.750%, 10/21/2045	2,988,288
	Hartford Financial Services Group, Inc.
2,660,000	5.125%, 4/15/2022	2,788,281
	HCP, Inc.
1,930,000	4.000%, 12/1/2022	1,927,085
660,000	3.400%, 2/1/2025	624,855
	HSBC Holdings plc
2,675,000	3.400%, 3/8/2021	2,667,081
1,475,000	6.875%, 6/1/2021[b,k]	1,515,931
1,225,000	2.650%, 1/5/2022	1,188,356
1,170,000	3.600%, 5/25/2023	1,163,249
1,460,000	3.900%, 5/25/2026	1,399,672
	HSBC USA, Inc.
1,885,000	2.350%, 3/5/2020	1,865,735
	Icahn Enterprises, LP
1,045,000	6.750%, 2/1/2024	1,034,550
1,215,000	6.375%, 12/15/2025	1,169,437
	ING Groep NV
1,125,000	3.150%, 3/29/2022	1,106,094
1,300,000	4.100%, 10/2/2023	1,299,127
	International Lease Finance Corporation
750,000	5.875%, 8/15/2022	785,553
	Intesa Sanpaolo SPA
1,040,000	3.125%, 7/14/2022[g]	961,550
	Iron Mountain, Inc.
2,740,000	6.000%, 8/15/2023	2,774,250
	J.P. Morgan Chase & Company
625,000	2.250%, 1/23/2020	618,705
1,615,000	3.418%, (LIBOR 3M + 0.680%), 6/1/2021[b]	1,605,181
900,000	2.295%, 8/15/2021	878,042
1,930,000	4.500%, 1/24/2022	1,988,559
1,425,000	2.972%, 1/15/2023	1,389,266
1,158,000	3.200%, 1/25/2023	1,141,064
1,950,000	2.700%, 5/18/2023	1,872,919
825,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	824,792
1,320,000	3.625%, 5/13/2024	1,311,113
2,585,000	3.125%, 1/23/2025	2,463,794
3,200,000	3.900%, 7/15/2025	3,172,377
1,475,000	4.203%, 7/23/2029[b]	1,471,414
1,150,000	4.452%, 12/5/2029[b]	1,170,447
2,240,000	3.882%, 7/24/2038[b]	2,040,876
	J.P. Morgan Chase Bank NA
720,000	3.086%, 4/26/2021[b]	716,990
	KeyBank NA
975,000	2.350%, 3/8/2019	973,743
	KeyCorp
1,600,000	2.900%, 9/15/2020	1,589,193
	Kimco Realty Corporation
2,992,000	3.300%, 2/1/2025	2,852,960
	Kookmin Bank
1,225,000	1.625%, 8/1/2019[g]	1,211,727
	Liberty Mutual Group, Inc.
760,000	4.950%, 5/1/2022[g]	783,543
	Liberty Property, LP
2,210,000	3.750%, 4/1/2025	2,154,059
	Lloyds Bank plc
850,000	3.079%, (LIBOR 3M + 0.490%), 5/7/2021[b]	841,431
	Lloyds Banking Group plc
1,815,000	2.907%, 11/7/2023[b]	1,716,187
	MassMutual Global Funding
1,230,000	2.750%, 6/22/2024[g]	1,178,771
	MetLife, Inc.
1,300,000	4.050%, 3/1/2045	1,205,039
	Mitsubishi UFJ Financial Group, Inc.
1,200,000	2.190%, 9/13/2021	1,158,363
2,160,000	3.455%, 3/2/2023	2,146,616
1,870,000	3.287%, 7/25/2027	1,782,697
	Morgan Stanley
760,000	5.550%, 7/15/2020[b,k]	737,580
945,000	2.500%, 4/21/2021	925,991
1,900,000	2.625%, 11/17/2021	1,854,367
905,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[b]	902,032
1,683,000	2.750%, 5/19/2022	1,637,279
670,000	4.875%, 11/1/2022	690,394
1,450,000	3.125%, 1/23/2023	1,415,448
1,530,000	4.000%, 7/23/2025	1,510,096
1,925,000	4.350%, 9/8/2026	1,871,666
2,244,000	3.591%, 7/22/2028[b]	2,120,899
1,815,000	3.772%, 1/24/2029[b]	1,737,574
	MPT Operating Partnership, LP
2,200,000	6.375%, 3/1/2024	2,255,000
	Nasdaq, Inc.
900,000	3.850%, 6/30/2026	866,625
	National City Corporation
1,966,000	6.875%, 5/15/2019	1,992,986
	New York Life Global Funding
1,120,000	2.300%, 6/10/2022[g]	1,079,528
	Park Aerospace Holdings, Ltd.
2,290,000	5.500%, 2/15/2024[g]	2,209,850
	Prudential Financial, Inc.
530,000	2.350%, 8/15/2019	527,513
	Quicken Loans, Inc.
3,705,000	5.750%, 5/1/2025[g]	3,464,175
	Realty Income Corporation
1,475,000	4.125%, 10/15/2026	1,484,287
	Regency Centers, LP
2,100,000	4.125%, 3/15/2028	2,074,663
	Regions Financial Corporation
1,158,000	3.200%, 2/8/2021	1,150,555
	Reinsurance Group of America, Inc.
1,540,000	5.000%, 6/1/2021	1,598,791
1,100,000	4.700%, 9/15/2023	1,147,761
	Reliance Standard Life Global Funding II
660,000	2.500%, 4/24/2019[g]	658,377
	Royal Bank of Scotland Group plc
1,870,000	8.625%, 8/15/2021[b,k]	1,935,450
1,000,000	3.875%, 9/12/2023	958,627
2,305,000	5.125%, 5/28/2024	2,234,694

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value
Financials (3.5%) - continued
	Santander UK Group Holdings plc
$1,351,000	2.875%, 10/16/2020	$1,327,430
	Simon Property Group, LP
570,000	2.500%, 9/1/2020	563,738
1,400,000	2.750%, 2/1/2023	1,357,035
1,520,000	4.250%, 11/30/2046	1,465,670
	SITE Centers Corporation
498,000	4.625%, 7/15/2022	511,305
	Skandinaviska Enskilda Banken AB
1,025,000	2.375%, 3/25/2019[g]	1,023,110
	Societe Generale SA
1,122,000	4.750%, 11/24/2025[g]	1,108,838
	Standard Chartered plc
2,479,000	2.100%, 8/19/2019[g]	2,457,266
	State Street Corporation
873,000	3.540%, (LIBOR 3M + 0.900%), 8/18/2020[b]	876,976
	Sumitomo Mitsui Financial Group, Inc.
1,280,000	2.784%, 7/12/2022	1,247,180
1,090,000	3.102%, 1/17/2023	1,069,170
1,140,000	3.010%, 10/19/2026	1,069,916
	Sumitomo Mitsui Trust Bank, Ltd.
1,825,000	1.950%, 9/19/2019[g]	1,808,815
	SunTrust Banks, Inc.
1,500,000	2.250%, 1/31/2020	1,482,032
	Svenska Handelsbanken AB
1,190,000	3.278%, (LIBOR 3M + 0.490%), 6/17/2019[b]	1,191,125
	Synchrony Financial
2,483,000	3.000%, 8/15/2019	2,466,644
520,000	3.812%, (LIBOR 3M + 1.230%), 2/3/2020[b]	519,607
590,000	4.250%, 8/15/2024	541,840
1,850,000	3.950%, 12/1/2027	1,559,097
	Toronto-Dominion Bank
560,000	3.708%, (LIBOR 3M + 0.930%), 12/14/2020[b]	564,889
	UBS Group Funding Jersey, Ltd.
1,158,000	4.125%, 9/24/2025[g]	1,150,593
	UBS Group Funding Switzerland AG
1,505,000	3.491%, 5/23/2023[g]	1,467,635
	USB Realty Corporation
535,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,g,k]	462,775
	Ventas Realty, LP
1,550,000	3.100%, 1/15/2023	1,511,325
1,790,000	4.000%, 3/1/2028	1,735,832
	Voya Financial, Inc.
2,618,000	3.125%, 7/15/2024	2,468,454
	Wells Fargo & Company
780,000	3.200%, (LIBOR 3M + 0.680%), 1/30/2020[b]	781,556
1,550,000	2.550%, 12/7/2020	1,527,848
1,680,000	2.625%, 7/22/2022	1,619,877
1,550,000	3.069%, 1/24/2023	1,509,625
1,520,000	3.450%, 2/13/2023	1,488,022
1,320,000	3.000%, 2/19/2025	1,244,541
125,000	3.000%, 4/22/2026	116,539
1,475,000	3.000%, 10/23/2026	1,366,175
2,680,000	4.900%, 11/17/2045	2,614,083
	Welltower, Inc.
610,000	3.950%, 9/1/2023	611,482
2,535,000	4.000%, 6/1/2025	2,502,944
	ZB NA
1,550,000	3.500%, 8/27/2021	1,545,130

	Total	328,650,617

Foreign Government (<0.1%)
	Export-Import Bank of Korea
765,000	2.250%, 1/21/2020	758,273
	Kommunalbanken AS
1,270,000	1.500%, 10/22/2019[g]	1,258,525

	Total	2,016,798

Mortgage-Backed Securities (8.5%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
90,995,000	4.000%, 1/1/2049[e]	92,762,976
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,403,639	3.000%, 3/15/2045, Ser. 4741, Class GA	1,397,704
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
854,766	4.276%, (LIBOR 12M + 1.550%), 7/1/2043[b]	879,906
1,524,933	4.288%, (LIBOR 12M + 1.540%), 7/1/2043[b]	1,569,070
569,954	4.280%, (LIBOR 12M + 1.530%), 8/1/2043[b]	587,733
208,825,000	3.500%, 1/1/2049[e]	208,854,010
210,150,000	4.000%, 1/1/2049[e]	214,291,640
185,918,000	4.500%, 1/1/2049[e]	192,609,345
47,775,000	5.000%, 1/1/2049[e]	50,058,009
	Government National Mortgage Association Conventional 30-Yr. Pass Through
30,400,000	4.500%, 1/1/2049[e]	31,457,152

	Total	794,467,545

Technology (0.8%)
	Amphenol Corporation
511,000	2.550%, 1/30/2019	510,664
	Apple, Inc.
615,000	2.918%, (LIBOR 3M + 0.300%), 5/6/2020[b]	614,970
590,000	3.000%, 2/9/2024	582,624
1,500,000	3.200%, 5/11/2027	1,448,439
1,975,000	3.000%, 6/20/2027	1,883,135
1,405,000	3.000%, 11/13/2027	1,335,999
1,805,000	4.500%, 2/23/2036	1,913,951
1,154,000	4.650%, 2/23/2046	1,227,134
1,875,000	4.250%, 2/9/2047	1,871,156
2,570,000	3.750%, 9/12/2047	2,364,093
	Applied Materials, Inc.
736,000	3.300%, 4/1/2027	706,555
	Avnet, Inc.
1,100,000	3.750%, 12/1/2021	1,106,354

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value
Technology (0.8%) - continued
	Baidu, Inc.
$1,650,000	3.000%, 6/30/2020	$1,641,296
	Broadcom Corporation
1,146,000	3.875%, 1/15/2027	1,028,758
3,270,000	3.500%, 1/15/2028	2,834,817
	Cisco Systems, Inc.
825,000	3.238%, (LIBOR 3M + 0.500%), 3/1/2019[b]	825,496
	CommScope Technologies Finance, LLC
2,220,000	6.000%, 6/15/2025[g]	2,020,200
	Diamond 1 Finance Corporation
1,870,000	5.450%, 6/15/2023[g]	1,902,879
2,860,000	6.020%, 6/15/2026[g]	2,874,232
750,000	8.100%, 7/15/2036[g]	809,269
	Equinix, Inc.
2,695,000	5.750%, 1/1/2025	2,715,212
	Fidelity National Information Services, Inc.
842,000	3.625%, 10/15/2020	845,677
	Harland Clarke Holdings Corporation
2,255,000	8.375%, 8/15/2022[g]	2,054,869
	Hewlett Packard Enterprise Company
1,600,000	3.059%, (LIBOR 3M + 0.720%), 10/5/2021[b]	1,586,076
610,000	3.500%, 10/5/2021	611,654
760,000	4.400%, 10/15/2022	775,014
	Intel Corporation
925,000	3.700%, 7/29/2025	933,487
1,737,000	4.100%, 5/19/2046	1,703,286
	Marvell Technology Group, Ltd.
950,000	4.200%, 6/22/2023	947,192
1,265,000	4.875%, 6/22/2028	1,233,214
	Microsoft Corporation
2,400,000	4.750%, 11/3/2055	2,693,789
2,400,000	4.200%, 11/3/2035	2,490,596
4,500,000	3.700%, 8/8/2046	4,332,078
1,850,000	4.250%, 2/6/2047	1,944,899
	NetApp, Inc.
1,200,000	2.000%, 9/27/2019	1,186,849
	NXP BV
1,830,000	3.875%, 9/1/2022[g]	1,756,800
	NXP BV/NXP Funding, LLC
1,500,000	4.875%, 3/1/2024[g]	1,506,585
	Oracle Corporation
1,544,000	2.400%, 9/15/2023	1,481,575
3,565,000	2.950%, 5/15/2025	3,413,042
1,815,000	3.850%, 7/15/2036	1,716,133
	Seagate HDD Cayman
1,265,000	4.750%, 1/1/2025	1,122,362
	Sensata Technologies UK Financing Company plc
1,555,000	6.250%, 2/15/2026[g]	1,562,775
	Texas Instruments, Inc.
1,630,000	4.150%, 5/15/2048	1,628,894
	Tyco Electronics Group SA
374,000	3.450%, 8/1/2024	364,001
748,000	3.125%, 8/15/2027	692,296
	VMware, Inc.
450,000	2.950%, 8/21/2022	428,904

	Total	71,229,280

Transportation (0.1%)
	Air Canada Pass Through Trust
412,281	3.875%, 3/15/2023[g]	399,171
	American Airlines Pass Through Trust
1,304,231	3.375%, 5/1/2027	1,239,463
	Avis Budget Car Rental, LLC
1,625,000	6.375%, 4/1/2024[f,g]	1,551,875
	Burlington Northern Santa Fe, LLC
1,120,000	5.750%, 5/1/2040	1,313,101
3,220,000	5.050%, 3/1/2041	3,527,418
1,175,000	4.450%, 3/15/2043	1,198,274
	CSX Corporation
442,000	3.700%, 11/1/2023	448,555
	Delta Air Lines, Inc.
830,000	2.875%, 3/13/2020	824,382
67,858	4.950%, 11/23/2020	68,231
	J.B. Hunt Transport Services, Inc.
510,000	3.300%, 8/15/2022	505,828
	XPO Logistics, Inc.
1,703,000	6.500%, 6/15/2022[g]	1,688,099

	Total	12,764,397

U.S. Government & Agencies (7.6%)
	Federal National Mortgage Association
540,000	6.250%, 5/15/2029	692,915
	Federal National Mortgage Association - ACES
9,025,000	3.640%, 8/25/2030, Ser. 2018-M12, Class A2[b]	9,090,554
	U.S. Treasury Bonds
4,500,000	2.375%, 5/15/2027	4,409,088
3,845,000	2.250%, 11/15/2027	3,717,023
76,750,000	2.875%, 5/15/2028	77,984,303
4,750,000	5.250%, 11/15/2028	5,788,949
2,975,000	4.375%, 5/15/2040	3,657,351
390,000	3.000%, 5/15/2042	391,102
68,926,000	2.500%, 5/15/2046	62,275,929
	U.S. Treasury Bonds, TIPS
37,143,606	0.125%, 1/15/2023	35,876,999
140,859	2.375%, 1/15/2025	152,311
33,027,486	0.375%, 1/15/2027	31,373,863
32,531,798	0.375%, 7/15/2027	30,865,037
99,445	2.125%, 2/15/2040	116,897
1,063,135	0.750%, 2/15/2042	964,771
	U.S. Treasury Notes
12,650,000	1.000%, 10/15/2019	12,490,393
92,255,000	1.500%, 10/31/2019[l,m]	91,393,338
58,410,000	1.750%, 11/30/2019	57,951,390
5,080,000	2.250%, 3/31/2020	5,058,990
63,255,000	1.375%, 9/30/2020	62,003,348
14,000,000	2.750%, 11/30/2020	14,060,799
1,015,000	1.875%, 12/15/2020	1,002,705
5,000,000	1.375%, 5/31/2021	4,870,694
36,909,000	1.125%, 8/31/2021	35,621,705
23,355,000	1.875%, 7/31/2022	22,870,721
19,500,000	2.000%, 11/30/2022	19,145,685
4,910,000	2.500%, 3/31/2023	4,910,683

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value
U.S. Government & Agencies (7.6%) - continued
$27,885,000	2.125%, 7/31/2024	$27,278,983
33,950,000	2.250%, 11/15/2024	33,367,875
12,900,000	2.125%, 11/30/2024	12,592,238
14,894,261	0.750%, 7/15/2028	14,580,083
	U.S. Treasury Notes, TIPS
4,587,799	0.125%, 4/15/2021	4,461,226
15,051,574	0.625%, 4/15/2023	14,802,290

	Total	705,820,238

Utilities (0.9%)
	Ameren Illinois Company
830,000	4.500%, 3/15/2049	878,922
	American Electric Power Company, Inc.
2,552,000	2.950%, 12/15/2022	2,502,260
	Appalachian Power Company
750,000	3.300%, 6/1/2027	716,924
	Arizona Public Service Company
675,000	2.200%, 1/15/2020	671,684
	Atmos Energy Corporation
785,000	3.000%, 6/15/2027	749,037
	Berkshire Hathaway Energy Company
455,000	2.400%, 2/1/2020	451,977
1,165,000	4.500%, 2/1/2045	1,164,832
	Calpine Corporation
1,235,000	5.375%, 1/15/2023	1,157,812
	CenterPoint Energy, Inc.
605,000	3.850%, 2/1/2024	607,897
900,000	4.250%, 11/1/2028	912,573
	CMS Energy Corporation
1,140,000	2.950%, 2/15/2027	1,058,385
	Commonwealth Edison Company
1,300,000	3.700%, 3/1/2045	1,198,263
650,000	4.350%, 11/15/2045	653,842
	Consolidated Edison, Inc.
772,000	2.000%, 5/15/2021	748,923
579,000	4.500%, 12/1/2045	584,048
	Consumers Energy Company
1,200,000	4.350%, 4/15/2049	1,248,157
	Dominion Energy, Inc.
495,000	2.962%, 7/1/2019	493,245
1,496,000	2.579%, 7/1/2020	1,472,357
	DTE Electric Company
965,000	3.700%, 3/15/2045	896,672
1,225,000	3.700%, 6/1/2046	1,139,907
	DTE Energy Company
265,000	2.400%, 12/1/2019	262,285
	Duke Energy Carolinas, LLC
2,540,000	3.700%, 12/1/2047	2,310,515
	Duke Energy Corporation
1,520,000	3.750%, 9/1/2046	1,316,013
	Duke Energy Florida, LLC
1,030,000	3.200%, 1/15/2027	997,379
	Duke Energy Indiana, LLC
1,550,000	3.750%, 5/15/2046	1,430,777
	Dynegy, Inc.
2,665,000	7.375%, 11/1/2022	2,751,612
	Edison International
1,520,000	2.950%, 3/15/2023	1,435,752
	Emera U.S. Finance, LP
1,175,000	2.150%, 6/15/2019	1,165,398
	Energy Transfer Operating, LP
1,630,000	5.200%, 2/1/2022	1,673,871
	Eversource Energy
1,625,000	2.500%, 3/15/2021	1,597,034
	Exelon Corporation
825,000	5.100%, 6/15/2045	859,972
1,158,000	4.450%, 4/15/2046	1,102,836
	Exelon Generation Company, LLC
1,077,000	5.200%, 10/1/2019	1,090,885
1,385,000	2.950%, 1/15/2020	1,378,294
	FirstEnergy Corporation
460,000	2.850%, 7/15/2022	448,306
2,645,000	4.850%, 7/15/2047	2,650,134
	ITC Holdings Corporation
294,000	4.050%, 7/1/2023	298,778
760,000	5.300%, 7/1/2043	839,566
	MidAmerican Energy Holdings Company
2,316,000	6.500%, 9/15/2037	2,857,086
	Mississippi Power Company
1,040,000	3.472%, (LIBOR 3M + 0.650%), 3/27/2020[b]	1,038,241
1,040,000	3.950%, 3/30/2028	1,026,947
	Monongahela Power Company
990,000	5.400%, 12/15/2043[g]	1,154,868
	National Rural Utilities Cooperative Finance Corporation
1,500,000	2.300%, 11/1/2020	1,478,249
550,000	3.900%, 11/1/2028	564,082
	NextEra Energy Capital Holdings, Inc.
965,000	2.300%, 4/1/2019	962,789
	NiSource Finance Corporation
748,000	3.490%, 5/15/2027	714,174
2,200,000	5.650%, 2/1/2045	2,398,115
	NRG Energy, Inc.
1,150,000	7.250%, 5/15/2026	1,197,438
	Oncor Electric Delivery Company, LLC
2,992,000	3.750%, 4/1/2045	2,844,221
	Pacific Gas and Electric Company
1,850,000	3.300%, 3/15/2027	1,523,761
900,000	3.300%, 12/1/2027	734,871
900,000	3.950%, 12/1/2047	683,739
	PPL Capital Funding, Inc.
497,000	3.500%, 12/1/2022	488,914
748,000	3.400%, 6/1/2023	739,998
1,400,000	5.000%, 3/15/2044	1,428,862
	PPL Electric Utilities Corporation
1,122,000	3.950%, 6/1/2047	1,088,966
	Public Service Electric & Gas Company
1,900,000	3.000%, 5/15/2027	1,829,783
	San Diego Gas and Electric Company
1,540,000	4.150%, 5/15/2048	1,494,709
	Sempra Energy
630,000	2.400%, 3/15/2020	621,072
	South Carolina Electric & Gas Company
1,850,000	5.100%, 6/1/2065	1,915,490
	Southern California Edison Company
1,500,000	4.000%, 4/1/2047	1,377,101

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (30.9%)	Value
Utilities (0.9%) - continued
$900,000	4.125%, 3/1/2048	$853,315
	Southern Company
1,500,000	2.950%, 7/1/2023	1,449,183
1,843,000	3.250%, 7/1/2026	1,727,321
	Southern Company Gas Capital Corporation
1,870,000	4.400%, 5/30/2047	1,751,099
	Southwestern Electric Power Company
620,000	3.900%, 4/1/2045	559,003
	Virginia Electric and Power Company
850,000	4.600%, 12/1/2048	887,836

	Total	80,308,357

	Total Long-Term Fixed Income (cost $2,929,287,359)	2,883,452,937

Shares	Common Stock (27.1%)
Communications Services (1.7%)
255,535	Activision Blizzard, Inc.	11,900,265
39,173	Alphabet, Inc., Class An	40,934,218
14,533	Alphabet, Inc., Class Cn	15,050,520
130,782	AT&T, Inc.	3,732,518
43,357	Auto Trader Group plc[g]	251,618
128,684	CBS Corporation	5,626,065
244,820	Comcast Corporation	8,336,121
67,490	DISH Network Corporation[n]	1,685,225
8,643	EchoStar Corporation[n]	317,371
221,615	Facebook, Inc.[n]	29,051,510
10,086	Hemisphere Media Group, Inc.[n]	122,444
18,681	IAC/InterActive Corporation[n]	3,419,370
2,525	Ipsos SA	59,408
420,086	ITV plc	668,636
4,500	Kakaku.com, Inc.	79,599
234,235	KCOM Group plc	217,946
3,300	KDDI Corporation	78,853
29,606	Liberty Latin America, Ltd.[n]	428,695
41,340	Liberty Media Corporation - Liberty SiriusXM[n]	1,528,753
15,230	Liberty SiriusXM Group[n]	560,464
9,374	Lions Gate Entertainment
	Corporation, Class A	150,921
4,671	Lions Gate Entertainment
	Corporation, Class B	69,505
34,133	Mediaset Espana Comunicacion SA	214,567
285,097	News Corporation, Class A	3,235,851
164,864	News Corporation, Class B	1,904,179
18,000	NTT DOCOMO, Inc.	404,446
170,269	ORBCOMM, Inc.[n]	1,406,422
10,327	ProSiebenSat.1 Media AG	183,754
32,339	Seven West Media, Ltd.[n]	12,534
33,192	Take-Two Interactive Software, Inc.[n]	3,416,785
68,870	Telenor ASA	1,337,476
227,700	Telstra Corporation, Ltd.	456,962
25,400	TV Asahi Holdings Corporation	457,312
82,200	Twitter, Inc.[n]	2,362,428
266,936	Verizon Communications, Inc.	15,007,142
5,963	Wolters Kluwer NV	350,668

	Total	155,020,551

Consumer Discretionary (3.1%)
37,051	Amazon.com, Inc.[n]	55,649,490
134,892	American Axle & Manufacturing Holdings, Inc.[n]	1,497,301
3,200	AOKI Holdings, Inc.	37,482
2,700	Aoyama Trading Company, Ltd.	64,758
40,247	Aptiv plc	2,478,008
5,000	Autobacs Seven Company, Ltd.	82,871
10,800	Benesse Holdings, Inc.	274,736
7,347	Berkeley Group Holdings plc	325,862
10,497	Booking Holdings, Inc.[n]	18,080,243
67,360	BorgWarner, Inc.	2,340,086
1,994	Bovis Homes Group plc	21,889
44,200	Bridgestone Corporation	1,695,770
67,531	Bright Horizons Family Solutions, Inc.[n]	7,526,330
46,260	Bunzl plc	1,396,998
10,825	Burberry Group plc	237,706
46,146	Burlington Stores, Inc.[n]	7,506,570
2,324	Carnival plc	111,603
10,665	Century Casinos, Inc.[n]	78,814
56,968	Chico’s FAS, Inc.	320,160
37,095	Children’s Place, Inc.	3,341,889
6,640	Chipotle Mexican Grill, Inc.[n]	2,867,086
4,100	Chiyoda Company, Ltd.	65,853
42,000	Citizen Watch Company, Ltd.	206,842
2,582	Compass Group plc	54,338
111,964	Core-Mark Holding Company, Inc.	2,603,163
8,410	Countryside Properties plc[g]	32,630
77,672	Crocs, Inc.[n]	2,017,919
43,088	CSS Industries, Inc.	386,499
39,244	Culp, Inc.	741,712
51,424	D.R. Horton, Inc.	1,782,356
4,100	DCM Holdings Company, Ltd.	42,908
30,481	Delphi Technologies plc	436,488
25,700	Denso Corporation	1,137,680
86,103	Dollar Tree, Inc.[n]	7,776,823
83,585	Duluth Holdings, Inc.[f,n]	2,108,850
53,580	Emerald Expositions Events, Inc.	661,177
800	Exedy Corporation	19,541
39,177	Expedia Group, Inc.	4,413,289
270,873	Extended Stay America, Inc.	4,198,531
51,327	Five Below, Inc.[n]	5,251,779
500	Genuine Parts Company	48,010
44,773	G-III Apparel Group, Ltd.[n]	1,248,719
39,961	Habit Restaurants, Inc.[n]	419,590
84,515	Harley-Davidson, Inc.	2,883,652
14,260	Haverty Furniture Companies, Inc.	267,803
45,886	Home Depot, Inc.	7,884,133
31,800	Honda Motor Company, Ltd.	837,773
19,684	Inchcape plc	138,512
37,907	International Speedway Corporation	1,662,601
47,594	Knoll, Inc.	784,349
154,320	Las Vegas Sands Corporation	8,032,356
127,480	Lowe’s Companies, Inc.	11,774,053
14,625	Lululemon Athletica, Inc.[n]	1,778,546
22,248	Magna International, Inc.	1,011,172
30,434	Marks and Spencer Group plc	95,453
14,889	Marriott Vacations Worldwide Corporation	1,049,823
86,157	McDonald’s Corporation	15,298,898
88,286	Modine Manufacturing Company[n]	954,372
19,306	Moneysupermarket.com Group plc	67,783
50,238	Netflix, Inc.[n]	13,446,703
4,485	Next plc	228,362
25,500	NHK Spring Company, Ltd.	222,786
292,237	NIKE, Inc.	21,666,451
205,500	Nissan Motor Company, Ltd.	1,643,860
87,880	Norwegian Cruise Line Holdings, Ltd.[n]	3,725,233

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (27.1%)	Value
Consumer Discretionary (3.1%) - continued
66,960	Office Depot, Inc.	$172,757
5,451	O’Reilly Automotive, Inc.[n]	1,876,943
29,800	Oxford Industries, Inc.	2,116,992
24,807	Peugeot SA	529,080
104,460	Planet Fitness, Inc.[n]	5,601,145
10,201	Playa Hotels and Resorts NVn	73,345
2,800	Plenus Company, Ltd.[f]	48,583
29,550	Polaris Industries, Inc.	2,265,894
10,570	PVH Corporation	982,481
143,725	Red Rock Resorts, Inc.	2,919,055
25,057	Redrow plc	156,950
19,175	RHf,n	2,297,548
87,020	Ross Stores, Inc.	7,240,064
7,700	Sangetsu Company, Ltd.	140,078
1,200	Sankyo Company, Ltd.	45,637
110,600	Sekisui House, Ltd.	1,624,170
5,900	SHIMAMURA Company, Ltd.	451,796
5,181	SmartCentres Real Estate Investment Trust	117,001
5,184	Stamps.com, Inc.[n]	806,838
16,000	Sumitomo Rubber Industries, Ltd.	188,366
12,437	Super Retail Group, Ltd.	61,638
1,500	Takara Standard Company, Ltd.	22,441
29,330	Tapestry, Inc.	989,887
145,694	Toll Brothers, Inc.	4,797,703
93,917	Tower International, Inc.	2,235,225
29,700	Toyoda Gosei Company, Ltd.	584,697
800	TS Tech Company, Ltd.	22,036
13,802	Ulta Beauty, Inc.[n]	3,379,282
800	United Arrows, Ltd.	25,491
23,823	Vail Resorts, Inc.	5,022,365
30,655	Wingstop, Inc.	1,967,744
99,200	Yahoo Japan Corporation	246,782
22,708	Zumiez, Inc.[n]	435,312

	Total	286,490,349

Consumer Staples (1.0%)
141,736	Altria Group, Inc.	7,000,341
83,625	Archer-Daniels-Midland Company	3,426,116
4,600	Arcs Company, Ltd.	102,435
3,029	Carlsberg AS	322,222
49,368	Casey’s General Stores, Inc.	6,326,016
99,044	Colgate-Palmolive Company	5,895,099
117,206	Cott Corporation	1,633,852
32,768	Empire Company, Ltd.	691,988
6,051	ForFarmers BV	55,729
1,414	Glanbia plc	26,554
199,901	Hain Celestial Group, Inc.[n]	3,170,430
51,613	Imperial Brands plc	1,566,544
10,891	Inter Parfums, Inc.	714,123
94,700	Japan Tobacco, Inc.	2,250,176
18,397	John B. Sanfilippo & Son, Inc.	1,023,977
21,650	Kimberly-Clark Corporation	2,466,801
35,787	Koninklijke Ahold Delhaize NV	904,059
246,789	Kroger Company	6,786,697
902	L’Oreal SA	206,400
1,500	Ministop Company, Ltd.	28,119
32,561	Molson Coors Brewing Company	1,828,626
309,532	Monster Beverage Corporation[n]	15,235,165
98,117	PepsiCo, Inc.	10,839,966
32,034	Philip Morris International, Inc.	2,138,590
11,084	Seneca Foods Corporation[n]	312,790
33,256	SpartanNash Company	571,338
5,000	Sugi Holdings Company, Ltd.	197,616
148,553	SunOpta, Inc.[n]	574,900
14,447	Swedish Match AB	568,741
29,250	TreeHouse Foods, Inc.[n]	1,483,267
97,380	Turning Point Brands, Inc.	2,650,684
25,802	Unilever NV	1,397,754
37,207	Unilever plc	1,953,472
88,001	Wal-Mart Stores, Inc.	8,197,293

	Total	92,547,880

Energy (1.0%)
107,882	Abraxas Petroleum Corporation[n]	117,591
174,789	Anadarko Petroleum Corporation	7,662,750
489,542	Archrock, Inc.	3,666,670
62,000	BP plc ADR	2,351,040
430,903	Callon Petroleum Company[n]	2,796,560
110,656	Chevron Corporation	12,038,266
81,670	Comstock Resources, Inc.[f,n]	369,965
16,943	Concho Resources, Inc.[n]	1,741,571
52,332	Contura Energy, Inc.[n]	3,440,306
80,403	Denbury Resources, Inc.[n]	137,489
33,825	Diamondback Energy, Inc.	3,135,577
3,131	Eni SPA	49,461
32,041	EQT Corporation	605,254
35,451	Era Group, Inc.[n]	309,842
148,792	Euronav NV	1,031,129
8,957	Evolution Petroleum Corporation	61,087
82,128	Exterran Corporation[n]	1,453,666
115,207	Exxon Mobil Corporation	7,855,965
122,986	Forum Energy Technologies, Inc.[n]	507,932
956	Gaztransport Et Technigaz SA	73,517
524,706	Gran Tierra Energy, Inc.[n]	1,138,612
110,820	Halliburton Company	2,945,596
17,557	Helix Energy Solutions Group, Inc.[n]	94,983
463,638	Marathon Oil Corporation	6,648,569
48,950	Marathon Petroleum Corporation	2,888,539
4,560	Matrix Service Company[n]	81,806
36,454	McDermott International, Inc.[n]	238,409
49,421	Nabors Industries, Ltd.	98,842
33,000	Newpark Resources, Inc.[n]	226,710
114,014	Nine Energy Service, Inc.[n]	2,569,876
471	OMV AG	20,570
77,809	Pacific Drilling SAn	1,038,750
277,270	Patterson-UTI Energy, Inc.	2,869,744
24,209	Phillips 66	2,085,605
59,510	Pioneer Energy Services Corporation[n]	73,197
65,113	Pioneer Natural Resources Company	8,563,662
2,846	Royal Dutch Shell plc, Class A	83,766
62,609	Royal Dutch Shell plc, Class B	1,871,852
80,290	Talos Energy, Inc.[n]	1,310,333
129,765	TechnipFMC plc	2,540,799
104,187	Teekay Tankers, Ltd.	96,686
94,486	Transocean, Ltd.[n]	655,733
126,381	Unit Corporation[n]	1,804,721
613,070	Weatherford International plc[n]	342,706
128,810	WPX Energy, Inc.[n]	1,461,994

	Total	91,157,698

Financials (4.3%)
10,585	Aareal Bank AG	326,834
18,801	Affiliated Managers Group, Inc.	1,831,969
88,660	Aflac, Inc.	4,039,350
37,283	AG Mortgage Investment Trust, Inc.	593,918
4,549	Aircastle, Ltd.	78,425
4,542	Allianz SE	912,740
67,132	Allstate Corporation	5,547,117
90,200	Ally Financial, Inc.	2,043,932
28,136	American Express Company	2,681,924

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (27.1%)	Value
Financials (4.3%) - continued
156,110	American Financial Group, Inc.	$14,132,638
49,770	American International Group, Inc.	1,961,436
741	Ameriprise Financial, Inc.	77,338
27,095	Ameris Bancorp	858,099
41,891	Arch Capital Group, Ltd.[n]	1,119,328
7,132	Argo Group International Holdings, Ltd.	479,627
38,140	Arthur J. Gallagher & Company	2,810,918
139,965	Assured Guaranty, Ltd.	5,357,860
4,199	ASX, Ltd.	177,428
44,405	Australia and New Zealand Banking Group, Ltd.	767,259
31,893	Axos Financial, Inc.[n]	803,066
47,283	Banca Monte dei Paschi di Siena SPA[f,n]	81,077
1,680	BancFirst Corporation	83,832
42,096	BancorpSouth Bank	1,100,389
981,427	Bank of America Corporation	24,182,361
6,230	Bank of Marin Bancorp	256,925
2,708	Bank of New York Mellon Corporation	127,466
39,556	BankFinancial Corporation	591,362
33,740	Bankinter SA	270,734
30,301	Berkshire Hathaway, Inc.[n]	6,186,858
120,950	Blackstone Group, LP	3,605,520
8,586	BOK Financial Corporation	629,611
148,195	Boston Private Financial Holdings, Inc.	1,566,421
452,148	BrightSphere Investment Group	4,828,941
193,095	Brown & Brown, Inc.	5,321,698
32,324	CaixaBank SA	117,059
118,757	Capital One Financial Corporation	8,976,842
66,065	Cathay General Bancorp	2,215,159
117,022	Central Pacific Financial Corporation	2,849,486
90,024	Charles Schwab Corporation	3,738,697
10,286	Cherry Hill Mortgage Investment Corporation	180,416
27,990	Chubb, Ltd.	3,615,748
59,338	CI Financial Corporation	751,070
25,567	Cincinnati Financial Corporation	1,979,397
484,973	Citigroup, Inc.	25,247,694
36,786	CNP Assurances	780,840
32,840	Comerica, Inc.	2,255,780
54,411	Community Trust Bancorp, Inc.	2,155,220
66,619	Direct Line Insurance Group plc	270,803
98,960	Discover Financial Services	5,836,661
61,981	DnB ASA	994,898
297,093	Dynex Capital, Inc.	1,699,372
203,399	E*TRADE Financial Corporation	8,925,148
133,684	East West Bancorp, Inc.	5,819,265
18,258	Ellington Residential Mortgage REIT	186,779
71,849	Employers Holdings, Inc.	3,015,503
79,113	Enterprise Financial Services Corporation	2,977,022
46,678	Essent Group, Ltd.[n]	1,595,454
13,230	Euronext NVg	762,280
12,942	FBL Financial Group, Inc.	849,642
231,361	Fifth Third Bancorp	5,443,924
40,572	Financial Institutions, Inc.	1,042,700
38,612	Finecobank Banca Fineco SPA	388,492
59,176	First American Financial Corporation	2,641,617
72,169	First Busey Corporation	1,771,027
5,698	First Commonwealth Financial Corporation	68,832
83,332	First Defiance Financial Corporation	2,042,467
21,467	First Financial Corporation	861,900
351,281	First Hawaiian, Inc.	7,907,335
39,307	First Interstate BancSystem, Inc.	1,437,064
3,473	First Merchants Corporation	119,020
2,141	First Mid-Illinois Bancshares, Inc.	68,341
17,121	First Midwest Bancorp, Inc.	339,167
10,957	First of Long Island Corporation	218,592
26,930	First Republic Bank	2,340,217
125,536	FlexiGroup, Ltd.	119,913
11,996	Genworth MI Canada, Inc.[f]	353,237
64,646	Goldman Sachs Group, Inc.	10,799,114
62,294	Great Southern Bancorp, Inc.	2,867,393
81,742	Hamilton Lane, Inc.	3,024,454
42,397	Hancock Whitney Corporation	1,469,056
9,892	Hanmi Financial Corporation	194,872
6,572	Hannover Rueckversicherung SE	885,711
14,415	Hanover Insurance Group, Inc.	1,683,240
197,586	Hartford Financial Services Group, Inc.	8,782,698
4,936	Heartland Financial USA, Inc.	216,937
157,477	Heritage Commerce Corporation	1,785,789
51,303	Hometrust Bancshares, Inc.	1,343,113
20,631	Horace Mann Educators Corporation	772,631
69,738	Horizon Bancorp, Inc.	1,100,466
21,163	Houlihan Lokey, Inc.	778,798
482,712	Huntington Bancshares, Inc.	5,753,927
19,049	IBERIABANK Corporation	1,224,470
68,117	Independent Bank Corporation	1,431,819
13,970	Interactive Brokers Group, Inc.	763,461
267,953	Intercontinental Exchange, Inc.	20,184,900
81,356	Investment Technology Group, Inc.	2,460,205
61,025	J.P. Morgan Chase & Company	5,957,261
20,267	Kemper Corporation	1,345,323
338,864	KeyCorp	5,008,410
14,422	KKR Real Estate Finance Trust, Inc.	276,181
28,334	Lakeland Bancorp, Inc.	419,627
52,851	Loews Corporation	2,405,778
2,920	Markel Corporation[n]	3,031,106
11,022	MarketAxess Holdings, Inc.	2,329,059
659,645	Medibank Private, Ltd.	1,194,210
6,860	Mercantile Bank Corporation	193,864
191,622	Meridian Bancorp, Inc.	2,744,027
77,570	MetLife, Inc.	3,185,024
83,255	MidWestOne Financial Group, Inc.	2,067,222
82,821	Morgan Stanley	3,283,853
17,004	MSCI, Inc.	2,506,900
8,790	National Bank Holdings Corporation	271,347
6,010	National Bank of Canada	246,748
923	National Western Life Group, Inc.	277,546
34,872	Old Second Bancorp, Inc.	453,336
7,964	Pacific Premier Bancorp, Inc.[n]	203,241
29,119	PacWest Bancorp	969,080
3,698	Paragon Banking Group plc	18,201
5,625	Pargesa Holding SA	405,687
1,280	Park National Corporation	108,736
60,844	PCSB Financial Corporation	1,190,109
2,435	Peapack-Gladstone Financial Corporation	61,313
9,731	Peoples Bancorp, Inc.	292,903
2,246	Piper Jaffray Companies	147,877
14,176	Primerica, Inc.	1,385,137
64,380	Principal Financial Group, Inc.	2,843,665
179,017	Provident Financial Services, Inc.	4,319,680
25,460	Prudential Financial, Inc.	2,076,263
40,464	QCR Holdings, Inc.	1,298,490
94,800	Radian Group, Inc.	1,550,928
54,683	Raymond James Financial, Inc.	4,068,962
8,936	Reinsurance Group of America, Inc.	1,253,095

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (27.1%)	Value
Financials (4.3%) - continued
21,725	S&P Global, Inc.	$3,691,947
98,435	Sandy Spring Bancorp, Inc.	3,084,953
113,885	Santander Consumer USA Holdings Inc.	2,003,237
101,125	Seacoast Banking Corporation of Florida[n]	2,631,273
53,328	SEI Investments Company	2,463,754
4,200	Senshu Ikeda Holdings, Inc.	11,467
312,387	SLM Corporation[n]	2,595,936
18,986	State Auto Financial Corporation	646,283
24,200	State Street Corporation	1,526,294
44,460	Stifel Financial Corporation	1,841,533
4,256	Sun Life Financial, Inc.	141,191
30,935	SunTrust Banks, Inc.	1,560,361
24,737	SVB Financial Group[n]	4,698,051
177,424	Synovus Financial Corporation	5,675,794
15,142	Territorial Bancorp, Inc.	393,389
6,371	Topdanmark AS	297,329
17,400	Towne Bank	416,730
42,451	TriCo Bancshares	1,434,419
275,713	TrustCo Bank Corporation	1,891,391
75,710	U.S. Bancorp	3,459,947
14,079	Umpqua Holdings Corporation	223,856
26,444	United Community Banks, Inc.	567,488
122,443	United Financial Bancorp, Inc.	1,799,912
3,276	Univest Corporation of Pennsylvania	70,663
33,741	Unum Group	991,311
24,745	Washington Trust Bancorp, Inc.	1,176,130
38,141	Wells Fargo & Company	1,757,537
12,146	Western Alliance Bancorp[n]	479,646
12,597	Western Asset Mortgage Capital Corporation	105,059
2,221	Westwood Holdings Group, Inc.	75,514
77,900	Wintrust Financial Corporation	5,179,571
88,618	WSFS Financial Corporation	3,359,508
242,606	Zions Bancorporations NA	9,883,768

	Total	403,442,966

Health Care (4.0%)
10,631	ABIOMED, Inc.[n]	3,455,500
27,516	Aerie Pharmaceuticals, Inc.[n]	993,328
141,155	Agilent Technologies, Inc.	9,522,316
1,663	Allergan plc	222,277
29,341	AmerisourceBergen Corporation	2,182,970
41,742	Amgen, Inc.	8,125,915
4,855	Amplifon SPA	78,388
27,529	Ardelyx, Inc.[n]	49,277
14,302	Arena Pharmaceuticals, Inc.[n]	557,063
1,744	Atrion Corporation	1,292,444
53,347	Baxter International, Inc.	3,511,300
48,352	Becton, Dickinson and Company	10,894,673
43,123	Biogen, Inc.[n]	12,976,573
153,349	BioMarin Pharmaceutical, Inc.[n]	13,057,667
4,810	Bio-Techne Corporation	696,103
143,670	Bruker Corporation	4,277,056
16,181	Cardinal Health, Inc.	721,673
36,085	Cardiovascular Systems, Inc.[n]	1,028,062
81,682	Catalent, Inc.[n]	2,546,845
30,468	Charles River Laboratories International, Inc.[n]	3,448,368
11,397	Cigna Holding Company	2,164,518
26,139	Concert Pharmaceuticals, Inc.[n]	328,044
121,384	CVS Health Corporation	7,953,080
61,506	Danaher Corporation	6,342,499
41,340	Dexcom, Inc.[n]	4,952,532
86,518	Edwards Lifesciences Corporation[n]	13,251,962
16,423	Eli Lilly and Company	1,900,470
51,141	Evolent Health, Inc.[n]	1,020,263
120,838	GenMark Diagnostics, Inc.[n]	587,273
5,681	Genomic Health, Inc.[n]	365,913
81,400	Gilead Sciences, Inc.	5,091,570
96,697	GlaxoSmithKline plc	1,842,853
3,224	GN Store Nord AS	120,800
189,353	Halozyme Therapeutics, Inc.[n]	2,770,234
5,672	Heska Corporation[n]	488,359
34,678	Hill-Rom Holdings, Inc.	3,070,737
23,580	Illumina, Inc.[n]	7,072,349
30,249	Immunomedics, Inc.[n]	431,653
47,444	Inogen, Inc.[n]	5,891,121
41,839	Intersect ENT, Inc.[n]	1,179,023
11,647	Intra-Cellular Therapies, Inc.[n]	132,659
21,713	Intuitive Surgical, Inc.[n]	10,398,790
23,990	Jazz Pharmaceuticals, Inc.[n]	2,973,800
144,245	Johnson & Johnson	18,614,817
4,100	KYORIN Holdings, Inc.	89,562
55,258	LHC Group, Inc.[n]	5,187,621
9,350	Ligand Pharmaceuticals, Inc.[n]	1,268,795
652	LNA Sante	32,529
17,756	Magellan Health Services, Inc.[n]	1,010,139
16,791	McKesson Corporation	1,854,902
126,931	Medtronic plc	11,545,644
171,000	Merck & Company, Inc.	13,066,110
35,229	Merit Medical Systems, Inc.[n]	1,966,130
77,346	Mylan NVn	2,119,280
79,700	Natera, Inc.[n]	1,112,612
29,110	National Healthcare Corporation	2,283,680
40,545	Neurocrine Biosciences, Inc.[n]	2,895,318
21,724	Nevro Corporation[n]	844,846
24,825	Novartis AG	2,126,119
55,196	Novo Nordisk AS	2,534,991
36,441	Novocure, Ltd.[n]	1,220,045
63,948	NuVasive, Inc.[n]	3,169,263
22,243	Omnicell, Inc.[n]	1,362,161
176,247	Optinose, Inc.[f,n]	1,092,731
15,842	PerkinElmer, Inc.	1,244,389
365,646	Pfizer, Inc.	15,960,448
19,944	Ra Medical Systems, Inc.[f,n]	158,555
1,414	Recordati SPA	48,967
8,669	Roche Holding AG	2,152,156
15,929	Sage Therapeutics, Inc.[n]	1,525,839
33,517	Syneos Health, Inc.[n]	1,318,894
87,690	Tactile Systems Technology, Inc.[n]	3,994,280
32,932	Teleflex, Inc.	8,512,263
64,372	Thermo Fisher Scientific, Inc.	14,405,810
162,671	UnitedHealth Group, Inc.	40,524,600
54,000	Universal Health Services, Inc.	6,294,240
88,600	Valeant Pharmaceuticals International, Inc.[n]	1,636,442
72,380	Veeva Systems, Inc.[n]	6,464,982
95,680	Vertex Pharmaceuticals, Inc.[n]	15,855,133
7,051	West Pharmaceutical Services, Inc.	691,210
135,850	Wright Medical Group NVn	3,697,837
134,425	Zoetis, Inc.	11,498,715

	Total	371,350,355

Industrials (3.6%)
80,912	Acco Brands Corporation	548,583
24,926	ACS Actividades de Construccion y Servicios, SAn	964,818
12,675	Acuity Brands, Inc.	1,456,991
7,827	Advanced Disposal Services, Inc.[n]	187,378
39,822	Aegion Corporation[n]	649,895

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (27.1%)	Value
Industrials (3.6%) - continued
60,779	Aerojet Rocketdyne Holdings, Inc.[n]	$2,141,244
47,413	AGCO Corporation	2,639,482
11,585	Altra Industrial Motion Corporation	291,363
97,165	AMETEK, Inc.	6,578,071
13,332	Arcosa, Inc.[n]	369,163
4,200	Asahi Glass Company, Ltd.	130,548
30,330	ASGN, Inc.[n]	1,652,985
40,632	Atlas Copco AB, Class A	969,400
36,266	Atlas Copco AB, Class B	794,653
68,303	AZZ, Inc.	2,756,709
53,192	Boeing Company	17,154,420
7,606	Brady Corporation	330,557
27,550	Brink’s Company	1,781,108
70,829	BWX Technologies, Inc.	2,707,793
86,599	Casella Waste Systems, Inc.[n]	2,467,206
83,415	CBIZ, Inc.[n]	1,643,276
4,322	CIA De Distribucion Integral	108,145
35,809	Colfax Corporation[n]	748,408
3,608	Columbus McKinnon Corporation	108,745
18,473	Comfort Systems USA, Inc.	806,901
165,611	Costamare, Inc.	727,032
80,328	Crane Company	5,798,075
4,036	CSW Industrials, Inc.[n]	195,141
285,017	CSX Corporation	17,708,106
1,182	Cummins, Inc.	157,963
6,401	Curtiss-Wright Corporation	653,670
106,200	Delta Air Lines, Inc.	5,299,380
25,676	Dycom Industries, Inc.[n]	1,387,531
138,762	EMCOR Group, Inc.	8,282,704
66,339	Emerson Electric Company	3,963,755
26,808	Encore Wire Corporation	1,345,225
4,508	Ennis, Inc.	86,779
13,095	ESCO Technologies, Inc.	863,615
83,892	Federal Signal Corporation	1,669,451
2,967	Ferguson plc	189,586
29,456	Forrester Research, Inc.	1,316,683
12,278	Franklin Electric Company, Inc.	526,481
5,921	Gardner Denver Holdings, Inc.[n]	121,084
29,137	General Dynamics Corporation	4,580,628
15,895	Genesee & Wyoming, Inc.[n]	1,176,548
44,589	Global Brass and Copper Holdings, Inc.	1,121,413
900	Glory, Ltd.	20,239
23,728	Gorman-Rupp Company	769,025
27,263	Granite Construction, Inc.	1,098,154
56,977	GWA Group, Ltd.	111,641
59,816	Healthcare Services Group, Inc.[f]	2,403,407
45,920	Heico Corporation	3,557,882
5,234	Herc Holdings, Inc.[n]	136,032
10,400	Hino Motors, Ltd.	97,932
5,700	Hitachi Zosen Corporation	17,278
1,455	Hochtief AG	196,500
193,641	Honeywell International, Inc.	25,583,849
43,063	Hubbell, Inc.	4,277,878
20,255	Huntington Ingalls Industries, Inc.	3,854,729
5,575	Hyster-Yale Materials Handling, Inc.	345,427
10,957	Illinois Tool Works, Inc.	1,388,142
7,200	Inaba Denki Sangyo Company, Ltd.	269,045
78,329	Ingersoll-Rand plc	7,145,955
188,261	Interface, Inc.	2,682,719
2,717	Jacobs Engineering Group, Inc.	158,836
33,664	JB Hunt Transport Services, Inc.	3,132,099
79,484	KAR Auction Services, Inc.	3,792,976
124,428	KeyW Holding Corporation[n]	832,423
69,620	Kforce, Inc.	2,152,650
23,944	Kirby Corporation[n]	1,612,868
78,812	Korn/Ferry International	3,116,226
5,934	L3 Technologies, Inc.	1,030,498
118,768	Lincoln Electric Holdings, Inc.	9,364,857
12,578	Lindsay Corporation	1,210,633
18,644	Lockheed Martin Corporation	4,881,745
4,037	Manitowoc Company, Inc.[n]	59,627
51,730	Masco Corporation	1,512,585
56,348	Masonite International Corporation[n]	2,526,081
24,744	Meggitt plc	148,638
51,132	Mercury Systems, Inc.[n]	2,418,032
142,217	Milacron Holdings Corporation[n]	1,690,960
5,500	Mitsuboshi Belting, Ltd.	105,810
5,900	Mitsui & Company, Ltd.	90,644
4,492	Monadelphous Group, Ltd.	43,585
27,851	Moog, Inc.	2,157,895
237,387	MRC Global, Inc.[n]	2,903,243
40,694	Mueller Industries, Inc.	950,612
32,434	Mueller Water Products, Inc.	295,149
22,176	National Express Group plc	105,713
135,326	NCI Building Systems, Inc.[n]	981,114
55,149	Nexeo Solutions, Inc.[f,n]	473,730
17,700	Nitto Kogyo Corporation	280,538
9,018	Nobina ABg	60,827
101,799	Norfolk Southern Corporation	15,223,022
6,686	Northgate plc	32,162
23,930	Old Dominion Freight Line, Inc.	2,955,116
37,468	Oshkosh Corporation	2,297,163
51,383	PageGroup plc	295,167
10,401	Parker Hannifin Corporation	1,551,205
80,305	Primoris Services Corporation	1,536,235
20,984	Radiant Logistics, Inc.[n]	89,182
12,104	Raven Industries, Inc.	438,044
9,983	Raytheon Company	1,530,893
109,660	Regal-Beloit Corporation	7,681,683
20,921	RELX plc	430,455
59,086	RELX plc	1,218,377
30,311	Resources Connection, Inc.	430,416
75,725	Ritchie Brothers Auctioneers, Inc.	2,477,722
1,573	Rockwool International AS	411,345
20,336	Roper Industries, Inc.	5,419,951
1,746	Rush Enterprises, Inc.	60,202
27,729	Sandvik AB	397,309
4,701	Schindler Holding AG, Participation Certificate	933,398
7,296	Schneider Electric SE	494,897
76,138	SiteOne Landscape Supply, Inc.[n]	4,208,147
39,671	SKF AB	602,945
451	Societe BIC SA	46,072
195,510	Southwest Airlines Company	9,087,305
33,175	SP Plus Corporation[n]	979,990
2,898	Spirax-Sarco Engineering plc	230,669
44,780	SPX Corporation[n]	1,254,288
45,682	SPX FLOW, Inc.[n]	1,389,646
43,058	Standex International Corporation	2,892,636
92,000	Sumitomo Electric Industries, Ltd.	1,218,387
2,600	Taikisha, Ltd.	69,214
26,525	Terex Corporation	731,294
43,569	Timken Company	1,625,995
9,852	Titan International, Inc.	45,910
7,300	Toppan Forms Company, Ltd.	57,342
16,000	Toppan Printing Company, Ltd.	235,188
114,872	TPI Composites, Inc.[n]	2,823,554
10,856	Transcontinental, Inc.	153,473
4,770	TransDigm Group, Inc.[n]	1,622,086
8,877	TransUnion	504,214
99,793	TriMas Corporation[n]	2,723,351

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (27.1%)	Value
Industrials (3.6%) - continued
5,600	Tsubakimoto Chain Company	$183,142
4,769	UniFirst Corporation	682,301
61,600	United Continental Holdings, Inc.[n]	5,157,768
29,790	United Parcel Service, Inc.	2,905,419
30,184	United Rentals, Inc.[n]	3,094,766
69,601	United Technologies Corporation	7,411,114
47,556	Universal Truckload Services, Inc.	860,288
10,839	Valmont Industries, Inc.	1,202,587
71,270	Verisk Analytics, Inc.[n]	7,771,281
8,088	Vinci SA	665,093
42,772	WABCO Holdings, Inc.[n]	4,591,146
46,555	WageWorks, Inc.[n]	1,264,434
118,424	Waste Connections, Inc.	8,792,982
8,993	Watsco, Inc.	1,251,286
3,297	Watts Water Technologies, Inc.	212,755
74,360	Willdan Group, Inc.[n]	2,601,113
68,010	XPO Logistics, Inc.[n]	3,879,290
3,500	Yuasa Trading Company, Ltd.	100,009

	Total	340,237,544

Information Technology (6.3%)
5,697	2U, Inc.[n]	283,255
237,653	Advanced Micro Devices, Inc.[n]	4,387,074
94,690	Akamai Technologies, Inc.[n]	5,783,665
19,760	Alliance Data Systems Corporation	2,965,581
14,808	Amadeus IT Holding SA	1,030,306
20,549	Ambarella, Inc.[f,n]	718,804
9,712	American Software, Inc.	101,490
156,933	Amphenol Corporation	12,714,712
19,497	ANSYS, Inc.[n]	2,786,901
247,574	Apple, Inc.	39,052,323
22,420	Arista Networks, Inc.[n]	4,723,894
92,407	Arrow Electronics, Inc.[n]	6,371,463
11,950	Atkore International Group, Inc.[n]	237,088
20,320	Atlassian Corporation plc[n]	1,808,074
97,326	Autodesk, Inc.[n]	12,517,097
41,928	Automatic Data Processing, Inc.	5,497,599
111,664	Benchmark Electronics, Inc.	2,365,044
100,758	Blackline, Inc.[n]	4,126,040
151,858	Booz Allen Hamilton Holding Corporation	6,844,240
52,700	Canon, Inc.	1,450,077
12,415	Capgemini SA	1,234,860
16,311	CDK Global, Inc.	780,971
23,577	CDW Corporation	1,910,916
22,526	CEVA, Inc.[n]	497,599
30,753	CGI Group, Inc.[n]	1,880,952
157,497	Ciena Corporation[n]	5,340,723
849,948	Cisco Systems, Inc.	36,828,247
395,701	Clearwater Energy, Inc., Class A	6,695,261
24,461	Cognex Corporation	945,907
39,983	Cognizant Technology Solutions Corporation	2,538,121
9,002	Cohu, Inc.	144,662
8,652	Computershare, Ltd.	104,856
90,712	CoreLogic, Inc.[n]	3,031,595
20,319	Coupa Software, Inc.[n]	1,277,252
3,651	CSG Systems International, Inc.	115,992
39,739	Descartes Systems Group, Inc.[n]	1,051,494
2,187	Dialog Semiconductor plc[n]	56,673
165,448	Dolby Laboratories, Inc.	10,231,304
6,533	DXC Technology Company	347,360
15,009	Endurance International Group Holdings, Inc.[n]	99,810
16,276	Envestnet, Inc.[n]	800,616
13,940	Euronet Worldwide, Inc.[n]	1,427,177
189,207	EVERTEC, Inc.	5,430,241
13,502	ExlService Holdings, Inc.[n]	710,475
74,784	Fiserv, Inc.[n]	5,495,876
19,792	Five9, Inc.[n]	865,306
39,440	FLIR Systems, Inc.	1,717,218
50,475	Fortinet, Inc.[n]	3,554,954
49,140	Global Payments, Inc.	5,067,808
87,912	Guidewire Software, Inc.[n]	7,053,180
46,835	Halma plc	815,886
203,403	Keysight Technologies, Inc.[n]	12,627,258
15,173	Kulicke and Soffa Industries, Inc.	307,557
20,170	Lam Research Corporation	2,746,549
56,627	M/A-COM Technology Solutions Holdings, Inc.[n]	821,658
16,435	ManTech International Corporation	859,468
207,618	MasterCard, Inc.	39,167,136
16,793	Methode Electronics, Inc.	391,109
539,993	Microsoft Corporation	54,847,089
16,939	MicroStrategy, Inc.[n]	2,163,957
6,834	MKS Instruments, Inc.	441,545
38,385	MoneyGram International, Inc.[n]	76,770
80,247	Monolithic Power Systems, Inc.	9,328,714
36,305	Monotype Imaging Holdings, Inc.	563,454
73,780	National Instruments Corporation	3,348,136
9,100	NEC Networks & System Integration Corporation	202,476
56,759	New Relic, Inc.[n]	4,595,776
28,606	Nice, Ltd. ADR[f,n]	3,095,455
18,832	Novanta, Inc.[n]	1,186,416
272,542	Oracle Corporation	12,305,271
5,900	Otsuka Corporation	162,377
23,410	Palo Alto Networks, Inc.[n]	4,409,274
356,209	PayPal Holdings, Inc.[n]	29,953,615
10,264	Pegasystems, Inc.	490,927
29,425	Plexus Corporation[n]	1,503,029
6,023	Progress Software Corporation	213,756
58,526	Proofpoint, Inc.[n]	4,905,064
81,613	Q2 Holdings, Inc.[n]	4,043,924
187,532	Quantenna Communications, Inc.[n]	2,691,084
95,105	Red Hat, Inc.[n]	16,704,242
41,502	Rogers Corporation[n]	4,111,188
58,102	Rudolph Technologies, Inc.[n]	1,189,348
3,500	Ryoyo Electro Corporation	49,121
114,984	SailPoint Technologies Holdings, Inc.[n]	2,700,974
262,461	Salesforce.com, Inc.[n]	35,949,283
23,860	ScanSource, Inc.[n]	820,307
200,423	Sequans Communications SA ADR[n]	156,330
29,515	ServiceNow, Inc.[n]	5,255,146
51,700	Shinko Electric Industries Company, Ltd.	329,407
8,439	Silicon Laboratories, Inc.[n]	665,078
660	Siltronic AG	54,914
124,141	Synopsys, Inc.[n]	10,457,638
47,115	Teradata Corporation[n]	1,807,331
54,237	Teradyne, Inc.	1,701,957
109,438	Texas Instruments, Inc.	10,341,891
1,700	Tokyo Seimitsu Company, Ltd.	42,830
1,897	Trimble, Inc.[n]	62,430
36,377	Tyler Technologies, Inc.[n]	6,759,574
4,125	Ultimate Software Group, Inc.[n]	1,010,089
19,132	Ultra Clean Holdings, Inc.[n]	162,048
13,430	Universal Display Corporation	1,256,645
96,357	Verint Systems, Inc.[n]	4,076,865
5,743	VeriSign, Inc.[n]	851,629
87,007	Virtusa Corporation[n]	3,705,628
268,350	Visa, Inc.	35,406,099

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (27.1%)	Value
Information Technology (6.3%) - continued
210,560	Xilinx, Inc.	$17,933,395
152,300	Zix Corporation[n]	872,679
70,279	Zuora, Inc.[f,n]	1,274,861

	Total	586,975,790

Materials (0.8%)
65,700	Alcoa Corporation[n]	1,746,306
6,996	Balchem Corporation	548,137
41,650	Ball Corporation	1,915,067
39,947	BHP Billiton, Ltd.	965,561
69,026	BHP Group plc	1,458,589
82,892	Celanese Corporation	7,457,793
72,960	CF Industries Holdings, Inc.	3,174,490
17,732	Chemours Company	500,397
51,409	Continental Building Products, Inc.[n]	1,308,359
500	Daido Steel Company, Ltd.	19,620
59,594	Eastman Chemical Company	4,356,917
22,896	Evonik Industries AG	571,511
90,800	Ferroglobe Representation & Warranty Insurance Trust[c,n]	9
56,181	Freeport-McMoRan, Inc.	579,226
1,369	Fuchs Petrolub SE	56,597
18,628	Granges AB	169,146
10,225	Hexpol AB	81,148
3,800	Hitachi Chemical Company, Ltd.	57,166
4,500	Hokuetsu Corporation	20,435
55,501	Innospec, Inc.	3,427,742
24,200	JSR Corporation	363,255
20,402	Kadant, Inc.	1,661,947
8,189	Kraton Performance Polymers, Inc.[n]	178,848
35,600	Kuraray Company, Ltd.	500,697
17,700	Kyoei Steel, Ltd.	266,978
2,900	Lintec Corporation	62,289
21,540	Martin Marietta Materials, Inc.	3,702,080
114,869	Mercer International, Inc.	1,199,232
14,637	Methanex Corporation	705,064
43,627	Minerals Technologies, Inc.	2,239,810
37,700	Mitsubishi Gas Chemical Company, Inc.	564,731
27,357	Mondi plc	569,785
74,921	Myers Industries, Inc.	1,132,056
18,700	Nippon Kayaku Company, Ltd.	237,453
13,000	Nippon Light Metal Holdings Company, Ltd.	26,373
60,000	Nippon Steel & Sumitomo Metal Corporation	1,030,854
39,051	Nucor Corporation	2,023,232
9,612	Olympic Steel, Inc.	137,163
184,438	OMNOVA Solutions, Inc.[n]	1,351,931
107,985	Owens-Illinois, Inc.[n]	1,861,661
19,523	Packaging Corporation of America	1,629,390
97,702	Reliance Steel & Aluminum Company	6,953,451
123	Rio Tinto, Ltd.	6,808
36,112	RPM International, Inc.	2,122,663
43,956	Ryerson Holding Corporation[n]	278,681
48,807	Sandfire Resources NL	229,819
900	Sanyo Special Steel Company, Ltd.	19,005
60,818	Schweitzer-Mauduit International, Inc.	1,523,491
23,192	Scotts Miracle-Gro Company	1,425,380
25,399	SSAB AB, Class A	87,597
99,102	Steel Dynamics, Inc.	2,977,024
2,855	Stepan Company	211,270
2,600	Taiyo Holdings Company, Ltd.	73,117
12,700	Toagosei Company, Ltd.	139,972
12,443	Tronox, Ltd.	96,807
1,900	Ube Industries, Ltd.	38,424
8,769	United States Lime & Minerals, Inc.	622,599
48,142	UPM-Kymmene Oyj	1,218,659
73,858	Verso Corporation[n]	1,654,419
74,367	WestRock Company	2,808,098
20,834	Worthington Industries, Inc.	725,857

	Total	73,072,186

Real Estate (1.0%)
15,750	Alexandria Real Estate Equities, Inc.	1,815,030
56,158	Ares Commercial Real Estate Corporation	732,300
246,415	Armada Hoffler Properties, Inc.	3,464,595
1,596	Artis Real Estate Investment Trust	10,802
70,767	Ashford Hospitality Trust, Inc.	283,068
8,636	Bluerock Residential Growth REIT, Inc.	77,897
541,502	Brixmor Property Group, Inc.	7,954,664
52,524	Camden Property Trust	4,624,738
2,447	Castellum AB	45,217
460,545	Cedar Realty Trust, Inc.	1,446,111
107,296	Chatham Lodging Trust	1,896,993
41,325	City Office REIT, Inc.	423,581
55,049	Cousins Properties, Inc.	434,887
11,451	Crown Castle International Corporation	1,243,922
22,796	CyrusOne, Inc.	1,205,453
10,400	Daito Trust Construction Company, Ltd.	1,423,796
2,230	Deutsche EuroShop AG	64,890
16,370	Digital Realty Trust, Inc.	1,744,224
255,632	Douglas Emmett, Inc.	8,724,720
70,040	Duke Realty Corporation	1,814,036
156,209	Empire State Realty Trust, Inc.	2,222,854
54,916	Franklin Street Properties Corporation	342,127
8,072	Gaming and Leisure Properties, Inc.	260,806
29,027	GEO Group, Inc.	571,832
16,778	Getty Realty Corporation	493,441
10,668	Gladstone Commercial Corporation	191,171
534	Granite REIT	20,813
70,696	Healthcare Trust of America, Inc.	1,789,316
196,873	Highwoods Properties, Inc.	7,617,016
2,400	Hitachi High-Technologies Corporation	75,155
59,792	Hospitality Properties Trust	1,427,833
100,986	Host Hotels & Resorts, Inc.	1,683,437
409,171	Hudson Pacific Properties, Inc.	11,890,509
101,000	Hysan Development Company, Ltd.	480,294
220,974	Mirvac Group	348,990
389,366	Monmouth Real Estate Investment Corporation	4,828,138
63,770	National Storage Affiliates Trust	1,687,354
27,697	One Liberty Properties, Inc.	670,821
12,130	Outfront Media, Inc.	219,796
39,576	Physicians Realty Trust	634,403
34,200	QTS Realty Trust, Inc.	1,267,110
10,825	Quebecor, Inc.	227,886
12,721	RE/MAX Holdings, Inc.	391,171
388,528	Retail Properties of America, Inc.	4,215,529
29,000	Road King Infrastructure, Ltd.	51,552
7,773	Saul Centers, Inc.	367,041
29,662	SBA Communications Corporation[n]	4,801,981
99,763	Spirit Realty Capital, Inc.	3,516,646
11,971	St. Joe Company[n]	157,658
10,000	Swire Pacific, Ltd.	105,580

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (27.1%)	Value
Real Estate (1.0%) - continued
26,679	Terreno Realty Corporation	$938,300
7,304	UMH Properties, Inc.	86,479
117,522	Urstadt Biddle Properties, Inc.	2,258,773
2,500	Wereldhave NV	77,787
107,703	Weyerhaeuser Company	2,354,388
77,400	Wing Tai Holdings, Ltd.	109,690

	Total	97,814,601

Utilities (0.3%)
27,360	Artesian Resources Corporation	954,043
42,072	Clearwater Energy, Inc., Class C	725,742
21,487	Consolidated Water Company, Ltd.	250,538
47,216	Enagas SA	1,276,346
27,075	Entergy Corporation	2,330,345
69,790	Exelon Corporation	3,147,529
88,031	MDU Resources Group, Inc.	2,098,659
14,704	Middlesex Water Company	784,458
8,768	National Fuel Gas Company	448,746
13,546	New Jersey Resources Corporation	618,646
9,522	NorthWestern Corporation	565,988
5,500	Osaka Gas Company, Ltd.	100,331
183,183	PG&E Corporation[n]	4,350,596
23,055	PNM Resources, Inc.	947,330
8,252	Portland General Electric Company	378,354
47,510	Public Service Enterprise Group, Inc.	2,472,896
8,822	Southwest Gas Holdings, Inc.	674,883
175,670	UGI Corporation	9,371,995
3,581	Unitil Corporation	181,342

	Total	31,678,767

	Total Common Stock (cost $2,222,939,865)	2,529,788,687

	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
530	Henkel AG & Company KGaA	57,891

	Total	57,891

	Total Preferred Stock (cost $60,922)	57,891

	Collateral Held for Securities Loaned (0.6%)
60,281,212	Thrivent Cash Management Trust	60,281,212

	Total Collateral Held for Securities Loaned (cost $60,281,212)	60,281,212

Shares or Principal Amount	Short-Term Investments (12.2%)
	Federal Home Loan Bank Discount Notes
1,650,000	2.236%, 1/4/2019[l,o]	1,649,782
17,250,000	2.240%, 1/16/2019[l,o]	17,234,026
9,000,000	2.320%, 1/29/2019[l,o]	8,983,935
1,200,000	2.330%, 1/30/2019[l,o]	1,197,779
4,000,000	2.375%, 2/8/2019[l,o]	3,990,132
2,100,000	2.350%, 2/13/2019[l,o]	2,094,120
1,800,000	2.390%, 2/27/2019[l,o]	1,793,281
900,000	2.400%, 3/13/2019[l,o]	895,765
	Thrivent Core Short-Term Reserve Fund
109,749,181	2.670%	1,097,491,806

	Total Short-Term Investments (cost $1,135,329,912)	1,135,330,626

	Total Investments (cost $9,755,928,239) 108.9%	$10,172,463,253

	Other Assets and Liabilities, Net (8.9%)	(827,527,894)

	Total Net Assets 100.0%	$9,344,935,359

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	All or a portion of the security is on loan.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $351,910,874 or 3.8% of total net assets.

h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2018.
i

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

j	All or a portion of the security is insured or guaranteed.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
m	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
n	Non-income producing security.
o	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

MODERATE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderate Allocation Portfolio as of December 31, 2018:

Securities Lending Transactions

Taxable Debt Security	$14,903,066
Common Stock	44,170,245

Total lending	$59,073,311
Gross amount payable upon return of collateral for securities loaned	$60,281,212

Net amounts due to counterparty	$1,207,901

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (1.1%)[a]	Value
Basic Materials (0.1%)
	Arch Coal, Inc., Term Loan
$ 506,136	5.272%, (LIBOR 1M + 2.750%), 3/7/2024[b,c]	$490,952
	Ball Metalpack Finco, LLC, Term Loan
223,875	7.022%, (LIBOR 1M + 4.500%), 7/31/2025[b,c]	216,599
	Big River Steel, LLC, Term Loan
439,437	7.803%, (LIBOR 3M + 5.000%), 8/23/2023[b]	433,945
	Chemours Company, Term Loan
506,175	4.280%, (LIBOR 1M + 1.750%), 4/3/2025[b]	484,663
	CONSOL Energy, Inc., Term Loan
54,450	8.530%, (LIBOR 1M + 6.000%), 11/28/2022[b]	54,858
	Contura Energy, Inc., Term Loan
1,115,000	7.387%, (LIBOR 1M + 5.000%), 11/9/2025[b]	1,101,062
	MRC Global (US), Inc., Term Loan
436,692	5.522%, (LIBOR 1M + 3.000%), 9/20/2024[b]	421,408
	Peabody Energy Corporation, Term Loan
357,300	5.272%, (LIBOR 1M + 2.750%), 3/31/2025[b,c]	345,688
	Pixelle Specialty Solutions, LLC, Term Loan
595,000	8.522%, (LIBOR 1M + 6.000%), 10/31/2024[b]	578,637
	Starfruit US Holdco, LLC, Term Loan
265,000	5.599%, (LIBOR 1M + 3.250%), 10/1/2025[b,c]	253,075

	Total	4,380,887

Capital Goods (0.1%)
	Advanced Disposal Services, Inc., Term Loan
445,517	4.669%, (LIBOR 1W + 2.250%), 11/10/2023[b]	427,277
	Flex Acquisition Company, Inc. Term Loan
1,630,912	5.599%, (LIBOR 1M + 3.250%), 6/22/2025[b]	1,540,397
	GFL Environmental, Inc., Term Loan
647,883	5.522%, (LIBOR 1M + 3.000%), 5/31/2025[b]	602,855
	Navistar, Inc., Term Loan
109,175	5.890%, (LIBOR 1M + 3.500%), 11/6/2024[b]	105,081
	Sotera Health Holdings, LLC, Term Loan
441,690	5.522%, (LIBOR 1M + 3.000%), 5/15/2022[b]	422,180
	Vertiv Group Corporation, Term Loan
1,220,969	6.707%, (LIBOR 3M + 4.000%), 11/15/2023[b]	1,104,977

	Total	4,202,767

Communications Services (0.2%)
	Altice France SA, Term Loan
305,350	5.272%, (LIBOR 1M + 2.750%), 7/31/2025[b]	278,784
1,365,000	6.455%, (LIBOR 1M + 4.000%), 1/31/2026[b]	1,286,512
	CBS Radio, Inc., Term Loan
72,840	5.256%, (LIBOR 1M + 2.750%), 11/17/2024[b]	68,470
	CenturyLink, Inc., Term Loan
1,846,002	5.272%, (LIBOR 1M + 2.750%), 1/31/2025[b]	1,718,628
	Charter Communications Operating, LLC, Term Loan
846,450	4.530%, (LIBOR 1M + 2.000%), 4/30/2025[b]	809,528
	CSC Holdings, LLC, Term Loan
88,650	4.705%, (LIBOR 1M + 2.250%), 7/17/2025[b]	83,907
	Frontier Communications Corporation, Term Loan
1,051,463	6.280%, (LIBOR 1M + 3.750%), 6/15/2024[b]	973,265
	Gray Television, Inc., Term Loan
64,914	4.599%, (LIBOR 1M + 2.250%), 2/7/2024[b]	62,155
	HCP Acquisition, LLC, Term Loan
558,061	5.522%, (LIBOR 1M + 3.000%), 5/16/2024[b]	536,961
	Intelsat Jackson Holdings SA, Term Loan
685,000	6.256%, (LIBOR 1M + 3.750%), 11/27/2023[b]	661,758
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
2,910,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	2,780,883
170,000	9.186%, (LIBOR 3M + 6.750%), 7/7/2023[b,c]	158,100
	Mediacom Illinois, LLC, Term Loan
267,975	4.170%, (LIBOR 1W + 1.750%), 2/15/2024[b]	255,024
	NEP Group, Inc., Term Loan
465,000	5.772%, (LIBOR 1M + 3.250%), 10/20/2025[b]	444,368
70,000	9.522%, (LIBOR 1M + 7.000%), 10/19/2026[b,c]	65,450
	SBA Senior Finance II, LLC, Term Loan
378,100	4.530%, (LIBOR 1M + 2.000%), 4/11/2025[b]	361,736
	Sprint Communications, Inc., Term Loan
1,473,750	5.063%, (LIBOR 1M + 2.500%), 2/3/2024[b]	1,398,839
	Syniverse Holdings, Inc., Term Loan
193,537	7.455%, (LIBOR 1M + 5.000%), 3/9/2023[b]	172,572
	TNS, Inc., Term Loan
396,076	6.710%, (LIBOR 3M + 4.000%), 8/14/2022[b]	391,620
	Unitymedia Finance, LLC, Term Loan
130,000	4.705%, (LIBOR 1M + 2.250%), 1/15/2026[b]	125,233

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (1.1%)[a]	Value
Communications Services (0.2%) - continued
	Univision Communications, Inc., Term Loan
$1,109,611	5.272%, (LIBOR 1M + 2.750%), 3/15/2024[b]	$1,001,890
	Virgin Media Bristol, LLC, Term Loan
130,000	4.955%, (LIBOR 1M + 2.500%), 1/15/2026[b]	122,834
	WideOpenWest Finance, LLC, Term Loan
516,462	5.720%, (LIBOR 1M + 3.250%), 8/19/2023[b]	477,082
	Windstream Services, LLC, Term Loan
799,211	6.460%, (LIBOR 1M + 4.000%), 3/30/2021[b]	709,868

	Total	14,945,467

Consumer Cyclical (0.1%)
	Boyd Gaming Corporation, Term Loan
54,694	4.666%, (LIBOR 1W + 2.250%), 9/15/2023[b]	52,575
	Cengage Learning, Inc., Term Loan
1,038,559	6.754%, (LIBOR 1M + 4.250%), 6/7/2023[b]	886,669
	Eldorado Resorts, Inc., Term Loan
39,590	4.500%, (LIBOR 2M + 2.000%), 4/17/2024[b]	37,775
	Four Seasons Hotels, Ltd., Term Loan
445,454	4.522%, (LIBOR 1M + 2.000%), 11/30/2023[b]	426,443
	Golden Entertainment, Inc., Term Loan
960,300	5.530%, (LIBOR 1M + 3.000%), 10/20/2024[b,c]	917,086
155,000	9.530%, (LIBOR 1M + 7.000%), 10/20/2025[b]	148,412
	Golden Nugget, LLC, Term Loan
117,190	5.237%, (LIBOR 3M + 2.750%), 10/4/2023[b]	112,502
	Mohegan Gaming and Entertainment, Term Loan
745,051	6.522%, (LIBOR 1M + 4.000%), 10/13/2023[b]	661,606
	Neiman Marcus Group, Ltd., LLC, Term Loan
253,008	5.630%, (LIBOR 1M + 3.250%), 10/25/2020[b]	213,081
	Penn National Gaming, Inc. Term Loan
375,000	4.705%, (LIBOR 1M + 2.250%), 10/15/2025[b]	361,174
	Scientific Games International, Inc., Term Loan
1,439,125	5.250%, (LIBOR 1M + 2.750%), 8/14/2024[b]	1,347,122
	Seminole Hard Rock Entertainment, Inc., Term Loan
47,854	5.146%, (PRIME + 1.750%), 5/14/2020[b]	47,056
	Stars Group Holdings BV, Term Loan
1,089,525	6.303%, (LIBOR 3M + 3.500%), 7/10/2025[b]	1,050,487
	Tenneco, Inc., Term Loan
695,000	5.272%, (LIBOR 1M + 2.750%), 10/1/2025[b]	651,215
	Wyndham Hotels & Resorts, Inc., Term Loan
309,225	4.272%, (LIBOR 1M + 1.750%), 5/30/2025[b]	296,856

	Total	7,210,059

Consumer Non-Cyclical (0.2%)
	Air Medical Group Holdings, Inc., Term Loan
1,973,135	5.682%, (LIBOR 1M + 3.250%), 4/28/2022[b]	1,838,093
54,450	6.754%, (LIBOR 1M + 4.250%), 3/14/2025[b]	50,483
	Albertson’s, LLC, Term Loan
791,680	5.691%, (LIBOR 3M + 3.000%), 6/22/2023[b]	750,116
850,000	5.522%, (LIBOR 1M + 3.000%), 11/16/2025[b]	804,313
	Amneal Pharmaceuticals, LLC, Term Loan
502,358	6.063%, (LIBOR 1M + 3.500%), 5/4/2025[b]	475,146
	Bausch Health Companies, Inc., Term Loan
952,875	5.379%, (LIBOR 1M + 3.000%), 6/1/2025[b]	908,147
	CHS/Community Health Systems, Inc., Term Loan
701,158	5.957%, (LIBOR 3M + 3.250%), 1/27/2021[b]	672,614
	Endo International plc, Term Loan
769,364	6.813%, (LIBOR 1M + 4.250%), 4/27/2024[b]	727,049
	Energizer Holdings, Inc., Term Loan
695,000	0.000%, (LIBOR 3M + 2.250%), 12/17/2025[b,d,e]	669,806
	Grifols Worldwide Operations USA, Inc., Term Loan
673,012	4.669%, (LIBOR 1W + 2.250%), 1/31/2025[b]	644,504
	JBS USA LUX SA, Term Loan
1,252,687	5.260%, (LIBOR 1M + 2.500%), 10/30/2022[b]	1,202,580
	Libbey Glass, Inc., Term Loan
64,807	5.387%, (LIBOR 1M + 3.000%), 4/9/2021[b]	61,782
	Mallinckrodt International Finance SA, Term Loan
168,725	5.618%, (LIBOR 3M + 3.000%), 2/24/2025[b]	155,288
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,549,605	6.522%, (LIBOR 1M + 4.000%), 5/4/2022[b]	1,395,125
	Ortho-Clinical Diagnostics SA, Term Loan
1,367,827	5.756%, (LIBOR 1M + 3.250%), 6/1/2025[b]	1,265,664

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (1.1%)[a]	Value
Consumer Non-Cyclical (0.2%) - continued
	Plantronics, Inc., Term Loan
$1,386,525	5.022%, (LIBOR 1M + 2.500%), 7/2/2025[b]	$1,331,411
	Revlon Consumer Products Corporation, Term Loan
565,297	6.207%, (LIBOR 3M + 3.500%), 9/7/2023[b]	399,139

	Total	13,351,260

Energy (0.1%)
	BCP Raptor II, LLC, Term Loan
445,000	7.143%, (LIBOR 2M + 4.750%), 12/19/2025[b]	411,069
	Calpine Corporation, Term Loan
547,903	5.310%, (LIBOR 3M + 2.500%), 1/15/2024[b]	519,565
	Consolidated Energy Finance SA, Term Loan
402,975	4.932%, (LIBOR 1M + 2.500%), 5/7/2025[b,c]	389,878
	HFOTCO, LLC, Term Loan
1,044,750	5.280%, (LIBOR 1M + 2.750%), 6/26/2025[b]	1,021,243
	McDermott Technology (Americas), Inc., Term Loan
736,931	7.522%, (LIBOR 1M + 5.000%), 5/10/2025[b]	685,958
	MEG Energy Corporation, Term Loan
81,212	6.030%, (LIBOR 1M + 3.500%), 12/31/2023[b]	79,284
	Radiate Holdco, LLC, Term Loan
1,682,872	5.522%, (LIBOR 1M + 3.000%), 2/1/2024[b]	1,583,734

	Total	4,690,731

Financials (0.2%)
	Air Methods Corporation, Term Loan
1,199,797	6.303%, (LIBOR 3M + 3.500%), 4/21/2024[b]	944,408
	Avolon TLB Borrower 1 US, LLC, Term Loan
814,763	4.470%, (LIBOR 1M + 2.000%), 1/15/2025[b]	781,496
	Cyxtera DC Holdings, Inc., Term Loan
113,275	5.380%, (LIBOR 1M + 3.000%), 5/1/2024[b]	108,178
70,000	9.630%, (LIBOR 1M + 7.250%), 5/1/2025[b]	64,050
	Digicel International Finance, Ltd., Term Loan
1,109,996	5.960%, (LIBOR 3M + 3.250%), 5/10/2024[b]	1,004,546
	DJO Finance, LLC, Term Loan
351,956	5.709%, (LIBOR 1M + 3.250%), 6/7/2020[b]	346,853
	DTZ U.S. Borrower, LLC, Term Loan
743,138	5.772%, (LIBOR 1M + 3.250%), 8/21/2025[b]	709,696
	Genworth Holdings, Inc., Term Loan
173,687	6.955%, (LIBOR 1M + 4.500%), 3/7/2023[b,c]	170,214
	GGP Nimbus LP, Term Loan
800,000	5.022%, (LIBOR 1M + 2.500%), 8/24/2025[b]	752,248
	Grizzly Finco, Term Loan
299,250	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b]	291,769
	Harland Clarke Holdings Corporation, Term Loan
902,292	7.553%, (LIBOR 3M + 4.750%), 11/3/2023[b]	812,288
	INEOS U.S. Finance, LLC, Term Loan
183,150	4.522%, (LIBOR 1M + 2.000%), 3/31/2024[b]	172,619
	Level 3 Parent, LLC, Term Loan
115,000	4.754%, (LIBOR 1M + 2.250%), 2/22/2024[b]	108,962
	MoneyGram International, Inc., Term Loan
932,688	5.772%, (LIBOR 1M + 3.250%), 3/28/2020[b]	762,939
	Sable International Finance, Ltd., Term Loan
1,565,000	5.772%, (LIBOR 1M + 3.250%), 1/31/2026[b]	1,505,749
	Trans Union, LLC, Term Loan
308,450	4.522%, (LIBOR 1M + 2.000%), 6/19/2025[b]	296,883
	Tronox Finance, LLC, Term Loan
300,799	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b,d,e]	291,345
694,151	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b,d,e]	672,334

	Total	9,796,577

Technology (0.1%)
	First Data Corporation, Term Loan
220,000	4.504%, (LIBOR 1M + 2.000%), 4/26/2024[b]	209,660
	Micron Technology, Inc., Term Loan
396,947	4.280%, (LIBOR 1M + 1.750%), 4/26/2022[b]	389,007
	Rackspace Hosting, Inc., Term Loan
1,290,809	5.582%, (LIBOR 3M + 3.000%), 11/3/2023[b]	1,135,912
	SS&C Technologies Holdings Europe SARL, Term Loan
201,747	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	189,931
	SS&C Technologies, Inc., Term Loan
218,276	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	205,590
531,875	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	500,723
	Vantiv, LLC, Term Loan
1,295,212	4.190%, (LIBOR 1M + 1.750%), 8/20/2024[b]	1,239,622

	Total	3,870,445

Utilities (<0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
1,349,450	7.022%, (LIBOR 1M + 4.500%), 5/18/2023[b,c]	1,302,219

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

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Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (1.1%)[a]	Value
Utilities (<0.1%) - continued
	Core and Main, LP, Term Loan
$504,900	5.721%, (LIBOR 3M + 3.000%), 8/1/2024[b]	$486,810
	EnergySolutions, LLC, Term Loan
323,375	6.553%, (LIBOR 3M + 3.750%), 5/11/2025[b]	297,505
	GIP III Stetson I, LP, Term Loan
525,000	6.695%, (LIBOR 3M + 4.250%), 7/18/2025[b]	504,656
	Talen Energy Supply, LLC, Term Loan
436,856	6.522%, (LIBOR 1M + 4.000%), 7/6/2023[b]	430,120
	TerraForm Power Operating, LLC, Term Loan
238,196	4.522%, (LIBOR 1M + 2.000%), 11/8/2022[b]	229,661

	Total	3,250,971

	Total Bank Loans (cost $69,654,501)	65,699,164

Shares	Registered Investment Companies (42.6%)
Affiliated (41.6%)
6,425,084	Thrivent Core Emerging Markets Debt Fund	58,596,768
21,771,549	Thrivent Core International Equity Fund	186,146,742
19,329,059	Thrivent Core Low Volatility Equity Fund	188,651,620
12,169,724	Thrivent High Yield Portfolio	53,897,275
16,486,952	Thrivent Income Portfolio	159,099,082
27,128,888	Thrivent Large Cap Stock Portfolio	332,526,923
23,989,535	Thrivent Large Cap Value Portfolio	393,944,146
9,924,260	Thrivent Limited Maturity Bond Portfolio	96,491,591
22,324,213	Thrivent Mid Cap Stock Portfolio	382,125,795
54,248,760	Thrivent Partner Worldwide Allocation Portfolio	476,949,669
5,079,219	Thrivent Small Cap Stock Portfolio	88,104,649

	Total	2,416,534,260

Unaffiliated (1.0%)
16,261	Direxion Daily S&P 500	534,987
7,922	Direxion Daily Small Cap Bull 3X Shares	333,437
20,000	Invesco Senior Loan ETF	435,600
13,300	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,500,506
32,037	iShares Russell 2000 Growth Index Fund[f]	5,382,216
17,578	iShares Russell 2000 Index Fund	2,353,694
13,062	iShares Russell 2000 Value Index Fund	1,404,688
70,000	iShares Short-Term Corporate Bond ETF	3,614,800
51,714	ProShares Ultra S&P 500[f]	4,800,093
9,654	ProShares UltraPro QQQ	357,584
18,456	ProShares UltraPro S&P 500[f]	641,900
72,015	SPDR S&P 500 ETF Trust[f]	17,997,989
66,212	SPDR S&P Biotech ETF[f]	4,750,711
24,424	SPDR S&P Retail ETF[f]	1,001,140
8,946	SPDR S&P Semiconductor ETF	578,806
4,362	VanEck Vectors Semiconductor ETF	380,715
26,423	Vanguard Real Estate ETF	1,970,363
41,995	Vanguard Short-Term Corporate Bond ETF	3,273,090

	Total	51,312,319

	Total Registered Investment Companies (cost $2,364,530,202)	2,467,846,579

	Common Stock (34.5%)
Communications Services (2.0%)
218,893	Activision Blizzard, Inc.	10,193,847
33,270	Alphabet, Inc., Class Ag	34,765,819
10,531	Alphabet, Inc., Class Cg	10,906,009
97,518	AT&T, Inc.	2,783,164
25,182	Auto Trader Group plc[h]	146,141
90,507	CBS Corporation	3,956,966
123,490	Comcast Corporation	4,204,834
20,400	DISH Network Corporation[g]	509,388
7,632	EchoStar Corporation[g]	280,247
188,466	Facebook, Inc.[g]	24,706,008
6,345	Hemisphere Media Group, Inc.[g]	77,028
15,670	IAC/InterActive Corporation[g]	2,868,237
1,425	Ipsos SA	33,527
243,981	ITV plc	388,336
2,600	Kakaku.com, Inc.	45,991
129,389	KCOM Group plc	120,391
1,900	KDDI Corporation	45,400
20,453	Liberty Latin America, Ltd.[g]	296,159
36,504	Liberty Media Corporation - Liberty SiriusXM[g]	1,349,918
13,465	Liberty SiriusXM Group[g]	495,512
5,893	Lions Gate Entertainment Corporation, Class A	94,877
2,936	Lions Gate Entertainment Corporation, Class B	43,688
19,846	Mediaset Espana Comunicacion SA	124,756
205,799	News Corporation, Class A	2,335,819
120,256	News Corporation, Class B	1,388,957
10,500	NTT DOCOMO, Inc.	235,927
192,640	ORBCOMM, Inc.[g]	1,591,206
6,033	ProSiebenSat.1 Media AG	107,349
18,782	Seven West Media, Ltd.[g]	7,279
27,906	Take-Two Interactive Software, Inc.[g]	2,872,644
39,919	Telenor ASA	775,239
132,586	Telstra Corporation, Ltd.	266,081
14,500	TV Asahi Holdings Corporation	261,064
24,875	Twitter, Inc.[g]	714,908
134,659	Verizon Communications, Inc.	7,570,529
3,441	Wolters Kluwer NV	202,356

	Total	116,765,601

Consumer Discretionary (4.1%)
31,301	Amazon.com, Inc.[g]	47,013,163
48,803	American Axle & Manufacturing Holdings, Inc.[g]	541,713
1,800	AOKI Holdings, Inc.	21,084
1,600	Aoyama Trading Company, Ltd.	38,375
20,246	Aptiv plc	1,246,546
2,900	Autobacs Seven Company, Ltd.	48,065
6,200	Benesse Holdings, Inc.	157,719
4,277	Berkeley Group Holdings plc	189,698
8,992	Booking Holdings, Inc.[g]	15,488,001
56,540	BorgWarner, Inc.	1,964,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

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Schedule of Investments as of December 31, 2018

Shares	Common Stock (34.5%)	Value
Consumer Discretionary (4.1%) - continued
1,158	Bovis Homes Group plc	$12,712
25,700	Bridgestone Corporation	986,002
51,714	Bright Horizons Family Solutions, Inc.[g]	5,763,525
26,923	Bunzl plc	813,043
6,287	Burberry Group plc	138,056
45,939	Burlington Stores, Inc.[g]	7,472,897
1,352	Carnival plc	64,925
8,063	Century Casinos, Inc.[g]	59,586
50,302	Chico’s FAS, Inc.	282,697
57,618	Children’s Place, Inc.	5,190,806
5,580	Chipotle Mexican Grill, Inc.[g]	2,409,388
2,300	Chiyoda Company, Ltd.	36,942
24,500	Citizen Watch Company, Ltd.	120,658
1,507	Compass Group plc	31,715
159,206	Core-Mark Holding Company, Inc.	3,701,539
4,904	Countryside Properties plc[h]	19,027
152,851	Crocs, Inc.[g]	3,971,069
27,127	CSS Industries, Inc.	243,329
24,717	Culp, Inc.	467,151
25,863	D.R. Horton, Inc.	896,412
2,400	DCM Holdings Company, Ltd.	25,117
26,913	Delphi Technologies plc	385,394
14,800	Denso Corporation	655,162
61,725	Dollar Tree, Inc.[g]	5,575,002
94,561	Duluth Holdings, Inc.[f,g]	2,385,774
36,892	Emerald Expositions Events, Inc.	455,247
500	Exedy Corporation	12,213
25,035	Expedia Group, Inc.	2,820,193
173,289	Extended Stay America, Inc.	2,685,979
52,819	Five Below, Inc.[g]	5,404,440
441	Genuine Parts Company	42,345
62,802	G-III Apparel Group, Ltd.[g]	1,751,548
45,188	Habit Restaurants, Inc.[g]	474,474
42,525	Harley-Davidson, Inc.	1,450,953
8,966	Haverty Furniture Companies, Inc.	168,381
34,216	Home Depot, Inc.	5,878,993
18,500	Honda Motor Company, Ltd.	487,384
11,456	Inchcape plc	80,613
27,805	International Speedway Corporation	1,219,527
33,002	Knoll, Inc.	543,873
132,192	Las Vegas Sands Corporation	6,880,594
64,420	Lowe’s Companies, Inc.	5,949,831
4,450	Lululemon Athletica, Inc.[g]	541,164
12,935	Magna International, Inc.	587,896
17,676	Marks and Spencer Group plc	55,439
13,146	Marriott Vacations Worldwide Corporation	926,924
73,774	McDonald’s Corporation	13,100,049
55,511	Modine Manufacturing Company[g]	600,074
11,225	Moneysupermarket.com Group plc	39,411
43,034	Netflix, Inc.[g]	11,518,480
2,575	Next plc	131,111
14,800	NHK Spring Company, Ltd.	129,303
250,333	NIKE, Inc.	18,559,689
119,700	Nissan Motor Company, Ltd.	957,519
73,740	Norwegian Cruise Line Holdings, Ltd.[g]	3,125,839
59,123	Office Depot, Inc.	152,537
4,547	O’Reilly Automotive, Inc.[g]	1,565,669
41,589	Oxford Industries, Inc.	2,954,483
14,427	Peugeot SA	307,697
105,500	Planet Fitness, Inc.[g]	5,656,910
6,413	Playa Hotels and Resorts NVg	46,109
1,500	Plenus Company, Ltd.[f]	26,026
24,810	Polaris Industries, Inc.	1,902,431
9,333	PVH Corporation	867,502
201,544	Red Rock Resorts, Inc.	4,093,359
14,589	Redrow plc	91,381
5,775	RHg	691,960
69,407	Ross Stores, Inc.	5,774,662
4,500	Sangetsu Company, Ltd.	81,864
700	Sankyo Company, Ltd.	26,621
64,500	Sekisui House, Ltd.	947,188
3,400	SHIMAMURA Company, Ltd.	260,357
3,024	SmartCentres Real Estate Investment Trust	68,290
10,202	Stamps.com, Inc.[g]	1,587,839
9,300	Sumitomo Rubber Industries, Ltd.	109,488
7,245	Super Retail Group, Ltd.	35,907
700	Takara Standard Company, Ltd.	10,473
24,640	Tapestry, Inc.	831,600
84,817	Toll Brothers, Inc.	2,793,024
66,400	Tower International, Inc.	1,580,320
17,300	Toyoda Gosei Company, Ltd.	340,581
400	TS Tech Company, Ltd.	11,018
11,592	Ulta Beauty, Inc.[g]	2,838,185
400	United Arrows, Ltd.	12,746
22,978	Vail Resorts, Inc.	4,844,222
34,683	Wingstop, Inc.	2,226,302
57,700	Yahoo Japan Corporation	143,542
44,687	Zumiez, Inc.[g]	856,650

	Total	238,732,921

Consumer Staples (1.3%)
121,412	Altria Group, Inc.	5,996,539
73,841	Archer-Daniels-Midland Company	3,025,266
2,800	Arcs Company, Ltd.	62,352
1,762	Carlsberg AS	187,440
61,498	Casey’s General Stores, Inc.	7,880,354
73,850	Colgate-Palmolive Company	4,395,552
230,650	Cott Corporation	3,215,261
19,080	Empire Company, Ltd.	402,927
3,431	ForFarmers BV	31,599
823	Glanbia plc	15,455
172,050	Hain Celestial Group, Inc.[g]	2,728,713
30,147	Imperial Brands plc	915,014
9,617	Inter Parfums, Inc.	630,587
55,000	Japan Tobacco, Inc.	1,306,860
36,204	John B. Sanfilippo & Son, Inc.	2,015,115
10,980	Kimberly-Clark Corporation	1,251,061
20,515	Koninklijke Ahold Delhaize NV	518,254
211,402	Kroger Company	5,813,555
527	L’Oreal SA	120,590
800	Ministop Company, Ltd.	14,997
28,752	Molson Coors Brewing Company	1,614,712
264,415	Monster Beverage Corporation[g]	13,014,506
73,512	PepsiCo, Inc.	8,121,606
23,885	Philip Morris International, Inc.	1,594,563
6,975	Seneca Foods Corporation[g]	196,834
20,932	SpartanNash Company	359,612
2,900	Sugi Holdings Company, Ltd.	114,617
292,337	SunOpta, Inc.[g]	1,131,344
8,407	Swedish Match AB	330,962
8,850	TreeHouse Foods, Inc.[g]	448,783
144,904	Turning Point Brands, Inc.	3,944,287
14,917	Unilever NV	808,089
21,632	Unilever plc	1,135,741
44,264	Wal-Mart Stores, Inc.	4,123,192

	Total	77,466,339

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

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Schedule of Investments as of December 31, 2018

Shares	Common Stock (34.5%)	Value
Energy (1.1%)
68,814	Abraxas Petroleum Corporation[g]	$75,007
126,893	Anadarko Petroleum Corporation	5,562,989
350,181	Archrock, Inc.	2,622,856
31,170	BP plc ADR	1,181,966
439,033	Callon Petroleum Company[g]	2,849,324
56,221	Chevron Corporation	6,116,283
63,128	Comstock Resources, Inc.[f,g]	285,970
14,246	Concho Resources, Inc.[g]	1,464,346
4,778	Contura Energy, Inc.[g]	314,106
70,994	Denbury Resources, Inc.[g]	121,400
19,327	Diamondback Energy, Inc.	1,791,613
1,823	Eni SPA	28,798
16,121	EQT Corporation	304,526
22,319	Era Group, Inc.[g]	195,068
292,806	Euronav NV	2,029,146
5,631	Evolution Petroleum Corporation	38,403
54,545	Exterran Corporation[g]	965,447
85,905	Exxon Mobil Corporation	5,857,862
92,700	Forum Energy Technologies, Inc.[g]	382,851
556	Gaztransport Et Technigaz SA	42,757
373,984	Gran Tierra Energy, Inc.[g]	811,545
55,950	Halliburton Company	1,487,151
15,502	Helix Energy Solutions Group, Inc.[g]	83,866
281,392	Marathon Oil Corporation	4,035,161
24,620	Marathon Petroleum Corporation	1,452,826
4,026	Matrix Service Company[g]	72,226
32,187	McDermott International, Inc.[g]	210,503
43,637	Nabors Industries, Ltd.	87,274
20,747	Newpark Resources, Inc.[g]	142,532
167,811	Nine Energy Service, Inc.[g]	3,782,460
274	OMV AG	11,966
18,481	Pacific Drilling SAg	246,721
172,385	Patterson-UTI Energy, Inc.	1,784,185
14,142	Phillips 66	1,218,333
37,416	Pioneer Energy Services Corporation[g]	46,022
47,653	Pioneer Natural Resources Company	6,267,323
1,653	Royal Dutch Shell plc, Class A	48,652
36,455	Royal Dutch Shell plc, Class B	1,089,913
104,762	Talos Energy, Inc.[g]	1,709,716
111,662	TechnipFMC plc	2,186,342
65,577	Teekay Tankers, Ltd.[f]	60,855
106,890	Transocean, Ltd.[g]	741,817
95,427	Unit Corporation[g]	1,362,698
309,600	Weatherford International plc[g]	173,066
39,075	WPX Energy, Inc.[g]	443,501

	Total	61,787,372

Financials (5.2%)
6,155	Aareal Bank AG	190,049
15,778	Affiliated Managers Group, Inc.	1,537,408
44,660	Aflac, Inc.	2,034,710
24,099	AG Mortgage Investment Trust, Inc.	383,897
2,860	Aircastle, Ltd.	49,306
2,638	Allianz SE	530,121
50,057	Allstate Corporation	4,136,210
27,350	Ally Financial, Inc.	619,751
20,980	American Express Company	1,999,814
115,720	American Financial Group, Inc.	10,476,132
25,160	American International Group, Inc.	991,556
654	Ameriprise Financial, Inc.	68,258
30,600	Ameris Bancorp	969,102
36,990	Arch Capital Group, Ltd.[g]	988,373
14,034	Argo Group International Holdings, Ltd.	943,787
32,060	Arthur J. Gallagher & Company	2,362,822
121,595	Assured Guaranty, Ltd.	4,654,657
2,381	ASX, Ltd.	100,609
25,946	Australia and New Zealand Banking Group, Ltd.	448,312
36,074	Axos Financial, Inc.[g]	908,343
27,571	Banca Monte dei Paschi di Siena SPA[f,g]	47,277
1,056	BancFirst Corporation	52,694
82,840	BancorpSouth Bank	2,165,438
615,336	Bank of America Corporation	15,161,879
5,161	Bank of Marin Bancorp	212,840
2,019	Bank of New York Mellon Corporation	95,034
24,909	BankFinancial Corporation	372,390
19,695	Bankinter SA	158,035
22,609	Berkshire Hathaway, Inc.[g]	4,616,306
61,040	Blackstone Group, LP	1,819,602
16,895	BOK Financial Corporation	1,238,910
100,730	Boston Private Financial Holdings, Inc.	1,064,716
315,462	BrightSphere Investment Group	3,369,134
130,370	Brown & Brown, Inc.	3,592,997
18,887	CaixaBank SA	68,398
70,554	Capital One Financial Corporation	5,333,177
41,534	Cathay General Bancorp	1,392,635
83,725	Central Pacific Financial Corporation	2,038,704
77,115	Charles Schwab Corporation	3,202,586
6,467	Cherry Hill Mortgage Investment Corporation	113,431
14,080	Chubb, Ltd.	1,818,854
34,551	CI Financial Corporation	437,329
22,575	Cincinnati Financial Corporation	1,747,756
320,418	Citigroup, Inc.	16,680,961
21,473	CNP Assurances	455,798
16,650	Comerica, Inc.	1,143,688
42,016	Community Trust Bancorp, Inc.	1,664,254
38,690	Direct Line Insurance Group plc	157,273
79,230	Discover Financial Services	4,672,985
36,276	DnB ASA	582,290
219,702	Dynex Capital, Inc.	1,256,695
118,713	E*TRADE Financial Corporation	5,209,126
94,692	East West Bancorp, Inc.	4,121,943
13,792	Ellington Residential Mortgage REIT	141,092
48,263	Employers Holdings, Inc.	2,025,598
56,619	Enterprise Financial Services Corporation	2,130,573
53,131	Essent Group, Ltd.[g]	1,816,018
7,738	Euronext NVh	445,845
8,501	FBL Financial Group, Inc.	558,091
116,964	Fifth Third Bancorp	2,752,163
27,247	Financial Institutions, Inc.	700,248
22,472	Finecobank Banca Fineco SPA	226,101
41,427	First American Financial Corporation	1,849,301
49,575	First Busey Corporation	1,216,570
5,031	First Commonwealth Financial Corporation	60,774
63,502	First Defiance Financial Corporation	1,556,434
13,679	First Financial Corporation	549,212
256,115	First Hawaiian, Inc.	5,765,149
62,161	First Interstate BancSystem, Inc.	2,272,606
3,067	First Merchants Corporation	105,106
1,622	First Mid-Illinois Bancshares, Inc.	51,774
15,132	First Midwest Bancorp, Inc.	299,765
7,241	First of Long Island Corporation	144,458
8,200	First Republic Bank	712,580
71,577	FlexiGroup, Ltd.	68,371
6,997	Genworth MI Canada, Inc.	206,035
50,362	Goldman Sachs Group, Inc.	8,412,972

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

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Schedule of Investments as of December 31, 2018

Shares	Common Stock (34.5%)	Value
Financials (5.2%) - continued
44,747	Great Southern Bancorp, Inc.	$2,059,704
111,376	Hamilton Lane, Inc.	4,120,912
71,366	Hancock Whitney Corporation	2,472,832
6,219	Hanmi Financial Corporation	122,514
3,827	Hannover Rueckversicherung SE	515,766
9,063	Hanover Insurance Group, Inc.	1,058,287
143,638	Hartford Financial Services Group, Inc.	6,384,709
3,104	Heartland Financial USA, Inc.	136,421
231,197	Heritage Commerce Corporation	2,621,774
35,216	Hometrust Bancshares, Inc.	921,955
40,601	Horace Mann Educators Corporation	1,520,507
44,904	Horizon Bancorp, Inc.	708,585
41,648	Houlihan Lokey, Inc.	1,532,646
263,966	Huntington Bancshares, Inc.	3,146,475
37,486	IBERIABANK Corporation	2,409,600
47,144	Independent Bank Corporation	990,967
15,901	Interactive Brokers Group, Inc.	868,990
228,299	Intercontinental Exchange, Inc.	17,197,764
125,455	Investment Technology Group, Inc.	3,793,759
33,527	J.P. Morgan Chase & Company	3,272,906
39,884	Kemper Corporation	2,647,500
183,635	KeyCorp	2,714,125
9,066	KKR Real Estate Finance Trust, Inc.	173,614
19,202	Lakeland Bancorp, Inc.	284,382
46,715	Loews Corporation	2,126,467
930	Markel Corporation[g]	965,386
12,461	MarketAxess Holdings, Inc.	2,633,134
384,295	Medibank Private, Ltd.	695,721
5,551	Mercantile Bank Corporation	156,871
137,995	Meridian Bancorp, Inc.	1,976,088
39,140	MetLife, Inc.	1,607,088
56,967	MidWestOne Financial Group, Inc.	1,414,491
51,309	Morgan Stanley	2,034,402
14,298	MSCI, Inc.	2,107,954
17,298	National Bank Holdings Corporation	533,989
3,512	National Bank of Canada	144,190
581	National Western Life Group, Inc.	174,707
21,948	Old Second Bancorp, Inc.	285,324
7,032	Pacific Premier Bancorp, Inc.[g]	179,457
32,975	PacWest Bancorp	1,097,408
2,154	Paragon Banking Group plc	10,602
3,386	Pargesa Holding SA	244,205
805	Park National Corporation	68,385
119,736	PCSB Financial Corporation	2,342,036
1,847	Peapack-Gladstone Financial Corporation	46,507
6,122	Peoples Bancorp, Inc.	184,272
1,412	Piper Jaffray Companies	92,966
27,897	Primerica, Inc.	2,725,816
48,603	Principal Financial Group, Inc.	2,146,795
128,438	Provident Financial Services, Inc.	3,099,209
12,800	Prudential Financial, Inc.	1,043,840
30,124	QCR Holdings, Inc.	966,679
29,000	Radian Group, Inc.	474,440
29,421	Raymond James Financial, Inc.	2,189,217
5,618	Reinsurance Group of America, Inc.	787,812
18,610	S&P Global, Inc.	3,162,583
67,438	Sandy Spring Bancorp, Inc.	2,113,507
167,723	Santander Consumer USA Holdings Inc.	2,950,248
152,791	Seacoast Banking Corporation of Florida[g]	3,975,622
33,526	SEI Investments Company	1,548,901
2,500	Senshu Ikeda Holdings, Inc.	6,826
396,741	SLM Corporation[g]	3,296,918
37,363	State Auto Financial Corporation	1,271,837
12,250	State Street Corporation	772,607
63,013	Stifel Financial Corporation	2,609,998
2,503	Sun Life Financial, Inc.	83,036
25,350	SunTrust Banks, Inc.	1,278,654
22,472	SVB Financial Group[g]	4,267,882
175,226	Synovus Financial Corporation	5,605,480
9,532	Territorial Bancorp, Inc.	247,642
3,704	Topdanmark AS	172,862
12,399	Towne Bank	296,956
27,190	TriCo Bancshares	918,750
184,861	TrustCo Bank Corporation	1,268,146
38,190	U.S. Bancorp	1,745,283
8,851	Umpqua Holdings Corporation	140,731
52,040	United Community Banks, Inc.	1,116,778
78,243	United Financial Bancorp, Inc.	1,150,172
2,060	Univest Corporation of Pennsylvania	44,434
29,827	Unum Group	876,317
16,313	Washington Trust Bancorp, Inc.	775,357
28,439	Wells Fargo & Company	1,310,469
13,746	Western Alliance Bancorp[g]	542,830
7,920	Western Asset Mortgage Capital Corporation	66,053
1,396	Westwood Holdings Group, Inc.	47,464
53,406	Wintrust Financial Corporation	3,550,965
62,329	WSFS Financial Corporation	2,362,892
111,485	Zions Bancorporations NA	4,541,899

	Total	304,877,439

Health Care (5.2%)
9,720	ABIOMED, Inc.[g]	3,159,389
31,123	Aerie Pharmaceuticals, Inc.[g]	1,123,540
113,855	Agilent Technologies, Inc.	7,680,658
1,240	Allergan plc	165,738
25,908	AmerisourceBergen Corporation	1,927,555
31,110	Amgen, Inc.	6,056,184
2,840	Amplifon SPA	45,854
17,240	Ardelyx, Inc.[g]	30,860
16,278	Arena Pharmaceuticals, Inc.[g]	634,028
1,097	Atrion Corporation	812,965
39,778	Baxter International, Inc.	2,618,188
41,419	Becton, Dickinson and Company	9,332,529
29,486	Biogen, Inc.[g]	8,872,927
130,525	BioMarin Pharmaceutical, Inc.[g]	11,114,204
4,040	Bio-Techne Corporation	584,669
99,952	Bruker Corporation	2,975,571
14,302	Cardinal Health, Inc.	637,869
40,795	Cardiovascular Systems, Inc.[g]	1,162,250
115,068	Catalent, Inc.[g]	3,587,820
19,156	Charles River Laboratories International, Inc.[g]	2,168,076
5,745	Cigna Holding Company	1,091,090
29,742	Concert Pharmaceuticals, Inc.[g]	373,262
61,246	CVS Health Corporation	4,012,838
45,863	Danaher Corporation	4,729,393
34,690	Dexcom, Inc.[g]	4,155,862
63,217	Edwards Lifesciences Corporation[g]	9,682,948
12,246	Eli Lilly and Company	1,417,107
58,200	Evolent Health, Inc.[g]	1,161,090
136,640	GenMark Diagnostics, Inc.[g]	664,070
3,572	Genomic Health, Inc.[g]	230,073
43,880	Gilead Sciences, Inc.	2,744,694
56,545	GlaxoSmithKline plc	1,077,636
1,872	GN Store Nord AS	70,142
169,999	Halozyme Therapeutics, Inc.[g]	2,487,085
11,165	Heska Corporationg	961,307

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

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Schedule of Investments as of December 31, 2018

Shares	Common Stock (34.5%)	Value
Health Care (5.2%) - continued
21,802	Hill-Rom Holdings, Inc.	$1,930,567
20,199	Illumina, Inc.[g]	6,058,286
34,212	Immunomedics, Inc.[g]	488,205
46,593	Inogen, Inc.[g]	5,785,453
47,329	Intersect ENT, Inc.[g]	1,333,731
13,170	Intra-Cellular Therapies, Inc.[g]	150,006
18,599	Intuitive Surgical, Inc.[g]	8,907,433
19,600	Jazz Pharmaceuticals, Inc.[g]	2,429,616
90,051	Johnson & Johnson	11,621,082
2,400	KYORIN Holdings, Inc.	52,426
77,695	LHC Group, Inc.[g]	7,294,007
2,825	Ligand Pharmaceuticals, Inc.[g]	383,353
368	LNA Sante	18,360
13,625	Magellan Health Services, Inc.[g]	775,126
14,826	McKesson Corporation	1,637,828
76,203	Medtronic plc	6,931,425
86,310	Merck & Company, Inc.	6,594,947
39,798	Merit Medical Systems, Inc.[g]	2,221,126
65,784	Mylan NVg	1,802,482
90,201	Natera, Inc.[g]	1,259,206
18,749	National Healthcare Corporation	1,470,859
37,638	Neurocrine Biosciences, Inc.[g]	2,687,730
24,563	Nevro Corporation[g]	955,255
14,434	Novartis AG	1,236,189
31,901	Novo Nordisk AS	1,465,120
41,277	Novocure, Ltd.[g]	1,381,954
87,465	NuVasive, Inc.[g]	4,334,765
43,771	Omnicell, Inc.[g]	2,680,536
234,894	Optinose, Inc.[f,g]	1,456,343
31,176	PerkinElmer, Inc.	2,448,875
244,541	Pfizer, Inc.	10,674,215
22,542	Ra Medical Systems, Inc.[f,g]	179,209
821	Recordati SPA	28,431
5,041	Roche Holding AG	1,251,473
15,324	Sage Therapeutics, Inc.[g]	1,467,886
65,957	Syneos Health, Inc.[g]	2,595,408
99,194	Tactile Systems Technology, Inc.[g]	4,518,287
36,989	Teleflex, Inc.	9,560,917
51,175	Thermo Fisher Scientific, Inc.	11,452,453
127,795	UnitedHealth Group, Inc.	31,836,290
35,460	Universal Health Services, Inc.	4,133,218
26,800	Valeant Pharmaceuticals International, Inc.[g]	494,996
71,001	Veeva Systems, Inc.[g]	6,341,809
81,543	Vertex Pharmaceuticals, Inc.[g]	13,512,491
13,875	West Pharmaceutical Services, Inc.	1,360,166
114,040	Wright Medical Group NVg	3,104,169
114,280	Zoetis, Inc.	9,775,511

	Total	299,628,691

Industrials (4.7%)
50,923	Acco Brands Corporation	345,258
14,506	ACS Actividades de Construccion y Servicios, SAg	561,488
3,850	Acuity Brands, Inc.	442,558
6,911	Advanced Disposal Services, Inc.[g]	165,449
25,051	Aegion Corporation[g]	408,832
68,718	Aerojet Rocketdyne Holdings, Inc.[g]	2,420,935
33,287	AGCO Corporation	1,853,087
10,229	Altra Industrial Motion Corporation	257,259
77,304	AMETEK, Inc.	5,233,481
26,237	Arcosa, Inc.[g]	726,503
2,400	Asahi Glass Company, Ltd.	74,599
34,272	ASGN, Inc.[g]	1,867,824
23,648	Atlas Copco AB, Class A	564,195
21,029	Atlas Copco AB, Class B	460,783
48,210	AZZ, Inc.	1,945,756
39,750	Boeing Company	12,819,375
4,782	Brady Corporation	207,826
8,375	Brink’s Company	541,444
70,131	BWX Technologies, Inc.	2,681,108
97,861	Casella Waste Systems, Inc.[g]	2,788,060
60,430	CBIZ, Inc.[g]	1,190,471
2,525	CIA De Distribucion Integral	63,180
22,512	Colfax Corporation[g]	470,501
3,186	Columbus McKinnon Corporation	96,026
13,238	Comfort Systems USA, Inc.	578,236
109,456	Costamare, Inc.	480,512
56,310	Crane Company	4,064,456
2,540	CSW Industrials, Inc.[g]	122,809
202,540	CSX Corporation	12,583,810
1,045	Cummins, Inc.	139,654
12,596	Curtiss-Wright Corporation	1,286,304
53,570	Delta Air Lines, Inc.	2,673,143
29,226	Dycom Industries, Inc.[g]	1,579,373
103,156	EMCOR Group, Inc.	6,157,382
49,510	Emerson Electric Company	2,958,223
51,534	Encore Wire Corporation	2,585,976
2,834	Ennis, Inc.	54,555
8,232	ESCO Technologies, Inc.	542,900
56,391	Federal Signal Corporation	1,122,181
1,727	Ferguson plc	110,352
21,861	Forrester Research, Inc.	977,187
7,720	Franklin Electric Company, Inc.	331,034
5,229	Gardner Denver Holdings, Inc.[g]	106,933
21,726	General Dynamics Corporation	3,415,544
31,278	Genesee & Wyoming, Inc.[g]	2,315,198
31,618	Global Brass and Copper Holdings, Inc.	795,193
500	Glory, Ltd.	11,244
17,898	Gorman-Rupp Company	580,074
38,482	Granite Construction, Inc.	1,550,055
32,143	GWA Group, Ltd.	62,981
68,066	Healthcare Services Group, Inc.[f]	2,734,892
51,785	Heico Corporation	4,012,302
4,622	Herc Holdings, Inc.[g]	120,126
6,100	Hino Motors, Ltd.	57,441
3,300	Hitachi Zosen Corporation	10,003
847	Hochtief AG	114,389
145,065	Honeywell International, Inc.	19,165,988
30,709	Hubbell, Inc.	3,050,632
6,200	Huntington Ingalls Industries, Inc.	1,179,922
4,620	Hyster-Yale Materials Handling, Inc.	286,255
8,170	Illinois Tool Works, Inc.	1,035,057
4,100	Inaba Denki Sangyo Company, Ltd.	153,206
49,815	Ingersoll-Rand plc	4,544,622
133,845	Interface, Inc.	1,907,291
1,708	Jacobs Engineering Group, Inc.	99,850
28,233	JB Hunt Transport Services, Inc.	2,626,798
15,538	Kadant, Inc.	1,265,726
54,034	KAR Auction Services, Inc.	2,578,503
244,865	KeyW Holding Corporation[g]	1,638,147
43,822	Kforce, Inc.	1,354,976
33,122	Kirby Corporation[g]	2,231,098
55,334	Korn/Ferry International	2,187,906
4,990	L3 Technologies, Inc.	866,563
86,540	Lincoln Electric Holdings, Inc.	6,823,679
24,753	Lindsay Corporation	2,382,476
13,902	Lockheed Martin Corporation	3,640,100
3,565	Manitowoc Company, Inc.[g]	52,655
43,410	Masco Corporation	1,269,308
40,558	Masonite International Corporation[g]	1,818,215

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

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Schedule of Investments as of December 31, 2018

Shares	Common Stock (34.5%)	Value
Industrials (4.7%) - continued
14,444	Meggitt plc	$86,766
57,854	Mercury Systems, Inc.[g]	2,735,916
96,377	Milacron Holdings Corporation[g]	1,145,923
3,000	Mitsuboshi Belting, Ltd.	57,715
3,400	Mitsui & Company, Ltd.	52,235
2,617	Monadelphous Group, Ltd.	25,392
20,573	Moog, Inc.	1,593,996
365,876	MRC Global, Inc.[g]	4,474,663
27,856	Mueller Industries, Inc.	650,716
20,392	Mueller Water Products, Inc.	185,567
12,503	National Express Group plc	59,602
94,240	NCI Building Systems, Inc.[g]	683,240
108,526	Nexeo Solutions, Inc.[f,g]	932,238
10,300	Nitto Kogyo Corporation	163,251
5,265	Nobina ABh	35,513
79,072	Norfolk Southern Corporation	11,824,427
3,783	Northgate plc	18,198
20,087	Old Dominion Freight Line, Inc.	2,480,544
39,687	Oshkosh Corporation	2,433,210
29,684	PageGroup plc	170,518
9,194	Parker Hannifin Corporation	1,371,193
151,218	Primoris Services Corporation	2,892,800
13,194	Radiant Logistics, Inc.[g]	56,075
23,821	Raven Industries, Inc.	862,082
7,444	Raytheon Company	1,141,537
80,577	Regal-Beloit Corporation	5,644,419
12,182	RELX plc	250,648
34,351	RELX plc	708,331
19,056	Resources Connection, Inc.	270,595
95,372	Ritchie Brothers Auctioneers, Inc.	3,120,572
916	Rockwool International AS	239,537
17,072	Roper Industries, Inc.	4,550,029
1,097	Rush Enterprises, Inc.	37,825
16,169	Sandvik AB	231,674
2,749	Schindler Holding AG, Participation Certificate	545,822
4,238	Schneider Electric SE	287,469
64,640	SiteOne Landscape Supply, Inc.[g]	3,572,653
23,100	SKF AB	351,089
262	Societe BIC SA	26,765
112,521	Southwest Airlines Company	5,229,976
20,856	SP Plus Corporation[g]	616,086
1,669	Spirax-Sarco Engineering plc	132,846
29,102	SPX Corporation[g]	815,147
30,119	SPX FLOW, Inc.[g]	916,220
31,246	Standex International Corporation	2,099,106
53,700	Sumitomo Electric Industries, Ltd.	711,167
1,400	Taikisha, Ltd.	37,269
52,200	Terex Corporation	1,439,154
27,391	Timken Company	1,022,232
8,699	Titan International, Inc.	40,537
4,000	Toppan Forms Company, Ltd.	31,420
9,300	Toppan Printing Company, Ltd.	136,703
129,883	TPI Composites, Inc.[g]	3,192,524
6,311	Transcontinental, Inc.	89,219
4,010	TransDigm Group, Inc.[g]	1,363,641
17,468	TransUnion	992,182
70,911	TriMas Corporation[g]	1,935,161
3,000	Tsubakimoto Chain Company	98,112
3,073	UniFirst Corporation	439,654
32,810	United Continental Holdings, Inc.[g]	2,747,181
15,034	United Parcel Service, Inc.	1,466,266
25,319	United Rentals, Inc.[g]	2,595,957
36,230	United Technologies Corporation	3,857,770
29,946	Universal Truckload Services, Inc.	541,723
18,163	Valmont Industries, Inc.	2,015,185
48,845	Verisk Analytics, Inc.[g]	5,326,059
4,703	Vinci SA	386,738
21,859	WABCO Holdings, Inc.[g]	2,346,345
53,663	WageWorks, Inc.[g]	1,457,487
120,272	Waste Connections, Inc.	8,930,196
10,169	Watsco, Inc.	1,414,915
2,072	Watts Water Technologies, Inc.	133,706
84,105	Willdan Group, Inc.[g]	2,941,993
58,258	XPO Logistics, Inc.[g]	3,323,036
1,800	Yuasa Trading Company, Ltd.	51,433

	Total	271,424,524

Information Technology (8.4%)
6,438	2U, Inc.[g]	320,097
151,727	Advanced Micro Devices, Inc.[g]	2,800,880
48,280	Akamai Technologies, Inc.[g]	2,948,942
6,000	Alliance Data Systems Corporation	900,480
8,618	Amadeus IT Holding SA	599,620
23,227	Ambarella, Inc.[f,g]	812,480
8,593	American Software, Inc.	89,797
127,594	Amphenol Corporation	10,337,666
8,374	ANSYS, Inc.[g]	1,196,980
199,077	Apple, Inc.	31,402,406
26,692	Arista Networks, Inc.[g]	5,624,004
67,155	Arrow Electronics, Inc.[g]	4,630,337
10,570	Atkore International Group, Inc.[g]	209,709
17,070	Atlassian Corporation plc[g]	1,518,889
83,371	Autodesk, Inc.[g]	10,722,344
31,215	Automatic Data Processing, Inc.	4,092,911
77,211	Benchmark Electronics, Inc.	1,635,329
125,321	Blackline, Inc.[g]	5,131,895
135,718	Booz Allen Hamilton Holding Corporation	6,116,810
30,800	Canon, Inc.	847,483
7,218	Capgemini SA	717,939
10,255	CDK Global, Inc.	491,009
20,834	CDW Corporation	1,688,596
25,461	CEVA, Inc.[g]	562,434
17,881	CGI Group, Inc.[g]	1,093,659
149,959	Ciena Corporation[g]	5,085,110
547,956	Cisco Systems, Inc.	23,742,933
288,119	Clearwater Energy, Inc., Class A	4,874,973
27,650	Cognex Corporation	1,069,226
29,814	Cognizant Technology Solutions Corporation	1,892,593
7,949	Cohu, Inc.	127,740
5,031	Computershare, Ltd.	60,972
64,609	CoreLogic, Inc.[g]	2,159,233
22,960	Coupa Software, Inc.[g]	1,443,266
2,295	CSG Systems International, Inc.	72,912
44,900	Descartes Systems Group, Inc.[g]	1,188,054
1,272	Dialog Semiconductor plc[g]	32,962
188,769	Dolby Laboratories, Inc.	11,673,475
5,769	DXC Technology Company	306,738
9,436	Endurance International Group Holdings, Inc.[g]	62,749
18,527	Envestnet, Inc.[g]	911,343
11,710	Euronet Worldwide, Inc.[g]	1,198,870
130,455	EVERTEC, Inc.	3,744,059
9,238	ExlService Holdings, Inc.[g]	486,104
55,764	Fiserv, Inc.[g]	4,098,096
22,365	Five9, Inc.[g]	977,798
33,167	FLIR Systems, Inc.	1,444,091
42,443	Fortinet, Inc.[g]	2,989,260
41,321	Global Payments, Inc.	4,261,435
98,683	Guidewire Software, Inc.[g]	7,917,337

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

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Schedule of Investments as of December 31, 2018

Shares	Common Stock (34.5%)	Value
Information Technology (8.4%) - continued
27,231	Halma plc	$474,376
142,965	Keysight Technologies, Inc.[g]	8,875,267
13,147	Kulicke and Soffa Industries, Inc.	266,490
16,930	Lam Research Corporation	2,305,358
84,172	M/A-COM Technology Solutions Holdings, Inc.[g]	1,221,336
10,339	ManTech International Corporation	540,678
172,440	MasterCard, Inc.	32,530,806
14,828	Methode Electronics, Inc.	345,344
408,542	Microsoft Corporation	41,495,611
12,286	MicroStrategy, Inc.[g]	1,569,537
6,034	MKS Instruments, Inc.	389,857
24,134	MoneyGram International, Inc.[g]	48,268
88,387	Monolithic Power Systems, Inc.	10,274,989
24,476	Monotype Imaging Holdings, Inc.	379,868
96,371	National Instruments Corporation	4,373,316
5,500	NEC Networks & System Integration Corporation	122,376
64,182	New Relic, Inc.[g]	5,196,817
24,016	Nice, Ltd. ADR[f,g]	2,598,771
21,423	Novanta, Inc.[g]	1,349,649
180,900	Oracle Corporation	8,167,635
3,400	Otsuka Corporation	93,573
19,640	Palo Alto Networks, Inc.[g]	3,699,194
305,132	PayPal Holdings, Inc.[g]	25,658,550
20,199	Pegasystems, Inc.	966,118
57,905	Plexus Corporation[g]	2,957,787
3,786	Progress Software Corporation	134,365
66,613	Proofpoint, Inc.[g]	5,582,836
98,291	Q2 Holdings, Inc.[g]	4,870,319
212,066	Quantenna Communications, Inc.[g]	3,043,147
72,111	Red Hat, Inc.[g]	12,665,576
58,655	Rogers Corporation[g]	5,810,364
36,529	Rudolph Technologies, Inc.[g]	747,749
2,000	Ryoyo Electro Corporation	28,069
152,306	SailPoint Technologies Holdings, Inc.[g]	3,577,668
224,826	Salesforce.com, Inc.[g]	30,794,417
15,898	ScanSource, Inc.[g]	546,573
226,505	Sequans Communications SA ADR[f,g]	176,674
24,788	ServiceNow, Inc.[g]	4,413,503
30,000	Shinko Electric Industries Company, Ltd.	191,145
5,306	Silicon Laboratories, Inc.[g]	418,166
385	Siltronic AG	32,033
100,419	Synopsys, Inc.[g]	8,459,297
14,422	Teradata Corporation[g]	553,228
16,429	Teradyne, Inc.	515,542
67,349	Texas Instruments, Inc.	6,364,481
1,000	Tokyo Seimitsu Company, Ltd.	25,194
1,675	Trimble, Inc.[g]	55,124
35,700	Tyler Technologies, Inc.[g]	6,633,774
4,668	Ultimate Software Group, Inc.[g]	1,143,053
16,893	Ultra Clean Holdings, Inc.[g]	143,084
15,190	Universal Display Corporation	1,421,328
66,715	Verint Systems, Inc.[g]	2,822,712
4,286	VeriSign, Inc.[g]	635,571
131,281	Virtusa Corporation[g]	5,591,258
229,871	Visa, Inc.	30,329,180
179,629	Xilinx, Inc.	15,299,002
103,213	Zix Corporation[g]	591,410
79,424	Zuora, Inc.[f,g]	1,440,751

	Total	489,272,189

Materials (0.9%)
33,120	Alcoa Corporation[g]	880,330
13,766	Balchem Corporation	1,078,566
12,725	Ball Corporation	585,095
23,201	BHP Billiton, Ltd.	560,792
40,133	BHP Group plc	848,051
66,547	Celanese Corporation	5,987,234
36,850	CF Industries Holdings, Inc.	1,603,343
34,895	Chemours Company	984,737
33,049	Continental Building Products, Inc.[g]	841,097
300	Daido Steel Company, Ltd.	11,772
29,979	Eastman Chemical Company	2,191,765
13,378	Evonik Industries AG	333,931
57,670	Ferroglobe Representation & Warranty Insurance Trust[c,g]	6
49,665	Freeport-McMoRan, Inc.	512,046
796	Fuchs Petrolub SE	32,908
10,699	Granges AB	97,149
5,938	Hexpol AB	47,125
2,200	Hitachi Chemical Company, Ltd.	33,096
2,600	Hokuetsu Corporation	11,807
39,021	Innospec, Inc.	2,409,937
14,100	JSR Corporation	211,649
7,230	Kraton Performance Polymers, Inc.[g]	157,903
20,700	Kuraray Company, Ltd.	291,136
10,300	Kyoei Steel, Ltd.	155,360
1,700	Lintec Corporation	36,514
18,060	Martin Marietta Materials, Inc.	3,103,972
72,221	Mercer International, Inc.	753,987
8,512	Methanex Corporation	410,023
28,359	Minerals Technologies, Inc.	1,455,951
21,900	Mitsubishi Gas Chemical Company, Inc.	328,053
15,953	Mondi plc	332,265
47,104	Myers Industries, Inc.	711,741
10,800	Nippon Kayaku Company, Ltd.	137,139
7,500	Nippon Light Metal Holdings Company, Ltd.	15,215
34,400	Nippon Steel & Sumitomo Metal Corporation	591,023
34,525	Nucor Corporation	1,788,740
6,049	Olympic Steel, Inc.	86,319
133,072	OMNOVA Solutions, Inc.[g]	975,418
33,000	Owens-Illinois, Inc.[g]	568,920
14,856	Packaging Corporation of America	1,239,882
72,427	Reliance Steel & Aluminum Company	5,154,630
71	Rio Tinto, Ltd.	3,930
30,366	RPM International, Inc.	1,784,913
28,953	Ryerson Holding Corporation[g]	183,562
28,387	Sandfire Resources NL	133,667
500	Sanyo Special Steel Company, Ltd.	10,558
44,948	Schweitzer-Mauduit International, Inc.	1,125,947
45,639	Scotts Miracle-Gro Company	2,804,973
14,788	SSAB AB, Class A	51,001
46,904	Steel Dynamics, Inc.	1,408,996
2,525	Stepan Company	186,850
1,400	Taiyo Holdings Company, Ltd.	39,371
7,200	Toagosei Company, Ltd.	79,354
10,987	Tronox, Ltd.	85,479
1,100	Ube Industries, Ltd.	22,246
17,257	United States Lime & Minerals, Inc.	1,225,247
27,854	UPM-Kymmene Oyj	705,092
14,172	Verso Corporation[g]	317,453
44,763	WestRock Company	1,690,251
16,528	Worthington Industries, Inc.	575,836

	Total	49,991,353

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

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Schedule of Investments as of December 31, 2018

Shares	Common Stock (34.5%)	Value
Real Estate (1.2%)
4,750	Alexandria Real Estate Equities, Inc.	$547,390
35,348	Ares Commercial Real Estate Corporation	460,938
162,924	Armada Hoffler Properties, Inc.	2,290,711
930	Artis Real Estate Investment Trust	6,294
47,902	Ashford Hospitality Trust, Inc.	191,608
5,429	Bluerock Residential Growth REIT, Inc.	48,970
382,459	Brixmor Property Group, Inc.	5,618,323
30,561	Camden Property Trust	2,690,896
1,428	Castellum AB	26,387
307,913	Cedar Realty Trust, Inc.	966,847
71,791	Chatham Lodging Trust	1,269,265
25,982	City Office REIT, Inc.	266,315
108,333	Cousins Properties, Inc.	855,831
8,539	Crown Castle International Corporation	927,592
34,980	CyrusOne, Inc.	1,849,742
6,000	Daito Trust Construction Company, Ltd.	821,421
1,297	Deutsche EuroShop AG	37,741
5,000	Digital Realty Trust, Inc.	532,750
186,870	Douglas Emmett, Inc.	6,377,873
21,250	Duke Realty Corporation	550,375
98,212	Empire State Realty Trust, Inc.	1,397,557
34,583	Franklin Street Properties Corporation	215,452
5,076	Gaming and Leisure Properties, Inc.	164,006
18,249	GEO Group, Inc.	359,505
10,549	Getty Realty Corporation	310,246
7,393	Gladstone Commercial Corporation	132,483
311	Granite REIT	12,122
44,447	Healthcare Trust of America, Inc.	1,124,954
138,772	Highwoods Properties, Inc.	5,369,089
1,300	Hitachi High-Technologies Corporation	40,709
51,391	Hospitality Properties Trust	1,227,217
30,645	Host Hotels & Resorts, Inc.	510,852
288,617	Hudson Pacific Properties, Inc.	8,387,210
60,000	Hysan Development Company, Ltd.	285,323
128,480	Mirvac Group	202,912
278,977	Monmouth Real Estate Investment Corporation	3,459,315
41,266	National Storage Affiliates Trust	1,091,898
20,284	One Liberty Properties, Inc.	491,278
7,627	Outfront Media, Inc.	138,201
77,881	Physicians Realty Trust	1,248,432
10,325	QTS Realty Trust, Inc.	382,541
6,287	Quebecor, Inc.	132,353
7,998	RE/MAX Holdings, Inc.	245,938
273,001	Retail Properties of America, Inc.	2,962,061
18,000	Road King Infrastructure, Ltd.	31,998
5,691	Saul Centers, Inc.	268,729
24,886	SBA Communications Corporation[g]	4,028,795
62,722	Spirit Realty Capital, Inc.	2,210,950
9,129	St. Joe Company[g]	120,229
6,000	Swire Pacific, Ltd.	63,348
52,501	Terreno Realty Corporation	1,846,460
4,592	UMH Properties, Inc.	54,369
85,465	Urstadt Biddle Properties, Inc.	1,642,637
1,454	Wereldhave NV	45,241
95,104	Weyerhaeuser Company	2,078,973
43,800	Wing Tai Holdings, Ltd.	62,073

	Total	68,682,725

Utilities (0.4%)
17,228	Artesian Resources Corporation	600,740
26,450	Clearwater Energy, Inc., Class C	456,263
13,527	Consolidated Water Company, Ltd.	157,725
27,461	Enagas SA	742,327
8,175	Entergy Corporation	703,622
35,097	Exelon Corporation	1,582,875
61,641	MDU Resources Group, Inc.	1,469,521
9,255	Middlesex Water Company	493,754
7,742	National Fuel Gas Company	396,236
26,659	New Jersey Resources Corporation	1,217,517
18,738	NorthWestern Corporation	1,113,787
3,200	Osaka Gas Company, Ltd.	58,374
92,472	PG&E Corporation[g]	2,196,210
45,369	PNM Resources, Inc.	1,864,212
7,286	Portland General Electric Company	334,063
14,400	Public Service Enterprise Group, Inc.	749,520
17,362	Southwest Gas Holdings, Inc.	1,328,193
131,803	UGI Corporation	7,031,690
2,704	Unitil Corporation	136,931

	Total	22,633,560

	Total Common Stock (cost $1,759,530,243)	2,001,262,714

Principal Amount	Long-Term Fixed Income (17.9%)

Asset-Backed Securities (0.7%)
	Access Group, Inc.
203,656	3.006%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,h	201,306
	Ares CLO, Ltd.
1,500,000	3.821%, (LIBOR 3M + 1.400%), 10/17/2030, Ser. 2018-28RA, Class A2[b,h]	1,475,205
	Ares XXXIIR CLO, Ltd.
750,000	3.556%, (LIBOR 3M + 0.940%), 5/15/2030, Ser. 2014-32RA, Class A1Ab,h	728,630
	Bayview Koitere Fund Trust
787,531	4.000%, 11/28/2053, Ser. 2017-SPL3, Class Ab,h	790,069
	Betony CLO, Ltd.
350,000	3.600%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b,h]	342,438
	Buttermilk Park CLO, Ltd.
2,575,000	3.738%, (LIBOR 3M + 1.400%), 10/15/2031, Ser. 2018-1A, Class A2[b,h]	2,531,830
	Carlyle Global Market Strategies CLO, Ltd.
1,675,000	3.782%, (LIBOR 3M + 1.450%), 7/15/2031, Ser. 2014-5A, Class A2RRb,h	1,653,177
	Commonbond Student Loan Trust
654,237	3.006%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,h]	647,336
	Deephaven Residential Mortgage Trust
1,475,936	4.080%, 10/25/2058, Ser. 2018-4A, Class A1[b,h]	1,486,089

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Asset-Backed Securities (0.7%) - continued
	DRB Prime Student Loan Trust
$227,357	4.406%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1[b,h]	$231,310
	Dryden Senior Loan Fund
1,450,000	3.830%, (LIBOR 3M + 1.400%), 7/18/2030, Ser. 2018-65A, Class A2[b,h]	1,427,150
	Earnest Student Loan Program, LLC
1,119,743	3.020%, 5/25/2034, Ser. 2016-B, Class A2[h]	1,109,610
	Edlinc Student Loan Funding Trust
108,124	5.330%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class ATb,h	109,084
	Galaxy XX CLO, Ltd.
1,200,000	3.469%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class ARb,h	1,184,917
	Golub Capital Partners, Ltd.
750,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2031, Ser. 2015-22A, Class ARb,h	736,290
1,095,000	3.669%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-23A, Class ARb,h	1,076,034
	Laurel Road Prime Student Loan Trust
850,000	2.810%, 11/25/2042, Ser. 2017-C, Class A2Bh	827,261
	Lendmark Funding Trust
600,000	2.800%, 5/20/2026, Ser. 2017-2A, Class Ah	589,699
	Limerock CLO III, LLC
1,150,000	3.669%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1Rb,h	1,146,543
	Madison Park Funding XIV, Ltd.
700,000	3.869%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,h	688,284
	Madison Park Funding XXXI, Ltd.
1,000,000	4.276%, (LIBOR 3M + 1.500%), 1/23/2031, Ser. 2018-31A, Class A2Ab,h	987,002
	Magnetite XII, Ltd.
1,200,000	3.536%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR[b,h]	1,176,812
	Morgan Stanley Capital I, Inc.
1,425,000	4.407%, 10/15/2051, Ser. 2018-L1, Class A4	1,496,658
	Mountain View CLO, Ltd.
850,000	3.556%, (LIBOR 3M + 1.120%), 7/15/2031, Ser. 2015-9A, Class A1Rb,h	831,208
	National Collegiate Trust
829,988	2.801%, (LIBOR 1M + 0.295%), 5/25/2031, Ser. 2007-A, Class Ab,h	813,392
	Neuberger Berman CLO XIV, Ltd.
600,000	3.759%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class ARb,h	596,197
	Neuberger Berman CLO, Ltd.
260,000	3.649%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class ARb,h	256,391
	Octagon Investment Partners XVI, Ltd.
250,000	3.736%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2Rb,h	245,251
	Octagon Investment Partners XX, Ltd.
817,431	3.748%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class ARb,h	814,452
	OZLM VIII, Ltd.
385,000	3.625%, (LIBOR 3M + 1.170%), 10/17/2029, Ser. 2014-8A, Class A1RRb,h	382,017
	Palmer Square Loan Funding, Ltd.
2,000,000	3.320%, (LIBOR 3M + 0.850%), 1/20/2027, Ser. 2018-5A, Class A1[b,h]	1,993,898
850,000	3.870%, (LIBOR 3M + 1.400%), 1/20/2027, Ser. 2018-5A, Class A2[b,h]	844,095
	PPM CLO, Ltd.
800,000	3.643%, (LIBOR 3M + 1.150%), 7/15/2031, Ser. 2018-1A, Class Ab,h	783,162
	Preston Ridge Partners Mortgage Trust, LLC
1,337,897	3.470%, 9/25/2022, Ser. 2017-2A, Class A1[h,i]	1,326,083
	Pretium Mortgage Credit Partners, LLC
711,583	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[h,i]	704,408
	Race Point IX CLO, Ltd.
900,000	3.646%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1ARb,h	889,816
	Renaissance Home Equity Loan Trust
1,066,464	5.746%, 5/25/2036, Ser. 2006-1, Class AF6[i]	725,585
1,313,770	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[i]	930,565
1,132,902	5.580%, 11/25/2036, Ser. 2006-3, Class AF2[i]	607,378
	Shackleton CLO, Ltd.
800,000	3.509%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1[b,h]	786,098
	SLM Student Loan Trust
258,143	3.026%, (LIBOR 1M + 0.520%), 3/25/2026, Ser. 2011-1, Class A1[b]	258,665
	SoFi Professional Loan Program, LLC
217,125	2.420%, 3/25/2030, Ser. 2015-A, Class A2[h]	214,993

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Asset-Backed Securities (0.7%) - continued
	Symphony CLO XV, Ltd.
$920,000	4.103%, (LIBOR 3M + 1.260%), 1/17/2032, Ser. 2014-15A, Class AR2[b,c,h]	$919,080
	U.S. Small Business Administration
240,281	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	243,998
	Voya CLO 3, Ltd.
344,885	3.210%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2014-3A, Class A1Rb,h	343,171

	Total	38,152,637

Basic Materials (0.3%)
	Alcoa Nederland Holding BV
710,000	6.750%, 9/30/2024[h]	720,650
	Anglo American Capital plc
13,000	4.125%, 9/27/2022[h]	12,812
820,000	4.875%, 5/14/2025[h]	803,314
	ArcelorMittal SA
373,000	6.125%, 6/1/2025	390,552
	Braskem Netherlands Finance BV
1,220,000	4.500%, 1/10/2028[h]	1,127,597
	BWAY Holding Company
775,000	5.500%, 4/15/2024[h]	728,500
	CF Industries, Inc.
815,000	3.450%, 6/1/2023[f]	757,950
	Chemours Company
665,000	5.375%, 5/15/2027	598,500
	Dow Chemical Company
350,000	4.800%, 11/30/2028[h]	356,327
	DowDuPont, Inc.
700,000	4.493%, 11/15/2025	721,028
	E.I. du Pont de Nemours and Company
14,000	2.200%, 5/1/2020	13,900
	First Quantum Minerals, Ltd.
410,000	7.000%, 2/15/2021[h]	393,600
500,000	7.500%, 4/1/2025[h]	412,500
	FMG Resources Property, Ltd.
30,000	5.125%, 5/15/2024[h]	27,600
	Georgia-Pacific, LLC
245,000	2.539%, 11/15/2019[h]	243,148
	Glencore Funding, LLC
224,000	4.125%, 5/30/2023[h]	219,965
300,000	4.000%, 3/27/2027[h]	273,440
	International Paper Company
600,000	4.350%, 8/15/2048	514,047
	Kinross Gold Corporation
7,000	5.125%, 9/1/2021	6,982
448,000	5.950%, 3/15/2024	445,760
635,000	4.500%, 7/15/2027	548,481
	LyondellBasell Industries NV
10,000	5.000%, 4/15/2019	10,011
	Novelis Corporation
275,000	5.875%, 9/30/2026[h]	243,375
	Olin Corporation
895,000	5.125%, 9/15/2027[f]	823,400
	Peabody Securities Finance Corporation
775,000	6.375%, 3/31/2025[h]	720,750
	Platform Specialty Products Corporation
520,000	5.875%, 12/1/2025[h]	486,200
	Sherwin-Williams Company
13,000	2.250%, 5/15/2020	12,799
540,000	3.125%, 6/1/2024	515,574
	Steel Dynamics, Inc.
645,000	5.000%, 12/15/2026	611,138
	Syngenta Finance NV
525,000	3.933%, 4/23/2021[h]	517,808
	Teck Resources, Ltd.
955,000	6.125%, 10/1/2035	912,025
	United States Steel Corporation
805,000	6.250%, 3/15/2026	704,375
	Vale Overseas, Ltd.
62,000	4.375%, 1/11/2022	63,085
340,000	6.250%, 8/10/2026	367,200
168,000	6.875%, 11/21/2036	192,108
350,000	6.875%, 11/10/2039	404,250
	Westlake Chemical Corporation
448,000	3.600%, 8/15/2026	410,974
	WestRock Company
470,000	3.750%, 3/15/2025[h]	461,383
	Xstrata Finance Canada, Ltd.
10,000	4.950%, 11/15/2021[h]	10,214

	Total	16,783,322

Capital Goods (0.3%)
	AECOM
970,000	5.875%, 10/15/2024	955,450
	Ardagh Packaging Finance plc
760,000	6.000%, 2/15/2025[h]	701,571
	Ashtead Capital, Inc.
650,000	4.125%, 8/15/2025[h]	594,750
	Boeing Company
400,000	3.850%, 11/1/2048	383,006
	Bombardier, Inc.
925,000	7.500%, 3/15/2025[h]	871,813
	Building Materials Corporation of America
710,000	6.000%, 10/15/2025[h]	680,961
	Cemex SAB de CV
55,000	5.700%, 1/11/2025[h]	52,732
730,000	6.125%, 5/5/2025[h]	711,976
	Cintas Corporation No. 2
10,000	2.900%, 4/1/2022	9,836
345,000	3.700%, 4/1/2027	337,133
	CNH Industrial Capital, LLC
480,000	4.875%, 4/1/2021	487,728
	CNH Industrial NV
600,000	3.850%, 11/15/2027	546,054
	Crown Americas Capital Corporation IV
720,000	4.500%, 1/15/2023	702,900
	General Electric Company
16,000	5.000%, 1/21/2021[b,j]	12,240
	H&E Equipment Services, Inc.
390,000	5.625%, 9/1/2025	357,825
	Huntington Ingalls Industries, Inc.
720,000	3.483%, 12/1/2027	670,630

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Capital Goods (0.3%) - continued
	L3 Technologies, Inc.
$705,000	3.950%, 5/28/2024	$703,614
	Lockheed Martin Corporation
160,000	2.500%, 11/23/2020	158,214
480,000	3.600%, 3/1/2035	447,416
448,000	4.500%, 5/15/2036	462,743
120,000	6.150%, 9/1/2036	143,841
	Northrop Grumman Corporation
820,000	3.850%, 4/15/2045	724,967
	Owens-Brockway Glass Container, Inc.
960,000	5.000%, 1/15/2022[h]	950,400
	Republic Services, Inc.
335,000	2.900%, 7/1/2026	316,147
	Reynolds Group Issuer, Inc.
670,000	5.125%, 7/15/2023[h]	638,175
	Rockwell Collins, Inc.
720,000	2.800%, 3/15/2022	699,797
	Roper Technologies, Inc.
336,000	2.800%, 12/15/2021	329,157
185,000	3.650%, 9/15/2023	185,122
240,000	4.200%, 9/15/2028	237,756
	Siemens Financieringsmaatschappij NV
932,000	4.200%, 3/16/2047[h]	920,591
	Standard Industries, Inc.
415,000	5.500%, 2/15/2023[h]	406,700
	Textron, Inc.
400,000	7.250%, 10/1/2019	412,181
720,000	3.375%, 3/1/2028	667,572
	United Rentals North America, Inc.
735,000	5.500%, 7/15/2025	692,738
	United Technologies Corporation
750,000	4.450%, 11/16/2038	728,345
600,000	4.050%, 5/4/2047	533,198

	Total	18,435,279

Collateralized Mortgage Obligations (0.4%)
	Ajax Mortgage Loan Trust
1,620,912	4.360%, 9/25/2065, Ser. 2018-C, Class Ab,h	1,629,893
	Angel Oak Mortgage Trust I, LLC
161,476	3.500%, 7/25/2046, Ser. 2016-1, Class A1[h]	160,758
	Banc of America Alternative Loan Trust
29,718	6.000%, 11/25/2035, Ser. 2005-10, Class 3CB1	27,761
	Bayview Opportunity Master Fund Trust
906,663	3.500%, 5/28/2069, Ser. 2017-RT5, Class Ab,h	898,738
	Citigroup Mortgage Loan Trust, Inc.
250,900	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	247,780
15,340	3.909%, 3/25/2037, Ser. 2007-AR4, Class 2A1Ab	12,769
	COLT Mortgage Loan Trust
719,925	2.415%, 10/25/2047, Ser. 2017-2, Class A1Ab,h	715,271
	Countrywide Alternative Loan Trust
316,206	3.864%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	273,859
316,819	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	195,774
155,563	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	145,704
803,100	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	660,565
809,325	7.000%, 10/25/2037, Ser. 2007-24, Class A10	477,308
	Countrywide Home Loans, Inc.
292,026	5.750%, 4/25/2037, Ser. 2007-3, Class A27	229,148
	Credit Suisse First Boston Mortgage Securities Corporation
24,006	5.250%, 10/25/2035, Ser. 2005-9, Class 1A3	23,380
	Credit Suisse Mortgage Trust
2,036,553	3.850%, 9/25/2057, Ser. 2018-RPL9, Class A1[b,h]	2,059,212
	Deutsche Alt-A Securities Mortgage Loan Trust
196,263	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	175,288
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
31,245	5.500%, 11/25/2035, Ser. 2005-5, Class 1A4[b]	32,482
	Ellington Financial Mortgage Trust
1,453,817	4.140%, 10/25/2058, Ser. 2018-1, Class A1FXb,h	1,452,477
	Federal Home Loan Mortgage Corporation
1,364,721	4.000%, 7/15/2031, Ser. 4104, Class KIk	150,556
903,025	3.000%, 2/15/2033, Ser. 4170, Class IGk	99,545
	Federal National Mortgage Association
1,723,715	3.500%, 1/25/2033, Ser. 2012-150, Class YIk	216,028
	Galton Funding Mortgage Trust 2017-1
1,888,154	4.500%, 10/25/2058, Ser. 2018-2, Class A41[b,h]	1,914,876
	GS Mortgage-Backed Securities Trust
1,980,021	3.750%, 10/25/2057, Ser. 2018-RPL1, Class A1Ah	1,986,741
	Impac Secured Assets Trust
1,514,863	2.746%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	1,260,654
	J.P. Morgan Alternative Loan Trust
95,762	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	81,476
	J.P. Morgan Mortgage Trust
415,293	4.196%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	357,988
871,794	2.886%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	446,723

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Collateralized Mortgage Obligations (0.4%) - continued
$999,727	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	$553,487
	MASTR Alternative Loans Trust
212,499	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	213,838
512,445	2.956%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	233,954
	Merrill Lynch Alternative Note Asset Trust
216,814	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	166,214
	Mill City Mortgage Loan Trust
1,505,149	3.500%, 8/25/2058, Ser. 2018-3, Class A1[b,h]	1,492,633
	RCO Mortgage, LLC
1,746,874	4.270%, 12/26/2053, Ser. 2018-VFS1, Class A1[b,h]	1,755,875
	Residential Accredit Loans, Inc. Trust
41,053	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	39,433
	Residential Funding Mortgage Security I Trust
43,568	6.000%, 7/25/2037, Ser. 2007-S7, Class A20	40,309
	Sequoia Mortgage Trust
441,421	3.931%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	358,516
	Structured Adjustable Rate Mortgage Loan Trust
52,804	4.267%, 9/25/2035, Ser. 2005-18, Class 1A1[b]	41,774
	Structured Asset Mortgage Investments, Inc.
80,092	2.816%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	76,851
	Verus Securitization Trust
565,381	2.853%, 1/25/2047, Ser. 2017-1A, Class A1[b,h]	560,270
863,485	2.485%, 7/25/2047, Ser. 2017-2A, Class A1[b,h]	850,549
	WaMu Mortgage Pass Through Certificates
114,955	3.880%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	107,579
279,874	3.881%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	268,969
1,079,427	3.117%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	970,349
73,835	2.897%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	69,169
	Wells Fargo Mortgage Backed Securities Trust
25,226	4.608%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	25,599
20,003	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	19,637

	Total	23,777,759

Commercial Mortgage-Backed Securities (0.8%)
	BANK 2018-BNK13
2,300,000	4.217%, 8/15/2061, Ser. 2018-BN13, Class A5	2,382,101
	Benchmark Mortgage Trust
2,600,000	4.208%, 7/15/2051, Ser. 2018-B5, Class A4	2,701,482
	CSAIL Commercial Mortgage Trust
1,900,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	1,899,408
	Federal Home Loan Mortgage Corporation - REMIC
7,500,000	3.859%, 11/25/2028, Ser. K086, Class A2[b]	7,797,247
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,200,000	3.900%, 4/25/2028, Ser. K076, Class A2[l]	1,252,394
3,150,000	3.900%, 8/25/2028, Ser. K081, Class A2[b,l]	3,284,501
	Federal National Mortgage Association
2,000,000	3.640%, 6/1/2028	2,055,046
2,084,171	3.730%, 6/1/2028	2,159,161
850,000	3.710%, 7/1/2028	870,526
	Federal National Mortgage Association - ACES
1,200,000	2.485%, 12/25/2026, Ser. 2017-M3, Class A2[b]	1,133,343
1,800,000	2.785%, 2/25/2027, Ser. 2017-M2, Class A2[b]	1,737,619
2,375,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	2,311,552
1,850,000	3.052%, 3/25/2028, Ser. 2018-M7, Class A2[b]	1,800,512
	Federal National Mortgage Association Grantor Trust
2,396,998	2.898%, 6/25/2027, Ser. 2017-T1, Class Al	2,288,151
	GS Mortgage Securities Trust
1,250,000	3.801%, 1/10/2047, Ser. 2014-GC18, Class A3	1,270,130
2,450,000	3.666%, 9/10/2047, Ser. 2014-GC24, Class A4	2,480,507
975,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	958,547
	Morgan Stanley Bank of America Merrill Lynch Trust
1,425,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	1,409,531
	Morgan Stanley Capital I, Inc.
2,800,000	4.177%, 7/15/2051, Ser. 2018-H3, Class A5	2,888,769
	UBS Commercial Mortgage Trust
1,337,360	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	1,345,179
2,000,000	4.241%, 6/15/2051, Ser. 2018-C11, Class A5[b]	2,078,263
	WFRBS Commercial Mortgage Trust
1,193,248	2.870%, 11/15/2045, Ser. 2012-C9, Class A3	1,183,217

	Total	47,287,186

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Communications Services (0.7%)
	21st Century Fox America, Inc.
$460,000	6.900%, 3/1/2019	$462,639
900,000	6.400%, 12/15/2035	1,123,897
	AMC Networks, Inc.
690,000	5.000%, 4/1/2024	653,775
	America Movil SAB de CV
298,000	5.000%, 10/16/2019	301,908
	American Tower Corporation
10,000	2.800%, 6/1/2020	9,922
560,000	3.300%, 2/15/2021	556,769
	AT&T, Inc.
7,000	5.200%, 3/15/2020	7,151
165,000	3.733%, (LIBOR 3M + 0.930%), 6/30/2020[b]	164,850
350,000	3.800%, 3/1/2024	346,445
368,000	4.100%, 2/15/2028	353,999
281,000	4.300%, 2/15/2030	265,721
480,000	5.250%, 3/1/2037	471,859
700,000	4.900%, 8/15/2037	653,358
336,000	6.350%, 3/15/2040	360,685
355,000	5.550%, 8/15/2041	348,461
275,000	4.750%, 5/15/2046	244,756
580,000	5.450%, 3/1/2047	567,195
	British Sky Broadcasting Group plc
455,000	3.125%, 11/26/2022[h]	448,900
	British Telecommunications plc
700,000	4.500%, 12/4/2023	709,440
	CCO Holdings, LLC
900,000	5.875%, 4/1/2024[h]	895,500
	CCOH Safari, LLC
30,000	5.750%, 2/15/2026[h]	29,400
	CenturyLink, Inc.
810,000	6.450%, 6/15/2021	807,975
	Charter Communications Operating, LLC
217,000	6.834%, 10/23/2055	220,945
300,000	4.500%, 2/1/2024	299,524
595,000	4.200%, 3/15/2028	557,501
1,410,000	6.484%, 10/23/2045	1,455,252
	Clear Channel Worldwide Holdings, Inc.
800,000	6.500%, 11/15/2022	800,000
	Comcast Corporation
625,000	4.950%, 10/15/2058	636,387
370,000	4.049%, 11/1/2052	332,586
14,000	1.625%, 1/15/2022	13,398
360,000	2.750%, 3/1/2023	350,358
185,000	3.038%, (LIBOR 3M + 0.630%), 4/15/2024[b]	180,757
420,000	3.950%, 10/15/2025	425,164
725,000	4.250%, 10/15/2030	733,718
960,000	4.400%, 8/15/2035	929,654
490,000	4.750%, 3/1/2044	491,420
250,000	4.600%, 8/15/2045	243,911
	Cox Communications, Inc.
600,000	3.350%, 9/15/2026[h]	553,849
240,000	4.600%, 8/15/2047[h]	216,188
	Crown Castle International Corporation
526,000	3.400%, 2/15/2021	525,799
931,000	5.250%, 1/15/2023	966,720
480,000	3.200%, 9/1/2024	454,295
	CSC Holdings, LLC
105,000	5.500%, 4/15/2027[h]	97,650
	Digicel, Ltd.
1,351,748	6.000%, 4/15/2021[f,h]	1,213,194
	Discovery Communications, LLC
600,000	4.900%, 3/11/2026	604,698
950,000	5.000%, 9/20/2037	882,113
	Gray Television, Inc.
735,000	5.875%, 7/15/2026[h]	685,240
	Intelsat Jackson Holdings SA
420,000	8.500%, 10/15/2024[h]	407,400
	Level 3 Communications, Inc.
920,000	5.375%, 1/15/2024	876,300
	Level 3 Financing, Inc.
335,000	5.375%, 5/1/2025	314,062
30,000	5.250%, 3/15/2026	27,450
	Meredith Corporation
30,000	6.875%, 2/1/2026[h]	29,325
	Moody’s Corporation
315,000	2.750%, 12/15/2021	308,905
	Neptune Finco Corporation
798,000	10.875%, 10/15/2025[h]	896,090
	Netflix, Inc.
875,000	4.875%, 4/15/2028	798,437
	Nexstar Escrow Corporation
340,000	5.625%, 8/1/2024[h]	317,900
	Omnicom Group, Inc.
224,000	3.600%, 4/15/2026	212,080
	SES Global Americas Holdings GP
365,000	2.500%, 3/25/2019[h]	364,125
	Sprint Communications, Inc.
615,000	6.000%, 11/15/2022	603,518
	Sprint Corporation
695,000	7.625%, 2/15/2025	695,000
	Telecom Italia SPA
590,000	5.303%, 5/30/2024[h]	560,500
	Telefonica Emisiones SAU
575,000	4.665%, 3/6/2038	520,701
	Time Warner Entertainment Company, LP
459,000	8.375%, 3/15/2023	523,611
	Verizon Communications, Inc.
625,000	3.500%, 11/1/2021	631,667
1,008,000	5.150%, 9/15/2023	1,073,421
874,000	3.376%, 2/15/2025	847,952
245,000	3.716%, (LIBOR 3M + 1.100%), 5/15/2025[b]	237,559
319,000	4.272%, 1/15/2036	298,863
960,000	4.862%, 8/21/2046	944,713
748,000	4.522%, 9/15/2048	701,731
	Viacom, Inc.
249,000	4.250%, 9/1/2023	248,013
480,000	6.875%, 4/30/2036	515,589
336,000	5.850%, 9/1/2043	328,780
	Virgin Media Secured Finance plc
775,000	5.250%, 1/15/2026[h]	710,094
	Windstream Services, LLC
620,000	8.625%, 10/31/2025[h]	551,800

	Total	38,200,512

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Consumer Cyclical (0.5%)
	Allison Transmission, Inc.
$45,000	5.000%, 10/1/2024[h]	$43,200
	Amazon.com, Inc.
300,000	3.150%, 8/22/2027	289,631
600,000	3.875%, 8/22/2037	583,253
360,000	4.050%, 8/22/2047	352,276
	American Honda Finance Corporation
520,000	2.000%, 2/14/2020	513,876
	Aptiv plc
560,000	3.150%, 11/19/2020	555,803
	BMW U.S. Capital, LLC
15,000	1.500%, 4/11/2019[h]	14,942
	Brookfield Residential Properties, Inc.
60,000	6.125%, 7/1/2022[h]	56,700
	Cinemark USA, Inc.
1,161,000	4.875%, 6/1/2023	1,114,560
	D.R. Horton, Inc.
534,000	2.550%, 12/1/2020	521,044
	Daimler Finance North America, LLC
448,000	3.140%, (LIBOR 3M + 0.620%), 10/30/2019[b,h]	448,467
425,000	3.132%, (LIBOR 3M + 0.550%), 5/4/2021[b,h]	421,215
	Delphi Jersey Holdings plc
825,000	5.000%, 10/1/2025[h]	694,435
	Ford Motor Credit Company, LLC
450,000	2.943%, 1/8/2019	450,001
444,000	2.262%, 3/28/2019	442,726
14,000	2.597%, 11/4/2019	13,846
224,000	2.459%, 3/27/2020	219,252
168,000	3.200%, 1/15/2021	162,781
10,000	3.336%, 3/18/2021	9,703
170,000	4.083%, (LIBOR 3M + 1.270%), 3/28/2022[b]	162,440
650,000	2.979%, 8/3/2022	599,593
	General Motors Company
625,000	3.667%, (LIBOR 3M + 0.900%), 9/10/2021[b]	607,674
825,000	5.000%, 10/1/2028	782,165
	General Motors Financial Company, Inc.
10,000	2.650%, 4/13/2020	9,844
185,000	3.366%, (LIBOR 3M + 0.930%), 4/13/2020[b]	183,843
224,000	4.200%, 3/1/2021	223,853
515,000	3.258%, (LIBOR 3M + 0.850%), 4/9/2021[b]	503,279
10,000	4.375%, 9/25/2021	10,041
531,000	3.150%, 6/30/2022	506,171
224,000	3.950%, 4/13/2024	212,720
385,000	4.300%, 7/13/2025	364,886
	Home Depot, Inc.
10,000	2.625%, 6/1/2022	9,895
575,000	5.400%, 9/15/2040	659,288
336,000	4.250%, 4/1/2046	335,333
590,000	3.900%, 6/15/2047	557,455
	Hyundai Capital America
517,000	2.550%, 4/3/2020[h]	510,397
6,000	2.750%, 9/18/2020[h]	5,907
336,000	3.000%, 10/30/2020[h]	332,129
	Jaguar Land Rover Automotive plc
630,000	5.625%, 2/1/2023[f,h]	584,325
	KB Home
532,000	4.750%, 5/15/2019	530,670
	L Brands, Inc.
630,000	5.625%, 2/15/2022	627,638
29,000	6.694%, 1/15/2027	26,970
	Landry’s, Inc.
695,000	6.750%, 10/15/2024[h]	655,038
	Lear Corporation
485,000	5.250%, 1/15/2025	498,358
	Lennar Corporation
9,000	2.950%, 11/29/2020	8,720
350,000	4.125%, 1/15/2022	336,000
50,000	4.750%, 11/15/2022	48,500
1,000,000	4.875%, 12/15/2023	960,000
365,000	4.500%, 4/30/2024	344,925
	Live Nation Entertainment, Inc.
200,000	5.375%, 6/15/2022[h]	198,500
380,000	4.875%, 11/1/2024[h]	361,000
405,000	5.625%, 3/15/2026[h]	395,888
	Macy’s Retail Holdings, Inc.
720,000	2.875%, 2/15/2023[f]	666,622
	Mastercard, Inc.
700,000	3.950%, 2/26/2048	696,250
	McDonald’s Corporation
335,000	2.750%, 12/9/2020	332,608
462,000	2.625%, 1/15/2022	451,765
575,000	4.450%, 3/1/2047	550,521
	MGM Resorts International
945,000	6.000%, 3/15/2023	949,725
30,000	5.750%, 6/15/2025	28,950
	Navistar International Corporation
825,000	6.625%, 11/1/2025[h]	796,125
	New Red Finance, Inc.
785,000	4.250%, 5/15/2024[h]	722,836
	Nissan Motor Acceptance Corporation
11,000	2.000%, 3/8/2019[h]	10,970
360,000	2.150%, 9/28/2020[h]	349,760
	Prime Security Services Borrower, LLC
868,000	9.250%, 5/15/2023[h]	895,125
	Ralph Lauren Corporation
10,000	2.625%, 8/18/2020	9,891
	Royal Caribbean Cruises, Ltd.
51,748	5.250%, 11/15/2022	54,353
	Six Flags Entertainment Corporation
760,000	4.875%, 7/31/2024[h]	716,300
	Visa, Inc.
10,000	2.200%, 12/14/2020	9,889
	VOC Escrow, Ltd.
775,000	5.000%, 2/15/2028[h]	714,938
	Volkswagen Group of America Finance, LLC
860,000	4.250%, 11/13/2023[h]	852,897
575,000	4.750%, 11/13/2028[h]	557,224
	Yum! Brands, Inc.
55,000	5.000%, 6/1/2024[h]	53,075

	Total	28,480,980

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Consumer Non-Cyclical (0.8%)
	Abbott Laboratories
$610,000	2.900%, 11/30/2021	$603,935
14,000	2.550%, 3/15/2022	13,638
204,000	3.400%, 11/30/2023	203,364
941,000	4.750%, 11/30/2036	982,559
475,000	4.900%, 11/30/2046	499,295
	AbbVie, Inc.
809,000	2.500%, 5/14/2020	801,206
7,000	2.900%, 11/6/2022	6,811
540,000	3.600%, 5/14/2025	518,187
240,000	4.700%, 5/14/2045	218,538
	Albertsons Companies, LLC
40,000	6.625%, 6/15/2024	37,100
	Altria Group, Inc.
224,000	2.850%, 8/9/2022	215,024
280,000	2.625%, 9/16/2026	244,722
	Amgen, Inc.
708,000	2.200%, 5/11/2020	698,970
224,000	2.700%, 5/1/2022	219,337
13,000	2.650%, 5/11/2022	12,702
300,000	3.125%, 5/1/2025	287,167
	Anheuser-Busch Companies, LLC
1,034,000	3.650%, 2/1/2026[h]	977,378
896,000	4.700%, 2/1/2036[h]	834,348
	Anheuser-Busch InBev Finance, Inc.
255,000	3.819%, (LIBOR 3M + 1.260%), 2/1/2021[b]	256,396
7,000	3.300%, 2/1/2023	6,816
	Anheuser-Busch InBev Worldwide, Inc.
1,150,000	4.750%, 4/15/2058	1,002,564
350,000	3.165%, (LIBOR 3M + 0.740%), 1/12/2024[b]	339,745
575,000	4.375%, 4/15/2038	513,581
575,000	4.600%, 4/15/2048	516,186
	Anthem, Inc.
590,000	4.625%, 5/15/2042	569,408
	BAT Capital Corporation
240,000	2.297%, 8/14/2020	234,281
360,000	3.222%, 8/15/2024	331,546
480,000	4.540%, 8/15/2047	382,590
	Baxalta, Inc.
246,000	4.000%, 6/23/2025	240,611
	Bayer U.S. Finance II, LLC
580,000	4.250%, 12/15/2025[h]	564,754
600,000	4.875%, 6/25/2048[h]	539,952
	Becton, Dickinson and Company
14,000	3.125%, 11/8/2021	13,807
516,000	3.734%, 12/15/2024	498,414
750,000	3.700%, 6/6/2027	709,033
354,000	4.669%, 6/6/2047	333,406
	Boston Scientific Corporation
205,000	6.000%, 1/15/2020	210,156
325,000	3.850%, 5/15/2025	319,860
425,000	4.000%, 3/1/2028	412,763
336,000	7.375%, 1/15/2040	439,446
	Bunge, Ltd. Finance Corporation
190,000	3.500%, 11/24/2020	189,503
	Celgene Corporation
945,000	2.875%, 8/15/2020	938,296
	Church & Dwight Company, Inc.
140,000	2.450%, 12/15/2019	138,725
	Cigna Corporation
120,000	3.326%, (LIBOR 3M + 0.890%), 7/15/2023[b,h]	118,171
480,000	4.125%, 11/15/2025[h]	479,547
950,000	3.050%, 10/15/2027	869,511
590,000	4.800%, 8/15/2038[h]	585,043
	Clorox Company
720,000	3.100%, 10/1/2027	684,096
	Conagra Brands, Inc.
385,000	3.800%, 10/22/2021	385,119
455,000	4.300%, 5/1/2024	452,222
	Constellation Brands, Inc.
470,000	3.600%, 2/15/2028	433,098
	CVS Caremark Corporation
110,000	4.000%, 12/5/2023	110,307
	CVS Health Corporation
118,000	3.350%, 3/9/2021	117,606
7,000	2.750%, 12/1/2022	6,737
236,000	3.700%, 3/9/2023	233,460
580,000	4.100%, 3/25/2025	574,910
1,440,000	4.875%, 7/20/2035	1,393,067
1,040,000	4.780%, 3/25/2038	997,673
580,000	5.050%, 3/25/2048	564,863
	EMD Finance, LLC
280,000	2.950%, 3/19/2022[h]	275,854
	Energizer Holdings, Inc.
820,000	5.500%, 6/15/2025[h]	740,050
	Express Scripts Holding Company
7,000	4.750%, 11/15/2021	7,200
224,000	3.000%, 7/15/2023	215,581
740,000	4.800%, 7/15/2046	710,354
	Forest Laboratories, LLC
130,000	4.875%, 2/15/2021[h]	133,152
	Grupo Bimbo SAB de CV
370,000	4.700%, 11/10/2047[h]	332,837
	HCA, Inc.
26,748	4.750%, 5/1/2023	26,347
585,000	5.250%, 6/15/2026	580,613
300,000	4.500%, 2/15/2027	283,500
	Imperial Tobacco Finance plc
450,000	2.950%, 7/21/2020[h]	443,207
	JBS USA, LLC
725,000	5.750%, 6/15/2025[h]	692,375
	Kellogg Company
650,000	3.250%, 5/14/2021	643,715
	Kimberly-Clark Corporation
600,000	3.900%, 5/4/2047	578,221
	Kraft Foods Group, Inc.
448,000	5.000%, 6/4/2042	401,099
	Kraft Heinz Foods Company
750,000	3.375%, 6/15/2021	748,164
	Kroger Company
300,000	2.800%, 8/1/2022	292,357
	Laboratory Corporation of America Holdings
165,000	2.625%, 2/1/2020	163,835
	Maple Escrow Subsidiary, Inc.
470,000	3.551%, 5/25/2021[h]	469,270
	Mead Johnson Nutrition Company
210,000	3.000%, 11/15/2020	209,345

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Consumer Non-Cyclical (0.8%) - continued
	Medtronic Global Holdings SCA
$14,000	1.700%, 3/28/2019	$13,964
	Medtronic, Inc.
1,720,000	4.375%, 3/15/2035	1,762,812
235,000	4.625%, 3/15/2045	246,720
	Merck & Company, Inc.
175,000	2.990%, (LIBOR 3M + 0.375%), 2/10/2020[b]	175,110
88,000	3.700%, 2/10/2045	84,641
	Mondelez International Holdings Netherlands BV
515,000	2.000%, 10/28/2021[h]	493,417
	Mondelez International, Inc.
247,000	3.061%, (LIBOR 3M + 0.520%), 2/1/2019[b]	247,003
	Mylan NV
228,000	5.250%, 6/15/2046	192,350
	Mylan, Inc.
120,000	3.125%, 1/15/2023[h]	112,521
420,000	4.550%, 4/15/2028[h]	391,678
	Nestle Holdings, Inc.
1,150,000	3.900%, 9/24/2038[h]	1,116,739
	PepsiCo, Inc.
450,000	2.850%, 2/24/2026	430,425
	Pernod Ricard SA
5,000	5.750%, 4/7/2021[h]	5,240
	Perrigo Finance Unlimited Company
600,000	4.900%, 12/15/2044	496,935
	Post Holdings, Inc.
760,000	5.500%, 3/1/2025[h]	729,456
	Reynolds American, Inc.
6,000	3.250%, 6/12/2020	5,962
672,000	5.700%, 8/15/2035	656,774
	Roche Holdings, Inc.
336,000	4.000%, 11/28/2044[h]	340,543
	Shire Acquisitions Investments Ireland Designated Activity Company
702,000	2.400%, 9/23/2021	678,793
	Simmons Foods, Inc.
810,000	5.750%, 11/1/2024[h]	575,100
	Smithfield Foods, Inc.
566,000	2.700%, 1/31/2020[h]	558,273
350,000	2.650%, 10/3/2021[h]	334,482
	Tenet Healthcare Corporation
855,000	8.125%, 4/1/2022	857,138
	Teva Pharmaceutical Finance Netherlands III BV
10,000	2.200%, 7/21/2021	9,192
	Thermo Fisher Scientific, Inc.
168,000	3.000%, 4/15/2023	163,435
	TreeHouse Foods, Inc.
490,000	4.875%, 3/15/2022	481,425
	Tyson Foods, Inc.
236,000	3.550%, 6/2/2027	219,910
	UnitedHealth Group, Inc.
100,000	3.350%, 7/15/2022	100,453
600,000	2.950%, 10/15/2027	567,183
1,010,000	4.625%, 7/15/2035	1,073,157
	VRX Escrow Corporation
1,495,000	6.125%, 4/15/2025[h]	1,304,388
	Zimmer Biomet Holdings, Inc.
730,000	3.554%, (LIBOR 3M + 0.750%), 3/19/2021[b]	723,164
	Zoetis, Inc.
9,000	3.450%, 11/13/2020	9,023
768,000	4.700%, 2/1/2043	779,688

	Total	48,965,720

Energy (0.7%)
	Alliance Resource Operating Partners, LP
765,000	7.500%, 5/1/2025[h]	766,912
	Anadarko Petroleum Corporation
10,000	8.700%, 3/15/2019	10,103
566,000	4.850%, 3/15/2021	579,497
580,000	5.550%, 3/15/2026	607,730
	Antero Resources Corporation
275,000	5.125%, 12/1/2022	258,500
500,000	5.625%, 6/1/2023	475,000
	BP Capital Markets America, Inc.
120,000	3.119%, 5/4/2026	114,241
	BP Capital Markets plc
7,000	2.315%, 2/13/2020	6,939
665,000	3.535%, 11/4/2024	658,771
840,000	3.279%, 9/19/2027	799,986
	Canadian Natural Resources, Ltd.
585,000	3.450%, 11/15/2021	580,762
192,000	6.250%, 3/15/2038	210,821
	Canadian Oil Sands, Ltd.
315,000	9.400%, 9/1/2021[h]	351,300
	Cheniere Corpus Christi Holdings, LLC
715,000	7.000%, 6/30/2024	754,325
685,000	5.875%, 3/31/2025	681,575
	Cheniere Energy Partners, LP
995,000	5.625%, 10/1/2026[h]	930,325
	Chesapeake Energy Corporation
410,000	7.000%, 10/1/2024[f]	354,650
	ConocoPhillips
590,000	6.500%, 2/1/2039	733,541
	Continental Resources, Inc.
481,000	5.000%, 9/15/2022	477,563
600,000	4.375%, 1/15/2028	564,780
	Crestwood Midstream Partners, LP
40,000	6.250%, 4/1/2023	38,500
	Dominion Gas Holdings, LLC
625,000	2.500%, 12/15/2019	620,357
	El Paso Pipeline Partners Operating Company, LLC
355,000	4.300%, 5/1/2024	354,995
	Enbridge Energy Partners, LP
595,000	5.875%, 10/15/2025	644,919
	Enbridge, Inc.
400,000	2.900%, 7/15/2022	387,086
	Encana Corporation
109,000	3.900%, 11/15/2021	109,088
	Energy Transfer Partners, LP
265,000	4.900%, 3/15/2035	237,575
250,000	5.150%, 2/1/2043	216,885
	Energy Transfer Equity, LP
725,000	5.500%, 6/1/2027	706,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Energy (0.7%) - continued
	Energy Transfer Operating, LP
$200,000	4.200%, 9/15/2023	$197,096
600,000	6.000%, 6/15/2048	584,989
	Eni SPA
625,000	4.000%, 9/12/2023[h]	615,376
	EnLink Midstream Partners, LP
225,000	4.150%, 6/1/2025	202,933
168,000	4.850%, 7/15/2026	151,570
	Enterprise Products Operating, LLC
172,000	5.100%, 2/15/2045	172,842
	EQM Midstream Partners LP
590,000	4.750%, 7/15/2023	587,236
	EQT Corporation
128,000	8.125%, 6/1/2019	130,172
250,000	4.875%, 11/15/2021	254,768
600,000	3.900%, 10/1/2027	517,539
	Exxon Mobil Corporation
10,000	1.708%, 3/1/2019	9,982
180,000	4.114%, 3/1/2046	183,392
	Hess Corporation
900,000	3.500%, 7/15/2024	846,655
355,000	6.000%, 1/15/2040	325,727
	Kinder Morgan Energy Partners, LP
340,000	3.500%, 3/1/2021	339,133
14,000	3.450%, 2/15/2023	13,665
585,000	6.500%, 9/1/2039	624,456
	Kinder Morgan, Inc.
530,000	6.500%, 9/15/2020	555,149
	Magellan Midstream Partners, LP
315,000	5.000%, 3/1/2026	329,414
	Marathon Oil Corporation
342,000	2.700%, 6/1/2020	336,896
830,000	6.600%, 10/1/2037	931,180
	Marathon Petroleum Corporation
175,000	3.400%, 12/15/2020	174,911
708,000	4.750%, 12/15/2023[h]	726,429
480,000	6.500%, 3/1/2041	518,348
	MEG Energy Corporation
3,000	6.375%, 1/30/2023[h]	2,835
	MPLX, LP
10,000	4.500%, 7/15/2023	10,100
708,000	4.875%, 6/1/2025	713,875
350,000	4.125%, 3/1/2027	333,418
	Nabors Industries, Inc.
410,000	5.750%, 2/1/2025	310,515
	Newfield Exploration Company
850,000	5.625%, 7/1/2024	860,625
	ONEOK Partners, LP
355,000	3.800%, 3/15/2020	355,596
	Parsley Energy, LLC
350,000	5.625%, 10/15/2027[h]	318,062
	PBF Holding Company, LLC
620,000	7.250%, 6/15/2025	582,800
	Petroleos Mexicanos
449,000	6.000%, 3/5/2020	457,194
10,000	6.375%, 2/4/2021	10,110
136,500	2.378%, 4/15/2025	134,749
295,000	6.750%, 9/21/2047	243,933
	Phillips 66
480,000	3.900%, 3/15/2028	463,951
	Pioneer Natural Resources Company
225,000	4.450%, 1/15/2026	227,274
	Plains All American Pipeline, LP
550,000	5.000%, 2/1/2021	559,380
	Regency Energy Partners, LP
448,000	5.875%, 3/1/2022	466,112
720,000	5.000%, 10/1/2022	734,750
	Sabine Pass Liquefaction, LLC
351,000	6.250%, 3/15/2022	369,058
426,000	5.625%, 4/15/2023	448,801
480,000	5.750%, 5/15/2024	503,091
725,000	5.625%, 3/1/2025	753,178
	Schlumberger Holdings Corporation
10,000	3.000%, 12/21/2020[h]	9,911
580,000	4.000%, 12/21/2025[h]	572,753
	Shell International Finance BV
165,000	3.068%, (LIBOR 3M + 0.450%), 5/11/2020[b]	165,221
	Southwestern Energy Company
785,000	7.500%, 4/1/2026	741,825
	SRC Energy, Inc.
815,000	6.250%, 12/1/2025	676,450
	Suncor Energy, Inc.
270,000	3.600%, 12/1/2024	264,067
	Sunoco Logistics Partners
	Operations, LP
10,000	4.400%, 4/1/2021	10,111
	Sunoco, LP
290,000	5.500%, 2/15/2026	274,775
435,000	5.875%, 3/15/2028	406,890
	Tallgrass Energy Partners, LP
1,180,000	5.500%, 1/15/2028[h]	1,132,800
	Transocean, Inc.
1,000,000	7.250%, 11/1/2025[h]	872,500
	W&T Offshore, Inc.
395,000	9.750%, 11/1/2023[h]	345,625
	Weatherford International, Ltd.
211,000	4.500%, 4/15/2022	123,435
510,000	8.250%, 6/15/2023[f]	307,275
	Western Gas Partners, LP
472,000	4.000%, 7/1/2022	467,935
240,000	4.500%, 3/1/2028	224,463
	Williams Companies, Inc.
600,000	7.500%, 1/15/2031	716,693
	Williams Partners, LP
294,000	4.000%, 11/15/2021	295,131
165,000	3.600%, 3/15/2022	161,994
300,000	4.500%, 11/15/2023	301,562
475,000	6.300%, 4/15/2040	503,941
	Woodside Finance, Ltd.
600,000	3.650%, 3/5/2025[h]	570,141
240,000	3.700%, 3/15/2028[h]	222,118
	WPX Energy, Inc.
535,000	5.750%, 6/1/2026	484,175

	Total	41,274,657

Financials (1.9%)
	ABN AMRO Bank NV
450,000	4.750%, 7/28/2025[h]	447,724
	ACE INA Holdings, Inc.
10,000	2.875%, 11/3/2022	9,915

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Financials (1.9%) - continued
$335,000	4.350%, 11/3/2045	$345,363
	AerCap Ireland Capital, Ltd.
220,000	3.750%, 5/15/2019	219,984
224,000	4.625%, 10/30/2020	225,520
600,000	5.000%, 10/1/2021	609,408
420,000	3.500%, 1/15/2025	383,356
	Air Lease Corporation
590,000	3.375%, 1/15/2019	589,947
491,000	2.500%, 3/1/2021	478,641
	Aircastle, Ltd.
700,000	5.000%, 4/1/2023	702,711
	Ally Financial, Inc.
440,000	3.750%, 11/18/2019	438,350
475,000	4.125%, 3/30/2020	469,994
	American Express Company
363,000	2.200%, 10/30/2020	356,380
	American Express Credit Corporation
350,000	3.351%, (LIBOR 3M + 0.550%), 3/18/2019[b]	350,197
720,000	1.875%, 5/3/2019	717,344
7,000	2.912%, (LIBOR 3M + 0.330%), 5/3/2019[b]	7,000
857,000	2.200%, 3/3/2020	847,722
10,000	3.828%, (LIBOR 3M + 1.050%), 9/14/2020[b]	10,067
	American International Group, Inc.
150,000	3.300%, 3/1/2021	149,486
336,000	4.125%, 2/15/2024	337,352
720,000	3.750%, 7/10/2025	689,695
650,000	3.900%, 4/1/2026	626,224
	Ares Capital Corporation
940,000	3.875%, 1/15/2020	941,877
	ASP AMC Merger Sub, Inc.
850,000	8.000%, 5/15/2025[h]	450,500
	Athene Global Funding
6,000	4.000%, 1/25/2022[h]	6,061
	AvalonBay Communities, Inc.
500,000	3.500%, 11/15/2025	493,242
	Aviation Capital Group, LLC
485,000	2.875%, 1/20/2022[h]	469,276
	Banco Santander SA
800,000	6.375%, 5/19/2019[b,j]	764,229
600,000	3.545%, (LIBOR 3M + 1.120%), 4/12/2023[b]	588,351
	Bank of America Corporation
295,000	3.266%, (LIBOR 3M + 0.870%), 4/1/2019[b]	295,434
306,000	2.369%, 7/21/2021[b]	300,516
360,000	2.328%, 10/1/2021[b]	352,963
5,000	2.738%, 1/23/2022[b]	4,924
450,000	3.499%, 5/17/2022[b]	450,051
595,000	3.300%, 1/11/2023	585,958
475,000	2.881%, 4/24/2023[b]	461,960
10,000	3.550%, 3/5/2024[b]	9,879
448,000	4.000%, 4/1/2024	450,451
1,320,000	4.000%, 1/22/2025	1,286,407
600,000	3.093%, 10/1/2025[b]	568,870
336,000	3.500%, 4/19/2026	323,612
720,000	4.183%, 11/25/2027	692,436
500,000	3.824%, 1/20/2028[b]	485,310
561,000	5.875%, 2/7/2042	652,452
	Bank of Montreal
8,000	1.500%, 7/18/2019	7,940
465,000	2.896%, (LIBOR 3M + 0.460%), 4/13/2021[b]	462,215
	Bank of New York Mellon Corporation
560,000	2.500%, 4/15/2021	553,084
14,000	2.600%, 2/7/2022	13,732
	Bank of Nova Scotia
950,000	2.909%, (LIBOR 3M + 0.440%), 4/20/2021[b]	944,687
510,000	2.700%, 3/7/2022	498,849
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
120,000	2.850%, 9/8/2021[h]	118,351
	Barclays Bank plc
112,000	10.179%, 6/12/2021[h]	125,900
	Barclays plc
790,000	3.250%, 1/12/2021	773,645
725,000	4.610%, 2/15/2023[b]	718,851
448,000	3.650%, 3/16/2025	412,939
	BB&T Corporation
150,000	3.151%, (LIBOR 3M + 0.715%), 1/15/2020[b]	150,289
	BNP Paribas SA
550,000	4.375%, 3/1/2033[b,h]	515,155
	Boston Properties, LP
525,000	4.500%, 12/1/2028	537,113
	BPCE SA
300,000	3.000%, 5/22/2022[h]	289,782
840,000	3.500%, 10/23/2027[h]	763,205
	Capital One Financial Corporation
115,000	2.450%, 4/24/2019	114,815
419,000	2.500%, 5/12/2020	413,518
1,100,000	3.450%, 4/30/2021	1,097,703
466,000	3.050%, 3/9/2022	454,484
	Capital One NA
150,000	2.350%, 1/31/2020	148,081
	Cboe Global Markets, Inc.
275,000	1.950%, 6/28/2019	273,567
	CIT Group, Inc.
905,000	5.000%, 8/15/2022	892,556
	Citigroup, Inc.
245,000	3.180%, (LIBOR 3M + 0.770%), 4/8/2019[b]	245,209
14,000	2.450%, 1/10/2020	13,886
14,000	2.650%, 10/26/2020	13,811
450,000	2.700%, 3/30/2021	443,118
537,000	2.750%, 4/25/2022	520,650
244,000	4.050%, 7/30/2022	245,097
366,000	3.142%, 1/24/2023[b]	359,488
910,000	4.400%, 6/10/2025	890,952
448,000	3.200%, 10/21/2026	413,728
720,000	3.668%, 7/24/2028[b]	680,552
336,000	4.125%, 7/25/2028	315,509
600,000	3.520%, 10/27/2028[b]	559,880
700,000	3.878%, 1/24/2039[b]	629,178
348,000	4.650%, 7/23/2048	340,582
	Citizens Bank NA
485,000	2.200%, 5/26/2020	477,980
	CNA Financial Corporation
10,000	5.750%, 8/15/2021	10,553
	Comerica, Inc.
180,000	3.700%, 7/31/2023	179,889

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Financials (1.9%) - continued
	Commerzbank AG
$600,000	8.125%, 9/19/2023[h]	$658,164
	Commonwealth Bank of Australia
350,000	2.250%, 3/10/2020[h]	346,871
710,000	3.488%, (LIBOR 3M + 0.700%), 3/16/2023[b,h]	702,872
	Compass Bank
500,000	3.500%, 6/11/2021	498,587
	Cooperatieve Centrale Raiffeisen - Boerenleenbank BA
620,000	3.950%, 11/9/2022	617,945
1,416,000	4.625%, 12/1/2023	1,435,631
	Credit Agricole SA
290,000	3.236%, (LIBOR 3M + 0.800%), 4/15/2019[b,h]	290,407
807,000	3.375%, 1/10/2022[h]	793,757
	Credit Suisse AG
231,000	5.400%, 1/14/2020	234,548
	Credit Suisse Group AG
600,000	2.997%, 12/14/2023[b,h]	570,921
350,000	7.250%, 9/12/2025[b,h,j]	330,173
450,000	3.869%, 1/12/2029[b,h]	418,884
	Credit Suisse Group Funding Guernsey, Ltd.
21,000	3.800%, 9/15/2022	20,846
	Credit Suisse Group Funding, Ltd.
539,000	3.125%, 12/10/2020	533,620
448,000	3.750%, 3/26/2025	428,582
	Deutsche Bank AG
360,000	2.700%, 7/13/2020	350,093
675,000	3.375%, 5/12/2021	651,382
301,000	4.250%, 10/14/2021	294,291
700,000	4.875%, 12/1/2032[b]	544,278
	Digital Realty Trust LP
280,000	3.400%, 10/1/2020	279,055
	Discover Bank
514,000	8.700%, 11/18/2019	536,092
368,000	3.100%, 6/4/2020	365,425
600,000	4.682%, 8/9/2028[b]	587,160
	Duke Realty, LP
88,000	3.875%, 2/15/2021	88,729
264,000	4.375%, 6/15/2022	270,585
	ERP Operating, LP
90,000	3.375%, 6/1/2025	88,471
	European Investment Bank
445,000	1.875%, 3/15/2019	444,533
	Fidelity National Financial, Inc.
500,000	5.500%, 9/1/2022	528,875
	Fifth Third Bancorp
148,000	2.875%, 7/27/2020	147,084
145,000	2.875%, 10/1/2021	143,282
396,000	2.600%, 6/15/2022	385,189
	Five Corners Funding Trust
1,090,000	4.419%, 11/15/2023[h]	1,121,294
	GE Capital International Funding Company
2,790,000	4.418%, 11/15/2035	2,347,247
	Goldman Sachs Group, Inc.
1,294,000	5.375%, 3/15/2020	1,322,768
210,000	3.637%, (LIBOR 3M + 1.160%), 4/23/2020[b]	210,726
842,000	5.375%, 5/10/2020[b,j]	813,599
10,000	2.600%, 12/27/2020	9,811
1,460,000	5.250%, 7/27/2021	1,515,555
10,000	3.786%, (LIBOR 3M + 1.170%), 11/15/2021[b]	9,977
14,000	3.000%, 4/26/2022	13,558
729,000	2.876%, 10/31/2022[b]	707,979
472,000	2.908%, 6/5/2023[b]	453,093
825,000	3.691%, 6/5/2028[b]	767,157
1,090,000	4.750%, 10/21/2045	1,040,650
	Guardian Life Global Funding
10,000	2.000%, 4/26/2021[h]	9,745
	Hartford Financial Services Group, Inc.
919,000	5.125%, 4/15/2022	963,320
	HCP, Inc.
560,000	4.000%, 12/1/2022	559,154
176,000	3.400%, 2/1/2025	166,628
	Hospitality Properties Trust
10,000	4.250%, 2/15/2021	10,029
	HSBC Holdings plc
870,000	3.400%, 3/8/2021	867,424
464,000	6.875%, 6/1/2021[b,j]	476,876
350,000	2.650%, 1/5/2022	339,530
350,000	3.600%, 5/25/2023	347,980
425,000	3.900%, 5/25/2026	407,439
	HSBC USA, Inc.
625,000	2.350%, 3/5/2020	618,613
	Huntington Bancshares, Inc.
10,000	3.150%, 3/14/2021	9,955
	Icahn Enterprises, LP
345,000	6.750%, 2/1/2024	341,550
410,000	6.375%, 12/15/2025	394,625
	ING Groep NV
375,000	3.150%, 3/29/2022	368,698
525,000	4.100%, 10/2/2023	524,647
	International Lease Finance Corporation
14,000	4.625%, 4/15/2021	14,133
284,000	5.875%, 8/15/2022	297,463
	Intesa Sanpaolo SPA
350,000	3.125%, 7/14/2022[h]	323,598
	Iron Mountain, Inc.
846,748	6.000%, 8/15/2023	857,332
	J.P. Morgan Chase & Company
165,000	2.250%, 1/23/2020	163,338
509,000	3.418%, (LIBOR 3M + 0.680%), 6/1/2021[b]	505,905
265,000	2.295%, 8/15/2021	258,535
560,000	4.500%, 1/24/2022	576,991
496,000	2.972%, 1/15/2023	483,562
336,000	3.200%, 1/25/2023	331,086
10,000	2.776%, 4/25/2023[b]	9,696
575,000	2.700%, 5/18/2023	552,271
259,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	258,935
352,000	3.625%, 5/13/2024	349,630
690,000	3.125%, 1/23/2025	657,647
1,080,000	3.900%, 7/15/2025	1,070,677
360,000	3.300%, 4/1/2026	343,010
675,000	4.203%, 7/23/2029[b]	673,359
570,000	4.452%, 12/5/2029[b]	580,135
720,000	3.882%, 7/24/2038[b]	655,996

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Financials (1.9%) - continued
	J.P. Morgan Chase Bank NA
$400,000	3.086%, 4/26/2021[b]	$398,328
	KeyBank NA
365,000	2.350%, 3/8/2019	364,530
	KeyCorp
300,000	2.900%, 9/15/2020	297,974
	Kimco Realty Corporation
960,000	3.300%, 2/1/2025	915,388
	Kookmin Bank
375,000	1.625%, 8/1/2019[h]	370,937
	Liberty Mutual Group, Inc.
4,000	5.000%, 6/1/2021[h]	4,108
224,000	4.950%, 5/1/2022[h]	230,939
	Liberty Property, LP
618,000	3.750%, 4/1/2025	602,357
	Lincoln National Corporation
8,000	6.250%, 2/15/2020	8,256
	Lloyds Bank plc
475,000	3.079%, (LIBOR 3M + 0.490%), 5/7/2021[b]	470,212
	Lloyds Banking Group plc
600,000	2.907%, 11/7/2023[b]	567,335
	MassMutual Global Funding
400,000	2.750%, 6/22/2024[h]	383,340
	MetLife, Inc.
355,000	4.050%, 3/1/2045	329,068
	Mitsubishi UFJ Financial Group, Inc.
370,000	2.190%, 9/13/2021	357,162
7,000	2.998%, 2/22/2022	6,902
725,000	3.455%, 3/2/2023	720,508
600,000	3.287%, 7/25/2027	571,988
	Morgan Stanley
14,000	2.800%, 6/16/2020	13,907
224,000	5.550%, 7/15/2020[b,j]	217,392
690,000	2.500%, 4/21/2021	676,120
12,000	5.500%, 7/28/2021	12,566
560,000	2.625%, 11/17/2021	546,550
254,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[b]	253,167
537,000	2.750%, 5/19/2022	522,412
155,000	4.875%, 11/1/2022	159,718
485,000	3.125%, 1/23/2023	473,443
275,000	4.000%, 7/23/2025	271,422
540,000	4.350%, 9/8/2026	525,039
720,000	3.591%, 7/22/2028[b]	680,502
600,000	3.772%, 1/24/2029[b]	574,405
	MPT Operating Partnership, LP
725,000	6.375%, 3/1/2024	743,125
40,000	5.500%, 5/1/2024	39,800
	Nasdaq, Inc.
295,000	3.850%, 6/30/2026	284,060
	National City Corporation
610,000	6.875%, 5/15/2019	618,373
	New York Life Global Funding
354,000	2.300%, 6/10/2022[h]	341,208
	Nomura Holdings, Inc.
8,000	2.750%, 3/19/2019	7,993
	Park Aerospace Holdings, Ltd.
765,000	5.500%, 2/15/2024[h]	738,225
	PNC Bank NA
11,000	2.450%, 11/5/2020	10,863
	Prudential Financial, Inc.
145,000	2.350%, 8/15/2019	144,320
	Quicken Loans, Inc.
1,220,000	5.750%, 5/1/2025[h]	1,140,700
	Realty Income Corporation
10,000	5.750%, 1/15/2021	10,404
475,000	4.125%, 10/15/2026	477,991
	Regency Centers, LP
720,000	4.125%, 3/15/2028	711,313
	Regions Financial Corporation
346,000	3.200%, 2/8/2021	343,775
	Reinsurance Group of America, Inc.
477,000	5.000%, 6/1/2021	495,210
510,000	4.700%, 9/15/2023	532,144
	Reliance Standard Life Global Funding II
230,000	2.500%, 4/24/2019[h]	229,434
	Royal Bank of Canada
14,000	2.125%, 3/2/2020	13,854
	Royal Bank of Scotland Group plc
599,000	8.625%, 8/15/2021[b,j]	619,965
300,000	3.875%, 9/12/2023	287,588
780,000	5.125%, 5/28/2024	756,209
	Santander UK Group Holdings plc
380,000	2.875%, 10/16/2020	373,371
	Simon Property Group, LP
160,000	2.500%, 9/1/2020	158,242
15,000	2.500%, 7/15/2021	14,762
400,000	2.750%, 2/1/2023	387,724
448,000	4.250%, 11/30/2046	431,987
	SITE Centers Corporation
162,000	4.625%, 7/15/2022	166,328
	Skandinaviska Enskilda Banken AB
365,000	2.375%, 3/25/2019[h]	364,327
	Societe Generale SA
354,000	4.750%, 11/24/2025[h]	349,847
	Standard Chartered plc
848,000	2.100%, 8/19/2019[h]	840,565
	State Street Corporation
243,000	3.540%, (LIBOR 3M + 0.900%), 8/18/2020[b]	244,107
	Sumitomo Mitsui Financial Group, Inc.
12,000	2.934%, 3/9/2021	11,873
426,000	2.784%, 7/12/2022	415,077
360,000	3.102%, 1/17/2023	353,120
336,000	3.010%, 10/19/2026	315,344
	Sumitomo Mitsui Trust Bank, Ltd.
600,000	1.950%, 9/19/2019[h]	594,679
	SunTrust Banks, Inc.
475,000	2.250%, 1/31/2020	469,310
10,000	2.900%, 3/3/2021	9,913
	Svenska Handelsbanken AB
330,000	3.278%, (LIBOR 3M + 0.490%), 6/17/2019[b]	330,312
	Synchrony Financial
793,000	3.000%, 8/15/2019	787,777
145,000	3.812%, (LIBOR 3M + 1.230%), 2/3/2020[b]	144,890
155,000	4.250%, 8/15/2024	142,348
700,000	3.950%, 12/1/2027	589,929

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Financials (1.9%) - continued
	Toronto-Dominion Bank
$175,000	3.708%, (LIBOR 3M + 0.930%), 12/14/2020[b]	$176,528
	UBS Group Funding Jersey, Ltd.
336,000	4.125%, 9/24/2025[h]	333,851
	UBS Group Funding Switzerland AG
450,000	3.491%, 5/23/2023[h]	438,828
	USB Realty Corporation
140,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,h,j]	121,100
	Vantiv, LLC
790,000	4.375%, 11/15/2025[h]	722,763
	Ventas Realty, LP
500,000	3.100%, 1/15/2023	487,524
595,000	4.000%, 3/1/2028	576,995
	Voya Financial, Inc.
825,000	3.125%, 7/15/2024	777,874
	Wells Fargo & Company
210,000	3.200%, (LIBOR 3M + 0.680%), 1/30/2020[b]	210,419
450,000	2.550%, 12/7/2020	443,569
8,000	2.100%, 7/26/2021	7,750
540,000	2.625%, 7/22/2022	520,675
550,000	3.069%, 1/24/2023	535,673
14,000	3.597%, (LIBOR 3M + 1.110%), 1/24/2023[b]	13,865
448,000	3.450%, 2/13/2023	438,575
10,000	3.757%, (LIBOR 3M + 1.230%), 10/31/2023[b]	9,969
350,000	3.000%, 2/19/2025	329,992
450,000	3.000%, 4/22/2026	419,539
450,000	3.000%, 10/23/2026	416,799
810,000	4.900%, 11/17/2045	790,077
	Welltower, Inc.
10,000	4.950%, 1/15/2021	10,236
180,000	3.950%, 9/1/2023	180,437
855,000	4.000%, 6/1/2025	844,188
	ZB NA
575,000	3.500%, 8/27/2021	573,193

	Total	112,505,700

Foreign Government (<0.1%)
	Export-Import Bank of Korea
205,000	2.250%, 1/21/2020	203,197
	Kommunalbanken AS
335,000	1.500%, 10/22/2019[h]	331,973

	Total	535,170

Mortgage-Backed Securities (5.0%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
32,925,000	4.000%, 1/1/2049[e]	33,564,712
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
655,031	3.000%, 3/15/2045, Ser. 4741, Class GA	652,262
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
217,791	4.276%, (LIBOR 12M + 1.550%), 7/1/2043[b]	224,197
97,901	4.288%, (LIBOR 12M + 1.540%), 7/1/2043[b]	100,734
36,467	4.280%, (LIBOR 12M + 1.530%), 8/1/2043[b]	37,605
70,550,000	3.500%, 1/1/2049[e]	70,559,801
83,455,000	4.000%, 1/1/2049[e]	85,099,733
71,915,000	4.500%, 1/1/2049[e]	74,503,281
16,800,000	5.000%, 1/1/2049[e]	17,602,816
	Government National Mortgage Association Conventional 30-Yr. Pass Through
9,700,000	4.500%, 1/1/2049[e]	10,037,315

	Total	292,382,456

Technology (0.4%)
	Alliance Data Systems Corporation
30,000	5.375%, 8/1/2022[h]	29,250
	Amphenol Corporation
188,000	2.550%, 1/30/2019	187,876
	Apple, Inc.
165,000	2.918%, (LIBOR 3M + 0.300%), 5/6/2020[b]	164,992
14,000	2.850%, 5/6/2021	14,009
13,000	2.965%, (LIBOR 3M + 0.350%), 5/11/2022[b]	12,959
11,000	2.400%, 1/13/2023	10,674
300,000	3.000%, 2/9/2024	296,249
475,000	3.200%, 5/11/2027	458,672
640,000	3.000%, 6/20/2027	610,231
960,000	3.000%, 11/13/2027	912,854
580,000	4.500%, 2/23/2036	615,009
336,000	4.650%, 2/23/2046	357,294
600,000	4.250%, 2/9/2047	598,770
835,000	3.750%, 9/12/2047	768,100
	Applied Materials, Inc.
240,000	3.300%, 4/1/2027	230,398
	Avnet, Inc.
335,000	3.750%, 12/1/2021	336,935
	Baidu, Inc.
540,000	3.000%, 6/30/2020	537,151
	Broadcom Corporation
391,000	3.875%, 1/15/2027	350,999
1,060,000	3.500%, 1/15/2028	918,932
	Cisco Systems, Inc.
220,000	3.238%, (LIBOR 3M + 0.500%), 3/1/2019[b]	220,132
	CommScope Technologies Finance, LLC
745,000	6.000%, 6/15/2025[h]	677,950
	Diamond 1 Finance Corporation
604,000	5.450%, 6/15/2023[h]	614,620
1,050,000	6.020%, 6/15/2026[h]	1,055,225
350,000	8.100%, 7/15/2036[h]	377,659
	Equinix, Inc.
740,000	5.750%, 1/1/2025	745,550
	Fidelity National Information Services, Inc.
273,000	3.625%, 10/15/2020	274,192

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Technology (0.4%) - continued
	Harland Clarke Holdings Corporation
$775,000	8.375%, 8/15/2022[h]	$706,219
	Hewlett Packard Enterprise Company
17,000	3.600%, 10/15/2020	17,041
600,000	3.059%, (LIBOR 3M + 0.720%), 10/5/2021[b]	594,779
180,000	3.500%, 10/5/2021	180,488
140,000	4.400%, 10/15/2022	142,766
	Intel Corporation
10,000	3.100%, 7/29/2022	10,010
180,000	3.700%, 7/29/2025	181,652
504,000	4.100%, 5/19/2046	494,218
	Marvell Technology Group, Ltd.
350,000	4.200%, 6/22/2023	348,965
475,000	4.875%, 6/22/2028	463,064
	Microsoft Corporation
700,000	4.750%, 11/3/2055	785,689
14,000	2.400%, 2/6/2022	13,838
700,000	4.200%, 11/3/2035	726,424
1,690,000	3.700%, 8/8/2046	1,626,936
600,000	4.250%, 2/6/2047	630,778
	NetApp, Inc.
375,000	2.000%, 9/27/2019	370,890
	NXP BV
685,000	3.875%, 9/1/2022[h]	657,600
	NXP BV/NXP Funding, LLC
700,000	4.875%, 3/1/2024[h]	703,073
	Oracle Corporation
10,000	2.500%, 5/15/2022	9,788
448,000	2.400%, 9/15/2023	429,887
1,060,000	2.950%, 5/15/2025	1,014,817
600,000	3.850%, 7/15/2036	567,317
	Seagate HDD Cayman
420,000	4.750%, 1/1/2025	372,642
	Sensata Technologies UK Financing Company plc
540,000	6.250%, 2/15/2026[h]	542,700
	Texas Instruments, Inc.
580,000	4.150%, 5/15/2048	579,606
	Tyco Electronics Group SA
120,000	3.450%, 8/1/2024	116,792
240,000	3.125%, 8/15/2027	222,127
	VMware, Inc.
120,000	2.950%, 8/21/2022	114,374

	Total	24,001,162

Transportation (0.1%)
	Air Canada Pass Through Trust
112,794	3.875%, 3/15/2023[h]	109,207
	Air Lease Corporation
180,000	3.500%, 1/15/2022	177,129
	American Airlines Pass Through Trust
5,331	4.950%, 1/15/2023	5,411
244,285	3.375%, 5/1/2027	232,154
	Avis Budget Car Rental, LLC
500,000	6.375%, 4/1/2024[f,h]	477,500
	Burlington Northern Santa Fe, LLC
355,000	5.750%, 5/1/2040	416,206
1,050,000	5.050%, 3/1/2041	1,150,245
385,000	4.450%, 3/15/2043	392,626
	CSX Corporation
115,000	3.700%, 11/1/2023	116,706
	Delta Air Lines, Inc.
275,000	2.875%, 3/13/2020	273,139
17,530	4.950%, 11/23/2020	17,626
	J.B. Hunt Transport Services, Inc.
145,000	3.300%, 8/15/2022	143,814
	United Airlines Pass Through Trust
10,000	3.700%, 12/1/2022	9,773
	United Continental Holdings, Inc.
30,000	4.250%, 10/1/2022	28,950
	XPO Logistics, Inc.
517,000	6.500%, 6/15/2022[h]	512,476

	Total	4,062,962

U.S. Government & Agencies (4.8%)
	Federal National Mortgage Association
405,000	6.250%, 5/15/2029	519,686
	Federal National Mortgage Association - ACES
	3.640%, 8/25/2030, Ser.
3,250,000	2018-M12, Class A2[b]	3,273,607
	U.S. Treasury Bonds
1,500,000	2.375%, 5/15/2027	1,469,696
16,415,000	2.250%, 11/15/2027	15,868,644
19,500,000	2.875%, 5/15/2028	19,813,601
2,900,000	5.250%, 11/15/2028	3,534,306
2,050,000	4.375%, 5/15/2040	2,520,191
10,915,000	3.000%, 5/15/2042	10,945,835
25,124,000	2.500%, 5/15/2046	22,700,003
4,000,000	2.750%, 8/15/2047	3,795,092
	U.S. Treasury Bonds, TIPS
8,517,668	0.125%, 1/15/2023	8,227,213
107,321	2.375%, 1/15/2025	116,047
30,738,259	0.375%, 7/15/2027	29,163,390
70,196	2.125%, 2/15/2040	82,515
615,499	0.750%, 2/15/2042	558,552
	U.S. Treasury Notes
6,125,000	1.500%, 10/31/2019	6,067,793
300,000	1.750%, 11/30/2019	297,645
1,900,000	2.250%, 3/31/2020	1,892,142
300,000	1.875%, 12/15/2020	296,366
1,500,000	1.375%, 5/31/2021	1,461,208
22,640,000	1.125%, 8/31/2021	21,850,373
50,000	2.000%, 2/15/2022	49,295
13,070,000	1.875%, 7/31/2022	12,798,986
27,490,000	2.000%, 11/30/2022	26,990,507
11,580,000	2.500%, 3/31/2023	11,581,610
1,858,000	1.375%, 9/30/2023	1,763,943
2,335,000	2.125%, 7/31/2024	2,284,254
95,000	2.250%, 11/15/2024	93,371
13,340,000	2.125%, 11/30/2024	13,021,741
45,500,000	2.875%, 5/31/2025	46,295,657
2,951,653	0.750%, 7/15/2028	2,889,391
	U.S. Treasury Notes, TIPS
1,813,781	0.125%, 4/15/2021	1,763,741
2,982,828	0.625%, 4/15/2023	2,933,426

	Total	276,919,827

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Utilities (0.5%)
	Alabama Power Company
$7,000	2.450%, 3/30/2022	$6,815
	Ameren Corporation
10,000	2.700%, 11/15/2020	9,864
	Ameren Illinois Company
450,000	4.500%, 3/15/2049	476,524
	American Electric Power Company, Inc.
718,000	2.950%, 12/15/2022	704,006
	Appalachian Power Company
238,000	3.300%, 6/1/2027	227,504
	Arizona Public Service Company
180,000	2.200%, 1/15/2020	179,116
	Atmos Energy Corporation
255,000	3.000%, 6/15/2027	243,318
	Berkshire Hathaway Energy Company
146,000	2.400%, 2/1/2020	145,030
375,000	4.500%, 2/1/2045	374,946
	Calpine Corporation
410,000	5.375%, 1/15/2023	384,375
	CenterPoint Energy, Inc.
185,000	3.850%, 2/1/2024	185,886
420,000	4.250%, 11/1/2028	425,867
	CMS Energy Corporation
336,000	2.950%, 2/15/2027	311,945
	Commonwealth Edison Company
355,000	3.700%, 3/1/2045	327,218
190,000	4.350%, 11/15/2045	191,123
	Consolidated Edison, Inc.
7,000	2.000%, 3/15/2020	6,906
224,000	2.000%, 5/15/2021	217,304
168,000	4.500%, 12/1/2045	169,465
	Consumers Energy Company
550,000	4.350%, 4/15/2049	572,072
	Dominion Energy, Inc.
475,000	2.962%, 7/1/2019	473,316
484,000	2.579%, 7/1/2020	476,351
	DTE Electric Company
265,000	3.700%, 3/15/2045	246,236
360,000	3.700%, 6/1/2046	334,993
	DTE Energy Company
70,000	2.400%, 12/1/2019	69,283
	Duke Energy Carolinas, LLC
840,000	3.700%, 12/1/2047	764,107
	Duke Energy Corporation
448,000	3.750%, 9/1/2046	387,877
	Duke Energy Florida, LLC
320,000	3.200%, 1/15/2027	309,865
	Duke Energy Indiana, LLC
450,000	3.750%, 5/15/2046	415,387
	Dynegy, Inc.
720,000	7.375%, 11/1/2022	743,400
	Edison International
7,000	2.125%, 4/15/2020	6,813
450,000	2.950%, 3/15/2023	425,058
	Emera U.S. Finance, LP
340,000	2.150%, 6/15/2019	337,221
	Energy Transfer Operating, LP
580,000	5.200%, 2/1/2022	595,611
	Eversource Energy
530,000	2.500%, 3/15/2021	520,879
	Exelon Corporation
240,000	5.100%, 6/15/2045	250,174
336,000	4.450%, 4/15/2046	319,994
	Exelon Generation Company, LLC
308,000	5.200%, 10/1/2019	311,971
425,000	2.950%, 1/15/2020	422,942
	FirstEnergy Corporation
150,000	2.850%, 7/15/2022	146,187
845,000	4.850%, 7/15/2047	846,640
	Fortis, Inc.
5,000	2.100%, 10/4/2021	4,807
	ITC Holdings Corporation
67,000	4.050%, 7/1/2023	68,089
224,000	5.300%, 7/1/2043	247,451
	MidAmerican Energy Holdings Company
672,000	6.500%, 9/15/2037	828,999
	Mississippi Power Company
340,000	3.472%, (LIBOR 3M + 0.650%), 3/27/2020[b]	339,425
340,000	3.950%, 3/30/2028	335,733
	Monongahela Power Company
275,000	5.400%, 12/15/2043[h]	320,797
	National Rural Utilities Cooperative Finance Corporation
400,000	2.300%, 11/1/2020	394,200
295,000	3.900%, 11/1/2028	302,553
	NextEra Energy Capital Holdings, Inc.
290,000	2.300%, 4/1/2019	289,335
	NiSource Finance Corporation
236,000	3.490%, 5/15/2027	225,328
615,000	5.650%, 2/1/2045	670,382
	Oncor Electric Delivery Company, LLC
944,000	3.750%, 4/1/2045	897,374
	Pacific Gas and Electric Company
580,000	3.300%, 3/15/2027	477,720
350,000	3.300%, 12/1/2027	285,783
350,000	3.950%, 12/1/2047	265,898
	PPL Capital Funding, Inc.
149,000	3.500%, 12/1/2022	146,576
236,000	3.400%, 6/1/2023	233,475
515,000	5.000%, 3/15/2044	525,617
	PPL Electric Utilities Corporation
354,000	3.950%, 6/1/2047	343,578
	PSEG Power, LLC
9,000	3.000%, 6/15/2021	8,851
	Public Service Electric & Gas Company
600,000	3.000%, 5/15/2027	577,826
	San Diego Gas and Electric Company
600,000	4.150%, 5/15/2048	582,354
	Sempra Energy
175,000	2.400%, 3/15/2020	172,520
	South Carolina Electric & Gas Company
700,000	5.100%, 6/1/2065	724,780
	Southern California Edison Company
5,000	2.400%, 2/1/2022	4,823
485,000	4.000%, 4/1/2047	445,263
375,000	4.125%, 3/1/2048	355,548

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (17.9%)	Value
Utilities (0.5%) - continued
	Southern Company
$10,000	1.850%, 7/1/2019	$9,951
6,000	2.350%, 7/1/2021	5,833
485,000	2.950%, 7/1/2023	468,569
575,000	3.250%, 7/1/2026	538,909
450,000	4.400%, 7/1/2046	414,319
	Southern Company Gas Capital Corporation
590,000	4.400%, 5/30/2047	552,486
	Southwestern Electric Power Company
180,000	3.900%, 4/1/2045	162,291
	Virginia Electric and Power Company
425,000	4.600%, 12/1/2048	443,918

	Total	26,234,950

	Total Long-Term Fixed Income (cost $1,051,420,370)	1,038,000,279

Shares	Preferred Stock (<0.1%)
Consumer Staples (<0.1%)
308	Henkel AG & Company KGaA	33,642

	Total	33,642

	Total Preferred Stock (cost $35,404)	33,642

	Collateral Held for Securities Loaned (0.8%)
47,513,413	Thrivent Cash Management Trust	47,513,413

	Total Collateral Held for Securities Loaned (cost $47,513,413)	47,513,413

Shares or Principal Amount	Short-Term Investments (8.8%)
	Federal Home Loan Bank Discount Notes
1,050,000	2.233%, 1/4/2019[m,n]	1,049,861
4,100,000	2.255%, 1/8/2019[m,n]	4,098,372
16,800,000	2.240%, 1/16/2019[m,n]	16,784,443
650,000	2.299%, 1/23/2019[m,n]	649,098
6,300,000	2.320%, 1/29/2019[m,n]	6,288,755
5,200,000	2.330%, 1/30/2019[m,n]	5,190,375
2,500,000	2.375%, 2/8/2019[m,n]	2,493,833
7,200,000	2.350%, 2/13/2019[m,n]	7,179,840
2,800,000	2.390%, 2/27/2019[m,n]	2,789,548
600,000	2.400%, 3/13/2019[m,n]	597,176
	Federal Home Loan Mortgage Corporation Discount Notes
1,500,000	2.355%, 2/13/2019[m,n]	1,495,800
	Thrivent Core Short-Term Reserve Fund
45,810,276	2.670%	458,102,761
	U.S. Treasury Bills
1,100,000	2.339%, 2/21/2019[m,o]	1,096,328
170,000	2.347%, 3/21/2019[m,o]	169,121

	Total Short-Term Investments (cost $507,984,393)	507,985,311

	Total Investments (cost $5,800,668,526) 105.7%	$6,128,341,102

	Other Assets and Liabilities, Net (5.7%)	(329,177,597)

	Total Net Assets 100.0%	$5,799,163,505

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	All or a portion of the security is on loan.
g	Non-income producing security.
h

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $126,329,609 or 2.2% of total net assets.

i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2018.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

l	All or a portion of the security is insured or guaranteed.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
o	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Aggressive Allocation Portfolio as of December 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$4,891,066
Common Stock	41,848,187

Total lending	$46,739,253
Gross amount payable upon return of
collateral for securities loaned	$47,513,413

Net amounts due to counterparty	$774,160

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (2.9%)[a]	Value
Basic Materials (0.2%)
	Arch Coal, Inc., Term Loan
$1,051,970	5.272%, (LIBOR 1M + 2.750%), 3/7/2024[b,c]	$1,020,411
	Ball Metalpack Finco, LLC, Term Loan
512,425	7.022%, (LIBOR 1M + 4.500%), 7/31/2025[b,c]	495,771
	Big River Steel, LLC, Term Loan
809,750	7.803%, (LIBOR 3M + 5.000%), 8/23/2023[b]	799,628
	CONSOL Energy, Inc., Term Loan
821,700	8.530%, (LIBOR 1M + 6.000%), 11/28/2022[b]	827,863
	Contura Energy, Inc., Term Loan
2,330,000	7.387%, (LIBOR 1M + 5.000%), 11/9/2025[b]	2,300,875
	MRC Global (US), Inc., Term Loan
942,857	5.522%, (LIBOR 1M + 3.000%), 9/20/2024[b]	909,857
	Pixelle Specialty Solutions, LLC, Term Loan
1,245,000	8.522%, (LIBOR 1M + 6.000%), 10/31/2024[b]	1,210,762
	Starfruit US Holdco, LLC, Term Loan
780,000	5.599%, (LIBOR 1M + 3.250%), 10/1/2025[b,c]	744,900

	Total	8,310,067

Capital Goods (0.3%)
	Advanced Disposal Services, Inc., Term Loan
734,629	4.669%, (LIBOR 1W + 2.250%), 11/10/2023[b]	704,553
	BWAY Holding Company, Term Loan
2,686,364	5.658%, (LIBOR 3M + 3.250%), 4/3/2024[b]	2,520,696
	Flex Acquisition Company, Inc. Term Loan
3,625,912	5.599%, (LIBOR 1M + 3.250%), 6/22/2025[b]	3,424,674
	GFL Environmental, Inc., Term Loan
1,380,420	5.522%, (LIBOR 1M + 3.000%), 5/31/2025[b]	1,284,481
	Navistar, Inc., Term Loan
1,528,450	5.890%, (LIBOR 1M + 3.500%), 11/6/2024[b]	1,471,133
	Sotera Health Holdings, LLC, Term Loan
2,828,347	5.522%, (LIBOR 1M + 3.000%), 5/15/2022[b]	2,703,419
	Vertiv Group Corporation, Term Loan
2,343,686	6.707%, (LIBOR 3M + 4.000%), 11/15/2023[b]	2,121,036

	Total	14,229,992

Communications Services (0.7%)
	Altice France SA, Term Loan
635,325	5.272%, (LIBOR 1M + 2.750%), 7/31/2025[b]	580,052
3,335,000	6.455%, (LIBOR 1M + 4.000%), 1/31/2026[b]	3,143,238
	Cengage Learning, Inc., Term Loan
2,174,840	6.754%, (LIBOR 1M + 4.250%), 6/7/2023[b]	1,856,769
	CenturyLink, Inc., Term Loan
3,865,676	5.272%, (LIBOR 1M + 2.750%), 1/31/2025[b]	3,598,945
	Charter Communications Operating, LLC, Term Loan
1,628,550	4.530%, (LIBOR 1M + 2.000%), 4/30/2025[b]	1,557,513
	Frontier Communications Corporation, Term Loan
2,218,588	6.280%, (LIBOR 1M + 3.750%), 6/15/2024[b]	2,053,592
	HCP Acquisition, LLC, Term Loan
986,235	5.522%, (LIBOR 1M + 3.000%), 5/16/2024[b]	948,946
	Intelsat Jackson Holdings SA, Term Loan
1,315,000	6.256%, (LIBOR 1M + 3.750%), 11/27/2023[b]	1,270,382
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
3,495,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	3,339,927
355,000	9.186%, (LIBOR 3M + 6.750%), 7/7/2023[b,c]	330,150
	McGraw-Hill Global Education Holdings, LLC, Term Loan
3,248,843	6.522%, (LIBOR 1M + 4.000%), 5/4/2022[b]	2,924,966
	Mediacom Illinois, LLC, Term Loan
555,800	4.170%, (LIBOR 1W + 1.750%), 2/15/2024[b]	528,938
	NEP Group, Inc., Term Loan
975,000	5.772%, (LIBOR 1M + 3.250%), 10/20/2025[b]	931,739
140,000	9.522%, (LIBOR 1M + 7.000%), 10/19/2026b,[c]	130,900
	SBA Senior Finance II, LLC, Term Loan
791,025	4.530%, (LIBOR 1M + 2.000%), 4/11/2025[b]	756,789
	Sprint Communications, Inc., Term Loan
2,908,200	5.063%, (LIBOR 1M + 2.500%), 2/3/2024[b]	2,760,376
	Syniverse Holdings, Inc., Term Loan
327,525	7.455%, (LIBOR 1M + 5.000%), 3/9/2023[b]	292,044
	Univision Communications, Inc., Term Loan
2,318,571	5.272%, (LIBOR 1M + 2.750%), 3/15/2024[b]	2,093,484
	WideOpenWest Finance, LLC, Term Loan
1,081,313	5.720%, (LIBOR 1M + 3.250%), 8/19/2023[b]	998,862
	Windstream Services, LLC, Term Loan
1,861,405	6.460%, (LIBOR 1M + 4.000%), 3/30/2021[b]	1,653,319

	Total	31,750,931

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

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Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (2.9%)[a]	Value
Consumer Cyclical (0.3%)
	Four Seasons Hotels, Ltd., Term Loan
$930,505	4.522%, (LIBOR 1M + 2.000%), 11/30/2023[b]	$890,791
	Golden Entertainment, Inc., Term Loan
2,044,350	5.530%, (LIBOR 1M + 3.000%), 10/20/2024[b,c]	1,952,354
325,000	9.530%, (LIBOR 1M + 7.000%), 10/20/2025[b]	311,187
	Men’s Warehouse, Inc., Term Loan
1,007,462	5.599%, (LIBOR 1M + 3.250%), 4/9/2025[b]	968,423
	Mohegan Gaming and Entertainment, Term Loan
1,455,946	6.522%, (LIBOR 1M + 4.000%), 10/13/2023[b]	1,292,880
	Neiman Marcus Group, Ltd., LLC, Term Loan
530,820	5.630%, (LIBOR 1M + 3.250%), 10/25/2020[b]	447,052
	Penn National Gaming, Inc. Term Loan
1,170,000	4.705%, (LIBOR 1M + 2.250%), 10/15/2025[b]	1,126,862
	Scientific Games International, Inc., Term Loan
2,560,650	5.250%, (LIBOR 1M + 2.750%), 8/14/2024[b]	2,396,948
	Stars Group Holdings BV, Term Loan
2,497,450	6.303%, (LIBOR 3M + 3.500%), 7/10/2025[b]	2,407,966
	Tenneco, Inc., Term Loan
1,595,000	5.272%, (LIBOR 1M + 2.750%), 10/1/2025[b]	1,494,515
	Wyndham Hotels & Resorts, Inc., Term Loan
643,388	4.272%, (LIBOR 1M + 1.750%), 5/30/2025[b]	617,652

	Total	13,906,630

Consumer Non-Cyclical (0.4%)
	Air Medical Group Holdings, Inc., Term Loan
4,254,040	5.682%, (LIBOR 1M + 3.250%), 4/28/2022[b]	3,962,893
	Albertson’s, LLC, Term Loan
829,335	5.822%, (LIBOR 3M + 3.000%), 12/21/2022[b]	794,660
1,504,191	5.691%, (LIBOR 3M + 3.000%), 6/22/2023[b]	1,425,221
675,000	5.522%, (LIBOR 1M + 3.000%), 11/16/2025[b]	638,719
	Amneal Pharmaceuticals, LLC, Term Loan
1,049,481	6.063%, (LIBOR 1M + 3.500%), 5/4/2025[b]	992,631
	Bausch Health Companies, Inc., Term Loan
2,040,500	5.379%, (LIBOR 1M + 3.000%), 6/1/2025[b]	1,944,719
	CHS/Community Health Systems, Inc., Term Loan
1,465,085	5.957%, (LIBOR 3M + 3.250%), 1/27/2021[b]	1,405,441
	Endo International plc, Term Loan
1,613,742	6.813%, (LIBOR 1M + 4.250%), 4/27/2024[b]	1,524,986
	Energizer Holdings, Inc., Term Loan
1,555,000	0.000%, (LIBOR 3M + 2.250%), 12/17/2025[b,d,e]	1,498,631
	JBS USA LUX SA, Term Loan
2,436,600	5.260%, (LIBOR 1M + 2.500%), 10/30/2022[b]	2,339,136
	Ortho-Clinical Diagnostics SA, Term Loan
3,134,439	5.756%, (LIBOR 1M + 3.250%), 6/1/2025[b]	2,900,328
	Revlon Consumer Products Corporation, Term Loan
839,267	6.207%, (LIBOR 3M + 3.500%), 9/7/2023[b]	592,582

	Total	20,019,947

Energy (0.2%)
	BCP Raptor II, LLC, Term Loan
935,000	7.143%, (LIBOR 2M + 4.750%), 12/19/2025[b]	863,706
	Calpine Corporation, Term Loan
1,150,102	5.310%, (LIBOR 3M + 2.500%), 1/15/2024[b]	1,090,619
	Consolidated Energy Finance SA, Term Loan
676,600	4.932%, (LIBOR 1M + 2.500%), 5/7/2025[b,c]	654,611
	Fieldwood Energy, LLC, Term Loan
879,760	7.772%, (LIBOR 1M + 5.250%), 4/11/2022[b]	819,831
	GIP III Stetson I, LP, Term Loan
1,200,000	6.695%, (LIBOR 3M + 4.250%), 7/18/2025[b]	1,153,500
	HFOTCO, LLC, Term Loan
2,388,000	5.280%, (LIBOR 1M + 2.750%), 6/26/2025[b]	2,334,270
	McDermott Technology (Americas), Inc., Term Loan
1,533,413	7.522%, (LIBOR 1M + 5.000%), 5/10/2025[b]	1,427,346
	MEG Energy Corporation, Term Loan
144,175	6.030%, (LIBOR 1M + 3.500%), 12/31/2023[b]	140,751
	Radiate Holdco, LLC, Term Loan
3,113,312	5.522%, (LIBOR 1M + 3.000%), 2/1/2024[b]	2,929,907

	Total	11,414,541

Financials (0.4%)
	Air Methods Corporation, Term Loan
2,079,975	6.303%, (LIBOR 3M + 3.500%), 4/21/2024[b]	1,637,232
	Avolon TLB Borrower 1 US, LLC, Term Loan
1,882,700	4.470%, (LIBOR 1M + 2.000%), 1/15/2025[b]	1,805,830

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

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Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (2.9%)[a]	Value
Financials (0.4%) - continued
	Digicel International Finance, Ltd., Term Loan
$2,320,486	5.960%, (LIBOR 3M + 3.250%), 5/10/2024[b]	$2,100,040
	DJO Finance, LLC, Term Loan
560,976	5.709%, (LIBOR 1M + 3.250%), 6/7/2020[b]	552,842
	DTZ U.S. Borrower, LLC, Term Loan
2,274,300	5.772%, (LIBOR 1M + 3.250%), 8/21/2025[b]	2,171,956
	Genworth Holdings, Inc., Term Loan
282,863	6.955%, (LIBOR 1M + 4.500%), 3/7/2023[b,c]	277,205
	GGP Nimbus LP, Term Loan
1,845,000	5.022%, (LIBOR 1M + 2.500%), 8/24/2025[b]	1,734,872
	Grizzly Finco, Term Loan
1,241,888	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b]	1,210,840
	Harland Clarke Holdings Corporation, Term Loan
1,885,997	7.553%, (LIBOR 3M + 4.750%), 11/3/2023[b]	1,697,869
	MoneyGram International, Inc., Term Loan
1,696,658	5.772%, (LIBOR 1M + 3.250%), 3/28/2020[b]	1,387,866
	Sable International Finance, Ltd., Term Loan
2,735,000	5.772%, (LIBOR 1M + 3.250%), 1/31/2026[b]	2,631,453
	Trans Union, LLC, Term Loan
701,475	4.522%, (LIBOR 1M + 2.000%), 6/19/2025[b]	675,170
	Tronox Finance, LLC, Term Loan
547,723	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b,d,e]	530,508
1,263,977	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b,d,e]	1,224,250

	Total	19,637,933

Technology (0.3%)
	Plantronics, Inc., Term Loan
3,182,025	5.022%, (LIBOR 1M + 2.500%), 7/2/2025[b]	3,055,539
	Rackspace Hosting, Inc., Term Loan
2,712,431	5.582%, (LIBOR 3M + 3.000%), 11/3/2023[b]	2,386,940
	SS&C Technologies Holdings Europe SARL, Term Loan
360,263	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	339,162
	SS&C Technologies, Inc., Term Loan
1,121,147	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	1,055,986
949,776	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	894,148
	TNS, Inc., Term Loan
562,330	6.710%, (LIBOR 3M + 4.000%), 8/14/2022[b]	556,004
	Vantiv, LLC, Term Loan
2,977,500	4.190%, (LIBOR 1M + 1.750%), 8/20/2024[b]	2,849,706
	Western Digital Corporation, Term Loan
2,138,838	4.256%, (LIBOR 1M + 1.750%), 4/29/2023[b,d,e]	2,035,467

	Total	13,172,952

Utilities (0.1%)
	Arctic LNG Carriers, Ltd., Term Loan
2,324,600	7.022%, (LIBOR 1M + 4.500%), 5/18/2023[b,c]	2,243,239
	Core and Main, LP, Term Loan
920,700	5.721%, (LIBOR 3M + 3.000%), 8/1/2024[b]	887,711
	EnergySolutions, LLC, Term Loan
741,275	6.553%, (LIBOR 3M + 3.750%), 5/11/2025[b]	681,973
	Talen Energy Supply, LLC, Term Loan
756,070	6.522%, (LIBOR 1M + 4.000%), 7/6/2023[b]	744,412
	TerraForm Power Operating, LLC, Term Loan
570,677	4.522%, (LIBOR 1M + 2.000%), 11/8/2022[b]	550,230

	Total	5,107,565

	Total Bank Loans (cost $145,567,062)	137,550,558

	Long-Term Fixed Income (44.8%)
Asset-Backed Securities (1.7%)
	Access Group, Inc.
610,968	3.006%, (LIBOR 1M + 0.500%), 2/25/2036, Ser. 2013-1, Class Ab,f	603,918
	Ares CLO, Ltd.
3,000,000	3.821%, (LIBOR 3M + 1.400%), 10/17/2030, Ser. 2018-28RA, Class A2[b,f]	2,950,410
	Ares XXXIIR CLO, Ltd.
1,500,000	3.556%, (LIBOR 3M + 0.940%), 5/15/2030, Ser. 2014-32RA, Class A1Ab,f	1,457,259
	Bayview Koitere Fund Trust
1,467,671	4.000%, 11/28/2053, Ser. 2017-SPL3, Class Ab,f	1,472,402
	Betony CLO, Ltd.
750,000	3.600%, (LIBOR 3M + 1.080%), 4/30/2031, Ser. 2018-1A, Class A1[b,f]	733,796
	BlueMountain CLO, Ltd.
1,250,000	3.695%, (LIBOR 3M + 1.050%), 11/20/2028, Ser. 2012-2A, Class AR2[b,f]	1,236,249
	Buttermilk Park CLO, Ltd.
5,250,000	3.738%, (LIBOR 3M + 1.400%), 10/15/2031, Ser. 2018-1A, Class A2[b,f]	5,161,984

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (44.8%)	Value
Asset-Backed Securities (1.7%) - continued
	Carlyle Global Market Strategies CLO, Ltd.
$3,425,000	3.782%, (LIBOR 3M + 1.450%), 7/15/2031, Ser. 2014-5A, Class A2RRb,f	$3,380,376
	Commonbond Student Loan Trust
1,599,247	3.006%, (LIBOR 1M + 0.500%), 2/25/2044, Ser. 2018-AGS, Class A2[b,f]	1,582,378
	DRB Prime Student Loan Trust
757,856	4.406%, (LIBOR 1M + 1.900%), 10/27/2031, Ser. 2015-B, Class A1[b,f]	771,035
	Dryden Senior Loan Fund
3,000,000	3.830%, (LIBOR 3M + 1.400%), 7/18/2030, Ser. 2018-65A, Class A2[b,f]	2,952,723
	Earnest Student Loan Program, LLC
1,045,094	3.020%, 5/25/2034, Ser. 2016-B, Class A2[f]	1,035,636
1,107,165	2.720%, 1/25/2041, Ser. 2016-D, Class A2[f]	1,096,996
	Edlinc Student Loan Funding Trust
326,268	5.330%, (CMT 3M + 3.150%), 10/1/2025, Ser. 2012-A, Class ATb,f	329,162
	Galaxy XX CLO, Ltd.
2,650,000	3.469%, (LIBOR 3M + 1.000%), 4/20/2031, Ser. 2015-20A, Class ARb,f	2,616,692
	Golub Capital Partners, Ltd.
1,750,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2031, Ser. 2015-22A, Class ARb,f	1,718,010
2,569,000	3.669%, (LIBOR 3M + 1.200%), 1/20/2031, Ser. 2015-23A, Class ARb,f	2,524,502
	Laurel Road Prime Student Loan Trust
1,950,000	2.810%, 11/25/2042, Ser. 2017-C, Class A2Bf	1,897,834
	Lehman XS Trust
2,307,129	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bg	2,104,753
	Lendmark Funding Trust
1,400,000	2.800%, 5/20/2026, Ser. 2017-2A, Class Af	1,375,963
	Limerock CLO III, LLC
2,500,000	3.669%, (LIBOR 3M + 1.200%), 10/20/2026, Ser. 2014-3A, Class A1Rb,f	2,492,485
	Madison Park Funding XIV, Ltd.
1,675,000	3.869%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,f	1,646,964
	Madison Park Funding XXXI, Ltd.
2,200,000	4.276%, (LIBOR 3M + 1.500%), 1/23/2031, Ser. 2018-31A, Class A2Ab,f	2,171,404
	Magnetite XII, Ltd.
2,600,000	3.536%, (LIBOR 3M + 1.100%), 10/15/2031, Ser. 2015-12A, Class ARR[b,f]	2,549,760
	Morgan Stanley Capital I, Inc.
3,400,000	4.407%, 10/15/2051, Ser. 2018-L1, Class A4	3,570,974
	Mountain View CLO, Ltd.
1,825,000	3.556%, (LIBOR 3M + 1.120%), 7/15/2031, Ser. 2015-9A, Class A1Rb,f	1,784,653
	National Collegiate Trust
1,763,725	2.801%, (LIBOR 1M + 0.295%), 5/25/2031, Ser. 2007-A, Class Ab,f	1,728,457
	Neuberger Berman CLO XIV, Ltd.
1,400,000	3.759%, (LIBOR 3M + 1.250%), 1/28/2030, Ser. 2013-14A, Class ARb,f	1,391,127
	Neuberger Berman CLO, Ltd.
600,000	3.649%, (LIBOR 3M + 1.180%), 4/22/2029, Ser. 2014-17A, Class ARb,f	591,671
	Octagon Investment Partners XVI, Ltd.
600,000	3.736%, (LIBOR 3M + 1.400%), 7/17/2030, Ser. 2013-1A, Class A2Rb,f	588,603
	Octagon Investment Partners XX, Ltd.
1,886,379	3.748%, (LIBOR 3M + 1.130%), 8/12/2026, Ser. 2014-1A, Class ARb,f	1,879,506
	OZLM VIII, Ltd.
825,000	3.625%, (LIBOR 3M + 1.170%), 10/17/2029, Ser. 2014-8A, Class A1RRb,f	818,608
	Palmer Square Loan Funding, Ltd.
3,500,000	3.320%, (LIBOR 3M + 0.850%), 1/20/2027, Ser. 2018-5A, Class A1[b,f]	3,489,322
1,700,000	3.870%, (LIBOR 3M + 1.400%), 1/20/2027, Ser. 2018-5A, Class A2[b,f]	1,688,190
	PPM CLO, Ltd.
2,000,000	3.643%, (LIBOR 3M + 1.150%), 7/15/2031, Ser. 2018-1A, Class Ab,f	1,957,906
	Preston Ridge Partners Mortgage Trust, LLC
516,352	4.250%, 1/25/2022, Ser. 2017-1A, Class A1[f,g]	515,349
3,141,150	3.470%, 9/25/2022, Ser. 2017-2A, Class A1[f,g]	3,113,413
	Pretium Mortgage Credit Partners, LLC
1,714,267	3.250%, 8/27/2032, Ser. 2017-NPL4, Class A1[f,g]	1,696,983
	Race Point IX CLO, Ltd.
2,100,000	3.646%, (LIBOR 3M + 1.210%), 10/15/2030, Ser. 2015-9A, Class A1ARb,f	2,076,236
	Renaissance Home Equity Loan Trust
1,839,278	6.011%, 5/25/2036, Ser. 2006-1, Class AF4[g]	1,302,791
2,265,803	5.580%, 11/25/2036, Ser. 2006-3, Class AF2[g]	1,214,756

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (44.8%)	Value
Asset-Backed Securities (1.7%) - continued
	Shackleton CLO, Ltd.
$1,750,000	3.509%, (LIBOR 3M + 1.170%), 7/15/2031, Ser. 2015-7RA, Class A1[b,f]	$1,719,590
	SLM Student Loan Trust
1,342,354	2.906%, (LIBOR 1M + 0.400%), 3/25/2025, Ser. 2010-1, Class Ab	1,312,665
	SoFi Professional Loan Program, LLC
496,286	2.420%, 3/25/2030, Ser. 2015-A, Class A2[f]	491,411
	Symphony CLO XV, Ltd.
2,000,000	4.103%, (LIBOR 3M + 1.260%), 1/17/2032, Ser. 2014-15A, Class AR2[b,c,f]	1,998,000
	U.S. Small Business Administration
181,264	3.191%, 3/10/2024, Ser. 2014-10A, Class 1	184,069
	Voya CLO 3, Ltd.
739,040	3.210%, (LIBOR 3M + 0.720%), 7/25/2026, Ser. 2014-3A, Class A1Rb,f	735,367

	Total	81,712,338

Basic Materials (0.7%)
	Alcoa Nederland Holding BV
1,605,000	6.750%, 9/30/2024[f]	1,629,075
	Anglo American Capital plc
1,970,000	4.875%, 5/14/2025[f]	1,929,914
	ArcelorMittal SA
932,000	6.125%, 6/1/2025[h]	975,857
	Braskem Netherlands Finance BV
2,280,000	4.500%, 1/10/2028[f]	2,107,313
	BWAY Holding Company
1,740,000	5.500%, 4/15/2024[f]	1,635,600
	CF Industries, Inc.
1,800,000	3.450%, 6/1/2023[h]	1,674,000
	Chemours Company
1,435,000	5.375%, 5/15/2027	1,291,500
	Dow Chemical Company
600,000	4.800%, 11/30/2028[f]	610,846
	DowDuPont, Inc.
1,275,000	4.493%, 11/15/2025	1,313,301
	First Quantum Minerals, Ltd.
847,000	7.000%, 2/15/2021[f]	813,120
1,165,000	7.500%, 4/1/2025[f]	961,125
	Georgia-Pacific, LLC
535,000	2.539%, 11/15/2019[f]	530,956
	Glencore Funding, LLC
560,000	4.125%, 5/30/2023[f]	549,913
725,000	4.000%, 3/27/2027[f]	660,813
	International Paper Company
1,420,000	4.350%, 8/15/2048	1,216,577
	Kinross Gold Corporation
1,120,000	5.950%, 3/15/2024	1,114,400
1,510,000	4.500%, 7/15/2027	1,304,262
	Novelis Corporation
670,000	5.875%, 9/30/2026[f]	592,950
	Olin Corporation
2,055,000	5.125%, 9/15/2027[h]	1,890,600
	Platform Specialty Products Corporation
1,000,000	5.875%, 12/1/2025[f]	935,000
	Sherwin-Williams Company
1,285,000	3.125%, 6/1/2024	1,226,876
	Steel Dynamics, Inc.
1,430,000	5.000%, 12/15/2026	1,354,925
	Syngenta Finance NV
1,200,000	3.933%, 4/23/2021[f]	1,183,561
	Teck Resources, Ltd.
2,240,000	6.125%, 10/1/2035	2,139,200
	United States Steel Corporation
1,500,000	6.250%, 3/15/2026	1,312,500
	Vale Overseas, Ltd.
840,000	6.250%, 8/10/2026	907,200
401,000	6.875%, 11/21/2036	458,543
840,000	6.875%, 11/10/2039	970,200
	Westlake Chemical Corporation
1,120,000	3.600%, 8/15/2026	1,027,435
	WestRock Company
1,100,000	3.750%, 3/15/2025[f]	1,079,832

	Total	35,397,394

Capital Goods (1.0%)
	AECOM
2,080,000	5.875%, 10/15/2024	2,048,800
	Ashtead Capital, Inc.
1,450,000	4.125%, 8/15/2025[f]	1,326,750
	Boeing Company
775,000	3.850%, 11/1/2048	742,074
	Bombardier, Inc.
2,055,000	7.500%, 3/15/2025[f]	1,936,837
	Building Materials Corporation of America
1,525,000	6.000%, 10/15/2025[f]	1,462,628
	Cemex SAB de CV
1,685,000	6.125%, 5/5/2025[f]	1,643,397
	Cintas Corporation No. 2
840,000	3.700%, 4/1/2027	820,846
	CNH Industrial Capital, LLC
1,120,000	4.875%, 4/1/2021	1,138,032
	CNH Industrial NV
1,400,000	3.850%, 11/15/2027	1,274,125
	Covanta Holding Corporation
1,000,000	6.000%, 1/1/2027	895,000
	Crown Americas Capital Corporation IV
1,450,000	4.500%, 1/15/2023	1,415,563
	Crown Cork & Seal Company, Inc.
1,460,000	7.375%, 12/15/2026	1,554,900
	H&E Equipment Services, Inc.
850,000	5.625%, 9/1/2025	779,875
	Huntington Ingalls Industries, Inc.
1,680,000	3.483%, 12/1/2027	1,564,802
	L3 Technologies, Inc.
1,656,000	3.950%, 5/28/2024	1,652,744
	Lockheed Martin Corporation
350,000	2.500%, 11/23/2020	346,094
1,136,000	3.600%, 3/1/2035	1,058,885
1,024,000	4.500%, 5/15/2036	1,057,699

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (44.8%)	Value
Capital Goods (1.0%) - continued
$284,000	6.150%, 9/1/2036	$340,424
	Northrop Grumman Corporation
1,960,000	3.850%, 4/15/2045	1,732,848
	Owens-Brockway Glass Container, Inc.
2,205,000	5.000%, 1/15/2022[f]	2,182,950
	Republic Services, Inc.
850,000	2.900%, 7/1/2026	802,164
	Reynolds Group Issuer, Inc.
2,170,000	5.125%, 7/15/2023[f]	2,066,925
	Rockwell Collins, Inc.
1,700,000	2.800%, 3/15/2022	1,652,299
	Roper Technologies, Inc.
840,000	2.800%, 12/15/2021	822,892
435,000	3.650%, 9/15/2023	435,287
564,000	4.200%, 9/15/2028	558,726
	Siemens Financieringsmaatschappij NV
2,255,000	4.200%, 3/16/2047[f]	2,227,396
	Standard Industries, Inc.
675,000	5.500%, 2/15/2023[f]	661,500
	Textron, Inc.
825,000	7.250%, 10/1/2019	850,124
1,710,000	3.375%, 3/1/2028	1,585,484
	United Rentals North America, Inc.
1,655,000	5.500%, 7/15/2025	1,559,838
	United Technologies Corporation
1,575,000	4.450%, 11/16/2038	1,529,524
1,410,000	4.050%, 5/4/2047	1,253,015

	Total	42,980,447

Collateralized Mortgage Obligations (1.1%)
	Ajax Mortgage Loan Trust
3,290,943	4.360%, 9/25/2065, Ser. 2018-C, Class Ab,f	3,309,178
	Alternative Loan Trust
1,047,840	6.000%, 8/1/2036, Ser. 2006-24CB, Class A9	876,498
	Angel Oak Mortgage Trust I, LLC
403,690	3.500%, 7/25/2046, Ser. 2016-1, Class A1[f]	401,895
	Bayview Opportunity Master Fund Trust
2,191,103	3.500%, 5/28/2069, Ser. 2017-RT5, Class Ab,f	2,171,950
	Citigroup Mortgage Loan Trust, Inc.
317,806	5.500%, 11/25/2035, Ser. 2005-9, Class 21A2	313,855
	COLT Mortgage Loan Trust
1,727,819	2.415%, 10/25/2047, Ser. 2017-2, Class A1Ab,f	1,716,650
	Countrywide Alternative Loan Trust
1,257,951	3.864%, 10/25/2035, Ser. 2005-43, Class 4A1[b]	1,089,481
704,042	6.500%, 8/25/2036, Ser. 2006-23CB, Class 2A3	435,052
197,047	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	184,559
2,165,690	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	1,781,321
1,523,435	7.000%, 10/25/2037, Ser. 2007-24, Class A10	898,462
	Countrywide Home Loans, Inc.
365,032	5.750%, 4/25/2037, Ser. 2007-3, Class A27	286,436
	Credit Suisse Mortgage Trust
4,024,616	3.850%, 9/25/2057, Ser. 2018-RPL9, Class A1[b,f]	4,069,395
	Deutsche Alt-A Securities Mortgage Loan Trust
247,762	6.000%, 10/25/2021, Ser. 2006-AR5, Class 23A	221,283
	Ellington Financial Mortgage Trust
2,616,871	4.140%, 10/25/2058, Ser. 2018-1, Class A1FXb,f	2,614,459
	Federal Home Loan Mortgage Corporation
4,230,234	3.000%, 4/15/2028, Ser. 4193, Class AIi	343,571
3,202,918	4.000%, 7/15/2031, Ser. 4104, Class KIi	353,346
3,426,994	3.000%, 2/15/2033, Ser. 4170, Class IGi	377,774
	Federal National Mortgage Association
6,569,817	3.500%, 1/25/2033, Ser. 2012-150, Class YIi	823,376
	Galton Funding Mortgage Trust
4,012,327	2017-1 4.500%, 10/25/2058, Ser. 2018-2, Class A41[b,f]	4,069,112
	Greenpoint Mortgage Funding Trust
899,607	2.706%, (LIBOR 1M + 0.200%), 10/25/2045, Ser. 2005-AR4, Class G41Bb	793,947
	GS Mortgage-Backed Securities Trust
1,188,013	3.750%, 10/25/2057, Ser. 2018-RPL1, Class A1Af	1,192,044
	Impac Secured Assets Trust
3,667,564	2.746%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	3,052,110
	J.P. Morgan Mortgage Trust
75,907	4.196%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	65,433
1,774,724	2.886%, (LIBOR 1M + 0.380%), 1/25/2037, Ser. 2006-S4, Class A8[b]	909,400
1,920,528	6.250%, 8/25/2037, Ser. 2007-S3, Class 1A10	1,063,277
	MASTR Alternative Loans Trust
281,046	6.500%, 7/25/2034, Ser. 2004-6, Class 6A1	282,818
1,254,967	2.956%, (LIBOR 1M + 0.450%), 12/25/2035, Ser. 2005-6, Class 2A1[b]	572,949
	Merrill Lynch Alternative Note Asset Trust
274,631	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	210,538
	Mill City Mortgage Loan Trust
3,155,958	3.500%, 8/25/2058, Ser. 2018-3, Class A1[b,f]	3,129,714

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (44.8%)	Value
Collateralized Mortgage Obligations (1.1%) - continued
	RCO Mortgage, LLC
$1,497,320	4.270%, 12/26/2053, Ser. 2018-VFS1, Class A1[b,f]	$1,505,035
2,480,569	3.197%, 11/25/2052, Ser. 2017-INV1, Class Ab,f	2,435,286
	Residential Accredit Loans, Inc. Trust
422,357	5.750%, 9/25/2035, Ser. 2005-QS13, Class 2A3	405,689
2,320,603	3.056%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	1,806,447
	Sequoia Mortgage Trust
1,544,975	3.931%, 9/20/2046, Ser. 2007-1, Class 4A1[b]	1,254,807
	Verus Securitization Trust
1,340,162	2.853%, 1/25/2047, Ser. 2017-1A, Class A1[b,f]	1,328,046
2,158,711	2.485%, 7/25/2047, Ser. 2017-2A, Class A1[b,f]	2,126,373
	WaMu Mortgage Pass Through Certificates
221,289	3.880%, 9/25/2036, Ser. 2006-AR10, Class 1A2[b]	207,089
222,590	3.881%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	213,917
1,243,276	3.030%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	1,131,384
2,355,114	3.117%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	2,117,126

	Total	52,141,082

Commercial Mortgage-Backed Securities (2.1%)
	BANK 2018-BNK13
4,900,000	4.217%, 8/15/2061, Ser. 2018-BN13, Class A5	5,074,910
	Benchmark Mortgage Trust
5,375,000	4.208%, 7/15/2051, Ser. 2018-B5, Class A4	5,584,795
	CSAIL Commercial Mortgage Trust
4,400,000	3.504%, 6/15/2057, Ser. 2015-C2, Class A4	4,398,630
	Federal Home Loan Mortgage Corporation - REMIC
15,700,000	3.859%, 11/25/2028, Ser. K086, Class A2[b]	16,322,238
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
3,000,000	3.900%, 4/25/2028, Ser. K076, Class A2[j]	3,130,985
5,800,000	3.900%, 8/25/2028, Ser. K081, Class A2[b,j]	6,047,652
	Federal National Mortgage Association
4,600,000	3.640%, 6/1/2028	4,726,606
1,850,000	3.710%, 7/1/2028	1,894,674
	Federal National Mortgage Association - ACES
2,825,000	2.485%, 12/25/2026, Ser. 2017-M3, Class A2[b]	2,668,078
4,250,000	2.785%, 2/25/2027, Ser. 2017-M2, Class A2[b]	4,102,713
5,000,000	2.961%, 2/25/2027, Ser. 2017-M7, Class A2[b]	4,866,424
4,400,000	3.052%, 3/25/2028, Ser. 2018-M7, Class A2[b]	4,282,299
	Federal National Mortgage Association Grantor Trust
5,592,995	2.898%, 6/25/2027, Ser. 2017-T1, Class Aj	5,339,018
	GS Mortgage Securities Trust
2,925,000	3.801%, 1/10/2047, Ser. 2014-GC18, Class A3	2,972,104
4,000,000	3.666%, 9/10/2047, Ser. 2014-GC24, Class A4	4,049,808
4,000,000	3.244%, 10/10/2048, Ser. 2015-GC34, Class A3	3,932,502
	Morgan Stanley Bank of America Merrill Lynch Trust
3,400,000	3.246%, 12/15/2047, Ser. 2014-C19, Class A3	3,363,091
	Morgan Stanley Capital I, Inc.
5,950,000	4.177%, 7/15/2051, Ser. 2018-H3, Class A5	6,138,635
	UBS Commercial Mortgage Trust
3,185,349	3.400%, 5/10/2045, Ser. 2012-C1, Class A3	3,203,972
3,875,000	4.241%, 6/15/2051, Ser. 2018-C11, Class A5[b]	4,026,634
	Wells Fargo Commercial Mortgage Trust
2,500,000	3.617%, 9/15/2057, Ser. 2015-NXS3, Class A4	2,514,475
	WFRBS Commercial Mortgage Trust
2,784,244	2.870%, 11/15/2045, Ser. 2012-C9, Class A3	2,760,839

	Total	101,401,082

Communications Services (1.8%)
	21st Century Fox America, Inc.
1,140,000	6.900%, 3/1/2019	1,146,541
2,115,000	6.400%, 12/15/2035	2,641,159
	AMC Networks, Inc.
1,675,000	5.000%, 4/1/2024	1,587,062
	America Movil SAB de CV
829,000	5.000%, 10/16/2019	839,871
	American Tower Corporation
1,280,000	3.300%, 2/15/2021	1,272,615
	AT&T, Inc.
360,000	3.733%, (LIBOR 3M + 0.930%), 6/30/2020[b]	359,673
835,000	3.800%, 3/1/2024	826,519
1,017,000	4.100%, 2/15/2028	978,307
822,000	4.300%, 2/15/2030	777,305
1,100,000	5.250%, 3/1/2037	1,081,343
1,590,000	4.900%, 8/15/2037	1,484,055
840,000	6.350%, 3/15/2040	901,712
950,000	5.550%, 8/15/2041	932,501
546,000	4.750%, 5/15/2046	485,952
1,380,000	5.450%, 3/1/2047	1,349,532
	British Sky Broadcasting Group plc
1,100,000	3.125%, 11/26/2022[f]	1,085,253
	British Telecommunications plc
1,225,000	4.500%, 12/4/2023	1,241,520

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (44.8%)	Value
Communications Services (1.8%) - continued
	CCO Holdings, LLC
$2,100,000	5.875%, 4/1/2024[f]	$2,089,500
	CenturyLink, Inc.
1,630,000	6.450%, 6/15/2021	1,625,925
	Charter Communications Operating, LLC
450,000	6.834%, 10/23/2055	458,181
700,000	4.500%, 2/1/2024	698,890
1,400,000	4.200%, 3/15/2028	1,311,768
3,320,000	6.484%, 10/23/2045	3,426,550
	Clear Channel Worldwide Holdings, Inc.
2,160,000	6.500%, 11/15/2022	2,160,000
	Comcast Corporation
1,325,000	4.950%, 10/15/2058	1,349,141
850,000	4.049%, 11/1/2052	764,049
875,000	2.750%, 3/1/2023	851,564
435,000	3.038%, (LIBOR 3M + 0.630%), 4/15/2024[b]	425,023
750,000	3.950%, 10/15/2025	759,222
1,250,000	4.250%, 10/15/2030	1,265,032
2,190,000	4.400%, 8/15/2035	2,120,772
1,115,000	4.750%, 3/1/2044	1,118,231
550,000	4.600%, 8/15/2045	536,605
	Cox Communications, Inc.
1,400,000	3.350%, 9/15/2026[f]	1,292,315
568,000	4.600%, 8/15/2047[f]	511,644
	Crown Castle International Corporation
1,183,000	3.400%, 2/15/2021	1,182,547
2,062,000	5.250%, 1/15/2023	2,141,114
1,136,000	3.200%, 9/1/2024	1,075,165
	CSC Holdings, LLC
245,000	5.500%, 4/15/2027[f]	227,850
	Digicel, Ltd.
2,725,000	6.000%, 4/15/2021[f,h]	2,445,687
	Discovery Communications, LLC
1,420,000	4.900%, 3/11/2026	1,431,118
2,270,000	5.000%, 9/20/2037	2,107,786
	Gray Television, Inc.
1,690,000	5.875%, 7/15/2026[f]	1,575,587
	Intelsat Jackson Holdings SA
910,000	8.500%, 10/15/2024[f]	882,700
	Level 3 Communications, Inc.
2,080,000	5.375%, 1/15/2024	1,981,200
	Level 3 Financing, Inc.
700,000	5.375%, 5/1/2025	656,250
	Moody’s Corporation
770,000	2.750%, 12/15/2021	755,101
	Neptune Finco Corporation
1,769,000	10.875%, 10/15/2025[f]	1,986,445
	Netflix, Inc.
1,895,000	4.875%, 4/15/2028	1,729,188
	Nexstar Escrow Corporation
781,000	5.625%, 8/1/2024[f]	730,235
	Omnicom Group, Inc.
530,000	3.600%, 4/15/2026	501,796
	SES Global Americas Holdings GP
620,000	2.500%, 3/25/2019[f]	618,513
	Sprint Communications, Inc.
1,485,000	6.000%, 11/15/2022	1,457,275
	Sprint Corporation
1,405,000	7.625%, 2/15/2025	1,405,000
	Telecom Italia SPA
1,400,000	5.303%, 5/30/2024[f]	1,330,000
	Telefonica Emisiones SAU
1,375,000	4.665%, 3/6/2038	1,245,155
	Time Warner Entertainment Company, LP
1,341,000	8.375%, 3/15/2023	1,529,767
	Verizon Communications, Inc.
1,475,000	3.500%, 11/1/2021	1,490,734
2,304,000	5.150%, 9/15/2023	2,453,534
1,311,000	3.376%, 2/15/2025	1,271,928
575,000	3.716%, (LIBOR 3M + 1.100%), 5/15/2025[b]	557,537
859,000	4.272%, 1/15/2036	804,775
2,272,000	4.862%, 8/21/2046	2,235,822
1,796,000	4.522%, 9/15/2048	1,684,905
	Viacom, Inc.
560,000	4.250%, 9/1/2023	557,779
1,095,000	6.875%, 4/30/2036	1,176,187
840,000	5.850%, 9/1/2043	821,950
	Virgin Media Secured Finance plc
1,725,000	5.250%, 1/15/2026[f]	1,580,531
	Windstream Services, LLC
1,150,000	8.625%, 10/31/2025[f]	1,023,500

	Total	86,409,993

Consumer Cyclical (1.3%)
	Amazon.com, Inc.
710,000	3.150%, 8/22/2027	685,460
1,420,000	3.875%, 8/22/2037	1,380,364
852,000	4.050%, 8/22/2047	833,721
	American Honda Finance Corporation
1,075,000	2.000%, 2/14/2020	1,062,341
	Aptiv plc
1,280,000	3.150%, 11/19/2020	1,270,406
	Cinemark USA, Inc.
2,695,000	4.875%, 6/1/2023	2,587,200
	D.R. Horton, Inc.
1,175,000	2.550%, 12/1/2020	1,146,492
	Daimler Finance North America, LLC
1,120,000	3.140%, (LIBOR 3M + 0.620%), 10/30/2019[b,f]	1,121,168
1,025,000	3.132%, (LIBOR 3M + 0.550%), 5/4/2021[b,f]	1,015,871
	Delphi Jersey Holdings plc
1,795,000	5.000%, 10/1/2025[f]	1,510,923
	Ford Motor Credit Company, LLC
1,000,000	2.943%, 1/8/2019	1,000,003
1,060,000	2.262%, 3/28/2019	1,056,959
100,000	8.125%, 1/15/2020	103,807
560,000	2.459%, 3/27/2020	548,131
420,000	3.200%, 1/15/2021	406,954
385,000	4.083%, (LIBOR 3M + 1.270%), 3/28/2022[b]	367,878
1,500,000	2.979%, 8/3/2022	1,383,677
	General Motors Company
1,365,000	3.667%, (LIBOR 3M + 0.900%), 9/10/2021[b]	1,327,160
1,550,000	5.000%, 10/1/2028	1,469,523

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (44.8%)	Value
Consumer Cyclical (1.3%) - continued
	General Motors Financial Company, Inc.
$425,000	3.366%, (LIBOR 3M + 0.930%), 4/13/2020[b]	$422,343
512,000	4.200%, 3/1/2021	511,665
1,210,000	3.258%, (LIBOR 3M + 0.850%), 4/9/2021[b]	1,182,460
1,250,000	3.150%, 6/30/2022	1,191,552
560,000	3.950%, 4/13/2024	531,800
1,240,000	4.300%, 7/13/2025	1,175,219
	Home Depot, Inc.
1,330,000	5.400%, 9/15/2040	1,524,961
840,000	4.250%, 4/1/2046	838,333
1,400,000	3.900%, 6/15/2047	1,322,775
	Hyundai Capital America
1,200,000	2.550%, 4/3/2020[f]	1,184,674
768,000	3.000%, 10/30/2020[f]	759,153
	Jaguar Land Rover Automotive plc
1,500,000	5.625%, 2/1/2023[f,h]	1,391,250
	KB Home
1,141,000	4.750%, 5/15/2019	1,138,147
	L Brands, Inc.
1,500,000	5.625%, 2/15/2022	1,494,375
	Landry’s, Inc.
1,600,000	6.750%, 10/15/2024[f]	1,508,000
	Lear Corporation
1,200,000	5.250%, 1/15/2025	1,233,050
	Lennar Corporation
825,000	4.125%, 1/15/2022	792,000
2,185,000	4.875%, 12/15/2023	2,097,600
840,000	4.500%, 4/30/2024	793,800
	Live Nation Entertainment, Inc.
1,020,000	5.375%, 6/15/2022[f]	1,012,350
925,000	5.625%, 3/15/2026[f]	904,187
	Macy’s Retail Holdings, Inc.
1,690,000	2.875%, 2/15/2023[h]	1,564,710
	Mastercard, Inc.
1,660,000	3.950%, 2/26/2048	1,651,107
	McDonald’s Corporation
730,000	2.750%, 12/9/2020	724,787
1,120,000	2.625%, 1/15/2022	1,095,188
1,365,000	4.450%, 3/1/2047	1,306,890
	MGM Resorts International
2,115,000	6.000%, 3/15/2023	2,125,575
	New Red Finance, Inc.
1,750,000	4.250%, 5/15/2024[f]	1,611,418
	Nissan Motor Acceptance Corporation
840,000	2.150%, 9/28/2020[f]	816,108
	Prime Security Services Borrower, LLC
1,897,000	9.250%, 5/15/2023[f]	1,956,281
	Scientific Games International, Inc.
1,625,000	5.000%, 10/15/2025[f]	1,450,313
	Six Flags Entertainment Corporation
2,790,000	4.875%, 7/31/2024[f]	2,629,575
	VOC Escrow, Ltd.
1,750,000	5.000%, 2/15/2028[f]	1,614,375
	Volkswagen Group of America Finance, LLC
1,500,000	4.250%, 11/13/2023[f]	1,487,611
1,000,000	4.750%, 11/13/2028[f]	969,084

	Total	64,290,754

Consumer Non-Cyclical (2.3%)
	Abbott Laboratories
1,440,000	2.900%, 11/30/2021	1,425,682
490,000	3.400%, 11/30/2023	488,473
2,250,000	4.750%, 11/30/2036	2,349,370
380,000	4.900%, 11/30/2046	399,436
	AbbVie, Inc.
2,070,000	2.500%, 5/14/2020	2,050,057
1,320,000	3.600%, 5/14/2025	1,266,680
560,000	4.700%, 5/14/2045	509,922
	Altria Group, Inc.
560,000	2.850%, 8/9/2022	537,560
700,000	2.625%, 9/16/2026	611,805
	Amgen, Inc.
1,680,000	2.200%, 5/11/2020	1,658,573
512,000	2.700%, 5/1/2022	501,342
475,000	3.125%, 5/1/2025	454,681
	Anheuser-Busch Companies, LLC
2,839,000	3.650%, 2/1/2026[f]	2,683,536
2,240,000	4.700%, 2/1/2036[f]	2,085,871
	Anheuser-Busch InBev Finance, Inc.
550,000	3.819%, (LIBOR 3M + 1.260%), 2/1/2021[b]	553,011
	Anheuser-Busch InBev Worldwide, Inc.
2,725,000	4.750%, 4/15/2058	2,375,641
820,000	3.165%, (LIBOR 3M + 0.740%), 1/12/2024[b]	795,974
1,350,000	4.375%, 4/15/2038	1,205,799
1,350,000	4.600%, 4/15/2048	1,211,915
	Anthem, Inc.
1,400,000	4.625%, 5/15/2042	1,351,138
	BAT Capital Corporation
568,000	2.297%, 8/14/2020	554,465
852,000	3.222%, 8/15/2024	784,660
1,136,000	4.540%, 8/15/2047	905,463
	Baxalta, Inc.
569,000	4.000%, 6/23/2025	556,534
	Bayer U.S. Finance II, LLC
1,380,000	4.250%, 12/15/2025[f]	1,343,724
1,350,000	4.875%, 6/25/2048[f]	1,214,891
	Becton, Dickinson and Company
1,214,000	3.734%, 12/15/2024	1,172,626
1,650,000	3.700%, 6/6/2027	1,559,873
840,000	4.669%, 6/6/2047	791,133
	Boston Scientific Corporation
435,000	6.000%, 1/15/2020	445,941
525,000	3.850%, 5/15/2025	516,697
750,000	4.000%, 3/1/2028	728,405
840,000	7.375%, 1/15/2040	1,098,614
	Bunge, Ltd. Finance Corporation
300,000	3.500%, 11/24/2020	299,215
	Celgene Corporation
2,285,000	2.875%, 8/15/2020	2,268,791
	Church & Dwight Company, Inc.
310,000	2.450%, 12/15/2019	307,178
	Cigna Corporation
290,000	3.326%, (LIBOR 3M + 0.890%), 7/15/2023[b,f]	285,581

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (44.8%)	Value
Consumer Non-Cyclical (2.3%) - continued
$1,050,000	4.125%, 11/15/2025[f]	$1,049,008
2,260,000	3.050%, 10/15/2027	2,068,522
1,325,000	4.800%, 8/15/2038[f]	1,313,867
	Clorox Company
1,680,000	3.100%, 10/1/2027	1,596,224
	Conagra Brands, Inc.
600,000	3.800%, 10/22/2021	600,185
935,000	4.300%, 5/1/2024	929,291
	Constellation Brands, Inc.
1,120,000	3.600%, 2/15/2028	1,032,064
	CVS Caremark Corporation
275,000	4.000%, 12/5/2023	275,768
	CVS Health Corporation
278,000	3.350%, 3/9/2021	277,071
556,000	3.700%, 3/9/2023	550,016
1,370,000	4.100%, 3/25/2025	1,357,977
3,370,000	4.875%, 7/20/2035	3,260,164
2,480,000	4.780%, 3/25/2038	2,379,066
1,380,000	5.050%, 3/25/2048	1,343,985
	EMD Finance, LLC
1,128,000	2.950%, 3/19/2022[f]	1,111,299
	Energizer Holdings, Inc.
1,900,000	5.500%, 6/15/2025[f]	1,714,750
	Express Scripts Holding Company
560,000	3.000%, 7/15/2023	538,953
1,685,000	4.800%, 7/15/2046	1,617,494
	Forest Laboratories, LLC
300,000	4.875%, 2/15/2021[f]	307,273
	Grupo Bimbo SAB de CV
860,000	4.700%, 11/10/2047[f]	773,622
	HCA, Inc.
1,070,000	5.250%, 6/15/2026	1,061,975
1,105,000	4.500%, 2/15/2027	1,044,225
	Imperial Tobacco Finance plc
1,250,000	2.950%, 7/21/2020[f]	1,231,130
	JBS USA, LLC
1,450,000	5.750%, 6/15/2025[f]	1,384,750
	Kimberly-Clark Corporation
1,410,000	3.900%, 5/4/2047	1,358,818
	Kraft Foods Group, Inc.
1,056,000	5.000%, 6/4/2042	945,449
	Kraft Heinz Foods Company
1,650,000	3.375%, 6/15/2021	1,645,961
	Kroger Company
710,000	2.800%, 8/1/2022	691,911
	Laboratory Corporation of America Holdings
360,000	2.625%, 2/1/2020	357,457
	Maple Escrow Subsidiary, Inc.
1,100,000	3.551%, 5/25/2021[f]	1,098,292
	Mead Johnson Nutrition Company
512,000	3.000%, 11/15/2020	510,402
	Medtronic, Inc.
4,070,000	4.375%, 3/15/2035	4,171,305
560,000	4.625%, 3/15/2045	587,928
	Merck & Company, Inc.
385,000	2.990%, (LIBOR 3M + 0.375%), 2/10/2020[b]	385,242
260,000	3.700%, 2/10/2045	250,074
	Mondelez International Holdings Netherlands BV
1,200,000	2.000%, 10/28/2021[f]	1,149,709
	Mondelez International, Inc.
418,000	3.061%, (LIBOR 3M + 0.520%), 2/1/2019[b]	418,006
	Mylan NV
580,000	5.250%, 6/15/2046	489,311
	Mylan, Inc.
260,000	3.125%, 1/15/2023[f]	243,796
980,000	4.550%, 4/15/2028[f]	913,915
	Nestle Holdings, Inc.
2,400,000	3.900%, 9/24/2038[f]	2,330,585
	PepsiCo, Inc.
1,032,000	2.850%, 2/24/2026	987,109
	Perrigo Finance Unlimited Company
1,340,000	4.900%, 12/15/2044	1,109,822
	Reynolds American, Inc.
1,563,000	5.700%, 8/15/2035	1,527,587
	Roche Holdings, Inc.
768,000	4.000%, 11/28/2044[f]	778,385
	Shire Acquisitions Investments Ireland Designated Activity Company
1,680,000	2.400%, 9/23/2021	1,624,462
	Simmons Foods, Inc.
1,795,000	5.750%, 11/1/2024[f]	1,274,450
	Smithfield Foods, Inc.
1,320,000	2.700%, 1/31/2020[f]	1,301,980
820,000	2.650%, 10/3/2021[f]	783,643
	Teleflex, Inc.
560,000	4.875%, 6/1/2026	534,800
	Tenet Healthcare Corporation
2,285,000	8.125%, 4/1/2022	2,290,712
	Thermo Fisher Scientific, Inc.
396,000	3.000%, 4/15/2023	385,241
	TreeHouse Foods, Inc.
760,000	4.875%, 3/15/2022	746,700
	Tyson Foods, Inc.
560,000	3.550%, 6/2/2027	521,821
	UnitedHealth Group, Inc.
200,000	3.350%, 7/15/2022	200,907
1,400,000	2.950%, 10/15/2027	1,323,427
2,470,000	4.625%, 7/15/2035	2,624,454
	VRX Escrow Corporation
3,245,000	6.125%, 4/15/2025[f]	2,831,263
	Zimmer Biomet Holdings, Inc.
1,725,000	3.554%, (LIBOR 3M + 0.750%), 3/19/2021[b]	1,708,847
	Zoetis, Inc.
1,870,000	4.700%, 2/1/2043	1,898,460

	Total	110,171,167

Energy (1.9%)
	Anadarko Petroleum Corporation
1,338,000	4.850%, 3/15/2021	1,369,906
1,400,000	5.550%, 3/15/2026	1,466,935
	Antero Resources Corporation
1,775,000	5.125%, 12/1/2022	1,668,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (44.8%)	Value
Energy (1.9%) - continued
	BP Capital Markets America, Inc.
$285,000	3.119%, 5/4/2026	$271,323
	BP Capital Markets plc
1,560,000	3.535%, 11/4/2024	1,545,388
1,960,000	3.279%, 9/19/2027	1,866,633
	Canadian Natural Resources, Ltd.
1,005,000	3.450%, 11/15/2021	997,719
478,000	6.250%, 3/15/2038	524,857
	Canadian Oil Sands, Ltd.
750,000	9.400%, 9/1/2021[f]	836,429
	Cheniere Corpus Christi Holdings, LLC
1,560,000	7.000%, 6/30/2024	1,645,800
1,635,000	5.875%, 3/31/2025	1,626,825
	Cheniere Energy Partners, LP
2,165,000	5.625%, 10/1/2026[f]	2,024,275
	Chesapeake Energy Corporation
900,000	7.000%, 10/1/2024	778,500
	ConocoPhillips
1,400,000	6.500%, 2/1/2039	1,740,606
	Continental Resources, Inc.
1,120,000	5.000%, 9/15/2022	1,111,997
1,375,000	4.375%, 1/15/2028	1,294,288
	Dominion Gas Holdings, LLC
1,475,000	2.500%, 12/15/2019	1,464,042
	El Paso Pipeline Partners Operating Company, LLC
840,000	4.300%, 5/1/2024	839,989
	Enbridge Energy Partners, LP
1,400,000	5.875%, 10/15/2025	1,517,457
	Enbridge, Inc.
975,000	2.900%, 7/15/2022	943,521
	Encana Corporation
230,000	3.900%, 11/15/2021	230,185
	Energy Transfer Partners, LP
765,000	4.900%, 3/15/2035	685,830
600,000	5.150%, 2/1/2043	520,523
	Energy Transfer Equity, LP
1,450,000	5.500%, 6/1/2027	1,413,750
	Energy Transfer Operating, LP
450,000	4.200%, 9/15/2023	443,465
1,340,000	6.000%, 6/15/2048	1,306,475
	Eni SPA
1,365,000	4.000%, 9/12/2023[f]	1,343,981
	EnLink Midstream Partners, LP
575,000	4.150%, 6/1/2025	518,606
420,000	4.850%, 7/15/2026	378,924
	Enterprise Products Operating, LLC
758,000	5.100%, 2/15/2045	761,709
	EQM Midstream Partners LP
1,365,000	4.750%, 7/15/2023	1,358,606
	EQT Corporation
754,000	8.125%, 6/1/2019	766,797
1,410,000	3.900%, 10/1/2027	1,216,217
	Exxon Mobil Corporation
420,000	4.114%, 3/1/2046	427,916
	Hess Corporation
2,115,000	3.500%, 7/15/2024	1,989,639
845,000	6.000%, 1/15/2040	775,321
	Kinder Morgan Energy Partners, LP
765,000	3.500%, 3/1/2021	763,049
1,400,000	6.500%, 9/1/2039	1,494,425
	Kinder Morgan, Inc.
1,250,000	6.500%, 9/15/2020	1,309,314
	Magellan Midstream Partners, LP
750,000	5.000%, 3/1/2026	784,318
	Marathon Oil Corporation
840,000	2.700%, 6/1/2020	827,465
1,960,000	6.600%, 10/1/2037	2,198,931
	Marathon Petroleum Corporation
375,000	3.400%, 12/15/2020	374,810
1,680,000	4.750%, 12/15/2023[f]	1,723,730
1,136,000	6.500%, 3/1/2041	1,226,756
	MPLX, LP
1,680,000	4.875%, 6/1/2025	1,693,941
850,000	4.125%, 3/1/2027	809,728
	Nabors Industries, Inc.
885,000	5.750%, 2/1/2025	670,258
	Newfield Exploration Company
1,960,000	5.625%, 7/1/2024	1,984,500
	ONEOK Partners, LP
830,000	3.800%, 3/15/2020	831,393
	Parsley Energy, LLC
765,000	5.625%, 10/15/2027[f]	695,194
	PBF Holding Company, LLC
1,355,000	7.250%, 6/15/2025	1,273,700
	Petroleos Mexicanos
1,069,000	6.000%, 3/5/2020	1,088,509
299,000	2.378%, 4/15/2025	295,164
790,000	6.750%, 9/21/2047	653,243
	Phillips 66
1,130,000	3.900%, 3/15/2028	1,092,217
	Pioneer Natural Resources Company
500,000	4.450%, 1/15/2026	505,054
	Plains All American Pipeline, LP
1,300,000	5.000%, 2/1/2021	1,322,172
	Regency Energy Partners, LP
1,120,000	5.875%, 3/1/2022	1,165,279
1,450,000	5.000%, 10/1/2022	1,479,705
	Sabine Pass Liquefaction, LLC
840,000	6.250%, 3/15/2022	883,216
1,000,000	5.625%, 4/15/2023	1,053,524
1,140,000	5.750%, 5/15/2024	1,194,841
1,440,000	5.625%, 3/1/2025	1,495,968
	Schlumberger Holdings Corporation
1,380,000	4.000%, 12/21/2025[f]	1,362,757
	Shell International Finance BV
360,000	3.068%, (LIBOR 3M + 0.450%), 5/11/2020[b]	360,482
	Southwestern Energy Company
1,860,000	7.500%, 4/1/2026	1,757,700
	SRC Energy, Inc.
1,045,000	6.250%, 12/1/2025	867,350
	Suncor Energy, Inc.
780,000	3.600%, 12/1/2024	762,859
	Sunoco, LP
625,000	5.500%, 2/15/2026	592,187
935,000	5.875%, 3/15/2028	874,580
	Tallgrass Energy Partners, LP
2,690,000	5.500%, 1/15/2028[f]	2,582,400
	Targa Resources Partners, LP
525,000	5.250%, 5/1/2023	514,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (44.8%)	Value
Energy (1.9%) - continued
	Transocean Guardian, Ltd.
$1,785,000	5.875%, 1/15/2024[f]	$1,709,138
	W&T Offshore, Inc.
860,000	9.750%, 11/1/2023[f]	752,500
	Weatherford International, Ltd.
458,000	4.500%, 4/15/2022	267,930
1,590,000	8.250%, 6/15/2023[h]	957,975
	Western Gas Partners, LP
1,120,000	4.000%, 7/1/2022	1,110,355
560,000	4.500%, 3/1/2028	523,747
	Williams Companies, Inc.
1,400,000	7.500%, 1/15/2031	1,672,283
	Williams Partners, LP
700,000	4.000%, 11/15/2021	702,694
375,000	3.600%, 3/15/2022	368,168
710,000	4.500%, 11/15/2023	713,696
1,120,000	6.300%, 4/15/2040	1,188,240
	Woodside Finance, Ltd.
1,400,000	3.650%, 3/5/2025[f]	1,330,329
565,000	3.700%, 3/15/2028[f]	522,903
	WPX Energy, Inc.
1,210,000	5.750%, 6/1/2026	1,095,050

	Total	93,153,161

Financials (5.3%)
	ABN AMRO Bank NV
1,050,000	4.750%, 7/28/2025[f]	1,044,689
	ACE INA Holdings, Inc.
737,000	4.350%, 11/3/2045	759,798
	AerCap Ireland Capital, Ltd.
550,000	3.750%, 5/15/2019	549,960
560,000	4.625%, 10/30/2020	563,801
1,420,000	5.000%, 10/1/2021	1,442,266
980,000	3.500%, 1/15/2025	894,498
	Air Lease Corporation
1,400,000	3.375%, 1/15/2019	1,399,875
1,125,000	2.500%, 3/1/2021	1,096,682
	Aircastle, Ltd.
1,650,000	5.000%, 4/1/2023	1,656,389
	Ally Financial, Inc.
960,000	3.750%, 11/18/2019	956,400
1,050,000	4.125%, 3/30/2020	1,038,933
	American Express Company
856,000	2.200%, 10/30/2020	840,390
	American Express Credit Corporation
590,000	3.351%, (LIBOR 3M + 0.550%), 3/18/2019[b]	590,332
1,692,000	1.875%, 5/3/2019	1,685,759
2,015,000	2.200%, 3/3/2020	1,993,186
	American International Group, Inc.
320,000	3.300%, 3/1/2021	318,904
768,000	4.125%, 2/15/2024	771,091
1,705,000	3.750%, 7/10/2025	1,633,237
1,560,000	3.900%, 4/1/2026	1,502,937
	Ares Capital Corporation
2,230,000	3.875%, 1/15/2020	2,234,454
	ASP AMC Merger Sub, Inc.
960,000	8.000%, 5/15/2025[f]	508,800
	AvalonBay Communities, Inc.
1,125,000	3.500%, 11/15/2025	1,109,794
	Aviation Capital Group, LLC
1,135,000	2.875%, 1/20/2022[f]	1,098,202
	Banco Santander SA
2,200,000	6.375%, 5/19/2019[b,k]	2,101,629
1,200,000	3.545%, (LIBOR 3M + 1.120%), 4/12/2023[b]	1,176,701
	Bank of America Corporation
500,000	3.266%, (LIBOR 3M + 0.870%), 4/1/2019[b]	500,736
705,000	2.369%, 7/21/2021[b]	692,366
850,000	2.328%, 10/1/2021[b]	833,385
700,000	3.499%, 5/17/2022[b]	700,079
1,065,000	3.300%, 1/11/2023	1,048,816
1,130,000	2.881%, 4/24/2023[b]	1,098,979
1,056,000	4.000%, 4/1/2024	1,061,778
3,080,000	4.000%, 1/22/2025	3,001,617
1,400,000	3.093%, 10/1/2025[b]	1,327,364
795,000	3.500%, 4/19/2026	765,688
1,704,000	4.183%, 11/25/2027	1,638,765
1,160,000	3.824%, 1/20/2028[b]	1,125,919
1,322,000	5.875%, 2/7/2042	1,537,508
	Bank of Montreal
1,090,000	2.896%, (LIBOR 3M + 0.460%), 4/13/2021[b]	1,083,472
	Bank of New York Mellon Corporation
1,280,000	2.500%, 4/15/2021	1,264,192
	Bank of Nova Scotia
2,200,000	2.909%, (LIBOR 3M + 0.440%), 4/20/2021[b]	2,187,697
1,200,000	2.700%, 3/7/2022	1,173,762
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
265,000	2.850%, 9/8/2021[f]	261,359
	Barclays Bank plc
264,000	10.179%, 6/12/2021[f]	296,764
	Barclays plc
1,825,000	3.250%, 1/12/2021	1,787,219
1,300,000	4.610%, 2/15/2023[b]	1,288,974
1,039,000	3.650%, 3/16/2025	957,687
	BB&T Corporation
325,000	3.151%, (LIBOR 3M + 0.715%), 1/15/2020[b]	325,626
	BNP Paribas SA
1,000,000	4.375%, 3/1/2033[b,f]	936,645
	Boston Properties, LP
850,000	4.500%, 12/1/2028	869,611
	BPCE SA
725,000	3.000%, 5/22/2022[f]	700,306
1,960,000	3.500%, 10/23/2027[f]	1,780,811
	Capital One Financial Corporation
980,000	2.500%, 5/12/2020	967,179
2,500,000	3.450%, 4/30/2021	2,494,779
1,120,000	3.050%, 3/9/2022	1,092,322
	Capital One NA
700,000	2.350%, 1/31/2020	691,046
	Cboe Global Markets, Inc.
630,000	1.950%, 6/28/2019	626,718
	CIT Group, Inc.
2,075,000	5.000%, 8/15/2022	2,046,469
	Citigroup, Inc.
415,000	3.180%, (LIBOR 3M + 0.770%), 4/8/2019[b]	415,353
625,000	2.700%, 3/30/2021	615,442

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (44.8%)	Value
Financials (5.3%) - continued
$1,275,000	2.750%, 4/25/2022	$1,236,180
690,000	4.050%, 7/30/2022	693,102
840,000	3.142%, 1/24/2023[b]	825,055
1,990,000	4.400%, 6/10/2025	1,948,345
1,120,000	3.200%, 10/21/2026	1,034,320
1,704,000	3.668%, 7/24/2028[b]	1,610,640
840,000	4.125%, 7/25/2028	788,773
1,400,000	3.520%, 10/27/2028[b]	1,306,388
1,660,000	3.878%, 1/24/2039[b]	1,492,050
828,000	4.650%, 7/23/2048	810,351
	Citizens Bank NA
1,165,000	2.200%, 5/26/2020	1,148,137
	Comerica, Inc.
435,000	3.700%, 7/31/2023	434,731
	Commerzbank AG
1,400,000	8.125%, 9/19/2023[f]	1,535,716
	Commonwealth Bank of Australia
840,000	2.250%, 3/10/2020[f]	832,489
1,660,000	3.488%, (LIBOR 3M + 0.700%), 3/16/2023[b,f]	1,643,334
	Compass Bank
145,000	2.750%, 9/29/2019	144,240
1,150,000	3.500%, 6/11/2021	1,146,750
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1,560,000	3.950%, 11/9/2022	1,554,828
3,360,000	4.625%, 12/1/2023	3,406,582
	Credit Agricole SA
485,000	3.236%, (LIBOR 3M + 0.800%), 4/15/2019[b,f]	485,680
1,700,000	3.375%, 1/10/2022[f]	1,672,104
	Credit Suisse AG
512,000	5.400%, 1/14/2020	519,863
	Credit Suisse Group AG
1,400,000	2.997%, 12/14/2023[b,f]	1,332,149
775,000	7.250%, 9/12/2025[b,f,k]	731,096
1,065,000	3.869%, 1/12/2029[b,f]	991,360
	Credit Suisse Group Funding, Ltd.
1,200,000	3.125%, 12/10/2020	1,188,023
1,024,000	3.750%, 3/26/2025	979,616
	Deutsche Bank AG
846,000	2.700%, 7/13/2020	822,719
1,630,000	3.375%, 5/12/2021	1,572,967
700,000	4.250%, 10/14/2021	684,397
1,650,000	4.875%, 12/1/2032[b]	1,282,941
	Digital Realty Trust LP
1,125,000	3.400%, 10/1/2020	1,121,203
	Discover Bank
1,135,000	8.700%, 11/18/2019	1,183,782
805,000	3.100%, 6/4/2020	799,368
1,410,000	4.682%, 8/9/2028[b]	1,379,826
	Duke Realty, LP
260,000	3.875%, 2/15/2021	262,155
780,000	4.375%, 6/15/2022	799,457
	ERP Operating, LP
267,000	3.375%, 6/1/2025	262,465
	European Investment Bank
755,000	1.875%, 3/15/2019	754,207
	Fidelity National Financial, Inc.
1,125,000	5.500%, 9/1/2022	1,189,969
	Fifth Third Bancorp
548,000	2.875%, 7/27/2020	544,606
310,000	2.875%, 10/1/2021	306,326
915,000	2.600%, 6/15/2022	890,020
	Five Corners Funding Trust
2,450,000	4.419%, 11/15/2023[f]	2,520,340
	GE Capital International Funding Company
5,940,000	4.418%, 11/15/2035	4,997,365
	Goldman Sachs Group, Inc.
3,035,000	5.375%, 3/15/2020	3,102,472
460,000	3.637%, (LIBOR 3M + 1.160%), 4/23/2020[b]	461,590
1,975,000	5.375%, 5/10/2020[b,k]	1,908,383
3,448,000	5.250%, 7/27/2021	3,579,200
1,685,000	2.876%, 10/31/2022[b]	1,636,413
1,120,000	2.908%, 6/5/2023[b]	1,075,137
1,980,000	3.691%, 6/5/2028[b]	1,841,176
2,460,000	4.750%, 10/21/2045	2,348,622
	Hartford Financial Services Group, Inc.
2,150,000	5.125%, 4/15/2022	2,253,686
	HCP, Inc.
1,280,000	4.000%, 12/1/2022	1,278,067
520,000	3.400%, 2/1/2025	492,310
	HSBC Holdings plc
2,025,000	3.400%, 3/8/2021	2,019,005
1,075,000	6.875%, 6/1/2021[b,k]	1,104,831
925,000	2.650%, 1/5/2022	897,330
850,000	3.600%, 5/25/2023	845,095
1,040,000	3.900%, 5/25/2026	997,027
	HSBC USA, Inc.
1,475,000	2.350%, 3/5/2020	1,459,925
	Icahn Enterprises, LP
750,000	6.750%, 2/1/2024	742,500
885,000	6.375%, 12/15/2025	851,812
	ING Groep NV
855,000	3.150%, 3/29/2022	840,631
1,050,000	4.100%, 10/2/2023	1,049,295
	International Lease Finance Corporation
550,000	5.875%, 8/15/2022	576,073
	Intesa Sanpaolo SPA
860,000	3.125%, 7/14/2022[f]	795,128
	Iron Mountain, Inc.
1,885,000	6.000%, 8/15/2023	1,908,562
	J.P. Morgan Chase & Company
365,000	2.250%, 1/23/2020	361,324
1,200,000	3.418%, (LIBOR 3M + 0.680%), 6/1/2021[b]	1,192,704
670,000	2.295%, 8/15/2021	653,653
1,220,000	4.500%, 1/24/2022	1,257,017
1,140,000	2.972%, 1/15/2023	1,111,413
768,000	3.200%, 1/25/2023	756,768
1,400,000	2.700%, 5/18/2023	1,344,660
565,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	564,857
1,040,000	3.625%, 5/13/2024	1,032,998
2,040,000	3.125%, 1/23/2025	1,944,348
2,525,000	3.900%, 7/15/2025	2,503,204
105,000	3.300%, 4/1/2026	100,045
1,350,000	4.203%, 7/23/2029[b]	1,346,718
1,000,000	4.452%, 12/5/2029[b]	1,017,780
1,700,000	3.882%, 7/24/2038[b]	1,548,879

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (44.8%)	Value
Financials (5.3%) - continued
	J.P. Morgan Chase Bank NA
$780,000	3.086%, 4/26/2021[b]	$776,739
	KeyBank NA
860,000	2.350%, 3/8/2019	858,892
	KeyCorp
1,080,000	2.900%, 9/15/2020	1,072,706
	Kimco Realty Corporation
2,272,000	3.300%, 2/1/2025	2,166,419
	Kookmin Bank
900,000	1.625%, 8/1/2019[f]	890,249
	Liberty Mutual Group, Inc.
560,000	4.950%, 5/1/2022[f]	577,347
	Liberty Property, LP
1,417,000	3.750%, 4/1/2025	1,381,132
	Lloyds Bank plc
750,000	3.079%, (LIBOR 3M + 0.490%), 5/7/2021[b]	742,439
	Lloyds Banking Group plc
1,405,000	2.907%, 11/7/2023[b]	1,328,509
	MassMutual Global Funding
920,000	2.750%, 6/22/2024[f]	881,682
	MetLife, Inc.
1,025,000	4.050%, 3/1/2045	950,127
	Mitsubishi UFJ Financial Group, Inc.
930,000	2.190%, 9/13/2021	897,731
1,680,000	3.455%, 3/2/2023	1,669,590
1,420,000	3.287%, 7/25/2027	1,353,706
	Morgan Stanley
560,000	5.550%, 7/15/2020[b,k]	543,480
675,000	2.500%, 4/21/2021	661,422
1,400,000	2.625%, 11/17/2021	1,366,376
530,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[b]	528,262
1,260,000	2.750%, 5/19/2022	1,225,771
660,000	4.875%, 11/1/2022	680,090
1,120,000	3.125%, 1/23/2023	1,093,312
975,000	4.000%, 7/23/2025	962,316
1,350,000	4.350%, 9/8/2026	1,312,597
1,704,000	3.591%, 7/22/2028[b]	1,610,522
1,400,000	3.772%, 1/24/2029[b]	1,340,277
	MPT Operating Partnership, LP
1,535,000	6.375%, 3/1/2024	1,573,375
	Nasdaq, Inc.
655,000	3.850%, 6/30/2026	630,710
	National City Corporation
1,519,000	6.875%, 5/15/2019	1,539,850
	New York Life Global Funding
840,000	2.300%, 6/10/2022[f]	809,646
	Park Aerospace Holdings, Ltd.
1,690,000	5.500%, 2/15/2024[f]	1,630,850
	Prudential Financial, Inc.
315,000	2.350%, 8/15/2019	313,522
	Quicken Loans, Inc.
2,665,000	5.750%, 5/1/2025[f]	2,491,775
	Realty Income Corporation
1,120,000	4.125%, 10/15/2026	1,127,051
	Regency Centers, LP
1,680,000	4.125%, 3/15/2028	1,659,730
	Regions Financial Corporation
768,000	3.200%, 2/8/2021	763,062
	Reinsurance Group of America, Inc.
1,154,000	5.000%, 6/1/2021	1,198,055
965,000	4.700%, 9/15/2023	1,006,899
	Reliance Standard Life Global Funding II
395,000	2.500%, 4/24/2019[f]	394,029
	Royal Bank of Scotland Group plc
1,400,000	8.625%, 8/15/2021[b,k]	1,449,000
800,000	3.875%, 9/12/2023	766,901
1,705,000	5.125%, 5/28/2024	1,652,995
	Santander UK Group Holdings plc
896,000	2.875%, 10/16/2020	880,368
	Simon Property Group, LP
330,000	2.500%, 9/1/2020	326,375
1,115,000	2.750%, 2/1/2023	1,080,781
1,120,000	4.250%, 11/30/2046	1,079,967
	SITE Centers Corporation
374,000	4.625%, 7/15/2022	383,992
	Skandinaviska Enskilda Banken AB
615,000	2.375%, 3/25/2019[f]	613,866
	Societe Generale SA
840,000	4.750%, 11/24/2025[f]	830,146
	Standard Chartered plc
1,929,000	2.100%, 8/19/2019[f]	1,912,088
	State Street Corporation
510,000	3.540%, (LIBOR 3M + 0.900%), 8/18/2020[b]	512,323
	Sumitomo Mitsui Financial Group, Inc.
975,000	2.784%, 7/12/2022	950,001
840,000	3.102%, 1/17/2023	823,947
840,000	3.010%, 10/19/2026	788,359
	Sumitomo Mitsui Trust Bank, Ltd.
1,400,000	1.950%, 9/19/2019[f]	1,387,584
	SunTrust Banks, Inc.
1,120,000	2.250%, 1/31/2020	1,106,584
	Svenska Handelsbanken AB
715,000	3.278%, (LIBOR 3M + 0.490%), 6/17/2019[b]	715,676
	Synchrony Financial
1,879,000	3.000%, 8/15/2019	1,866,623
305,000	3.812%, (LIBOR 3M + 1.230%), 2/3/2020[b]	304,769
330,000	4.250%, 8/15/2024	303,063
1,650,000	3.950%, 12/1/2027	1,390,546
	Toronto-Dominion Bank
375,000	3.708%, (LIBOR 3M + 0.930%), 12/14/2020[b]	378,274
	UBS Group Funding Jersey, Ltd.
768,000	4.125%, 9/24/2025[f]	763,088
	UBS Group Funding Switzerland AG
1,105,000	3.491%, 5/23/2023[f]	1,077,566
	USB Realty Corporation
310,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,f,k]	268,150
	Vantiv, LLC
1,635,000	4.375%, 11/15/2025[f]	1,495,845
	Ventas Realty, LP
1,200,000	3.100%, 1/15/2023	1,170,058
1,400,000	4.000%, 3/1/2028	1,357,634

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (44.8%)	Value
Financials (5.3%) - continued
	Voya Financial, Inc.
$1,979,000	3.125%, 7/15/2024	$1,865,955
	Wells Fargo & Company
455,000	3.200%, (LIBOR 3M + 0.680%), 1/30/2020[b]	455,908
1,020,000	2.550%, 12/7/2020	1,005,423
1,280,000	2.625%, 7/22/2022	1,234,192
1,150,000	3.069%, 1/24/2023	1,120,044
1,120,000	3.450%, 2/13/2023	1,096,438
1,040,000	3.000%, 2/19/2025	980,547
600,000	3.000%, 4/22/2026	559,386
1,140,000	3.000%, 10/23/2026	1,055,891
1,930,000	4.900%, 11/17/2045	1,882,530
	Welltower, Inc.
435,000	3.950%, 9/1/2023	436,057
1,940,000	4.000%, 6/1/2025	1,915,468
	ZB NA
1,350,000	3.500%, 8/27/2021	1,345,758

	Total	256,432,206

Foreign Government (<0.1%)
	Export-Import Bank of Korea
450,000	2.250%, 1/21/2020	446,043
	Kommunalbanken AS
735,000	1.500%, 10/22/2019[f]	728,359

	Total	1,174,402

Mortgage-Backed Securities (12.0%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
68,590,000	4.000%, 1/1/2049[e]	69,922,661
	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
1,122,911	3.000%, 3/15/2045, Ser. 4741, Class GA	1,118,163
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
620,151	4.276%, (LIBOR 12M + 1.550%), 7/1/2043[b]	638,391
147,625,000	3.500%, 1/1/2049[e]	147,645,508
135,100,000	4.000%, 1/1/2049[e]	137,762,554
150,830,000	4.500%, 1/1/2049[e]	156,258,498
36,125,000	5.000%, 1/1/2049[e]	37,851,294
	Government National Mortgage Association Conventional 30-Yr. Pass Through
27,700,000	4.500%, 1/1/2049[e]	28,663,260

	Total	579,860,329

Technology (1.1%)
	Amphenol Corporation
318,000	2.550%, 1/30/2019	317,791
	Apple, Inc.
360,000	2.918%, (LIBOR 3M + 0.300%), 5/6/2020[b]	359,982
690,000	3.000%, 2/9/2024	681,373
1,120,000	3.200%, 5/11/2027	1,081,501
1,505,000	3.000%, 6/20/2027	1,434,997
2,250,000	3.000%, 11/13/2027	2,139,500
1,400,000	4.500%, 2/23/2036	1,484,505
768,000	4.650%, 2/23/2046	816,671
1,400,000	4.250%, 2/9/2047	1,397,130
1,975,000	3.750%, 9/12/2047	1,816,764
	Applied Materials, Inc.
560,000	3.300%, 4/1/2027	537,596
	Avnet, Inc.
820,000	3.750%, 12/1/2021	824,737
	Baidu, Inc.
1,275,000	3.000%, 6/30/2020	1,268,274
	Broadcom Corporation
851,000	3.875%, 1/15/2027	763,938
2,520,000	3.500%, 1/15/2028	2,184,630
	Cisco Systems, Inc.
480,000	3.238%, (LIBOR 3M + 0.500%), 3/1/2019[b]	480,288
	CommScope Technologies Finance, LLC
1,615,000	6.000%, 6/15/2025[f]	1,469,650
	Diamond 1 Finance Corporation
1,400,000	5.450%, 6/15/2023[f]	1,424,615
2,270,000	6.020%, 6/15/2026[f]	2,281,296
625,000	8.100%, 7/15/2036[f]	674,391
	Equinix, Inc.
1,870,000	5.750%, 1/1/2025	1,884,025
	Fidelity National Information Services, Inc.
619,000	3.625%, 10/15/2020	621,703
	Harland Clarke Holdings Corporation
1,640,000	8.375%, 8/15/2022[f]	1,494,450
	Hewlett Packard Enterprise Company
1,350,000	3.059%, (LIBOR 3M + 0.720%), 10/5/2021[b]	1,338,252
435,000	3.500%, 10/5/2021	436,179
565,000	4.400%, 10/15/2022	576,162
	Intel Corporation
685,000	3.700%, 7/29/2025	691,285
1,188,000	4.100%, 5/19/2046	1,164,942
	Marvell Technology Group, Ltd.
825,000	4.200%, 6/22/2023	822,562
1,090,000	4.875%, 6/22/2028	1,062,611
	Microsoft Corporation
1,575,000	4.750%, 11/3/2055	1,767,799
1,575,000	4.200%, 11/3/2035	1,634,453
3,350,000	3.700%, 8/8/2046	3,224,992
1,400,000	4.250%, 2/6/2047	1,471,816
	NetApp, Inc.
925,000	2.000%, 9/27/2019	914,863
	NXP BV
1,390,000	3.875%, 9/1/2022[f]	1,334,400
	NXP BV/NXP Funding, LLC
1,250,000	4.875%, 3/1/2024[f]	1,255,488
	Oracle Corporation
1,056,000	2.400%, 9/15/2023	1,013,305
2,765,000	2.950%, 5/15/2025	2,647,142
1,400,000	3.850%, 7/15/2036	1,323,739
	Seagate HDD Cayman
930,000	4.750%, 1/1/2025	825,136
	Sensata Technologies UK Financing Company plc
1,140,000	6.250%, 2/15/2026[f]	1,145,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (44.8%)	Value
Technology (1.1%) - continued
	Texas Instruments, Inc.
$1,380,000	4.150%, 5/15/2048	$1,379,063
	Tyco Electronics Group SA
284,000	3.450%, 8/1/2024	276,407
568,000	3.125%, 8/15/2027	525,701
	VMware, Inc.
265,000	2.950%, 8/21/2022	252,577

	Total	54,524,381

Transportation (0.2%)
	Air Canada Pass Through Trust
241,146	3.875%, 3/15/2023[f]	233,477
	Air Lease Corporation
435,000	3.500%, 1/15/2022	428,062
	American Airlines Pass Through Trust
1,043,385	3.375%, 5/1/2027	991,571
	Avis Budget Car Rental, LLC
1,195,000	6.375%, 4/1/2024[f,h]	1,141,225
	Burlington Northern Santa Fe, LLC
850,000	5.750%, 5/1/2040	996,550
2,485,000	5.050%, 3/1/2041	2,722,247
900,000	4.450%, 3/15/2043	917,827
	CSX Corporation
427,000	3.700%, 11/1/2023	433,333
	Delta Air Lines, Inc.
630,000	2.875%, 3/13/2020	625,735
64,465	4.950%, 11/23/2020	64,819
	J.B. Hunt Transport Services, Inc.
295,000	3.300%, 8/15/2022	292,587
	XPO Logistics, Inc.
1,178,000	6.500%, 6/15/2022[f]	1,167,692

	Total	10,015,125

U.S. Government & Agencies (11.0%)
	Federal National Mortgage Association
205,000	6.250%, 5/15/2029	263,051
	Federal National Mortgage Association - ACES
6,700,000	3.640%, 8/25/2030, Ser. 2018-M12, Class A2[b]	6,748,666
	U.S. Treasury Bonds
3,500,000	2.375%, 5/15/2027	3,429,291
3,010,000	2.250%, 11/15/2027	2,909,815
34,750,000	2.875%, 5/15/2028	35,308,854
1,075,000	4.375%, 5/15/2040	1,321,564
150,000	3.000%, 5/15/2042	150,424
27,658,000	2.500%, 5/15/2046	24,989,520
3,000,000	2.750%, 8/15/2047	2,846,319
	U.S. Treasury Bonds, TIPS
16,542,352	0.125%, 1/15/2023	15,978,253
53,660	2.375%, 1/15/2025	58,023
24,495,822	0.375%, 1/15/2027	23,269,363
29,223,830	0.375%, 7/15/2027	27,726,552
35,098	2.125%, 2/15/2040	41,258
475,613	0.750%, 2/15/2042	431,608
	U.S. Treasury Notes
14,000,000	1.000%, 10/15/2019	13,823,359
35,530,000	1.500%, 10/31/2019	35,198,150
22,270,000	1.750%, 11/30/2019	22,095,146
3,990,000	2.250%, 3/31/2020	3,973,498
69,580,000	1.375%, 9/30/2020	68,203,193
21,800,000	2.750%, 11/30/2020	21,894,672
715,000	1.875%, 12/15/2020	706,339
10,250,000	1.375%, 5/31/2021	9,984,923
58,454,000	1.125%, 8/31/2021	56,415,269
22,380,000	1.875%, 7/31/2022	21,915,938
60,030,000	2.000%, 11/30/2022	58,939,255
6,540,000	2.500%, 3/31/2023	6,540,910
640,000	1.375%, 9/30/2023	607,601
12,780,000	2.125%, 7/31/2024	12,502,256
18,910,000	2.250%, 11/15/2024	18,585,759
14,224,347	0.750%, 7/15/2028	13,924,299
	U.S. Treasury Notes, TIPS
2,133,860	0.125%, 4/15/2021	2,074,989
14,374,584	0.625%, 4/15/2023	14,136,512

	Total	526,994,629

Utilities (1.3%)
	Ameren Illinois Company
720,000	4.500%, 3/15/2049	762,438
	American Electric Power Company, Inc.
1,722,000	2.950%, 12/15/2022	1,688,437
	Appalachian Power Company
560,000	3.300%, 6/1/2027	535,303
	Arizona Public Service Company
395,000	2.200%, 1/15/2020	393,059
	Atmos Energy Corporation
600,000	3.000%, 6/15/2027	572,512
	Berkshire Hathaway Energy Company
358,000	2.400%, 2/1/2020	355,622
900,000	4.500%, 2/1/2045	899,871
	Calpine Corporation
900,000	5.375%, 1/15/2023	843,750
	CenterPoint Energy, Inc.
435,000	3.850%, 2/1/2024	437,083
750,000	4.250%, 11/1/2028	760,477
	CMS Energy Corporation
840,000	2.950%, 2/15/2027	779,863
	Commonwealth Edison Company
1,025,000	3.700%, 3/1/2045	944,784
395,000	4.350%, 11/15/2045	397,335
	Consolidated Edison, Inc.
528,000	2.000%, 5/15/2021	512,217
384,000	4.500%, 12/1/2045	387,348
	Consumers Energy Company
1,025,000	4.350%, 4/15/2049	1,066,134
	Dominion Energy, Inc.
1,070,000	2.962%, 7/1/2019	1,066,207
1,120,000	2.579%, 7/1/2020	1,102,299
	DTE Electric Company
760,000	3.700%, 3/15/2045	706,187
890,000	3.700%, 6/1/2046	828,178
	DTE Energy Company
155,000	2.400%, 12/1/2019	153,412
	Duke Energy Carolinas, LLC
1,960,000	3.700%, 12/1/2047	1,782,917
	Duke Energy Corporation
1,120,000	3.750%, 9/1/2046	969,693
	Duke Energy Florida, LLC
775,000	3.200%, 1/15/2027	750,455

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (44.8%)	Value
Utilities (1.3%) - continued
	Duke Energy Indiana, LLC
$1,085,000	3.750%, 5/15/2046	$1,001,544
	Dynegy, Inc.
1,720,000	7.375%, 11/1/2022	1,775,900
	Edison International
1,050,000	2.950%, 3/15/2023	991,802
	Emera U.S. Finance, LP
800,000	2.150%, 6/15/2019	793,462
	Energy Transfer Operating, LP
1,380,000	5.200%, 2/1/2022	1,417,142
	Eversource Energy
1,270,000	2.500%, 3/15/2021	1,248,143
	Exelon Corporation
580,000	5.100%, 6/15/2045	604,587
792,000	4.450%, 4/15/2046	754,272
	Exelon Generation Company, LLC
770,000	5.200%, 10/1/2019	779,927
970,000	2.950%, 1/15/2020	965,303
	FirstEnergy Corporation
350,000	2.850%, 7/15/2022	341,102
2,015,000	4.850%, 7/15/2047	2,018,911
	ITC Holdings Corporation
284,000	4.050%, 7/1/2023	288,616
560,000	5.300%, 7/1/2043	618,628
	MidAmerican Energy Holdings Company
1,586,000	6.500%, 9/15/2037	1,956,536
	Mississippi Power Company
800,000	3.472%, (LIBOR 3M + 0.650%), 3/27/2020[b]	798,647
800,000	3.950%, 3/30/2028	789,959
	Monongahela Power Company
780,000	5.400%, 12/15/2043[f]	909,896
	National Rural Utilities Cooperative
	Finance Corporation
1,025,000	2.300%, 11/1/2020	1,010,137
500,000	3.900%, 11/1/2028	512,802
	NextEra Energy Capital Holdings, Inc.
660,000	2.300%, 4/1/2019	658,488
	NiSource Finance Corporation
560,000	3.490%, 5/15/2027	534,676
1,475,000	5.650%, 2/1/2045	1,607,827
	Oncor Electric Delivery Company, LLC
2,240,000	3.750%, 4/1/2045	2,129,363
	Pacific Gas and Electric Company
1,400,000	3.300%, 3/15/2027	1,153,117
800,000	3.300%, 12/1/2027	653,218
800,000	3.950%, 12/1/2047	607,768
	PPL Capital Funding, Inc.
372,000	3.500%, 12/1/2022	365,948
560,000	3.400%, 6/1/2023	554,009
1,275,000	5.000%, 3/15/2044	1,301,285
	PPL Electric Utilities Corporation
840,000	3.950%, 6/1/2047	815,269
	Public Service Electric & Gas Company
1,410,000	3.000%, 5/15/2027	1,357,891
	San Diego Gas and Electric Company
1,450,000	4.150%, 5/15/2048	1,407,356
	Sempra Energy
370,000	2.400%, 3/15/2020	364,757
	South Carolina Electric & Gas Company
1,560,000	5.100%, 6/1/2065	1,615,224
	Southern California Edison Company
1,135,000	4.000%, 4/1/2047	1,042,007
823,000	4.125%, 3/1/2048	780,310
	Southern Company
1,150,000	2.950%, 7/1/2023	1,111,040
1,415,000	3.250%, 7/1/2026	1,326,185
85,000	4.400%, 7/1/2046	78,260
	Southern Company Gas Capital Corporation
1,400,000	4.400%, 5/30/2047	1,310,983
	Southwestern Electric Power Company
460,000	3.900%, 4/1/2045	414,744
	TerraForm Power Operating, LLC
700,000	5.000%, 1/31/2028[f]	616,000
	Virginia Electric and Power Company
750,000	4.600%, 12/1/2048	783,385

	Total	60,862,007

	Total Long-Term Fixed Income (cost $2,194,767,516)	2,157,520,497

Shares	Registered Investment Companies (31.0%)
Affiliated (30.5%)
13,928,455	Thrivent Core Emerging Markets Debt Fund	127,027,506
5,287,377	Thrivent Core International Equity Fund	45,207,076
9,298,845	Thrivent Core Low Volatility Equity Fund	90,756,726
27,510,270	Thrivent High Yield Portfolio	121,837,482
38,345,458	Thrivent Income Portfolio	370,033,674
2,834,852	Thrivent Large Cap Stock Portfolio	34,747,632
9,713,107	Thrivent Large Cap Value Portfolio	159,503,787
24,205,759	Thrivent Limited Maturity Bond Portfolio	235,347,752
4,644,086	Thrivent Mid Cap Stock Portfolio	79,493,285
18,370,385	Thrivent Partner Worldwide Allocation Portfolio	161,510,585
2,311,295	Thrivent Small Cap Stock Portfolio	40,091,953

	Total	1,465,557,458

Unaffiliated (0.5%)
6,956	Direxion Daily S&P 500	228,852
3,388	Direxion Daily Small Cap Bull 3X Shares	142,601
53,250	Invesco Senior Loan ETF	1,159,785
12,084	iShares iBoxx $ High Yield Corporate Bond ETF[h]	980,012
8,459	iShares Russell 2000 Growth Index Fund[h]	1,421,112
4,031	iShares Russell 2000 Index Fund	539,751
2,995	iShares Russell 2000 Value Index Fund	322,082
144,000	iShares Short-Term Corporate Bond ETF	7,436,160
22,120	ProShares Ultra S&P 500[h]	2,053,178
4,129	ProShares UltraPro QQQ	152,938
7,896	ProShares UltraPro S&P 500	274,623

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Registered Investment Companies (31.0%)	Value
Unaffiliated (0.5%) - continued
30,837	SPDR S&P 500 ETF Trust[h]	$7,706,783
11,464	SPDR S&P Biotech ETF[h]	822,542
5,602	SPDR S&P Retail ETF[h]	229,626
2,051	SPDR S&P Semiconductor ETF	132,700
1,000	VanEck Vectors Semiconductor ETF	87,280
6,059	Vanguard Real Estate ETF	451,820

	Total	24,141,845

	Total Registered Investment Companies (cost $1,476,197,164)	1,489,699,303

	Common Stock (18.4%)
Communications Services (1.3%)
87,028	Activision Blizzard, Inc.	4,052,894
13,491	Alphabet, Inc., Class Al	14,097,555
6,714	Alphabet, Inc., Class Cl	6,953,086
52,095	AT&T, Inc.	1,486,791
62,699	CBS Corporation	2,741,200
166,960	Comcast Corporation	5,684,988
16,700	DISH Network Corporation[l]	416,999
2,983	EchoStar Corporation[l]	109,536
76,199	Facebook, Inc.[l]	9,988,927
2,250	Hemisphere Media Group, Inc.[l]	27,315
5,380	IAC/InterActive Corporation[l]	984,755
7,479	Liberty Latin America, Ltd.[l]	108,296
14,272	Liberty Media Corporation - Liberty SiriusXM[l]	527,779
5,260	Liberty SiriusXM Group[l]	193,568
2,087	Lions Gate Entertainment Corporation, Class A	33,601
1,040	Lions Gate Entertainment Corporation, Class B	15,475
76,285	News Corporation, Class A	865,835
44,717	News Corporation, Class B	516,481
25,763	ORBCOMM, Inc.[l]	212,802
9,837	Take-Two Interactive Software, Inc.[l]	1,012,621
20,375	Twitter, Inc.[l]	585,578
182,059	Verizon Communications, Inc.	10,235,357

	Total	60,851,439

Consumer Discretionary (1.9%)
12,847	Amazon.com, Inc.[l]	19,295,809
34,762	American Axle & Manufacturing Holdings, Inc.[l]	385,858
27,450	Aptiv plc	1,690,097
3,575	Booking Holdings, Inc.[l]	6,157,651
19,500	BorgWarner, Inc.	677,430
15,919	Bright Horizons Family Solutions, Inc.[l]	1,774,173
10,035	Burlington Stores, Inc.[l]	1,632,393
4,251	Century Casinos, Inc.[l]	31,415
19,667	Chico’s FAS, Inc.	110,529
11,196	Children’s Place, Inc.	1,008,648
1,920	Chipotle Mexican Grill, Inc.[l]	829,037
28,578	Core-Mark Holding Company, Inc.	664,438
35,055	Crocs, Inc.[l]	910,729
9,559	CSS Industries, Inc.	85,744
8,758	Culp, Inc.	165,526
35,073	D.R. Horton, Inc.	1,215,630
10,523	Delphi Technologies plc	150,689
25,280	Dollar Tree, Inc.[l]	2,283,290
12,643	Duluth Holdings, Inc.[h,l]	318,983
14,550	Emerald Expositions Events, Inc.	179,547
10,803	Expedia Group, Inc.	1,216,958
61,761	Extended Stay America, Inc.	957,295
10,532	Five Below, Inc.[l]	1,077,634
172	Genuine Parts Company	16,515
11,115	G-III Apparel Group, Ltd.[l]	309,997
6,043	Habit Restaurants, Inc.[l]	63,452
57,652	Harley-Davidson, Inc.	1,967,086
3,176	Haverty Furniture Companies, Inc.	59,645
18,278	Home Depot, Inc.	3,140,526
10,356	International Speedway Corporation	454,214
12,083	Knoll, Inc.	199,128
52,558	Las Vegas Sands Corporation	2,735,644
87,120	Lowe’s Companies, Inc.	8,046,403
3,650	Lululemon Athletica, Inc.[l]	443,877
5,140	Marriott Vacations Worldwide Corporation	362,421
29,358	McDonald’s Corporation	5,213,100
19,584	Modine Manufacturing Company[l]	211,703
17,110	Netflix, Inc.[l]	4,579,663
99,528	NIKE, Inc.	7,379,006
27,460	Norwegian Cruise Line Holdings, Ltd.[l]	1,164,029
23,116	Office Depot, Inc.	59,639
1,590	O’Reilly Automotive, Inc.[l]	547,485
7,303	Oxford Industries, Inc.	518,805
22,118	Planet Fitness, Inc.[l]	1,185,967
2,271	Playa Hotels and Resorts NVl	16,328
8,560	Polaris Industries, Inc.	656,381
3,649	PVH Corporation	339,175
35,742	Red Rock Resorts, Inc.	725,920
4,750	RHh,l	569,145
29,586	Ross Stores, Inc.	2,461,555
2,340	Stamps.com, Inc.[l]	364,198
8,680	Tapestry, Inc.	292,950
39,290	Toll Brothers, Inc.	1,293,820
24,457	Tower International, Inc.	582,077
3,980	Ulta Beauty, Inc.[l]	974,463
5,575	Vail Resorts, Inc.	1,175,322
4,638	Wingstop, Inc.	297,713
10,248	Zumiez, Inc.[l]	196,454

	Total	91,423,309

Consumer Staples (0.7%)
48,272	Altria Group, Inc.	2,384,154
28,869	Archer-Daniels-Midland Company	1,182,763
13,163	Casey’s General Stores, Inc.	1,686,707
39,451	Colgate-Palmolive Company	2,348,124
52,895	Cott Corporation	737,356
61,446	Hain Celestial Group, Inc.[l]	974,534
3,760	Inter Parfums, Inc.	246,543
8,303	John B. Sanfilippo & Son, Inc.	462,145
14,820	Kimberly-Clark Corporation	1,688,591
84,050	Kroger Company	2,311,375
11,240	Molson Coors Brewing Company	631,238
103,132	Monster Beverage Corporation[l]	5,076,157
39,099	PepsiCo, Inc.	4,319,658
12,759	Philip Morris International, Inc.	851,791
2,470	Seneca Foods Corporation[l]	69,703
7,418	SpartanNash Company	127,441
67,040	SunOpta, Inc.[l]	259,445
7,250	TreeHouse Foods, Inc.[l]	367,647
27,207	Turning Point Brands, Inc.	740,575
60,010	Wal-Mart Stores, Inc.	5,589,931

	Total	32,055,878

Energy (0.8%)
24,502	Abraxas Petroleum Corporationl	26,707

The accompanying Notes to Financial Statements are an integral part of this schedule.

167

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Schedule of Investments as of December 31, 2018

Shares	Common Stock (18.4%)	Value
Energy (0.8%) - continued
81,630	Anadarko Petroleum Corporation	$3,578,659
129,448	Archrock, Inc.	969,565
42,280	BP plc ADR	1,603,258
114,095	Callon Petroleum Company[l]	740,477
74,835	Chevron Corporation	8,141,300
23,864	Comstock Resources, Inc.[h,l]	108,104
5,022	Concho Resources, Inc.[l]	516,211
23,750	Contura Energy, Inc.[l]	1,561,325
27,757	Denbury Resources, Inc.[l]	47,464
9,198	Diamondback Energy, Inc.	852,655
21,855	EQT Corporation	412,841
7,910	Era Group, Inc.[l]	69,133
67,149	Euronav NV	465,343
1,994	Evolution Petroleum Corporation	13,599
19,692	Exterran Corporationl	348,548
45,891	Exxon Mobil Corporation	3,129,307
34,794	Forum Energy Technologies, Inc.[l]	143,699
138,102	Gran Tierra Energy, Inc.[l]	299,681
75,640	Halliburton Company	2,010,511
6,061	Helix Energy Solutions Group, Inc.[l]	32,790
274,260	Marathon Oil Corporation	3,932,888
33,380	Marathon Petroleum Corporation	1,969,754
1,574	Matrix Service Company[l]	28,238
12,585	McDermott International, Inc.[l]	82,306
17,061	Nabors Industries, Ltd.	34,122
7,349	Newpark Resources, Inc.[l]	50,488
31,186	Nine Energy Service, Inc.[l]	702,932
41,070	Pacific Drilling SAl	548,284
76,205	Patterson-UTI Energy, Inc.	788,722
14,254	Phillips 66	1,227,982
13,253	Pioneer Energy Services Corporation[l]	16,301
30,026	Pioneer Natural Resources Company	3,949,020
18,281	Talos Energy, Inc.[l]	298,346
41,770	TechnipFMC plc	817,857
23,238	Teekay Tankers, Ltd.	21,565
14,291	Transocean, Ltd.[l]	99,180
35,839	Unit Corporation[l]	511,781
418,750	Weatherford International plc[l]	234,081
31,840	WPX Energy, Inc.[l]	361,384

	Total	40,746,408

Financials (3.2%)
5,440	Affiliated Managers Group, Inc.	530,074
60,460	Aflac, Inc.	2,754,558
8,620	AG Mortgage Investment Trust, Inc.	137,317
1,013	Aircastle, Ltd.	17,464
26,741	Allstate Corporation	2,209,609
22,500	Ally Financial, Inc.	509,850
11,207	American Express Company	1,068,251
49,226	American Financial Group, Inc.	4,456,430
34,040	American International Group, Inc.	1,341,516
256	Ameriprise Financial, Inc.	26,719
4,082	Ameris Bancorp	129,277
14,462	Arch Capital Group, Ltd.[l]	386,425
3,219	Argo Group International Holdings, Ltd.	216,478
11,280	Arthur J. Gallagher & Company	831,336
44,252	Assured Guaranty, Ltd.	1,693,966
4,823	Axos Financial, Inc.[l]	121,443
374	BancFirst Corporation	18,663
18,997	BancorpSouth Bank	496,581
552,264	Bank of America Corporation	13,607,785
2,300	Bank of Marin Bancorp	94,852
1,079	Bank of New York Mellon Corporation	50,788
8,751	BankFinancial Corporation	130,827
12,078	Berkshire Hathaway, Inc.[l]	2,466,086
82,420	Blackstone Group, LP	2,456,940
3,874	BOK Financial Corporation	284,080
36,645	Boston Private Financial Holdings, Inc.	387,338
125,026	BrightSphere Investment Group	1,335,278
47,323	Brown & Brown, Inc.	1,304,222
68,805	Capital One Financial Corporation	5,200,970
14,713	Cathay General Bancorp	493,327
33,064	Central Pacific Financial Corporation	805,108
30,660	Charles Schwab Corporation	1,273,310
2,290	Cherry Hill Mortgage Investment Corporation	40,167
19,180	Chubb, Ltd.	2,477,672
8,826	Cincinnati Financial Corporation	683,309
251,381	Citigroup, Inc.	13,086,895
22,470	Comerica, Inc.	1,543,464
17,198	Community Trust Bancorp, Inc.	681,213
37,342	Discover Financial Services	2,202,431
85,218	Dynex Capital, Inc.	487,447
50,819	E*TRADE Financial Corporation	2,229,938
34,199	East West Bancorp, Inc.	1,488,682
7,278	Ellington Residential Mortgage REIT	74,454
17,486	Employers Holdings, Inc.	733,887
23,662	Enterprise Financial Services Corporation	890,401
7,104	Essent Group, Ltd.[l]	242,815
3,379	FBL Financial Group, Inc.	221,831
157,673	Fifth Third Bancorp	3,710,046
10,254	Financial Institutions, Inc.	263,528
15,212	First American Financial Corporation	679,064
20,825	First Busey Corporation	511,045
1,967	First Commonwealth Financial Corporation	23,761
24,287	First Defiance Financial Corporation	595,274
5,012	First Financial Corporation	201,232
100,449	First Hawaiian, Inc.	2,261,107
15,476	First Interstate BancSystem, Inc.	565,802
1,199	First Merchants Corporation	41,090
854	First Mid-Illinois Bancshares, Inc.	27,260
5,916	First Midwest Bancorp, Inc.	117,196
2,606	First of Long Island Corporation	51,990
6,700	First Republic Bank	582,230
26,811	Goldman Sachs Group, Inc.	4,478,777
18,331	Great Southern Bancorp, Inc.	843,776
19,052	Hamilton Lane, Inc.	704,924
17,074	Hancock Whitney Corporation	591,614
2,203	Hanmi Financial Corporation	43,399
3,211	Hanover Insurance Group, Inc.	374,948
87,877	Hartford Financial Services Group, Inc.	3,906,133
1,100	Heartland Financial USA, Inc.	48,345
59,531	Heritage Commerce Corporation	675,081
13,839	Hometrust Bancshares, Inc.	362,305
9,311	Horace Mann Educators Corporation	348,697
16,039	Horizon Bancorp, Inc.	253,095
9,551	Houlihan Lokey, Inc.	351,477
214,115	Huntington Bancshares, Inc.	2,552,251
8,596	IBERIABANK Corporation	552,551
17,715	Independent Bank Corporation	372,369
2,127	Interactive Brokers Group, Inc.	116,240
89,018	Intercontinental Exchange, Inc.	6,705,726
24,307	Investment Technology Group, Inc.	735,044
38,465	J.P. Morgan Chase & Company	3,754,953
9,147	Kemper Corporation	607,178
98,360	KeyCorp	1,453,761
3,211	KKR Real Estate Finance Trust, Inc.	61,491

The accompanying Notes to Financial Statements are an integral part of this schedule.

168

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Schedule of Investments as of December 31, 2018

Shares	Common Stock (18.4%)	Value
Financials (3.2%) - continued
7,650	Lakeland Bancorp, Inc.	$113,296
18,263	Loews Corporation	831,332
740	Markel Corporation[l]	768,157
1,612	MarketAxess Holdings, Inc.	340,632
2,123	Mercantile Bank Corporation	59,996
60,255	Meridian Bancorp, Inc.	862,852
52,910	MetLife, Inc.	2,172,485
24,260	MidWestOne Financial Group, Inc.	602,376
45,209	Morgan Stanley	1,792,537
5,041	MSCI, Inc.	743,195
3,967	National Bank Holdings Corporation	122,461
206	National Western Life Group, Inc.	61,944
7,778	Old Second Bancorp, Inc.	101,114
2,750	Pacific Premier Bancorp, Inc.[l]	70,180
4,390	PacWest Bancorp	146,099
285	Park National Corporation	24,211
27,459	PCSB Financial Corporation	537,098
968	Peapack-Gladstone Financial Corporation	24,374
2,170	Peoples Bancorp, Inc.	65,317
500	Piper Jaffray Companies	32,920
6,397	Primerica, Inc.	625,051
25,415	Principal Financial Group, Inc.	1,122,580
53,305	Provident Financial Services, Inc.	1,286,250
17,360	Prudential Financial, Inc.	1,415,708
11,489	QCR Holdings, Inc.	368,682
23,750	Radian Group, Inc.	388,550
35,610	Raymond James Financial, Inc.	2,649,740
1,990	Reinsurance Group of America, Inc.	279,058
7,399	S&P Global, Inc.	1,257,386
27,896	Sandy Spring Bancorp, Inc.	874,261
31,112	Santander Consumer USA Holdings Inc.	547,260
28,944	Seacoast Banking Corporation of Florida[l]	753,123
11,876	SEI Investments Company	548,671
62,789	SLM Corporation[l]	521,777
8,568	State Auto Financial Corporation	291,655
16,510	State Street Corporation	1,041,286
11,242	Stifel Financial Corporation	465,644
11,438	SunTrust Banks, Inc.	576,933
6,218	SVB Financial Group[l]	1,180,922
52,277	Synovus Financial Corporation	1,672,341
3,360	Territorial Bancorp, Inc.	87,293
4,578	Towne Bank	109,643
9,698	TriCo Bancshares	327,695
71,516	TrustCo Bank Corporation	490,600
51,630	U.S. Bancorp	2,359,491
3,135	Umpqua Holdings Corporation	49,846
11,934	United Community Banks, Inc.	256,104
27,873	United Financial Bancorp, Inc.	409,733
729	Univest Corporation of Pennsylvania	15,724
11,652	Unum Group	342,336
6,102	Washington Trust Bancorp, Inc.	290,028
15,192	Wells Fargo & Company	700,047
1,928	Western Alliance Bancorp[l]	76,137
2,805	Western Asset Mortgage Capital Corporation	23,394
494	Westwood Holdings Group, Inc.	16,796
19,475	Wintrust Financial Corporation	1,294,893
22,924	WSFS Financial Corporation	869,049
98,256	Zions Bancorporations NA	4,002,949

	Total	152,507,446

Health Care (2.8%)
2,773	ABIOMED, Inc.[l]	901,336
4,161	Aerie Pharmaceuticals, Inc.[l]	150,212
50,687	Agilent Technologies, Inc.	3,419,345
662	Allergan plc	88,483
10,129	AmerisourceBergen Corporation	753,598
16,639	Amgen, Inc.	3,239,114
6,131	Ardelyx, Inc.[l]	10,975
2,177	Arena Pharmaceuticals, Inc.[l]	84,794
389	Atrion Corporation	288,280
21,250	Baxter International, Inc.	1,398,675
16,467	Becton, Dickinson and Company	3,710,344
21,910	Biogen, Inc.[l]	6,593,157
49,703	BioMarin Pharmaceutical, Inc.[l]	4,232,210
1,420	Bio-Techne Corporation	205,502
36,634	Bruker Corporation	1,090,594
5,591	Cardinal Health, Inc.	249,359
5,439	Cardiovascular Systems, Inc.[l]	154,957
20,935	Catalent, Inc.[l]	652,753
6,785	Charles River Laboratories International, Inc.[l]	767,926
7,780	Cigna Holding Company	1,477,578
3,958	Concert Pharmaceuticals, Inc.[l]	49,673
82,818	CVS Health Corporation	5,426,235
24,500	Danaher Corporation	2,526,440
11,960	Dexcom, Inc.[l]	1,432,808
27,633	Edwards Lifesciences Corporation[l]	4,232,547
6,529	Eli Lilly and Company	755,536
7,780	Evolent Health, Inc.[l]	155,211
18,273	GenMark Diagnostics, Inc.[l]	88,807
1,265	Genomic Health, Inc.[l]	81,479
52,073	Gilead Sciences, Inc.	3,257,166
47,821	Halozyme Therapeutics, Inc.[l]	699,621
2,559	Heska Corporation[l]	220,330
7,723	Hill-Rom Holdings, Inc.	683,872
8,031	Illumina, Inc.[l]	2,408,738
4,574	Immunomedics, Inc.[h,l]	65,271
10,701	Inogen, Inc.[l]	1,328,743
6,329	Intersect ENT, Inc.[l]	178,351
1,753	Intra-Cellular Therapies, Inc.[l]	19,967
7,394	Intuitive Surgical, Inc.[l]	3,541,134
7,040	Jazz Pharmaceuticals, Inc.[l]	872,678
77,914	Johnson & Johnson	10,054,802
13,736	LHC Group, Inc.[l]	1,289,536
2,275	Ligand Pharmaceuticals, Inc.[l]	308,718
5,141	Magellan Health Services, Inc.[l]	292,471
5,796	McKesson Corporation	640,284
72,267	Medtronic plc	6,573,406
116,560	Merck & Company, Inc.	8,906,350
5,285	Merit Medical Systems, Inc.[l]	294,956
23,795	Mylan NVl	651,983
11,999	Natera, Inc.[l]	167,506
6,695	National Healthcare Corporation	525,223
9,659	Neurocrine Biosciences, Inc.[l]	689,749
3,286	Nevro Corporation[l]	127,793
5,466	Novocure, Ltd.[l]	183,002
15,083	NuVasive, Inc.[l]	747,513
10,039	Omnicell, Inc.[l]	614,788
39,388	Optinose, Inc.[h,l]	244,206
7,149	PerkinElmer, Inc.	561,554
180,437	Pfizer, Inc.	7,876,075
3,015	Ra Medical Systems, Inc.[h,l]	23,969
3,755	Sage Therapeutics, Inc.[l]	359,691
15,126	Syneos Health, Inc.[l]	595,208
13,263	Tactile Systems Technology, Inc.[l]	604,130
8,513	Teleflex, Inc.	2,200,440
24,011	Thermo Fisher Scientific, Inc.	5,373,422
64,774	UnitedHealth Group, Inc.	16,136,499

The accompanying Notes to Financial Statements are an integral part of this schedule.

169

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Schedule of Investments as of December 31, 2018

Shares	Common Stock (18.4%)	Value
Health Care (2.8%) - continued
15,110	Universal Health Services, Inc.	$1,761,222
21,950	Valeant Pharmaceuticals International, Inc.[l]	405,417
16,382	Veeva Systems, Inc.[l]	1,463,240
31,334	Vertex Pharmaceuticals, Inc.[l]	5,192,357
3,182	West Pharmaceutical Services, Inc.	311,931
39,640	Wright Medical Group NVl	1,079,001
44,476	Zoetis, Inc.	3,804,477

	Total	137,554,718

Industrials (2.3%)
18,042	Acco Brands Corporation	122,325
3,175	Acuity Brands, Inc.	364,966
2,702	Advanced Disposal Services, Inc.[l]	64,686
8,873	Aegion Corporation[l]	144,807
9,187	Aerojet Rocketdyne Holdings, Inc.[l]	323,658
14,117	AGCO Corporation	785,893
4,000	Altra Industrial Motion Corporation	100,600
36,852	AMETEK, Inc.	2,494,880
6,017	Arcosa, Inc.[l]	166,611
4,584	ASGN, Inc.[l]	249,828
18,441	AZZ, Inc.	744,279
23,760	Boeing Company	7,662,600
1,694	Brady Corporation	73,621
6,825	Brink’s Company	441,236
22,451	BWX Technologies, Inc.	858,302
13,090	Casella Waste Systems, Inc.[l]	372,934
22,403	CBIZ, Inc.[l]	441,339
7,975	Colfax Corporation[l]	166,678
1,246	Columbus McKinnon Corporation	37,554
4,898	Comfort Systems USA, Inc.	213,945
38,656	Costamare, Inc.	169,700
22,780	Crane Company	1,644,260
900	CSW Industrials, Inc.[l]	43,515
109,384	CSX Corporation	6,796,028
408	Cummins, Inc.	54,525
2,889	Curtiss-Wright Corporation	295,025
72,430	Delta Air Lines, Inc.	3,614,257
3,909	Dycom Industries, Inc.[l]	211,242
43,244	EMCOR Group, Inc.	2,581,234
26,443	Emerson Electric Company	1,579,969
11,941	Encore Wire Corporation	599,199
1,004	Ennis, Inc.	19,327
2,917	ESCO Technologies, Inc.	192,376
20,441	Federal Signal Corporation	406,776
8,169	Forrester Research, Inc.	365,154
2,735	Franklin Electric Company, Inc.	117,277
2,044	Gardner Denver Holdings, Inc.[l]	41,800
11,606	General Dynamics Corporation	1,824,579
7,173	Genesee & Wyoming, Inc.[l]	530,945
11,658	Global Brass and Copper Holdings, Inc.	293,199
7,025	Gorman-Rupp Company	227,680
6,857	Granite Construction, Inc.	276,200
9,059	Healthcare Services Group, Inc.[h]	363,991
7,042	Heico Corporation	545,614
1,807	Herc Holdings, Inc.[l]	46,964
83,735	Honeywell International, Inc.	11,063,068
11,341	Hubbell, Inc.	1,126,615
5,075	Huntington Ingalls Industries, Inc.	965,823
1,776	Hyster-Yale Materials Handling, Inc.	110,041
4,364	Illinois Tool Works, Inc.	552,875
44,204	Ingersoll-Rand plc	4,032,731
49,388	Interface, Inc.	703,779
605	Jacobs Engineering Group, Inc.	35,368
9,730	JB Hunt Transport Services, Inc.	905,279
6,822	Kadant, Inc.	555,720
19,659	KAR Auction Services, Inc.	938,128
56,154	KeyW Holding Corporation[l]	375,670
15,529	Kforce, Inc.	480,157
5,786	Kirby Corporation[l]	389,745
20,337	Korn/Ferry International	804,125
1,760	L3 Technologies, Inc.	305,642
36,247	Lincoln Electric Holdings, Inc.	2,858,076
5,676	Lindsay Corporation	546,315
7,426	Lockheed Martin Corporation	1,944,424
1,394	Manitowoc Company, Inc.[l]	20,589
14,970	Masco Corporation	437,723
16,096	Masonite International Corporation[l]	721,584
7,735	Mercury Systems, Inc.[l]	365,788
35,029	Milacron Holdings Corporation[l]	416,495
7,674	Moog, Inc.	594,582
70,542	MRC Global, Inc.[l]	862,729
10,157	Mueller Industries, Inc.	237,268
7,224	Mueller Water Products, Inc.	65,738
34,550	NCI Building Systems, Inc.[l]	250,488
24,890	Nexeo Solutions, Inc.[h,l]	213,805
42,529	Norfolk Southern Corporation	6,359,787
6,920	Old Dominion Freight Line, Inc.	854,551
12,842	Oshkosh Corporation	787,343
3,594	Parker Hannifin Corporation	536,009
35,080	Primoris Services Corporation	671,080
4,674	Radiant Logistics, Inc.[l]	19,865
5,463	Raven Industries, Inc.	197,706
3,976	Raytheon Company	609,720
33,195	Regal-Beloit Corporation	2,325,310
6,750	Resources Connection, Inc.	95,850
14,952	Ritchie Brothers Auctioneers, Inc.	489,229
6,270	Roper Industries, Inc.	1,671,080
388	Rush Enterprises, Inc.	13,378
13,998	SiteOne Landscape Supply, Inc.[l]	773,669
55,090	Southwest Airlines Company	2,560,583
7,388	SP Plus Corporation[l]	218,242
10,430	SPX Corporation[l]	292,144
10,848	SPX FLOW, Inc.[l]	329,996
12,095	Standex International Corporation	812,542
11,970	Terex Corporation	330,013
9,702	Timken Company	362,079
3,401	Titan International, Inc.	15,849
17,370	TPI Composites, Inc.[l]	426,955
1,370	TransDigm Group, Inc.[l]	465,882
4,006	TransUnion	227,541
26,158	TriMas Corporation[l]	713,852
1,174	UniFirst Corporation	167,964
16,420	United Continental Holdings, Inc.[l]	1,374,847
20,316	United Parcel Service, Inc.	1,981,420
9,340	United Rentals, Inc.[l]	957,630
46,162	United Technologies Corporation	4,915,330
10,553	Universal Truckload Services, Inc.	190,904
3,749	Valmont Industries, Inc.	415,952
19,850	Verisk Analytics, Inc.[l]	2,164,444
11,310	WABCO Holdings, Inc.[l]	1,214,015
7,145	WageWorks, Inc.[l]	194,058
39,787	Waste Connections, Inc.	2,954,185
1,346	Watsco, Inc.	187,282
734	Watts Water Technologies, Inc.	47,365
11,245	Willdan Group, Inc.[l]	393,350
23,162	XPO Logistics, Inc.[l]	1,321,160

	Total	112,192,109

Information Technology (4.1%)
862	2U, Inc.[l]	42,859

The accompanying Notes to Financial Statements are an integral part of this schedule.

170

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (18.4%)	Value
Information Technology (4.1%) - continued
66,054	Advanced Micro Devices, Inc.[l]	$1,219,357
26,555	Akamai Technologies, Inc.[l]	1,621,979
4,900	Alliance Data Systems Corporation	735,392
3,107	Ambarella, Inc.[h,l]	108,683
3,355	American Software, Inc.	35,060
54,637	Amphenol Corporation	4,426,690
5,679	ANSYS, Inc.[l]	811,756
94,691	Apple, Inc.	14,936,558
6,326	Arista Networks, Inc.[l]	1,332,888
24,940	Arrow Electronics, Inc.[l]	1,719,613
4,129	Atkore International Group, Inc.[l]	81,919
6,010	Atlassian Corporation plc[l]	534,770
33,147	Autodesk, Inc.[l]	4,263,036
16,713	Automatic Data Processing, Inc.	2,191,409
28,241	Benchmark Electronics, Inc.	598,144
19,302	Blackline, Inc.[l]	790,417
45,928	Booz Allen Hamilton Holding Corporation	2,069,975
3,633	CDK Global, Inc.	173,948
8,138	CDW Corporation	659,585
3,406	CEVA, Inc.[l]	75,239
50,805	Ciena Corporation[l]	1,722,798
453,712	Cisco Systems, Inc.	19,659,341
3,707	Cognex Corporation	143,350
15,927	Cognizant Technology Solutions Corporation	1,011,046
3,108	Cohu, Inc.	49,946
23,851	CoreLogic, Inc.[l]	797,100
3,071	Coupa Software, Inc.[l]	193,043
813	CSG Systems International, Inc.	25,829
5,957	Descartes Systems Group, Inc.[l]	157,622
41,084	Dolby Laboratories, Inc.	2,540,635
2,256	DXC Technology Company	119,952
3,343	Endurance International Group Holdings, Inc.[l]	22,231
2,478	Envestnet, Inc.[l]	121,893
4,030	Euronet Worldwide, Inc.[l]	412,591
47,680	EVERTEC, Inc.	1,368,416
3,371	ExlService Holdings, Inc.[l]	177,382
29,790	Fiserv, Inc.[l]	2,189,267
2,991	Five9, Inc.[l]	130,767
11,695	FLIR Systems, Inc.	509,200
14,964	Fortinet, Inc.[l]	1,053,915
14,569	Global Payments, Inc.	1,502,501
21,141	Guidewire Software, Inc.[l]	1,696,142
52,561	Keysight Technologies, Inc.[l]	3,262,987
4,951	Kulicke and Soffa Industries, Inc.	100,357
5,840	Lam Research Corporation	795,233
15,789	M/A-COM Technology Solutions Holdings, Inc.[l]	229,098
3,662	ManTech International Corporation	191,504
73,559	MasterCard, Inc.	13,876,905
5,797	Methode Electronics, Inc.	135,012
232,680	Microsoft Corporation	23,633,308
4,560	MicroStrategy, Inc.[l]	582,540
2,360	MKS Instruments, Inc.	152,480
8,548	MoneyGram International, Inc.[l]	17,096
16,660	Monolithic Power Systems, Inc.	1,936,725
8,881	Monotype Imaging Holdings, Inc.	137,833
27,442	National Instruments Corporation	1,245,318
8,582	New Relic, Inc.[l]	694,885
8,290	Nice, Ltd. ADR[l]	897,061
2,850	Novanta, Inc.[l]	179,550
134,728	Oracle Corporation	6,082,969
6,750	Palo Alto Networks, Inc.[l]	1,271,362
121,316	PayPal Holdings, Inc.[l]	10,201,462
4,632	Pegasystems, Inc.	221,549
13,280	Plexus Corporation[l]	678,342
1,341	Progress Software Corporation	47,592
8,910	Proofpoint, Inc.[l]	746,747
14,007	Q2 Holdings, Inc.[l]	694,047
28,363	Quantenna Communications, Inc.[l]	407,009
30,823	Red Hat, Inc.[l]	5,413,752
10,484	Rogers Corporation[l]	1,038,545
12,939	Rudolph Technologies, Inc.[l]	264,861
25,374	SailPoint Technologies Holdings, Inc.[l]	596,035
89,388	Salesforce.com, Inc.[l]	12,243,474
5,746	ScanSource, Inc.[l]	197,547
30,281	Sequans Communications SA ADR[l]	23,619
8,530	ServiceNow, Inc.[l]	1,518,766
1,879	Silicon Laboratories, Inc.[l]	148,084
43,615	Synopsys, Inc.[l]	3,674,128
11,823	Teradata Corporation[l]	453,530
13,578	Teradyne, Inc.	426,078
60,257	Texas Instruments, Inc.	5,694,286
655	Trimble, Inc.[l]	21,556
8,304	Tyler Technologies, Inc.[l]	1,543,049
625	Ultimate Software Group, Inc.[l]	153,044
6,605	Ultra Clean Holdings, Inc.[l]	55,944
2,031	Universal Display Corporation	190,041
24,416	Verint Systems, Inc.[l]	1,033,041
2,290	VeriSign, Inc.[l]	339,584
24,929	Virtusa Corporation[l]	1,061,726
91,394	Visa, Inc.	12,058,524
69,650	Xilinx, Inc.	5,932,091
44,220	Zix Corporation[l]	253,381
10,566	Zuora, Inc.[l]	191,667

	Total	196,979,568

Materials (0.5%)
44,850	Alcoa Corporation[l]	1,192,113
3,157	Balchem Corporation	247,351
10,425	Ball Corporation	479,341
29,982	Celanese Corporation	2,697,481
49,830	CF Industries Holdings, Inc.	2,168,103
8,002	Chemours Company	225,816
11,795	Continental Building Products, Inc.[l]	300,183
40,646	Eastman Chemical Company	2,971,629
19,660	Ferroglobe Representation & Warranty Insurance Trust[c,l]	2
19,400	Freeport-McMoRan, Inc.	200,014
14,349	Innospec, Inc.	886,194
2,827	Kraton Performance Polymers, Inc.[l]	61,742
6,240	Martin Marietta Materials, Inc.	1,072,469
25,582	Mercer International, Inc.	267,076
10,163	Minerals Technologies, Inc.	521,768
16,685	Myers Industries, Inc.	252,110
13,497	Nucor Corporation	699,280
2,143	Olympic Steel, Inc.	30,581
51,950	OMNOVA Solutions, Inc.[l]	380,794
27,050	Owens-Illinois, Inc.[l]	466,342
5,593	Packaging Corporation of America	466,792
27,067	Reliance Steel & Aluminum Company	1,926,358
10,707	RPM International, Inc.	629,357
8,859	Ryerson Holding Corporation[l]	56,166
16,775	Schweitzer-Mauduit International, Inc.	420,214
10,466	Scotts Miracle-Gro Company	643,240
27,873	Steel Dynamics, Inc.	837,305
987	Stepan Company	73,038
4,296	Tronox, Ltd.	33,423
3,957	United States Lime & Minerals, Inc.	280,947

The accompanying Notes to Financial Statements are an integral part of this schedule.

171

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Schedule of Investments as of December 31, 2018

Shares	Common Stock (18.4%)	Value
Materials (0.5%) - continued
9,695	Verso Corporation[l]	$217,168
44,209	WestRock Company	1,669,332
6,300	Worthington Industries, Inc.	219,492

	Total	22,593,221

Real Estate (0.5%)
3,900	Alexandria Real Estate Equities, Inc.	449,436
12,526	Ares Commercial Real Estate Corporation	163,339
66,884	Armada Hoffler Properties, Inc.	940,389
17,402	Ashford Hospitality Trust, Inc.	69,608
1,924	Bluerock Residential Growth REIT, Inc.	17,354
140,835	Brixmor Property Group, Inc.	2,068,866
16,269	Camden Property Trust	1,432,485
111,404	Cedar Realty Trust, Inc.	349,809
25,975	Chatham Lodging Trust	459,238
9,204	City Office REIT, Inc.	94,341
24,843	Cousins Properties, Inc.	196,260
4,561	Crown Castle International Corporation	495,461
6,737	CyrusOne, Inc.	356,253
4,100	Digital Realty Trust, Inc.	436,855
77,001	Douglas Emmett, Inc.	2,628,044
17,450	Duke Realty Corporation	451,955
34,789	Empire State Realty Trust, Inc.	495,047
12,250	Franklin Street Properties Corporation	76,317
1,798	Gaming and Leisure Properties, Inc.	58,093
6,464	GEO Group, Inc.	127,341
3,736	Getty Realty Corporation	109,876
2,706	Gladstone Commercial Corporation	48,492
15,744	Healthcare Trust of America, Inc.	398,481
52,848	Highwoods Properties, Inc.	2,044,689
19,964	Hospitality Properties Trust	476,740
25,348	Host Hotels & Resorts, Inc.	422,551
120,219	Hudson Pacific Properties, Inc.	3,493,564
110,003	Monmouth Real Estate Investment Corporation	1,364,037
14,768	National Storage Affiliates Trust	390,761
7,562	One Liberty Properties, Inc.	183,152
2,702	Outfront Media, Inc.	48,960
17,859	Physicians Realty Trust	286,280
8,475	QTS Realty Trust, Inc.	313,999
2,834	RE/MAX Holdings, Inc.	87,146
100,369	Retail Properties of America, Inc.	1,089,004
2,512	Saul Centers, Inc.	118,617
8,580	SBA Communications Corporation[l]	1,389,016
22,217	Spirit Realty Capital, Inc.	783,149
3,438	St. Joe Company[l]	45,278
12,040	Terreno Realty Corporation	423,447
1,626	UMH Properties, Inc.	19,252
31,744	Urstadt Biddle Properties, Inc.	610,120
37,182	Weyerhaeuser Company	812,799

	Total	26,325,901

Utilities (0.3%)
6,086	Artesian Resources Corporation	212,219
115,950	Clearwater Energy, Inc., Class A	1,961,874
9,370	Clearwater Energy, Inc., Class C	161,632
4,790	Consolidated Water Company, Ltd.	55,851
6,700	Entergy Corporation	576,669
47,602	Exelon Corporation	2,146,850
22,638	MDU Resources Group, Inc.	539,690
3,279	Middlesex Water Company	174,935
3,027	National Fuel Gas Company	154,922
6,114	New Jersey Resources Corporation	279,226
4,297	NorthWestern Corporation	255,414
124,974	PG&E Corporation[l]	2,968,132
10,404	PNM Resources, Inc.	427,500
2,849	Portland General Electric Company	130,627
11,900	Public Service Enterprise Group, Inc.	619,395
3,982	Southwest Gas Holdings, Inc.	304,623
49,413	UGI Corporation	2,636,184
1,428	Unitil Corporation	72,314

	Total	13,678,057

	Total Common Stock (cost $770,545,498)	886,908,054

	Collateral Held for Securities Loaned (0.5%)
25,341,268	Thrivent Cash Management Trust	25,341,268

	Total Collateral Held for Securities Loaned (cost $25,341,268)	25,341,268

Shares or Principal Amount	Short-Term Investments (14.6%)
	Federal Home Loan Bank Discount Notes
350,000	2.245%, 1/4/2019[m,n]	349,954
600,000	2.255%, 1/8/2019[m,n]	599,762
4,050,000	2.240%, 1/16/2019[m,n]	4,046,250
4,300,000	2.320%, 1/29/2019[m,n]	4,292,324
300,000	2.330%, 1/30/2019[m,n]	299,445
2,300,000	2.335%, 1/31/2019[m,n]	2,295,591
6,150,000	2.350%, 2/13/2019[m,n]	6,132,780
300,000	2.350%, 2/22/2019[m,n]	298,980
1,200,000	2.390%, 2/27/2019[m,n]	1,195,520
200,000	2.405%, 3/5/2019[m]	199,166
2,500,000	2.420%, 3/11/2019[m]	2,488,572
	Federal Home Loan Mortgage Corporation Discount Notes
350,000	2.355%, 2/13/2019m,n	349,020
	Thrivent Core Short-Term Reserve Fund
67,905,634	2.670%	679,056,342
	U.S. Treasury Bills
100,000	2.316%, 2/5/2019[m,o]	99,771
700,000	2.339%, 2/21/2019[m,o]	697,664
1,820,000	2.347%, 3/21/2019[m,o]	1,810,592

	Total Short-Term Investments (cost $704,211,273)	704,211,733

	Total Investments (cost $5,316,629,781) 112.2%	$5,401,231,413

	Other Assets and Liabilities, Net (12.2%)	(588,067,023)

	Total Net Assets 100.0%	$4,813,164,390

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

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Schedule of Investments as of December 31, 2018

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $266,298,447 or 5.5% of total net assets.

g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2018.
h	All or a portion of the security is on loan.
i

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

j	All or a portion of the security is insured or guaranteed.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
l	Non-income producing security.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
o	All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Moderately Conservative Allocation Portfolio as of December 31, 2018:

Securities Lending Transactions

Taxable Debt Security	$11,059,691
Common Stock	13,758,996

Total lending	$24,818,687
Gross amount payable upon return of collateral for securities loaned	$25,341,268

Net amounts due to counterparty	$522,581

Definitions:

ACES	-	Alternative Credit Enhancement Securities
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series
SPDR	-	S&P Depository Receipts, which are exchange-traded funds traded in the U.S., Europe, and Asia-Pacific and managed by State Street Global Advisors.
TIPS	-	Treasury Inflation Protected Security

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 3M	-	Constant Maturity Treasury Yield 3 Month
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
LIBOR 12M	-	ICE Libor USD Rate 12 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (16.4%)[a]	Value
Basic Materials (1.5%)
	CONSOL Energy, Inc., Term Loan
$29,700	8.530%, (LIBOR 1M + 6.000%), 11/28/2022[b]	$29,923
	Contura Energy, Inc., Term Loan
50,000	7.387%, (LIBOR 1M + 5.000%), 11/9/2025[b]	49,375
	MRC Global (US), Inc., Term Loan
64,511	5.522%, (LIBOR 1M + 3.000%), 9/20/2024[b]	62,253
	Pixelle Specialty Solutions, LLC, Term Loan
95,000	8.522%, (LIBOR 1M + 6.000%), 10/31/2024[b]	92,388
	Venator Finance SARL, Term Loan
40,000	5.522%, (LIBOR 3M + 3.000%), 8/8/2024[b,c,d]	38,150

	Total	272,089

Capital Goods (1.2%)
	Natgasoline, LLC, Term Loan
50,000	6.250%, (LIBOR 3M + 3.500%), 11/14/2025[b,e]	48,875
	Navistar, Inc., Term Loan
39,700	5.890%, (LIBOR 1M + 3.500%), 11/6/2024[b]	38,211
	Sotera Health Holdings, LLC, Term Loan
45,643	5.522%, (LIBOR 1M + 3.000%), 5/15/2022[b]	43,627
	Vertiv Group Corporation, Term Loan
97,160	6.707%, (LIBOR 3M + 4.000%), 11/15/2023[b]	87,930

	Total	218,643

Communications Services (3.6%)
	Altice France SA, Term Loan
78,800	5.272%, (LIBOR 1M + 2.750%), 7/31/2025[b]	71,944
	CBS Radio, Inc., Term Loan
116,544	5.256%, (LIBOR 1M + 2.750%), 11/17/2024[b]	109,552
	CenturyLink, Inc., Term Loan
24,750	5.272%, (LIBOR 1M + 2.750%), 1/31/2025[b]	23,042
	CSC Holdings, LLC, Term Loan
123,125	4.705%, (LIBOR 1M + 2.250%), 7/17/2025[b]	116,538
	Frontier Communications Corporation, Term Loan
49,873	6.280%, (LIBOR 1M + 3.750%), 6/15/2024[b]	46,164
	HCP Acquisition, LLC, Term Loan
34,475	5.522%, (LIBOR 1M + 3.000%), 5/16/2024[b]	33,171
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
90,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	86,007
	Sprint Communications, Inc., Term Loan
80,000	5.563%, (LIBOR 1M + 3.000%), 2/3/2024[b]	77,200
	Unitymedia Finance, LLC, Term Loan
50,000	4.705%, (LIBOR 1M + 2.250%), 1/15/2026[b]	48,167
	Univision Communications, Inc., Term Loan
49,728	5.272%, (LIBOR 1M + 2.750%), 3/15/2024[b]	44,900

	Total	656,685

Consumer Cyclical (1.7%)
	Boyd Gaming Corporation, Term Loan
109,662	4.666%, (LIBOR 1W + 2.250%), 9/15/2023[b]	105,413
	Eldorado Resorts, Inc., Term Loan
82,479	4.500%, (LIBOR 2M + 2.000%), 4/17/2024[b]	78,699
	Neiman Marcus Group, Ltd., LLC, Term Loan
29,766	5.630%, (LIBOR 1M + 3.250%), 10/25/2020[b]	25,068
	Stars Group Holdings BV, Term Loan
99,500	6.303%, (LIBOR 3M + 3.500%), 7/10/2025[b]	95,935

	Total	305,115

Consumer Non-Cyclical (2.9%)
	Albertson’s, LLC, Term Loan
59,100	5.822%, (LIBOR 3M + 3.000%), 12/21/2022[b]	56,629
20,000	5.522%, (LIBOR 1M + 3.000%), 11/16/2025[b]	18,925
	Amneal Pharmaceuticals, LLC, Term Loan
34,817	6.063%, (LIBOR 1M + 3.500%), 5/4/2025[b]	32,931
	Bausch Health Companies, Inc., Term Loan
57,750	5.379%, (LIBOR 1M + 3.000%), 6/1/2025[b]	55,039
	CHS/Community Health Systems, Inc., Term Loan
53,540	5.957%, (LIBOR 3M + 3.250%), 1/27/2021[b]	51,361
	Endo International plc, Term Loan
88,650	6.813%, (LIBOR 1M + 4.250%), 4/27/2024[b]	83,774
	JBS USA LUX SA, Term Loan
58,950	5.260%, (LIBOR 1M + 2.500%), 10/30/2022[b]	56,592
	McGraw-Hill Global Education Holdings, LLC, Term Loan
63,849	6.522%, (LIBOR 1M + 4.000%), 5/4/2022[b]	57,484
	Ortho-Clinical Diagnostics SA, Term Loan
59,100	5.756%, (LIBOR 1M + 3.250%), 6/1/2025[b]	54,686
	Plantronics, Inc., Term Loan
49,875	5.022%, (LIBOR 1M + 2.500%), 7/2/2025[b]	47,892

	Total	515,313

The accompanying Notes to Financial Statements are an integral part of this schedule.

174

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (16.4%)[a]	Value
Energy (0.6%)
	BCP Raptor II, LLC, Term Loan
$75,000	7.143%, (LIBOR 2M + 4.750%), 12/19/2025[b]	$69,281
	HFOTCO, LLC, Term Loan
44,775	5.280%, (LIBOR 1M + 2.750%), 6/26/2025[b]	43,768

	Total	113,049

Financials (2.4%)
	Air Methods Corporation, Term Loan
110,000	6.303%, (LIBOR 3M + 3.500%), 4/21/2024[b]	86,585
	Cyxtera DC Holdings, Inc., Term Loan
59,100	5.380%, (LIBOR 1M + 3.000%), 5/1/2024[b]	56,441
	Digicel International Finance, Ltd., Term Loan
49,499	5.960%, (LIBOR 3M + 3.250%), 5/10/2024[b]	44,796
	DTZ U.S. Borrower, LLC, Term Loan
29,925	5.772%, (LIBOR 1M + 3.250%), 8/21/2025[b]	28,578
	Genworth Holdings, Inc., Term Loan
24,812	6.955%, (LIBOR 1M + 4.500%), 3/7/2023[b,e]	24,316
	GGP Nimbus LP, Term Loan
50,000	5.022%, (LIBOR 1M + 2.500%), 8/24/2025[b]	47,016
	Grizzly Finco, Term Loan
49,875	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b]	48,628
	Harland Clarke Holdings Corporation, Term Loan
46,741	7.553%, (LIBOR 3M + 4.750%), 11/3/2023[b]	42,078
	INEOS U.S. Finance, LLC, Term Loan
19,800	4.522%, (LIBOR 1M + 2.000%), 3/31/2024[b]	18,662
	Tronox Finance, LLC, Term Loan
10,970	0.000%, (LIBOR 1M + 3.000%), 9/22/2024[b,c,d]	10,625
25,316	0.000%, (LIBOR 1M + 3.000%), 9/22/2024[b,c,d]	24,520

	Total	432,245

Technology (1.1%)
	Micron Technology, Inc., Term Loan
39,695	4.280%, (LIBOR 1M + 1.750%), 4/26/2022[b]	38,901
	Rackspace Hosting, Inc., Term Loan
69,646	5.582%, (LIBOR 3M + 3.000%), 11/3/2023[b]	61,289
	SS&C Technologies Holdings Europe SARL, Term Loan
12,009	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	11,305
	SS&C Technologies, Inc., Term Loan
19,843	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b,c,d]	18,690
31,659	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	29,805
	Western Digital Corporation, Term Loan
34,912	4.256%, (LIBOR 1M + 1.750%), 4/29/2023[b,c,d]	33,225

	Total	193,215

Transportation (0.2%)
	Hertz Corporation, Term Loan
35,000	0.000%, (LIBOR 3M + 2.750%), 6/30/2023[b,c,d]	33,575

	Total	33,575

Utilities (1.2%)
	Arctic LNG Carriers, Ltd., Term Loan
73,875	7.022%, (LIBOR 1M + 4.500%), 5/18/2023[b,e]	71,289
	EnergySolutions, LLC, Term Loan
49,750	6.553%, (LIBOR 3M + 3.750%), 5/11/2025[b]	45,770
	Talen Energy Supply, LLC, Term Loan
93,338	6.522%, (LIBOR 1M + 4.000%), 7/6/2023[b]	91,898

	Total	208,957

	Total Bank Loans (cost $3,115,554)	2,948,886

	Long-Term Fixed Income (46.0%)
Basic Materials (3.9%)
	BHP Billiton Finance USA, Ltd.
100,000	6.750%, 10/19/2075[b,f]	104,000
	Big River Steel, LLC
125,000	7.250%, 9/1/2025[f]	124,062
	CF Industries, Inc.
125,000	5.150%, 3/15/2034	105,000
	First Quantum Minerals, Ltd.
125,000	7.250%, 4/1/2023[f]	110,000
	Grinding Media, Inc.
125,000	7.375%, 12/15/2023[f]	120,938
	Hexion, Inc.
100,000	6.625%, 4/15/2020	79,750
	Kinross Gold Corporation
20,000	4.500%, 7/15/2027	17,275
	Sherwin-Williams Company
5,000	2.250%, 5/15/2020	4,923
	Syngenta Finance NV
20,000	3.933%, 4/23/2021[f]	19,726
	Teck Resources, Ltd.
15,000	6.125%, 10/1/2035	14,325
	Vale Overseas, Ltd.
2,000	4.375%, 1/11/2022	2,035

	Total	702,034

Capital Goods (2.5%)
	Ardagh Packaging Finance plc
125,000	6.000%, 2/15/2025[f]	115,390
	Caterpillar Financial Services Corporation
4,000	1.850%, 9/4/2020	3,921

The accompanying Notes to Financial Statements are an integral part of this schedule.

175

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (46.0%)	Value
Capital Goods (2.5%) - continued
	CNH Industrial Capital, LLC
$5,000	4.875%, 4/1/2021	$5,080
	CNH Industrial NV
15,000	3.850%, 11/15/2027	13,651
	General Electric Company
100,000	5.000%, 1/21/2021[b,g]	76,500
	H&E Equipment Services, Inc.
125,000	5.625%, 9/1/2025	114,688
	Textron Financial Corporation
150,000	4.351%, (LIBOR 3M + 1.735%), 2/15/2042[b,f]	108,000
	Textron, Inc.
25,000	3.375%, 3/1/2028	23,180

	Total	460,410

Collateralized Mortgage Obligations (4.8%)
	CHL Mortgage Pass-Through Trust
83,836	3.847%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	76,875
	Countrywide Alternative Loan Trust
200,636	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	181,741
	CSMC Mortgage-Backed Trust
62,035	6.000%, 11/25/2036, Ser. 2006-9, Class 6A14	59,238
	GMACM Mortgage Loan Trust
49,444	4.638%, 11/19/2035, Ser. 2005-AR6, Class 1A1[b]	47,676
	Impac Secured Assets Trust
59,797	2.746%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	49,763
	J.P. Morgan Mortgage Trust
137,829	4.140%, 2/25/2036, Ser. 2006-A1, Class 2A2[b]	124,182
	Residential Accredit Loans, Inc. Trust
93,627	3.056%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	72,883
88,974	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	81,579
	WaMu Mortgage Pass Through Certificates
78,504	3.117%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	70,571
	Wells Fargo Mortgage Backed Securities Trust
103,041	5.500%, 4/25/2036, Ser. 2006-4, Class 2A2	99,251

	Total	863,759

Communications Services (5.1%)
	British Sky Broadcasting Group plc
3,000	3.125%, 11/26/2022[f]	2,960
	Charter Communications Operating, LLC
15,000	4.908%, 7/23/2025	14,909
	Cox Communications, Inc.
5,000	3.350%, 9/15/2026[f]	4,615
	Digicel Group, Ltd.
100,000	8.250%, 9/30/2020[f]	67,500
	Discovery Communications, LLC
6,000	2.200%, 9/20/2019	5,937
18,000	2.950%, 3/20/2023	17,237
	DISH Network Corporation, Convertible
87,000	3.375%, 8/15/2026	70,254
	GCI Liberty, Inc., Convertible
41,000	1.750%, 9/30/2046[f]	39,923
	IAC FinanceCo, Inc., Convertible
24,000	0.875%, 10/1/2022[f]	31,878
	Liberty Media Corporation, Convertible
33,000	1.000%, 1/30/2023	33,987
	Meredith Corporation
125,000	6.875%, 2/1/2026[f]	122,187
	Sprint Corporation
125,000	7.625%, 2/15/2025	125,000
	VeriSign, Inc.
125,000	4.750%, 7/15/2027	117,225
	Verizon Communications, Inc.
5,000	3.716%, (LIBOR 3M + 1.100%), 5/15/2025[b]	4,848
	Viacom, Inc.
25,000	6.875%, 4/30/2036	26,854
100,000	5.875%, 2/28/2057[b]	90,852
	World Wrestling Entertainment, Inc., Convertible
16,000	3.375%, 12/15/2023[f]	48,698
	Zayo Group, LLC
95,000	6.375%, 5/15/2025	88,350

	Total	913,214

Consumer Cyclical (1.9%)
	Delphi Jersey Holdings plc
125,000	5.000%, 10/1/2025[f]	105,217
	General Motors Financial Company, Inc.
3,000	3.258%, (LIBOR 3M + 0.850%), 4/9/2021[b]	2,932
4,000	4.200%, 11/6/2021	3,998
3,000	3.150%, 6/30/2022	2,860
	Hanesbrands, Inc.
125,000	4.875%, 5/15/2026[f]	112,656
	Hyundai Capital America
3,000	2.750%, 9/18/2020[f]	2,953
	Lennar Corporation
4,000	2.950%, 11/29/2020	3,876
	Macy’s Retail Holdings, Inc.
5,000	2.875%, 2/15/2023	4,629
	Volkswagen Group of America Finance, LLC
5,000	4.250%, 11/13/2023[f]	4,959
	Wabash National Corporation
125,000	5.500%, 10/1/2025[f]	107,031

	Total	351,111

Consumer Non-Cyclical (3.1%)
	Abbott Laboratories
17,000	3.750%, 11/30/2026	16,798

The accompanying Notes to Financial Statements are an integral part of this schedule.

176

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (46.0%)	Value
Consumer Non-Cyclical (3.1%) - continued
	Albertsons Companies, LLC
$125,000	6.625%, 6/15/2024	$115,937
	Alliance One International, Inc.
100,000	9.875%, 7/15/2021	75,750
	Amgen, Inc.
5,000	2.650%, 5/11/2022	4,885
	Anthem, Inc., Convertible
14,000	2.750%, 10/15/2042	50,622
	BAT Capital Corporation
3,000	2.297%, 8/14/2020	2,929
3,000	2.764%, 8/15/2022	2,834
	Bayer U.S. Finance II, LLC
15,000	4.875%, 6/25/2048[f]	13,499
	Cardinal Health, Inc.
3,000	1.948%, 6/14/2019	2,985
	CVS Health Corporation
10,000	4.780%, 3/25/2038	9,593
	Energizer Gamma Acquisition, Inc.
15,000	6.375%, 7/15/2026[f]	13,763
	J.M. Smucker Company
3,000	2.200%, 12/6/2019	2,974
	JBS USA, LLC
125,000	5.875%, 7/15/2024[f]	122,500
	Kellogg Company
5,000	3.125%, 5/17/2022	4,941
	Kraft Heinz Foods Company
6,000	5.375%, 2/10/2020	6,136
	Kroger Company
3,000	2.800%, 8/1/2022	2,924
	Mondelez International Holdings Netherlands BV
4,000	2.000%, 10/28/2021[f]	3,832
	Mylan, Inc.
5,000	3.125%, 1/15/2023[f]	4,688
	Perrigo Finance Unlimited Company
5,000	4.375%, 3/15/2026	4,540
5,000	4.900%, 12/15/2044	4,141
	Shire Acquisitions Investments Ireland Designated Activity Company
6,000	2.400%, 9/23/2021	5,802
	Simmons Foods, Inc.
100,000	5.750%, 11/1/2024[f]	71,000
	Smithfield Foods, Inc.
5,000	2.650%, 10/3/2021[f]	4,778
	Teva Pharmaceutical Finance IV, LLC
2,000	2.250%, 3/18/2020	1,946
	Zoetis, Inc.
4,000	3.450%, 11/13/2020	4,010

	Total	553,807

Energy (3.5%)
	BP Capital Markets America, Inc.
6,000	2.520%, 9/19/2022	5,802
	Canadian Natural Resources, Ltd.
3,000	2.950%, 1/15/2023	2,867
	Canadian Oil Sands, Ltd.
3,000	9.400%, 9/1/2021[f]	3,346
	Cheniere Corpus Christi Holdings, LLC
125,000	7.000%, 6/30/2024	131,875
	Continental Resources, Inc.
125,000	3.800%, 6/1/2024	118,325
	Enbridge, Inc.
3,000	2.900%, 7/15/2022	2,903
	Encana Corporation
30,000	3.900%, 11/15/2021	30,024
	Endeavor Energy Resources, LP
125,000	5.500%, 1/30/2026[f]	128,125
	Energy Transfer Operating, LP
5,000	6.000%, 6/15/2048	4,875
	Enterprise Products Operating, LLC
75,000	5.250%, 8/16/2077[b]	62,495
	EQT Corporation
6,000	3.000%, 10/1/2022	5,689
	Kinder Morgan Energy Partners, LP
5,000	9.000%, 2/1/2019	5,022
	ONEOK Partners, LP
8,000	3.800%, 3/15/2020	8,013
	Petroleos Mexicanos
5,000	6.000%, 3/5/2020	5,091
	Plains All American Pipeline, LP
8,000	5.000%, 2/1/2021	8,137
	Regency Energy Partners, LP
13,000	5.000%, 10/1/2022	13,266
	TransCanada Trust
100,000	5.300%, 3/15/2077[b]	86,313
	Western Gas Partners, LP
3,000	4.000%, 7/1/2022	2,974
	Williams Partners, LP
5,000	4.500%, 11/15/2023	5,026

	Total	630,168

Financials (15.2%)
	AIG Global Funding
6,000	2.150%, 7/2/2020[f]	5,910
	Air Lease Corporation
4,000	2.500%, 3/1/2021	3,899
	Ares Capital Corporation
4,000	3.875%, 1/15/2020	4,008
	ASP AMC Merger Sub, Inc.
100,000	8.000%, 5/15/2025[f]	53,000
	Australia and New Zealand Banking Group, Ltd.
100,000	6.750%, 6/15/2026[b,f,g,h]	98,125
	Bank of America Corporation
3,000	2.369%, 7/21/2021[b]	2,946
100,000	6.250%, 9/5/2024[b,g]	98,800
25,000	4.000%, 1/22/2025	24,364
	Bank of Montreal
4,000	2.100%, 6/15/2020	3,947
	Barclays plc
25,000	7.750%, 9/15/2023[b,g]	24,048
6,000	4.338%, 5/16/2024[b]	5,833
	BB&T Corporation
6,000	2.150%, 2/1/2021	5,872
	BNP Paribas SA
100,000	7.625%, 3/30/2021[b,f,g]	101,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

177

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (46.0%)	Value
Financials (15.2%) - continued
	Capital One Financial Corporation
$3,000	2.500%, 5/12/2020	$2,961
	Cboe Global Markets, Inc.
4,000	1.950%, 6/28/2019	3,979
	Citigroup, Inc.
3,000	3.199%, (LIBOR 3M + 0.690%), 10/27/2022[b]	2,927
100,000	5.950%, 1/30/2023[b,g]	91,260
	Commerzbank AG
20,000	8.125%, 9/19/2023[f]	21,939
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
6,000	3.950%, 11/9/2022	5,980
	Credit Agricole SA
100,000	8.125%, 12/23/2025[b,f,g]	102,750
	Credit Suisse Group AG
5,000	7.500%, 7/17/2023[b,f,g]	4,875
125,000	7.500%, 12/11/2023[b,f,g]	127,062
	Credit Suisse Group Funding, Ltd.
11,000	3.125%, 12/10/2020	10,890
	Deutsche Bank AG
2,000	2.700%, 7/13/2020	1,945
	Digital Realty Trust, LP
4,000	2.750%, 2/1/2023	3,821
	Discover Bank
4,000	3.100%, 6/4/2020	3,972
	Fifth Third Bancorp
4,000	2.600%, 6/15/2022	3,891
	GE Capital International Funding Company
20,000	4.418%, 11/15/2035	16,826
	Goldman Sachs Group, Inc.
6,000	5.375%, 5/10/2020[b,g]	5,798
10,000	5.250%, 7/27/2021	10,381
6,000	3.801%, (LIBOR 3M + 1.050%), 6/5/2023[b]	5,856
100,000	5.300%, 11/10/2026[b,g]	89,500
	GS Finance Corporation, Convertible
93,000	0.500%, 6/23/2025[e]	85,809
	Hartford Financial Services Group, Inc.
100,000	4.741%, (LIBOR 3M + 2.125%), 2/12/2047[b,f]	80,000
	HSBC Holdings plc
75,000	6.375%, 9/17/2024[b,g]	69,750
	ILFC E-Capital Trust II
100,000	4.800%, (H15T30Y + 1.800%), 12/21/2065[b,f]	78,000
	J.P. Morgan Chase & Company
4,000	3.418%, (LIBOR 3M + 0.680%), 6/1/2021[b]	3,976
50,000	4.625%, 11/1/2022[b,g]	42,370
5,000	2.972%, 1/15/2023	4,875
100,000	5.150%, 5/1/2023[b,g]	94,500
	J.P. Morgan Chase Capital XXIII
100,000	3.616%, (LIBOR 3M + 1.000%), 5/15/2047[b]	73,000
	Lincoln National Corporation
100,000	4.998%, (LIBOR 3M + 2.358%), 5/17/2066[b]	81,570
	Lloyds Banking Group plc
100,000	6.657%, 5/21/2037[b,f,g]	98,312
	Macquarie Bank, Ltd.
100,000	6.125%, 3/8/2027[b,f,g]	85,375
	MGIC Investment Corporation, Convertible
64,000	9.000%, 4/1/2063*	80,393
	Morgan Stanley
6,000	5.500%, 7/28/2021	6,283
3,000	2.750%, 5/19/2022	2,919
	New York Life Global Funding
3,000	2.300%, 6/10/2022[f]	2,892
	PNC Bank NA
6,000	2.450%, 11/5/2020	5,925
	Quicken Loans, Inc.
125,000	5.750%, 5/1/2025[f]	116,875
	Reinsurance Group of America, Inc.
3,000	4.700%, 9/15/2023	3,130
	Royal Bank of Scotland Group plc
100,000	7.500%, 8/10/2020[b,g]	99,000
104,000	8.625%, 8/15/2021[b,g]	107,640
	Santander Holdings USA, Inc.
5,000	4.450%, 12/3/2021	5,086
	Societe Generale SA
100,000	8.000%, 9/29/2025[b,f,g]	100,375
	Standard Chartered plc
1,000	2.100%, 8/19/2019[f]	991
100,000	7.500%, 4/2/2022[b,f,g]	100,250
	State Street Capital Trust IV
100,000	3.788%, (LIBOR 3M + 1.000%), 6/15/2047[b]	78,500
	Sumitomo Mitsui Financial Group, Inc.
6,000	2.934%, 3/9/2021	5,937
3,000	2.784%, 7/12/2022	2,923
	Synchrony Financial
4,000	3.000%, 8/15/2019	3,974
10,000	4.250%, 8/15/2024	9,184
	UBS Group Funding Jersey, Ltd.
6,000	3.000%, 4/15/2021[f]	5,953
	USB Realty Corporation
120,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,f,g]	103,800
	Wachovia Capital Trust II
30,000	2.936%, (LIBOR 3M + 0.500%), 1/15/2027[b]	25,800
	Wand Merger Corporation
125,000	8.125%, 7/15/2023[f]	121,875
	Wells Fargo & Company
3,000	2.625%, 7/22/2022	2,893

	Total	2,739,375

Mortgage-Backed Securities (3.0%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
200,000	3.500%, 1/1/2049[d]	200,028
345,000	4.000%, 1/1/2049[d]	351,799

	Total	551,827

Technology (2.3%)
	Alliance Data Systems Corporation
125,000	5.375%, 8/1/2022[f]	121,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

178

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (46.0%)	Value
Technology (2.3%) - continued
	Apple, Inc.
$5,000	2.965%, (LIBOR 3M + 0.350%), 5/11/2022[b]	$4,984
25,000	4.500%, 2/23/2036	26,509
	Baidu, Inc.
3,000	3.000%, 6/30/2020	2,984
	Broadcom Corporation
35,000	3.500%, 1/15/2028	30,342
	Cypress Semiconductor Corporation, Convertible
3,000	4.500%, 1/15/2022	3,544
	Electronics For Imaging, Inc., Convertible
5,000	2.250%, 11/15/2023[f]	4,849
	Harland Clarke Holdings Corporation
125,000	8.375%, 8/15/2022[f]	113,906
	Intel Corporation, Convertible
14,000	3.250%, 8/1/2039	31,981
	Microchip Technology, Inc., Convertible
26,000	1.625%, 2/15/2027	25,397
	NetApp, Inc.
4,000	2.000%, 9/27/2019	3,956
	ON Semiconductor Corporation, Convertible
10,000	1.625%, 10/15/2023	10,732
	Red Hat, Inc., Convertible
4,000	0.250%, 10/1/2019	9,500
	Verint Systems, Inc., Convertible
6,000	1.500%, 6/1/2021	5,804
	Vishay Intertechnology, Inc., Convertible
28,000	2.250%, 6/15/2025[f]	24,769

	Total	421,132

Utilities (0.7%)
	CenterPoint Energy, Inc.
4,000	2.500%, 9/1/2022	3,826
	Dominion Energy, Inc.
6,000	2.579%, 7/1/2020	5,905
	Duke Energy Corporation
6,000	2.400%, 8/15/2022	5,764
	FirstEnergy Corporation
4,000	2.850%, 7/15/2022	3,898
	NiSource, Inc.
100,000	5.650%, 6/15/2023[b,f,g]	93,000
	Pinnacle West Capital Corporation
5,000	2.250%, 11/30/2020	4,900
	Southern Company
3,000	2.350%, 7/1/2021	2,917

	Total	120,210

	Total Long-Term Fixed Income (cost $9,050,548)	8,307,047

Shares	Registered Investment Companies (27.1%)

Affiliated (10.8%)
214,150	Thrivent Core Emerging Markets Debt Fund	1,953,050

	Total	1,953,050

Unaffiliated (16.3%)
6,250	AllianceBernstein Global High Income Fund, Inc.	65,812
11,075	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	118,281
6,495	BlackRock Core Bond Trust	79,239
10,132	BlackRock Corporate High Yield Fund, Inc.	94,025
10,890	BlackRock Credit Allocation Income Trust	121,750
15,800	BlackRock Enhanced Equity Dividend Trust	122,766
4,308	BlackRock Multi-Sector Income Trust	66,171
12,937	BlackRock Resources & Commodities Strategy Trust	91,335
4,000	Brookfield Real Assets Income Fund, Inc.	76,280
5,598	Calamos Convertible Opportunities and Income Fund	49,598
2,605	Cohen & Steers Limited Duration Preferred & Income Fund, Inc.	56,815
4,539	Cohen & Steers Quality Income Realty Fund, Inc.	47,024
5,645	Cohen & Steers REIT and Preferred Income Fund, Inc.	100,481
4,800	Eaton Vance Short Duration Diversified Income Fund	59,760
3,925	First Trust/Aberdeen Global Opportunity Income Fund	36,817
7,398	Invesco Dynamic Credit Opportunities Fund	75,977
21,194	Invesco Senior Income Trust	82,869
3,000	Invesco Senior Loan ETF	65,340
6,700	Invesco Variable Rate Preferred ETF	152,894
3,500	John Hancock Tax-Advantaged Dividend Income Fund	71,470
9,000	Liberty All-Star Equity Fund	48,420
6,825	MFS Intermediate Income Trust	25,048
5,638	Neuberger Berman MLP Income Fund, Inc.	37,718
11,500	Nuveen Credit Strategies Income Fund	85,100
3,529	Nuveen Preferred and Income Term Fund	71,356
10,700	Nuveen Quality Preferred Income Fund II	88,596
5,974	PGIM Global Short Duration High Yield Fund, Inc.	77,184
3,487	Reaves Utility Income Fund	102,623
6,306	Royce Value Trust, Inc.	74,411
8,030	Templeton Global Income Fund	48,421
5,157	Tortoise MLP Fund, Inc.	63,173
3,687	Tri-Continental Corporation	86,718
2,475	Vanguard Short-Term Corporate Bond ETF	192,902
14,144	Voya Global Equity Dividend & Premium Opportunity Fund	82,884
10,235	Wells Fargo Income Opportunities Fund	73,999
12,396	Western Asset High Income Fund II, Inc.	71,401

The accompanying Notes to Financial Statements are an integral part of this schedule.

179

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Registered Investment Companies (27.1%)	Value
Unaffiliated (16.3%) - continued
17,092	Western Asset High Income Opportunity Fund, Inc.	$74,863

	Total	2,939,521

	Total Registered Investment Companies (cost $5,495,238)	4,892,571

	Common Stock (5.1%)
Communications Services (0.2%)
41	Charter Communications, Inc.[i]	11,684
707	Twitter, Inc.[i]	20,319

	Total	32,003

Consumer Discretionary (0.4%)
8	Booking Holdings, Inc.[i]	13,779
2,630	Caesars Entertainment Corporationh,[i]	17,858
845	Carnival Corporation	41,659

	Total	73,296

Consumer Staples (<0.1%)
130	Bunge, Ltd.	6,947

	Total	6,947

Energy (2.4%)
550	Chevron Corporation	59,835
2,070	Enbridge, Inc.	64,336
3,300	Enterprise Products Partners, LP	81,147
1,000	Occidental Petroleum Corporation	61,380
1,134	Royal Dutch Shell plc ADR	66,078
900	Schlumberger, Ltd.	32,472
121	Whiting Petroleum Corporation[i]	2,745
2,765	Williams Companies, Inc.	60,968

	Total	428,961

Financials (0.5%)
1,120	Bank of America Corporation	27,597
2,900	Granite Point Mortgage Trust, Inc.	52,287
255	Wells Fargo & Company	11,750

	Total	91,634

Health Care (0.4%)
37	Anthem, Inc.	9,717
179	Danaher Corporation	18,459
98	Illumina, Inc.[i]	29,393
996	Teva Pharmaceutical Industries, Ltd. ADR[i]	15,358

	Total	72,927

Industrials (<0.1%)
28	Dycom Industries, Inc.[i]	1,513

	Total	1,513

Information Technology (0.8%)
1,239	Advanced Micro Devices, Inc.[i]	22,872
370	Intel Corporation	17,364
60	Lam Research Corporation	8,170
2,259	Micron Technology, Inc.[i]	71,678
82	NVIDIA Corporation	10,947
209	NXP Semiconductors NV	15,316

	Total	146,347

Real Estate (0.4%)
600	Crown Castle International Corporation	65,178

	Total	65,178

	Total Common Stock (cost $1,124,309)	918,806

	Preferred Stock (2.8%)
Consumer Staples (0.3%)
2,000	CHS, Inc., 6.750%[b,g]	48,120

	Total	48,120

Energy (0.8%)
10,535	Crestwood Equity Partners, LP, 9.250%[g]	92,181
2,650	NuStar Logistics, LP, 9.170%[b]	63,176

	Total	155,357

Financials (1.4%)
2,000	Citigroup Capital XIII[b]	52,860
1,594	Federal National Mortgage Association, 0.000%[g,i]	11,079
70	First Tennessee Bank NA, 3.750%[b,f,g]	51,457
1,300	GMAC Capital Trust I, 8.401%[b]	32,955
2,000	Morgan Stanley, 5.850%[b,g]	48,560
40	Wells Fargo & Company, Convertible, 7.500%[g]	50,479

	Total	247,390

Real Estate (0.3%)
2,313	Colony Capital, Inc., 8.75%[g]	53,523

	Total	53,523

	Total Preferred Stock (cost $540,983)	504,390

	Collateral Held for Securities Loaned (0.6%)
113,885	Thrivent Cash Management Trust	113,885

	Total Collateral Held for Securities Loaned (cost $113,885)	113,885

Shares or Principal Amount	Short-Term Investments (6.0%)
	Federal Home Loan Bank Discount Notes
100,000	2.255%, 1/8/2019[j,k]	99,960

The accompanying Notes to Financial Statements are an integral part of this schedule.

180

MULTIDIMENSIONAL INCOME PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares or Principal Amount	Short-Term Investments (6.0%)	Value
98,405	Thrivent Core Short-Term Reserve Fund 2.670%	$984,057

	Total Short-Term Investments (cost $1,084,013)	1,084,017

	Total Investments (cost $20,524,530) 104.0%	$18,769,602

	Other Assets and Liabilities, Net (4.0%)	(724,932)

	Total Net Assets 100.0%	$18,044,670

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	All or a portion of the loan is unfunded.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $3,538,314 or 19.6% of total net assets.

g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
h	All or a portion of the security is on loan.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
k	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Multidimensional Income Portfolio as of December 31, 2018 was $80,393 or 0.4% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2018.

Security	Acquisition Date	Cost
MGIC Investment Corporation, Convertible, 4/1/2063	4/28/2017	$82,888

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Multidimensional Income Portfolio as of December 31, 2018:

Securities Lending Transactions

Taxable Debt Security	$93,219
Common Stock	17,857

Total lending	$111,076
Gross amount payable upon return of collateral for securities loaned	$113,885

Net amounts due to counterparty	$2,809

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Ser.	-	Series

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

181

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (32.3%)[a]	Value
Basic Materials (1.8%)
	Arch Coal, Inc., Term Loan
$555,758	5.272%, (LIBOR 1M + 2.750%), 3/7/2024[b,c]	$539,085
	Ball Metalpack Finco, LLC, Term Loan
84,575	7.022%, (LIBOR 1M + 4.500%), 7/31/2025[b,c]	81,826
	Big River Steel, LLC, Term Loan
335,750	7.803%, (LIBOR 3M + 5.000%), 8/23/2023[b]	331,553
	Chemours Company, Term Loan
555,800	4.280%, (LIBOR 1M + 1.750%), 4/3/2025[b]	532,178
	CONSOL Energy, Inc., Term Loan
346,500	8.530%, (LIBOR 1M + 6.000%), 11/28/2022[b]	349,099
	Contura Energy, Inc., Term Loan
450,000	7.387%, (LIBOR 1M + 5.000%), 11/9/2025[b]	444,375
	Peabody Energy Corporation, Term Loan
392,037	5.272%, (LIBOR 1M + 2.750%), 3/31/2025[b,c]	379,296
	Pixelle Specialty Solutions, LLC, Term Loan
245,000	8.522%, (LIBOR 1M + 6.000%), 10/31/2024[b]	238,263
	Starfruit US Holdco, LLC, Term Loan
200,000	5.599%, (LIBOR 1M + 3.250%), 10/1/2025[b,c]	191,000

	Total	3,086,675

Capital Goods (2.0%)
	Advanced Disposal Services, Inc., Term Loan
582,963	4.669%, (LIBOR 1W + 2.250%), 11/10/2023[b]	559,097
	Flex Acquisition Company, Inc. Term Loan
289,275	5.599%, (LIBOR 1M + 3.250%), 6/22/2025[b]	273,220
	GFL Environmental, Inc., Term Loan
932,113	5.522%, (LIBOR 1M + 3.000%), 5/31/2025[b]	867,331
	Natgasoline, LLC, Term Loan
375,000	6.250%, (LIBOR 3M + 3.500%), 11/14/2025[b,c]	366,563
	Navistar, Inc., Term Loan
635,200	5.890%, (LIBOR 1M + 3.500%), 11/6/2024[b]	611,380
	Vertiv Group Corporation, Term Loan
883,352	6.707%, (LIBOR 3M + 4.000%), 11/15/2023[b]	799,433

	Total	3,477,024

Communications Services (7.0%)
	Altice France SA, Term Loan
261,025	5.272%, (LIBOR 1M + 2.750%), 7/31/2025[b]	238,316
1,105,000	6.455%, (LIBOR 1M + 4.000%), 1/31/2026[b]	1,041,462
	CBS Radio, Inc., Term Loan
92,264	5.256%, (LIBOR 1M + 2.750%), 11/17/2024[b]	86,728
	CenturyLink, Inc., Term Loan
1,049,400	5.272%, (LIBOR 1M + 2.750%), 1/31/2025[b]	976,991
	Charter Communications Operating, LLC, Term Loan
613,800	4.530%, (LIBOR 1M + 2.000%), 4/30/2025[b]	587,026
	CSC Holdings, LLC, Term Loan
477,725	4.705%, (LIBOR 1M + 2.250%), 7/17/2025[b]	452,167
	Frontier Communications Corporation, Term Loan
775,158	6.280%, (LIBOR 1M + 3.750%), 6/15/2024[b]	717,509
	Gray Television, Inc., Term Loan
459,031	4.599%, (LIBOR 1M + 2.250%), 2/7/2024[b]	439,523
165,000	0.000%, (LIBOR 3M + 2.500%), 11/2/2025[b,d,e]	159,108
	HCP Acquisition, LLC, Term Loan
543,000	5.522%, (LIBOR 1M + 3.000%), 5/16/2024[b]	522,469
	Intelsat Jackson Holdings SA, Term Loan
500,000	6.256%, (LIBOR 1M + 3.750%), 11/27/2023[b]	483,035
	Liberty Cablevision of Puerto Rico, LLC, Term Loan
725,000	5.936%, (LIBOR 3M + 3.500%), 1/7/2022[b]	692,832
145,000	9.186%, (LIBOR 3M + 6.750%), 7/7/2023[b,c]	134,850
	Mediacom Illinois, LLC, Term Loan
292,788	4.170%, (LIBOR 1W + 1.750%), 2/15/2024[b]	278,637
	NEP Group, Inc., Term Loan
190,000	5.772%, (LIBOR 1M + 3.250%), 10/20/2025[b]	181,570
	SBA Senior Finance II, LLC, Term Loan
417,900	4.530%, (LIBOR 1M + 2.000%), 4/11/2025[b]	399,813
	Sprint Communications, Inc., Term Loan
1,046,362	5.063%, (LIBOR 1M + 2.500%), 2/3/2024[b]	993,176
440,000	5.563%, (LIBOR 1M + 3.000%), 2/3/2024[b]	424,600
	Syniverse Holdings, Inc., Term Loan
178,650	7.455%, (LIBOR 1M + 5.000%), 3/9/2023[b]	159,297
	TNS, Inc., Term Loan
474,313	6.710%, (LIBOR 3M + 4.000%), 8/14/2022[b]	468,977
	Unitymedia Finance, LLC, Term Loan
600,000	4.705%, (LIBOR 1M + 2.250%), 1/15/2026[b]	577,998

The accompanying Notes to Financial Statements are an integral part of this schedule.

182

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (32.3%)[a]	Value
Communications Services (7.0%) - continued
	Univision Communications, Inc., Term Loan
$897,023	5.272%, (LIBOR 1M + 2.750%), 3/15/2024[b]	$809,940
	Virgin Media Bristol, LLC, Term Loan
785,000	4.955%, (LIBOR 1M + 2.500%), 1/15/2026[b]	741,731
	WideOpenWest Finance, LLC, Term Loan
469,063	5.720%, (LIBOR 1M + 3.250%), 8/19/2023[b]	433,296
	Windstream Services, LLC, Term Loan
183,591	6.460%, (LIBOR 1M + 4.000%), 3/30/2021[b]	163,068

	Total	12,164,119

Consumer Cyclical (3.8%)
	Cengage Learning, Inc., Term Loan
560,609	6.754%, (LIBOR 1M + 4.250%), 6/7/2023[b]	478,620
	Eldorado Resorts, Inc., Term Loan
164,957	4.500%, (LIBOR 2M + 2.000%), 4/17/2024[b]	157,397
	Four Seasons Hotels, Ltd., Term Loan
490,000	4.522%, (LIBOR 1M + 2.000%), 11/30/2023[b]	469,087
	Golden Entertainment, Inc., Term Loan
846,450	5.530%, (LIBOR 1M + 3.000%), 10/20/2024[b,c]	808,360
135,000	9.530%, (LIBOR 1M + 7.000%), 10/20/2025[b]	129,262
	Golden Nugget, LLC, Term Loan
651,577	5.237%, (LIBOR 3M + 2.750%), 10/4/2023[b]	625,513
	KAR Auction Services, Inc., Term Loan
265,250	5.313%, (LIBOR 3M + 2.500%), 3/9/2023[b]	257,624
	Mohegan Gaming and Entertainment, Term Loan
530,180	6.522%, (LIBOR 1M + 4.000%), 10/13/2023[b]	470,800
	Neiman Marcus Group, Ltd., LLC, Term Loan
277,812	5.630%, (LIBOR 1M + 3.250%), 10/25/2020[b]	233,971
	Scientific Games International, Inc., Term Loan
1,429,200	5.250%, (LIBOR 1M + 2.750%), 8/14/2024[b]	1,337,831
	Seminole Hard Rock Entertainment, Inc., Term Loan
114,848	5.146%, (PRIME + 1.750%), 5/14/2020[b]	112,934
	Stars Group Holdings BV, Term Loan
920,375	6.303%, (LIBOR 3M + 3.500%), 7/10/2025[b]	887,398
	Tenneco, Inc., Term Loan
295,000	5.272%, (LIBOR 1M + 2.750%), 10/1/2025[b]	276,415
	Wyndham Hotels & Resorts, Inc., Term Loan
339,150	4.272%, (LIBOR 1M + 1.750%), 5/30/2025[b]	325,584

	Total	6,570,796

Consumer Non-Cyclical (6.8%)
	Air Medical Group Holdings, Inc., Term Loan
1,381,050	5.682%, (LIBOR 1M + 3.250%), 4/28/2022[b]	1,286,531
168,300	6.754%, (LIBOR 1M + 4.250%), 3/14/2025[b]	156,038
	Albertson’s, LLC, Term Loan
405,609	5.822%, (LIBOR 3M + 3.000%), 12/21/2022[b]	388,650
601,676	5.691%, (LIBOR 3M + 3.000%), 6/22/2023[b]	570,088
700,000	5.522%, (LIBOR 1M + 3.000%), 11/16/2025[b]	662,375
	Amneal Pharmaceuticals, LLC, Term Loan
552,097	6.063%, (LIBOR 1M + 3.500%), 5/4/2025[b]	522,190
	Bausch Health Companies, Inc., Term Loan
1,058,750	5.379%, (LIBOR 1M + 3.000%), 6/1/2025[b]	1,009,052
	CHS/Community Health Systems, Inc., Term Loan
387,247	5.957%, (LIBOR 3M + 3.250%), 1/27/2021[b]	371,482
	Diamond BC BV, Term Loan
485,100	5.527%, (LIBOR 3M + 3.000%), 9/6/2024[b]	446,292
	Endo International plc, Term Loan
844,427	6.813%, (LIBOR 1M + 4.250%), 4/27/2024[b]	797,984
	Energizer Holdings, Inc., Term Loan
290,000	0.000%, (LIBOR 3M + 2.250%), 12/17/2025[b,d,e]	279,487
	Grifols Worldwide Operations USA, Inc., Term Loan
437,213	4.669%, (LIBOR 1W + 2.250%), 1/31/2025[b]	418,692
	JBS USA LUX SA, Term Loan
1,021,800	5.260%, (LIBOR 1M + 2.500%), 10/30/2022[b]	980,928
	Mallinckrodt International Finance SA, Term Loan
1,032,200	5.618%, (LIBOR 3M + 3.000%), 2/24/2025[b]	949,996
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,256,889	6.522%, (LIBOR 1M + 4.000%), 5/4/2022[b]	1,131,590
	MPH Acquisition Holdings, LLC, Term Loan
452,796	5.553%, (LIBOR 3M + 2.750%), 6/7/2023[b]	427,892
	Ortho-Clinical Diagnostics SA, Term Loan
423,550	5.756%, (LIBOR 1M + 3.250%), 6/1/2025[b]	391,915

The accompanying Notes to Financial Statements are an integral part of this schedule.

183

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (32.3%)[a]	Value
Consumer Non-Cyclical (6.8%) - continued
	Plantronics, Inc., Term Loan
$583,538	5.022%, (LIBOR 1M + 2.500%), 7/2/2025[b]	$560,342
	Revlon Consumer Products Corporation, Term Loan
480,178	6.207%, (LIBOR 3M + 3.500%), 9/7/2023[b]	339,040

	Total	11,690,564

Energy (2.2%)
	BCP Raptor II, LLC, Term Loan
155,000	7.143%, (LIBOR 2M + 4.750%), 12/19/2025[b]	143,181
	Calpine Corporation, Term Loan
488,670	5.310%, (LIBOR 3M + 2.500%), 1/15/2024[b]	463,396
	Consolidated Energy Finance SA, Term Loan
318,400	4.932%, (LIBOR 1M + 2.500%), 5/7/2025[b],[c]	308,052
	HFOTCO, LLC, Term Loan
880,575	5.280%, (LIBOR 1M + 2.750%), 6/26/2025[b]	860,762
	McDermott Technology (Americas), Inc., Term Loan
803,925	7.522%, (LIBOR 1M + 5.000%), 5/10/2025[b]	748,318
	MEG Energy Corporation, Term Loan
52,013	6.030%, (LIBOR 1M + 3.500%), 12/31/2023[b]	50,777
	Radiate Holdco, LLC, Term Loan
1,291,851	5.522%, (LIBOR 1M + 3.000%), 2/1/2024[b]	1,215,749

	Total	3,790,235

Financials (5.7%)
	Air Methods Corporation, Term Loan
850,675	6.303%, (LIBOR 3M + 3.500%), 4/21/2024[b]	669,601
	Avolon TLB Borrower 1 US, LLC, Term Loan
911,430	4.470%, (LIBOR 1M + 2.000%), 1/15/2025[b]	874,216
	Cyxtera DC Holdings, Inc., Term Loan
132,975	5.380%, (LIBOR 1M + 3.000%), 5/1/2024[b]	126,991
80,000	9.630%, (LIBOR 1M + 7.250%), 5/1/2025[b]	73,200
	Digicel International Finance, Ltd., Term Loan
841,481	5.960%, (LIBOR 3M + 3.250%), 5/10/2024[b]	761,540
	Genworth Holdings, Inc., Term Loan
148,875	6.955%, (LIBOR 1M + 4.500%), 3/7/2023[b],[c]	145,898
	GGP Nimbus LP, Term Loan
895,000	5.022%, (LIBOR 1M + 2.500%), 8/24/2025[b]	841,577
	Grizzly Finco, Term Loan
618,450	5.646%, (LIBOR 3M + 3.250%), 10/1/2025[b]	602,989
	Harland Clarke Holdings Corporation, Term Loan
758,388	7.553%, (LIBOR 3M + 4.750%), 11/3/2023[b]	682,739
	INEOS U.S. Finance, LLC, Term Loan
1,079,100	4.522%, (LIBOR 1M + 2.000%), 3/31/2024[b]	1,017,052
	Level 3 Parent, LLC, Term Loan
1,025,000	4.754%, (LIBOR 1M + 2.250%), 2/22/2024[b]	971,187
	MoneyGram International, Inc., Term Loan
390,759	5.772%, (LIBOR 1M + 3.250%), 3/28/2020[b]	319,641
	Sable International Finance, Ltd., Term Loan
1,585,000	5.772%, (LIBOR 1M + 3.250%), 1/31/2026[b]	1,524,992
	Trans Union, LLC, Term Loan
496,493	4.522%, (LIBOR 1M + 2.000%), 4/9/2023[b]	476,633
	Tronox Finance, LLC, Term Loan
230,463	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b,d,e]	223,219
531,837	5.522%, (LIBOR 1M + 3.000%), 9/22/2024[b,d,e]	515,122

	Total	9,826,597

Technology (1.7%)
	First Data Corporation, Term Loan
1,320,000	4.504%, (LIBOR 1M + 2.000%), 4/26/2024[b]	1,257,960
	Rackspace Hosting, Inc., Term Loan
1,083,472	5.582%, (LIBOR 3M + 3.000%), 11/3/2023[b]	953,455
	SS&C Technologies Holdings Europe SARL, Term Loan
192,140	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	180,887
	SS&C Technologies, Inc., Term Loan
506,547	4.772%, (LIBOR 1M + 2.250%), 4/16/2025[b]	476,879

	Total	2,869,181

Utilities (1.3%)
	Arctic LNG Carriers, Ltd., Term Loan
950,525	7.022%, (LIBOR 1M + 4.500%), 5/18/2023[b,c]	917,257
	Core and Main, LP, Term Loan
415,800	5.721%, (LIBOR 3M + 3.000%), 8/1/2024[b]	400,902
	EnergySolutions, LLC, Term Loan
293,525	6.553%, (LIBOR 3M + 3.750%), 5/11/2025[b]	270,043
	GIP III Stetson I, LP, Term Loan
205,000	6.695%, (LIBOR 3M + 4.250%), 7/18/2025[b]	197,056
	Talen Energy Supply, LLC, Term Loan
309,402	6.522%, (LIBOR 1M + 4.000%), 7/6/2023[b]	304,630

The accompanying Notes to Financial Statements are an integral part of this schedule.

184

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Bank Loans (32.3%)[a]	Value
Utilities (1.3%) - continued
	TerraForm Power Operating, LLC, Term Loan
$267,970	4.522%, (LIBOR 1M + 2.000%), 11/8/2022[b]	$258,369

	Total	2,348,257

	Total Bank Loans (cost $59,112,146)	55,823,448

	Long-Term Fixed Income (47.7%)
Asset-Backed Securities (7.3%)
	Apidos CLO XXIV
460,000	3.919%, (LIBOR 3M + 1.450%), 10/20/2030, Ser. 2016-24A, Class A1BRb,f	453,900
	Assurant CLO III, Ltd.
450,000	3.389%, (LIBOR 3M + 1.230%), 10/20/2031, Ser. 2018-2A, Class Ab,f	443,815
	Babson CLO, Ltd.
450,000	5.369%, (LIBOR 3M + 2.900%), 7/20/2029, Ser. 2018-3A, Class Db,f	425,089
	Business Jet Securities, LLC
361,642	4.447%, 6/15/2033, Ser. 2018-2, Class Af	365,500
	Cent CLO, LP
500,000	4.790%, (LIBOR 3M + 2.300%), 10/25/2028, Ser. 2018-27A, Class Bb,f	493,463
	College Ave Student Loans, LLC
237,603	4.156%, (LIBOR 1M + 1.650%), 11/26/2046, Ser. 2017-A, Class A1[b,f]	240,906
	First Horizon ABS Trust
1,362	2.666%, (LIBOR 1M + 0.160%), 10/25/2034, Ser. 2006-HE1, Class Ab,g	1,354
	Foundation Finance Trust
234,535	3.300%, 7/15/2033, Ser. 2017-1A, Class Af	232,918
	FRS, LLC
10,063	1.800%, 4/15/2043, Ser. 2013-1A, Class A1[f]	10,029
	GMAC Mortgage Corporation Loan Trust
78,421	3.006%, (LIBOR 1M + 0.500%), 8/25/2035, Ser. 2005-HE1, Class A2[b,g]	85,948
	GSAA Home Equity Trust
186,692	2.776%, (LIBOR 1M + 0.270%), 7/25/2037, Ser. 2007-7, Class A4[b]	177,369
	Harley Marine Financing, LLC
270,188	5.682%, 5/15/2043, Ser. 2018-1A, Class A2[f]	186,610
	Home Equity Asset Trust
442,573	3.826%, (LIBOR 1M + 1.320%), 8/25/2033, Ser. 2003-2, Class M1[b]	438,288
	J.P. Morgan Mortgage Acquisition Trust
110,267	4.260%, 3/25/2047, Ser. 2007-HE1, Class AF4[h]	82,108
	Lehman XS Trust
119,147	5.440%, 8/25/2035, Ser. 2005-2, Class 2A3Bh	108,696
	Lendmark Funding Trust
300,000	2.830%, 12/22/2025, Ser. 2017-1A, Class Af	296,000
	Madison Park Funding XIV, Ltd.
425,000	3.869%, (LIBOR 3M + 1.400%), 10/22/2030, Ser. 2014-14A, Class A2RRb,f	417,886
	Myers Park CLO, Ltd.
425,000	3.738%, (LIBOR 3M + 1.400%), 10/20/2030, Ser. 2018-1A, Class A2[b,f]	418,138
	Oak Hill Advisors Residential Loan Trust
288,955	3.000%, 6/25/2057, Ser. 2017-NPL1, Class A1[f,h]	283,115
	Octagon Investment Partners XX, Ltd.
275,000	6.168%, (LIBOR 3M + 3.550%), 8/12/2026, Ser. 2014-1A, Class DRb,f	273,309
	OHA Credit Funding 1, Ltd.
360,000	4.089%, (LIBOR 3M + 1.450%), 10/20/2030, Ser. 2018-1A, Class A2[b,f]	355,450
	OZLM Funding II, Ltd.
710,000	4.020%, (LIBOR 3M + 1.500%), 7/15/2031, Ser. 2012-2A, Class A1BRb,f	703,177
	OZLM IX, Ltd.
550,000	4.019%, (LIBOR 3M + 1.550%), 10/20/2031, Ser. 2014-9A, Class A1BRb,f	548,345
	Palmer Square Loan Funding, Ltd.
250,000	4.370%, (LIBOR 3M + 1.900%), 1/20/2027, Ser. 2018-5A, Class Bb,f	245,521
	Park Avenue Institutional Advisers CLO, Ltd.
700,000	3.992%, (LIBOR 3M + 1.500%), 10/20/2031, Ser. 2018-1A, Class A1Bb,f	688,914
	Preston Ridge Partners Mortgage Trust, LLC
67,268	4.250%, 1/25/2022, Ser. 2017-1A, Class A1[f,h]	67,138
145,424	3.470%, 9/25/2022, Ser. 2017-2A, Class A1[f,h]	144,140
263,409	3.750%, 4/25/2023, Ser. 2018-1A, Class A1[b,f]	261,835
	Renaissance Home Equity Loan Trust
243,214	5.608%, 5/25/2036, Ser. 2006-1, Class AF3[h]	161,940
225,430	5.797%, 8/25/2036, Ser. 2006-2, Class AF3[h]	130,594
183,486	5.285%, 1/25/2037, Ser. 2006-4, Class AF2[h]	95,729

The accompanying Notes to Financial Statements are an integral part of this schedule.

185

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Asset-Backed Securities (7.3%) - continued
	Sound Point CLO X, Ltd.
$375,000	5.169%, (LIBOR 3M + 2.700%), 1/20/2028, Ser. 2015-3A, Class DRb,f	$351,848
	Sound Point CLO XXI, Ltd.
700,000	3.864%, (LIBOR 3M + 1.450%), 10/26/2031, Ser. 2018-3A, Class A1Bb,f	688,589
	Spirit Master Funding, LLC
546,254	4.360%, 12/20/2047, Ser. 2017-1A, Class Af	552,511
	THL Credit Wind River CLO, Ltd.
325,000	5.286%, (LIBOR 3M + 2.850%), 7/15/2028, Ser. 2016-1A, Class DRb	305,283
1,075,000	3.848%, (LIBOR 3M + 1.450%), 10/22/2031, Ser. 2014-3A, Class A2R2[b,f]	1,057,641
	Vericrest Opportunity Loan Trust LXV, LLC
377,505	3.750%, 4/25/2048, Ser. 2018-NPL1, Class A1[f,h]	373,790
	Wachovia Asset Securitization, Inc.
209,881	2.646%, (LIBOR 1M + 0.140%), 7/25/2037, Ser. 2007-HE1, Class Ab,f,g	194,891
	Wells Fargo Home Equity Trust
142,974	3.006%, (LIBOR 1M + 0.500%), 4/25/2034, Ser. 2004-1, Class M1[b]	139,037

	Total	12,500,814

Basic Materials (1.3%)
	Alcoa Nederland Holding BV
175,000	6.750%, 9/30/2024[f]	177,625
	Anglo American Capital plc
74,000	4.125%, 9/27/2022[f]	72,928
200,000	4.750%, 4/10/2027[f]	191,646
	ArcelorMittal SA
90,000	6.125%, 6/1/2025	94,235
	BWAY Holding Company
175,000	5.500%, 4/15/2024[f]	164,500
	CF Industries, Inc.
200,000	3.450%, 6/1/2023	186,000
	E.I. du Pont de Nemours and Company
74,000	2.200%, 5/1/2020	73,470
	First Quantum Minerals, Ltd.
130,000	7.000%, 2/15/2021[f]	124,800
	FMG Resources Property, Ltd.
185,000	5.125%, 5/15/2024[f]	170,200
	Kinross Gold Corporation
38,000	5.125%, 9/1/2021	37,905
	LyondellBasell Industries NV
26,000	5.000%, 4/15/2019	26,028
	Packaging Corporation of America
64,000	2.450%, 12/15/2020	62,826
	Platform Specialty Products Corporation
135,000	5.875%, 12/1/2025[f]	126,225
	Sherwin-Williams Company
74,000	2.250%, 5/15/2020	72,856
	Steel Dynamics, Inc.
155,000	5.000%, 12/15/2026	146,863
	Syngenta Finance NV
75,000	3.933%, 4/23/2021[f]	73,973
	Trinseo Materials Operating SCA
195,000	5.375%, 9/1/2025[f]	170,430
	United States Steel Corporation
215,000	6.250%, 3/15/2026	188,125
	Vale Overseas, Ltd.
23,000	4.375%, 1/11/2022	23,403
	Xstrata Finance Canada, Ltd.
57,000	4.950%, 11/15/2021[f]	58,218

	Total	2,242,256

Capital Goods (1.5%)
	AECOM
260,000	5.875%, 10/15/2024	256,100
	Ashtead Capital, Inc.
155,000	4.125%, 8/15/2025[f]	141,825
	Bombardier, Inc.
160,000	7.500%, 3/15/2025[f]	150,800
	Building Materials Corporation of America
175,000	6.000%, 10/15/2025[f]	167,842
	Caterpillar Financial Services Corporation
62,000	1.850%, 9/4/2020	60,773
	Cemex SAB de CV
130,000	5.700%, 1/11/2025[f]	124,639
	Cintas Corporation No. 2
57,000	2.900%, 4/1/2022	56,065
	CNH Industrial Capital, LLC
60,000	4.875%, 4/1/2021	60,966
	Crown Americas Capital Corporation IV
120,000	4.500%, 1/15/2023	117,150
	Crown Cork & Seal Company, Inc.
170,000	7.375%, 12/15/2026	181,050
	General Electric Company
53,000	5.000%, 1/21/2021[b,i]	40,545
	H&E Equipment Services, Inc.
220,000	5.625%, 9/1/2025	201,850
	L3 Technologies, Inc.
75,000	4.950%, 2/15/2021	76,746
	Lockheed Martin Corporation
35,000	2.500%, 11/23/2020	34,609
	Owens-Brockway Glass Container, Inc.
270,000	5.000%, 1/15/2022[f]	267,300
	Reynolds Group Issuer, Inc.
240,000	5.125%, 7/15/2023[f]	228,600
	Rockwell Collins, Inc.
42,000	2.800%, 3/15/2022	40,822
	Roper Technologies, Inc.
60,000	2.800%, 12/15/2021	58,778
	Textron Financial Corporation
200,000	4.351%, (LIBOR 3M + 1.735%), 2/15/2042[b,f]	144,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

186

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Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Capital Goods (1.5%) - continued
	United Rentals North America, Inc.
$170,000	5.500%, 7/15/2025	$160,225
	United Technologies Corporation
80,000	3.950%, 8/16/2025	79,416

	Total	2,650,101

Collateralized Mortgage Obligations (6.2%)
	Alternative Loan Trust 2007-6
214,401	5.750%, 4/25/2047, Ser. 2007-6, Class A4	181,393
	Antler Mortgage Trust
725,000	4.335%, 7/25/2022, Ser. 2018-RTL1, Class A1[f]	723,683
	Bear Stearns Adjustable Rate Mortgage Trust
79,423	4.730%, (CMT 1Y + 2.300%), 10/25/2035, Ser. 2005-9, Class A1[b]	80,023
	Bear Stearns ARM Trust
209,116	4.240%, 1/25/2034, Ser. 2003-8, Class 5Ab	204,378
	Bellemeade Re 2018-1, Ltd.
350,000	4.106%, (LIBOR 1M + 1.600%), 4/25/2028, Ser. 2018-1A, Class M1Bb,f	350,000
	Cascade Funding Mortgage Trust
228,123	4.580%, 6/25/2048, Ser. 2018-RM1, Class A1[c,f]	227,783
	ChaseFlex Trust
274,290	6.500%, 2/25/2035, Ser. 2005-1, Class 1A5	268,995
	CHL Mortgage Pass-Through Trust
279,453	3.847%, 11/20/2035, Ser. 2005-HYB7, Class 6A1[b]	256,250
235,493	4.241%, 12/20/2035, Ser. 2005-HYB8, Class 3A1[b]	226,349
133,172	6.000%, 4/25/2037, Ser. 2007-3, Class A18	106,313
	CIM Trust
294,809	5.000%, 12/25/2057, Ser. 2018-R3, Class A1[b,f]	307,688
	COLT Mortgage Loan Trust
49,399	2.750%, 9/25/2046, Ser. 2016-2, Class A1[b,f]	49,159
	Countrywide Alternative Loan Trust
240,000	5.500%, 5/25/2035, Ser. 2005-J3, Class 1A5	213,063
97,081	5.750%, 8/25/2035, Ser. 2005-28CB, Class 2A5	84,351
100,967	5.500%, 10/25/2035, Ser. 2005-46CB, Class A8	93,818
160,414	3.157%, (12 MTA + 1.000%), 12/25/2035, Ser. 2005-69, Class A1[b]	151,545
36,205	5.500%, 2/25/2036, Ser. 2005-85CB, Class 2A2	32,795
51,854	6.000%, 1/25/2037, Ser. 2006-39CB, Class 1A16	48,568
119,651	5.500%, 5/25/2037, Ser. 2007-8CB, Class A1	98,416
	Countrywide Home Loan Mortgage Pass Through Trust
164,383	4.078%, 11/25/2035, Ser. 2005-22, Class 2A1[b]	144,594
	CSMC Mortgage-Backed Trust
62,526	6.000%, 11/25/2036, Ser. 2006-9, Class 6A14	59,708
138,483	5.500%, 3/25/2037, Ser. 2007-2, Class 3A4	114,466
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
225,430	5.250%, 6/25/2035, Ser. 2005-3, Class 4A6	227,521
	Federal National Mortgage Association - REMIC
1,841,144	3.000%, 8/25/2027, Ser. 2012-95, Class HIj	139,561
692,801	2.500%, 1/25/2028, Ser. 2012-152, Class AIj	50,335
2,079,883	3.000%, 1/25/2028, Ser. 2012-147, Class EIj	170,311
1,175,896	2.500%, 6/25/2028, Ser. 2013-87, Class IWj	86,741
	First Horizon Alternative Mortgage Securities Trust
105,208	4.250%, 7/25/2035, Ser. 2005-AA5, Class 2A1[b]	102,263
	GMAC Mortgage Corporation Loan Trust
82,955	3.801%, 5/25/2035, Ser. 2005-AR2, Class 4Ab	78,783
19,125	4.156%, 9/19/2035, Ser. 2005-AR5, Class 5A1[b]	17,809
	Impac Secured Assets Trust
378,716	2.746%, (LIBOR 1M + 0.240%), 9/25/2037, Ser. 2007-3, Class A1Bb	315,163
	IndyMac INDA Mortgage Loan Trust
147,095	3.896%, 8/25/2036, Ser. 2006-AR1, Class A1[b]	144,373
	IndyMac INDX Mortgage Loan Trust
388,268	3.755%, 10/25/2035, Ser. 2005-AR19, Class A1[b]	345,353
140,488	2.716%, (LIBOR 1M + 0.210%), 4/25/2046, Ser. 2006-AR2, Class 1A1Bb	126,789
	J.P. Morgan Alternative Loan Trust
97,611	6.500%, 3/25/2036, Ser. 2006-S1, Class 1A19	83,049
	J.P. Morgan Mortgage Trust
79,402	6.500%, 1/25/2035, Ser. 2005-S1, Class 1A2	85,642
103,687	4.486%, 7/25/2035, Ser. 2007-A1, Class 2A1[b]	103,977
132,391	4.059%, 6/25/2036, Ser. 2006-A4, Class 2A2[b]	123,985
111,264	4.196%, 10/25/2036, Ser. 2006-A6, Class 1A2[b]	95,911
	Master Asset Securitization Trust
450,883	3.006%, (LIBOR 1M + 0.500%), 6/25/2036, Ser. 2006-2, Class 2A2[b]	205,231

The accompanying Notes to Financial Statements are an integral part of this schedule.

187

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Collateralized Mortgage Obligations (6.2%) - continued
	MASTR Alternative Loans Trust
$99,344	5.000%, 9/25/2019, Ser. 2004-10, Class 3A1	$100,975
	Merrill Lynch Alternative Note Asset Trust
115,634	6.000%, 3/25/2037, Ser. 2007-F1, Class 2A1	88,648
	Merrill Lynch Mortgage Investors Trust
223,876	3.977%, 6/25/2035, Ser. 2005-A5, Class M1[b]	222,725
	MortgageIT Trust
280,579	2.706%, (LIBOR 1M + 0.200%), 4/25/2036, Ser. 2006-1, Class 1A2[b]	248,855
	Radnor RE, Ltd.
400,000	3.906%, (LIBOR 1M + 1.400%), 3/25/2028, Ser. 2018-1, Class M1[b,f]	399,148
	RCO Mortgage, LLC
330,743	3.197%, 11/25/2052, Ser. 2017-INV1, Class Ab,f	324,705
	Residential Accredit Loans, Inc. Trust
267,505	3.056%, (LIBOR 1M + 0.550%), 1/25/2037, Ser. 2007-QS1, Class 1A5[b]	208,236
114,806	6.000%, 1/25/2037, Ser. 2007-QS1, Class 1A1	105,264
	Starwood Mortgage Residential Trust
416,395	4.121%, 10/25/2048, Ser. 2018-IMC2, Class A1[b,f]	419,731
	Structured Asset Mortgage Investments, Inc.
229,063	2.816%, (LIBOR 1M + 0.310%), 12/25/2035, Ser. 2005-AR4, Class A1[b]	219,794
	Toorak Mortgage Corporation 2018- 1, Ltd.
550,000	4.336%, 8/25/2021, Ser. 2018-1, Class A1[f,h]	550,832
	WaMu Mortgage Pass Through Certificates
105,241	3.765%, 8/25/2036, Ser. 2006-AR8, Class 3A2[b]	98,216
70,705	3.881%, 10/25/2036, Ser. 2006-AR12, Class 1A1[b]	67,950
133,900	3.030%, 1/25/2037, Ser. 2006-AR18, Class 1A1[b]	121,849
20,987	3.877%, 8/25/2046, Ser. 2006-AR8, Class 1A1[b]	19,706
162,895	3.117%, (12 MTA + 0.960%), 9/25/2046, Ser. 2006-AR11, Class 1Ab	146,434
291,072	3.037%, (12 MTA + 0.880%), 10/25/2046, Ser. 2006-AR13, Class 1Ab	270,962
94,931	2.897%, (12 MTA + 0.740%), 1/25/2047, Ser. 2006-AR19, Class 1Ab	88,931
	Wells Fargo Mortgage Backed Securities Trust
75,679	4.608%, 3/25/2036, Ser. 2006-AR2, Class 2A1[b]	76,797
144,258	5.500%, 4/25/2036, Ser. 2006-4, Class 2A2	138,951
127,087	6.000%, 7/25/2037, Ser. 2007-8, Class 1A16	124,760
75,311	6.000%, 7/25/2037, Ser. 2007-10, Class 1A1	73,928

	Total	10,643,532

Commercial Mortgage-Backed Securities (0.2%)
	Wells Fargo Commercial Mortgage Trust
400,000	3.290%, 5/15/2048, Ser. 2015-C28, Class A3	395,411

	Total	395,411

Communications Services (2.4%)
	AMC Networks, Inc.
195,000	5.000%, 4/1/2024	184,762
	America Movil SAB de CV
21,000	5.000%, 10/16/2019	21,275
	American Tower Corporation
30,000	2.800%, 6/1/2020	29,765
	AT&T, Inc.
38,000	5.200%, 3/15/2020	38,817
	British Sky Broadcasting Group plc
36,000	2.625%, 9/16/2019[f]	35,729
	CCOH Safari, LLC
185,000	5.750%, 2/15/2026[f]	181,300
	CenturyLink, Inc.
90,000	6.450%, 6/15/2021	89,775
	Charter Communications Operating, LLC
98,000	3.579%, 7/23/2020	97,878
40,000	4.500%, 2/1/2024	39,937
34,000	4.908%, 7/23/2025	33,793
	Clear Channel Worldwide Holdings, Inc.
245,000	6.500%, 11/15/2022	245,000
	Comcast Corporation
76,000	1.625%, 1/15/2022	72,731
39,000	3.700%, 4/15/2024	39,235
39,000	3.950%, 10/15/2025	39,480
	Crown Castle International Corporation
35,000	3.400%, 2/15/2021	34,987
200,000	5.250%, 1/15/2023	207,673
42,000	3.150%, 7/15/2023	40,371
	CSC Holdings, LLC
135,000	5.500%, 5/15/2026[f]	127,237
20,000	5.500%, 4/15/2027[f]	18,600
	Digicel, Ltd.
184,810	6.000%, 4/15/2021[f,k]	165,867
	Discovery Communications, LLC
39,000	2.200%, 9/20/2019	38,593
75,000	2.950%, 3/20/2023	71,820
	Gray Escrow, Inc.
215,000	7.000%, 5/15/2027[f]	209,608
	Gray Television, Inc.
200,000	5.875%, 7/15/2026[f]	186,460
	Intelsat Jackson Holdings SA
120,000	8.500%, 10/15/2024[f]	116,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

188

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Communications Services (2.4%) - continued
	Level 3 Financing, Inc.
$220,000	5.250%, 3/15/2026	$201,300
	Meredith Corporation
215,000	6.875%, 2/1/2026[f]	210,163
	Moody’s Corporation
38,000	2.750%, 12/15/2021	37,265
	Neptune Finco Corporation
115,000	10.875%, 10/15/2025[f]	129,136
	Netflix, Inc.
225,000	4.875%, 4/15/2028	205,313
	Nexstar Escrow Corporation
108,000	5.625%, 8/1/2024[f]	100,980
	Orange SA
60,000	1.625%, 11/3/2019	59,250
	Sprint Corporation
165,000	7.625%, 2/15/2025	165,000
	Verizon Communications, Inc.
86,000	2.946%, 3/15/2022	84,917
15,000	3.125%, 3/16/2022	14,899
84,000	3.716%, (LIBOR 3M + 1.100%), 5/15/2025[b]	81,449
	Viacom, Inc.
58,000	4.250%, 9/1/2023	57,770
85,000	5.875%, 2/28/2057[b]	77,224
	Virgin Media Secured Finance plc
170,000	5.250%, 1/15/2026[f]	155,763
	Windstream Services, LLC
160,000	8.625%, 10/31/2025[f]	142,400

	Total	4,089,922

Consumer Cyclical (2.8%)
	Allison Transmission, Inc.
245,000	5.000%, 10/1/2024[f]	235,200
	American Honda Finance Corporation
57,000	2.000%, 2/14/2020	56,329
	BMW U.S. Capital, LLC
50,000	1.500%, 4/11/2019[f]	49,808
	Brookfield Residential Properties, Inc.
235,000	6.125%, 7/1/2022[f]	222,075
	Cinemark USA, Inc.
80,000	4.875%, 6/1/2023	76,800
	D.R. Horton, Inc.
62,000	2.550%, 12/1/2020	60,496
	Delphi Jersey Holdings plc
235,000	5.000%, 10/1/2025[f]	197,809
	Ford Motor Credit Company, LLC
75,000	2.262%, 3/28/2019	74,785
50,000	2.597%, 11/4/2019	49,449
57,000	3.336%, 3/18/2021	55,306
	General Motors Financial Company, Inc.
57,000	2.650%, 4/13/2020	56,111
41,000	3.258%, (LIBOR 3M + 0.850%), 4/9/2021[b]	40,067
57,000	4.375%, 9/25/2021	57,231
37,000	4.200%, 11/6/2021	36,981
38,000	3.150%, 6/30/2022	36,223
	GLP Capital, LP
120,000	4.875%, 11/1/2020	121,020
	Home Depot, Inc.
35,000	2.625%, 6/1/2022	34,631
	Hyundai Capital America
38,000	2.550%, 4/3/2020[f]	37,515
37,000	2.750%, 9/18/2020[f]	36,424
	Jaguar Land Rover Automotive plc
77,000	5.625%, 2/1/2023[f,k]	71,417
	KB Home
71,000	4.750%, 5/15/2019	70,822
	L Brands, Inc.
69,000	6.694%, 1/15/2027	64,170
	Landry’s, Inc.
180,000	6.750%, 10/15/2024[f]	169,650
	Lennar Corporation
57,000	2.950%, 11/29/2020	55,227
22,000	4.125%, 1/15/2022	21,120
150,000	4.750%, 11/15/2022	145,500
20,000	4.875%, 12/15/2023	19,200
270,000	4.500%, 4/30/2024	255,150
	Live Nation Entertainment, Inc.
135,000	5.375%, 6/15/2022[f]	133,988
120,000	5.625%, 3/15/2026[f]	117,300
	Macy’s Retail Holdings, Inc.
17,000	3.875%, 1/15/2022	16,822
30,000	2.875%, 2/15/2023	27,776
	McDonald’s Corporation
75,000	2.625%, 1/15/2022	73,338
	MGM Resorts International
170,000	6.000%, 3/15/2023	170,850
220,000	5.750%, 6/15/2025	212,300
	Navistar International Corporation
210,000	6.625%, 11/1/2025[f]	202,650
	New Red Finance, Inc.
190,000	4.250%, 5/15/2024[f]	174,954
	Nissan Motor Acceptance Corporation
57,000	2.000%, 3/8/2019[f]	56,844
	Prime Security Services Borrower, LLC
182,000	9.250%, 5/15/2023[f]	187,688
	Ralph Lauren Corporation
35,000	2.625%, 8/18/2020	34,617
	Royal Caribbean Cruises, Ltd.
119,810	5.250%, 11/15/2022	125,841
	Six Flags Entertainment Corporation
170,000	4.875%, 7/31/2024[f]	160,225
	Stars Group Holdings BV
250,000	7.000%, 7/15/2026[f]	243,125
	Visa, Inc.
35,000	2.200%, 12/14/2020	34,613
	Volkswagen Group of America Finance, LLC
63,000	4.250%, 11/13/2023[f]	62,480
	Wabash National Corporation
275,000	5.500%, 10/1/2025[f]	235,469
	Yum! Brands, Inc.
210,000	5.000%, 6/1/2024[f]	202,650

	Total	4,880,046

The accompanying Notes to Financial Statements are an integral part of this schedule.

189

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Consumer Non-Cyclical (2.6%)
	Abbott Laboratories
$76,000	2.550%, 3/15/2022	$74,036
40,000	3.400%, 11/30/2023	39,875
	AbbVie, Inc.
76,000	2.500%, 5/14/2020	75,268
38,000	2.900%, 11/6/2022	36,973
	Albertsons Companies, LLC
240,000	6.625%, 6/15/2024	222,600
	Amgen, Inc.
84,000	3.875%, 11/15/2021	85,107
74,000	2.650%, 5/11/2022	72,301
	Anheuser-Busch InBev Finance, Inc.
37,000	2.650%, 2/1/2021	36,368
60,000	3.819%, (LIBOR 3M + 1.260%), 2/1/2021[b]	60,329
38,000	3.300%, 2/1/2023	36,999
	Anheuser-Busch InBev Worldwide, Inc.
83,000	3.500%, 1/12/2024	81,090
	BAT Capital Corporation
42,000	2.297%, 8/14/2020	40,999
41,000	2.764%, 8/15/2022	38,728
	Bayer U.S. Finance, LLC
50,000	2.375%, 10/8/2019[f]	49,601
	Becton, Dickinson and Company
75,000	3.125%, 11/8/2021	73,966
	Boston Scientific Corporation
25,000	6.000%, 1/15/2020	25,629
	Bunge, Ltd. Finance Corporation
35,000	3.500%, 11/24/2020	34,908
	Cardinal Health, Inc.
39,000	1.948%, 6/14/2019	38,799
	Cigna Corporation
76,000	4.125%, 11/15/2025[f]	75,928
	Conagra Brands, Inc.
38,000	3.800%, 10/22/2021	38,012
38,000	4.300%, 5/1/2024	37,768
	CVS Health Corporation
85,000	3.350%, 3/9/2021	84,716
38,000	2.750%, 12/1/2022	36,569
128,000	3.700%, 3/9/2023	126,623
	Energizer Gamma Acquisition, Inc.
240,000	6.375%, 7/15/2026[f,k]	220,200
	Express Scripts Holding Company
38,000	4.750%, 11/15/2021	39,086
	Forest Laboratories, LLC
19,000	4.875%, 2/15/2021[f]	19,461
	HCA, Inc.
64,810	4.750%, 5/1/2023	63,838
185,000	4.500%, 2/15/2027	174,825
	J.M. Smucker Company
41,000	2.200%, 12/6/2019	40,640
	JBS USA, LLC
170,000	5.750%, 6/15/2025[f]	162,350
	Kellogg Company
90,000	3.125%, 5/17/2022	88,946
	Kraft Heinz Foods Company
130,000	5.375%, 2/10/2020	132,955
42,000	4.000%, 6/15/2023	41,887
	Kroger Company
38,000	2.800%, 8/1/2022	37,032
	Maple Escrow Subsidiary, Inc.
84,000	3.551%, 5/25/2021[f]	83,870
	Mead Johnson Nutrition Company
35,000	3.000%, 11/15/2020	34,891
	Medtronic Global Holdings SCA
75,000	1.700%, 3/28/2019	74,807
	Molson Coors Brewing Company
60,000	1.450%, 7/15/2019	59,387
	Mondelez International Holdings Netherlands BV
58,000	2.000%, 10/28/2021[f]	55,569
	Mylan NV
42,000	3.150%, 6/15/2021	41,129
	Mylan, Inc.
42,000	3.125%, 1/15/2023[f]	39,382
	PepsiCo, Inc.
68,000	2.938%, (LIBOR 3M + 0.530%), 10/6/2021[b]	68,155
	Pernod Ricard SA
50,000	5.750%, 4/7/2021[f]	52,403
	Perrigo Finance Unlimited Company
85,000	4.375%, 3/15/2026	77,177
	Pilgrim’s Pride Corporation
300,000	5.750%, 3/15/2025[f]	281,250
	Post Holdings, Inc.
165,000	5.500%, 3/1/2025[f]	158,369
	Reynolds American, Inc.
19,000	3.250%, 6/12/2020	18,880
	Shire Acquisitions Investments Ireland Designated Activity Company
55,000	1.900%, 9/23/2019	54,230
74,000	2.400%, 9/23/2021	71,554
	Simmons Foods, Inc.
205,000	5.750%, 11/1/2024[f]	145,550
	Smithfield Foods, Inc.
57,000	2.700%, 1/31/2020[f]	56,222
	Teleflex, Inc.
200,000	4.875%, 6/1/2026	191,000
	Tenet Healthcare Corporation
120,000	8.125%, 4/1/2022	120,300
	Teva Pharmaceutical Finance IV, LLC
19,000	2.250%, 3/18/2020	18,487
	Teva Pharmaceutical Finance Netherlands III BV
45,000	2.200%, 7/21/2021	41,363
	TreeHouse Foods, Inc.
110,000	4.875%, 3/15/2022	108,075
	UnitedHealth Group, Inc.
35,000	3.350%, 7/15/2022	35,159
	Zimmer Biomet Holdings, Inc.
62,000	3.554%, (LIBOR 3M + 0.750%), 3/19/2021[b]	61,419
	Zoetis, Inc.
57,000	3.450%, 11/13/2020	57,147

	Total	4,550,187

Energy (2.9%)
	Alliance Resource Operating Partners, LP
170,000	7.500%, 5/1/2025[f]	170,425

The accompanying Notes to Financial Statements are an integral part of this schedule.

190

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Energy (2.9%) - continued
	Anadarko Petroleum Corporation
$40,000	8.700%, 3/15/2019	$40,412
16,000	4.850%, 3/15/2021	16,382
	Antero Resources Corporation
140,000	5.125%, 12/1/2022	131,600
	BP Capital Markets America, Inc.
162,000	2.520%, 9/19/2022	156,655
	BP Capital Markets plc
38,000	2.315%, 2/13/2020	37,671
	Canadian Natural Resources, Ltd.
40,000	2.950%, 1/15/2023	38,232
	Canadian Oil Sands, Ltd.
40,000	9.400%, 9/1/2021[f]	44,610
	Cheniere Corpus Christi Holdings, LLC
305,000	7.000%, 6/30/2024	321,775
	Cheniere Energy Partners, LP
280,000	5.625%, 10/1/2026[f]	261,800
	Chesapeake Energy Corporation
110,000	7.000%, 10/1/2024	95,150
	Continental Resources, Inc.
30,000	5.000%, 9/15/2022	29,786
	Crestwood Midstream Partners, LP
110,000	6.250%, 4/1/2023	105,875
	Diamondback Energy, Inc.
265,000	4.750%, 11/1/2024	255,725
	Enbridge, Inc.
39,000	2.900%, 7/15/2022	37,741
42,000	6.250%, 3/1/2078[b]	37,784
	Encana Corporation
69,000	3.900%, 11/15/2021	69,055
	Energy Transfer Equity, LP
170,000	5.500%, 6/1/2027	165,750
	Energy Transfer Operating, LP
42,000	4.200%, 9/15/2023	41,390
	Energy Transfer Partners, LP
60,000	4.150%, 10/1/2020	60,352
	Enterprise Products Operating, LLC
160,000	5.250%, 8/16/2077[b]	133,322
	EOG Resources, Inc.
45,000	2.625%, 3/15/2023	43,229
	EQM Midstream Partners LP
59,000	4.750%, 7/15/2023	58,724
	EQT Corporation
26,000	8.125%, 6/1/2019	26,441
39,000	3.000%, 10/1/2022	36,979
	Exxon Mobil Corporation
55,000	1.708%, 3/1/2019	54,902
	Hess Corporation
42,000	3.500%, 7/15/2024	39,511
	Kinder Morgan Energy Partners, LP
40,000	9.000%, 2/1/2019	40,173
76,000	3.450%, 2/15/2023	74,181
	Marathon Oil Corporation
38,000	2.700%, 6/1/2020	37,433
	Marathon Petroleum Corporation
35,000	3.400%, 12/15/2020	34,982
	MEG Energy Corporation
17,000	6.375%, 1/30/2023[f]	16,065
	MPLX, LP
58,000	4.500%, 7/15/2023	58,577
	Nabors Industries, Inc.
180,000	5.750%, 2/1/2025	136,324
	ONEOK Partners, LP
40,000	3.800%, 3/15/2020	40,067
	Parsley Energy, LLC
90,000	5.625%, 10/15/2027[f]	81,787
	PBF Holding Company, LLC
155,000	7.250%, 6/15/2025	145,700
	Petroleos Mexicanos
37,000	6.375%, 2/4/2021	37,407
	Plains All American Pipeline, LP
92,000	5.000%, 2/1/2021	93,569
47,000	6.125%, 11/15/2022[b,i]	39,480
	Regency Energy Partners, LP
120,000	5.000%, 10/1/2022	122,458
	Sabine Pass Liquefaction, LLC
37,000	6.250%, 3/15/2022	38,904
37,000	5.625%, 4/15/2023	38,980
155,000	5.625%, 3/1/2025	161,024
	Schlumberger Holdings Corporation
35,000	3.000%, 12/21/2020[f]	34,689
	Southwestern Energy Company
205,000	7.500%, 4/1/2026	193,725
	SRC Energy, Inc.
210,000	6.250%, 12/1/2025	174,300
	Sunoco Logistics Partners Operations, LP
35,000	4.400%, 4/1/2021	35,387
	Sunoco, LP
80,000	5.500%, 2/15/2026	75,800
115,000	5.875%, 3/15/2028	107,569
	Tallgrass Energy Partners, LP
305,000	5.500%, 1/15/2028[f]	292,800
	Transocean Guardian, Ltd.
180,000	5.875%, 1/15/2024[f]	172,350
	Weatherford International, Ltd.
59,000	4.500%, 4/15/2022	34,515
	Western Gas Partners, LP
39,000	4.000%, 7/1/2022	38,664
	Williams Partners, LP
54,000	4.000%, 11/15/2021	54,208
	WPX Energy, Inc.
155,000	5.750%, 6/1/2026	140,275

	Total	5,062,671

Financials (6.2%)
	ACE INA Holdings, Inc.
35,000	2.875%, 11/3/2022	34,702
	AIG Global Funding
78,000	2.150%, 7/2/2020[f]	76,831
	Air Lease Corporation
78,000	2.500%, 3/1/2021	76,037
	Aircastle, Ltd.
62,000	5.000%, 4/1/2023	62,240
	Ally Financial, Inc.
100,000	4.125%, 3/30/2020	98,946
	American Express Company
44,000	3.375%, 5/17/2021	44,068

The accompanying Notes to Financial Statements are an integral part of this schedule.

191

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Financials (6.2%) - continued
	American Express Credit Corporation
$37,000	2.912%, (LIBOR 3M + 0.330%), 5/3/2019[b]	$36,998
37,000	2.200%, 3/3/2020	36,599
55,000	3.828%, (LIBOR 3M + 1.050%), 9/14/2020[b]	55,369
	Ares Capital Corporation
82,000	3.875%, 1/15/2020	82,164
	Athene Global Funding
63,000	4.000%, 1/25/2022[f]	63,642
	Australia and New Zealand Banking Group, Ltd.
68,000	6.750%, 6/15/2026[b,f,i]	66,725
	Bank of America Corporation
37,000	2.369%, 7/21/2021[b]	36,337
84,000	2.328%, 10/1/2021[b]	82,358
82,000	2.738%, 1/23/2022[b]	80,753
84,000	3.499%, 5/17/2022[b]	84,009
65,000	3.004%, 12/20/2023[b]	63,106
83,000	3.550%, 3/5/2024[b]	81,991
39,000	3.864%, 7/23/2024[b]	38,905
	Bank of Montreal
65,000	1.500%, 7/18/2019	64,512
59,000	2.100%, 6/15/2020	58,221
	Bank of New York Mellon Corporation
76,000	2.600%, 2/7/2022	74,547
	Bank of Nova Scotia
42,000	2.909%, (LIBOR 3M + 0.440%), 4/20/2021[b]	41,765
57,000	2.700%, 3/7/2022	55,754
	Barclays plc
115,000	7.750%, 9/15/2023[b,i]	110,621
70,000	4.338%, 5/16/2024[b]	68,053
	BB&T Corporation
81,000	2.150%, 2/1/2021	79,274
	BNP Paribas SA
157,000	7.625%, 3/30/2021[b,f,i]	159,944
	Capital One Financial Corporation
37,000	2.500%, 5/12/2020	36,516
115,000	3.050%, 3/9/2022	112,158
	Cboe Global Markets, Inc.
59,000	1.950%, 6/28/2019	58,693
	Central Fidelity Capital Trust I
175,000	3.436%, (LIBOR 3M + 1.000%), 4/15/2027[b]	157,500
	CIT Group, Inc.
220,000	4.750%, 2/16/2024	211,750
	Citigroup, Inc.
75,000	2.050%, 6/7/2019	74,684
76,000	2.450%, 1/10/2020	75,381
76,000	2.650%, 10/26/2020	74,975
69,000	2.350%, 8/2/2021	67,028
37,000	2.750%, 4/25/2022	35,873
40,000	3.199%, (LIBOR 3M + 0.690%), 10/27/2022[b]	39,031
81,000	3.142%, 1/24/2023[b]	79,559
162,000	5.950%, 1/30/2023[b,i]	147,841
	CNA Financial Corporation
55,000	5.750%, 8/15/2021	58,041
	Commonwealth Bank of Australia
75,000	2.250%, 3/10/2020[f]	74,329
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
74,000	3.950%, 11/9/2022	73,755
	Credit Agricole SA
37,000	3.375%, 1/10/2022[f]	36,393
64,300	8.125%, 12/23/2025[b,f,i]	66,068
	Credit Suisse Group AG
58,000	7.500%, 7/17/2023[b,f,i]	56,550
150,000	7.500%, 12/11/2023[b,f,i]	152,475
	Credit Suisse Group Funding Guernsey, Ltd.
114,000	3.800%, 9/15/2022	113,163
	Credit Suisse Group Funding, Ltd.
76,000	3.125%, 12/10/2020	75,241
	Deutsche Bank AG
42,000	2.700%, 7/13/2020	40,844
112,000	4.250%, 10/14/2021	109,504
	Digital Realty Trust, LP
60,000	2.750%, 2/1/2023	57,321
	Discover Bank
10,000	8.700%, 11/18/2019	10,430
82,000	3.100%, 6/4/2020	81,426
	Fidelity National Financial, Inc.
62,000	5.500%, 9/1/2022	65,581
	Fifth Third Bancorp
57,000	2.600%, 6/15/2022	55,444
	Five Corners Funding Trust
100,000	4.419%, 11/15/2023[f]	102,871
	GE Capital International Funding Company
70,000	3.373%, 11/15/2025	62,211
	Goldman Sachs Group, Inc.
74,000	5.375%, 5/10/2020[b,i]	71,504
57,000	2.600%, 12/27/2020	55,921
76,000	5.250%, 7/27/2021	78,892
55,000	3.786%, (LIBOR 3M + 1.170%), 11/15/2021[b]	54,872
76,000	3.000%, 4/26/2022	73,598
63,000	2.876%, 10/31/2022[b]	61,183
39,000	3.801%, (LIBOR 3M + 1.050%), 6/5/2023[b]	38,062
	Guardian Life Global Funding
40,000	2.000%, 4/26/2021[f]	38,979
	Hartford Financial Services Group, Inc.
34,000	4.741%, (LIBOR 3M + 2.125%), 2/12/2047[b,f]	27,200
	Hospitality Properties Trust
40,000	4.250%, 2/15/2021	40,116
	HSBC Holdings plc
114,000	3.400%, 3/8/2021	113,663
76,000	6.875%, 6/1/2021[b,i]	78,109
46,000	6.375%, 9/17/2024[b,i]	42,780
	Huntington Bancshares, Inc.
55,000	3.150%, 3/14/2021	54,753
	Icahn Enterprises, LP
75,000	6.750%, 2/1/2024	74,250
105,000	6.375%, 12/15/2025	101,063
	ILFC E-Capital Trust II
380,000	4.800%, (H15T30Y + 1.800%), 12/21/2065[b,f]	296,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

192

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Financials (6.2%) - continued
	International Lease Finance Corporation
$76,000	4.625%, 4/15/2021	$76,722
76,000	5.875%, 8/15/2022	79,603
	Iron Mountain, Inc.
64,810	6.000%, 8/15/2023	65,620
125,000	4.875%, 9/15/2027[f]	109,063
	J.P. Morgan Chase & Company
57,000	3.418%, (LIBOR 3M + 0.680%), 6/1/2021[b]	56,653
75,500	4.625%, 11/1/2022[b,i]	63,979
165,000	2.972%, 1/15/2023	160,862
57,000	2.776%, 4/25/2023[b]	55,267
71,000	3.717%, (LIBOR 3M + 1.230%), 10/24/2023[b]	70,982
72,000	4.023%, 12/5/2024[b]	72,608
	Liberty Mutual Group, Inc.
10,000	5.000%, 6/1/2021[f]	10,270
	Lincoln National Corporation
65,000	6.250%, 2/15/2020	67,082
40,000	4.998%, (LIBOR 3M + 2.358%), 5/17/2066[b]	32,628
	Lloyds Banking Group plc
80,000	6.657%, 5/21/2037[b,f,i]	78,650
	Macquarie Bank, Ltd.
93,000	6.125%, 3/8/2027[b,f,i]	79,399
	Mitsubishi UFJ Financial Group, Inc.
38,000	2.998%, 2/22/2022	37,466
82,000	3.455%, 3/2/2023	81,492
	Morgan Stanley
76,000	2.800%, 6/16/2020	75,495
40,000	2.500%, 4/21/2021	39,195
75,000	5.500%, 7/28/2021	78,539
74,000	3.649%, (LIBOR 3M + 1.180%), 1/20/2022[b]	73,757
37,000	2.750%, 5/19/2022	35,995
26,000	4.875%, 11/1/2022	26,791
82,000	3.125%, 1/23/2023	80,046
	MPT Operating Partnership, LP
110,000	5.500%, 5/1/2024	109,450
	National City Corporation
20,000	6.875%, 5/15/2019	20,275
	Nomura Holdings, Inc.
21,000	2.750%, 3/19/2019	20,982
	Park Aerospace Holdings, Ltd.
220,000	5.500%, 2/15/2024[f]	212,300
	PNC Bank NA
75,000	2.450%, 11/5/2020	74,066
	Quicken Loans, Inc.
255,000	5.750%, 5/1/2025[f]	238,425
	Realty Income Corporation
57,000	5.750%, 1/15/2021	59,304
	Regions Financial Corporation
35,000	3.200%, 2/8/2021	34,775
42,000	3.800%, 8/14/2023	42,072
	Reinsurance Group of America, Inc.
57,000	4.700%, 9/15/2023	59,475
	Royal Bank of Canada
74,000	2.125%, 3/2/2020	73,227
	Royal Bank of Scotland Group plc
108,000	7.500%, 8/10/2020[b,i]	106,920
57,000	8.625%, 8/15/2021[b,i]	58,995
220,000	5.125%, 5/28/2024	213,290
87,000	7.648%, 9/30/2031[b,i]	107,119
	Santander Holdings USA, Inc.
55,000	4.450%, 12/3/2021	55,950
	Santander UK Group Holdings plc
85,000	2.875%, 8/5/2021	81,996
	Simon Property Group, LP
70,000	2.500%, 9/1/2020	69,231
60,000	2.500%, 7/15/2021	59,050
	SITE Centers Corporation
21,000	4.625%, 7/15/2022	21,561
	Societe Generale SA
135,000	8.000%, 9/29/2025[b,f,i]	135,506
	Standard Chartered plc
11,000	2.100%, 8/19/2019[f]	10,904
	State Street Capital Trust IV
251,000	3.788%, (LIBOR 3M + 1.000%), 6/15/2047[b]	197,035
	State Street Corporation
35,000	3.540%, (LIBOR 3M + 0.900%), 8/18/2020[b]	35,159
	Sumitomo Mitsui Financial Group, Inc.
74,000	2.934%, 3/9/2021	73,219
37,000	2.784%, 7/12/2022	36,051
	SunTrust Banks, Inc.
35,000	2.900%, 3/3/2021	34,696
	Synchrony Financial
45,000	3.000%, 8/15/2019	44,704
15,000	3.812%, (LIBOR 3M + 1.230%), 2/3/2020[b]	14,989
33,000	4.250%, 8/15/2024	30,306
	Toronto-Dominion Bank
35,000	3.708%, (LIBOR 3M + 0.930%), 12/14/2020[b]	35,306
74,000	2.550%, 1/25/2021	73,246
	UBS Group Funding Jersey, Ltd.
74,000	3.000%, 4/15/2021[f]	73,425
	USB Realty Corporation
224,000	3.583%, (LIBOR 3M + 1.147%), 1/15/2022[b,f,i]	193,760
	Vantiv, LLC
215,000	4.375%, 11/15/2025[f]	196,701
	Ventas Realty, LP
42,000	3.100%, 1/15/2023	40,952
	Wachovia Capital Trust II
50,000	2.936%, (LIBOR 3M + 0.500%), 1/15/2027[b]	43,000
	Wells Fargo & Company
35,000	2.100%, 7/26/2021	33,906
38,000	2.625%, 7/22/2022	36,640
74,000	3.597%, (LIBOR 3M + 1.110%), 1/24/2023[b]	73,284
80,000	3.757%, (LIBOR 3M + 1.230%), 10/31/2023[b]	79,753
	Welltower, Inc.
57,000	4.950%, 1/15/2021	58,347

The accompanying Notes to Financial Statements are an integral part of this schedule.

193

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Financials (6.2%) - continued
	Westpac Banking Corporation
$75,000	3.490%, (LIBOR 3M + 0.850%), 8/19/2021[b]	$75,242

	Total	10,631,210

Mortgage-Backed Securities (11.1%)
	Federal Home Loan Mortgage Corporation
1,053,679	3.500%, 8/15/2035, Ser. 345, Class C8[j]	162,207
	Federal Home Loan Mortgage Corporation - REMIC
1,079,896	3.000%, 5/15/2027, Ser. 4046, Class GIj	82,368
720,421	3.000%, 4/15/2033, Ser. 4203, Class DIj	60,018
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,425,000	4.000%, 1/1/2049[e]	2,472,116
	Federal National Mortgage Association
1,307,065	3.000%, 11/25/2027, Ser. 2012-121, Class BIj	106,507
	Federal National Mortgage Association - REMIC
794,658	3.000%, 7/25/2027, Ser. 2012-73, Class DIj	67,712
1,201,010	3.000%, 7/25/2027, Ser. 2012-74, Class AIj	94,167
1,539,311	3.000%, 12/25/2027, Ser. 2012-139, Class DIj	124,334
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,950,000	3.500%, 1/1/2049[e]	1,950,271
3,700,000	4.000%, 1/1/2049[e]	3,772,920
8,250,000	4.500%, 1/1/2049[e]	8,546,924
1,600,000	5.000%, 1/1/2049[e]	1,676,459
	GSAA Home Equity Trust
76,740	4.562%, 8/25/2034, Ser. 2004-10, Class M2[h]	75,378

	Total	19,191,381

Technology (1.5%)
	Alliance Data Systems Corporation
75,000	5.375%, 8/1/2022[f]	73,125
	Apple, Inc.
74,000	2.850%, 5/6/2021	74,047
74,000	2.965%, (LIBOR 3M + 0.350%), 5/11/2022[b]	73,766
80,000	2.400%, 1/13/2023	77,628
	Baidu, Inc.
40,000	3.000%, 6/30/2020	39,789
	Broadcom Corporation
82,000	2.650%, 1/15/2023	76,308
83,000	3.625%, 1/15/2024	78,521
	CDK Global, Inc.
100,000	4.875%, 6/1/2027	92,750
	CommScope Technologies Finance, LLC
195,000	6.000%, 6/15/2025[f]	177,450
	Diamond 1 Finance Corporation
76,000	5.450%, 6/15/2023[f]	77,336
	Equinix, Inc.
155,000	5.750%, 1/1/2025	156,163
	Fidelity National Information Services, Inc.
20,000	3.625%, 10/15/2020	20,087
75,000	2.250%, 8/15/2021	72,423
	Harland Clarke Holdings Corporation
200,000	8.375%, 8/15/2022[f]	182,250
	Hewlett Packard Enterprise Company
96,000	3.600%, 10/15/2020	96,231
	Inception Merger Sub, Inc.
175,000	8.625%, 11/15/2024[f]	136,500
	Intel Corporation
60,000	1.700%, 5/19/2021	58,306
35,000	3.100%, 7/29/2022	35,035
	Marvell Technology Group, Ltd.
42,000	4.200%, 6/22/2023	41,876
	Microsoft Corporation
76,000	2.400%, 2/6/2022	75,121
	NetApp, Inc.
62,000	2.000%, 9/27/2019	61,321
	NXP BV
170,000	3.875%, 9/1/2022[f]	163,200
	Oracle Corporation
30,000	2.500%, 5/15/2022	29,364
	Plantronics, Inc.
200,000	5.500%, 5/31/2023[f]	186,000
	Seagate HDD Cayman
105,000	4.750%, 1/1/2025	93,161
	Texas Instruments, Inc.
30,000	1.750%, 5/1/2020	29,526
	VMware, Inc.
47,000	2.300%, 8/21/2020	46,027
	Western Digital Corporation
325,000	4.750%, 2/15/2026	281,938

	Total	2,605,249

Transportation (0.4%)
	Air Canada Pass Through Trust
11,668	3.875%, 3/15/2023[f]	11,297
	American Airlines Pass Through Trust
13,328	4.950%, 1/15/2023	13,529
	Delta Air Lines, Inc.
57,000	2.875%, 3/13/2020	56,614
4,411	4.950%, 11/23/2020	4,435
	J.B. Hunt Transport Services, Inc.
35,000	3.300%, 8/15/2022	34,714
	Ryder System, Inc.
78,000	3.500%, 6/1/2021	78,098
	Union Pacific Corporation
63,000	3.750%, 7/15/2025	63,626
	United Airlines Pass Through Trust
35,000	3.700%, 12/1/2022	34,205
	United Continental Holdings, Inc.
205,000	4.250%, 10/1/2022	197,825
	XPO Logistics, Inc.
150,000	6.500%, 6/15/2022[f]	148,688

The accompanying Notes to Financial Statements are an integral part of this schedule.

194

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (47.7%)	Value
Transportation (0.4%) - continued
$80,000	6.125%, 9/1/2023[f]	$77,000

	Total	720,031

Utilities (1.3%)
	Alabama Power Company
38,000	2.450%, 3/30/2022	36,995
	Ameren Corporation
35,000	2.700%, 11/15/2020	34,525
	Berkshire Hathaway Energy Company
83,000	2.400%, 2/1/2020	82,449
	Calpine Corporation
100,000	6.000%, 1/15/2022[f]	99,250
105,000	5.375%, 1/15/2023	98,437
	CenterPoint Energy, Inc.
40,000	2.500%, 9/1/2022	38,254
	Consolidated Edison, Inc.
38,000	2.000%, 3/15/2020	37,490
	Dominion Energy, Inc.
74,000	2.579%, 7/1/2020	72,831
	DTE Energy Company
54,000	3.300%, 6/15/2022	53,583
	Duke Energy Corporation
80,000	2.400%, 8/15/2022	76,855
	Dynegy, Inc.
140,000	7.375%, 11/1/2022	144,550
	Edison International
37,000	2.125%, 4/15/2020	36,013
	Emera U.S. Finance, LP
40,000	2.150%, 6/15/2019	39,673
	Eversource Energy
43,000	2.500%, 3/15/2021	42,260
	Exelon Generation Company, LLC
20,000	5.200%, 10/1/2019	20,258
55,000	2.950%, 1/15/2020	54,734
	FirstEnergy Corporation
59,000	2.850%, 7/15/2022	57,500
	Fortis, Inc.
55,000	2.100%, 10/4/2021	52,873
	NextEra Energy Capital Holdings, Inc.
35,000	2.300%, 4/1/2019	34,920
	NextEra Energy Partners, LP
200,000	4.250%, 9/15/2024[f]	185,000
	NiSource, Inc.
59,000	3.650%, 6/15/2023[f]	59,096
100,000	5.650%, 6/15/2023[b,f,i]	93,000
	NRG Energy, Inc.
100,000	7.250%, 5/15/2026	104,125
	Pinnacle West Capital Corporation
40,000	2.250%, 11/30/2020	39,202
	PPL Capital Funding, Inc.
85,000	3.500%, 12/1/2022	83,617
	PSEG Power, LLC
75,000	3.000%, 6/15/2021	73,760
	Sempra Energy
15,000	2.400%, 3/15/2020	14,787
	Southern California Edison Company
10,000	2.400%, 2/1/2022	9,645
	Southern Company
80,000	1.850%, 7/1/2019	79,609
37,000	2.350%, 7/1/2021	35,971
	TerraForm Power Operating, LLC
225,000	5.000%, 1/31/2028[f]	198,000
	TransCanada Trust
140,000	5.875%, 8/15/2076[b]	131,684

	Total	2,220,946

	Total Long-Term Fixed Income (cost $84,180,324)	82,383,757

Shares	Registered Investment Companies (16.1%)	Value
Affiliated (14.5%)
2,747,910	Thrivent Core Emerging Markets Debt Fund	25,060,940

	Total	25,060,940

Unaffiliated (1.6%)
32,160	Aberdeen Asia-Pacific Income Fund, Inc.	124,459
6,450	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	68,886
8,027	BlackRock Resources & Commodities Strategy Trust	56,671
20,000	Invesco Senior Loan ETF	435,600
3,800	Invesco Variable Rate Preferred ETF	86,716
4,893	iShares iBoxx $ High Yield Corporate Bond ETF[k]	396,822
21,822	MFS Intermediate Income Trust	80,087
16,600	Templeton Global Income Fund	100,098
14,925	Vanguard Short-Term Corporate Bond ETF	1,163,254
13,054	Western Asset Emerging Markets Debt Fund, Inc.	160,434
36,227	Western Asset High Income Opportunity Fund, Inc.	158,674

	Total	2,831,701

	Total Registered Investment Companies (cost $29,771,922)	27,892,641

Shares	Preferred Stock (1.0%)	Value
Consumer Staples (0.1%)
5,280	CHS, Inc., 7.100%[b,i]	130,363

	Total	130,363

Energy (0.2%)
17,735	Crestwood Equity Partners, LP, 9.250%[i]	155,181
7,000	NuStar Logistics, LP, 9.170%[b]	166,880

	Total	322,061

Financials (0.6%)
1,870	Agribank FCB, 6.875%[b,i]	190,740
1,445	CoBank ACB, 6.250%[b,i]	144,500
220	First Tennessee Bank NA, 3.750%[b,f,i]	161,723
5,000	GMAC Capital Trust I, 8.401%[b]	126,750
1,950	Hartford Financial Services Group, Inc., 7.875%[b]	53,332
3,700	Morgan Stanley, 7.125%[b,i]	97,569

The accompanying Notes to Financial Statements are an integral part of this schedule.

195

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Preferred Stock (1.0%)	Value
Financials (0.6%) - continued
213	Wells Fargo & Company, Convertible, 7.500%[i]	$268,800

	Total	1,043,414

Real Estate (0.1%)
4,500	Colony Capital, Inc., 8.75%[i]	104,130

	Total	104,130

Utilities (<0.1%)
2,875	NiSource, Inc., 6.500%[b,i,l]	71,990

	Total	71,990

	Total Preferred Stock (cost $1,720,762)	1,671,958

	Common Stock (0.5%)
Energy (0.3%)
5,383	Contura Energy, Inc.[l]	353,878
8,182	Pacific Drilling SAl	109,230

	Total	463,108

Financials (0.2%)
9,354	Apollo Investment Corporation[k]	115,990
13,060	Ares Capital Corporation	203,475

	Total	319,465

Materials (<0.1%)
3,878	Verso Corporation[l]	86,867

	Total	86,867

	Total Common Stock (cost $748,446)	869,440

	Collateral Held for Securities Loaned (0.5%)
949,296	Thrivent Cash Management Trust	949,296

	Total Collateral Held for Securities Loaned (cost $949,296)	949,296

Shares or Principal Amount	Short-Term Investments (12.8%)
	Federal Home Loan Bank Discount Notes
600,000	2.320%, 1/29/2019[m,n]	598,929
	Thrivent Core Short-Term Reserve Fund
2,150,198	2.670%	21,501,980

	Total Short-Term Investments (cost $22,100,897)	22,100,909

	Total Investments (cost $198,583,793) 110.9%	$191,691,449

	Other Assets and Liabilities, Net (10.9%)	(18,875,048)

	Total Net Assets 100.0%	$172,816,401

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	All or a portion of the loan is unfunded.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $28,320,068 or 16.4% of total net assets.

g	All or a portion of the security is insured or guaranteed.
h	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2018.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
j

Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.

k	All or a portion of the security is on loan.
l	Non-income producing security.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Opportunity Income Plus Portfolio as of December 31, 2018:

Securities Lending Transactions
Taxable Debt Security	$433,960
Common Stock	482,180

Total lending	$916,140
Gross amount payable upon return of collateral for securities loaned	$949,296

Net amounts due to counterparty	$33,156

Definitions:

CLO	-	Collateralized Loan Obligation
ETF	-	Exchange Traded Fund
REMIC	-	Real Estate Mortgage Investment Conduit
Ser.	-	Series

The accompanying Notes to Financial Statements are an integral part of this schedule.

196

OPPORTUNITY INCOME PLUS PORTFOLIO

Schedule of Investments as of December 31, 2018

Reference Rate Index:

12 MTA	-	12 Month Treasury Average
CMT 1Y	-	Constant Maturity Treasury Yield 1 Year
H15T30Y	-	U. S. Treasury Yield Curve Rate Treasury Note Constant Maturity 30 Year
LIBOR 1W	-	ICE Libor USD Rate 1 Week
LIBOR 1M	-	ICE Libor USD Rate 1 Month
LIBOR 2M	-	ICE Libor USD Rate 2 Month
LIBOR 3M	-	ICE Libor USD Rate 3 Month
PRIME	-	Federal Reserve Prime Loan Rate

The accompanying Notes to Financial Statements are an integral part of this schedule.

197

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (86.1%)	Value
Australia (5.1%)
86,943	Accent Group, Ltd.	$73,514
168,435	ALS, LTD.	804,773
107,205	Altium, Ltd.	1,640,923
193,217	Aristocrat Leisure, Ltd.	2,974,341
649,714	Australia and New Zealand Banking Group, Ltd.	11,226,193
210,318	Australian Pharmaceutical Industries, Ltd.	204,512
1,364,012	Beach Energy, Ltd.	1,288,733
327,667	BHP Billiton, Ltd.	7,920,053
366,353	Brambles, Ltd.	2,621,125
254,635	Charter Hall Group	1,331,410
102,876	Charter Hall Retail REIT	324,644
61,747	CIMIC Group, Ltd.	1,888,218
12,668	Corporate Travel Management, Ltd.	191,390
59,716	CSL, Ltd.	7,799,974
457,807	Downer EDI, Ltd.	2,180,731
812,201	Evolution Mining, Ltd.	2,112,872
159,559	FlexiGroup, Ltd.	152,412
70,171	Genworth Mortgage Insurance Australia, Ltd.	108,310
142,338	Healius, Ltd.	223,570
3,340	IDP Education, Ltd.	23,230
160,205	Iluka Resources, Ltd.	860,796
71,451	Independence Group NL	192,242
165,034	Inghams Group, Ltd.	480,167
53,397	Macquarie Group, Ltd.	4,089,993
3,794,803	Medibank Private, Ltd.	6,870,046
750,437	Metcash, Ltd.	1,296,095
897,682	Nine Entertainment Company Holdings, Ltd.	873,415
172,102	Northern Star Resources, Ltd.	1,123,406
494,675	Qantas Airways, Ltd.	2,018,038
352,169	Regis Resources, Ltd.	1,199,357
95,011	Rio Tinto, Ltd.	5,258,477
157,857	Sandfire Resources NL	743,306
261,796	Saracen Mineral Holdings, Ltd.[a]	541,250
56,568	Seven Group Holdings, Ltd.	565,571
205,290	Seven West Media, Ltd.[a]	79,564
229,434	Sigma Healthcare, Ltd.	92,271
50,503	Smartgroup Corporation, Ltd.	316,229
1,241,147	South32, Ltd.	2,952,458
69,582	St Barbara, Ltd.	230,480
480,143	Super Retail Group, Ltd.	2,379,617
347,859	Treasury Wine Estates, Ltd.	3,627,399
803,711	Vita Group, Ltd.	597,565
138,523	Vocus Group, Ltd.[a]	312,429
5,590	Washington H. Soul Pattinson and Company, Ltd.	98,030
282,284	Whitehaven Coal, Ltd.	860,245

	Total	82,749,374

Austria (0.3%)
85,685	Erste Group Bank AG	2,841,108
4,682	Osterreichische Post AG	160,889
75,108	Raiffeisen Bank International AG	1,916,528
6,324	S IMMO AG	105,382
6,549	UNIQA Insurance Group AG	58,987

	Total	5,082,894

Belgium (0.2%)
3,715	Barco NV	420,703
5,849	Cofinimmo SA	727,280
1,316	Compagnie d’ Entreprises CFE	130,266
6,462	Fagron NV	105,568
2,562	Gimv NV	137,655
6,074	KBC Ancora	259,010
6,782	Mobistar SA	133,963
7,133	SA D’Ieteren NV	269,032
11,179	UCB SA	913,064
657	Warehouses De Pauw CVA	86,718

	Total	3,183,259

Brazil (1.8%)
848,900	Ambev SA	3,363,840
870,313	Banco Bradesco SA ADR	8,607,396
297,826	BRF SAa	1,682,913
346,821	Lojas Renner SA	3,783,714
557,646	Multiplan Empreendimentos Imobiliarios SA	3,494,251
208,468	Ultrapar Participacoes SA ADR[b]	2,822,657
469,171	Vale SA ADR	6,188,365

	Total	29,943,136

Canada (2.0%)
126,011	Alaris Royalty Corporation	1,568,215
73,800	Alimentation Couche-Tard, Inc.	3,671,080
73,700	Brookfield Asset Management, Inc.	2,824,483
154,394	CAE, Inc.	2,837,493
76,046	Canadian National Railway Company	5,632,150
69,018	CGI Group, Inc.[a]	4,221,362
42,142	CI Financial Corporation	533,412
42,171	Entertainment One, Ltd.	191,650
117,169	Finning International, Inc.	2,042,647
39,546	Genworth MI Canada, Inc.[b]	1,164,481
43,443	Gluskin Sheff + Associates, Inc.	331,900
21,179	Granite REIT	825,472
2,516	Magna International, Inc.	114,352
86,127	Quebecor, Inc.	1,813,133
15,534	SmartCentres Real Estate Investment Trust	350,801
126,595	Stars Group, Inc.[a]	2,090,134
81,300	Suncor Energy, Inc.	2,270,707

	Total	32,483,472

Cayman Islands (2.0%)
41,828	Autohome, Inc. ADR	3,272,204
1,326,000	China Resources Land, Ltd.	5,100,688
77,507	Huazhu Group, Ltd. ADR	2,219,025
100,300	Sunny Optical Technology Group Company, Ltd.	892,072
380,800	Tencent Holdings, Ltd.	15,262,598
721,000	Value Partners Group, Ltd.	500,629
2,015,680	WH Group, Ltd.[c]	1,548,137
414,000	Wharf Real Estate Investment Company, Ltd.	2,476,099
169,500	Wuxi Biologics (Cayman), Inc.[a,c]	1,082,862
290,000	Xinyi Glass Holdings Company, Ltd.	320,349

	Total	32,674,663

Chile (0.3%)
85,415	Banco Santander Chile SA ADR	2,553,909
288,738	S.A.C.I. Falabella	2,116,365

	Total	4,670,274

China (1.5%)
37,426	58.com, Inc. ADR[a]	2,028,863

The accompanying Notes to Financial Statements are an integral part of this schedule.

198

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (86.1%)	Value
China (1.5%) - continued
351,698	China International Travel Service Corporation, Ltd.	$3,088,477
663,402	Hangzhou Hikvision Digital Technology Company, Ltd.	2,503,285
59,390	Kweichow Moutai Company, Ltd.	5,130,033
440,000	Midea Group Company, Ltd.	2,376,527
720,000	Ping An Insurance Company of China, Ltd.	6,351,851
451,656	Shanghai International Airport Company, Ltd.	3,346,626

	Total	24,825,662

Denmark (1.9%)
23,344	Carlsberg AS	2,483,314
51,839	GN Store Nord AS	1,942,356
369,215	Novo Nordisk AS	16,956,968
7,185	Per Aarsleff Holding AS	219,745
9,972	Rockwool International AS	2,607,716
33,376	Royal Unibrew AS	2,306,049
19,158	Scandinavian Tobacco Group ASc	230,883
5,112	SimCorp AS	350,588
26,600	Sydbank AS	634,289
58,302	Topdanmark AS	2,720,899

	Total	30,452,807

Faroe Islands (0.1%)
19,203	Bakkafrost PF	939,882

	Total	939,882

Finland (1.2%)
17,264	Cramo Oyj	295,121
20,986	DNA Oyj	410,402
40,657	Finnair Oyj	330,363
12,220	Kesko Oyj	659,496
37,315	Neste Oil Oyj	2,889,027
27,164	Raisio Oyj	72,984
70,684	Ramirent Oyj	441,387
26,880	Tieto Oyj	725,968
372,222	UPM-Kymmene Oyj	9,422,371
190,471	Valmet Oyj	3,923,132

	Total	19,170,251

France (4.5%)
222,486	Air France-KLM[a]	2,416,142
238,011	AXA SA	5,136,736
26,221	Beneteau SA	344,835
54,610	Capgemini SA	5,431,791
19,239	Cie Generale des Etablissements Michelin	1,893,639
234,765	CNP Assurances	4,983,249
29,068	Coface SA	264,183
34,215	Dassault Systemes SE	4,064,057
26,168	Derichebourg	119,770
31,575	Eiffage SA	2,639,901
9,675	Gaztransport Et Technigaz SA	744,010
12,979	Ipsen SA	1,679,313
10,534	Ipsos SA	247,842
8,370	Jacquet Metal Service	148,724
6,789	Kaufman & Broad SA	259,710
13,721	Kering SA	6,427,901
77,313	Lagardere SCA	1,951,023
27,508	LVMH Moet Hennessy Louis Vuitton SE	8,053,688
28,782	Metropole Television SA	462,998
21,197	Neopost SA	578,640
66,709	Peugeot SA	1,422,758
19,789	Rubis SCA	1,064,130
48,603	Safran SA	5,829,207
5,337	Sartorius Stedim Biotech	534,338
77,280	Schneider Electric SE	5,242,005
2,519	Sopra Group SA	232,719
11,813	Teleperformance SA	1,889,726
24,659	Thales SA	2,881,584
51,207	UbiSoft Entertainment SAa	4,125,340
22,319	Vinci SA	1,835,338
596	Virbac SAa	77,549

	Total	72,982,846

Germany (4.2%)
86,207	Aareal Bank AG	2,661,825
11,015	ADVA Optical Networking SEa	79,140
62,280	Allianz SE	12,515,508
6,571	Amadeus Fire AG	614,556
43,600	BASF SE	3,036,903
2,752	Borussia Dortmund GmbH & Company KGaA	25,225
26,494	CANCOM SE	869,516
26,292	Carl Zeiss Meditec AG	2,051,607
26,392	CTS Eventim AG & Company KGAA	985,578
62,521	Deutsche EuroShop AG	1,819,265
99,614	Deutsche Pfandbriefbank AGc	996,055
109,613	Deutsche Telekom AG	1,863,064
96,872	Deutz AG	570,669
83,144	Evonik Industries AG	2,075,373
195,011	Evotec AGa	3,867,659
58,290	Freenet AG	1,133,969
23,813	Gerresheimer AG	1,564,778
7,506	Hamburger Hafen und Logistik AG	148,827
47,265	Hannover Rueckversicherung SE	6,369,920
121,795	Infineon Technologies AG	2,438,542
8,262	Isra Vision AG	229,429
23,715	Jenoptik AG	618,355
56,804	Klockner & Company SE	392,117
16,917	LEG Immobilien AG	1,764,949
3,335	MorphoSys AGa	340,476
5,844	Nemetschek SE	642,911
47,050	ProSiebenSat.1 Media AG	837,188
5,638	PUMA SE	2,758,311
30,651	Rheinmetall AG	2,718,099
17,918	Sixt SE	1,431,095
29,855	Software AG	1,078,523
80,745	TAG Immobilien AG	1,839,115
1,746	Takkt AG	27,337
50,109	Vonovia SE	2,258,862
34,754	Wirecard AG	5,239,249
544	XING AG	148,228

	Total	68,012,223

Hong Kong (1.1%)
744,600	AIA Group, Ltd.	6,185,253
221,000	Champion REIT	151,206
356,300	China Mobile, Ltd.	3,447,772
288,000	Giordano International, Ltd.	135,864
1,890,000	Haitong International Securities Group, Ltd.	592,696
748,000	Hang Lung Group, Ltd.	1,907,156
180,000	Hang Lung Properties, Ltd.	342,131
125,334	Hong Kong Exchanges & Clearing, Ltd.	3,623,226

The accompanying Notes to Financial Statements are an integral part of this schedule.

199

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (86.1%)	Value
Hong Kong (1.1%) - continued
50,000	Luk Fook Holdings International, Ltd.	$142,687
361,000	Melco International Development, Ltd.	732,033
144,500	SmarTone Telecommunications Holdings, Ltd.	160,240

	Total	17,420,264

Hungary (<0.1%)
39,200	Richter Gedeon Nyrt	759,293

	Total	759,293

India (2.2%)
75,345	Aditya Birla Capital, Ltd.[a]	107,835
56,000	Aditya Birla Capital, Ltd. GDR[a]	79,707
58,740	Grasim Industries, Ltd.	694,095
60,600	Hero Motocorp, Ltd.	2,692,785
120,758	Hindustan Unilever, Ltd.	3,146,529
337,683	Housing Development Finance Corporation	9,513,979
1,107,463	ITC, Ltd.	4,465,370
264,273	Kotak Mahindra Bank, Ltd.	4,754,043
156,206	Tata Consultancy Services, Ltd.	4,235,503
97,596	Ultra Tech Cement, Ltd.	5,574,378

	Total	35,264,224

Indonesia (0.8%)
9,693,200	Astra International Tbk PT	5,553,154
1,824,000	Indocement Tunggal Prakarsa Tbk PT	2,342,511
2,863,500	PT Bank Central Asia Tbk	5,178,495

	Total	13,074,160

Ireland (0.3%)
112,817	Glanbia plc	2,118,612
95,206	Green REIT Public, Ltd. Company	147,261
19,414	ICON plc[a]	2,508,483
49,481	UDG Healthcare plc	376,710

	Total	5,151,066

Isle of Man (0.1%)
247,298	GVC Holdings plc	2,123,044

	Total	2,123,044

Israel (0.3%)
367,017	Bank Leumi Le-Israel BM	2,218,623
13,195	First International Bank of Israel, Ltd.	276,982
184,017	Israel Discount Bank, Ltd.	567,812
842	Paz Oil Company, Ltd.	126,992
67,029	Plus500, Ltd.	1,170,446
22,465	Shufersal, Ltd.	147,677

	Total	4,508,532

Italy (2.3%)
1,366,278	A2A SPA	2,464,051
8,492	Acea SPA	116,759
110,712	Amplifon SPA	1,787,549
117,708	Assicurazioni Generali SPA	1,967,372
10,290	ASTM SPA	205,840
1,355,237	Banca Monte dei Paschi di Siena SPA[a,b]	2,323,850
32,676	Banca Popolare Di Sondrio SCRL	98,520
127,057	Beni Stabili SPA	98,795
4,554	Biesse SPA	89,703
2,400	DiaSorin SPA	194,836
135,550	Enav SPA[c]	659,743
460,237	Enel SPA	2,668,110
505,840	Eni SPA	7,990,867
30,589	ERG SPA	578,983
268,672	Fincantieri SPA	284,446
151,059	Hera SPA	460,848
399,307	Iren SPA	958,973
208,339	Italgas SPA	1,194,727
3,508	Italmobiliare SPA	73,874
13,206	La Doria SPA	119,978
58,269	Maire Tecnimont SPA	214,858
261,705	Mediobanca SPA	2,214,404
68,346	Moncler SPA	2,274,397
902,781	Piaggio & C. SPA	1,894,834
7,612	Reply SPA	384,972
562,638	Saras SPA	1,091,644
4,393	Societa Cattolica di Assicurazioni SCRL	35,738
148,737	Societa Iniziative Autostradali e Servizi SPA	2,059,538
48,576	Technogym SPA[c]	521,157
438,110	Unipol Gruppo Finanziario SPA	1,766,794

	Total	36,796,160

Japan (18.9%)
30,100	Adastria Holdings Company, Ltd.	507,087
31,600	Adeka Corporation	456,828
4,800	AEON Fantasy Company, Ltd.	118,183
56	AEON REIT Investment Corporation	64,463
96,500	Aichi Corporation	512,319
14,800	Aisan Industry Company, Ltd.	99,428
16,000	Alpen Company, Ltd.	244,947
54,600	AOKI Holdings, Inc.	639,542
59,200	Aoyama Trading Company, Ltd.	1,419,869
19,900	Arcland Sakamoto Company, Ltd.	244,583
6,700	Arcland Service Holdings Company, Ltd.	131,189
46,400	Arcs Company, Ltd.	1,033,256
2,000	AS ONE Corporation	136,895
40,500	Asahi Glass Company, Ltd.	1,258,860
11,000	Autobacs Seven Company, Ltd.	182,316
128,300	Benesse Holdings, Inc.	3,263,761
123,400	Bridgestone Corporation	4,734,344
40,100	Broadleaf Company, Ltd.	194,054
5,700	BRONCO BILLY Company, Ltd.	141,015
43,800	Canon Electronics, Inc.	762,554
227,500	Canon, Inc.	6,259,821
138,100	Capcom Company, Ltd.	2,738,180
88,000	Chiyoda Company, Ltd.	1,413,420
4,900	Chiyoda Integre Company, Ltd.	87,804
518,400	Citizen Watch Company, Ltd.	2,553,017
58,400	Coca-Cola Bottlers Japan, Inc.	1,741,551
7,700	Cocokara Fine, Inc.	375,066
13,000	Colowide Company, Ltd.	270,954
10,900	Computer Engineering & Consulting, Ltd.	181,089
12,000	Cosel Company, Ltd.	101,380
29,800	Cosmo Energy Holdings Company, Ltd.	605,014
300	COSMOS Pharmaceutical Corporation	50,055
22,700	Daido Steel Company, Ltd.	890,750
17,500	Daiichikosho Company, Ltd.	831,806
27,800	DaikyoNishikawa Corporation	271,880
68,000	Daito Trust Construction Company, Ltd.	9,309,438

The accompanying Notes to Financial Statements are an integral part of this schedule.

200

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (86.1%)	Value
Japan (18.9%) - continued
238	Daiwa Office Investment Corporation	$1,501,285
66,800	Denso Corporation	2,957,082
103,700	DMG Mori Company, Ltd.	1,164,723
39,700	Don Quijote Holdings Company, Ltd.	2,454,513
24,400	Doutor Nichires Holdings Company, Ltd.	445,570
106,300	DTS Corporation	3,396,805
25,500	DUSKIN Company, Ltd.	557,639
71,300	Ebara Corporation	1,597,291
52,200	EDION Corporation	513,877
7,900	EPS Holdings, Inc.	120,314
39,500	Exedy Corporation	964,854
134,300	F@N Communications, Inc.	654,922
48,300	Fancl Corporation	1,232,290
26,900	Fields Corporation	187,293
87,800	Financial Products Group Company, Ltd.	896,682
17,100	Fuji Machine Manufacturing Company, Ltd.	200,018
20,200	Fuji Oil Holdings, Inc.	644,848
23,100	Fuji Soft, Inc.	874,840
1,700	Fujibo Holdings, Inc.	38,342
3,600	Fukui Computer Holdings, Inc.	45,219
5,000	Fuyo General Lease Company, Ltd.	254,634
33,300	Geo Holdings Corporation	505,575
21,000	Glory, Ltd.	472,251
6,100	Goldcrest Company, Ltd.	88,239
2,700	GOLDWIN, Inc.	290,010
139,000	Gree, Inc.	549,316
2,400	Gunosy, Inc.[a]	60,897
15,200	H2O Retailing Corporation	215,662
272,200	Hachijuni Bank, Ltd.	1,111,757
51,800	Harmonic Drive Systems, Inc.[b]	1,412,571
83,100	Heiwa Corporation	1,691,799
524	Heiwa Real Estate REIT, Inc.	584,743
200	Hitachi Capital Corporation	4,205
78,900	Hitachi Chemical Company, Ltd.	1,186,950
2,500	Hitachi High-Technologies Corporation	78,286
57,800	Hitachi, Ltd.	1,532,293
1,200	Hogy Medical Company, Ltd.	34,485
69,300	Hokuetsu Corporation	314,696
30,900	Hokuhoku Financial Group, Inc.	346,578
12,100	Hokuriku Electric Power Company[a]	105,446
408,600	Honda Motor Company, Ltd.	10,764,595
72,900	Hoya Corporation	4,395,873
280	Hulic REIT, Inc.	434,776
47,700	IBIDEN Company, Ltd.	670,331
647	Ichigo Real Estate Investment Corporation	571,322
12,900	Ichiyoshi Securities Co., Ltd.	94,584
21,800	INES Corporation	225,805
56	Invincible Investment Corporation	23,097
126,000	Isuzu Motors, Ltd.	1,767,415
21,100	Itochu Enex Company, Ltd.	184,505
10,300	JAFCO Company, Ltd.	326,287
27,200	Japan Aviation Electronics Industry, Ltd.	313,020
711	Japan Excellent, Inc.	961,070
874	Japan Rental Housing Investments, Inc.	655,316
600,800	Japan Tobacco, Inc.	14,275,668
51,100	JFE Holdings, Inc.	813,938
24,700	JSR Corporation	370,760
212,700	JVC Kenwood Corporation	458,948
99,800	Kabu.com Securities Company, Ltd.	342,587
42,400	Kadokawa Dwango Corporation	444,339
1,600	Kanamoto Company, Ltd.	42,144
11,800	Kandenko Company, Ltd.	114,373
5,500	Kanematsu Electronics, Ltd.	164,560
6,500	Kato Sangyo Company, Ltd.	179,846
38,600	KDDI Corporation	922,344
202	Kenedix Office Investment Corporation	1,289,330
105	Kenedix Retail REIT Corporation	238,047
88,500	Kewpie Corporation	1,970,671
12,400	Keyence Corporation	6,267,529
19,400	Kintetsu World Express, Inc.	285,499
42,700	KITZ Corporation	332,047
13,200	Kohnan Shoji Company, Ltd.	318,712
55,700	Kokuyo Company, Ltd.	813,581
149,200	Komatsu, Ltd.	3,206,300
6,200	KOMERI Company, Ltd.	133,354
83,500	Konoike Transport Company, Ltd.	1,214,164
3,500	Kura Corporation	173,731
5,600	Kurabo Industries, Ltd.	126,612
72,100	KYB Company, Ltd.	1,736,376
16,200	Kyokuto Kaihatsu Kogyo Company, Ltd.	207,291
68,400	KYORIN Holdings, Inc.	1,494,153
41,100	Kyowa Exeo Corporation	962,365
462	LaSalle Logiport REIT	447,311
70,500	Lintec Corporation	1,514,258
26,900	Macnica Fuji Electronics Holdings, Inc.	329,620
27,200	Maeda Corporation	253,995
32,000	Makino Milling Machine Company, Ltd.	1,125,551
24,200	Mandom Corporation	659,353
48,900	Matsumotokiyoshi Holdings Company, Ltd.	1,503,517
24,400	Meiko Network Japan Company, Ltd.	199,556
5,100	Milbon Company, Ltd.	207,606
48,900	Ministop Company, Ltd.	916,673
124	MIRAI Corporation	208,162
81,800	Mitsubishi Corporation	2,242,674
286,300	Mitsubishi Gas Chemical Company, Inc.	4,288,658
5,300	Mitsubishi Research Institute, Inc.	152,360
12,600	Mitsubishi Shokuhin Company, Ltd.	321,449
42,700	Mitsui & Company, Ltd.	656,013
22,500	Mitsui Engineering & Shipbuilding Company, Ltd.[a]	210,109
6,500	Mitsui Sugar Company, Ltd.	164,435
4,534,100	Mizuho Financial Group, Inc.	7,015,326
110	Mori Hills REIT Investment Corporation	138,479
534	Mori Trust Sogo REIT, Inc.	777,531
4,800	Morinaga and Company, Ltd.	205,958
27,400	Murata Manufacturing Company, Ltd.	3,692,145
9,700	Nagase & Co., Ltd.	133,586
62,800	NEC Networks & System Integration Corporation	1,397,306
48,600	Net One Systems Company, Ltd.	857,254
495,400	NHK Spring Company, Ltd.	4,328,165
87,900	Nichi-Iko Pharmaceutical Company, Ltd.	1,286,978
6,800	Nihon Chouzai Company, Ltd.	196,948
10,000	Nihon Unisys, Ltd.	222,885
9,500	Nikkiso Company, Ltd.	79,652
18,600	Nikkon Holdings Company, Ltd.	444,024
14,800	Nintendo Company, Ltd.	3,929,979
200	Nippon Carbon Company, Ltd.	7,284

The accompanying Notes to Financial Statements are an integral part of this schedule.

201

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (86.1%)	Value
Japan (18.9%) - continued
8,000	Nippon Flour Mills Company, Ltd.	$134,101
159,500	Nippon Kayaku Company, Ltd.	2,025,334
870,400	Nippon Light Metal Holdings Company, Ltd.	1,765,772
20,400	Nippon Shokubai Company, Ltd.	1,300,461
398,100	Nippon Steel & Sumitomo Metal Corporation	6,839,715
53,100	Nipro Corporation	649,575
14,400	Nishimatsu Construction Company, Ltd.	327,710
15,600	Nishimatsuya Chain Company, Ltd.	126,345
4,100	Nishi-Nippon Financial Holdings, Inc.	35,539
1,701,705	Nissan Motor Company, Ltd.	13,612,485
21,900	Nisshin Oillio Group, Ltd.	625,711
13,400	Nissin Kogyo Company, Ltd.	169,779
7,300	Noevir Holdings Company, Ltd.	317,034
62,000	North Pacific Bank, Ltd.	165,353
24,800	NSD Company, Ltd.	477,277
186,300	NTT Data Corporation	2,036,206
2,800	OBIC Business Consultants Company, Ltd.	110,523
32,100	OBIC Company, Ltd.	2,477,751
2,500	Oki Electric Industry Company, Ltd.	29,544
6,150	Okinawa Electric Power Company, Inc.	119,425
46,200	Okuma Corporation	2,199,105
354,400	Onward Holdings Company, Ltd.	1,905,143
135,500	ORIX Corporation	1,979,916
3,100	PAL Company, Ltd.	76,105
14,800	Paramount Bed Holdings Company, Ltd.	610,310
37,300	PC Depot Corporation	146,749
564	Premier Investment Corporation	642,196
14,100	Prima Meat Packers, Ltd.	252,575
53,000	Relia, Inc.	433,478
40,300	ROHTO Pharmaceutical Company, Ltd.	1,099,996
111,000	Round One Corporation	1,138,996
2,900	Royal Holdings Company, Ltd.	67,109
4,200	Ryobi, Ltd.	99,850
57,300	Ryoyo Electro Corporation	804,185
8,600	Saint Marc Holdings Company, Ltd.	191,999
39,700	Samty Corporation, Ltd.	453,290
11,400	Sanki Engineering Company, Ltd.	118,292
37,000	Sawai Pharmaceutical Company, Ltd.	1,762,531
34,700	SCSK Corporation	1,229,546
23,500	Seiko Holdings Corporation	451,196
140,800	Seino Holdings Company, Ltd.	1,843,407
683,900	Sekisui House, Ltd.	10,043,126
81,900	Seven & I Holdings Company, Ltd.	3,558,973
16,900	Shikoku Electric Power Company	203,983
7,400	Shimachu Company, Ltd.	199,782
26,000	SHIMAMURA Company, Ltd.	1,990,965
74,400	Shinko Electric Industries Company, Ltd.	474,040
27,600	Ship Healthcare Holdings, Inc.	1,020,477
117,300	SKY Perfect JSAT Holdings, Inc.	500,639
15,300	Sodick Company, Ltd.	95,849
105,000	SoftBank Group Corporation	6,877,415
137,700	Sony Corporation	6,638,464
85,900	Sugi Holdings Company, Ltd.	3,395,051
139,700	Sumitomo Corporation	1,982,171
804,900	Sumitomo Electric Industries, Ltd.	10,659,566
54,400	Sumitomo Heavy Industries, Ltd.	1,613,025
200	Sumitomo Seika Chemicals Company, Ltd.	7,656
60,700	Suzuki Motor Corporation	3,059,974
23,500	Taiho Kogyo Company, Ltd.	204,273
20,000	Takara Holdings, Inc.	243,028
106,100	Takara Leben Company, Ltd.	292,080
95,500	TIS, Inc.	3,760,109
3,600	Toei Animation Company, Ltd.	132,777
1,600	Toei Company, Ltd.	187,897
48,000	Toho Holdings Company, Ltd.	1,174,040
40,700	Tokyo Dome Corporation	345,761
18,100	Tokyo Tatemono Company, Ltd.	187,636
87,700	Toppan Printing Company, Ltd.	1,289,124
45,000	Tosei Corporation	342,584
12,600	Towa Pharmaceutical Company, Ltd.	878,048
23,700	Toyo Tanso Company, Ltd.	469,817
153,400	Toyoda Gosei Company, Ltd.	3,019,948
35,200	Toyota Motor Corporation	2,037,608
4,400	TS Tech Company, Ltd.	121,198
70,000	Tsubakimoto Chain Company	2,289,269
196,000	TV Asahi Holdings Corporation	3,528,865
103,800	Ube Industries, Ltd.	2,099,184
11,600	United Super Markets Holdings, Inc.	126,650
2,400	UNIZO Holdings Company, Ltd.	44,624
7,400	Valor Company, Ltd.	178,520
17,400	Vital KSK Holdings, Inc.	178,792
9,600	Wacoal Holdings Corporation	248,451
48,100	Wakita & Company, Ltd.	489,447
85,100	Yamato Holdings Company, Ltd.	2,333,156
6,600	Yellow Hat, Ltd.	157,618
6,600	Yodogawa Steel Works, Ltd.	131,079
37,300	Yokohama Reito Company, Ltd.	310,865
24,100	Yumeshin Holdings Company, Ltd.	173,267
2,200	Zenkoku Hosho Company, Ltd.	68,993
22,300	Zenrin Company, Ltd.	472,104
17,200	Zensho Holdings Company, Ltd.	416,731

	Total	306,623,896

Jersey (<0.1%)
128,271	boohoo group plc[a]	264,615

	Total	264,615

Luxembourg (0.2%)
281,465	B&M European Value Retail SA	1,010,072
17,591	Oriflame Holdings AG	395,678
80,000	Tenaris SA ADR	1,705,600

	Total	3,111,350

Malaysia (0.2%)
554,100	Public Bank Berhad	3,317,259

	Total	3,317,259

Mexico (0.7%)
55,200	Fomento Economico Mexicano SAB de CV ADR	4,749,960
210,500	Grupo Aeroportuario del Sureste, SAB de CV	3,175,107
849,641	Grupo Financiero Banorte SAB de CV ADR	4,147,522

	Total	12,072,589

Netherlands (2.8%)
143,696	ASR Nederland NV	5,685,907
68,005	Euronext NVc	3,918,283
40,191	Ferrari NV	3,999,172
178,645	Fiat Chrysler Automobiles NVa	2,575,772
12,023	ForFarmers BV	110,730

The accompanying Notes to Financial Statements are an integral part of this schedule.

202

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (86.1%)	Value
Netherlands (2.8%) - continued
29,353	Heineken Holding NV	$2,479,936
24,682	Intertrust NVc	414,360
156,910	Koninklijke Ahold Delhaize NV	3,963,895
19,506	Koninklijke DSM NV	1,582,440
75,544	Koninklijke Philips NV	2,648,537
15,611	Koninklijke VolkerWessels NV	247,087
60,137	NN Group NV	2,390,964
7,116	NSI NV	278,023
472,118	Pharming Group NVa	411,613
58,244	Signify NVc	1,362,534
227,488	Unilever NV	12,323,554
10,253	Vastned Retail NV	367,616
29,386	Wereldhave NV	914,333

	Total	45,674,756

New Zealand (<0.1%)
122,614	Air New Zealand, Ltd.	255,445
136,457	Infratil, Ltd.	334,547

	Total	589,992

Norway (1.9%)
16,279	Aker BP ASA	410,443
33,408	Aker Solutions ASA[a]	153,312
36,865	Austevoll Seafood ASA	455,089
672,313	DnB ASA	10,791,743
305,495	DNO International ASA	443,872
62,089	Elkem ASA[a,c]	159,143
30,116	Entra ASA[c]	401,088
123,603	Leroy Seafood Group ASA	940,679
93,523	Marine Harvest ASA	1,971,231
38,145	SalMar ASA	1,891,946
6,290	SpareBank 1 Nord-Norge	45,651
36,197	SpareBank 1 SMN	353,043
222,181	Storebrand ASA	1,585,000
517,901	Telenor ASA	10,057,794
55,864	TGS Nopec Geophysical Company ASA	1,349,762
3,053	Tomra Systems ASA	68,758
11,679	Veidekke ASA	130,809

	Total	31,209,363

Philippines (0.6%)
24,760	Ayala Corporation	423,311
6,276,200	Ayala Land, Inc.	4,851,028
2,113,710	Bank of the Philippine Islands	3,774,979

	Total	9,049,318

Poland (0.1%)
77,848	Bank Pekao SA	2,269,600

	Total	2,269,600

Portugal (0.2%)
5,166	Altri SGPS SA	34,423
6,184,256	Banco Espirito Santo SAa,d,e	709
142,863	Galp Energia SGPS SA	2,249,499
14,811	NOS SGPS SA	89,813
49,427	Redes Energeticas Nacionais SGPS SA	138,070
79,494	Sonae	73,895

	Total	2,586,409

Russia (0.3%)
78,252	Lukoil ADR	5,603,991

	Total	5,603,991

Singapore (0.5%)
326,500	CapitaLand Retail China Trust	325,886
200,100	DBS Group Holdings, Ltd.	3,479,709
69,000	Mapletree Commercial Trust[a]	83,490
190,400	United Overseas Bank, Ltd.	3,444,334
499,100	Yanlord Land Group, Ltd.	446,645

	Total	7,780,064

South Africa (0.6%)
264,484	Massmart Holdings, Ltd.	1,902,998
364,900	MTN Group, Ltd.	2,255,544
14,700	Naspers, Ltd.	2,943,182
337,285	Truworths International, Ltd.	2,062,579

	Total	9,164,303

South Korea (0.4%)
4,621	Amorepacific Corporation[a]	425,854
11,647	LG Chem, Ltd.[a]	3,630,590
18,105	NAVER Corporation[a]	1,984,234

	Total	6,040,678

Spain (3.3%)
222,846	ACS Actividades de Construccion y Servicios, SAa	8,625,770
84,126	Amadeus IT Holding SA	5,853,289
2,553,831	Banco de Sabadell SA	2,922,148
683,653	Bankinter SA	5,485,715
5,615	Bolsas y Mercados Espanoles SA	156,447
1,254,529	CaixaBank SA	4,543,201
200,291	CIA De Distribucion Integral	5,011,675
1,716	Construcciones y Auxiliar de Ferrocarriles SA	71,161
282,818	Enagas SA	7,645,153
40,517	Euskaltel SAc	324,222
7,871	Faes Farma SA	26,769
20,586	Global Dominion Access SAa,c	101,343
66,480	Grifols SA	1,745,222
219,304	Iberdrola SA	1,760,988
29,246	Lar Espana Real Estate SOCIMI SA	249,398
8,997	Let’s GOWEX SAa,d,e	1
19,287	Masmovil Ibercom SAa	430,913
682,385	Mediaset Espana Comunicacion SA	4,289,606
177,236	Merlin Properties Socimi SA	2,189,461
55,649	Prosegur Compania de Seguridad SA	281,621
119,271	Repsol SAa	1,917,529
119,271	Repsol SA Rights[a,b]	54,662
18,386	Telepizza Group SAc	124,078

	Total	53,810,372

Sweden (2.2%)
18,375	AF AB	330,746
125,443	Arjo AB	401,733
63,473	Atlas Copco AB, Class B	1,390,807
62,570	Axfood AB	1,070,211
44,728	Betsson ABa	369,951
44,014	Bilia AB	413,453
26,027	Biotage AB	322,073
62,824	Cloetta AB	171,639
23,166	Dios Fastigheter AB	147,441
1,122	Elekta AB	13,323

The accompanying Notes to Financial Statements are an integral part of this schedule.

203

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (86.1%)	Value
Sweden (2.2%) - continued
58,728	Fastighets AB Balder[a]	$1,674,219
85,451	Granges AB	775,910
96,874	Hemfosa Fastigheter AB	764,457
72,744	Hexpol AB	577,314
5,099	Holmen AB	100,836
54,824	Investor AB	2,329,710
74,748	Kungsleden AB	531,650
25,848	Loomis AB	833,208
431,324	Nobina ABc	2,909,287
15,830	Nolato AB	655,202
21,144	Nyfosa ABa	101,999
13,491	Peab AB	110,458
224,730	Sandvik AB	3,219,993
106,432	SAS ABa	251,016
225,066	SKF AB	3,420,697
453,613	SSAB AB, Class A	1,564,434
209,897	SSAB AB, Class B	592,356
33,023	Swedbank AB	738,102
51,729	Swedish Match AB	2,036,438
169,196	Swedish Orphan Biovitrum ABa	3,684,420
386,144	Telefonaktiebolaget LM Ericsson	3,418,133
15,427	Trelleborg AB	243,062
101,609	Wihlborgs Fastigheter AB	1,178,044

	Total	36,342,322

Switzerland (6.5%)
1,922	BKW FMB Energie	134,408
11,596	Cembra Money Bank AG	920,077
59	Conzzeta AG	46,159
47,947	Ferguson plc	3,063,728
330,272	Ferrexpo plc	819,404
12,813	Flughafen Zuerich AG	2,120,342
23,905	Galenica AGa,c	1,053,005
868	Georg Fischer AG	696,379
830,771	Glencore Xstrata plc	3,088,861
421	Helvetia Holding AG	246,206
7,545	Implenia AG	253,886
961	Inficon Holding AG	487,229
190	Kardex AG	21,970
1,564	Landis+Gyr Group AGa	88,079
163,991	Logitech International SA	5,180,242
21,375	Lonza Group AG	5,556,535
225,212	Nestle SA	18,278,833
261,647	Novartis AG	22,408,566
26,584	OC Oerlikon Corporation AG, Pfaeffikon	299,341
39,072	Pargesa Holding SA	2,817,955
1,042	PSP Swiss Property AG	102,761
109,771	Roche Holding AG	27,251,624
12,078	Roche Holding AG-BR	2,945,871
24	Schweiter Technologies AG	21,203
1,824	Siegfried Holding AG	623,832
3,706	Straumann Holding AG	2,340,572
15,015	Sunrise Communications Group AGa,c	1,321,970
4,178	Tecan Group AG	813,189
8,418	Valora Holding AG	1,845,313

	Total	104,847,540

Taiwan (0.7%)
1,486,951	Taiwan Semiconductor Manufacturing Company, Ltd.	10,797,098

	Total	10,797,098

Thailand (0.4%)
345,950	Siam Cement pcl	4,441,250
448,700	Siam Commercial Bank pcl	1,841,822

	Total	6,283,072

Turkey (0.2%)
188,340	BIM Birlesik Magazalar AS	3,095,844

	Total	3,095,844

United Kingdom (12.8%)
232,178	3i Group plc	2,290,951
89,430	Abcam plc	1,244,821
25,352	Aggreko plc	236,381
119,761	Anglo American plc	2,677,937
77,051	Ashmore Group plc	359,297
106,765	Ashtead Group plc	2,227,052
92,675	Associated British Foods plc	2,415,439
172,100	Aviva plc	823,671
11,909	Balfour Beatty plc	37,830
105,203	BBA Aviation plc	292,442
45,318	Bellway plc	1,454,005
535,620	BHP Group plc	11,318,194
41,793	Bodycote plc	386,570
1,296,027	BP plc	8,193,078
63,283	Brewin Dolphin Holdings plc	259,882
36,404	Britvic plc	370,768
230,485	Bunzl plc	6,960,375
107,908	Coca-Cola HBC AG	3,377,272
192,116	Compass Group plc	4,043,049
29,558	Computacenter plc	379,161
74,636	Daily Mail and General Trust plc	547,003
46,774	Derwent London plc	1,700,766
282,760	Diageo plc	10,104,260
12,353	Diploma plc	190,674
1,120,874	Direct Line Insurance Group plc	4,556,291
22,921	Domino’s Pizza Group plc	68,122
167,315	Drax Group plc	765,452
62,220	EI Group plc[a]	144,019
137,844	Electrocomponents plc	890,386
14,297	EMIS Group plc	166,375
35,821	Fevertree Drinks plc	1,004,434
776,815	GlaxoSmithKline plc	14,804,557
56,105	Grainger plc	150,030
187,590	Great Portland Estates plc	1,576,887
139,269	Greene King plc	937,526
25,282	Greggs plc	408,064
33,532	Halma plc	584,142
526,170	Hansteen Holdings plc	621,363
806,093	Hays plc	1,439,009
3,403	Hiscox, Ltd.	70,335
3,821	HomeServe plc	42,206
493,091	Howden Joinery Group plc	2,735,919
1,749,322	HSBC Holdings plc	14,431,445
59,724	Ibstock plcc	151,440
157,914	IG Group Holdings plc	1,148,070
288,522	Imperial Brands plc	8,757,143
73,990	Inchcape plc	520,651
162,805	Indivior plc[a]	233,263
24,096	Inmarsat plc	116,364
260,378	Intermediate Capital Group plc	3,105,845
3,666,234	ITV plc	5,835,413
160,832	JD Sports Fashion plc	716,165
643,589	Legal & General Group plc	1,896,251
2,069,907	Lloyds TSB Group plc	1,364,443
848,510	Marks and Spencer Group plc	2,661,265
282,286	Mondi plc	5,879,382
378,401	Moneysupermarket.com Group plc	1,328,556

The accompanying Notes to Financial Statements are an integral part of this schedule.

204

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (86.1%)	Value
United Kingdom (12.8%) - continued
646,280	National Express Group plc	$3,080,819
31,991	Next plc	1,628,881
76,419	NMC Health plc	2,667,118
479,465	PageGroup plc	2,754,258
176,635	Paragon Banking Group plc	869,391
21,531	Pennon Group plc	190,333
69,420	Persimmon plc	1,709,523
98,612	Petrofac, Ltd.	598,590
161,447	QinetiQ Group plc	589,601
191,064	Redrow plc	1,196,771
183,392	RELX plc	3,781,617
41,307	Rio Tinto plc	1,978,292
49,763	Rotork plc	157,135
137,830	Royal Dutch Shell plc, Class A	4,056,728
503,982	Royal Dutch Shell plc, Class B	15,067,799
29,215	Safestore Holdings plc	188,608
31,345	Saga plc	41,371
194,240	Senior plc	469,540
213,684	Smith & Nephew plc	3,999,879
19,553	Spectris plc	568,228
12,513	Spirax-Sarco Engineering plc	995,983
499,334	SSP Group plc	4,121,936
5,465	St. Modwen Properties plc	27,640
144,195	Stagecoach Group plc	243,523
61,103	TalkTalk Telecom Group plc	88,582
161,215	Tate & Lyle plc	1,356,579
1,576,955	Tesco plc	3,824,371
205,858	Tritax Big Box REIT plc	344,582
158,122	Unilever plc	8,301,848
26,475	UNITE Group plc	272,204
42,048	Vesuvius plc	271,434
27,472	Victrex plc	801,679
27,389	WH Smith plc	600,821
17,155	William Hill plc	33,897

	Total	207,881,252

United States (0.4%)
30,979	Nice, Ltd. ADR[a,b]	3,352,238
104,518	Yum China Holding, Inc.	3,504,488

	Total	6,856,726

	Total Common Stock (cost $1,471,017,031)	1,397,539,895

Principal Amount	Long-Term Fixed Income (9.9%)

Albania (<0.1%)
	Albania Government International Bond
$250,000	3.500%, 10/9/2025[c,f]	284,648

	Total	284,648

Angola (0.1%)
	Angola Government International Bond
1,640,000	8.250%, 5/9/2028[c]	1,542,978
330,000	9.375%, 5/8/2048	308,576

	Total	1,851,554

Argentina (0.6%)
	Argentina Government International Bond
3,860,000	3.750%, 2/8/2019[g]	150,157
175,000	4.500%, 6/21/2019	177,887
1,450,000	48.797%, (BADLARPP + 3.25%), 3/1/2020[g,h]	39,388
900,000	4.000%, 3/6/2020[g]	30,112
16,875,000	65.509%, (ARPP7DRR FLAT), 6/21/2020[g,h]	492,897
2,725,000	51.424%, (BADLARPP + 2%), 4/3/2022[g,h]	69,319
1,020,000	3.375%, 1/15/2023[f]	917,403
1,430,000	7.500%, 4/22/2026	1,145,787
1,340,000	6.875%, 1/26/2027	1,021,750
450,000	5.875%, 1/11/2028	323,437
1,020,000	5.250%, 1/15/2028[f]	834,077
1,018,317	7.820%, 12/31/2033[f]	965,475
151,371	7.820%, 12/31/2033[f]	144,939
569,228	8.280%, 12/31/2033	438,305
2,105,000	7.125%, 7/6/2036	1,507,706
220,000	2.260%, 12/31/2038[f,i]	137,826
1,500,000	2.500%, 12/31/2038[i]	822,015
150,000	6.250%, 11/9/2047[f]	121,503
	Argentina Letras Del Tosoro
419,635	Zero Coupon, 7/26/2019	409,929
	Argentina Treasury Bond BONCER
300,000	2.500%, 7/22/2021[g]	12,467
	Cablevision SA
160,000	6.500%, 6/15/2021	154,200
60,000	6.500%, 6/15/2021[c]	57,825

	Total	9,974,404

Azerbaijan (<0.1%)
	Azerbaijan Government International Bond
250,000	3.500%, 9/1/2032	208,082

	Total	208,082

Bahrain (<0.1%)
	Bahrain Government International Bond
210,000	7.500%, 9/20/2047	202,562

	Total	202,562

Belize (<0.1%)
	Belize Government International Bond
116,500	4.938%, 2/20/2034*	65,823

	Total	65,823

Bermuda (0.1%)
	Bermuda Government International Bond
250,000	3.717%, 1/25/2027[c]	237,792
	Digicel, Ltd.
320,000	6.000%, 4/15/2021	287,200
770,000	6.750%, 3/1/2023[c]	609,263

	Total	1,134,255

Brazil (0.5%)
	Banco do Brasil SA/Cayman
1,040,000	6.250%, 4/15/2024[h,j]	891,800
400,000	9.000%, 6/18/2024[h,j]	406,680
	Brazil Government International Bond
10,203,000	10.000%, 1/1/2021[k]	2,753,627
385,000	10.000%, 1/1/2029[k]	104,564

The accompanying Notes to Financial Statements are an integral part of this schedule.

205

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (9.9%)	Value
Brazil (0.5%) - continued
	Brazil Loan Trust 1
$107,144	5.477%, 7/24/2023	$108,216
435,275	5.477%, 7/24/2023[c]	439,627
	Brazil Minas SPE via State of Minas Gerais
330,000	5.333%, 2/15/2028[c]	327,525
	Brazil Notas do Tesouro Nacional
9,048,000	10.000%, 1/1/2025[k]	2,437,319
	Embraer Netherlands BV
37,000	5.050%, 6/15/2025	37,417
	Samarco Mineracao SA
200,000	4.125%, 11/1/2022l	151,000

	Total	7,657,775

Cayman Islands (0.2%)
	Agromercantil Senior Trust
110,000	6.250%, 4/10/2019	110,026
	China Evergrande Group
210,000	8.250%, 3/23/2022	201,469
240,000	8.750%, 6/28/2025	201,941
	Embraer Overseas, Ltd.
80,000	5.696%, 9/16/2023	83,301
	Kaisa Group Holdings, Ltd.
400,000	8.500%, 6/30/2022	295,009
400,000	9.375%, 6/30/2024	272,594
	KSA Sukuk, Ltd.
1,180,000	4.303%, 1/19/2029[c]	1,175,575

	Total	2,339,915

Chile (0.1%)
	Chile Government International Bond
1,110,000	3.240%, 2/6/2028	1,065,045
	Itau CorpBanca
552,000	3.875%, 9/22/2019[c]	554,287
	Sociedad Quimica y Minera de Chile SA
210,000	3.625%, 4/3/2023	201,614
448,000	4.375%, 1/28/2025[c]	439,600

	Total	2,260,546

Colombia (0.2%)
	Banco de Bogota SA
1,060,000	6.250%, 5/12/2026[c]	1,071,936
	Colombia Government International Bond
280,000	2.625%, 3/15/2023	262,920
360,000	4.500%, 1/28/2026	360,000
740,000	4.500%, 3/15/2029	731,490

	Total	2,426,346

Costa Rica (0.1%)
	Costa Rica Government International Bond
30,000	9.995%, 8/1/2020	30,975
760,000	4.250%, 1/26/2023	668,800
520,000	5.625%, 4/30/2043	395,200
750,000	7.158%, 3/12/2045[c]	645,937

	Total	1,740,912

Dominican Republic (0.3%)
	Aeropuertos Dominicanos Siglo XXI SA
590,000	6.750%, 3/30/2029[c]	566,769
	Dominican Republic Government International Bond
8,100,000	15.000%, 4/5/2019[m]	163,045
3,600,000	16.000%, 7/10/2020[m]	77,842
813,000	7.500%, 5/6/2021	839,422
3,800,000	11.500%, 5/10/2024[m]	78,486
310,000	8.625%, 4/20/2027	354,562
2,700,000	18.500%, 2/4/2028[c,m]	73,796
4,100,000	11.375%, 7/6/2029[m]	83,218
1,787,000	6.850%, 1/27/2045	1,760,195
130,000	6.850%, 1/27/2045[c]	128,050
840,000	6.500%, 2/15/2048[c]	793,800

	Total	4,919,185

Ecuador (0.3%)
	Ecuador Government International Bond
1,250,000	7.950%, 6/20/2024	1,100,000
350,000	9.650%, 12/13/2026	318,500
1,270,000	9.650%, 12/13/2026[c]	1,155,700
880,000	9.625%, 6/2/2027c	796,400
1,620,000	8.875%, 10/23/2027[c]	1,393,200
	EP PetroEcuador
39,474	8.443%, (LIBOR 3M + 5.63%), 9/24/2019[h]	39,375

	Total	4,803,175

Egypt (0.1%)
	Egypt Government International Bond
390,000	4.750%, 4/16/2026[c,f]	404,270
850,000	5.625%, 4/16/2030[c,f]	841,408
1,080,000	7.903%, 2/21/2048[c]	929,103

	Total	2,174,781

El Salvador (<0.1%)
	El Salvador Government International Bond
100,000	7.375%, 12/1/2019	100,375
90,000	7.750%, 1/24/2023	92,588
30,000	5.875%, 1/30/2025	27,638
295,000	6.375%, 1/18/2027	270,220
110,000	8.625%, 2/28/2029[c]	114,812
20,000	8.250%, 4/10/2032	20,250

	Total	625,883

Gabon (0.1%)
	Gabon Government International Bond
812,000	6.375%, 12/12/2024	728,738
400,000	6.950%, 6/16/2025	358,256

	Total	1,086,994

Ghana (0.1%)
	Ghana Government International Bond
360,000	7.625%, 5/16/2029	322,459
200,000	8.627%, 6/16/2049	174,112

The accompanying Notes to Financial Statements are an integral part of this schedule.

206

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (9.9%)	Value
Ghana (0.1%) - continued
$230,000	8.627%, 6/16/2049[c]	$200,229

	Total	696,800

Guatemala (0.2%)
	Agromercantil Senior Trust
320,000	6.250%, 4/10/2019[c]	320,077
	Guatemala Government International Bond
850,000	5.750%, 6/6/2022	879,750
760,000	4.500%, 5/3/2026[c]	712,500
210,000	4.500%, 5/3/2026	196,875
820,000	4.375%, 6/5/2027[c]	756,450
380,000	4.875%, 2/13/2028[c]	359,879
550,000	4.875%, 2/13/2028	520,877

	Total	3,746,408

Honduras (0.1%)
	Honduras Government International Bond
610,000	8.750%, 12/16/2020[c]	647,972
675,000	8.750%, 12/16/2020	717,019

	Total	1,364,991

Hungary (<0.1%)
	MFB Magyar Fejlesztesi Bank Zrt
210,000	6.250%, 10/21/2020[c]	218,294

	Total	218,294

India (0.2%)
	Bank of Baroda
1,700,000	4.875%, 7/23/2019	1,709,359
	Hindustan Petroleum Corporation, Ltd.
200,000	4.000%, 7/12/2027	182,400
	NTPC, Ltd.
150,000	2.750%, 2/1/2027[f]	167,136
	Reliance Industries, Ltd.
570,000	3.667%, 11/30/2027[c]	518,061

	Total	2,576,956

Indonesia (0.9%)
	Indonesia Government International Bond
360,000	2.625%, 6/14/2023[c,f]	429,371
470,000	5.375%, 10/17/2023	490,795
1,840,000	5.875%, 1/15/2024	1,961,628
1,070,000	3.375%, 7/30/2025[f]	1,304,292
820,000	4.750%, 1/8/2026c	830,737
870,000	3.750%, 6/14/2028[f]	1,081,158
360,000	3.750%, 6/14/2028[c,f]	447,376
520,000	4.750%, 2/11/2029	527,892
100,000	8.500%, 10/12/2035	134,497
200,000	6.625%, 2/17/2037	231,495
	Perusahaan Penerbit SBSN Indonesia III
230,000	3.400%, 3/29/2022[c]	224,825
320,000	4.325%, 5/28/2025[c]	315,520
320,000	4.325%, 5/28/2025	315,520
200,000	4.550%, 3/29/2026	198,300
200,000	4.550%, 3/29/2026[c]	198,300
2,170,000	4.150%, 3/29/2027[c]	2,085,370
2,570,000	4.400%, 3/1/2028[c]	2,508,243
	PT Indonesia Asahan Aluminium Tbk
400,000	5.710%, 11/15/2023[c]	407,017

	Total	13,692,336

Ireland (<0.1%)
	Credit Bank of Moscow PJSC
380,000	7.500%, 10/5/2027[h]	286,558
	Phosagro OAO
410,000	3.949%, 4/24/2023[c]	383,678

	Total	670,236

Isle of Man (<0.1%)
	Gohl Capital, Ltd.
500,000	4.250%, 1/24/2027	470,366

	Total	470,366

Italy (0.1%)
	Wind Tre SPA
130,000	2.625%, 1/20/2023[f]	134,276
550,000	2.625%, 1/20/2023[c,f]	568,092
260,000	3.125%, 1/20/2025[c,f]	264,877
460,000	5.000%, 1/20/2026[c]	378,212

	Total	1,345,457

Ivory Coast (0.1%)
	Ivory Coast Government International Bond
150,000	5.250%, 3/22/2030[f]	151,198
200,000	6.125%, 6/15/2033	165,760
370,000	6.625%, 3/22/2048[f]	356,099
230,000	6.625%, 3/22/2048[c,f]	221,359

	Total	894,416

Japan (<0.1%)
	SoftBank Group Corporation
680,000	6.000%, 7/19/2023[h,j]	564,060

	Total	564,060

Kazakhstan (<0.1%)
	Kazakhstan Government International Bond
120,000	1.550%, 11/9/2023[c,f]	138,054

	Total	138,054

Kenya (<0.1%)
	Kenya Government International Bond
500,000	7.250%, 2/28/2028[c]	446,420
250,000	8.250%, 2/28/2048[c]	212,508

	Total	658,928

Kuwait (0.1%)
	Kuwait Government International Bond
230,000	3.500%, 3/20/2027[c]	228,699
670,000	3.500%, 3/20/2027	666,211

	Total	894,910

The accompanying Notes to Financial Statements are an integral part of this schedule.

207

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (9.9%)	Value
Lebanon (<0.1%)
	Lebanon Government International Bond
$30,000	6.000%, 1/27/2023	$25,337
110,000	6.850%, 3/23/2027	87,085
175,000	6.650%, 11/3/2028	134,718
20,000	6.650%, 2/26/2030	15,128

	Total	262,268

Luxembourg (0.2%)
	Altice Financing SA
290,000	6.625%, 2/15/2023[c]	278,400
280,000	7.500%, 5/15/2026[c]	255,500
720,000	7.500%, 5/15/2026	657,000
	Sberbank of Russia Via SB Capital SA
810,000	5.500%, 2/26/2024[h]	810,000
	Telefonica Celular del Paraguay SA
400,000	6.750%, 12/13/2022	403,400

	Total	2,404,300

Macedonia, The Former Yugoslav Republic Of (0.1%)
	Macedonia Government International Bond
570,000	5.625%, 7/26/2023[c,f]	727,790
360,000	2.750%, 1/18/2025[f]	401,746
790,000	2.750%, 1/18/2025[c,f]	881,384

	Total	2,010,920

Mauritius (0.1%)
	Greenko Investment Company
200,000	4.875%, 8/16/2023	178,800
200,000	4.875%, 8/16/2023[c]	178,800
	MTN International Mauritius, Ltd.
200,000	4.755%, 11/11/2024	181,382
	MTN Mauritius Investments, Ltd.
200,000	5.373%, 2/13/2022	193,958
210,000	6.500%, 10/13/2026[c]	204,304
	Neerg Energy, Ltd.
200,000	6.000%, 2/13/2022	187,814
400,000	6.000%, 2/13/2022[c]	375,627

	Total	1,500,685

Mexico (0.4%)
	America Movil SAB de CV
2,600,000	6.000%, 6/9/2019[n]	130,106
	Banco Santander Mexico SA
270,000	5.950%, 10/1/2028[c,h]	271,012
	BBVA Bancomer SA
270,000	5.125%, 1/18/2033[h]	234,228
270,000	5.125%, 1/18/2033[c,h]	234,228
	Gruma, SAB de CV
340,000	4.875%, 12/1/2024[c]	340,854
	Mexico City Airport Trust
615,000	5.500%, 7/31/2047	540,431
	Mexico Government International Bond
50,000	4.750%, 3/8/2044	45,450
280,000	4.600%, 2/10/2048	248,500
	Petroleos Mexicanos
10,000	4.875%, 1/24/2022	9,735
260,000	5.375%, 3/13/2022	254,670
1,810,000	5.125%, 3/15/2023[f]	2,142,427
540,000	6.500%, 3/13/2027	507,600
60,000	6.375%, 1/23/2045	48,300
376,000	6.750%, 9/21/2047	310,911
210,000	6.350%, 2/12/2048	167,269
	Unifin Financiera SAB de CV SOFOM ENR
470,000	7.375%, 2/12/2026[c]	401,267

	Total	5,886,988

Netherlands (0.3%)
	Embraer Netherlands Finance BV
30,000	5.400%, 2/1/2027	30,975
	Greenko Dutch BV
490,000	5.250%, 7/24/2024[c]	439,163
	Metinvest BV
500,000	7.750%, 4/23/2023[c]	454,954
	Minejesa Capital BV
600,000	4.625%, 8/10/2030	534,800
	NE Property Cooperatief UA
100,000	3.750%, 2/26/2021[f]	107,717
	Petrobras Global Finance BV
445,000	6.125%, 1/17/2022	456,681
	Syngenta Finance NV
200,000	1.250%, 9/10/2027[f]	195,463
2,260,000	5.182%, 4/24/2028[c]	2,096,990
660,000	5.676%, 4/24/2048[c]	546,239

	Total	4,862,982

Nigeria (0.4%)
	Nigeria Government International Bond
274,000	6.750%, 1/28/2021	276,879
120,000	5.625%, 6/27/2022	116,126
320,000	6.375%, 7/12/2023	306,747
200,000	7.625%, 11/21/2025[c]	192,800
710,000	6.500%, 11/28/2027[c]	626,745
810,000	7.143%, 2/23/2030[c]	715,311
770,000	8.747%, 1/21/2031[c]	748,306
830,000	7.875%, 2/16/2032	752,164
880,000	7.696%, 2/23/2038[c]	767,003
400,000	7.696%, 2/23/2038	348,638
220,000	7.625%, 11/28/2047[c]	184,973
350,000	7.625%, 11/28/2047	294,276
490,000	9.248%, 1/21/2049[c]	475,224

	Total	5,805,192

Oman (0.1%)
	Oman Government International Bond
2,260,000	6.750%, 1/17/2048[c]	1,864,500

	Total	1,864,500

Pakistan (0.1%)
	Pakistan Government International Bond
210,000	6.750%, 12/3/2019[c]	207,913
1,410,000	6.875%, 12/5/2027[c]	1,277,105

The accompanying Notes to Financial Statements are an integral part of this schedule.

208

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (9.9%)	Value
Pakistan (0.1%) - continued
	Third Pakistan International Sukuk Company, Ltd.
$640,000	5.625%, 12/5/2022[c]	$604,494

	Total	2,089,512

Panama (<0.1%)
	Panama Government International Bond
510,000	4.500%, 4/16/2050	488,325
	Panama Notas del Tesoro
110,000	4.875%, 2/5/2021	113,412

	Total	601,737

Papua New Guinea (<0.1%)
	Papua New Guinea Government International Bond
290,000	8.375%, 10/4/2028[c]	291,813

	Total	291,813

Paraguay (0.2%)
	Banco Regional SAECA
196,000	8.125%, 1/24/2019	195,510
590,000	8.125%, 1/24/2019[c]	588,525
	Paraguay Government International Bond
330,000	4.625%, 1/25/2023	330,495
200,000	5.000%, 4/15/2026	202,000
580,000	5.000%, 4/15/2026[c]	585,800
730,000	4.700%, 3/27/2027[c]	720,875
740,000	6.100%, 8/11/2044	763,125
350,000	5.600%, 3/13/2048[c]	343,875

	Total	3,730,205

Peru (0.1%)
	Abengoa Transmision Sur SA
582,684	6.875%, 4/30/2043[c]	640,952
	Corporacion Lindley SA
70,000	6.750%, 11/23/2021[c]	73,412
690,000	6.750%, 11/23/2021	723,638
92,000	4.625%, 4/12/2023	91,770
100,000	4.625%, 4/12/2023[c]	99,750

	Total	1,629,522

Qatar (0.1%)
	Qatar Government International Bond
310,000	3.875%, 4/23/2023[c]	313,512
310,000	4.500%, 4/23/2028[c]	323,562
890,000	5.103%, 4/23/2048[c]	934,723

	Total	1,571,797

Romania (0.2%)
	Romania Government International Bond
880,000	4.375%, 8/22/2023	882,200
150,000	4.875%, 1/22/2024	153,937
500,000	2.375%, 4/19/2027[c,f]	570,269
660,000	2.875%, 5/26/2028[f]	755,447
150,000	3.875%, 10/29/2035[f]	167,136
580,000	3.375%, 2/8/2038[c,f]	591,437
360,000	5.125%, 6/15/2048*	346,500

	Total	3,466,926

Russia (0.3%)
	Credit Bank of Moscow
400,000	8.875%, 11/10/2022[h,j]	293,408
	Lukoil International Finance BV
310,000	6.125%, 11/9/2020	319,238
	Russia Government International Bond
400,000	4.500%, 4/4/2022[c]	404,666
400,000	4.875%, 9/16/2023[c]	407,776
3,600,000	4.750%, 5/27/2026	3,564,029

	Total	4,989,117

Senegal (<0.1%)
	Senegal Government International Bond
460,000	4.750%, 3/13/2028[c,f]	484,618

	Total	484,618

Singapore (<0.1%)
	ABJA Investment Company Pte, Ltd.
400,000	5.450%, 1/24/2028	340,668
	Medco Platinum Road Petroleum, Ltd.
200,000	6.750%, 1/30/2025	170,790

	Total	511,458

South Africa (0.3%)
	Eskom Holdings SOC, Ltd.
240,000	5.750%, 1/26/2021	226,091
620,000	6.750%, 8/6/2023	565,118
200,000	7.125%, 2/11/2025	182,390
	South Africa Government International Bond
709,000	5.875%, 9/16/2025	717,688
6,330,000	7.000%, 2/28/2031[o]	361,399
17,727,000	8.250%, 3/31/2032[o]	1,103,444
100,000	9.000%, 1/31/2040[o]	6,383
1,280,000	6.500%, 2/28/2041[o]	62,054
3,130,000	8.750%, 1/31/2044[o]	193,467
1,340,000	5.650%, 9/27/2047	1,191,126
	ZAR Sovereign Capital Fund Propriety, Ltd.
240,000	3.903%, 6/24/2020	237,914

	Total	4,847,074

South Korea (<0.1%)
	Shinsegae, Inc.
200,000	2.625%, 5/8/2045[h]	196,109

	Total	196,109

Sri Lanka (0.4%)
	Sri Lanka Government International Bond
200,000	5.125%, 4/11/2019	198,000
210,000	6.250%, 10/4/2020	203,710
171,000	6.250%, 10/4/2020[c]	165,878
1,060,000	5.750%, 4/18/2023[c]	975,402
410,000	6.125%, 6/3/2025	368,035
200,000	6.850%, 11/3/2025	187,072

The accompanying Notes to Financial Statements are an integral part of this schedule.

209

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (9.9%)	Value
Sri Lanka (0.4%) - continued
$1,520,000	6.850%, 11/3/2025[c]	$1,421,750
390,000	6.825%, 7/18/2026	359,835
240,000	6.200%, 5/11/2027	211,235
1,610,000	6.750%, 4/18/2028[c]	1,464,223

	Total	5,555,140

Supranational (<0.1%)
	Eastern and Southern African Trade and Development Bank
400,000	5.375%, 3/14/2022	396,279

	Total	396,279

Suriname (<0.1%)
	Suriname Government International Bond
630,000	9.250%, 10/26/2026[c]	606,375

	Total	606,375

Thailand (<0.1%)
	Thaioil Treasury Center Company, Ltd.
200,000	4.625%, 11/20/2028[c]	201,763
210,000	5.375%, 11/20/2048[c]	211,697

	Total	413,460

Tunisia (<0.1%)
	Banque Centrale de Tunisie SA
380,000	6.750%, 10/31/2023c,[f]	415,793
	Tunisia Government International Bond
100,000	5.625%, 2/17/2024[f]	103,503

	Total	519,296

Turkey (0.6%)
	Akbank Turk Anonim Sirketi
400,000	6.797%, 4/27/2028[h]	336,601
	Export Credit Bank of Turkey
200,000	5.875%, 4/24/2019	199,336
	Hazine Mustesarligi Varlik Kiralama AS
1,770,000	5.004%, 4/6/2023[c]	1,679,376
	TC Ziraat Bankasi AS
200,000	5.125%, 9/29/2023[c]	176,408
	Turkey Government International Bond
826,000	6.250%, 9/26/2022	830,740
1,905,000	5.750%, 3/22/2024	1,840,782
53,000	7.375%, 2/5/2025	54,606
1,080,000	3.250%, 6/14/2025[f]	1,126,893
430,000	5.200%, 2/16/2026[f]	490,637
522,000	4.250%, 4/14/2026	449,573
315,000	6.000%, 3/25/2027	296,196
10,000	6.875%, 3/17/2036	9,362
210,000	6.000%, 1/14/2041	176,925
2,710,000	5.750%, 5/11/2047	2,205,235

	Total	9,872,670

Ukraine (0.4%)
	Ukraine Government International Bond
260,000	7.750%, 9/1/2021	244,400
340,000	7.750%, 9/1/2022	311,562
360,000	7.750%, 9/1/2023	323,590
1,020,000	8.994%, 2/1/2024[c]	950,130
1,090,000	7.750%, 9/1/2024	958,001
820,000	7.750%, 9/1/2025	710,120
460,000	7.750%, 9/1/2026	391,713
660,000	7.750%, 9/1/2027	557,252
1,470,000	9.750%, 11/1/2028[c]	1,377,508
400,000	7.375%, 9/25/2032	317,293
270,000	Zero Coupon, 5/31/2040[h]	155,250

	Total	6,296,819

United Arab Emirates (0.3%)
	Abu Dhabi Crude Oil Pipeline, LLC
1,770,000	4.600%, 11/2/2047[c]	1,728,104
	Abu Dhabi Government International Bond
1,100,000	3.125%, 5/3/2026	1,062,908
1,150,000	3.125%, 10/11/2027[c]	1,098,296
	Dolphin Energy, Ltd.
34,880	5.888%, 6/15/2019	35,054
250,000	5.500%, 12/15/2021	260,000
	Ruwais Power Company PJSC
200,000	6.000%, 8/31/2036	219,000

	Total	4,403,362

United States (0.4%)
	Cemex Finance, LLC.
350,000	4.625%, 6/15/2024[f]	403,018
	Comcel Trust
210,000	6.875%, 2/6/2024	213,862
200,000	6.875%, 2/6/2024[c]	203,678
	Puerto Rico Sales Tax Financing Corporation Refg. Rev.
5,000	6.130%, 8/1/2028, Ser. Ae,l	3,787
15,000	6.130%, 8/1/2030, Ser. Ae,l	11,362
125,000	6.000%, 8/1/2031, Ser. Ce,l	94,687
20,000	6.000%, 8/1/2032, Ser. Ce,l	15,150
10,000	4.850%, 8/1/2036, Ser. De,l	7,563
25,000	6.050%, 8/1/2037, Ser. Be,l	18,937
25,000	6.130%, 8/1/2037, Ser. Ae,l	18,938
20,000	5.375%, 8/1/2038, Ser. Ce,l	9,275
95,000	6.000%, 8/1/2038, Ser. Ce,l	71,962
35,000	6.130%, 8/1/2038, Ser. Ae,l	26,513
5,000	6.050%, 8/1/2039, Ser. Be,l	3,787
185,000	5.250%, 8/1/2041, Ser. Ce,l	85,794
5,000	5.000%, 8/1/2043, Ser. A-1[e,l]	2,319
	Puerto Rico Sales Tax Financing Corporation Rev.
25,000	5.750%, 8/1/2057, Ser. Ce,l	19,375
10,000	5.000%, 8/1/2021, Ser. Ce,l	7,750
25,000	5.500%, 8/1/2022, Ser. Ae,l	11,594
225,000	5.250%, 8/1/2027, Ser. Ae,l	104,344
25,000	5.500%, 8/1/2028, Ser. Ae,l	11,594
25,000	6.130%, 8/1/2029, Ser. Ae,l	18,937
150,000	6.750%, 8/1/2032, Ser. Ae,l	69,563
20,000	6.050%, 8/1/2036, Ser. Be,l	15,150
60,000	5.750%, 8/1/2037, Ser. Ae,l	27,825
15,000	5.375%, 8/1/2039, Ser. Ae,l	6,956
45,000	5.000%, 8/1/2040, Ser. Ce,l	34,875
185,000	5.250%, 8/1/2040, Ser. Ce,l	143,375
90,000	5.500%, 8/1/2042, Ser. Ae,l	41,738
55,000	5.000%, 8/1/2046, Ser. Ce,l	42,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

210

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

Principal Amount	Long-Term Fixed Income (9.9%)	Value
United States (0.4%) - continued
	Reliance Holding USA, Inc
$250,000	5.400%, 2/14/2022	$258,883
	Sasol Financing USA LLC
1,080,000	5.875%, 3/27/2024	1,077,649
	U.S. Treasury Notes
2,500,000	0.030%, 9/30/2025	2,565,154

	Total	5,648,019

Uruguay (<0.1%)
	Uruguay Government International Bond
200,000	4.975%, 4/20/2055	190,202

	Total	190,202

Venezuela (0.2%)
	Petroleos de Venezuela SA
11,370,000	6.000%, 10/28/2022[l]	1,353,030
7,010,000	6.000%, 5/16/2024[l]	1,054,304
1,326,000	6.000%, 11/15/2026[l]	194,644
1,410,000	5.375%, 4/12/2027[l]	204,309
210,000	5.500%, 4/12/2037[l]	31,500
	Venezuela Government International Bond
331,000	9.250%, 5/7/2028[l]	75,302

	Total	2,913,089

Vietnam (<0.1%)
	Debt and Asset Trading Corporation
200,000	1.000%, 10/10/2025	137,500

	Total	137,500

Virgin Islands, British (0.1%)
	Central American Bottling Corporation
240,000	5.750%, 1/31/2027[c]	234,900
	Huarong Finance 2017 Company, Ltd.
200,000	4.500%, 1/24/2022[h,j]	188,216
460,000	4.000%, 11/7/2022[h,j]	413,773
	Huarong Finance II Company, Ltd.
200,000	5.000%, 11/19/2025	195,112

	Total	1,032,001

Zambia (0.1%)
	Zambia Government International Bond
1,066,000	5.375%, 9/20/2022	762,147
250,000	8.970%, 7/30/2027	186,250
320,000	8.970%, 7/30/2027[c]	238,400

	Total	1,186,797

	Total Long-Term Fixed Income (cost $176,463,817)	159,867,784

Shares	Preferred Stock (0.7%)
South Korea (0.7%)
425,400	Samsung Electronics Company, Ltd.	12,155,236

	Total	12,155,236

	Total Preferred Stock (cost $8,454,538)	12,155,236

	Collateral Held for Securities Loaned (0.6%)
9,299,302	Thrivent Cash Management Trust	9,299,302

	Total Collateral Held for Securities Loaned (cost $9,299,302)	9,299,302

Shares or Principal Amount	Short-Term Investments (2.5%)
	Federal Home Loan Bank Discount Notes
600,000	2.225%, 1/11/2019[p,q]	599,643
600,000	2.240%, 1/16/2019[p,q]	599,444
5,300,000	2.340%, 2/5/2019[p,q]	5,287,985
2,500,000	2.350%, 2/13/2019[p,q]	2,493,000
2,000,000	2.420%, 3/11/2019[p,q]	1,990,858
	Thrivent Core Short-Term Reserve Fund
2,934,116	2.670%	29,341,161

	Total Short-Term Investments (cost $40,311,878)	40,312,091

	Total Investments (cost $1,705,546,566) 99.8%	$1,619,174,308

	Other Assets and Liabilities, Net 0.2%	3,556,590

	Total Net Assets 100.0%	$1,622,730,898

The accompanying Notes to Financial Statements are an integral part of this schedule.

211

PARTNER WORLDWIDE ALLOCATION PORTFOLIO

Schedule of Investments as of December 31, 2018

a	Non-income producing security.
b	All or a portion of the security is on loan.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2018, the value of these investments was $81,762,143 or 5.0% of total net assets.

d	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
e	In bankruptcy. Interest is not being accrued.
f	Principal amount is displayed in Euros.
g	Principal amount is displayed in Argentine Pesos.
h

Denotes variable rate securities. The rate shown is as of December 31, 2018. The rates of certain variable rate securities are based on a published reference rate and spread; these may vary by security and the reference rate and spread are indicated in their description. The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

i	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2018.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest and have no contractual maturity date. Date shown, if applicable, is next call date.
k	Principal amount is displayed in Brazilian Real.
l	Defaulted security. Interest is not being accrued.
m	Principal amount is displayed in Dominican Republic Pesos.
n	Principal amount is displayed in Mexican Pesos.
o	Principal amount is displayed in South African Rand.
p	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
q	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
*

Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of all restricted securities held in Partner Worldwide Allocation Portfolio as of December 31, 2018 was $412,323 or 0.0% of total net assets. The following table indicates the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2018.

Security	Acquisition Date	Cost
Belize Government International Bond, 2/20/2034	3/22/2017	$77,740
Romania Government International Bond, 6/15/2048	6/7/2018	355,921

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Partner Worldwide Allocation Portfolio as of December 31, 2018:

Securities Lending Transactions

Common Stock	$9,053,989

Total lending	$9,053,989
Gross amount payable upon return of collateral for securities loaned	$9,299,302

Net amounts due to counterparty	$245,313

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR -	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
Refg. -	Refunding
REIT -	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev. -	Revenue
Ser. -	Series

Reference Rate Index:

ARPP7DRR -	Argentina Central Bank 7 Day Repo Reference Rate
BADLARPP -	Argentina Deposit Rates Badlar Private Banks
LIBOR 3M -	ICE Libor USD Rate 3 Month

The accompanying Notes to Financial Statements are an integral part of this schedule.

212

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (97.2%)	Value
Communications Services (1.8%)
7,744	ATN International, Inc.	$553,928
35,285	Cincinnati Bell, Inc.[a]	274,517
29,769	Cogent Communications Holdings	1,345,857
50,106	Consolidated Communications Holdings, Inc.	495,047
39,596	E.W. Scripps Company	622,845
73,690	Frontier Communications Corporation[a,b]	175,382
80,847	Gannett Company, Inc.	689,625
68,273	Iridium Communications, Inc.[a]	1,259,637
37,824	New Media Investment Group, Inc.	437,624
26,357	QuinStreet, Inc.[a]	427,774
19,635	Scholastic Corporation	790,505
12,763	Spok Holdings, Inc.	169,238
155,377	Vonage Holdings Corporation[a]	1,356,441

	Total	8,598,420

Consumer Discretionary (13.7%)
46,443	Abercrombie & Fitch Company	931,182
77,860	American Axle & Manufacturing Holdings, Inc.[a]	864,246
11,611	American Public Education, Inc.[a]	330,449
13,818	Asbury Automotive Group, Inc.[a]	921,108
122,787	Ascena Retail Group, Inc.[a]	308,195
26,812	Barnes & Noble Education, Inc.[a]	107,516
40,628	Barnes & Noble, Inc.	288,053
63,200	Belmond, Ltd.[a]	1,581,896
15,006	BJ’s Restaurants, Inc.	758,853
20,391	Buckle, Inc.[b]	394,362
30,997	Caleres, Inc.	862,647
62,616	Callaway Golf Company	958,025
49,206	Career Education Corporation[a]	561,933
16,497	Cato Corporation	235,412
5,958	Cavco Industries, Inc.[a]	776,804
88,536	Chico’s FAS, Inc.	497,572
11,425	Children’s Place, Inc.	1,029,278
12,067	Chuy’s Holdings, Inc.[a]	214,069
35,285	Cooper Tire & Rubber Company	1,140,764
11,661	Cooper-Standard Holdings, Inc.[a]	724,381
32,094	Core-Mark Holding Company, Inc.	746,185
47,081	Crocs, Inc.[a]	1,223,164
27,320	Dave & Buster’s Entertainment, Inc.	1,217,379
12,735	Dine Brands Global, Inc.	857,575
20,487	Dorman Products, Inc.[a]	1,844,240
48,050	DSW, Inc.	1,186,835
15,481	El Pollo Loco Holdings, Inc.[a]	234,847
18,019	Ethan Allen Interiors, Inc.	316,954
54,138	Express, Inc.[a]	276,645
16,325	Fiesta Restaurant Group, Inc.[a]	253,201
31,606	Fossil, Inc.[a]	497,162
26,963	Fox Factory Holding Corporation[a]	1,587,312
24,959	Francesca’s Holdings Corporation[a]	24,230
73,319	GameStop Corporation[b]	925,286
52,567	Garrett Motion, Inc.[a,b]	648,677
14,266	Genesco, Inc.[a]	631,984
24,585	Gentherm, Inc.[a]	982,908
30,064	G-III Apparel Group, Ltd.[a]	838,485
12,819	Group 1 Automotive, Inc.	675,818
39,972	Guess ?, Inc.	830,218
13,848	Haverty Furniture Companies, Inc.	260,065
13,587	Hibbett Sports, Inc.[a]	194,294
15,392	Installed Building Products, Inc.[a]	518,556
19,506	iRobot Corporation[a,b]	1,633,432
227,144	J.C. Penney Company, Inc.[a,b]	236,230
11,323	Kirkland’s, Inc.[a]	107,908
32,997	La-Z-Boy, Inc.	914,347
18,045	LCI Industries	1,205,406
12,902	LGI Homes, Inc.[a,b]	583,428
18,606	Liquidity Services, Inc.[a]	114,799
15,864	Lithia Motors, Inc.	1,210,899
20,486	Lumber Liquidators Holdings, Inc.[a,b]	195,027
32,050	M.D.C. Holdings, Inc.	900,926
20,420	M/I Homes, Inc.[a]	429,228
13,894	Marcus Corporation	548,813
15,865	MarineMax, Inc.[a]	290,488
26,507	Meritage Homes Corporation[a]	973,337
8,171	Monarch Casino & Resort, Inc.[a]	311,642
23,579	Monro, Inc.	1,621,056
13,703	Motorcar Parts of America, Inc.[a]	228,018
11,217	Movado Group, Inc.	354,682
21,841	Nautilus, Inc.[a]	238,067
20,749	Nutrisystem, Inc.	910,466
391,250	Office Depot, Inc.	1,009,425
12,128	Oxford Industries, Inc.	861,573
14,764	PetMed Express, Inc.[b]	343,411
9,279	Red Robin Gourmet Burgers, Inc.[a]	247,935
23,420	Regis Corporation[a]	396,969
30,977	Rent-A-Center, Inc.[a]	501,518
13,170	RHa,b	1,578,029
20,706	Ruth’s Hospitality Group, Inc.	470,647
18,193	Shake Shack, Inc.[a]	826,326
7,070	Shoe Carnival, Inc.[b]	236,916
23,841	Shutterfly, Inc.[a]	959,839
13,224	Shutterstock, Inc.	476,196
23,386	Sleep Number Corporation[a]	742,038
17,488	Sonic Automotive, Inc.	240,635
12,065	Stamps.com, Inc.[a]	1,877,797
14,518	Standard Motor Products, Inc.	703,107
56,575	Steven Madden, Ltd.	1,711,960
15,242	Strategic Education, Inc.	1,728,748
12,545	Sturm, Ruger & Company, Inc.	667,645
16,602	Superior Industries International, Inc.	79,856
35,912	Tailored Brands, Inc.	489,840
15,426	TechTarget, Inc.[a]	188,351
27,538	Tile Shop Holdings, Inc.	150,908
24,892	TopBuild Corporation[a]	1,120,140
10,244	Unifi, Inc.[a]	233,973
10,119	Universal Electronics, Inc.[a]	255,808
13,505	Vera Bradley, Inc.[a]	115,738
41,117	Vista Outdoor, Inc.[a]	466,678
10,855	Vitamin Shoppe, Inc.[a]	51,453
23,212	William Lyon Homes[a]	248,136
20,902	Wingstop, Inc.	1,341,699
20,561	Winnebago Industries, Inc.	497,782
66,874	Wolverine World Wide, Inc.	2,132,612
13,081	Zumiez, Inc.[a]	250,763

	Total	66,471,415

Consumer Staples (3.5%)
18,950	Andersons, Inc.	566,415
314,255	Avon Products, Inc.[a]	477,668
46,469	B&G Foods, Inc.	1,343,419
11,015	Calavo Growers, Inc.[b]	803,654
21,177	Cal-Maine Foods, Inc.	895,787
7,402	Central Garden & Pet Company[a]	254,999
28,873	Central Garden & Pet Company, Class Aa	902,281
16,336	Chefs’ Warehouse, Inc.[a]	522,425
3,336	Coca-Cola Bottling Company Consolidated	591,740
116,081	Darling Ingredients, Inc.[a]	2,233,398
65,212	Dean Foods Company	248,458

The accompanying Notes to Financial Statements are an integral part of this schedule.

213

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (97.2%)	Value
Consumer Staples (3.5%) - continued
12,306	Inter Parfums, Inc.	$806,904
10,667	J & J Snack Foods Corporation	1,542,342
6,254	John B. Sanfilippo & Son, Inc.	348,098
8,438	Medifast, Inc.	1,054,919
9,025	MGP Ingredients, Inc.[b]	514,876
4,783	Seneca Foods Corporation[a]	134,976
25,671	SpartanNash Company	441,028
35,726	United Natural Foods, Inc.[a]	378,338
17,801	Universal Corporation	963,924
9,756	WD-40 Company[b]	1,787,885

	Total	16,813,534

Energy (3.2%)
92,711	Archrock, Inc.	694,405
13,160	Bonanza Creek Energy, Inc.[a]	272,017
23,408	Bristow Group, Inc.[a,b]	56,881
45,366	C&J Energy Services, Inc.[a]	612,441
15,757	CARBO Ceramics, Inc.[a,b]	54,834
59,416	Carrizo Oil & Gas, Inc.[a]	670,807
54,891	Cloud Peak Energy, Inc.[a]	20,107
19,797	CONSOL Energy, Inc.[a]	627,763
320,723	Denbury Resources, Inc.[a]	548,436
14,755	Era Group, Inc.[a]	128,959
23,048	Exterran Corporation[a]	407,950
9,643	Geospace Technologies Corporation[a]	99,419
27,795	Green Plains, Inc.	364,392
9,722	Gulf Island Fabrication, Inc.[a]	70,193
111,702	Gulfport Energy Corporation[a]	731,648
99,287	Helix Energy Solutions Group, Inc.[a]	537,143
77,757	HighPoint Resources Corporation[a]	193,615
106,618	Laredo Petroleum Holdings, Inc.[a]	385,957
19,146	Matrix Service Company[a]	343,479
230,541	Nabors Industries, Ltd.	461,082
63,237	Newpark Resources, Inc.[a]	434,438
176,275	Noble Corporation[a]	461,841
42,739	Oil States International, Inc.[a]	610,313
19,711	Par Pacific Holdings, Inc.[a]	279,502
46,561	PDC Energy, Inc.[a]	1,385,655
9,596	Penn Virginia Corporation[a]	518,760
55,322	Pioneer Energy Services Corporation[a]	68,046
51,451	ProPetro Holding Corporation[a]	633,876
25,988	Renewable Energy Group, Inc.[a,b]	667,892
4,026	REX American Resources Corporation[a]	274,211
38,694	Ring Energy, Inc.[a]	196,566
12,183	SEACOR Holdings, Inc.[a]	450,771
172,187	SRC Energy, Inc.[a]	809,279
109,416	Superior Energy Services, Inc.[a]	366,544
89,673	TETRA Technologies, Inc.[a]	150,651
55,745	U.S. Silica Holdings, Inc.[b]	567,484
38,673	Unit Corporation[a]	552,250

	Total	15,709,607

Financials (18.7%)
32,467	Ambac Financial Group, Inc.[a]	559,731
63,652	American Equity Investment Life Holding Company	1,778,437
28,471	Ameris Bancorp	901,677
13,814	AMERISAFE, Inc.	783,116
80,021	Apollo Commercial Real Estate Finance, Inc.	1,333,150
29,996	ARMOUR Residential REIT, Inc.	614,918
39,305	Axos Financial, Inc.[a]	989,700
30,420	Banc of California, Inc.	404,890
22,195	Banner Corporation	1,186,989
28,181	Berkshire Hills Bancorp, Inc.	760,042
33,569	Blucora, Inc.[a]	894,278
60,157	Boston Private Financial Holdings, Inc.	635,859
57,472	Brookline Bancorp, Inc.	794,263
66,072	Capstead Mortgage Corporation	440,700
21,158	Central Pacific Financial Corporation	515,197
11,666	City Holding Company	788,505
51,612	Columbia Banking System, Inc.	1,872,999
36,430	Community Bank System, Inc.	2,123,869
21,169	Customers Bancorp, Inc.[a]	385,276
72,186	CVB Financial Corporation	1,460,323
22,166	Dime Community Bancshares, Inc.	376,379
24,257	Donnelley Financial Solutions, Inc.[a]	340,326
22,349	Eagle Bancorp, Inc.[a]	1,088,620
11,471	eHealth, Inc.[a]	440,716
23,467	Employers Holdings, Inc.	984,910
18,363	Encore Capital Group, Inc.[a,b]	431,530
24,275	Enova International, Inc.[a]	472,391
36,847	EZCORP, Inc.[a]	284,827
15,850	Fidelity Southern Corporation	412,417
153,232	First BanCorp	1,317,795
71,730	First Commonwealth Financial Corporation	866,498
69,879	First Financial Bancorp	1,657,530
47,656	First Financial Bankshares, Inc.[b]	2,749,275
75,076	First Midwest Bancorp, Inc.	1,487,256
30,918	FirstCash, Inc.	2,236,917
20,797	Flagstar Bancorp, Inc.[a]	549,041
8,639	Franklin Financial Network, Inc.[a]	227,810
59,586	Glacier Bancorp, Inc.	2,360,797
31,181	Granite Point Mortgage Trust, Inc.	562,193
40,662	Great Western Bancorp, Inc.	1,270,688
33,407	Green Dot Corporationa	2,656,525
12,262	Greenhill & Company, Inc.	299,193
23,274	Hanmi Financial Corporation	458,498
5,424	HCI Group, Inc.	275,593
23,113	Heritage Financial Corporation	686,918
27,525	HFF, Inc.	912,729
19,287	HomeStreet, Inc.[a]	409,463
86,127	Hope Bancorp, Inc.	1,021,466
29,245	Horace Mann Educators Corporation	1,095,225
19,722	Independent Bank Corporation	1,386,654
11,202	INTL FCStone, Inc.[a]	409,769
79,858	Invesco Mortgage Capital. Inc.	1,156,344
23,610	Investment Technology Group, Inc.	713,966
21,454	James River Group Holdings, Ltd.	783,929
31,838	Legacy Texas Financial Group, Inc.	1,021,681
48,259	Maiden Holdings, Ltd.	79,627
19,518	Meta Financial Group, Inc.	378,454
18,219	National Bank Holdings Corporation	562,421
16,383	Navigators Group, Inc.	1,138,455
31,135	NBT Bancorp, Inc.	1,076,960
109,746	New York Mortgage Trust, Inc.	646,404
46,709	NMI Holdings, Inc.[a]	833,756
33,459	Northfield Bancorp, Inc.	453,369
73,419	Northwest Bancshares, Inc.	1,243,718
31,461	OFG Bancorp	517,848
106,266	Old National Bancorp	1,636,496
15,068	Opus Bank	295,182
28,353	Oritani Financial Corporation	418,207
31,311	Pacific Premier Bancorp, Inc.[a]	799,057
43,587	PennyMac Mortgage Investment Trust	811,590
10,458	Piper Jaffray Companies	688,555
32,481	PRA Group, Inc.[a]	791,562

The accompanying Notes to Financial Statements are an integral part of this schedule.

214

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Schedule of Investments as of December 31, 2018

Shares	Common Stock (97.2%)	Value
Financials (18.7%) - continued
9,861	Preferred Bank	$427,474
38,308	ProAssurance Corporation	1,553,772
43,635	Provident Financial Services, Inc.	1,052,913
59,396	Redwood Trust, Inc.	895,098
27,515	RLI Corporation	1,898,260
24,983	S&T Bancorp, Inc.	945,357
10,128	Safety Insurance Group, Inc.	828,572
36,214	Seacoast Banking Corporation of Florida[a]	942,288
41,385	Selective Insurance Group, Inc.	2,522,002
32,366	ServisFirst Bancshares, Inc.	1,031,504
65,225	Simmons First National Corporation	1,573,879
22,962	Southside Bancshares, Inc.	729,044
16,962	Stewart Information Services Corporation	702,227
52,475	Third Point Reinsurance, Ltd.[a]	505,859
8,881	Tompkins Financial Corporation	666,164
17,030	Triumph Bancorp, Inc.[a]	505,791
69,000	TrustCo Bank Corporation	473,340
55,842	United Community Banks, Inc.	1,198,369
15,168	United Fire Group, Inc.	841,066
14,702	United Insurance Holdings Corporation	244,347
22,625	Universal Insurance Holdings, Inc.	857,940
31,981	Veritex Holdings, Inc.[a]	683,754
5,154	Virtus Investment Partners, Inc.	409,382
55,319	Waddell & Reed Financial, Inc.[b]	1,000,168
20,245	Walker & Dunlop, Inc.	875,596
19,062	Westamerica Bancorporation	1,061,372
82,908	WisdomTree Investments, Inc.	551,338
4,709	World Acceptance Corporation[a]	481,542

	Total	90,459,867

Health Care (11.3%)
27,452	Acorda Therapeutics, Inc.[a]	427,702
6,966	Addus HomeCare Corporation[a]	472,852
66,611	Akorn, Inc.[a]	225,811
24,636	AMAG Pharmaceuticals, Inc.[a]	374,221
20,429	Amedisys, Inc.[a]	2,392,440
33,126	AMN Healthcare Services, Inc.[a]	1,876,919
24,399	Amphastar Pharmaceuticals, Inc.[a]	485,540
26,360	AngioDynamics, Inc.[a]	530,627
5,851	ANI Pharmaceuticals, Inc.[a]	263,412
10,520	Anika Therapeutics, Inc.[a]	353,577
45,407	Assertio Therapeutics, Inc.[a]	163,919
23,490	Biotelemetry, Inc.[a]	1,402,823
23,583	Cambrex Corporation[a]	890,494
82,699	Community Health Systems, Inc.[a,b]	233,211
8,222	Computer Programs and Systems, Inc.	206,372
18,202	CONMED Corporation	1,168,568
73,661	Corcept Therapeutics, Inc.[a,b]	984,111
6,483	CorVel Corporation[a]	400,131
26,045	Cross Country Healthcare, Inc.[a]	190,910
24,190	CryoLife, Inc.[a]	686,512
9,755	Cutera, Inc.[a]	166,030
38,652	Cytokinetics, Inc.[a]	244,281
39,424	Diplomat Pharmacy, Inc.[a]	530,647
7,725	Eagle Pharmaceuticals, Inc.[a]	311,240
31,596	Emergent Biosolutions, Inc.[a]	1,873,011
11,092	Enanta Pharmaceuticals, Inc.[a]	785,646
140,652	Endo International plc[a]	1,026,760
34,780	Ensign Group, Inc.	1,349,116
18,510	HealthStream, Inc.	447,017
4,803	Heska Corporation[a]	413,538
59,663	HMS Holdings Corporation[a]	1,678,320
47,663	Innoviva, Inc.[a]	831,719
20,983	Integer Holdings Corporation[a]	1,600,164
23,690	Invacare Corporation	101,867
21,841	Lannett Company, Inc.[a,b]	108,331
26,714	Lantheus Holdings, Inc.[a]	418,074
10,938	LeMaitre Vascular, Inc.	258,574
20,564	LHC Group, Inc.[a]	1,930,548
29,688	Luminex Corporation	686,090
17,084	Magellan Health Services, Inc.[a]	971,909
46,387	Medicines Company[a,b]	887,847
18,411	Medpace Holdings, Inc.[a]	974,494
30,198	Meridian Bioscience, Inc.	524,237
38,662	Merit Medical Systems, Inc.[a]	2,157,726
67,789	Momenta Pharmaceuticals, Inc.[a]	748,391
52,892	Myriad Genetics, Inc.[a]	1,537,570
23,916	Natus Medical, Inc.[a]	813,862
36,681	Neogen Corporation[a]	2,090,817
33,809	NextGen Healthcare, Inc.[a]	512,206
27,971	Omnicell, Inc.[a]	1,712,944
43,801	OraSure Technologies, Inc.[a]	511,596
13,490	Orthifix Medical, Inc.[a]	708,090
44,099	Owens & Minor, Inc.	279,147
14,173	Phibro Animal Health Corporation	455,804
59,369	Progenics Pharmaceuticals, Inc.[a]	249,350
7,819	Providence Service Corporation[a]	469,296
20,263	Quorum Health Corporation[a]	58,560
21,180	REGENXBIO, Inc.[a]	888,501
27,491	Repligen Corporation[a]	1,449,875
76,549	Select Medical Holdings Corporation[a]	1,175,027
71,594	Spectrum Pharmaceuticals, Inc.[a]	626,448
37,084	Supernus Pharmaceuticals, Inc.[a]	1,231,931
9,415	Surmodics, Inc.[a]	444,953
11,949	Tabula Rasa HealthCare, Inc.[a]	761,868
11,623	Tactile Systems Technology, Inc.[a]	529,428
28,876	Tivity Health, Inc.[a]	716,414
9,062	U.S. Physical Therapy, Inc.	927,496
37,074	Vanda Pharmaceuticals, Inc.[a]	968,744
27,214	Varex Imaging Corporation[a]	644,428

	Total	54,520,084

Industrials (18.2%)
20,663	A. Schulman, Inc. CVR[a,c]	37,493
28,850	AAON, Inc.	1,011,481
23,083	AAR Corporation	861,919
46,982	ABM Industries, Inc.	1,508,592
43,461	Actuant Corporation	912,246
23,259	Aegion Corporation[a]	379,587
50,840	Aerojet Rocketdyne Holdings, Inc.[a]	1,791,093
15,189	Aerovironment, Inc.[a]	1,032,093
6,854	Alamo Group, Inc.	529,951
20,737	Albany International Corporation	1,294,611
9,053	Allegiant Travel Company	907,292
10,908	American Woodmark Corporationa	607,357
20,152	Apogee Enterprises, Inc.	601,537
27,245	Applied Industrial Technologies, Inc.	1,469,595
18,348	ArcBest Corporation	628,603
34,856	Arcosa, Inc.[a]	965,163
16,092	Astec Industries, Inc.	485,818
18,320	Atlas Air Worldwide Holdings, Inc.[a]	772,921
41,188	Axon Enterprise, Inc.[a]	1,801,975
18,672	AZZ, Inc.	753,602
33,288	Barnes Group, Inc.	1,784,903
34,536	Brady Corporation	1,500,935
30,329	Briggs & Stratton Corporation	396,703
22,129	Chart Industries, Inc.[a]	1,439,049
14,148	CIRCOR International, Inc.[a]	301,352

The accompanying Notes to Financial Statements are an integral part of this schedule.

215

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (97.2%)	Value
Industrials (18.2%) - continued
26,530	Comfort Systems USA, Inc.	$1,158,830
20,131	Cubic Corporation	1,081,840
11,308	DXP Enterprises, Inc.[a]	314,815
20,112	Echo Global Logistics, Inc.[a]	408,877
14,936	Encore Wire Corporation	749,489
12,670	Engility Holdings, Inc.[a]	360,588
14,599	EnPro Industries, Inc.	877,400
18,511	ESCO Technologies, Inc.	1,220,800
23,142	Essendant, Inc.	291,126
36,680	Exponent, Inc.	1,860,043
42,903	Federal Signal Corporation	853,770
7,046	Forrester Research, Inc.	314,956
20,606	Forward Air Corporation	1,130,239
27,670	Franklin Electric Company, Inc.	1,186,490
27,056	FTI Consulting, Inc.[a]	1,803,012
22,708	Gibraltar Industries, Inc.[a]	808,178
22,795	Greenbrier Companies, Inc.	901,314
24,263	Griffon Corporation	253,548
57,656	Harsco Corporation[a]	1,145,048
34,769	Hawaiian Holdings, Inc.	918,249
33,479	Heartland Express, Inc.	612,666
13,476	Heidrick & Struggles International, Inc.	420,316
43,953	Hillenbrand, Inc.	1,667,137
24,068	Hub Group, Inc.[a]	892,201
12,948	Insteel Industries, Inc.	314,377
42,617	Interface, Inc.	607,292
22,265	John Bean Technologies Corporation	1,598,850
19,968	Kaman Corporation	1,120,005
21,945	Kelly Services, Inc.	449,434
15,766	KLX Energy Services Holdings, Inc.[a]	369,713
40,379	Korn/Ferry International	1,596,586
7,673	Lindsay Corporation	738,526
23,865	LSC Communications, Inc.	167,055
12,402	Lydall, Inc.[a]	251,885
27,673	Marten Transport, Ltd.	448,026
30,487	Matson, Inc.	976,194
22,948	Matthews International Corporation	932,148
34,523	Mercury Systems, Inc.[a]	1,632,593
32,105	Mobile Mini, Inc.	1,019,334
22,855	Moog, Inc.	1,770,805
41,307	Mueller Industries, Inc.	964,932
9,964	Multi-Color Corporation	349,637
11,881	MYR Group, Inc.[a]	334,688
3,606	National Presto Industries, Inc.	421,614
30,169	Navigant Consulting, Inc.	725,564
20,184	Orion Group Holdings, Inc.[a]	86,589
16,076	Patrick Industries, Inc.[a]	476,010
40,993	PGT Innovations, Inc.[a]	649,739
6,230	Powell Industries, Inc.	155,812
18,998	Proto Labs, Inc.[a]	2,142,784
25,099	Quanex Building Products Corporation	341,095
51,024	R.R. Donnelley & Sons Company	202,055
25,612	Raven Industries, Inc.	926,898
21,230	Resources Connection, Inc.	301,466
18,321	Saia, Inc.[a]	1,022,678
29,485	Simpson Manufacturing Company, Inc.	1,596,023
36,530	SkyWest, Inc.	1,624,489
30,766	SPX Corporation[a]	861,756
30,419	SPX FLOW, Inc.[a]	925,346
9,202	Standex International Corporation	618,190
21,410	Team, Inc.[a,b]	313,657
12,849	Tennant Company	669,561
38,954	Tetra Tech, Inc.	2,016,649
35,431	Titan International, Inc.	165,108
41,405	Trex Company, Inc.[a]	2,457,801
35,576	Triumph Group, Inc.	409,124
29,121	TrueBlue, Inc.[a]	647,942
15,670	U.S. Ecology, Inc.	986,897
10,829	UniFirst Corporation	1,549,305
43,996	Universal Forest Products, Inc.	1,142,136
8,927	Veritiv Corporation[a]	222,907
14,592	Viad Corporation	730,913
11,725	Vicor Corporation[a]	443,088
39,493	Wabash National Corporation	516,568
28,389	WageWorks, Inc.[a]	771,045
19,564	Watts Water Technologies, Inc.	1,262,465

	Total	88,032,157

Information Technology (14.0%)
80,887	3D Systems Corporation[a,b]	822,621
67,231	8x8, Inc.[a]	1,212,847
34,338	ADTRAN, Inc.	368,790
27,102	Advanced Energy Industries, Inc.[a]	1,163,489
12,412	Agilysys, Inc.[a]	177,988
24,717	Alarm.com Holdings, Inc.[a]	1,282,071
20,239	Anixter International, Inc.[a]	1,099,180
14,016	Applied Optoelectronics, Inc.[a,b]	216,267
22,947	Axcelis Technologies, Inc.[a]	408,457
20,772	Badger Meter, Inc.	1,022,190
6,906	Bel Fuse, Inc.	127,208
30,963	Benchmark Electronics, Inc.	655,796
25,906	Bottomline Technologies (de), Inc.[a]	1,243,488
50,355	Brooks Automation, Inc.	1,318,294
20,170	Cabot Microelectronics Corporation	1,923,209
25,533	CalAmp Corporation[a]	332,184
26,015	Cardtronics, Inc.[a]	676,390
16,007	CEVA, Inc.[a]	353,595
28,648	Cohu, Inc.	460,373
16,921	Comtech Telecommunications Corporation	411,857
18,196	Control4 Corporation[a]	320,250
29,155	Cray, Inc.[a]	629,456
24,092	CSG Systems International, Inc.	765,403
23,560	CTS Corporation	609,968
27,840	Daktronics, Inc.	206,016
53,293	Diebold Nixdorf, Inc.[b]	132,699
19,466	Digi International, Inc.[a]	196,412
27,930	Diodes, Inc.[a]	901,022
13,615	DSP Group, Inc.[a]	152,488
15,792	Ebix, Inc.[b]	672,107
24,647	Electro Scientific Industries, Inc.[a]	738,424
31,027	Electronics for Imaging, Inc.[a]	769,470
9,780	ePlus, Inc.[a]	696,043
43,085	EVERTEC, Inc.	1,236,539
24,130	ExlService Holdings, Inc.[a]	1,269,721
83,447	Extreme Networks, Inc.[a]	509,027
26,289	Fabrinet[a]	1,348,888
12,101	FARO Technologies, Inc.[a]	491,785
82,772	Finisar Corporation[a]	1,787,875
51,979	FormFactor, Inc.[a]	732,384
61,587	Harmonic, Inc.[a]	290,691
16,110	Ichor Holdings, Ltd.[a,b]	262,593
42,117	II-VI, Inc.[a]	1,367,118
25,333	Insight Enterprises, Inc.[a]	1,032,320
23,597	Itron, Inc.[a]	1,115,902
39,991	KEMET Corporation	701,442
64,442	Knowles Corporation[a]	857,723
43,481	Kopin Corporation[a]	43,437
46,870	Kulicke and Soffa Industries, Inc.	950,055

The accompanying Notes to Financial Statements are an integral part of this schedule.

216

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (97.2%)	Value
Information Technology (14.0%) - continued
41,129	LivePerson, Inc.[a]	$775,693
18,847	ManTech International Corporation	985,604
44,381	MaxLinear, Inc.[a]	781,106
26,399	Methode Electronics, Inc.	614,833
6,721	MicroStrategy, Inc.[a]	858,608
30,221	Monotype Imaging Holdings, Inc.	469,030
12,719	MTS Systems Corporation	510,413
17,117	Nanometrics, Inc.[a]	467,808
22,491	NETGEAR, Inc.[a]	1,170,207
47,449	NIC, Inc.	592,163
21,726	OneSpan, Inc.[a]	281,352
12,145	OSI Systems, Inc.[a]	890,228
13,640	Park Electrochemical Corporation	246,475
19,716	PDF Solutions, Inc.[a]	166,206
23,395	Perficient, Inc.[a]	520,773
48,212	Photronics, Inc.[a]	466,692
22,483	Plexus Corporationa	1,148,432
20,646	Power Integrations, Inc.	1,258,993
31,579	Progress Software Corporation	1,120,739
23,873	Qualys, Inc.[a]	1,784,268
77,072	Rambus, Inc.[a]	591,142
12,890	Rogers Corporation[a]	1,276,883
22,636	Rudolph Technologies, Inc.[a]	463,359
48,067	Sanmina Corporationa	1,156,492
18,342	ScanSource, Inc.[a]	630,598
46,348	Semtech Corporation[a]	2,125,983
8,769	SMART Global Holdings, Inc.[a]	260,439
30,296	Solaredge Technology, Ltd.[a,b]	1,063,390
12,405	SPS Commerce, Inc.[a]	1,021,924
28,560	Sykes Enterprises, Inc.[a]	706,289
87,988	TiVo Corp	827,967
92,553	Travelport Worldwide, Ltd.	1,445,678
10,185	TTEC Holdings, Inc.	290,985
66,619	TTM Technologies, Inc.[a]	648,203
27,568	Ultra Clean Holdings, Inc.[a]	233,501
36,460	Unisys Corporation[a,b]	424,030
34,842	Veeco Instruments, Inc.[a]	258,179
162,237	Viavi Solutions, Inc.[a]	1,630,482
19,832	Virtusa Corporation[a]	844,645
34,053	Xperi Corporation	626,235

	Total	67,699,579

Materials (4.0%)
20,950	AdvanSix, Inc.[a]	509,923
225,353	AK Steel Holding Corporation[a]	507,044
18,901	American Vanguard Corporation	287,106
22,666	Balchem Corporation	1,775,881
27,660	Boise Cascade Company	659,691
35,991	Century Aluminum Company[a]	263,094
11,790	Clearwater Paper Corporation[a]	287,322
18,287	FutureFuel Corporation	290,032
35,741	H.B. Fuller Company	1,525,069
6,821	Hawkins, Inc.	279,320
8,902	Haynes International, Inc.	235,013
29,547	Ingevity Corporation[a]	2,472,788
13,998	Innophos Holdings, Inc.	343,371
17,508	Innospec, Inc.	1,081,294
11,644	Kaiser Aluminum Corporation	1,039,693
15,217	Koppers Holdings, Inc.[a]	259,298
22,827	Kraton Performance Polymers, Inc.[a]	498,542
14,516	LSB Industries, Inc.[a]	80,128
14,462	Materion Corporation	650,645
24,505	Myers Industries, Inc.	370,271
12,058	Neenah, Inc.	710,457
6,525	Olympic Steel, Inc.	93,112
31,369	PH Glatfelter Company	306,161
9,396	Quaker Chemical Corporation	1,669,763
37,260	Rayonier Advanced Materials, Inc.	396,819
21,968	Schweitzer-Mauduit International, Inc.	550,298
14,286	Stepan Company	1,057,164
46,309	SunCoke Energy, Inc.[a]	395,942
27,975	TimkenSteel Corporation[a]	244,502
18,129	Tredegar Corporation	287,526
11,316	US Concrete, Inc.[a,b]	399,229

	Total	19,526,498

Real Estate (6.3%)
58,426	Acadia Realty Trust	1,388,202
24,410	Agree Realty Corporation	1,443,119
26,646	American Assets Trust, Inc.	1,070,370
35,074	Armada Hoffler Properties, Inc.	493,140
59,168	CareTrust REIT, Inc.	1,092,241
123,551	CBL & Associates Properties, Inc.	237,218
62,232	Cedar Realty Trust, Inc.	195,408
32,792	Chatham Lodging Trust	579,763
43,193	Chesapeake Lodging Trust	1,051,750
12,365	Community Healthcare Trust, Inc.	356,483
146,658	DiamondRock Hospitality Company	1,331,655
43,180	Easterly Government Properties, Inc.	677,062
25,421	EastGroup Properties, Inc.	2,331,868
47,773	Four Corners Property Trust, Inc.	1,251,653
76,730	Franklin Street Properties Corporation	478,028
23,672	Getty Realty Corporation	696,193
53,332	Global Net Lease, Inc.	939,710
136,239	Government Properties Income Trust	935,962
26,467	Hersha Hospitality Trust	464,231
62,327	Independence Realty Trust, Inc.	572,162
48,506	iSTAR Financial, Inc.	444,800
59,873	Kite Realty Group Trust	843,611
148,326	Lexington Realty Trust	1,217,756
28,337	LTC Properties, Inc.	1,181,086
15,099	Marcus and Millichap, Inc.[a]	518,349
40,391	National Storage Affiliates Trust	1,068,746
45,230	Pennsylvania REIT	268,666
14,082	PS Business Parks, Inc.	1,844,742
12,703	RE/MAX Holdings, Inc.	390,617
80,658	Retail Opportunity Investments Corporation	1,280,849
57,354	RPT Realty	685,380
8,130	Saul Centers, Inc.	383,899
74,978	Summit Hotel Properties, Inc.	729,536
9,134	Universal Health Realty Income Trust	560,554
21,437	Urstadt Biddle Properties, Inc.	412,019
133,001	Washington Prime Group, Inc.	646,385
28,475	Whitestone REIT	349,103

	Total	30,412,316

Utilities (2.5%)
25,873	American States Water Company	1,734,526
46,323	Avista Corporation	1,967,801
34,357	California Water Service Group	1,637,455
28,650	El Paso Electric Company	1,436,224
20,595	Northwest Natural Holding Company	1,245,174
60,271	South Jersey Industries, Inc.	1,675,534

The accompanying Notes to Financial Statements are an integral part of this schedule.

217

SMALL CAP INDEX PORTFOLIO

Schedule of Investments as of December 31, 2018

Shares	Common Stock (97.2%)	Value
Utilities (2.5%) - continued
35,702	Spire, Inc.	$2,644,804

	Total	12,341,518

	Total Common Stock (cost $430,879,534)	470,584,995

	Registered Investment Companies (2.5%)
Unaffiliated (2.5%)
177,171	iShares Core S&P Small-Cap ETF	12,281,494

	Total	12,281,494

	Total Registered Investment Companies (cost $13,772,071)	12,281,494

	Collateral Held for Securities Loaned (3.9%)
18,789,699	Thrivent Cash Management Trust	18,789,699

	Total Collateral Held for Securities Loaned (cost $18,789,699)	18,789,699

Shares or Principal Amount	Short-Term Investments (0.2%)
	Federal Home Loan Bank Discount Notes
200,000	2.320%, 1/29/2019[d,e]	199,643
	Thrivent Core Short-Term Reserve Fund
50,367	2.670%	503,667

	Total Short-Term Investments (cost $703,306)	703,310

	Total Investments (cost $464,144,610) 103.8%	$502,359,498

	Other Assets and Liabilities, Net (3.8%)	(18,180,129)

	Total Net Assets 100.0%	$484,179,369

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Small Cap Index Portfolio as of December 31, 2018:

Securities Lending Transactions
Common Stock	$18,368,022

Total lending	$18,368,022
Gross amount payable upon return of collateral for securities loaned	$18,789,699

Net amounts due to counterparty	$421,677

Definitions:

ETF	-	Exchange Traded Fund
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

218

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

Item 11.	Controls and Procedures

(a) Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Registrant’s principal executive and principal financial officers, or persons performing similar functions, are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13.	Exhibits

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: See EX-99.CODE attached hereto.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant: Not applicable

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 28, 2019	THRIVENT SERIES FUND, INC.

	By:	/s/ David S. Royal
David S. Royal
President and Chief Investment Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 28, 2019	By:	/s/ David S. Royal
David S. Royal
President and Chief Investment Officer (principal executive officer)

Date: February 28, 2019	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer and Principal Accounting Officer (principal financial officer)